UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-04236

JPMorgan Trust II

(Exact name of registrant as specified in charter)

277 Park Avenue

New York, NY 10172

(Address of principal executive offices) (Zip code)

Gregory S. Samuels

277 Park Avenue

New York, NY 10172

(Name and Address of Agent for Service)

Registrant’s telephone number, including area code: (800) 480-4111

Date of fiscal year end: Last day of February

Date of reporting period: March 1, 2018 through February 28, 2019

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. Section 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

The following is a copy of the report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).

Annual Report

J.P. Morgan Municipal Bond Funds

February 28, 2019

JPMorgan High Yield Municipal Fund

(formerly known as JPMorgan Tax Aware High Income Fund)

JPMorgan Municipal Income Fund

JPMorgan Short-Intermediate Municipal Bond Fund

JPMorgan Tax Free Bond Fund

JPMorgan Ultra-Short Municipal Fund

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Funds’ annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Funds’ website www.jpmorganfunds.com and you will be notified by mail each time a report is posted and provided with a website to access the report. If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action.

You may elect to receive shareholder reports and other communications from the Funds electronically anytime by contacting your financial intermediary (such as a broker dealer, bank, or retirement plan) or, if you are a direct investor, by going to www.jpmorganfunds.com/edelivery.

You may elect to receive paper copies of all future reports free of charge. Contact your financial intermediary or, if you invest directly with the Funds, email us at funds.website.support@jpmorganfunds.com or call 1-800-480-4111. Your election to receive paper reports will apply to all funds held within your account(s).

Investments in a Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when a Fund’s share price is lower than when you invested.

Past performance is no guarantee of future performance. The general market views expressed in this report are opinions based on market and other conditions through the end of the reporting period and are subject to change without notice. These views are not intended to predict the future performance of a Fund or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of any Fund.

Prospective investors should refer to the Funds’ prospectuses for a discussion of the Funds’ investment objectives, strategies and risks. Call J.P. Morgan Funds Service Center at 1-800-480-4111 for a prospectus containing more complete information about a Fund, including management fees and other expenses. Please read it carefully before investing.

CEO’S LETTER

April 9, 2019 (Unaudited)

Dear Shareholders,

While the U.S. economy outpaced most other developed economies throughout 2018 and into early 2019, decelerating global growth prompted the U.S. Federal Reserve and certain other leading central banks to adopt a more neutral policy stance to support economic growth.

“In early 2019, prices for equity, debt securities and government bonds generally rose amid investor expectations for favorable central bank policies and optimism over a potential resolution to the trade dispute between the U.S. and China.” — George C.W. Gatch

Despite a sharp sell-off in financial markets in the fourth quarter of 2018, U.S. equity and bond markets generally recorded a positive performance for the twelve months ended February 28, 2019. For most of the reporting period, U.S. equity and bond prices were supported by record high corporate profits and a surging domestic economy.

Growth in U.S. gross domestic product (GDP) swelled to 4.2% in the second quarter of 2018, then cooled to 3.4% and 2.2% in the third and fourth quarters, respectively. The unemployment rate in the U.S. remained at historic lows, ranging between 4.0% and 3.7% for the reporting period and ending at 3.8% in February 2019. Corporate earnings generally outperformed analysts’ expectations for most of the reporting period but investors and economists expected that trend to recede due to slowing global demand and the fading effects of federal tax cuts enacted at the end of 2017.

Meanwhile, investor uncertainty rose in late 2018 amid unresolved U.S.-China trade tensions, rising interest rates and a political impasse that led to the shutdown of large parts of the U.S. federal government. Equity prices plummeted in December sending the S&P 500 Index to its worst monthly performance since 1931. However, a budget agreement re-opened federal operations in January and the Fed responded to slowing growth by adopting a “patient” approach toward further interest rate increases. Financial markets quickly rebounded, with domestic equity prices generally returning to positive territory for the reporting period and bond prices generally rising.

Among other leading economies, manufacturing and export sectors slumped in the 19-nation Eurozone, as well as in South Korea and Taiwan, amid softening demand from China and the impact of reciprocal trade tariffs between the U.S. and leading trading partners. In response to stalling growth, the European Central Bank offered a new round of low-cost loans to banks and indicated it would not raise interest rates through the end of 2019. Meanwhile, Chinese authorities moved to counter slowing domestic growth via tax cuts, infrastructure spending and increased bank lending. By the end of the period, U.S. and Chinese negotiators were working to resolve their trade dispute.

Notably, emerging market debt largely outperformed both equity and other bond markets in the second half of the reporting period. A decline in interest rates at the end of the period and investor expectations for improvement in trade tensions combined to generally bolster both sovereign and corporate bonds in emerging markets. In the U.S., equity market volatility increased in the second half of the reporting period and bond markets, which had lackluster performance for the first half of the reporting period, generally outperformed equity markets in the latter six months.

In early 2019, prices for equity, debt securities and government bonds generally rose amid investor expectations for favorable central bank policies and optimism over a potential resolution to the trade dispute between the U.S. and China. A pause in monetary tightening and a reduction in reciprocal trade tariffs could continue to support financial markets and global economic activity. The International Monetary Fund (IMF) and the Organization for Economic Cooperation and Development (OECD) have forecast 3.3% growth in global GDP for 2019, but the OECD has also warned of weakening economic prospects in the 20 largest economies, particularly in China, Eurozone countries and the U.K. The organization has cited “vulnerabilities” from slowing trade and manufacturing, as well as acute geo-political risks. The U.S. economy is forecast by IMF to grow by about 2.3% in 2019, slower than the previous year but still positive and on track to achieve its longest period of economic expansion on record.

We believe those investors who remain fully invested for the long term in a well-diversified portfolio may continue to benefit from available market opportunities. We look forward to managing your investment needs for years to come. Should you have any questions, please visit www.jpmorganfunds.com or contact the J.P. Morgan Funds Service Center at 1-800-480-4111.

Sincerely yours,

George C.W. Gatch

CEO, Global Funds Management

J.P. Morgan Asset Management

FEBRUARY 28, 2019	J.P. MORGAN MUNICIPAL BOND FUNDS	1

J.P. Morgan Municipal Bond Funds

MARKET OVERVIEW

TWELVE MONTHS ENDED FEBRUARY 28, 2019 (Unaudited)

The performance of U.S. bond markets continued to lag behind gains in U.S. equity for most of the reporting period. Equity prices were generally supported by record corporate profits, low interest rates and the continued expansion of the U.S. economy. Conversely, investor expectations for accelerating inflation and future increases in interest rates weighed down prices for corporate debt and U.S. Treasury bonds for most of the reporting period.

Notably, investors sold off both equity and bonds in the fourth quarter of 2018 amid concerns about U.S.-China trade tensions, slowing economic growth in China and Europe and a political impasse in Washington, D.C. that led to the partial shutdown of the federal government.

However, prices for both equity and bonds rebounded somewhat in the first two months of 2019. A budget agreement re-opened federal government operations in January, and the U.S. Federal Reserve (the “Fed”) said it would take a “patient” approach toward future interest rate increases. At the same time, inflation remained below the Fed’s target level despite a tightening job market and emerging signs of wage growth in the U.S.

Overall, high yield bonds (also known as “junk bonds”) outperformed both investment grade corporate debt and U.S. Treasury bonds during the reporting period. For the twelve months ended February 28, 2019, the Bloomberg Barclays Municipal Bond Index returned 4.13%.

2	J.P. MORGAN MUNICIPAL BOND FUNDS	FEBRUARY 28, 2019

JPMorgan High Yield Municipal Fund

(formerly known as JPMorgan Tax Aware High Income Fund)*

FUND COMMENTARY

TWELVE MONTHS ENDED FEBRUARY 28, 2019 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class I Shares)**	4.29%
Bloomberg Barclays U.S. Municipal Bond Index	4.13%
Bloomberg Barclays High Yield Municipal Bond Index	6.95%

Net Assets as of 2/28/2019 (In Thousands)	$158,494
Duration as of 2/28/2019	8.5 years

INVESTMENT OBJECTIVE***

The JPMorgan High Yield Municipal Fund (the “Fund”) seeks a high level of current income exempt from federal income taxes.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

For the twelve months ended February 28, 2019, the Fund’s Class I Shares outperformed the Bloomberg Barclays U.S. Municipal Bond Index (the “Benchmark”) and underperformed the Bloomberg Barclays High Yield Municipal Index. Interest rates fell sharply in the final months of the reporting period and lower quality bonds generally outperformed higher quality bonds.

Relative to the Benchmark, the Fund’s longer overall duration was a leading contributor to performance. Duration measures the price sensitivity of a portfolio of bonds relative to changes in interest rates. Generally, bonds with longer duration will experience a larger increase in price when interest rates fall. The Fund’s overweight allocation to bonds rated BBB and BB also contributed to performance relative to the Benchmark. The Fund’s overweight positions in the health care, education and special tax sectors also helped relative performance.

The Fund’s underweight positions in the water & sewer, state general obligation and housing sectors were leading detractors from relative performance during the reporting period.

HOW WAS THE FUND POSITIONED?

During the reporting period, the Fund’s assets were invested municipal bonds, with a small allocation to loan assignments. The Fund’s largest allocations were to bonds rated BBB and BB, while its smallest allocations were in bonds rated AAA and single-A. At the end of the reporting period, the Fund’s overall duration was 8.5 years compared with 6.4 years for the Benchmark.

CREDIT QUALITY ALLOCATIONS****
AAA	9.5%
AA	17.2
A	7.4
BBB	30.0
BB	18.7
B	0.1
NR	17.1

*	Effective November 1, 2018, the Fund was renamed.
**	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
***	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
****	Percentages indicated are based on total investments as of February 28, 2019. The Fund’s portfolio composition is subject to change.

FEBRUARY 28, 2019	J.P. MORGAN MUNICIPAL BOND FUNDS	3

JPMorgan High Yield Municipal Fund

(formerly known as JPMorgan Tax Aware High Income Fund)

FUND COMMENTARY

TWELVE MONTHS ENDED FEBRUARY 28, 2019 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF FEBRUARY 28, 2019

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	September 17, 2007
With Sales Charge*		0.37%	2.17%	4.56%
Without Sales Charge		4.28	2.95	4.96
CLASS C SHARES	September 17, 2007
With CDSC**		2.67	2.42	4.42
Without CDSC		3.67	2.42	4.42
CLASS I SHARES	September 17, 2007	4.29	3.04	5.05
CLASS R6 SHARES	November 1, 2018	4.34	3.05	5.06

*	Sales Charge for Class A Shares is 3.75%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (2/28/09 TO 2/28/19)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class R6 Shares prior to its inception date are based on the performance of Class I Shares. The actual returns of Class R6 Shares would have been different than those shown because Class R6 Shares have different expenses than Class I Shares.

The graph illustrates comparative performance for $1,000,000 invested in Class I Shares of the JPMorgan High Yield Municipal Fund, the Bloomberg Barclays U.S. Municipal Index, the Bloomberg Barclays High Yield Municipal Bond Index and the Lipper General & Insured Municipal Debt Funds Index from February 28, 2009 to February 28, 2019. The performance of the Lipper General & Insured Municipal Debt Funds Index reflects an initial investment at the end of the month closest to the Fund’s inception. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the Bloomberg Barclays U.S. Municipal Index and the Bloomberg Barclays High Yield Municipal Bond Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of securities included in the benchmarks, if applicable. The performance of the Lipper General & Insured Municipal Debt Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The Bloomberg Barclays U.S. Municipal Index is a total return performance benchmark for the long-term, investment-grade tax-exempt bond market. The Bloomberg Barclays High Yield Municipal Bond Index is an unmanaged index made up of bonds that are non-investment grade, unrated, or rated below Ba1 by Moody’s Investors Service with a remaining maturity of at least one year. The Lipper General & Insured Municipal Debt Funds Index represents total returns of the funds in the indicated category as defined by Lipper, Inc. Investors cannot invest directly in an index.

Class I Shares have a $1,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

4	J.P. MORGAN MUNICIPAL BOND FUNDS	FEBRUARY 28, 2019

JPMorgan Municipal Income Fund

FUND COMMENTARY

TWELVE MONTHS ENDED FEBRUARY 28, 2019 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class I Shares)*	3.43%
Bloomberg Barclays U.S. 1-15 Year Blend (1-17) Municipal Bond Index	4.11%

Net Assets as of 2/28/2019 (In Thousands)	$198,558
Duration as of 2/28/2019	4.8 years

INVESTMENT OBJECTIVE**

The JPMorgan Municipal Income Fund (the “Fund”) seeks current income exempt from federal income taxes.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

For the twelve months ended February 28, 2019, the Fund’s Class I Shares underperformed the Bloomberg Barclays U.S. 1-15 Year Blend (1-17) Municipal Bond Index (the “Benchmark”). Interest rates fell sharply in the final months of the reporting period and lower quality bonds generally outperformed higher quality bonds.

Relative to the Benchmark, the Fund’s security selection in short duration, higher quality bonds in the housing sector was a leading detractor from performance. Duration measures the price sensitivity of a bond or portfolio of bonds. Generally, bonds with shorter duration will experience a smaller increase in price as interest rates fall. The Fund’s overweight allocation to bonds rated AAA and its underweight position in the general obligation bonds also detracted from relative performance.

The Fund’s overweight positions in the hospital and leasing sectors were leading contributors to relative performance. The Fund did not hold bonds in the pre-refunded sectors, which also made a positive contribution to relative performance.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers continued to emphasize higher yielding sectors, particularly the housing sector. At the end of the twelve month period, the Fund’s overall duration was in line with that of the Benchmark.

CREDIT QUALITY ALLOCATIONS***
AAA	25.7%
AA	46.2
A	22.2
BBB	4.5
NR	1.4

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of February 28, 2019. The Fund’s portfolio composition is subject to change.

FEBRUARY 28, 2019	J.P. MORGAN MUNICIPAL BOND FUNDS	5

JPMorgan Municipal Income Fund

FUND COMMENTARY

TWELVE MONTHS ENDED FEBRUARY 28, 2019 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF FEBRUARY 28, 2019

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	February 23, 1993
With Sales Charge*		(0.71)%	1.53%	2.87%
Without Sales Charge		3.15	2.31	3.26
CLASS C SHARES	November 4, 1997
With CDSC**		1.61	1.72	2.67
Without CDSC		2.61	1.72	2.67
CLASS I SHARES	February 9, 1993	3.43	2.57	3.52
CLASS R6 SHARES	November 6, 2017	3.54	2.60	3.53

*	Sales Charge for Class A Shares is 3.75%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (2/28/09 TO 2/28/19)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date, month-end performance information please call 1-800-480-4111.

Returns for Class R6 Shares prior to its inception date are based on the performance of Class I Shares. The actual returns of Class R6 Shares would have been different than those shown because Class R6 Shares have different expenses than Class I Shares.

The graph illustrates comparative performance for $1,000,000 invested in Class I Shares of the JPMorgan Municipal Income Fund, the Bloomberg Barclays U.S. 1-15 Year Blend (1-17) Municipal Bond Index and the Lipper Intermediate Municipal Debt Funds Index from February 28, 2009 to February 28, 2019. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the Bloomberg Barclays U.S. 1-15 Year Blend (1-17) Municipal Bond Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The performance of the Lipper Intermediate Municipal Debt Funds Index

includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The Bloomberg Barclays U.S. 1-15 Year Blend (1-17) Municipal Bond Index represents the performance of municipal bonds with maturities from 1 to 17 years. The Lipper Intermediate Municipal Debt Funds Index is an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Capital gain distributions are subject to federal income tax; a portion of the Fund’s income distributions may be subject to the alternative minimum tax and some investors may be subject to certain state and local taxes.

Class I Shares have a $1,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

6	J.P. MORGAN MUNICIPAL BOND FUNDS	FEBRUARY 28, 2019

JPMorgan Short-Intermediate Municipal Bond Fund

FUND COMMENTARY

TWELVE MONTHS ENDED FEBRUARY 28, 2019 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class A Shares, without a sales charge)*	2.55%
Bloomberg Barclays U.S. 1-5 Year Blend (1-6) Municipal Bond Index	2.75%

Net Assets as of 2/28/2019 (In Thousands)	$1,478,124
Duration as of 2/28/2019	3.6 years

INVESTMENT OBJECTIVE**

The JPMorgan Short-Intermediate Municipal Bond Fund (the “Fund”) seeks as high a level of current income exempt from federal income tax as is consistent with relative stability of principal.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

For the twelve months ended February 28, 2019, the Fund’s Class A shares underperformed the Bloomberg Barclays U.S. 1-5 Year Blend (1-6) Municipal Bond Index (the “Benchmark”). Interest rates fell sharply in the final months of the reporting period and lower quality bonds generally outperformed higher quality bonds.

Relative to the Benchmark, the Fund’s overweight position in the electric sector and its underweight position in the industrial development revenue/pollution control revenue bonds were leading detractors from performance.

The Fund’s longer overall duration relative to the Benchmark was a leading contributor to relative performance. Duration measures the price sensitivity of a portfolio of bonds relative to changes in interest rates. Generally, bonds with longer duration will experience a larger increase in price when interest rates fall. The Fund’s overweight positions in the hospital, leasing and local general obligation bond sectors also made a positive contribution to relative performance. The Fund’s underweight position in bonds rated AAA also helped relative performance during the reporting period.

HOW WAS THE FUND POSITIONED?

During the reporting period, the Fund employed a bottom-up, security selection-based investment approach. The Fund’s portfolio managers sought to take advantage of opportunities stemming from increased volatility, supply pressures and headline credit risk while maintaining the Fund’s bias toward higher quality issuances.

CREDIT QUALITY ALLOCATIONS***
AAA	20.0%
AA	50.8
A	21.3
BBB	5.5
NR	2.4

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of February 28, 2019. The Fund’s portfolio composition is subject to change.

FEBRUARY 28, 2019	J.P. MORGAN MUNICIPAL BOND FUNDS	7

JPMorgan Short-Intermediate Municipal Bond Fund

FUND COMMENTARY

TWELVE MONTHS ENDED FEBRUARY 28, 2019 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF FEBRUARY 28, 2019

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	May 4, 1998
With Sales Charge*		0.24%	0.41%	1.02%
Without Sales Charge		2.55	0.86	1.25
CLASS C SHARES	November 1, 2001
With CDSC**		1.10	0.36	0.75
Without CDSC		2.10	0.36	0.75
CLASS I SHARES	June 19, 2009	3.09	1.34	1.75
CLASS R6 SHARES	October 1, 2018	3.02	1.32	1.74

*	Sales Charge for Class A Shares is 2.25%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (2/28/09 TO 2/28/19)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date, month-end performance information please call 1-800-480-4111.

Returns for Class I Shares prior to its inception date are based on the performance of Class A Shares. The actual returns of Class I Shares would have been different than those shown because Class I Shares have different expenses than Class A Shares.

Returns for Class R6 Shares prior to its inception date are based on the performance of Class I Shares. The actual returns of Class R6 Shares would have been different than those shown because Class R6 Shares have different expenses than Class I Shares.

The graph illustrates comparative performance for $10,000 invested in Class A Shares of the JPMorgan Short-Intermediate Municipal Bond Fund, the Bloomberg Barclays U.S. 1-5 Year Blend (1-6) Municipal Bond Index and the Lipper Short-Intermediate Municipal Debt Funds Index from February 28, 2009 to February 28, 2019. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the Bloomberg Barclays U.S. 1-5 Year Blend (1-6) Municipal Bond Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The performance of the Lipper Short-Intermediate Municipal Debt Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The Bloomberg Barclays U.S. 1-5 Year Blend (1-6) Municipal Bond Index is an unmanaged index of investment grade tax-exempt municipal bonds with maturities of 1–5.999 years. The Lipper Short-Intermediate Municipal Debt Funds Index represents the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Capital gain distributions are subject to federal income tax; a portion of the Fund’s income distributions may be subject to the alternative minimum tax and some investors may be subject to certain state and local taxes.

Class A Shares have a $1,000 minimum initial investment and carry a 2.25% sales charge.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

8	J.P. MORGAN MUNICIPAL BOND FUNDS	FEBRUARY 28, 2019

JPMorgan Tax Free Bond Fund

FUND COMMENTARY

TWELVE MONTHS ENDED FEBRUARY 28, 2019 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class A Shares, without a sales charge)*	3.00%
Bloomberg Barclays Municipal Bond Index	4.13%

Net Assets as of 2/28/2019 (In Thousands)	$382,599
Duration as of 2/28/2019	6.4 years

INVESTMENT OBJECTIVE**

The JPMorgan Tax Free Bond Fund (the “Fund”) seeks as high a level of current income exempt from federal income tax as is consistent with relative stability of principal.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

For the twelve months ended February 28, 2019, the Fund’s Class A shares underperformed the Bloomberg Barclays Municipal Bond Index (the “Benchmark”). Interest rates fell sharply toward the end of the reporting period and lower rated bonds generally outperformed higher rated bonds.

Relative to the Benchmark, the Fund’s overweight position in shorter duration, high quality pre-refunded bonds was a leading detractor from relative performance. Duration measures the price sensitivity of a portfolio of bonds to relative changes in interest rates. Generally, bonds with shorter duration will experience a smaller increase in price as interest rates rise. The Fund’s overweight position in the electric and industrial development revenue/pollution control revenue sectors and its underweight position in the water & sewer sector also detracted from relative performance.

The Funds overweight position in the 10-plus year portion of the yield curve was a leading contributor to performance relative to the Benchmark. The yield curve shows the relationship between yields and maturity dates for a set of similar bonds at a given point in time. The Fund’s overweight position in bonds rated BBB and its overweight position in the hospital sectors also contributed to relative performance.

HOW WAS THE FUND POSITIONED?

The Fund continued to employ a bottom-up, security selection-based investment approach and sought to take advantage of opportunities stemming from increased volatility, supply pressures and headline credit risk.

CREDIT QUALITY ALLOCATIONS***
AAA	13.4%
AA	48.4
A	21.6
BBB	11.8
NR	4.8

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of February 28, 2019. The Fund’s portfolio composition is subject to change.

FEBRUARY 28, 2019	J.P. MORGAN MUNICIPAL BOND FUNDS	9

JPMorgan Tax Free Bond Fund

FUND COMMENTARY

TWELVE MONTHS ENDED FEBRUARY 28, 2019 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF FEBRUARY 28, 2019

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	March 1, 1988
With Sales Charge*		(0.86)%	2.32%	3.42%
Without Sales Charge		3.00	3.10	3.82
CLASS C SHARES	July 1, 2008
With CDSC**		1.43	2.45	3.13
Without CDSC		2.43	2.45	3.13
CLASS I SHARES	February 1, 1995	3.24	3.30	4.01
CLASS R6 SHARES	October 1, 2018	3.26	3.30	4.01

*	Sales Charge for Class A Shares is 3.75%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (2/28/09 TO 2/28/19)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date, month-end performance information please call 1-800-480-4111.

Returns for Class R6 Shares prior to its inception date are based on the performance of Class I Shares. The actual returns of Class R6 Shares would have been different than those shown because Class R6 Shares have different expenses than Class I Shares.

The graph illustrates comparative performance for $10,000 invested in Class A Shares of the JPMorgan Tax Free Bond Fund, the Bloomberg Barclays U.S. Municipal Index and the Lipper General & Insured Municipal Debt Funds Index from February 28, 2009 to February 28, 2019. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and includes a sales charge. The performance of the Bloomberg Barclays U.S. Municipal Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The performance of the Lipper General & Insured Municipal Debt Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The Bloomberg Barclays U.S. Municipal Index is a total return performance benchmark for the long-term, investment-grade tax-exempt bond market. The Lipper General & Insured Municipal Debt Funds Index represents the total returns of certain mutual funds within the Fund’s designated category as defined by Lipper, Inc. Investors cannot invest directly in an index.

Capital gain distributions are subject to federal income tax; a portion of the Fund’s income distributions may be subject to the alternative minimum tax and some investors may be subject to certain state and local taxes.

Class A Shares have a $1,000 minimum initial investment and carry a 3.75% sales charge.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

10	J.P. MORGAN MUNICIPAL BOND FUNDS	FEBRUARY 28, 2019

JPMorgan Ultra-Short Municipal Fund

FUND SUMMARY

TWELVE MONTHS ENDED FEBRUARY 28, 2019 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class I Shares)*	1.60%
Bloomberg Barclays 1 Year Municipal Bond Index	1.83%

Net Assets as of 2/28/2019 (In Thousands)	$3,088,446
Duration as of 2/28/2019	0.7 years

INVESTMENT OBJECTIVE**

The JPMorgan Ultra-Short Municipal Fund (the “Fund”) seeks as high a level of current income exempt from federal income tax as is consistent with relative stability of principal.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

For the twelve months ended February 28, 2019, the Fund underperformed the Bloomberg Barclays 1 Year Municipal Bond Index (the “Benchmark”). Interest rates fell sharply in the final months of the reporting period and lower rated bonds generally outperformed higher rated bonds.

Relative to the Benchmark, the Fund’s underweight positions in bonds rated single-A and BBB were leading detractors from performance. The Fund’s underweight position in general obligation bonds and the electric sector and its modest overweight position in the transportation sector also detracted from relative performance.

The Fund’s out-of-Benchmark allocations to longer-dated bonds was a leading contributor to relative performance. The Fund’s allocation to floating-rate bonds also contributed to relative performance as the sector benefitted from a lack of principal volatility during the reporting period. The Fund’s underweight position in pre-refunded bonds also helped relative performance.

HOW WAS THE FUND POSITIONED?

During the reporting period, the Fund’s managers sought to maintain an average weighted maturity of two years or less and used a risk/reward analysis to identify investments that they believed would perform well over market cycles.

CREDIT QUALITY ALLOCATIONS***
AAA	15.1%
AA	42.8
A	14.6
BBB	3.9
BB	0.2
NR	23.4

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of February 28, 2019. The Fund’s portfolio composition is subject to change.

FEBRUARY 28, 2019	J.P. MORGAN MUNICIPAL BOND FUNDS	11

JPMorgan Ultra-Short Municipal Fund

FUND SUMMARY

TWELVE MONTHS ENDED FEBRUARY 28, 2019 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF FEBRUARY 28, 2019

	INCEPTION DATE OF CLASS	1 YEAR	SINCE INCEPTION
CLASS A SHARES	May 31, 2016
With Sales Charge*		(0.94)%	0.01%
Without Sales Charge		1.33	0.85
CLASS I SHARES	May 31, 2016	1.60	1.05

*	Sales Charge for Class A Shares is 2.25%.

LIFE OF FUND PERFORMANCE (5/31/16 TO 2/28/19)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date, month-end performance information please call 1-800-480-4111.

The Fund commenced operations on May 31, 2016.

The graph illustrates comparative performance for $1,000,000 invested in Class I Shares of the JPMorgan Ultra-Short Municipal Fund, the Bloomberg Barclays 1 Year Municipal Bond Index and the Lipper Short Municipal Debt Funds Index from May 31, 2016 to February 28, 2019. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the Bloomberg Barclays 1 Year Municipal Bond Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of securities included in the benchmark, if applicable. The performance of the Lipper Short Municipal Debt Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The Bloomberg Barclays 1 Year Municipal Bond Index is an unmanaged index that includes bonds with a minimum credit rating of BAA3, are issued as part of a deal of at least $50 million, have an amount outstanding of at least $5 million, and have maturities of 1 to 2 years. The Lipper Short Municipal Debt Funds Index is an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Capital gain distributions are subject to federal income tax; a portion of the Fund’s income distributions may be subject to the alternative minimum tax and some investors may be subject to certain state and local taxes.

Class I Shares have a $1,000,000 minimum initial investment.

Subsequent to the inception of the Fund on May 31, 2016 until August 31, 2016, the Fund did not experience any shareholder activity. If such shareholder activity had occurred, the Fund’s performance may have been impacted.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

12	J.P. MORGAN MUNICIPAL BOND FUNDS	FEBRUARY 28, 2019

JPMorgan High Yield Municipal Fund

(formerly JPMorgan Tax Aware High Income Fund)

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2019

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — 91.5% (a)

Alaska — 0.2%

Industrial Development Revenue/Pollution Control Revenue — 0.2%

Alaska Industrial Development and Export Authority, Providence Health and Services Series 2011A, Rev., 5.50%, 10/1/2041	325	353

Arizona — 3.3%

Education — 0.9%

Industrial Development Authority of The City of Phoenix, Downtown Phoenix Student Housing LLC — Arizona State University Project

Series 2018A, Rev., 5.00%, 7/1/2032	350	394

Series 2018A, Rev., 5.00%, 7/1/2033	150	168

Series 2018A, Rev., 5.00%, 7/1/2037	200	221

La Paz County Industrial Development Authority, Charter School Solutions-Harmony Public Schools Project

Series 2018A, Rev., 5.00%, 2/15/2028	200	221

Series 2018A, Rev., 5.00%, 2/15/2038	405	435

		1,439

Industrial Development Revenue/Pollution Control Revenue — 2.2%

Arizona Industrial Development Authority, Pinecrest Academy, Horizon, Inspirada and St. Rose Campus Projects

Series 2018A, Rev., 5.00%, 7/15/2028 (b)	1,000	1,063

Series 2018A, Rev., 5.75%, 7/15/2038 (b)	1,000	1,063

Glendale Industrial Development Authority, Terraces of Phoenix Project

Series 2018A, Rev., 4.00%, 7/1/2028	450	461

Series 2018A, Rev., 5.00%, 7/1/2033	600	638

Series 2018A, Rev., 5.00%, 7/1/2038	300	312

		3,537

Utility — 0.2%

City of Mesa, Utility System Rev., AGM, 5.25%, 7/1/2029 (c)	200	254

Total Arizona		5,230

California — 5.7%

Education — 2.6%

California Community College Financing Authority, Orange Coast Properties LLC — Orange Coast College Project

Rev., 5.00%, 5/1/2037	750	825

Rev., 5.00%, 5/1/2038	400	438

California Municipal Finance Authority, Charter School, The Palmdale Aerospace Academy Project Series 2018A, Rev., 5.00%, 7/1/2038 (b)	1,050	1,109

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Education — continued

California Public Finance Authority, Laverne Elementary Preparatory Academy

Series 2019A, Rev., 4.25%, 6/15/2029 (b)	795	797

Series 2019A, Rev., 5.00%, 6/15/2039 (b)	785	790

California School Facilities Financing Authority, Capital Appreciation, Azusa Unified School District Series 2018A, Rev., AGM, Zero Coupon, 8/1/2030	200	144

		4,103

General Obligation — 0.3%

Pomona Unified School District Series C, GO, 6.00%, 8/1/2029 (c)	160	219

San Mateo Union High School District, Capital Appreciation, Election of 2006 Series A, GO, Zero Coupon, 9/1/2028	100	69

Sunnyvale Elementary School District, Election 2004 Series C, GO, 5.50%, 9/1/2034	175	236

		524

Hospital — 2.2%

California Health Facilities Financing Authority, Children’s Hospital Series 2017A, Rev., 5.00%, 8/15/2047	500	549

California Municipal Finance Authority, Eisenhower Medical Center Series 2017B, Rev., 5.00%, 7/1/2047	200	218

California Public Finance Authority, Henry Mayo Newhall Hospital Rev., 5.00%, 10/15/2029	200	227

California Statewide Communities Development Authority, Adventist Health System Series 2018A, Rev., 3.50%, 3/1/2038	2,000	1,935

Palomar Health Rev., 5.00%, 11/1/2039	500	536

		3,465

Housing — 0.3%

California Municipal Finance Authority, Linxs Apartments Project, Senior Lien

Series 2018A, Rev., AMT, AGM, 3.25%, 12/31/2032	245	246

Series 2018A, Rev., AMT, AGM, 3.50%, 12/31/2035	240	242

		488

Industrial Development Revenue/Pollution Control Revenue — 0.1%

California Pollution Control Financing Authority, Solid Waste Disposal, Waste Management, Inc. Project Series 2015B-2, Rev., AMT, 3.13%, 11/3/2025 (d)	250	261

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2019	J.P. MORGAN MUNICIPAL BOND FUNDS	13

JPMorgan High Yield Municipal Fund

(formerly JPMorgan Tax Aware High Income Fund)

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2019 (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued

Utility — 0.2%

Los Angeles Department of Water and Power, Water System Series A, Rev., 5.25%, 7/1/2039	250	265

Total California		9,106

Colorado — 4.3%

Education — 1.0%

Colorado Educational and Cultural Facilities Authority, Stargate Charter School Project

Series 2018A, Rev., 5.00%, 12/1/2032	500	572

Series 2018A, Rev., 5.00%, 12/1/2033	500	569

Series 2018A, Rev., 4.00%, 12/1/2048	500	482

		1,623

General Obligation — 2.5%

Bradburn Metropolitan District No. 2

Series 2018A, GO, 5.00%, 12/1/2038	500	521

Series 2018B, GO, 7.25%, 12/15/2047	500	494

Cross Creek Metropolitan District No. 2, Unlimited Tax GO, AGM, 4.00%, 12/1/2045	1,000	1,006

Painted Prairie Metropolitain District No. 2 GO, 5.25%, 12/1/2048	2,000	2,010

		4,031

Hospital — 0.7%

Colorado Health Facilities Authority, Frasier Meadows Retirement Community Project Series A, Rev., 5.25%, 5/15/2028	1,000	1,113

Utility — 0.1%

Public Authority for Colorado Energy, Natural Gas Purchase Series 2008, Rev., 6.13%, 11/15/2023	110	122

Total Colorado		6,889

Connecticut — 0.8%

Education — 0.1%

Connecticut State Higher Education Supplemental Loan Authority, CHESLA Loan Program Series A, Rev., 5.25%, 11/15/2024	200	212

General Obligation — 0.7%

State of Connecticut Series A, GO, 5.00%, 4/15/2037	1,000	1,110

Total Connecticut		1,322

Delaware — 0.6%

Housing — 0.1%

Delaware State Housing Authority, Senior Single Family Mortgage Series A-1, Rev., AMT, 4.90%, 7/1/2029	205	210

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Industrial Development Revenue/Pollution Control Revenue — 0.5%

Delaware Economic Development Authority, Acts Retirement-Life Communities, Inc. Obligated Group Series 2018-B, Rev., 5.00%, 11/15/2048	700	757

Total Delaware		967

Florida — 5.1%

Education — 1.1%

Lakeland Educational Facilities, Southern College Project Series A, Rev., 5.00%, 9/1/2025	500	545

Pinellas County Educational Facilities Authority, Pinellas Academy of Math and Science Project Series 2018A, Rev., 4.13%, 12/15/2028 (b)	1,180	1,205

		1,750

Hospital — 1.1%

Miami Beach Health Facilities Authority, Mount Sinai Medical Center Rev., 5.00%, 11/15/2029	545	605

Sarasota County Health Facilities Authority, Sunnyside Village Project Rev., 5.00%, 5/15/2038	1,050	1,128

		1,733

Housing — 0.0% (e)

Florida Housing Finance Corp., Homeowner Mortgage Series 1, Rev., 5.00%, 7/1/2041	15	15

Florida Housing Finance Corp., Homeowner Mortgage Special Program Series A-1, Rev., GNMA/FNMA/FHLMC, 5.00%, 7/1/2028	5	5

		20

Other Revenue — 1.0%

Capital Trust Agency Inc., H-Bay Ministries, Inc., Superior Residences Project

Series 2018B, Rev., 3.75%, 7/1/2023	190	191

Series 2018B, Rev., 4.00%, 7/1/2028	375	372

Series 2018B, Rev., 4.25%, 7/1/2033	610	591

Series 2018B, Rev., 4.50%, 7/1/2038	500	482

		1,636

Prerefunded — 0.1%

City of Charlotte Rev., AGM, 5.25%, 10/1/2021 (c)	70	76

Utility — 1.8%

City of Charlotte Rev., AGM, 5.25%, 10/1/2024	130	142

County of Palm Beach, Tuscan Gardens of Delray Beach Project

Series 2018-A, Rev., 4.25%, 10/1/2029 (d)	1,000	1,046

Series 2018-C, Rev., 6.25%, 10/1/2029 (d)	1,000	992

SEE NOTES TO FINANCIAL STATEMENTS.

14	J.P. MORGAN MUNICIPAL BOND FUNDS	FEBRUARY 28, 2019

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Municipal Bonds — continued

Utility — continued

JEA Electric System Series B, Rev., 5.00%, 10/1/2034	25	27

Tampa Bay Water Utility System, Revenue Refunding and Improvement Series A, Rev., NATL-RE, 6.00%, 10/1/2029	500	664

		2,871

Total Florida		8,086

Georgia — 1.0%

Housing — 0.0% (e)

Georgia Housing and Finance Authority, Single Family Mortgage Series B, Rev., 4.00%, 12/1/2029	25	26

Other Revenue — 0.2%

Downtown Smyrna Development Authority Rev., 5.25%, 2/1/2028	240	280

Transportation — 0.3%

City of Atlanta, Airport Series 2012C, Rev., 5.00%, 1/1/2042	500	534

Utility — 0.5%

Burke County Development Authority, Oglethorpe Power Corp., Vogtle Project Series 2017C, Rev., 4.13%, 11/1/2045	750	732

Total Georgia		1,572

Guam — 0.1%

Water & Sewer — 0.1%

Guam Government Waterworks Authority, Water and Wastewater System (Guam) Rev., 5.00%, 7/1/2019	200	202

Idaho — 0.1%

Education — 0.1%

Idaho Housing and Finance Association, Compass Public Charter School, Inc. Project Series A, Rev., 4.63%, 7/1/2029 (b)	180	185

Illinois — 2.4%

General Obligation — 0.6%

Des Plaines Valley Public Library District GO, 5.50%, 1/1/2030	125	128

Greater Chicago Metropolitan Water Reclamation District Series C, GO, 5.25%, 12/1/2027	50	61

Grundy & Will Counties Community Unit School District No. 1 Coal City GO, 5.00%, 2/1/2027	600	685

		874

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Other Revenue — 1.1%

Metropolitan Pier and Exposition Authority, Mccormick Place Expansion Project Series B, Rev., 5.00%, 12/15/2028	1,610	1,684

Prerefunded — 0.1%

Lake County Community Consolidated School District No. 50 Woodland Series C, GO, 5.25%, 1/1/2021 (c)	150	160

Transportation — 0.5%

Chicago O’Hare International Airport, Transportation Infrastructure Properties LLC (TRIPS) Obligated Group Rev., AMT, 5.00%, 7/1/2038	500	552

Regional Transportation Authority Series A, Rev., NATL-RE, 6.00%, 7/1/2024	250	299

		851

Water & Sewer — 0.1%

City of Chicago, Waterworks, Second Lien Rev., AMBAC, BHAC-CR, 5.75%, 11/1/2030	150	183

Total Illinois		3,752

Indiana — 1.2%

Education — 1.0%

City of Anderson, Economic Development, Anderson University Rev., 6.00%, 10/1/2042	1,500	1,558

Housing — 0.0% (e)

Indiana Housing and Community Development Authority, Home First Mortgage

Series C, Rev., GNMA/FNMA/FHLMC, 4.50%, 12/1/2027	40	41

Series A, Rev., GNMA/FNMA/FHLMC, 4.50%, 6/1/2028	15	15

		56

Water & Sewer — 0.2%

Indiana State Finance Authority, Wastewater Utility, First Lien Series A, Rev., 5.25%, 10/1/2031	250	272

Total Indiana		1,886

Iowa — 2.0%

Education — 0.4%

Iowa Student Loan Liquidity Corp., Student Loan Series A, Rev., AMT, 3.75%, 12/1/2033	550	555

Housing — 0.8%

Iowa Finance Authority, Northcrest Inc. Project

Series 2018A, Rev., 5.00%, 3/1/2028	980	1,050

Series 2018A, Rev., 5.00%, 3/1/2038	250	256

		1,306

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2019	J.P. MORGAN MUNICIPAL BOND FUNDS	15

JPMorgan High Yield Municipal Fund

(formerly JPMorgan Tax Aware High Income Fund)

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2019 (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Municipal Bonds — continued

Utility — 0.8%

Iowa Finance Authority, Phs Council Bluffs, Inc. Project

Rev., 3.95%, 8/1/2023	150	153

Rev., 4.45%, 8/1/2028	250	258

Rev., 5.00%, 8/1/2033	485	504

Rev., 5.00%, 8/1/2038	370	378

		1,293

Total Iowa		3,154

Kansas — 1.6%

Hospital — 1.6%

City of Lenexa, Kansas Health Care Facility, Lakeview Village, Inc.

Series A, Rev., 5.00%, 5/15/2032	500	543

Series A, Rev., 5.00%, 5/15/2039	850	885

City of Wichita, Health Care Facilities, Presbyterian Manors, Inc.

Series I, Rev., 5.00%, 5/15/2033	500	534

Series I, Rev., 5.00%, 5/15/2038	500	518

Total Kansas		2,480

Kentucky — 0.9%

Hospital — 0.9%

City of Ashland, Kings Daughters Medical Center

Series 2016A, Rev., 4.00%, 2/1/2036	1,000	950

Series 2016A, Rev., 5.00%, 2/1/2040	500	519

Total Kentucky		1,469

Louisiana — 0.6%

Hospital — 0.4%

Louisiana Public Facilities Authority, Ochsner Clinic Foundation Project Rev., 5.00%, 5/15/2042	500	544

Housing — 0.0% (e)

East Baton Rouge Mortgage Finance Authority, Single Family Mortgage, Mortgage-Backed Securities Program

Series 2009A-2, Rev., GNMA/FNMA/FHLMC, 3.90%, 4/1/2019	15	15

Series 2009A-2, Rev., GNMA/FNMA/FHLMC, 4.75%, 10/1/2029	40	40

		55

Transportation — 0.2%

New Orleans Aviation Board, General Airport, North Terminal Project Series B, Rev., AMT, 5.00%, 1/1/2048	250	272

Total Louisiana		871

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Maine — 0.0% (e)

Prerefunded — 0.0% (e)

Maine Health and Higher Educational Facilities Authority Series A, Rev., 5.00%, 7/1/2023 (c)	25	29

Maryland — 1.4%

Education — 1.0%

County of Frederick, Educational Facilities, Mount St. Mary’s University Series A, Rev., 5.00%, 9/1/2037 (b)	1,500	1,577

Hospital — 0.4%

Maryland Health and Higher Educational Facilities Authority, Broadmead Issue Series A, Rev., 5.00%, 7/1/2032	500	559

Transportation — 0.0% (e)

Maryland Economic Development Corp. Series A, Rev., 5.13%, 6/1/2020 (c)	65	67

Total Maryland		2,203

Massachusetts — 5.9%

Education — 2.9%

Massachusetts Development Finance Agency, Emerson College

Rev., 5.00%, 1/1/2037	500	556

Rev., 5.00%, 1/1/2038	405	450

Rev., 5.00%, 1/1/2043	500	547

Massachusetts Development Finance Agency, Emmanuel College Series A, Rev., 5.00%, 10/1/2043	500	538

Massachusetts Development Finance Agency, Suffolk University

Rev., 5.00%, 7/1/2036 (f)	450	509

Rev., 5.00%, 7/1/2037 (f)	605	681

Massachusetts Educational Financing Authority Series B, Rev., AMT, 3.63%, 7/1/2034	1,000	989

Massachusetts State College Building Authority Series B, Rev., XLCA, 5.50%, 5/1/2028	350	431

		4,701

Other Revenue — 2.3%

Massachusetts Development Finance Agency, Newbridge On the Charles, Inc. Rev., 4.13%, 10/1/2042 (b)	2,000	1,844

Massachusetts Development Finance Agency, Orchid Cove, Inc.

Rev., 4.00%, 10/1/2029	925	981

Rev., 4.00%, 10/1/2039	500	496

Rev., 5.00%, 10/1/2039	250	271

		3,592

SEE NOTES TO FINANCIAL STATEMENTS.

16	J.P. MORGAN MUNICIPAL BOND FUNDS	FEBRUARY 28, 2019

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Municipal Bonds — continued

Transportation — 0.6%

Massachusetts Bay Transportation Authority Series B, Rev., NATL-RE, 5.50%, 7/1/2028	300	386

Massachusetts Port Authority Series A, Rev., 5.00%, 7/1/2044	500	556

		942

Water & Sewer — 0.1%

Massachusetts Water Resources Authority Series B, Rev., AGM, 5.25%, 8/1/2032	100	130

Total Massachusetts		9,365

Michigan — 3.4%

Education — 0.5%

Michigan Finance Authority, Universal Learning Academy Rev., 6.00%, 11/1/2032	750	791

General Obligation — 1.0%

City of Detroit

GO, 5.00%, 4/1/2035	500	515

GO, 5.00%, 4/1/2036	500	512

GO, 5.00%, 4/1/2037	500	510

		1,537

Industrial Development Revenue/Pollution Control Revenue — 0.0% (e)

Saginaw County Economic Development Corp., BGI South LLC-Recovery Zone Rev., 5.00%, 12/1/2020	85	88

Transportation — 0.3%

Wayne County Airport Authority, Detroit Metropolitan Airport Series B, Rev., AMT, 5.00%, 12/1/2021	400	432

Utility — 1.6%

Michigan Strategic Fund, I-75 Improvement Project Rev., AMT, AGM, 4.13%, 6/30/2035	2,500	2,554

Total Michigan		5,402

Minnesota — 1.0%

Hospital — 0.5%

City of Minneapolis, Health Care System, Fairview Health Services Series A, Rev., 4.00%, 11/15/2038	750	774

Housing — 0.5%

City of Apple Valley, Minnesota Senior Housing, Orchard Path Project Rev., 4.25%, 9/1/2038	750	744

Minneapolis/St. Paul Housing Finance Board, Single Family Mortgage, Mortgage-Backed Securities Program, City Living Home Programs

Series A-1, Rev., GNMA/FNMA/FHLMC, 5.25%, 12/1/2040	5	5

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Housing — continued

Series A-2, Rev., GNMA/FNMA/FHLMC, 5.52%, 3/1/2041	100	101

Minnesota Housing Finance Agency, Homeownership Finance, Mortgage-Backed Securities Program Series A, Rev., GNMA/FNMA/FHLMC, 4.25%, 7/1/2028	10	10

Minnesota Housing Finance Agency, Residential Housing Finance Series D, Rev., GNMA/FNMA/FHLMC, 4.00%, 7/1/2040	10	10

		870

Total Minnesota		1,644

Mississippi — 0.2%

Other Revenue — 0.2%

Mississippi Development Bank, Harrison County, Coliseum and Convention Center

Series A, Rev., 5.25%, 1/1/2030	160	192

Series A, Rev., 5.25%, 1/1/2034	100	120

Total Mississippi		312

Missouri — 2.7%

Education — 1.7%

Health and Educational Facilities Authority of the State of Missouri, Lutheran Senior Services Projects

Series 2019A, Rev., 5.00%, 2/1/2029	550	608

Series 2019A, Rev., 5.00%, 2/1/2034	1,010	1,093

Series 2019A, Rev., 5.00%, 2/1/2042	1,000	1,052

		2,753

General Obligation — 0.2%

Independence School District, Direct Deposit Program Series A, GO, 5.25%, 3/1/2031	250	267

Housing — 0.1%

Missouri Housing Development Commission, Single Family Mortgage, Special Homeownership Loan Program

Series E-3, Rev., GNMA/FNMA/FHLMC, 4.63%, 5/1/2028	50	52

Series E-4, Rev., GNMA/FNMA/FHLMC, 4.25%, 11/1/2030	50	51

		103

Industrial Development Revenue/Pollution Control Revenue — 0.4%

St Louis County Industrial Development Authority, Friendship Village Series 2018-A, Rev., 5.00%, 9/1/2028	630	681

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2019	J.P. MORGAN MUNICIPAL BOND FUNDS	17

JPMorgan High Yield Municipal Fund

(formerly JPMorgan Tax Aware High Income Fund)

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2019 (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Municipal Bonds — continued

Transportation — 0.3%

Bi-State Development Agency, Metropolitan District, St. Clair County Metrolink Project Rev., AGM, 5.25%, 7/1/2025	400	480

Total Missouri		4,284

Montana — 1.0%

General Obligation — 0.2%

Cascade County Elementary School District No. 1 Great Falls, School Building GO, 3.63%, 7/1/2038	335	343

Hospital — 0.6%

Montana Facility Finance Authority, Bozeman Deaconess Health Services Obligated Group Rev., 3.63%, 6/1/2043	1,000	955

Housing — 0.1%

Montana Board of Housing, Single Family Homeownership Series A-2, Rev., AMT, 4.00%, 12/1/2038	150	155

Transportation — 0.1%

City of Billings, Airport Series 2010A, Rev., AMT, 5.00%, 7/1/2020	100	103

Total Montana		1,556

Nevada — 0.2%

Transportation — 0.2%

City of Reno, Sales Tax, Senior Lien, ReTrac-Reno Transportation Rail Access Corridor Project Series B, Rev., AGM, 4.00%, 6/1/2048	375	376

New Hampshire — 0.3%

Education — 0.3%

City of Manchester, School Facilities

Rev., NATL-RE, 5.50%, 6/1/2026	200	244

Rev., NATL-RE, 5.50%, 6/1/2027	100	124

		368

Housing — 0.0% (e)

New Hampshire Housing Finance Authority, Single Family Mortgage Series A, Rev., 5.25%, 7/1/2028	30	31

Total New Hampshire		399

New Jersey — 5.5%

Education — 1.4%

New Jersey Higher Education Student Assistance Authority, Senior Student Loan

Series A, Rev., AMT, 3.75%, 12/1/2031	750	763

Series A, Rev., AMT, 4.00%, 12/1/2032	400	415

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Education — continued

Series A, Rev., AMT, 4.00%, 12/1/2033	500	513

Series A, Rev., AMT, 4.00%, 12/1/2034	300	305

Series A, Rev., AMT, 4.00%, 12/1/2035	200	204

		2,200

Hospital — 1.0%

New Jersey Health Care Facilities Financing Authority, St. Josephs Healthcare System Rev., 5.00%, 7/1/2041	1,500	1,603

Industrial Development Revenue/Pollution Control Revenue — 1.9%

New Jersey Economic Development Authority, Charter School, Golden Door Charter School Project

Series 2018-A, Rev., 5.13%, 11/1/2029 (b)	210	217

Series 2018-A, Rev., 6.25%, 11/1/2038 (b)	525	565

New Jersey Economic Development Authority, Charter School, Marion P. Thomas Charter School, Inc. Project Series 2018-A, Rev., 5.00%, 10/1/2033 (b)	1,000	1,007

New Jersey Economic Development Authority, State House Project Series B, Rev., 4.13%, 6/15/2039	1,200	1,221

		3,010

Transportation — 1.2%

New Jersey EDA, Motor Vehicle Surplus Series A, Rev., NATL-RE, 5.25%, 7/1/2024	380	434

New Jersey Transportation Trust Fund Authority, Transportation Program Series AA, Rev., 5.25%, 6/15/2033	1,335	1,433

		1,867

Total New Jersey		8,680

New Mexico — 0.1%

Housing — 0.1%

New Mexico Mortgage Finance Authority, Single Family Mortgage Program

Series B, Class I, Rev., GNMA/FNMA/FHLMC, 5.00%, 3/1/2028	65	67

Series A, Class I, Rev., GNMA/FNMA/FHLMC, 5.00%, 9/1/2030	30	31

Series B-2, Class I, Rev., GNMA/FNMA/FHLMC, 5.65%, 9/1/2039	5	5

Total New Mexico		103

New York — 3.6%

Education — 1.2%

Build Resource Corp., Inwood Academy for Leadership Charter School Project

Series 2018A, Rev., 4.88%, 5/1/2031 (b)	500	515

SEE NOTES TO FINANCIAL STATEMENTS.

18	J.P. MORGAN MUNICIPAL BOND FUNDS	FEBRUARY 28, 2019

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued

Education — continued

Series 2018A, Rev., 5.13%, 5/1/2038 (b)	250	253

Onondaga Civic Development Corp., Le Moyne College Project

Rev., 5.00%, 1/1/2037	300	330

Rev., 5.00%, 1/1/2038	200	219

Rev., 5.00%, 1/1/2043	500	541

		1,858

Hospital — 0.6%

Jefferson County Civic Facility Development Corp., Samaritan Medical Center Project Series 2017A, Rev., 4.00%, 11/1/2042	1,000	942

Other Revenue — 0.7%

New York Liberty Development Corp., Goldman Sachs Headquarters Rev., 5.25%, 10/1/2035	525	644

New York State Environmental Facilities Corp., Revolving Funds, Pooled Financing Series B, Rev., 5.50%, 10/15/2030 (c)	390	511

		1,155

Transportation — 0.6%

New York Transportation Development Corp., Delta Air Lines, Inc., Laguardia Airport Terminals C&D Redevelopment Project

Rev., AMT, 4.00%, 1/1/2036	500	510

Rev., AMT, 5.00%, 1/1/2036	375	420

		930

Water & Sewer — 0.5%

New York City Municipal Water Finance Authority, Second General Resolution

Series EE, Rev., 5.38%, 6/15/2043	440	465

Series BB, Rev., 5.25%, 6/15/2044	250	272

		737

Total New York		5,622

North Dakota — 0.2%

Housing — 0.1%

North Dakota Housing Finance Agency, Home Mortgage Finance Program Series A, Rev., 3.75%, 7/1/2042	70	72

Utility — 0.1%

McLean County, Solid Waste Facilities, Great River Energy Project Series A, Rev., 4.88%, 7/1/2026	210	216

Total North Dakota		288

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Ohio — 4.3%

Education — 2.3%

Ohio Higher Educational Facility Commission, The Cleveland Institute of Art 2018 Project

Rev., 5.00%, 12/1/2028	500	536

Rev., 5.00%, 12/1/2033	270	281

Rev., 5.00%, 12/1/2038	685	696

Ohio Higher Educational Facility Commission, University of Findlay Project Rev., 5.00%, 3/1/2034 (f)	2,000	2,166

		3,679

General Obligation — 0.2%

County of Hamilton, Cincinnati City School District, Board of Education, Classroom Facilities Construction and Improvement GO, NATL-RE, 5.25%, 12/1/2025	185	224

Greene County Series A, GO, AMBAC, 5.25%, 12/1/2028	45	55

		279

Hospital — 0.3%

City of Centerville, Graceworks Lutheran Services Rev., 5.00%, 11/1/2027	380	414

Franklin County Health Care Improvement, Presbyterian Services Series A, Rev., 5.00%, 7/1/2020	100	100

		514

Housing — 0.1%

Ohio Housing Finance Agency, Single Family Mortgage

Series 2, Rev., GNMA/FNMA/FHLMC, 4.50%, 11/1/2028	30	31

Series 1, Rev., GNMA/FNMA/FHLMC, 5.00%, 11/1/2028	30	30

		61

Transportation — 1.4%

Cleveland-Cuyahoga County, Port Authority, Cultural Facility, Playhouse Square Foundation Project

Rev., 5.00%, 12/1/2033	1,000	1,099

Rev., 5.25%, 12/1/2038	500	549

Rev., 5.50%, 12/1/2043	500	553

		2,201

Total Ohio		6,734

Oklahoma — 1.3%

Hospital — 0.7%

Oklahoma Development Finance Authority, Health System, Ou Medicine Project Series B, Rev., 5.00%, 8/15/2038	1,000	1,080

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2019	J.P. MORGAN MUNICIPAL BOND FUNDS	19

JPMorgan High Yield Municipal Fund

(formerly JPMorgan Tax Aware High Income Fund)

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2019 (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued

Transportation — 0.5%

Tulsa Airports Improvement Trust

Series A, Rev., AMT, 5.00%, 6/1/2024	300	340

Series A, Rev., AMT, 5.00%, 6/1/2025	420	472

		812

Water & Sewer — 0.1%

Oklahoma City Water Utilities Trust, Water and Sewer System Rev., 5.38%, 7/1/2040	220	238

Total Oklahoma		2,130

Oregon — 1.3%

General Obligation — 0.1%

Clackamas County School District No. 7J, Lake Oswego GO, AGM, 5.25%, 6/1/2025	165	196

Linn County Community School District No. 9 Lebanon GO, NATL-RE, 5.50%, 6/15/2030	20	25

		221

Hospital — 1.1%

Clackamas County Hospital Facility Authority, Mary’s Woods at Marylhurst Project

Series 2018A, Rev., 5.00%, 5/15/2038	220	233

Series 2018A, Rev., 5.00%, 5/15/2043	310	324

Salem Hospital Facility Authority, Capital Manor Project Rev., 5.00%, 5/15/2038	1,000	1,110

		1,667

Housing — 0.0% (e)

Oregon State Housing and Community Services Department, Single Family Mortgage Program Series B, Rev., AMT, 5.00%, 7/1/2030	30	31

Prerefunded — 0.1%

State of Oregon, University Systems Projects Series G, GO, 5.25%, 8/2/2021 (c)	105	114

Total Oregon		2,033

Pennsylvania — 8.9%

Education — 2.7%

Allegheny County Higher Education Building Authority, Duquesne University Series 2011A, Rev., 5.00%, 3/1/2020	160	165

Chambersburg Area Municipal Authority, Wilson College Rev., 5.50%, 10/1/2033	2,000	2,033

Dallas Area Municipal Authority, Misericordia University Project

Rev., 3.25%, 5/1/2023	200	200

Rev., 5.00%, 5/1/2029	650	718

Rev., 5.00%, 5/1/2039	1,100	1,162

		4,278

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

General Obligation — 2.9%

Aliquippa School District

GO, 3.75%, 12/1/2033	2,000	2,064

GO, 3.88%, 12/1/2037	1,250	1,272

The School Board of Philadelphia County Series B, GO, AGM, 4.00%, 9/1/2043	1,250	1,257

		4,593

Hospital — 1.7%

Allegheny County Hospital Development Authority, Allegheny Health Network Obligated Group Series 2018A, Rev., 4.00%, 4/1/2038	500	510

Berks County Industrial Development Authority, Healthcare Facilities, The Highlands at Wyomissing

Rev., 5.00%, 5/15/2033	500	540

Series 2017A, Rev., 5.00%, 5/15/2037	250	265

Rev., 5.00%, 5/15/2038	500	528

West Cornwall Township Municipal Authority, Pleasant View Retirement Community Project Rev., 5.00%, 12/15/2038	750	804

		2,647

Housing — 0.0% (e)

Pennsylvania Housing Finance Agency, Single Family Mortgage Series 112, Rev., 5.00%, 4/1/2028	60	62

Industrial Development Revenue/Pollution Control Revenue — 1.0%

Luzerne County Industrial Development Authority Rev., AGM, 5.00%, 12/15/2024	675	758

Philadelphia Authority for Industrial Development, International Education and Community Initiatives Project Series 2018-A, Rev., 4.50%, 6/1/2029 (b)	780	792

		1,550

Other Revenue — 0.4%

Allentown Neighborhood Improvement Zone Development Authority, City Center Project

Rev., 5.00%, 5/1/2033 (b)	250	276

Rev., 5.00%, 5/1/2042 (b)	250	266

		542

Transportation — 0.2%

Allegheny County Airport Authority, Pittsburgh International Airport Series 2012A-1, Rev., 5.00%, 1/1/2026	350	375

Total Pennsylvania		14,047

SEE NOTES TO FINANCIAL STATEMENTS.

20	J.P. MORGAN MUNICIPAL BOND FUNDS	FEBRUARY 28, 2019

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued

Rhode Island — 0.2%

Education — 0.0% (e)

Rhode Island Student Loan Authority, Senior Series A, Rev., AMT, 5.00%, 12/1/2024	100	112

Transportation — 0.2%

Rhode Island Economic Development Corp. Series B, Rev., 5.00%, 7/1/2022	250	273

Total Rhode Island		385

South Carolina — 1.0%

Industrial Development Revenue/Pollution Control Revenue — 1.0%

South Carolina Jobs-Economic Development Authority, South Carolina Episcopal Home at Still Homes Series 2018A, Rev., 5.00%, 4/1/2033	1,485	1,554

South Dakota — 0.4%

Education — 0.3%

South Dakota State Health and Educational Facilities Authority, Sanford Health Rev., 5.00%, 11/1/2045	500	544

Housing — 0.1%

South Dakota Housing Development Authority, Homeownership Mortgage Series A, Rev., AMT, 4.50%, 5/1/2031	70	72

Total South Dakota		616

Tennessee — 0.7%

Housing — 0.7%

Nashville Metropolitan Development and Housing Agency, Tax Increment, Fifth Broadway Development Project

4.50%, 6/1/2028 (b)	500	527

5.13%, 6/1/2036 (b)	425	454

Tennessee Housing Development Agency, Homeownership Program

Series A, Rev., AMT, 4.50%, 7/1/2031	45	46

Series 1A, Rev., AMT, 4.50%, 1/1/2038	95	98

Total Tennessee		1,125

Texas — 4.7%

Education — 3.1%

Arlington Higher Education Finance Corp., Winfree Academy Charter Schools

Series 2019A, Rev., 5.15%, 8/15/2029	450	456

Series 2019A, Rev., 5.75%, 8/15/2043	1,000	1,007

New Hope Cultural Education Facilities Finance Corp., Legacy Midtown Park Project Series A, Rev., 5.50%, 7/1/2054	1,000	1,011

New Hope Cultural Education Facilities Finance Corp., Presbyterian Village North Project Rev., 5.00%, 10/1/2039	1,000	1,003

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Education — continued

Newark Higher Education Finance Corp., Austin Achieve Public Schools, Inc.

Rev., 4.25%, 6/15/2028	150	151

Rev., 5.00%, 6/15/2033	150	153

Rev., 5.00%, 6/15/2038	250	254

Tarrant County Cultural Education Facilities Finance Corp., Hospital, Cook Children’s Medical Center Series A, Rev., 5.25%, 12/1/2039	170	190

University of Texas System

Series B, Rev., 5.25%, 7/1/2028	140	177

Series B, Rev., 5.25%, 7/1/2030	395	512

		4,914

General Obligation — 0.2%

North East Independent School District GO, PSF-GTD, 5.25%, 2/1/2027	200	247

Hospital — 0.5%

Bexar County Health Facilities Development Corp., Army Retirement Residence Foundation Project Rev., 4.00%, 7/15/2045	940	830

Housing — 0.0% (e)

Texas Department of Housing and Community Affairs, Residential Mortgage Series A, Rev., GNMA/FNMA/FHLMC, 5.00%, 7/1/2029	40	42

Other Revenue — 0.7%

City of Temple,Reinvestment Zone Series A, Rev., 5.00%, 8/1/2028 (b)	1,000	1,082

Prerefunded — 0.1%

La Vernia Higher Education Finance Corp., Lifeschool of Dallas Series A, Rev., 6.25%, 8/15/2019 (c)	60	61

Texas State Public Finance Authority Charter School Finance Corp., Cosmos Foundation, Inc. Series A, Rev., 6.00%, 2/15/2020 (c)	100	104

		165

Transportation — 0.1%

Dallas Area Rapid Transit, Senior Lien Rev., AMBAC, 5.25%, 12/1/2029	130	166

Water & Sewer — 0.0% (e)

City of Houston, Capital Appreciation Series A, Rev., AGM, Zero Coupon, 12/1/2027 (c)	30	24

Total Texas		7,470

Utah — 0.4%

Other Revenue — 0.4%

Utah Transit Authority, Sales Tax

Series C, Rev., AGM, 5.25%, 6/15/2025	40	47

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2019	J.P. MORGAN MUNICIPAL BOND FUNDS	21

JPMorgan High Yield Municipal Fund

(formerly JPMorgan Tax Aware High Income Fund)

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2019 (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued

Other Revenue — continued

Series C, Rev., AGM, 5.25%, 6/15/2032	450	570

Total Utah		617

Vermont — 0.4%

Education — 0.4%

Vermont Student Assistance Corp., Education Loan

Series A, Rev., AMT, 4.00%, 6/15/2032	200	204

Series A, Rev., AMT, 4.00%, 6/15/2033	250	253

Series A, Rev., AMT, 4.00%, 6/15/2034	200	203

Total Vermont		660

Virginia — 0.5%

Education — 0.5%

Danville Industrial Development Authority, Averett University Series A, Rev., 4.75%, 10/1/2032	760	777

Prerefunded — 0.0% (e)

Virginia Resources Authority, Infrastructure, Pooled Financing Program Series A, Rev., 5.00%, 11/1/2021 (c)	70	76

Total Virginia		853

Washington — 6.2%

General Obligation — 1.6%

Pend Oreille County, Public Hospital District No. 1

GO, 5.00%, 12/1/2033	1,000	1,103

GO, 5.00%, 12/1/2038	1,255	1,357

		2,460

Housing — 1.2%

Washington State Housing Finance Commission, Homeownership Program Series A, Rev., GNMA/FNMA/FHLMC, 4.50%, 4/1/2029	45	46

Washington State Housing Finance Commission, The Heart Stone Project

Series 2018A, Rev., 4.50%, 7/1/2028 (b)	965	1,029

Series 2018A, Rev., 5.00%, 7/1/2038 (b)	825	871

		1,946

Other Revenue — 0.9%

Washington State Housing Finance Commission, Judson Park Project

Rev., 4.00%, 7/1/2028 (b)	535	538

Rev., 5.00%, 7/1/2033 (b)	535	565

Rev., 5.00%, 7/1/2038 (b)	300	309

		1,412

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Utility — 2.5%

Pend Oreille County, Public Utility District No. 1, Box Canyon Production System Rev., 5.00%, 1/1/2039	3,605	3,972

Total Washington		9,790

Wisconsin — 5.8%

Education — 4.6%

Public Finance Authority, Community School of Davidson Project

Rev., 3.75%, 10/1/2023	365	369

Rev., 5.00%, 10/1/2033	775	811

Public Finance Authority, Piedmont Community Charter School

Rev., 5.00%, 6/15/2027	160	181

Rev., 5.00%, 6/15/2028	505	573

Rev., 5.00%, 6/15/2034	215	238

Rev., 5.00%, 6/15/2039	390	424

Rev., 5.00%, 6/15/2049	1,000	1,073

Public Finance Authority, Wilson Preparatory Academy

Series 2019A, Rev., 4.13%, 6/15/2029 (b)	555	556

Series 2019A, Rev., 5.00%, 6/15/2039 (b)	500	500

Series 2019A, Rev., 5.00%, 6/15/2049 (b)	1,100	1,081

Wisconsin Health and Educational Facilities Authority, St. John’s Communities, Inc. Project Series A, Rev., 4.25%, 9/15/2035	1,500	1,470

		7,276

Other Revenue — 1.2%

Public Finance Authority Rev., 4.25%, 10/1/2038 (b)	2,000	1,924

Total Wisconsin		9,200

Wyoming — 0.0% (e)

Housing — 0.0% (e)

Wyoming Community Development Authority Housing Series 1, Rev., AMT, 4.00%, 6/1/2032	10	10

Total Municipal Bonds (Cost $142,382)		145,011

Loan Assignments — 0.9% (g)

Diversified Consumer Services — 0.2%

Spin Holdco, Inc., Term Loan B (ICE LIBOR USD 3 Month + 3.25%), 6.03%, 11/14/2022 (h)	236	233

Diversified Telecommunication Services — 0.1%

Intelsat Jackson Holdings SA, 1st Lien Term Loan (Luxembourg) (ICE LIBOR USD 1 Month + 3.75%), 6.23%, 11/27/2023 (h)	150	150

SEE NOTES TO FINANCIAL STATEMENTS.

22	J.P. MORGAN MUNICIPAL BOND FUNDS	FEBRUARY 28, 2019

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Loan Assignments — continued

Diversified Telecommunication Services — continued

Securus Technologies Holdings, Inc., 1st Lien Term Loan (ICE LIBOR USD 1 Month + 4.50%), 6.99%, 11/1/2024 (h) (i)	24	23

		173

Hotels, Restaurants & Leisure — 0.0% (e)

IRB Holding Corp., 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 3.25%), 5.74%, 2/5/2025 (h)	42	41

Media — 0.0% (e)

Univision Communications, Inc., 1st Lien Term Loan C-5 (ICE LIBOR USD 1 Month + 2.75%), 5.24%, 3/15/2024 (h)	51	48

Oil, Gas & Consumable Fuels — 0.6%

Gulf Finance LLC, 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 5.25%; ICE LIBOR USD 3 Month + 5.25%), 7.87%, 8/25/2023 (h)	1,116	890

Textiles, Apparel & Luxury Goods — 0.0% (e)

Nine West Holdings, Inc., Initial Term Loan (1-MONTH PRIME + 2.75%), 8.25%, 10/8/2019 (h)	64	61

Total Loan Assignments (Cost $1,654)		1,446

INVESTMENTS	SHARES (000)		VALUE ($000)
Common Stocks — 0.0% (e)

Oil, Gas & Consumable Fuels — 0.0% (e)

Southcross Holdco Equity * ‡ (Cost $12)	—	(j)	19

Short-term Investments — 7.7%

Investment Companies — 7.7%

JPMorgan Institutional Tax Free Money Market Fund Class IM Shares, 1.57% (k) (l) (Cost $12,206)	12,206		12,206

Total Investments — 100.1% (Cost $156,254)			158,682
Liabilities in Excess of Other Assets — (0.1%)			(188)

NET ASSETS — 100.0%			158,494

Percentages indicated are based on net assets.

Abbreviations

AGM	Insured by Assured Guaranty Municipal Corp.
AMBAC	Insured by American Municipal Bond Assurance Corp.
AMT	Alternative Minimum Tax
BHAC	Insured by Berkshire Hathaway Assurance Corp.
CHESLA	Connecticut Higher Education Supplemental Loan Authority
CR	Custodial Receipts
EDA	Economic Development Authority
FHLMC	Federal Home Loan Mortgage Corp.
FNMA	Federal National Mortgage Association
GNMA	Government National Mortgage Association
GO	General Obligation
ICE	Intercontinental Exchange
LIBOR	London Interbank Offered Rate
NATL	Insured by National Public Finance Guarantee Corp.
PSF-GTD	Permanent School Fund Guaranteed
RE	Reinsured
Rev.	Revenue
USD	United States Dollar
XLCA	Insured by XL Capital Assurance
(a)	The date shown represents the earliest of the prerefunded date, next put date or final maturity date.
(b)

Securities exempt from registration under Rule 144A or section

4(a)(2), of the Securities Act of 1933, as amended. Under procedures approved by the Board of Trustees, such securities have been determined to be liquid by the investment adviser and may be resold, normally to qualified institutional buyers in transactions exempt from registration.

(c)	Security is prerefunded or escrowed to maturity.
(d)

Variable or floating rate security, the interest rate of which adjusts periodically based on changes in current interest rates and

prepayments on the underlying pool of assets. The interest rate shown is the current rate as of February 28, 2019.

(e)	Amount rounds to less than 0.1% of net assets.
(f)	All or a portion of the security is a when-issued security, delayed delivery security, or forward commitment.
(g)	Loan assignments are presented by obligor. Each series or loan tranche underlying each obligor may have varying terms.
(h)	Variable or floating rate security, linked to the referenced benchmark. The interest rate shown is the current rate as of February 28, 2019.
(i)	All or a portion of this security is unsettled as of February 28, 2019. Unless otherwise indicated, the coupon rate is undetermined. The coupon rate shown may not be accrued for the entire position.
(j)	Amount rounds to less than one thousand.
(k)	Investment in affiliate. Fund is registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc.
(l)	The rate shown is the current yield as of February 28, 2019.
*	Non-income producing security.
‡	Value determined using significant unobservable inputs.

FEBRUARY 28, 2019	J.P. MORGAN MUNICIPAL BOND FUNDS	23

SEE NOTES TO FINANCIAL STATEMENTS.

JPMorgan Municipal Income Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2019

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — 96.9% (a)

Alabama — 0.6%

Utility — 0.6%

The Lower Alabama Gas District, Gas Project Series A, Rev., 5.00%, 9/1/2031	1,000	1,153

Alaska — 0.4%

Housing — 0.4%

Alaska Housing Finance Corp., General Mortgage Series 2016A, Rev., 3.50%, 6/1/2046	830	857

Arizona — 2.9%

Industrial Development Revenue/Pollution Control Revenue — 0.1%

Maricopa County Industrial Development Authority, HonorHealth Series 2019A, Rev., 5.00%, 9/1/2032	200	230

Water & Sewer — 2.8%

City of Scottsdale, Water and Sewer System Rev., 5.25%, 7/1/2022	2,645	2,954

City of Tucson, Water System Rev., 5.00%, 7/1/2024	2,150	2,500

		5,454

Total Arizona		5,684

California — 0.6%

Hospital — 0.3%

California Municipal Finance Authority, Eisenhower Medical Center Series 2017B, Rev., 5.00%, 7/1/2026	410	478

Other Revenue — 0.3%

State of California, Department of Veterans Affairs Series B, Rev., 3.50%, 12/1/2045	645	666

Total California		1,144

Colorado — 1.5%

Education — 1.0%

Colorado Educational and Cultural Facilities Authority, University Corp. for Atmospheric Research Project

Rev., 4.00%, 9/1/2020	450	463

Rev., 5.00%, 9/1/2022	470	517

Colorado School of Mines Series A, Rev., (ICE LIBOR USD 1 Month + 0.50%), 2.17%, 4/1/2019 (b)	985	998

		1,978

Hospital — 0.5%

University of Colorado Hospital Authority Series C-1, Rev., 4.00%, 3/1/2020 (c)	1,000	1,010

Total Colorado		2,988

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Connecticut — 2.8%

Education — 1.7%

Connecticut State Higher Education Supplemental Loan Authority, CHESLA Loan Program

Series A, Rev., 5.25%, 11/15/2023	1,560	1,651

Series A, Rev., 5.25%, 11/15/2024	1,500	1,589

		3,240

Housing — 1.1%

Connecticut Housing Finance Authority, Housing Mortgage Finance Program

Series A-1, Rev., 4.00%, 11/15/2045	450	468

Series D, Subseries D-1, Rev., GNMA/FNMA/FHLMC, 4.00%, 11/15/2047	1,230	1,294

Subseries A-1, Rev., 4.00%, 11/15/2047	450	473

		2,235

Total Connecticut		5,475

Delaware — 1.3%

Hospital — 1.2%

Delaware State Health Facilities Authority, Beebe Medical Center Project Rev., 5.00%, 6/1/2034	2,200	2,437

Housing — 0.1%

Delaware State Housing Authority, Senior Single Family Mortgage Series A-1, Rev., AMT, 4.90%, 7/1/2029	240	245

Total Delaware		2,682

District of Columbia — 1.4%

Transportation — 0.6%

Washington Metropolitan Area Transit Authority, Gross Transit Bonds Series B, Rev., 5.00%, 7/1/2025	1,000	1,183

Water & Sewer — 0.8%

District of Columbia Water and Sewer Authority Public Utility, Subordinate Lien, Green Bonds Series A, Rev., 5.00%, 10/1/2045	1,500	1,672

Total District of Columbia		2,855

Florida — 8.7%

Certificate of Participation/Lease — 3.1%

South Florida Water Management District COP, 5.00%, 10/1/2032	2,250	2,583

The School Board of Miami-Dade County Series D, COP, 5.00%, 2/1/2027	3,000	3,507

		6,090

Hospital — 0.6%

Palm Beach County Health Facilities Authority, Hospital, BRRH Corp. Obligated Group Rev., 5.00%, 12/1/2021	1,100	1,181

SEE NOTES TO FINANCIAL STATEMENTS.

24	J.P. MORGAN MUNICIPAL BOND FUNDS	FEBRUARY 28, 2019

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued

Housing — 0.2%

Florida Housing Finance Corp., Homeowner Mortgage, Special Program

Series A, Rev., GNMA/FNMA/FHLMC, 5.00%, 7/1/2028	90	91

Series B, Rev., GNMA COLL, 4.50%, 1/1/2029	120	121

Series B, Rev., GNMA/FNMA/FHLMC, 4.50%, 1/1/2029	210	214

		426

Industrial Development Revenue/Pollution Control Revenue — 0.7%

Broward County Fuel System, Fort Lauderdale Fuel Facilities LLC Project Series A, Rev., AMT, AGM, 5.00%, 4/1/2024	835	914

County of Escambia, Pollution Control, Gulf Power Company Project Rev., 2.10%, 4/11/2019 (c)	500	500

		1,414

Other Revenue — 1.2%

Miami Beach Redevelopment Agency, Historic Convention Village Series A, Rev., 5.00%, 2/1/2027	2,000	2,275

Utility — 2.9%

City of Port St. Lucie, Utility Systems Rev., NATL-RE, 5.25%, 9/1/2024	5,000	5,810

Total Florida		17,196

Georgia — 1.5%

Hospital — 0.5%

Gainesville and Hall County Hospital Authority, Northeast Georgia Health System, Inc. Project Series A, Rev., 5.00%, 2/15/2026	860	1,012

Housing — 1.0%

Georgia Housing and Finance Authority, Single Family Mortgage

Series A, Rev., 4.00%, 12/1/2047	650	683

Series B, Rev., 4.00%, 12/1/2047	1,180	1,243

		1,926

Total Georgia		2,938

Guam — 0.4%

Water & Sewer — 0.4%

Guam Government Waterworks Authority, Water and Wastewater System (Guam)

Rev., 5.00%, 7/1/2023	375	413

Rev., 5.00%, 7/1/2024	300	336

		749

Total Guam		749

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Illinois — 0.9%

Hospital — 0.2%

Illinois Finance Authority, Healthcare Enterprises, Inc. Series C, Rev., 5.00%, 3/1/2033	365	417

Housing — 0.7%

City of Aurora, Single Family Mortgage

Series B, Rev., GNMA/FNMA/FHLMC, 5.45%, 12/1/2039	118	118

Series A, Rev., AMT, GNMA/FNMA/FHLMC, 5.50%, 12/1/2039	123	123

City of Peoria, City of Moline and City of Freeport, Collateralized Single Family Mortgage Series A, Rev., GNMA COLL, 7.60%, 4/1/2027	10	10

Illinois Housing Development Authority, Homeowner Mortgage Series C, Rev., 3.50%, 8/1/2046	1,005	1,042

		1,293

Total Illinois		1,710

Indiana — 2.9%

Hospital — 1.0%

Indiana Health Facility Financing Authority, Ascension Health Credit Group Series A-1, Rev., 5.00%, 11/15/2034	1,670	1,887

Housing — 0.1%

Indiana Housing and Community Development Authority, Home First Mortgage Series A, Rev., GNMA/FNMA/FHLMC, 4.50%, 6/1/2028	280	286

Industrial Development Revenue/Pollution Control Revenue — 1.1%

County of St. Joseph, Economic Development, St. Mary’s College Project Series A, Rev., 5.00%, 4/1/2026	1,880	2,177

Water & Sewer — 0.7%

Indiana State Finance Authority, First Lien Wastewater Utility, CWA Authority Project Series A, Rev., 5.00%, 10/1/2030	1,250	1,385

Total Indiana		5,735

Iowa — 1.5%

Education — 0.6%

Iowa Student Loan Liquidity Corp., Student Loan Series A, Rev., AMT, 5.00%, 12/1/2025	1,000	1,138

Housing — 0.9%

Iowa Finance Authority, Single Family Mortgage, Mortgage-Backed Securities Program Series C, Rev., GNMA/FNMA/FHLMC, 3.50%, 1/1/2047	1,850	1,919

Total Iowa		3,057

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2019	J.P. MORGAN MUNICIPAL BOND FUNDS	25

JPMorgan Municipal Income Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2019 (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued

Kentucky — 0.5%

Education — 0.3%

Kentucky Higher Education Student Loan Corp. Series A, Rev., AMT, 5.00%, 6/1/2020	515	532

Industrial Development Revenue/Pollution Control Revenue — 0.2%

County of Carroll, Pollution Control, Kentucky Utilities Company Project Series A, Rev., 1.05%, 9/1/2019 (c)	500	498

Total Kentucky		1,030

Louisiana — 0.4%

Housing — 0.0% (d)

East Baton Rouge Mortgage Finance Authority, Single Family Mortgage, Mortgage-Backed Securities Program Series 2009A-2, Rev., GNMA/FNMA/FHLMC, 5.25%, 10/1/2039	48	48

Other Revenue — 0.4%

Louisiana Local Government Environmental Facilities and Community Development Authority, LCTCS Act 391 Project Rev., 5.00%, 10/1/2028	670	804

Total Louisiana		852

Maine — 0.6%

Housing — 0.6%

Maine State Housing Authority

Series A-1, Rev., AMT, 4.50%, 11/15/2028	175	180

Series B, Rev., 4.00%, 11/15/2043	150	154

Series A, Rev., 4.00%, 11/15/2045	770	801

		1,135

Total Maine		1,135

Maryland — 0.7%

Housing — 0.7%

Montgomery County Housing Opportunities Commission, Single Family Mortgage Series A, Rev., 4.00%, 7/1/2048	1,335	1,408

Massachusetts — 6.3%

Education — 1.1%

Massachusetts Educational Financing Authority, Education Loan Rev., AMT, 5.00%, 7/1/2021	1,000	1,065

Massachusetts Health and Educational Facilities Authority, Massachusetts Institute of Technology Series L, Rev., 5.25%, 7/1/2033	820	1,079

		2,144

Housing — 0.2%

Massachusetts Housing Finance Agency, Single Family Housing

Series 169, Rev., 4.00%, 12/1/2044	205	211

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Housing — continued

Series 183, Rev., 3.50%, 12/1/2046	330	339

		550

Water & Sewer — 5.0%

Massachusetts Clean Water Trust, Pool Program Rev., 5.25%, 8/1/2024	3,000	3,548

Massachusetts Water Resources Authority

Series B, Rev., AGM, 5.25%, 8/1/2028	3,000	3,804

Series B, Rev., AGM, 5.25%, 8/1/2029	2,000	2,558

		9,910

Total Massachusetts		12,604

Michigan — 1.5%

Education — 0.3%

Eastern Michigan University Series A, Rev., 5.00%, 3/1/2030	575	670

Housing — 0.5%

Michigan State Housing Development Authority, Single-Family Mortgage Series B, Rev., 3.50%, 6/1/2047	1,015	1,050

Industrial Development Revenue/Pollution Control Revenue — 0.7%

Michigan Strategic Fund, The Detroit Edison Company Pollution Control Bonds Project Series CC, Rev., 1.45%, 9/1/2021 (c)	570	551

Saginaw County Economic Development Corp., BGI South LLC-Recovery Zone Rev., 5.00%, 12/1/2020	735	760

		1,311

Total Michigan		3,031

Minnesota — 3.3%

General Obligation — 0.0% (d)

State of Minnesota Series A, GO, 5.00%, 10/1/2021 (e)	35	38

Hospital — 0.6%

City of Rochester, Health Care Facilities, Mayo Clinic Series B, Rev., 5.00%, 11/15/2029	965	1,211

Housing — 2.7%

Dakota County Community Development Agency, Single Family Mortgage, Mortgage-Backed Securities Program

Series A, Rev., GNMA/FNMA/FHLMC, 4.50%, 6/1/2035	280	287

Series B, Rev., GNMA/FNMA/FHLMC, 5.15%, 12/1/2038	3	3

SEE NOTES TO FINANCIAL STATEMENTS.

26	J.P. MORGAN MUNICIPAL BOND FUNDS	FEBRUARY 28, 2019

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Municipal Bonds — continued

Housing — continued

Series A, Rev., GNMA/FNMA/FHLMC, 5.13%, 12/1/2040	196	196

Minneapolis/St. Paul Housing Finance Board, Single Family Mortgage, Mortgage-Backed Securities Program, City Living Home Programs

Series A-1, Rev., GNMA/FNMA/FHLMC, 5.25%, 12/1/2040	54	54

Series A-2, Rev., GNMA/FNMA/FHLMC, 5.52%, 3/1/2041	350	354

Minnesota Housing Finance Agency, Homeownership Finance, Mortgage-Backed Securities Program

Series A, Rev., GNMA/FNMA/FHLMC, 4.25%, 7/1/2028	100	101

Series D, Rev., GNMA/FNMA/FHLMC, 4.50%, 7/1/2034	135	139

Minnesota Housing Finance Agency, Non Profit Housing, State Appropriation

Rev., 5.25%, 8/1/2024	1,015	1,099

Rev., 5.25%, 8/1/2025	1,070	1,158

Rev., 5.25%, 8/1/2026	825	892

Minnesota Housing Finance Agency, Residential Housing Finance

Series D, Rev., GNMA/FNMA/FHLMC, 4.00%, 7/1/2040	165	168

Series B, Rev., GNMA/FNMA/FHLMC COLL, 4.00%, 7/1/2047	855	898

		5,349

Total Minnesota		6,598

Mississippi — 0.9%

Housing — 0.9%

Mississippi Home Corp., Home Ownership Mortgage Series A, Rev., GNMA COLL, 4.50%, 12/1/2031	215	219

Mississippi Home Corp., Single Family Mortgage Series 2019A, Rev., GNMA/FNMA/FHLMC, 4.00%, 12/1/2048 (f)	1,515	1,624

		1,843

Total Mississippi		1,843

Missouri — 1.4%

Hospital — 0.6%

Health and Educational Facilities Authority of the State of Missouri, Mercy Health Series A, Rev., 5.00%, 6/1/2031	1,000	1,182

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Housing — 0.8%

Missouri Housing Development Commission, Single Family Mortgage, First Place Homeownership Loan Program Series B, Rev., GNMA/FNMA/FHLMC COLL, 3.50%, 5/1/2041	1,545	1,592

Missouri Housing Development Commission, Single Family Mortgage, Special Homeownership Loan Program Series E-1, Rev., GNMA/FNMA/FHLMC, 5.00%, 11/1/2027	100	102

		1,694

Total Missouri		2,876

Nebraska — 1.0%

Hospital — 1.0%

Madison County Hospital Authority No. 1, Faith Regional Health Services Project

Rev., 5.00%, 7/1/2030	1,020	1,123

Rev., 5.00%, 7/1/2031	720	788

		1,911

Total Nebraska		1,911

Nevada — 0.7%

Hospital — 0.7%

City of Carson, Carson Tahoe Regional Healthcare Project

Rev., 5.00%, 9/1/2026	555	641

Rev., 5.00%, 9/1/2029	620	706

		1,347

Total Nevada		1,347

New Hampshire — 2.7%

Education — 2.7%

City of Manchester, School Facilities

Rev., NATL-RE, 5.50%, 6/1/2024	3,545	4,161

Rev., NATL-RE, 5.50%, 6/1/2027	900	1,117

		5,278

Total New Hampshire		5,278

New Jersey — 4.0%

Education — 1.0%

New Jersey Higher Education Student Assistance Authority, Senior Student Loan Series 1A, Rev., AMT, 5.00%, 12/1/2024	1,750	1,982

General Obligation — 0.7%

Egg Harbor Township School District GO, AGM, 5.75%, 7/15/2024	1,215	1,442

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2019	J.P. MORGAN MUNICIPAL BOND FUNDS	27

JPMorgan Municipal Income Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2019 (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Municipal Bonds — continued

Hospital — 1.6%

New Jersey Health Care Facilities Financing Authority, University Hospital Issue

Series A, Rev., AGM, 5.00%, 7/1/2022	1,000	1,089

Series A, Rev., AGM, 5.00%, 7/1/2023	820	910

Series A, Rev., AGM, 5.00%, 7/1/2026	1,095	1,257

		3,256

Housing — 0.7%

New Jersey Housing and Mortgage Finance Agency, Single Family Housing Series A, Rev., 4.50%, 10/1/2048	1,230	1,332

Total New Jersey		8,012

New York — 5.4%

Housing — 1.5%

New York Mortgage Agency, Homeowner Mortgage

Series 197, Rev., 3.50%, 10/1/2044	1,305	1,345

Series 195, Rev., 4.00%, 10/1/2046	1,360	1,417

New York State Mortgage Agency, 39th Series Rev., 5.00%, 4/1/2028	110	112

		2,874

Transportation — 1.7%

Metropolitan Transportation Authority, Dedicated Tax Fund Series A, Rev., 5.00%, 11/15/2029	1,000	1,107

Port Authority of New York and New Jersey, Consolidated, 194th Series Rev., 5.00%, 10/15/2030	2,000	2,331

		3,438

Water & Sewer — 2.2%

New York City Municipal Water Finance Authority, Water and Sewer System, Second General Resolution, Fiscal Year 2015 Series FF, Rev., 5.00%, 6/15/2031	1,000	1,160

New York State Environmental Facilities Corp., State Clean Water and Drinking Water Revolving Funds, New York City Municipal Water Finance Authority Projects — Second Resolution Series B, Rev., 5.00%, 6/15/2028	3,000	3,230

		4,390

Total New York		10,702

North Carolina — 0.6%

Other Revenue — 0.6%

County of Randolph, Limited Obligation Series B, Rev., 5.00%, 10/1/2026	1,000	1,214

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

North Dakota — 3.0%

Housing — 1.9%

North Dakota Housing Finance Agency, Home Mortgage Finance Program

Series D, Rev., 4.50%, 1/1/2029	190	191

Series F, Rev., AMT, 4.50%, 1/1/2035	180	183

Series D, Rev., 3.50%, 7/1/2046	470	487

Series D, Rev., 4.00%, 7/1/2046	1,455	1,517

Series D, Rev., FHA, 4.00%, 1/1/2048	1,365	1,441

		3,819

Utility — 1.1%

McLean County, Solid Waste Facilities, Great River Energy Project Series A, Rev., 4.88%, 7/1/2026	2,000	2,063

Total North Dakota		5,882

Ohio — 4.6%

General Obligation — 0.9%

Lakota Local School District Series A, GO, NATL-RE, 5.25%, 12/1/2025	1,500	1,804

Housing — 0.6%

Ohio Housing Finance Agency Residential Mortgage, Mortgage-Backed Securities Program Series D, Rev., GNMA/FNMA/FHLMC, 4.00%, 3/1/2047	1,095	1,149

Ohio Housing Finance Agency, Single Family Mortgage Series 1, Rev., GNMA/FNMA/FHLMC, 5.00%, 11/1/2028	10	10

		1,159

Industrial Development Revenue/Pollution Control Revenue — 2.6%

Ohio State Water Development Authority, Water Pollution Control Loan Fund

Series 2019A, Rev., 5.00%, 6/1/2029 (f)	2,645	3,286

Series B, Rev., 5.00%, 12/1/2029	1,615	1,898

		5,184

Utility — 0.5%

American Municipal Power, Inc., Solar Electricity Prepayment Project Series 2019A, Rev., 5.00%, 2/15/2035	850	988

Total Ohio		9,135

Oklahoma — 0.2%

Housing — 0.2%

Oklahoma County Home Finance Authority, Single Family Mortgage-Backed Securities Program Series A, Rev., AMT, GNMA/FNMA/FHLMC, 5.40%, 10/1/2038	315	322

Oklahoma Housing Finance Agency, Single Family Mortgage, Homeownership Loan Program Series A, Rev., GNMA COLL, 4.38%, 9/1/2027	100	101

		423

SEE NOTES TO FINANCIAL STATEMENTS.

28	J.P. MORGAN MUNICIPAL BOND FUNDS	FEBRUARY 28, 2019

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued

Other Revenue — 0.0% (d)

IDK Partners III Trust, Mortgage Pass-Through Certificates Class A, Rev., 5.10%, 8/1/2023‡	14	14

Total Oklahoma		437

Oregon — 0.3%

Housing — 0.3%

Oregon State Housing and Community Services Department, Single Family Mortgage Program Series B, Rev., AMT, 5.00%, 7/1/2030	535	554

Pennsylvania — 4.5%

Housing — 1.0%

Pennsylvania Housing Finance Agency, Single Family Mortgage

Series 121, Rev., 3.50%, 10/1/2046	1,515	1,563

Series 122, Rev., 4.00%, 10/1/2046	455	477

		2,040

Industrial Development Revenue/Pollution Control Revenue — 2.5%

Philadelphia Authority for Industrial Development, City Service Agreement, Affordable Housing Preservation Programs Project

Rev., 5.00%, 12/1/2023	2,020	2,287

Rev., AGM, 5.00%, 12/1/2026	1,550	1,841

Rev., AGM, 5.00%, 12/1/2027	680	803

		4,931

Other Revenue — 1.0%

Philadelphia Redevelopment Authority, Neighborhood Transformation Initiative Rev., 5.00%, 4/15/2019	2,000	2,007

Total Pennsylvania		8,978

Rhode Island — 1.0%

Housing — 1.0%

Rhode Island Housing and Mortgage Finance Corp., Multi-Family Housing Series 1-A, Rev., 1.70%, 10/1/2019 (c)	2,000	1,998

South Carolina — 1.3%

Housing — 0.7%

South Carolina State Housing Finance and Development Authority

Series 1, Rev., GNMA COLL, 5.00%, 1/1/2028	95	96

Series A, Rev., 4.00%, 1/1/2047	360	377

Series B, Rev., FHA, GNMA/FNMA/FHLMC, 4.00%, 7/1/2047	855	901

		1,374

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Other Revenue — 0.6%

Town of Hilton Head Island, Beach Preservation Fee Pledge Rev., 5.00%, 8/1/2026	1,000	1,167

Total South Carolina		2,541

South Dakota — 2.0%

Housing — 2.0%

South Dakota Housing Development Authority, Homeownership Mortgage

Series D, Rev., 4.00%, 11/1/2045	1,665	1,729

Series A, Rev., 4.00%, 5/1/2049	2,090	2,238

		3,967

Total South Dakota		3,967

Tennessee — 1.0%

Housing — 1.0%

Tennessee Housing Development Agency, Housing Finance Program Series A-1, Rev., 5.00%, 1/1/2027	20	20

Tennessee Housing Development Agency, Residential Finance Program

Series 2B, Rev., 4.00%, 7/1/2043	200	207

Rev., 3.50%, 1/1/2048	1,780	1,847

		2,074

Total Tennessee		2,074

Texas — 5.1%

General Obligation — 1.4%

Socorro Independent School District Series A, GO, PSF-GTD, 5.00%, 8/15/2024	2,000	2,321

State of Texas, Water Financial Assistance Series D, GO, 5.00%, 5/15/2033	450	518

		2,839

Hospital — 0.4%

Irving Hospital Authority, Baylor Scott and White Medical Center

Series 2017A, Rev., 5.00%, 10/15/2026	250	293

Series 2017A, Rev., 5.00%, 10/15/2027	500	580

		873

Housing — 0.7%

Multi-Family Housing, Bond Pass-Through Certificates, Grand Reserve Apartments Series 8, Rev., 5.95%, 11/1/2023 (c)	1,010	1,011

Texas Department of Housing and Community Affairs, Residential Mortgage Series A, Rev., GNMA/FNMA/FHLMC, 5.00%, 7/1/2029	305	316

		1,327

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2019	J.P. MORGAN MUNICIPAL BOND FUNDS	29

JPMorgan Municipal Income Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2019 (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Municipal Bonds — continued

Other Revenue — 0.6%

Central Texas Regional Mobility Authority Rev., 5.00%, 1/1/2046	1,000	1,087

Transportation — 1.6%

Dallas Area Rapid Transit, Senior Lien Series A, Rev., 5.00%, 12/1/2032	2,800	3,235

Water & Sewer — 0.4%

City of Austin, Water and Wastewater System Rev., 5.00%, 11/15/2027	665	816

Total Texas		10,177

Utah — 4.2%

Housing — 2.6%

Utah Housing Corp., Single Family Mortgage Series D-2, Class III, Rev., FHA, 4.00%, 1/1/2045	1,385	1,452

Utah State Board of Regents, Student Fee and Housing System Rev., NATL-RE, 5.25%, 4/1/2023	3,245	3,658

		5,110

Other Revenue — 0.6%

Utah Transit Authority, Sales Tax Series C, Rev., AGM, 5.25%, 6/15/2029	970	1,211

Utility — 1.0%

Utah Associated Municipal Power System, Horse Butte Wind Project Series B, Rev., 5.00%, 9/1/2033	1,700	1,959

Total Utah		8,280

Vermont — 3.3%

Education — 2.5%

Vermont Student Assistance Corp., Education Loan

Series A, Rev., AMT, 5.00%, 6/15/2023	1,000	1,093

Series A, Rev., AMT, 5.00%, 6/15/2024	1,400	1,550

Series A, Rev., AMT, 5.00%, 6/15/2025	2,150	2,408

		5,051

Housing — 0.8%

Vermont Housing Finance Agency, Multiple Purpose

Series B, Rev., AMT, 4.13%, 11/1/2042	155	157

Series B, Rev., AMT, 3.75%, 11/1/2045	1,390	1,430

		1,587

Total Vermont		6,638

Washington — 5.5%

Hospital — 1.1%

Washington Health Care Facilities Authority, Multicare Health System Series B, Rev., 5.00%, 8/15/2035	1,850	2,127

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Housing — 1.5%

Washington Housing Finance Commission, Single-Family Program

Series 2A-R, Rev., AMT, 3.50%, 12/1/2046	365	374

Series 2N, Rev., GNMA/FNMA/FHLMC, 3.50%, 6/1/2047	2,580	2,667

		3,041

Other Revenue — 2.9%

FYI Properties, State of Washington District Project — Green Bonds Rev., 5.00%, 6/1/2039	5,000	5,732

Total Washington		10,900

Wisconsin — 3.5%

Education — 2.8%

Wisconsin Health and Educational Facilities Authority, Agnesian Healthcare, Inc.

Rev., 5.00%, 7/1/2024	250	286

Rev., 5.00%, 7/1/2025	250	291

Wisconsin Health and Educational Facilities Authority, Franciscan Sisters of Christian Charity Sponsored Ministries, Inc.

Series 2017A, Rev., 5.00%, 9/1/2022	520	555

Series 2017A, Rev., 5.00%, 9/1/2023	550	596

Series 2017A, Rev., 5.00%, 9/1/2024	580	637

Series 2017A, Rev., 5.00%, 9/1/2025	235	261

Series 2017A, Rev., 5.00%, 9/1/2026	385	433

Series 2017A, Rev., 5.00%, 9/1/2027	785	890

Wisconsin Health and Educational Facilities Authority, Marshfield Clinic Health System, Inc.

Series C, Rev., 5.00%, 2/15/2027	400	467

Series C, Rev., 5.00%, 2/15/2028	575	667

Series C, Rev., 5.00%, 2/15/2029	375	431

		5,514

Hospital — 0.7%

Wisconsin Health and Educational Facilities Authority, Milwaukee Regional Medical Center Thermal Service Rev., 5.00%, 4/1/2035	1,165	1,345

Total Wisconsin		6,859

Total Municipal Bonds (Cost $188,957)		192,484

SEE NOTES TO FINANCIAL STATEMENTS.

30	J.P. MORGAN MUNICIPAL BOND FUNDS	FEBRUARY 28, 2019

INVESTMENTS	SHARES (000)	VALUE ($000)
Short-term Investments — 7.1%

Investment Companies — 7.1%

JPMorgan Institutional Tax Free Money Market Fund Class IM Shares, 1.57% (g) (h) (Cost $14,034)	14,034	14,034

Total Investments — 104.0% (Cost $202,991)		206,518
Liabilities in Excess of Other Assets — (4.0%)		(7,960)

NET ASSETS — 100.0%		198,558

Percentages indicated are based on net assets.

Abbreviations

AGM	Insured by Assured Guaranty Municipal Corp.
AMT	Alternative Minimum Tax
BRRH	Boca Raton Regional Hospital
CHESLA	Connecticut Higher Education Supplemental Loan Authority
COLL	Collateral
COP	Certificate of Participation
FHA	Federal Housing Administration
FHLMC	Federal Home Loan Mortgage Corp.
FNMA	Federal National Mortgage Association
GNMA	Government National Mortgage Association
GO	General Obligation
ICE	Intercontinental Exchange
LIBOR	London Interbank Offered Rate
NATL	Insured by National Public Finance Guarantee Corp.
PSF-GTD	Permanent School Fund Guaranteed
RE	Reinsured
Rev.	Revenue
USD	United States Dollar

(a)	The date shown represents the earliest of the prerefunded date, next put date or final maturity date.
(b)	Variable or floating rate security, linked to the referenced benchmark. The interest rate shown is the current rate as of February 28, 2019.
(c)	Variable or floating rate security, the interest rate of which adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. The interest rate shown is the current rate as of February 28, 2019.
(d)	Amount rounds to less than 0.1% of net assets.
(e)	Security is prerefunded or escrowed to maturity.
(f)	All or a portion of the security is a when-issued security, delayed delivery security, or forward commitment.
(g)	Investment in affiliate. Fund is registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc.
(h)	The rate shown is the current yield as of February 28, 2019.
‡	Value determined using significant unobservable inputs.

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2019	J.P. MORGAN MUNICIPAL BOND FUNDS	31

JPMorgan Short-Intermediate Municipal Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2019

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — 98.9% (a)

Alabama — 1.6%

Other Revenue — 0.1%

Montgomery County Public Building Authority, Revenue Refunding Warrants, Facilities Project Rev., 5.00%, 3/1/2023	500	560

Utility — 1.5%

Black Belt Energy Gas District, Gas Prepay Series 2018B-2, Rev., (SIFMA Municipal Swap Index Yield + 0.62%), 2.36%, 3/7/2019 (b)	7,500	7,330

Black Belt Energy Gas District, Gas Supply Series 2016A, Rev., LIQ: Royal Bank of Canada, 4.00%, 6/1/2021 (c)	8,320	8,627

Southeast Alabama Gas District, Project No. 1

Series A, Rev., 5.00%, 4/1/2021	2,865	3,003

Series A, Rev., 5.00%, 4/1/2022	3,220	3,442

		22,402

Total Alabama		22,962

Alaska — 0.0% (d)

Utility — 0.0% (d)

City of Anchorage, Electric Utilities, Senior Lien Series 2014A, Rev., 5.00%, 12/1/2023	500	572

Arizona — 1.8%

Certificate of Participation/Lease — 0.0% (d)

Arizona School Facilities Board Series 2013 A-1, COP, 5.00%, 9/1/2019	500	508

General Obligation — 0.2%

City of Scottsdale GO, 5.00%, 7/1/2022	2,550	2,823

Hospital — 0.3%

Arizona Health Facilities Authority, Scottsdale Lincoln Hospitals Series 2014A, Rev., 5.00%, 12/1/2025	3,540	4,033

Industrial Development Revenue/Pollution Control Revenue — 1.3%

Maricopa County Industrial Development Authority, Banner Health

Series B, Rev., 5.00%, 10/18/2022 (c)	7,370	8,180

Series C, Rev., 5.00%, 10/18/2024 (c)	9,000	10,427

		18,607

Other Revenue — 0.0% (d)

Town of Marana, Excise Tax

Series B, Rev., 4.00%, 7/1/2020	75	77

Series B, Rev., 5.00%, 7/1/2021	100	107

		184

Total Arizona		26,155

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Arkansas — 0.8%

Education — 0.3%

University of Arkansas, UAMS Campus

Rev., 5.00%, 3/1/2020	535	552

Rev., 5.00%, 3/1/2025	500	589

Rev., 5.00%, 3/1/2026	1,000	1,168

University of Central Arkansas, Student Housing System

Series A, Rev., 5.00%, 11/1/2021	1,600	1,728

Series 2019C, Rev., AGM, 4.00%, 11/1/2025	110	122

Series 2019C, Rev., AGM, 4.00%, 11/1/2026	240	265

Series 2019C, Rev., AGM, 4.00%, 11/1/2027	180	198

		4,622

Other Revenue — 0.5%

Arkansas Development Finance Authority, Department of Community Correction Project Rev., 5.00%, 11/1/2026	325	388

City of Little Rock, Hotel and Restaurant Rev., 5.00%, 7/1/2020	580	605

City of Rogers Series B, Rev., 5.00%, 11/1/2027	3,855	4,585

County of Sharp

Rev., 5.00%, 3/1/2024	595	669

Rev., 5.00%, 3/1/2025	600	686

Rev., 5.00%, 3/1/2026	685	794

		7,727

Total Arkansas		12,349

California — 23.1%

Certificate of Participation/Lease — 0.1%

City of Chula Vista, Police Facility Project

COP, 5.00%, 10/1/2021	360	391

COP, 5.00%, 10/1/2022	465	519

COP, 5.00%, 10/1/2023	1,000	1,145

Goleta Water District Series A, COP, AGM, 5.00%, 12/1/2020	140	148

		2,203

Education — 1.1%

California Educational Facilities Authority, Claremont McKenna College Series 2015A, Rev., 4.00%, 1/1/2024	1,675	1,862

SEE NOTES TO FINANCIAL STATEMENTS.

32	J.P. MORGAN MUNICIPAL BOND FUNDS	FEBRUARY 28, 2019

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued

Education — continued

California Municipal Finance Authority, California Lutheran University

Rev., 5.00%, 10/1/2025	275	322

Rev., 5.00%, 10/1/2026	150	178

Rev., 5.00%, 10/1/2027	150	180

Regents of the University of California Series AK, Rev., 5.00%, 5/15/2023 (c)	11,505	13,102

		15,644

General Obligation — 8.6%

Allan Hancock Joint Community College District GO, 5.00%, 8/1/2022	1,050	1,174

City and County of San Francisco Series 2014A, GO, 5.00%, 6/15/2025	5,310	5,904

County of Los Angeles, Community College District Series C, GO, 5.00%, 6/1/2026	5,000	6,133

County of Sacramento, San Juan Unified School District, Election of 2002

GO, 5.00%, 8/1/2019	860	873

GO, 5.00%, 8/1/2020	775	814

County of Santa Clara, Moreland School District GO, 5.00%, 8/1/2021	1,000	1,084

County of Santa Clara, San Jose Unified School District GO, 5.00%, 8/1/2023	350	403

Grossmont Healthcare District

Series D, GO, 5.00%, 7/15/2026	1,225	1,426

Series D, GO, 5.00%, 7/15/2027	1,285	1,489

Grossmont Healthcare District, Election of 2006 Series C, GO, 5.00%, 7/15/2026	1,000	1,164

Novato Unified School District

Series A, GO, 4.00%, 2/1/2022	535	574

Series A, GO, 5.00%, 2/1/2023	685	778

Series A, GO, 5.00%, 2/1/2024	870	1,015

Series A, GO, 5.00%, 8/1/2025	1,500	1,757

Series A, GO, 5.00%, 8/1/2026	1,800	2,103

Oak Grove School District GO, 5.00%, 8/1/2023	1,200	1,378

Placentia-Yorba Linda Unified School District GO, 5.00%, 8/1/2025	1,770	2,128

Salinas Union High School District GO, BAN, Zero Coupon, 8/1/2020	2,000	1,942

San Diego Unified School District, Dedicated Unlimited Ad Valorem Property Tax Series R-3, GO, 5.00%, 7/1/2019	6,310	6,384

San Diego Unified School District, Election of 2012 Series F, GO, 5.00%, 7/1/2029	550	651

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

General Obligation — continued

San Francisco Bay Area Rapid Transit District, Election of 2004

Series D, GO, 3.00%, 8/1/2022	2,735	2,878

Series D, GO, 5.00%, 8/1/2027	1,500	1,800

Series D, GO, 5.00%, 8/1/2028	1,685	2,017

San Francisco Unified School District, Proposition A, Election of 2011 Series B, GO, 5.00%, 6/15/2024	5,190	5,771

San Mateo County Community College District

GO, 5.00%, 9/1/2025	700	825

GO, 5.00%, 9/1/2026	1,095	1,289

Santa Barbara Unified School District

Series A, GO, 4.00%, 8/1/2022	30	32

Series B, GO, 5.00%, 8/1/2026	50	62

State of California, Various Purpose

Series B, GO, 5.00%, 9/1/2023	2,810	3,206

GO, 5.00%, 11/1/2023	3,560	4,077

GO, 5.00%, 3/1/2026	13,210	15,505

GO, 5.00%, 9/1/2026	4,900	5,932

GO, 4.00%, 8/1/2028	4,000	4,462

GO, 5.00%, 9/1/2028	2,500	2,701

GO, 4.00%, 8/1/2029	4,180	4,629

GO, 5.00%, 8/1/2029	7,830	9,275

GO, 4.00%, 8/1/2030	10,000	10,986

Whittier Union School District GO, 5.00%, 8/1/2023	10,495	12,049

		126,670

Hospital — 1.7%

California Health Facilities Financing Authority, Cedars-Sinai Medical Center Rev., 5.00%, 11/15/2025	1,850	2,230

California Health Facilities Financing Authority, Providence Health and Services

Series 2014A, Rev., 5.00%, 10/1/2021	750	811

Series 2014A, Rev., 5.00%, 10/1/2022	1,500	1,667

California Health Facilities Financing Authority, St. Joseph Health System

Series 2013C, Rev., 5.00%, 10/15/2019 (c)	5,000	5,097

Series 2013D, Rev., 5.00%, 10/15/2020 (c)	12,870	13,518

California Municipal Finance Authority, NorthBay Healthcare Group

Series 2017A, Rev., 5.00%, 11/1/2023	500	548

Series 2017A, Rev., 5.00%, 11/1/2024	800	890

Series 2017A, Rev., 5.00%, 11/1/2025	745	838

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2019	J.P. MORGAN MUNICIPAL BOND FUNDS	33

JPMorgan Short-Intermediate Municipal Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2019 (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued

Hospital — continued

California Statewide Communities Development Authority, Marin General Hospital Project Series 2018A, Rev., 5.00%, 8/1/2028	250	301

		25,900

Housing — 0.1%

Anaheim Housing and Public Improvements Authority, Electric Utility Distribution System Series 2016A, Rev., 5.00%, 10/1/2032	1,725	1,874

Other Revenue — 3.3%

Alameda County Transport Authority, Sales Tax

Rev., 4.00%, 3/1/2019	5,000	5,001

Rev., 5.00%, 3/1/2020	1,240	1,283

Rev., 4.00%, 3/1/2022	5,000	5,374

California Infrastructure and Economic Development Bank, The J. Paul Getty Trust

Series 2013A-2, Rev., VRDO, 2.07%, 4/1/2019 (c)	3,250	3,250

Series 2011A-3, Rev., (ICE LIBOR USD 3 Month + 0.37%), 2.21%, 4/1/2019 (b)	8,000	8,017

Series 2011A-4, Rev., (ICE LIBOR USD 3 Month + 0.37%), 2.21%, 4/1/2019 (b)	7,000	7,016

California Municipal Finance Authority, Biola University

Rev., 4.00%, 10/1/2019	205	208

Rev., 5.00%, 10/1/2021	370	399

Contra Costa County Transportation Authority, Sales Tax

Series B, Rev., 5.00%, 3/1/2019	1,750	1,751

Series A, Rev., 4.00%, 3/1/2023	3,420	3,762

Series A, Rev., 5.00%, 3/1/2023	2,420	2,756

Series A, Rev., 5.00%, 3/1/2024	2,000	2,341

Golden State Tobacco Securitization Corp., Tobacco Settlement Series A, Rev., 5.00%, 6/1/2021	1,000	1,072

Riverside Community Properties Development, Inc., Riverside County Law Building Project Rev., 5.00%, 10/15/2019 (e)	780	797

San Diego County Regional Transportation Commission, Sales Tax

Series A, Rev., 5.00%, 4/1/2021	250	268

Series A, Rev., 5.00%, 4/1/2022	100	111

San Francisco Bay Area Rapid Transit District, Sales Tax

Series A, Rev., 5.00%, 7/1/2024	525	619

Series A, Rev., 5.00%, 7/1/2025	905	1,094

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Other Revenue — continued

San Francisco State Building Authority and Oakland State Building Authority, Elihu M. Harris State Office Building Series A, Rev., 5.00%, 12/1/2022	1,700	1,904

Sonoma County Transportation Authority, Sales Tax Rev., 5.00%, 12/1/2024	1,000	1,192

		48,215

Prerefunded — 0.4%

Anaheim Housing and Public Improvements Authority, Electric Utility Distribution System Series 2016A, Rev., 5.00%, 10/1/2021 (e)	1,275	1,388

California State Public Works Board, California State University Series 2009E, Rev., 5.00%, 4/1/2019 (e)	1,160	1,163

California State Public Works Board, California State University, Davidson Library at Santa Barbara Series 2013C, Rev., 5.00%, 3/1/2023 (e)	2,820	3,199

		5,750

Transportation — 3.3%

Bay Area Toll Authority, Toll Bridge, San Francisco Bay Area

Series G, Rev., (SIFMA Municipal Swap Index Yield + 0.60%), 2.34%, 3/7/2019 (b)	9,000	9,009

Series S-7, Rev., 4.00%, 4/1/2029	20,000	22,542

City of Los Angeles Department of Airports

Series C, Rev., 5.00%, 5/15/2019	1,000	1,006

Series A, Rev., AMT, 5.00%, 5/15/2021	1,590	1,691

Series C, Rev., 5.00%, 5/15/2022	750	834

Series D, Rev., AMT, 5.00%, 5/15/2022	3,380	3,688

Series B, Rev., 4.00%, 5/15/2024	365	403

Series C, Rev., 5.00%, 5/15/2024	700	821

Series D, Rev., AMT, 5.00%, 5/15/2027	2,700	3,106

Series D, Rev., AMT, 5.00%, 5/15/2028	1,950	2,238

Series D, Rev., AMT, 5.00%, 5/15/2029	2,550	2,918

Orange County Local Transportation Authority Rev., 5.00%, 2/15/2025	425	508

		48,764

Utility — 1.5%

City of Los Angeles, Department of Water and Power, Water System Series A, Rev., 5.00%, 7/1/2025	100	120

Sacramento Municipal Utility District, Electric

Series E, Rev., 5.00%, 8/15/2022	2,740	3,067

Series E, Rev., 5.00%, 8/15/2027	105	132

SEE NOTES TO FINANCIAL STATEMENTS.

34	J.P. MORGAN MUNICIPAL BOND FUNDS	FEBRUARY 28, 2019

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued

Utility — continued

San Francisco City and County Public Utilities Commission Water, Green Bonds Series C, Rev., 2.12%, 10/1/2023 (c)	10,000	10,098

Southern California, Public Power Authority Canyon Power Project Series A, Rev., 5.00%, 7/1/2026	1,000	1,081

Southern California, Public Power Authority, Magnolia Power Project Series 1, Rev., 2.00%, 7/1/2020 (c)	7,000	7,017

Walnut Energy Center Authority Series A, Rev., 5.00%, 1/1/2023	400	449

		21,964

Water & Sewer — 3.0%

Burlingame Financing Authority Water and Wastewater Rev., 4.00%, 4/1/2020	250	257

California State Department of Water Resources, Central Valley Project Water System Series AU, Rev., (SIFMA Municipal Swap Index Yield + 0.22%), 1.96%, 3/7/2019 (b)	10,000	10,039

California State Department of Water Resources, Power Supply Series L, Rev., 5.00%, 5/1/2019	15,000	15,083

City of Los Angeles, Wastewater System Subordinate Series A, Rev., 5.00%, 6/1/2022	2,750	3,059

East Bay Municipal Utility District, Wastewater System

Series B, Rev., 5.00%, 6/1/2019	2,330	2,350

Series A, Rev., 5.00%, 6/1/2020	3,000	3,131

Eastern Municipal Water District, Water and Wastewater

Series C, Rev., 5.00%, 7/1/2021	2,530	2,736

Series C, Rev., 5.00%, 7/1/2022	1,700	1,896

Metropolitan Water District of Southern California Series C-1, Rev., 3.00%, 10/1/2019 (c)	6,105	6,134

		44,685

Total California		341,669

Colorado — 1.8%

Certificate of Participation/Lease — 0.3%

City of Aurora

COP, 3.00%, 12/1/2020	125	128

COP, 4.00%, 12/1/2022	375	404

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Certificate of Participation/Lease — continued

City of Longmont

Series A, COP, 5.00%, 12/1/2021	100	109

Series A, COP, 5.00%, 12/1/2022	100	111

Series A, COP, 5.00%, 12/1/2024	100	113

County of Boulder, Flood Reconstruction Projects

COP, 5.00%, 12/1/2022	720	760

COP, 5.00%, 12/1/2023	500	528

COP, 5.00%, 12/1/2025	500	528

County of Eagle COP, 5.00%, 12/1/2022	200	223

State of Colorado Department of Transportation, Headquarters Facilities Lease Purchase Agreement

COP, 3.00%, 6/15/2020	250	254

COP, 3.00%, 6/15/2021	1,000	1,028

		4,186

Education — 0.3%

University of Colorado, Enterprise System Series A-2, Rev., 5.00%, 6/1/2022	1,080	1,194

University of Colorado, University Enterprise Series A, Rev., 5.00%, 6/1/2022	3,150	3,483

		4,677

General Obligation — 0.1%

Counties of Gunnison, Watershed School District No. 1

GO, 4.00%, 12/1/2022	300	325

GO, 5.00%, 12/1/2026	500	581

		906

Hospital — 0.3%

Colorado Health Facilities Authority, Parkview Medical Center, Inc. Project Rev., 5.00%, 9/1/2022	150	165

Colorado Health Facilities Authority, Valley View Hospital Association Project Rev., 2.80%, 5/15/2023 (c)	1,150	1,162

University of Colorado Hospital Authority Series C-1, Rev., 4.00%, 3/1/2020 (c)	2,620	2,647

		3,974

Housing — 0.3%

Adams County Colorado Housing Authority Multifamily Housing, Baker School Apartment Project Rev., 1.50%, 11/1/2019 (c)	5,000	4,989

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2019	J.P. MORGAN MUNICIPAL BOND FUNDS	35

JPMorgan Short-Intermediate Municipal Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2019 (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued

Other Revenue — 0.1%

Denver Convention Center Hotel Authority

Rev., 4.00%, 12/1/2019	375	380

Rev., 4.00%, 12/1/2020	500	515

		895

Prerefunded — 0.2%

Regional Transportation District Series A, COP, 5.00%, 6/1/2020 (e)	3,700	3,851

Transportation — 0.2%

E-470 Public Highway Authority, Senior LIBOR Index Series A, Rev., (ICE LIBOR USD 1 Month + 0.90%), 2.57%, 3/7/2019 (b)	2,500	2,498

Total Colorado		25,976

Connecticut — 3.2%

Education — 2.3%

Connecticut State Health and Educational Facility Authority, Sacred Heart University Series I-1, Rev., 5.00%, 7/1/2031	400	462

State of Connecticut, Health and Educational Facilities Authority, Hartford Healthcare Issue Series G, Rev., (ICE LIBOR USD 1 Month + 0.95%), 2.64%, 4/1/2019 (b)	15,000	15,127

State of Connecticut, Health and Educational Facilities Authority, Yale New Haven Health Issue Series B, Rev., (ICE LIBOR USD 1 Month + 0.55%), 2.22%, 4/1/2019 (b)	18,775	18,794

		34,383

General Obligation — 0.1%

State of Connecticut, SIFMA Index Series B, GO, (SIFMA Municipal Swap Index Yield + 0.49%), 2.23%, 3/7/2019 (b)	1,500	1,499

Special Tax — 0.8%

State of Connecticut Special Tax Transportation Infrastructure Purposes Series C, Rev., 5.00%, 10/1/2026	10,000	11,721

Total Connecticut		47,603

Delaware — 0.0% (d)

General Obligation — 0.0% (d)

State of Delaware GO, 5.00%, 7/1/2019	120	121

District of Columbia — 0.2%

Hospital — 0.0% (d)

District of Columbia Children’s Hospital Rev., 5.00%, 7/15/2021	500	536

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Transportation — 0.2%

Metropolitan Washington Airports Authority, Airport System Series C, Rev., 5.00%, 10/1/2021	1,475	1,600

Washington Metropolitan Area Transit Authority Series B, Rev., 5.00%, 7/1/2029	1,120	1,340

		2,940

Total District of Columbia		3,476

Florida — 1.1%

Certificate of Participation/Lease — 0.1%

School Board of Duval County Series B, COP, 5.00%, 7/1/2021	750	804

Seminole County School Board

Series A, COP, 5.00%, 7/1/2019	200	202

Series A, COP, 5.00%, 7/1/2020	210	219

		1,225

Education — 0.8%

Board of Governors of the University of Florida, Student Activity Rev., 5.00%, 7/1/2020	1,660	1,732

State of Florida, State Board of Education Lottery Series B, Rev., 5.00%, 7/1/2027	8,540	10,182

		11,914

General Obligation — 0.1%

Reedy Creek Improvement District Series B, GO, 4.00%, 6/1/2019	1,000	1,006

Transportation — 0.1%

Miami-Dade County Expressway Authority, Toll System

Series A, Rev., 5.00%, 7/1/2020	1,550	1,616

Series A, Rev., 5.00%, 7/1/2022	625	690

		2,306

Water & Sewer — 0.0% (d)

JEA Water and Sewer System Series A, Rev., 5.00%, 10/1/2025	250	292

Total Florida		16,743

Georgia — 2.2%

General Obligation — 1.5%

City of Atlanta Series 2014A, GO, 4.00%, 12/1/2019	1,000	1,018

Cook County School District, Sales Tax GO, 5.00%, 10/1/2021	1,495	1,617

SEE NOTES TO FINANCIAL STATEMENTS.

36	J.P. MORGAN MUNICIPAL BOND FUNDS	FEBRUARY 28, 2019

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued

General Obligation — continued

State of Georgia

Series I, GO, 5.00%, 7/1/2021	8,165	8,794

Series E, GO, 5.00%, 12/1/2025	6,750	8,114

Series F, GO, 5.00%, 7/1/2028	2,000	2,418

		21,961

Other Revenue — 0.7%

Atlanta Development Authority, New Downtown Atlanta Stadium Project, Senior Lien

Series 2015A-1, Rev., 5.00%, 7/1/2027	1,000	1,162

Series 2015A-1, Rev., 5.00%, 7/1/2028	1,000	1,158

Dahlonega Downtown Development Authority, North Georgia MAC, LLC Project

Series 2017, Rev., 5.00%, 7/1/2023	325	366

Series 2017, Rev., 5.00%, 7/1/2025	250	293

Series 2017, Rev., 5.00%, 7/1/2026	275	327

Series 2017, Rev., 5.00%, 7/1/2028	375	446

Series 2017, Rev., 4.00%, 7/1/2032	1,000	1,069

Fulton County Development Authority, Technology Athletic Association Project Series A, Rev., 5.00%, 10/1/2022	5,000	5,529

		10,350

Total Georgia		32,311

Hawaii — 1.4%

General Obligation — 1.4%

City and County of Honolulu, Rail Transit Project Series 2017H, GO, (SIFMA Municipal Swap Index Yield + 0.30%), 2.04%, 3/7/2019 (b)	2,200	2,208

State of Hawaii

Series DY, GO, 5.00%, 2/1/2020	10,160	10,470

Series EF, GO, 5.00%, 11/1/2021	7,640	8,308

Total Hawaii		20,986

Illinois — 6.5%

Education — 0.6%

Illinois Educational Facilities Authority, University of Chicago Series B-2, Rev., 1.55%, 2/13/2020 (c)	5,000	4,986

Illinois Finance Authority, DePaul University

Rev., 5.00%, 10/1/2023	200	226

Rev., 5.00%, 10/1/2025	300	350

Rev., 5.00%, 10/1/2028	250	291

University of Illinois, Auxiliary Facilities System Series A, Rev., 5.00%, 4/1/2024	2,500	2,775

		8,628

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

General Obligation — 2.8%

City of Chicago Series 2015C, GO, 5.00%, 1/1/2022	5,000	5,232

City of Waukegan

Series B, GO, AGM, 5.00%, 12/30/2025	1,075	1,236

Series B, GO, AGM, 5.00%, 12/30/2026	1,125	1,305

Series B, GO, AGM, 5.00%, 12/30/2027	1,185	1,367

Series B, GO, AGM, 5.00%, 12/30/2028	1,245	1,425

Series B, GO, AGM, 5.00%, 12/30/2029	1,305	1,484

Cook County Township High School District No. 225 Series A, GO, 5.00%, 12/1/2023	5	6

Cook County, Proviso Township High School District No. 209

GO, 5.00%, 12/1/2022	2,975	3,259

GO, 5.00%, 12/1/2023	2,350	2,626

County of DuPage, Courthouse Project GO, 5.00%, 1/1/2024	335	382

Effingham Community Unit School District No. 40

Series 2019A, GO, 4.00%, 12/1/2028 (f)	565	614

Series 2019A, GO, 4.00%, 12/1/2029 (f)	1,000	1,075

Series 2019A, GO, 4.00%, 12/1/2031 (f)	400	420

Series 2019A, GO, 4.00%, 12/1/2032 (f)	590	615

Glenview Park District

GO, 5.00%, 12/1/2026	300	357

GO, 5.00%, 12/1/2029	350	408

GO, 5.00%, 12/1/2030	600	696

GO, 5.00%, 12/1/2031	450	520

Kane and DeKalb Counties Community Unit School District No. 301 GO, 5.00%, 1/1/2027	355	419

Lincoln Land Community College District No. 526

GO, 5.00%, 12/15/2021	305	330

GO, 4.00%, 12/15/2022	440	464

McHenry County, Woodstock Community Unit School District No. 200 GO, 5.00%, 1/15/2021	300	317

State of Illinois

Series D, GO, 5.00%, 11/1/2020	10,000	10,388

Series D, GO, 5.00%, 11/1/2023	5,000	5,343

Will County Forest Preservation District GO, 5.00%, 12/15/2027	805	972

		41,260

Hospital — 1.1%

Illinois Finance Authority, Advocate Health Care Series A-1, Rev., 5.00%, 1/15/2020 (c)	6,000	6,165

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2019	J.P. MORGAN MUNICIPAL BOND FUNDS	37

JPMorgan Short-Intermediate Municipal Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2019 (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued

Hospital — continued

Illinois Finance Authority, Ascension Health Alliance Senior Credit Group Series E-2, Rev., 1.75%, 4/1/2021 (c)	3,750	3,746

Illinois Finance Authority, Edward-Elmhurst Healthcare Series A, Rev., 5.00%, 1/1/2030	2,500	2,857

Illinois Finance Authority, Silver Cross Hospital and Medical Centers

Series C, Rev., 5.00%, 8/15/2021	150	160

Series C, Rev., 5.00%, 8/15/2022	500	543

Southwestern Illinois Development Authority, Hospital Sisters Services, Inc. Obligated Group Series A, Rev., 5.00%, 2/15/2027	2,000	2,386

		15,857

Other Revenue — 1.5%

Sales Tax Securitization Corp.

Series C, Rev., 5.00%, 1/1/2024	3,000	3,328

Series C, Rev., 5.00%, 1/1/2025	4,250	4,785

State of Illinois, Sales Tax, Junior Obligation

Series A, Rev., 5.00%, 6/15/2021	4,600	4,865

Series A, Rev., 5.00%, 6/15/2022	4,600	4,961

Series A, Rev., 5.00%, 6/15/2023	4,600	5,056

		22,995

Transportation — 0.0% (d)

City of Chicago, Chicago Midway Airport Second Lien Revenue Refunding Series 2014B, Rev., 5.00%, 1/1/2020	500	512

Water & Sewer — 0.5%

City of Waukegan, First Lien, Water and Sewer System

Series C, Rev., AGM, 5.00%, 12/30/2023	535	600

Series C, Rev., AGM, 5.00%, 12/30/2026	680	794

Series C, Rev., AGM, 5.00%, 12/30/2027	710	824

Series C, Rev., AGM, 5.00%, 12/30/2028	395	454

Illinois Finance Authority, State Clean Water Revolving Funds Series 1998B, Rev., 5.00%, 1/1/2029	4,000	4,680

		7,352

Total Illinois		96,604

Indiana — 0.7%

Education — 0.2%

New Albany Floyd County School Building Corp.

Rev., 5.00%, 7/15/2021	700	752

Rev., 5.00%, 7/15/2022	835	922

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Education — continued

Purdue University, Student Fee

Series DD, Rev., 5.00%, 7/1/2025	870	1,036

Series DD, Rev., 5.00%, 7/1/2027	10	12

		2,722

Other Revenue — 0.1%

Fort Wayne Redevelopment Authority Lease Rental, Harrison Square Project Rev., 5.00%, 8/1/2023	1,000	1,129

Indiana State Office Building Commission, Indiana State Museum Facility Series C, Rev., NATL-RE, 5.25%, 7/1/2019 (e)	750	758

		1,887

Utility — 0.4%

City of Rockport, Indiana Michigan Power Company Project Series B, Rev., 3.05%, 6/1/2025	5,000	5,067

Water & Sewer — 0.0% (d)

Evansville Local Public Improvement Bond Bank, Sewage Works Project Series A, Rev., 5.00%, 7/1/2019	620	627

Total Indiana		10,303

Iowa — 0.9%

Hospital — 0.9%

Iowa Finance Authority, Health Systems Rev., (SIFMA Municipal Swap Index Yield + 0.58%), 2.32%, 3/7/2019 (b) (g)	13,300	13,364

Kansas — 0.4%

General Obligation — 0.1%

Butler County, Unified School District No. 375 GO, 4.00%, 9/1/2024	200	213

Seward County Unified School District No. 480 Series B, GO, 5.00%, 9/1/2025	1,750	2,059

		2,272

Hospital — 0.0% (d)

University of Kansas Hospital Authority, Health System Series A, Rev., 5.00%, 3/1/2024	275	315

Other Revenue — 0.1%

City of Wichita, Sales Tax, River District Stadium Star Bond Project

Rev., 5.00%, 9/1/2025	300	350

Rev., 5.00%, 9/1/2026	465	550

		900

SEE NOTES TO FINANCIAL STATEMENTS.

38	J.P. MORGAN MUNICIPAL BOND FUNDS	FEBRUARY 28, 2019

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued

Water & Sewer — 0.2%

City of Wichita, Water and Sewer Utility Series A, Rev., 5.00%, 10/1/2022	2,200	2,451

Total Kansas		5,938

Kentucky — 0.5%

Education — 0.1%

Northern Kentucky University Series A, Rev., 5.00%, 9/1/2024	1,310	1,479

Prerefunded — 0.0% (d)

Carter County Kentucky School District Finance Corp. Rev., 4.50%, 2/1/2021 (e)	250	263

Utility — 0.4%

Kentucky Municipal Power Agency, Prairie State Project Series A, Rev., NATL-RE, 5.00%, 9/1/2023	240	268

Kentucky Public Energy Authority, Gas Supply Series A, Rev., 4.00%, 4/1/2024 (c)	2,500	2,654

Louisville/Jefferson County Metropolitan Government, Kentucky Pollution Control, Louisville Gas and Electric Company Project Series B, Rev., AMT, 2.55%, 5/3/2021 (c)	2,250	2,265

		5,187

Total Kentucky		6,929

Louisiana — 0.9%

Hospital — 0.7%

Louisiana Public Facilities Authority, Louisiana Children’s Medical Center Project Rev., (SIFMA Municipal Swap Index Yield + 0.65%), 2.39%, 3/7/2019 (b)	10,000	10,125

Other Revenue — 0.0% (d)

Louisiana Public Facilities Authority, Tulane University Project

Rev., 5.00%, 12/15/2022	230	256

Rev., 5.00%, 12/15/2025	250	295

		551

Water & Sewer — 0.2%

City of Shreveport, Water and Sewer, Junior Lien

Series C, Rev., 3.00%, 12/1/2021	175	180

Series C, Rev., 5.00%, 12/1/2022	270	298

Series C, Rev., 5.00%, 12/1/2023	365	412

Series C, Rev., 5.00%, 12/1/2025	915	1,067

Series C, Rev., 5.00%, 12/1/2026	500	590

Series C, Rev., 5.00%, 12/1/2028	400	481

		3,028

Total Louisiana		13,704

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Maryland — 0.9%

General Obligation — 0.9%

State of Maryland, State and Local Facilities Loan of 2013, Second Series Series A, GO, 5.00%, 8/1/2020	12,795	13,394

Massachusetts — 3.6%

Education — 0.2%

Massachusetts Development Finance Agency, Suffolk University

Rev., 5.00%, 7/1/2025 (f)	525	602

Rev., 5.00%, 7/1/2026 (f)	435	504

Rev., 5.00%, 7/1/2027 (f)	420	490

Rev., 5.00%, 7/1/2028 (f)	525	615

		2,211

General Obligation — 1.5%

City of Boston Series 2014A, GO, 5.00%, 3/1/2023	7,360	8,333

Commonwealth of Massachusetts

Series A, GO, (ICE LIBOR USD 3 Month + 0.55%), 2.38%, 5/1/2019 (b)	3,000	2,990

Series B, GO, 5.00%, 7/1/2028 (f)	1,925	2,376

Series D, GO, 4.00%, 9/1/2030	8,290	8,993

		22,692

Hospital — 0.7%

Massachusetts Development Finance Agency, Partners Healthcare System Issue Series 2017S, Rev., (SIFMA Municipal Swap Index Yield + 0.50%), 2.24%, 3/7/2019 (b)	10,000	9,985

Massachusetts State Development Finance Agency, Lahey Health System Series F, Rev., 5.00%, 8/15/2026	500	520

		10,505

Transportation — 0.7%

Massachusetts Port Authority

Series 2019-A, Rev., AMT, 5.00%, 7/1/2023	4,840	5,451

Series 2019-A, Rev., AMT, 5.00%, 7/1/2024	4,140	4,760

		10,211

Water & Sewer — 0.5%

Massachusetts Clean Water Trust, State Revolving Fund Rev., 5.00%, 8/1/2025	6,775	8,091

Total Massachusetts		53,710

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2019	J.P. MORGAN MUNICIPAL BOND FUNDS	39

JPMorgan Short-Intermediate Municipal Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2019 (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued

Michigan — 2.1%

Education — 0.7%

University of Michigan Series 2019C, Rev., 4.00%, 4/1/2024 (c)	10,000	11,019

General Obligation — 0.5%

City of Royal Oak, Capital Improvement

GO, 5.00%, 4/1/2027	625	751

GO, 5.00%, 4/1/2028	245	297

Grosse Pointe Public School System GO, 4.00%, 5/1/2027	765	863

Kalamazoo Public Schools GO, 5.00%, 5/1/2022	1,000	1,098

Northville Public Schools, School Building and Site

GO, 5.00%, 5/1/2027 (f)	375	452

GO, 5.00%, 5/1/2028 (f)	600	732

GO, 5.00%, 5/1/2029 (f)	250	307

GO, 5.00%, 5/1/2030 (f)	450	545

Troy School District, School Building and Site

GO, Q-SBLF, 5.00%, 5/1/2019	650	653

GO, Q-SBLF, 5.00%, 5/1/2020	500	519

GO, Q-SBLF, 5.00%, 5/1/2021	550	588

GO, Q-SBLF, 5.00%, 5/1/2022	500	549

		7,354

Hospital — 0.2%

Michigan State Hospital Finance Authority, Ascension Health Credit Group Series B-4, Rev., 5.00%, 11/15/2027	2,250	2,578

Industrial Development Revenue/Pollution Control Revenue — 0.2%

Michigan Strategic Fund, The Detroit Edison Company Pollution Control Bonds Project Series CC, Rev., 1.45%, 9/1/2021 (c)	2,600	2,515

Other Revenue — 0.1%

Michigan Finance Authority, Local Government Loan Program

Series B, Rev., 4.00%, 11/1/2019	675	685

Series B, Rev., 4.00%, 11/1/2020	455	471

		1,156

Transportation — 0.2%

Gerald R Ford International Airport Authority, Limited Tax

Rev., 5.00%, 1/1/2023	1,560	1,745

Rev., 5.00%, 1/1/2024	1,400	1,604

		3,349

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Water & Sewer — 0.2%

City of Grand Rapids, Sanitary Sewer System Improvement Rev., 5.00%, 1/1/2022	350	382

Michigan Finance Authority, Clean Water Revolving Fund Rev., 5.00%, 10/1/2021	2,250	2,440

		2,822

Total Michigan		30,793

Minnesota — 0.3%

Education — 0.0% (d)

Minnesota Higher Education Facilities Authority Series L, Rev., 4.00%, 4/1/2020	350	358

Transportation — 0.1%

Minneapolis-St Paul Metropolitan Airports Commission, Subordinate Airport

Series A, Rev., 5.00%, 1/1/2020	220	226

Series A, Rev., 5.00%, 1/1/2022	1,000	1,090

		1,316

Utility — 0.2%

Western Minnesota Municipal Power Agency, Power Supply

Series A, Rev., 5.00%, 1/1/2023	1,500	1,681

Series A, Rev., 5.00%, 1/1/2024	1,000	1,148

		2,829

Total Minnesota		4,503

Mississippi — 0.6%

Other Revenue — 0.6%

Mississippi Development Bank, Rankin County Bond Project Rev., 5.00%, 3/1/2023	750	836

State of Mississippi

Series 2019A, Rev., 5.00%, 10/15/2028	1,400	1,688

Series 2019A, Rev., 5.00%, 10/15/2029	2,000	2,391

Series 2019A, Rev., 5.00%, 10/15/2030	3,000	3,545

Total Mississippi		8,460

Missouri — 0.7%

Certificate of Participation/Lease — 0.1%

City of Chesterfield COP, 5.00%, 12/1/2021	1,000	1,086

Education — 0.1%

Health and Educational Facilities Authority

Rev., 4.00%, 10/1/2019	625	633

Rev., 4.00%, 10/1/2020	300	311

Rev., 4.00%, 10/1/2021	300	317

Missouri State Health and Educational Facilities Authority, Health Facilities, BJC Health System Rev., 5.00%, 1/1/2021	225	238

		1,499

SEE NOTES TO FINANCIAL STATEMENTS.

40	J.P. MORGAN MUNICIPAL BOND FUNDS	FEBRUARY 28, 2019

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued

General Obligation — 0.0% (d)

County of Clay, North Kansas City School District 74, Refunding and Improvement, Missouri Direct Deposit Program GO, 5.00%, 3/1/2022	350	384

Industrial Development Revenue/Pollution Control Revenue — 0.0% (d)

Missouri Environmental Improvement and Energy Resources Authority, Water Pollution Control and Drinking Water Series B, Rev., 5.00%, 7/1/2023	550	583

Other Revenue — 0.2%

County of Jackson, Harry S. Truman Sports Complex Project Rev., 5.00%, 12/1/2022	3,000	3,339

Transportation — 0.3%

Missouri Airport Refunding, Lambert St. Louis International Airport

Rev., 5.00%, 7/1/2021	1,575	1,694

Rev., 5.00%, 7/1/2022	1,000	1,106

Rev., 5.00%, 7/1/2023	1,080	1,225

		4,025

Total Missouri		10,916

Montana — 0.2%

General Obligation — 0.2%

State of Montana, Long-Range Building Program

GO, 5.00%, 8/1/2021	690	744

GO, 5.00%, 8/1/2022	1,000	1,109

Yellowstone County, School District No. 2 Billings, School Building GO, 5.00%, 6/15/2020	650	678

Total Montana		2,531

Nebraska — 0.1%

Certificate of Participation/Lease — 0.1%

Southeast Community College

COP, 5.00%, 12/15/2021	200	218

COP, 5.00%, 12/15/2026	275	330

COP, 5.00%, 12/15/2027	495	601

COP, 5.00%, 12/15/2028	540	658

Total Nebraska		1,807

New Hampshire — 0.2%

General Obligation — 0.2%

State of New Hampshire Series A, GO, 5.00%, 3/1/2026	2,880	3,383

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

New Jersey — 4.6%

Education — 0.3%

New Jersey Economic Development Authority, School Facilities Construction

Series A, Rev., 5.25%, 12/15/2020	1,040	1,049

Series DDD, Rev., 5.00%, 6/15/2025	1,500	1,685

Series DDD, Rev., 5.00%, 6/15/2026	1,840	2,075

		4,809

General Obligation — 1.6%

County of Passaic GO, 5.00%, 2/1/2021	90	96

State of New Jersey Series Q, GO, 5.00%, 8/15/2020	10,075	10,537

State of New Jersey, Various Purpose GO, 4.00%, 6/1/2026	3,870	4,121

Township of South Brunswick GO, 5.00%, 9/1/2022	425	471

Township of Woodbridge GO, BAN, 3.00%, 8/16/2019	8,925	8,981

		24,206

Housing — 0.2%

New Jersey Housing and Mortgage Finance Agency, Multifamily Conduit, Georgia King Village Project Series 2018-E, Rev., 2.45%, 10/1/2020 (c)	3,000	3,023

Other Revenue — 0.4%

Tobacco Settlement Financing Corp.

Series A, Rev., 5.00%, 6/1/2031	3,070	3,501

Series A, Rev., 5.00%, 6/1/2032	2,500	2,833

		6,334

Transportation — 2.1%

New Jersey Transportation Trust Fund Authority, Federal Highway Reimbursement

Series A, Rev., 5.00%, 6/15/2028	3,000	3,388

Series A, Rev., 5.00%, 6/15/2029	5,350	6,002

Series A, Rev., 5.00%, 6/15/2031	4,750	5,267

New Jersey Transportation Trust Fund Authority, Transportation Program Series BB-1, Rev., (SIFMA Municipal Swap Index Yield + 1.00%), 2.74%, 3/7/2019 (b)	5,500	5,511

New Jersey Turnpike Authority Series C-6, Rev., VRDO, 2.49%, 4/1/2019 (c)	10,000	10,000

		30,168

Total New Jersey		68,540

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2019	J.P. MORGAN MUNICIPAL BOND FUNDS	41

JPMorgan Short-Intermediate Municipal Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2019 (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued

New Mexico — 0.4%

General Obligation — 0.2%

County of Sandoval

GO, 5.00%, 8/1/2024	1,100	1,278

GO, 5.00%, 8/1/2025	500	593

GO, 5.00%, 8/1/2026	650	784

		2,655

Housing — 0.2%

County of Bernalillo, Arroyo Vista Apartments Project Rev., 1.40%, 3/1/2020 (c)	2,500	2,500

Other Revenue — 0.0% (d)

New Mexico Finance Authority, Senior Lien Public Project Series B, Rev., 5.00%, 6/1/2021	800	858

Total New Mexico		6,013

New York — 9.2%

Education — 1.4%

New York State Dormitory Authority

Series 2019A, Rev., 5.00%, 7/1/2027	4,630	5,719

Series 2019A, Rev., 5.00%, 7/1/2028	3,135	3,924

New York State Dormitory Authority, Columbia University Series B, Rev., 5.00%, 10/1/2021	585	637

New York State Dormitory Authority, Icahn School of Medicine at Mount Sinai Series 2015-A, Rev., 5.00%, 7/1/2019	5,000	5,055

New York State Dormitory Authority, Montefiore Obligated Group Series 2018A, Rev., 5.00%, 8/1/2027	3,225	3,808

New York State Dormitory Authority, The New School Series A, Rev., 5.00%, 7/1/2024	1,100	1,270

		20,413

General Obligation — 1.6%

Bedford Central School District GO, 5.00%, 11/15/2022	2,410	2,703

City of Jamestown, Public Improvement GO, 5.00%, 6/1/2025 (f)	540	635

City of New York, Fiscal Year 2012 Subseries G-1, GO, 5.00%, 4/1/2020	3,860	3,999

City of New York, Fiscal Year 2013 Series B, GO, 4.00%, 8/1/2019	3,695	3,731

Counties of Rockland and Orange, Ramapo Central School District GO, 4.00%, 10/15/2019	2,030	2,061

County of Orange, Public Improvement

Series B, GO, 5.00%, 3/1/2021	1,510	1,616

GO, 5.00%, 2/1/2023	1,000	1,133

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

General Obligation — continued

County of Suffolk, Longwood Central School District

GO, 5.00%, 6/15/2026	365	444

GO, 5.00%, 6/15/2027	795	957

Hampton Bays Union Free School District GO, 5.00%, 9/15/2022	2,025	2,264

Town of East Hampton

GO, 5.00%, 5/15/2021	1,000	1,072

GO, 5.00%, 5/15/2023	1,000	1,135

White Plains City School District GO, 5.00%, 5/15/2024	1,550	1,810

		23,560

Hospital — 0.2%

Build Resource Corp., The New York Methodist Hospital Project Rev., 5.00%, 7/1/2021	550	592

Nassau County Local Economic Assistance Corp., Catholic Health Services, Long Island Obligated Group Project Series B, Rev., 5.00%, 7/1/2023	800	888

New York State Dormitory Authority, Memorial Sloan-Kettering Cancer Center Series 2017-1, Rev., 5.00%, 7/1/2026	1,000	1,211

		2,691

Industrial Development Revenue/Pollution Control Revenue — 0.2%

New York State Energy Research and Development Authority, Pollution Control, Electric and Gas Corp., Project Series C, Rev., 2.00%, 5/1/2020 (c)	3,000	2,995

Other Revenue — 2.5%

Battery Park City Authority Series 2013A, Rev., 4.00%, 11/1/2019	2,500	2,540

Brooklyn Arena Local Development Corp., Pilot Refunding, Barclays Center Series 2016A, Rev., 5.00%, 7/15/2020	500	517

City of Troy Capital Resources Corp., Rensselaer Polytechnic Institute Project Rev., 5.00%, 8/1/2020	500	523

New York City Transitional Finance Authority, Future Tax Secured, Fiscal Year 2003 Series B, Rev., 5.00%, 2/1/2020	2,750	2,835

New York City Transitional Finance Authority, Future Tax Secured, Fiscal Year 2014 Series A, Subseries A-1, Rev., 5.00%, 11/1/2020	3,700	3,905

New York Convention Center Development Corp. Hotel Unit Fee Secured Rev., 5.00%, 11/15/2026	5,000	5,894

SEE NOTES TO FINANCIAL STATEMENTS.

42	J.P. MORGAN MUNICIPAL BOND FUNDS	FEBRUARY 28, 2019

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued

Other Revenue — continued

New York State Dormitory Authority, State Sales Tax

Series A, Rev., 5.00%, 3/15/2021	2,000	2,134

Series A, Rev., 5.00%, 3/15/2024	6,135	7,102

Sales Tax Asset Receivable Corp., Fiscal Year 2015

Series A, Rev., 5.00%, 10/15/2022	4,800	5,387

Series A, Rev., 5.00%, 10/15/2025	4,500	5,276

Schenectady County Capital Resource Corp., Union College Project Rev., 5.00%, 1/1/2025	400	470

		36,583

Prerefunded — 0.3%

Brooklyn Arena Local Development Corp., Pilot Refunding, Barclays Center Rev., 6.38%, 1/15/2020 (e)	4,305	4,484

Special Tax — 0.1%

New York State Dormitory Authority, Personal Income Tax Series G, Rev., 5.00%, 8/15/2021	1,110	1,200

Transportation — 2.8%

Buffalo and Fort Erie Public Bridge Authority, Toll Bridge System

Rev., 5.00%, 1/1/2020	465	478

Rev., 5.00%, 1/1/2021	815	863

Metropolitan Transportation Authority

Series D-1, Rev., (ICE LIBOR USD 1 Month + 0.65%), 2.32%, 4/1/2019 (b)	5,000	5,017

Subseries C-1, Rev., 5.00%, 11/15/2019	2,000	2,044

Subseries A-1, Rev., 5.00%, 11/15/2020	1,435	1,508

Subseries C-1, Rev., 5.00%, 11/15/2024	3,000	3,458

Metropolitan Transportation Authority, Green Bonds Series B-2, Rev., 4.00%, 11/15/2032	4,000	4,357

New York Transportation Development Corp., Delta Air Lines, Inc., Laguardia Airport Terminals C&D Redevelopment Project Rev., AMT, 5.00%, 1/1/2023	9,200	10,055

Niagara Frontier Transportation Authority, Buffalo Niagara International Airport

Series 2019A, Rev., AMT, 5.00%, 4/1/2028	265	313

Series 2019A, Rev., AMT, 5.00%, 4/1/2029	265	314

Series 2019A, Rev., AMT, 5.00%, 4/1/2030	165	194

Series 2019A, Rev., AMT, 5.00%, 4/1/2031	180	210

Port Authority of New York and New Jersey Rev., AMT, 5.00%, 9/15/2023	4,325	4,920

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Transportation — continued

Triborough Bridge and Tunnel Authority

Series B, Rev., (SOFR + 0.43%), 2.02%, 3/1/2019 (b)	4,255	4,261

Series A, Rev., 5.00%, 11/15/2024	3,290	3,715

		41,707

Utility — 0.1%

Long Island Power Authority, Electric System

Series 2017, Rev., 5.00%, 9/1/2025	500	595

Series 2017, Rev., 5.00%, 9/1/2027	500	610

Series 2017, Rev., 5.00%, 9/1/2028	750	904

		2,109

Total New York		135,742

North Carolina — 2.1%

Education — 0.4%

University of North Carolina, Chapel Hill Series B, Rev., (ICE LIBOR USD 1 Month + 0.40%), 2.07%, 4/1/2019 (b)	5,750	5,776

Winston-Salem State University Foundation LLC Rev., AGM, 5.00%, 10/1/2023	445	502

		6,278

General Obligation — 0.7%

State of North Carolina Series D, GO, 4.00%, 6/1/2020	9,670	9,955

Hospital — 0.9%

North Carolina Medical Care Commission, Wake Forest Baptist Obligated Group Series 2019C, Rev., 2.55%, 6/1/2026 (c)	13,805	13,886

Other Revenue — 0.1%

State of North Carolina Series 2017B, Rev., 5.00%, 5/1/2022	700	772

Total North Carolina		30,891

Ohio — 2.4%

Education — 0.2%

Ohio Higher Educational Facility Commission, Case Western Reserve University Project Series A, Rev., 4.00%, 12/1/2019	535	544

Ohio State Higher Educational Facility Commission, Oberlin College

Rev., 4.00%, 10/1/2019	675	684

Rev., 5.00%, 10/1/2020	1,000	1,050

		2,278

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2019	J.P. MORGAN MUNICIPAL BOND FUNDS	43

JPMorgan Short-Intermediate Municipal Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2019 (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued

General Obligation — 0.3%

City of Dublin, Various Purpose GO, 4.00%, 12/1/2028	200	221

Cuyahoga Ohio Community College District, Facilities Construction and Improvement Bonds

GO, 5.00%, 12/1/2028	2,300	2,713

Series 2018, GO, 4.00%, 12/1/2032	1,250	1,346

		4,280

Hospital — 1.4%

Akron, Bath and Copley Joint Township Hospital District, Summa Health Obligated Group Rev., 5.00%, 11/15/2021	375	404

County of Allen, Mercy Health Series B, Rev., (SIFMA Municipal Swap Index Yield + 0.75%), 2.49%, 3/7/2019 (b)	10,800	10,818

County of Franklin, Hospital Facilities, OhioHealth Corp. Series B, Rev., (SIFMA Municipal Swap Index Yield + 0.43%), 2.17%, 3/7/2019 (b)	4,000	4,047

County of Lake, Hospital Facilities, Lake Hospital System, Inc.

Rev., 5.00%, 8/15/2023	1,445	1,610

Rev., 5.00%, 8/15/2024	1,655	1,875

State of Ohio, University Hospitals Health System, Inc. Series B, Rev., VRDO, 1.99%, 3/1/2019 (c)	2,500	2,500

		21,254

Other Revenue — 0.1%

City of Cleveland, Subordinate Lien, Public Facilities Improvements

Series 2018A, Rev., 5.00%, 10/1/2024	200	231

Series 2018A, Rev., 5.00%, 10/1/2025	150	176

Series 2018A, Rev., 5.00%, 10/1/2027	250	300

Series 2018A, Rev., 5.00%, 10/1/2028	250	301

		1,008

Utility — 0.3%

American Municipal Power, Inc. Series 2019A, Rev., 2.30%, 2/15/2022 (c)	5,000	5,063

Water & Sewer — 0.1%

Hamilton County, Sewer System, Metropolitan Sewer District of Greater Cincinnati

Series A, Rev., 5.00%, 12/1/2019	640	656

Series A, Rev., 5.00%, 12/1/2021	1,375	1,496

		2,152

Total Ohio		36,035

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Oklahoma — 0.7%

Education — 0.6%

Carter County Public Facilities Authority, Educational Facilities Lease, Ardmore City Schools Project

Rev., 5.00%, 9/1/2025	365	418

Rev., 5.00%, 9/1/2026	820	949

Rev., 5.00%, 9/1/2027	1,250	1,458

Grady County School Finance Authority, Educational Facilities Lease, Minco Public Schools Project

Rev., 5.00%, 9/1/2028	375	441

Rev., 5.00%, 9/1/2029	1,175	1,373

Oklahoma County Finance Authority, Educational Facilities, Lease Midwest City-Del City Public Schools Project

Series 2018, Rev., 5.00%, 10/1/2022	500	554

Series 2018, Rev., 5.00%, 10/1/2023	355	402

Series 2018, Rev., 5.00%, 10/1/2025	1,000	1,174

Oklahoma County Finance Authority, Educational Facilities, Lease Western Heights Public School Project Rev., 5.00%, 9/1/2019	325	330

Tulsa County Industrial Authority Educational Facilities Lease, Jenks Public Schools Project Rev., 5.00%, 9/1/2021	2,000	2,155

		9,254

Other Revenue — 0.1%

Cleveland County Justice Authority, Sales Tax, Detention Facility Project Rev., 4.00%, 3/1/2020	500	501

Total Oklahoma		9,755

Oregon — 1.0%

Education — 0.1%

Oregon State Facilities Authority, Reed College Project

Series A, Rev., 5.00%, 7/1/2028	125	150

Series A, Rev., 4.00%, 7/1/2032	350	380

		530

General Obligation — 0.3%

State of Oregon, Article XI-M, XI-N and XI-P Grant Programs Series D, GO, 5.00%, 6/1/2029	3,430	4,297

Prerefunded — 0.4%

Oregon State Department of Administrative Services Series A, Rev., 5.25%, 4/1/2019 (e)	6,210	6,226

SEE NOTES TO FINANCIAL STATEMENTS.

44	J.P. MORGAN MUNICIPAL BOND FUNDS	FEBRUARY 28, 2019

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued

Transportation — 0.2%

Port of Portland, International Airport

Series 23, Rev., 5.00%, 7/1/2023	1,000	1,134

Series 23, Rev., 5.00%, 7/1/2024	1,595	1,849

		2,983

Water & Sewer — 0.0% (d)

City of Portland, Sewer System, First Lien Series A, Rev., 5.00%, 10/1/2023	40	46

Total Oregon		14,082

Pennsylvania — 5.3%

Education — 0.8%

Pennsylvania State Higher Educational Facilities Authority, Trustees of the University Series B, Rev., 5.00%, 10/1/2022	5,055	5,646

State Public School Building Authority, Community College of Philadelphia Project

Rev., 5.00%, 6/15/2021	2,760	2,943

Rev., 5.00%, 6/15/2024	2,625	2,985

		11,574

General Obligation — 1.1%

Commonwealth of Pennsylvania Series 2011, GO, 4.00%, 11/15/2028	5,000	5,259

County of Chester GO, 4.00%, 7/15/2028 (f)	2,500	2,885

County of Northampton

Series A, GO, 4.00%, 10/1/2026	750	848

Series A, GO, 4.00%, 10/1/2027	1,565	1,752

Series A, GO, 4.00%, 10/1/2028	920	1,024

County of Westmoreland Series A, GO, 5.00%, 8/15/2028 (f)	3,000	3,672

Schuylkill Valley School District GO, 5.00%, 4/1/2022	350	384

		15,824

Hospital — 0.3%

Berks County Industrial Development Authority, Tower Health Project

Rev., 5.00%, 11/1/2023	1,000	1,124

Rev., 5.00%, 11/1/2024	1,000	1,143

Montgomery County Higher Education and Health Authority, Thomas Jefferson University Series 2018A, Rev., 5.00%, 9/1/2024	1,000	1,145

Southcentral General Authority, Hanover Hospital, Inc. Rev., 5.00%, 12/1/2026	1,400	1,620

Southcentral General Authority, Wellspan Health Obligation Group Series A, Rev., 5.00%, 6/1/2024	380	438

		5,470

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Industrial Development Revenue/Pollution Control Revenue — 0.4%

Lehigh County Industrial Development Authority, Pollution Control

Series 2016B, Rev., 1.80%, 8/15/2022 (c)	4,000	3,929

Series 2016A, Rev., 1.80%, 9/1/2022 (c)	2,500	2,460

		6,389

Other Revenue — 0.1%

Commonwealth Financing Authority, Tobacco Master Settlement Payment Series 2018, Rev., 5.00%, 6/1/2022	555	605

Cumberland County Municipal Authority, AICUP Financing Program-Messiah College Project Rev., 2.00%, 4/30/2020 (c)	1,000	1,001

		1,606

Transportation — 0.9%

Pennsylvania Turnpike Commission Series A-1, Rev., (SIFMA Municipal Swap Index Yield + 0.60%), 2.34%, 3/7/2019 (b)	13,000	13,004

Water & Sewer — 1.7%

Allegheny County Sanitary Authority, Sewer

Rev., 5.00%, 12/1/2021	3,500	3,800

Rev., 5.00%, 12/1/2022	3,000	3,344

Rev., 5.00%, 12/1/2023	4,000	4,566

City of Philadelphia, Water and Wastewater

Series A, Rev., 5.00%, 1/1/2020	8,530	8,760

Series A, Rev., 5.00%, 7/1/2022	1,510	1,667

Series A, Rev., 5.00%, 7/1/2024	2,595	3,002

		25,139

Total Pennsylvania		79,006

Rhode Island — 0.2%

General Obligation — 0.2%

State of Rhode Island and Providence Plantations, Consolidated Capital Development Loan of 2013 Series A, GO, 5.00%, 10/15/2019 (e)	1,475	1,506

State of Rhode Island and Providence Plantations, Consolidated Capital Development Loan of 2014 Series A, GO, 5.00%, 11/1/2019	1,000	1,022

		2,528

Transportation — 0.0% (d)

Rhode Island Commerce Corp., Department of Transportation Series 2016-A, Rev., GRAN, 5.00%, 6/15/2022	25	27

Total Rhode Island		2,555

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2019	J.P. MORGAN MUNICIPAL BOND FUNDS	45

JPMorgan Short-Intermediate Municipal Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2019 (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued

South Carolina — 0.1%

Other Revenue — 0.1%

County of Charleston Rev., 5.00%, 12/1/2019	1,000	1,025

South Dakota — 0.2%

Education — 0.1%

South Dakota Health and Educational Facilities Authority

Series B, Rev., 4.00%, 11/1/2020	625	646

Series B, Rev., 4.00%, 11/1/2021	500	526

Series B, Rev., 5.00%, 11/1/2022	375	415

		1,587

Other Revenue — 0.1%

South Dakota State Building Authority

Series B, Rev., 5.00%, 6/1/2019	500	504

Series B, Rev., 5.00%, 6/1/2021	485	521

		1,025

Total South Dakota		2,612

Tennessee — 0.8%

General Obligation — 0.6%

County of Rutherford Series A, GO, 5.00%, 4/1/2026	1,165	1,366

State of Tennessee Series A, GO, 4.00%, 8/1/2025	7,000	7,524

		8,890

Other Revenue — 0.0% (d)

Metropolitan Government of Nashville and Davidson, County Sports Authority, Public Improvement Rev., 5.00%, 7/1/2020	5	5

Utility — 0.2%

Tennessee Energy Acquisition Corp., Gas Project

Series A, Rev., 4.00%, 5/1/2022	1,460	1,519

Series A, Rev., 4.00%, 5/1/2023	1,400	1,469

		2,988

Total Tennessee		11,883

Texas — 8.6%

Education — 1.3%

Arlington Higher Education Finance Corp., Uplift Education Series 2017A, Rev., PSF-GTD, 4.00%, 12/1/2029	1,000	1,094

Austin Community College District Public Facility Corp., Lease, Highland Campus Parking Garage Project

Series 2018C, Rev., 5.00%, 8/1/2026	250	299

Series 2018C, Rev., 5.00%, 8/1/2027	200	242

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Education — continued

Series 2018C, Rev., 5.00%, 8/1/2028	275	330

Series 2018C, Rev., 5.00%, 8/1/2029	325	386

Series 2018C, Rev., 5.00%, 8/1/2031	260	305

Austin Community College District, Combined Fee Series 2014A, Rev., 5.00%, 2/1/2021	790	838

County of Harris, Cultural Education Facilities Finance Corp., Children’s Hospital Series 3, Rev., (ICE LIBOR USD 1 Month + 0.85%), 2.54%, 3/7/2019 (b)	7,500	7,565

Harris County Cultural Education Facilities Finance Corp., Memorial Hermann Health System Series 2014A, Rev., 5.00%, 12/1/2026	1,910	2,185

Southwest Higher Education Authority, Inc., Southern Methodist University Project

Series 2017, Rev., 5.00%, 10/1/2021	425	460

Series 2017, Rev., 5.00%, 10/1/2022	400	445

Series 2017, Rev., 5.00%, 10/1/2023	400	455

Texas State University, Financing System Series A, Rev., 5.00%, 3/15/2032	4,365	5,105

		19,709

General Obligation — 3.0%

Abilene Independent School District, Unlimited Tax School Building

GO, PSF-GTD, 4.00%, 2/15/2029	2,000	2,250

GO, PSF-GTD, 4.00%, 2/15/2030	1,000	1,111

GO, PSF-GTD, 4.00%, 2/15/2031	1,000	1,098

GO, PSF-GTD, 4.00%, 2/15/2032	2,535	2,756

City of Abilene, Taylor and Jones Counties GO, 5.00%, 2/15/2021	475	505

City of Colony GO, 5.00%, 8/15/2020	610	639

City of Denton GO, 5.00%, 2/15/2023	1,045	1,173

City of El Paso, Refunding and Improvement

GO, 5.00%, 8/15/2021	530	571

GO, 5.00%, 8/15/2025	4,035	4,741

City of Fort Worth Series A, GO, 4.00%, 3/1/2019	785	785

City of Fort Worth, Refunding and Improvement, General Purpose GO, 4.00%, 3/1/2019	1,060	1,060

City of Galveston GO, 4.00%, 5/1/2024	635	698

City of Houston, Public Improvement

Series A, GO, 5.00%, 3/1/2021	3,000	3,192

Series A, GO, 5.00%, 3/1/2025	1,195	1,401

College of the Mainland

GO, 4.00%, 8/15/2032 (f)	965	1,042

GO, 4.00%, 8/15/2033 (f)	245	263

GO, 4.00%, 8/15/2034 (f)	2,860	3,040

SEE NOTES TO FINANCIAL STATEMENTS.

46	J.P. MORGAN MUNICIPAL BOND FUNDS	FEBRUARY 28, 2019

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued

General Obligation — continued

Counties of Harris and Fort Bend, Houston Community College System, Limited Tax GO, 5.00%, 2/15/2026	1,000	1,118

Forney Independent School District, School Building GO, PSF-GTD, 5.00%, 8/15/2024	1,310	1,521

Galveston County, Unlimited Tax Road

Series 2017, GO, 4.00%, 2/1/2024	980	1,077

Series 2017, GO, 4.00%, 2/1/2025	800	890

Hereford Independent School District, School Building

GO, PSF-GTD, 4.00%, 2/15/2028 (f)	1,420	1,592

GO, PSF-GTD, 4.00%, 2/15/2029 (f)	1,480	1,641

GO, PSF-GTD, 4.00%, 2/15/2030 (f)	1,000	1,096

GO, PSF-GTD, 4.00%, 2/15/2031 (f)	700	760

Katy Independent School District, School Building

GO, PSF-GTD, 4.00%, 2/15/2027	290	312

GO, PSF-GTD, 4.00%, 2/15/2028	350	376

Lewisville Independent School District, School Building

GO, PSF-GTD, 5.00%, 8/15/2025	750	849

GO, PSF-GTD, 5.00%, 8/15/2026	750	850

GO, PSF-GTD, 5.00%, 8/15/2027	650	736

Pharr San Juan Alamo Independent School District Series 2015ISD, GO, PSF-GTD, 4.00%, 2/1/2030	4,000	4,322

S & S Consolidated Independent School District GO, PSF-GTD, 4.00%, 2/15/2028	580	664

Southside Independent School District, School Building GO, PSF-GTD, 5.00%, 8/15/2022	250	276

		44,405

Hospital — 0.3%

Irving Hospital Authority, Baylor Scott and White Medical Center

Series 2017B, Rev., VRDO, 2.84%, 3/7/2019 (c)	1,750	1,750

Series 2017A, Rev., 5.00%, 10/15/2022	250	276

Series 2017A, Rev., 5.00%, 10/15/2028	250	288

Series 2017A, Rev., 5.00%, 10/15/2029	500	572

Series 2017A, Rev., 5.00%, 10/15/2031	1,000	1,131

		4,017

Other Revenue — 1.2%

Austin Convention Enterprises, Inc., Convention Center Hotel First Tier

Series 2017A, Rev., 5.00%, 1/1/2021	500	525

Series 2017A, Rev., 5.00%, 1/1/2022	750	806

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Other Revenue — continued

Austin Convention Enterprises, Inc., Convention Center Hotel Second Tier Series 2017B, Rev., 5.00%, 1/1/2021	800	835

Lower Colorado River Authority Series B, Rev., 5.00%, 5/15/2023	4,700	5,156

State of Texas Rev., TRAN, 4.00%, 8/29/2019	10,000	10,109

		17,431

Prerefunded — 0.0% (d)

Lower Colorado River Authority Series B, Rev., 5.00%, 5/15/2022 (e)	60	66

Transportation — 1.6%

Central Texas Regional Mobility Authority, Subordinated Lien Rev., 4.00%, 1/1/2022	1,545	1,610

City of Austin, Airport System

Series 2017B, Rev., AMT, 5.00%, 11/15/2026	1,095	1,299

Series 2017B, Rev., AMT, 5.00%, 11/15/2027	585	689

Series 2017B, Rev., AMT, 5.00%, 11/15/2028	630	735

Grand Parkway Transportation Corp. Rev., BAN, 5.00%, 2/1/2023	10,000	11,088

North Texas Tollway Authority System, First Tier

Series C, Rev., (SIFMA Municipal Swap Index Yield + 0.67%), 2.41%, 3/7/2019 (b)	6,000	5,984

Series A, Rev., 4.00%, 1/1/2033	2,500	2,673

		24,078

Utility — 0.7%

City of Cedar Park, Utility System Rev., 5.00%, 8/15/2022	560	621

City of San Antonio, Electric and Gas Systems, Junior Lien Series B, Rev., 2.00%, 12/1/2021 (c)	6,480	6,464

City of Victoria, Utility System Rev., 2.50%, 12/1/2019	150	151

Texas Municipal Gas Acquisition and Supply Corp. I Series D, Rev., 6.25%, 12/15/2026	1,865	2,156

West Travis County Public Utility Agency

Series 2017, Rev., 5.00%, 8/15/2022	545	602

Series 2017, Rev., 5.00%, 8/15/2023	325	367

Series 2017, Rev., 5.00%, 8/15/2027	350	422

		10,783

Water & Sewer — 0.5%

City of Dallas, Waterworks and Sewer System Series 2012A, Rev., 5.00%, 10/1/2019	3,520	3,588

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2019	J.P. MORGAN MUNICIPAL BOND FUNDS	47

JPMorgan Short-Intermediate Municipal Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2019 (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued

Water & Sewer — continued

City of Galveston, Waterworks and Sewer System

Rev., 5.00%, 5/1/2019	205	206

Rev., 5.00%, 5/1/2020	245	254

Rev., 5.00%, 5/1/2021	265	283

City of Garland Series 2018A, Rev., 5.00%, 3/1/2026	1,030	1,229

North Harris County, Regional Water Authority, Senior Lien Rev., 5.00%, 12/15/2019	1,035	1,061

		6,621

Total Texas		127,110

Utah — 1.4%

General Obligation — 0.3%

State of Utah GO, 5.00%, 7/1/2021	4,925	5,305

Other Revenue — 1.0%

Utah Infrastructure Agency, Telecommunication Revenue Series A, Rev., 5.00%, 10/15/2025	10,380	11,156

West Valley City Municipal Building Authority

Rev., AGM, 4.00%, 2/1/2024	500	544

Rev., AGM, 5.00%, 2/1/2025	250	289

Rev., AGM, 5.00%, 2/1/2027	720	854

Rev., AGM, 5.00%, 2/1/2029	1,070	1,251

Rev., AGM, 5.00%, 2/1/2030	500	582

		14,676

Transportation — 0.1%

Salt Lake City Corp. Airport Series A, Rev., AMT, 5.00%, 7/1/2022	1,000	1,096

Total Utah		21,077

Vermont — 0.2%

Education — 0.1%

University of Vermont and State Agricultural College

Rev., 5.00%, 10/1/2021	750	811

Rev., 5.00%, 10/1/2022	855	951

		1,762

Other Revenue — 0.1%

Vermont Municipal Bond Bank Series 3, Rev., 5.00%, 12/1/2021	400	435

Total Vermont		2,197

Virginia — 3.1%

Education — 1.7%

Virginia College Building Authority, 21st Century College and Equipment Programs

Series 2017E, Rev., 5.00%, 2/1/2027	20,000	24,350

Series 2017C, Rev., 5.00%, 2/1/2028	1,000	1,206

		25,556

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

General Obligation — 0.9%

City of Newport News, General Improvement Series A, GO, 5.00%, 2/1/2029	1,500	1,878

County of Fairfax, Public Improvement Series 2019A, GO, 4.00%, 10/1/2026	7,715	8,854

Loudoun County, Public Improvement Series A, GO, 5.00%, 12/1/2026	1,930	2,313

		13,045

Water & Sewer — 0.5%

Fairfax County Water Authority Series B, Rev., 5.25%, 4/1/2024	5,615	6,600

Total Virginia		45,201

Washington — 0.3%

Education — 0.0% (d)

University of Washington Rev., 1.75%, 4/1/2019	125	125

General Obligation — 0.1%

King County Public Hospital District No. 2, Evergreenhealth GO, 5.00%, 12/1/2019	870	891

Transportation — 0.2%

Central Puget Sound Regional Transit Authority, Sales Tax and Motor Vehicle Excise Tax Series 2016S-1, Rev., 5.00%, 11/1/2034	2,000	2,319

Utility — 0.0% (d)

County of Snohomish, Public Utility District No. 1, Electric System Rev., 5.00%, 12/1/2025	500	595

Total Washington		3,930

West Virginia — 0.2%

Utility — 0.2%

West Virginia Economic Development Authority, Appalachian Power Co. — AMOS Project Series 2009A, Rev., 2.63%, 6/1/2022 (c)	2,905	2,938

Wisconsin — 2.3%

Education — 0.5%

Wisconsin Health and Educational Facilities Authority, Ascension Health Alliance Senior Credit Group Series B-2, Rev., 4.00%, 5/30/2019 (c)	5,815	5,846

Wisconsin Health and Educational Facilities Authority, Aspirus, Inc., Obligated Group Rev., 5.00%, 8/15/2025	325	380

Wisconsin Health and Educational Facilities Authority, Thedacare, Inc. Rev., 5.00%, 12/15/2020	1,250	1,322

		7,548

SEE NOTES TO FINANCIAL STATEMENTS.

48	J.P. MORGAN MUNICIPAL BOND FUNDS	FEBRUARY 28, 2019

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued

General Obligation — 1.8%

City of Racine GO, 4.00%, 12/1/2025	300	334

Pewaukee School District

Series 2019B, GO, 5.00%, 9/1/2027 (f)	200	243

Series 2019B, GO, 4.00%, 9/1/2029 (f)	450	505

Series 2019B, GO, 4.00%, 9/1/2031 (f)	400	439

Series 2019A, GO, 4.00%, 3/1/2032 (f)	900	982

State of Wisconsin

Series A, GO, 5.00%, 5/1/2026	5,050	5,937

Series 1, GO, 5.00%, 11/1/2026	1,135	1,380

Sun Prairie Area School District GO, 4.00%, 3/1/2028 (f)	2,500	2,793

Wauwatosa School District, School Building and Improvement

Series 2019A, GO, 5.00%, 3/1/2027	5,025	6,114

Series 2019A, GO, 5.00%, 3/1/2029	6,025	7,184

		25,911

Total Wisconsin		33,459

Total Municipal Bonds (Cost $1,444,924)		1,461,313

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Collateralized Mortgage Obligations — 0.0% (d)

FNMA REMIC Series 2002-36, Class FS, 2.99%, 6/25/2032 (c) (Cost $176)	175	176

	SHARES (000)
Short-Term Investments — 3.2%

Investment Companies — 3.2%

JPMorgan Institutional Tax Free Money Market Fund Class IM Shares, 1.57% (h) (i) (Cost $47,778)	47,780	47,778

Total Investments — 102.1% (Cost $1,492,878)		1,509,267
Liabilities in Excess of Other Assets — (2.1%)		(31,143)

NET ASSETS — 100.0%		1,478,124

Percentages indicated are based on net assets.

Abbreviations

AGM	Insured by Assured Guaranty Municipal Corp.
AMT	Alternative Minimum Tax
BAN	Bond Anticipation Note
COP	Certificate of Participation
FNMA	Federal National Mortgage Association
GO	General Obligation
GRAN	Grant Revenue Anticipation Notes
ICE	Intercontinental Exchange
LIBOR	London Interbank Offered Rate
LIQ	Liquidity Agreement
NATL	Insured by National Public Finance Guarantee Corp.
PSF-GTD	Permanent School Fund Guaranteed
Q-SBLF	Qualified School Bond Loan Fund
RE	Reinsured
REMIC	Real Estate Mortgage Investment Conduit
Rev.	Revenue
SIFMA	The Securities Industry and Financial Markets Association
SOFR	Secured Overnight Financing Rate
TRAN	Tax & Revenue Anticipation Note
USD	United States Dollar
VRDO	Variable Rate Demand Obligation. The interest rate shown is the rate in effect as of February 28, 2019.

(a)	The date shown represents the earliest of the prerefunded date, next put date or final maturity date.

(b)	Variable or floating rate security, linked to the referenced benchmark. The interest rate shown is the current rate as of February 28, 2019.
(c)	Variable or floating rate security, the interest rate of which adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. The interest rate shown is the current rate as of February 28, 2019.
(d)	Amount rounds to less than 0.1% of net assets.
(e)	Security is prerefunded or escrowed to maturity.
(f)	All or a portion of the security is a when-issued security, delayed delivery security, or forward commitment.
(g)	Securities exempt from registration under Rule 144A or section 4(a)(2), of the Securities Act of 1933, as amended. Under procedures approved by the Board of Trustees, such securities have been determined to be liquid by the investment adviser and may be resold, normally to qualified institutional buyers in transactions exempt from registration.
(h)	Investment in affiliate. Fund is registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc.
(i)	The rate shown is the current yield as of February 28, 2019.

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2019	J.P. MORGAN MUNICIPAL BOND FUNDS	49

JPMorgan Tax Free Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2019

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — 97.6% (a)

Alabama — 0.4%

Hospital — 0.0% (b)

Allegheny County Hospital Development Authority, University Pittsburgh Medical Centre Rev., 5.00%, 9/1/2019	40	41

Other Revenue — 0.4%

Montgomery County Public Building Authority, Warrants, Facilities Project Rev., 5.00%, 3/1/2029	1,000	1,131

UAB Medicine Finance Authority Series B-2, Rev., 3.50%, 9/1/2035	160	160

		1,291

Prerefunded — 0.0% (b)

Fort Payne Waterworks Board Rev., 4.75%, 7/1/2019 (c)	20	20

Total Alabama		1,352

Alaska — 2.0%

General Obligation — 0.0% (b)

Borough of North Slope Series 2014C, GO, 4.00%, 6/30/2019 (c)	25	25

Housing — 0.2%

Alaska Housing Finance Corp., General Mortgage Series 2016A, Rev., 3.50%, 6/1/2046	830	857

Prerefunded — 0.7%

Matanuska-Susitna Borough, Goose Creek Correctional Center Project Rev., AGC, 6.00%, 9/1/2019 (c)	2,750	2,808

Utility — 1.1%

Alaska Energy Authority, Power, Bradley Lake Hydroelectric Project, Fourth Series Rev., AGM, 6.00%, 7/1/2019	3,915	3,970

Total Alaska		7,660

Arizona — 0.2%

Education — 0.2%

Industrial Development Authority of The City of Phoenix, Downtown Phoenix Student Housing LLC — Arizona State University Project

Series 2018A, Rev., 5.00%, 7/1/2032	350	394

Series 2018A, Rev., 5.00%, 7/1/2033	150	168

Series 2018A, Rev., 5.00%, 7/1/2037	200	220

University of Arizona Rev., 5.00%, 6/1/2033	40	47

		829

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Transportation — 0.0% (b)

Phoenix-Mesa Gateway Airport Authority, Mesa Project Rev., 4.00%, 7/1/2019	20	20

Total Arizona		849

Arkansas — 0.2%

Education — 0.1%

Board of Trustees of the University of Arkansas, Various Facility, Fayetteville Campus Series A, Rev., 5.00%, 11/1/2037	185	212

University of Arkansas, Monticello Campus Series A, Rev., 5.00%, 12/1/2027	100	122

University of Arkansas, Student Fee, UALR Campus Rev., 5.00%, 10/1/2029	100	117

		451

General Obligation — 0.0% (b)

State of Arkansas, Four-Lane Highway Construction and Improvement Series 2013, GO, 5.00%, 6/15/2021	60	65

Hospital — 0.1%

County of Pulaski, Arkansas Children’s Hospital Rev., 5.00%, 3/1/2029	350	407

Total Arkansas		923

California — 12.8%

Certificate of Participation/Lease — 0.4%

City of Palm Springs Series B, COP, Zero Coupon, 4/15/2021 (c)	100	97

Riverside Public Financing Authority, Riverside Pavement Rehabilitation Project COP, AGM, 5.00%, 6/1/2033	1,500	1,673

		1,770

Education — 0.5%

California Educational Facilities Authority, Claremont McKenna College Series 2015A, Rev., 4.00%, 1/1/2039	500	517

California School Finance Authority, Green Dot Public School Projects

Series 2018A, Rev., 5.00%, 8/1/2020 (d)	50	52

Series 2018A, Rev., 5.00%, 8/1/2021 (d)	50	53

Series 2018A, Rev., 5.00%, 8/1/2022 (d)	80	87

Series 2018A, Rev., 5.00%, 8/1/2023 (d)	175	194

Series 2018A, Rev., 5.00%, 8/1/2024 (d)	160	180

Series 2018A, Rev., 5.00%, 8/1/2025 (d)	150	172

Series 2018A, Rev., 5.00%, 8/1/2026 (d)	150	174

Series 2018A, Rev., 5.00%, 8/1/2027 (d)	150	175

Series 2018A, Rev., 5.00%, 8/1/2028 (d)	190	224

		1,828

SEE NOTES TO FINANCIAL STATEMENTS.

50	J.P. MORGAN MUNICIPAL BOND FUNDS	FEBRUARY 28, 2019

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued

General Obligation — 4.3%

Alta Loma School District, Election of 2016 Series 2017A, GO, 5.00%, 8/1/2032	60	71

Campbell Union High School District GO, 3.00%, 8/1/2030	620	638

County of Santa Clara, Campbell Union High School District GO, 3.00%, 8/1/2031	30	31

El Monte City School District GO, BAN, Zero Coupon, 4/1/2023	900	835

Los Angeles Community College District, Election of 2008 Series F, GO, 5.00%, 8/1/2024	60	69

Los Angeles Unified School District Series D, GO, 5.00%, 1/1/2034	5,000	5,054

Mount San Antonio Community College District, Election of 2008 Series A, GO, Zero Coupon, 8/1/2043	7,150	6,285

Palomar Community College District GO, 5.00%, 5/1/2019	35	35

Pomona Unified School District Series A, GO, NATL-RE, 6.10%, 2/1/2020	50	52

Santa Maria Joint Union High School District, Santa Barbara and San Luis Obispo GO, Zero Coupon, 8/1/2037	2,450	1,040

State of California, Various Purpose GO, 6.50%, 4/1/2033	2,285	2,293

		16,403

Hospital — 1.2%

California Health Facilities Financing Authority, Sutter Health Series 2016A, Rev., 5.00%, 11/15/2041	250	277

California Municipal Finance Authority, Eisenhower Medical Center Series 2017A, Rev., 5.00%, 7/1/2042	1,000	1,094

California Public Finance Authority, Henry Mayo Newhall Hospital

Rev., 5.00%, 10/15/2037	500	545

Rev., 5.00%, 10/15/2047	1,000	1,063

California Statewide Communities Development Authority, Marin General Hospital Project Series 2018A, Rev., 4.00%, 8/1/2045	1,500	1,502

		4,481

Other Revenue — 1.7%

Golden State Tobacco Securitization Corp., Tobacco Settlement Series A-1, Rev., 3.50%, 6/1/2036	6,500	6,455

Prerefunded — 2.7%

San Diego Public Facilities Financing Authority, Senior Sewer Series A, Rev., 5.25%, 5/15/2019 (c)	7,500	7,556

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Prerefunded — continued

State of California, Various Purpose GO, 6.50%, 4/1/2019 (c)	2,715	2,726

		10,282

Transportation — 0.4%

Bay Area Toll Authority, Toll Bridge, San Francisco Bay Area Series S-7, Rev., 4.00%, 4/1/2032	35	38

City of Los Angeles, Department of Airports Series A, Rev., AMT, 5.00%, 5/15/2038	1,250	1,363

		1,401

Utility — 0.5%

Long Beach Bond Finance Authority, Natural Gas Series A, Rev., 5.25%, 11/15/2021	2,000	2,147

Water & Sewer — 1.1%

East Bay Municipal Utility District Water System, Green Bonds Series B, Rev., 5.00%, 6/1/2033	515	596

East Bay Municipal Utility District, Wastewater System Series A, Rev., 5.00%, 6/1/2036	2,450	2,813

Orange County Water District Series A, Rev., 5.00%, 8/15/2034	650	770

		4,179

Total California		48,946

Colorado — 2.6%

Certificate of Participation/Lease — 1.1%

Adams County, Colorado Refunding and Improvement COP, 4.00%, 12/1/2040	2,815	2,937

Colorado Department of Transportation Headquarters Facilities COP, 5.00%, 6/15/2041	1,000	1,124

State of Colorado Series 2018A, COP, 5.00%, 9/1/2031	20	24

		4,085

Hospital — 0.6%

Colorado Health Facilities Authority, Vail Valley Medical Centre Project Rev., 4.00%, 1/15/2045	1,095	1,082

Denver Health and Hospital Authority Series A, Rev., 5.25%, 12/1/2045	1,000	1,076

		2,158

Other Revenue — 0.0% (b)

County of Boulder Rev., 5.00%, 7/15/2019	35	35

Prerefunded — 0.9%

State of Colorado, Building Excellent Schools Today Series G, COP, 5.00%, 3/15/2021 (c)	2,000	2,132

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2019	J.P. MORGAN MUNICIPAL BOND FUNDS	51

JPMorgan Tax Free Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2019 (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued

Prerefunded — continued

University of Colorado, University Enterprise Series A, Rev., 5.38%, 6/1/2019 (c)	1,500	1,514

		3,646

Total Colorado		9,924

Connecticut — 1.3%

Education — 0.6%

Connecticut State Higher Education Supplemental Loan Authority, CHESLA Loan Program

Series A, Rev., AMT, 5.00%, 11/15/2019	175	178

Series A, Rev., AMT, 5.00%, 11/15/2020	300	313

State of Connecticut, Health and Educational Facility Authority

Series K-1, Rev., 5.00%, 7/1/2034	725	811

Series K-1, Rev., 5.00%, 7/1/2036	450	499

Series K-1, Rev., 5.00%, 7/1/2039	490	539

University of Connecticut Series A, Rev., 5.00%, 2/15/2028	15	17

		2,357

General Obligation — 0.1%

State of Connecticut Series A, GO, 5.00%, 4/15/2029	150	172

Town of Cheshire GO, 4.00%, 8/1/2019	80	81

Town of Monroe GO, 5.00%, 5/1/2019	20	20

		273

Hospital — 0.3%

Connecticut State Health and Educational Facilities Authority, Covenant Home, Inc. Series B, Rev., 5.00%, 12/1/2025	1,000	1,148

Housing — 0.3%

Connecticut Housing Finance Authority, Housing Mortgage Finance Program

Series B-2, Rev., 4.00%, 11/15/2032	475	486

Series A-1, Rev., 4.00%, 11/15/2045	140	145

Subseries A-1, Rev., 4.00%, 11/15/2047	435	458

		1,089

Special Tax — 0.0% (b)

State of Connecticut, Special Tax, Transportation Infrastructure Purposes Series B, Rev., 5.00%, 10/1/2033	30	34

Total Connecticut		4,901

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Delaware — 1.0%

Education — 0.3%

The Delaware Economic Development Authority, Newark Charter School, Inc. Project

Series A, Rev., 5.00%, 9/1/2036	500	544

Series A, Rev., 5.00%, 9/1/2046	500	534

		1,078

General Obligation — 0.0% (b)

County of New Castle GO, 5.00%, 4/1/2027	25	31

Hospital — 0.3%

Delaware State Health Facilities Authority, Bayhealth Medical Center Project Series A, Rev., 4.00%, 7/1/2043	1,275	1,294

Housing — 0.1%

Delaware State Housing Authority, Senior Single Family Mortgage Series A-1, Rev., AMT, 4.90%, 7/1/2029	425	434

Industrial Development Revenue/Pollution Control Revenue — 0.3%

Delaware Economic Development Authority, Acts Retirement-Life Communities, Inc. Obligated Group Series 2018-B, Rev., 5.00%, 11/15/2048	1,000	1,082

Prerefunded — 0.0% (b)

Delaware Transportation Authority Rev., 5.00%, 7/1/2019 (c)	50	50

Total Delaware		3,969

District of Columbia — 2.9%

General Obligation — 1.1%

District of Columbia

Series A, GO, 5.00%, 6/1/2019	20	20

Series B, GO, NATL-RE, 6.00%, 6/1/2019	3,965	4,007

		4,027

Other Revenue — 0.0% (b)

District of Columbia Series 2012C, Rev., 5.00%, 12/1/2019	20	21

Prerefunded — 0.3%

District of Columbia Series A, Rev., 6.00%, 7/1/2023 (c)	1,000	1,176

Washington Metropolitan Area Transit Authority Series 2009A, Rev., 5.13%, 7/1/2019 (c)	30	30

		1,206

Transportation — 1.5%

Washington Metropolitan Area Transit Authority Series B, Rev., 5.00%, 7/1/2042	5,010	5,693

Total District of Columbia		10,947

SEE NOTES TO FINANCIAL STATEMENTS.

52	J.P. MORGAN MUNICIPAL BOND FUNDS	FEBRUARY 28, 2019

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued

Florida — 1.0%

Certificate of Participation/Lease — 0.0% (b)

St Johns County School Board COP, 5.00%, 7/1/2019	40	40

Education — 0.0% (b)

St Lucie County School Board Rev., AGM, 5.00%, 10/1/2019	50	51

General Obligation — 0.7%

Hillsborough County, Parks and Recreation Program GO, NATL-RE, 5.25%, 7/1/2025	2,415	2,809

State of Florida Series C, GO, 5.00%, 6/1/2019	25	25

		2,834

Hospital — 0.1%

Orange County Health Facilities Authority Series B, Rev., 4.00%, 10/1/2045	215	215

Housing — 0.0% (b)

Florida Housing Finance Corp., Homeowner Mortgage

Series B, Rev., GNMA/FNMA/FHLMC, 4.50%, 1/1/2029	90	92

Series 1, Rev., 5.00%, 7/1/2041	5	5

		97

Other Revenue — 0.2%

Capital Trust Agency Inc., H-Bay Ministries, Inc., Superior Residences Project

Series 2018B, Rev., 3.75%, 7/1/2023	200	201

Series 2018B, Rev., 4.00%, 7/1/2028	375	372

Orange County Convention Center Series 2016A, Rev., 4.00%, 10/1/2036	40	42

		615

Transportation — 0.0% (b)

Florida’s Turnpike Enterprise, Department of Transportation Series 2018A, Rev., 5.00%, 7/1/2033	55	65

Utility — 0.0% (b)

County of Sarasota, Utility System Series 2016A, Rev., 4.00%, 10/1/2043	65	67

Total Florida		3,984

Georgia — 3.2%

Education — 0.5%

Georgia Higher Education Facilities Authority USG Real Estate Foundation II LLC Projects Rev., 4.00%, 6/15/2038 (e)	2,000	2,074

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Hospital — 1.2%

Dalton Development Authority, Hamilton Health Care System Rev., NATL-RE, 5.50%, 8/15/2026	3,380	3,771

Dalton Whitfield County Joint Development Authority, Hamilton Health Care System Series 2017, Rev., 4.00%, 8/15/2041	1,000	1,034

		4,805

Housing — 0.1%

Georgia Housing and Finance Authority, Single Family Mortgage

Series A, Rev., 5.00%, 6/1/2029	15	15

Subseries A-1, Rev., 4.00%, 6/1/2044	210	217

		232

Prerefunded — 0.0% (b)

State of Georgia Series D, GO, 5.00%, 5/1/2019 (c)	20	20

Utility — 1.4%

Main Street Natural Gas, Inc., Gas Supply Series A, Rev., LIQ: Royal Bank of Canada, 4.00%, 9/1/2023 (f)	5,000	5,313

Total Georgia		12,444

Hawaii — 0.6%

General Obligation — 0.6%

City and County of Honolulu Series A, GO, 5.00%, 10/1/2037	1,970	2,242

State of Hawaii Series DR, GO, 4.25%, 6/1/2019	25	25

		2,267

Water & Sewer — 0.0% (b)

City and County of Honolulu Series 2015A, Rev., 5.00%, 7/1/2019	30	30

Total Hawaii		2,297

Idaho — 0.0% (b)

Education — 0.0% (b)

University of Idaho Series 2018A, Rev., 5.00%, 4/1/2035	25	29

Illinois — 4.4%

Education — 0.2%

Chicago Public Building Commission, Board of Education Series A, Rev., NATL-RE, 7.00%, 1/1/2020 (c)	900	937

General Obligation — 1.6%

City of Chicago Series 2006A, GO, AGM, 4.75%, 1/1/2030	100	100

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2019	J.P. MORGAN MUNICIPAL BOND FUNDS	53

JPMorgan Tax Free Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2019 (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued

General Obligation — continued

City of Oak Forest Series 2016B, GO, 3.00%, 12/15/2020	365	372

City of Rockford, Waterworks System Series B, GO, 4.00%, 12/15/2022	105	110

Cook County Forest Preserve District, Limited Tax Project Series B, GO, 5.00%, 12/15/2037	295	309

State of Illinois

GO, 5.00%, 5/1/2024	205	220

Series D, GO, 5.00%, 11/1/2024	325	350

GO, 5.50%, 1/1/2030	20	22

GO, 4.13%, 11/1/2031	20	20

GO, 4.00%, 6/1/2037	45	41

GO, 5.50%, 7/1/2038	3,000	3,121

Village of Bolingbrook Series A, GO, AGM, 5.00%, 1/1/2033	1,000	1,129

Will County School District No. 86 Joliet Series A, GO, 4.00%, 3/1/2024	220	236

Winnebago & Boone Counties School District No. 205 Rockford Series B, GO, 3.75%, 2/1/2033	35	35

		6,065

Hospital — 0.3%

Illinois Finance Authority, Healthcare Enterprises, Inc.

Series C, Rev., 5.00%, 3/1/2033	305	348

Series C, Rev., 5.00%, 3/1/2034	205	233

Illinois Finance Authority, Presence Health Network Series C, Rev., 4.00%, 2/15/2041	475	479

		1,060

Other Revenue — 1.6%

City of Chicago, Tax Increment, Pilsen Redevelopment Project Series 2014A, Rev., 5.00%, 6/1/2019	410	413

Railsplitter Tobacco Settlement Authority Rev., 5.25%, 6/1/2021	200	213

Sales Tax Securitization Corp.

Series C, Rev., 5.00%, 1/1/2026	3,500	3,986

Series C, Rev., 5.25%, 1/1/2043	1,500	1,662

		6,274

Prerefunded — 0.4%

City of Chicago, O’Hare International Airport, Third Lien Series 2011A, Rev., 5.75%, 1/1/2021 (c)	1,260	1,351

State of Illinois Series B, Rev., 5.25%, 6/15/2019 (c)	25	25

		1,376

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Transportation — 0.3%

City of Chicago, O’Hare International Airport, Third Lien Series 2011A, Rev., 5.75%, 1/1/2039	240	256

Regional Transportation Authority Series D, Rev., NATL-RE, 7.75%, 6/1/2019	925	938

		1,194

Total Illinois		16,906

Indiana — 1.2%

Education — 0.0% (b)

Greenfield Middle School Building Corp., Ad Valorem Property Tax First Mortgage Refunding Rev., 5.00%, 1/15/2023	10	11

Hospital — 0.0% (b)

Indiana Finance Authority, Parkview Health Series A, Rev., 4.00%, 11/1/2048	50	51

Indiana Health and Educational Facilities Financing Authority, Ascension Senior Credit Group Series 2006 B-1, Rev., 4.00%, 11/15/2046	15	15

		66

Other Revenue — 0.0% (b)

Indiana Finance Authority Series 2012M, Rev., 4.00%, 7/1/2020	100	103

Prerefunded — 1.2%

Indiana Finance Authority, State Revolving Fund Program Series A, Rev., 5.00%, 2/1/2022 (c)	4,000	4,371

Total Indiana		4,551

Iowa — 0.2%

Education — 0.0% (b)

University of Iowa (The), Academic Building Rev., 4.00%, 7/1/2019	30	30

Housing — 0.2%

Iowa Finance Authority Single Family Mortgage-Backed Securities Program

Series 2, Rev., GNMA/FNMA/FHLMC, 4.50%, 7/1/2028	95	97

Series 1, Rev., GNMA/FNMA/FHLMC, 4.50%, 1/1/2029	10	10

Series D, Rev., GNMA/FNMA/FHLMC COLL, 3.50%, 7/1/2046	585	604

		711

Total Iowa		741

SEE NOTES TO FINANCIAL STATEMENTS.

54	J.P. MORGAN MUNICIPAL BOND FUNDS	FEBRUARY 28, 2019

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued

Kentucky — 0.6%

Certificate of Participation/Lease — 0.0% (b)

Commonwealth of Kentucky COP, 4.00%, 6/15/2032	30	31

Education — 0.1%

Kentucky Higher Education Student Loan Corp. Series A, Rev., AMT, 5.00%, 6/1/2019	460	463

Hospital — 0.5%

City of Ashland, Kings Daughters Medical Center Series 2016A, Rev., 4.00%, 2/1/2036	1,750	1,662

Housing — 0.0% (b)

Kentucky Housing Corp. Series A, Rev., 5.00%, 1/1/2028	40	41

Transportation — 0.0% (b)

Kentucky Turnpike Authority, Revitalization Projects Series B, Rev., 5.00%, 7/1/2023	30	34

Total Kentucky		2,231

Louisiana — 0.6%

Hospital — 0.3%

Louisiana Public Facilities Authority, Louisiana Children’s Medical Center Series 2015A1, Rev., 5.00%, 6/1/2039	25	28

Louisiana Public Facilities Authority, Ochsner Clinic Foundation Project Rev., 5.00%, 5/15/2047	1,055	1,126

		1,154

Other Revenue — 0.3%

Tobacco Settlement Financing Corp., Asset-Backed Series A, Rev., 5.25%, 5/15/2035	1,000	1,056

Utility — 0.0% (b)

State of Louisiana, Gas and Fuels Tax Series A-1, Rev., 5.00%, 5/1/2020	45	47

Total Louisiana		2,257

Maine — 1.7%

Housing — 0.2%

Maine State Housing Authority Series A, Rev., 4.00%, 11/15/2045	475	494

Other Revenue — 0.0% (b)

Maine Municipal Bond Bank Series E, Rev., 4.00%, 11/1/2021	100	106

Prerefunded — 1.5%

Maine Turnpike Authority Rev., 6.00%, 7/1/2019 (c)	5,675	5,755

Total Maine		6,355

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Maryland — 0.1%

Hospital — 0.0% (b)

Maryland Health and Higher Educational Facilities Authority, Broadmead Issue Series A, Rev., 5.00%, 7/1/2023	115	128

Housing — 0.1%

Montgomery County Housing Opportunities Commission, Single Family Mortgage Series A, Rev., 4.00%, 1/1/2031	290	301

Prerefunded — 0.0% (b)

State of Maryland Department of Transportation Rev., 4.00%, 5/15/2019 (c)	30	30

Total Maryland		459

Massachusetts — 2.5%

Education — 0.3%

Massachusetts Development Finance Agency, Emerson College

Rev., 5.00%, 1/1/2036	825	921

Rev., 5.00%, 1/1/2037	315	351

Massachusetts School Building Authority Series B, Rev., 5.00%, 8/15/2019	55	56

		1,328

General Obligation — 1.0%

Commonwealth of Massachusetts, Consolidated Loan of 2016 Series J, GO, 4.00%, 12/1/2039	3,690	3,838

Town of Billerica, Municipal Purpose Loan Series A, GO, 4.00%, 5/15/2019	40	40

Town of Framingham, Municipal Purpose Loan GO, 5.00%, 6/15/2019	30	30

		3,908

Housing — 0.5%

Massachusetts Housing Finance Agency, Single Family Housing

Series 177, Rev., AMT, 4.00%, 6/1/2039	530	548

Series 167, Rev., 4.00%, 12/1/2043	380	392

Series 169, Rev., 4.00%, 12/1/2044	815	838

		1,778

Prerefunded — 0.0% (b)

Commonwealth of Massachusetts

Series B, GO, 4.00%, 7/1/2019 (c)	20	20

Series B, GO, 5.00%, 7/1/2019 (c)	20	21

Massachusetts Water Resources Authority Series B, Rev., 5.00%, 8/1/2019 (c)	20	20

		61

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2019	J.P. MORGAN MUNICIPAL BOND FUNDS	55

JPMorgan Tax Free Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2019 (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued

Transportation — 0.7%

Commonwealth of Massachusetts Federal Highway, Accelerated Bridge Program Series A, Rev., 5.00%, 6/15/2019	20	20

Commonwealth of Massachusetts Transportation Fund, Rail Enhancement and Accelerated Bridge Programs Series B, Rev., 4.00%, 6/1/2046	2,480	2,546

		2,566

Total Massachusetts		9,641

Michigan — 0.5%

General Obligation — 0.0% (b)

Whitehall District Schools GO, AGM, 5.00%, 5/1/2033	25	29

Housing — 0.1%

Michigan State Housing Development Authority, Single-Family Mortgage Series A, Rev., 4.00%, 6/1/2046	150	156

Other Revenue — 0.0% (b)

Michigan Finance Authority, Unemployment Obligation Assessment Series 2012A, Rev., 5.00%, 7/1/2019	20	20

Transportation — 0.4%

State of Michigan, Trunk Line

Rev., 5.00%, 11/1/2019	20	21

Rev., 5.00%, 11/15/2036	1,500	1,625

		1,646

Total Michigan		1,851

Minnesota — 2.4%

Education — 0.4%

Minnesota Higher Education Facilities Authority, Carleton College

Rev., 4.00%, 3/1/2032	1,000	1,086

Rev., 4.00%, 3/1/2033	500	535

		1,621

General Obligation — 0.6%

Aurora Independent School District No. 2711, School Building, Capital Appreciation

Series 2017B, GO, Zero Coupon, 2/1/2026	150	123

Series 2017B, GO, Zero Coupon, 2/1/2027	400	319

Series 2017B, GO, Zero Coupon, 2/1/2028	225	170

Series 2017B, GO, Zero Coupon, 2/1/2029	1,560	1,122

Series 2017B, GO, Zero Coupon, 2/1/2030	880	602

		2,336

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Hospital — 0.8%

City of Minneapolis, Health Care System, Fairview Health Services Series A, Rev., 4.00%, 11/15/2048	3,000	3,022

Housing — 0.6%

Dakota County Community Development Agency, Single Family Mortgage, Mortgage-Backed Securities Program Series A, Rev., GNMA/FNMA/FHLMC, 4.50%, 6/1/2035	115	118

Minneapolis/St. Paul Housing Finance Board, Single Family Mortgage, Mortgage-Backed Securities Program, City Living Home Programs

Series A, Rev., GNMA COLL, 4.50%, 12/1/2026	75	76

Series A-1, Rev., GNMA/FNMA/FHLMC, 5.25%, 12/1/2040	14	14

Series A-2, Rev., GNMA/FNMA/FHLMC, 5.52%, 3/1/2041	100	101

Minnesota Housing Finance Agency, Homeownership Finance, Mortgage-Backed Securities Program

Series B, Rev., GNMA/FNMA/FHLMC, 4.50%, 1/1/2031	40	41

Series D, Rev., GNMA/FNMA/FHLMC, 4.50%, 7/1/2034	35	36

Series E, Rev., GNMA/FNMA/FHLMC, 4.00%, 1/1/2035	80	81

Minnesota Housing Finance Agency, Residential Housing Finance

Series A, Rev., 4.00%, 7/1/2038	290	301

Series D, Rev., GNMA/FNMA/FHLMC, 4.00%, 7/1/2040	130	133

Series C, Rev., AMT, GNMA/FNMA/FHLMC, 4.00%, 1/1/2045	780	813

Series B, Rev., GNMA/FNMA/FHLMC COLL, 4.00%, 7/1/2047	420	441

		2,155

Total Minnesota		9,134

Mississippi — 2.9%

Industrial Development Revenue/Pollution Control Revenue — 2.6%

Mississippi Business Finance Corp., Gulf Opportunity Zone Industrial Development, Chevron USA, Inc. Project Series D, Rev., VRDO, 1.68%, 3/1/2019 (f)	10,000	10,000

Water & Sewer — 0.3%

Mississippi Development Bank, Water and Sewer System Project, Special Obligation Rev., AGM, 6.88%, 12/1/2040	1,000	1,187

Total Mississippi		11,187

SEE NOTES TO FINANCIAL STATEMENTS.

56	J.P. MORGAN MUNICIPAL BOND FUNDS	FEBRUARY 28, 2019

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued

Missouri — 1.4%

Education — 1.1%

Health and Educational Facilities Authority of the State of Missouri, Lutheran Senior Services Projects

Series 2019A, Rev., 5.00%, 2/1/2034	1,000	1,083

Series 2019A, Rev., 5.00%, 2/1/2042	1,000	1,052

Missouri State Health and Educational Facilities Authority, Health Facilities, SSM Health Series A, Rev., 4.00%, 6/1/2048	2,160	2,184

		4,319

Housing — 0.3%

Missouri Housing Development Commission, Single Family Mortgage, First Place Homeownership Loan Program

Series B, Rev., GNMA/FNMA/FHLMC COLL, 3.50%, 5/1/2041	460	474

Series B-2, Rev., GNMA/FNMA/FHLMC, 4.00%, 11/1/2045	605	634

Missouri Housing Development Commission, Single Family Mortgage, Special Homeownership Loan Program

Series E-3, Rev., GNMA/FNMA/FHLMC, 4.63%, 5/1/2028	20	20

Series E-4, Rev., GNMA/FNMA/FHLMC, 4.25%, 11/1/2030	40	41

		1,169

Industrial Development Revenue/Pollution Control Revenue — 0.0% (b)

Missouri Environmental Improvement and Energy Resources Authority, Water Pollution Control and Drinking Water Series B, Rev., 5.00%, 7/1/2025	35	37

Total Missouri		5,525

Montana — 0.1%

Housing — 0.1%

Montana Board of Housing, Single Family Homeownership

Series B2, Rev., AMT, 5.00%, 12/1/2027	240	248

Series A-2, Rev., AMT, 4.00%, 12/1/2038	145	150

		398

Total Montana		398

Nebraska — 0.1%

General Obligation — 0.0% (b)

Douglas County School District No. 17 GO, 4.00%, 6/15/2019	20	20

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Utility — 0.1%

Public Power Generation Agency, Whelan Energy Center Unit 2

Series A, Rev., 5.00%, 1/1/2026	100	115

Series A, Rev., 5.00%, 1/1/2034	185	210

		325

Total Nebraska		345

Nevada — 0.8%

Transportation — 0.1%

City of Reno, Sales Tax, Senior Lien, ReTrac-Reno Transportation Rail Access Corridor Project Series B, Rev., AGM, 4.00%, 6/1/2048	375	376

Utility — 0.7%

Las Vegas Convention and Visitors Authority, Convention Center Expansion Series B, Rev., 4.00%, 7/1/2049	2,500	2,531

Total Nevada		2,907

New Hampshire — 0.0% (b)

Housing — 0.0% (b)

New Hampshire Housing Finance Authority, Single Family Mortgage

Series C, Rev., 4.00%, 1/1/2028	65	66

Series A, Rev., 5.25%, 7/1/2028	25	26

		92

Total New Hampshire		92

New Jersey — 5.0%

Certificate of Participation/Lease — 0.0% (b)

County of Middlesex COP, 4.00%, 6/15/2022	110	118

General Obligation — 0.0% (b)

County of Ocean GO, 4.00%, 8/1/2019	30	30

Housing — 0.3%

New Jersey Housing and Mortgage Finance Agency, Single Family Housing Series A, Rev., 4.50%, 10/1/2048	985	1,067

Industrial Development Revenue/Pollution Control Revenue — 0.8%

New Jersey Economic Development Authority, Biomedical Research Facilities Series A, Rev., 5.00%, 7/15/2027	240	269

New Jersey Economic Development Authority, School Facilities Construction Series NN, Rev., 5.00%, 3/1/2024	150	163

New Jersey Economic Development Authority, State House Project Series B, Rev., 4.13%, 6/15/2039	2,800	2,849

		3,281

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2019	J.P. MORGAN MUNICIPAL BOND FUNDS	57

JPMorgan Tax Free Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2019 (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued

Other Revenue — 1.0%

Tobacco Settlement Financing Corp.

Series A, Rev., 4.00%, 6/1/2037	1,000	998

Series A, Rev., 5.00%, 6/1/2046	1,000	1,056

Series A, Rev., 5.25%, 6/1/2046	1,500	1,618

		3,672

Transportation — 2.9%

New Jersey Transportation Trust Fund Authority, Capital Appreciation, Transportation Systems Series A, Rev., Zero Coupon, 12/15/2036	10,355	4,759

New Jersey Transportation Trust Fund Authority, Federal Highway Reimbursement

Series A-1, Rev., 5.00%, 6/15/2027	2,670	3,040

Series A, Rev., 5.00%, 6/15/2031	3,000	3,326

		11,125

Total New Jersey		19,293

New Mexico — 0.3%

Housing — 0.2%

New Mexico Mortgage Finance Authority, Single Family Mortgage Program

Series A, Class I, Rev., GNMA/FNMA/FHLMC, 5.00%, 9/1/2030	25	26

Series A, Class I, Rev., GNMA/FNMA/FHLMC, 4.25%, 3/1/2043	200	205

Series B-1, Rev., GNMA/FNMA/FHLMC, 3.75%, 3/1/2048	615	646

		877

Transportation — 0.0% (b)

New Mexico Finance Authority, State Transportation, Senior Lien Series B, Rev., 5.00%, 6/15/2024	100	104

Utility — 0.1%

New Mexico Finance Authority, Senior Lien Public Project Revolving Fund Series 2018-A, Rev., 5.00%, 6/1/2019	135	136

New Mexico Finance Authority, Subordinate Lien Public Project Series 2017D, Rev., 5.00%, 6/15/2019	35	35

		171

Total New Mexico		1,152

New York — 11.0%

Education — 0.6%

Monroe County Industrial Development Corp., University of Rochester Series 2017C, Rev., 4.00%, 7/1/2033	50	54

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Education — continued

New York State Dormitory Authority

Series 2015B, Rev., 5.00%, 7/1/2026	15	18

Series 2019A, Rev., 4.00%, 7/1/2045	2,000	2,079

Tompkins County Development Corp., Ithaca College Rev., 5.00%, 7/1/2032	80	94

		2,245

General Obligation — 0.3%

County of Onondaga GO, 5.00%, 5/1/2019	35	35

Minisink Valley Central School District GO, 3.00%, 4/15/2019	20	20

Springville-Griffith Institute Central School District GO, 3.00%, 6/15/2021	25	26

Town of Orangetown, Rockland County, Sparkill-Palisades Fire District

GO, AGM, 4.00%, 11/15/2040	220	230

GO, AGM, 4.00%, 11/15/2041	205	214

GO, AGM, 4.00%, 11/15/2042	315	328

GO, AGM, 4.00%, 11/15/2043	325	337

Village of Tuxedo Park GO, 4.00%, 8/1/2031	45	50

		1,240

Housing — 0.1%

New York Mortgage Agency, Homeowner Mortgage Series 197, Rev., 3.50%, 10/1/2044	385	397

Other Revenue — 2.4%

New York City Transitional Finance Authority, Future Tax Secured, Fiscal Year 2011 Series C, Rev., 5.00%, 11/1/2021	170	180

New York City Transitional Finance Authority, Future Tax Secured, Fiscal Year 2019 Subseries A-1, Rev., 5.00%, 8/1/2040	5,000	5,764

New York Convention Center Development Corp., Subordinated Lien Hotel Unit fee

Series B, Rev., Zero Coupon, 11/15/2055	4,970	1,049

Series B, Rev., Zero Coupon, 11/15/2056	6,500	1,306

TSASC, Inc., Tobacco Settlement Series B, Rev., 5.00%, 6/1/2020	500	514

Westchester Tobacco Asset Securitization Series 2016B, Rev., 5.00%, 6/1/2025	130	148

		8,961

Prerefunded — 0.0% (b)

Erie County Industrial Development Agency, City School District of The City of Buffalo Project Series 2009A, Rev., 5.00%, 5/1/2019 (c)	20	20

Metropolitan Transportation Authority Series H, Rev., 5.00%, 11/15/2022 (c)	65	73

		93

SEE NOTES TO FINANCIAL STATEMENTS.

58	J.P. MORGAN MUNICIPAL BOND FUNDS	FEBRUARY 28, 2019

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued

Transportation — 3.2%

Metropolitan Transportation Authority Series D, Rev., 5.00%, 11/15/2031	400	459

New York Transportation Development Corp., Delta Air Lines, Inc., Laguardia Airport Terminals C&D Redevelopment Project

Rev., AMT, 4.00%, 1/1/2036	1,500	1,530

Rev., AMT, 5.00%, 1/1/2036	1,125	1,261

Port Authority of New York and New Jersey, Consolidated, 93rd Series Series 93, Rev., 6.13%, 6/1/2094	7,470	9,006

Triborough Bridge & Tunnel Authority Series 2018B, Rev., 5.00%, 11/15/2031	75	95

		12,351

Utility — 1.2%

Utility Debt Securitization Authority Series TE, Rev., 5.00%, 12/15/2041	4,250	4,724

Water & Sewer — 3.2%

New York City Municipal Water Finance Authority, Water and Sewer System, Fiscal Year 2012 Subseries B-2, Rev., VRDO, LIQ: State Street Bank & Trust, 1.68%, 3/1/2019 (f)	10,000	10,000

New York State Environmental Facilities Corp., State Clean Water and Drinking Water Revolving Funds, Municipal Water Finance Authority Projects—Second Resolution Series A, Rev., 5.00%, 6/15/2037	1,750	2,032

		12,032

Total New York		42,043

North Carolina — 1.0%

Education — 0.8%

North Carolina Capital Facilities Finance Agency, Meredith College

Rev., 5.00%, 6/1/2027	1,060	1,199

Rev., 5.00%, 6/1/2028	905	1,016

Rev., 5.00%, 6/1/2029	350	390

Rev., 5.00%, 6/1/2030	450	499

		3,104

General Obligation — 0.0% (b)

County of Durham GO, 5.00%, 11/1/2019	25	26

State of North Carolina Series A, GO, 5.00%, 6/1/2019	25	25

		51

Housing — 0.2%

North Carolina Housing Finance Agency, Homeownership

Series 2, Rev., 4.25%, 1/1/2028	45	46

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Housing — continued

Series 1, Rev., 4.50%, 7/1/2028	95	97

Series A, Rev., AMT, 3.50%, 7/1/2039	355	364

		507

Other Revenue — 0.0% (b)

City of Raleigh Series A, Rev., 4.00%, 10/1/2022	30	33

Water & Sewer — 0.0% (b)

City of Greensboro, Combined Water and Sewer System Series 2012A, Rev., 5.00%, 6/1/2019	25	25

Total North Carolina		3,720

North Dakota — 0.3%

Housing — 0.3%

North Dakota Housing Finance Agency, Home Mortgage Finance Program

Series B, Rev., 4.50%, 1/1/2028	140	144

Series D, Rev., 4.25%, 7/1/2028	110	113

Series A, Rev., 4.00%, 7/1/2034	320	331

Series D, Rev., 3.50%, 7/1/2046	480	497

		1,085

Total North Dakota		1,085

Ohio — 1.5%

Education — 0.0% (b)

Miami University, A State University of Ohio Rev., 5.00%, 9/1/2029	25	30

General Obligation — 1.1%

City of Columbus Series 2015A, GO, 5.00%, 7/1/2019	25	25

County of Union, Memorial Hospital GO, 4.00%, 12/1/2041	1,825	1,868

Greenville City School District, School Improvement

GO, 5.25%, 1/1/2038	1,000	1,092

GO, 5.25%, 1/1/2041	1,000	1,090

State of Ohio, Higher Education Series B, GO, 5.00%, 8/1/2023	110	122

		4,197

Hospital — 0.3%

County of Warren, Otterbein Homes Obligated Group, Healthcare Facilities Series A, Rev., 5.50%, 7/1/2039	1,000	1,089

Housing — 0.1%

Ohio Housing Finance Agency, Single Family Mortgage

Series 1, Rev., GNMA/FNMA/FHLMC, 4.80%, 11/1/2028	35	36

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2019	J.P. MORGAN MUNICIPAL BOND FUNDS	59

JPMorgan Tax Free Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2019 (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued

Housing — continued

Series 1, Rev., GNMA/FNMA/FHLMC, 5.00%, 11/1/2028	25	25

Series 3, Rev., GNMA/FNMA/FHLMC, 4.50%, 11/1/2029	100	103

		164

Other Revenue — 0.0% (b)

State of Ohio Series 2013A, Rev., 5.00%, 10/1/2019	25	25

Water & Sewer — 0.0% (b)

Ohio Water Development Authority

Series 2010C, Rev., 5.00%, 6/1/2019	90	91

Series 2013A, Rev., 5.00%, 6/1/2019	20	20

Ohio Water Development Authority, Water Pollution Control Loan Fund Rev., 5.25%, 6/1/2019	40	40

		151

Total Ohio		5,656

Oklahoma — 1.2%

Hospital — 0.2%

Oklahoma Development Finance Authority, Health System, Ou Medicine Project Series B, Rev., AGM, 4.00%, 8/15/2048	700	711

Housing — 0.0% (b)

Oklahoma Housing Finance Agency, Single Family Mortgage, Homeownership Loan Program

Series B, Rev., GNMA COLL, 4.50%, 9/1/2027	60	62

Series A, Rev., GNMA COLL, 4.75%, 3/1/2028	45	46

		108

Other Revenue — 0.0% (b)

Edmond Public Works Authority Rev., 5.00%, 7/1/2019	40	40

Grand River Dam Authority Series A, Rev., 4.00%, 6/1/2022	10	11

		51

Prerefunded — 0.5%

Oklahoma City Water Utilities Trust, Water and Sewer System Series A, Rev., 5.00%, 7/1/2019 (c)	2,000	2,022

Transportation — 0.5%

Oklahoma Turnpike Authority, Turnpike System, Second Senior Series A, Rev., 5.00%, 1/1/2037	1,665	1,884

Total Oklahoma		4,776

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Oregon — 0.1%

General Obligation — 0.0% (b)

State of Oregon Series N, GO, 4.00%, 12/1/2019	25	25

Prerefunded — 0.0% (b)

Multnomah & Clackamas Counties School District No. 51JT Riverdale Series A, GO, 4.75%, 6/15/2019 (c)	20	20

Transportation — 0.0% (b)

State of Oregon Department of Transportation Series 2013A, Rev., 5.00%, 11/15/2022	5	6

Utility — 0.1%

City of Eugene, Electric Utility System Series 2016A, Rev., 4.00%, 8/1/2031	325	355

Total Oregon		406

Pennsylvania — 9.3%

Certificate of Participation/Lease — 0.3%

Commonwealth of Pennsylvania Series A, COP, 4.00%, 7/1/2046	1,200	1,222

Education — 0.0% (b)

Northampton County General Purpose Authority, Moravian College Rev., 5.00%, 10/1/2036	100	108

Swarthmore Borough Authority, Swarthmore College Rev., 5.00%, 9/15/2023	25	29

		137

General Obligation — 0.8%

Central Dauphin School District GO, 4.00%, 2/1/2030	25	27

City of Pittsburgh GO, 4.00%, 9/1/2031	1,155	1,249

Commonwealth of Pennsylvania Series 2004, GO, AGM, 5.38%, 7/1/2020	150	157

The School Board of Philadelphia County Series B, GO, AGM, 4.00%, 9/1/2043	1,250	1,257

Upper Merion Area School District GO, 5.00%, 1/15/2036	250	287

		2,977

Hospital — 3.8%

Allegheny County Hospital Development Authority, Allegheny Health Network Obligated Group Series 2018A, Rev., 4.00%, 4/1/2044	2,000	1,981

Allegheny County Hospital Development Authority, University Pittsburgh Medical Centre Series 2009A, Rev., 4.50%, 8/15/2019	50	51

Berks County Industrial Development Authority, Tower Health Project Rev., 5.00%, 11/1/2037	430	478

SEE NOTES TO FINANCIAL STATEMENTS.

60	J.P. MORGAN MUNICIPAL BOND FUNDS	FEBRUARY 28, 2019

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued

Hospital — continued

Chester County Health and Education Facilities Authority, Main Line Health System Series 2017A, Rev., 4.00%, 10/1/2036	25	26

DuBois Hospital Authority, Penn Highlands Healthcare Rev., 4.00%, 7/15/2048	1,200	1,187

Lancaster County Hospital Authority, Health Center, Masonic Villages Project

Rev., 5.00%, 11/1/2034	35	39

Rev., 5.00%, 11/1/2036	510	564

Rev., 5.00%, 11/1/2037	250	276

Montgomery County Higher Education and Health Authority, Thomas Jefferson University

Series 2018A, Rev., 4.00%, 9/1/2038	3,725	3,822

Series 2018-A, Rev., 4.00%, 9/1/2043	3,740	3,726

West Cornwall Township Municipal Authority, Pleasant View Retirement Community Project

Rev., 3.00%, 12/15/2023	550	549

Rev., 4.00%, 12/15/2028	1,000	1,015

Rev., 5.00%, 12/15/2038	750	804

		14,518

Housing — 0.4%

Pennsylvania Housing Finance Agency, Single Family Mortgage

Series 112, Rev., 5.00%, 4/1/2028	55	56

Series 118A, Rev., AMT, 3.50%, 4/1/2040	860	877

Series 122, Rev., 4.00%, 10/1/2046	455	477

		1,410

Industrial Development Revenue/Pollution Control Revenue — 0.9%

Montgomery County Industrial Development Authority, ACTS Retirement-Life Communities, Inc. Obligated Group Rev., 5.00%, 11/15/2025	510	544

Pennsylvania Economic Development Financing Authority, Waste Management, Inc. Project Rev., 2.80%, 12/1/2021 (f)	2,950	2,979

		3,523

Other Revenue — 2.7%

Commonwealth Financing Authority, Tobacco Master Settlement Payment Series 2018, Rev., AGM, 4.00%, 6/1/2039	9,950	10,153

Prerefunded — 0.0% (b)

Pennsylvania Turnpike Commission

Series A, Rev., AGC, 5.00%, 6/1/2019 (c)	20	20

Series B, Rev., 5.00%, 6/1/2019 (c)	35	35

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Prerefunded — continued

University of Pittsburgh of the Commonwealth System, Higher Education Series B, Rev., 5.25%, 9/15/2019 (c)	25	26

		81

Water & Sewer — 0.4%

Erie City Water Authority Series A, Rev., AGM, 5.00%, 12/1/2043	1,500	1,701

Total Pennsylvania		35,722

Rhode Island — 0.1%

Education — 0.1%

Rhode Island Student Loan Authority, Senior Series A, Rev., AMT, 5.00%, 12/1/2020	300	313

South Carolina — 5.2%

Housing — 0.1%

South Carolina State Housing Finance and Development Authority Series A, Rev., 4.00%, 1/1/2047	355	372

Prerefunded — 2.5%

Laurens County School District No. 056 GO, AGC, SCSDE, 6.13%, 3/1/2019 (c)	9,515	9,515

Transportation — 0.3%

South Carolina State Ports Authority Rev., AMT, 4.00%, 7/1/2040	1,095	1,091

Utility — 2.3%

Piedmont Municipal Power Agency, Electric Rev., FGIC, 6.75%, 1/1/2020 (c)	3,900	4,062

Piedmont Municipal Power Agency, Electric Rev., NATL-RE, 6.75%, 1/1/2020	4,615	4,798

		8,860

Total South Carolina		19,838

South Dakota — 0.3%

Housing — 0.3%

South Dakota Housing Development Authority, Homeownership Mortgage

Series D, Rev., AMT, 4.00%, 11/1/2029	350	358

Series A, Rev., AMT, 4.50%, 5/1/2031	65	67

Series D, Rev., 4.00%, 11/1/2045	500	519

South Dakota Housing Development Authority, Single Family Mortgage Series 2, Rev., 4.25%, 5/1/2032	115	117

		1,061

Total South Dakota		1,061

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2019	J.P. MORGAN MUNICIPAL BOND FUNDS	61

JPMorgan Tax Free Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2019 (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued

Tennessee — 3.8%

Education — 0.0% (b)

Tennessee State School Bond Authority Series B, Rev., 5.00%, 11/1/2040	35	40

General Obligation — 1.3%

City of Cleveland

Series 2018B, GO, 5.00%, 6/1/2022	205	226

Series 2018B, GO, 5.00%, 6/1/2027	245	299

Series 2018B, GO, 5.00%, 6/1/2028	260	322

Series 2018B, GO, 5.00%, 6/1/2030	285	346

Series 2018B, GO, 4.00%, 6/1/2031	300	334

Series 2018B, GO, 4.00%, 6/1/2032	310	344

Series 2018B, GO, 4.00%, 6/1/2038	395	423

Series 2018B, GO, 4.00%, 6/1/2039	410	436

City of Oak Ridge

GO, 4.00%, 6/1/2037	695	735

GO, 4.00%, 6/1/2038	720	756

GO, 4.00%, 6/1/2039	750	784

County of Hamilton Series 2018A, GO, 5.00%, 4/1/2028	25	31

County of Wilson Series 2017A, GO, 4.00%, 4/1/2039	25	26

		5,062

Hospital — 1.3%

Greeneville Health and Educational Facilities Board, Ballad Health Obligated Group Series 2018A, Rev., 4.00%, 7/1/2040	4,000	3,982

Knox County Health Educational and Housing Facility Board, East Tennessee Children’s Hospital Rev., 5.00%, 11/15/2024	800	927

		4,909

Housing — 0.1%

Tennessee Housing Development Agency, Homeownership Program

Series A, Rev., AMT, 4.50%, 7/1/2031	100	104

Series 1A, Rev., AMT, 4.50%, 1/1/2038	95	98

Tennessee Housing Development Agency, Housing Finance Program Series A, Rev., 4.50%, 1/1/2028	45	46

		248

Utility — 1.1%

Tennessee Energy Acquisition Corp., Gas Project Rev., 4.00%, 11/1/2025 (f)	4,000	4,246

Total Tennessee		14,505

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Texas — 4.6%

Education — 1.5%

Clifton Higher Education Finance Corp., Idea Public Schools

Series B, Rev., 4.00%, 8/15/2023	500	527

Series B, Rev., 5.00%, 8/15/2024	345	384

Series B, Rev., 5.00%, 8/15/2025	460	517

Rev., 6.00%, 8/15/2033	1,250	1,398

Tarrant County Cultural Education Facilities Finance Corp., Hendrick Medical Center, Hospital Rev., 5.50%, 9/1/2043	2,300	2,534

Texas A&M University, Financing System Series 2009C, Rev., 4.50%, 5/15/2019	25	25

University of Texas System Series A, Rev., 5.00%, 7/1/2031	210	244

		5,629

General Obligation — 0.7%

City of Abilene GO, 5.00%, 2/15/2024	10	11

City of Carrollton GO, 5.00%, 8/15/2026	535	543

City of El Paso GO, 4.00%, 8/15/2040	475	486

City of Irving Series 2017A, GO, 5.00%, 9/15/2019	45	46

City of Laredo GO, 5.00%, 2/15/2032	40	47

City of Mission GO, AGM, 5.00%, 2/15/2031	575	667

City of Pearland GO, 4.00%, 3/1/2032	35	38

City of San Antonio, General Improvement GO, 5.00%, 8/1/2019	40	41

City of San Marcos GO, 5.00%, 8/15/2031	25	30

County of Collin, Wylie Independent School District, Unlimited Tax GO, PSF-GTD, Zero Coupon, 8/15/2020	135	132

County of Hidalgo GO, 4.00%, 8/15/2035	85	90

County of Tarrant, Refunding and Improvement GO, 5.00%, 7/15/2019	20	20

El Paso County Hospital District GO, AGM-CR, 5.00%, 8/15/2023	510	562

Grapevine-Colleyville Independent School District, Unlimited Tax, School Building Bonds GO, PSF-GTD, 5.00%, 8/15/2019	50	51

Harris Montgomery Counties Municipal Utility District No. 386 GO, 4.00%, 9/1/2023	15	16

Pflugerville Independent School District GO, PSF-GTD, 5.00%, 8/15/2019	50	51

Texas Public Finance Authority Series A, GO, 5.00%, 10/1/2019	25	25

		2,856

SEE NOTES TO FINANCIAL STATEMENTS.

62	J.P. MORGAN MUNICIPAL BOND FUNDS	FEBRUARY 28, 2019

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued

Hospital — 0.1%

Harris County Health Facilities Development Corp., Children’s Hospital Project Rev., 5.50%, 10/1/2019 (c)	485	495

Housing — 0.1%

Texas Department of Housing and Community Affairs, Residential Mortgage Series B, Rev., GNMA COLL, 4.25%, 1/1/2034	205	210

Prerefunded — 0.6%

County of Harris Series 2009C, Rev., 5.00%, 8/15/2019 (c)	30	30

North Texas Tollway Authority, Special Projects System Series A, Rev., 6.00%, 9/1/2021 (c)	2,000	2,209

		2,239

Transportation — 0.6%

Dallas-Fort Worth International Airport, Joint Improvement Series A, Rev., 5.00%, 11/1/2042	1,965	2,054

North Texas Tollway Authority System, Second Tier Rev., 4.00%, 1/1/2038	200	207

		2,261

Utility — 0.1%

City of Bryan, Electric System Rev., AGM, 4.00%, 7/1/2031	25	27

City of San Antonio, Electric and Gas Systems Rev., 5.00%, 2/1/2032	35	41

City of San Antonio, Electric and Gas Systems Rev., 5.00%, 2/1/2031	230	270

		338

Water & Sewer — 0.9%

City of Dallas, Waterworks and Sewer System Series 2016A, Rev., 5.00%, 10/1/2019	20	20

City of Houston, Water and Sewer System, Junior Lien Series A, Rev., AGM, 5.75%, 12/1/2032 (c)	2,500	3,402

San Antonio Water System Series 2017A, Rev., 4.00%, 5/15/2034	60	64

		3,486

Total Texas		17,514

Utah — 0.0% (b)

General Obligation — 0.0% (b)

City of Provo GO, 5.00%, 1/1/2032	10	12

Vermont — 1.4%

Education — 1.2%

Vermont Student Assistance Corp., Education Loan

Series A, Rev., AMT, 5.00%, 6/15/2022	725	781

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Education — continued

Series A, Rev., AMT, 3.63%, 6/15/2029	1,000	1,014

Series A, Rev., AMT, 3.75%, 6/15/2030	1,400	1,422

Series A, Rev., AMT, 4.00%, 6/15/2031	500	511

Series A, Rev., AMT, 4.00%, 6/15/2032	200	204

Series A, Rev., AMT, 4.00%, 6/15/2033	250	253

Series A, Rev., AMT, 4.00%, 6/15/2034	200	202

		4,387

Housing — 0.2%

Vermont Housing Finance Agency, Mortgage-Backed Securities Series A, Rev., GNMA/FNMA/FHLMC, 4.50%, 2/1/2026	95	98

Vermont Housing Finance Agency, Multiple Purpose

Series B, Rev., AMT, 4.13%, 11/1/2042	490	497

Series A, Rev., AMT, 4.00%, 11/1/2046	320	334

		929

Total Vermont		5,316

Virginia — 1.5%

Education — 0.0% (b)

Virginia Public School Authority Series 2015A, Rev., 4.00%, 8/1/2019	30	30

General Obligation — 0.0% (b)

City of Richmond, Public Improvement Series 2018A, GO, 5.00%, 3/1/2029	5	6

Hospital — 1.2%

Norfolk Economic Development Authority, Sentara Healthcare Series B, Rev., 4.00%, 11/1/2048	4,375	4,502

Other Revenue — 0.0% (b)

Virginia Resources Authority, Infrastructure and State Moral Obligation

Series B, Rev., 5.00%, 11/1/2023	90	98

Series B, Rev., 5.00%, 11/1/2026	50	54

		152

Prerefunded — 0.1%

Virginia Public School Authority Series 2009B, Rev., 5.00%, 8/1/2019 (c)	30	31

Virginia Resources Authority, Infrastructure and State Moral Obligation Series B, Rev., 5.00%, 11/1/2021 (c)	185	201

		232

Transportation — 0.2%

Capital Region Airport Commission (Richmond International Airport)

Series 2016A, Rev., 4.00%, 7/1/2035	350	372

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2019	J.P. MORGAN MUNICIPAL BOND FUNDS	63

JPMorgan Tax Free Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2019 (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued

Transportation — continued

Series 2016A, Rev., 4.00%, 7/1/2036	320	338

		710

Total Virginia		5,632

Washington — 1.2%

Education — 0.8%

Western Washington University, Housing and Dining System, Junior Lien Series A, Rev., AMBAC, 5.50%, 10/1/2022	2,985	3,202

General Obligation — 0.1%

County of King, Public Transportation Sales Tax GO, 5.00%, 6/1/2019	40	40

State of Washington Series D, GO, 5.00%, 2/1/2020	100	103

		143

Housing — 0.2%

Washington Housing Finance Commission, Single-Family Program Series 2A-R, Rev., AMT, 3.50%, 12/1/2046	350	359

Washington State Housing Finance Commission, Homeownership Program Series B, Rev., GNMA/FNMA/FHLMC, 4.25%, 10/1/2032	295	300

		659

Prerefunded — 0.0% (b)

State of Washington Series 2010A, GO, 5.00%, 8/1/2019 (c)	35	36

Utility — 0.1%

Chelan County Public Utility District No. 1 Series 2011A, Rev., AMT, 5.50%, 7/1/2026	350	377

Water & Sewer — 0.0% (b)

County of King, Sewer Series C, Rev., 5.00%, 1/1/2023	40	44

Total Washington		4,461

West Virginia — 0.3%

Education — 0.3%

West Virginia Hospital Finance Authority, University Health System Series A, Rev., 4.00%, 6/1/2051	1,000	980

Wisconsin — 1.8%

Education — 1.5%

Public Finance Authority, Central District Development Project Rev., 5.00%, 3/1/2027	280	325

Wisconsin Health and Educational Facilities Authority, Children’s Hospital of Wisconsin, Inc. Rev., 4.00%, 8/15/2047	4,800	4,797

INVESTMENTS	PRINCIPAL AMOUNT ($000)		VALUE ($000)

Education — continued

Wisconsin Health and Educational Facilities Authority, St. John’s Communities, Inc. Project Series A, Rev., 5.00%, 9/15/2040	665		685

			5,807

General Obligation — 0.0% (b)

State of Wisconsin Series C, GO, 4.00%, 5/1/2019	25		25

Housing — 0.3%

Wisconsin Housing and Economic Development Authority, Home Ownership Series B, Rev., 4.00%, 3/1/2048	960		1,013

Transportation — 0.0% (b)

Wisconsin Department of Transportation Series 1, Rev., 4.00%, 7/1/2019	50		50

Total Wisconsin			6,895

Wyoming — 0.0% (b)

Housing — 0.0% (b)

Wyoming Community Development Authority Housing Series 1, Rev., AMT, 4.00%, 6/1/2032	10		10

Total Municipal Bonds (Cost $360,536)			373,195

	NO. OF WARRANTS (000)
Warrants — 0.0%

Road & Rail — 0.0%

Jack Cooper Enterprises, Inc. expiring 10/29/2027, price 1.00 * ‡ (Cost $—)	—	(g)	—

	SHARES (000)
Short-Term Investments — 2.0%

Investment Companies — 2.0%

JPMorgan Institutional Tax Free Money Market Fund Class IM Shares, 1.57% (h) (i) (Cost $7,778)	7,778		7,778

Total Investments — 99.6% (Cost $368,314)			380,973
Other Assets Less Liabilities — 0.4%			1,626

NET ASSETS — 100.0%			382,599

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

64	J.P. MORGAN MUNICIPAL BOND FUNDS	FEBRUARY 28, 2019

Abbreviations

AGC	Insured by Assured Guaranty Corp.
AGM	Insured by Assured Guaranty Municipal Corp.
AMBAC	Insured by American Municipal Bond Assurance Corp.
AMT	Alternative Minimum Tax
BAN	Bond Anticipation Note
CHESLA	Connecticut Higher Education Supplemental Loan Authority
COLL	Collateral
COP	Certificate of Participation
CR	Custodial Receipts
FGIC	Insured by Financial Guaranty Insurance Co.
FHLMC	Federal Home Loan Mortgage Corp.
FNMA	Federal National Mortgage Association
GNMA	Government National Mortgage Association
GO	General Obligation
LIQ	Liquidity Agreement
NATL	Insured by National Public Finance Guarantee Corp.
PSF-GTD	Permanent School Fund Guaranteed
RE	Reinsured
Rev.	Revenue
SCSDE	South Carolina School District Enhancement
VRDO	Variable Rate Demand Obligation. The interest rate shown is the rate in effect as of February 28, 2019.

(a)	The date shown represents the earliest of the prerefunded date, next put date or final maturity date.
(b)	Amount rounds to less than 0.1% of net assets.
(c)	Security is prerefunded or escrowed to maturity.
(d)	Securities exempt from registration under Rule 144A or section 4(a)(2), of the Securities Act of 1933, as amended. Under procedures approved by the Board of Trustees, such securities have been determined to be liquid by the investment adviser and may be resold, normally to qualified institutional buyers in transactions exempt from registration.
(e)	All or a portion of the security is a when-issued security, delayed delivery security, or forward commitment.
(f)	Variable or floating rate security, the interest rate of which adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. The interest rate shown is the current rate as of February 28, 2019.
(g)	Amount rounds to less than one thousand.
(h)	Investment in affiliate. Fund is registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc.
(i)	The rate shown is the current yield as of February 28, 2019.
*	Non-income producing security.
‡	Value determined using significant unobservable inputs.

Futures contracts outstanding as of February 28, 2019 (amounts in thousands, except number of contracts):
DESCRIPTION	NUMBER OF CONTRACTS	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL AMOUNT ($)	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION) ($)
Short Contracts

U.S. Treasury 10 Year Note	(144)	06/2019	USD	(17,561)	33

					33

Abbreviations

USD	United States Dollar

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2019	J.P. MORGAN MUNICIPAL BOND FUNDS	65

JPMorgan Ultra-Short Municipal Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2019

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — 98.3% (a)

Alabama — 1.4%

Education — 0.0% (b)

Alabama Public School and College Authority, Capital Improvement Series 2014-B, Rev., 5.00%, 1/1/2021	20	21

Special Tax — 0.0% (b)

Hoover City Board of Education 4.00%, 2/15/2020	80	82

Utility — 1.4%

Black Belt Energy Gas District, Gas Prepay Series 2018B-2, Rev., (SIFMA Municipal Swap Index Yield + 0.62%), 2.36%, 3/7/2019 (c)	30,000	29,319

Black Belt Energy Gas District, Gas Supply Series 2016A, Rev., LIQ: Royal Bank of Canada, 4.00%, 6/1/2021 (d)	11,450	11,872

Southeast Alabama Gas District, Project No. 1 Series A, Rev., 5.00%, 4/1/2020	1,000	1,026

Southeast Alabama Gas Supply District (The), Project No. 2

Series A, Rev., 4.00%, 6/1/2019	830	833

Series A, Rev., 4.00%, 6/1/2020	1,000	1,017

		44,067

Total Alabama		44,170

Alaska — 0.0% (b)

General Obligation — 0.0% (b)

Borough of North Slope Series 2008-A, GO, 5.50%, 6/30/2019	25	25

Arizona — 1.7%

Certificate of Participation/Lease — 0.1%

Arizona State University

Series 2018A, COP, 5.00%, 6/1/2019	1,450	1,461

Series 2018A, COP, 5.00%, 6/1/2020	1,000	1,041

		2,502

Education — 0.0% (b)

Industrial Development Authority of The City of Phoenix, Downtown Phoenix Student Housing LLC — Arizona State University Project

Series 2018A, Rev., 5.00%, 7/1/2023	140	154

Series 2018A, Rev., 5.00%, 7/1/2024	200	224

		378

General Obligation — 0.2%

Maricopa County School District No. 66, Roosevelt Elementary

GO, 5.00%, 7/1/2020	1,450	1,512

GO, 5.00%, 7/1/2021	1,520	1,631

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

General Obligation — continued

Maricopa County School District No. 66, Roosevelt Elementary, Arizona School Improvement

Series 2017-A, GO, 5.00%, 7/1/2020	1,025	1,068

Series 2017-A, GO, 5.00%, 7/1/2021	1,150	1,234

Maricopa County Union High School District No. 201, School Improvement GO, 3.00%, 7/1/2019	275	276

		5,721

Industrial Development Revenue/Pollution Control Revenue — 0.1%

Coconino County Pollution Control Corp., Nevada Power Company Projects Series B, Rev., 1.60%, 5/21/2020 (d)	1,100	1,094

Other Revenue — 1.0%

City of Phoenix Civic Improvement Corp. Series A, Rev., 5.00%, 7/1/2019	1,000	1,011

Gilbert Public Facilities Municipal Property Corp. Rev., 4.00%, 7/1/2019	20	20

Industrial Development Authority of The City of Phoenix, Arizona Health Care Facilities, Mayo Clinic Series 2014A, Rev., VRDO, LIQ: Bank of America NA, 1.67%, 3/1/2019 (d)	30,790	30,790

		31,821

Transportation — 0.3%

Arizona Department of Transportation State Highway Fund Series 2013A, Rev., 5.00%, 7/1/2020	400	418

Arizona Transportation Board, Maricopa County Regional Area Road Fund Rev., 5.00%, 7/1/2020	8,565	8,943

		9,361

Water & Sewer — 0.0% (b)

Arizona Water Infrastructure Finance Authority, Water Quality Rev., 4.00%, 10/1/2020 (e)	540	560

Total Arizona		51,437

Arkansas — 0.2%

Education — 0.1%

Arkansas Technical University, Athletic Enterprises Series 2017A, Rev., 3.00%, 6/1/2019	120	120

Arkansas Technical University, Student Fee Series 2017A, Rev., 3.00%, 6/1/2019	200	201

Board of Trustees of the University of Arkansas, Various Facility, Fayetteville Campus Series 2018A, Rev., 5.00%, 11/1/2021	330	358

SEE NOTES TO FINANCIAL STATEMENTS.

66	J.P. MORGAN MUNICIPAL BOND FUNDS	FEBRUARY 28, 2019

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued

Education — continued

University of Central Arkansas, Student Housing System

Series 2019C, Rev., AGM, 3.00%, 11/1/2021	75	77

Series 2019C, Rev., AGM, 3.00%, 11/1/2022	85	88

Series 2019C, Rev., AGM, 3.00%, 11/1/2023	135	141

		985

General Obligation — 0.0% (b)

City of Fayetteville, Library Improvement GO, 3.00%, 1/1/2020	200	202

City of Little Rock GO, 4.00%, 3/1/2019	20	20

		222

Housing — 0.0% (b)

Arkansas Technical University, Housing System Series 2017A, Rev., 3.00%, 6/1/2019	225	226

Other Revenue — 0.1%

Arkansas Development Finance Authority, 900 West Capitol Building Project Rev., 3.00%, 4/1/2021	500	512

Arkansas Development Finance Authority, Department of Community Correction Project

Rev., 3.00%, 11/1/2019	510	514

Rev., 5.00%, 11/1/2021	310	336

Rev., 5.00%, 11/1/2022	410	456

City of Little Rock Rev., 3.00%, 10/1/2019	500	504

County of Sharp

Rev., 5.00%, 3/1/2021	270	285

Rev., 5.00%, 3/1/2022	495	536

Rev., 5.00%, 3/1/2023	540	597

		3,740

Water & Sewer — 0.0% (b)

City of Centerton

Rev., 3.00%, 12/1/2019	150	151

Rev., 3.00%, 12/1/2021	125	128

Northwest Arkansas Conservation Authority, Wastewater

Rev., 3.00%, 3/1/2019	220	220

Rev., 3.00%, 3/1/2020	280	283

		782

Total Arkansas		5,955

California — 3.0%

Education — 0.9%

California Educational Facilities Authority, Art Center College of Design

Series 2018A, Rev., 5.00%, 12/1/2019	125	128

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Education — continued

Series 2018A, Rev., 5.00%, 12/1/2020	180	190

California Municipal Finance Authority, California Lutheran University

Rev., 5.00%, 10/1/2019	550	560

Rev., 5.00%, 10/1/2020	325	341

Rev., 5.00%, 10/1/2021	250	269

California School Finance Authority, Green Dot Public School Projects

Series 2018A, Rev., 5.00%, 8/1/2020 (f)	50	52

Series 2018A, Rev., 5.00%, 8/1/2021 (f)	50	53

Series 2018A, Rev., 5.00%, 8/1/2022 (f)	85	93

San Diego Unified School District Series A, Rev., TRAN, 4.00%, 6/28/2019	27,000	27,209

		28,895

General Obligation — 0.0% (b)

Mount San Antonio Community College District GO, BAN, Zero Coupon, 4/1/2022	250	237

Hospital — 0.0% (b)

California Public Finance Authority, Henry Mayo Newhall Hospital Rev., 5.00%, 10/15/2020	100	104

Pioneers Memorial Healthcare District

Rev., 3.00%, 10/1/2019	255	256

Rev., 3.00%, 10/1/2020	265	267

		627

Industrial Development Revenue/Pollution Control Revenue — 0.1%

California Pollution Control Financing Authority, Solid Waste Disposal, Waste Management, Inc. Series 2010B, Rev., 1.95%, 5/1/2019 (d) (f)	2,755	2,747

Other Revenue — 1.4%

California Infrastructure and Economic Development Bank, California Academy of Sciences Series 2018D, Rev., (ICE LIBOR USD 1 Month + 0.38%), 2.12%, 3/7/2019 (c)	17,010	17,134

California Infrastructure and Economic Development Bank, The J. Paul Getty Trust

Series 2012B-2, Rev., (ICE LIBOR USD 1 Month + 0.20%), 1.94%, 4/1/2019 (c)	11,615	11,650

Series 2013A-2, Rev., VRDO, 2.07%, 4/1/2019 (d)	6,750	6,750

Series 2011A-4, Rev., (ICE LIBOR USD 3 Month + 0.37%), 2.21%, 4/1/2019 (c)	1,000	1,003

California Statewide Communities Development Authority, Front Porch Communities and Services Series 2017A, Rev., 5.00%, 4/1/2020	75	77

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2019	J.P. MORGAN MUNICIPAL BOND FUNDS	67

JPMorgan Ultra-Short Municipal Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2019 (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued

Other Revenue — continued

Tender Option Bond Trust Receipts/Certificates Series 2018-XF2615, Rev., VRDO, LIQ: Barclays Bank plc, LOC: Barclays Bank plc, 1.94%, 3/7/2019 (d) (f)	5,230	5,230

		41,844

Prerefunded — 0.1%

Pittsburg Unified School District Financing Authority Rev., AGM, 5.50%, 9/1/2021 (e)	3,000	3,294

Water & Sewer — 0.5%

California State Department of Water Resources, Central Valley Project Water System Series AU, Rev., (SIFMA Municipal Swap Index Yield + 0.22%), 1.96%, 3/7/2019 (c)	12,000	12,047

Stockton Public Financing Authority, Green Bonds

Series A, Rev., 5.00%, 10/1/2019	580	591

Series A, Rev., 5.00%, 10/1/2020	500	525

Series A, Rev., 5.00%, 10/1/2021	450	486

		13,649

Total California		91,293

Colorado — 1.3%

Certificate of Participation/Lease — 0.0% (b)

Denver Health and Hospital Authority, 550 Acoma, Inc.

COP, 5.00%, 12/1/2020	110	115

COP, 5.00%, 12/1/2021	220	236

COP, 5.00%, 12/1/2022	295	322

		673

Education — 0.6%

University of Colorado Hospital Authority Series 2017B-2, Rev., VRDO, 1.71%, 3/7/2019 (d)	17,370	17,370

General Obligation — 0.2%

Arapahoe County School District No. 6 Littleton

Series 2019A, GO, 5.00%, 12/1/2021	2,585	2,817

Series 2019A, GO, 5.00%, 12/1/2022	1,370	1,535

City of Aurora, Sterling Hills West Metropolitan District

GO, 5.00%, 12/1/2019	110	112

GO, 5.00%, 12/1/2020	100	105

Denver City and County School District No. 1 Series B, GO, 4.00%, 12/1/2019 (e)	255	259

Interlocken Metropolitan District

Series A-1, GO, AGM, 5.00%, 12/1/2019	150	154

Series A-1, GO, AGM, 5.00%, 12/1/2020	175	184

		5,166

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Hospital — 0.1%

Colorado Health Facilities Authority, Frasier Meadows Retirement Community Project Series 2017B, Rev., 5.00%, 5/15/2021	395	412

Colorado Health Facilities Authority, Parkview Medical Center, Inc. Project Rev., 3.00%, 9/1/2019	310	312

Colorado Health Facilities Authority, The Evangelical Lutheran Good Samaritan Society Project

Rev., 5.00%, 6/1/2019	200	201

Rev., 5.00%, 6/1/2020	400	414

Colorado Health Facilities Authority, Valley View Hospital Association Project Rev., 2.80%, 5/15/2023 (d)	1,600	1,618

University of Colorado Hospital Authority Series C-1, Rev., 4.00%, 3/1/2020 (d)	380	384

		3,341

Housing — 0.1%

Adams County Colorado Housing Authority Multifamily Housing, Baker School Apartment Project Rev., 1.50%, 11/1/2019 (d)	5,000	4,989

Other Revenue — 0.0% (b)

City of Grand Junction Rev., 5.00%, 3/1/2021	35	37

Transportation — 0.3%

E-470 Public Highway Authority, Senior LIBOR Index

Series 2019A, Rev., VRDO, 3/7/2019 (d)	8,000	8,000

Series A, Rev., (ICE LIBOR USD 1 Month + 0.90%), 2.57%, 3/7/2019 (c)	500	500

		8,500

Utility — 0.0% (b)

Colorado Water Resources and Power Development Authority, Clean Water Series A, Rev., 5.00%, 3/1/2020	200	206

Water & Sewer — 0.0% (b)

Town of Milliken, Water Activity Enterprise Rev., 3.00%, 12/1/2020	195	199

Total Colorado		40,481

Connecticut — 1.7%

Education — 0.2%

State of Connecticut Health and Educational Facilities Authority, Yale University Issue Series B-1, Rev., 5.00%, 7/1/2020 (d)	4,000	4,174

State of Connecticut, Health and Educational Facility Authority

Series K-1, Rev., 5.00%, 7/1/2021	665	705

SEE NOTES TO FINANCIAL STATEMENTS.

68	J.P. MORGAN MUNICIPAL BOND FUNDS	FEBRUARY 28, 2019

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued

Education — continued

Series K-1, Rev., 5.00%, 7/1/2022	675	730

State of Connecticut, Health and Educational Facility Authority, Ascension Health Credit Group Series B, Rev., 1.65%, 11/15/2029 (d)	435	435

		6,044

General Obligation — 1.3%

City of Hartford Series B, GO, 4.00%, 4/1/2020 (e)	115	118

City of New Britain GO, BAN, 5.00%, 12/19/2019	6,500	6,649

City of New Haven Series A, GO, 5.25%, 8/1/2019	750	758

City of Waterbury

Series B, GO, 3.00%, 9/1/2019	325	327

Series A, GO, 3.00%, 11/15/2019	485	489

State of Connecticut

Series C, GO, VRDO, LIQ: Bank of America NA, 1.83%, 3/7/2019 (d)	5,235	5,235

Series E, GO, 5.00%, 9/1/2019	150	152

Series F, GO, 5.00%, 11/15/2019	11,575	11,834

Series C, GO, 5.00%, 12/1/2020	475	486

Series G, GO, 5.00%, 11/1/2021	200	216

Tender Option Bond Trust Receipts/Certificates

Series 2017-YX1047, GO, VRDO, LIQ: Barclays Bank plc, 1.80%, 3/7/2019 (d) (f)	6,945	6,945

Series 2018-YX1095, GO, VRDO, LIQ: Barclays Bank plc, 1.80%, 3/7/2019 (d) (f)	4,500	4,500

Town of New Milford GO, BAN, 2.75%, 7/25/2019	1,060	1,064

		38,773

Hospital — 0.0% (b)

Connecticut State Health and Educational Facilities Authority, Covenant Home, Inc. Series B, Rev., 5.00%, 12/1/2021	1,000	1,075

Housing — 0.1%

Connecticut Housing Finance Authority, Housing Mortgage Finance Program Series E, Subseries E-3, Rev., GNMA/FNMA/FHLMC, 2.15%, 11/15/2019 (d)	3,350	3,352

Other Revenue — 0.1%

Tender Option Bond Trust Receipts/Certificates Series 2017-YX1077, Rev., VRDO, LIQ: Barclays Bank plc, 1.80%, 3/7/2019 (d) (f)	4,550	4,550

Total Connecticut		53,794

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

District of Columbia — 0.1%

Other Revenue — 0.1%

District of Columbia, Income Tax Series C, Rev., 4.13%, 12/1/2024	3,710	3,776

Florida — 2.3%

General Obligation — 0.0% (b)

City of Lauderhill

GO, 3.00%, 1/1/2020	460	465

GO, 3.00%, 1/1/2021	425	434

State of Florida, State Board of Education Full Faith and Credit, Public Ecucation Capital Outlay Series A, GO, 5.00%, 6/1/2019	25	25

		924

Hospital — 0.5%

Highlands County Health Facilities Authority, Adventist Health System Series A, Rev., VRDO, 1.73%, 3/7/2019 (d)	15,000	15,000

Orange County Health Facilities Authority, The Nemours Foundation Project Series B, Rev., VRDO, LOC: Northern Trust Co., 1.74%, 3/7/2019 (d)	950	950

		15,950

Industrial Development Revenue/Pollution Control Revenue — 0.5%

Florida Department of Environmental Protection Series A, Rev., 5.00%, 7/1/2019	1,050	1,061

Florida Department of Environmental Protection, Everglades Restoration Series B, Rev., VRDO, AGC, 1.76%, 3/7/2019 (d)	12,870	12,870

		13,931

Other Revenue — 0.6%

County of Hillsborough, Capital Improvement Program Rev., 5.00%, 8/1/2021	30	33

County of Miami-Dade, Juvenile Courthouse Series B, Rev., VRDO, AMBAC, LOC: TD Bank NA, 1.69%, 3/7/2019 (d)	17,575	17,575

County of Miami-Dade, Transit System Sales Surtax Rev., 5.00%, 7/1/2019	20	20

		17,628

Prerefunded — 0.3%

County of Miami-Dade, Water and Sewer System Rev., AGM, 5.00%, 10/1/2020 (e)	10,000	10,510

Orlando-Orange County Expressway Authority Series C, Rev., 5.00%, 7/1/2020 (e)	25	26

State of Florida, Department of Transportation, Turnpike Series A, Rev., 5.00%, 7/1/2019 (e)	25	25

		10,561

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2019	J.P. MORGAN MUNICIPAL BOND FUNDS	69

JPMorgan Ultra-Short Municipal Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2019 (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued

Utility — 0.4%

County of Martin, Utilities System Series A, Rev., 5.00%, 10/1/2020	90	95

JEA Electric System Series A, Rev., 4.00%, 10/1/2019	120	121

Orlando Utilities Commission Series B, Rev., VRDO, LIQ: TD Bank NA, 1.70%, 3/7/2019 (d)	12,975	12,975

Reedy Creek Improvement District Utility Series 2, Rev., 5.00%, 10/1/2019	120	122

		13,313

Water & Sewer — 0.0% (b)

Broward County, Water and Sewer Utility Series 2012B, Rev., 5.00%, 10/1/2020	20	21

Total Florida		72,328

Georgia — 2.1%

General Obligation — 0.2%

Clarke County School District, Sales Tax GO, 5.00%, 9/1/2021	30	33

Dougherty County School District, Sales Tax

Series 2018, GO, 4.00%, 12/1/2019	1,775	1,806

Series 2018, GO, 4.00%, 12/1/2020	1,250	1,300

Hall County School District

Series 2018, GO, 5.00%, 11/1/2019	1,500	1,533

Series 2018, GO, 5.00%, 11/1/2020	1,250	1,319

Jackson County School District GO, 5.00%, 3/1/2019	250	250

Pike County School District GO, 4.00%, 10/1/2020	400	414

		6,655

Hospital — 0.0% (b)

Richmond County Hospital Authority, University Health Services, Inc. Project Rev., 5.00%, 1/1/2022	100	108

Other Revenue — 0.0% (b)

Dahlonega Downtown Development Authority, North Georgia MAC, LLC Project

Series 2017, Rev., 5.00%, 7/1/2019	200	202

Series 2017, Rev., 5.00%, 7/1/2020	275	287

Series 2017, Rev., 5.00%, 7/1/2021	370	397

Series 2017, Rev., 5.00%, 7/1/2022	300	330

		1,216

Prerefunded — 0.8%

DeKalb County Hospital Authority, Anticipation Certificates, Medical Center, Inc. Project

Rev., 6.00%, 9/1/2020 (e)	5,470	5,820

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Prerefunded — continued

Rev., 6.13%, 9/1/2020 (e)	17,925	19,105

Private Colleges and Universities Authority Rev., 5.00%, 6/1/2019 (e)	35	35

		24,960

Transportation — 0.8%

Georgia State Road and Tollway Authority, Federal Highway Series B, Rev., 5.00%, 6/1/2020	15,445	16,077

Metropolitan Atlanta Rapid Transit Authority

Series A, Rev., 3.00%, 7/1/2020	2,900	2,955

Series A, Rev., 3.75%, 7/1/2021	5,585	5,863

		24,895

Utility — 0.2%

Municipal Electric Authority of Georgia Series B, Rev., VRDO, LOC: Barclays Bank plc, 1.74%, 3/7/2019 (d)	5,980	5,980

Water & Sewer — 0.1%

City of Dalton, Combined Utilities Rev., 5.00%, 3/1/2019	1,330	1,331

County of Clayton, Water and Sewerage Series A, Rev., 4.00%, 5/1/2019	35	35

East Point Building Authority, Water and Sewer Project Rev., AGM, 5.00%, 2/1/2020	550	567

		1,933

Total Georgia		65,747

Hawaii — 0.2%

General Obligation — 0.2%

City and County of Honolulu, Rail Transit Project Series 2017H, GO, (SIFMA Municipal Swap Index Yield + 0.30%), 2.04%, 3/7/2019 (c)	5,000	5,019

County of Maui Series 2012, GO, 5.00%, 6/1/2019	235	237

		5,256

Prerefunded — 0.0% (b)

State of Hawaii Series D, GO, 5.00%, 6/1/2019 (e)	25	25

Total Hawaii		5,281

Idaho — 0.3%

Hospital — 0.3%

Idaho Health Facilities Authority, Trinity Health Credit Group Series 2013ID, Rev., 1.70%, 5/1/2019 (d)	8,500	8,493

SEE NOTES TO FINANCIAL STATEMENTS.

70	J.P. MORGAN MUNICIPAL BOND FUNDS	FEBRUARY 28, 2019

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued

Housing — 0.0% (b)

Idaho Housing and Finance Association Series A, Rev., GRAN, 5.00%, 7/15/2021	25	27

Transportation — 0.0% (b)

Idaho Housing and Finance Association, Federal Highway Trust Series A, Rev., GRAN, 5.00%, 7/15/2020	425	443

Total Idaho		8,963

Illinois — 6.4%

Certificate of Participation/Lease — 0.0% (b)

University of Illinois Series A, COP, 5.00%, 10/1/2019	1,000	1,017

Education — 2.3%

Chicago Board of Education Series 2018E, Rev., VRDO, 2.63%, 3/1/2019 (d) (f)	12,200	12,200

Illinois Educational Facilities Authority, University of Chicago

Series B-1, Rev., 1.80%, 2/13/2020 (d)	5,500	5,498

Rev., 1.87%, 2/13/2020 (d)	12,490	12,488

Illinois Finance Authority, Chicago International Charter School Project, Refunding and Improvement Rev., 3.00%, 12/1/2019	185	185

Illinois Finance Authority, Local Government Program, East Prairie School District Number 73 Project

Rev., 4.00%, 12/1/2019	200	203

Rev., 4.00%, 12/1/2020	230	238

Rev., 5.00%, 12/1/2021	250	269

Illinois Finance Authority, North Park University Project Rev., VRDO, LOC: U.S. Bank NA, 1.68%, 3/7/2019 (d)	9,130	9,130

Illinois Finance Authority, Northwestern University Subseries 2008-B, Rev., VRDO, 1.73%, 3/7/2019 (d)	3,425	3,425

Illinois Finance Authority, The University of Chicago Rev., VRDO, 1.72%, 3/7/2019 (d)	20,773	20,773

Illinois Finance Authority, Wesleyan University Rev., 5.00%, 9/1/2022	560	609

Peoria Public Building Commission, School District No. 150 Project Rev., 5.00%, 12/1/2019	300	307

University of Illinois, Auxiliary Facilities System

Series A, Rev., 5.00%, 4/1/2019	315	316

Series A, Rev., 5.00%, 4/1/2024	2,500	2,775

Will County, Community Consolidated School District No. 70-C Laraway, Lease Certificates

Series A, Rev., AGM, 4.00%, 12/1/2019	370	376

Series A, Rev., AGM, 4.00%, 12/1/2020	385	399

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Education — continued

Series A, Rev., AGM, 4.00%, 12/1/2021	400	422

		69,613

General Obligation — 1.9%

Adams County School District No. 172

GO, AGM, 4.00%, 2/1/2020	300	305

GO, AGM, 4.00%, 2/1/2021	300	310

Buffalo Grove Park District, Lake and Cook Counties GO, 2.00%, 12/30/2020	330	331

Champaign Coles Et Al Counties Community College District No. 505

Series 2018B, GO, 4.00%, 12/1/2019	2,490	2,530

Series 2018C, GO, 4.00%, 12/1/2019	430	437

Series 2018B, GO, 4.00%, 12/1/2020	1,250	1,295

Series 2018B, GO, 4.00%, 12/1/2021	2,500	2,640

Series 2018C, GO, 4.00%, 12/1/2021	465	491

Chicago Park District, Limited Tax

Series 2011B, GO, 4.00%, 1/1/2020	50	50

Series 2013B, GO, 5.00%, 1/1/2020	225	230

Series 2011B, GO, 4.00%, 1/1/2021	100	103

Series 2013B, GO, 5.00%, 1/1/2021	100	104

Chicago Park District, Unlimited Tax

Series 2011C, GO, 3.00%, 1/1/2020	100	100

Series 2011C, GO, 5.00%, 1/1/2022	175	187

Chicago Park District, Unlimited Tax, Special Recreation Activity

Series 2018E, GO, 5.00%, 11/15/2019	700	712

Series 2018E, GO, 5.00%, 11/15/2021	300	319

City of Calumet

Series 2018, GO, 4.00%, 3/1/2019 (e)	150	150

Series 2018, GO, 4.00%, 3/1/2020	150	152

City of Rock Island

Series A, GO, AGM, 2.00%, 12/1/2019	130	130

Series B, GO, AGM, 2.00%, 12/1/2019	150	150

Series B, GO, AGM, 3.00%, 12/1/2020	200	202

Series A, GO, AGM, 3.00%, 12/1/2021	130	132

Series B, GO, AGM, 3.00%, 12/1/2021	200	204

City of Waukegan

Series A, GO, AGM, 3.00%, 12/30/2019	430	433

Series A, GO, AGM, 3.00%, 12/30/2020	590	599

Series A, GO, AGM, 4.00%, 12/30/2023	525	563

Clinton and St. Clair Counties Community Unit School District No. 3, School Building GO, 5.00%, 12/1/2019	380	388

Cook County Community College District No. 508 GO, 5.25%, 12/1/2029	250	278

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2019	J.P. MORGAN MUNICIPAL BOND FUNDS	71

JPMorgan Ultra-Short Municipal Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2019 (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued

General Obligation — continued

Cook County Community Consolidated School District No. 34 Glenview

GO, 4.00%, 3/15/2019	300	300

GO, 4.00%, 12/1/2019	175	178

GO, 4.00%, 12/1/2020	100	104

GO, 4.00%, 12/1/2021	175	185

GO, 4.00%, 12/1/2022	150	162

GO, 4.00%, 12/1/2023	150	164

Cook County School District No. 148 Dolton

Series 2018A, GO, 5.00%, 12/1/2021	450	483

Series 2018A, GO, 5.00%, 12/1/2022	725	796

Cook County School District No. 63 East Maine

GO, 5.00%, 12/1/2019	2,305	2,361

GO, 5.00%, 12/1/2020	2,170	2,292

GO, 5.00%, 12/1/2021	1,845	2,003

GO, 5.00%, 12/1/2022	1,935	2,153

Cook County Township High School District No. 208 Riverside-Brookfield Series C, GO, 3.00%, 12/15/2019	690	696

Cook County, Community Consolidated School District No. 146 Tinley Park

GO, 3.00%, 12/1/2019	250	252

GO, 4.00%, 12/1/2020	200	207

GO, 4.00%, 12/1/2021	200	211

Cook County, Proviso Township High School District No. 209 GO, 5.00%, 12/1/2021	2,825	3,029

County of Cook

Series 2018, GO, 5.00%, 11/15/2019	800	815

Series 2018, GO, 5.00%, 11/15/2020	900	941

Series 2018, GO, 5.00%, 11/15/2021	700	749

Series A, GO, 5.00%, 11/15/2021	355	380

Series C, GO, 5.00%, 11/15/2022	180	196

DuPage County Community High School District No. 94

GO, 4.00%, 1/1/2020	300	305

GO, 4.00%, 1/1/2021	200	208

Grundy and Will Counties Community Unit School District No. 1 Coal City GO, 4.00%, 2/1/2020	1,595	1,622

Grundy Kendall and Will Counties Community High School District No. 111 GO, 4.00%, 1/1/2020	855	869

Jackson County Community Unit School District No. 186

GO, AGM, 4.00%, 12/1/2019	200	202

GO, AGM, 4.00%, 12/1/2020	265	273

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

General Obligation — continued

Kendall Kane and Will Counties Community Unit School District No. 308

Series B, GO, 4.00%, 10/1/2019	120	121

Series B, GO, 4.00%, 10/1/2020	225	232

Series B, GO, 4.00%, 10/1/2021	255	267

Series B, GO, 5.00%, 10/1/2022	1,375	1,508

Lincoln Land Community College District No. 526 GO, 5.00%, 12/15/2021	125	135

Sangamon County Community Unit School District No. 5 Series B, GO, 5.00%, 1/1/2022	1,650	1,779

State of Illinois

Series D, GO, 5.00%, 11/1/2020	5,000	5,194

GO, 5.00%, 2/1/2024	3,370	3,611

Tazewell and Woodford Counties, Community Unit School District No. 701 Series A, GO, 4.00%, 12/1/2019	260	264

Town of Cicero GO, 5.00%, 12/1/2019	550	561

Village of Antioch

GO, 2.00%, 12/1/2019	285	285

GO, 3.00%, 12/1/2020	290	295

Village of Bolingbrook

Series A, GO, AGM, 4.00%, 1/1/2020	100	102

Series A, GO, AGM, 4.00%, 1/1/2021	185	191

Village of Flossmoor

GO, 3.00%, 12/1/2019	425	428

GO, 3.00%, 12/1/2020	585	595

GO, 3.00%, 12/1/2021	605	620

Village of Franklin Park GO, 4.00%, 1/1/2021	500	516

Village of Hoffman Estates

Series A, GO, 2.00%, 12/1/2019	110	110

GO, 5.00%, 12/1/2019	380	389

Series A, GO, 3.00%, 12/1/2020	110	112

GO, 5.00%, 12/1/2020	270	284

GO, 5.00%, 12/1/2021	210	227

Village of Oswego GO, 2.00%, 12/15/2019	100	100

Village of Palatine Series A, GO, 4.00%, 12/1/2019	1,250	1,270

Village of Sugar Grove, Kane County, Waterworks and Sewerage

GO, 2.00%, 5/1/2019	130	130

GO, 3.00%, 5/1/2020	390	395

Village of Villa Park, Illinois Alternate Source

Series 2018C, GO, 3.00%, 12/15/2019	325	328

Series 2018C, GO, 3.00%, 12/15/2020	415	423

Series 2018C, GO, 4.00%, 12/15/2021	505	533

SEE NOTES TO FINANCIAL STATEMENTS.

72	J.P. MORGAN MUNICIPAL BOND FUNDS	FEBRUARY 28, 2019

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued

General Obligation — continued

Village of Woodridge

Series 2017, GO, 3.00%, 2/1/2020	270	272

Series 2017, GO, 3.00%, 2/1/2021	250	255

Whiteside and Lee Counties, Sterling Community Unit School District No. 5 GO, AGM, 4.00%, 12/1/2020	320	330

Whiteside County Community Unit School District No. 6 Morrison

Series A, GO, AGM, 4.00%, 12/1/2020	205	211

Series A, GO, AGM, 4.00%, 12/1/2021	745	776

Winnebago and Stephenson Counties School District No. 323, School Building

GO, 5.00%, 11/1/2019	100	102

GO, 5.00%, 11/1/2020	100	104

		58,716

Hospital — 1.0%

Illinois Finance Authority, Ascension Health Alliance Senior Credit Group Series E-2, Rev., 1.75%, 4/1/2021 (d)	250	250

Illinois Finance Authority, The University of Chicago Medical Center Series B, Rev., VRDO, LOC: Wells Fargo Bank NA, 1.68%, 3/1/2019 (d)	12,320	12,320

University of Illinois, Health Services System Series 2008, Rev., VRDO, LOC: Wells Fargo Bank NA, 1.76%, 3/7/2019 (d)	18,165	18,165

		30,735

Other Revenue — 1.1%

City of Rochelle

Series A, Rev., AGM, 3.00%, 6/30/2019	100	100

Series A, Rev., AGM, 3.00%, 6/30/2020	275	278

Illinois Finance Authority, Carle Foundation Series B, Rev., VRDO, LOC: Northern Trust Co., 1.72%, 3/7/2019 (d)	7,500	7,500

Metropolitan Pier and Exposition Authority, Illinois Dedicated State Tax Rev., NATL-RE, Zero Coupon, 6/15/2019	85	84

Metropolitan Pier and Exposition Authority, Illinois Dedicated State Tax, Capital Appreciation

Rev., NATL-RE, Zero Coupon, 6/15/2019	25	25

Class A, Rev., NATL-RE, Zero Coupon, 6/15/2020	130	125

Sales Tax Securitization Corp. Series C, Rev., 5.00%, 1/1/2023	2,700	2,942

State of Illinois, Sales Tax, Junior Obligation

Rev., 5.00%, 6/15/2019	50	50

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Other Revenue — continued

Series A, Rev., 5.00%, 6/15/2020	4,600	4,758

Series B, Rev., 5.00%, 6/15/2020	5,000	5,162

Rev., 5.00%, 6/15/2021	110	116

Series B, Rev., 5.00%, 6/15/2021	5,000	5,262

Rev., 5.00%, 6/15/2023	990	1,068

Tender Option Bond Trust Receipts/Certificates Series 2015-XF1045, Rev., VRDO, LIQ: Barclays Bank plc, 1.92%, 3/7/2019 (d) (f)	6,550	6,550

		34,020

Prerefunded — 0.0% (b)

Illinois Finance Authority Rev., 6.13%, 5/15/2019 (e)	195	197

Illinois Finance Authority, Resurrection Health Rev., 6.13%, 5/15/2019 (e)	340	343

		540

Special Tax — 0.0% (b)

Village of Hampshire, Special Service Area No. 14, Lakewood Crossing

1.70%, 3/1/2019	180	180

1.90%, 3/1/2020	200	200

		380

Transportation — 0.1%

Chicago O’Hare International Airport, General Airport, Senior Lien Series 2016G, Rev., AMT, 5.00%, 1/1/2021	200	210

Chicago Transit Authority, Federal Transit Administration Section 5307 Urbanized Area Formula Funds Rev., 5.00%, 6/1/2021	270	286

Chicago Transit Authority, Federal Transit Administration Section 5337 State of Good Repair Formula Funds Rev., 4.00%, 6/1/2019	2,270	2,280

City of Chicago, Chicago Midway Airport Second Lien Series 2014A, Rev., AMT, 5.00%, 1/1/2021	1,000	1,051

		3,827

Water & Sewer — 0.0% (b)

City of Chicago, Wastewater Transmission Series 1998A, Rev., NATL-RE, Zero Coupon, 1/1/2020	40	39

Total Illinois		198,887

Indiana — 3.7%

Education — 0.4%

Hammond Multi-School Building Corp., First Mortgage

Rev., 4.00%, 7/15/2019	735	740

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2019	J.P. MORGAN MUNICIPAL BOND FUNDS	73

JPMorgan Ultra-Short Municipal Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2019 (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued

Education — continued

Rev., 4.00%, 7/15/2020	615	631

Rev., 4.00%, 7/15/2021	670	700

Indiana Finance Authority, Educational Facilities, Valparaiso University Rev., 4.00%, 10/1/2019	255	258

Mount Vernon of Hancock County Multi-School Building Corp. Rev., 4.00%, 7/15/2019	210	212

Purdue University, Student Facilities System Series C, Rev., VRDO, 1.69%, 3/7/2019 (d)	6,575	6,575

South Madison Elementary School Building Corp., Indiana Ad Valorem Property Tax

Rev., 4.00%, 7/15/2020	70	72

Rev., 4.00%, 1/15/2021	100	104

Rev., 4.00%, 7/15/2021	80	84

Southmont School Building Corp., Ad Valorem Property Tax

Rev., 4.00%, 7/15/2019	300	302

Rev., 4.00%, 1/15/2020	550	560

Rev., 4.00%, 7/15/2020	190	196

Wawasee High School Building Corp., Ad Valorem Property Tax First Mortgage Bonds Rev., 4.00%, 7/15/2019	50	50

Westfield High School Building Corp., Property Tax, First Mortgage Rev., 4.00%, 7/15/2019	1,240	1,249

		11,733

Hospital — 2.2%

Indiana Finance Authority, Health System, Sisters of St. Francis Health Services Series 2008I, Rev., VRDO, LOC: Barclays Bank plc, 1.69%, 3/1/2019 (d)	10,000	10,000

Indiana Finance Authority, Parkview Health System Obligated Group Series B, Rev., VRDO, LOC: Wells Fargo Bank NA, 1.70%, 3/1/2019 (d)	28,300	28,300

Indiana Health Facility Financing Authority, Ascension Health Credit Group

Rev., 1.37%, 5/1/2020 (d)	4,100	4,073

Series 2001 A-2, Rev., 2.00%, 2/1/2023 (d)	25,000	25,003

Indiana State Finance Authority Hospital, University Health Obligated Group Series E, Rev., VRDO, LOC: Bank of America NA, 1.70%, 3/7/2019 (d)	1,380	1,380

		68,756

Other Revenue — 0.2%

Hammond Redevelopment District Rev., 4.00%, 7/15/2019	615	617

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Other Revenue — continued

Indiana State Finance Authority, Lease Appropriation, Stadium Project Series A, Rev., VRDO, 1.72%, 3/7/2019 (d)	6,995	6,995

		7,612

Prerefunded — 0.0% (b)

Indiana Health Facility Financing Authority, Ascension Health Credit Group Rev., 1.37%, 5/1/2020 (d) (e)	95	95

Utility — 0.9%

City of Rockport, Indiana Michigan Power Company Project Series B, Rev., 3.05%, 6/1/2025	6,500	6,587

Indiana Finance Authority, Duke Energy Indiana, Inc., Project Series A-3, Rev., VRDO, LOC: Mizuho Bank Ltd., 1.77%, 3/7/2019 (d)	20,000	20,000

		26,587

Water & Sewer — 0.0% (b)

City of Martinsville, Waterworks

Rev., AGM, 2.00%, 1/1/2020	305	305

Rev., AGM, 2.00%, 7/1/2020	310	311

		616

Total Indiana		115,399

Iowa — 0.8%

Certificate of Participation/Lease — 0.0% (b)

City of Coralville Series 2016E, COP, 4.00%, 6/1/2023	325	319

City of Coralville, Annual Appropriation Series 2011F, COP, 3.50%, 6/1/2019	25	25

Kirkwood Community College Series A, COP, 3.00%, 6/1/2019	175	176

		520

Education — 0.1%

Iowa Higher Education Loan Authority, Dubuque University, Private Education Working Capital Loan Program Series A, Rev., RAN, 3.50%, 5/9/2019	2,000	2,006

General Obligation — 0.0% (b)

Ankeny Community School District GO, 5.00%, 6/1/2019	20	20

City of Sac City

GO, 5.00%, 6/1/2020	150	156

GO, 5.00%, 6/1/2021	160	172

Waukee Community School District

Series A, GO, 5.00%, 6/1/2019	30	30

SEE NOTES TO FINANCIAL STATEMENTS.

74	J.P. MORGAN MUNICIPAL BOND FUNDS	FEBRUARY 28, 2019

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued

General Obligation — continued

GO, 5.00%, 6/1/2020	45	47

		425

Hospital — 0.7%

Iowa Finance Authority, Health Systems Rev., (SIFMA Municipal Swap Index Yield + 0.58%), 2.32%, 3/7/2019 (c) (f)	19,950	20,046

Other Revenue — 0.0% (b)

City of Coralville, Annual Appropriation

Series 2018D, Rev., 3.00%, 5/1/2019	500	499

Series 2018D, Rev., 3.00%, 5/1/2020	300	297

State of Iowa, Ijobs Program Series A, Rev., 5.00%, 6/1/2021	400	430

		1,226

Total Iowa		24,223

Kansas — 0.1%

Hospital — 0.1%

City of Lenexa, Kansas Health Care Facility, Lakeview Village, Inc.

Series A, Rev., 5.00%, 5/15/2019	410	412

Series A, Rev., 5.00%, 5/15/2020	440	453

		865

Other Revenue — 0.0% (b)

County of Shawnee, Public Building Commission, Expocentre Project Rev., 4.00%, 9/1/2019	575	582

Total Kansas		1,447

Kentucky — 1.4%

Education — 0.0% (b)

City of Berea Education Facilities, Berea College Project Series 2002A, Rev., VRDO, 1.73%, 3/1/2019 (d)	1,150	1,150

General Obligation — 0.0% (b)

Lexington-Fayette Urban County Government, Various Purpose Series A, GO, 5.00%, 9/1/2020	20	21

Hospital — 0.0% (b)

Kentucky Economic Development Finance Authority, Owensboro Health, Inc. Series A, Rev., 5.00%, 6/1/2019	375	377

Housing — 0.3%

Kentucky Housing Corp., Henry Greene Apartments Project Rev., 2.00%, 9/1/2020 (d)	7,200	7,233

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Industrial Development Revenue/Pollution Control Revenue — 0.5%

Kentucky Economic Development Finance Authority, Hospital Facilitie, Saint Elizabeth Medical Center, Inc. Series B, Rev., VRDO, LOC: TD Bank NA, 1.69%, 3/7/2019 (d)	11,930	11,930

Louisville/Jefferson County Metro Government, Pollution Control, Louisville Gas and Electric Company Project

Series A, Rev., 1.50%, 4/1/2019 (d)	300	300

Series A, Rev., 1.25%, 6/3/2019 (d)	4,200	4,193

		16,423

Other Revenue — 0.2%

Kentucky Rural Water Finance Corp., Construction Series E-1, Rev., 2.25%, 3/1/2020	5,100	5,108

Kentucky State Property and Buildings Commission, Project No. 110 Rev., 5.00%, 8/1/2024	85	97

Kentucky State Property and Buildings Commission, Project No. 99 Series A, Rev., 5.00%, 11/1/2021	1,540	1,614

		6,819

Prerefunded — 0.0% (b)

Franklin County Public Properties Corp., Justice Center Project Series A, Rev., 4.50%, 4/1/2021 (e)	40	42

Transportation — 0.1%

Louisville Regional Airport Authority, Airport System Series A, Rev., 5.00%, 7/1/2022	1,000	1,090

Utility — 0.2%

Kentucky Public Energy Authority, Gas Supply

Series A, Rev., 4.00%, 4/1/2019	665	666

Series A, Rev., 4.00%, 4/1/2020	780	794

Series A, Rev., 4.00%, 4/1/2021	775	802

Series A, Rev., 4.00%, 4/1/2022	1,210	1,269

Louisville/Jefferson County Metropolitan Government, Kentucky Pollution Control, Louisville Gas and Electric Company Project Series B, Rev., AMT, 2.55%, 5/3/2021 (d)	2,750	2,768

		6,299

Water & Sewer — 0.1%

Louisville/Jefferson County Metro Government, Water System Rev., 5.00%, 11/15/2019	2,440	2,496

Total Kentucky		41,950

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2019	J.P. MORGAN MUNICIPAL BOND FUNDS	75

JPMorgan Ultra-Short Municipal Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2019 (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued

Louisiana — 2.1%

General Obligation — 0.4%

Calcasieu Parish School District No. 34 GO, 3.00%, 1/15/2022	520	537

City of Shreveport, Water and Sewer GO, 5.00%, 9/1/2021	145	157

Iberia Parishwide School District GO, 2.00%, 3/1/2021	150	150

Natchitoches Parish Consolidated School District No. 7 GO, 2.00%, 3/1/2019	100	100

St. Martin Parish School Board GO, 3.00%, 3/1/2021	335	343

State of Louisiana Series 2013-C, GO, 5.00%, 7/15/2021	10,105	10,873

State of Louisiana, St. Tammany Parishwide School District No. 12

GO, 2.00%, 3/1/2019	100	100

GO, 2.00%, 3/1/2020	200	201

		12,461

Hospital — 1.4%

Louisiana Public Facilities Authority, Christus Health

Series D, Rev., 4.00%, 7/1/2019	650	654

Series D, Rev., 5.00%, 7/1/2020	700	727

Louisiana Public Facilities Authority, Louisiana Children’s Medical Center Project Rev., (SIFMA Municipal Swap Index Yield + 0.65%), 2.39%, 3/7/2019 (c)	40,000	40,500

Louisiana Public Facilities Authority, Ochsner Clinic Foundation Project

Rev., 4.00%, 5/15/2019	225	226

Rev., 4.00%, 5/15/2020	195	200

Rev., 5.00%, 5/15/2020	325	336

		42,643

Industrial Development Revenue/Pollution Control Revenue — 0.0% (b)

St. Charles Parish, Pollution Control, Shell Oil Co. Project Series B, Rev., VRDO, 1.67%, 3/1/2019 (d)	150	150

Other Revenue — 0.3%

City of Youngsville LA

Rev., 3.00%, 12/1/2019	255	257

Rev., 3.00%, 12/1/2020	250	254

Rev., 3.00%, 12/1/2021	255	262

Lafayette Consolidated Government, Public Improvement Sales Tax Series A, Rev., 3.00%, 3/1/2019	100	100

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Other Revenue — continued

Louisiana Local Government Environmental Facilities and Community Development Authority, Delta Campus Facilities Project Rev., 5.00%, 10/1/2019	1,715	1,747

Louisiana Local Government Environmental Facilities and Community Development Authority, Lake Charles Public Improvement Projects Rev., 4.00%, 5/1/2020	200	205

Louisiana Local Government Environmental Facilities and Community Development Authority, LCTCS Act 391 Project Rev., 5.00%, 10/1/2021	1,500	1,618

Louisiana Office Facilities Corp., Lease, Capitol Complex Program Series A, Rev., 5.00%, 5/1/2020	4,290	4,447

Tobacco Settlement Financing Corp., Asset-Backed Series 2013A, Rev., 5.00%, 5/15/2019	25	25

		8,915

Special Tax — 0.0% (b)

St. Charles Parish, Limited Tax Series A, AGM, 3.00%, 3/1/2019	250	250

Transportation — 0.0% (b)

New Orleans Aviation Board, General Airport, North Terminal Project Series A, Rev., 5.00%, 1/1/2020	135	138

Total Louisiana		64,557

Maine — 0.0% (b)

Education — 0.0% (b)

Maine Health and Higher Educational Facilities Authority, University of New England Series 2017B, Rev., 4.00%, 7/1/2019	540	544

Maryland — 1.8%

General Obligation — 0.9%

County of Anne Arundel, Consolidated General Improvements GO, 5.00%, 4/1/2019	6,905	6,922

County of Baltimore GO, 4.00%, 3/18/2019	9,130	9,139

Washington Suburban Sanitary Commission Series A, GO, VRDO, LIQ: TD Bank NA, BAN, 1.69%, 3/7/2019 (d)	10,400	10,400

		26,461

Hospital — 0.8%

Maryland Health and Higher Educational Facilities Authority, Pooled Loan Program Series A, Rev., VRDO, LOC: TD Bank NA, 1.70%, 3/7/2019 (d)	23,850	23,850

SEE NOTES TO FINANCIAL STATEMENTS.

76	J.P. MORGAN MUNICIPAL BOND FUNDS	FEBRUARY 28, 2019

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued

Other Revenue — 0.1%

City of Rockville, Ingleside at King Farm Project

Series A-2, Rev., 4.00%, 11/1/2019	100	101

Series 2017A-1, Rev., 5.00%, 11/1/2019	150	153

Maryland Stadium Authority, Construction and Revitalization Program

Series 2018A, Rev., 5.00%, 5/1/2019	1,800	1,809

Series 2018A, Rev., 5.00%, 5/1/2020	800	830

Series 2018A, Rev., 5.00%, 5/1/2021	1,215	1,297

		4,190

Total Maryland		54,501

Massachusetts — 4.4%

Education — 0.1%

Massachusetts Development Finance Agency, Suffolk University

Rev., 4.00%, 7/1/2020 (g)	250	256

Rev., 5.00%, 7/1/2021 (g)	500	532

Rev., 5.00%, 7/1/2022 (g)	390	424

Rev., 5.00%, 7/1/2024 (g)	350	396

Massachusetts Development Finance Agency, Western New England University

Rev., 5.00%, 9/1/2020	300	312

Rev., 5.00%, 9/1/2021	265	282

		2,202

General Obligation — 1.4%

City of Boston Series 2017A, GO, 5.00%, 4/1/2019	25	25

Commonwealth of Massachusetts

Series A, GO, (ICE LIBOR USD 3 Month + 0.55%), 2.38%, 5/1/2019 (c)	30,000	29,906

Series C, GO, RAN, 4.00%, 6/20/2019	100	101

Series D, GO, AMBAC, 5.50%, 10/1/2019	325	332

Commonwealth of Massachusetts, Consolidated Loan of 2014 Subseries D-2, GO, 1.70%, 8/1/2022 (d)	5,500	5,500

Masconomet Regional School District GO, 5.00%, 5/1/2020	20	21

Town of Athol GO, BAN, 3.00%, 8/1/2019	6,355	6,386

Town of Medway GO, 4.00%, 10/15/2019	20	20

		42,291

Hospital — 0.5%

Massachusetts Development Finance Agency, Lawrence General Hospital Rev., 5.00%, 7/1/2019	335	337

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Hospital — continued

Massachusetts Development Finance Agency, Partners Healthcare System Series M-1, Rev., VRDO, LOC: U.S. Bank NA, 1.67%, 3/1/2019 (d)	4,195	4,195

Massachusetts Development Finance Agency, Partners Healthcare System Issue

Series 2017S-5, Rev., (SIFMA Municipal Swap Index Yield + 0.42%), 2.16%, 3/7/2019 (c)	10,000	10,044

Series 2017S, Rev., (SIFMA Municipal Swap Index Yield + 0.50%), 2.24%, 3/7/2019 (c)	1,500	1,498

		16,074

Housing — 0.2%

Massachusetts Housing Finance Agency, Construction Loan Series A, Rev., 1.85%, 6/1/2020	5,700	5,698

Other Revenue — 0.0% (b)

Massachusetts Development Finance Agency, Newbridge On the Charles, Inc. Series 20, Rev., 3.00%, 10/1/2019 (f)	620	622

Prerefunded — 0.1%

Commonwealth of Massachusetts, Consolidated Loan of 2011 Series A, GO, 5.00%, 4/1/2021 (e)	20	21

Massachusetts Clean Water Trust, State Revolving Fund Subseries 16B, Rev., 5.00%, 8/1/2020 (e)	4,720	4,943

		4,964

Transportation — 1.8%

Massachusetts Bay Transportation Authority, Sales Tax Series A-2, Rev., VRDO, LIQ: State Street Bank & Trust, 1.72%, 3/7/2019 (d)	34,890	34,890

Massachusetts Department of Transportation, Metropolitan Highway System, Commonwealth Contract Assistance Secured Series A, Rev., 5.00%, 1/1/2023 (d)	10,000	11,153

Massachusetts Port Authority

Series 2019-A, Rev., AMT, 5.00%, 7/1/2020	2,295	2,389

Series 2019-A, Rev., AMT, 5.00%, 7/1/2021	3,000	3,212

Series 2019-A, Rev., AMT, 5.00%, 7/1/2022	2,500	2,752

		54,396

Water & Sewer — 0.3%

Massachusetts Clean Water Trust, State Revolving Fund Series 15A, Rev., 5.00%, 8/1/2020	200	210

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2019	J.P. MORGAN MUNICIPAL BOND FUNDS	77

JPMorgan Ultra-Short Municipal Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2019 (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued

Water & Sewer — continued

Massachusetts Water Resources Authority Series A-3, Rev., VRDO, LIQ: Wells Fargo Bank NA, 1.72%, 3/7/2019 (d)	9,735	9,735

		9,945

Total Massachusetts		136,192

Michigan — 2.4%

Education — 0.9%

University of Michigan Series 2019C, Rev., 4.00%, 4/1/2024 (d)	25,000	27,547

General Obligation — 0.4%

City of Garden, Capital Improvement

GO, 4.00%, 10/1/2019	790	799

GO, 4.00%, 10/1/2020	795	819

City of Marquette, Capital Improvement

GO, 4.00%, 5/1/2019	180	180

GO, 4.00%, 5/1/2020	75	77

GO, 4.00%, 5/1/2021	150	157

City of Marquette, Limited Tax

GO, 3.00%, 5/1/2019	280	281

GO, 3.00%, 5/1/2020	85	86

GO, 3.00%, 5/1/2021	125	128

City of Romulus, Capital Improvement Series B, GO, 3.00%, 11/1/2019	140	141

Grosse Pointe Public School System

GO, 4.00%, 5/1/2020	500	513

GO, 4.00%, 5/1/2021	240	251

Kalamazoo Public Schools, School Building and Site

GO, 4.00%, 5/1/2019	1,275	1,280

GO, 4.00%, 5/1/2020	1,820	1,867

GO, 4.00%, 5/1/2021	775	811

Kelloggsville Public Schools, School Building and Site

GO, AGM, 4.00%, 5/1/2021	360	377

GO, AGM, 4.00%, 5/1/2022	380	406

State of Michigan, Reeths Puffer Schools GO, 2.75%, 8/20/2019	525	527

Waterford School District GO, 3.00%, 9/25/2019	5,000	5,031

		13,731

Hospital — 0.2%

Michigan State Hospital Finance Authority, Ascension Health Senior Credit Group Series 2010-B, Rev., 5.00%, 11/15/2025	5,170	5,281

Michigan State Hospital Finance Authority, Ascension Health Subordinate Credit Group Subseries A-1, Rev., 1.37%, 5/1/2020 (d)	2,410	2,394

		7,675

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Housing — 0.4%

Michigan State Housing Development Authority, Single-Family Mortgage Series D, Rev., VRDO, LIQ: Industrial & Commercial Bank of China Ltd., 1.78%, 3/7/2019 (d)	11,555	11,555

Other Revenue — 0.4%

Detroit Downtown Development Authority, Tax Increment

Series B, AGM, Rev., 5.00%, 7/1/2019	130	131

Series B, AGM, Rev., 5.00%, 7/1/2020	1,200	1,245

Series A, AGM, Rev., 5.00%, 7/1/2021	500	531

Tender Option Bond Trust Receipts/Certificates Series 2018-XM0717, VRDO, AGM, LIQ: Morgan Stanley Bank, Rev., 1.94%, 3/7/2019 (d) (f)	9,410	9,410

		11,317

Transportation — 0.1%

Gerald R Ford International Airport Authority, Limited Tax Rev., 5.00%, 1/1/2021	815	862

Wayne County Airport Authority, Junior Lien

Series B, Rev., AMT, 5.00%, 12/1/2019	550	562

Series B, Rev., AMT, 5.00%, 12/1/2020	550	579

		2,003

Total Michigan		73,828

Minnesota — 0.8%

Certificate of Participation/Lease — 0.0% (b)

St. Paul Independent School District No. 625 Series B, COP, 5.00%, 2/1/2021	930	988

Education — 0.2%

City of Deephaven, Minnesota Charter School Lease, Eagle Ridge Academy Project Series 2016A, Rev., 3.00%, 7/1/2019	50	50

Minnesota Higher Education Facilities Authority, Trustees of the Hamline University

Series 2017B, Rev., 4.00%, 10/1/2019	750	754

Series 2017B, Rev., 4.00%, 10/1/2020	780	792

University of Minnesota Series A, Rev., 5.00%, 4/1/2022	2,715	2,988

		4,584

General Obligation — 0.1%

City of Glencoe

Series 2018-A, GO, 3.00%, 8/1/2019	75	76

Series 2018-A, GO, 3.00%, 8/1/2020	75	76

Series 2018-A, GO, 3.00%, 8/1/2021	80	82

County of Clay Series A, GO, 3.00%, 4/1/2019	50	50

State of Minnesota, Trunk Highway Series B, GO, 5.00%, 8/1/2021	1,765	1,905

		2,189

SEE NOTES TO FINANCIAL STATEMENTS.

78	J.P. MORGAN MUNICIPAL BOND FUNDS	FEBRUARY 28, 2019

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued

Hospital — 0.4%

City of Maple Grove, Maple Grove Hospital Corporation Rev., 3.00%, 5/1/2019	930	932

City of Minneapolis, Health Care System, Fairview Health Services Series 2018C, Rev., VRDO, LOC: Wells Fargo Bank NA, 1.70%, 3/1/2019 (d)	12,250	12,250

		13,182

Housing — 0.1%

City of St. Paul Park, Senior Housing and Health Care, Presbyterian Homes Bloomington Project Rev., 3.00%, 9/1/2019	795	798

Duluth Housing and Redevelopment Authority, Public Schools Academy Project

Series 2018-A, Rev., 3.38%, 11/1/2021	330	333

Series 2018-A, Rev., 3.63%, 11/1/2022	345	350

Series 2018-A, Rev., 3.88%, 11/1/2023	325	334

St. Paul Minnesota, Housing and Redevelopment Authority, Parking Enterprise Series A, Rev., 3.00%, 8/1/2020	515	522

		2,337

Other Revenue — 0.0% (b)

State of Minnesota, General Fund Appropriation Series B, Rev., 5.00%, 3/1/2020	400	413

Prerefunded — 0.0% (b)

State of Minnesota, Public Safety Radio Communications System Project Rev., 5.00%, 6/1/2019 (e)	30	30

Total Minnesota		23,723

Mississippi — 0.7%

General Obligation — 0.1%

State of Mississippi Series F, GO, 5.00%, 11/1/2020	4,000	4,215

Industrial Development Revenue/Pollution Control Revenue — 0.6%

Mississippi Business Finance Corp., Gulf Opportunity Zone Industrial Development, Chevron USA, Inc. Project

Series A, Rev., VRDO, 1.77%, 3/7/2019 (d)	11,150	11,150

Series E, Rev., VRDO, 1.78%, 3/7/2019 (d)	6,200	6,200

		17,350

Other Revenue — 0.0% (b)

Mississippi Development Bank Special Obligation, Biloxi project

Rev., 3.00%, 3/1/2020	125	127

Rev., 3.00%, 3/1/2021	130	133

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Other Revenue — continued

Rev., 3.00%, 3/1/2022	175	181

Mississippi Development Bank, Rankin County Project Rev., 3.00%, 3/1/2022	100	103

State of Mississippi Series E, Rev., 5.00%, 10/15/2020	100	105

State of Mississippi, Gaming Tax Series 2019A, Rev., 5.00%, 10/15/2021	700	755

		1,404

Prerefunded — 0.0% (b)

State of Mississippi, Capital Improvements Project Series A, GO, 5.00%, 10/1/2021 (e)	25	27

Total Mississippi		22,996

Missouri — 1.0%

Certificate of Participation/Lease — 0.0% (b)

Blue Eye R-V School District

COP, 4.00%, 4/1/2019	135	135

COP, 4.00%, 4/1/2021	75	78

City of Arnold COP, 3.00%, 12/15/2019	120	121

City of Waynesville

Series C, COP, 2.00%, 4/15/2019	125	125

Series C, COP, 2.00%, 4/15/2020	250	250

County of Stone

COP, 3.00%, 12/1/2019	100	101

COP, 3.00%, 12/1/2020	145	148

Village of Country Club

COP, AGM, 3.00%, 4/1/2020	100	101

COP, AGM, 3.00%, 4/1/2021	165	169

		1,228

Education — 0.4%

Missouri Western State University, Auxiliary System Rev., 2.80%, 10/1/2022	50	50

State of Missouri Health and Educational Facilities Authority, Saint Louis University Series B, Rev., VRDO, LOC: U.S. Bank NA, 1.68%, 3/1/2019 (d)	8,150	8,150

State of Missouri Health and Educational Facilities Authority, Senior Living Facilities Series 2019B, Rev., 2.88%, 2/1/2022	3,270	3,270

		11,470

Industrial Development Revenue/Pollution Control Revenue — 0.1%

Cape Girardeau County IDA, South Eastern Health

Series 2017A, Rev., 5.00%, 3/1/2019	300	300

Series 2017A, Rev., 5.00%, 3/1/2020	320	328

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2019	J.P. MORGAN MUNICIPAL BOND FUNDS	79

JPMorgan Ultra-Short Municipal Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2019 (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued

Industrial Development Revenue/Pollution Control Revenue — continued

Hannibal IDA, Healthcare Facilities Rev., 5.00%, 10/1/2020	300	313

Riverside IDA, Riverside Horizons Infrastructure Project Rev., 3.00%, 5/1/2019	2,055	2,058

		2,999

Other Revenue — 0.4%

County of Jackson, Harry S. Truman Sports Complex Project Rev., 5.00%, 12/1/2022	4,000	4,452

Tender Option Bond Trust Receipts/Certificates Series 2018-XG0176, Rev., VRDO, LIQ: Royal Bank of Canada, 1.84%, 3/7/2019 (d) (f)	8,200	8,200

		12,652

Transportation — 0.1%

City of St. Louis, Lambert International Airport Series B, Rev., AMT, AGM, 5.00%, 7/1/2021	1,305	1,396

Utility — 0.0% (b)

Missouri Joint Municipal Electric Utility Commission, Prairie State Project Series 2015A, Rev., 5.00%, 6/1/2019	1,090	1,098

Total Missouri		30,843

Montana — 0.2%

Education — 0.1%

Montana State Board of Regents, Montana State University Series F, Rev., (SIFMA Municipal Swap Index Yield + 0.45%), 2.19%, 3/7/2019 (c)	3,325	3,351

General Obligation — 0.0% (b)

Gallatin County High School District No. 7 Bozeman, School Building Series A, GO, 4.00%, 6/1/2019	25	25

Other Revenue — 0.1%

Montana Board of Investments, Municipal Finance Consolidation Act, Intercap Revolving Program Series 2000, Rev., 1.87%, 3/1/2020 (d)	2,600	2,586

Total Montana		5,962

Nebraska — 0.1%

General Obligation — 0.1%

Papio-Missouri River Natural Resource District

GO, 4.00%, 12/15/2019	720	733

GO, 4.00%, 12/15/2020	405	421

		1,154

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Hospital — 0.0% (b)

Madison County Hospital Authority No. 1, Faith Regional Health Services Project Series A, Rev., 4.00%, 7/1/2019	725	729

Other Revenue — 0.0% (b)

Upper Republican Natural Resource District, Limited Obligation, Occupation Tax Supported, River Flow Enhancement Series 2017B, Rev., AGM, 3.00%, 12/15/2020	250	257

Special Tax — 0.0% (b)

City of Omaha

Series A, 2.20%, 1/15/2021	125	126

Series A, 5.00%, 1/15/2022	125	136

		262

Total Nebraska		2,402

Nevada — 1.5%

General Obligation — 0.1%

Clark County School District

Series 2014A, GO, 5.00%, 6/15/2020	50	52

Series C, GO, 5.00%, 6/15/2023	2,000	2,248

Las Vegas Valley Water District, Limited Tax Series B, GO, 4.00%, 3/1/2019	50	50

State of Nevada, Capital Improvement and Cultural Affairs Series 2012-B, GO, 5.00%, 8/1/2019	25	25

		2,375

Hospital — 0.0% (b)

City of Carson, Carson Tahoe Regional Healthcare Project

Rev., 5.00%, 9/1/2019	325	329

Rev., 5.00%, 9/1/2020	250	260

Rev., 5.00%, 9/1/2027	610	708

		1,297

Other Revenue — 0.0% (b)

City of Henderson Nevada Local Improvement District No. T-14 Rev., 2.50%, 3/1/2019	340	340

City of Henderson Nevada Local Improvement District No. T-17 Rev., 2.00%, 9/1/2019	190	190

		530

Transportation — 1.3%

County of Clark, Department of Aviation, Nevada Airport System, Junior Subordinate Lien Series A, Rev., 5.00%, 7/1/2021	18,500	19,807

SEE NOTES TO FINANCIAL STATEMENTS.

80	J.P. MORGAN MUNICIPAL BOND FUNDS	FEBRUARY 28, 2019

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued

Transportation — continued

County of Clark, Department of Aviation, Nevada Airport System, Subordinate Lien Series D-3, Rev., VRDO, LOC: Bank of America NA, 1.73%, 3/7/2019 (d)	18,950	18,950

		38,757

Utility — 0.1%

County of Clark, Nevada Power Company Projects Rev., 1.60%, 5/21/2020 (d)	3,000	2,981

Total Nevada		45,940

New Hampshire — 1.0%

Education — 0.3%

New Hampshire Health and Education Facilities Authority Act, University System Series A, Rev., 5.00%, 7/1/2019	1,385	1,400

New Hampshire Health and Education Facilities Authority, Dartmouth College Rev., VRDO, LIQ: U.S. Bank NA, 1.63%, 3/7/2019 (d)	9,000	9,000

		10,400

Hospital — 0.7%

New Hampshire Health and Education Facilities Authority Act, University System Series B-1, Rev., VRDO, LIQ: Wells Fargo Bank NA, 1.69%, 3/1/2019 (d)	20,995	20,995

Total New Hampshire		31,395

New Jersey — 8.0%

Education — 0.2%

New Jersey Economic Development Authority, School Facilities Construction

Series DDD, Rev., 5.00%, 6/15/2019	500	504

Series DDD, Rev., 5.00%, 6/15/2020	500	517

Series PP, Rev., 5.00%, 6/15/2020	200	207

New Jersey EDA, School Facilities Construction Series XX, Rev., 5.00%, 6/15/2021	5,000	5,294

New Jersey Educational Facilities Authority, The William Paterson University Series 2012D, Rev., 5.00%, 7/1/2020	100	104

		6,626

General Obligation — 6.2%

Atlantic County, Township of Galloway Series A, GO, BAN, 3.00%, 8/15/2019	3,700	3,719

Borough of Beachwood GO, BAN, 3.00%, 3/6/2019	12,556	12,557

Borough of Bound Brook GO, BAN, 2.75%, 4/19/2019	2,838	2,841

Borough of Caldwell GO, BAN, 2.75%, 9/6/2019	6,422	6,451

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

General Obligation — continued

Borough of East Rutherford

GO, AGM, 5.00%, 12/1/2019	145	148

GO, AGM, 5.00%, 12/1/2020	290	305

Borough of Highlands Series 2018A, GO, BAN, 3.00%, 10/4/2019	4,056	4,081

Borough of Matawan GO, BAN, 2.75%, 6/5/2019	2,606	2,612

Borough of Northvale GO, BAN, 3.50%, 11/8/2019	4,250	4,293

Borough of Oceanport GO, BAN, 2.75%, 6/28/2019	8,062	8,088

Borough of Ridgefield GO, BAN, 3.00%, 10/17/2019	3,271	3,292

Borough of Wallington GO, BAN, 2.75%, 8/23/2019	5,733	5,757

Borough of Woodbury Heights Series 2018A, GO, BAN, 2.75%, 8/1/2019	5,277	5,295

Borough of Woodcliff Lake GO, BAN, 3.25%, 10/1/2019	6,770	6,823

Borough of Wood-Ridge GO, BAN, 3.50%, 9/13/2019	9,507	9,588

City of Atlantic, Tax Appeal

Series 2017B, GO, AGM, 4.00%, 3/1/2019	250	250

Series 2017A, GO, 5.00%, 3/1/2020	650	669

Series 2017B, GO, AGM, 5.00%, 3/1/2020	200	206

City of Bridgeton GO, 3.00%, 8/23/2019	9,553	9,602

City of Egg Harbor Series 2018A, GO, BAN, 3.00%, 4/8/2019	865	866

City of Newark GO, 3.50%, 10/9/2019	9,907	10,016

City of North Wildwood GO, BAN, 3.00%, 8/22/2019	9,620	9,674

City of Orange Township GO, 3.00%, 12/5/2019	3,890	3,917

City of Somers Point GO, BAN, 3.00%, 12/3/2019	6,755	6,803

City of Union, County of Hudson Series 2017, GO, 4.00%, 11/1/2019	1,000	1,011

City of Wildwood GO, BAN, 3.50%, 10/18/2019	11,312	11,445

County of Salem Series A, GO, BAN, 3.00%, 6/19/2019	10,531	10,571

East Brunswick Township Board of Education, School Energy Savings

GO, 5.00%, 8/1/2020	65	68

GO, 5.00%, 8/1/2021	55	59

GO, 5.00%, 8/1/2022	110	122

Mullica Township School District GO, 2.00%, 9/15/2019	105	105

The County of Union State of New Jersey, Township of Hillside GO, 3.00%, 7/18/2019	6,566	6,595

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2019	J.P. MORGAN MUNICIPAL BOND FUNDS	81

JPMorgan Ultra-Short Municipal Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2019 (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued

General Obligation — continued

Town of Hammonton GO, 3.00%, 4/11/2019	7,450	7,459

Township of Belleville GO, TAN, 3.00%, 4/17/2019	8,000	8,012

Township of Clark GO, BAN, 3.00%, 10/4/2019	1,650	1,661

Township of Clinton GO, BAN, 3.00%, 3/20/2019	2,732	2,734

Township of Florence Series 2019A, GO, BAN, 3.00%, 1/21/2020	5,315	5,370

Township of Logan GO, BAN, 3.50%, 10/22/2019	2,552	2,576

Township of Lyndhurst GO, BAN, 2.50%, 3/14/2019	8,574	8,575

Township of Middle GO, 4.00%, 11/1/2019	15	15

Township of Riverside Series A, GO, BAN, 3.50%, 11/5/2019	3,268	3,300

Township of Upper GO, BAN, 3.25%, 1/24/2020	4,510	4,557

		192,088

Hospital — 0.0% (b)

New Jersey Health Care Facilities Financing Authority, Holy Name Medical Center Series 2010, Rev., 4.50%, 7/1/2020	375	387

Housing — 0.4%

New Jersey Housing and Mortgage Finance Agency, Multifamily Conduit, Garden Spires Project Series A, Rev., 2.02%, 8/1/2020 (d)	8,000	8,027

New Jersey Housing and Mortgage Finance Agency, Multifamily Conduit, Georgia King Village Project Series 2018-E, Rev., 2.45%, 10/1/2020 (d)	4,500	4,535

		12,562

Industrial Development Revenue/Pollution Control Revenue — 0.1%

Passaic County Utilities Authority, Solid Waste Disposal

Series 2018, Rev., 4.13%, 3/1/2019	170	170

Series 2018, Rev., 4.25%, 3/1/2020	180	185

Series 2018, Rev., 4.38%, 3/1/2021	255	268

		623

Other Revenue — 0.4%

Garden State Preservation Trust Series A, Rev., 5.00%, 11/1/2020	25	26

Gloucester County Improvement Authority Series A, Rev., 5.00%, 11/1/2019	500	511

Tender Option Bond Trust Receipts/Certificates Series 2018-XL0058, Rev., VRDO, LIQ: Barclays Bank plc, 1.86%, 3/7/2019 (d) (f)	5,000	5,000

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Other Revenue — continued

The Cumberland County Improvement Authority, Vineland Public Safety Building Project Series 2017, Rev., 5.00%, 12/15/2021	340	367

Tobacco Settlement Financing Corp.

Series A, Rev., 5.00%, 6/1/2019	3,500	3,525

Series A, Rev., 5.00%, 6/1/2020	3,000	3,106

		12,535

Prerefunded — 0.0% (b)

Rutgers The State University of New Jersey Series F, Rev., 5.00%, 5/1/2019 (e)	25	25

State of New Jersey, Equipment Lease Purchase Series A, COP, 5.25%, 6/15/2019 (e)	25	25

		50

Transportation — 0.7%

New Jersey EDA, Transportation Project Series A, Rev., 5.00%, 5/1/2019	3,580	3,596

New Jersey Transportation Trust Fund Authority, Federal Highway Reimbursement Series A, Rev., 5.00%, 6/15/2021	6,000	6,373

New Jersey Transportation Trust Fund Authority, Transportation Program Series BB-1, Rev., (SIFMA Municipal Swap Index Yield + 1.00%), 2.74%, 3/7/2019 (c)	700	701

New Jersey Transportation Trust Fund Authority, Transportation System Series B-4, Rev., 5.25%, 12/15/2019	225	230

New Jersey Turnpike Authority

Series C-1, Rev., (ICE LIBOR USD 1 Month + 0.34%), 2.08%, 4/1/2019 (c)	4,000	4,011

Series B, Rev., 5.00%, 1/1/2025	5,345	5,941

		20,852

Water & Sewer — 0.0% (b)

Logan Township Municipal Utilities Authority Rev., 4.00%, 5/1/2020	100	102

Total New Jersey		245,825

New Mexico — 0.2%

General Obligation — 0.1%

Albuquerque Municipal School District No. 12, Education Technology Notes GO, 5.00%, 8/1/2020	25	26

County of Sandoval

GO, 3.00%, 8/1/2020	330	336

GO, 5.00%, 8/1/2021	535	576

GO, 5.00%, 8/1/2022	560	621

SEE NOTES TO FINANCIAL STATEMENTS.

82	J.P. MORGAN MUNICIPAL BOND FUNDS	FEBRUARY 28, 2019

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued

General Obligation — continued

Jal Public School District No. 19, Credit Enhancement Program GO, AGM, 5.00%, 8/1/2019	880	892

		2,451

Prerefunded — 0.0% (b)

State of New Mexico, Severance Tax Permanent Fund Series A, Rev., 5.00%, 7/1/2019 (e)	55	56

Utility — 0.0% (b)

New Mexico Finance Authority, Senior Lien Public Project Revolving Fund

Series A, Rev., 4.00%, 6/1/2019	40	40

Series 2018-A, Rev., 5.00%, 6/1/2019	55	56

		96

Water & Sewer — 0.1%

City of Rio Rancho NM Water and Wastewater System

Rev., 5.00%, 5/15/2020	825	857

Rev., 5.00%, 5/15/2021	720	770

Rev., 5.00%, 5/15/2022	1,250	1,375

		3,002

Total New Mexico		5,605

New York — 19.7%

Education — 0.1%

New York State Dormitory Authority, Fordham University Rev., 5.00%, 7/1/2023	920	1,041

New York State Dormitory Authority, St. John’s University Series B-2, Rev., VRDO, LOC: U.S. Bank NA, 1.70%, 3/7/2019 (d)	1,180	1,180

		2,221

General Obligation — 12.3%

Bainbridge-Guilford Central School District Series A, GO, BAN, 2.75%, 6/28/2019	7,000	7,023

Bath Central School District, Steuben County GO, BAN, 3.00%, 6/21/2019	8,320	8,357

Beekmantown Central School District, Clinton County New York GO, BAN, 2.75%, 6/27/2019	4,035	4,048

City of Jamestown

GO, 5.00%, 6/1/2020 (g)	450	468

GO, 5.00%, 6/1/2021 (g)	475	508

GO, 5.00%, 6/1/2022 (g)	500	551

GO, 5.00%, 6/1/2023 (g)	525	593

GO, 5.00%, 6/1/2024 (g)	545	630

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

General Obligation — continued

City of New York Series E, Subseries E-3, GO, VRDO, LOC: Bank of America NA, 1.71%, 3/7/2019 (d)	15,000	15,000

City of New York, Fiscal Year 2006 Series I, Subseries I-4, GO, VRDO, LOC: TD Bank NA, 1.66%, 3/1/2019 (d)	11,500	11,500

City of New York, Fiscal Year 2012 Subseries G-4, GO, VRDO, LOC: Citibank NA, 1.73%, 3/7/2019 (d)	10,000	10,000

City of New York, Fiscal Year 2017 Subseries A-4, GO, VRDO, LOC: Citibank NA, 1.73%, 3/7/2019 (d)	14,100	14,100

City of Olean GO, BAN, 2.75%, 6/13/2019	6,024	6,041

City of Tonawanda GO, BAN, 3.00%, 6/6/2019	2,894	2,903

City of Watertown Series A, GO, BAN, 3.00%, 4/1/2019	4,360	4,364

County of Cattaraugus GO, BAN, 2.75%, 4/3/2019	707	707

County of Columbia, Germantown Central School District GO, BAN, 2.75%, 6/28/2019	8,937	8,966

County of Montgomery GO, BAN, 3.00%, 10/11/2019	2,510	2,528

County of Orange, Public Improvement GO, 5.00%, 2/1/2023	2,295	2,601

County of Schoharie GO, BAN, 2.75%, 6/20/2019	15,000	15,048

County of Suffolk, Longwood Central School District GO, 5.00%, 6/15/2021	300	323

County of Westchester

Series A, GO, 2.25%, 5/28/2019	50,000	50,052

Series B, GO, TAN, 3.00%, 10/16/2019	38,000	38,358

East Ramapo Central School District GO, BAN, 3.00%, 4/26/2019	9,797	9,819

Erie County, Cleveland Hill Union Free School District GO, BAN, 2.75%, 6/25/2019	7,650	7,674

Greenport Union Free School District GO, TAN, 3.00%, 6/27/2019	3,000	3,012

Hilton Central School District GO, BAN, 2.75%, 6/28/2019	5,800	5,822

Holley Central School District GO, BAN, 2.50%, 6/25/2019	2,105	2,110

Honeoye Falls-Lima Central School District GO, BAN, 3.00%, 6/20/2019	8,200	8,231

Jefferson County, Village of Clayton Series 2018-B, GO, BAN, 3.00%, 10/23/2019	5,000	5,034

Mayfield Central School District GO, BAN, 2.75%, 6/28/2019	14,975	15,034

Menands Union Free School District GO, BAN, 3.50%, 6/27/2019	3,500	3,519

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2019	J.P. MORGAN MUNICIPAL BOND FUNDS	83

JPMorgan Ultra-Short Municipal Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2019 (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued

General Obligation — continued

Mount Vernon City School District

GO, 5.00%, 12/1/2021	885	967

GO, 5.00%, 12/1/2022	1,965	2,210

Newark Central School District GO, BAN, 2.75%, 6/20/2019	14,000	14,053

North Colonie Central School District GO, BAN, 3.00%, 7/19/2019	25,000	25,138

Oneida County, Sherrill City School District Series B, GO, BAN, 2.50%, 7/26/2019	8,751	8,777

Oneonta City School District GO, BAN, 3.00%, 7/19/2019	6,000	6,028

Owego Apalachin Central School District

Series B, GO, RAN, 2.38%, 6/27/2019	6,443	6,446

Series C, GO, RAN, 2.38%, 6/27/2019	2,500	2,501

Pavilion Central School District, Livingston and Wyoming Counties GO, BAN, 2.75%, 6/21/2019	2,622	2,630

Rome City School District GO, BAN, 2.75%, 8/2/2019	24,925	25,051

Sherburne Earlville Central School District GO, BAN, 3.00%, 8/2/2019	3,500	3,518

Susquehanna Valley Central School District Series B, GO, BAN, 2.75%, 7/2/2019	3,300	3,311

Town of East Fishkill Series A, GO, BAN, 3.50%, 12/17/2019	3,426	3,462

Town of Plattsburgh GO, BAN, 2.75%, 8/23/2019	3,000	3,014

Village of Johnson City GO, BAN, 4.00%, 10/3/2019	2,600	2,631

Weedsport Central School District GO, BAN, 3.00%, 7/12/2019	3,800	3,821

		378,482

Hospital — 0.0% (b)

Jefferson County Civic Facility Development Corp., Samaritan Medical Center Project

Series A, Rev., 2.00%, 11/1/2019	550	549

Series A, Rev., 3.00%, 11/1/2020	575	582

New York State Dormitory Authority, Mount Sinai Hospital Series A, Rev., 5.00%, 7/1/2020	45	47

		1,178

Housing — 0.1%

New York State Housing Finance Agency, 8 East 102nd Street Housing Series A, Rev., VRDO, LOC: TD Bank NA, 1.73%, 3/7/2019 (d)	2,700	2,700

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Industrial Development Revenue/Pollution Control Revenue — 0.7%

Syracuse City Industrial Development Agency, Syracuse University Project Series A, Rev., VRDO, LOC: U.S. Bank NA, 1.71%, 3/7/2019 (d)	20,145	20,145

Other Revenue — 1.9%

New York City Transitional Finance Authority, Future Tax Secured, Fiscal Year 2003 Subseries A-4, Rev., VRDO, LIQ: TD Bank NA, 1.66%, 3/1/2019 (d)	1,250	1,250

New York City Transitional Finance Authority, Future Tax Secured, Fiscal Year 2010 Subseries F-5, Rev., VRDO, LOC: Sumitomo Mitsui Banking Corp., 1.76%, 3/7/2019 (d)	14,675	14,675

New York City Transitional Finance Authority, Future Tax Secured, Fiscal Year 2013 Subseries A-7, Rev., VRDO, LIQ: State Street Bank & Trust, 1.71%, 3/7/2019 (d)	14,155	14,155

New York City Transitional Finance Authority, New York City Recovery Series 3, Subseries 3-G, Rev., VRDO, LIQ: Bank of New York Mellon, 1.77%, 3/7/2019 (d)	3,265	3,265

New York City Trust for Cultural Resources, American Museum of Natural History Series 2014-B1, Rev., (SIFMA Municipal Swap Index Yield + 0.00%), 1.74%, 3/7/2019 (c)	17,225	17,241

New York State Dormitory Authority, North Shore, Long Island Jewish Obligated Group Series A, Rev., 4.00%, 5/1/2020	150	154

Schenectady Metroplex Development Authority Series 2018A, Rev., BAN, 4.00%, 12/27/2019	1,240	1,261

Tender Option Bond Trust Receipts/Certificates Series 2017-XF0591, Rev., VRDO, LIQ: Bank of America NA, 1.89%, 3/7/2019 (d) (f)	6,000	6,000

TSASC, Inc., Tobacco Settlement Series B, Rev., 5.00%, 6/1/2019	150	151

		58,152

Prerefunded — 0.3%

New York City Water and Sewer System Rev., 5.00%, 6/15/2023 (e)	7,165	8,162

Triborough Bridge and Tunnel Authority, MTA Bridges and Tunnels Series A, Rev., 5.00%, 1/1/2022 (e)	1,120	1,226

		9,388

Special Tax — 0.0% (b)

New York State Dormitory Authority, State Personal Income Tax, General Purpose Series A, Rev., 5.00%, 2/15/2021	200	213

SEE NOTES TO FINANCIAL STATEMENTS.

84	J.P. MORGAN MUNICIPAL BOND FUNDS	FEBRUARY 28, 2019

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued

Transportation — 3.1%

Metropolitan Transportation Authority

Subseries 2012G-1, Rev., (ICE LIBOR USD 1 Month + 0.30%), 1.97%, 4/1/2019 (c)	3,505	3,494

Series C-2D, Rev., BAN, 4.00%, 5/15/2019	15,000	15,061

Series A-3, Rev., BAN, 4.00%, 8/15/2019	13,750	13,876

New York State Thruway Authority

Series A, Rev., 5.00%, 5/1/2019	24,395	24,521

Series L, Rev., 5.00%, 1/1/2021	50	53

New York Transportation Development Corp., Delta Air Lines, Inc., Laguardia Airport Terminals C&D Redevelopment Project Rev., AMT, 5.00%, 1/1/2022	14,000	14,997

Niagara Frontier Transportation Authority, Buffalo Niagara International Airport

Series 2019A, Rev., AMT, 5.00%, 4/1/2020	500	516

Series 2019A, Rev., AMT, 5.00%, 4/1/2021	1,540	1,631

Series 2019A, Rev., AMT, 5.00%, 4/1/2022	845	916

Port Authority of New York and New Jersey Rev., AMT, 5.00%, 9/15/2023	10,000	11,375

Triborough Bridge and Tunnel Authority Series D, Rev., (SOFR + 0.50%), 2.09%, 3/1/2019 (c)	10,000	9,890

		96,330

Water & Sewer — 1.2%

New York City Municipal Water Finance Authority, Water and Sewer System, Fiscal Year 2012

Subseries A-2, Rev., VRDO, LIQ: Mizuho Bank Ltd., 1.67%, 3/1/2019 (d)	6,500	6,500

Series B, Subseries B-2, Rev., VRDO, LIQ: State Street Bank & Trust, 1.68%, 3/1/2019 (d)	13,335	13,335

New York City Municipal Water Finance Authority, Water and Sewer System, Second General Resolution, Fiscal Year 2013 Subseries AA-2, Rev., VRDO, LIQ: Bank of Tokyo-Mitsubishi UFJ Ltd., 1.74%, 3/7/2019 (d)	12,560	12,560

New York City Municipal Water Finance Authority, Water and Sewer System, Second General Resolution, Fiscal Year 2015 Series BB-3, Rev., VRDO, LIQ: Sumitomo Mitsui Banking Corp., 1.74%, 3/7/2019 (d)	5,680	5,680

		38,075

Total New York		606,884

North Carolina — 0.9%

Education — 0.2%

North Carolina Capital Facilities Finance Agency, Meredith College

Rev., 5.00%, 6/1/2019	250	251

Rev., 5.00%, 6/1/2020	275	284

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Education — continued

University of North Carolina, Chapel Hill Series B, Rev., (ICE LIBOR USD 1 Month + 0.40%), 2.07%, 4/1/2019 (c)	3,750	3,767

Winston-Salem State University Foundation LLC, The Board of Governors of The University of North Carolina

Rev., AGM, 4.00%, 10/1/2019	90	91

Rev., AGM, 4.00%, 10/1/2020	120	124

		4,517

General Obligation — 0.1%

County of Lincoln Series A, GO, 4.00%, 6/1/2019	2,535	2,550

County of Union Series A, GO, 5.00%, 3/1/2020	20	21

State of North Carolina Series A, GO, 5.00%, 6/1/2019	500	504

Town of Cary Series B, GO, 4.00%, 6/1/2019	25	25

		3,100

Hospital — 0.5%

North Carolina Medical Care Commission, Firsthealth Carolinas Series A, Rev., VRDO, LIQ: Branch Banking & Trust Co., 1.75%, 3/7/2019 (d)	2,830	2,830

North Carolina Medical Care Commission, United Methodist Retirement Homes, Inc., Retirement Facilities Series 2017A, Rev., 5.00%, 10/1/2019	275	279

North Carolina Medical Care Commission, Wake Forest Baptist Obligated Group Series 2019B, Rev., 2.20%, 12/1/2022 (d)	13,500	13,534

		16,643

Housing — 0.1%

Asheville Housing Authority, Ledgewood Village, Multifamily Housing Rev., 1.90%, 12/1/2019 (d)	4,000	3,999

Other Revenue — 0.0% (b)

County of Buncombe, Limited Obligation Series A, Rev., 5.00%, 6/1/2021	20	21

County of Chatham Series 2014, Rev., 5.00%, 11/1/2019	210	215

		236

Prerefunded — 0.0% (b)

County of Wake Rev., 5.00%, 6/1/2019 (e)	25	25

State of North Carolina, Capital Improvement Limited Obligation Annual Appropriation Series A, Rev., 4.50%, 5/1/2019 (e)	25	25

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2019	J.P. MORGAN MUNICIPAL BOND FUNDS	85

JPMorgan Ultra-Short Municipal Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2019 (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued

Prerefunded — continued

Town of Oak Island, Enterprise System Rev., AGC, 5.75%, 6/1/2019 (e)	25	25

		75

Transportation — 0.0% (b)

North Carolina Turnpike Authority, Monroe Connector System Series 2011, Rev., 5.00%, 7/1/2020	420	438

Total North Carolina		29,008

Ohio — 3.2%

Certificate of Participation/Lease — 0.0% (b)

Goshen Local School District, School Facilities Project

COP, 4.00%, 12/15/2019	240	244

COP, 1.50%, 12/15/2020	280	278

		522

General Obligation — 0.7%

City of Cincinnati, Unlimited Tax Refunding and Improvement Series 2014A, GO, 5.00%, 12/1/2019	5,925	6,074

City of Elyria, Improvement, Various Purpose GO, 5.00%, 12/1/2019	1,340	1,372

City of Elyria, Various Purpose GO, BAN, 2.38%, 5/23/2019	820	821

City of Fairfield, Various Purpose GO, BAN, 2.50%, 5/1/2019	3,300	3,304

City of Lorain, Streetscape Improvements GO, BAN, 2.75%, 6/20/2019	650	652

City of Marietta, Various Purpose Series A, GO, BAN, 3.00%, 5/9/2019	3,973	3,981

City of Middletown, Various Purpose GO, 4.00%, 12/1/2019	500	508

City of North Olmsted, Capital Improvements GO, BAN, 2.50%, 4/23/2019	615	616

City of Toledo

GO, AGM, 2.00%, 12/1/2019	180	180

GO, AGM, 4.00%, 12/1/2020	100	104

State of Ohio Series A, GO, 5.00%, 3/15/2019	1,000	1,001

Village of Cuyahoga Heights, Various Purpose Improvement GO, BAN, 3.25%, 6/19/2019	1,250	1,255

		19,868

Hospital — 0.9%

Akron, Bath and Copley Joint Township Hospital District, Summa Health Obligated Group Rev., 5.00%, 11/15/2021	125	135

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Hospital — continued

City of Centerville, Graceworks Lutheran Services

Rev., 5.00%, 11/1/2020	275	284

Rev., 5.00%, 11/1/2021	285	300

County of Allen, Hospital Facilities, Mercy Health Series B, Rev., 5.00%, 5/5/2022 (d)	2,000	2,188

County of Franklin, Hospital Facilities Series 2009A, Class A, Rev., VRDO, LIQ: Barclays Bank plc, 1.73%, 3/7/2019 (d)	1,190	1,190

County of Franklin, Hospital Facilities, OhioHealth Corp. Series B, Rev., (SIFMA Municipal Swap Index Yield + 0.43%), 2.17%, 3/7/2019 (c)	5,000	5,058

County of Franklin, Trinity Health Credit Group Series 2013OH, Rev., 1.70%, 5/1/2019 (d)	8,000	7,997

Ohio Higher Educational Facility Commission, Hospital, Cleveland Clinic Health System Series B-4, Rev., VRDO, LIQ: Barclays Bank plc, 1.69%, 3/1/2019 (d)	3,500	3,500

State of Ohio, University Hospitals Health System, Inc. Series A, Rev., VRDO, 1.99%, 3/1/2019 (d)	8,250	8,250

		28,902

Industrial Development Revenue/Pollution Control Revenue — 0.8%

Ohio State Water Development Authority, Water Pollution Control Loan Fund

Series 2016 A, Rev., VRDO, LIQ: BMO Harris Bank NA, 1.78%, 3/7/2019 (d)	10,400	10,400

Series B, Rev., (SIFMA Municipal Swap Index Yield + 0.22%), 1.96%, 3/7/2019 (c)	13,935	13,911

Rev., 5.25%, 12/1/2020	35	37

		24,348

Other Revenue — 0.0% (b)

City of Cleveland, Subordinate Lien, Public Facilities Improvements Series 2018A, Rev., 5.00%, 10/1/2022	265	293

Village of Obetz

Rev., 5.00%, 12/1/2019	110	113

Rev., 5.00%, 12/1/2020	185	195

Rev., 5.00%, 12/1/2021	125	136

		737

Transportation — 0.3%

City of Cleveland, Airport System Series 2009D, Rev., VRDO, LOC: U.S. Bank NA, 1.71%, 3/7/2019 (d)	1,225	1,225

Columbus Regional Airport Authority, Columbus Ohio Regional Airport Authority Rev., VRDO, LOC: U.S. Bank NA, 1.73%, 3/7/2019 (d)	8,525	8,525

		9,750

SEE NOTES TO FINANCIAL STATEMENTS.

86	J.P. MORGAN MUNICIPAL BOND FUNDS	FEBRUARY 28, 2019

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued

Utility — 0.5%

American Municipal Power, Inc. Series 2019A, Rev., 2.30%, 2/15/2022 (d)	10,000	10,127

Ohio Air Quality Development Authority, Valley Electric Corp., Project Series 2009D, Rev., VRDO, LOC: Bank of Tokyo-Mitsubishi UFJ Ltd., 1.74%, 3/7/2019 (d)	4,450	4,450

		14,577

Total Ohio		98,704

Oklahoma — 0.2%

Education — 0.1%

Canadian County Educational Facilities Authority, Mustang Public Schools Project Rev., 3.00%, 9/1/2019	1,000	1,006

Cleveland County Educational Facilities Authority, Educational Facilities Lease, Noble Public Schools Project Rev., 4.00%, 9/1/2019	120	121

Cleveland County Educational Facilities Authority, Moore Public Schools Project Rev., 5.00%, 6/1/2019	300	302

Cushing Educational Facilities Authority, Public Schools Project Rev., 5.00%, 9/1/2020	50	52

Okarche Economic Development Authority, Okarche Public Schools Project Rev., 4.00%, 9/1/2019	125	126

		1,607

Housing — 0.1%

Oklahoma Housing Finance Agency, Green Rural Development Portfolio Series 2018, Rev., 1.90%, 3/1/2020 (d)	1,500	1,501

Oklahoma Housing Finance Agency, Sooner Haven Apartments Rev., 2.38%, 10/1/2020 (d)	2,375	2,394

		3,895

Other Revenue — 0.0% (b)

Midwest City Municipal Authority, Capital Improvement Series A, Rev., 5.00%, 3/1/2019	50	50

Prerefunded — 0.0% (b)

Oklahoma Turnpike Authority, Turnpike System Series B, Rev., 5.00%, 1/1/2021 (e)	20	21

Total Oklahoma		5,573

Oregon — 0.3%

General Obligation — 0.1%

Clackamas County School District No. 12 Series A, GO, Zero Coupon, 6/15/2019	250	249

County of Washington Series 2016, GO, 5.00%, 6/1/2021	1,875	2,013

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

General Obligation — continued

Salem-Keizer School District No. 24J

GO, 4.00%, 6/15/2019	375	377

GO, 4.00%, 6/15/2020	225	232

GO, 4.00%, 6/15/2021	175	184

GO, 5.00%, 6/15/2021	500	537

		3,592

Hospital — 0.2%

Clackamas County Hospital Facility Authority, Legacy Health System Series B, Rev., VRDO, LOC: U.S. Bank NA, 1.68%, 3/7/2019 (d)	1,000	1,000

Salem Hospital Facility Authority, Hospital Project Series B, Rev., VRDO, LOC: U.S. Bank NA, 1.71%, 3/7/2019 (d)	5,350	5,350

		6,350

Total Oregon		9,942

Pennsylvania — 4.0%

Education — 1.0%

Pennsylvania Higher Educational Facilities Authority

Series A, Rev., 5.00%, 9/1/2019 (e)	8,950	9,100

Series AN, Rev., 5.00%, 6/15/2020	5,975	6,213

Pennsylvania Higher Educational Facilities Authority, Aicup Financing Program-York College of Pennsylvania Project Rev., 2.23%, 5/1/2019 (d)	1,000	1,000

Pennsylvania Higher Educational Facilities Authority, Associates Independent Colleges Rev., 2.72%, 5/1/2021 (d)	2,500	2,541

Pennsylvania Higher Educational Facilities Authority, University of Pennsylvania Health System Rev., 5.00%, 8/15/2019	200	203

Pennsylvania Higher Educational Facilities Authority, Widener University Rev., 2.00%, 7/15/2019	290	289

University of Pittsburgh of the Commonwealth System, Higher Education Panthers Rev., (SIFMA Municipal Swap Index Yield + 0.24%), 1.98%, 3/7/2019 (c)	11,510	11,509

		30,855

General Obligation — 1.1%

Bethlehem Area School District GO, 5.00%, 10/15/2021	13,155	14,258

Butler Area School District

GO, AGM, 3.00%, 10/1/2019	1,150	1,157

GO, AGM, 4.00%, 10/1/2020	865	893

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2019	J.P. MORGAN MUNICIPAL BOND FUNDS	87

JPMorgan Ultra-Short Municipal Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2019 (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued

General Obligation — continued

City of Philadelphia

Series 2009B, GO, VRDO, LOC: Barclays Bank plc, 1.72%, 3/7/2019 (d)	12,965	12,965

Series 2012A, GO, 5.00%, 9/15/2021	45	48

Juniata County School District

GO, AGM, 2.00%, 11/15/2019	190	190

GO, AGM, 5.00%, 11/15/2021	185	201

Municipality of Monroeville GO, 3.00%, 6/1/2020	1,075	1,090

Parkland School District GO, 4.00%, 4/15/2020	1,500	1,537

The School Board of Philadelphia County Series A, GO, 5.00%, 9/1/2019	500	507

Township of Rostraver

GO, AGM, 3.00%, 9/1/2020	140	143

GO, AGM, 4.00%, 9/1/2021	100	105

Township of Upper Darby GO, AGM, 2.00%, 5/1/2019	210	210

		33,304

Hospital — 0.0% (b)

Montgomery County Higher Education and Health Authority, Thomas Jefferson University Series 2018A, Rev., 5.00%, 9/1/2019	500	508

Northampton County General Purpose Authority, Saint Luke’s Hospital Project Series A, Rev., 5.00%, 8/15/2020	25	26

Philadelphia Hospitals and Higher Education Facilities Authority, Temple University Health System, Hospital Rev., 5.00%, 7/1/2019	1,385	1,397

		1,931

Housing — 0.0% (b)

Philadelphia Housing Authority, PHA Headquarters Project Rev., 4.00%, 5/1/2019	250	251

Industrial Development Revenue/Pollution Control Revenue — 0.1%

Franklin County Industrial Development Authority, Menno-Haven, Inc., Project Rev., 4.00%, 12/1/2020	520	532

Lackawanna County Industrial Development Authority, University of Scranton

Rev., 3.00%, 11/1/2019	50	50

Rev., 4.00%, 11/1/2020	100	103

Rev., 5.00%, 11/1/2021	1,000	1,077

Montgomery County Industrial Development Authority, Meadowood Senior Living Project

Series A, Rev., 3.00%, 12/1/2019	140	141

Series A, Rev., 3.00%, 12/1/2020	250	252

Series A, Rev., 3.00%, 12/1/2021	250	254

		2,409

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Other Revenue — 0.9%

Allentown Neighborhood Improvement Zone Development Authority, City Center Project Rev., 5.00%, 5/1/2023 (f)	250	266

Commonwealth Financing Authority, Tobacco Master Settlement Payment

Series 2018, Rev., 5.00%, 6/1/2020	555	575

Series 2018, Rev., 5.00%, 6/1/2021	535	570

Cumberland County Municipal Authority, AICUP Financing Program-Messiah College Project Rev., 2.00%, 4/30/2020 (d)	250	250

Emmaus General Authority Rev., VRDO, LIQ: Wells Fargo Bank NA, AGM, 1.80%, 3/7/2019 (d)	6,090	6,090

Philadelphia Municipal Authority, City Agreement, Juvenile Justice Services Center Rev., 4.00%, 4/1/2019	195	195

Tender Option Bond Trust Receipts/Certificates

Series 2018-XL0060, Rev., VRDO, LIQ: Barclays Bank plc, LOC: Barclays Bank plc, 1.84%, 3/7/2019 (d) (f)	5,650	5,650

Series 2018-XX1, Rev., VRDO, LIQ: Barclays Bank plc, LOC: Barclays Bank plc, 1.84%, 3/7/2019 (d) (f)	8,000	8,000

Series 2018-XM0594, Rev., VRDO, LIQ: Barclays Bank plc, 1.86%, 3/7/2019 (d) (f)	4,600	4,600

Urban Redevelopment Authority of Pittsburgh, Crawford Square Apartments Project Rev., 2.25%, 6/1/2020 (d)	1,850	1,854

		28,050

Prerefunded — 0.0% (b)

City of Philadelphia, Water and Wastewater Rev., 5.00%, 11/1/2022 (e)	1,465	1,636

Commonwealth of Pennsylvania GO, 5.00%, 4/15/2019 (e)	45	45

Pennsylvania Turnpike Commission, Convertible Capital Appreciation Series B2, Rev., 5.35%, 12/1/2020 (e)	30	32

Pennsylvania Turnpike Commission, Oil Franchise Tax Series A-2, Rev., AGC, 5.00%, 12/1/2019 (e)	30	31

West Shore School District GO, AGC, 4.50%, 5/15/2019 (e)	25	25

		1,769

Special Tax — 0.0% (b)

Pennsylvania Intergovernmental Cooperation Authority, City of Philadelphia Funding Program 5.00%, 6/15/2019	20	20

SEE NOTES TO FINANCIAL STATEMENTS.

88	J.P. MORGAN MUNICIPAL BOND FUNDS	FEBRUARY 28, 2019

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued

Transportation — 0.6%

Pennsylvania Turnpike Commission

Series A-1, Rev., (SIFMA Municipal Swap Index Yield + 0.60%), 2.34%, 3/7/2019 (c)	18,000	18,005

Series B, Subseries B-2, Rev., 5.00%, 6/1/2019	75	76

Series B, Subseries B-2, Rev., 5.00%, 6/1/2020	50	52

Pennsylvania Turnpike Commission, Senior Lien Series A, Rev., 5.00%, 12/1/2020	110	116

		18,249

Utility — 0.3%

City of Philadelphia, Gas Works, 1998 General Ordinance, Fifteen Rev., 3.00%, 8/1/2019	2,100	2,110

Philadelphia Gas Works Co. Series C, Rev., VRDO, LOC: Barclays Bank plc, 1.72%, 3/7/2019 (d)	6,000	6,000

		8,110

Total Pennsylvania		124,948

Rhode Island — 0.2%

Education — 0.2%

Rhode Island Health and Educational Building Corp., Higher Education Facility, Rhode Island School of Design Issue Series A, Rev., VRDO, LOC: U.S. Bank NA, 1.68%, 3/7/2019 (d)	4,960	4,960

Rhode Island Health and Educational Building Corp., Public School Program, Providence Public Building Authority Series 2013A, Rev., 5.00%, 5/15/2022	15	17

		4,977

Other Revenue — 0.0% (b)

Providence Public Building Authority, Capital Improvement

Series A, Rev., 4.00%, 9/15/2019	250	252

Series A, Rev., 5.00%, 9/15/2020	200	208

		460

Transportation — 0.0% (b)

Rhode Island Commerce Corp., Department of Transportation Series 2016-A, Rev., GRAN, 5.00%, 6/15/2019	55	55

Rhode Island Commerce Corp., First Lien Special Facility, Rhode Island Airport Corp. Intermodal Facility Project

Series 2018, Rev., 5.00%, 7/1/2019	500	505

Series 2018, Rev., 5.00%, 7/1/2020	585	608

		1,168

Total Rhode Island		6,605

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

South Carolina — 0.6%

Education — 0.0% (b)

Educational Facilities Authority, Wofford College Series B, Rev., 2.37%, 4/1/2022 (d)	500	499

General Obligation — 0.6%

Beaufort County School District Series 2011D, GO, SCSDE, 5.00%, 3/1/2019	40	40

County of Dorchester, Transportation Projects Series A, GO, 4.00%, 5/1/2019	40	40

County of Richland Series 2019A, GO, BAN, 3.00%, 2/27/2020	17,200	17,426

Lexington and Richland County School District No. 5 Series B, GO, SCSDE, 5.00%, 3/1/2019	25	25

		17,531

Industrial Development Revenue/Pollution Control Revenue — 0.0% (b)

South Carolina Jobs-Economic Development Authority, Episcopal Home At Still Hopes

Series 2018A, Rev., 5.00%, 4/1/2019	225	225

Series 2018A, Rev., 5.00%, 4/1/2021	500	521

		746

Prerefunded — 0.0% (b)

Beaufort County School District Series 2009D, GO, SCSDE, 5.00%, 3/1/2019 (e)	50	50

Total South Carolina		18,826

South Dakota — 0.0% (b)

Housing — 0.0% (b)

South Dakota Board of Regents, Housing and Auxiliary Facility System Series 2017, Rev., 5.00%, 4/1/2022	375	410

Other Revenue — 0.0% (b)

South Dakota State Building Authority

Series A, Rev., 3.00%, 6/1/2019	150	151

Series A, Rev., 3.00%, 6/1/2020	200	203

		354

Total South Dakota		764

Tennessee — 2.3%

Education — 0.6%

Metropolitan Government of Nashville and Davidson County, Health and Educational Facilities Board Rev., 1.30%, 7/1/2019 (d)	6,250	6,239

Metropolitan Government of Nashville and Davidson County, Health and Educational Facilities Board, East Webster Street Apartments Project Rev., 2.05%, 4/1/2020 (d)	2,500	2,510

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2019	J.P. MORGAN MUNICIPAL BOND FUNDS	89

JPMorgan Ultra-Short Municipal Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2019 (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued

Education — continued

Metropolitan Government of Nashville and Davidson County, Health and Educational Facilities Board, Oakwood Flats Apartments Project Rev., 2.10%, 10/1/2020 (d)	6,500	6,523

Metropolitan Government of Nashville and Davidson County, Health and Educational Facilities Board, Twelfth and Wedgewood Apartments Project Series 2017, Rev., GNMA, 1.80%, 12/1/2019 (d)	4,000	4,001

		19,273

General Obligation — 0.2%

City of Memphis, General Improvement GO, 5.00%, 6/1/2020	25	26

County of Monroe GO, BAN, 1.20%, 6/15/2019	3,500	3,491

County of Shelby, Public Improvment Series B, GO, VRDO, 1.75%, 3/7/2019 (d)	2,000	2,000

County of Sumner, School and Public Improvement Series 2013, GO, 5.00%, 12/1/2019	105	108

		5,625

Hospital — 0.8%

Chattanooga Health Educational and Housing Facility Board, Catholic Health Services Series 2004C, Rev., VRDO, 1.88%, 3/7/2019 (d)	21,940	21,940

Rutherford County Health and Educational Facilities Board Rev., 2.50%, 11/1/2020 (d)	3,500	3,532

		25,472

Housing — 0.6%

Metropolitan Government Nashville and Davidson County Health and Educational Facilities Board, Multifamily Housing, Dandridge Towers Project Rev., 1.87%, 7/1/2020 (d)	2,400	2,395

Metropolitan Government Nashville and Davidson County Health and Educational Facilities Board, Multifamily Housing, Trevecca Towers I/East Project Rev., 2.00%, 1/1/2021 (d)	10,000	10,015

Metropolitan Government Nashville and Davidson County Health and Educational Facilities Board, Multifamily Housing, Trevecca Towers Ii Project Rev., 2.00%, 1/1/2021 (d)	5,000	5,026

		17,436

Utility — 0.1%

City of Knoxville, Gas System Series W, Rev., 5.00%, 3/1/2019	120	120

Tennessee Energy Acquisition Corp., Gas Project

Series A, Rev., 4.00%, 5/1/2019	625	627

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Utility — continued

Series A, Rev., 4.00%, 5/1/2020	780	794

Series A, Rev., 4.00%, 5/1/2021	730	753

		2,294

Water & Sewer — 0.0% (b)

Jackson Energy Authority, Wastewater System Rev., 5.00%, 12/1/2019	350	359

Total Tennessee		70,459

Texas — 8.4%

Education — 0.3%

Arlington Higher Education Finance Corp., Uplift Education Series 2017A, Rev., PSF-GTD, 3.00%, 12/1/2019	435	439

Austin Community College District Public Facility Corp., Lease, Highland Campus Parking Garage Project

Series 2018C, Rev., 5.00%, 8/1/2024	200	231

Series 2018C, Rev., 5.00%, 8/1/2025	200	236

Austin Community College District, Combined Fee

Rev., 5.00%, 2/1/2020	110	113

Rev., 5.00%, 2/1/2021	160	169

Rev., 5.00%, 2/1/2022	165	179

Rev., 5.00%, 2/1/2023	170	189

Harris County Cultural Education Facilities Finance Corp., TECO Project Series 2017, Rev., 5.00%, 11/15/2019	175	179

McLennan County Junior College District

Rev., AGM, 3.00%, 4/15/2020 (g)	300	304

Rev., AGM, 3.00%, 4/15/2021 (g)	350	358

Rev., AGM, 3.00%, 4/15/2022 (g)	100	103

New Hope Cultural Education Facilities Finance Corp., Longhorn Village Project Rev., 5.00%, 1/1/2020	195	199

New Hope Cultural Education Facilities Finance Corp., Presbyterian Village North Project

Rev., 5.00%, 10/1/2019	410	416

Rev., 5.00%, 10/1/2020	675	697

Rev., 5.00%, 10/1/2021	1,425	1,491

Rev., 5.00%, 10/1/2022	1,495	1,585

Newark Higher Education Finance Corp., Orenda Education Rev., PSF-GTD, 4.00%, 8/15/2019	200	202

University of Texas (The), Board of Regents, Financing System

Series A, Rev., 5.00%, 8/15/2020	25	26

Series D, Rev., 5.00%, 8/15/2021	25	27

University of Texas System (The) Series B, Rev., VRDO, 1.72%, 3/7/2019 (d)	2,410	2,410

		9,553

SEE NOTES TO FINANCIAL STATEMENTS.

90	J.P. MORGAN MUNICIPAL BOND FUNDS	FEBRUARY 28, 2019

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued

General Obligation — 3.9%

City of Arlington, Permanent Improvement GO, 3.00%, 8/15/2019	50	50

City of Corpus Christi GO, 4.00%, 3/1/2019	30	30

City of Galveston

GO, 3.00%, 5/1/2021	130	133

GO, 4.00%, 5/1/2022	590	629

City of Granbury

Series 2018, GO, 2.00%, 8/15/2019	160	160

Series 2018, GO, 2.00%, 8/15/2020	185	186

City of Grand Prairie GO, 5.00%, 2/15/2021	20	21

City of Odessa

Series 2017, GO, 4.00%, 3/1/2019	360	360

Series 2017, GO, 4.00%, 3/1/2020	300	307

City of Wylie GO, 5.00%, 2/15/2020	20	21

Clear Creek Independent School District, School Building Series B, GO, PSF-GTD, 1.45%, 8/14/2020 (d)	2,200	2,192

Corpus Christi Independent School District, School Building Series A, GO, PSF-GTD, 2.00%, 8/15/2019 (d)	1,250	1,250

Counties of Travis, Williamson and Hays, City of Austin, Public Improvement GO, 5.00%, 9/1/2021	50	54

County of Bexar, Harlandale Independent School District GO, PSF-GTD, 3.00%, 8/15/2021 (d)	4,000	4,075

County of Denton GO, 5.00%, 7/15/2020	50	52

County of La Salle

GO, AGM, 5.00%, 3/1/2019	295	295

GO, AGM, 5.00%, 3/1/2020	315	326

GO, AGM, 5.00%, 3/1/2021	345	368

County of La Salle, Unlimited Tax

GO, AGM, 5.00%, 3/1/2019	1,000	1,000

GO, AGM, 5.00%, 3/1/2020	2,075	2,146

GO, AGM, 5.00%, 3/1/2021	2,135	2,278

County of Lubbock GO, 5.00%, 2/15/2020	20	21

County of Travis, Limited Tax GO, 5.00%, 3/1/2019	25	25

Cuero Independent School District, School Building Series 2014, GO, PSF-GTD, 5.00%, 8/15/2021	100	108

Cypress-Fairbanks Independent School District GO, PSF-GTD, 4.00%, 2/15/2020	6,065	6,201

Del Mar College District, Limited Tax GO, 4.00%, 8/15/2019	20	20

El Paso County Hospital District GO, 5.00%, 8/15/2019	175	177

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

General Obligation — continued

Fort Bend County Municipal Utility District No. 151 GO, 3.00%, 9/1/2021	190	195

Fort Bend Independent School District Series B, GO, PSF-GTD, 1.35%, 8/1/2019 (d)	6,560	6,551

Georgetown Independent School District Series 2019-B, GO, PSF-GTD, 2.75%, 8/1/2022 (d)	8,000	8,268

Goose Creek Consolidated Independent School District Series B, GO, PSF-GTD, 1.18%, 8/15/2019 (d)	3,100	3,094

Houston Independent School District, Schoolhouse Series A-2, GO, PSF-GTD, 3.00%, 6/1/2019 (d)	6,000	6,020

Leander Independent School District, Capital Appreciation Series B, GO, Zero Coupon, 8/15/2019	220	218

Midlothian Independent School District, School Building Series B, GO, PSF-GTD, 2.50%, 8/1/2020 (d)	5,000	5,058

New Caney Independent School District, School Building GO, PSF-GTD, 3.00%, 8/15/2021 (d)	1,500	1,545

Northside Independent School District, School Building

GO, PSF-GTD, 1.45%, 6/1/2020 (d)	4,000	3,988

GO, PSF-GTD, 2.00%, 6/1/2021 (d)	3,035	3,049

Remington Municipal Utility District No. 1 GO, AGM, 4.00%, 9/1/2019	275	278

Sienna Plantation Levee Improvement District of Fort Bend County GO, 2.00%, 9/1/2019	250	250

Southside Independent School District, School Building GO, PSF-GTD, 2.00%, 8/15/2019	250	250

State of Texas, Transportation Commission, Multi Mode Mobility Fund Series 2006B, GO, VRDO, LIQ: Texas Comptroller of Public Accounts, 1.75%, 3/7/2019 (d)	23,505	23,505

State of Texas, Veterans

GO, VRDO, LIQ: Sumitomo Mitsui Banking Corp., 1.76%, 3/7/2019 (d)	21,155	21,155

Series 2010C, GO, VRDO, LIQ: State Street Bank & Trust, 1.79%, 3/7/2019 (d)	13,415	13,415

Texas Public Finance Authority Series A, GO, 5.00%, 10/1/2019	25	25

		119,349

Hospital — 1.1%

Harris County Cultural Education Facilities Finance Corp., Memorial Hermann Health System

Rev., VRDO, 1.75%, 3/7/2019 (d)	17,215	17,215

Series D, Rev., VRDO, 1.75%, 3/7/2019 (d)	8,800	8,800

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2019	J.P. MORGAN MUNICIPAL BOND FUNDS	91

JPMorgan Ultra-Short Municipal Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2019 (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued

Hospital — continued

Tarrant County Cultural Education Facilities Finance Corp., Christus Health

Series A, Rev., 4.00%, 7/1/2019	3,000	3,020

Series A, Rev., 5.00%, 7/1/2020	3,460	3,598

		32,633

Industrial Development Revenue/Pollution Control Revenue — 0.6%

Lower Neches Valley Authority Industrial Development Corp., ExxonMobil Project Rev., VRDO, 1.70%, 3/1/2019 (d)	16,100	16,100

Matagorda County Navigation District No. 1, Pollution Control Rev., AMT, 1.75%, 9/1/2020 (d)	4,000	3,930

		20,030

Other Revenue — 1.8%

BB&T Municipal Trust Class B, Rev., LOC: Rabobank Nederland, (SIFMA Municipal Swap Index Yield + 0.55%), 2.29%, 3/7/2019 (c) (f)	8,000	8,000

City of Corpus Christi Rev., 5.00%, 7/15/2019	50	51

State of Texas Rev., TRAN, 4.00%, 8/29/2019	46,555	47,063

		55,114

Prerefunded — 0.0% (b)

Austin Independent School District Series 2013A, GO, PSF-GTD, 5.00%, 8/1/2021 (e)	30	32

City of Houston, Public Improvement Series 2009-A, GO, 5.00%, 3/1/2019 (e)	45	45

Corpus Christi Independent School District, School Building GO, 5.00%, 8/15/2019 (e)	500	508

		585

Transportation — 0.5%

Brazoria County Toll Road Authority, Limited Contract Tax and Subordinate Lien Toll Road Series 2017B, Rev., BAN, 1.45%, 3/1/2020	7,000	6,979

Camino Real Regional Mobility Authority, Subordinate Lien Vehicle Rev., AGM, 5.00%, 6/1/2019	155	156

Central Texas Regional Mobility Authority, Subordinated Lien Rev., 4.00%, 1/1/2022	2,455	2,559

Dallas-Fort Worth International Airport Series E, Rev., 5.00%, 11/1/2019	525	536

Harris County Toll Road Authority, Senior Lien

Series A, Rev., 5.00%, 8/15/2019	1,850	1,878

Series A, Rev., 5.00%, 8/15/2020	1,500	1,571

Series A, Rev., 5.00%, 8/15/2021	1,500	1,619

Love Field Airport Modernization Corp. Rev., AMT, 5.00%, 11/1/2021	125	134

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Transportation — continued

Port Beaumont Navigation District

Rev., 3.00%, 9/1/2019	100	100

Rev., 4.00%, 9/1/2020	155	160

		15,692

Utility — 0.1%

City of Houston, Utility System Series B-6, Rev., VRDO, LOC: Sumitomo Mitsui Banking Corp., 1.76%, 3/7/2019 (d)	4,425	4,425

Water & Sewer — 0.1%

Canyon Regional Water Authority, Wells Ranch I Project Rev., 4.00%, 8/1/2020	20	21

Trinity River Authority Central Regional Wastewater System

Rev., 5.00%, 8/1/2019	1,255	1,272

Rev., 5.00%, 8/1/2020	675	706

		1,999

Total Texas		259,380

Utah — 0.7%

Education — 0.0% (b)

Utah Charter School Finance Authority, Utah Charter Academies Project

Rev., 3.00%, 10/15/2019	200	201

Rev., 3.00%, 10/15/2020	220	223

Rev., 4.00%, 10/15/2021	305	318

		742

Hospital — 0.6%

County of Utah Hospital, IHC Health Services, Inc.

Series C, Rev., VRDO, LIQ: U.S. Bank NA, 1.68%, 3/7/2019 (d)	2,500	2,500

Series D, Rev., VRDO, LIQ: U.S. Bank NA, 1.68%, 3/7/2019 (d)	11,275	11,275

Series B, Rev., VRDO, LIQ: U.S. Bank NA, 1.71%, 3/7/2019 (d)	4,000	4,000

		17,775

Other Revenue — 0.1%

City of Murray, Sales Tax

Series 2018, Rev., 3.00%, 11/15/2019	100	101

Series 2018, Rev., 3.00%, 11/15/2020	235	240

Series 2018, Rev., 4.00%, 11/15/2021	150	159

Utah Infrastructure Agency, Telecommunication Series A, Rev., 2.00%, 10/15/2019	1,000	994

		1,494

SEE NOTES TO FINANCIAL STATEMENTS.

92	J.P. MORGAN MUNICIPAL BOND FUNDS	FEBRUARY 28, 2019

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued

Utility — 0.0% (b)

City of Lehi, Electric Utility

Series 2018, Rev., 4.00%, 6/1/2019	75	76

Series 2018, Rev., 5.00%, 6/1/2020	85	88

Series 2018, Rev., 5.00%, 6/1/2021	75	80

		244

Total Utah		20,255

Virginia — 3.2%

Education — 0.3%

Virginia College Building Authority, Public Higher Education Financing Program Series B, Rev., 5.00%, 9/1/2020	7,685	8,066

Virginia Public School Authority, School Technology and Security Series IV, Rev., 5.00%, 4/15/2019	1,000	1,004

		9,070

General Obligation — 0.1%

City of Charlottesville, Public Improvement Series 2012B, GO, 4.00%, 7/15/2020	200	206

City of Poquoson GO, 5.00%, 2/15/2020	120	124

City of Roanoke GO, 5.00%, 4/1/2019	25	25

Commonwealth of Virginia Series A, GO, 5.00%, 6/1/2021	1,480	1,591

County of Fairfax, Public Improvement Series B, GO, 4.00%, 4/1/2019	25	25

		1,971

Hospital — 0.9%

Albermarle County Economic Development Authority, Virginia Hospital Facilities, Sentara Martha Jefferson Hospital Series 2018A-B, Rev., VRDO, LIQ: TD Bank NA, 1.64%, 3/1/2019 (d)	29,220	29,220

Housing — 0.3%

Newport News Redevelopment and Housing Authority, Berkley Preservation Project Rev., FHA/GNMA, 1.20%, 4/1/2019	10,000	9,995

Industrial Development Revenue/Pollution Control Revenue — 0.5%

Louisa Industrial Development Authority, Virginia Pollution Control Series 2008C, Rev., 1.85%, 5/16/2019 (d)	7,550	7,548

Wise County Industrial Development Authority Series 2009-A, Rev., 2.15%, 9/1/2020 (d)	7,500	7,507

		15,055

Other Revenue — 0.8%

Virginia Public Building Authority, Public Facilities

Series A, Rev., 5.00%, 8/1/2020	5,220	5,463

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Other Revenue — continued

Series C, Rev., 5.00%, 8/1/2020	18,830	19,706

		25,169

Prerefunded — 0.3%

Fairfax County EDA, Community Services Facilities Projects Series A, Rev., 4.50%, 3/1/2021 (e)	8,235	8,696

Transportation — 0.0% (b)

Virginia Commonwealth Transportation Board Series B-G, Rev., 5.00%, 3/15/2021	25	27

Total Virginia		99,203

Washington — 1.7%

General Obligation — 0.1%

County of King, Limited Tax Series A, GO, 5.00%, 7/1/2019	50	51

Kitsap County School District No. 401 Central Kitsap, Unlimited Tax GO, 4.00%, 12/1/2021	75	80

Pend Oreille County, Public Hospital District No. 1

GO, 3.00%, 12/1/2019	155	156

GO, 3.00%, 12/1/2020	155	156

Snohomish County, Edmonds School District No. 15 GO, 5.00%, 12/1/2021	330	359

Snohomish County, Everett School District No. 2 GO, 5.00%, 12/1/2020	25	26

Snohomish County, School District No. 25, Marysville GO, 5.00%, 12/1/2020	170	180

State of Washington, Various Purpose Series R-2011B, GO, 5.00%, 7/1/2019	400	404

		1,412

Hospital — 0.6%

Washington Health Care Facilities Authority, Catholic Health Initiatives

Series 2013B, Rev., (SIFMA Municipal Swap Index Yield + 1.00%), 2.74%, 3/7/2019 (c)	5,000	4,969

Series 2013B, Rev., (SIFMA Municipal Swap Index Yield + 1.40%), 3.14%, 3/7/2019 (c)	10,000	9,967

Washington Health Care Facilities Authority, Overlake Hospital Medical Center Series 2017B, Rev., 5.00%, 7/1/2022	1,210	1,325

Washington Health Care Facilities Authority, Providence Health and Service Series C, Rev., VRDO, LIQ: U.S. Bank NA, 1.75%, 3/7/2019 (d)	3,150	3,150

WBRP 3.2, Washington Biomedical Research Properties Series A, Rev., 5.00%, 1/1/2021	25	26

		19,437

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2019	J.P. MORGAN MUNICIPAL BOND FUNDS	93

JPMorgan Ultra-Short Municipal Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2019 (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued

Housing — 0.8%

Washington State Housing Finance Commission, Multi-Family Housing, Cathedral Plaza Apartments Rev., 2.38%, 7/1/2020 (d)	13,500	13,570

Washington State Housing Finance Commission, Multi-Family Housing, The O’Malley Apartments Rev., 2.37%, 7/1/2020 (d)	8,500	8,544

Washington State Housing Finance Commission, Royal Hills Apartments Series A, Rev., 1.40%, 11/1/2019	4,000	3,987

		26,101

Utility — 0.0% (b)

City of Seattle, Municipal Light and Power Improvement

Series A, Rev., 5.00%, 6/1/2019	35	35

Rev., 5.00%, 9/1/2021	20	22

		57

Water & Sewer — 0.2%

Cascade Water Alliance Rev., 5.00%, 1/1/2021	20	21

City of Seattle, Water Syatem Rev., 5.00%, 9/1/2020	25	26

County of King, Junior Lien Rev., 2.45%, 12/1/2020 (d)	6,615	6,677

		6,724

Total Washington		53,731

West Virginia — 0.1%

Utility — 0.1%

West Virginia Economic Development Authority, Appalachian Power Co. — AMOS Project Series 2009A, Rev., 2.63%, 6/1/2022 (d)	3,805	3,849

Wisconsin — 1.9%

Education — 0.7%

Milwaukee Redevelopment Authority, Milwaukee Public Schools Rev., 4.00%, 11/15/2021	55	58

Wisconsin Health and Educational Facilities Authority, Advocate Aurora Health Credit Group Series 2018C-1, Rev., (SIFMA Municipal Swap Index Yield + 0.35%), 2.09%, 3/7/2019 (c)	21,865	21,792

Wisconsin Health and Educational Facilities Authority, Franciscan Sisters of Christian Charity Sponsored Ministries, Inc.

Series 2017A, Rev., 5.00%, 9/1/2019	145	146

Series 2017A, Rev., 5.00%, 9/1/2020	155	160

Series 2017A, Rev., 5.00%, 9/1/2021	160	168

		22,324

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

General Obligation — 0.6%

Burlington Area School District GO, BAN, 3.00%, 8/6/2019	3,500	3,506

City of Fond Du Lac Series 2017B, GO, 2.00%, 4/1/2019	225	225

City of Kenosha GO, 3.00%, 2/1/2021 (g)	1,000	1,024

City of Middletown

GO, 3.00%, 3/1/2020	200	203

GO, 3.00%, 3/1/2021	355	363

Coleman School District, Marinette and Oconto Counties

GO, 3.00%, 3/1/2019	50	50

GO, 3.00%, 9/1/2019	170	171

County of Manitowoc GO, 2.00%, 11/1/2019	215	215

County of Milwaukee, Whitnall School District GO, 3.00%, 3/1/2019	175	175

Eleva-Strum School District

GO, 4.00%, 4/1/2019	165	165

GO, 3.00%, 4/1/2020	230	233

GO, 3.00%, 4/1/2021	450	461

Gibraltar Area School District, Wisconsin Promissory Notes

GO, 4.00%, 3/1/2020	440	450

GO, 4.00%, 3/1/2021	700	730

GO, 4.00%, 3/1/2022	315	335

Pewaukee School District

GO, BAN, 3.00%, 8/1/2019	4,300	4,310

Series 2019A, GO, 5.00%, 3/1/2024 (g)	375	430

Randall Consolidated School Joint No. 1

GO, 4.00%, 3/1/2019	360	360

GO, 4.00%, 3/1/2020	380	388

GO, 4.00%, 3/1/2021	175	182

State of Wisconsin Series B, GO, 5.00%, 5/1/2019	2,900	2,915

Village of Menomonee Falls, Promissory Note

Series A, GO, 3.00%, 6/1/2019	50	50

Series B, GO, 3.38%, 3/1/2020	250	252

Series A, GO, 3.00%, 6/1/2021	270	276

Village of Pulaski

GO, AGM, 2.00%, 4/1/2019	160	160

GO, AGM, 3.00%, 4/1/2020	160	162

Wittenberg Birnamwood School District

GO, AGM, 4.00%, 3/1/2021 (g)	130	135

GO, AGM, 4.00%, 3/1/2022 (g)	260	276

GO, AGM, 4.00%, 3/1/2023 (g)	280	302

		18,504

SEE NOTES TO FINANCIAL STATEMENTS.

94	J.P. MORGAN MUNICIPAL BOND FUNDS	FEBRUARY 28, 2019

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued

Industrial Development Revenue/Pollution Control Revenue — 0.0% (b)

State of Wisconsin Environmental Improvement Fund Series A, Rev., 5.00%, 6/1/2019	1,000	1,009

Other Revenue — 0.4%

Village of DeForest Series C, Rev., 3.00%, 5/1/2023	4,865	4,990

Village of Howard Rev., 2.00%, 12/1/2021	6,965	6,972

		11,962

Transportation — 0.1%

Wisconsin Department of Transportation

Series 1, Rev., 5.00%, 7/1/2020	2,135	2,228

Series 1, Rev., 5.00%, 7/1/2021	25	27

		2,255

Utility — 0.1%

WPPI Energy, Power Supply System Series A, Rev., 5.00%, 7/1/2020	3,275	3,414

Total Wisconsin		59,468

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Wyoming — 0.0% (b)

Utility — 0.0% (b)

Consolidated Municipalities Electric Power Systems Joint Powers Board, Electrical System Project Series 2014-A, Rev., 2.00%, 6/1/2019	75	75

Total Municipal Bonds (Cost $3,034,826)		3,037,143

	SHARES (000)
Short-term Investments — 3.5%

Investment Companies — 3.5%

JPMorgan Institutional Tax Free Money Market Fund Class IM Shares, 1.57% (h) (i) (Cost $106,738)	106,738	106,738

Total Investments — 101.8% (Cost $3,141,564)		3,143,881
Liabilities in Excess of Other Assets — (1.8%)		(55,435)

NET ASSETS — 100.0%		3,088,446

Percentages indicated are based on net assets.

Abbreviations

AGC	Insured by Assured Guaranty Corp.
AGM	Insured by Assured Guaranty Municipal Corp.
AMBAC	Insured by American Municipal Bond Assurance Corp.
AMT	Alternative Minimum Tax
BAN	Bond Anticipation Note
COP	Certificate of Participation
EDA	Economic Development Authority
FHA	Federal Housing Administration
FHLMC	Federal Home Loan Mortgage Corp.
FNMA	Federal National Mortgage Association
GNMA	Government National Mortgage Association
GO	General Obligation
GRAN	Grant Revenue Anticipation Note
ICE	Intercontinental Exchange
IDA	Industrial Development Authority
LIBOR	London Interbank Offered Rate
LIQ	Liquidity Agreement
LOC	Letter of Credit
MTA	Metropolitan Transportation Authority
NATL	Insured by National Public Finance Guarantee Corp.
PSF-GTD	Permanent School Fund Guaranteed
RAN	Revenue Anticipation Note
RE	Reinsured
Rev.	Revenue
SCSDE	South Carolina School District Enhancement
SIFMA	The Securities Industry and Financial Markets Association
SOFR	Secured Overnight Financing Rate
TAN	Tax Anticipation Note

TRAN	Tax & Revenue Anticipation Note
USD	United States Dollar
VRDO	Variable Rate Demand Obligation. The interest rate shown is the rate in effect as of February 28, 2019.

(a)	The date shown represents the earliest of the prerefunded date, next put date or final maturity date.
(b)	Amount rounds to less than 0.1% of net assets.
(c)	Variable or floating rate security, linked to the referenced benchmark. The interest rate shown is the current rate as of February 28, 2019.
(d)	Variable or floating rate security, the interest rate of which adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. The interest rate shown is the current rate as of February 28, 2019.
(e)	Security is prerefunded or escrowed to maturity.
(f)	Securities exempt from registration under Rule 144A or section 4(a) (2), of the Securities Act of 1933, as amended. Under procedures approved by the Board of Trustees, such securities have been determined to be liquid by the investment adviser and may be resold, normally to qualified institutional buyers in transactions exempt from registration.
(g)	All or a portion of the security is a when-issued security, delayed delivery security, or forward commitment.
(h)	Investment in affiliate. Fund is registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc.
(i)	The rate shown is the current yield as of February 28, 2019.

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2019	J.P. MORGAN MUNICIPAL BOND FUNDS	95

STATEMENTS OF ASSETS AND LIABILITIES

AS OF FEBRUARY 28, 2019

(Amounts in thousands, except per share amounts)

	JPMorgan High Yield Municipal Fund (formerly known as JPMorgan Tax Aware High Income Fund)	JPMorgan Municipal Income Fund	JPMorgan Short- Intermediate Municipal Bond Fund
ASSETS:
Investments in non-affiliates, at value	$146,476	$192,484	$1,461,489
Investments in affiliates, at value	12,206	14,034	47,778
Receivables:
Investment securities sold	1,314	383	8,026
Investment securities sold — delayed delivery securities	8	225	3,206
Fund shares sold	392	318	7,661
Interest from non-affiliates	1,533	1,944	13,314
Dividends from affiliates	15	18	79
Due from adviser	53	4	—

Total Assets	161,997	209,410	1,541,553

LIABILITIES:
Payables:
Due to custodian	10	—	653
Investment securities purchased	24	5,719	27,021
Investment securities purchased — delayed delivery securities	3,354	4,915	34,114
Fund shares redeemed	1	120	1,327
Accrued liabilities:
Investment advisory fees	—	—	149
Distribution fees	18	19	9
Service fees	11	11	29
Custodian and accounting fees	22	22	34
Trustees’ and Chief Compliance Officer’s fees	—	—	—	(a)
Other	63	46	93

Total Liabilities	3,503	10,852	63,429

Net Assets	$158,494	$198,558	$1,478,124

(a)	Amount rounds to less than one thousand.

SEE NOTES TO FINANCIAL STATEMENTS.

96	J.P. MORGAN MUNICIPAL BOND FUNDS	FEBRUARY 28, 2019

	JPMorgan High Yield Municipal Fund (formerly known as JPMorgan Tax Aware High Income Fund)	JPMorgan Municipal Income Fund	JPMorgan Short- Intermediate Municipal Bond Fund
NET ASSETS:
Paid-in-Capital	$156,484	$195,174	$1,477,824
Total distributable earnings (loss) (a)	2,010	3,384	300

Total Net Assets	$158,494	$198,558	$1,478,124

Net Assets:
Class A	$43,565	$60,078	$33,554
Class C	17,929	12,833	4,590
Class I	95,662	74,386	573,350
Class R6	1,338	51,261	866,630

Total	$158,494	$198,558	$1,478,124

Outstanding units of beneficial interest (shares)
($0.0001 par value; unlimited number of shares authorized):
Class A	4,006	6,291	3,197
Class C	1,652	1,357	434
Class I	8,797	7,847	54,351
Class R6	123	5,410	82,185

Net Asset Value (b):
Class A — Redemption price per share	$10.88	$9.55	$10.49
Class C — Offering price per share (c)	10.85	9.45	10.59
Class I — Offering and redemption price per share	10.87	9.48	10.55
Class R6 — Offering and redemption price per share	10.87	9.48	10.54
Class A maximum sales charge	3.75%	3.75%	2.25%
Class A maximum public offering price per share [net asset value per share/(100% — maximum sales charge)]	$11.30	$9.92	$10.73

Cost of investments in non-affiliates	$144,048	$188,957	$1,445,100
Cost of investments in affiliates	12,206	14,034	47,778

(a)

Total distributable earnings have been aggregated to conform to the current presentation requirements for the adoption of the Securities and Exchange Commission’s Disclosure Update and Simplification Rule. See Note 9.

(b)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.
(c)	Redemption price for Class C Shares varies based upon length of time the shares are held.

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2019	J.P. MORGAN MUNICIPAL BOND FUNDS	97

STATEMENTS OF ASSETS AND LIABILITIES

AS OF FEBRUARY 28, 2019 (continued)

(Amounts in thousands, except per share amounts)

	JPMorgan Tax Free Bond Fund	JPMorgan Ultra-Short Municipal Fund
ASSETS:
Investments in non-affiliates, at value	$373,195	$3,037,143
Investments in affiliates, at value	7,778	106,738
Cash	65	—
Deposits at broker for futures contracts	190	—
Receivables:
Investment securities sold	268	755
Investment securities sold — delayed delivery securities	55	—
Fund shares sold	312	12,577
Interest and dividends from non-affiliates	3,898	20,953
Dividends from affiliates	13	247
Variation margin on futures contracts	38	—
Due from adviser	—	20

Total Assets	385,812	3,178,433

LIABILITIES:
Payables:
Due to custodian	—	6
Investment securities purchased	—	59,962
Investment securities purchased — delayed delivery securities	2,068	7,305
Fund shares redeemed	962	21,754
Accrued liabilities:
Investment advisory fees	49	—
Administration fees	1	—
Distribution fees	41	15
Service fees	9	485
Custodian and accounting fees	36	32
Other	47	428

Total Liabilities	3,213	89,987

Net Assets	$382,599	$3,088,446

SEE NOTES TO FINANCIAL STATEMENTS.

98	J.P. MORGAN MUNICIPAL BOND FUNDS	FEBRUARY 28, 2019

	JPMorgan Tax Free Bond Fund	JPMorgan Ultra-Short Municipal Fund
NET ASSETS:
Paid-in-Capital	$378,019	$3,086,328
Total distributable earnings (loss) (a)	4,580	2,118

Total Net Assets	$382,599	$3,088,446

Net Assets:
Class A	$132,813	$67,256
Class C	27,701	—
Class I	135,295	3,021,190
Class R6	86,790	—

Total	$382,599	$3,088,446

Outstanding units of beneficial interest (shares)
($0.0001 par value; unlimited number of shares authorized):
Class A	11,281	6,708
Class C	2,373	—
Class I	11,541	301,569
Class R6	7,406	—

Net Asset Value (b):
Class A — Redemption price per share	$11.77	$10.03
Class C — Offering price per share (c)	11.67	—
Class I — Offering and redemption price per share	11.72	10.02
Class R6 — Offering and redemption price per share	11.72	—
Class A maximum sales charge	3.75%	2.25%
Class A maximum public offering price per share
[net asset value per share/(100% — maximum sales charge)]	$12.23	$10.26

Cost of investments in non-affiliates	$360,536	$3,034,826
Cost of investments in affiliates	7,778	106,738

(a)

Total distributable earnings have been aggregated to conform to the current presentation requirements for the adoption of the Securities and Exchange Commission’s Disclosure Update and Simplification Rule. See Note 9.

(b)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.
(c)	Redemption price for Class C Shares varies based upon length of time the shares are held.

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2019	J.P. MORGAN MUNICIPAL BOND FUNDS	99

STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED FEBRUARY 28, 2019

(Amounts in thousands)

	JPMorgan High Yield Municipal Fund (formerly known as JPMorgan Tax Aware High Income Fund)		JPMorgan Municipal Income Fund		JPMorgan Short- Intermediate Municipal Bond Fund
INVESTMENT INCOME:
Interest income from non-affiliates	$4,739		$5,847		$34,708
Interest income from affiliates	—	(a)	—	(a)	— (a)
Dividend income from non-affiliates	1		—		—
Dividend income from affiliates	101		97		879

Total investment income	4,841		5,944		35,587

EXPENSES:
Investment advisory fees	426		602		3,983
Administration fees	97		161		1,278
Distribution fees:
Class A	88		152		79
Class C	132		103		39
Service fees:
Class A	88		152		79
Class C	44		34		13
Class I	172		169		3,592
Custodian and accounting fees	72		71		134
Interest expense to affiliates	—	(a)	—		1
Professional fees	124		66		84
Trustees’ and Chief Compliance Officer’s fees	25		26		31
Printing and mailing costs	34		12		41
Registration and filing fees	79		69		82
Transfer agency fees (See Note 2.J.)	6		8		17
Other	9		9		38

Total expenses	1,396		1,634		9,491

Less fees waived	(545)		(532)		(5,434)
Less expense reimbursements	(52)		(3)		—

Net expenses	799		1,099		4,057

Net investment income (loss)	4,042		4,845		31,530

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	248		17		(4,496)
Investments in affiliates	—	(a)	—	(a)	— (a)

Net realized gain (loss)	248		17		(4,496)

Change in net unrealized appreciation/depreciation on investments in non-affiliates	1,124		1,465		18,414

Net realized/unrealized gains (losses)	1,372		1,482		13,918

Change in net assets resulting from operations	$5,414		$6,327		$45,448

(a)	Amount rounds to less than one thousand.

SEE NOTES TO FINANCIAL STATEMENTS.

100	J.P. MORGAN MUNICIPAL BOND FUNDS	FEBRUARY 28, 2019

	JPMorgan Tax Free Bond Fund	JPMorgan Ultra-Short Municipal Fund
INVESTMENT INCOME:
Interest income from non-affiliates	$14,460	$39,023
Interest income from affiliates	—	2
Dividend income from non-affiliates	— (a)	—
Dividend income from affiliates	220	2,171

Total investment income	14,680	41,196

EXPENSES:
Investment advisory fees	1,086	3,725
Administration fees	290	1,984
Distribution fees:
Class A	329	59
Class C	207	—
Service fees:
Class A	329	59
Class C	69	—
Class I	450	6,148
Custodian and accounting fees	111	152
Interest expense to affiliates	— (a)	1
Professional fees	87	78
Trustees’ and Chief Compliance Officer’s fees	29	33
Printing and mailing costs	16	58
Registration and filing fees	74	535
Transfer agency fees (See Note 2.J.)	17	18
Other	80	54

Total expenses	3,174	12,904

Less fees waived	(1,061)	(6,834)
Less expense reimbursements	—	(23)

Net expenses	2,113	6,047

Net investment income (loss)	12,567	35,149

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	(1,698)	(276)
Investments in affiliates	— (a)	(4)
Futures contracts	(162)	—

Net realized gain (loss)	(1,860)	(280)

Distributions of capital gains received from investment company non-affiliates	8	—
Change in net unrealized appreciation/depreciation on:
Investments in non-affiliates	510	5,321
Futures contracts	45	—

Change in net unrealized appreciation/depreciation	555	5,321

Net realized/unrealized gains (losses)	(1,297)	5,041

Change in net assets resulting from operations	$11,270	$40,190

(a)	Amount rounds to less than one thousand.

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2019	J.P. MORGAN MUNICIPAL BOND FUNDS	101

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED

(Amounts in thousands)

	JPMorgan High Yield Municipal Fund (formerly known as JPMorgan Tax Aware High Income Fund)		JPMorgan Municipal Income Fund
	Year Ended February 28, 2019	Year Ended February 28, 2018	Year Ended February 28, 2019	Year Ended February 28, 2018
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$4,042	$2,536	$4,845	$6,387
Net realized gain (loss)	248	(268)	17	2,097
Change in net unrealized appreciation/depreciation	1,124	(245)	1,465	(4,584)

Change in net assets resulting from operations	5,414	2,023	6,327	3,900

DISTRIBUTIONS TO SHAREHOLDERS: (a)
Class A	(1,161)	(912)	(1,687)	(2,135)
Class C	(485)	(411)	(306)	(404)
Class I	(2,376)	(1,253)	(2,044)	(4,509)
Class R6 (b)	(4)	—	(1,817)	(1,087)

Total distributions to shareholders	(4,026)	(2,576)	(5,854)	(8,135)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	52,086	5,568	(19,210)	(49,281)

NET ASSETS:
Change in net assets	53,474	5,015	(18,737)	(53,516)
Beginning of period	105,020	100,005	217,295	270,811

End of period	$158,494	$105,020	$198,558	$217,295

(a)

The prior period distributions have been reclassified to conform to current period presentation for the adoption of the Securities and Exchange Commission’s Disclosure Update and Simplification Rule. See Note 9. Prior period balances were as follows:

	JPMorgan High Yield Municipal Fund	JPMorgan Municipal Income Fund
Class A
From net investment income	$(912)	$(1,664)
From net realized gains	—	(471)
Class C
From net investment income	(411)	(293)
From net realized gains	—	(111)
Class I
From net investment income	(1,253)	(3,943)
From net realized gains	—	(566)
Class R6 (b)
From net investment income	—	(494)
From net realized gains	—	(593)

(b)	Commencement of offering of class of shares effective November 1, 2018 for JPMorgan High Yield Municipal Fund and November 6, 2017 for JPMorgan Municipal Income Fund.

SEE NOTES TO FINANCIAL STATEMENTS.

102	J.P. MORGAN MUNICIPAL BOND FUNDS	FEBRUARY 28, 2019

	JPMorgan Short-Intermediate Municipal Bond Fund		JPMorgan Tax Free Bond Fund
	Year Ended February 28, 2019	Year Ended February 28, 2018	Year Ended February 28, 2019	Year Ended February 28, 2018
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$31,530	$35,300	$12,567	$10,704
Net realized gain (loss)	(4,496)	(2,785)	(1,860)	(95)
Distributions of capital gains received from investment company non-affiliates	—	—	8	—
Change in net unrealized appreciation/depreciation	18,414	(12,921)	555	(3,101)

Change in net assets resulting from operations	45,448	19,594	11,270	7,508

DISTRIBUTIONS TO SHAREHOLDERS: (a)
Class A	(498)	(348)	(4,427)	(4,552)
Class C	(53)	(56)	(780)	(779)
Class I	(27,873)	(34,696)	(6,496)	(5,375)
Class R6 (b)	(3,081)	—	(871)	—
Select Class (c)	—	(171)	—	—

Total distributions to shareholders	(31,505)	(35,271)	(12,574)	(10,706)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	(255,405)	(340,775)	67,878	(3,172)

NET ASSETS:
Change in net assets	(241,462)	(356,452)	66,574	(6,370)
Beginning of period	1,719,586	2,076,038	316,025	322,395

End of period	$1,478,124	$1,719,586	$382,599	$316,025

(a)

The prior period distributions have been reclassified to conform to current period presentation for the adoption of the Securities and Exchange Commission’s Disclosure Update and Simplification Rule. See Note 9. Prior period balances were as follows:

	JPMorgan Short-Intermediate Municipal Bond Fund	JPMorgan Tax Free Bond Fund
Class A
From net investment income	$(348)	$(4,552)
Class C
From net investment income	(56)	(779)
Class I
From net investment income	(34,696)	(5,375)
Select Class (c)
From net investment income	(171)	—

(b)	Commencement of offering of class of shares effective October 1, 2018.
(c)

All remaining Select Class Shares converted into Institutional Class Shares and the Institutional Class Shares were then renamed to Class I Shares on April 3, 2017. Additionally, on April 3, 2017, Select Class Shares were no longer offered.

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2019	J.P. MORGAN MUNICIPAL BOND FUNDS	103

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	JPMorgan Ultra-Short Municipal Fund
	Year Ended February 28, 2019	Year Ended February 28, 2018
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$35,149	$10,258
Net realized gain (loss)	(280)	(57)
Change in net unrealized appreciation/depreciation	5,321	(3,044)

Change in net assets resulting from operations	40,190	7,157

DISTRIBUTIONS TO SHAREHOLDERS: (a)
Class A	(289)	(8)
Class I	(34,837)	(10,137)

Total distributions to shareholders	(35,126)	(10,145)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	1,018,313	2,035,882

NET ASSETS:
Change in net assets	1,023,377	2,032,894
Beginning of period	2,065,069	32,175

End of period	$3,088,446	$2,065,069

(a)

The prior period distributions have been reclassified to conform to current period presentation for the adoption of the Securities and Exchange Commission’s Disclosure Update and Simplification Rule. See Note 9. Prior period balances were as follows:

JPMorgan Ultra-Short Municipal Fund
Class A
From net investment income	$(8)
Class I
From net investment income	(10,137)

SEE NOTES TO FINANCIAL STATEMENTS.

104	J.P. MORGAN MUNICIPAL BOND FUNDS	FEBRUARY 28, 2019

	JPMorgan High Yield Municipal Fund (formerly known as JPMorgan Tax Aware High Income Fund)		JPMorgan Municipal Income Fund
	Year Ended February 28, 2019	Year Ended February 28, 2018	Year Ended February 28, 2019	Year Ended February 28, 2018
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$20,871	$10,087	$12,450	$22,238
Distributions reinvested	1,119	879	1,650	2,094
Cost of shares redeemed	(13,888)	(19,315)	(20,462)	(33,567)

Change in net assets resulting from Class A capital transactions	$8,102	$(8,349)	$(6,362)	$(9,235)

Class C
Proceeds from shares issued	$3,949	$1,868	$1,885	$5,107
Distributions reinvested	453	381	282	362
Cost of shares redeemed	(5,304)	(4,386)	(4,495)	(7,178)

Change in net assets resulting from Class C capital transactions	$(902)	$(2,137)	$(2,328)	$(1,709)

Class I
Proceeds from shares issued	$73,404	$29,022	$27,767	$42,887
Distributions reinvested	2,340	1,075	1,985	1,807
Cost of shares redeemed	(32,194)	(14,043)	(26,769)	(149,658)

Change in net assets resulting from Class I capital transactions	$43,550	$16,054	$2,983	$(104,964)

Class R6 (a)
Proceeds from shares issued	$1,359	$—	$29,141	$90,639
Distributions reinvested	4	—	1,807	1,086
Cost of shares redeemed	(27)	—	(44,451)	(25,098)

Change in net assets resulting from Class R6 capital transactions	$1,336	$—	$(13,503)	$66,627

Total change in net assets resulting from capital transactions	$52,086	$5,568	$(19,210)	$(49,281)

(a)	Commencement of offering of class of shares effective November 1, 2018 for JPMorgan High Yield Municipal Fund and November 6, 2017 for JPMorgan Municipal Income Fund.

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2019	J.P. MORGAN MUNICIPAL BOND FUNDS	105

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	JPMorgan High Yield Municipal Fund (formerly known as JPMorgan Tax Aware High Income Fund)		JPMorgan Municipal Income Fund
	Year Ended February 28, 2019	Year Ended February 28, 2018	Year Ended February 28, 2019	Year Ended February 28, 2018
SHARE TRANSACTIONS:
Class A
Issued	1,939	924	1,312	2,271
Reinvested	104	81	174	215
Redeemed	(1,291)	(1,785)	(2,157)	(3,430)

Change in Class A Shares	752	(780)	(671)	(944)

Class C
Issued	367	170	201	526
Reinvested	42	35	30	38
Redeemed	(493)	(402)	(480)	(742)

Change in Class C Shares	(84)	(197)	(249)	(178)

Class I
Issued	6,812	2,664	2,949	4,427
Reinvested	218	98	211	188
Redeemed	(2,991)	(1,286)	(2,843)	(15,458)

Change in Class I Shares	4,039	1,476	317	(10,843)

Class R6 (a)
Issued	125	—	3,084	9,369
Reinvested	— (b)	—	193	113
Redeemed	(2)	—	(4,719)	(2,630)

Change in Class R6 Shares	123	—	(1,442)	6,852

(a)	Commencement of offering of class of shares effective November 1, 2018 for JPMorgan High Yield Municipal Fund and November 6, 2017 for JPMorgan Municipal Income Fund.
(b)	Amount rounds to less than one thousand.

SEE NOTES TO FINANCIAL STATEMENTS.

106	J.P. MORGAN MUNICIPAL BOND FUNDS	FEBRUARY 28, 2019

	JPMorgan Short-Intermediate Municipal Bond Fund		JPMorgan Tax Free Bond Fund
	Year Ended February 28, 2019	Year Ended February 28, 2018	Year Ended February 28, 2019	Year Ended February 28, 2018
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$12,978	$10,656	$27,996	$31,215
Net assets acquired in Fund reorganization (See Note 8)	—	—	21,528	—
Distributions reinvested	493	344	4,255	4,375
Cost of shares redeemed	(12,624)	(8,869)	(50,846)	(52,729)

Change in net assets resulting from Class A capital transactions	$847	$2,131	$2,933	$(17,139)

Class C
Proceeds from shares issued	$837	$861	$3,406	$3,952
Net assets acquired in Fund reorganization (See Note 8)	—	—	6,298	—
Distributions reinvested	45	49	757	770
Cost of shares redeemed	(2,741)	(8,514)	(7,789)	(11,395)

Change in net assets resulting from Class C capital transactions	$(1,859)	$(7,604)	$2,672	$(6,673)

Class I
Proceeds from shares issued	$506,582	$1,080,724	$75,091	$59,833
Net assets acquired in Fund reorganization (See Note 8)	—	—	76,798	—
Distributions reinvested	27,411	16,842	6,079	3,871
Cost of shares redeemed	(1,650,500)	(1,429,300)	(181,002)	(43,064)
Conversion from Select Class Shares	—	140,758	—	—

Change in net assets resulting from Class I capital transactions	$(1,116,507)	$(190,976)	$(23,034)	$20,640

Class R6 (a)
Proceeds from shares issued	$940,450	$—	$95,064	$—
Distributions reinvested	3,081	—	871	—
Cost of shares redeemed	(81,417)	—	(10,628)	—

Change in net assets resulting from Class R6 capital transactions	$862,114	$—	$85,307	$—

Select Class (b)
Proceeds from shares issued	$—	$1,645	$—	$—
Distributions reinvested	—	28	—	—
Cost of shares redeemed	—	(5,241)	—	—
Conversion to Class I Shares	—	(140,758)	—	—

Change in net assets resulting from Select Class capital transactions	$—	$(144,326)	$—	$—

Total change in net assets resulting from capital transactions	$(255,405)	$(340,775)	$67,878	$(3,172)

(a)	Commencement of offering of class of shares effective October 1, 2018.
(b)

All remaining Select Class Shares converted into Institutional Class Shares and the Institutional Class Shares were then renamed to Class I Shares on April 3, 2017. Additionally, on April 3, 2017, Select Class Shares were no longer offered.

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2019	J.P. MORGAN MUNICIPAL BOND FUNDS	107

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	JPMorgan Short-Intermediate Municipal Bond Fund		JPMorgan Tax Free Bond Fund
	Year Ended February 28, 2019	Year Ended February 28, 2018	Year Ended February 28, 2019	Year Ended February 28, 2018
SHARE TRANSACTIONS:
Class A
Issued	1,248	1,013	2,382	2,587
Shares issued in connection with Fund reorganization (See Note 8)	—	—	1,824	—
Reinvested	48	33	363	365
Redeemed	(1,215)	(844)	(4,325)	(4,402)

Change in Class A Shares	81	202	244	(1,450)

Class C
Issued	81	81	293	331
Shares issued in connection with Fund reorganization (See Note 8)	—	—	538	—
Reinvested	4	4	65	65
Redeemed	(262)	(801)	(670)	(957)

Change in Class C Shares	(177)	(716)	226	(561)

Class I
Issued	48,416	102,244	6,441	5,004
Shares issued in connection with Fund reorganization (See Note 8)	—	—	6,534	—
Reinvested	2,627	1,599	520	324
Redeemed	(157,651)	(135,480)	(15,581)	(3,597)
Conversion from Select Class Shares	—	13,367	—	—

Change in Class I Shares	(106,608)	(18,270)	(2,086)	1,731

Class R6 (a)
Issued	89,640	—	8,243	—
Reinvested	293	—	75	—
Redeemed	(7,748)	—	(912)	—

Change in Class R6 Shares	82,185	—	7,406	—

Select Class (b)
Issued	—	152	—	—
Reinvested	—	3	—	—
Redeemed	—	(500)	—	—
Conversion to Class I Shares	—	(13,393)	—	—

Change in Select Class Shares	—	(13,738)	—	—

(a)	Commencement of offering of class of shares effective October 1, 2018.
(b)	Select Class Shares of JPMorgan Short-Intermediate Municipal Bond Fund had no assets from the close of business on April 3, 2017.

SEE NOTES TO FINANCIAL STATEMENTS.

108	J.P. MORGAN MUNICIPAL BOND FUNDS	FEBRUARY 28, 2019

	JPMorgan Ultra-Short Municipal Fund
	Year Ended February 28, 2019	Year Ended February 28, 2018
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$167,723	$2,427
Distributions reinvested	289	8
Cost of shares redeemed	(101,733)	(2,179)

Change in net assets resulting from Class A capital transactions	$66,279	$256

Class I
Proceeds from shares issued	$2,716,009	$3,119,503
Distributions reinvested	34,620	5,769
Cost of shares redeemed	(1,798,595)	(1,089,646)

Change in net assets resulting from Class I capital transactions	$952,034	$2,035,626

Total change in net assets resulting from capital transactions	$1,018,313	$2,035,882

SHARE TRANSACTIONS:
Class A
Issued	16,758	242
Reinvested	29	1
Redeemed	(10,156)	(218)

Change in Class A Shares	6,631	25

Class I
Issued	271,523	311,420
Reinvested	3,462	577
Redeemed	(179,780)	(108,793)

Change in Class I Shares	95,205	203,204

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2019	J.P. MORGAN MUNICIPAL BOND FUNDS	109

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income
JPMorgan High Yield Municipal Fund (formerly known as JPMorgan Tax Aware High Income Fund)
Class A
Year Ended February 28, 2019	$10.78	$0.36	$0.09	$0.45	$(0.35)
Year Ended February 28, 2018	10.82	0.28	(0.04)	0.24	(0.28)
Year Ended February 28, 2017	10.99	0.29	(0.17)	0.12	(0.29)
Year Ended February 29, 2016	11.03	0.29	(0.04)	0.25	(0.29)
Year Ended February 28, 2015	10.78	0.28	0.24	0.52	(0.27)

Class C
Year Ended February 28, 2019	10.76	0.30	0.09	0.39	(0.30)
Year Ended February 28, 2018	10.80	0.22	(0.03)	0.19	(0.23)
Year Ended February 28, 2017	10.97	0.23	(0.17)	0.06	(0.23)
Year Ended February 29, 2016	11.01	0.23	(0.03)	0.20	(0.24)
Year Ended February 28, 2015	10.76	0.22	0.25	0.47	(0.22)

Class I
Year Ended February 28, 2019	10.78	0.37	0.08	0.45	(0.36)
Year Ended February 28, 2018	10.82	0.29	(0.03)	0.26	(0.30)
Year Ended February 28, 2017	10.99	0.30	(0.17)	0.13	(0.30)
Year Ended February 29, 2016	11.03	0.30	(0.04)	0.26	(0.30)
Year Ended February 28, 2015	10.78	0.29	0.24	0.53	(0.28)

Class R6
November 1, 2018 (f) through February 28, 2019	10.53	0.14	0.33	0.47	(0.13)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Calculated based upon average shares outstanding.
(c)	Not annualized for periods less than one year.
(d)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(e)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(f)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

110	J.P. MORGAN MUNICIPAL BOND FUNDS	FEBRUARY 28, 2019

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (c)(d)	Net assets, end of period (000’s)	Net expenses (e)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (c)

$10.88	4.28%	$43,565	0.64%	3.32%	1.22%	130%
10.78	2.25	35,071	0.64	2.56	1.20	17
10.82	1.07	43,639	0.64	2.59	1.23	16
10.99	2.32	48,716	0.65	2.61	1.18	19
11.03	4.89	47,319	0.65	2.53	1.22	10

10.85	3.67	17,929	1.14	2.82	1.71	130
10.76	1.74	18,675	1.14	2.06	1.70	17
10.80	0.58	20,864	1.14	2.09	1.73	16
10.97	1.80	24,452	1.15	2.11	1.70	19
11.01	4.36	23,002	1.15	2.03	1.72	10

10.87	4.29	95,662	0.54	3.45	0.97	130
10.78	2.36	51,274	0.54	2.66	0.95	17
10.82	1.17	35,502	0.54	2.68	0.97	16
10.99	2.42	47,524	0.55	2.71	0.93	19
11.03	4.99	51,738	0.55	2.63	0.97	10

10.87	4.46	1,338	0.39	4.09	1.23	130

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2019	J.P. MORGAN MUNICIPAL BOND FUNDS	111

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan Municipal Income Fund
Class A
Year Ended February 28, 2019	$9.52	$0.21		$0.08	$0.29	$(0.21)	$(0.05)	$(0.26)
Year Ended February 28, 2018	9.70	0.23	(f)	(0.11)	0.12	(0.23)	(0.07)	(0.30)
Year Ended February 28, 2017	10.10	0.24		(0.28)	(0.04)	(0.24)	(0.12)	(0.36)
Year Ended February 29, 2016	10.11	0.25		0.08	0.33	(0.26)	(0.08)	(0.34)
Year Ended February 28, 2015	9.98	0.27		0.18	0.45	(0.27)	(0.05)	(0.32)

Class C
Year Ended February 28, 2019	9.42	0.16		0.08	0.24	(0.16)	(0.05)	(0.21)
Year Ended February 28, 2018	9.61	0.17	(f)	(0.12)	0.05	(0.17)	(0.07)	(0.24)
Year Ended February 28, 2017	10.00	0.18		(0.26)	(0.08)	(0.19)	(0.12)	(0.31)
Year Ended February 29, 2016	10.02	0.19		0.07	0.26	(0.20)	(0.08)	(0.28)
Year Ended February 28, 2015	9.90	0.21		0.17	0.38	(0.21)	(0.05)	(0.26)

Class I
Year Ended February 28, 2019	9.45	0.24		0.08	0.32	(0.24)	(0.05)	(0.29)
Year Ended February 28, 2018	9.63	0.25	(f)	(0.11)	0.14	(0.25)	(0.07)	(0.32)
Year Ended February 28, 2017	10.03	0.26		(0.27)	(0.01)	(0.27)	(0.12)	(0.39)
Year Ended February 29, 2016	10.04	0.28		0.07	0.35	(0.28)	(0.08)	(0.36)
Year Ended February 28, 2015	9.92	0.29		0.17	0.46	(0.29)	(0.05)	(0.34)

Class R6
Year Ended February 28, 2019	9.45	0.25		0.08	0.33	(0.25)	(0.05)	(0.30)
November 6, 2017 (g) through February 28, 2018	9.74	0.08	(f)	(0.21)	(0.13)	(0.09)	(0.07)	(0.16)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Calculated based upon average shares outstanding.
(c)	Not annualized for periods less than one year.
(d)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(e)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(f)	Net investment income (loss) may appear disproportionate among the classes due to the timing of recognition of income and changes in the relative size of the classes.
(g)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

112	J.P. MORGAN MUNICIPAL BOND FUNDS	FEBRUARY 28, 2019

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (c)(d)	Net assets, end of period (000’s)	Net expenses (including imputed interest) (e)	Net investment income (loss)		Expenses without waivers, reimbursements and earnings credits (including imputed interest)	Portfolio turnover rate (c)

$9.55	3.15%	$60,078	0.70%	2.26%		1.01%	13%
9.52	1.16	66,258	0.69	2.33	(f)	1.01	21
9.70	(0.40)	76,684	0.77	2.39		1.00	15
10.10	3.26	73,120	0.82	2.52		0.97	22
10.11	4.47	68,003	0.86	2.65		0.97	9

9.45	2.61	12,833	1.25	1.71		1.51	13
9.42	0.51	15,138	1.24	1.78	(f)	1.51	21
9.61	(0.87)	17,137	1.34	1.83		1.50	15
10.00	2.61	15,950	1.39	1.95		1.48	22
10.02	3.81	14,462	1.44	2.07		1.47	9

9.48	3.43	74,386	0.45	2.51		0.76	13
9.45	1.42	71,161	0.44	2.57	(f)	0.74	21
9.63	(0.16)	176,990	0.53	2.64		0.72	15
10.03	3.56	245,864	0.57	2.77		0.70	22
10.04	4.66	255,153	0.61	2.91		0.71	9

9.48	3.54	51,261	0.35	2.61		0.50	13
9.45	(1.42)	64,738	0.34	2.67	(f)	0.57	21

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2019	J.P. MORGAN MUNICIPAL BOND FUNDS	113

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan Short-Intermediate Municipal Bond Fund
Class A
Year Ended February 28, 2019	$10.39	$0.16	$0.10	$0.26	$(0.16)	$—	$(0.16)
Year Ended February 28, 2018	10.48	0.12	(0.09)	0.03	(0.12)	—	(0.12)
Year Ended February 28, 2017	10.71	0.10	(0.17)	(0.07)	(0.10)	(0.06)	(0.16)
Year Ended February 29, 2016	10.62	0.08	0.09	0.17	(0.08)	—	(0.08)
Year Ended February 28, 2015	10.61	0.06	0.01	0.07	(0.06)	—	(0.06)

Class C
Year Ended February 28, 2019	10.48	0.11	0.11	0.22	(0.11)	—	(0.11)
Year Ended February 28, 2018	10.56	0.06	(0.08)	(0.02)	(0.06)	—	(0.06)
Year Ended February 28, 2017	10.80	0.04	(0.17)	(0.13)	(0.05)	(0.06)	(0.11)
Year Ended February 29, 2016	10.70	0.02	0.10	0.12	(0.02)	—	(0.02)
Year Ended February 28, 2015	10.69	0.01	— (f)	0.01	— (f)	—	— (f)

Class I
Year Ended February 28, 2019	10.44	0.21	0.11	0.32	(0.21)	—	(0.21)
Year Ended February 28, 2018	10.53	0.16	(0.09)	0.07	(0.16)	—	(0.16)
Year Ended February 28, 2017	10.76	0.15	(0.17)	(0.02)	(0.15)	(0.06)	(0.21)
Year Ended February 29, 2016	10.67	0.13	0.09	0.22	(0.13)	—	(0.13)
Year Ended February 28, 2015	10.66	0.11	0.01	0.12	(0.11)	—	(0.11)

Class R6
October 1, 2018 (g) through February 28, 2019	10.39	0.09	0.15	0.24	(0.09)	—	(0.09)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Calculated based upon average shares outstanding.
(c)	Not annualized for periods less than one year.
(d)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(e)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(f)	Amount rounds to less than $0.005.
(g)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

114	J.P. MORGAN MUNICIPAL BOND FUNDS	FEBRUARY 28, 2019

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (c)(d)	Net assets, end of period (000’s)	Net expenses (e)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (c)

$10.49	2.55%	$33,554	0.70%	1.54%	0.86%	42%
10.39	0.26	32,373	0.69	1.10	0.86	73
10.48	(0.69)	30,535	0.73	0.91	0.88	31
10.71	1.58	38,345	0.75	0.71	0.87	39
10.62	0.64	40,468	0.74	0.55	0.87	53

10.59	2.10	4,590	1.20	1.03	1.38	42
10.48	(0.19)	6,406	1.19	0.56	1.37	73
10.56	(1.27)	14,013	1.23	0.41	1.40	31
10.80	1.14	17,709	1.25	0.21	1.40	39
10.70	0.13	18,082	1.24	0.05	1.38	53

10.55	3.09	573,350	0.25	1.97	0.61	42
10.44	0.70	1,680,807	0.24	1.53	0.60	73
10.53	(0.20)	1,887,149	0.25	1.40	0.48	31
10.76	2.09	2,453,419	0.25	1.21	0.47	39
10.67	1.13	2,857,462	0.24	1.05	0.47	53

10.54	2.31	866,630	0.19	2.19	0.37	42

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2019	J.P. MORGAN MUNICIPAL BOND FUNDS	115

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

		Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)	Net realized and unrealized gains (losses) on investments	Total from investment operations		Net investment income	Net realized gain	Total distributions
JPMorgan Tax Free Bond Fund
Class A
Year Ended February 28, 2019	$11.82	$0.40	$(0.05)	$0.35		$(0.40)	$—	$(0.40)
Year Ended February 28, 2018	11.93	0.39	(0.11)	0.28		(0.39)	—	(0.39)
Year Ended February 28, 2017	12.57	0.40	(0.40)	—	(f)	(0.39)	(0.25)	(0.64)
Year Ended February 29, 2016	12.70	0.45	(0.01)	0.44		(0.47)	(0.10)	(0.57)
Year Ended February 28, 2015	12.41	0.44	0.39	0.83		(0.44)	(0.10)	(0.54)

Class C
Year Ended February 28, 2019	11.72	0.33	(0.05)	0.28		(0.33)	—	(0.33)
Year Ended February 28, 2018	11.84	0.32	(0.12)	0.20		(0.32)	—	(0.32)
Year Ended February 28, 2017	12.48	0.31	(0.39)	(0.08)		(0.31)	(0.25)	(0.56)
Year Ended February 29, 2016	12.60	0.37	(0.01)	0.36		(0.38)	(0.10)	(0.48)
Year Ended February 28, 2015	12.33	0.35	0.38	0.73		(0.36)	(0.10)	(0.46)

Class I
Year Ended February 28, 2019	11.77	0.42	(0.05)	0.37		(0.42)	—	(0.42)
Year Ended February 28, 2018	11.88	0.42	(0.11)	0.31		(0.42)	—	(0.42)
Year Ended February 28, 2017	12.53	0.42	(0.40)	0.02		(0.42)	(0.25)	(0.67)
Year Ended February 29, 2016	12.65	0.47	— (f)	0.47		(0.49)	(0.10)	(0.59)
Year Ended February 28, 2015	12.37	0.46	0.38	0.84		(0.46)	(0.10)	(0.56)

Class R6
October 1, 2018 (g) through February 28, 2019	11.61	0.17	0.11	0.28		(0.17)	—	(0.17)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Calculated based upon average shares outstanding.
(c)	Not annualized for periods less than one year.
(d)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(e)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(f)	Amount rounds to less than $0.005.
(g)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

116	J.P. MORGAN MUNICIPAL BOND FUNDS	FEBRUARY 28, 2019

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (c)(d)	Net assets, end of period (000’s)	Net expenses (e)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (c)

$11.77	3.00%	$132,813	0.67%	3.40%	1.00%	53%
11.82	2.36	130,462	0.66	3.27	0.98	39
11.93	(0.03)	148,987	0.66	3.16	1.00	73
12.57	3.53	152,207	0.67	3.62	0.97	94
12.70	6.83	166,359	0.74	3.49	0.98	90

11.67	2.43	27,701	1.25	2.81	1.49	53
11.72	1.70	25,172	1.24	2.69	1.48	39
11.84	(0.66)	32,052	1.31	2.50	1.50	73
12.48	2.92	26,715	1.36	2.93	1.47	94
12.60	5.99	27,579	1.43	2.81	1.48	90

11.72	3.24	135,295	0.45	3.61	0.74	53
11.77	2.60	160,391	0.44	3.49	0.72	39
11.88	0.09	141,356	0.47	3.34	0.74	73
12.53	3.82	126,091	0.50	3.79	0.71	94
12.65	6.95	149,102	0.57	3.67	0.72	90

11.72	2.44	86,790	0.40	3.61	0.51	53

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2019	J.P. MORGAN MUNICIPAL BOND FUNDS	117

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
					Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income
JPMorgan Ultra-Short Municipal Fund
Class A
Year Ended February 28, 2019	$10.01	$0.13	$— (f)	$0.13	$(0.11)
Year Ended February 28, 2018	10.02	0.07	(0.02)	0.05	(0.06)
May 31, 2016 (h) through February 28, 2017	10.00	0.06	(0.01)	0.05	(0.03)

Class I
Year Ended February 28, 2019	10.00	0.14	0.02	0.16	(0.14)
Year Ended February 28, 2018	10.02	0.09	(0.03)	0.06	(0.08)
May 31, 2016 (h) through February 28, 2017	10.00	0.06	— (f)	0.06	(0.04)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Calculated based upon average shares outstanding.
(c)	Not annualized for periods less than one year.
(d)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(e)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(f)	Amount rounds to less than $0.005.
(g)	Certain non-recurring expenses incurred by the Fund were not annualized for the year ended February 28, 2018 and for the period ended February 28, 2017.
(h)	Commencement of operations.

SEE NOTES TO FINANCIAL STATEMENTS.

118	J.P. MORGAN MUNICIPAL BOND FUNDS	FEBRUARY 28, 2019

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (c)(d)	Net assets, end of period (000’s)	Net expenses (e)		Net investment income (loss)		Expenses without waivers, reimbursements and earnings credits		Portfolio turnover rate (c)

$10.03	1.33%	$67,256	0.44%		1.32%		0.77%		50%
10.01	0.47	772	0.44	(g)	0.67	(g)	0.85	(g)	71
10.02	0.52	519	0.44	(g)	0.81	(g)	2.56	(g)	80

10.02	1.60	3,021,190	0.24		1.42		0.52		50
10.00	0.63	2,064,297	0.24	(g)	0.90	(g)	0.56	(g)	71
10.02	0.65	31,656	0.27	(g)	0.74	(g)	2.00	(g)	80

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2019	J.P. MORGAN MUNICIPAL BOND FUNDS	119

NOTES TO FINANCIAL STATEMENTS

AS OF FEBRUARY 28, 2019

1. Organization

JPMorgan Trust I (“JPM I”), JPMorgan Trust II (“JPM II”) and JPMorgan Trust IV (“JPM IV”) (collectively, the “Trusts”) were formed on November 12, 2004 and November 11, 2015, respectively, as Delaware statutory trusts, pursuant to Declarations of Trust dated November 5, 2004 and November 11, 2015, respectively, and are registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as open-end management investment companies.

The following are 5 separate funds of the Trusts (each, a “Fund” and collectively, the “Funds”) covered by this report:

	Classes Offered	Trust	Diversified/Non-Diversified
JPMorgan High Yield Municipal Fund*	Class A, Class C, Class I and Class R6**	JPM I	Diversified
JPMorgan Municipal Income Fund	Class A, Class C, Class I and Class R6**	JPM II	Diversified
JPMorgan Short-Intermediate Municipal Bond Fund	Class A, Class C, Class I*** and R6****	JPM II	Diversified
JPMorgan Tax Free Bond Fund	Class A, Class C, Class I and R6****	JPM II	Diversified
JPMorgan Ultra-Short Municipal Fund	Class A and Class I	JPM IV	Diversified

*	Effective November 1, 2018, JPMorgan Tax Aware High Income Fund changed its name to JPMorgan High Yield Municipal Fund.
**	Class R6 Shares commenced operations on November 1, 2018 and November 6, 2017 for JPMorgan High Yield Municipal Fund and JPMorgan Municipal Income Fund, respectively.
***

On April 3, 2017, Select Class Shares of the JPMorgan Short-Intermediate Municipal Bond Fund were converted into Institutional Class Shares of the Fund and the Institutional Class Shares were then renamed Class I Shares. Additionally, on April 3, 2017, Select Class Shares were no longer offered.

****	Class R6 Shares commenced operations on October 1, 2018 for JPMorgan Short-Intermediate Municipal Bond Fund and JPMorgan Tax Free Bond Fund.

The investment objective of JPMorgan High Yield Municipal Fund (“High Yield Municipal Fund”) is to seek a high level of current income exempt from federal income taxes.

The investment objective of JPMorgan Municipal Income Fund (“Municipal Income Fund”) is to seek current income exempt from federal income taxes.

The investment objective of JPMorgan Short-Intermediate Municipal Bond Fund (“Short-Intermediate Bond Fund”), JPMorgan Tax Free Bond Fund (“Tax Free Bond Fund”) and JPMorgan Ultra-Short Municipal Fund (“Ultra-Short Municipal Fund”) is to seek as high a level of current income exempt from federal income tax as is consistent with relative stability of principal.

Tax Free Bond Fund acquired all the assets and liabilities of the JPMorgan Tax Aware Income Opportunities Fund (“Tax Aware Income Opportunities Fund”) in a reorganization on May 4, 2018. Please refer to Note 8 discussing the merger.

Class A Shares generally provide for a front-end sales charge while Class C Shares provide for a contingent deferred sales charge (“CDSC”). No sales charges are assessed with respect to Class I and Class R6 Shares. Certain Class A Shares, for which front-end sales charges have been waived, may be subject to a CDSC as described in the Funds’ prospectuses. Beginning on November 14, 2017, Class C Shares automatically convert to Class A Shares after ten years. All classes of shares have equal rights as to earnings, assets and voting privileges, except that each class may bear different transfer agency, distribution and service fees and each class has exclusive voting rights with respect to its distribution plan and shareholder servicing agreements.

J.P. Morgan Investment Management Inc. (“JPMIM”), an indirect, wholly-owned subsidiary of JPMorgan, acts as Adviser (the “Adviser”) and Administrator (the “Administrator”) to the Funds.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements. The Funds are investment companies and, thus, follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standards Codification Topic 946 — Investment Companies, which is part of U.S. generally accepted accounting principles (“GAAP”). The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A. Valuation of Investments — The valuation of investments is in accordance with GAAP and the Funds’ valuation policies set forth by and under the supervision and responsibility of the Boards of Trustees (the “Boards”), which established the following approach to valuation, as described more fully below: (i) investments for which market quotations are readily available shall be valued at their market value and (ii) all other investments for which market quotations are not readily available shall be valued at their fair value as determined in good faith by the Boards.

120	J.P. MORGAN MUNICIPAL BOND FUNDS	FEBRUARY 28, 2019

The Administrator has established the J.P. Morgan Asset Management Americas Valuation Committee (“AVC”) to assist the Boards with the oversight and monitoring of the valuation of the Funds’ investments. The Administrator implements the valuation policies of the Funds’ investments, as directed by the Boards. The AVC oversees and carries out the policies for the valuation of investments held in the Funds. This includes monitoring the appropriateness of fair values based on results of ongoing valuation oversight including, but not limited to, consideration of macro or security specific events, market events and pricing vendor and broker due diligence. The Administrator is responsible for discussing and assessing the potential impacts to the fair values on an ongoing basis, and at least on a quarterly basis with the AVC and the Boards.

A market-based approach is primarily used to value the Funds’ investments. Investments for which market quotations are not readily available are fair valued by approved affiliated and unaffiliated pricing vendors or third party broker-dealers (collectively referred to as “Pricing Services”) or may be internally fair valued using methods set forth by the valuation policies approved by the Boards. This may include related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may be used in which the anticipated future cash flows of the investment are discounted to calculate the fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry. It is possible that the estimated values may differ significantly from the values that would have been used, had a ready market for the investments existed, and such differences could be material.

Fixed income instruments are valued based on prices received from Pricing Services. The Pricing Services use multiple valuation techniques to determine the valuation of fixed income instruments. In instances where sufficient market activity exists, the Pricing Services may utilize a market-based approach through which trades or quotes from market makers are used to determine the valuation of these instruments. In instances where sufficient market activity may not exist, the Pricing Services also utilize proprietary valuation models which may consider market transactions in comparable securities and the various relationships between securities in determining fair value and/or market characteristics in order to estimate the relevant cash flows, which are then discounted to calculate the fair values.

Equities and other exchange-traded instruments are valued at the last sale price or official market closing price on the primary exchange on which the instrument is traded before the net asset values (“NAV”) of the Funds are calculated on a valuation date. Investments in open-end investment companies, including J.P. Morgan Funds, (the “Underlying Funds”) are valued at each Underlying Fund’s NAV per share as of the report date.

Futures contracts are generally valued on the basis of available market quotations.

Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer related events after the report date and prior to issuance of the report are not reflected herein.

The various inputs that are used in determining the valuation of the Funds’ investments are summarized into the three broad levels listed below.

•	Level 1 — Unadjusted inputs using quoted prices in active markets for identical investments.
•

Level 2 — Other significant observable inputs including, but not limited to, quoted prices for similar investments, inputs other than quoted prices that are observable for investments (such as interest rates, prepayment speeds, credit risk, etc.) or other market corroborated inputs.

•

Level 3 — Significant inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Funds’ assumptions in determining the fair value of investments).

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input, both individually and in the aggregate, that is significant to the fair value measurement. The inputs or methodology used for valuing instruments are not necessarily an indication of the risk associated with investing in those instruments.

FEBRUARY 28, 2019	J.P. MORGAN MUNICIPAL BOND FUNDS	121

NOTES TO FINANCIAL STATEMENTS

AS OF FEBRUARY 28, 2019 (continued)

The following tables represent each valuation input by municipal sector as presented on the Schedules of Portfolio Investments (“SOIs”) (amounts in thousands):

High Yield Municipal Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs		Total
Investments in Securities
Common Stocks	$—	$—	$19		$19
Debt Securities
Municipal Bonds	—	145,011	—		145,011
Loan Assignments	—	1,446	—		1,446
Short-Term Investment
Investment Companies	12,206	—	—		12,206

Total Investments in Securities	$12,206	$146,457	$19		$158,682

Municipal Income Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs		Total
Investments in Securities
Debt Securities
Municipal Bonds
Oklahoma
Housing	$—	$423	$—		$423
Other Revenue	—	—	14		14

Total Oklahoma	—	423	14		437

Other Municipal Bonds	—	192,047	—		192,047

Total Municipal Bonds	—	192,470	14		192,484

Short-Term Investment
Investment Companies	14,034	—	—		14,034

Total Investments in Securities	$14,034	$192,470	$14		$206,518

Short-Intermediate Municipal Bond Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs		Total
Total Investments in Securities (a)	$47,778	$1,461,489	$—		$1,509,267

Tax Free Bond Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs		Total
Investments in Securities
Debt Securities
Municipal Bonds	$—	$373,195	$—		$373,195
Warrants
Road & Rail	—	—	—	(b)	—	(b)
Short-Term Investments
Investment Companies	7,778	—	—		7,778

Total Investments in Securities	$7,778	$373,195	$—		$380,973

Appreciation in Other Financial Instruments
Futures Contracts	$33	$—	$—		$33

122	J.P. MORGAN MUNICIPAL BOND FUNDS	FEBRUARY 28, 2019

Ultra-Short Municipal Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$106,738	$3,037,143	$—	$3,143,881

(a)

All portfolio holdings designated as level 1 and level 2 are disclosed individually on the SOIs. Level 1 consists of a money market mutual fund that is held for daily investments of cash. Please refer to the SOIs for industry specifics of portfolio holdings.

(b)	Value is zero.

There were no transfers into and out of level 3 for the year ended February 28, 2019 for the Funds.

B. Restricted Securities — Certain securities held by the Funds may be subject to legal or contractual restrictions on resale. Restricted securities generally are resold in transactions exempt from registration under the Securities Act of 1933, as amended (the “Securities Act”). Disposal of these securities may involve time-consuming negotiations and expense. Prompt sale at the current valuation may be difficult and could adversely affect the net asset value of the Fund.

As of February 28, 2019, the Funds had no investments in restricted securities other than securities sold to the Funds under Rule 144A under the Securities Act.

C. Loan Assignments — The Funds may invest in debt instruments that are interests in amounts owed to lenders or lending syndicates (a “Lender”) by corporate, governmental or other borrowers (a “Borrower”). A loan is often administered by a bank or other financial institution (the “Agent”) that acts as agent for all holders. The Agent administers the terms of the loan, as specified in the loan agreement. The funds invest in loan assignments of all or a portion of the loans. When a fund purchases a loan assignment, the fund has direct rights against the Borrower on a loan, provided, however, the fund’s rights may be more limited than the Lender from which they acquired the assignment and the funds may be able to enforce their rights only through the Agent. As a result, a fund assumes the credit risk of the Borrower as well as any other persons interpositioned between the fund and the Borrower (“Intermediate Participants”). A fund may incur certain costs and delays in realizing payment on a loan assignment or suffer a loss of principal and/or interest if assets or interests held by the Agent or other Intermediate Participants are determined to be subject to the claims of the Agent’s or other Intermediate Participant’s creditors. In addition, it is unclear whether loan assignments and other forms of direct indebtedness offer securities law protections against fraud and misrepresentation. Also, because JPMIM may wish to invest in publicly traded securities of a Borrower, it may not have access to material non-public information regarding the Borrower to which other investors have access. Although certain loan assignments are secured by collateral, a fund could experience delays or limitations in realizing the value on such collateral or have its interest subordinated to other indebtedness of the Borrower. Loan assignments are vulnerable to market conditions such that economic conditions or other events may reduce the demand for assignments and certain assignments which were liquid, when purchased, may become illiquid and they may be difficult to value. In addition, the settlement period for loans is uncertain as there is no standardized settlement schedule applicable to such investments. Therefore, a fund may not receive the proceeds from a sale of such investments for a period after the sale.

D. Foreign Currency Translation — The books and records of the Funds are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the prevailing exchange rates of such currencies against the U.S. dollar. The market value of investment securities and other assets and liabilities are translated at the exchange rate as of the valuation date. Purchases and sales of investment securities, income and expenses are translated at the exchange rate prevailing on the respective dates of such transactions.

The Funds do not isolate the effect of changes in foreign exchange rates from changes in market prices on securities held. Accordingly, such changes are included within Change in net unrealized appreciation/depreciation on investments on the Statements of Operations.

Reported realized foreign currency gains and losses arise from the disposition of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on a Fund’s books on the transaction date and the U.S. dollar equivalent of the amounts actually received or paid. These reported realized foreign currency gains and losses are included in Net realized gain (loss) on foreign currency transactions on the Statements of Operations. Unrealized foreign currency gains and losses arise from changes (due to changes in exchange rates) in the value of foreign currency and other assets and liabilities denominated in foreign currencies, which are held at period end and are included in Change in net unrealized appreciation/depreciation on foreign currency translations on the Statements of Operations.

E. When-Issued Securities, Delayed Delivery Securities and Forward Commitments —The Funds purchased when-issued securities, including To Be Announced (“TBA”) securities, and entered into contracts to purchase or sell securities for a fixed price that may be settled a month or more after the trade date, or purchased delayed delivery securities which generally settle seven days after the trade date. When-issued securities are securities that have been authorized, but not issued in the market. A forward commitment involves entering into a contract to purchase or sell securities for a fixed price at a future date that may be settled a month or more after the trade date. A delayed delivery security is agreed upon in advance between the buyer and the seller of the security and is generally delivered beyond seven days of the agreed upon date. The purchase of securities on a when-issued, delayed delivery or forward commitment basis involves the risk that the value of the security to be purchased declines before settlement date. The sale of securities on a forward commitment basis involves the risk that the value of the securities sold may increase

FEBRUARY 28, 2019	J.P. MORGAN MUNICIPAL BOND FUNDS	123

NOTES TO FINANCIAL STATEMENTS

AS OF FEBRUARY 28, 2019 (continued)

before the settlement date. The Funds may be exposed to credit risk if the counterparty fails to perform under the terms of the transaction. Interest income for securities purchased on a when-issued, delayed delivery or forward commitment basis is not accrued until settlement date.

The Funds had when-issued securities, forward commitments or delayed delivery securities outstanding as of February 28, 2019, which are shown as a Receivable for Investment securities sold — delayed delivery securities and Payable for Investment securities purchased — delayed delivery securities, respectively, on the Statements of Assets and Liabilities. The values of these securities held at February 28, 2019 are detailed on the SOIs.

The Funds did not have TBA purchase commitments outstanding as of February 28, 2019.

F. Futures Contracts — Tax Free Bond Fund used treasury and interest rate futures contracts to manage and hedge interest rate risk associated with portfolio investments. The Fund also used futures contracts to lengthen or shorten the duration of the overall investment portfolio.

Futures contracts provide for the delayed delivery of the underlying instrument at a fixed price or are settled for a cash amount based on the change in the value of the underlying instrument at a specific date in the future. Upon entering into a futures contract, the Fund is required to deposit with the broker, cash or securities in an amount equal to a certain percentage of the contract amount, which is referred to as the initial margin deposit. Subsequent payments, referred to as variation margin, are made or received by the Fund periodically and are based on changes in the market value of open futures contracts. Changes in the market value of open futures contracts are recorded as Change in net unrealized appreciation/depreciation on the Statements of Operations. Realized gains or losses, representing the difference between the value of the contract at the time it was opened and the value at the time it was closed, are reported on the Statements of Operations at the closing or expiration of the futures contract. Securities deposited as initial margin are designated on the SOI, while cash deposited, which is considered restricted, is recorded on the Statements of Assets and Liabilities. A receivable from and/or a payable to brokers for the daily variation margin is also recorded on the Statements of Assets and Liabilities.

The use of futures contracts exposes the Fund to interest rate risk. The Fund may be subject to the risk that the change in the value of the futures contract may not correlate perfectly with the underlying instrument. Use of long futures contracts subjects the Fund to risk of loss in excess of the amounts shown on the Statements of Assets and Liabilities, up to the notional amount of the futures contracts. Use of short futures contracts subjects the Fund to unlimited risk of loss. The Fund may enter into futures contracts only on exchanges or boards of trade. The exchange or board of trade acts as the counterparty to each futures transaction; therefore, the Fund’s credit risk is limited to failure of the exchange or board of trade. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, which could effectively prevent liquidation of positions.

The table below discloses the volume of the Fund’s futures contracts activity during the year ended February 28, 2019 (amounts in thousands):

Tax Free Bond Fund
Futures Contracts-Interest:
Average Notional Balance Short	$8,237
Ending Notional Balance Short	17,561

The Fund’s futures contracts are not subject to master netting arrangements (the right to close out all transactions traded with a counterparty and net amounts owed or due across transactions).

G. Securities Lending — Effective October 5, 2018, the Funds became authorized to engage in securities lending in order to generate additional income. The Funds are able to lend to approved borrowers. Citibank N.A. (“Citibank”) serves as lending agent for the Funds, pursuant to a Securities Lending Agency Agreement (the “Securities Lending Agency Agreement”). Securities loaned are collateralized by cash equal to at least 100% of the market value plus accrued interest on the securities lent, which is invested in an affiliated money market fund. The Funds retain loan fees and the interest on cash collateral investments but are required to pay the borrower a rebate for the use of cash collateral. In cases where the lent security is of high value to borrowers, there may be a negative rebate (i.e., a net payment from the borrower to the Funds). Upon termination of a loan, the Funds are required to return to the borrower an amount equal to the cash collateral, plus any rebate owed to the borrowers. The remaining maturities of the securities lending transactions are considered overnight and continuous. Loans are subject to termination by the Funds or the borrower at any time.

The net income earned on the securities lending (after payment of rebates and Citibank’s fee) is included on the Statements of Operations as Income from securities lending (net). The Funds also receive payments from the borrower during the period of the loan, equivalent to dividends and interest earned on the securities loaned, which are recorded as Dividend or Interest income, respectively, on the Statements of Operations.

Under the Securities Lending Agency Agreement, Citibank marks to market the loaned securities on a daily basis. In the event the cash received from the borrower is less than 102% of the value of the loaned securities (105% for loans of non-U.S. securities), Citibank requests additional cash from the borrower so as to maintain a collateralization level of at least 102% of the value of the loaned securities plus accrued interest (105% for loans of non-U.S. securities), subject to certain de minimis amounts.

The value of securities out on loan is recorded as an asset on the Statements of Assets and Liabilities. The value of the cash collateral received is recorded as a liability on the Statements of Assets and Liabilities and details of Collateral Investments are disclosed on the SOIs.

124	J.P. MORGAN MUNICIPAL BOND FUNDS	FEBRUARY 28, 2019

The Funds bear the risk of loss associated with the Collateral Investments and are not entitled to additional collateral from the borrower to cover any such losses. To the extent that the value of the Collateral Investments declines below the amount owed to a borrower, the Funds may incur losses that exceed the amount they earned on lending the security. Upon termination of a loan, the Funds may use leverage (borrow money) to repay the borrower for cash collateral posted if the Adviser does not believe that it is prudent to sell the Collateral Investments to fund the payment of this liability. Securities lending activity is subject to master netting arrangements.

Securities lending also involves counterparty risks, including the risk that the loaned securities may not be returned in a timely manner or at all. Subject to certain conditions, Citibank has agreed to indemnify the Funds from losses resulting from a borrower’s failure to return a loaned security.

The Funds did not lend out any securities during the period October 5, 2018 through February 28, 2019.

H. Investment Transactions with Affiliates — The Funds invested in Underlying Funds which are advised by the Adviser or its affiliates. An issuer which is under common control with the Funds may be considered an affiliate. For the purposes of the financial statements, the Funds assume the issuers listed in the table below to be affiliated issuers. Underlying Funds’ distributions may be reinvested into the Underlying Funds. Reinvestment amounts are included in the purchase cost amounts in the table below. Included in the purchases and sales amounts in the tables below are exchanges between certain share classes of the Underlying Funds. Such exchanges are not treated as purchases and sales for the purpose of recognizing realized gains (losses) or portfolio turnover. Amounts in the tables below are in thousands.

High Yield Municipal Fund

For the year ended February 28, 2019
Security Description	Value at February 28, 2018	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)		Change in Unrealized Appreciation/ (Depreciation)	Value at February 28, 2019	Shares at February 28, 2019	Dividend Income	Capital Gain Distributions
JPMorgan Institutional Tax Free Money Market Fund Class IM Shares, 1.57% (a)(b)	$—	$88,152	$75,946	$—	(c)	$—	$12,206	12,206	$70	$—
JPMorgan U.S. Government Money Market Fund Class Institutional Shares (a)	5,827	56,208	62,035	—		—	—	—	31	—

Total	$5,827	$144,360	$137,981	$—	(c)	$—	$12,206		$101	$—

Municipal Income Fund

	For the year ended February 28, 2019
Security Description	Value at February 28, 2018	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)		Change in Unrealized Appreciation/ (Depreciation)	Value at February 28, 2019	Shares at February 28, 2019	Dividend Income	Capital Gain Distributions
JPMorgan Institutional Tax Free Money Market Fund Class IM Shares, 1.57% (a)(b)	$—	$64,612	$50,578	$—	(c)	$—	$14,034	14,034	$66	$—
JPMorgan U.S. Government Money Market Fund Class Institutional Shares (a)	4,335	22,268	26,603	—		—	—	—	31	—

Total	$4,335	$86,880	$77,181	$—	(c)	$—	$14,034		$97	$—

Short-Intermediate Municipal Bond Fund

	For the year ended February 28, 2019
Security Description	Value at February 28, 2018	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)		Change in Unrealized Appreciation/ (Depreciation)	Value at February 28, 2019	Shares at February 28, 2019	Dividend Income	Capital Gain Distributions
JPMorgan Institutional Tax Free Money Market Fund Class IM Shares, 1.57% (a)(b)	$—	$652,100	$604,322	$—	(c)	$—	$47,778	47,780	$792	$—
JPMorgan U.S. Government Money Market Fund Class Institutional Shares (a)	11,128	169,164	180,292	—		—	—	—	87	—

Total	$11,128	$821,264	$784,614	$—	(c)	$—	$47,778		$879	$—

FEBRUARY 28, 2019	J.P. MORGAN MUNICIPAL BOND FUNDS	125

NOTES TO FINANCIAL STATEMENTS

AS OF FEBRUARY 28, 2019 (continued)

Tax Free Bond Fund

	For the year ended February 28, 2019
Security Description	Value at February 28, 2018	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)		Change in Unrealized Appreciation/ (Depreciation)	Value at February 28, 2019	Shares at February 28, 2019	Dividend Income	Capital Gain Distributions
JPMorgan Institutional Tax Free Money Market Fund Class IM Shares, 1.57% (a)(b)	$—	$139,551	$131,773	$—	(c)	$—	$7,778	7,778	$169	$—
JPMorgan U.S. Government Money Market Fund Class Institutional Shares (a)	9,885	77,824	87,709	—		—	—	—	51	—

Total	$9,885	$217,375	$219,482	$—	(c)	$—	$7,778		$220	$—

Ultra-Short Municipal Fund

	For the year ended February 28, 2019
Security Description	Value at February 28, 2018	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at February 28, 2019	Shares at February 28, 2019	Dividend Income	Capital Gain Distributions
JPMorgan Institutional Tax Free Money Market Fund Class IM Shares,1.57% (a)(b)	$—	$1,785,536	$1,678,794	$(4)	$—	$106,738	106,738	$1,646	$—
JPMorgan U.S. Government Money Market Fund Class Institutional Shares (a)	92,021	518,178	610,199	—	—	—	—	525	—

Total	$92,021	$2,303,714	$2,288,993	$(4)	$—	$106,738		$2,171	$—

(a)	Investment in affiliate. Fund is registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc.
(b)	The rate shown is the current yield as of February 28, 2019.
(c)	Amount rounds to less than one thousand.

I. Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income is determined on the basis of coupon interest accrued using the effective interest method which adjusts for amortization of premiums and accretion of discounts. Dividend income net of foreign taxes withheld, if any, is recorded on the ex-dividend date or when a Fund first learns of the dividend.

J. Allocation of Income and Expenses — Expenses directly attributable to a fund are charged directly to that fund, while the expenses attributable to more than one fund of the Trusts are allocated among the respective funds. In calculating the NAV of each class, investment income, realized and unrealized gains and losses and expenses, other than class-specific expenses, are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day.

126	J.P. MORGAN MUNICIPAL BOND FUNDS	FEBRUARY 28, 2019

Transfer agency fees are class-specific expenses. The amount of transfer agency fees charged to each class of the Funds for the year ended February 28, 2019 are as follows (amounts in thousands):

	Class A	Class C	Class I	Class R6		Total
High Yield Municipal Fund
Transfer agency fees	$2	$2	$2	n/a		$6
Municipal Income Fund
Transfer agency fees	3	1	3	$1		8
Short-Intermediate Municipal Bond Fund
Transfer agency fees	1	1	15	—	(a)	17
Tax Free Bond Fund
Transfer agency fees	12	1	4	—	(a)	17
Ultra-Short Municipal Fund
Transfer agency fees	1	n/a	17	n/a		18

(a)	Amount rounds to less than one thousand.

K. Federal Income Taxes — Each Fund is treated as a separate taxable entity for Federal income tax purposes. Each Fund’s policy is to comply with the provisions of the Internal Revenue Code (the “Code”), applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized capital gains on investments. Accordingly, no provision for Federal income tax is necessary. Management has reviewed the Funds’ tax positions for all open tax years and has determined that as of February 28, 2019, no liability for income tax is required in the Funds’ financial statements for net unrecognized tax benefits. However, management’s conclusions may be subject to future review based on changes in, or the interpretation of, the accounting standards or tax laws and regulations. Each of the Funds’ Federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

L. Distributions to Shareholders — Distributions from net investment income, if any, are generally declared and paid monthly and are declared separately for each class. No class has preferential dividend rights; differences in per share rates are due to differences in separate class expenses. Net realized capital gains, if any, are distributed by each Fund at least annually. The amount of distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from GAAP. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment.

The following amounts were reclassified within the capital accounts (amounts in thousands):

	Paid-in-Capital	Accumulated undistributed (distributions in excess of) net investment income		Accumulated net realized gains (losses)
High Yield Municipal Fund	$—	$—	(a)	$—	(a)
Municipal Income Fund	—	—	(a)	—	(a)
Tax Free Bond Fund	4,430	(16)		(4,414)

(a)	Amount rounds to less than one thousand.

The reclassifications for the Funds relate primarily to debt modifications, merger transaction and redesignation of distributions.

3. Fees and Other Transactions with Affiliates

A. Investment Advisory Fee — Pursuant to Investment Advisory Agreements, the Adviser supervises the investments of each Fund and for such services is paid a fee. The fee is accrued daily and paid monthly based on each Fund’s respective average daily net assets. The annual rate for each Fund is as follows:

High Yield Municipal Fund	0.35%
Municipal Income Fund	0.30
Short-Intermediate Municipal Bond Fund	0.25
Tax Free Bond Fund	0.30
Ultra-Short Municipal Fund	0.15

The Adviser waived Investment Advisory fees and/or reimbursed expenses as outlined in Note 3.F.

B. Administration Fee — Pursuant to Administration Agreements, the Administrator provides certain administration services to the Funds. In consideration of these services, effective January 1, 2019, the Administrator receives a fee accrued daily and paid monthly at an annual rate of

FEBRUARY 28, 2019	J.P. MORGAN MUNICIPAL BOND FUNDS	127

NOTES TO FINANCIAL STATEMENTS

AS OF FEBRUARY 28, 2019 (continued)

0.075% of the first $10 billion of each Fund’s respective average daily net assets, plus 0.050% of each Fund’s respective average daily net assets between $10 billion and $20 billion, plus 0.025% of each Fund’s respective average daily net assets between $20 billion and $25 billion, plus 0.01% of each Fund’s respective average daily net assets in excess of $25 billion. Prior to January 1, 2019, the Administrator received a fee accrued daily and paid monthly at an annual rate of 0.15% of the first $25 billion of the average daily net assets of all funds in the J.P. Morgan Funds Complex covered by the Administration Agreement (excluding certain funds of funds and money market funds) and 0.075% of the average daily net assets in excess of $25 billion of all such funds. For the year ended February 28, 2019, the effective rate was 0.08% of each Fund’s average daily net assets, notwithstanding any fee waivers and/or expense reimbursements.

The Administrator waived Administration fees as outlined in Note 3.F.

JPMCB, a wholly-owned subsidiary of JPMorgan, serves as the Funds’ sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMCB receives a portion of the fees payable to the Administrator.

C. Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (“JPMDS”), an indirect, wholly-owned subsidiary of JPMorgan, serves as the Trusts’ principal underwriter and promotes and arranges for the sale of each Fund’s shares.

The Boards have adopted a Distribution Plan (the “Distribution Plan”) for Class A and Class C Shares of the Funds in accordance with Rule 12b-1 under the 1940 Act. Class I Shares and Class R6 Shares do not charge a distribution fee. The Distribution Plan provides that each Fund shall pay distribution fees, including payments to JPMDS, at annual rates of the average daily net assets as shown in the table below:

Class A	Class C
0.25%	0.75%

In addition, JPMDS is entitled to receive the front-end sales charges from purchases of Class A Shares and the CDSC from redemptions of Class C Shares and certain Class A Shares for which front-end sales charges have been waived. For the year ended February 28, 2019, JPMDS retained the following (amounts in thousands):

	Front-End Sales Charge	CDSC
High Yield Municipal Fund	$7	$—
Municipal Income Fund	7	2
Short-Intermediate Municipal Bond Fund	1	—
Tax Free Bond Fund	11	—	(a)
Ultra-Short Municipal Fund	3	—

(a)	Amount rounds to less than one thousand.

D. Service Fees — The Trusts, on behalf of the Funds, have entered into a Shareholder Servicing Agreement with JPMDS under which JPMDS provides certain support services to the shareholders. For performing these services, JPMDS receives a fee, except for Class R6 Shares which do not charge a service fee, that is accrued daily and paid monthly equal to a percentage of the average daily net assets as shown in the table below:

	Class A	Class C	Class I
High Yield Municipal Fund	0.25%	0.25%	0.25%
Municipal Income Fund	0.25	0.25	0.25
Short-Intermediate Municipal Bond Fund	0.25	0.25	0.25
Tax Free Bond Fund	0.25	0.25	0.25
Ultra-Short Municipal Fund	0.25	n/a	0.25

JPMDS has entered into shareholder services contracts with affiliated and unaffiliated financial intermediaries who provide shareholder services and other related services to their clients or customers who invest in the Funds under which JPMDS will pay all or a portion of such fees earned to financial intermediaries for performing such services.

JPMDS waived service fees as outlined in Note 3.F.

E. Custodian and Accounting Fees — JPMCB provides portfolio custody and accounting services to the Funds. For performing these services, the Funds pay JPMCB transaction and asset-based fees that vary according to the number of transactions and positions, plus out-of-pocket expenses. The amounts paid directly to JPMCB by the Funds for custody and accounting services are included in Custodian and accounting fees on the Statements of Operations. Interest income earned on cash balances at the custodian, if any, is included in Interest income from affiliates on the Statements of Operations.

Interest expense paid to the custodian related to cash overdrafts, if any, is included in Interest expense to affiliates on the Statements of Operations.

F. Waivers and Reimbursements — The Adviser, Administrator and/or JPMDS have contractually agreed to waive fees and/or reimburse the Funds to the extent that total annual operating expenses (excluding acquired fund fees and expenses other than certain money market fund fees as

128	J.P. MORGAN MUNICIPAL BOND FUNDS	FEBRUARY 28, 2019

described below, dividend and interest expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation, expenses related to trustee elections and extraordinary expenses) exceed the percentages of the Funds’ respective average daily net assets as shown in the table below:

	Class A	Class C	Class I	Class R6
High Yield Municipal Fund*	0.65%	1.15%	0.55%	0.45%
Municipal Income Fund	0.70	1.25	0.45	0.35
Short-Intermediate Municipal Bond Fund	0.70	1.20	0.25	0.20	**
Tax Free Bond Fund	0.67	1.25	0.45	0.40	**
Ultra-Short Municipal Fund	0.45	n/a	0.25	n/a

*	The expense limitation agreement for each class of High Yield Municipal Fund was in effect for the year ended February 28, 2019 and is in place until at least October 31, 2019.
**	The expense limitation agreement was in effect for the year ended February 28, 2019 and is in place until at least September 30, 2019.

Except as noted above, the expense limitation agreements were in effect for the year ended February 28, 2019 and are in place until at least June 30, 2019.

For the year ended February 28, 2019, the Funds’ service providers waived fees and/or reimbursed expenses for each of the Funds as follows (amounts in thousands). None of these parties expect the Funds to repay any such waived fees and/or reimbursed expenses in future years.

	Contractual Waivers
	Investment Advisory Fees	Administration Fees	Service Fees	Total	Contractual Reimbursement
High Yield Municipal Fund	$312	$97	$127	$536	$52
Municipal Income Fund	199	114	211	524	3
Short-Intermediate Municipal Bond Fund	1,529	1,018	2,827	5,374	—
Tax Free Bond Fund	427	223	393	1,043	—
Ultra-Short Municipal Fund	3,725	1,983	916	6,624	23

Additionally, the Funds may invest in one or more money market funds advised by the Adviser or its affiliates (affiliated money market funds). The Adviser, Administrator and/or JPMDS, as shareholder servicing agent, have contractually agreed to waive fees and/or reimburse expenses in an amount sufficient to offset the respective net fees each collects from the affiliated money market fund on the applicable Fund’s investment in such affiliated money market fund, except for investments of securities lending cash collateral.

The amounts of these waivers/reimbursements resulting from investments in these money market funds for the year ended February 28, 2019 were as follows (amounts in thousands):

High Yield Municipal Fund	$9
Municipal Income Fund	8
Short-Intermediate Municipal Bond Fund	60
Tax Free Bond Fund	18
Ultra-Short Municipal Fund	210

G. Other — Certain officers of the Trusts are affiliated with the Adviser, the Administrator and JPMDS. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Funds for serving in their respective roles.

The Boards appointed a Chief Compliance Officer to the Funds in accordance with Federal securities regulations. Each Fund, along with other affiliated funds, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the Office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees on the Statements of Operations.

The Trusts adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the Independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as Trustees. The deferred fees are invested in various J.P. Morgan Funds until distribution in accordance with the Plan.

During the year ended February 28, 2019, the Funds purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate were affiliated with the Adviser.

The Funds may use related party broker-dealers. For the year ended February 28, 2019, the Funds did not incur any brokerage commissions with broker-dealers affiliated with the Adviser.

The Securities and Exchange Commission (“SEC”) has granted an exemptive order permitting the Funds to engage in principal transactions with J.P. Morgan Securities, Inc., an affiliated broker, involving taxable money market instruments, subject to certain conditions.

FEBRUARY 28, 2019	J.P. MORGAN MUNICIPAL BOND FUNDS	129

NOTES TO FINANCIAL STATEMENTS

AS OF FEBRUARY 28, 2019 (continued)

4. Investment Transactions

During the year ended February 28, 2019, purchases and sales of investments (excluding short-term investments) were as follows (amounts in thousands):

	Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)	Purchases of U.S. Government	Sales of U.S. Government
High Yield Municipal Fund	$195,590	$148,157	$5,742	$5,733
Municipal Income Fund	24,291	41,376	—	—
Short-Intermediate Municipal Bond Fund	634,169	869,680	—	—
Tax Free Bond Fund	180,333	212,460	—	—
Ultra-Short Municipal Fund	2,074,037	1,035,805	—	—

5. Federal Income Tax Matters

For Federal income tax purposes, the estimated cost and unrealized appreciation (depreciation) in value of investments held at February 28, 2019 were as follows (amounts in thousands):

	Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
High Yield Municipal Fund	$156,254	$3,162	$734	$2,428
Municipal Income Fund	202,991	4,547	1,020	3,527
Short-Intermediate Municipal Bond Fund	1,492,960	19,143	2,836	16,307
Tax Free Bond Fund	368,348	14,000	1,342	12,658
Ultra-Short Municipal Fund	3,141,564	4,900	2,583	2,317

The difference between book and tax basis appreciation (depreciation) on investments is primarily attributed to mark to market of futures contracts and wash sale loss deferrals.

The tax character of distributions paid during the year ended February 28, 2019 was as follows (amounts in thousands):

	Ordinary Income*	Net Long-Term Capital Gains	Tax Exempt Income	Total Distributions Paid
High Yield Municipal Fund	$431	$—	$3,595	$4,026
Municipal Income Fund	86	1,003	4,765	5,854
Short-Intermediate Municipal Bond Fund	830	—	30,675	31,505
Tax Free Bond Fund	188	—	12,386	12,574
Ultra-Short Municipal Fund	1,967	—	33,159	35,126

*	Short-term gain distributions are treated as ordinary income for income tax purposes.

The tax character of distributions paid during the year ended February 28, 2018 was as follows (amounts in thousands):

	Ordinary Income*	Tax Exempt Income	Net Long-Term Capital Gains	Total Distributions Paid
High Yield Municipal Fund	$385	$2,191	$—	$2,576
Municipal Income Fund	63	6,331	1,741	8,135
Short-Intermediate Municipal Bond Fund	572	34,699	—	35,271
Tax Free Bond Fund	71	10,635	—	10,706
Ultra-Short Municipal Fund	506	9,639	—	10,145

*	Short-term gain distributions are treated as ordinary income for income tax purposes.

130	J.P. MORGAN MUNICIPAL BOND FUNDS	FEBRUARY 28, 2019

As of February 28, 2019, the estimated components of net assets (excluding paid-in-capital) on a tax basis were as follows (amounts in thousands):

	Tax Exempt Income	Current Distributable Long-Term Capital Gain or (Tax Basis Capital Loss Carryover)	Unrealized Appreciation (Depreciation)
High Yield Municipal Fund	$22	$(417)	$2,428
Municipal Income Fund	17	—	3,527
Short-Intermediate Municipal Bond Fund	112	(15,546)	16,307
Tax Free Bond Fund	39	(7,714)	12,659
Ultra-Short Municipal Fund	159	(311)	2,317

For the Funds the cumulative timing differences primarily consist of post-October capital loss deferrals and trustee deferred compensation.

At February 28, 2019 the following Funds had net capital loss carryforwards as follows (amounts in thousands):

	Capital Loss Carryforward
	Short-Term	Long-Term
High Yield Municipal Fund	$164	$253
Short-Intermediate Municipal Bond Fund	14,453	1,093
Tax Free Bond Fund	4,382	3,332
Ultra-Short Municipal Fund	185	126

Net capital losses incurred after October 31 within the taxable year are deemed to arise on the first business day of the Funds’ next taxable year. For the year ended February 28, 2019, the following Funds deferred to March 1, 2019 the net capital losses of (amounts in thousands):

	Net Capital Losses (Gains)
	Short-Term	Long-Term
High Yield Municipal Fund	$(5)	$9
Municipal Income Fund	— (a)	112
Short-Intermediate Municipal Bond Fund	(721)	1,220
Tax Free Bond Fund	65	268
Ultra-Short Municipal Fund	3	25

(a)	Amount rounds to less than one thousand.

During the year ended February 28, 2019, the following Funds utilized capital loss carryforwards as follows (amounts in thousands):

	Capital Loss Utilized
	Short-Term	Long-Term
High Yield Municipal Fund	$25	$94

6. Borrowings

The Funds rely upon an exemptive order granted by the SEC (the “Order”) permitting the establishment and operation of an Interfund Lending Facility (the “Facility”). The Facility allows the Funds to directly lend and borrow money to or from any other fund relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. The Interfund loan rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. The Order was granted to JPM II and may be relied upon by the Funds because the Funds and the series of JPM II are all investment companies in the same “group of investment companies” (as defined in Section 12(d)(1)(G) of the 1940 Act).

The Trusts and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the J.P. Morgan Funds, including the Funds. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until November 4, 2019.

FEBRUARY 28, 2019	J.P. MORGAN MUNICIPAL BOND FUNDS	131

NOTES TO FINANCIAL STATEMENTS

AS OF FEBRUARY 28, 2019 (continued)

The Funds had no borrowings outstanding from another fund or from the unsecured, uncommitted credit facility at February 28, 2019. Average borrowings from the Facility during the year ended February 28, 2019, were as follows (amounts in thousands, except number of days outstanding):

	Average Borrowings	Average Interest Rate Paid	Number of Days Outstanding	Interest Paid
Ultra-Short Municipal Fund	$2,192	2.43%	1	$—	(a)

(a)	Amount rounds to less than one thousand.

Interest expense paid as a result of borrowing from another fund or from the unsecured, uncommitted credit facility is included in Interest expense to affiliates on the Statements of Operations.

The Trusts, along with certain other trusts (“Borrowers”), have entered into a joint syndicated senior unsecured revolving credit facility totaling $1.5 billion (“Credit Facility”) with various lenders and The Bank of New York Mellon, as administrative agent for the lenders. This Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. Under the terms of the Credit Facility, a borrowing fund must have a minimum of $25,000,000 in adjusted net asset value and not exceed certain adjusted net asset coverage ratios prior to and during the time in which any borrowings are outstanding. If a fund does not comply with the aforementioned requirements, the fund must remediate within three business days with respect to the $25,000,000 minimum adjusted net asset value or within one business day with respect to certain asset coverage ratios or the administrative agent at the request of, or with the consent of, the lenders may terminate the Credit Facility and declare any outstanding borrowings to be due and payable immediately.

Interest associated with any borrowing under the Credit Facility is charged to the borrowing fund at a rate of interest equal to 1.00% plus the greater of the federal funds effective rate or one month LIBOR. The annual commitment fee to maintain the Credit Facility is 0.15% and is incurred on the unused portion of the Credit Facility and is allocated to all participating funds pro rata based on their respective net assets. Effective August 14, 2018, this agreement has been amended and restated for a term of 364 days, unless extended.

The Funds did not utilize the Credit Facility during the year ended February 28, 2019.

7. Risks, Concentrations and Indemnifications

In the normal course of business, the Funds enter into contracts that contain a variety of representations which provide general indemnifications. Each Fund’s maximum exposure under these arrangements is unknown. The amount of exposure would depend on future claims that may be brought against each Fund that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

As of February 28, 2019, the Funds had individual shareholder and/or omnibus accounts which owned more than 10% of the respective Fund’s outstanding shares as follows:

	Number of individual shareholder and/or Affiliated Omnibus Accounts	% of the Fund	Number of individual shareholder and/or Non-Affiliated Omnibus Accounts	% of the Fund
High Yield Municipal Fund	1	11.5%	3	45.9%
Municipal Income Fund	1	63.9	1	10
Short-Intermediate Municipal Bond Fund	1	90.9	—	—
Tax Free Bond Fund	1	56.6	—	—
Ultra-Short Municipal Fund	1	95.6	—	—

Significant shareholder transactions by these shareholders may impact the Funds’ performance.

Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic and market conditions and could result in losses that significantly exceed the Funds’ original investment. Many derivatives create leverage thereby causing the Funds to be more volatile than they would have been if they had not used derivatives. Derivatives also expose the Funds to counterparty risk (the risk that the derivative counterparty will not fulfill its contractual obligations), including credit risk of the derivative counterparty.

The Funds are also subject to counterparty credit risk, which is the risk that a counterparty fails to perform on agreements with the Funds such as swap and option contracts, forward foreign currency exchange contracts, TBA securities and insurance linked securities.

The Funds are subject to interest rate and credit risk. The value of debt securities may decline as interest rates increase. The Funds could lose money if the issuer of a fixed income security is unable to pay interest or repay principal when it is due. The Funds invest in floating rate loans and other floating rate debt securities. Although these investments are generally less sensitive to interest rate changes than other fixed rate instruments, the value of floating rate loans and other floating rate investments may decline if their interest rates do not rise as quickly, or as much, as

132	J.P. MORGAN MUNICIPAL BOND FUNDS	FEBRUARY 28, 2019

general interest rates. Many factors can cause interest rates to rise. Some examples include central bank monetary policy, rising inflation rates and general economic conditions. Given that the Federal Reserve has been raising interest rates and may continue to do so, the Funds may face a heightened level of interest rate risk. The ability of the issuers of debt to meet their obligations may be affected by the economic and political developments in a specific industry or region.

Specific risks and concentrations present in the Underlying Funds are disclosed within their individual financial statements and registration statements, as appropriate.

The Funds invest primarily in a portfolio of debt obligations issued by states, territories and possessions of the United States and by the District of Columbia, and by their political subdivisions and duly constituted authorities. An issuer’s ability to meet its payment obligations may be affected by economic or political developments in a specific state or region. These debt obligations may be insured by private insurers who guarantee the payment of principal and interest in the event of issuer default. The value of these investments may be impacted by changes to bond insurers’ ratings and the Fund’s ability to collect principal and interest in the event of an issuer’s default may be limited if the private insurer does not have the wherewithal to satisfy its obligation.

8. Business Combinations

At a meeting held November 14-15, 2017, the Boards of the JPM I and JPM II approved the Plan of Reorganization of the Tax Aware Income Opportunities Fund (the “Target Fund”), a fund of JPM I, into Tax Free Bond Fund (the “Acquiring Fund”), a fund of JPM II. The purpose of the transaction was to combine two portfolios with comparable investment objectives and strategies. The reorganization was effective after the close of business on May 4, 2018. The Acquiring Fund acquired all of the assets and liabilities of the Target Fund as shown in the table below. The transaction was structured to qualify as a tax-free reorganization under the Code. Pursuant to the Agreement and Plan of Reorganization, Class A, Class C and Class I shareholders of the Target Fund received a number of shares of the corresponding class in the Acquiring Fund, with a value equal to their holdings in the Target Fund as of the close of business on the date of the reorganization. The investment portfolio of the Target Fund, with a fair value of approximately $102,702,000 and identified cost of approximately $103,125,000 as of the date of the reorganization, was the principal asset acquired by the Acquiring Fund. For financial statement purposes, assets received and shares issued by the Acquiring Fund were recorded at fair value; however, the cost basis of the investments received from the Target Fund was carried forward to align ongoing reporting of the Acquiring Fund’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes. As of May 4, 2018, the Target Fund had net capital loss carryforwards of $4,414,866.

The following is a summary of Shares Outstanding, Net Assets, Net Asset Value Per Share and Net Unrealized Appreciation (Depreciation) immediately before and after the reorganization (amounts in thousands, except per share amounts):

	Shares Outstanding	Net Assets	Net Asset Value Per Share	Net Unrealized Appreciation (Depreciation)
Target Fund
Tax Aware Income Opportunities Fund				$(424)
Class A	2,145	$21,528	$10.04
Class C	635	6,298	9.92
Class I	7,654	76,798	10.03

Acquiring Fund
Tax Free Bond Fund				$12,230
Class A	10,401	$122,768	$11.80
Class C	2,106	24,650	11.70
Class I	14,107	165,807	11.75

Post Reorganization
Tax Free Bond Fund				$11,806
Class A	12,225	$144,296	$11.80
Class C	2,644	30,948	11.70
Class I	20,641	242,605	11.75

Expenses related to reorganization were incurred by the Acquiring Fund. The Adviser, the Administrator and the Distributor waived their fees and/or reimbursed the Fund in an amount sufficient to offset costs incurred by the Fund relating to the reorganization, excluding brokerage fees and brokerage expenses related to the disposition and acquisition of Fund assets associated with the reorganization.

FEBRUARY 28, 2019	J.P. MORGAN MUNICIPAL BOND FUNDS	133

NOTES TO FINANCIAL STATEMENTS

AS OF FEBRUARY 28, 2019 (continued)

Assuming the reorganization had been completed on March 1, 2018, the beginning of the annual reporting period, the pro forma results of operations for the year ended February 28, 2019, are as follows:

Net investment income (loss)	$13,209
Net realized/unrealized gains (losses)	(1,761)

Change in net assets resulting from operations	$11,448

Because the combined investment portfolios have been managed as a single integrated portfolio since the reorganization was completed, it is not practicable to separate the amounts of revenue and earnings of the Target Fund that have been included on the Statements of Operations since May 4, 2018.

9. New Accounting Pronouncements

In March 2017, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) 2017-08 (“ASU 2017-08”) Premium Amortization on Purchased Callable Debt Securities, which shortens the premium amortization period for purchased non-contingently callable debt securities. ASU 2017-08 requires that the premium be amortized to the earliest call date, for purchased non-contingently callable debt securities. ASU 2017-08 is effective for the fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. Management has evaluated the implications of these changes and the amendments will have no effect on the Funds’ net assets or results of operations.

In August 2018, the FASB issued ASU 2018-13 Fair Value Measurement (Topic 820): Disclosure Framework — Changes to the Disclosure Requirements for Fair Value Measurement, which adds, removes, and modifies certain aspects of the fair value disclosure. ASU 2018-13 amendments are the result of a broader disclosure project, FASB Concepts Statement Conceptual Framework for Financial Reporting — Chapter 8: Notes to Financial Statements, to improve the effectiveness of the fair value disclosure requirements. ASU 2018-13 is effective for the fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019; early adoption is permitted. Management has evaluated the implications of these changes and the amendments are included in the financial statements, which had no effect to the Funds’ net assets or results of operation.

In August 2018, the SEC adopted their Disclosure Update and Simplification Rule (the “Rule”). The Rule is part of the SEC’s overall project to improve disclosure effectiveness by amending certain disclosure requirements that have become redundant, duplicative, overlapping, outdated, or superseded in light of other SEC disclosure requirements, U.S. GAAP, or changes in the information environment. The amendments are intended to facilitate the disclosure of information to investors and simplify compliance without significantly altering the total mix of information provided to investors. Management has evaluated the implications of these changes and the amendments are included in the financial statements, which had no effect on the Funds’ net assets or results of operation.

134	J.P. MORGAN MUNICIPAL BOND FUNDS	FEBRUARY 28, 2019

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Boards of Trustees of JPMorgan Trust I, JPMorgan Trust II and JPMorgan Trust IV and Shareholders of JPMorgan High Yield Municipal Fund, JPMorgan Municipal Income Fund, JPMorgan Short-Intermediate Municipal Bond Fund, JPMorgan Tax Free Bond Fund and JPMorgan Ultra-Short Municipal Fund

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of portfolio investments, of JPMorgan High Yield Municipal Fund (formerly known as JPMorgan Tax Aware High Income Fund) (one of the funds constituting JPMorgan Trust I), JPMorgan Municipal Income Fund, JPMorgan Short-Intermediate Municipal Bond Fund and JPMorgan Tax Free Bond Fund (three of the funds constituting JPMorgan Trust II) and JPMorgan Ultra-Short Municipal Fund (one of the funds constituting JPMorgan Trust IV) (hereafter collectively referred to as the “Funds”) as of February 28, 2019, the related statements of operations for the year ended February 28, 2019, the statements of changes in net assets for each of the two years in the period ended February 28, 2019, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of February 28, 2019, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended February 28, 2019 and each of the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included physical inspection of securities owned as of February 28, 2019 and held by the custodian and confirmation of securities owned as of February 28, 2019 by correspondence with the custodian, transfer agent, agent banks and brokers; when replies were not received from agent banks and brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/ PricewaterhouseCoopers LLP

New York, New York

April 26, 2019

We have served as the auditor of one or more investment companies in the JPMorgan Funds complex since 1993.

FEBRUARY 28, 2019	J.P. MORGAN MUNICIPAL BOND FUNDS	135

TRUSTEES

(Unaudited)

The Funds’ Statement of Additional Information includes additional information about the Funds’ Trustees and is available, without charge, upon request by calling 1-800-480-4111 or on the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

Name (Year of Birth); Positions With the Funds (1)	Principal Occupation During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee (2)	Other Directorships Held During the Past 5 Years
Independent Trustees

John F. Finn (1947); Trustee of Trusts since 2005; Trustee of heritage One Group Mutual Funds since 1998.	Chairman and Chief Executive Officer, Gardner, Inc. (supply chain management company serving industrial and consumer markets) (serving in various roles 1974-present).	137	Director, Greif, Inc. (GEF) (industrial package products and services) (2007-present); Trustee, Columbus Association for the Performing Arts (1988-present); Director, Cardinal Health, Inc. (CAH) (1994-2014).

Stephen P. Fisher (1959); Trustee of Trust since 2018.	Retired; Chairman and Chief Executive Officer, NYLIFE Distributors LLC (registered broker-dealer) (serving in various roles 2008-2013); Chairman, NYLIM Service Company LLC (transfer agent) (2008-2017); New York Life Investment Management LLC (registered investment adviser) (serving in various roles 2005-2017); Chairman, IndexIQ Advisors LLC (registered investment adviser for ETFs) (2014-2017); President, MainStay VP Funds Trust (2007-2017), MainStay DefinedTerm Municipal Opportunities Fund (2011-2017) and MainStay Funds Trust (2007-2017) (registered investment companies).	137	Advisory Board Member, Scholarship Committee Member and Investment Committee Member, The First Tee of Plainfield (non-profit youth sports organization that provides need-based scholarships) (2014-present); Honors Program Advisory Board Member, The Zicklin School of Business, Baruch College, The City University of New York (2017-present).

Kathleen M. Gallagher (1958); Trustee of the Trusts since 2018.	Retired; Chief Investment Officer — Benefit Plans, Ford Motor Company (serving in various roles 1985-2016).	137	Non-Executive Director, Legal & General Investment Management (Holdings) and Legal & General Investment Management America (financial services and insurance) (2017-present); Advisory Board Member, OCIO Board of State Street Global Advisors (2017-present); Member, Client Advisory Council, Financial Engines, LLC (registered investment adviser) (2011-2016); Director, Ford Pension Funds Investment Management Ltd. (2007-2016).

Dr. Matthew Goldstein (1941); Chairman since 2013; Trustee of Trusts since 2005; Trustee of heritage J.P. Morgan Funds since 2003.	Chancellor Emeritus, City University of New York (2015-present); Professor, City University of New York (2013-present); Chancellor, City University of New York (1999-2013); President, Adelphi University (New York) (1998-1999).	137	Trustee, Museum of Jewish Heritage (2011-present); Trustee, National Museum of Mathematics (present); Chair, Association of College and University Administrators (present).

Dennis P. Harrington* (1950); Trustee of Trusts since 2017.	Retired; Partner, Deloitte LLP (accounting firm) (serving in various roles 1984-2012).	137	None

Frankie D. Hughes (1952); Trustee of Trusts since 2008.	President, Ashland Hughes Properties (property management) (2014-present); President and Chief Investment Officer, Hughes Capital Management, Inc. (fixed income asset management) (1993-2014).	137	None

136	J.P. MORGAN MUNICIPAL BOND FUNDS	FEBRUARY 28, 2019

TRUSTEES

(Unaudited) (continued)

Name (Year of Birth); Positions With the Funds (1)	Principal Occupation During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee (2)	Other Directorships Held During the Past 5 Years
Independent Trustees (continued)

Raymond Kanner** (1953); Trustee of Trusts since 2017.	Retired; Managing Director & Chief Investment Officer, IBM Retirement Funds (2007-2016).	137	Advisory Board Member, Los Angeles Capital (2018-present); Advisory Board Member, State Street Global Advisors OCIO Board (2017-present); Acting Executive Director, Committee on Investment of Employee Benefit Assets (CIEBA) (2016-2017); Advisory Board Member, Betterment for Business (robo advisor) (2016-2017); Advisory Board Member, Blue Star Indexes (index creator) (2013-2017); Director, Emerging Markets Growth Fund (registered investment company) (1997-2016); Member, Russell Index Client Advisory Board (2001-2015).

Peter C. Marshall (1942); Trustee of Trusts since 2005; Trustee of heritage One Group Mutual Funds since 1985.	Self-employed business consultant (2002-present).	137	None

Mary E. Martinez (1960); Trustee of Trusts since 2013.	Associate, Special Properties, a Christie’s International Real Estate Affiliate (2010-present); Managing Director, Bank of America (Asset Management) (2007-2008); Chief Operating Officer, U.S. Trust Asset Management, U.S. Trust Company (asset management) (2003-2007); President, Excelsior Funds (registered investment companies) (2004-2005).	137	None

Marilyn McCoy (1948); Trustee of Trusts since 2005; Trustee of heritage One Group Mutual Funds since 1999.	Vice President of Administration and Planning, Northwestern University (1985-present).	137	None

Mitchell M. Merin (1953); Trustee of Trusts since 2013.	Retired; President and Chief Operating Officer, Morgan Stanley Investment Management, Member Morgan Stanley & Co. Management Committee (registered investment adviser) (1985-2005).	137	Director, Sun Life Financial (SLF) (financial services and insurance) (2007-2013).

Dr. Robert A. Oden, Jr. (1946); Trustee of Trusts since 2005; Trustee of heritage One Group Mutual Funds since 1997.	Retired; President, Carleton College (2002-2010); President, Kenyon College (1995-2002).	137	Trustee, Trout Unlimited (2017-present); Trustee, American Museum of Fly Fishing (2013-present); Vice Chair, Dartmouth-Hitchcock Medical Center (2011-present); Trustee, American University in Cairo (1999-2014).

Marian U. Pardo*** (1946); Trustee of Trusts since 2013.	Managing Director and Founder, Virtual Capital Management LLC (investment consulting) (2007-present); Managing Director, Credit Suisse Asset Management (portfolio manager) (2003-2006).	137	President and Member, Board of Governors, Columbus Citizens Foundation (not-for-profit supporting philanthropic and cultural programs) (2006-present).

FEBRUARY 28, 2019	J.P. MORGAN MUNICIPAL BOND FUNDS	137

NOTES TO FINANCIAL STATEMENTS

AS OF FEBRUARY 28, 2019 (continued)

(1)	The Trustees serve for an indefinite term, subject to the Trusts’ current retirement policy, which is age 78 for all Trustees.

(2)

A Fund Complex means two or more registered investment companies that hold themselves out to investors as related companies for purposes of investment and investor services or have a common investment adviser or have an investment adviser that is an affiliated person of the investment adviser of any of the other registered investment companies. The J.P. Morgan Funds Complex for which the Boards of Trustees serve currently includes eleven registered investment companies (137 funds).

*

Two family members of Mr. Harrington are partner and managing director, respectively, of the Funds’ independent registered public accounting firm. Such firm has represented to the Boards that those family members are not involved in the audit of the Funds’ financial statements and do not provide other services to the Funds. The Boards have concluded that such association does not interfere with Mr. Harrington’s exercise of independent judgment as an Independent Trustee.

**

A family member of Mr. Kanner is employed by JPMorgan Chase Bank, which is affiliated with JPMIM and JPMDS. In that capacity, this employee provides services to various JPMorgan affiliates including JPMIM and JPMDS and for which JPMIM and JPMDS bear some portion of the expense thereof.

***

In connection with prior employment with JPMorgan Chase, Ms. Pardo was the recipient of non-qualified pension plan payments from JPMorgan Chase in the amount of approximately $2,055 per month, which she irrevocably waived effective January 1, 2013, and deferred compensation payments from JPMorgan Chase in the amount of approximately $7,294 per year, which ended in January 2013. In addition, Ms. Pardo receives payments from a fully-funded qualified plan, which is not an obligation of JPMorgan Chase.

The contact address for each of the Trustees is 277 Park Avenue, New York, NY 10172.

138	J.P. MORGAN MUNICIPAL BOND FUNDS	FEBRUARY 28, 2019

OFFICERS

(Unaudited)

Name (Year of Birth), Positions Held with the Trust (Since)	Principal Occupations During Past 5 Years

Brian S. Shlissel (1964), President and Principal Executive Officer (2016)	Managing Director and Chief Administrative Officer for J.P. Morgan pooled vehicles, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) (2014–present); Managing Director and Head of Mutual Fund Services, Allianz Global Investors; President and Chief Executive Officer, Allianz Global Investors Mutual Funds and PIMCO Closed-End Funds (1999-2014).

Timothy J. Clemens (1975), Treasurer and Principal Financial Officer (2018)*	Executive Director, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since February 2016; Vice President, JPMorgan Funds Management, Inc. from October 2013 to January 2016.

Noah Greenhill (1969), Secretary (2018)*	Managing Director and General Counsel, JPMorgan Asset Management (2015 – present); Managing Director and General Counsel, JPMorgan Global Alternative Funds (2012-2015).

Stephen M. Ungerman (1953), Chief Compliance Officer (2005)	Managing Director, JPMorgan Chase & Co.; Mr. Ungerman has been with JPMorgan Chase & Co. since 2000.

Elizabeth A. Davin (1964), Assistant Secretary (2005)**	Executive Director and Assistant General Counsel, JPMorgan Chase since February 2012; formerly Vice President and Assistant General Counsel, JPMorgan Chase from 2005 to February 2012; Senior Counsel, JPMorgan Chase (formerly Bank One Corporation) from 2004 to 2005.

Jessica K. Ditullio (1962), Assistant Secretary (2005)**	Executive Director and Assistant General Counsel, JPMorgan Chase. Ms. Ditullio has been with JPMorgan Chase (formerly Bank One Corporation) since 1990.

Anthony Geron (1971), Assistant Secretary (2018)*	Vice President and Assistant General Counsel, JPMorgan Chase since September 2018; Lead Director and Counsel, AXA Equitable Life Insurance Company from 2015 to 2018 and Senior Director and Counsel, AXA Equitable Life Insurance Company from 2014 to 2015; Associate, Willkie Farr & Gallagher (law firm) from 2007 to 2014.

Carmine Lekstutis (1980), Assistant Secretary (2011)*	Executive Director and Assistant General Counsel, JPMorgan Chase since February 2015; formerly Vice President and Assistant General Counsel, JPMorgan Chase from 2011 to February 2015.

Gregory S. Samuels (1980), Assistant Secretary (2010)*	Executive Director and Assistant General Counsel, JPMorgan Chase since 2014; formerly Vice President and Assistant General Counsel, JPMorgan Chase from 2010 to February 2014.

Pamela L. Woodley (1971), Assistant Secretary (2012)*	Vice President and Assistant General Counsel, JPMorgan Chase since November 2004.

Zachary E. Vonnegut-Gabovitch (1986), Assistant Secretary (2017)*	Vice President and Assistant General Counsel, JPMorgan Chase since September 2016; Associate, Morgan, Lewis & Bockius (law firm) from 2012 to 2016.

Michael M. D’Ambrosio (1969), Assistant Treasurer (2012)	Managing Director, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since May 2014; formerly Executive Director, JPMorgan Funds Management, Inc. from 2012 to May 2014.

Shannon Gaines (1977), Assistant Treasurer (2018)**	Vice President, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since January 2014.

Jeffrey D. House (1972), Assistant Treasurer (2017)**	Vice President, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since July 2006.

Lauren A. Paino (1973), Assistant Treasurer (2014)*	Executive Director, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since August 2013.

Joseph Parascondola (1963), Assistant Treasurer (2011)*	Vice President, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since August 2006.

Gillian I. Sands (1969), Assistant Treasurer (2012)*	Vice President, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since September 2012.

The contact address for each of the officers, unless otherwise noted, is 277 Park Avenue, New York, NY 10172.

*	The contact address for the officer is 4 New York Plaza, New York, NY 10004.

**	The contact address for the officer is 1111 Polaris Parkway, Columbus, OH 43240.

FEBRUARY 28, 2019	J.P. MORGAN MUNICIPAL BOND FUNDS	139

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited)

Hypothetical $1,000 Investment

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and (2) ongoing costs, including investment advisory, fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these ongoing costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in each Class at the beginning of the reporting period, September 1, 2018, and continued to hold your shares at the end of the reporting period, February 28, 2019.

Actual Expenses

For each Class of each Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value September 1, 2018	Ending Account Value February 28, 2019	Expenses Paid During the Period	Annualized Expense Ratio
JPMorgan High Yield Municipal Fund
(formerly known as JPMorgan Tax Aware High Income Fund)
Class A
Actual*	$1,000.00	$1,019.50	$3.25	0.65%
Hypothetical*	1,000.00	1,021.57	3.26	0.65
Class C
Actual*	1,000.00	1,016.10	5.75	1.15
Hypothetical*	1,000.00	1,019.09	5.76	1.15
Class I
Actual*	1,000.00	1,019.10	2.75	0.55
Hypothetical*	1,000.00	1,022.07	2.76	0.55
Class R6
Actual**	1,000.00	1,044.60	1.30	0.39
Hypothetical*	1,000.00	1,022.86	1.96	0.39

JPMorgan Municipal Income Fund
Class A
Actual*	1,000.00	1,022.00	3.51	0.70
Hypothetical*	1,000.00	1,021.32	3.51	0.70
Class C
Actual*	1,000.00	1,018.40	6.26	1.25
Hypothetical*	1,000.00	1,018.60	6.26	1.25
Class I
Actual*	1,000.00	1,023.50	2.26	0.45
Hypothetical*	1,000.00	1,022.56	2.26	0.45
Class R6
Actual*	1,000.00	1,024.00	1.76	0.35
Hypothetical*	1,000.00	1,023.06	1.76	0.35

140	J.P. MORGAN MUNICIPAL BOND FUNDS	FEBRUARY 28, 2019

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited) (continued)

	Beginning Account Value September 1, 2018	Ending Account Value February 28, 2019	Expenses Paid During the Period	Annualized Expense Ratio
JPMorgan Short-Intermediate Municipal Bond Fund
Class A
Actual*	$1,000.00	$1,015.90	$3.50	0.70%
Hypothetical*	1,000.00	1,021.32	3.51	0.70
Class C
Actual*	1,000.00	1,014.20	5.99	1.20
Hypothetical*	1,000.00	1,018.84	6.01	1.20
Class I
Actual*	1,000.00	1,019.00	1.25	0.25
Hypothetical*	1,000.00	1,023.55	1.25	0.25
Class R6
Actual***	1,000.00	1,023.10	0.79	0.19
Hypothetical*	1,000.00	1,023.85	0.95	0.19

JPMorgan Tax Free Bond Fund
Class A
Actual*	1,000.00	1,015.60	3.35	0.67
Hypothetical*	1,000.00	1,021.47	3.36	0.67
Class C
Actual*	1,000.00	1,012.80	6.24	1.25
Hypothetical*	1,000.00	1,018.60	6.26	1.25
Class I
Actual*	1,000.00	1,016.80	2.25	0.45
Hypothetical*	1,000.00	1,022.56	2.26	0.45
Class R6
Actual***	1,000.00	1,024.40	1.66	0.40
Hypothetical*	1,000.00	1,022.81	2.01	0.40

JPMorgan Ultra-Short Municipal Fund
Class A
Actual*	1,000.00	1,008.60	2.19	0.44
Hypothetical*	1,000.00	1,022.61	2.21	0.44
Class I
Actual*	1,000.00	1,008.60	1.20	0.24
Hypothetical*	1,000.00	1,023.60	1.20	0.24

*	Expenses are equal to each Class’ respective annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).
**

Expenses are equal to the Class’s respective annualized expense ratio, multiplied by the average account value over the period, multiplied by 119/365 (to reflect the actual period). Commencement of operations was November 1, 2018.

***

Expenses are equal to the Class’s respective annualized expense ratio, multiplied by the average account value over the period, multiplied by 150/365 (to reflect the actual period). Commencement of operations was October 1, 2018.

FEBRUARY 28, 2019	J.P. MORGAN MUNICIPAL BOND FUNDS	141

TAX LETTER

(Unaudited)

Certain tax information for the J.P. Morgan Funds is required to be provided to shareholders based upon the Funds’ income and distributions for the taxable year ended February 28, 2019. The information and distributions reported in this letter may differ from the information and taxable distributions reported to the shareholders for the calendar year ending December 31, 2019. The information necessary to complete your income tax returns for the calendar year ending December 31, 2019 will be provided under separate cover.

Long Term Capital Gain

The Fund listed below distributed the following amount, or maximum allowable amount, of long-term capital gain dividends for the fiscal year ended February 28, 2019 (amounts in thousands):

Long-Term Capital Gain Distribution
Municipal Income Fund	$1,003

Tax-Exempt Income

Each Fund listed below had the following amount, or maximum allowable amount, of dividends paid from investment income exempt from federal income tax for the fiscal year ended February 28, 2019 (amounts in thousands):

Exempt Distributions Paid
High Yield Municipal Fund	$3,595
Municipal Income Fund	4,766
Short-Intermediate Municipal Bond Fund	30,675
Tax Free Bond Fund	12,386
Ultra-Short Municipal Fund	33,159

Treasury Income

The Fund listed below had the following percentage, or the maximum allowable percentage, of income earned from direct U.S. Treasury Obligations for the fiscal year ended February 28, 2019:

Income from U.S. Treasury Obligations
JPMorgan High Yield Municipal Fund	1.2%

142	J.P. MORGAN MUNICIPAL BOND FUNDS	FEBRUARY 28, 2019

Rev. January 2011

FACTS	WHAT DOES J.P. MORGAN FUNDS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

◾  Social Security number and account balances

◾  transaction history and account transactions

◾  checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons J.P. Morgan Funds chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does J.P. Morgan Funds share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes — information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes — information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 1-800-480-4111 or go to www.jpmorganfunds.com

Who we are
Who is providing this notice?	J.P. Morgan Funds

What we do
How does J.P. Morgan Funds protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. We authorize our employees to access your information only when they need it to do their work and we require companies that work for us to protect your information.
How does J.P. Morgan Funds collect my personal information?

We collect your personal information, for example, when you:

◾  open an account or provide contact information

◾  give us your account information or pay us by check

◾  make a wire transfer

We also collect your personal information from others, such as credit bureaus, affiliates and other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

◾  sharing for affiliates’ everyday business purposes – information about your creditworthiness

◾  affiliates from using your information to market to you

◾  sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ◾ J.P. Morgan Funds does not share with our affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ◾ J.P. Morgan Funds does not share with nonaffiliates so they can market to you.
Joint Marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ◾ J.P. Morgan Funds doesn’t jointly market.

J.P. Morgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

Contact JPMorgan Distribution Services, Inc. at 1-800-480-4111 for a fund prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

Investors may obtain information about the Securities Investor Protection Corporation (SIPC), including the SIPC brochure, by visiting www.sipc.org or by calling SIPC at 202-371-8300.

Each Fund files a complete schedule of its fund holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at http://www.sec.gov. Shareholders may request the Form N-Q without charge by calling 1-800-480-4111 or by visiting the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

A description of each Fund’s policies and procedures with respect to the disclosure of each Fund’s holdings is available in the prospectuses and Statement of Additional Information.

A copy of proxy policies and procedures is available without charge upon request by calling 1-800-480-4111 and on the Funds’ website at www.jpmorganfunds.com. A description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Funds to the Adviser. A copy of the Funds’ voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Funds’ website at www.jpmorganfunds.com no later than August 31 of each year. The Funds’ proxy voting record will include, among other things, a brief description of the matter voted on for each fund security, and will state how each vote was cast, for example, for or against the proposal.

J.P. Morgan Asset Management is the marketing name for the asset management businesses of JPMorgan Chase & Co. Those businesses include, but are not limited to, J.P. Morgan Investment Management Inc., Security Capital Research & Management Incorporated and J.P. Morgan Alternative Asset Management, Inc.

© JPMorgan Chase & Co., 2019. All rights reserved. February 2019.	AN-MUNIBOND-219

Annual Report

J.P. Morgan Money Market Funds

February 28, 2019

JPMorgan Prime Money Market Fund

JPMorgan Institutional Tax Free Money Market Fund

JPMorgan Securities Lending Money Market Fund

JPMorgan Liquid Assets Money Market Fund

JPMorgan U.S. Government Money Market Fund

JPMorgan U.S. Treasury Plus Money Market Fund

JPMorgan Federal Money Market Fund

JPMorgan 100% U.S. Treasury Securities Money Market Fund

JPMorgan Tax Free Money Market Fund

JPMorgan Municipal Money Market Fund

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Funds’ annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Funds’ website www.jpmorganfunds.com and you will be notified by mail each time a report is posted and provided with a website to access the report. If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action.

You may elect to receive shareholder reports and other communications from the Funds electronically anytime by contacting your financial intermediary (such as a broker dealer, bank, or retirement plan) or, if you are a direct investor, by going to www.jpmorganfunds.com/edelivery.

You may elect to receive paper copies of all future reports free of charge. Contact your financial intermediary or, if you invest directly with the Funds, email us at funds.website.support@jpmorganfunds.com or call 1-800-480-4111. Your election to receive paper reports will apply to all funds held within your account(s).

The following disclosure applies to the JPMorgan Liquid Assets Money Market Fund, JPMorgan Tax Free Money Market Fund and the JPMorgan Municipal Money Market Fund.

You could lose money by investing in a Fund. Although each Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. A Fund may impose a fee upon the sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in a Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Funds’ sponsor has no legal obligation to provide financial support to the Funds, and you should not expect that the sponsor will provide financial support to the Funds at any time.

The following disclosure applies to the JPMorgan Prime Money Market Fund, JPMorgan Institutional Tax Free Money Market Fund and JPMorgan Securities Lending Money Market Fund.

You could lose money by investing in a Fund. Because the share price of each Fund will fluctuate, when you sell your shares they may be worth more or less than what you originally paid for them. A Fund may impose a fee upon the sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in a Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Funds’ sponsor has no legal obligation to provide financial support to the Funds, and you should not expect that the sponsor will provide financial support to the Funds at any time.

Any gain resulting from the sale or exchange of Fund shares will be taxable as long-term or short-term gain, depending upon how long you have held your shares.

The following disclosure applies to the JPMorgan U.S. Government Money Market Fund, JPMorgan U.S. Treasury Plus Money Market Fund, JPMorgan Federal Money Market Fund and the JPMorgan 100% U.S. Treasury Securities Money Market Fund.

You could lose money by investing in a Fund. Although each Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. An investment in a Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Funds’ sponsor has no legal obligation to provide financial support to the Funds, and you should not expect that the sponsor will provide financial support to the Funds at any time.

Past performance is no guarantee of future performance. The general market views expressed in this report are opinions based on market and other conditions through the end of the reporting period and are subject to change without notice. These views are not intended to predict the future performance of a Fund or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of any Fund.

Prospective investors should refer to the Funds’ prospectuses for a discussion of the Funds’ investment objectives, strategies and risks. Call J.P. Morgan Funds Service Center at 1-800-480-4111 (retail investors) or 1-800-766-7722 (institutional investors) for a prospectus containing more complete information about a Fund, including management fees and other expenses. Please read it carefully before investing.

CEO’S LETTER

April 9, 2019 (Unaudited)

Dear Shareholders,

While the U.S. economy outpaced most other developed economies throughout 2018 and into early 2019, decelerating global growth prompted the U.S. Federal Reserve and certain other leading central banks to adopt a more neutral policy stance to support economic growth.

“In early 2019, prices for equity, debt securities and government bonds generally rose amid investor expectations for favorable central bank policies and optimism over a potential resolution to the trade dispute between the U.S. and China.” — George C.W. Gatch

Despite a sharp sell-off in financial markets in the fourth quarter of 2018, U.S. equity and bond markets generally recorded a positive performance for the twelve months ended February 28, 2019. For most of the reporting period, U.S. equity and bond prices were supported by record high corporate profits and a surging domestic economy.

Growth in U.S. gross domestic product (GDP) swelled to 4.2% in the second quarter of 2018, then cooled to 3.4% and 2.2% in the third and fourth quarters, respectively. The unemployment rate in the U.S. remained at historic lows, ranging between 4.0% and 3.7% for the reporting period and ending at 3.8% in February 2019. Corporate earnings generally outperformed analysts’ expectations for most of the reporting period but investors and economists expected that trend to recede due to slowing global demand and the fading effects of federal tax cuts enacted at the end of 2017.

Meanwhile, investor uncertainty rose in late 2018 amid unresolved U.S.-China trade tensions, rising interest rates and a political impasse that led to the shutdown of large parts of the U.S. federal government. Equity prices plummeted in December sending the S&P 500 Index to its worst monthly performance since 1931. However, a budget agreement re-opened federal operations in January and the Fed responded to slowing growth by adopting a “patient” approach toward further interest rate increases. Financial markets quickly rebounded, with domestic equity prices generally returning to positive territory for the reporting period and bond prices generally rising.

Among other leading economies, manufacturing and export sectors slumped in the 19-nation Eurozone, as well as in South Korea and Taiwan, amid softening demand from China and the impact of reciprocal trade tariffs between the U.S. and leading trading partners. In response to stalling growth, the European Central Bank offered a new round of low-cost loans to banks and indicated it would not raise interest rates through the end of 2019. Meanwhile, Chinese authorities moved to counter slowing domestic growth via tax cuts, infrastructure spending and increased bank lending. By the end of the period, U.S. and Chinese negotiators were working to resolve their trade dispute.

Notably, emerging market debt largely outperformed both equity and other bond markets in the second half of the reporting period. A decline in interest rates at the end of the period and investor expectations for improvement in trade tensions combined to generally bolster both sovereign and corporate bonds in emerging markets. In the U.S., equity market volatility increased in the second half of the reporting period and bond markets, which had lackluster performance for the first half of the reporting period, generally outperformed equity markets in the latter six months.

In early 2019, prices for equity, debt securities and government bonds generally rose amid investor expectations for favorable central bank policies and optimism over a potential resolution to the trade dispute between the U.S. and China. A pause in monetary tightening and a reduction in reciprocal trade tariffs could continue to support financial markets and global economic activity. The International Monetary Fund (IMF) and the Organization for Economic Cooperation and Development (OECD) have forecast 3.3% growth in global GDP for 2019, but the OECD has also warned of weakening economic prospects in the 20 largest economies, particularly in China, Eurozone countries and the U.K. The organization has cited “vulnerabilities” from slowing trade and manufacturing, as well as acute geo-political risks. The U.S. economy is forecast by IMF to grow by about 2.3% in 2019, slower than the previous year but still positive and on track to achieve its longest period of economic expansion on record.

We believe those investors who remain fully invested for the long term in a well-diversified portfolio may continue to benefit from available market opportunities. We look forward to managing your investment needs for years to come. Should you have any questions, please visit www.jpmorganfunds.com or contact the J.P. Morgan Funds Service Center at 1-800-480-4111.

Sincerely yours,

George C.W. Gatch

CEO, Global Funds Management

J.P. Morgan Asset Management

FEBRUARY 28, 2019	J.P. MORGAN MONEY MARKET FUNDS	1

JPMorgan Prime Money Market Fund

FUND FACTS

TWELVE MONTHS ENDED FEBRUARY 28, 2019 (Unaudited)

Objective†	Seeks current income while seeking to maintain liquidity and a low volatility of principal
Primary Investments	High quality, short-term, U.S. dollar-denominated money market instruments
Suggested investment time frame	Short-term
Share classes offered	Class C, Agency, Capital, IM, Institutional Class, Morgan, Premier and Reserve
Net Assets as of February 28, 2019	$47.1 Billion
Weighted Average Maturity^	30 calendar days
Weighted Average Life^^	82 calendar days

MATURITY SCHEDULE*^
1 calendar day	30.8%
2–7 calendar days	11.9
8–30 calendar days	20.8
31–60 calendar days	15.9
61–90 calendar days	14.2
91–180 calendar days	5.7
181+ calendar days	0.7

7-DAY SEC YIELD AS OF FEBRUARY 28, 2019(1)
Class C Shares	1.75%
Agency Shares	2.48
Capital Shares	2.56
IM Shares	2.58
Institutional Class Shares	2.53
Morgan Shares	2.22
Premier Shares	2.28
Reserve Shares	2.03

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111 (retail investors) or 1-800-766-7722 (institutional investors).

An investment in a money market fund is not insured by the FDIC or any other government agency.

†	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
^

The calculation takes into account the period remaining until the date on which, in accordance with the terms of the security, the principal amount must unconditionally be paid, or in the case of a security called for redemption, the date on which the redemption payment must be made and may utilize the interest rate reset date for variable or floating rate securities.

^^

The calculation takes into account the period remaining until the date on which, in accordance with the terms of the security, the principal amount must unconditionally be paid, or in the case of a security called for redemption, the date on which the redemption payment must be made.

*	Percentages indicated are based upon total investments as of February 28, 2019.
(1)

The yields for Class C Shares, Agency Shares, Capital Shares, IM Shares, Institutional Class Shares, Morgan Shares, Premier Shares and Reserve Shares reflect the reimbursements and/or waivers of certain expenses. Without these reimbursements and/or waivers, the yields would have been (1.91)%, 2.44%, 2.54%, 2.58%, 2.48%, 2.22%, 2.28% and 1.69% for Class C Shares, Agency Shares, Capital Shares, IM Shares, Institutional Class Shares, Morgan Shares, Premier Shares and Reserve Shares, respectively.

An unaudited, uncertified list of prior-day portfolio holdings of the JPMorgan Prime Money Market Fund is available upon request. Please contact your J.P. Morgan representative to obtain further information regarding this facility and information on holdings.

2	J.P. MORGAN MONEY MARKET FUNDS	FEBRUARY 28, 2019

JPMorgan Institutional Tax Free Money Market Fund

FUND FACTS

TWELVE MONTHS ENDED FEBRUARY 28, 2019 (Unaudited)

Objective†	Aims to provide current income, while seeking to maintain liquidity and a low volatility of principal
Primary Investments	High quality short-term municipal securities, the interest on which is excluded from federal income taxes
Suggested investment time frame	Short-term
Share classes offered	Agency, Capital, IM and Institutional Class
Net Assets as of February 28, 2019	$943.3 Million
Weighted Average Maturity^	17 calendar days
Weighted Average Life^^	20 calendar days

MATURITY SCHEDULE*^
1 calendar day	16.1%
2–7 calendar days	61.3
8–30 calendar days	3.9
31–60 calendar days	8.8
61–90 calendar days	5.6
91–180 calendar days	4.3

7-DAY SEC YIELD AS OF FEBRUARY 28, 2019(1)
Agency Shares	1.48%
Capital Shares	1.56
IM Shares	1.58
Institutional Class Shares	1.53

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111 (retail investors) or 1-800-766-7722 (institutional investors).

An investment in a money market fund is not insured by the FDIC or any other government agency.

†	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
^

The calculation takes into account the period remaining until the date on which, in accordance with the terms of the security, the principal amount must unconditionally be paid, or in the case of a security called for redemption, the date on which the redemption payment must be made and may utilize the interest rate reset date for variable or floating rate securities.

^^

The calculation takes into account the period remaining until the date on which, in accordance with the terms of the security, the principal amount must unconditionally be paid, or in the case of a security called for redemption, the date on which the redemption payment must be made.

*	Percentages indicated are based upon total investments as of February 28, 2019.
(1)

The yields for Agency Shares, Capital Shares, IM Shares and Institutional Class Shares reflect the reimbursements and/or waivers of certain expenses. Without these reimbursements and/or waivers, the yields would have been 1.45%, 1.54%, 1.57% and 1.49% for Agency Shares, Capital Shares, IM Shares and Institutional Class Shares, respectively.

An unaudited, uncertified list of prior-day portfolio holdings of the JPMorgan Institutional Tax Free Money Market Fund is available upon request. Please contact your J.P. Morgan representative to obtain further information regarding this facility and information on holdings.

FEBRUARY 28, 2019	J.P. MORGAN MONEY MARKET FUNDS	3

JPMorgan Securities Lending Money Market Fund

FUND FACTS

FOR THE PERIOD SEPTEMBER 19, 2018 (FUND INCEPTION DATE) THROUGH FEBRUARY 28, 2019 (Unaudited)

Objective†	Seeks current income while seeking to maintain liquidity and a low volatility of principal
Primary Investments	High quality, short-term, U.S. dollar-denominated money market instruments
Suggested investment time frame	Short-term
Share classes offered	Agency SL
Net Assets as of February 28, 2019	$2.9 Billion
Weighted Average Maturity^	24 calendar days
Weighted Average Life^^	61 calendar days

MATURITY SCHEDULE*^
1 calendar day	51.6%
2–7 calendar days	6.8
8–30 calendar days	12.0
31–60 calendar days	11.3
61–90 calendar days	11.3
91–180 calendar days	6.7
181+ calendar days	0.3

7-DAY SEC YIELD AS OF FEBRUARY 28, 2019(1)
Agency SL Shares	2.62%

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111 (retail investors) or 1-800-766-7722 (institutional investors).

An investment in a money market fund is not insured by the FDIC or any other government agency.

†	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
^

The calculation takes into account the period remaining until the date on which, in accordance with the terms of the security, the principal amount must unconditionally be paid, or in the case of a security called for redemption, the date on which the redemption payment must be made and may utilize the interest rate reset date for variable or floating rate securities.

^^

The calculation takes into account the period remaining until the date on which, in accordance with the terms of the security, the principal amount must unconditionally be paid, or in the case of a security called for redemption, the date on which the redemption payment must be made.

*	Percentages indicated are based upon total investments as of February 28, 2019.
(1)	The yield for Agency SL Shares reflects the reimbursements and/or waivers of certain expenses. Without these reimbursements and/or waivers, the yield would have been 2.48% for Agency SL Shares.

An unaudited, uncertified list of prior-day portfolio holdings of the JPMorgan Securities Lending Money Market Fund is available upon request. Please contact your J.P. Morgan representative to obtain further information regarding this facility and information on holdings.

4	J.P. MORGAN MONEY MARKET FUNDS	FEBRUARY 28, 2019

JPMorgan Liquid Assets Money Market Fund

FUND FACTS

TWELVE MONTHS ENDED FEBRUARY 28, 2019 (Unaudited)

Objective†	Seeks current income with liquidity and stability of principal
Primary Investments	High quality, short-term instruments including corporate notes, U.S. government securities, asset-backed securities, repurchase agreements, commercial paper, funding agreements, certificates of deposit, municipal obligations and bank obligations
Suggested investment time frame	Short-term
Share classes offered	Class C, Agency, Capital, E*Trade^, Institutional Class, Investor, Morgan, Premier and Reserve Shares
Net Assets as of February 28, 2019	$5.3 Billion
Weighted Average Maturity^^	30 calendar days
Weighted Average Life^^^	72 calendar days

MATURITY SCHEDULE*^^
1 calendar day	35.1%
2–7 calendar days	12.2
8–30 calendar days	16.0
31–60 calendar days	16.7
61–90 calendar days	14.0
91–180 calendar days	5.1
181+ calendar days	0.9

7-DAY SEC YIELD AS OF FEBRUARY 28, 2019(1)
Class C Shares	1.75%
Agency Shares	2.47
Capital Shares	2.55
Institutional Class Shares	2.52
Investor Shares	2.21
Morgan Shares	2.13
Premier Shares	2.28
Reserve Shares	2.02

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111 (retail investors) or 1-800-766-7722 (institutional investors).

An investment in a money market fund is not insured by the FDIC or any other government agency. Although money market funds strive to preserve the value of the investment at $1.00 per share, it is possible to lose money by investing in a money market fund.

†	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
^	E*Trade Shares had no assets from the close of business on October 19, 2016.
^^

The calculation takes into account the period remaining until the date on which, in accordance with the terms of the security, the principal amount must unconditionally be paid, or in the case of a security called for redemption, the date on which the redemption payment must be made and may utilize the interest rate reset date for variable or floating rate securities.

^^^

The calculation takes into account the period remaining until the date on which, in accordance with the terms of the security, the principal amount must unconditionally be paid, or in the case of a security called for redemption, the date on which the redemption payment must be made.

*	Percentages indicated are based upon total investments as of February 28, 2019.
(1)

The yields for Class C Shares, Agency Shares, Capital Shares, Institutional Class Shares, Investor Shares, Morgan Shares, Premier Shares and Reserve Shares reflect the reimbursements and/or waivers of certain expenses. Without these reimbursements and/or waivers, the yields would have been 1.47%, 2.38%, 2.48%, 2.43%, 2.05%, 1.99%, 2.22% and 1.76% for Class C Shares, Agency Shares, Capital Shares, Institutional Class Shares, Investor Shares, Morgan Shares, Premier Shares and Reserve Shares, respectively.

An unaudited, uncertified list of prior-day portfolio holdings of the JPMorgan Liquid Assets Money Market Fund is available upon request. Please contact your J.P. Morgan representative to obtain further information regarding this facility and information on holdings.

FEBRUARY 28, 2019	J.P. MORGAN MONEY MARKET FUNDS	5

JPMorgan U.S. Government Money Market Fund

FUND FACTS

TWELVE MONTHS ENDED FEBRUARY 28, 2019 (Unaudited)

Objective†	Seeks high current income with liquidity and stability of principal
Primary Investments	High quality, short-term securities issued or guaranteed by the U.S. government or by U.S. government agencies or instrumentalities and repurchase agreements collateralized by such obligations
Suggested investment time frame	Short-term
Share classes offered	Agency, Capital, Direct^, Eagle Class, Eagle Private Wealth Class, E*Trade, IM, Institutional Class, Investor, Morgan, Premier, Reserve and Service Shares
Net Assets as of February 28, 2019	$145.4 Billion
Weighted Average Maturity^^	21 calendar days
Weighted Average Life^^^	113 calendar days

MATURITY SCHEDULE*^^
1 calendar day	44.5%
2–7 calendar days	8.7
8–30 calendar days	24.6
31–60 calendar days	2.5
61–90 calendar days	15.7
91–180 calendar days	2.9
181+ calendar days	1.1

7-DAY SEC YIELD AS OF FEBRUARY 28, 2019(1)
Agency Shares	2.24%
Capital Shares	2.33
Eagle Class Shares	1.80
Eagle Private Wealth Class Shares	2.20
E*Trade Shares	1.49
IM Shares	2.34
Institutional Class Shares	2.30
Investor Shares	1.99
Morgan Shares	1.91
Premier Shares	2.05
Reserve Shares	1.80
Service Shares	1.44

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111 (retail investors) or 1-800-766-7722 (institutional investors).

An investment in a money market fund is not insured by the FDIC or any other government agency. Although money market funds strive to preserve the value of the investment at $1.00 per share, it is possible to lose money by investing in a money market fund.

†	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
^	Direct Shares had no assets from the close of business on November 22, 2017.
^^

The calculation takes into account the period remaining until the date on which, in accordance with the terms of the security, the principal amount must unconditionally be paid, or in the case of a security called for redemption, the date on which the redemption payment must be made and may utilize the interest rate reset date for variable or floating rate securities.

^^^

The calculation takes into account the period remaining until the date on which, in accordance with the terms of the security, the principal amount must unconditionally be paid, or in the case of a security called for redemption, the date on which the redemption payment must be made.

*	Percentages indicated are based upon total investments as of February 28, 2019.
(1)

The yields for Agency Shares, Capital Shares, Eagle Class Shares, Eagle Private Wealth Class Shares, E*Trade Shares, IM Shares, Institutional Class Shares, Investor Shares, Morgan Shares, Premier Shares, Reserve Shares and Service Shares reflect the reimbursements and/or waivers of certain expenses. Without these reimbursements and/or waivers, the yields would have been 2.19%, 2.30%, 1.79%, 0.22%, 1.43%, 2.34%, 2.25%, 1.99%, 1.89%, 2.04%, 1.79% and 1.43% for Agency Shares, Capital Shares, Eagle Class Shares, Eagle Private Wealth Class Shares, E*Trade Shares, IM Shares, Institutional Class Shares, Investor Shares, Morgan Shares, Premier Shares, Reserve Shares and Service Shares, respectively.

An unaudited, uncertified list of prior-day portfolio holdings of the JPMorgan U.S. Government Money Market Fund is available upon request. Please contact your J.P. Morgan representative to obtain further information regarding this facility and information on holdings.

6	J.P. MORGAN MONEY MARKET FUNDS	FEBRUARY 28, 2019

JPMorgan U.S. Treasury Plus Money Market Fund

FUND FACTS

TWELVE MONTHS ENDED FEBRUARY 28, 2019 (Unaudited)

Objective†	Seeks current income with liquidity and stability of principal
Primary Investments	Direct obligations of the U.S. Treasury including Treasury bills, bonds and notes and other obligations issued or guaranteed by the U.S. Treasury and repurchase agreements collateralized by U.S. Treasury securities
Suggested investment time frame	Short-term
Share classes offered	Class C, Agency, Capital, Direct^, IM, Institutional Class, Investor, Morgan, Premier and Reserve Shares
Net Assets as of February 28, 2019	$29.7 Billion
Weighted Average Maturity^^	16 calendar days
Weighted Average Life^^^	113 calendar days

MATURITY SCHEDULE*^^
1 calendar day	70.6%
2–7 calendar days	3.3
8–30 calendar days	12.4
31–60 calendar days	4.1
61–90 calendar days	2.8
91–180 calendar days	5.8
181+ calendar days	1.0

7-DAY SEC YIELD AS OF FEBRUARY 28, 2019(1)
Class C Shares	1.51%
Agency Shares	2.23
Capital Shares	2.32
IM Shares	2.35
Institutional Class Shares	2.29
Investor Shares	1.98
Morgan Shares	1.90
Premier Shares	2.04
Reserve Shares	1.79

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111 (retail investors) or 1-800-766-7722 (institutional investors).

An investment in a money market fund is not insured by the FDIC or any other government agency. Although money market funds strive to preserve the value of the investment at $1.00 per share, it is possible to lose money by investing in a money market fund.

†	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
^	Direct Shares had no assets from the close of business on November 22, 2017.
^^

The calculation takes into account the period remaining until the date on which, in accordance with the terms of the security, the principal amount must unconditionally be paid, or in the case of a security called for redemption, the date on which the redemption payment must be made and may utilize the interest rate reset date for variable or floating rate securities.

^^^

The calculation takes into account the period remaining until the date on which, in accordance with the terms of the security, the principal amount must unconditionally be paid, or in the case of a security called for redemption, the date on which the redemption payment must be made.

*	Percentages indicated are based upon total investments as of February 28, 2019.
(1)

The yields for Class C Shares, Agency Shares, Capital Shares, IM Shares, Institutional Class Shares, Investor Shares, Morgan Shares, Premier Shares and Reserve Shares reflect the reimbursements and/or waivers of certain expenses. Without these reimbursements and/or waivers, the yields would have been 1.33%, 2.19%, 2.32%, 2.35%, 2.25%, 1.97%, 1.89%, 2.04% and 1.79% for Class C Shares, Agency Shares, Capital Shares, IM Shares, Institutional Class Shares, Investor Shares, Morgan Shares, Premier Shares and Reserve Shares, respectively.

An unaudited, uncertified list of prior-day portfolio holdings of the JPMorgan U.S. Treasury Plus Money Market Fund is available upon request. Please contact your J.P. Morgan representative to obtain further information regarding this facility and information on holdings.

FEBRUARY 28, 2019	J.P. MORGAN MONEY MARKET FUNDS	7

JPMorgan Federal Money Market Fund

FUND FACTS

TWELVE MONTHS ENDED FEBRUARY 28, 2019 (Unaudited)

Objective†	Aims to provide current income while still preserving capital and maintaining liquidity
Primary Investments	Direct obligations of the U.S. Treasury including Treasury bills, bonds and notes as well as debt obligations issued or guaranteed by U.S. government agencies or instrumentalities
Suggested investment time frame	Short-term
Share classes offered	Agency, Institutional Class, Morgan and Premier Shares
Net Assets as of February 28, 2019	$3.7 Billion
Weighted Average Maturity^	37 calendar days
Weighted Average Life^^	103 calendar days

MATURITY SCHEDULE*^
1 calendar day	10.5%
2–7 calendar days	6.0
8–30 calendar days	20.3
31–60 calendar days	39.3
61–90 calendar days	19.9
91–180 calendar days	4.0

7-DAY SEC YIELD AS OF FEBRUARY 28, 2019(1)
Agency Shares	2.22%
Institutional Class Shares	2.27
Morgan Shares	1.88
Premier Shares	2.03

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111 (retail investors) or 1-800-766-7722 (institutional investors).

An investment in a money market fund is not insured by the FDIC or any other government agency. Although money market funds strive to preserve the value of the investment at $1.00 per share, it is possible to lose money by investing in a money market fund.

†	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
^

The calculation takes into account the period remaining until the date on which, in accordance with the terms of the security, the principal amount must unconditionally be paid, or in the case of a security called for redemption, the date on which the redemption payment must be made and may utilize the interest rate reset date for variable or floating rate securities.

^^

The calculation takes into account the period remaining until the date on which, in accordance with the terms of the security, the principal amount must unconditionally be paid, or in the case of a security called for redemption, the date on which the redemption payment must be made.

*	Percentages indicated are based upon total investments as of February 28, 2019.
(1)

The yields for Agency Shares, Institutional Class Shares, Morgan Shares and Premier Shares reflect the reimbursements and/or waivers of certain expenses. Without these reimbursements and/or waivers, the yields would have been 2.17%, 2.22%, 1.84% and 2.01% for Agency Shares, Institutional Class Shares, Morgan Shares and Premier Shares, respectively.

An unaudited, uncertified list of prior-day portfolio holdings of the JPMorgan Federal Money Market Fund is available upon request. Please contact your J.P. Morgan representative to obtain further information regarding this facility and information on holdings.

8	J.P. MORGAN MONEY MARKET FUNDS	FEBRUARY 28, 2019

JPMorgan 100% U.S. Treasury Securities Money Market Fund

FUND FACTS

TWELVE MONTHS ENDED FEBRUARY 28, 2019 (Unaudited)

Objective†	Aims to provide the highest possible level of current income while still maintaining liquidity and providing maximum safety of principal
Primary Investments	Direct obligations of the U.S. Treasury including Treasury bills, bonds and notes
Suggested investment time frame	Short-term
Share classes offered	Agency, Capital, Institutional Class, Morgan, Premier and Reserve Shares
Net Assets as of February 28, 2019	$49.6 Billion
Weighted Average Maturity^	37 calendar days
Weighted Average Life^^	108 calendar days

MATURITY SCHEDULE*^
1 calendar day	13.0%
2–7 calendar days	5.8
8–30 calendar days	32.2
31–60 calendar days	29.9
61–90 calendar days	14.0
91–180 calendar days	5.1

7-DAY SEC YIELD AS OF FEBRUARY 28, 2019(1)
Agency Shares	2.22%
Capital Shares	2.30
Institutional Class Shares	2.27
Morgan Shares	1.88
Premier Shares	2.02
Reserve Shares	1.77

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111 (retail investors) or 1-800-766-7722 (institutional investors).

An investment in a money market fund is not insured by the FDIC or any other government agency. Although money market funds strive to preserve the value of the investment at $1.00 per share, it is possible to lose money by investing in a money market fund.

†	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
^

The calculation takes into account the period remaining until the date on which, in accordance with the terms of the security, the principal amount must unconditionally be paid, or in the case of a security called for redemption, the date on which the redemption payment must be made and may utilize the interest rate reset date for variable or floating rate securities.

^^

The calculation takes into account the period remaining until the date on which, in accordance with the terms of the security, the principal amount must unconditionally be paid, or in the case of a security called for redemption, the date on which the redemption payment must be made.

*	Percentages indicated are based upon total investments as of February 28, 2019.
(1)

The yields for Agency Shares, Capital Shares, Institutional Class Shares, Morgan Shares, Premier Shares and Reserve Shares reflect the reimbursements and/or waivers of certain expenses. Without these reimbursements and/or waivers, the yields would have been 2.15%, 2.25%, 2.20%, 1.84%, 1.99% and 1.74% for Agency Shares, Capital Shares, Institutional Class Shares, Morgan Shares, Premier Shares and Reserve Shares, respectively.

An unaudited, uncertified list of prior-day portfolio holdings of the JPMorgan 100% U.S. Treasury Securities Money Market Fund is available upon request. Please contact your J.P. Morgan representative to obtain further information regarding this facility and information on holdings.

FEBRUARY 28, 2019	J.P. MORGAN MONEY MARKET FUNDS	9

JPMorgan Tax Free Money Market Fund

FUND FACTS

TWELVE MONTHS ENDED FEBRUARY 28, 2019 (Unaudited)

Objective†	Aims to provide the highest possible level of current income which is excluded from gross income, while still preserving capital and maintaining liquidity*
Primary Investments	High quality short-term municipal securities, the interest on which is excluded from federal income taxes
Suggested investment time frame	Short-term
Share classes offered	Agency, Institutional Class, Morgan, Premier and Reserve Shares
Net Assets as of February 28, 2019	$16.6 Billion
Weighted Average Maturity^	16 calendar days
Weighted Average Life^^	16 calendar days

MATURITY SCHEDULE**^
1 calendar day	18.8%
2–7 calendar days	67.2
8–30 calendar days	2.5
31–60 calendar days	2.8
61-90 calendar days	2.8
91–180 calendar days	4.1
181+ calendar days	1.8

7-DAY SEC YIELD AS OF FEBRUARY 28, 2019(1)
Agency Shares	1.50%
Institutional Class Shares	1.55
Morgan Shares	1.17
Premier Shares	1.31
Reserve Shares	1.06

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111 (retail investors) or 1-800-766-7722 (institutional investors).

An investment in a money market fund is not insured by the FDIC or any other government agency. Although money market funds strive to preserve the value of the investment at $1.00 per share, it is possible to lose money by investing in a money market fund.

†	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
^

The calculation takes into account the period remaining until the date on which, in accordance with the terms of the security, the principal amount must unconditionally be paid, or in the case of a security called for redemption, the date on which the redemption payment must be made and may utilize the interest rate reset date for variable or floating rate securities.

^^

The calculation takes into account the period remaining until the date on which, in accordance with the terms of the security, the principal amount must unconditionally be paid, or in the case of a security called for redemption, the date on which the redemption payment must be made.

*	A portion of the Fund’s income distributions may be subject to the Alternative Minimum Tax (AMT), and some investors may be subject to certain state and local taxes.
**	Percentages indicated are based upon total investments as of February 28, 2019.
(1)

The yields for Agency Shares, Institutional Class Shares, Morgan Shares, Premier Shares and Reserve Shares reflect the reimbursements and/or waivers of certain expenses. Without these reimbursements and/or waivers, the yields would have been 1.45%, 1.50%, 0.80%, 1.30% and 1.05% for Agency Shares, Institutional Class Shares, Morgan Shares, Premier Shares and Reserve Shares, respectively.

An unaudited, uncertified list of prior-day portfolio holdings of the JPMorgan Tax Free Money Market Fund is available upon request. Please contact your J.P. Morgan representative to obtain further information regarding this facility and information on holdings.

10	J.P. MORGAN MONEY MARKET FUNDS	FEBRUARY 28, 2019

JPMorgan Municipal Money Market Fund

FUND FACTS

TWELVE MONTHS ENDED FEBRUARY 28, 2019 (Unaudited)

Objective†	Seeks as high a level of current interest income exempt from federal income tax as is consistent with liquidity and stability of principal*
Primary Investments	High quality short-term municipal securities, the interest on which is excluded from federal income taxes
Suggested investment time frame	Short-term
Share classes offered	Agency, Eagle Class, E*Trade^, Institutional Class, Morgan, Premier and Service Shares
Net Assets as of February 28, 2019	$3.1 Billion
Weighted Average Maturity^^	6 calendar days
Weighted Average Life^^^	6 calendar days

MATURITY SCHEDULE**^^
1 calendar day	10.7%
2–7 calendar days	89.3

7-DAY SEC YIELD AS OF FEBRUARY 28, 2019(1)
Agency Shares	1.55%
Eagle Class Shares	1.10
Institutional Class Shares	1.60
Morgan Shares	1.21
Premier Shares	1.36
Service Shares	0.75

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111 (retail investors) or 1-800-766-7722 (institutional investors).

An investment in a money market fund is not insured by the FDIC or any other government agency. Although money market funds strive to preserve the value of the investment at $1.00 per share, it is possible to lose money by investing in a money market fund.

†	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
^	E*Trade Shares had no assets from the close of business on September 21, 2016.
^^

The calculation takes into account the period remaining until the date on which, in accordance with the terms of the security, the principal amount must unconditionally be paid, or in the case of a security called for redemption, the date on which the redemption payment must be made and may utilize the interest rate reset date for variable or floating rate securities.

^^^

The calculation takes into account the period remaining until the date on which, in accordance with the terms of the security, the principal amount must unconditionally be paid, or in the case of a security called for redemption, the date on which the redemption payment must be made.

*	A portion of the Fund’s income distributions may be subject to the Alternative Minimum Tax (AMT), and some investors may be subject to certain state and local taxes.
**	Percentages indicated are based upon total investments as of February 28, 2019.
(1)

The yields for Agency Shares, Eagle Class Shares, Institutional Class Shares, Morgan Shares, Premier Shares and Service Shares reflect the reimbursements and/or waivers of certain expenses. Without these reimbursements and/or waivers, the yields would have been 1.39%, 0.99%, 1.45%, 1.09%, 1.24% and 0.64% for Agency Shares, Eagle Class Shares, Institutional Class Shares, Morgan Shares, Premier Shares and Service Shares, respectively.

An unaudited, uncertified list of prior-day portfolio holdings of the JPMorgan Municipal Money Market Fund is available upon request. Please contact your J.P. Morgan representative to obtain further information regarding this facility and information on holdings.

FEBRUARY 28, 2019	J.P. MORGAN MONEY MARKET FUNDS	11

JPMorgan Prime Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2019

INVESTMENTS (a)	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Repurchase Agreements — 22.0%

Barclays Capital, Inc., 2.59%, dated 2/28/2019, due 3/7/2019, repurchase price $190,096, collateralized by Asset-Backed Securities, 0.00% - 40.74%, due 9/20/2019 - 11/25/2048, with a value of $209,000.	190,000	190,000

Barclays Capital, Inc., 2.86%, dated 2/28/2019, due 4/4/2019, repurchase price $401,112, collateralized by Asset-Backed Securities, 0.00% - 9.54%, due 8/20/2023 - 7/20/2118, Collateralized Mortgage Obligations, 0.00% - 40.74%, due 10/25/2021 - 5/17/2061, and FNMA Connecticut Avenue Securities, 4.00% - 14.73%, due 7/25/2029 - 8/25/2056, with a value of $434,950.	400,000	400,000

BMO Capital Markets Corp., 2.50%, dated 2/28/2019, due 3/1/2019, repurchase price $110,008, collateralized by Asset-Backed Securities, 1.59% - 6.24%, due 11/16/2020 - 11/25/2048, Collateralized Mortgage Obligations, 3.99%, due 6/25/2035, Corporate Bonds, 1.90% - 12.50%, due 8/6/2019 - 1/1/2049, Corporate Notes, 1.80% - 3.20%, due 11/5/2019 - 7/13/2021, FHLMC, 2.99% - 3.33%, due 10/25/2047, FNMA, 2.10%, due 4/25/2025, and Sovereign Government Securities, 1.63% - 5.00%, due 8/19/2019 - 6/15/2045, with a value of $117,242.	110,000	110,000

BMO Capital Markets Corp., 2.50%, dated 2/28/2019, due 3/1/2019, repurchase price $502,035, collateralized by Asset-Backed Securities, 2.66% - 4.21%, due 4/18/2022 - 10/25/2056, Collateralized Mortgage Obligations, 3.35% - 4.21%, due 3/12/2046 - 9/17/2058, Corporate Bonds, 2.00% - 12.50%, due 9/25/2019 - 12/21/2065, Corporate Notes, 2.13% - 4.00%, due 9/11/2019 - 9/14/2048, FHLMC, 2.90% - 3.33%, due 3/25/2029 - 10/25/2047, and Sovereign Government Securities, 1.25% - 2.83%, due 4/4/2019 - 1/31/2022, with a value of $530,593.	502,000	502,000

INVESTMENTS (a)	PRINCIPAL AMOUNT ($000)	VALUE ($000)

BMO Capital Markets Corp., 2.60%, dated 2/28/2019, due 3/7/2019, repurchase price $25,013, collateralized by Asset-Backed Securities, 2.31% - 3.90%, due 11/15/2021 - 7/15/2043, Collateralized Mortgage Obligations, 3.35%, due 3/12/2046, Corporate Bonds, 1.75% - 12.50%, due 11/7/2019 - 1/23/2049, Corporate Notes, 2.50% - 2.95%, due 1/8/2021 - 1/11/2025, FNMA, 2.94%, due 3/1/2027, GNMA, 3.50%, due 10/20/2048, and Sovereign Government Securities, 1.25% - 1.63%, due 9/20/2019 - 1/17/2020, with a value of $26,587.	25,000	25,000

BMO Capital Markets Corp., 2.60%, dated 2/28/2019, due 3/7/2019, repurchase price $300,152, collateralized by Asset-Backed Securities, 1.75% - 6.24%, due 8/16/2021 - 8/25/2055, Collateralized Mortgage Obligations, 2.87% - 8.50%, due 12/25/2031 - 3/12/2046, Corporate Bonds, 2.13% - 12.50%, due 5/15/2019 - 12/1/2095, Corporate Notes, 1.80% - 7.25%, due 4/20/2021 - 3/1/2029, FHLMC, 2.90% - 4.00%, due 3/25/2029 - 10/25/2047, GNMA, 2.85% - 3.50%, due 10/20/2048 - 2/20/2049, Municipal Debt Securities, 3.01%, due 8/25/2031, and Sovereign Government Securities, 1.25% - 5.00%, due 8/19/2019 - 6/15/2045, with a value of $320,740.

	300,000	300,000

BNP Paribas SA, 2.55%, dated 2/28/2019, due 3/1/2019, repurchase price $235,017, collateralized by Asset-Backed Securities, 0.00% - 10.29%, due 4/20/2026 - 12/3/2037, Collateralized Mortgage Obligations, 6.18%, due 3/25/2036, Corporate Bonds, 2.38% - 10.75%, due 2/15/2020 - 7/15/2028, Corporate Notes, 2.25% - 4.63%, due 4/21/2020 - 5/22/2022, FNMA Connecticut Avenue Securities, 4.81% - 8.39%, due 7/25/2025 - 2/25/2049, Sovereign Government Securities, 2.50%, due 11/15/2027, and U.S. Treasury Securities, 0.00% - 7.50%, due 3/21/2019 - 2/28/2026, with a value of $248,054.	235,000	235,000

SEE NOTES TO FINANCIAL STATEMENTS.

12	J.P. MORGAN MONEY MARKET FUNDS	FEBRUARY 28, 2019

INVESTMENTS (a)	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Repurchase Agreements — continued

Citigroup Global Markets Holdings, Inc., 3.22%, dated 2/28/2019, due 3/27/2019, repurchase price $227,748, collateralized by Asset-Backed Securities, 0.00% - 6.00%, due 3/17/2036 - 7/26/2045, Collateralized Mortgage Obligations, 5.00%, due 11/25/2033, and U.S. Treasury Securities, 2.00% - 3.63%, due 2/28/2021 - 2/15/2049 with a value of $233,741.	227,200	227,200

Citigroup Global Markets Holdings, Inc., 2.87%, dated 2/28/2019, due 4/22/2019, repurchase price $238,704, collateralized by Asset-Backed Securities, 3.15% - 3.72%, due 5/24/2034 - 4/6/2042, Collateralized Mortgage Obligations, 0.00% - 0.06%, due 9/25/2043 - 2/25/2059, Corporate Bonds, 5.63% - 8.25%, due 4/22/2021 - 9/11/2042, Corporate Notes, 3.70% - 5.75%, due 1/11/2022 - 2/15/2029, FFCB, 2.22%, due 10/9/2020, FNMA, 0.00% - 3.56%, due 9/25/2028 - 3/1/2049, GNMA, 5.00% - 5.00%, due 1/20/2049 - 2/20/2049, Municipal Debt Securities, 6.71% - 7.47%, due 6/1/2046 - 6/1/2047, and U.S. Treasury Securities, 0.00% - 3.13%, due 2/15/2025 - 2/15/2049, with a value of $246,756.

	237,700	237,700

Credit Suisse Securities USA LLC, 2.60%, dated 2/28/2019, due 3/5/2019, repurchase price $75,027, collateralized by Asset-Backed Securities, 0.00% - 2.87%, due 10/20/2022 - 11/28/2046, and Collateralized Mortgage Obligations, 0.00% - 7.49%, due 8/15/2021 - 7/25/2058, with a value of $81,294.	75,000	75,000

Fixed Income Clearing Corp., 2.57%, dated 2/28/2019, due 3/1/2019, repurchase price $1,300,093, collateralized by U.S. Treasury Securities, 0.63% - 2.75%, due 1/31/2020 - 8/15/2025, with a value of $1,326,000.	1,300,000	1,300,000

Fixed Income Clearing Corp., 2.57%, dated 2/28/2019, due 3/1/2019, repurchase price $2,300,164, collateralized by U.S. Treasury Securities, 0.13% - 3.00%, due 4/15/2020 - 9/30/2025, with a value of $2,346,000.	2,300,000	2,300,000

INVESTMENTS (a)	PRINCIPAL AMOUNT ($000)	VALUE ($000)

HSBC Securities USA, Inc., 2.50%, dated 2/28/2019, due 3/1/2019, repurchase price $20,001, collateralized by Asset-Backed Securities, 1.98% - 3.14%, due 4/15/2021 - 2/20/2024, and Municipal Debt Securities, 5.50%, due 8/1/2031, with a value of $21,202.	20,000	20,000

HSBC Securities USA, Inc., 2.50%, dated 2/28/2019, due 3/1/2019, repurchase price $200,014, collateralized by Corporate Bonds, 1.85% - 8.63%, due 2/6/2020 - 9/30/2110, Corporate Notes, 1.88% - 6.00%, due 3/4/2019 - 7/21/2028, and Sovereign Government Securities, 1.88% - 5.10%, due 12/15/2020 - 4/23/2048, with a value of $210,015.	200,000	200,000

HSBC Securities USA, Inc., 2.65%, dated 2/28/2019, due 3/1/2019, repurchase price $106,008, collateralized by Corporate Bonds, 0.00% - 10.75%, due 9/15/2020 - 12/31/2099, and Municipal Debt Securities, 5.50%, due 8/1/2031, with a value of $114,488.	106,000	106,000

ING Financial Markets LLC, 2.50%, dated 2/28/2019, due 3/1/2019, repurchase price $70,005, collateralized by Corporate Bonds, 1.25% - 7.88%, due 5/15/2019 - 8/16/2077, Corporate Notes, 1.75% - 3.52%, due 6/17/2019 - 3/1/2029, and Sovereign Government Securities, 2.95%, due 1/11/2023, with a value of $73,505.	70,000	70,000

ING Financial Markets LLC, 2.50%, dated 2/28/2019, due 3/1/2019, repurchase price $80,006, collateralized by Corporate Bonds, 1.63% - 9.40%, due 6/18/2019 - 3/1/2068, Corporate Notes, 2.88% - 3.75%, due 9/15/2020 - 5/2/2023, Sovereign Government Securities, 5.50%, due 7/12/2020, and U.S. Treasury Securities, 0.00%, due 8/15/2019, with a value of $84,346.	80,000	80,000

ING Financial Markets LLC, 2.51%, dated 2/28/2019, due 3/1/2019, repurchase price $30,002, collateralized by Sovereign Government Securities, 5.50% - 7.39%, due 7/12/2020 - 12/2/2024, with a value of $31,720.	30,000	30,000

ING Financial Markets LLC, 2.60%, dated 2/28/2019, due 3/1/2019, repurchase price $5,000, collateralized by Corporate Bonds, 4.13% - 8.88%, due 10/7/2019 - 3/1/2097, and Corporate Notes, 4.25%, due 5/13/2019, with a value of $5,400.	5,000	5,000

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2019	J.P. MORGAN MONEY MARKET FUNDS	13

JPMorgan Prime Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2019 (continued)

INVESTMENTS (a)	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Repurchase Agreements — continued

ING Financial Markets LLC, 2.60%, dated 2/28/2019, due 3/1/2019, repurchase price $36,003, collateralized by Corporate Bonds, 4.45% - 5.50%, due 7/16/2020 - 10/1/2028, and Corporate Notes, 4.25%, due 5/13/2019, with a value of $38,883.	36,000	36,000

ING Financial Markets LLC, 2.51%, dated 2/28/2019, due 3/4/2019, repurchase price $55,015, collateralized by Corporate Bonds, 1.75% - 5.95%, due 9/29/2019 - 8/16/2077, Corporate Notes, 2.88% - 3.75%, due 4/23/2020 - 5/2/2023, and Sovereign Government Securities, 5.50%, due 7/12/2020, with a value of $58,060.	55,000	55,000

ING Financial Markets LLC, 2.65%, dated 2/28/2019, due 3/25/2019, repurchase price $100,184, collateralized by Corporate Bonds, 4.00% - 8.88%, due 10/7/2019 - 3/1/2097, and Corporate Notes, 4.25%, due 5/13/2019, with a value of $108,245.	100,000	100,000

ING Financial Markets LLC, 2.55%, dated 2/28/2019, due 3/27/2019, repurchase price $100,191, collateralized by Corporate Bonds, 1.25% - 6.88%, due 5/14/2019 - 1/25/2049, Corporate Notes, 1.75% - 3.38%, due 6/17/2019 - 3/1/2029, and Sovereign Government Securities, 2.50% - 5.50%, due 7/12/2020 - 3/1/2041, with a value of $105,330.	100,000	100,000

Merrill Lynch PFS, Inc., 2.60%, dated 2/28/2019, due 3/1/2019, repurchase price $175,013, collateralized by Asset-Backed Securities, 0.00% - 3.64%, due 5/8/2042 - 7/26/2066, and Collateralized Mortgage Obligations, 0.06% - 3.44%, due 8/13/2027 - 5/17/2061, with a value of $185,838.	175,000	175,000

Merrill Lynch PFS, Inc., 2.65%, dated 2/28/2019, due 3/1/2019, repurchase price $350,026, collateralized by Corporate Bonds, 0.00% - 14.05%, due 3/15/2019 - 12/31/2099, and Corporate Notes, 4.00% - 8.63%, due 4/15/2020 - 12/31/2099, with a value of $368,174.	350,000	350,000

Merrill Lynch PFS, Inc., 2.80%, dated 2/28/2019, due 4/4/2019, repurchase price $280,762, collateralized by Asset-Backed Securities, 2.88% - 5.17%, due 10/18/2024 - 7/25/2058, and Collateralized Mortgage Obligations, 0.28% - 5.50%, due 12/12/2030 - 12/17/2059, with a value of $300,085.	280,000	280,000

INVESTMENTS (a)	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Merrill Lynch PFS, Inc., 2.85%, dated 2/28/2019, due 4/4/2019, repurchase price $272,754, collateralized by Corporate Bonds, 0.00% - 11.00%, due 10/1/2021 - 1/1/2099, with a value of $293,760.	272,000	272,000

Societe Generale SA, 2.52%, dated 2/28/2019, due 3/1/2019, repurchase price $434,030, collateralized by Corporate Bonds, 2.10% - 9.25%, due 1/15/2020 - 6/19/2064, Corporate Notes, 1.63% - 6.25%, due 5/2/2019 - 5/15/2038, Sovereign Government Securities, 2.63% - 10.63%, due 1/27/2020 - 4/23/2048, and U.S. Treasury Securities, 0.88% - 2.50%, due 10/31/2020 - 1/15/2029, with a value of $455,697.	434,000	434,000

Societe Generale SA, 2.62%, dated 2/28/2019, due 3/1/2019, repurchase price $671,049, collateralized by Corporate Bonds, 2.00% - 11.25%, due 3/1/2020 - 6/5/2115, Corporate Notes, 3.90% - 13.88%, due 12/1/2021 - 1/1/2099, and Sovereign Government Securities, 2.00% - 10.13%, due 10/14/2019 - 2/15/2048, with a value of $723,884.	671,000	671,000

Societe Generale SA, 2.67%, dated 2/28/2019, due 3/1/2019, repurchase price $800,059, collateralized by Corporate Bonds, 2.63% - 11.50%, due 2/15/2020 - 6/5/2115, Corporate Notes, 2.90% - 9.38%, due 11/19/2019 - 8/1/2033, and Sovereign Government Securities, 2.00% - 10.13%, due 10/14/2019 - 2/17/2045, with a value of $863,017.	800,000	800,000

Societe Generale SA, 2.60%, dated 2/28/2019, due 4/1/2019, repurchase price $80,185, collateralized by Corporate Bonds, 2.00% - 8.50%, due 5/22/2019 - 10/15/2058, Corporate Notes, 2.20% - 6.13%, due 5/15/2019 - 11/20/2048, Sovereign Government Securities, 3.25% - 6.42%, due 1/27/2020 - 9/20/2028, and U.S. Treasury Securities, 0.00% - 1.75%, due 3/28/2019 - 5/15/2047, with a value of $84,288.	80,000	80,000

UBS AG, 2.60%, dated 2/28/2019, due 3/7/2019, repurchase price $300,152, collateralized by Corporate Bonds, 1.75% - 8.45%, due 9/27/2021 - 3/1/2048, Corporate Notes, 3.30% - 5.25%, due 8/30/2023 - 4/1/2044, FHLB, 0.00%, due 5/8/2019, Sovereign Government Securities, 0.00%, due 6/29/2037, and U.S. Treasury Securities, 0.00% - 3.63%, due 3/1/2019 - 2/15/2048 with a value of $308,714.	300,000	300,000

SEE NOTES TO FINANCIAL STATEMENTS.

14	J.P. MORGAN MONEY MARKET FUNDS	FEBRUARY 28, 2019

INVESTMENTS (a)	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Repurchase Agreements — continued

Wells Fargo Securities LLC, 2.50%, dated 2/28/2019, due 3/1/2019, repurchase price $100,007, collateralized by Commercial Paper, 0.00%, due 3/21/2019 - 3/25/2019, with a value of $105,007.	100,000	100,000

Wells Fargo Securities LLC, 2.55%, dated 2/28/2019, due 3/5/2019, repurchase price $43,015, collateralized by Commercial Paper, 0.00%, due 3/28/2019 - 3/29/2019, with a value of $45,172.	43,000	43,000

Wells Fargo Securities LLC, 2.55%, dated 2/28/2019, due 3/6/2019, repurchase price $130,055, collateralized by Commercial Paper, 0.00%, due 3/22/2019 - 7/2/2019, with a value of $136,568.	130,000	130,000

Wells Fargo Securities LLC, 2.55%, dated 2/28/2019, due 3/7/2019, repurchase price $40,020, collateralized by Commercial Paper, 0.00%, due 3/25/2019 - 3/29/2019, with a value of $42,021.	40,000	40,000

Total Repurchase Agreements (Cost $10,378,900)		10,378,900

U.s. Treasury Obligations — 1.4%

U.S. Treasury Floating Rate Notes (US Treasury 3 Month Bill Money Market Yield + 0.12%), 2.53%, 4/30/2019 (b) (Cost $649,739)	650,000	649,578

U.s. Government Agency Securities — 1.1%

FHLB DN, 2.41%, 4/16/2019 (c) (Cost $498,467)	500,000	498,460

Municipal Bonds — 0.3%

Alaska — 0.2%

Alaska Housing Finance Corp., State Capital Project Series A, Rev., VRDO, 2.41%, 3/7/2019 (d)	90,000	90,000

California — 0.1%

City and County of San Francisco, Multifamily Housing, Taxable, Transbay Block 8 Tower Apartments Series H-3, Rev., VRDO, LOC:

Bank of China, 2.53%, 3/7/2019 (d) Series H-4, Rev., VRDO, LOC: Bank of China, 2.53%, 3/7/2019 (d)	15,190 24,190	15,190 24,190

		39,380

New York — 0.0% (e)

New York State Housing Finance Agency, 572 11th Avenue Housing Series A, Rev., VRDO, LOC: Bank of China, 2.54%, 3/1/2019 (d)	18,350	18,350

Total Municipal Bonds (Cost $147,730)		147,730

INVESTMENTS (a)	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Notes — 0.2%

Automobiles — 0.2%

Toyota Motor Credit Corp. (ICE LIBOR USD 3 Month + 0.14%), 2.83%, 5/14/2019 (b) (Cost $117,084)	117,000	117,075

Short-Term Investments — 74.4%

Certificates of Deposit — 38.0%

ABN AMRO Bank NV (Netherlands) 2.72%, 6/5/2019 (c)	270,000	268,108

Banco Del Estado De Chile (Chile) 2.86%, 4/1/2019	100,000	100,038

Bank of Montreal (Canada) (ICE LIBOR USD 3 Month + 0.08%), 2.85%, 3/7/2019 (b)	150,000	150,031

Bank of Nova Scotia (The) (Canada)

(ICE LIBOR USD 1 Month + 0.23%), 2.74%, 3/4/2019 (b)	75,000	75,032

(ICE LIBOR USD 1 Month + 0.27%), 2.78%, 3/4/2019 (b)	75,000	74,997

(ICE LIBOR USD 1 Month + 0.32%), 2.80%, 3/19/2019 (b)	97,000	97,066

(ICE LIBOR USD 3 Month + 0.14%), 2.92%, 4/16/2019 (b)	185,000	185,189

3.00%, 9/11/2019	90,000	90,171

Barclays Bank plc (United Kingdom) 2.78%, 5/14/2019	75,000	75,009

BNP Paribas SA (France)

(ICE LIBOR USD 3 Month + 0.11%), 2.89%, 3/13/2019 (b)	137,000	137,033

(ICE LIBOR USD 1 Month + 0.30%), 2.78%, 3/17/2019 (b)	80,000	80,029

(ICE LIBOR USD 1 Month + 0.18%), 2.70%, 4/9/2019 (b)	40,000	40,007

(ICE LIBOR USD 3 Month + 0.07%), 2.80%, 5/6/2019 (b)	100,000	100,006

Canadian Imperial Bank of Commerce (Canada) (ICE LIBOR USD 1 Month + 0.20%), 2.71%, 3/4/2019 (b)	150,000	150,047

Chiba Bank Ltd. (Japan)

2.50%, 3/15/2019	17,440	17,440

2.91%, 3/15/2019	25,000	25,005

2.70%, 4/29/2019	50,000	50,005

2.69%, 5/15/2019	50,000	50,003

2.69%, 5/20/2019	35,000	35,002

China Construction Bank Corp. (China)

2.95%, 3/11/2019	99,000	99,015

3.00%, 3/15/2019	100,000	100,022

3.05%, 3/18/2019	67,980	67,999

3.05%, 3/19/2019	80,000	80,024

3.06%, 4/11/2019	125,000	125,070

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2019	J.P. MORGAN MONEY MARKET FUNDS	15

JPMorgan Prime Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2019 (continued)

INVESTMENTS (a)	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Short-Term Investments — continued

Certificates of Deposit — continued

3.06%, 4/12/2019	125,000	125,071

2.85%, 4/30/2019	85,000	85,029

2.74%, 5/24/2019	100,000	100,005

2.72%, 5/28/2019	100,000	99,998

2.71%, 5/30/2019	100,000	99,994

Commonwealth Bank of Australia (Australia)

(ICE LIBOR USD 1 Month + 0.22%), 2.73%, 3/6/2019 (b)	50,000	49,998

(ICE LIBOR USD 3 Month + 0.25%), 3.06%, 4/3/2019 (b)	50,000	50,010

Cooperatieve Rabobank UA (Netherlands)

(ICE LIBOR USD 3 Month + 0.07%), 2.86%, 3/21/2019 (b)	219,000	219,057

(ICE LIBOR USD 1 Month + 0.30%), 2.79%, 3/23/2019 (b)	150,000	150,045

(ICE LIBOR USD 1 Month + 0.22%), 2.70%, 3/27/2019 (b)	200,000	200,000

(ICE LIBOR USD 3 Month + 0.08%), 2.83%, 4/30/2019 (b)	437,000	437,355

(ICE LIBOR USD 3 Month + 0.08%), 2.81%, 5/6/2019 (b)	200,000	199,999

2.89%, 5/20/2019 (c)	150,000	149,108

Credit Industriel et Commercial (France)

(ICE LIBOR USD 1 Month + 0.29%), 2.80%, 3/1/2019 (b)	46,000	46,000

(ICE LIBOR USD 1 Month + 0.31%), 2.82%, 3/7/2019 (b)	107,000	107,068

(ICE LIBOR USD 1 Month + 0.30%), 2.79%, 3/15/2019 (b)	450,000	450,066

(ICE LIBOR USD 1 Month + 0.32%), 2.81%, 3/30/2019 (b)	100,000	100,056

(ICE LIBOR USD 3 Month + 0.10%), 2.90%, 4/16/2019 (b)	150,000	150,073

(ICE LIBOR USD 3 Month + 0.07%), 2.72%, 5/23/2019 (b)	50,000	50,008

2.77%, 8/5/2019 (c)	235,000	232,347

2.74%, 8/12/2019 (c)	188,000	185,777

Credit Suisse AG (Switzerland)

(SOFR + 0.45%), 2.82%, 3/1/2019 (b)	100,000	100,085

(ICE LIBOR USD 1 Month + 0.20%), 2.69%, 3/25/2019 (b)	180,000	180,051

Dexia Credit Local SA (France) (ICE LIBOR USD 1 Month + 0.18%), 2.70%, 3/10/2019 (b)	30,000	30,007

DNB Bank ASA (Norway) (ICE LIBOR USD 3 Month + 0.07%), 2.87%, 3/31/2019 (b)	244,000	244,077

DZ Bank AG (Germany) 2.62%, 6/19/2019 (c)	220,000	218,242

INVESTMENTS (a)	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Certificates of Deposit — continued

HSBC Bank USA NA (ICE LIBOR USD 1 Month + 0.19%), 2.68%, 3/24/2019 (b)	140,000	140,039

Industrial & Commercial Bank of China Ltd. (China)

2.93%, 3/1/2019	190,500	190,502

2.95%, 3/1/2019	180,000	180,002

3.00%, 3/15/2019	125,000	125,027

3.10%, 4/1/2019	170,000	170,085

3.10%, 4/5/2019	127,000	127,069

2.92%, 4/15/2019	65,000	65,028

2.93%, 4/18/2019	65,000	65,030

2.72%, 5/21/2019	50,000	50,004

2.71%, 5/31/2019	437,600	437,594

ING Bank NV (Netherlands)

(ICE LIBOR USD 3 Month + 0.17%), 2.96%, 4/4/2019 (b)	60,000	60,023

(ICE LIBOR USD 3 Month + 0.18%), 2.91%, 5/3/2019 (b)	150,000	149,999

(ICE LIBOR USD 3 Month + 0.16%), 2.89%, 5/7/2019 (b)	375,000	374,998

(ICE LIBOR USD 3 Month + 0.11%), 2.81%, 5/9/2019 (b)	200,000	200,020

(ICE LIBOR USD 3 Month + 0.12%), 2.76%, 5/17/2019 (b)	150,000	150,021

KBC Bank NV (Belgium) 2.55%, 3/29/2019	228,000	228,023

Landesbank Hessen-Thueringen (Germany)

2.90%, 7/3/2019	75,000	75,083

2.81%, 7/15/2019	100,000	100,080

Mitsubishi UFJ Trust & Banking Corp. (United Kingdom) (ICE LIBOR USD 1 Month + 0.19%),

2.70%, 3/8/2019 (b)	195,000	195,012

2.77%, 4/18/2019 (c)	200,000	199,313

2.58%, 5/21/2019	80,000	79,998

2.58%, 5/22/2019	100,000	99,998

Mizuho Bank Ltd. (Japan)

(ICE LIBOR USD 1 Month + 0.20%), 2.71%, 3/6/2019 (b)	190,000	190,009

(ICE LIBOR USD 1 Month + 0.19%), 2.67%, 3/19/2019 (b)	40,000	40,005

(ICE LIBOR USD 1 Month + 0.19%), 2.68%, 3/25/2019 (b)	200,000	200,032

(ICE LIBOR USD 1 Month + 0.19%), 2.68%, 3/28/2019 (b)	49,500	49,509

(ICE LIBOR USD 3 Month + 0.10%), 2.89%, 4/15/2019 (b)	240,000	240,086

SEE NOTES TO FINANCIAL STATEMENTS.

16	J.P. MORGAN MONEY MARKET FUNDS	FEBRUARY 28, 2019

INVESTMENTS (a)	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Short-Term Investments — continued

Certificates of Deposit — continued

2.72%, 4/30/2019 (c)	65,000	64,722

2.67%, 5/20/2019 (c)	50,000	49,709

2.67%, 5/20/2019 (c)	25,000	24,854

2.70%, 5/24/2019	110,000	110,031

2.69%, 6/14/2019 (c)	50,000	49,613

MUFG Bank Ltd. (Japan)

(ICE LIBOR USD 1 Month + 0.33%), 2.84%, 3/8/2019 (b)	150,000	150,129

(ICE LIBOR USD 1 Month + 0.30%), 2.79%, 3/17/2019 (b)	150,000	150,059

(ICE LIBOR USD 1 Month + 0.29%), 2.77%, 3/19/2019 (b)	435,000	435,297

(ICE LIBOR USD 1 Month + 0.28%), 2.76%, 3/22/2019 (b)	50,000	50,032

2.71%, 4/30/2019 (c)	31,000	30,868

National Australia Bank Ltd. (Australia) (ICE LIBOR USD 3 Month + 0.07%), 2.82%, 4/29/2019 (b)	275,000	275,011

Natixis SA (France)

(ICE LIBOR USD 3 Month + 0.18%), 2.85%, 3/6/2019 (b)	110,000	110,053

(ICE LIBOR USD 3 Month + 0.15%), 2.94%, 4/15/2019 (b)	300,000	300,181

(ICE LIBOR USD 3 Month + 0.10%), 2.78%, 5/17/2019 (b)	100,000	100,024

3.05%, 9/16/2019	183,000	183,409

Nordea Bank AB (Finland) (ICE LIBOR USD 1 Month + 0.17%), 2.67%, 3/15/2019 (b)	100,000	100,025

Norinchukin Bank (The) (Japan)

2.45%, 3/18/2019	40,000	40,000

2.55%, 3/28/2019	240,000	240,017

2.77%, 4/24/2019 (c)	80,000	79,690

2.65%, 4/29/2019	35,000	35,007

Oversea-Chinese Banking Corp. Ltd. (Singapore) (ICE LIBOR USD 1 Month + 0.21%), 2.70%, 3/24/2019 (b)	100,000	100,031

Royal Bank of Canada (Canada)

(ICE LIBOR USD 1 Month + 0.23%), 2.72%, 3/23/2019 (b)	75,000	75,025

(ICE LIBOR USD 1 Month + 0.25%), 2.74%, 3/24/2019 (b)	30,000	30,015

(ICE LIBOR USD 1 Month + 0.23%), 2.71%, 3/28/2019 (b)	10,000	10,004

(ICE LIBOR USD 3 Month + 0.08%), 2.82%, 5/2/2019 (b)	145,000	145,053

INVESTMENTS (a)	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Certificates of Deposit — continued

Shizuoka Bank Ltd. (The) (Japan)

2.70%, 4/29/2019	28,000	28,003

2.62%, 5/24/2019	40,000	39,999

Skandinaviska Enskilda Banken AB (Sweden)

(ICE LIBOR USD 1 Month + 0.14%), 2.66%, 3/10/2019 (b)	75,000	75,014

(ICE LIBOR USD 1 Month + 0.19%), 2.67%, 3/19/2019 (b)	80,000	80,009

(ICE LIBOR USD 3 Month + 0.13%), 2.93%, 4/4/2019 (b)	100,000	100,069

(ICE LIBOR USD 3 Month + 0.01%), 2.76%, 4/29/2019 (b)	115,000	114,999

(ICE LIBOR USD 3 Month + 0.02%), 2.78%, 4/29/2019 (b)	35,000	35,002

2.58%, 6/25/2019	175,000	175,007

Societe Generale SA (France) (ICE LIBOR USD 3 Month + 0.16%), 2.92%, 4/23/2019 (b)	30,000	30,008

Standard Chartered Bank (United Kingdom)

(ICE LIBOR USD 1 Month + 0.20%), 2.69%, 3/24/2019 (b)	124,500	124,521

(ICE LIBOR USD 3 Month + 0.14%), 2.95%, 4/3/2019 (b)	125,000	125,012

(ICE LIBOR USD 3 Month + 0.07%), 2.85%, 4/23/2019 (b)	200,000	200,037

(ICE LIBOR USD 3 Month + 0.03%), 2.78%, 4/29/2019 (b)	200,000	200,007

State Street Bank and Trust Co. (ICE LIBOR USD 1 Month + 0.25%), 2.74%, 4/23/2019 (b)	120,000	120,017

Sumitomo Mitsui Banking Corp. (Japan)

(ICE LIBOR USD 1 Month + 0.20%), 2.71%, 3/3/2019 (b)	170,000	170,037

(ICE LIBOR USD 1 Month + 0.35%), 2.86%, 3/4/2019 (b)	175,000	175,142

(ICE LIBOR USD 1 Month + 0.17%), 2.68%, 3/7/2019 (b)	30,000	30,005

(ICE LIBOR USD 1 Month + 0.20%), 2.69%, 3/28/2019 (b)	150,000	150,028

(ICE LIBOR USD 3 Month + 0.15%), 2.92%, 4/23/2019 (b)	50,000	50,010

2.69%, 5/13/2019 (c)	100,000	99,475

2.80%, 6/3/2019	60,000	60,036

2.84%, 7/29/2019 (c)	103,000	101,884

Sumitomo Mitsui Trust Bank Ltd. (Japan) (ICE LIBOR USD 1 Month + 0.27%),

2.76%, 3/23/2019 (b)	65,000	65,015

2.69%, 4/30/2019 (c)	215,000	214,085

2.70%, 4/30/2019 (c)	125,000	124,468

2.73%, 5/2/2019	70,000	70,022

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2019	J.P. MORGAN MONEY MARKET FUNDS	17

JPMorgan Prime Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2019 (continued)

INVESTMENTS (a)	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Short-Term Investments — continued

Certificates of Deposit — continued

Svenska Handelsbanken AB (Sweden)

(ICE LIBOR USD 1 Month + 0.16%), 2.67%, 3/8/2019 (b)	100,000	100,006

(ICE LIBOR USD 1 Month + 0.17%), 2.67%, 3/15/2019 (b)	75,000	75,018

(ICE LIBOR USD 1 Month + 0.21%), 2.70%, 3/23/2019 (b)	135,000	135,030

(ICE LIBOR USD 3 Month + 0.07%), 2.88%, 3/28/2019 (b)	100,000	100,032

Swedbank AB (Sweden) (ICE LIBOR USD 1 Month + 0.18%), 2.67%, 3/25/2019 (b)	60,000	60,013

Toronto-Dominion Bank (The) (Canada)

(ICE LIBOR USD 3 Month + 0.11%), 2.85%, 3/6/2019 (b)	125,000	125,022

(ICE LIBOR USD 1 Month + 0.23%), 2.75%, 3/9/2019 (b)	60,000	60,021

(ICE LIBOR USD 3 Month + 0.12%), 2.94%, 3/27/2019 (b)	100,000	100,044

3.00%, 9/9/2019	40,000	40,085

Wells Fargo Bank NA

(SOFR + 0.35%), 2.72%, 3/1/2019 (b)	84,250	84,312

(ICE LIBOR USD 1 Month + 0.37%), 2.88%, 3/6/2019 (b)	200,000	200,306

(ICE LIBOR USD 1 Month + 0.35%), 2.87%, 3/11/2019 (b)	100,000	100,063

(ICE LIBOR USD 1 Month + 0.28%), 2.76%, 3/28/2019 (b)	375,000	375,233

(ICE LIBOR USD 3 Month + 0.23%), 3.04%, 4/3/2019 (b)	90,000	90,147

Westpac Banking Corp. (Australia) (ICE LIBOR USD 3 Month + 0.04%), 2.74%, 5/13/2019 (b)	35,000	35,000

Total Certificates of Deposit (Cost $17,885,432)		17,891,565

Commercial Paper — 27.2%

Alpine Securitization Ltd. (Switzerland)

2.82%, 4/22/2019 (f)	100,000	100,038

2.64%, 6/21/2019 (f)	162,000	161,972

Atlantic Asset Securitization LLC 2.79%, 5/13/2019 (c) (f)	31,000	30,838

Australia & New Zealand Banking Group Ltd. (Australia) (ICE LIBOR USD 3 Month + 0.19%), 2.84%, 5/26/2019 (b) (f)	100,000	100,138

Bank of China Ltd. (China)

2.94%, 3/1/2019 (c) (f)	166,000	165,989

2.90%, 4/18/2019 (c)	165,000	164,429

INVESTMENTS (a)	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Commercial Paper — continued

2.88%, 4/29/2019 (c)	170,000	169,266

2.81%, 5/14/2019 (c)	100,000	99,453

Bank of Nova Scotia (The) (Canada)

(ICE LIBOR USD 1 Month + 0.22%), 2.74%, 3/9/2019 (b) (f)	90,000	90,047

(ICE LIBOR USD 3 Month + 0.07%), 2.85%, 3/14/2019 (b) (f)	60,000	60,011

(ICE LIBOR USD 1 Month + 0.30%), 2.78%, 3/19/2019 (b) (f)	165,000	165,112

(ICE LIBOR USD 3 Month + 0.11%), 2.93%, 3/27/2019 (b) (f)	150,000	150,100

(ICE LIBOR USD 3 Month + 0.08%), 2.82%, 5/8/2019 (b) (f)	65,000	65,022

Barclays Bank plc (United Kingdom)

2.40%, 3/1/2019 (c) (f)	448,638	448,608

2.81%, 4/8/2019 (c) (f)	300,000	299,180

2.78%, 5/14/2019 (c) (f)	45,000	44,745

Bedford Row Funding Corp.

(ICE LIBOR USD 1 Month + 0.46%), 2.97%, 3/4/2019 (b) (f)	50,000	50,023

(ICE LIBOR USD 1 Month + 0.34%), 2.86%, 3/10/2019 (b) (f)	103,000	103,076

(ICE LIBOR USD 1 Month + 0.20%), 2.69%, 3/11/2019 (b) (f)	20,000	20,000

(ICE LIBOR USD 3 Month + 0.11%), 2.76%, 5/26/2019 (b) (f)	35,000	35,019

BNG Bank NV (Netherlands)

2.41%, 3/4/2019 (c) (f)	350,000	349,907

2.41%, 3/5/2019 (c) (f)	375,000	374,876

2.41%, 3/6/2019 (c) (f)	400,000	399,841

Caisse des Depots et Consignations (France) 2.59%, 4/3/2019 (c) (f)	500,000	498,851

Canadian Imperial Bank of Commerce (Canada)

(ICE LIBOR USD 1 Month + 0.32%), 2.83%, 3/1/2019 (b) (f)	50,000	50,055

(ICE LIBOR USD 1 Month + 0.33%), 2.84%, 3/3/2019 (b) (f)	100,000	100,094

China Construction Bank Corp. (China) 3.12%, 3/20/2019 (c) (f)	30,000	29,959

Commonwealth Bank of Australia (Australia)

(ICE LIBOR USD 1 Month + 0.21%), 2.69%, 3/16/2019 (b) (f)	29,000	29,011

(ICE LIBOR USD 1 Month + 0.28%), 2.76%, 3/19/2019 (b) (f)	160,000	160,127

(ICE LIBOR USD 3 Month + 0.03%), 2.77%, 4/30/2019 (b) (f)	50,000	50,000

SEE NOTES TO FINANCIAL STATEMENTS.

18	J.P. MORGAN MONEY MARKET FUNDS	FEBRUARY 28, 2019

INVESTMENTS (a)	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Short-Term Investments — continued

Commercial Paper — continued

(ICE LIBOR USD 3 Month + 0.04%), 2.74%, 5/7/2019 (b) (f)	50,000	50,000

(ICE LIBOR USD 3 Month + 0.05%), 2.74%, 5/7/2019 (b) (f)	40,000	40,000

(ICE LIBOR USD 3 Month + 0.05%), 2.73%, 5/10/2019 (b) (f)	100,000	100,009

Cooperative Centrale (ICE LIBOR USD 3 Month + 0.06%), 2.71%, 5/24/2019 (b)	35,000	35,005

Credit Agricole Corporate and Investment Bank (France) 2.39%, 3/1/2019 (c)	311,700	311,679

Credit Industriel et Commercial (France) 2.75%, 8/12/2019 (c)	100,000	98,817

DZ Bank AG (Germany) 2.77%, 3/7/2019 (c)	115,000	114,947

Erste Finance (De) Llc Corporate Commercial Paper (Austria) 2.40%, 3/1/2019 (c) (f)	103,969	103,961

Erste Finance Delaware LLC (Austria) 2.76%, 4/15/2019 (c) (f)	135,000	134,523

Fairway Finance Co. LLC

(ICE LIBOR USD 1 Month + 0.18%), 2.69%, 3/9/2019 (b) (f)	20,000	20,006

(ICE LIBOR USD 1 Month + 0.23%), 2.72%, 3/14/2019 (b) (f)	50,000	50,021

First Abu Dhabi Bank PJSC (United Arab Emirates)

2.82%, 3/6/2019 (c) (f)	620,000	619,750

2.81%, 4/5/2019 (c) (f)	183,000	182,533

2.77%, 4/22/2019 (c) (f)	35,000	34,864

2.66%, 5/17/2019 (c) (f)	125,000	124,265

HSBC Bank plc (United Kingdom)

(ICE LIBOR USD 1 Month + 0.19%), 2.71%, 3/9/2019 (b) (f)	100,000	100,027

(ICE LIBOR USD 1 Month + 0.20%), 2.70%, 3/13/2019 (b) (f)	113,000	113,035

(ICE LIBOR USD 1 Month + 0.30%), 2.78%, 3/19/2019 (b) (f)	100,000	100,068

(ICE LIBOR USD 3 Month + 0.04%), 2.74%, 5/13/2019 (b) (f)	300,000	299,999

(ICE LIBOR USD 3 Month + 0.04%), 2.73%, 5/20/2019 (b) (f)	130,000	130,000

ING US Funding LLC (Netherlands)

(ICE LIBOR USD 3 Month + 0.08%), 2.82%, 3/3/2019 (b)	50,000	50,008

(ICE LIBOR USD 1 Month + 0.30%), 2.79%, 3/15/2019 (b)	90,000	90,013

Kells Funding LLC

2.60%, 4/1/2019 (c) (f)	150,000	149,676

2.58%, 5/23/2019 (c) (f)	50,000	49,703

INVESTMENTS (a)	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Commercial Paper — continued

2.59%, 6/14/2019 (c) (f)	150,000	148,867

2.60%, 6/20/2019 (c) (f)	75,000	74,401

2.59%, 6/21/2019 (c) (f)	100,000	99,194

LMA-Americas LLC 2.91%, 5/9/2019 (c) (f)	125,000	124,381

Macquarie Bank Ltd. (Australia) 2.73%, 4/18/2019 (c) (f)	62,000	61,786

Matchpoint Finance plc (Ireland)

2.42%, 3/1/2019 (c) (f)	223,000	222,984

3.01%, 6/7/2019 (c)	25,000	24,815

Mitsubishi International Corp. 2.58%, 5/16/2019 (c)	100,000	99,449

Mitsubishi UFJ Trust & Banking Corp. (Japan)

2.87%, 3/22/2019 (c) (f)	31,000	30,954

2.88%, 3/25/2019 (c) (f)	100,000	99,830

Mitsubishi UFJ Trust and Banking Corp. (Japan)

2.75%, 5/15/2019 (c) (f)	50,000	49,728

National Australia Bank Ltd. (Australia)

(ICE LIBOR USD 1 Month + 0.31%), 2.83%, 3/11/2019 (b) (f)	80,000	80,044

(ICE LIBOR USD 1 Month + 0.17%), 2.67%, 3/15/2019 (b) (f)	100,000	100,025

(ICE LIBOR USD 1 Month + 0.37%), 2.85%, 3/17/2019 (b) (f)	123,000	123,210

(ICE LIBOR USD 1 Month + 0.23%), 2.71%, 3/28/2019 (b) (f)	75,000	75,031

Nationwide Building Society (United Kingdom)

2.78%, 5/17/2019 (c) (f)	95,000	94,442

2.72%, 5/24/2019 (c) (f)	76,000	75,508

Nederlandse Waterschapsbank NV (Netherlands) 2.50%, 3/11/2019 (c) (f)	306,000	305,770

Nieuw Amsterdam Receivables Corp. 2.55%, 4/5/2019 (c) (f)	30,000	29,926

Old Line Funding LLC

(ICE LIBOR USD 1 Month + 0.30%), 2.81%, 3/5/2019 (b) (f)	150,000	150,064

(ICE LIBOR USD 1 Month + 0.17%), 2.65%, 3/16/2019 (b) (f)	155,000	155,006

3.00%, 6/20/2019 (c) (f)	20,000	19,841

Royal Bank of Canada (Canada)

(ICE LIBOR USD 3 Month + 0.21%), 3.01%, 4/8/2019 (b)	100,000	100,150

(ICE LIBOR USD 3 Month + 0.16%), 2.96%, 4/15/2019 (b)	115,000	115,127

Sheffield Receivables Co. LLC 2.91%, 4/1/2019 (c) (f)	100,000	99,781

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2019	J.P. MORGAN MONEY MARKET FUNDS	19

JPMorgan Prime Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2019 (continued)

INVESTMENTS (a)	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Short-Term Investments — continued

Commercial Paper — continued

Starbird Funding Corp. 2.92%, 5/9/2019 (c) (f)	110,000	109,445

Thunder Bay Funding LLC

(ICE LIBOR USD 1 Month + 0.20%), 2.71%, 3/3/2019 (b) (f)	250,000	250,086

(ICE LIBOR USD 1 Month + 0.30%), 2.79%, 3/16/2019 (b) (f)	90,000	90,035

2.57%, 3/22/2019 (c) (f)	39,500	39,440

(ICE LIBOR USD 1 Month + 0.17%), 2.65%, 3/22/2019 (b) (f)	70,000	70,001

(ICE LIBOR USD 1 Month + 0.24%), 2.72%, 3/27/2019 (b) (f)	150,000	150,000

Toronto-Dominion Bank (The) (Canada)

(ICE LIBOR USD 1 Month + 0.37%), 2.89%, 3/11/2019 (b) (f)	200,000	200,134

(ICE LIBOR USD 1 Month + 0.21%), 2.71%, 3/15/2019 (b) (f)	60,000	60,021

(ICE LIBOR USD 1 Month + 0.37%), 2.86%, 3/20/2019 (b) (f)	200,000	200,330

(ICE LIBOR USD 3 Month + 0.27%), 3.09%, 3/26/2019 (b) (f)	130,000	130,021

(ICE LIBOR USD 3 Month + 0.07%), 2.81%, 5/2/2019 (b) (f)	175,000	175,021

(ICE LIBOR USD 3 Month + 0.06%), 2.71%, 5/24/2019 (b) (f)	130,000	130,014

Toyota Credit Canada, Inc. (Canada)

2.76%, 4/8/2019 (c)	50,000	49,871

2.76%, 4/9/2019 (c)	50,000	49,868

Toyota Finance Australia Ltd. (Australia) (ICE LIBOR USD 3 Month + 0.15%), 2.93%, 3/13/2019 (b)	50,000	50,038

Toyota Motor Corp. (Japan)

(ICE LIBOR USD 1 Month + 0.23%), 2.71%, 3/28/2019 (b)	70,000	70,022

(ICE LIBOR USD 3 Month + 0.10%), 2.90%, 4/15/2019 (b)	75,000	75,045

Toyota Motor Credit Corp. (Japan)

(ICE LIBOR USD 1 Month + 0.23%), 2.71%, 3/28/2019 (b)	135,000	135,042

(ICE LIBOR USD 3 Month + 0.08%), 2.82%, 4/25/2019 (b)	35,000	35,006

Toyota Motor Finance Netherlands BV (Japan) (ICE LIBOR USD 1 Month + 0.30%), 2.79%, 3/31/2019 (b)	30,000	30,018

UBS AG (Switzerland) (ICE LIBOR USD 3 Month + 0.09%), 2.78%, 5/16/2019 (b) (f)	135,000	135,010

United Overseas Bank Ltd. (Singapore) 2.89%, 5/21/2019 (c)	50,000	49,713

INVESTMENTS (a)	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Commercial Paper — continued

Versailles Commercial Paper LLC 2.62%, 6/4/2019 (c) (f)	50,000	49,653

Westpac Banking Corp. (Australia)

(ICE LIBOR USD 3 Month + 0.10%), 2.89%, 3/20/2019 (b) (f)	100,000	100,037

(ICE LIBOR USD 3 Month + 0.13%), 2.91%, 4/15/2019 (b) (f)	131,000	131,100

Total Commercial Paper (Cost $12,790,872)		12,793,981

Time Deposits — 6.1%

Australia & New Zealand Banking Group Ltd.

2.39%, 3/1/2019	250,000	250,000

2.44%, 3/1/2019	225,000	225,000

Citibank, NA 2.45%, 3/1/2019	300,000	300,000

Credit Agricole Corporate and Investment Bank 2.39%, 3/1/2019	273,506	273,506

Erste Group Bank AG 2.40%, 3/1/2019	25,000	25,000

First Abu Dhabi Bank PJSC 2.39%, 3/1/2019	330,000	330,000

KBC Bank NV 2.39%, 3/1/2019	500,000	500,000

Landesbank Hessen-Thuringen 2.40%, 3/6/2019	200,000	200,000

Mizuho Bank Ltd. 2.42%, 3/1/2019	80,000	80,000

National Australia Bank Ltd. 2.39%, 3/1/2019	391,378	391,378

Nordea Bank AB 2.39%, 3/6/2019	300,000	300,000

Total Time Deposits (Cost $2,874,884)		2,874,884

U.s. Treasury Obligations — 3.1%

U.S. Cash Management Bills 2.41%, 3/1/2019 (c)	900,000	900,000

U.S. Treasury Bills

0.00%, 4/2/2019 (c)	60,000	59,872

2.41%, 4/23/2019 (c)	500,000	498,241

Total U.s. Treasury Obligations (Cost $1,458,121)		1,458,113

Total Short-Term Investments (Cost $35,009,309)		35,018,543

Total Investments — 99.4% (Cost $46,801,229)		46,810,286
Other Assets Less Liabilities — 0.6%		271,563

NET ASSETS — 100.0%		47,081,849

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

20	J.P. MORGAN MONEY MARKET FUNDS	FEBRUARY 28, 2019

Abbreviations

DN	Discount Notes
FFCB	Federal Farm Credit Bank
FHLB	Federal Home Loan Bank
FHLMC	Federal Home Loan Mortgage Corp.
FNMA	Federal National Mortgage Association
GNMA	Government National Mortgage Association
ICE	Intercontinental Exchange
LIBOR	London Interbank Offered Rate
LOC	Letter of Credit
Rev.	Revenue
SOFR	Secured Overnight Financing Rate
USD	United States Dollar
VRDO	Variable Rate Demand Obligation. The interest rate shown is the rate in effect as of February 28, 2019.

(a)	The date shown represents the earliest of the next put date, next demand date or final maturity date.
(b)	Variable or floating rate security, linked to the referenced benchmark. The interest rate shown is the current rate as of February 28, 2019.
(c)	The rate shown is the effective yield as of February 28, 2019.
(d)	Variable or floating rate security, the interest rate of which adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. The interest rate shown is the current rate as of February 28, 2019.
(e)	Amount rounds to less than 0.1% of net assets.
(f)	Securities exempt from registration under Rule 144A or section 4(a)(2), of the Securities Act of 1933, as amended.

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2019	J.P. MORGAN MONEY MARKET FUNDS	21

JPMorgan Institutional Tax Free Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2019

INVESTMENTS (a)	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — 64.6%

Alabama — 0.4%

Mobile Downtown Redevelopment Authority, Gulf Opportunity Zone, Austal USA LLC Project Series B, Rev., VRDO, LOC: Societe Generale, 1.78%, 3/7/2019 (b) (c)	3,785	3,785

Alaska — 0.5%

City of Valdez, Exxon Pipeline Co. Project Series B, Rev., VRDO, 1.67%, 3/1/2019 (b)	4,850	4,850

California — 0.5%

RBC Municipal Products, Inc. Trust, Floater Certificates Series G-26, Rev., VRDO, LOC: Royal Bank of Canada, 1.89%, 3/7/2019 (b) (c)	5,000	5,000

Colorado — 1.8%

City of Colorado Springs, Utilities Revenue System, Sub Lien Series A, Rev., VRDO, LIQ: Mizuho Bank Ltd., 1.78%, 3/7/2019 (b)	11,750	11,750

Tender Option Bond Trust Receipts/Certificates Series 2018-XG0195, COP, VRDO, LIQ: Bank of America NA, 1.83%, 3/7/2019 (b) (c)	4,925	4,925

		16,675

Connecticut — 1.4%

Connecticut Housing Finance Authority, Housing Mortgage Finance Program Series B, Subseries B-4, Rev., VRDO, LIQ: Wells Fargo Bank NA, 1.70%, 3/7/2019 (b)	13,160	13,160

District of Columbia — 0.6%

District of Columbia Series 2017 B-1, Rev., VRDO, LOC: Bank of America NA, 1.75%, 3/7/2019 (b)	895	895

Tender Option Bond Trust Receipts/Certificates Series 2018-ZM0610, Rev., VRDO, LIQ: Morgan Stanley Bank, 1.77%, 3/7/2019 (b) (c)	4,365	4,365

		5,260

Florida — 1.4%

Tender Option Bond Trust Receipts/Certificates

Series 2019-XF0749, Rev., VRDO, LIQ: Royal Bank of Canada, 1.79%, 3/7/2019 (b) (c)	7,735	7,735

Series 2018-G-41, Rev., VRDO, LOC: Royal Bank of Canada, 1.94%, 9/3/2019 (b) (c)	5,665	5,665

		13,400

INVESTMENTS (a)	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Illinois — 4.0%

Illinois Finance Authority, Northwestern Memorial Hospital

Series A-2, Rev., VRDO, LIQ: TD Bank NA, 1.67%, 3/1/2019 (b)	17,335	17,335

Series A-4, Rev., VRDO, LIQ: TD Bank NA, 1.72%, 3/1/2019 (b)	13,030	13,030

Illinois Finance Authority, The University of Chicago Medical Center Series 2011B, Rev., VRDO, LOC: Sumitomo Mitsui Banking Corp., 1.75%, 3/7/2019 (b)	930	930

Illinois Finance Authority, Youth Hostels Project Rev., VRDO, LOC: BMO Harris Bank NA, 1.75%, 3/7/2019 (b)	2,830	2,830

Regional Transportation Authority Series SGC-55, Class A, Rev., VRDO, FGIC, LOC: Societe Generale, 1.77%, 3/7/2019 (b) (c)	3,400	3,400

		37,525

Iowa — 0.8%

Iowa Finance Authority, Midwestern Disaster Area, Chrisbro III, Inc. Project Rev., VRDO, 1.80%, 3/7/2019 (b)	6,285	6,285

Tender Option Bond Trust Receipts/Certificates Series 2018-ZM0582, Rev., VRDO, LIQ: Barclays Bank plc, 1.77%, 3/7/2019 (b) (c)	1,200	1,200

		7,485

Maine — 0.3%

Tender Option Bond Trust Receipts/Certificates Series 2018-ZF2749, Rev., VRDO, LIQ: Morgan Stanley Bank, 1.77%, 3/7/2019 (b) (c)	2,630	2,630

Maryland — 4.7%

Montgomery County Revenue Authority Rev., VRDO, 1.81%, 3/1/2019 (b)	18,000	18,000

RBC Municipal Products, Inc. Trust, Floater Certificates Series G-28, Rev., VRDO, LOC: Royal Bank of Canada, 1.94%, 3/7/2019 (b) (c)	7,615	7,615

Tender Option Bond Trust Receipts/Certificates

Series 2018-XF2581, Rev., VRDO, LIQ: Morgan Stanley Bank, 1.77%, 3/7/2019 (b) (c)	1,460	1,460

Series 2018-XF2763, Rev., VRDO, LIQ: Citibank NA, 1.77%, 3/7/2019 (b) (c)	5,000	5,000

Series 2018-ZM0618, Rev., VRDO, LIQ: Morgan Stanley Bank, 1.77%, 3/7/2019 (b) (c)	3,350	3,350

Series 2018-G-42, Rev., VRDO, LOC: Royal Bank of Canada, 1.94%, 3/7/2019 (b) (c)	5,000	5,000

Series 2018-XG0177, Rev., VRDO, LOC: Barclays Bank plc, 1.78%, 3/7/2019 (b) (c)	3,750	3,750

		44,175

SEE NOTES TO FINANCIAL STATEMENTS.

22	J.P. MORGAN MONEY MARKET FUNDS	FEBRUARY 28, 2019

INVESTMENTS (a)	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued

Massachusetts — 1.0%

City of Lowell GO, BAN, 4.00%, 6/21/2019	2,170	2,184

Massachusetts State Health and Educational Facilities Authority, Capital Asset Program Series M-4A, Rev., VRDO, LOC: Bank of America NA, 1.78%, 3/7/2019 (b)	1,770	1,770

Rib Floater Trust Series 2019-004, Rev., VRDO, LIQ: Barclays Bank plc, 1.77%, 3/7/2019 (b) (c)	5,000	5,000

		8,954

Michigan — 2.8%

Michigan Finance Authority, CHE Trinity Health Credit Group Series 2013MI-1, Rev., VRDO, 1.81%, 3/1/2019 (b)	18,000	18,000

Michigan State Housing Development Authority, Single-Family Mortgage Series D, Rev., VRDO, LIQ: Industrial & Commercial Bank of China, 1.78%, 3/7/2019 (b)	4,555	4,555

Rib Floater Trust Series 2018-009, Rev., VRDO, LOC: Barclays Bank plc, 1.78%, 3/7/2019 (b) (c)	4,000	4,000

		26,555

Minnesota — 1.1%

City of Rochester, Health Care Facilities, Mayo Clinic Series A, Rev., VRDO, 1.70%, 3/7/2019 (b)	10,200	10,200

Mississippi — 2.6%

Mississippi Business Finance Corp., Gulf Opportunity Zone Industrial Development, Chevron USA, Inc. Project

Series C, Rev., VRDO, 1.69%, 3/1/2019 (b)	13,240	13,240

Series D, Rev., VRDO, 1.69%, 3/1/2019 (b)	10,000	10,000

Series G, Rev., VRDO, 1.69%, 3/1/2019 (b)	1,140	1,140

		24,380

Missouri — 3.2%

Health and Educational Facilities Authority of the State of Missouri, Health Facilities, SSM Health Series F, Rev., VRDO, 1.73%, 3/1/2019 (b)	1,700	1,700

Missouri State Health and Educational Facilities Authority, Health Facilities, SSM Health Care Series G, Rev., VRDO, 1.70%, 3/7/2019 (b)	23,480	23,480

Tender Option Bond Trust Receipts/Certificates Series 2018-XG0184, Rev., VRDO, LOC: Citibank NA, 1.79%, 3/7/2019 (b) (c)	5,000	5,000

		30,180

INVESTMENTS (a)	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Nevada — 3.3%

City of Reno, Hospital, Renown Regional Medical Center Project Series B, Rev., VRDO, LOC: Wells Fargo Bank NA, 1.70%, 3/7/2019 (b)	20,000	20,000

Tender Option Bond Trust Receipts/Certificates

Series 2018-XF0612, GO, VRDO, LIQ: Royal Bank of Canada, 1.77%, 3/7/2019 (b) (c)	6,840	6,840

Series 2019-G98, GO, VRDO, LOC: Royal Bank of Canada, 1.77%, 3/7/2019 (b) (c)	4,750	4,750

		31,590

New Jersey — 0.5%

Rib Floater Trust Series 2018-019, Rev., VRDO, LIQ: Barclays Bank plc, 1.77%, 3/7/2019 (b) (c)	5,000	5,000

New York — 10.7%

City of New York, Fiscal Year 2013 Series A, Subseries A-3, GO, VRDO, LIQ: Mizuho Bank Ltd., 1.78%, 3/1/2019 (b)	10,000	10,000

County of Nassau

Series A, GO, TAN, 4.00%, 3/15/2019	7,500	7,507

Series B, GO, BAN, 4.00%, 5/15/2019	5,000	5,022

Metropolitan Transportation Authority Series 2017C, Subseries 2017C-2F, Rev., BAN, 4.00%, 5/15/2019	1,950	1,959

New York City Municipal Water Finance Authority, Water and Sewer System, Second General Resolution, Fiscal Year 2019 Rev., VRDO, LIQ: Industrial & Commercial Bank of China, 1.77%, 3/7/2019 (b)	11,000	11,000

New York State Dormitory Authority, City University System, CONS Fifth General Resolution Series D, Rev., VRDO, LOC: TD Bank NA, 1.69%, 3/7/2019 (b)	6,735	6,735

New York State Housing Finance Agency, 330 West 39th Street Housing Series A, Rev., VRDO, LOC: Landesbank Hessen-Thueringen, 1.75%, 3/7/2019 (b)	15,000	15,000

New York State Housing Finance Agency, Manhattan West Residential Housing

Series A, Rev., VRDO, LOC: Bank of China, 1.76%, 3/1/2019 (b)	12,500	12,500

Series A, Rev., VRDO, LOC: Bank of China, 1.78%, 3/7/2019 (b)	650	650

Tender Option Bond Trust Receipts/Certificates

Series 2015-ZF0264, Rev., VRDO, LIQ: TD Bank NA, 1.76%, 3/7/2019 (b) (c)	6,265	6,265

Series 2016-ZF0381, Rev., VRDO, LIQ: TD Bank NA, 1.76%, 3/7/2019 (b) (c)	4,015	4,015

FEBRUARY 28, 2019	J.P. MORGAN MONEY MARKET FUNDS	23

JPMorgan Institutional Tax Free Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2019 (continued)

INVESTMENTS (a)	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued

New York — continued

Series 2017-XF0566, Rev., VRDO, LIQ: TD Bank NA, 1.76%, 3/7/2019 (b) (c)	4,000	4,000

Series 2018-XF0238, Rev., VRDO, LIQ: TD Bank NA, 1.76%, 3/7/2019 (b) (c)	5,000	5,000

Series 2018-XF2757, Rev., VRDO, LIQ: Morgan Stanley Bank, 1.76%, 3/7/2019 (b) (c)	3,000	3,000

Series 2016-XF2344, Rev., VRDO, LIQ: Citibank NA, 1.77%, 3/7/2019 (b) (c)	3,500	3,500

Series 2018-XF2529, Rev., VRDO, LIQ: Citibank NA, 1.77%, 3/7/2019 (b) (c)	2,625	2,625

Town of Colonie GO, BAN, 3.00%, 3/15/2019	1,765	1,766

		100,544

North Carolina — 1.5%

City of Charlotte, 2003 Governmental Facilities Projects Series G, COP, VRDO, LIQ: Wells Fargo Bank NA, 1.70%, 3/7/2019 (b)	8,000	8,000

North Carolina Medical Care Commission, Moses Cone Health System Series A, Rev., VRDO, LIQ: BMO Harris Bank NA, 1.70%, 3/7/2019 (b)	6,450	6,450

		14,450

Ohio — 0.6%

Tender Option Bond Trust Receipts/Certificates

Series 2018-ZF0670, Rev., VRDO, LIQ: Bank of America NA, 1.77%, 3/7/2019 (b) (c)	2,000	2,000

Series 2018-XF2613-1, Rev., VRDO, LIQ: Citibank NA, 1.82%, 3/7/2019 (b) (c)	4,000	4,000

		6,000

Oregon — 0.7%

Tender Option Bond Trust Receipts/Certificates Series 2018-ZM0637, Rev., VRDO, LIQ: Royal Bank of Canada, 1.77%, 3/7/2019 (b) (c)	6,250	6,250

Pennsylvania — 1.1%

Tender Option Bond Trust Receipts/Certificates Series 2018-XG0201, Rev., VRDO, GTD , LOC: Barclays Bank plc, 1.78%, 3/7/2019 (b) (c)	10,000	10,000

Rhode Island — 1.7%

Rhode Island Health & Educational Building Corp., Higher Education Facilities, Brown University Series A, Rev., VRDO, LIQ: HSBC Bank USA NA, 1.74%, 3/7/2019 (b)	2,185	2,185

Tender Option Bond Trust Receipts/Certificates

Series 2018-ZF2712, Rev., VRDO, GNMA/FNMA/FHLMC, LIQ: Morgan Stanley Bank, 1.78%, 3/7/2019 (b) (c)	3,700	3,700

Series 2018-ZM0631, Rev., VRDO, LIQ: Royal Bank of Canada, 1.79%, 3/7/2019 (b) (c)	6,035	6,035

INVESTMENTS (a)	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Rhode Island — continued

Series 2018-ZM0632, Rev., VRDO, LIQ: Royal Bank of Canada, 1.79%, 3/7/2019 (b) (c)	4,050	4,050

		15,970

South Carolina — 0.8%

Tender Option Bond Trust Receipts/Certificates Series 2019-BAML5004, Rev., VRDO, LIQ: Bank of America NA, 1.78%, 3/7/2019 (b) (c)	7,500	7,500

Tennessee — 1.5%

Clarksville Public Building Authority, Pooled Financing, Tennessee Municipal Bond Fund Rev., VRDO, LOC: Bank of America NA, 1.74%, 3/1/2019 (b)	13,785	13,785

Greeneville Health and Educational Facilities Board, Ballad Health Series B, Rev., VRDO, LOC: U.S. Bank NA, 1.72%, 3/7/2019 (b)	700	700

		14,485

Texas — 6.7%

City of Houston, Combined Utility System, First Lien Series B-4, Rev., VRDO, LOC: Bank of Tokyo-Mitsubishi UFJ Ltd., 1.76%, 3/7/2019 (b)	17,250	17,250

Lower Neches Valley Authority Industrial Development Corp., ExxonMobil Project

Series A-2, Rev., VRDO, 1.67%, 3/1/2019 (b)	1,170	1,170

Subseries A-3, Rev., VRDO, 1.67%, 3/1/2019 (b)	300	300

State of Texas, Veterans Bonds Series A, GO, VRDO, LIQ: State Street Bank & Trust, 1.79%, 3/7/2019 (b)	10,320	10,320

Tarrant County Cultural Education Facilities Finance Corp.

Series 2017-B, Rev., VRDO, 1.75%, 3/7/2019 (b)	3,340	3,340

Series C-2, Rev., VRDO, LOC: Bank of New York Mellon, 1.78%, 3/7/2019 (b)	3,200	3,200

Tarrant County Cultural Education Facilities Finance Corp., Texas Health Resources System Series 2012-B, Rev., VRDO, 1.73%, 3/7/2019 (b)	150	150

Tender Option Bond Trust Receipts/Certificates

Series 2018-G-85, GO, VRDO, PSF-GTD, LOC: Royal Bank of Canada, 1.77%, 3/7/2019 (b) (c)	6,175	6,175

Series 2018-XF0645, Rev., VRDO, LIQ: TD Bank NA, 1.77%, 3/7/2019 (b) (c)	4,000	4,000

Series 2018-XF0648, GO, VRDO, PSF-GTD, LIQ: TD Bank NA, 1.77%, 3/7/2019 (b) (c)	3,745	3,745

Series 2018-ZF2570, Rev., VRDO, LIQ: Morgan Stanley Bank, 1.77%, 3/7/2019 (b) (c)	5,995	5,995

SEE NOTES TO FINANCIAL STATEMENTS.

24	J.P. MORGAN MONEY MARKET FUNDS	FEBRUARY 28, 2019

INVESTMENTS (a)	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued

Texas — continued

Series 2018-ZF2662, GO, VRDO, PSF-GTD, LIQ: Morgan Stanley Bank, 1.77%, 3/7/2019 (b) (c)	3,840	3,840

Series 2018-ZF2721, GO, VRDO, LIQ: Morgan Stanley Bank, 1.77%, 3/7/2019 (b) (c)	3,335	3,335

		62,820

Utah — 2.1%

County of Utah Hospital, IHC Health Services, Inc. Series C, Rev., VRDO, LIQ: TD Bank NA, 1.70%, 3/1/2019 (b)	11,400	11,400

County of Weber, IHC Health Services Series B, Rev., VRDO, LIQ: U.S. Bank NA, 1.72%, 3/7/2019 (b)	2,340	2,340

Tender Option Bond Trust Receipts/Certificates Series 2018-ZM0652, Rev., VRDO, LIQ: Morgan Stanley Bank, 1.78%, 3/7/2019 (b) (c)	3,425	3,425

Series 2018-XG0171, Rev., VRDO, LIQ: Royal Bank of Canada, 1.80%, 3/7/2019 (b) (c)	3,000	3,000

		20,165

Virginia — 3.9%

County of Loudon, IDA, Multi-Modal, Howard Huges Medical Institute Series B, Rev., VRDO, 1.75%, 3/7/2019 (b)	2,205	2,205

Loudoun County Economic Development Authority Series A, Rev., VRDO, 1.73%, 3/7/2019 (b)	1,495	1,495

Tender Option Bond Trust Receipts/Certificates

Series 2018-XF0606, Rev., VRDO, LIQ: Bank of America NA, 1.76%, 3/7/2019 (b) (c)	8,500	8,500

Series 2018-XL0069, Rev., VRDO, LIQ: Barclays Bank plc, 1.77%, 3/7/2019 (b) (c)	8,170	8,170

Series 2018-ZF2713, Rev., VRDO, LIQ: Morgan Stanley Bank, 1.77%, 3/7/2019 (b) (c)	7,500	7,500

Virginia Small Business Financing Authority, Carilion Clinic Obligated Group Series 2008B, Rev., VRDO, LOC: Wells Fargo Bank NA, 1.72%, 3/7/2019 (b)	8,500	8,500

		36,370

Washington — 0.0% (d)

Washington State Housing Finance Commission Rev., VRDO, LOC: Wells Fargo Bank NA, 1.75%, 3/7/2019 (b)	320	320

Wisconsin — 0.8%

Tender Option Bond Trust Receipts/Certificates

Series 2018-XF2634, Rev., VRDO, LIQ: Credit Suisse AG, 1.77%, 3/7/2019 (b) (c)	2,000	2,000

Series 2018-XG0174, Rev., VRDO, LIQ: Bank of America NA, 1.79%, 3/7/2019 (b) (c)	4,000	4,000

INVESTMENTS (a)	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Wisconsin — continued

Wisconsin Housing & Economic Development Authority, Home Ownership Series E, Rev., VRDO, LIQ: FHLMC, 1.76%, 3/7/2019 (b)	1,825	1,825

		7,825

Wyoming — 1.6%

County of Uinta Rev., VRDO, 1.69%, 3/1/2019 (b)	15,450	15,450

Total Municipal Bonds (Cost $608,952)		608,953

	SHARES (000)
Variable Rate Demand Preferred Shares — 4.2%

New York — 1.0%

Nuveen New York AMT-Free Quality Municipal Income Fund Series 3, LIQ: Citibank NA, 1.80%, 3/7/2019 # (c)	10,000	10,000

Other — 3.2%

Nuveen AMT-Free Quality Municipal Income Fund Series 4, LIQ: Barclays Bank plc, 1.82%, 3/7/2019 # (c)	30,000	30,000

Total Variable Rate Demand Preferred Shares (Cost $40,000)		40,000

	PRINCIPAL AMOUNT ($000)
Short-Term Investments — 33.0%

Commercial Paper — 33.0%

Alachua County Health Facilities Authority 1.65%, 3/5/2019	10,000	10,000

California Statewide Communities Development Authority, Kaiser Permanent 1.70%, 4/1/2019	1,000	1,000

City of Dallas 1.85%, 5/9/2019	7,200	7,200

City of Garland 1.78%, 4/24/2019	7,500	7,499

City of Garland, Electric Utility System

1.66%, 4/8/2019	11,000	10,998

1.66%, 4/8/2019	5,470	5,469

City of Rochester, Health Care Facilities, Mayo Clinic 1.65%, 4/3/2019	10,000	9,998

County of Harris

1.61%, 3/7/2019	6,195	6,195

1.61%, 3/7/2019	5,540	5,540

County of Hillsborough

1.60%, 3/14/2019	6,138	6,138

1.83%, 5/16/2019	5,000	5,000

FEBRUARY 28, 2019	J.P. MORGAN MONEY MARKET FUNDS	25

JPMorgan Institutional Tax Free Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2019 (continued)

INVESTMENTS (a)	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Short-Term Investments — continued

Commercial Paper — continued

County of York, National Rural Utilities Cooperative Finance Corp.

1.62%, 3/1/2019	15,950	15,950

1.62%, 3/1/2019	12,500	12,500

Dallas Area Rapid Transit, Senior Lien 1.70%, 5/2/2019	10,000	9,997

District of Columbia

1.95%, 3/4/2019	9,000	9,000

1.80%, 4/3/2019	20,000	20,000

Health and Educational Facilities Authority of the State of Missouri

1.84%, 3/13/2019	5,000	5,000

1.85%, 6/20/2019	5,000	4,999

Illinois Finance Authority 1.85%, 5/23/2019	6,000	6,000

Indiana State Finance Authority 1.62%, 3/18/2019	7,000	6,999

Las Vegas Valley Water District 1.62%, 3/5/2019	15,000	15,000

Omaha Public Power District, Electric System

1.66%, 3/6/2019	10,000	10,000

1.63%, 5/3/2019	8,700	8,696

Regents of the University of Michigan 1.63%, 4/3/2019	10,000	9,998

Regents of the University of Minnesota 1.62%, 3/6/2019	5,600	5,600

San Antonio Electric & Gas 1.75%, 6/5/2019	4,500	4,498

Southwestern Illinois Development Authority, Health Facilities 1.63%, 4/2/2019	10,000	9,998

State of Maryland, Health & Higher Educational Facilities Authority 1.59%, 3/7/2019	17,861	17,860

State of Texas, Public Finance Authority

1.60%, 3/7/2019	750	750

1.74%, 3/18/2019	10,000	10,000

State of Wisconsin

1.58%, 3/5/2019	9,415	9,415

1.65%, 3/5/2019	5,600	5,600

University of Massachusetts Building Authority 1.75%, 6/25/2019	7,000	6,997

University of Minnesota 1.64%, 3/5/2019	7,372	7,372

University of Texas System

1.60%, 4/16/2019	5,000	4,998

1.60%, 4/18/2019	5,000	4,998

1.66%, 5/6/2019	4,539	4,537

INVESTMENTS (a)	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Commercial Paper — continued

1.80%, 5/15/2019	5,000	4,999

1.70%, 6/6/2019	5,000	4,998

Total Commercial Paper (Cost $311,830)		311,796

Total Short-Term Investments (Cost $311,830)		311,796

Total Investments — 101.8% (Cost $960,782)		960,749
Liabilities in Excess of Other Assets — (1.8%)		(17,400)

NET ASSETS — 100.0%		943,349

Percentages indicated are based on net assets.

Abbreviations

AMT	Alternative Minimum Tax
BAN	Bond Anticipation Note
CONS	Consolidated Bonds
COP	Certificate of Participation
FGIC	Insured by Financial Guaranty Insurance Co.
FHLMC	Federal Home Loan Mortgage Corp.
FNMA	Federal National Mortgage Association
GNMA	Government National Mortgage Association
GO	General Obligation
GTD	Guaranteed
IDA	Industrial Development Authority
LIQ	Liquidity Agreement
LOC	Letter of Credit
PSF-GTD	Permanent School Fund Guaranteed
Rev.	Revenue
TAN	Tax Anticipation Note
VRDO	Variable Rate Demand Obligation. The interest rate shown is the rate in effect as of February 28, 2019.

(a)	The date shown represents the earliest of the next put date, next demand date or final maturity date.
(b)	Variable or floating rate security, the interest rate of which adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. The interest rate shown is the current rate as of February 28, 2019.
(c)	Securities exempt from registration under Rule 144A or section 4(a)(2), of the Securities Act of 1933, as amended.
(d)	Amount rounds to less than 0.1% of net assets.
#	Variable Rate Demand Preferred Shares of a closed-end investment company which has a weekly demand feature. The interest rate shown is the rate in effect as of February 28, 2019.

SEE NOTES TO FINANCIAL STATEMENTS.

26	J.P. MORGAN MONEY MARKET FUNDS	FEBRUARY 28, 2019

JPMorgan Securities Lending Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2019

INVESTMENTS (a)	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Repurchase Agreements — 7.7%

HSBC Securities USA, Inc., 2.50%, dated 2/28/2019, due 3/1/2019, repurchase price $45,003, collateralized by Corporate Bonds, 2.63% - 5.15%, due 1/14/2020 - 9/15/2054, and Corporate Notes, 2.50% - 3.50%, due 1/8/2021 - 2/27/2029, with a value of $47,253.	45,000	45,000

HSBC Securities USA, Inc., 2.65%, dated 2/28/2019, due 3/1/2019, repurchase price $25,002, collateralized by Corporate Bonds, 3.50% - 8.38%, due 12/1/2021 - 12/31/2099, and Municipal Debt Securities, 5.35%, due 8/1/2031, with a value of $27,002.	25,000	25,000

ING Financial Markets LLC, 2.50%, dated 2/28/2019, due 3/1/2019, repurchase price $10,001, collateralized by Corporate Bonds, 1.25% - 7.88%, due 5/15/2019 - 3/1/2068, Corporate Notes, 2.88%, due 3/25/2023, and Sovereign Government Securities, 7.39%, due 12/2/2024, with a value of $10,501.	10,000	10,000

ING Financial Markets LLC, 2.60%, dated 2/28/2019, due 3/1/2019, repurchase price $15,001, collateralized by Corporate Bonds, 4.45% - 8.88%, due 5/10/2020 - 3/1/2068, with a value of $16,201.	15,000	15,000

ING Financial Markets LLC, 2.60%, dated 2/28/2019, due 3/1/2019, repurchase price $15,001, collateralized by Corporate Bonds, 4.13% - 8.88%, due 10/7/2019 - 11/15/2024, and Corporate Notes, 4.25%, due 5/13/2019, with a value of $16,202.	15,000	15,000

Societe Generale SA, 2.62%, dated 2/28/2019, due 3/1/2019, repurchase price $110,008, collateralized by Corporate Bonds, 2.80% - 11.50%, due 6/1/2020 - 1/1/2049, Corporate Notes, 2.45% - 7.25%, due 11/19/2019 - 8/1/2033, and Sovereign Government Securities, 2.00% - 10.63%, due 6/17/2019 - 4/16/2043, with a value of $118,423.	110,000	110,000

Total Repurchase Agreements (Cost $220,000)		220,000

Short-Term Investments — 96.8%

Commercial Paper — 45.6%

Agricultural Bank of China Ltd. (China) 2.72%, 6/3/2019 (b) (c)	25,000	24,823

Alpine Securitization Ltd. (Switzerland) 2.82%, 4/22/2019 (b)	700	700

INVESTMENTS (a)	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Commercial Paper — continued

Autobahn Funding Co. LLC 2.40%, 3/1/2019 (b) (c)	25,000	24,998

Bank of China Ltd. (China)

2.94%, 3/1/2019 (b) (c)	17,000	16,999

2.90%, 4/18/2019 (c)	25,000	24,913

Bank of Nova Scotia (The) (Canada) (ICE LIBOR USD 3 Month + 0.11%), 2.93%, 3/27/2019 (b) (d)	1,001	1,001

Barclays Bank plc (United Kingdom) 2.40%, 3/1/2019 (b) (c)	135,000	134,991

Barton Capital LLC 2.40%, 3/1/2019 (b) (c)	30,000	29,998

BNG Bank NV (Netherlands) 2.41%, 3/4/2019 (b) (c)	30,000	29,992

Canadian Imperial Bank of Commerce (Canada)

(ICE LIBOR USD 1 Month + 0.35%), 2.86%, 3/1/2019 (b) (d)	35,000	35,045

(ICE LIBOR USD 1 Month + 0.33%), 2.84%, 3/3/2019 (b) (d)	13,000	13,012

Cedar Springs Capital Co. LLC 2.48%, 3/1/2019 (b) (c)	140,000	139,990

Commonwealth Bank of Australia (Australia)

(ICE LIBOR USD 1 Month + 0.21%), 2.69%, 3/16/2019 (b) (d)	1,000	1,000

(ICE LIBOR USD 3 Month + 0.03%), 2.77%, 4/30/2019 (b) (d)	10,000	10,000

(ICE LIBOR USD 3 Month + 0.05%), 2.74%, 5/7/2019 (b) (d)	48,000	48,000

CRC Funding LLC 2.84%, 4/3/2019 (b) (c)	19,000	18,956

DBS Bank Ltd. (Singapore) (ICE LIBOR USD 1 Month + 0.14%), 2.62%, 3/21/2019 (b) (d)	500	500

DCAT LLC 2.51%, 3/11/2019 (c)	5,080	5,076

DZ Bank AG (Germany) 2.77%, 3/7/2019 (c)	35,000	34,984

Federation des Caisses Desjardins du Quebec (Canada) 3.03%, 8/9/2019 (b) (c)	6,000	5,929

First Abu Dhabi Bank PJSC (United Arab Emirates) 2.82%, 3/6/2019 (b) (c)	30,000	29,988

Gotham Funding Corp. 2.81%, 3/13/2019 (b) (c)	40,000	39,965

HSBC Bank plc (United Kingdom) (ICE LIBOR USD 3 Month + 0.04%), 2.73%, 5/20/2019 (b) (d)	25,000	25,000

Industrial & Commercial Bank of China Ltd. (China) 2.39%, 3/1/2019 (b) (c)	75,000	74,995

ING US Funding LLC (Netherlands) (ICE LIBOR USD 1 Month + 0.34%), 2.84%, 3/13/2019 (d)	30,000	30,028

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2019	J.P. MORGAN MONEY MARKET FUNDS	27

JPMorgan Securities Lending Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2019 (continued)

INVESTMENTS (a)	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Short-Term Investments — continued

Commercial Paper — continued

Intercontinental Exchange Inc.

2.51%, 3/6/2019 (b) (c)	13,000	12,995

2.51%, 3/11/2019 (b) (c)	12,000	11,992

Lloyds Bank plc (United Kingdom) (ICE LIBOR USD 1 Month + 0.12%), 2.92%, 4/11/2019 (d)	55,000	55,019

LMA-Americas LLC

2.63%, 4/1/2019 (b) (c)	748	748

2.91%, 5/9/2019 (b) (c)	10,000	9,951

Macquarie Bank Ltd. (Australia)

2.55%, 3/21/2019 (b) (c)	13,000	12,981

2.73%, 4/18/2019 (b) (c)	20,000	19,931

Matchpoint Finance plc (Ireland) 2.42%, 3/1/2019 (b) (c)	66,000	65,995

MUFG Bank Ltd. (Japan) 2.78%, 4/9/2019 (c)	18,000	17,950

Nationwide Building Society (United Kingdom)

2.72%, 5/24/2019 (b) (c)	24,000	23,844

2.67%, 6/12/2019 (b) (c)	10,000	9,920

Natixis SA (France) (ICE LIBOR USD 3 Month + 0.14%), 2.94%, 4/11/2019 (d)	48,000	48,025

Nieuw Amsterdam Receivables Corp. 2.43%, 3/1/2019 (b) (c)	3,895	3,895

Old Line Funding LLC 3.00%, 6/20/2019 (b) (c)	10,000	9,921

Oversea-Chinese Banking Corp. Ltd. (Singapore) 2.57%, 5/28/2019 (b) (c)	25,000	24,843

Pricoa Short Term Funding LLC 2.68%, 8/5/2019 (b) (c)	25,000	24,718

Starbird Funding Corp. 2.92%, 5/9/2019 (b) (c)	10,000	9,950

Sumitomo Mitsui Trust Bank Ltd. (Japan) 2.79%, 3/11/2019 (b) (c)	17,000	16,988

Suncorp-Metway Ltd. (Australia) 2.60%, 3/18/2019 (b) (c)	700	700

Thunder Bay Funding LLC 2.57%, 3/22/2019 (b) (c)	500	500

Toyota Finance Australia Ltd. (Australia) (ICE LIBOR USD 3 Month + 0.15%), 2.93%, 3/13/2019 (d)	10,000	10,006

United Overseas Bank Ltd. (Singapore)

2.89%, 5/17/2019 (b) (c)	28,000	27,847

2.89%, 5/21/2019 (c)	9,000	8,948

2.93%, 5/28/2019 (b) (c)	12,000	11,925

Victory Receivables Corp.

2.40%, 3/1/2019 (b) (c)	15,000	14,999

2.55%, 3/11/2019 (b) (c)	15,000	14,989

INVESTMENTS (a)	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Commercial Paper — continued

Westpac Banking Corp. (Australia) (ICE LIBOR USD 1 Month + 0.32%), 2.83%, 3/10/2019 (b) (d)	36,000	36,041

Total Commercial Paper (Cost $1,306,273)		1,306,504

Time Deposits — 22.5%

China Construction Bank Corp. (China) 2.39%, 3/1/2019	85,000	85,000

Credit Agricole Corporate and Investment Bank (France) 2.39%, 3/1/2019	50,408	50,408

Erste Group Bank AG (Austria) 2.40%, 3/1/2019	140,000	140,000

First Abu Dhabi Bank PJSC 2.39%, 3/1/2019	100,000	100,000

Mizuho Bank Ltd. (Japan) 2.42%, 3/1/2019	85,000	85,000

National Australia Bank Ltd. (Australia) 2.39%, 3/1/2019	50,000	50,000

Swedbank AB 2.39%, 3/1/2019	135,000	135,000

Total Time Deposits (Cost $645,408)		645,408

Certificates of Deposit — 21.7%

Bank of Nova Scotia (The) (Canada)

(ICE LIBOR USD 1 Month + 0.34%), 2.85%, 3/5/2019 (d)	13,500	13,514

3.00%, 9/11/2019	5,000	5,010

Chiba Bank Ltd. (Japan)

2.70%, 5/14/2019	6,001	6,001

2.63%, 5/28/2019	10,000	10,000

2.63%, 5/31/2019	25,000	24,997

China Construction Bank Corp. (China)

2.93%, 3/1/2019	18,500	18,500

2.95%, 3/11/2019	6,001	6,001

3.00%, 3/15/2019	5,001	5,001

2.75%, 5/20/2019	20,001	20,001

Cooperatieve Rabobank UA (Netherlands)

(ICE LIBOR USD 3 Month + 0.07%), 2.86%, 3/21/2019 (d)	1,000	1,000

(ICE LIBOR USD 3 Month + 0.08%), 2.83%, 4/30/2019 (d)	28,000	28,022

Credit Industriel et Commercial (France)

2.78%, 3/1/2019 (c)	12,000	12,000

(ICE LIBOR USD 1 Month + 0.31%), 2.82%, 3/7/2019 (d)	15,000	15,010

(ICE LIBOR USD 3 Month + 0.10%), 2.90%, 4/16/2019 (d)	36,000	36,017

2.74%, 8/12/2019 (c)	12,000	11,858

SEE NOTES TO FINANCIAL STATEMENTS.

28	J.P. MORGAN MONEY MARKET FUNDS	FEBRUARY 28, 2019

INVESTMENTS (a)	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Short-Term Investments — continued

Certificates of Deposit — continued

DNB Bank ASA (Norway) (ICE LIBOR USD 3 Month + 0.07%), 2.87%, 3/31/2019 (d)	1,000	1,000

DZ Bank AG (Germany) (ICE LIBOR USD 3 Month + 0.05%), 2.69%, 5/27/2019 (d)	30,000	30,000

HSBC Bank USA NA (ICE LIBOR USD 1 Month + 0.19%), 2.68%, 3/24/2019 (d)	25,000	25,007

Industrial & Commercial Bank of China Ltd. (China)

2.93%, 3/1/2019	4,500	4,500

3.00%, 3/15/2019	5,001	5,001

2.89%, 4/23/2019	15,000	15,006

2.72%, 5/21/2019	20,000	20,002

2.73%, 5/24/2019	10,001	10,001

2.71%, 5/31/2019	7,400	7,400

Mizuho Bank Ltd. (Japan)

2.76%, 3/6/2019	8,000	8,000

(ICE LIBOR USD 1 Month + 0.29%), 2.81%, 3/11/2019 (d)	31,000	31,016

(ICE LIBOR USD 1 Month + 0.19%), 2.68%, 3/28/2019 (d)	500	500

2.67%, 5/20/2019 (c)	15,000	14,913

MUFG Bank Ltd. (Japan) (ICE LIBOR USD 1 Month + 0.28%), 2.76%, 3/22/2019 (d)	10,000	10,006

Natixis SA (France) (ICE LIBOR USD 3 Month + 0.18%), 2.85%, 3/6/2019 (d)	12,000	12,006

Skandinaviska Enskilda Banken AB (Sweden) 2.58%, 6/25/2019	25,001	25,001

Standard Chartered Bank (United Kingdom) (ICE LIBOR USD 1 Month + 0.35%),

2.86%, 3/10/2019 (d)	14,000	14,006

(ICE LIBOR USD 1 Month + 0.20%), 2.69%, 3/24/2019 (d)	500	500

Sumitomo Mitsui Banking Corp. (Japan)

2.73%, 3/1/2019	1,250	1,250

2.76%, 3/6/2019	8,500	8,500

(ICE LIBOR USD 1 Month + 0.17%), 2.68%, 3/7/2019 (d)	10,002	10,002

2.80%, 6/3/2019	55,000	55,033

Sumitomo Mitsui Trust Bank Ltd. (Japan) 2.80%, 3/13/2019	10,001	10,001

Svenska Handelsbanken AB (Sweden)

(ICE LIBOR USD 1 Month + 0.30%), 2.78%, 3/19/2019 (d)	39,000	39,032

(ICE LIBOR USD 3 Month + 0.07%), 2.88%, 3/28/2019 (d)	1,000	1,000

INVESTMENTS (a)	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Certificates of Deposit — continued

Toronto-Dominion Bank (The) (Canada)

(ICE LIBOR USD 3 Month + 0.12%), 2.94%, 3/27/2019 (d)	1,000	1,000

3.00%, 9/9/2019	5,000	5,011

Wells Fargo Bank NA

(SOFR + 0.35%), 2.72%, 3/1/2019 (d)	751	751

(ICE LIBOR USD 1 Month + 0.36%), 2.87%, 3/6/2019 (d)	16,500	16,524

(ICE LIBOR USD 1 Month + 0.37%), 2.85%, 3/17/2019 (d)	27,000	27,041

Total Certificates of Deposit (Cost $621,664)		621,942

U.S. Treasury Obligations — 7.0%

U.S. Cash Management Bills 2.41%, 3/1/2019 (c)	100,000	100,000

U.S. Treasury Bills 0.00%, 4/2/2019 (c)	100,000	99,787

Total U.S. Treasury Obligations (Cost $199,813)		199,787

Total Short-term Investments (Cost $2,773,158)		2,773,641

Total Investments — 104.5% (Cost $2,993,158)		2,993,641
Liabilities in Excess of Other Assets — (4.5%)		(128,102)

Net Assets — 100.0%		2,865,539

Percentages indicated are based on net assets.

Abbreviations

ICE	Intercontinental Exchange
LIBOR	London Interbank Offered Rate
PJSC	Public Joint Stock Company
SOFR	Secured Overnight Financing Rate
USD	United States Dollar

(a)	The date shown represents the earliest of the next put date, next demand date or final maturity date.
(b)	Securities exempt from registration under Rule 144A or section 4(a)(2), of the Securities Act of 1933, as amended.
(c)	The rate shown is the effective yield as of February 28, 2019.
(d)	Variable or floating rate security, linked to the referenced benchmark. The interest rate shown is the current rate as of February 28, 2019.

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2019	J.P. MORGAN MONEY MARKET FUNDS	29

JPMorgan Liquid Assets Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2019

INVESTMENTS (a)	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Repurchase Agreements — 19.1%

Barclays Capital, Inc., 2.59%, dated 2/28/2019, due 3/7/2019, repurchase price $10,005, collateralized by Asset-Backed Securities, 0.00%, due 2/10/2029 - 1/10/2031, with a value of $11,000.	10,000	10,000

Barclays Capital, Inc., 2.86%, dated 2/28/2019, due 4/4/2019, repurchase price $30,083, collateralized by Asset-Backed Securities, 0.00%, due 2/10/2029 - 1/10/2031, with a value of $33,000.	30,000	30,000

BMO Capital Markets Corp., 2.50%, dated 2/28/2019, due 3/1/2019, repurchase price $125,009, collateralized by Asset-Backed Securities, 0.00% - 4.08%, due 11/16/2020 - 4/25/2037, Corporate Bonds, 1.90% - 12.50%, due 9/9/2019 - 1/1/2049, Corporate Notes, 1.80% - 3.97%, due 3/15/2019 - 3/5/2029, FHLMC, 2.99%, due 10/25/2047, and Sovereign Government Securities, 1.50% - 3.13%, due 4/4/2019 - 9/25/2023, with a value of $131,828.	125,000	125,000

BMO Capital Markets Corp., 2.60%, dated 2/28/2019, due 3/7/2019, repurchase price $50,025, collateralized by Asset-Backed Securities, 2.70% - 3.55%, due 10/17/2022 - 2/25/2036, Corporate Bonds, 3.35% - 8.25%, due 10/22/2021 - 3/15/2049, Corporate Notes, 2.05%, due 8/17/2026, FNMA, 4.00%, due 2/25/2049, GNMA, 0.00% - 3.50%, due 1/20/2049 - 2/20/2049, and Sovereign Government Securities, 1.50%, due 4/4/2019, with a value of $52,773.	50,000	50,000

BNP Paribas SA, 2.55%, dated 2/28/2019, due 3/1/2019, repurchase price $25,002, collateralized by Asset-Backed Securities, 4.00%, due 12/15/2059,Corporate Bonds, 3.50% - 12.00%, due 5/15/2022 - 1/1/2049, and FNMA Connecticut Avenue Securities, 4.81%, due 10/26/2048, with a value of $27,010.	25,000	25,000

Credit Suisse Securities USA LLC, 2.60%, dated 2/28/2019, due 3/5/2019, repurchase price $25,009, collateralized by Asset-Backed Securities, 0.00% - 10.88%, due 3/15/2019 - 12/25/2046, Collateralized Mortgage Obligations, 0.00% - 6.50%, due 10/19/2026 - 7/25/2058, Corporate Bonds, 8.38% - 14.00%, due 2/13/2020 - 4/1/2022, and Corporate Notes, 6.75%, due 5/20/2036, with a value of $27,376.	25,000	25,000

INVESTMENTS (a)	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Fixed Income Clearing Corp., 2.57%, dated 2/28/2019, due 3/1/2019, repurchase price $200,014, collateralized by U.S. Treasury Securities, 0.00%, due 2/27/2020, with a value of $204,000.	200,000	200,000

HSBC Securities USA, Inc., 2.50%, dated 2/28/2019, due 3/1/2019, repurchase price $30,002, collateralized by Corporate Bonds, 2.95% - 4.25%, due 9/24/2020 - 12/15/2025, Corporate Notes, 3.58% - 3.70%, due 10/23/2024 - 5/22/2028, and Sovereign Government Securities, 2.75% - 5.25%, due 11/2/2027 - 4/23/2048, with a value of $31,502.	30,000	30,000

HSBC Securities USA, Inc., 2.65%, dated 2/28/2019, due 3/1/2019, repurchase price $44,003, collateralized by Asset-Backed Securities, 1.22%, due 12/18/2019, Corporate Bonds, 4.75% - 8.00%, due 5/15/2023 - 1/1/2099, and Municipal Debt Securities, 5.50%, due 8/1/2031, with a value of $47,523.	44,000	44,000

ING Financial Markets LLC, 2.51%, dated 2/28/2019, due 3/1/2019, repurchase price $20,001, collateralized by Corporate Bonds, 1.25% - 5.95%, due 5/15/2019 - 8/16/2077, Corporate Notes, 2.88% - 3.75%, due 3/25/2023 - 3/1/2029, and Sovereign Government Securities, 2.95%, due 1/11/2023, with a value of $21,001.	20,000	20,000

ING Financial Markets LLC, 2.60%, dated 2/28/2019, due 3/1/2019, repurchase price $15,001, collateralized by Corporate Bonds, 5.50% - 8.88%, due 7/16/2020 - 11/15/2024, with a value of $16,202.	15,000	15,000

ING Financial Markets LLC, 2.51%, dated 2/28/2019, due 3/4/2019, repurchase price $20,006, collateralized by Corporate Bonds, 1.25% - 5.95%, due 5/15/2019 - 8/16/2077, Corporate Notes, 2.88% - 3.75%, due 3/25/2023 - 3/1/2029, and Sovereign Government Securities, 2.95%, due 1/11/2023, with a value of $21,001.	20,000	20,000

Merrill Lynch PFS, Inc., 2.80%, dated 2/28/2019, due 4/4/2019, repurchase price $25,068, collateralized by FNMA Connecticut Avenue Securities, 3.68% - 6.74%, due 8/26/2024 - 9/25/2045, and Sovereign Government Securities, 3.24% - 8.00%, due 11/5/2020 - 4/20/2055, with a value of $26,723.	25,000	25,000

SEE NOTES TO FINANCIAL STATEMENTS.

30	J.P. MORGAN MONEY MARKET FUNDS	FEBRUARY 28, 2019

INVESTMENTS (a)	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Repurchase Agreements — continued

Merrill Lynch PFS, Inc., 2.85%, dated 2/28/2019, due 4/4/2019, repurchase price $39,609, collateralized by Collateralized Mortgage Obligations, 2.62%, due 2/25/2037, Commercial Paper, 0.00%, due 5/10/2019, and Sovereign Government Securities, 0.00% - 7.13%, due 1/26/2022 - 7/6/2036, with a value of $42,644.	39,500	39,500

Societe Generale SA, 2.52%, dated 2/28/2019, due 3/1/2019, repurchase price $66,005, collateralized by Corporate Bonds, 2.20% - 6.50%, due 1/15/2021 - 1/1/2099, Corporate Notes, 2.20% - 4.45%, due 5/15/2019 - 9/19/2028, and Sovereign Government Securities, 3.70% - 5.10%, due 1/14/2029 - 4/23/2048, with a value of $69,305.	66,000	66,000

Societe Generale SA, 2.62%, dated 2/28/2019, due 3/1/2019, repurchase price $115,008, collateralized by Corporate Bonds, 3.75% - 10.63%, due 6/1/2020 - 3/1/2049, Corporate Notes, 2.90% - 6.72%, due 11/19/2019 - 12/1/2022, and Sovereign Government Securities, 2.00% - 10.13%, due 10/14/2019 - 7/6/2036, with a value of $124,040.	115,000	115,000

Societe Generale SA, 2.67%, dated 2/28/2019, due 3/1/2019, repurchase price $10,001, collateralized by Corporate Bonds, 1.75% - 10.75%, due 2/15/2020 - 12/18/2073, Corporate Notes, 3.50%, due 4/19/2026, and Sovereign Government Securities, 2.63% - 10.13%, due 10/14/2019 - 1/14/2041, with a value of $10,786.	10,000	10,000

Societe Generale SA, 2.60%, dated 2/28/2019, due 4/1/2019, repurchase price $20,046, collateralized by Corporate Bonds, 2.10% - 7.88%, due 5/14/2019 - 4/15/2049, Corporate Notes, 2.20% - 6.13%, due 5/15/2019 - 1/23/2030, Sovereign Government Securities, 4.00% - 8.75%, due 6/29/2020 - 1/13/2037, and U.S. Treasury Securities, 0.00% - 2.88%, due 6/27/2019 - 1/15/2029, with a value of $21,069.	20,000	20,000

Wells Fargo Securities LLC, 2.55%, dated 2/28/2019, due 3/5/2019, repurchase price $42,015, collateralized by Commercial Paper, 0.00%, due 8/16/2019, and Certificates of Deposit, 0.00% - 3.07%, due 3/20/2019 - 10/3/2025, with a value of $44,122.	42,000	42,000

INVESTMENTS (a)	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Wells Fargo Securities LLC, 2.55%, dated 2/28/2019, due 3/6/2019, repurchase price $40,017, collateralized by Commercial Paper, 0.00%, due 5/28/2019 - 6/24/2019, with a value of $42,021.	40,000	40,000

Wells Fargo Securities LLC, 2.55%, dated 2/28/2019, due 3/7/2019, repurchase price $60,030, collateralized by Commercial Paper, 0.00%, due 6/24/2019 - 8/16/2019, with a value of $63,031.	60,000	60,000

Total Repurchase Agreements (Cost $1,011,500)		1,011,500

Municipal Bonds — 0.7%

Alaska — 0.4%

Alaska Housing Finance Corp., State Capital Project Bonds II Series B, Rev., VRDO, 2.42%, 3/7/2019 (b)	25,000	25,000

California — 0.1%

City and County of San Francisco, Multifamily Housing, Taxable, Transbay Block 8 Tower Apartments

Series H-3, Rev., VRDO, LOC: Bank of China, 2.53%, 3/7/2019 (b)	2,000	2,000

Series H-4, Rev., VRDO, LOC: Bank of China, 2.53%, 3/7/2019 (b)	2,000	2,000

		4,000

New York — 0.2%

New York State Housing Finance Agency, 572 11th Avenue Housing Series A, Rev., VRDO, LOC: Bank of China, 2.54%, 3/1/2019 (b)	10,000	10,000

Total Municipal Bonds (Cost $39,000)		39,000

Short-Term Investments — 80.5%

Commercial Paper — 32.3%

Agricultural Bank of China Ltd. (China) 3.09%, 3/29/2019 (c)	3,500	3,492

Alpine Securitization Ltd. (Switzerland)

2.82%, 4/22/2019 (d)	25,000	25,000

2.64%, 6/21/2019 (d)	25,000	25,000

Atlantic Asset Securitization LLC

2.88%, 4/4/2019 (c) (d)	50,000	49,865

2.79%, 5/13/2019 (c) (d)	14,000	13,921

Banco Del Estado De Chile (Chile) 2.83%, 3/11/2019 (c) (d)	7,000	6,994

Bank of China Ltd. (China)

2.94%, 3/1/2019 (c) (d)	12,000	12,000

3.07%, 3/29/2019 (c)	10,000	9,976

2.88%, 4/29/2019 (c)	30,000	29,859

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2019	J.P. MORGAN MONEY MARKET FUNDS	31

JPMorgan Liquid Assets Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2019 (continued)

INVESTMENTS (a)	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Short-Term Investments — continued

Commercial Paper — continued

Bank of Nova Scotia (The) (Canada)

(ICE LIBOR USD 1 Month + 0.22%), 2.74%, 3/9/2019 (d) (e)	10,000	10,000

(ICE LIBOR USD 1 Month + 0.30%), 2.78%, 3/19/2019 (d) (e)	15,000	15,000

(ICE LIBOR USD 3 Month + 0.11%), 2.93%, 3/27/2019 (d) (e)	7,000	7,000

(ICE LIBOR USD 3 Month + 0.08%), 2.82%, 5/8/2019 (d) (e)	3,000	3,000

Banque et Caisse d’Epargne de l’Etat (Luxembourg) 2.62%, 4/16/2019 (c)	50,000	49,833

Barclays Bank plc (United Kingdom) 2.40%, 3/1/2019 (c) (d)	100,000	100,000

Bedford Row Funding Corp. (ICE LIBOR USD 3 Month + 0.11%), 2.76%, 5/26/2019 (d) (e)	10,000	10,000

BNG Bank NV (Netherlands)

2.41%, 3/4/2019 (c) (d)	50,000	49,990

2.41%, 3/6/2019 (c) (d)	100,000	99,966

BPCE SA (France) 2.53%, 3/4/2019 (c) (d)	1,500	1,500

Caisse des Depots et Consignations (France) 2.59%, 4/1/2019 (c) (d)	30,000	29,933

Canadian Imperial Bank of Commerce (Canada) (ICE LIBOR USD 1 Month + 0.32%), 2.83%, 3/1/2019 (d) (e)	25,000	25,000

China Construction Bank Corp. (China) 3.12%, 3/20/2019 (c) (d)	10,000	9,984

Commonwealth Bank of Australia (Australia)

(ICE LIBOR USD 1 Month + 0.28%), 2.76%, 3/19/2019 (d) (e)	15,000	15,000

(ICE LIBOR USD 3 Month + 0.03%), 2.77%, 4/30/2019 (d) (e)	20,000	20,000

Cooperative Centrale (ICE LIBOR USD 3 Month + 0.06%), 2.71%, 5/24/2019 (e)	15,000	15,000

Credit Industriel et Commercial (France) 2.75%, 8/12/2019 (c)	25,000	24,691

DZ Bank AG (Germany) 2.77%, 3/7/2019 (c)	70,000	69,968

Erste Finance Delaware LLC (Austria) 2.76%, 4/15/2019 (c) (d)	13,000	12,955

First Abu Dhabi Bank PJSC (United Arab Emirates) 2.77%, 4/22/2019 (c) (d)	100,000	99,601

HSBC Bank plc (United Kingdom)

(ICE LIBOR USD 1 Month + 0.30%), 2.78%, 3/19/2019 (d) (e)	15,000	15,000

(ICE LIBOR USD 3 Month + 0.04%), 2.74%, 5/13/2019 (d) (e)	72,000	72,000

(ICE LIBOR USD 3 Month + 0.04%), 2.73%, 5/20/2019 (d) (e)	25,000	25,000

INVESTMENTS (a)	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Commercial Paper — continued

ING US Funding LLC (Netherlands)

(ICE LIBOR USD 3 Month + 0.08%), 2.82%, 3/3/2019 (e)	10,000	10,000

(ICE LIBOR USD 1 Month + 0.30%), 2.79%, 3/15/2019 (e)	10,000	10,000

(ICE LIBOR USD 3 Month + 0.08%), 2.73%, 5/24/2019 (e)	10,000	10,000

Kells Funding LLC

2.60%, 6/20/2019 (c) (d)	35,000	34,722

2.59%, 6/21/2019 (c) (d)	50,000	49,600

Kreditanstalt fuer Wiederaufbau (Germany) 2.58%, 4/4/2019 (c) (d)	25,000	24,939

Landesbank Baden-Wuerttemberg (Germany) 2.48%, 3/1/2019 (c)	48,000	48,000

LMA-Americas LLC

2.55%, 3/13/2019 (c) (d)	15,000	14,987

2.63%, 4/1/2019 (c) (d)	30,000	29,933

Mitsubishi UFJ Trust & Banking Corp. (Japan)

2.52%, 3/19/2019 (c) (d)	10,000	9,988

2.87%, 3/22/2019 (c) (d)	50,000	49,916

National Australia Bank Ltd. (Australia)

(ICE LIBOR USD 1 Month + 0.17%), 2.67%, 3/15/2019 (d) (e)	15,000	15,000

(ICE LIBOR USD 1 Month + 0.37%), 2.85%, 3/17/2019 (d) (e)	27,000	27,000

(ICE LIBOR USD 1 Month + 0.23%), 2.71%, 3/28/2019 (d) (e)	5,000	5,000

Old Line Funding LLC (ICE LIBOR USD 1 Month + 0.17%), 2.65%, 3/16/2019 (d) (e)	20,000	20,000

Royal Bank of Canada (Canada)

(ICE LIBOR USD 3 Month + 0.21%), 3.01%, 4/8/2019 (e)	30,000	30,000

(ICE LIBOR USD 3 Month + 0.16%), 2.96%, 4/15/2019 (e)	10,000	10,000

Sheffield Receivables Co. LLC

2.91%, 4/1/2019 (c) (d)	35,000	34,912

2.60%, 6/3/2019 (c) (d)	10,000	9,933

Sumitomo Mitsui Trust Bank Ltd. (Japan) 2.87%, 4/5/2019 (c) (d)	40,000	39,889

Suncorp-Metway Ltd. (Australia) 2.70%, 4/15/2019 (c) (d)	20,000	19,933

Thunder Bay Funding LLC 2.57%, 3/22/2019 (c) (d)	5,000	4,993

Toronto-Dominion Bank (The) (Canada)

(ICE LIBOR USD 1 Month + 0.37%), 2.89%, 3/11/2019 (d) (e)	16,000	16,000

(ICE LIBOR USD 1 Month + 0.21%), 2.71%, 3/15/2019 (d) (e)	15,000	15,000

SEE NOTES TO FINANCIAL STATEMENTS.

32	J.P. MORGAN MONEY MARKET FUNDS	FEBRUARY 28, 2019

INVESTMENTS (a)	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Short-Term Investments — continued

Commercial Paper — continued

(ICE LIBOR USD 1 Month + 0.37%), 2.86%, 3/20/2019 (d) (e)	50,000	50,000

(ICE LIBOR USD 3 Month + 0.27%), 3.09%, 3/26/2019 (d) (e)	5,000	5,000

Toyota Finance Australia Ltd. (Australia) (ICE LIBOR USD 3 Month + 0.15%), 2.93%, 3/13/2019 (e)	20,000	20,000

Toyota Motor Corp. (Japan) (ICE LIBOR USD 3 Month + 0.10%), 2.90%, 4/15/2019 (e)	50,000	50,000

Toyota Motor Credit Corp. (Japan)

(ICE LIBOR USD 1 Month + 0.23%), 2.71%, 3/28/2019 (e)	15,000	15,000

(ICE LIBOR USD 3 Month + 0.08%), 2.82%, 4/25/2019 (e)	5,000	5,000

Toyota Motor Finance Netherlands BV (Japan) (ICE LIBOR USD 1 Month + 0.30%), 2.79%, 3/31/2019 (e)	5,000	5,000

UBS AG (Switzerland)

(ICE LIBOR USD 1 Month + 0.20%), 2.71%, 3/5/2019 (d) (e)	7,000	7,000

(ICE LIBOR USD 3 Month + 0.09%), 2.78%, 5/16/2019 (d) (e)	15,000	15,000

United Overseas Bank Ltd. (Singapore) 2.60%, 4/5/2019 (c) (d)	5,000	4,987

Westpac Banking Corp. (Australia)

(ICE LIBOR USD 3 Month + 0.13%), 2.91%, 4/15/2019 (d) (e)	12,000	12,000

(ICE LIBOR USD 3 Month + 0.04%), 2.78%, 4/29/2019 (d) (e)	25,000	25,000

Total Commercial Paper (Cost $1,710,260)		1,710,260

Certificates of Deposit — 32.2%

Banco Del Estado De Chile 2.86%, 3/28/2019	25,000	25,000

Bank of Montreal (Canada)

(ICE LIBOR USD 1 Month + 0.17%), 2.68%, 3/2/2019 (e)	15,000	15,000

(ICE LIBOR USD 3 Month + 0.08%), 2.85%, 3/7/2019 (e)	10,000	10,000

Bank of Nova Scotia (The) (Canada)

(ICE LIBOR USD 1 Month + 0.23%), 2.74%, 3/4/2019 (e)	5,000	5,000

(ICE LIBOR USD 1 Month + 0.27%), 2.78%, 3/4/2019 (e)	5,000	5,000

(ICE LIBOR USD 3 Month + 0.14%), 2.92%, 4/16/2019 (e)	12,000	12,000

3.00%, 9/11/2019	5,000	5,000

INVESTMENTS (a)	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Certificates of Deposit — continued

Barclays Bank plc (United Kingdom) 2.78%, 5/14/2019	25,000	25,000

BNP Paribas SA (France)

(ICE LIBOR USD 3 Month + 0.11%), 2.89%, 3/13/2019 (e)	10,000	10,000

(ICE LIBOR USD 1 Month + 0.30%), 2.78%, 3/17/2019 (e)	20,000	20,000

(ICE LIBOR USD 3 Month + 0.07%), 2.80%, 5/6/2019 (e)	40,000	40,000

Canadian Imperial Bank of Commerce (Canada) (ICE LIBOR USD 1 Month + 0.20%), 2.71%, 3/4/2019 (e)	5,000	5,000

Chiba Bank Ltd. (Japan)

2.91%, 3/15/2019	25,000	25,000

2.63%, 5/28/2019	25,000	25,000

China Construction Bank Corp. (China)

2.93%, 3/1/2019	12,000	12,000

2.95%, 3/11/2019	20,000	20,000

3.00%, 3/15/2019	20,000	20,000

3.05%, 3/18/2019	20	20

3.05%, 3/19/2019	20,000	20,000

2.75%, 5/20/2019	20,000	20,000

Cooperatieve Rabobank UA (Netherlands)

(ICE LIBOR USD 1 Month + 0.19%), 2.67%, 3/19/2019 (e)	15,000	15,000

(ICE LIBOR USD 1 Month + 0.22%), 2.70%, 3/27/2019 (e)	6,000	6,000

(ICE LIBOR USD 3 Month + 0.08%), 2.83%, 4/30/2019 (e)	55,000	55,000

(ICE LIBOR USD 3 Month + 0.08%), 2.81%, 5/6/2019 (e)	15,000	15,000

2.89%, 5/20/2019 (c)	20,000	19,873

Credit Industriel et Commercial (France)

(ICE LIBOR USD 1 Month + 0.31%), 2.82%, 3/7/2019 (e)	25,000	25,000

(ICE LIBOR USD 1 Month + 0.30%), 2.79%, 3/15/2019 (e)	20,000	20,000

(ICE LIBOR USD 3 Month + 0.08%), 2.88%, 4/7/2019 (e)	6,000	6,000

(ICE LIBOR USD 3 Month + 0.10%), 2.90%, 4/16/2019 (e)	30,000	30,000

Credit Suisse AG (Switzerland) (SOFR + 0.45%), 2.82%, 3/1/2019 (e)	25,000	25,000

DNB Bank ASA (Norway) (ICE LIBOR USD 3 Month + 0.07%), 2.87%, 3/31/2019 (e)	5,000	5,000

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2019	J.P. MORGAN MONEY MARKET FUNDS	33

JPMorgan Liquid Assets Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2019 (continued)

INVESTMENTS (a)	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Short-Term Investments — continued

Certificates of Deposit — continued

DZ Bank AG (Germany)

(ICE LIBOR USD 3 Month + 0.05%), 2.69%, 5/27/2019 (e)	40,000	40,000

2.62%, 6/19/2019 (c)	55,000	54,564

Industrial & Commercial Bank of China Ltd. (China)

2.93%, 3/1/2019	20,000	20,000

2.95%, 3/1/2019	20,000	20,000

3.00%, 3/15/2019	20,000	20,000

3.10%, 4/5/2019	15,000	15,000

2.92%, 4/15/2019	5,000	5,000

2.72%, 5/21/2019	20,000	20,000

2.73%, 5/24/2019	20	20

2.71%, 5/31/2019	20,000	20,000

ING Bank NV (Netherlands)

(ICE LIBOR USD 3 Month + 0.17%), 2.96%, 4/4/2019 (e)	10,000	10,000

(ICE LIBOR USD 3 Month + 0.18%), 2.91%, 5/3/2019 (e)	65,000	65,000

(ICE LIBOR USD 3 Month + 0.16%), 2.89%, 5/7/2019 (e)	25,000	25,000

(ICE LIBOR USD 3 Month + 0.12%), 2.76%, 5/17/2019 (e)	10,000	10,000

Landesbank Hessen-Thueringen (Germany) 2.90%, 7/3/2019	25,000	25,000

Mitsubishi UFJ Trust & Banking Corp. (Japan)

(ICE LIBOR USD 1 Month + 0.19%), 2.70%, 3/5/2019 (e)	10,000	10,000

(ICE LIBOR USD 1 Month + 0.19%), 2.70%, 3/8/2019 (e)	30,000	30,000

2.71%, 4/17/2019	12,000	12,000

2.58%, 5/21/2019	10,000	10,000

Mitsubishi UFJ Trust International Ltd. (United Kingdom) 2.70%, 5/7/2019 (c)	5,000	4,975

Mizuho Bank Ltd. (Japan)

(ICE LIBOR USD 1 Month + 0.19%), 2.67%, 3/19/2019 (e)	10,000	10,000

(ICE LIBOR USD 1 Month + 0.27%), 2.75%, 3/19/2019 (e)	15,000	15,000

(ICE LIBOR USD 3 Month + 0.10%), 2.89%, 4/15/2019 (e)	5,000	5,000

(ICE LIBOR USD 3 Month + 0.07%), 2.85%, 4/18/2019 (e)	20,000	20,000

2.72%, 4/30/2019 (c)	25,000	24,887

2.67%, 5/20/2019 (c)	20,000	19,882

2.70%, 5/24/2019	5,000	5,000

2.67%, 6/26/2019 (c)	10,000	9,914

INVESTMENTS (a)	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Certificates of Deposit — continued

MUFG Bank Ltd. (Japan) (ICE LIBOR USD 1 Month + 0.30%),

2.79%, 3/17/2019 (e)	25,000	25,000

2.69%, 4/24/2019	5,000	5,000

National Australia Bank Ltd. (Australia) (ICE LIBOR USD 3 Month + 0.07%), 2.82%, 4/29/2019 (e)	20,000	20,000

Natixis SA

(ICE LIBOR USD 3 Month + 0.18%), 2.85%, 3/6/2019 (e)	30,000	30,000

(ICE LIBOR USD 3 Month + 0.15%), 2.94%, 4/15/2019 (e)	50,000	50,000

(ICE LIBOR USD 3 Month + 0.10%), 2.78%, 5/17/2019 (e)	10,000	10,000

3.05%, 9/16/2019	20,000	20,000

Nordea Bank AB (Finland) (ICE LIBOR USD 1 Month + 0.17%), 2.67%, 3/15/2019 (e)	15,000	15,000

Oversea-Chinese Banking Corp. Ltd. (Singapore) (ICE LIBOR USD 1 Month + 0.21%), 2.70%, 3/24/2019 (e)	20,000	20,000

Royal Bank of Canada (Canada)

(ICE LIBOR USD 1 Month + 0.23%), 2.72%, 3/23/2019 (e)	25,000	25,000

(ICE LIBOR USD 1 Month + 0.25%), 2.74%, 3/24/2019 (e)	10,000	10,000

(ICE LIBOR USD 3 Month + 0.08%), 2.82%, 5/2/2019 (e)	15,000	15,000

Shizuoka Bank Ltd. (The) (Japan) 2.62%, 5/24/2019	20,000	20,000

Skandinaviska Enskilda Banken AB (Sweden) (ICE LIBOR USD 1 Month + 0.19%), 2.67%, 3/19/2019 (e)	20,000	20,000

Societe Generale SA (France) (ICE LIBOR USD 3 Month + 0.16%), 2.92%, 4/23/2019 (e)	10,000	10,000

Standard Chartered Bank (United Kingdom) (ICE LIBOR USD 3 Month + 0.14%), 2.95%, 4/3/2019 (e)	15,000	15,000

State Street Bank and Trust Co. (ICE LIBOR USD 1 Month + 0.25%), 2.74%, 4/23/2019 (e)	20,000	20,000

Sumitomo Mitsui Banking Corp. (Japan)

(ICE LIBOR USD 1 Month + 0.20%), 2.71%, 3/3/2019 (e)	30,000	30,000

(ICE LIBOR USD 1 Month + 0.20%), 2.69%, 3/28/2019 (e)	25,000	25,000

(ICE LIBOR USD 3 Month + 0.15%), 2.92%, 4/23/2019 (e)	12,000	12,000

2.69%, 5/13/2019 (c)	30,000	29,837

SEE NOTES TO FINANCIAL STATEMENTS.

34	J.P. MORGAN MONEY MARKET FUNDS	FEBRUARY 28, 2019

INVESTMENTS (a)	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Short-Term Investments — continued

Certificates of Deposit — continued

Sumitomo Mitsui Trust Bank Ltd. (Japan) (ICE LIBOR USD 1 Month + 0.27%),

2.76%, 3/23/2019 (e)	5,000	5,000

2.70%, 4/30/2019 (c)	25,000	24,888

2.73%, 8/22/2019 (c)	20,000	19,739

Svenska Handelsbanken AB (Sweden)

(ICE LIBOR USD 1 Month + 0.17%), 2.67%, 3/15/2019 (e)	10,000	10,000

(ICE LIBOR USD 1 Month + 0.21%), 2.70%, 3/23/2019 (e)	15,000	15,000

(ICE LIBOR USD 3 Month + 0.15%), 2.96%, 4/3/2019 (e)	40,000	40,000

Swedbank AB (Sweden) (ICE LIBOR USD 1 Month + 0.18%), 2.67%, 3/25/2019 (e)	5,000	5,000

Toronto-Dominion Bank (The) (Canada)

(ICE LIBOR USD 1 Month + 0.23%), 2.75%, 3/9/2019 (e)	10,000	10,000

(ICE LIBOR USD 3 Month + 0.12%), 2.94%, 3/27/2019 (e)	3,000	3,000

3.00%, 9/9/2019	25,000	25,000

Wells Fargo Bank NA

(ICE LIBOR USD 1 Month + 0.28%), 2.76%, 3/28/2019 (e)	25,000	25,000

(ICE LIBOR USD 1 Month + 0.33%), 2.82%, 3/29/2019 (e)	10,000	10,000

(ICE LIBOR USD 3 Month + 0.23%), 3.04%, 4/3/2019 (e)	5,000	5,000

Westpac Banking Corp. (Australia) (ICE LIBOR USD 3 Month + 0.04%), 2.74%, 5/13/2019 (e)	15,000	14,999

Total Certificates of Deposit (Cost $1,706,598)		1,706,598

Time Deposits — 14.1%

Australia & New Zealand Banking Group Ltd. (Australia) 2.44%, 3/1/2019	75,000	75,000

Credit Agricole Corporate and Investment Bank (France) 2.39%, 3/1/2019	148,267	148,267

Credit Suisse AG (Switzerland) 2.40%, 3/1/2019	150,000	150,000

Erste Group Bank AG (Austria) 2.40%, 3/1/2019	223,900	223,900

Interfund Lending 3.16%, 3/1/2019	3,272	3,272

Mizuho Bank Ltd. (Japan) 2.42%, 3/1/2019	150,000	150,000

Total Time Deposits (Cost $750,439)		750,439

INVESTMENTS (a)	PRINCIPAL AMOUNT ($000)	VALUE ($000)

U.S. Treasury Obligations — 1.9%

U.S. Cash Management Bills 2.40%, 3/1/2019 (c) (Cost $100,000)	100,000	100,000

Total Short-term Investments (Cost $4,267,297)		4,267,297

Total Investments — 100.3% (Cost $5,317,797)*		5,317,797
Liabilities in Excess of Other Assets — (0.3%)		(16,451)

Net Assets — 100.0%		5,301,346

Percentages indicated are based on net assets.

Abbreviations

FHLMC	Federal Home Loan Mortgage Corp.
FNMA	Federal National Mortgage Association
GNMA	Government National Mortgage Association
ICE	Intercontinental Exchange
LIBOR	London Interbank Offered Rate
LOC	Letter of Credit
Rev.	Revenue
SOFR	Secured Overnight Financing Rate
USD	United States Dollar
VRDO	Variable Rate Demand Obligation. The interest rate shown is the rate in effect as of February 28, 2019.

(a)	The date shown represents the earliest of the next put date, next demand date or final maturity date.
(b)	Variable or floating rate security, the interest rate of which adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. The interest rate shown is the current rate as of February 28, 2019.
(c)	The rate shown is the effective yield as of February 28, 2019.
(d)	Securities exempt from registration under Rule 144A or section 4(a)(2), of the Securities Act of 1933, as amended.
(e)	Variable or floating rate security, linked to the referenced benchmark. The interest rate shown is the current rate as of February 28, 2019.
*	The cost of securities is substantially the same for federal income tax purposes.

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2019	J.P. MORGAN MONEY MARKET FUNDS	35

JPMorgan U.S. Government Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2019

INVESTMENTS (a)	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Repurchase Agreements — 47.8%

Agency Joint Trading Account I, J.P. Morgan Investment Management Inc., as agent, 2.57% - 2.61%, dated 2/28/2019, due 3/1/2019, repurchase price $11,000,792.[1]	11,000,000	11,000,000

Agency Joint Trading Account II, J.P. Morgan Investment Management Inc., as agent, 2.58% - 2.62%, dated 2/28/2019, due 3/1/2019, repurchase price $1,814,646.[2]	1,814,515	1,814,515

Bank of America Corp., 2.58%, dated 2/28/2019, due 3/1/2019, repurchase price $750,054, collateralized by GNMA, 3.00%, due 6/20/2046 - 7/20/2046, with a value of $765,000.	750,000	750,000

Bank of Nova Scotia (The), 2.58%, dated 2/28/2019, due 3/1/2019, repurchase price $1,750,125, collateralized by FHLMC, 2.50% - 5.00%, due 5/1/2026 - 2/1/2049, FNMA, 1.75% - 6.63%, due 9/12/2019 - 2/1/2049, GNMA, 3.00% - 5.00%, due 4/20/2047 - 2/20/2049, and U.S. Treasury Securities, 2.13% - 2.50%, due 9/30/2021 - 3/31/2023, with a value of $1,785,000.	1,750,000	1,750,000

Barclays Capital, Inc., 2.42%, dated 2/28/2019, due 3/1/2019, repurchase price $500,034, collateralized by U.S. Treasury Securities, 2.88% - 3.00%, due 9/30/2025 - 8/15/2028, with a value of $510,000.	500,000	500,000

Barclays Capital, Inc., 2.44%, dated 2/28/2019, due 3/21/2019, repurchase price $751,068, collateralized by U.S. Treasury Securities, 2.63% - 2.88%, due 2/28/2023 - 8/15/2028, with a value of $765,000.	750,000	750,000

BMO Capital Markets Corp., 2.45%, dated 2/28/2019, due 3/7/2019, repurchase price $500,238, collateralized by FFCB, 2.30%, due 12/11/2020, FHLB, 2.38%, due 3/30/2020, FHLMC, 2.50% - 4.50%, due 2/1/2025 - 2/15/2049, FNMA, 0.00% - 5.00%, due 12/1/2019 - 3/25/2059, and GNMA, 0.00% - 7.00%, due 7/20/2026 - 1/20/2069, with a value of $513,089.	500,000	500,000

BNP Paribas SA, 2.45%, dated 2/28/2019, due 3/7/2019, repurchase price $500,238, collateralized by U.S. Treasury Securities, 0.00% - 3.63%, due 1/2/2020 - 5/15/2048, with a value of $511,041.	500,000	500,000

INVESTMENTS (a)	PRINCIPAL AMOUNT ($000)	VALUE ($000)

BNP Paribas SA, 2.45%, dated 2/28/2019, due 3/7/2019, repurchase price $1,000,476, collateralized by FHLMC, 3.00% - 7.50%, due 3/1/2022 - 12/1/2048, FNMA, 3.00% - 5.50%, due 7/1/2025 - 2/1/2049, GNMA, 3.00% - 6.50%, due 7/15/2024 - 1/20/2049, and U.S. Treasury Securities, 0.00% - 6.25%, due 11/7/2019 - 2/15/2049, with a value of $1,024,234.	1,000,000	1,000,000

BNP Paribas SA, 2.45%, dated 2/28/2019, due 3/7/2019, repurchase price $2,000,953, collateralized by FFCB, 1.38% - 3.54%, due 6/12/2019 - 1/25/2038, FHLB, 4.00% - 4.25%, due 9/1/2028 - 8/17/2038, FHLMC, 0.00% - 7.00%, due 3/1/2022 - 2/15/2049, FNMA, 2.23% - 7.00%, due 3/25/2019 - 2/1/2049, GNMA, 2.50% - 6.00%, due 11/15/2023 - 12/20/2048, and U.S. Treasury Securities, 0.88% - 3.13%, due 3/31/2021 - 5/15/2048, with a value of $2,056,025.	2,000,000	2,000,000

BNP Paribas SA, 2.47%, dated 2/28/2019, due 3/7/2019, repurchase price $1,000,480, collateralized by FHLMC, 3.50% - 7.00%, due 10/1/2025 - 10/1/2048, FNMA, 2.91% - 6.00%, due 7/1/2019 - 2/1/2049, GNMA, 2.50% - 5.50%, due 10/15/2026 - 12/20/2048, and U.S. Treasury Securities, 0.00% - 3.63%, due 3/14/2019 - 11/15/2047, with a value of $1,026,299.	1,000,000	1,000,000

BNP Paribas SA, 2.49%, dated 2/28/2019, due 3/7/2019, repurchase price $1,000,484, collateralized by FFCB, 2.45%, due 10/3/2030, FHLMC, 3.00% - 6.50%, due 9/15/2031 - 10/1/2048, FNMA, 3.00% - 6.00%, due 5/1/2024 - 11/1/2048, GNMA, 3.00% - 6.50%, due 11/15/2032 - 10/20/2048, and U.S. Treasury Securities, 0.00% - 3.00%, due 3/26/2019 - 2/15/2048, with a value of $1,026,431.	1,000,000	1,000,000

BNP Paribas SA, 2.49%, dated 2/28/2019, due 3/7/2019, repurchase price $1,500,726, collateralized by FFCB, 1.38% - 2.50%, due 6/12/2019 - 3/1/2021, FHLB, 3.59%, due 3/16/2037, FHLMC, 2.00% - 7.50%, due 3/15/2019 - 2/15/2049, FNMA, 1.20% - 7.00%, due 4/1/2019 - 6/1/2051, GNMA, 2.50% - 7.00%, due 11/20/2023 - 1/20/2049, and U.S. Treasury Securities, 0.00% - 8.13%, due 3/28/2019 - 5/15/2048, with a value of $1,540,326.	1,500,000	1,500,000

SEE NOTES TO FINANCIAL STATEMENTS.

36	J.P. MORGAN MONEY MARKET FUNDS	FEBRUARY 28, 2019

INVESTMENTS (a)	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Repurchase Agreements — continued

Credit Suisse AG, 2.40%, dated 2/28/2019, due 3/1/2019, repurchase price $750,050, collateralized by U.S. Treasury Securities, 0.63% - 2.88%, due 7/31/2020 - 8/15/2028, with a value of $765,051.	750,000	750,000

Daiwa Capital Markets America. Inc., 2.62%, dated 2/28/2019, due 3/1/2019, repurchase price $2,500,182, collateralized by FFCB, 3.22%, due 2/25/2026, FHLB, 2.65%, due 8/16/2032, FHLMC, 2.00% - 5.50%, due 8/24/2021 - 2/1/2049, FNMA, 2.00% - 6.00%, due 4/1/2019 - 2/1/2049, GNMA, 2.78% - 5.50%, due 7/20/2033 - 1/20/2065, and U.S. Treasury Securities, 0.00% - 2.75%, due 8/1/2019 - 5/15/2025, with a value of $2,551,960.	2,500,000	2,500,000

Daiwa Capital Markets America. Inc., 2.43%, dated 2/28/2019, due 3/6/2019, repurchase price $1,750,709, collateralized by FHLMC, 2.82% - 4.62%, due 5/1/2019 - 2/1/2049, FNMA, 2.37% - 9.75%, due 7/1/2019 - 3/1/2052, GNMA, 2.82% - 6.00%, due 7/20/2033 - 1/20/2065, and U.S. Treasury Securities, 0.00%, due 3/1/2019 - 8/15/2021, with a value of $1,786,395.	1,750,000	1,750,000

Deutsche Bank Securities, Inc., 2.57%, dated 2/28/2019, due 3/1/2019, repurchase price $700,050, collateralized by U.S. Treasury Securities, 0.13% - 1.25%, due 4/15/2019 - 2/15/2049, with a value of $714,000.	700,000	700,000

Fixed Income Clearing Corp., 2.57%, dated 2/28/2019, due 3/1/2019, repurchase price $5,500,393, collateralized by U.S. Treasury Securities, 0.13% - 3.00%, due 4/15/2019 - 5/15/2028, with a value of $5,610,000.	5,500,000	5,500,000

Fixed Income Clearing Corp., 2.57%, dated 2/28/2019, due 3/1/2019, repurchase price $7,500,535, collateralized by U.S. Treasury Securities, 2.00% - 3.00%, due 12/31/2021 - 11/15/2044, with a value of $7,650,000.	7,500,000	7,500,000

HSBC Securities USA, Inc., 2.57%, dated 2/28/2019, due 3/1/2019, repurchase price $500,036, collateralized by U.S. Treasury Securities, 0.00% - 2.75%, due 11/30/2019 - 5/15/2045, with a value of $510,036.	500,000	500,000

INVESTMENTS (a)	PRINCIPAL AMOUNT ($000)	VALUE ($000)

ING Financial Markets LLC, 2.46%, dated 2/28/2019, due 3/21/2019, repurchase price $500,718, collateralized by FHLMC, 2.25% - 5.50%, due 9/1/2029 - 11/1/2048, FNMA, 2.44% - 6.50%, due 12/1/2022 - 2/1/2049, and U.S. Treasury Securities, 0.00% - 3.13%, due 8/15/2019 - 8/15/2044, with a value of $511,220.	500,000	500,000

Mitsubishi UFJ Trust & Banking Corp., 2.56%, dated 2/28/2019, due 3/1/2019, repurchase price $800,057, collateralized by GNMA, 3.00% - 4.50%, due 8/20/2041 - 1/20/2049, with a value of $816,058.	800,000	800,000

Mitsubishi UFJ Trust & Banking Corp., 2.44%, dated 2/28/2019, due 3/6/2019, repurchase price $1,800,732, collateralized by U.S. Treasury Securities, 1.63% - 2.25%, due 8/31/2022 - 2/15/2027, with a value of $1,836,249.	1,800,000	1,800,000

Natixis SA, 2.56%, dated 2/28/2019, due 3/1/2019, repurchase price $1,000,071, collateralized by U.S. Treasury Securities, 0.00% - 8.75%, due 5/9/2019 - 8/15/2047, with a value of $1,020,073.	1,000,000	1,000,000

Natixis SA, 2.58%, dated 2/28/2019, due 3/1/2019, repurchase price $1,000,072, collateralized by FFCB, 2.48% - 3.99%, due 10/19/2029 - 4/5/2038, FHLB, 3.37% - 4.08%, due 2/12/2030 - 4/30/2038, FHLMC, 0.00% - 6.00%, due 2/15/2024 - 2/1/2049, FNMA, 0.00% - 6.00%, due 9/1/2022 - 2/1/2049, GNMA, 2.40% - 6.84%, due 9/16/2031 - 8/16/2060, and U.S. Treasury Securities, 0.00% - 4.38%, due 5/9/2019 - 2/15/2045, with a value of $1,022,582.	1,000,000	1,000,000

Natwest Markets Securities Inc., 2.57%, dated 2/28/2019, due 3/1/2019, repurchase price $2,500,178, collateralized by U.S. Treasury Securities, 0.00% - 8.75%, due 3/5/2019 - 8/15/2048, with a value of $2,550,182.	2,500,000	2,500,000

Nomura Securities Co. Ltd., 2.59%, dated 2/28/2019, due 3/1/2019, repurchase price $6,200,446, collateralized by FHLMC, 2.00% - 9.00%, due 3/15/2019 - 2/1/2049, FNMA, 1.78% - 8.50%, due 3/25/2019 - 9/1/2057, GNMA, 2.10% - 9.50%, due 6/15/2019 - 12/20/2068, and U.S. Treasury Securities, 0.00% - 8.13%, due 3/5/2019 - 11/15/2046, with a value of $6,324,455.	6,200,000	6,200,000

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2019	J.P. MORGAN MONEY MARKET FUNDS	37

JPMorgan U.S. Government Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2019 (continued)

INVESTMENTS (a)	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Repurchase Agreements — continued

Norinchukin Bank (The), 2.54%, dated 2/28/2019, due 3/4/2019, repurchase price $200,056, collateralized by U.S. Treasury Securities, 2.63%, due 11/15/2020, with a value of $202,463.	200,000	200,000

Norinchukin Bank (The), 2.54%, dated 2/28/2019, due 3/11/2019, repurchase price $450,349, collateralized by U.S. Treasury Securities, 0.13% - 3.63%, due 4/15/2019 - 4/15/2028, with a value of $455,702.	450,000	450,000

Norinchukin Bank (The), 2.55%, dated 2/28/2019, due 3/14/2019, repurchase price $650,645, collateralized by U.S. Treasury Securities, 3.63%, due 4/15/2028, with a value of $655,889.	650,000	650,000

Norinchukin Bank (The), 2.54%, dated 2/28/2019, due 3/19/2019, repurchase price $250,335, collateralized by U.S. Treasury Securities, 2.63%, due 11/15/2020, with a value of $253,076.	250,000	250,000

Norinchukin Bank (The), 2.54%, dated 2/28/2019, due 3/19/2019, repurchase price $300,402, collateralized by U.S. Treasury Securities, 0.13%, due 4/15/2020, with a value of $305,874.	300,000	300,000

Norinchukin Bank (The), 2.52%, dated 2/28/2019, due 4/8/2019, repurchase price $250,683, collateralized by U.S. Treasury Securities, 0.13%, due 4/15/2020, with a value of $254,899.	250,000	250,000

Norinchukin Bank (The), 2.54%, dated 2/28/2019, due 5/10/2019, repurchase price $452,254, collateralized by U.S. Treasury Securities, 1.13%, due 1/15/2021, with a value of $458,383.	450,000	450,000

Norinchukin Bank (The), 2.54%, dated 2/28/2019, due 5/15/2019, repurchase price $251,341, collateralized by U.S. Treasury Securities, 0.13%, due 4/15/2020, with a value of $254,899.	250,000	250,000

Norinchukin Bank (The), 2.54%, dated 2/28/2019, due 5/17/2019, repurchase price $201,101, collateralized by U.S. Treasury Securities, 2.63%, due 11/15/2020, with a value of $202,463.	200,000	200,000

Norinchukin Bank (The), 2.54%, dated 2/28/2019, due 5/22/2019, repurchase price $502,928, collateralized by U.S. Treasury Securities, 3.63%, due 4/15/2028, with a value of $504,531.	500,000	500,000

INVESTMENTS (a)	PRINCIPAL AMOUNT ($000)	VALUE ($000)

RBC Capital Markets LLC, 2.57%, dated 2/28/2019, due 3/1/2019, repurchase price $1,500,107, collateralized by FHLMC, 0.00% - 4.25%, due 8/25/2025 - 2/1/2049, FNMA, 2.50% - 4.50%, due 8/1/2021 - 3/25/2058, GNMA, 2.50% - 6.00%, due 12/20/2037 - 2/20/2049, and U.S. Treasury Securities, 0.13% - 4.38%, due 11/15/2019 - 2/15/2038, with a value of $1,531,047.	1,500,000	1,500,000

RBC Capital Markets LLC, 2.50%, dated 2/28/2019, due 3/6/2019, repurchase price $1,000,417, collateralized by FHLMC, 2.71% - 3.53%, due 12/25/2020 - 5/25/2038, FNMA, 7.50%, due 2/25/2042, and U.S. Treasury Securities, 1.38% - 2.88%, due 3/31/2020 - 11/15/2027, with a value of $1,023,558.	1,000,000	1,000,000

RBC Capital Markets LLC, 2.47%, dated 2/28/2019, due 3/7/2019, repurchase price $1,000,480, collateralized by FHLB, 4.00%, due 12/24/2030, FHLMC, 2.34% - 3.09%, due 2/25/2023 - 6/25/2038, and U.S. Treasury Securities, 0.50% - 2.63%, due 7/31/2020 - 1/15/2028, with a value of $1,025,130.	1,000,000	1,000,000

RBC Capital Markets LLC, 2.50%, dated 2/28/2019, due 3/7/2019, repurchase price $1,000,486, collateralized by FFCB, 2.35%, due 2/12/2021, FHLB, 4.00%, due 12/24/2030, FHLMC, 2.86% - 7.00%, due 1/25/2028 - 10/15/2058, FNMA, 2.81% - 5.50%, due 6/25/2033 - 10/25/2058, GNMA, 2.00% - 3.00%, due 6/20/2042 - 1/20/2049, Tennessee Valley Authority, 6.75%, due 11/1/2025, and U.S. Treasury Securities, 0.13% - 2.88%, due 8/31/2019 - 2/15/2028, with a value of $1,020,709.	1,000,000	1,000,000

Societe Generale SA, 2.46%, dated 2/28/2019, due 3/11/2019, repurchase price $500,376, collateralized by U.S. Treasury Securities, 0.00% - 8.13%, due 3/14/2019 - 2/15/2048, with a value of $510,000.	500,000	500,000

Sumitomo Mitsui Banking Corp., 2.60%, dated 2/28/2019, due 3/1/2019, repurchase price $3,000,217, collateralized by GNMA, 3.00% - 4.00%, due 10/20/2042 - 5/20/2048, with a value of $3,070,548.	3,000,000	3,000,000

SEE NOTES TO FINANCIAL STATEMENTS.

38	J.P. MORGAN MONEY MARKET FUNDS	FEBRUARY 28, 2019

INVESTMENTS (a)	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Repurchase Agreements — continued

Treasury Joint Trading Account I, J.P. Morgan Investment Management Inc., as agent, 2.57% - 2.60%, dated 2/28/2019, due 3/1/2019, repurchase price $250,018.[3]	250,000	250,000

Wells Fargo Securities LLC, 2.57%, dated 2/28/2019, due 3/1/2019, repurchase price $600,043, collateralized by U.S. Treasury Securities, 0.13% - 8.75%, due 4/15/2019 - 11/15/2048, with a value of $612,044.	600,000	600,000

Total Repurchase Agreements (Cost $69,414,515)		69,414,515

U.S. Government Agency Securities — 37.3%

FFCB

(US Treasury 3 Month Bill Money Market Yield + 0.06%), 2.48%, 3/1/2019 (b)	275,000	275,000

(Federal Reserve Bank Prime Loan Rate US - 2.93%), 2.58%, 3/1/2019 (b)	325,000	325,000

(ICE LIBOR USD 3 Month - 0.11%), 2.66%, 3/11/2019 (b)	400,000	400,000

(Federal Reserve Bank Prime Loan Rate US - 2.98%), 2.52%, 3/13/2019 (b)	225,000	225,000

(ICE LIBOR USD 1 Month - 0.07%), 2.42%, 3/17/2019 (b)	275,000	275,000

(ICE LIBOR USD 1 Month - 0.11%), 2.38%, 3/23/2019 (b)	300,000	300,000

(ICE LIBOR USD 1 Month - 0.06%), 2.43%, 3/23/2019 (b)	300,000	299,996

DN, 2.52%, 5/28/2019 (c)	20,000	19,878

DN, 2.54%, 6/10/2019 (c)	72,000	71,491

FHLB

(ICE LIBOR USD 1 Month - 0.09%), 2.42%, 3/1/2019 (b)	350,000	350,000

(ICE LIBOR USD 3 Month - 0.30%), 2.44%, 3/1/2019 (b)	500,000	500,000

(ICE LIBOR USD 1 Month - 0.10%), 2.41%, 3/2/2019 (b)	500,000	500,000

(ICE LIBOR USD 3 Month - 0.23%), 2.51%, 3/3/2019 (b)	300,000	300,000

(ICE LIBOR USD 3 Month - 0.23%), 2.51%, 3/3/2019 (b)	500,000	500,000

(ICE LIBOR USD 3 Month - 0.23%), 2.51%, 3/3/2019 (b)	250,000	250,000

(ICE LIBOR USD 3 Month - 0.30%), 2.46%, 3/5/2019 (b)	1,000,000	1,000,000

(ICE LIBOR USD 3 Month - 0.23%), 2.52%, 3/5/2019 (b)	250,000	250,000

(ICE LIBOR USD 1 Month - 0.09%), 2.42%, 3/6/2019 (b)	835,000	835,000

INVESTMENTS (a)	PRINCIPAL AMOUNT ($000)	VALUE ($000)

(ICE LIBOR USD 3 Month - 0.16%), 2.61%, 3/7/2019 (b)	250,000	250,027

(ICE LIBOR USD 1 Month - 0.06%), 2.45%, 3/8/2019 (b)	500,000	500,000

(ICE LIBOR USD 3 Month - 0.20%), 2.57%, 3/11/2019 (b)	250,000	250,000

(ICE LIBOR USD 3 Month - 0.19%), 2.58%, 3/11/2019 (b)	300,000	300,000

(ICE LIBOR USD 1 Month - 0.09%), 2.41%, 3/12/2019 (b)	380,000	380,000

(ICE LIBOR USD 3 Month - 0.23%), 2.55%, 3/12/2019 (b)	1,000,000	1,000,000

(ICE LIBOR USD 3 Month - 0.23%), 2.55%, 3/13/2019 (b)	500,000	500,000

(ICE LIBOR USD 1 Month - 0.12%), 2.37%, 3/14/2019 (b)	2,400,000	2,400,000

(ICE LIBOR USD 1 Month - 0.07%), 2.41%, 3/17/2019 (b)	1,000,000	1,000,000

(ICE LIBOR USD 1 Month - 0.07%), 2.41%, 3/17/2019 (b)	1,000,000	1,000,000

(ICE LIBOR USD 1 Month - 0.06%), 2.43%, 3/17/2019 (b)	3,250,000	3,250,000

(ICE LIBOR USD 3 Month - 0.30%), 2.51%, 3/19/2019 (b)	750,000	750,000

(ICE LIBOR USD 3 Month - 0.20%), 2.59%, 3/20/2019 (b)	700,000	700,000

(ICE LIBOR USD 1 Month - 0.04%), 2.46%, 3/21/2019 (b)	1,000,000	1,000,000

(ICE LIBOR USD 1 Month - 0.07%), 2.43%, 3/24/2019 (b)	1,500,000	1,500,000

(ICE LIBOR USD 1 Month - 0.12%), 2.37%, 3/25/2019 (b)	1,000,000	1,000,000

(ICE LIBOR USD 1 Month - 0.09%), 2.40%, 3/25/2019 (b)	250,000	250,000

(ICE LIBOR USD 1 Month - 0.11%), 2.38%, 3/26/2019 (b)	480,000	480,000

(ICE LIBOR USD 1 Month - 0.09%), 2.39%, 3/26/2019 (b)	975,000	975,000

(ICE LIBOR USD 1 Month - 0.06%), 2.42%, 3/26/2019 (b)	1,000,000	1,000,000

(ICE LIBOR USD 1 Month - 0.04%), 2.46%, 3/28/2019 (b)	250,000	250,000

(ICE LIBOR USD 3 Month - 0.32%), 2.49%, 3/28/2019 (b)	500,000	500,000

(ICE LIBOR USD 3 Month - 0.15%), 2.66%, 4/3/2019 (b)	200,000	199,972

(ICE LIBOR USD 3 Month - 0.32%), 2.48%, 4/5/2019 (b)	2,000,000	2,000,000

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2019	J.P. MORGAN MONEY MARKET FUNDS	39

JPMorgan U.S. Government Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2019 (continued)

INVESTMENTS (a)	PRINCIPAL AMOUNT ($000)	VALUE ($000)
U.S. Government Agency Securities — continued

(ICE LIBOR USD 3 Month - 0.32%), 2.46%, 4/10/2019 (b)	1,000,000	1,000,000

(ICE LIBOR USD 3 Month - 0.34%), 2.44%, 4/16/2019 (b)	100,000	100,000

2.49%, 5/6/2019	1,000,000	999,975

(ICE LIBOR USD 3 Month - 0.21%), 2.53%, 5/7/2019 (b)	500,000	500,000

(ICE LIBOR USD 3 Month - 0.21%), 2.53%, 5/7/2019 (b)	500,000	500,000

(ICE LIBOR USD 3 Month - 0.23%), 2.51%, 5/8/2019 (b)	500,000	500,000

(ICE LIBOR USD 3 Month - 0.23%), 2.51%, 5/8/2019 (b)	500,000	500,000

(ICE LIBOR USD 3 Month - 0.32%), 2.38%, 5/9/2019 (b)	2,000,000	2,000,000

DN, 2.49%, 5/10/2019 (c)	500,000	497,589

2.50%, 5/10/2019	500,000	499,991

(ICE LIBOR USD 3 Month - 0.26%), 2.44%, 5/12/2019 (b)	1,600,000	1,600,000

2.50%, 5/14/2019	425,000	424,980

(ICE LIBOR USD 3 Month - 0.23%), 2.51%, 5/15/2019 (b)	500,000	500,000

(ICE LIBOR USD 3 Month - 0.26%), 2.44%, 5/16/2019 (b)	500,000	500,000

(ICE LIBOR USD 3 Month - 0.26%), 2.44%, 5/16/2019 (b)	500,000	500,000

(ICE LIBOR USD 3 Month - 0.25%), 2.45%, 5/16/2019 (b)	300,000	300,000

(ICE LIBOR USD 3 Month - 0.25%), 2.45%, 5/16/2019 (b)	750,000	750,000

(ICE LIBOR USD 3 Month - 0.25%), 2.45%, 5/16/2019 (b)	500,000	500,000

(ICE LIBOR USD 3 Month - 0.26%), 2.43%, 5/20/2019 (b)	250,000	250,000

(ICE LIBOR USD 3 Month - 0.25%), 2.44%, 5/20/2019 (b)	570,000	570,000

2.50%, 5/23/2019	400,000	399,956

(ICE LIBOR USD 3 Month - 0.26%), 2.40%, 5/24/2019 (b)	2,000,000	2,000,000

(SOFR + 0.02%), 2.39%, 5/27/2019 (b)	2,000,000	2,000,000

(ICE LIBOR USD 3 Month - 0.19%), 2.44%, 5/28/2019 (b)	300,000	300,000

DN, 2.52%, 5/29/2019 (c)	500,000	496,910

DN, 2.53%, 6/4/2019 (c)	450,000	447,019

DN, 2.53%, 6/5/2019 (c)	450,000	446,988

DN, 2.52%, 6/6/2019 (c)	335,000	332,743

DN, 2.52%, 6/7/2019 (c)	350,000	347,618

DN, 2.46%, 6/28/2019 (c)	500,000	495,967

0.88%, 8/5/2019	124,400	123,457

DN, 2.49%, 8/30/2019 (c)	345,000	340,718

INVESTMENTS (a)	PRINCIPAL AMOUNT ($000)	VALUE ($000)

FHLMC

(ICE LIBOR USD 3 Month - 0.22%), 2.55%, 3/7/2019 (b)	1,500,000	1,500,000

(ICE LIBOR USD 3 Month - 0.22%), 2.55%, 3/10/2019 (b)	1,000,000	1,000,000

DN, 2.52%, 6/19/2019 (c)	1,800,000	1,786,250

FNMA

(SOFR + 0.04%), 2.41%, 3/1/2019 (b)	475,000	475,000

(SOFR + 0.07%), 2.44%, 3/1/2019 (b)	400,000	400,000

(SOFR + 0.10%), 2.47%, 3/1/2019 (b)	300,000	300,000

Total U.S. Government Agency Securities (Cost $54,296,525)		54,296,525

U.S. Treasury Obligations — 9.2%

U.S. Treasury Floating Rate Notes

(US Treasury 3 Month Bill Money Market Yield + 0.03%), 2.45%, 3/1/2019 (b)	125,000	124,968

(US Treasury 3 Month Bill Money Market Yield + 0.04%), 2.46%, 3/1/2019 (b)	3,629,000	3,629,787

(US Treasury 3 Month Bill Money Market Yield + 0.05%), 2.46%, 3/1/2019 (b)	4,839,000	4,838,269

(US Treasury 3 Month Bill Money Market Yield + 0.05%), 2.47%, 3/1/2019 (b)	125,000	125,027

(US Treasury 3 Month Bill Money Market Yield + 0.12%), 2.53%, 4/30/2019 (b)	3,450,000	3,449,153

U.S. Treasury Notes

1.25%, 8/31/2019	200,000	198,728

1.63%, 8/31/2019	1,000,000	995,431

Total U.S. Treasury Obligations (Cost $13,361,363)		13,361,363

Short-Term Investments — 1.9%

U.S. Treasury Obligations — 1.9%

U.S. Cash Management Bills 2.38%, 3/1/2019 (c)	700,000	700,000

U.S. Treasury Bills 2.27%, 3/7/2019 (c)	2,000,000	1,999,253

Total U.S. Treasury Obligations (Cost $2,699,253)		2,699,253

Total Short-term Investments (Cost $2,699,253)		2,699,253

Total Investments — 96.2% (Cost $139,771,656)*		139,771,656
Other Assets Less Liabilities — 3.8%		5,588,200

Net Assets — 100.0%		145,359,856

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

40	J.P. MORGAN MONEY MARKET FUNDS	FEBRUARY 28, 2019

Abbreviations

DN	Discount Notes
FFCB	Federal Farm Credit Bank
FHLB	Federal Home Loan Bank
FHLMC	Federal Home Loan Mortgage Corp.
FNMA	Federal National Mortgage Association
GNMA	Government National Mortgage Association
ICE	Intercontinental Exchange
LIBOR	London Interbank Offered Rate
SOFR	Secured Overnight Financing Rate
USD	United States Dollar

(a)	The date shown represents the earliest of the next put date, next demand date or final maturity date.
(b)	Variable or floating rate security, linked to the referenced benchmark. The interest rate shown is the current rate as of February 28, 2019.
(c)	The rate shown is the effective yield as of February 28, 2019.
*	The cost of securities is substantially the same for federal income tax purposes.

Additional Investment Information:

[1] Agency Joint Trading Account I — At February 28, 2019, certain Funds had undivided interests in the Agency Joint Trading Account I with a maturity date of March 01, 2019, as follows (amounts in thousands):

Fund	Principal Amount	Repurchase Price	Collateral Value Allocation
JPMorgan U.S. Government Money Market Fund	$11,000,000	$11,000,792	$11,226,345

Repurchase Agreements — February 28, 2019, the Principal Amounts of certain Funds’ interests in the Agency Joint Trading Account I were as follows (amounts in thousands):

Counterparty	Interest Rate	JPMorgan U.S. Government Money Market Fund
BNP Paribas SA	2.61%	$3,000,000
MUFG Securities Americas, Inc.	2.57%	1,200,000
TD Securities (USA) LLC	2.57%	800,000
Wells Fargo Securities LLC	2.59%	6,000,000

Total		$11,000,000

February 28, 2019, the Agency Joint Trading Account I was fully collateralized by:

Issuer	Interest Rates	Maturity Dates
FHLMC	2.00% - 8.00%	7/1/2019 - 2/1/2049
FNMA	2.00% -7.00%	4/1/2019 - 6/25/2057
GNMA	2.50% -6.00%	8/15/2020 - 3/20/2066
U.S. Treasury Securities	0.00% - 8.13%	3/31/2019 - 2/15/2048

[2] Agency Joint Trading Account II — At February 28, 2019, certain Funds had undivided interests in the Agency Joint Trading Account II with a maturity date of March 01, 2019, as follows (amounts in thousands):

Fund	Principal Amount	Repurchase Price	Collateral Value Allocation
JPMorgan U.S. Government Money Market Fund	$1,814,515	$1,814,646	$1,850,917

Repurchase Agreements — At February 28, 2019, the Principal Amounts of certain Funds’ interests in the Agency Joint Trading Account II were as follows (amounts in thousands):

Counterparty	Interest Rate	JPMorgan U.S. Government Money Market Fund
Citibank NA	2.62%	$226,814
Citigroup Global Markets Holdings, Inc.	2.62%	252,016
Merrill Lynch PFS, Inc.	2.58%	1,335,685

Total		$1,814,515

At February 28, 2019, the Agency Joint Trading Account II was fully collateralized by:

Issuer	Interest Rates	Maturity Dates
FHLMC	2.50% - 7.50%	11/1/2022 - 2/1/2049
FNMA	2.23% - 5.50%	11/1/2021 - 6/1/2051
GNMA	3.33% - 4.97%	4/15/2053 - 2/20/2069
U.S. Treasury Securities	0.88% - 3.13%	1/31/2022 - 2/15/2047

[3] Treasury Joint Trading Account I — At February 28, 2019, certain Funds had undivided interests in the Treasury Joint Trading Account I with a maturity date of March 01, 2019, as follows (amounts in thousands):

Fund	Principal Amount	Repurchase Price	Collateral Value Allocation
JPMorgan U.S. Government Money Market Fund	$250,000	$250,018	$255,017

Repurchase Agreements — February 28, 2019, the Principal Amounts of certain Funds’ interests in the Treasury Joint Trading Account I were as follows (amounts in thousands):

Counterparty	Interest Rate	JPMorgan U.S. Government Money Market Fund
BNP Paribas SA	2.59%	$86,956
Citibank NA	2.60%	10,870
Wells Fargo Securities LLC	2.57%	152,174

Total		$250,000

February 28, 2019, the Treasury Joint Trading Account I was fully collateralized by:

Issuer	Interest Rates	Maturity Dates
U.S. Treasury Securities	0.00% - 8.75%	3/7/2019 - 2/15/2049

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2019	J.P. MORGAN MONEY MARKET FUNDS	41

JPMorgan U.S. Treasury Plus Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2019

INVESTMENTS (a)	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Repurchase Agreements — 65.8%

Barclays Capital, Inc., 2.44%, dated 2/28/2019, due 3/21/2019, repurchase price $250,356, collateralized by U.S. Treasury Securities, 2.50%, due 12/31/2020, with a value of $255,000.	250,000	250,000

BNP Paribas SA, 2.45%, dated 2/28/2019, due 3/7/2019, repurchase price $1,500,715, collateralized by U.S. Treasury Securities, 0.00% - 8.13%, due 3/28/2019 - 8/15/2048, with a value of $1,533,124.	1,500,000	1,500,000

BNP Paribas SA, 2.48%, dated 2/28/2019, due 3/7/2019, repurchase price $1,000,482, collateralized by U.S. Treasury Securities, 0.00% - 8.75%, due 3/31/2019 - 2/15/2047, with a value of $1,026,324.	1,000,000	1,000,000

Citigroup Global Markets Holdings, Inc., 2.60%, dated 2/28/2019, due 3/1/2019, repurchase price $100,007, collateralized by U.S. Treasury Securities, 1.50% - 3.00%, due 5/31/2020 - 5/15/2045, with a value of $102,000.	100,000	100,000

Citigroup Global Markets Holdings, Inc., 2.40%, dated 2/28/2019, due 3/6/2019, repurchase price $950,380, collateralized by U.S. Treasury Securities, 0.25% - 3.00%, due 11/30/2019 - 2/15/2045, with a value of $969,000.	950,000	950,000

Deutsche Bank Securities, Inc., 2.57%, dated 2/28/2019, due 3/1/2019, repurchase price $298,249, collateralized by U.S. Treasury Securities, 0.00%, due 11/15/2034 - 2/15/2038, with a value of $304,193.	298,228	298,228

Fixed Income Clearing Corp., 2.57%, dated 2/28/2019, due 3/1/2019, repurchase price $700,050, collateralized by U.S. Treasury Securities, 0.00% - 2.88%, due 2/27/2020 - 4/30/2025, with a value of $714,000.	700,000	700,000

Fixed Income Clearing Corp., 2.57%, dated 2/28/2019, due 3/1/2019, repurchase price $2,000,143, collateralized by U.S. Treasury Securities, 1.13% - 2.75%, due 11/30/2020 - 2/15/2028, with a value of $2,040,000.	2,000,000	2,000,000

Goldman Sachs & Co. LLC, 2.40%, dated 2/28/2019, due 3/1/2019, repurchase price $1,000,067, collateralized by U.S. Treasury Securities, 0.00% - 2.88%, due 2/28/2023 - 2/15/2048, with a value of $1,020,000.	1,000,000	1,000,000

INVESTMENTS (a)	PRINCIPAL AMOUNT ($000)	VALUE ($000)

J.P. Morgan Securities LLC, 2.60%, dated 2/28/2019, due 3/1/2019, repurchase price $250,018, collateralized by U.S. Treasury Securities, 0.00% - 2.75%, due 4/30/2019 - 2/15/2026, with a value of $255,018.	250,000	250,000

Merrill Lynch PFS, Inc., 2.57%, dated 2/28/2019, due 3/1/2019, repurchase price $265,939, collateralized by U.S. Treasury Securities, 1.13% - 2.50%, due 2/29/2020 - 2/15/2046, with a value of $271,238.	265,920	265,920

Mizuho Securities USA LLC, 2.57%, dated 2/28/2019, due 3/1/2019, repurchase price $500,036, collateralized by U.S. Treasury Securities, 2.50%, due 8/15/2023, with a value of $510,000.	500,000	500,000

Natixis SA, 2.56%, dated 2/28/2019, due 3/1/2019, repurchase price $4,000,284, collateralized by U.S. Treasury Securities, 0.00% - 8.75%, due 3/15/2019 - 8/15/2047, with a value of $4,080,290.	4,000,000	4,000,000

Norinchukin Bank (The), 2.54%, dated 2/28/2019, due 3/11/2019, repurchase price $150,116, collateralized by U.S. Treasury Securities, 2.63%, due 11/15/2020, with a value of $151,850.	150,000	150,000

Norinchukin Bank (The), 2.55%, dated 2/28/2019, due 3/14/2019, repurchase price $200,198, collateralized by U.S. Treasury Securities, 2.63%, due 11/15/2020, with a value of $202,463.	200,000	200,000

Norinchukin Bank (The), 2.52%, dated 2/28/2019, due 4/8/2019, repurchase price $250,683, collateralized by U.S. Treasury Securities, 0.13% - 2.63%, due 4/15/2020 - 11/15/2020, with a value of $254,274.	250,000	250,000

Societe Generale SA, 2.46%, dated 2/28/2019, due 3/11/2019, repurchase price $500,376, collateralized by U.S. Treasury Securities, 0.00% - 6.88%, due 3/28/2019 - 2/15/2046, with a value of $510,000.	500,000	500,000

Sumitomo Mitsui Banking Corp., 2.58%, dated 2/28/2019, due 3/1/2019, repurchase price $2,150,154, collateralized by U.S. Treasury Securities, 2.25% - 2.63%, due 2/28/2023 - 11/15/2024, with a value of $2,193,157.	2,150,000	2,150,000

Treasury Joint Trading Account I, J.P. Morgan Investment Management Inc., as agent, 2.57% - 2.60%, dated 2/28/2019, due 3/1/2019, repurchase price $2,000,143.[1]	2,000,000	2,000,000

SEE NOTES TO FINANCIAL STATEMENTS.

42	J.P. MORGAN MONEY MARKET FUNDS	FEBRUARY 28, 2019

INVESTMENTS (a)	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Repurchase Agreements — continued

Treasury Joint Trading Account III, J.P. Morgan Investment Management Inc., as agent, 2.57%, dated 2/28/2019, due 3/1/2019, repurchase price $985,784.[3]	985,714	985,714

UBS Securities LLC, 2.60%, dated 2/28/2019, due 3/1/2019, repurchase price $500,036, collateralized by U.S. Treasury Securities, 0.00% - 7.50%, due 4/15/2019 - 2/15/2049, with a value of $510,000.	500,000	500,000

Total Repurchase Agreements (Cost $19,549,862)		19,549,862

U.S. Treasury Obligations — 30.3%

U.S. Treasury Floating Rate Notes

(US Treasury 3 Month Bill Money Market Yield + 0.00%), 2.42%, 3/1/2019 (b)	990,000	989,924

(US Treasury 3 Month Bill Money Market Yield + 0.03%), 2.45%, 3/1/2019 (b)	1,023,000	1,023,119

(US Treasury 3 Month Bill Money Market Yield + 0.04%), 2.46%, 3/1/2019 (b)	770,000	769,990

(US Treasury 3 Month Bill Money Market Yield + 0.05%), 2.46%, 3/1/2019 (b)	1,800,000	1,799,331

(US Treasury 3 Month Bill Money Market Yield + 0.05%), 2.47%, 3/1/2019 (b)	52,000	52,000

(US Treasury 3 Month Bill Money Market Yield + 0.06%), 2.48%, 3/1/2019 (b)	300,000	300,000

(US Treasury 3 Month Bill Money Market Yield + 0.07%), 2.49%, 3/1/2019 (b)	828,000	828,040

(US Treasury 3 Month Bill Money Market Yield + 0.12%), 2.53%, 4/30/2019 (b)	800,000	799,870

U.S. Treasury Notes

1.50%, 3/31/2019	100,000	99,922

1.63%, 3/31/2019	200,000	199,858

0.88%, 4/15/2019	233,000	232,549

1.13%, 5/31/2019	141,000	140,532

0.88%, 7/31/2019	100,000	99,276

1.38%, 7/31/2019	100,000	99,529

1.63%, 7/31/2019	500,000	497,943

0.75%, 8/15/2019	514,000	509,611

3.63%, 8/15/2019	250,000	251,195

1.25%, 8/31/2019	300,000	298,091

Total U.S. Treasury Obligations (Cost $8,990,780)		8,990,780

INVESTMENTS (a)	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Short-Term Investments — 1.7%

U.S. Treasury Obligations — 1.7%

U.S. Treasury Bills

2.38%, 4/4/2019 (c)	400,000	399,112

2.48%, 8/15/2019 (c)	100,000	98,866

Total U.S. Treasury Obligations (Cost $497,978)		497,978

Total Short-term Investments (Cost $497,978)		497,978

Total Investments — 97.8% (Cost $29,038,620)*		29,038,620
Other Assets Less Liabilities — 2.2%		644,967

NET ASSETS — 100.0%		29,683,587

Percentages indicated are based on net assets.

(a)	The date shown represents the earliest of the next put date, next demand date or final maturity date.
(b)	Variable or floating rate security, linked to the referenced benchmark. The interest rate shown is the current rate as of February 28, 2019.
(c)	The rate shown is the effective yield as of February 28, 2019.
*	The cost of securities is substantially the same for federal income tax purposes.

Additional Investment Information:

[1] Treasury Joint Trading Account I — At February 28, 2019, certain Funds had undivided interests in the Treasury Joint Trading Account I with a maturity date of March 01, 2019, as follows (amounts in thousands):

Fund	Principal Amount	Repurchase Price	Collateral Value Allocation
JPMorgan U.S. Treasury Plus Money Market Fund	$2,000,000	$2,000,143	$2,040,140

Repurchase Agreements — At February 28, 2019, the Principal Amounts of certain Funds’ interests in the Treasury Joint Account I were as follows (amounts in thousands):

Counterparty	Interest Rate	JPMorgan U.S. Treasury Plus Money Market Fund
BNP Paribas SA	2.59%	$695,652
Citibank NA	2.60%	86,957
Wells Fargo Securities LLC	2.57%	1,217,391

Total		$2,000,000

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2019	J.P. MORGAN MONEY MARKET FUNDS	43

JPMorgan U.S. Treasury Plus Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2019 (continued)

At February 28, 2019, the Treasury Joint Account I was fully collateralized by:

Issuer	Interest Rates	Maturity Dates
U.S. Treasury Securities	0.00% - 8.75%	3/7/2019 - 2/15/2049

[3] Treasury Joint Trading Account III — At February 28, 2019, certain Funds had undivided interests in the Treasury Joint Trading Account III with a maturity date of March 01, 2019, as follows (amounts in thousands):

Fund	Principal Amount	Repurchase Price	Collateral Value Allocation
JPMorgan U.S. Treasury Plus Money Market Fund	$985,714	$985,784	$1,005,428

Repurchase Agreements — At February 28, 2019, the Principal Amounts of certain Funds’ interests in the Treasury Joint Account III were as follows (amounts in thousands):

Counterparty	Interest Rate	JPMorgan U.S. Treasury Plus Money Market Fund
Credit Agricole Corporate and Investment Bank	2.57%	$591,428
Merrill Lynch PFS, Inc.	2.57%	394,286

Total		$985,714

At February 28, 2019, the Treasury Joint Account III was fully collateralized by:

Issuer	Interest Rates	Maturity Dates
U.S. Treasury Securities	0.13% - 3.38%	4/15/2020 - 5/15/2044

SEE NOTES TO FINANCIAL STATEMENTS.

44	J.P. MORGAN MONEY MARKET FUNDS	FEBRUARY 28, 2019

JPMorgan Federal Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2019

Investments (a)	PRINCIPAL AMOUNT ($000)	VALUE ($000)
U.S. Government Agency Securities — 77.0%

FFCB

(US Federal Funds Effective Rate (continuous series) + 0.10%), 2.50%, 3/1/2019 (b)	75,000	75,000

(US Federal Funds Effective Rate (continuous series) + 0.11%), 2.51%, 3/1/2019 (b)	42,000	41,993

(US Treasury 3 Month Bill Money Market Yield + 0.10%), 2.51%, 3/1/2019 (b)	25,000	24,999

(Federal Reserve Bank Prime Loan Rate US - 2.96%), 2.54%, 3/1/2019 (b)	50,000	50,000

(Federal Reserve Bank Prime Loan Rate US - 2.93%), 2.58%, 3/1/2019 (b)	25,000	25,000

(Federal Reserve Bank Prime Loan Rate US - 2.91%), 2.59%, 3/1/2019 (b)	25,000	24,998

DN, 2.42%, 4/8/2019 (c)	25,000	24,936

DN, 2.42%, 4/10/2019 (c)	50,000	49,866

(US Federal Funds Effective Rate (continuous series) + 0.13%), 2.53%, 5/1/2019 (b)	25,000	25,000

(ICE LIBOR USD 3 Month - 0.21%), 2.49%, 5/10/2019 (b)	33,000	33,000

FHLB

DN, 2.23%, 3/1/2019 (c)	100,000	100,000

(ICE LIBOR USD 1 Month - 0.12%), 2.39%, 3/1/2019 (b)	25,000	25,000

(3 Month Treasury Bill Rate + 0.07%), 2.53%, 3/4/2019 (b)	25,000	25,000

DN, 2.39%, 3/7/2019 (c)	100,000	99,960

DN, 2.41%, 3/8/2019 (c)	100,000	99,953

(ICE LIBOR USD 1 Month - 0.07%), 2.45%, 3/9/2019 (b)	25,000	25,000

(ICE LIBOR USD 1 Month - 0.09%), 2.41%, 3/12/2019 (b)	28,000	28,000

DN, 2.40%, 3/13/2019 (c)	100,000	99,920

(ICE LIBOR USD 1 Month - 0.09%), 2.39%, 3/16/2019 (b)	40,000	40,000

DN, 2.37%, 3/20/2019 (c)	100,000	99,875

DN, 2.40%, 3/21/2019 (c)	85,430	85,316

DN, 2.41%, 3/22/2019 (c)	100,000	99,860

(ICE LIBOR USD 1 Month - 0.07%), 2.42%, 3/22/2019 (b)	25,000	25,000

(ICE LIBOR USD 1 Month - 0.09%), 2.40%, 3/25/2019 (b)	25,000	25,000

(ICE LIBOR USD 1 Month - 0.10%), 2.38%, 3/27/2019 (b)	30,000	30,000

DN, 2.41%, 4/3/2019 (c)	100,000	99,780

DN, 2.40%, 4/11/2019 (c)	100,000	99,728

DN, 2.41%, 4/12/2019 (c)	71,000	70,801

DN, 2.41%, 4/15/2019 (c)	100,000	99,700

DN, 2.41%, 4/16/2019 (c)	100,000	99,693

Investments (a)	PRINCIPAL AMOUNT ($000)	VALUE ($000)

DN, 2.40%, 4/17/2019 (c)	100,000	99,687

DN, 2.41%, 4/22/2019 (c)	132,350	131,892

DN, 2.42%, 4/24/2019 (c)	138,225	137,726

DN, 2.42%, 4/26/2019 (c)	156,000	155,416

DN, 2.41%, 5/1/2019 (c)	100,000	99,593

DN, 2.41%, 5/3/2019 (c)	100,000	99,580

DN, 2.49%, 5/10/2019 (c)	100,000	99,531

DN, 2.42%, 5/15/2019 (c)	50,000	49,749

(ICE LIBOR USD 3 Month - 0.25%), 2.44%, 5/20/2019 (b)	49,000	49,000

(SOFR + 0.02%), 2.39%, 5/27/2019 (b)	112,500	112,500

DN, 2.53%, 6/4/2019 (c)	50,000	49,669

DN, 2.53%, 6/5/2019 (c)	50,000	49,665

Total U.S. Government Agency Securities (Cost $2,886,386)		2,886,386

U.S. Treasury Obligations — 9.3%

U.S. Treasury Floating Rate Notes

(US Treasury 3 Month Bill Money Market Yield + 0.05%), 2.46%, 3/1/2019 (b)	25,000	24,999

(US Treasury 3 Month Bill Money Market Yield + 0.12%), 2.53%, 4/30/2019 (b)	75,000	74,984

U.S. Treasury Notes

1.25%, 3/31/2019	100,000	99,900

1.25%, 4/30/2019	50,000	49,902

3.13%, 5/15/2019	50,000	50,061

1.13%, 5/31/2019	31,000	30,898

1.25%, 5/31/2019	19,000	18,943

Total U.S. Treasury Obligations (Cost $349,687)		349,687

Short-Term Investments — 13.3%

U.S. Treasury Obligations — 13.3%

U.S. Treasury Bills

2.38%, 3/5/2019 (c)	100,000	99,973

2.40%, 3/12/2019 (c)	100,000	99,927

2.40%, 4/9/2019 (c)	100,000	99,741

2.40%, 4/16/2019 (c)	100,000	99,694

2.41%, 4/23/2019 (c)	100,000	99,647

Total U.S. Treasury Obligations (Cost $498,982)		498,982

Total Short-Term Investments (Cost $498,982)		498,982

Total Investments — 99.6% (Cost $3,735,055)*		3,735,055
Other Assets Less Liabilities — 0.4%		14,775

NET ASSETS — 100.0%		3,749,830

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2019	J.P. MORGAN MONEY MARKET FUNDS	45

JPMorgan Federal Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2019 (continued)

Abbreviations

DN	Discount Notes
FFCB	Federal Farm Credit Bank
FHLB	Federal Home Loan Bank
ICE	Intercontinental Exchange
LIBOR	London Interbank Offered Rate
SOFR	Secured Overnight Financing Rate
USD	United States Dollar

(a)	The date shown represents the earliest of the next put date, next demand date or final maturity date.
(b)	Variable or floating rate security, linked to the referenced benchmark. The interest rate shown is the current rate as of February 28, 2019.
(c)	The rate shown is the effective yield as of February 28, 2019.
*	The cost of securities is substantially the same for federal income tax purposes.

SEE NOTES TO FINANCIAL STATEMENTS.

46	J.P. MORGAN MONEY MARKET FUNDS	FEBRUARY 28, 2019

JPMorgan 100% U.S. Treasury Securities Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2019

INVESTMENTS (a)	PRINCIPAL AMOUNT ($000)	VALUE ($000)
U.S. Treasury Obligations — 25.9%

U.S. Treasury Floating Rate Notes

(US Treasury 3 Month Bill Money Market Yield + 0.00%), 2.42%, 3/1/2019 (b)	599,000	598,879

(US Treasury 3 Month Bill Money Market Yield + 0.03%), 2.45%, 3/1/2019 (b)	1,108,400	1,108,355

(US Treasury 3 Month Bill Money Market Yield + 0.04%), 2.46%, 3/1/2019 (b)	1,195,775	1,195,738

(US Treasury 3 Month Bill Money Market Yield + 0.06%), 2.48%, 3/1/2019 (b)	875,002	875,002

(US Treasury 3 Month Bill Money Market Yield + 0.07%), 2.49%, 3/1/2019 (b)	450,000	449,992

U.S. Treasury Notes

(US Treasury 3 Month Bill Money Market Yield + 0.05%), 2.46%, 3/1/2019 (b)	2,000,000	1,999,878

1.25%, 3/31/2019	400,000	399,588

1.25%, 4/30/2019	1,152,000	1,149,709

1.63%, 4/30/2019	438,000	437,400

(US Treasury 3 Month Bill Money Market Yield + 0.12%), 2.53%, 4/30/2019 (b)	1,700,000	1,699,826

0.88%, 5/15/2019	259,000	258,141

0.88%, 7/31/2019	300,000	297,825

1.63%, 7/31/2019	1,450,000	1,443,960

0.75%, 8/15/2019	401,000	397,552

3.63%, 8/15/2019	506,885	509,168

Total U.S. Treasury Obligations (Cost $12,821,013)		12,821,013

Short-Term Investments — 78.6%

U.S. Treasury Obligations — 78.6%

U.S. Treasury Bills

2.39%, 3/1/2019 (c)	500,000	500,000

2.39%, 3/5/2019 (c)	3,000,000	2,999,205

2.40%, 3/12/2019 (c)	3,000,000	2,997,809

2.39%, 3/14/2019 (c)	3,000,000	2,997,426

2.40%, 3/19/2019 (c)	3,000,000	2,996,421

INVESTMENTS (a)	PRINCIPAL AMOUNT ($000)	VALUE ($000)

U.S. Treasury Obligations — continued

2.39%, 3/21/2019 (c)	3,000,000	2,996,053

2.37%, 3/26/2019 (c)	3,700,000	3,693,921

2.41%, 3/28/2019 (c)	1,000,000	998,202

1.55%, 4/2/2019 (c)	3,400,000	3,393,081

2.36%, 4/4/2019 (c)	400,000	399,114

2.39%, 4/9/2019 (c)	2,300,000	2,294,062

2.40%, 4/16/2019 (c)	3,000,000	2,990,828

2.44%, 4/18/2019 (c)	500,000	498,396

2.41%, 4/23/2019 (c)	3,000,000	2,989,402

2.41%, 4/25/2019 (c)	2,550,000	2,540,684

0.00%, 4/30/2019 (c)	1,810,000	1,803,220

2.40%, 5/9/2019 (c)	1,650,000	1,642,461

2.50%, 5/16/2019 (c)	250,000	248,695

Total U.S. Treasury Obligations (Cost $38,978,980)		38,978,980

Total Short-Term Investments (Cost $38,978,980)		38,978,980

Total Investments — 104.5% (Cost $51,799,993)*		51,799,993
Liabilities in Excess of Other Assets — (4.5%)		(2,215,846)

NET ASSETS — 100.0%		49,584,147

Percentages indicated are based on net assets.

(a)	The date shown represents the earliest of the next put date, next demand date or final maturity date.
(b)	Variable or floating rate security, linked to the referenced benchmark. The interest rate shown is the current rate as of February 28, 2019.
(c)	The rate shown is the effective yield as of February 28, 2019.
*	The cost of securities is substantially the same for federal income tax purposes.

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2019	J.P. MORGAN MONEY MARKET FUNDS	47

JPMorgan Tax Free Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2019

INVESTMENTS (a)	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — 77.6%

Alabama — 0.3%

East Alabama Health Care Authority Series B, Rev., VRDO, 1.75%, 3/7/2019 (b)	29,745	29,745

Mobile County IDA, PCR, ExxonMobil Project Rev., VRDO, 1.67%, 3/1/2019 (b)	2,425	2,425

Mobile Downtown Redevelopment Authority, Gulf Opportunity Zone, Austal USA LLC Project

Series A, Rev., VRDO, LOC: Bank of America NA, 1.76%, 3/7/2019 (b) (c)	6,970	6,970

Series B, Rev., VRDO, LOC: Societe Generale, 1.78%, 3/7/2019 (b) (c)	4,970	4,970

		44,110

Alaska — 1.3%

Alaska Housing Finance Corp., Home Mortgage

Series A, Rev., VRDO, LIQ: Wells Fargo Bank NA, 1.70%, 3/7/2019 (b)	31,480	31,480

Series B, Rev., VRDO, LIQ: Wells Fargo Bank NA, 1.70%, 3/7/2019 (b)	34,665	34,665

Series D, Rev., VRDO, LIQ: Bank of America NA, 1.71%, 3/7/2019 (b)	44,900	44,900

Series A, Rev., VRDO, LIQ: FHLMC, 1.72%, 3/7/2019 (b)	14,440	14,440

Series B, Rev., VRDO, LIQ: FHLMC, 1.72%, 3/7/2019 (b)	14,420	14,420

Alaska Housing Finance Corp., Various, Governmental Purpose Series A, Rev., VRDO, 1.70%, 3/7/2019 (b)	20,155	20,155

City of Valdez, Exxon Pipeline Co. Project

Series A, Rev., VRDO, 1.67%, 3/1/2019 (b)	29,540	29,540

Series B, Rev., VRDO, 1.67%, 3/1/2019 (b)	22,225	22,225

Rev., VRDO, 1.72%, 3/1/2019 (b)	9,550	9,550

		221,375

Arizona — 0.8%

Arizona Health Facilities Authority, Banner Health

Series B, Rev., VRDO, LOC: Bank of Tokyo-Mitsubishi UFJ Ltd., 1.70%, 3/1/2019 (b)	24,040	24,040

Series H, Rev., VRDO, LOC: Northern Trust Co., 1.75%, 3/7/2019 (b)	37,000	37,000

Arizona Health Facilities Authority, Catholic Healthcare West Loan 2008 Series B, Rev., VRDO, LOC: Barclays Bank plc, 1.74%, 3/7/2019 (b)	3,680	3,680

Arizona State University Series A, Rev., VRDO, 1.72%, 3/7/2019 (b)	15,350	15,350

INVESTMENTS (a)	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Arizona — continued

Maricopa County Industrial Development Authority, Multifamily Housing, San Clemente Apartments Project Rev., VRDO, FNMA, LOC: FNMA, 1.79%, 3/7/2019 (b)	18,200	18,200

Phoenix City IDA, Multi-Family Housing, Del Mar Terrace Apartments Project Series A, Rev., VRDO, FHLMC, LOC: FHLMC, 1.75%, 3/7/2019 (b)	2,000	2,000

Salt River Pima-Maricopa Indian Community Rev., VRDO, LOC: Bank of America NA, 1.75%, 3/7/2019 (b)	34,655	34,655

		134,925

California — 2.1%

California Pollution Control Financing Authority, Solid Waste Disposal, Recology, Inc. Project Series A, Rev., VRDO, LOC: Bank of America NA, 1.74%, 3/7/2019 (b)	11,385	11,385

California Statewide Communities Development Authority, Kaiser Permanente Series M, Rev., VRDO, 1.68%, 3/7/2019 (b)	3,900	3,900

California Statewide Communities Development Authority, Multi-Family Housing, Bay Vista Meadow Park Series NN-1, Rev., VRDO, FNMA, LOC: FNMA, 1.72%, 3/7/2019 (b)	26,145	26,145

California Statewide Communities Development Authority, Multi-Family Housing, Canyon Creek Apartments Series 1995-C, Rev., VRDO, FNMA, LIQ: FNMA, 1.68%, 3/7/2019 (b)	19,800	19,800

City & County of San Francisco, Multifamily Housing, Taxable, Transbay Block 8 Tower Apartments Series H-1, Rev., VRDO, LOC: Bank of China, 1.72%, 3/7/2019 (b)	85,940	85,940

City and County of San Francisco, Multifamily Housing, Transbay Block 8 Tower Apartments Series H-2, Rev., VRDO, LOC: Bank of China, 1.72%, 3/7/2019 (b)	52,565	52,565

City of San Jose, Multifamily Housing, Almaden Lake Village Apartments Series A, Rev., VRDO, FNMA, LOC: FNMA, 1.80%, 3/7/2019 (b)	8,500	8,500

County of Sacramento, Special Facilities Airport Rev., VRDO, LOC: Bank of America NA, 1.77%, 3/7/2019 (b)	5,800	5,800

San Diego Community College District Series 2016-ZF2382, GO, VRDO, LIQ: Citibank NA, 1.70%, 3/7/2019 (b) (c)	9,000	9,000

SEE NOTES TO FINANCIAL STATEMENTS.

48	J.P. MORGAN MONEY MARKET FUNDS	FEBRUARY 28, 2019

INVESTMENTS (a)	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued

California — continued

Tender Option Bond Trust Receipts/Certificates

Series 2015-XM0075, Rev., VRDO, LIQ: Bank of America NA, 1.74%, 3/7/2019 (b) (c)	7,260	7,260

Series 2016-XM0230, Rev., VRDO, LIQ: Bank of America NA, 1.74%, 3/7/2019 (b) (c)	14,250	14,250

Series 2018-G-68, GO, VRDO, LOC: Royal Bank of Canada, 1.74%, 3/7/2019 (b) (c)	2,500	2,500

Series 2018-XF2577, Rev., VRDO, LIQ: Morgan Stanley Bank, 1.74%, 3/7/2019 (b) (c)	2,000	2,000

Series XF0568, Rev., VRDO, LIQ: Bank of America NA, 1.74%, 3/7/2019 (b) (c)	14,400	14,400

Series 2016-XF0431, GO, VRDO, LIQ: Bank of America NA, 1.75%, 3/7/2019 (b) (c)	48,260	48,260

Series 2018-XM0712, GO, VRDO, LIQ: Morgan Stanley Bank, 1.75%, 3/7/2019 (b) (c)	2,230	2,230

Series 2016-XF2281, Rev., VRDO, LIQ: Citibank NA, 1.76%, 3/7/2019 (b) (c)	4,580	4,580

Series 2018-BAML0005, Rev., VRDO, FHLMC, LIQ: Bank of America NA, 1.80%, 3/7/2019 (b) (c)	35,480	35,480

		353,995

Colorado — 3.1%

City of Colorado Springs, Utilities System Improvement

Series A, Rev., VRDO, LIQ: Wells Fargo Bank NA, 1.71%, 3/7/2019 (b)	41,635	41,635

Series C, Rev., VRDO, LIQ: Sumitomo Mitsui Banking Corp., 1.74%, 3/7/2019 (b)	18,335	18,335

Series A, Rev., VRDO, LIQ: U.S. Bank NA, 1.80%, 3/7/2019 (b)	9,900	9,900

City of Colorado Springs, Utilities System, Sub Lien

Series A, Rev., VRDO, LIQ: Landesbank Hessen-Thueringen, 1.76%, 3/7/2019 (b)	88,280	88,280

Series A, Rev., VRDO, LIQ: Mizuho Bank Ltd., 1.78%, 3/7/2019 (b)	29,180	29,180

Colorado Educational and Cultural Facilities Authority, Nature Conservancy Project Series 2012, Rev., VRDO, 1.78%, 3/7/2019 (b)	92,390	92,390

INVESTMENTS (a)	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Colorado — continued

Colorado Health Facilities Authority, SCL Health System Series A, Rev., VRDO, 1.75%, 3/7/2019 (b)	43,405	43,405

Colorado Housing and Finance Authority, Single Family Mortgage Series B-2, Class 1, Rev., VRDO, LIQ: Royal Bank of Canada, 1.76%, 3/7/2019 (b)	16,595	16,595

County of Arapahoe, Multi-Family Rental Housing, Hunter’s Run Project Rev., VRDO, FHLMC, LOC: FHLMC, 1.74%, 3/7/2019 (b)	14,135	14,135

State of Colorado Rev., TRAN, 4.00%, 6/26/2019	14,330	14,427

University of Colorado Hospital Authority

Series 2018-B, Rev., VRDO, LIQ: TD Bank NA, 1.69%, 3/7/2019 (b)	65,700	65,700

Series 2018-C, Rev., VRDO, LIQ: TD Bank NA, 1.69%, 3/7/2019 (b)	75,265	75,265

		509,247

Connecticut — 1.0%

Connecticut Housing Finance Authority, Housing Mortgage Finance Program Bonds

Subseries B-3, Rev., VRDO, LIQ: Royal Bank of Canada, 1.74%, 3/7/2019 (b)	10,000	10,000

Subseries F-5, Rev., VRDO, LIQ: Landesbank Hessen-Thueringen, 1.76%, 3/7/2019 (b)	48,200	48,200

Subseries C-3, Rev., VRDO, LIQ: TD Bank NA, 1.77%, 3/7/2019 (b)	20,000	20,000

Subseries A-3, Rev., VRDO, LIQ: Landesbank Hessen-Thueringen, 1.78%, 3/7/2019 (b)	20,335	20,335

Series D, Subseries D-3, Rev., VRDO, LIQ: Bank of Tokyo-Mitsubishi UFJ Ltd., 1.82%, 3/7/2019 (b)	28,300	28,300

State of Connecticut, Health and Educational Facility Authority Series D, Rev., VRDO, LOC: Bank of America NA, 1.76%, 3/7/2019 (b)	42,770	42,770

		169,605

Delaware — 0.3%

Delaware State Health Facilities Authority, Christiana Care Health Services Series B, Rev., VRDO, 1.73%, 3/7/2019 (b)	18,105	18,105

University of Delaware Series C, Rev., VRDO, LIQ: TD Bank NA, 1.71%, 3/1/2019 (b)	36,940	36,940

		55,045

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2019	J.P. MORGAN MONEY MARKET FUNDS	49

JPMorgan Tax Free Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2019 (continued)

INVESTMENTS (a)	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued

District of Columbia — 2.2%

District of Columbia, Georgetown University Issue

Series 2007 C-2, Rev., VRDO, LOC: Sumitomo Mitsui Banking Corp., 1.73%, 3/7/2019 (b)	22,525	22,525

Series C, Rev., VRDO, LOC: Bank of Tokyo-Mitsubishi UFJ Ltd., 1.75%, 3/7/2019 (b)	33,055	33,055

District of Columbia, Medlantic/Helix Issue, Tranche II Series A, Rev., VRDO, LOC: TD Bank NA, 1.69%, 3/7/2019 (b)	22,385	22,385

District of Columbia, Pew Charitable Trust Series A, Rev., VRDO, LOC: PNC Bank NA, 1.73%, 3/7/2019 (b)	96,160	96,160

District of Columbia, Water and Sewer Authority, Public Utility Subordinated Lien Multimodal, Weekly Rate Period Series B, Subseries B-1, Rev., VRDO, LIQ: TD Bank NA, 1.73%, 3/7/2019 (b)	22,510	22,510

Metropolitan Washington Airports Authority

Series A, Subseries A-1, Rev., VRDO, LOC: Sumitomo Mitsui Banking Corp., 1.77%, 3/7/2019 (b)	52,040	52,040

Series D, Subseries D-2, Rev., VRDO, LOC: TD Bank NA, 1.82%, 3/7/2019 (b)	17,310	17,310

Metropolitan Washington Airports Authority, Airport System Series D-1, Rev., VRDO, LOC: TD Bank NA, 1.76%, 3/7/2019 (b)	20,000	20,000

Metropolitan Washington Airports Authority, Remarketing Subseries A-3, Rev., VRDO, LOC: Sumitomo Mitsui Banking Corp., 1.77%, 3/7/2019 (b)	30,770	30,770

RBC Municipal Products, Inc. Trust, Floater Certificates Series E-108, GO, VRDO, LOC: Royal Bank of Canada, 1.77%, 3/7/2019 (b) (c)	50,000	50,000

		366,755

Florida — 1.7%

County of Miami-Dade, Juvenile Courthouse Series B, Rev., VRDO, AMBAC, LOC: TD Bank NA, 1.69%, 3/7/2019 (b)	5,000	5,000

County of Miami-Dade, Seaport Department Series A, Rev., VRDO, LOC: Bank of Tokyo-Mitsubishi UFJ Ltd., 1.74%, 3/7/2019 (b)	11,050	11,050

Florida Department of Environmental Protection Series A, Rev., VRDO, AGC, 1.76%, 3/7/2019 (b)	4,565	4,565

Florida Gulf Coast University Financing Corp., Housing Project Series A, Rev., VRDO, LOC: BMO Harris Bank NA, 1.75%, 3/7/2019 (b)	16,575	16,575

INVESTMENTS (a)	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Florida — continued

Florida Keys Aqueduct Authority Rev., VRDO, LOC: TD Bank NA, 1.73%, 3/7/2019 (b)	23,100	23,100

Highlands County Health Facilities Authority, Adventist Health System/Sunbelt Obligated Group

Series 2012I, Rev., VRDO, 1.71%, 3/7/2019 (b)	30,200	30,200

Series I-1, Rev., VRDO, 1.73%, 3/7/2019 (b)	26,770	26,770

Highlands County Health Facilities Authority, Hospital, Adventist Health System/Sunbelt Obligated Group

Series I-2, Rev., VRDO, 1.69%, 3/7/2019 (b)	49,100	49,100

Series A, Rev., VRDO, 1.71%, 3/7/2019 (b)	32,500	32,500

Hillsborough County, Housing Finance Authority, Multifamily Housing, Brandywine Apartments Rev., VRDO, LOC: Citibank NA, 1.79%, 3/7/2019 (b)	2,845	2,845

JEA, Water and Sewer System Series A-2, Rev., VRDO, LOC: Sumitomo Mitsui Banking Corp., 1.75%, 3/7/2019 (b)	46,670	46,670

Orange County Housing Finance Authority, Multifamily, Post Fountains Project Rev., VRDO, FNMA, LIQ: FNMA, 1.70%, 3/7/2019 (b)	13,900	13,900

Osceola County Multi-Family Housing Finance Authority, Regatta Bay Apartments Series A, Rev., VRDO, FNMA, LOC: FNMA, 1.78%, 3/7/2019 (b)	10,400	10,400

Palm Beach County Multi-Family Housing Finance Authority, Renaissance Apartments Series A, Rev., VRDO, FNMA, LOC: FNMA, 1.78%, 3/7/2019 (b)	8,715	8,715

		281,390

Georgia — 0.4%

Griffin-Spaulding County Development Authority, Industrial Development, Norcom, Inc. Project Rev., VRDO, LOC: Bank of America NA, 1.87%, 3/7/2019 (b)	1,810	1,810

Henry County Water and Sewer Authority, EAGLE Series 2005-0008, Class A, Rev., VRDO, BHAC, FSA-CR, NATL-RE, LIQ: Citibank NA, 1.77%, 3/7/2019 (b)	5,940	5,940

Rib Floater Trust Series 2018-016, Rev., VRDO, LIQ: Barclays Bank plc, 1.77%, 3/7/2019 (b) (c)	44,965	44,965

SEE NOTES TO FINANCIAL STATEMENTS.

50	J.P. MORGAN MONEY MARKET FUNDS	FEBRUARY 28, 2019

INVESTMENTS (a)	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued

Georgia — continued

Tender Option Bond Trust Receipts/Certificates Series 2018-ZF0656, Rev., VRDO, LIQ: Bank of America NA, 1.78%, 3/7/2019 (b) (c)	7,500	7,500

		60,215

Hawaii — 0.1%

RBC Municipal Products, Inc. Trust, Floater Certificates Series G-13, GO, VRDO, LOC: Royal Bank of Canada, 1.77%, 3/7/2019 (b) (c)	20,000	20,000

Idaho — 0.0% (d)

Coeur d’Alene Tribe Rev., VRDO, LOC: Bank of America NA, 1.85%, 3/7/2019 (b)	4,275	4,275

Illinois — 4.5%

Chicago O’Hare International Airport, Third Lien

Series C, Rev., VRDO, LOC: Bank of America NA, 1.75%, 3/7/2019 (b)	20,700	20,700

Rev., VRDO, LOC: Barclays Bank plc, 1.77%, 3/7/2019 (b)	77,200	77,200

City of Chicago, Chicago Midway Airport Second Lien Series C-1, Rev., VRDO, LOC: Bank of Montreal, 1.80%, 3/7/2019 (b)	38,790	38,790

City of Galesburg, Knox College Project Series 1996, Rev., VRDO, LOC: PNC Bank NA, 1.73%, 3/7/2019 (b)	4,300	4,300

County of Cook, Village of Justice, Multi-Family Housing, Candlewood Apartments Project Rev., VRDO, FNMA, LOC: FNMA, 1.80%, 3/7/2019 (b)	9,400	9,400

County of Lake, A L Hansen Manufacturing Co. Project Rev., VRDO, LOC: BMO Harris Bank NA, 1.80%, 3/7/2019 (b)	835	835

County of Lake, Multifamily Housing, Whispering Oaks Apartments Project Rev., VRDO, FHLMC, LIQ: FHLMC, 1.82%, 3/7/2019 (b)	21,500	21,500

County of Will, ExxonMobil Project Rev., VRDO, 1.72%, 3/1/2019 (b)	10,525	10,525

Illinois Educational Facilities Authority, Adler Planetarium Series 1997, Rev., VRDO, LOC: PNC Bank NA, 1.75%, 3/7/2019 (b)	8,000	8,000

Illinois Educational Facilities Authority, Columbia College Chicago Rev., VRDO, LOC: BMO Harris Bank NA, 1.74%, 3/7/2019 (b)	11,790	11,790

Illinois Finance Authority, Advocate Healthcare Network

Subseries C-3A, Rev., VRDO, LIQ: Northern Trust Co., 1.73%, 3/7/2019 (b)	17,150	17,150

INVESTMENTS (a)	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Illinois — continued

Subseries C-2A, Rev., VRDO, LIQ: Wells Fargo Bank NA, 1.75%, 3/7/2019 (b)	48,730	48,730

Illinois Finance Authority, Bradley University

Series A, Rev., VRDO, LOC: PNC Bank NA, 1.73%, 3/7/2019 (b)	28,385	28,385

Series B, Rev., VRDO, LOC: PNC Bank NA, 1.73%, 3/7/2019 (b)	12,790	12,790

Illinois Finance Authority, Chicago Symphony Orchestra Series 2008, Rev., VRDO, LOC: PNC Bank NA, 1.73%, 3/7/2019 (b)	83,015	83,015

Illinois Finance Authority, Elmhurst Memorial Healthcare Series D, Rev., VRDO, LOC: Bank of America NA, 1.74%, 3/7/2019 (b)	25,500	25,500

Illinois Finance Authority, Hospital Sisters Services, Inc. Series 2012-G, Rev., VRDO, LOC: Bank of Montreal, 1.73%, 3/7/2019 (b)	20,945	20,945

Illinois Finance Authority, Mccormick Theological Seminary Project Series 2001-B, Rev., VRDO, LOC: Northern Trust Co., 1.73%, 3/7/2019 (b)	15,250	15,250

Illinois Finance Authority, North Park University Project Rev., VRDO, LOC: U.S. Bank NA, 1.68%, 3/7/2019 (b)	12,300	12,300

Illinois Finance Authority, Northwestern Memorial Hospital Series A-4, Rev., VRDO, LIQ: TD Bank NA, 1.72%, 3/1/2019 (b)	4,185	4,185

Illinois Finance Authority, The University of Chicago Medical Center

Series 2009-E-1, Rev., VRDO, LOC: Wells Fargo Bank NA, 1.67%, 3/1/2019 (b)	28,850	28,850

Series B, Rev., VRDO, LOC: Wells Fargo Bank NA, 1.68%, 3/1/2019 (b)	5,955	5,955

Series D-1, Rev., VRDO, LOC: PNC Bank NA, 1.68%, 3/1/2019 (b)	19,300	19,300

Series 2011B, Rev., VRDO, LOC: Sumitomo Mitsui Banking Corp., 1.75%, 3/7/2019 (b)	38,820	38,820

Illinois Finance Authority, The Wbez Alliance, Inc., Project Rev., VRDO, LOC: BMO Harris Bank NA, 1.75%, 3/7/2019 (b)	15,000	15,000

Illinois Finance Authority, University of Chicago Series B, Rev., VRDO, 1.73%, 3/7/2019 (b)	20,358	20,358

Illinois Housing Development Authority, Homeowner Mortgage

Series 2018-A-2, Rev., VRDO, GNMA/FNMA/FHLMC, LIQ: FHLMC, 1.73%, 3/7/2019 (b)	12,500	12,500

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2019	J.P. MORGAN MONEY MARKET FUNDS	51

JPMorgan Tax Free Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2019 (continued)

INVESTMENTS (a)	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued

Illinois — continued

Series C-3, Rev., VRDO, LIQ: FHLMC, 1.85%, 3/7/2019 (b)	5,500	5,500

Illinois Housing Development Authority, Multifamily Housing, Prairie Station Apartments Rev., VRDO, FNMA, LOC: FNMA, 1.79%, 3/7/2019 (b)	17,900	17,900

Illinois State Toll Highway Authority Series A-1B, Rev., VRDO, LOC: Bank of America NA, 1.75%, 3/7/2019 (b)	20,000	20,000

Illinois State Toll Highway Authority, Variable Rate Senior Priority Series A-1B, Rev., VRDO, LOC: Landesbank Hessen-Thueringen, 1.78%, 3/7/2019 (b)	74,510	74,510

Jackson-Union Counties Regional Port District, Port Facility, Enron Transportation Services, LP Project Rev., VRDO, LOC: Wells Fargo Bank NA, 1.77%, 3/7/2019 (b)	21,300	21,300

		751,283

Indiana — 1.2%

City of Rockport, PCR, AEP Generating Co. Project Series A, Rev., VRDO, LOC: Bank of Tokyo-Mitsubishi UFJ Ltd., 1.77%, 3/7/2019 (b)	9,100	9,100

Indiana Finance Authority, Ascention Health SR Credit Group Series E-8, Rev., VRDO, 1.77%, 3/7/2019 (b)	39,525	39,525

Indiana Finance Authority, Duke Energy Indiana, Inc., Project Series A-3, Rev., VRDO, LOC: Mizuho Bank Ltd., 1.77%, 3/7/2019 (b)	30,610	30,610

Indiana Finance Authority, Educational Facilities Series A, Rev., VRDO, LOC: Northern Trust Co., 1.72%, 3/7/2019 (b)	21,145	21,145

Indiana Finance Authority, Parkview Health System, Inc. Series C, Rev., VRDO, LOC: Sumitomo Mitsui Banking Corp., 1.75%, 3/7/2019 (b)	60,395	60,395

Indiana Health and Educational Facility Financing Authority, Community Hospital of Lagrange County, Inc. Project Series A, Rev., VRDO, LOC: PNC Bank NA, 1.73%, 3/7/2019 (b)	17,095	17,095

Indiana State Finance Authority, Lease Appropriation, Stadium Project Series A, Rev., VRDO, 1.72%, 3/7/2019 (b)	13,975	13,975

		191,845

INVESTMENTS (a)	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Iowa — 0.4%

Iowa Finance Authority, Midwestern Disaster Area, Archer-Daniels-Midland Co. Project Rev., VRDO, 1.82%, 3/7/2019 (b)	27,635	27,635

Iowa Finance Authority, Midwestern Disaster Area, Chrisbro III, Inc. Project

Series 2011, Rev., VRDO, LOC: U.S. Bank NA, 1.76%, 3/7/2019 (b)	6,370	6,370

Rev., VRDO, 1.80%, 3/7/2019 (b)	20,750	20,750

Iowa Finance Authority, Multi-Family Housing Series A, Rev., VRDO, LIQ: Wells Fargo Bank NA, 1.77%, 3/7/2019 (b)	11,130	11,130

Iowa Finance Authority, Trinity Health Series D, Rev., VRDO, 1.77%, 3/7/2019 (b)	7,230	7,230

		73,115

Kentucky — 1.2%

Boyle County, Centre College Project Series A, Rev., VRDO, LOC: PNC Bank NA, 1.73%, 3/7/2019 (b)	34,035	34,035

County of Carroll, Kentucky Environmental Facilities, Utilities Co. Project Series 2008-A, Rev., VRDO, LOC: Bank of Tokyo-Mitsubishi UFJ Ltd., 1.82%, 3/7/2019 (b)	70,147	70,147

Louisville Regional Airport Authority, Special Facilities, BT-OH, LLC Project Series A, Rev., VRDO, 1.75%, 3/1/2019 (b)	42,600	42,600

Louisville Regional Airport Authority, Special Facilities, UPS Worldwide Forwarding Series A, Rev., VRDO, 1.74%, 3/1/2019 (b)	40,200	40,200

Louisville Regional Airport Authority, UPS Worldwide Forwarding Series C, Rev., VRDO, 1.81%, 3/1/2019 (b)	10,800	10,800

		197,782

Louisiana — 0.9%

East Baton Rouge Parish Industrial Development Board, Inc., ExxonMobil Project, Gulf Opportunity Zone

Rev., VRDO, 1.70%, 3/1/2019 (b)	2,100	2,100

Series B, Rev., VRDO, 1.70%, 3/1/2019 (b)	2,900	2,900

Series A, Rev., VRDO, 1.72%, 3/1/2019 (b)	76,625	76,625

Louisiana Public Facilities Authority, Multifamily Housing, River View Rev., VRDO, FHLMC, 1.75%, 3/7/2019 (b)	11,200	11,200

Parish of St Charles, Pollution Control, Shell Oil Co., Norco Project Rev., VRDO, 1.75%, 3/1/2019 (b)	50,000	50,000

SEE NOTES TO FINANCIAL STATEMENTS.

52	J.P. MORGAN MONEY MARKET FUNDS	FEBRUARY 28, 2019

INVESTMENTS (a)	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued

Louisiana — continued

State of Louisiana, Gas and Fuels Tax Series 2016-XG0035, Rev., VRDO, LIQ: Citibank NA, 1.77%, 3/7/2019 (b) (c)	7,240	7,240

		150,065

Maine — 0.2%

Maine State Housing Authority Series E-3, Rev., VRDO, LIQ: Citibank NA, 1.77%, 3/7/2019 (b)	26,750	26,750

Maryland — 1.3%

County of Montgomery, CHE Trinity Health Credit Group Series MD, Rev., VRDO, 1.81%, 3/1/2019 (b)	26,000	26,000

Maryland Community Development Administration, Department of Housing and Community Development, Multi-Family Housing, Barrington Apartments Project Series A, Rev., VRDO, FNMA, LOC: FNMA, 1.79%, 3/7/2019 (b)	5,265	5,265

Maryland Community Development Administration, Department of Housing and Community Development, Multi-Family Housing, MonteVerde Apartments Series E, Rev., VRDO, FHLMC, LOC: FHLMC, 1.82%, 3/7/2019 (b)	7,200	7,200

Maryland Community Development Administration, Department of Housing and Community Development, Multi-Family Housing, Walker Mews Apartments Series A, Rev., VRDO, FHLMC, LOC: FHLMC, 1.81%, 3/7/2019 (b)	11,700	11,700

Maryland Community Development Administration, Department of Housing and Community Development, Residential Series J, Rev., VRDO, LIQ: State Street Bank & Trust, 1.79%, 3/7/2019 (b)	19,575	19,575

Maryland Economic Development Corp., Howard Hughes Medical Institute Series B, Rev., VRDO, 1.75%, 3/7/2019 (b)	46,685	46,685

Maryland Health and Higher Educational Facilities Authority, Pooled Loan Program

Series B, Rev., VRDO, LOC: TD Bank NA, 1.69%, 3/7/2019 (b)	6,300	6,300

Series D, Rev., VRDO, LOC: Bank of America NA, 1.83%, 3/7/2019 (b)	1,354	1,354

Maryland Health and Higher Educational Facilities Authority, University of Maryland Medical System Issue Series D, Rev., VRDO, LOC: TD Bank NA, 1.68%, 3/1/2019 (b)	1,100	1,100

INVESTMENTS (a)	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Maryland — continued

Maryland Stadium Authority, Sports Facilities, Football Stadium Issue Series 2007, Rev., VRDO, LIQ: Sumitomo Mitsui Banking Corp., 1.73%, 3/7/2019 (b)	23,045	23,045

Montgomery County Housing Opportunities Commission, Oakfield Apartments Rev., VRDO, FNMA, LOC: FNMA, 1.81%, 3/7/2019 (b)	2,000	2,000

Montgomery County Housing Opportunities Commission, Single Family Mortgage Series B, Rev., VRDO, LOC: PNC Bank NA, 1.75%, 3/7/2019 (b)	8,450	8,450

Montgomery County Revenue Authority Rev., VRDO, 1.81%, 3/1/2019 (b)	29,455	29,455

Tender Option Bond Trust Receipts/Certificates Series 2018-XF2581, Rev., VRDO, LIQ: Morgan Stanley Bank, 1.77%, 3/7/2019 (b) (c)	18,000	18,000

		206,129

Massachusetts — 1.4%

Massachusetts Bay Transportation Authority, General Transportation System Series A-1, Rev., VRDO, LIQ: Barclays Bank plc, 1.72%, 3/7/2019 (b)	27,260	27,260

Massachusetts Bay Transportation Authority, Senior Sales Tax Subseries A-1, Rev., VRDO, LIQ: State Street Bank & Trust, 1.75%, 3/7/2019 (b)	45,255	45,255

Massachusetts Department of Transportation, Metropolitan Highway System, Senior Series A, Rev., VRDO, LOC: Barclays Bank plc, 1.74%, 3/7/2019 (b)	34,575	34,575

Massachusetts Development Finance Agency, Partners Healthcare System Series M-1, Rev., VRDO, LOC: U.S. Bank NA, 1.67%, 3/1/2019 (b)	14,150	14,150

Massachusetts Health and Educational Facilities Authority, Museum of Fine Arts Series A-1, Rev., VRDO, LIQ: Wells Fargo Bank NA, 1.72%, 3/1/2019 (b)	6,455	6,455

Massachusetts Health and Educational Facilities Authority, Partners Healthcare System Series F3, Rev., VRDO, LOC: TD Bank NA, 1.69%, 3/7/2019 (b)	14,865	14,865

Massachusetts State Development Finance Agency, First Mortgage Brookhaven Series B, Rev., VRDO, LOC: Bank of America NA, 1.79%, 3/7/2019 (b)	1,600	1,600

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2019	J.P. MORGAN MONEY MARKET FUNDS	53

JPMorgan Tax Free Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2019 (continued)

INVESTMENTS (a)	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued

Massachusetts — continued

Massachusetts State Health and Educational Facilities Authority, Capital Asset Program

Series M-2, Rev., VRDO, LOC: Bank of America NA, 1.75%, 3/7/2019 (b)	15,520	15,520

Series M-4A, Rev., VRDO, LOC: Bank of America NA, 1.78%, 3/7/2019 (b)	1,900	1,900

Massachusetts Water Resources Authority Series A-3, Rev., VRDO, LIQ: Wells Fargo Bank NA, 1.72%, 3/7/2019 (b)	22,000	22,000

Rib Floater Trust

Series 2018-012, Rev., VRDO, LIQ: Barclays Bank plc, 1.77%, 3/7/2019 (b) (c)	11,870	11,870

Series 2019-004, Rev., VRDO, LIQ: Barclays Bank plc, 1.77%, 3/7/2019 (b) (c)	33,000	33,000

Tender Option Bond Trust Receipts/Certificates Series 2018-XF2692, Rev., VRDO, LIQ: Citibank NA, 1.76%, 3/7/2019 (b) (c)	4,190	4,190

		232,640

Michigan — 1.3%

Kent Hospital Finance Authority, Spectrum Health System Series C, Rev., VRDO, LOC: Bank of New York Mellon, 1.78%, 3/7/2019 (b)	1,140	1,140

MI Finance Co. Rev., VRDO, 1.81%, 3/1/2019 (b)	32,530	32,530

Michigan State Housing Development Authority, Rental Housing

Series C, Rev., VRDO, LIQ: Royal Bank of Canada, 1.78%, 3/7/2019 (b)	44,610	44,610

Series D, Rev., VRDO, LIQ: Bank of America NA, 1.80%, 3/7/2019 (b)	47,675	47,675

Michigan State Housing Development Authority, Single-Family Mortgage

Series D, Rev., VRDO, LIQ: Industrial & Commercial Bank of China, 1.78%, 3/7/2019 (b)	11,555	11,555

Series B, Rev., VRDO, LIQ: Industrial & Commercial Bank of China, 1.81%, 3/7/2019 (b)	50,070	50,070

Tender Option Bond Trust Receipts/Certificates

Series 2018-XG0186, Rev., VRDO, LIQ: Bank of America NA, 1.76%, 3/7/2019 (b) (c)	21,540	21,540

Series 2016-XF0394, Rev., VRDO, LIQ: Bank of America NA, 1.77%, 3/7/2019 (b) (c)	11,580	11,580

		220,700

INVESTMENTS (a)	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Minnesota — 1.3%

City of Oak Park Heights, Multi-Family Rev., VRDO, FHLMC, LIQ: FHLMC, 1.75%, 3/7/2019 (b)	21,900	21,900

City of Rochester, Health Care Facilities, Mayo Clinic

Series A, Rev., VRDO, 1.70%, 3/7/2019 (b)	10,395	10,395

Series B, Rev., VRDO, 1.70%, 3/7/2019 (b)	41,250	41,250

Midwest Consortium of Municipal Utilities, Draw Down Association Financing Project Series B, Rev., VRDO, LOC: U.S. Bank NA, 1.71%, 3/7/2019 (b)	7,620	7,620

Minneapolis and St Paul Housing and Redevelopment Authority, Health Care System, Allina Health System

Series C-2, Rev., VRDO, LOC: Wells Fargo Bank NA, 1.72%, 3/7/2019 (b)	36,900	36,900

Series C-1, Rev., VRDO, LOC: Wells Fargo Bank NA, 1.74%, 3/7/2019 (b)	42,875	42,875

Minnesota Housing Finance Agency, Residential Housing Finance

Series F, Rev., VRDO, GNMA/FNMA/FHLMC, LIQ: Royal Bank of Canada, 1.74%, 3/7/2019 (b)	37,800	37,800

Series F, Rev., VRDO, GNMA/FNMA/FHLMC COLL, LIQ: FHLMC, 1.80%, 3/7/2019 (b)	23,000	23,000

		221,740

Mississippi — 2.8%

County of Jackson, Pollution Control, Chevron USA, Inc. Project Rev., VRDO, 1.69%, 3/1/2019 (b)	8,100	8,100

County of Jackson, Port Facility, Chevron USA, Inc. Project Rev., VRDO, 1.69%, 3/1/2019 (b)	17,925	17,925

Mississippi Business Finance Corp., Gulf Opportunity Zone Industrial Development, Chevron USA, Inc. Project

Series D, Rev., VRDO, 1.68%, 3/1/2019 (b)	22,700	22,700

Series B, Rev., VRDO, 1.69%, 3/1/2019 (b)	11,605	11,605

Series C, Rev., VRDO, 1.69%, 3/1/2019 (b)	11,680	11,680

Series C, Rev., VRDO, 1.69%, 3/1/2019 (b)	2,820	2,820

Series G, Rev., VRDO, 1.69%, 3/1/2019 (b)	2,350	2,350

SEE NOTES TO FINANCIAL STATEMENTS.

54	J.P. MORGAN MONEY MARKET FUNDS	FEBRUARY 28, 2019

INVESTMENTS (a)	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued

Mississippi — continued

Series K, Rev., VRDO, 1.69%, 3/1/2019 (b)	72,150	72,150

Series L, Rev., VRDO, 1.69%, 3/1/2019 (b)	16,550	16,550

Series A, Rev., VRDO, 1.72%, 3/1/2019 (b)	50,000	50,000

Series E, Rev., VRDO, 1.72%, 3/1/2019 (b)	16,580	16,580

Series J, Rev., VRDO, 1.72%, 3/1/2019 (b)	60,790	60,790

Series A, Rev., VRDO, 1.77%, 3/7/2019 (b)	78,430	78,430

Mississippi Development Bank Special Obligation, Harrison County Coliseum Series B, Rev., VRDO, LOC: Bank of America NA, 1.77%, 3/7/2019 (b)	38,900	38,900

Mississippi Development Bank Special Obligation, Jackson County, Industrial Water System Project Series 2009, Rev., VRDO, 1.69%, 3/1/2019 (b)	10,850	10,850

Mississippi Hospital Equipment and Facilities Authority, North Mississippi Health Services

Series 1, Rev., VRDO, 1.72%, 3/7/2019 (b)	33,962	33,962

Series 1997-1, Rev., VRDO, 1.73%, 3/7/2019 (b)	8,390	8,390

		463,782

Missouri — 3.0%

City of Kansas Series E, Rev., VRDO, LOC: Sumitomo Mitsui Banking Corp., 1.76%, 3/7/2019 (b)	59,075	59,075

Health and Educational Facilities Authority of the State of Missouri, BJC Health System

Series C, Rev., VRDO, LIQ: BJC Health System, 1.69%, 3/7/2019 (b)	77,075	77,075

Series A, Rev., VRDO, LIQ: BJC Health System, 1.70%, 3/7/2019 (b)	31,500	31,500

Series D, Rev., VRDO, 1.70%, 3/7/2019 (b)	64,230	64,230

Series E, Rev., VRDO, 1.72%, 3/7/2019 (b)	38,295	38,295

Health and Educational Facilities Authority of the State of Missouri, Health Facilities, SSM Health

Series F, Rev., VRDO, 1.73%, 3/1/2019 (b)	32,755	32,755

Series E, Rev., VRDO, 1.70%, 3/7/2019 (b)	9,975	9,975

Series F, Rev., VRDO, 1.70%, 3/7/2019 (b)	49,750	49,750

Health and Educational Facilities Authority of the State of Missouri, Washington University Series C, Rev., VRDO, LIQ: U.S. Bank NA, 1.65%, 3/1/2019 (b)	11,165	11,165

INVESTMENTS (a)	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Missouri — continued

Kansas City IDA, Livers Bronze Co. Project Rev., VRDO, LOC: Bank of America NA, 1.96%, 3/1/2019 (b)	250	250

Missouri Development Finance Board, Cultural Facilities, Kauffman Center For The Performing Arts Project Series A, Rev., VRDO, LIQ: PNC Bank NA, 1.72%, 3/1/2019 (b)	23,650	23,650

Missouri Development Finance Board, Cultural Facilities, The Nelson Gallery Foundation Series A, Rev., VRDO, LIQ: U.S. Bank NA, 1.71%, 3/1/2019 (b)	14,740	14,740

Missouri State Health and Educational Facilities Authority, Health Facilities, BJC Health System Series B, Rev., VRDO, LIQ: BJC Health System, 1.70%, 3/7/2019 (b)	61,810	61,810

Missouri State Health and Educational Facilities Authority, Health Facilities, SSM Health Care Series G, Rev., VRDO, 1.70%, 3/7/2019 (b)	13,100	13,100

Tender Option Bond Trust Receipts/Certificates Series 2018-XM0575, Rev., VRDO, LIQ: Royal Bank of Canada, 1.77%, 3/7/2019 (b) (c)	8,000	8,000

		495,370

Nebraska — 0.2%

County of Lancaster, Hospital Authority No. 1, BryanLGH Medical Center Series B-2, Rev., VRDO, LOC: U.S. Bank NA, 1.71%, 3/7/2019 (b)	26,645	26,645

Nevada — 1.9%

City of Reno, Hospital, Renown Regional Medical Center Project Series A, Rev., VRDO, LOC: Wells Fargo Bank NA, 1.70%, 3/7/2019 (b)	32,925	32,925

Clark County, Nevada Airport System, Sub Lien

Series C-3, Rev., VRDO, LOC: Sumitomo Mitsui Banking Corp., 1.79%, 3/7/2019 (b)	9,175	9,175

Series C-1, Rev., VRDO, LOC: Bank of America NA, 1.80%, 3/7/2019 (b)	63,810	63,810

County of Clark, Airport Series A, GO, VRDO, LIQ: State Street Bank & Trust, 1.79%, 3/7/2019 (b)	40,105	40,105

County of Clark, Department of Aviation, Nevada Airport System

Series B-2, Rev., VRDO, LOC: State Street Bank & Trust, 1.78%, 3/7/2019 (b)	32,235	32,235

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2019	J.P. MORGAN MONEY MARKET FUNDS	55

JPMorgan Tax Free Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2019 (continued)

INVESTMENTS (a)	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued

Nevada — continued

Series B-1, Rev., VRDO, LOC: Citibank NA, 1.79%, 3/7/2019 (b)	69,800	69,800

County of Clark, Industrial Development, Southwest Gas Corporation Project Series A, Rev., VRDO, LOC: Bank of America NA, 1.74%, 3/7/2019 (b)	16,555	16,555

County of Clark, Passenger Facility Charge, Mccarran International Airport Series F-2, Rev., VRDO, LOC: MUFG Union Bank NA, 1.74%, 3/7/2019 (b)	31,015	31,015

Nevada Housing Division, Multi-Unit Housing Series A, Rev., VRDO, FNMA, LOC: FNMA, 1.82%, 3/7/2019 (b)	7,850	7,850

Tender Option Bond Trust Receipts/Certificates Series 2018-ZF2733, GO, VRDO, LIQ: Morgan Stanley Bank, 1.77%, 3/7/2019 (b) (c)	15,000	15,000

		318,470

New Jersey — 0.3%

New Jersey Housing & Mortgage Finance Agency, Single Family Housing Series O, Rev., VRDO, LIQ: Barclays Bank plc, 1.84%, 3/7/2019 (b)	21,110	21,110

Rib Floater Trust

Series 2018-019, Rev., VRDO, LIQ: Barclays Bank plc, 1.77%, 3/7/2019 (b) (c)	10,820	10,820

Series 2018-020, Rev., VRDO, LIQ: Barclays Bank plc, 1.79%, 3/7/2019 (b) (c)	17,495	17,495

		49,425

New Mexico — 0.1%

University of New Mexico, Subordinate Lien System Series B, Rev., VRDO, LIQ: U.S. Bank NA, 1.68%, 3/7/2019 (b)	14,205	14,205

New York — 19.6%

City of New York Subseries L-5, GO, VRDO, LIQ: Bank of America NA, 1.73%, 3/1/2019 (b)	4,980	4,980

City of New York, Fiscal Year 2006

Series I, Subseries I-4, GO, VRDO, LOC: TD Bank NA, 1.66%, 3/1/2019 (b)	48,700	48,700

Series I, Subseries I-5, GO, VRDO, LOC: Bank of New York Mellon, 1.75%, 3/1/2019 (b)	26,880	26,880

Series F, Subseries F-3, GO, VRDO, LOC: Sumitomo Mitsui Banking Corp., 1.74%, 3/7/2019 (b)	36,400	36,400

INVESTMENTS (a)	PRINCIPAL AMOUNT ($000)	VALUE ($000)

New York — continued

City of New York, Fiscal Year 2008

Subseries J-6, GO, VRDO, LOC: Landesbank Hessen-Thueringen, 1.74%, 3/1/2019 (b)	55,310	55,310

Subseries D-3, GO, VRDO, LIQ: BMO Harris Bank NA, 1.74%, 3/7/2019 (b)	24,700	24,700

Subseries D-4, GO, VRDO, LIQ: BMO Harris Bank NA, 1.74%, 3/7/2019 (b)	40,100	40,100

City of New York, Fiscal Year 2012

Series G, Subseries G-7, GO, VRDO, LOC: Bank of Tokyo-Mitsubishi UFJ Ltd., 1.71%, 3/1/2019 (b)	32,250	32,250

Series D, Subseries D-3A, GO, VRDO, LIQ: Bank of New York Mellon, 1.75%, 3/1/2019 (b)	49,155	49,155

City of New York, Fiscal Year 2013

Series A, Subseries A-2, GO, VRDO, LIQ: Mizuho Bank Ltd., 1.78%, 3/1/2019 (b)	28,100	28,100

Series A, Subseries A-3, GO, VRDO, LIQ: Mizuho Bank Ltd., 1.78%, 3/1/2019 (b)	3,400	3,400

City of New York, Fiscal Year 2014

Subseries D-4, GO, VRDO, LOC: TD Bank NA, 1.68%, 3/1/2019 (b)	62,775	62,775

Series D, Subseries D-5, GO, VRDO, LOC: PNC Bank NA, 1.73%, 3/7/2019 (b)	61,550	61,550

City of New York, Fiscal Year 2015

Subseries F-5, GO, VRDO, LIQ: Barclays Bank plc, 1.73%, 3/1/2019 (b)	6,125	6,125

Series F, Subseries F-7, GO, VRDO, LOC: Bank of Tokyo-Mitsubishi UFJ Ltd., 1.72%, 3/7/2019 (b)	14,200	14,200

City of New York, Fiscal Year 2016 Series I, Subseries I-6, GO, VRDO, LOC: Bank of New York Mellon, 1.75%, 3/1/2019 (b)	10,225	10,225

City of New York, Fiscal Year 2017 Series A, Subseries A-6, GO, VRDO, LIQ: Landesbank Hessen-Thueringen, 1.74%, 3/1/2019 (b)	35,345	35,345

City of New York, Fiscal Year 2018

Subseries E-5, GO, VRDO, LOC: TD Bank NA, 1.68%, 3/1/2019 (b)	13,005	13,005

Series B, Subseries B-4, GO, VRDO, LIQ: Barclays Bank plc, 1.73%, 3/1/2019 (b)	8,000	8,000

City of New York, Housing Development Corp. Series A, Rev., VRDO, FNMA, LIQ: FNMA, 1.78%, 3/7/2019 (b)	19,400	19,400

County of Erie GO, RAN, 3.50%, 6/30/2019	29,255	29,403

SEE NOTES TO FINANCIAL STATEMENTS.

56	J.P. MORGAN MONEY MARKET FUNDS	FEBRUARY 28, 2019

INVESTMENTS (a)	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued

New York — continued

County of Nassau

Series A, GO, TAN, 4.00%, 3/15/2019	66,500	66,556

Series B, GO, BAN, 4.00%, 5/15/2019	54,905	55,130

Series B, GO, TAN, 4.00%, 9/16/2019	48,575	49,104

Metropolitan Transportation Authority

Subseries E-1, Rev., VRDO, LOC: U.S. Bank NA, 1.72%, 3/1/2019 (b)	1,615	1,615

Subseries G-2, Rev., VRDO, LOC: TD Bank NA, 1.69%, 3/7/2019 (b)	54,525	54,525

Subseries E-1, Rev., VRDO, LOC: PNC Bank NA, 1.73%, 3/7/2019 (b)	39,685	39,685

Nassau County Interim Finance Authority, Sales Tax Secured Series A, Rev., VRDO, LIQ: TD Bank NA, 1.73%, 3/7/2019 (b)	19,350	19,350

Nassau Health Care Corp., Nassau County Guaranteed

Subseries B-1, Rev., VRDO, LOC: TD Bank NA, 1.69%, 3/7/2019 (b)	9,345	9,345

Subseries B-2, Rev., VRDO, LOC: TD Bank NA, 1.73%, 3/7/2019 (b)	9,100	9,100

New York City Housing Development Corp., Multi-Family Housing, Ogden Ave. Apartments Series A, Rev., VRDO, FNMA, LOC: FNMA, 1.81%, 3/7/2019 (b)	4,760	4,760

New York City Housing Development Corp., Multi-Family Mortgage, 245 East 124th Street Series A, Rev., VRDO, FHLMC, LOC: FHLMC, 1.75%, 3/7/2019 (b)	2,800	2,800

New York City Housing Development Corp., Multi-Family Mortgage, Highbridge Apartments Series A, Rev., VRDO, FNMA, LOC: FNMA, 1.80%, 3/7/2019 (b)	13,600	13,600

New York City Housing Development Corp., Multi-Family Rental Housing, West 89th Street Development Series A, Rev., VRDO, FNMA, LOC: FNMA, 1.80%, 3/7/2019 (b)	10,630	10,630

New York City Municipal Water Finance Authority, Water and Sewer System Subseries B-3, Rev., VRDO, LIQ: Bank of America NA, 1.73%, 3/1/2019 (b)	31,920	31,920

New York City Municipal Water Finance Authority, Water and Sewer System, Fiscal Year 2003

Series F, Subseries F-2, Rev., VRDO, LOC: Citibank NA, 1.72%, 3/1/2019 (b)	23,975	23,975

Subseries F-1-A, Rev., VRDO, LIQ: Barclays Bank plc, 1.71%, 3/7/2019 (b)	13,780	13,780

INVESTMENTS (a)	PRINCIPAL AMOUNT ($000)	VALUE ($000)

New York — continued

New York City Municipal Water Finance Authority, Water and Sewer System, Fiscal Year 2008 Subseries B-1A, Rev., VRDO, LIQ: Sumitomo Mitsui Banking Corp., 1.74%, 3/7/2019 (b)	64,400	64,400

New York City Municipal Water Finance Authority, Water and Sewer System, Fiscal Year 2012

Subseries A-2, Rev., VRDO, LIQ: Mizuho Bank Ltd., 1.67%, 3/1/2019 (b)	6,225	6,225

Series B, Subseries B-2, Rev., VRDO, LIQ: State Street Bank & Trust, 1.68%, 3/1/2019 (b)	14,555	14,555

Series B, Subseries B-4, Rev., VRDO, LIQ: State Street Bank & Trust, 1.72%, 3/1/2019 (b)	5,240	5,240

New York City Municipal Water Finance Authority, Water and Sewer System, Fiscal Year 2013 Series AA, Subseries AA-1, Rev., VRDO, LIQ: PNC Bank NA, 1.71%, 3/1/2019 (b)	33,665	33,665

New York City Municipal Water Finance Authority, Water and Sewer System, Fiscal Year 2015 Series 2015-BB-2, Rev., VRDO, LIQ: Mizuho Bank Ltd., 1.73%, 3/1/2019 (b)	82,555	82,555

New York City Municipal Water Finance Authority, Water and Sewer System, Second General Resolution

Series BB-2, Rev., VRDO, LIQ: Landesbank Hessen-Thueringen, 1.70%, 3/1/2019 (b)	29,145	29,145

Subseries AA-4, Rev., VRDO, LIQ: Bank of Montreal, 1.70%, 3/1/2019 (b)	49,910	49,910

New York City Municipal Water Finance Authority, Water and Sewer System, Second General Resolution, Fiscal Year 2001 Subseries F-1, Rev., VRDO, LIQ: Mizuho Bank Ltd., 1.78%, 3/1/2019 (b)	32,250	32,250

New York City Municipal Water Finance Authority, Water and Sewer System, Second General Resolution, Fiscal Year 2008 Subseries BB-2, Rev., VRDO, LIQ: Bank of America NA, 1.73%, 3/1/2019 (b)	6,000	6,000

New York City Municipal Water Finance Authority, Water and Sewer System, Second General Resolution, Fiscal Year 2011

Series DD-1, Rev., VRDO, LIQ: TD Bank NA, 1.68%, 3/1/2019 (b)	64,450	64,450

Subseries FF-1, Rev., VRDO, LIQ: Bank of America NA, 1.73%, 3/1/2019 (b)	9,000	9,000

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2019	J.P. MORGAN MONEY MARKET FUNDS	57

JPMorgan Tax Free Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2019 (continued)

INVESTMENTS (a)	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued

New York — continued

New York City Municipal Water Finance Authority, Water and Sewer System, Second General Resolution, Fiscal Year 2013 Subseries AA-2, Rev., VRDO, LIQ: Bank of Tokyo-Mitsubishi UFJ Ltd., 1.74%, 3/7/2019 (b)	37,700	37,700

New York City Municipal Water Finance Authority, Water and Sewer System, Second General Resolution, Fiscal Year 2014 Series AA, Subseries AA-5, Rev., VRDO, LIQ: Mizuho Bank Ltd., 1.78%, 3/1/2019 (b)	32,565	32,565

New York City Municipal Water Finance Authority, Water and Sewer System, Second General Resolution, Fiscal Year 2016

Series AA-2, Rev., VRDO, LIQ: PNC Bank NA, 1.71%, 3/1/2019 (b)	50,000	50,000

Series 2016-AA-1, Rev., VRDO, LIQ: Bank of America NA, 1.73%, 3/1/2019 (b)	10,000	10,000

New York City Municipal Water Finance Authority, Water and Sewer System, Second General Resolution, Fiscal Year 2017

Subseries BB-2, Rev., VRDO, LIQ: Bank of Montreal, 1.71%, 3/1/2019 (b)	10,420	10,420

Series BB-1B, Rev., VRDO, LIQ: State Street Bank & Trust, 1.72%, 3/1/2019 (b)	56,850	56,850

Subseries BB-3, Rev., VRDO, LIQ: Sumitomo Mitsui Banking Corp., 1.74%, 3/7/2019 (b)	37,400	37,400

New York City Municipal Water Finance Authority, Water and Sewer System, Second General Resolution, Fiscal Year 2019 Rev., VRDO, LIQ: Industrial & Commercial Bank of China, 1.77%, 3/7/2019 (b)	24,300	24,300

New York City Transitional Finance Authority, Future Tax Secured, Fiscal Year 2001 Series C, Rev., VRDO, LIQ: PNC Bank NA, 1.73%, 3/7/2019 (b)	50,510	50,510

New York City Transitional Finance Authority, Future Tax Secured, Fiscal Year 2003

Subseries A-4, Rev., VRDO, LIQ: TD Bank NA, 1.66%, 3/1/2019 (b)	42,550	42,550

Subseries C4, Rev., VRDO, LIQ: Landesbank Hessen-Thueringen, 1.71%, 3/1/2019 (b)	1,100	1,100

New York City Transitional Finance Authority, Future Tax Secured, Fiscal Year 2010 Subseries F-5, Rev., VRDO, LOC: Sumitomo Mitsui Banking Corp., 1.76%, 3/7/2019 (b)	41,340	41,340

INVESTMENTS (a)	PRINCIPAL AMOUNT ($000)	VALUE ($000)

New York — continued

New York City Transitional Finance Authority, Future Tax Secured, Fiscal Year 2013

Subseries A-7, Rev., VRDO, LIQ: State Street Bank & Trust, 1.71%, 3/7/2019 (b)	35,735	35,735

Subseries C-5, Rev., VRDO, LOC: Sumitomo Mitsui Banking Corp., 1.72%, 3/7/2019 (b)	32,300	32,300

New York City Transitional Finance Authority, Future Tax Secured, Fiscal Year 2014 Subseries D-3, Rev., VRDO, LIQ: Mizuho Bank Ltd., 1.78%, 3/1/2019 (b)	83,190	83,190

New York City Transitional Finance Authority, Future Tax Secured, Fiscal Year 2015

Subseries E-4, Rev., VRDO, LIQ: Bank of America NA, 1.73%, 3/1/2019 (b)	7,000	7,000

Subseries A-3, Rev., VRDO, LIQ: Mizuho Bank Ltd., 1.76%, 3/1/2019 (b)	76,365	76,365

New York City Transitional Finance Authority, Future Tax Secured, Fiscal Year 2016 Subseries A-4, Rev., VRDO, LIQ: Bank of America NA, 1.73%, 3/1/2019 (b)	51,270	51,270

New York City Transitional Finance Authority, Future Tax Secured, Fiscal Year 2018 Subseries C-6, Rev., VRDO, LOC: Sumitomo Mitsui Banking Corp., 1.74%, 3/7/2019 (b)	43,000	43,000

New York City Transitional Finance Authority, Future Tax Secured, Fiscal Year 2019

Subseries B-5, Rev., VRDO, LIQ: U.S. Bank NA, 1.68%, 3/1/2019 (b)	23,400	23,400

Rev., VRDO, LIQ: Mizuho Bank Ltd., 1.71%, 3/1/2019 (b)	36,935	36,935

New York City Transitional Finance Authority, New York City Recovery

Subseries 2-F, Rev., VRDO, LIQ: Sumitomo Mitsui Banking Corp., 1.75%, 3/7/2019 (b)	9,110	9,110

Series 1, Subseries 1A, Rev., VRDO, LIQ: Landesbank Hessen-Thuringen, 1.77%, 3/7/2019 (b)	1,445	1,445

Series 3, Subseries 3-G, Rev., VRDO, LIQ: Bank of New York Mellon, 1.77%, 3/7/2019 (b)	12,070	12,070

New York City Transitional Finance Authority, Recovery Series 1, Subseries 1D, Rev., VRDO, LIQ: Landesbank Hessen-Thueringen, 1.73%, 3/1/2019 (b)	6,795	6,795

New York Liberty Development Corp. Series 2015-XF2146, Rev., VRDO, LIQ: Citibank NA, 1.76%, 3/7/2019 (b) (c)	3,160	3,160

SEE NOTES TO FINANCIAL STATEMENTS.

58	J.P. MORGAN MONEY MARKET FUNDS	FEBRUARY 28, 2019

INVESTMENTS (a)	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued

New York — continued

New York State Dormitory Authority

Series A, Rev., VRDO, FNMA, LOC: FNMA, 1.75%, 3/7/2019 (b)	37,045	37,045

Series 2016-XF2282, Rev., VRDO, LIQ: Citibank NA, 1.77%, 3/7/2019 (b) (c)	7,400	7,400

New York State Dormitory Authority, City University System, CONS Fifth General Resolution Series D, Rev., VRDO, LOC: TD Bank NA, 1.69%, 3/7/2019 (b)	42,205	42,205

New York State Dormitory Authority, Court Facilities Lease Series B, Rev., VRDO, LOC: Mizuho Bank Ltd., 1.79%, 3/7/2019 (b)	69,525	69,525

New York State Energy Research and Development Authority, Consolidated Edison Co., Inc. Project

Series A, Subseries A-1, Rev., VRDO, LOC: Mizuho Bank Ltd., 1.74%, 3/7/2019 (b)	11,400	11,400

Series C, Subseries C-1, Rev., VRDO, LOC: Mizuho Bank Ltd., 1.78%, 3/7/2019 (b)	12,700	12,700

Series A, Subseries A-3, Rev., VRDO, LOC: Mizuho Bank Ltd., 1.82%, 3/7/2019 (b)	920	920

New York State Housing Finance Agency Series A, Rev., VRDO, FNMA, LOC: FNMA, 1.78%, 3/7/2019 (b)	46,900	46,900

New York State Housing Finance Agency, 10 Barclay Street Series A, Rev., VRDO, FNMA, LOC: FNMA, 1.74%, 3/7/2019 (b)	2,755	2,755

New York State Housing Finance Agency, 222 East 44th Street Housing Series A, Rev., VRDO, LOC: Bank of China, 1.79%, 3/7/2019 (b)	23,250	23,250

New York State Housing Finance Agency, 240 East 39th Street Housing Series A, Rev., VRDO, FNMA, LOC: FNMA, 1.78%, 3/7/2019 (b)	14,500	14,500

New York State Housing Finance Agency, 350 West 43rd Street Housing

Series A, Rev., VRDO, LOC: Landesbank Hessen-Thueringen, 1.75%, 3/1/2019 (b)	60,000	60,000

Series A, Rev., VRDO, LOC: Landesbank Hessen-Thueringen, 1.75%, 3/1/2019 (b)	17,200	17,200

New York State Housing Finance Agency, 360 West 43rd Street Series A, Rev., VRDO, FNMA, LOC: FNMA, 1.80%, 3/7/2019 (b)	2,400	2,400

New York State Housing Finance Agency, 363 West 30th Street Series A, Rev., VRDO, FHLMC, LIQ: FHLMC, 1.78%, 3/7/2019 (b)	9,000	9,000

INVESTMENTS (a)	PRINCIPAL AMOUNT ($000)	VALUE ($000)

New York — continued

New York State Housing Finance Agency, 42nd and 10th Housing Series A, Rev., VRDO, FHLMC, LOC: FHLMC, 1.77%, 3/7/2019 (b)	65,180	65,180

New York State Housing Finance Agency, 455 West 37th Street Housing Series A, Rev., VRDO, LOC: Landesbank Hessen-Thueringen, 1.75%, 3/1/2019 (b)	65,005	65,005

New York State Housing Finance Agency, 505 West 37th Street Housing Series A, Rev., VRDO, LOC: Landesbank Hessen-Thueringen, 1.73%, 3/1/2019 (b)	58,310	58,310

New York State Housing Finance Agency, 555 Tenth Avenue Housing Series A, Rev., VRDO, LOC: Landesbank Hessen-Thueringen, 1.75%, 3/7/2019 (b)	37,450	37,450

New York State Housing Finance Agency, 606 West 57th Street Housing Series A, Rev., VRDO, LOC: Wells Fargo Bank NA, 1.70%, 3/7/2019 (b)	13,715	13,715

New York State Housing Finance Agency, Clinton Park Phase II Series A-1, Rev., VRDO, LOC: Wells Fargo Bank NA, 1.73%, 3/7/2019 (b)	3,900	3,900

New York State Housing Finance Agency, Manhattan West Residential Housing Series A, Rev., VRDO, LOC: Bank of China, 1.78%, 3/7/2019 (b)	42,750	42,750

New York State Housing Finance Agency, North End Series A, Rev., VRDO, FNMA, LOC: FNMA, 1.75%, 3/7/2019 (b)	7,050	7,050

New York State Housing Finance Agency, Service Contract Series M-1, Rev., VRDO, LOC: Bank of America NA, 1.73%, 3/7/2019 (b)	3,960	3,960

New York State Housing Finance Agency, Theater Row Series A, Rev., VRDO, FHLMC, LOC: FHLMC, 1.80%, 3/7/2019 (b)	11,300	11,300

New York State Housing Finance Agency, Tribeca Landing Series A, Rev., VRDO, FNMA, LOC: FNMA, 1.80%, 3/7/2019 (b)	1,800	1,800

New York State Housing Finance Agency, Union Square South Housing Series 1996-A, Rev., VRDO, FNMA, LOC: FNMA, 1.78%, 3/7/2019 (b)	41,950	41,950

New York State Housing Finance Agency, West 23rd Street Series A, Rev., VRDO, FNMA, LOC: FNMA, 1.80%, 3/7/2019 (b)	2,100	2,100

New York State Housing Finance Agency, Weyant Green Apartments Series A, Rev., VRDO, FNMA, LOC: FNMA, 1.78%, 3/7/2019 (b)	100	100

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2019	J.P. MORGAN MONEY MARKET FUNDS	59

JPMorgan Tax Free Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2019 (continued)

INVESTMENTS (a)	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued

New York — continued

New York State Housing Finance Agency, Worth Street Series A, Rev., VRDO, FNMA, LOC: FNMA, 1.80%, 3/7/2019 (b)	3,400	3,400

RBC Municipal Products, Inc. Trust, Floater Certificates

Series E-121, Rev., VRDO, LOC: Royal Bank of Canada, 1.75%, 3/1/2019 (b) (c)	28,600	28,600

Series E-99, Rev., VRDO, LOC: Royal Bank of Canada, 1.77%, 3/7/2019 (b) (c)	27,000	27,000

Tender Option Bond Trust Receipts/Certificates

Series E-118, GO, VRDO, LIQ: Royal Bank of Canada, 1.75%, 3/1/2019 (b) (c)	50,000	50,000

Series E-120, Rev., VRDO, LOC: Royal Bank of Canada, 1.75%, 3/1/2019 (b) (c)	12,200	12,200

Series 2018-XM0695, Rev., VRDO, LIQ: Morgan Stanley Bank, 1.76%, 3/7/2019 (b) (c)	15,000	15,000

Series 2018-ZF2772, Rev., VRDO, LIQ: Morgan Stanley Bank, 1.76%, 3/7/2019 (b) (c)	9,785	9,785

Series 2016-XG0018, Rev., VRDO, LIQ: Bank of America NA, 1.77%, 3/7/2019 (b) (c)	11,250	11,250

Series 2018-E-126, Rev., VRDO, LOC: Royal Bank of Canada, 1.77%, 3/7/2019 (b) (c)	35,000	35,000

Series 2018-E-129, Rev., VRDO, LOC: Royal Bank of Canada, 1.77%, 3/7/2019 (b) (c)	35,000	35,000

Series 2018-XF0685, Rev., VRDO, LIQ: TD Bank NA, 1.77%, 3/7/2019 (b) (c)	20,000	20,000

Triborough Bridge and Tunnel Authority, MTA Bridges and Tunnels

Series B-1, Rev., VRDO, LOC: Bank of America NA, 1.73%, 3/1/2019 (b)	33,855	33,855

Series A, Rev., VRDO, LOC: TD Bank NA, 1.69%, 3/7/2019 (b)	25,460	25,460

		3,248,103

North Carolina — 2.8%

Buncombe County Metropolitan Sewerage District Series A, Rev., VRDO, LIQ: Wells Fargo Bank NA, 1.72%, 3/7/2019 (b)	23,960	23,960

Charlotte-Mecklenburg Hospital Authority, Health Care Series F, Rev., VRDO, 1.73%, 3/7/2019 (b)	61,000	61,000

City of Charlotte, 2003 Governmental Facilities Projects Series G, COP, VRDO, LIQ: Wells Fargo Bank NA, 1.70%, 3/7/2019 (b)	46,860	46,860

INVESTMENTS (a)	PRINCIPAL AMOUNT ($000)	VALUE ($000)

North Carolina — continued

City of Charlotte, Governmental Facilities Series F, COP, VRDO, LIQ: Bank of America NA, 1.76%, 3/7/2019 (b)	7,675	7,675

City of Greensboro, Combined Enterprise System Series A, Rev., VRDO, LIQ: Bank of America NA, 1.72%, 3/7/2019 (b)	30,660	30,660

City of Raleigh, Combined Enterprise System Series B, Rev., VRDO, LIQ: Bank of America NA, 1.74%, 3/7/2019 (b)	27,175	27,175

City of Raleigh, Downtown Improvement Projects

Series A, COP, VRDO, LIQ: Wells Fargo Bank NA, 1.75%, 3/7/2019 (b)	40,900	40,900

Series B-1, COP, VRDO, LIQ: Wells Fargo Bank NA, 1.75%, 3/7/2019 (b)	56,665	56,665

Series B-2, COP, VRDO, LIQ: PNC Bank NA, 1.75%, 3/7/2019 (b)	37,665	37,665

City of Raleigh, Enterprise System Series A, Rev., VRDO, LIQ: Bank of America NA, 1.74%, 3/7/2019 (b)	40,055	40,055

Forsyth County Series A, GO, VRDO, LIQ: Wells Fargo Bank NA, 1.70%, 3/7/2019 (b)	5,145	5,145

North Carolina Capital Facilities Finance Agency, NCCU Real Estate Series A, Rev., VRDO, LOC: Wells Fargo Bank NA, 1.75%, 3/7/2019 (b)	14,600	14,600

North Carolina Medical Care Commission, Health Care Facilities, WakeMed Series C, Rev., VRDO, LOC: Wells Fargo Bank NA, 1.71%, 3/7/2019 (b)	12,385	12,385

North Carolina Medical Care Commission, Moses Cone Health System Series B, Rev., VRDO, LIQ: Bank of Montreal, 1.65%, 3/1/2019 (b)	5,650	5,650

Person County Industrial Facilities and Pollution Control Financing Authority, Recovery Zone Facility, CertainTeed Gypsum NC, Inc. Series 2010, Rev., VRDO, LOC: Credit Industriel et Commercial, 1.84%, 3/7/2019 (b)	14,800	14,800

University of North Carolina, University Hospital at Chapel Hill

Series A, Rev., VRDO, LIQ: Landesbank Hessen-Thueringen, 1.70%, 3/1/2019 (b)	12,125	12,125

Series B, Rev., VRDO, LIQ: Landesbank Hessen-Thueringen, 1.70%, 3/1/2019 (b)	17,545	17,545

Series A, Rev., VRDO, LIQ: TD Bank NA, 1.69%, 3/7/2019 (b)	9,275	9,275

		464,140

SEE NOTES TO FINANCIAL STATEMENTS.

60	J.P. MORGAN MONEY MARKET FUNDS	FEBRUARY 28, 2019

INVESTMENTS (a)	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued

Ohio — 1.0%

City of Blue Ash, Economic Development, Ursuline Academy of Cincinnati Project Series 2008, Rev., VRDO, LOC: PNC Bank NA, 1.75%, 3/7/2019 (b)	300	300

City of Cleveland, Airport System Series D, Rev., VRDO, LOC: U.S. Bank NA, 1.71%, 3/7/2019 (b)	5,175	5,175

Columbus Regional Airport Authority, Flightsafety International Inc., Project Series B, Rev., VRDO, 1.80%, 3/7/2019 (b)	22,170	22,170

County of Cleveland-Cuyahoga, Port Authority Cultural Facility, Museum of Art Project Series B, Rev., VRDO, LIQ: PNC Bank NA, 1.73%, 3/7/2019 (b)	20,000	20,000

County of Franklin, Hospital Facilities, OhioHealth Corp. Series C, Rev., VRDO, 1.72%, 3/7/2019 (b)	7,100	7,100

County of Hamilton, Hospital Facilities, Elizabeth Gamble Deaconess Home Association

Series A, Rev., VRDO, LOC: Northern Trust Co., 1.73%, 3/7/2019 (b)	14,550	14,550

Series B, Rev., VRDO, LOC: PNC Bank NA, 1.73%, 3/7/2019 (b)	10,500	10,500

County of Montgomery, Hospital Facilities, Premier Health Partners Obligated Group Series 2016-E, Rev., VRDO, LOC: Barclays Bank plc, 1.72%, 3/1/2019 (b)	18,915	18,915

Hamilton County, Sewer System, Metropolitan Sewer District of Greater Cincinnati Series 2018-Z, Rev., VRDO, 1.74%, 3/7/2019 (b)	20,000	20,000

Ohio Higher Educational Facility Commission, Hospital, Cleveland Clinic Health System

Series B-4, Rev., VRDO, LIQ: Barclays Bank plc, 1.69%, 3/1/2019 (b)	14,030	14,030

Series 2013-B-2, Rev., VRDO, LIQ: Bank of New York Mellon, 1.74%, 3/1/2019 (b)	6,550	6,550

RBC Municipal Products, Inc. Trust, Floater Certificates Series E-119, Rev., VRDO, LOC: Royal Bank of Canada, 1.77%, 3/7/2019 (b) (c)	15,000	15,000

State of Ohio, University Hospitals Health System, Inc. Series 2018-B, Rev., VRDO, LOC: PNC Bank NA, 1.75%, 3/7/2019 (b)	12,245	12,245

		166,535

Oregon — 0.4%

Clackamas County Hospital Facility Authority, Legacy Health System Series B, Rev., VRDO, LOC: U.S. Bank NA, 1.68%, 3/7/2019 (b)	15,450	15,450

INVESTMENTS (a)	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Oregon — continued

Oregon Health and Science University

Series B-3, Rev., VRDO, LOC: U.S. Bank NA, 1.71%, 3/1/2019 (b)	7,500	7,500

Series C, Rev., VRDO, LOC: U.S. Bank NA, 1.71%, 3/1/2019 (b)	9,665	9,665

State of Oregon, Facilities Authority, PeaceHealth Series B, Rev., VRDO, LOC: TD Bank NA, 1.68%, 3/1/2019 (b)	24,450	24,450

		57,065

Other — 0.9%

FHLMC, Multi-Family Housing

Series M015, Class A, Rev., VRDO, FHLMC, LIQ: FHLMC, 1.79%, 3/7/2019 (b)	5,715	5,715

Series M019, Class A, Rev., VRDO, FHLMC, LIQ: FHLMC, 1.79%, 3/7/2019 (b)	33,471	33,471

Series M020, Class A, Rev., VRDO, FHLMC, LIQ: FHLMC, 1.79%, 3/7/2019 (b)	17,521	17,521

Series M021, Class A, Rev., VRDO, FHLMC, LIQ: FHLMC, 1.79%, 3/7/2019 (b)	46,325	46,325

Series M024, Class A, Rev., VRDO, FHLMC, LIQ: FHLMC, 1.79%, 3/7/2019 (b)	12,340	12,340

Series M025, Class A, Rev., VRDO, FHLMC, LIQ: FHLMC, 1.80%, 3/7/2019 (b)	19,975	19,975

Series M026, Class A, Rev., VRDO, FHLMC, LIQ: FHLMC, 1.80%, 3/7/2019 (b)	11,105	11,105

SunAmerica Taxable Trust Series 2, Class A, Rev., VRDO, FHLMC, LOC: FHLMC, 1.80%, 3/7/2019 (b)	1,520	1,520

		147,972

Pennsylvania — 3.1%

Allegheny County Higher Education Building Authority Series 2008-A, Rev., VRDO, LIQ: Bank of New York Mellon, 1.68%, 3/1/2019 (b)	3,450	3,450

Bucks County IDA, Grand View Hospital

Series A, Rev., VRDO, LOC: TD Bank NA, 1.69%, 3/7/2019 (b)	400	400

Series B, Rev., VRDO, LOC: PNC Bank NA, 1.73%, 3/7/2019 (b)	20,300	20,300

City of Philadelphia, Gas Works, 1998 General Ordinance, Eight

Series B, Rev., VRDO, LOC: Wells Fargo Bank NA, 1.73%, 3/7/2019 (b)	18,115	18,115

Series D, Rev., VRDO, LOC: Royal Bank of Canada, 1.73%, 3/7/2019 (b)	12,900	12,900

Series E, Rev., VRDO, LOC: PNC Bank NA, 1.73%, 3/7/2019 (b)	24,770	24,770

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2019	J.P. MORGAN MONEY MARKET FUNDS	61

JPMorgan Tax Free Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2019 (continued)

INVESTMENTS (a)	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued

Pennsylvania — continued

County of Allegheny

Series C, GO, VRDO, LOC: PNC Bank NA, 1.73%, 3/7/2019 (b)	33,775	33,775

Series C-51, GO, VRDO, LOC: PNC Bank NA, 1.73%, 3/7/2019 (b)	12,000	12,000

Fayette County Hospital Authority, Regional Health System Series A, Rev., VRDO, LOC: PNC Bank NA, 1.73%, 3/7/2019 (b)	25,895	25,895

Lackawanna County Multi-Purpose Stadium Authority, Hotel Room Rental Tax Rev., VRDO, LOC: PNC Bank NA, 1.73%, 3/7/2019 (b)	15,540	15,540

Montgomery County Redevelopment Authority, Multi-Family Housing, Brookside Manors Apartments Project

Series A, Rev., VRDO, FNMA, LOC: FNMA, 1.74%, 3/7/2019 (b)	18,910	18,910

Series A-T2, Rev., VRDO, FNMA, LOC: FNMA, 1.74%, 3/7/2019 (b)	1,390	1,390

Montgomery County Redevelopment Authority, Multi-Family Housing, Kingswood Apartments Project Series A, Rev., VRDO, FNMA, LOC: FNMA, 1.80%, 3/7/2019 (b)	17,080	17,080

Pennsylvania Higher Educational Facilities Authority, Susquehanna University Rev., VRDO, LOC: PNC Bank NA, 1.73%, 3/7/2019 (b)	2,400	2,400

Philadelphia Authority, Industrial Development Multi-Modal Lease Series B-3, Rev., VRDO, LOC: PNC Bank NA, 1.73%, 3/7/2019 (b)	28,305	28,305

RBC Municipal Products, Inc. Trust, Floater Certificates

Series E-110, Rev., VRDO, LOC: Royal Bank of Canada, 1.75%, 3/1/2019 (b) (c)	40,000	40,000

Series E-111, Rev., VRDO, LOC: Royal Bank of Canada, 1.75%, 3/1/2019 (b) (c)	160,095	160,095

Series E-101, Rev., VRDO, LOC: Royal Bank of Canada, 1.77%, 3/7/2019 (b) (c)	72,250	72,250

Tender Option Bond Trust Receipts/Certificates Series 2019-ZF2779, Rev., VRDO, LIQ: Barclays Bank plc, 1.77%, 3/7/2019 (b) (c)	5,070	5,070

		512,645

Rhode Island — 0.3%

Rhode Island Health and Educational Building Corp., Educational Institution, International Institute of Rhode Island Rev., VRDO, LOC: Bank of America NA, 1.81%, 3/7/2019 (b)	1,475	1,475

INVESTMENTS (a)	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Rhode Island — continued

Rhode Island Health and Educational Building Corp., Higher Education Facilities, Roger Williams University Issue Series 2008 B, Rev., VRDO, LOC: U.S. Bank NA, 1.71%, 3/7/2019 (b)	31,210	31,210

Rhode Island Health and Educational Building Corp., Higher Education Facility, Rhode Island School of Design Issue Series 2008 B, Rev., VRDO, LOC: TD Bank NA, 1.69%, 3/7/2019 (b)	7,045	7,045

Rhode Island Housing and Mortgage Finance Corp., Multi-Family Housing, Sutterfield Project Rev., VRDO, FHLMC, LOC: FHLMC, 1.81%, 3/7/2019 (b)	7,000	7,000

Rhode Island Industrial Facilities Corp., Marine Terminal, ExxonMobil Project Rev., VRDO, 1.67%, 3/1/2019 (b)	450	450

Tender Option Bond Trust Receipts/Certificates Series 2018-XF2559, Rev., VRDO, LIQ: Citibank NA, 1.77%, 3/7/2019 (b) (c)	9,000	9,000

		56,180

South Carolina — 0.4%

Greenville County School District Series C, GO, SCSDE, 5.00%, 6/1/2019	56,675	57,120

Tennessee — 1.1%

Clarksville Public Building Authority, Pooled Financing, Tennessee Municipal Bond Fund Rev., VRDO, LOC: Bank of America NA, 1.74%, 3/1/2019 (b)	39,030	39,030

Greeneville Health and Educational Facilities Board, Ballad Health Series B, Rev., VRDO, LOC: U.S. Bank NA, 1.72%, 3/7/2019 (b)	57,900	57,900

Metropolitan Government of Nashville and Davidson County Industrial Development Board, Multifamily Housing, Arbor Knoll Series A, Rev., VRDO, FNMA, LOC: FNMA, 1.74%, 3/7/2019 (b)	13,400	13,400

Tender Option Bond Trust Receipts/Certificates Series 2018-BAML5001, Rev., VRDO, LIQ: Bank of America NA, 1.78%, 3/7/2019 (b) (c)	72,830	72,830

		183,160

Texas — 8.0%

Bexar County Housing Finance Authority, Multi-Family Housing, Altamonte Apartment Projects Rev., VRDO, FNMA, LOC: FNMA, 1.81%, 3/7/2019 (b)	8,300	8,300

SEE NOTES TO FINANCIAL STATEMENTS.

62	J.P. MORGAN MONEY MARKET FUNDS	FEBRUARY 28, 2019

INVESTMENTS (a)	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued

Texas — continued

City of Austin, Airport System Subseries 2005-4, Rev., VRDO, AGM, LOC: Sumitomo Mitsui Banking Corp., 1.80%, 3/7/2019 (b)	21,760	21,760

City of Austin, Texas Hotel Occupancy Tax Series A, Rev., VRDO, LOC: Citibank NA, 1.74%, 3/7/2019 (b)	17,425	17,425

City of Austin, Water and Wastewater System Rev., VRDO, LOC: Barclays Bank plc, 1.75%, 3/7/2019 (b)	48,000	48,000

City of Houston, Combined Utility System, First Lien

Series 2004B-3, Rev., VRDO, LOC: Sumitomo Mitsui Banking Corp., 1.76%, 3/7/2019 (b)	10,600	10,600

Series B-2, Rev., VRDO, LOC: Citibank NA, 1.76%, 3/7/2019 (b)	21,000	21,000

Series B-4, Rev., VRDO, LOC: Bank of Tokyo-Mitsubishi UFJ Ltd., 1.76%, 3/7/2019 (b)	24,450	24,450

County of Harris, Cultural Education Facilities Finance Corp., Hospital, Memorial Hermann Health System Rev., VRDO, 1.75%, 3/7/2019 (b)	25,000	25,000

County of Harris, Industrial Development Corp., Pollution Control Series A, Rev., VRDO, 1.72%, 3/1/2019 (b)	17,700	17,700

County of Harris, Industrial Development Corp., Pollution Control, Exxon Corp. Series B, Rev., VRDO, 1.72%, 3/1/2019 (b)	16,200	16,200

County of Jefferson, Port of Port Arthur Navigation District, Fina Oil and Chemical Co. Project Rev., VRDO, 1.82%, 3/7/2019 (b)	10,600	10,600

Gulf Coast Waste Disposal Authority, Environmental Facilities, American Acryl LP Project Series 2003, Rev., VRDO, LOC: Bank of Tokyo-Mitsubishi UFJ Ltd., 1.84%, 3/7/2019 (b)	12,000	12,000

Gulf Coast Waste Disposal Authority, Environmental Facilities, ExxonMobil Project Rev., VRDO, 1.72%, 3/1/2019 (b)	1,780	1,780

Harris County Cultural Education Facilities Finance Corp., Memorial Hermann Health System

Rev., VRDO, 1.75%, 3/7/2019 (b)	26,865	26,865

Series D, Rev., VRDO, 1.75%, 3/7/2019 (b)	18,500	18,500

Lower Neches Valley Authority Industrial Development Corp., Exempt Facilities Subseries B-2, Rev., VRDO, 1.72%, 3/1/2019 (b)	6,700	6,700

INVESTMENTS (a)	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Texas — continued

Lower Neches Valley Authority Industrial Development Corp., ExxonMobil Project

Series A, Rev., VRDO, 1.67%, 3/1/2019 (b)	25,030	25,030

Series A-2, Rev., VRDO, 1.67%, 3/1/2019 (b)	1,300	1,300

Subseries A-3, Rev., VRDO, 1.67%, 3/1/2019 (b)	100	100

Series B, Rev., VRDO, 1.72%, 3/1/2019 (b)	20,205	20,205

Rev., VRDO, 1.70%, 3/1/2019 (b)	4,250	4,250

Series 2011, Rev., VRDO, 1.73%, 3/1/2019 (b)	23,400	23,400

North Texas Tollway Authority Series 2016-XG0036, Rev., VRDO, LIQ: Citibank NA, 1.77%, 3/7/2019 (b) (c)	6,750	6,750

Port of Port Arthur Navigation District, Pollution Control Rev., VRDO, 1.72%, 3/1/2019 (b)	10,700	10,700

State of Texas

GO, VRDO, LIQ: FHLB, 1.75%, 3/7/2019 (b)	104,905	104,905

Series 2016, GO, VRDO, LIQ: Landesbank Hessen-Thueringen, 1.78%, 3/7/2019 (b)	43,495	43,495

Rev., TRAN, 4.00%, 8/29/2019	247,890	250,364

State of Texas, Veterans Series 2010C, GO, VRDO, LIQ: State Street Bank & Trust, 1.79%, 3/7/2019 (b)	13,520	13,520

State of Texas, Veterans Housing Assistance Program

Series 2008-B, GO, VRDO, LIQ: State Street Bank & Trust, 1.79%, 3/7/2019 (b)	27,705	27,705

Series 2001-C2, GO, VRDO, LIQ: State Street Bank & Trust, 1.83%, 3/7/2019 (b)	23,670	23,670

Series 2004-A, GO, VRDO, LIQ: State Street Bank & Trust, 1.83%, 3/7/2019 (b)	21,315	21,315

Series 2007-A, GO, VRDO, LIQ: State Street Bank & Trust, 1.83%, 3/7/2019 (b)	27,930	27,930

Series 2008-A, GO, VRDO, LIQ: State Street Bank & Trust, 1.83%, 3/7/2019 (b)	29,415	29,415

Tarrant County Cultural Education Facilities Finance Corp.

Series 2017-A, Rev., VRDO, 1.73%, 3/7/2019 (b)	18,000	18,000

Series 2017-B, Rev., VRDO, 1.75%, 3/7/2019 (b)	55,735	55,735

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2019	J.P. MORGAN MONEY MARKET FUNDS	63

JPMorgan Tax Free Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2019 (continued)

INVESTMENTS (a)	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued

Texas — continued

Series C-2, Rev., VRDO, LOC: Bank of New York Mellon, 1.78%, 3/7/2019 (b)	20,200	20,200

Tarrant County Cultural Education Facilities Finance Corp., Methodist Hospitals of Dallas Project Series A, Rev., VRDO, LOC: TD Bank NA, 1.68%, 3/1/2019 (b)	27,910	27,910

Tarrant County Cultural Education Facilities Finance Corp., Texas Health Resources System

Series 2008-C, Rev., VRDO, 1.73%, 3/7/2019 (b)	35,900	35,900

Series 2012-B, Rev., VRDO, 1.73%, 3/7/2019 (b)	34,000	34,000

Series A, Rev., VRDO, 1.73%, 3/7/2019 (b)	46,860	46,860

Tender Option Bond Trust Receipts/Certificates

Series 2018-XM0685, Rev., VRDO, LIQ: Citibank NA, 1.76%, 3/7/2019 (b) (c)	34,815	34,815

Series 2018-E-128, Rev., VRDO, LOC: Royal Bank of Canada, 1.77%, 3/7/2019 (b) (c)	25,000	25,000

Series 2018-XF2669, Rev., VRDO, LIQ: Citibank NA, 1.77%, 3/7/2019 (b) (c)	17,820	17,820

Series 2018-XG0193, Rev., VRDO, GNMA COLL, LIQ: Royal Bank of Canada, 1.77%, 3/7/2019 (b) (c)	4,000	4,000

Series 2015-XM0071, Rev., VRDO, AGM, LIQ: Bank of America NA, 1.80%, 3/7/2019 (b) (c)	1,360	1,360

Texas Department of Housing and Community Affairs, Multi-Family Housing, Terraces at Cibolo Rev., VRDO, LOC: Citibank NA, 1.80%, 3/7/2019 (b)	4,600	4,600

Texas Department of Housing and Community Affairs, Multi-Family Housing, Timber Point Apartments Project Series A-1, Rev., VRDO, FHLMC, LOC: FHLMC, 1.80%, 3/7/2019 (b)	740	740

Texas Transportation Commission, State Highway Fund, First Tier Series B1, Rev., VRDO, LIQ: Sumitomo Mitsui Banking Corp., 1.77%, 3/7/2019 (b)	18,090	18,090

University of Texas System Series B, Rev., VRDO, LIQ: University of Texas Investment Management Co., 1.70%, 3/7/2019 (b)	59,960	59,960

		1,325,924

INVESTMENTS (a)	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Utah — 1.4%

Central Utah Water Conservancy District Series A, Rev., VRDO, LIQ: Landesbank Hessen-Thueringen, 1.77%, 3/7/2019 (b)	23,700	23,700

City of Murray, IHC Health Services Series D, Rev., VRDO, LIQ: Wells Fargo Bank NA, 1.70%, 3/1/2019 (b)	1,420	1,420

County of Utah Hospital, IHC Health Services, Inc.

Series C, Rev., VRDO, LIQ: U.S. Bank NA, 1.68%, 3/7/2019 (b)	27,650	27,650

Series D, Rev., VRDO, LIQ: U.S. Bank NA, 1.68%, 3/7/2019 (b)	31,235	31,235

Series B, Rev., VRDO, LIQ: U.S. Bank NA, 1.71%, 3/7/2019 (b)	8,625	8,625

Series C, Rev., VRDO, LIQ: U.S. Bank NA, 1.71%, 3/7/2019 (b)	10,100	10,100

Series C, Rev., VRDO, LIQ: BMO Harris Bank NA, 1.72%, 3/7/2019 (b)	95,440	95,440

Utah Housing Finance Agency, Single Family Mortgage

Series F-2, Class I, Rev., VRDO, LIQ: FHLMC, 1.76%, 3/7/2019 (b)	2,625	2,625

Series D-1, Rev., VRDO, LIQ: FHLMC, 1.84%, 3/7/2019 (b)	2,325	2,325

Series E-1, Class I, Rev., VRDO, LIQ: FHLMC, 1.84%, 3/7/2019 (b)	2,425	2,425

Utah Water Finance Agency Series B-2, Rev., VRDO, LIQ: Landesbank Hessen-Thueringen, 1.77%, 3/7/2019 (b)	25,000	25,000

		230,545

Virginia — 1.2%

Albermarle County Economic Development Authority, Virginia Hospital Facilities, Sentara Martha Jefferson Hospital Series A, Rev., VRDO, LIQ: TD Bank NA, 1.74%, 3/7/2019 (b)	15,880	15,880

County of Loudon, IDA, Multi-Modal, Howard Huges Medical Institute Series B, Rev., VRDO, 1.75%, 3/7/2019 (b)	300	300

Fairfax County Industrial Development Authority, Virginia Health Care, Inova Health System Project Rev., VRDO, 1.74%, 3/7/2019 (b)	25,000	25,000

Loudoun County Economic Development Authority

Series A, Rev., VRDO, 1.73%, 3/7/2019 (b)	6,750	6,750

Series C, Rev., VRDO, 1.75%, 3/7/2019 (b)	18,570	18,570

SEE NOTES TO FINANCIAL STATEMENTS.

64	J.P. MORGAN MONEY MARKET FUNDS	FEBRUARY 28, 2019

INVESTMENTS (a)	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued

Virginia — continued

Loudoun County IDA, Howard Hughes Medical Institute

Series D, Rev., VRDO, 1.75%, 3/7/2019 (b)	21,350	21,350

Series E, Rev., VRDO, 1.75%, 3/7/2019 (b)	20,500	20,500

Loudoun County Sanitation Authority, Water and Sewer System Rev., VRDO, LIQ: Bank of America NA, 1.72%, 3/7/2019 (b)	5,895	5,895

Tender Option Bond Trust Receipts/Certificates Series 2018-ZF2714, Rev., VRDO, LIQ: Morgan Stanley Bank, 1.77%, 3/7/2019 (b) (c)	7,000	7,000

Virginia College Building Authority, Educational Facilities, University of Richmond Project Series 2004, Rev., VRDO, LIQ: U.S. Bank NA, 1.72%, 3/7/2019 (b)	9,975	9,975

Virginia Small Business Financing Authority, Carilion Clinic Obligated Group

Series 2008A, Rev., VRDO, LOC: PNC Bank NA, 1.72%, 3/7/2019 (b)	40,000	40,000

Series 2008B, Rev., VRDO, LOC: Wells Fargo Bank NA, 1.72%, 3/7/2019 (b)	30,000	30,000

		201,220

Washington — 1.1%

Chelan County Public Utility District No.1 Series B, Rev., VRDO, LIQ: Barclays Bank plc, 1.74%, 3/7/2019 (b)	17,000	17,000

County of King, Junior Lien, Sewer Series B, Rev., VRDO, LOC: Landesbank Hessen-Thueringen, 1.74%, 3/7/2019 (b)	22,000	22,000

Port of Seattle, Subordinate Lien Series 1997, Rev., VRDO, LOC: Bank of America NA, 1.79%, 3/7/2019 (b)	7,330	7,330

Tender Option Bond Trust Receipts/Certificates Series 2018-XF2718, Rev., VRDO, LIQ: Morgan Stanley Bank, 1.77%, 3/7/2019 (b) (c)	8,800	8,800

Washington State Housing Finance Commission, Local 82 — JATC Educational Development Trust Project Rev., VRDO, LOC: U.S. Bank NA, 1.80%, 3/1/2019 (b)	1,375	1,375

Washington State Housing Finance Commission, Multi-Family Housing, Barkley Ridge Apartments Series A, Rev., VRDO, FHLMC, LOC: FHLMC, 1.81%, 3/7/2019 (b)	9,985	9,985

Washington State Housing Finance Commission, Multi-Family Housing, Merrill Gardens at University Village Project Series A, Rev., VRDO, FNMA, LOC: FNMA, 1.79%, 3/7/2019 (b)	23,540	23,540

INVESTMENTS (a)	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Washington — continued

Washington State Housing Finance Commission, Multi-Family Housing, Queen Anne Project Series A, Rev., VRDO, FNMA, LOC: FNMA, 1.79%, 3/7/2019 (b)	27,180	27,180

Washington State Housing Finance Commission, Multi-Family Housing, Seasons Apartments Project Rev., VRDO, FNMA, LOC: FNMA, 1.80%, 3/7/2019 (b)	13,375	13,375

Washington State Housing Finance Commission, Multi-Family Housing, The New Haven Apartments Project Rev., VRDO, FNMA, LOC: FNMA, 1.74%, 3/7/2019 (b)	17,400	17,400

Washington State Housing Finance Commission, Multi-Family Housing, Urban Center Apartments Project Series 2012, Rev., VRDO, FHLMC, LOC: FHLMC, 1.75%, 3/7/2019 (b)	24,205	24,205

Washington State Housing Finance Commission, Vintage Spokane Project Series A, Rev., VRDO, FNMA, LOC: FNMA, 1.79%, 3/7/2019 (b)	15,095	15,095

		187,285

West Virginia — 0.1%

West Virginia Hospital Finance Authority, University Health System Series 2018-D, Rev., VRDO, LOC: PNC Bank NA, 1.73%, 3/7/2019 (b)	9,170	9,170

Wisconsin — 0.6%

Wisconsin Health & Educational Facilities Authority, Marshfield Clinic Health System, Inc. Series 2018B, Rev., VRDO, LOC: Barclays Bank plc, 1.74%, 3/7/2019 (b)	36,500	36,500

Wisconsin Health and Educational Facilities Authority, Medical College Series B, Rev., VRDO, LOC: U.S. Bank NA, 1.71%, 3/1/2019 (b)	54,450	54,450

Wisconsin Housing and EDA, Home Ownership Series C, Rev., VRDO, LIQ: Royal Bank of Canada, 1.75%, 3/7/2019 (b)	11,205	11,205

		102,155

Wyoming — 0.3%

County of Sublette, Wyoming Pollution Control, Exxonmobile Project Rev., VRDO, 1.72%, 3/1/2019 (b)	33,700	33,700

Wyoming Community Development Authority

Series 2, Rev., VRDO, LIQ: Royal Bank of Canada, 1.75%, 3/7/2019 (b)	9,750	9,750

Series 2, Rev., VRDO, LIQ: RBC Capital Markets, 1.78%, 3/7/2019 (b)	9,000	9,000

		52,450

Total Municipal Bonds (Cost $12,862,552)		12,862,552

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2019	J.P. MORGAN MONEY MARKET FUNDS	65

JPMorgan Tax Free Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2019 (continued)

INVESTMENTS (a)	SHARES (000)	VALUE ($000)
Variable Rate Demand Preferred Shares — 7.8%

California — 1.9%

Nuveen California AMT-Free Quality Municipal Income Fund

Series 3, LIQ: TD Bank NA, 1.74%, 3/7/2019 # (c)	26,500	26,500

Series 6, LIQ: Sumitomo Mitsui Banking Corp., 1.75%, 3/7/2019 # (c)	30,000	30,000

Nuveen California Quality Municipal Income Fund

Series 3, LIQ: TD Bank NA, 1.83%, 3/7/2019 # (c)	26,800	26,800

Series 1, LIQ: Societe Generale, 1.88%, 3/7/2019 # (c)	59,200	59,200

Series 4, LIQ: Royal Bank of Canada, 1.88%, 3/7/2019 # (c)	58,500	58,500

Series 7, LIQ: Royal Bank of Canada, 1.88%, 3/7/2019 # (c)	21,000	21,000

Series 2, LIQ: Citibank NA, 1.89%, 3/7/2019 # (c)	27,500	27,500

Series 6, LIQ: Citibank NA, 1.89%, 3/7/2019 # (c)	67,600	67,600

		317,100

New York — 0.8%

Nuveen New York AMT-Free Quality Municipal Income Fund

Series 5, LIQ: TD Bank NA, 1.78%, 3/7/2019 # (c)	40,000	40,000

Series 1, LIQ: Citibank NA, 1.80%, 3/7/2019 # (c)	28,600	28,600

Series 2, LIQ: Citibank NA, 1.80%, 3/7/2019 # (c)	47,400	47,400

Series 3, LIQ: Citibank NA, 1.80%, 3/7/2019 # (c)	8,500	8,500

		124,500

Other — 5.1%

Nuveen AMT-Free Municipal Credit Income Fund

Series 4, LIQ: Citibank NA, 1.82%, 3/7/2019 # (c)	106,000	106,000

Series 5, LIQ: Societe Generale, 1.82%, 3/7/2019 # (c)	147,000	147,000

Series 6, LIQ: Sumitomo Mitsui Banking Corp., 1.82%, 3/7/2019 # (c)	133,300	133,300

Nuveen AMT-Free Quality Municipal Income Fund

Series 3, LIQ: TD Bank NA, 1.79%, 3/7/2019 # (c)	153,500	153,500

Series 2, LIQ: Citibank NA, 1.82%, 3/7/2019 # (c)	92,000	92,000

Series 4, LIQ: Barclays Bank plc, 1.82%, 3/7/2019 # (c)	11,900	11,900

INVESTMENTS (a)	SHARES (000)	VALUE ($000)

Other — continued

Series 5, LOC: Sumitomo Mitsui Banking Corp., 1.83%, 3/7/2019 # (c)	30,000	30,000

Nuveen Quality Municipal Income Fund

Series 1, LIQ: Barclays Bank plc, 1.89%, 3/7/2019 # (c)	26,600	26,600

Series 2, LIQ: Barclays Bank plc, 1.89%, 3/7/2019 # (c)	151,900	151,900

		852,200

Total Variable Rate Demand Preferred Shares (Cost $1,293,800)		1,293,800

	PRINCIPAL AMOUNT ($000)
Short-Term Investments — 14.8%

Commercial Paper — 14.8%

Alachua County Health Facilities Authority 1.65%, 3/5/2019	21,240	21,240

California Statewide Communities Development Authority

1.86%, 3/13/2019	48,750	48,750

1.86%, 3/13/2019	6,250	6,250

1.73%, 7/11/2019	25,000	25,000

1.73%, 7/11/2019	19,000	19,000

1.73%, 7/11/2019	23,000	23,000

California Statewide Communities Development Authority, Kaiser Permanent

1.77%, 6/5/2019	15,000	15,000

1.80%, 7/10/2019	20,000	20,000

City of Houston 1.75%, 3/13/2019	10,000	10,000

City of Memphis 1.61%, 3/5/2019	19,000	19,000

City of Rochester, Health Care Facilities, Mayo Clinic

1.65%, 3/5/2019	20,000	20,000

1.64%, 3/7/2019	68,000	68,000

1.65%, 4/3/2019	90,000	90,000

1.70%, 6/4/2019	50,000	50,000

County of Hillsborough 1.60%, 3/14/2019	10,000	10,000

County of Miami-Dade 1.87%, 5/2/2019	70,000	70,000

County of York, National Rural Utilities Cooperative Finance Corp.

1.62%, 3/1/2019	35,000	35,000

1.62%, 3/1/2019	22,500	22,500

1.62%, 3/1/2019	7,150	7,150

Curators of University of Missouri 1.67%, 5/6/2019	34,640	34,640

SEE NOTES TO FINANCIAL STATEMENTS.

66	J.P. MORGAN MONEY MARKET FUNDS	FEBRUARY 28, 2019

INVESTMENTS (a)	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Short-Term Investments — continued

Commercial Paper — continued

District of Columbia

1.95%, 3/4/2019	50,000	50,000

1.80%, 4/3/2019	100,000	100,000

Health and Educational Facilities Authority of the State of Missouri

1.84%, 3/13/2019	45,000	45,000

1.64%, 4/8/2019	50,000	50,000

1.85%, 6/20/2019	50,000	50,000

1.85%, 6/20/2019	45,000	45,000

Illinois Finance Authority

1.85%, 5/23/2019	10,000	10,000

1.85%, 5/23/2019	22,200	22,200

Indiana State Finance Authority 1.62%, 3/18/2019	86,570	86,570

Jacksonville Health Care Authority

1.53%, 3/6/2019	15,000	15,000

1.70%, 6/4/2019	105,000	105,000

Las Vegas Valley Water District 1.62%, 3/5/2019	135,000	135,000

Massachusetts Health & Educational Facilities Authority

1.67%, 5/2/2019	19,490	19,490

1.67%, 5/6/2019	19,585	19,585

Metropolitan Government of Nashville & Davidson County, Water & Sewer 1.63%, 4/5/2019	25,000	25,000

Michigan State Building Authority 1.64%, 6/13/2019	96,590	96,590

Omaha Public Power District, Electric System

1.60%, 3/18/2019	14,300	14,300

1.68%, 5/10/2019	15,000	15,000

Private Colleges & Universities Authority, Emory University 1.67%, 5/2/2019	18,811	18,811

Regents of the University of Michigan 1.63%, 4/3/2019	39,760	39,760

Regents of the University of Minnesota 1.62%, 3/6/2019	35,000	35,000

San Antonio Electric & Gas 1.75%, 6/5/2019	50,000	50,000

Southwestern Illinois Development Authority, Health Facilities 1.84%, 4/2/2019	39,870	39,870

State of Maryland, Health & Higher Educational Facilities Authority

1.60%, 3/4/2019	12,758	12,758

1.63%, 4/3/2019	19,000	19,000

State of Texas, Public Finance Authority

1.60%, 3/7/2019	38,750	38,750

1.74%, 3/18/2019	20,450	20,450

INVESTMENTS (a)	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Commercial Paper — continued

State of Wisconsin

1.58%, 3/5/2019	20,000	20,000

1.58%, 3/5/2019	10,636	10,636

1.65%, 3/5/2019	4,511	4,511

1.84%, 3/5/2019	18,230	18,230

University of Massachusetts Building Authority 1.85%, 3/13/2019	23,585	23,585

University of Minnesota

1.62%, 3/4/2019	22,750	22,750

1.64%, 3/5/2019	10,000	10,000

1.62%, 4/3/2019	24,800	24,800

1.62%, 4/3/2019	13,200	13,200

University of Texas System

1.62%, 3/4/2019	25,000	25,000

1.64%, 3/6/2019	25,000	25,000

1.63%, 3/7/2019	25,000	25,000

1.64%, 3/8/2019	22,520	22,520

1.64%, 3/8/2019	25,000	25,000

1.83%, 3/8/2019	25,000	25,000

1.57%, 3/15/2019	12,740	12,740

1.60%, 4/16/2019	20,000	20,000

1.60%, 4/17/2019	25,000	25,000

1.60%, 4/18/2019	20,000	20,000

1.61%, 5/2/2019	24,080	24,080

1.61%, 5/3/2019	25,000	25,000

1.61%, 5/3/2019	25,000	25,000

1.66%, 5/6/2019	15,500	15,500

1.68%, 5/7/2019	25,000	25,000

1.80%, 5/15/2019	17,000	17,000

1.80%, 5/16/2019	15,000	15,000

1.81%, 5/23/2019	25,000	25,000

1.70%, 5/29/2019	25,000	25,000

1.65%, 6/4/2019	25,000	24,997

1.70%, 6/4/2019	19,500	19,500

1.70%, 6/6/2019	20,000	20,000

1.70%, 7/8/2019	22,336	22,336

Total Commercial Paper (Cost $2,449,049)		2,449,049

Total Short-Term Investments (Cost $2,449,049)		2,449,049

Total Investments — 100.2% (Cost $16,605,401)*		16,605,401
Liabilities in Excess of Other Assets — (0.2%)		(37,591)

NET ASSETS — 100.0%		16,567,810

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2019	J.P. MORGAN MONEY MARKET FUNDS	67

JPMorgan Tax Free Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2019 (continued)

Abbreviations
AGC	Insured by Assured Guaranty Corp.
AGM	Insured by Assured Guaranty Municipal Corp.
AMBAC	Insured by American Municipal Bond Assurance Corp.
AMT	Alternative Minimum Tax
BAN	Bond Anticipation Note
BHAC	Insured by Berkshire Hathaway Assurance Corp.
COLL	Collateral
CONS	Consolidated Bonds
COP	Certificate of Participation
CR	Custodial Receipts
EAGLE	Earnings of accrual generated on local tax-exempt securities
EDA	Economic Development Authority
FHLB	Federal Home Loan Bank
FHLMC	Federal Home Loan Mortgage Corp.
FNMA	Federal National Mortgage Association
FSA	Insured by Financial Security Assurance, Inc.
GNMA	Government National Mortgage Association
GO	General Obligation
IDA	Industrial Development Authority
LIQ	Liquidity Agreement
LOC	Letter of Credit
MTA	Metropolitan Transportation Authority
NATL	Insured by National Public Finance Guarantee Corp.

PCR	Pollution Control Revenue
RAN	Revenue Anticipation Note
RE	Reinsured
Rev.	Revenue
SCSDE	South Carolina School District Enhancement
TAN	Tax Anticipation Note
TRAN	Tax & Revenue Anticipation Note
VRDO	Variable Rate Demand Obligation. The interest rate shown is the rate in effect as of February 28, 2019.

(a)	The date shown represents the earliest of the next put date, next demand date or final maturity date.
(b)	Variable or floating rate security, the interest rate of which adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. The interest rate shown is the current rate as of February 28, 2019.
(c)	Securities exempt from registration under Rule 144A or section 4(a)(2), of the Securities Act of 1933, as amended.
(d)	Amount rounds to less than 0.1% of net assets.
#	Variable Rate Demand Preferred Shares of a closed-end investment company which has a weekly demand feature. The interest rate shown is the rate in effect as of February 28, 2019.
*	The cost of securities is substantially the same for federal income tax purposes.

SEE NOTES TO FINANCIAL STATEMENTS.

68	J.P. MORGAN MONEY MARKET FUNDS	FEBRUARY 28, 2019

JPMorgan Municipal Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2019

INVESTMENTS (a)	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — 91.5%

Alabama — 0.6%

Alabama Housing Finance Authority Series 2007-B, Rev., VRDO, LOC: U.S. Bank NA, 1.79%, 3/7/2019 (b)	5,360	5,360

Mobile Downtown Redevelopment Authority, Gulf Opportunity Zone, Austal USA LLC Project Series B, Rev., VRDO, LOC: Societe Generale, 1.78%, 3/7/2019 (b) (c)	3,270	3,270

Tender Option Bond Trust Receipts/Certificates Series 2018-ZF2770, Rev., VRDO, LIQ: Morgan Stanley Bank, 1.77%, 3/7/2019 (b) (c)	9,000	9,000

		17,630

Arizona — 0.3%

Tender Option Bond Trust Receipts/Certificates

Series 2018-ZF2758, Rev., VRDO, LIQ: Barclays Bank plc, 1.80%, 3/7/2019 (b) (c)	3,125	3,125

Series 2018-ZM0615, Rev., VRDO, LIQ: Royal Bank of Canada, 1.82%, 3/7/2019 (b) (c)	7,500	7,500

		10,625

Arkansas — 2.1%

Arkansas Development Finance Authority, Solid Waste Disposal, Waste Management of Ark Project Rev., VRDO, LOC: Bank of America NA, 1.80%, 3/7/2019 (b)	15,000	15,000

City of Osceola, Solid Waste Disposal Rev., VRDO, LOC: Goldman Sachs Bank USA, 1.77%, 3/7/2019 (b)	49,700	49,700

		64,700

California — 1.5%

Alameda County IDA, Plyproperties Project Series A, Rev., VRDO, LOC: Wells Fargo Bank NA, 1.79%, 3/7/2019 (b)	3,705	3,705

California Pollution Control Financing Authority, Solid Waste Disposal, Recology Inc. Project Series 2018-A, Rev., VRDO, LOC: Wells Fargo Bank NA, 1.77%, 3/7/2019 (b) (c)	16,250	16,250

City and County of San Francisco, Multifamily Housing, Transbay Block 8 Tower Apartments Series H-2, Rev., VRDO, LOC: Bank of China, 1.72%, 3/7/2019 (b)	11,300	11,300

Tender Option Bond Trust Receipts/Certificates

Series 2018-XF2724, Rev., VRDO, LIQ: Morgan Stanley Bank, 1.79%, 3/7/2019 (b) (c)	12,000	12,000

Series 2017-ZM0473, Rev., VRDO, LIQ: Royal Bank of Canada, 1.80%, 3/7/2019 (b) (c)	2,600	2,600

		45,855

INVESTMENTS (a)	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Colorado — 2.6%

Colorado Housing and Finance Authority, Multi-Family Housing Rev., VRDO, LOC: U.S. Bank NA, 1.79%, 3/7/2019 (b)	11,205	11,205

Colorado Housing and Finance Authority, Single Family Mortgage Series B-3, Class 1, Rev., VRDO, FHLB, LIQ: FHLMC, 1.78%, 3/7/2019 (b)	680	680

RBC Municipal Products, Inc. Trust, Floater Certificates Series G-24, GO, VRDO, LOC: Royal Bank of Canada, 1.77%, 3/7/2019 (b) (c)	12,500	12,500

Tender Option Bond Trust Receipts/Certificates

Series 2016-ZF0467, Rev., VRDO, LOC: Royal Bank of Canada, 1.81%, 3/7/2019 (b) (c)	52,895	52,895

Series 2018-XG0197, Rev., VRDO, LOC: Bank of America NA, 1.81%, 3/7/2019 (b) (c)	3,250	3,250

		80,530

Connecticut — 1.9%

Connecticut Housing Finance Authority, Housing Mortgage Finance Program Bonds

Subseries C-3, Rev., VRDO, LIQ: TD Bank NA, 1.77%, 3/7/2019 (b)	8,150	8,150

Subseries D-3, Rev., VRDO, GNMA/FNMA/FHLMC, LIQ: TD Bank NA, 1.77%, 3/7/2019 (b)	7,000	7,000

Subseries D-3, Rev., VRDO, LIQ: Bank of Tokyo-Mitsubishi UFJ Ltd., 1.79%, 3/7/2019 (b)	3,500	3,500

Series D, Subseries D-3, Rev., VRDO, LIQ: Bank of Tokyo-Mitsubishi UFJ Ltd., 1.82%, 3/7/2019 (b)	5,900	5,900

Connecticut State Development Authority Rev., VRDO, LOC: Bank of Montreal, 1.77%, 3/7/2019 (b)	30,000	30,000

RBC Municipal Products, Inc. Trust, Floater Certificates Series G-3, GO, VRDO, LOC: Royal Bank of Canada, 1.77%, 3/7/2019 (b) (c)	5,000	5,000

		59,550

Delaware — 1.2%

County of New Castle, Delaware Airport Facility Rev., VRDO, 1.78%, 3/7/2019 (b)	35,880	35,880

District of Columbia — 2.0%

District of Columbia, Pew Charitable Trust Series A, Rev., VRDO, LOC: PNC Bank NA, 1.73%, 3/7/2019 (b)	10,200	10,200

Metropolitan Washington Airports Authority, Airport System Series C, Subseries C-1, Rev., VRDO, LOC: Sumitomo Mitsui Banking Corp., 1.81%, 3/7/2019 (b)	10,200	10,200

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2019	J.P. MORGAN MONEY MARKET FUNDS	69

JPMorgan Municipal Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2019 (continued)

INVESTMENTS (a)	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued

District of Columbia — continued

Metropolitan Washington Airports Authority, Remarketing

Subseries A-2, Rev., VRDO, LOC: Sumitomo Mitsui Banking Corp., 1.77%, 3/7/2019 (b)	9,755	9,755

Subseries A-3, Rev., VRDO, LOC: Sumitomo Mitsui Banking Corp., 1.77%, 3/7/2019 (b)	15,000	15,000

Rib Floater Trust Series 2018-024, Rev., VRDO, LIQ: Barclays Bank plc, 1.80%, 3/7/2019 (b) (c)	9,475	9,475

Tender Option Bond Trust Receipts/Certificates

Series 2019-XF2794, Rev., VRDO, LIQ: Morgan Stanley Bank, 1.79%, 3/7/2019 (b) (c)	3,100	3,100

Series 2017-ZM0554, Rev., VRDO, LIQ: Citibank NA, 1.80%, 3/7/2019 (b) (c)	2,500	2,500

		60,230

Florida — 5.8%

Alachua County Housing Finance Authority, Multi-Family Housing, Brookside Apartments Series A, Rev., VRDO, LOC: FNMA, 1.78%, 3/7/2019 (b)	5,885	5,885

Alachua County Housing Finance Authority, Multi-Family Housing, Santa Apartments Rev., VRDO, LOC: Citibank NA, 1.79%, 3/7/2019 (b)	3,230	3,230

Collier County IDA, Allete, Inc. Project Series 2006, Rev., VRDO, LOC: Wells Fargo Bank NA, 1.80%, 3/7/2019 (b)	26,300	26,300

Collier County IDA, Ave Maria Utility Co. Project Rev., VRDO, LOC: Northern Trust Co., 1.78%, 3/7/2019 (b)	13,665	13,665

Collier County, Housing Finance Authority Series A, Rev., VRDO, FNMA, LOC: FNMA, 1.81%, 3/7/2019 (b)	2,570	2,570

County of Broward, Airtport Facility Series A, Rev., VRDO, LOC: Citibank NA, 1.84%, 3/7/2019 (b)	5,775	5,775

County of Miami-Dade, Seaport Department Series B, Rev., VRDO, LOC: Bank of Tokyo-Mitsubishi UFJ Ltd., 1.84%, 3/7/2019 (b)	19,150	19,150

County of Okeechobee, Landfill, Inc. Project Rev., VRDO, LOC: Wells Fargo Bank NA, 1.80%, 3/7/2019 (b)	15,000	15,000

County of Palm Beach, Florida Schood Board Class A, COP, VRDO, LIQ: Citibank NA, 1.77%, 3/7/2019 (b) (c)	6,590	6,590

INVESTMENTS (a)	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Florida — continued

County of Palm Beach, Special Purpose Facilities, Flight Safety Project Rev., VRDO, 1.78%, 3/7/2019 (b)	18,000	18,000

Florida Housing Finance Corp., Multi-Family Mortgage, Boynton Bay Apartments Series I, Rev., VRDO, LOC: Citibank NA, 1.79%, 3/7/2019 (b)	14,280	14,280

Florida Housing Finance Corp., Multi-Family Mortgage, Riverwalk Apartments Rev., VRDO, LOC: FHLMC, 1.76%, 3/7/2019 (b)	4,750	4,750

Hillsborough County, Housing Finance Authority, Multifamily Housing, Brandywine Apartments Rev., VRDO, LOC: Citibank NA, 1.79%, 3/7/2019 (b)	3,195	3,195

Sumter County IDA, Solid Waste Disposal, American Cement Co., LLC Project Rev., VRDO, LOC: Bank of America NA, 1.90%, 3/7/2019 (b)	16,000	16,000

Tender Option Bond Trust Receipts/Certificates

Series 2018-XG0167, Rev., VRDO, LIQ: Citibank NA, 1.77%, 3/7/2019 (b) (c)	6,135	6,135

Series 2018-ZM0615, Rev., VRDO, LIQ: Citibank NA, 1.77%, 3/7/2019 (b) (c)	7,500	7,500

Series 2018-XL0091, Rev., VRDO, LIQ: Credit Suisse AG, 1.78%, 3/7/2019 (b) (c)	4,000	4,000

Series 2017-ZF2503, Rev., VRDO, LIQ: Citibank NA, 1.80%, 3/7/2019 (b) (c)	3,750	3,750

Series 2018-XM0701, Rev., VRDO, LIQ: Citibank NA, 1.80%, 3/7/2019 (b) (c)	3,400	3,400

		179,175

Georgia — 1.0%

Atkinson/Coffee Counties Joint Development Authority, Solid Waste Disposal, Langboard, Inc. Project Rev., VRDO, LOC: Wells Fargo Bank NA, 1.78%, 3/7/2019 (b)	16,800	16,800

Richmond County Development Authority, Multifamily Housing, Stonegate Club Apartments Project Rev., VRDO, LOC: FNMA, 1.85%, 3/7/2019 (b)	6,925	6,925

Tender Option Bond Trust Receipts/Certificates Series 2017-ZF0589, Rev., VRDO, LIQ: Bank of America NA, 1.78%, 3/7/2019 (b) (c)	3,750	3,750

Valdosta-Lowndes County Industrial Development Authority, Steeda Autosports Project Rev., VRDO, LOC: Bank of America NA, 1.85%, 3/7/2019 (b)	1,830	1,830

		29,305

SEE NOTES TO FINANCIAL STATEMENTS.

70	J.P. MORGAN MONEY MARKET FUNDS	FEBRUARY 28, 2019

INVESTMENTS (a)	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued

Illinois — 1.3%

Chicago Midway International Airport Series C-2, Rev., VRDO, LOC: Bank of Montreal, 1.80%, 3/7/2019 (b)	19,955	19,955

Illinois Educational Facilities Authority, Adler Planetarium Series 1997, Rev., VRDO, LOC: PNC Bank NA, 1.75%, 3/7/2019 (b)	10,000	10,000

Illinois State Toll Highway Authority, Variable Rate Senior Priority Series A-1B, Rev., VRDO, LOC: Landesbank Hessen-Thueringen, 1.78%, 3/7/2019 (b)	5,600	5,600

Tender Option Bond Trust Receipts/Certificates Series 2018-XM0686, Rev., VRDO, LIQ: Bank of America NA, 1.81%, 3/7/2019 (b) (c)	4,160	4,160

		39,715

Indiana — 1.9%

City of Chicago, Gary International Airport Authority, Multi-Modal Special purpose Facility Rev., VRDO, LOC: BMO Harris Bank NA, 1.80%, 3/7/2019 (b)	5,975	5,975

City of Indianapolis, Economic Development, Pine Glen Apartments Project Rev., VRDO, LOC: FHLMC, 1.80%, 3/7/2019 (b)	5,865	5,865

City of Indianapolis, Multi-Family Housing, Nora Commons

Series 2004-A, Rev., VRDO, LOC: U.S. Bank NA, 1.79%, 3/1/2019 (b)	5,890	5,890

Class B, Rev., VRDO, LOC: U.S. Bank NA, 1.82%, 3/7/2019 (b)	630	630

Indiana Finance Authority, Parkview Health System Obligated Group

Series B, Rev., VRDO, LOC: Wells Fargo Bank NA, 1.70%, 3/1/2019 (b)	10,130	10,130

Series D, Rev., VRDO, LOC: Wells Fargo Bank NA, 1.72%, 3/1/2019 (b)	16,220	16,220

Series C, Rev., VRDO, LOC: Sumitomo Mitsui Banking Corp., 1.75%, 3/7/2019 (b)	5,475	5,475

Indiana Finance Authority, Solid Waste Disposal, Four-Leaf Clover Dairy LLC Project Rev., VRDO, LOC: Bank of America NA, 1.84%, 3/7/2019 (b)	4,100	4,100

Indiana Finance Authority, Solid Waste Disposal, New Holland Dairy Leasing Rev., VRDO, LOC: Bank of America NA, 1.84%, 3/7/2019 (b)	1,860	1,860

Tender Option Bond Trust Receipts/Certificates Series 2016-ZF0280, Rev., VRDO, LIQ: TD Bank NA, 1.78%, 3/7/2019 (b) (c)	2,500	2,500

		58,645

INVESTMENTS (a)	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Iowa — 3.3%

Iowa Finance Authority Solid Waste Facilities, Midamerican Energy Co. Project Rev., VRDO, 1.78%, 3/7/2019 (b)	45,800	45,800

Iowa Finance Authority, Industrial Development, Cone Entertainment Project Rev., VRDO, LOC: Wells Fargo Bank NA, 1.78%, 3/7/2019 (b)	4,655	4,655

Iowa Finance Authority, Midwestern Disaster Area, Chrisbro III, Inc. Project Rev., VRDO, 1.80%, 3/7/2019 (b)	30,800	30,800

Iowa Finance Authority, Multi-Family Housing

Series B, Rev., VRDO, LIQ: Wells Fargo Bank NA, 1.77%, 3/7/2019 (b)	7,230	7,230

Series A, Rev., VRDO, LIQ: Wells Fargo Bank NA, 1.82%, 3/7/2019 (b)	3,250	3,250

Iowa Finance Authority, Wellness Facility, Community of MarshallTown Project Rev., VRDO, LOC: Northern Trust Co., 1.78%, 3/7/2019 (b)	7,725	7,725

Tender Option Bond Trust Receipts/Certificates Series 2018-ZM0582, Rev., VRDO, LIQ: Barclays Bank plc, 1.77%, 3/7/2019 (b) (c)	2,550	2,550

		102,010

Kansas — 1.3%

City of Mission, Multi-Family Housing, The Falls Apartments Project Rev., VRDO, LOC: U.S. Bank NA, 1.80%, 3/7/2019 (b)	7,750	7,750

City of Wichita, Kans Airport Facilities Series 2003, Rev., VRDO, 1.78%, 3/7/2019 (b)	20,780	20,780

RBC Municipal Products, Inc. Trust, Floater Certificates Series G-23, GO, VRDO, LOC: Royal Bank of Canada, 1.77%, 3/7/2019 (b) (c)	12,500	12,500

		41,030

Kentucky — 2.6%

County of Carroll, Kentucky Environmental Facilities, Utilities Co. Project

Series 2008-A, Rev., VRDO, LOC: Bank of Tokyo-Mitsubishi UFJ Ltd., 1.82%, 3/7/2019 (b)	6,800	6,800

Series A, Rev., VRDO, LOC: Bank of Tokyo-Mitsubishi UFJ Ltd., 1.85%, 3/7/2019 (b)	7,100	7,100

Kenton County Airport Board, Flight Safety International, Inc. Project Series A, Rev., VRDO, 1.78%, 3/7/2019 (b)	17,900	17,900

Louisville Regional Airport Authority, Special Facilities, UPS Worldwide Forwarding Series A, Rev., VRDO, 1.74%, 3/1/2019 (b)	15,000	15,000

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2019	J.P. MORGAN MONEY MARKET FUNDS	71

JPMorgan Municipal Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2019 (continued)

INVESTMENTS (a)	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued

Kentucky — continued

Louisville Regional Airport Authority, UPS Worldwide Forwarding Series C, Rev., VRDO, 1.81%, 3/1/2019 (b)	28,400	28,400

Maysville Industrial Bldg., Green Tokai Co. Rev., VRDO, LOC: Bank of Tokyo-Mitsubishi UFJ Ltd., 1.84%, 3/7/2019 (b)	5,740	5,740

		80,940

Louisiana — 1.5%

Parish of St Charles, Pollution Control, Shell Oil Co., Norco Project

Rev., VRDO, 1.75%, 3/1/2019 (b)	8,700	8,700

Series A, Rev., VRDO, 1.75%, 3/1/2019 (b)	26,000	26,000

Tender Option Bond Trust Receipts/Certificates

Series 2019-BAML7003, Rev., VRDO, LOC: Bank of America NA, 1.78%, 3/7/2019 (b) (c)	13,125	13,125

		47,825

Maine — 0.9%

Maine State Housing Mortgage Authority

Series B2, Rev., VRDO, LIQ: State Street Bank & Trust, 1.77%, 3/7/2019 (b)	10,570	10,570

Series G, Rev., VRDO, LIQ: State Street Bank & Trust, 1.83%, 3/7/2019 (b)	16,990	16,990

		27,560

Maryland — 4.8%

City of Baltimore Series 2015-ZF2095, Rev., VRDO, LIQ: Morgan Stanley Bank, 1.82%, 3/7/2019 (b) (c)	6,665	6,665

Maryland Community Development Administration, Department of Housing and Community Development, Multi-Family Housing, Barrington Apartments Project Series A, Rev., VRDO, FNMA, LOC: FNMA, 1.79%, 3/7/2019 (b)	34,500	34,500

Maryland Community Development Administration, Department of Housing and Community Development, Residential

Series J, Rev., VRDO, LIQ: State Street Bank & Trust, 1.79%, 3/7/2019 (b)	35,125	35,125

Series G, Rev., VRDO, LIQ: State Street Bank & Trust, 1.83%, 3/7/2019 (b)	19,270	19,270

Prince Georges County Housing Authority, Multi-Family, Allentowne Apartments Project Rev., VRDO, FHLMC, LOC: FHLMC, 1.79%, 3/7/2019 (b)	13,900	13,900

State of Maryland, Transportation Authority Series 2012-C, Rev., VRDO, LOC: Wells Fargo Bank NA, 1.77%, 3/7/2019 (b)	15,000	15,000

INVESTMENTS (a)	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Maryland — continued

Tender Option Bond Trust Receipts/Certificates

Series 2018-XF2763, Rev., VRDO, LIQ: Citibank NA, 1.77%, 3/7/2019 (b) (c)	10,000	10,000

Series 2018-ZM0596, Rev., VRDO, LIQ: Morgan Stanley Bank, 1.77%, 3/7/2019 (b) (c)	7,500	7,500

Series 2018-ZM0621, Rev., VRDO, LIQ: Morgan Stanley Bank, 1.77%, 3/7/2019 (b) (c)	4,000	4,000

Series 2018-XF0605, Rev., VRDO, LIQ: Bank of America NA, 1.79%, 3/7/2019 (b) (c)	3,300	3,300

		149,260

Massachusetts — 0.3%

Massachusetts State Development Finance Agency, Housing, Cordis Mills LLC Rev., VRDO, FNMA, LIQ: FNMA, 1.80%, 3/7/2019 (b)	9,850	9,850

Michigan — 3.8%

City of Grand Rapids, Industrial Development, Clipper Belt Lacer Co. Rev., VRDO, LOC: Bank of America NA, 1.81%, 3/7/2019 (b)	5,400	5,400

Kent Hospital Finance Authority, Spectrum Health System Series C, Rev., VRDO, LOC: Bank of New York Mellon, 1.78%, 3/7/2019 (b)	7,665	7,665

Michigan State Housing Development Authority, Multi-Family Housing, Jackson Project Rev., VRDO, LOC: FHLMC, 1.84%, 3/1/2019 (b)	9,635	9,635

Michigan State Housing Development Authority, Rental Housing

Series C, Rev., VRDO, LIQ: Royal Bank of Canada, 1.78%, 3/7/2019 (b)	11,455	11,455

Series D, Rev., VRDO, LIQ: Bank of America NA, 1.80%, 3/7/2019 (b)	4,525	4,525

Series A, Rev., VRDO, LIQ: Bank of America NA, 1.81%, 3/7/2019 (b)	5,045	5,045

Michigan State Housing Development Authority, Single-Family Mortgage

Series D, Rev., VRDO, LIQ: Industrial & Commercial Bank of China, 1.78%, 3/7/2019 (b)	5,805	5,805

Series B, Rev., VRDO, LIQ: Industrial & Commercial Bank of China, 1.81%, 3/7/2019 (b)	50,780	50,780

Series D, Rev., VRDO, LIQ: Barclays Bank plc, 1.86%, 3/7/2019 (b)	4,950	4,950

Rib Floater Trust Series 2018-009, Rev., VRDO, LOC: Barclays Bank plc, 1.78%, 3/7/2019 (b) (c)	6,000	6,000

Tender Option Bond Trust Receipts/Certificates

Series 2017-XF0597, Rev., VRDO, LIQ: Royal Bank of Canada, 1.77%, 3/7/2019 (b) (c)	3,000	3,000

Series 2017-XG0158, Rev., VRDO, LIQ: Bank of America NA, 1.77%, 3/7/2019 (b) (c)	4,075	4,075

		118,335

SEE NOTES TO FINANCIAL STATEMENTS.

72	J.P. MORGAN MONEY MARKET FUNDS	FEBRUARY 28, 2019

INVESTMENTS (a)	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued

Minnesota — 1.1%

Minnesota Housing Finance Agency, Residential Housing Finance Series 2017-C, Rev., VRDO, GNMA/FNMA/FHLMC COLL, LIQ: FHLMC, 1.80%, 3/7/2019 (b)	13,200	13,200

Oakdale Multifamily, Housing Cottage Homesteads Rev., VRDO, FHLMC, LOC: FHLMC, 1.80%, 3/7/2019 (b)	7,000	7,000

Tender Option Bond Trust Receipts/Certificates Series 2019-YX1103, Rev., VRDO, LOC: Barclays Bank plc, 1.92%, 3/7/2019 (b) (c)	15,000	15,000

		35,200

Mississippi — 2.3%

County of Jackson, Port Facility, Chevron USA, Inc. Project Rev., VRDO, 1.69%, 3/1/2019 (b)	49,650	49,650

Mississippi Business Finance Corp., Gulf Opportunity Zone Industrial Development, Chevron USA, Inc. Project Series G, Rev., VRDO, 1.69%, 3/1/2019 (b)	9,775	9,775

Mississippi Development Bank Special Obligation, Jackson County, Industrial Water System Project Series 2009, Rev., VRDO, 1.69%, 3/1/2019 (b)	12,100	12,100

		71,525

Missouri — 3.1%

Rib Floater Trust Series 2017-010, Rev., VRDO, LOC: Barclays Bank plc, 1.79%, 3/7/2019 (b) (c)	28,685	28,685

St. Charles County IDA, Country Club Apartments Project Rev., VRDO, FNMA, LOC: FNMA, 1.74%, 3/7/2019 (b)	25,000	25,000

St. Charles County IDA, Remington Apartments Project Rev., VRDO, FNMA, LOC: FNMA, 1.74%, 3/7/2019 (b)	11,400	11,400

Tender Option Bond Trust Receipts/Certificates Series C-16, Rev., VRDO, LOC: Royal Bank of Canada, 1.80%, 3/7/2019 (b) (c)	30,000	30,000

		95,085

Nebraska — 0.9%

Nebraska Investment Finance Authority, Multi-Family Housing Series A, Rev., VRDO, LOC: Citibank NA, 1.79%, 3/7/2019 (b)	10,000	10,000

Tender Option Bond Trust Receipts/Certificates

Series 2018-XF2551, Rev., VRDO, LIQ: Citibank NA, 1.79%, 3/7/2019 (b) (c)	9,635	9,635

Series 2018-XF2558, Rev., VRDO, LIQ: Citibank NA, 1.79%, 3/7/2019 (b) (c)	8,000	8,000

		27,635

INVESTMENTS (a)	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Nevada — 0.1%

Tender Option Bond Trust Receipts/Certificates Series 2018-ZM0633, GO, VRDO, LIQ: Royal Bank of Canada, 1.77%, 3/7/2019 (b) (c)	4,100	4,100

New Jersey — 1.4%

Rib Floater Trust Series 2018-020, Rev., VRDO, LIQ: Barclays Bank plc, 1.79%, 3/7/2019 (b) (c)	30,000	30,000

Tender Option Bond Trust Receipts/Certificates

Series 2018-XX1091, Rev., VRDO, NATL-RE, LOC: Barclays Bank plc, 1.76%, 3/7/2019 (b) (c)	9,000	9,000

Series 2018-XX1093, Rev., VRDO, LOC: Barclays Bank plc, 1.76%, 3/7/2019 (b) (c)	5,700	5,700

		44,700

New York — 11.9%

City of New York, Housing Development Corp., State Renaissance Court Series 2004-A, Rev., VRDO, FHLMC, LIQ: FHLMC, 1.80%, 3/7/2019 (b)	31,350	31,350

Erie County Industrial Development Agency Series 2008, Rev., VRDO, LOC: Manufacturers & Trader Trust Co., 1.84%, 3/7/2019 (b)	11,670	11,670

Metropolitan Transportation Authority

Subseries G-2, Rev., VRDO, LOC: TD Bank NA, 1.69%, 3/7/2019 (b)	9,810	9,810

Subseries E-4, Rev., VRDO, LOC: PNC Bank NA, 1.73%, 3/7/2019 (b)	20,000	20,000

New York City Housing Development Corp., Multifamily Housing, Westport Series A, Rev., VRDO, FNMA, LOC: FNMA, 1.78%, 3/7/2019 (b)	15,000	15,000

New York City Housing Development Corp., Multi-Family Mortgage, Boricua Village Apartments Site C Series C, Rev., VRDO, LOC: Citibank NA, 1.80%, 3/7/2019 (b)	6,665	6,665

New York City Housing Development Corp., Multi-Family Mortgage, Related-Upper East Series A, Rev., VRDO, LOC: Landesbank Baden-Wuerttemberg, 1.78%, 3/7/2019 (b)	30,000	30,000

New York City Industrial Development Agency, Special Facility, Air Express International Corp. Project Rev., VRDO, LOC: Citibank NA, 1.78%, 3/7/2019 (b)	19,000	19,000

New York City Municipal Water Finance Authority, Water and Sewer System, Second General Resolution, Fiscal Year 2019 Rev., VRDO, LIQ: Industrial & Commercial Bank of China, 1.77%, 3/7/2019 (b)	20,000	20,000

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2019	J.P. MORGAN MONEY MARKET FUNDS	73

JPMorgan Municipal Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2019 (continued)

INVESTMENTS (a)	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued

New York — continued

New York Liberty Development Corp. Series 2015-XF2023, Rev., VRDO, LIQ: Morgan Stanley Bank, 1.79%, 3/7/2019 (b) (c)	10,000	10,000

New York State Dormitory Authority, City University System, CONS Fifth General Resolution Series D, Rev., VRDO, LOC: TD Bank NA, 1.69%, 3/7/2019 (b)	4,425	4,425

New York State Housing Finance Agency, 222 East 44th Street Housing Series A, Rev., VRDO, LOC: Bank of China, 1.79%, 3/7/2019 (b)	21,550	21,550

New York State Housing Finance Agency, 250 West 93rd Street Housing Series A, Rev., VRDO, LOC: Landesbank Hessen-Thueringen, 1.80%, 3/7/2019 (b)	30,000	30,000

New York State Housing Finance Agency, 330 West 39th Street Housing Series A, Rev., VRDO, LOC: Landesbank Hessen-Thueringen, 1.75%, 3/7/2019 (b)	28,500	28,500

New York State Housing Finance Agency, 42nd and 10th Housing Series A, Rev., VRDO, FHLMC, LOC: FHLMC, 1.77%, 3/7/2019 (b)	21,650	21,650

New York State Housing Finance Agency, 455 West 37th Street Housing Series A, Rev., VRDO, LOC: Landesbank Hessen-Thueringen, 1.75%, 3/1/2019 (b)	20,005	20,005

Tender Option Bond Trust Receipts/Certificates

Series E-118, GO, VRDO, LOC: Royal Bank of Canada, 1.75%, 3/1/2019 (b) (c)	20,000	20,000

Series 2017-XF0566, Rev., VRDO, LIQ: TD Bank NA, 1.76%, 3/7/2019 (b) (c)	4,000	4,000

Series 2017-XF0566, Rev., VRDO, LIQ: TD Bank NA, 1.76%, 3/7/2019 (b) (c)	4,300	4,300

Series 2018-XF0238, Rev., VRDO, LIQ: TD Bank NA, 1.76%, 3/7/2019 (b) (c)	18,815	18,815

Series 2018-XF2757, Rev., VRDO, LIQ: Morgan Stanley Bank, 1.76%, 3/7/2019 (b) (c)	8,000	8,000

Series 2017-XG0156, Rev., VRDO, LIQ: Citibank NA, 1.77%, 3/7/2019 (b) (c)	2,020	2,020

Series 2017-XF2488, Rev., VRDO, LIQ: Citibank NA, 1.79%, 3/7/2019 (b) (c)	2,500	2,500

Series 2018-XM0616, Rev., VRDO, LIQ: Citibank NA, 1.79%, 3/7/2019 (b) (c)	10,425	10,425

		369,685

INVESTMENTS (a)	PRINCIPAL AMOUNT ($000)	VALUE ($000)

North Carolina — 0.4%

Tender Option Bond Trust Receipts/Certificates Series 2018-XG0170, Rev., VRDO, LIQ: Royal Bank of Canada, 1.77%, 3/7/2019 (b) (c)	3,000	3,000

Union County Industrial Facilities and Pollution Control Financing Authority Series 2007, Rev., VRDO, LOC: BB&T Corp., 1.80%, 3/7/2019 (b)	10,000	10,000

		13,000

North Dakota — 0.9%

North Dakota Housing Finance Agency, Housing Finance Program, Home Mortgage Series B, Rev., VRDO, LIQ: Royal Bank of Canada, 1.77%, 3/7/2019 (b)	27,055	27,055

Ohio — 0.1%

RBC Municipal Products, Inc. Trust, Floater Certificates Series G-30, GO, VRDO, LOC: Royal Bank of Canada, 1.77%, 3/7/2019 (b) (c)	3,905	3,905

Oregon — 2.4%

Confederated Tribes of The Umatilla Indian Reservation, Tribal Infrastructure Rev., VRDO, LOC: Wells Fargo Bank NA, 2.48%, 3/7/2019 (b)	10,945	10,945

Marion County Housing Authority, Residence At Marian Rev., VRDO, LOC: U.S. Bank NA, 1.79%, 3/7/2019 (b)	240	240

Port of Portland, Oregon International Airport, Multimodal Variable Rate Rev., VRDO, LOC: Industrial & Commercial Bank of China, 1.85%, 3/7/2019 (b)	30,755	30,755

Port of Portland, Oregon Portland International Airport Series 18B, Rev., VRDO, LOC: Industrial & Commercial Bank of China, 1.80%, 3/7/2019 (b)	32,320	32,320

Tender Option Bond Trust Receipts/Certificates Series 2018-ZM0637, Rev., VRDO, LIQ: Royal Bank of Canada, 1.77%, 3/7/2019 (b) (c)	1,250	1,250

		75,510

Other — 3.9%

FHLMC, Multi-Family Housing

Series M017, Class A, Rev., VRDO, LIQ: FHLMC, 1.78%, 3/7/2019 (b)	48,500	48,500

Series M015, Class A, Rev., VRDO, FHLMC, LIQ: FHLMC, 1.79%, 3/7/2019 (b)	15,510	15,510

Series M021, Class A, Rev., VRDO, FHLMC, LIQ: FHLMC, 1.79%, 3/7/2019 (b)	12,065	12,065

Series M025, Class A, Rev., VRDO, FHLMC, LIQ: FHLMC, 1.80%, 3/7/2019 (b)	20,040	20,040

Series M026, Class A, Rev., VRDO, FHLMC, LIQ: FHLMC, 1.80%, 3/7/2019 (b)	21,230	21,230

SEE NOTES TO FINANCIAL STATEMENTS.

74	J.P. MORGAN MONEY MARKET FUNDS	FEBRUARY 28, 2019

INVESTMENTS (a)	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued

Other — continued

SunAmerica Taxable Trust Series 2, Class A, Rev., VRDO, FHLMC, LOC: FHLMC, 1.80%, 3/7/2019 (b)	2,830	2,830

		120,175

Pennsylvania — 2.1%

City of Philadelphia Pennsylvania Airport Subseries C-1, Rev., VRDO, LOC: TD Bank NA, 1.74%, 3/7/2019 (b)	22,015	22,015

City of Philadelphia, Water & Wastewater Series B, Rev., VRDO, LOC: TD Bank NA, 1.69%, 3/7/2019 (b)	1,250	1,250

Pennsylvania Housing Finance Agency, Single Family Mortgage

Series 2005-89, Rev., VRDO, LIQ: TD Bank NA, 1.74%, 3/7/2019 (b)	11,200	11,200

Series 2006-93B, Rev., VRDO, LIQ: Wells Fargo Bank NA, 1.77%, 3/7/2019 (b)	10,035	10,035

Series 2007-98C, Rev., VRDO, LIQ: Wells Fargo Bank NA, 1.77%, 3/7/2019 (b)	9,400	9,400

Tender Option Bond Trust Receipts/Certificates

Series 2018-XF0702, Rev., VRDO, LIQ: Bank of America NA, 1.72%, 3/7/2019 (b) (c)	2,000	2,000

Series 2018-XG0201, Rev., VRDO, GTD , LOC: Barclays Bank plc, 1.78%, 3/7/2019 (b) (c)	5,000	5,000

Series 2018-XL0061, Rev., VRDO, LOC: Citibank NA, 1.80%, 3/7/2019 (b) (c)	4,490	4,490

		65,390

Rhode Island — 0.8%

Rhode Island Housing and Mortgage Finance Corp., Multi-Family Housing, University Heights Project Rev., VRDO, FHLMC, LOC: FHLMC, 1.81%, 3/7/2019 (b)	25,500	25,500

South Carolina — 1.0%

South Carolina State Housing Finance and Development Authority, Rental Housing, Rocky Creek Rev., VRDO, LOC: Wells Fargo Bank NA, 1.80%, 3/7/2019 (b)	4,085	4,085

Tender Option Bond Trust Receipts/Certificates

Series 2018-XM0719, GO, VRDO, SCSDE, LIQ: Royal Bank of Canada, 1.78%, 3/7/2019 (b) (c)	4,000	4,000

Series 2019-BAML5004, Rev., VRDO, LIQ: Bank of America NA, 1.78%, 3/7/2019 (b) (c)	23,225	23,225

		31,310

INVESTMENTS (a)	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Tennessee — 2.5%

Clarksville Public Building Authority, Pooled Financing, Tennessee Municipal Bond Fund

Rev., VRDO, LOC: Bank of America NA, 1.74%, 3/1/2019 (b)	21,575	21,575

Rev., VRDO, LOC: Bank of America NA, 1.74%, 3/1/2019 (b)	3,800	3,800

Jackson Industrial Development Board, Industrial Development, General Cable Corp. Project Rev., VRDO, LOC: PNC Bank NA, 1.76%, 3/7/2019 (b)	9,000	9,000

Metropolitan Government of Nashville and Davidson County Industrial Development Board, Multifamily Housing, Arbor Crest Rev., VRDO, FNMA, LOC: FNMA, 1.74%, 3/7/2019 (b)	12,750	12,750

Metropolitan Government of Nashville and Davidson County, Health and Educational Facilities Board, Multi-Family Housing, The Retreat at Dry Creek Farms Apartments Project Rev., VRDO, LOC: Citibank NA, 1.79%, 3/7/2019 (b)	10,750	10,750

Tender Option Bond Trust Receipts/Certificates

Series 2018-XF2576, Rev., VRDO, LOC: Barclays Bank plc, 1.77%, 3/7/2019 (b) (c)	15,390	15,390

Series 2018-XL0062, Rev., VRDO, LOC: Citibank NA, 1.80%, 3/7/2019 (b) (c)	4,420	4,420

		77,685

Texas — 9.6%

Capital Area Housing Finance Corp., Cypress Creek At River Bend Apartments Rev., VRDO, LOC: Citibank NA, 1.80%, 3/7/2019 (b)	10,065	10,065

City of Austin, Airport System Subseries 2005-4, Rev., VRDO, AGM, LOC: Sumitomo Mitsui Banking Corp., 1.80%, 3/7/2019 (b)	17,615	17,615

County of Brazos, Merey Sweeny, L.P. Project Series A, Rev., VRDO, LOC: Bank of Nova Scotia, 1.74%, 3/1/2019 (b)	12,500	12,500

County of Jefferson, Port of Port Arthur Navigation District, Fina Oil and Chemical Co. Project Rev., VRDO, 1.82%, 3/7/2019 (b)	7,825	7,825

Gulf Coast Waste Disposal Authority, Environmental Facilities, Exxonmobile Project

Rev., VRDO, 1.72%, 3/1/2019 (b)	14,300	14,300

Series A, Rev., VRDO, 1.72%, 3/1/2019 (b)	22,350	22,350

Harris County Industrial Development Corp., Pollution Control, Exxon Corp. Series 1987, Rev., VRDO, 1.72%, 3/1/2019 (b)	7,000	7,000

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2019	J.P. MORGAN MONEY MARKET FUNDS	75

JPMorgan Municipal Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2019 (continued)

INVESTMENTS (a)	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued

Texas — continued

Montgomery Country Housing Finance Corp., Multi-Family Housing, Park at Woodline Townhomes Rev., VRDO, LOC: Citibank NA, 1.81%, 3/7/2019 (b)	12,190	12,190

North Texas Tollway Authority Series 2016-XF2220, Rev., VRDO, LIQ: Citibank NA, 1.77%, 3/7/2019 (b) (c)	7,200	7,200

RBC Municipal Products, Inc. Trust, Floater Certificates

Series G-20, GO, VRDO, LOC: Royal Bank of Canada, 1.77%, 3/7/2019 (b) (c)	10,000	10,000

Series G-31, GO, VRDO, LOC: Royal Bank of Canada, 1.77%, 3/7/2019 (b) (c)	3,000	3,000

Series G-34, GO, VRDO, PSF-GTD, LOC: Royal Bank of Canada, 1.77%, 3/7/2019 (b) (c)	5,400	5,400

Southeast Texas Housing Finance Corp., Wyndham Park Apartments Rev., VRDO, FNMA, LOC: FNMA, 1.81%, 3/7/2019 (b)	8,000	8,000

State of Texas, Veterans Bonds

Series C, GO, VRDO, LIQ: Landesbank Hessen-Thueringen, 1.76%, 3/7/2019 (b)	19,665	19,665

Series A, GO, VRDO, LIQ: State Street Bank & Trust, 1.79%, 3/7/2019 (b)	9,710	9,710

GO, VRDO, LIQ: State Street Bank & Trust, 1.85%, 3/7/2019 (b)	12,580	12,580

State of Texas, Veterans Housing Assistance Program Series 2007-B, GO, VRDO, LIQ: State Street Bank & Trust, 1.85%, 3/7/2019 (b)	29,245	29,245

Tender Option Bond Trust Receipts/Certificates

Series 2017-XF0599, Rev., VRDO, LIQ: Royal Bank of Canada, 1.77%, 3/7/2019 (b) (c)	9,000	9,000

Series 2017-XG0155, GO, VRDO, PSF-GTD, LIQ: Citibank NA, 1.77%, 3/7/2019 (b) (c)	5,503	5,503

Series 2018-G-84, GO, VRDO, PSF-GTD, LOC: Royal Bank of Canada, 1.77%, 3/7/2019 (b) (c)	7,125	7,125

Series 2018-XG0166, Rev., VRDO, LIQ: Citibank NA, 1.77%, 3/7/2019 (b) (c)	3,307	3,307

Series G-21, GO, VRDO, LOC: Royal Bank of Canada, 1.77%, 3/7/2019 (b) (c)	5,000	5,000

Series 2016-ZF0465, Rev., VRDO, LIQ: Royal Bank of Canada, 1.81%, 3/7/2019 (b) (c)	48,605	48,605

Texas Department of Housing and Community Affairs, Single Family Mortgage Series D, Rev., VRDO, GNMA/FNMA/FHLMC, LIQ: Texas Comptroller of Public Accounts, 1.77%, 3/7/2019 (b)	8,890	8,890

		296,075

INVESTMENTS (a)	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Utah — 0.5%

Utah Housing Corp., Single Family Mortgage

Series A-1, Class I, Rev., VRDO, LIQ: FHLMC, 1.84%, 3/7/2019 (b)	2,200	2,200

Series B, Class I, Rev., VRDO, LIQ: FHLMC, 1.84%, 3/7/2019 (b)	3,370	3,370

Series C-2, Class I, Rev., VRDO, FHA, LIQ: FHLMC, 1.84%, 3/7/2019 (b)	4,040	4,040

Series D-2, Class I, Rev., VRDO, LIQ: FHLMC, 1.84%, 3/7/2019 (b)	4,150	4,150

Utah Housing Finance Agency, Single Family Mortgage Series A-2, Rev., VRDO, LIQ: FHLMC, 1.84%, 3/7/2019 (b)	1,755	1,755

		15,515

Virginia — 2.9%

Arlington County Industrial Development Authority, Multi-family Housing, Gates of Ballston Apartments Rev., VRDO, LOC: PNC Bank NA, 1.79%, 3/7/2019 (b)	15,525	15,525

County of King George, IDA, Birchwood Power Partners

Series A, Rev., VRDO, LOC: Mizuho Bank Ltd., 1.72%, 3/1/2019 (b)	9,200	9,200

Series B, Rev., VRDO, LOC: Mizuho Bank Ltd., 1.72%, 3/1/2019 (b)	9,200	9,200

Hampton Industrial Development Authority, Waste of VA Landfills Rev., VRDO, LOC: Wells Fargo Bank NA, 1.83%, 3/7/2019 (b)	10,000	10,000

Tender Option Bond Trust Receipts/Certificates

Series 2018-ZM0583, Rev., VRDO, LIQ: Bank of America NA, 1.76%, 3/7/2019 (b) (c)	5,415	5,415

Series 2018-XG0183, Rev., VRDO, LIQ: Barclays Bank plc, 1.77%, 3/7/2019 (b) (c)	6,435	6,435

Series 2018-XL0069, Rev., VRDO, LIQ: Barclays Bank plc, 1.77%, 3/7/2019 (b) (c)	4,230	4,230

Series 2018-BAML0002, Rev., VRDO, FHLMC, LIQ: Bank of America NA, 1.80%, 3/7/2019 (b) (c)	15,390	15,390

Series 2018-BAML0004, Rev., VRDO, FHLMC, LIQ: Bank of America NA, 1.80%, 3/7/2019 (b) (c)	15,190	15,190

		90,585

Washington — 2.0%

Port Grays Harbor Industrial Development Corp., Murphy Co. Project Rev., VRDO, LOC: U.S. Bank NA, 1.79%, 3/7/2019 (b)	10,000	10,000

SEE NOTES TO FINANCIAL STATEMENTS.

76	J.P. MORGAN MONEY MARKET FUNDS	FEBRUARY 28, 2019

INVESTMENTS (a)	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued

Washington — continued

Port of Seattle, Subordinate Lien Series 2008, Rev., VRDO, LOC: Bank of Tokyo-Mitsubishi UFJ Ltd., 1.79%, 3/7/2019 (b)	28,515	28,515

Tender Option Bond Trust Receipts/Certificates Series 2018-XF0658, Rev., VRDO, LIQ: Bank of America NA, 1.82%, 3/7/2019 (b) (c)	5,610	5,610

Washington Economic Development Finance Authority, Solid Waste Disposal, Le May Enterprise Project Series B, Rev., VRDO, LOC: Bank of America NA, 1.80%, 3/7/2019 (b)	11,600	11,600

Washington Health Care Facilities Authority, Providence Health and Services Series 2012-D, Rev., VRDO, LIQ: U.S. Bank NA, 1.75%, 3/7/2019 (b)	205	205

Washington State Housing Finance Commission, Multi-Family Housing, Alderwood Court Apartments Series A, Rev., VRDO, FNMA, LOC: FNMA, 1.80%, 3/7/2019 (b)	5,350	5,350

		61,280

West Virginia — 0.3%

County of Harrison, Solid Waste Disposal, Waste Management of West Virginia, Inc. Project Series A, Rev., VRDO, LOC: Bank of America NA, 1.80%, 3/7/2019 (b)	8,120	8,120

Wisconsin — 0.2%

City of Appleton, Industrial Development Series A, Rev., VRDO, LOC: Wells Fargo Bank NA, 1.81%, 3/7/2019 (b)	1,300	1,300

Tender Option Bond Trust Receipts/Certificates Series 2018-XF2541, Rev., VRDO, LIQ: Citibank NA, 1.77%, 3/7/2019 (b) (c)	3,400	3,400

		4,700

Wyoming — 0.4%

County of Laramie, Wyoming Industrial Development Series B, Rev., VRDO, LOC: Wells Fargo Bank NA, 1.78%, 3/7/2019 (b)	7,000	7,000

Wyoming Community Development Authority, Composite Reoffering Housing Series 6, Rev., VRDO, LIQ: FHLMC, 1.84%, 3/7/2019 (b)	4,900	4,900

		11,900

Total Municipal Bonds (Cost $2,834,285)		2,834,285

INVESTMENTS (a)	SHARES (000)	VALUE ($000)
Variable Rate Demand Preferred Shares — 8.4%

California — 0.5%

Nuveen California Quality Municipal Income Fund

Series 4, LIQ: Royal Bank of Canada, 1.88%, 3/7/2019 # (c)	10,000	10,000

Series 6, LIQ: Citibank NA, 1.89%, 3/7/2019 # (c)	5,000	5,000

		15,000

New York — 1.1%

BlackRock MuniYield New York Quality Fund, Inc. LIQ: Citibank NA, 1.86%, 3/7/2019 # (c)	35,000	35,000

Other — 6.8%

BlackRock MuniYield Quality Fund III Inc. LIQ: Citibank NA, 1.89%, 3/7/2019 # (c)	30,000	30,000

Nuveen AMT-Free Quality Municipal Income Fund

Series 3, LIQ: TD Bank NA, 1.79%, 3/7/2019 # (c)	25,000	25,000

Series 4, LIQ: Barclays Bank plc, 1.82%, 3/7/2019 # (c)	16,700	16,700

Nuveen Quality Municipal Income Fund

Series 1, LIQ: Barclays Bank plc, 1.89%, 3/7/2019 # (c)	96,400	96,400

Series 2, LIQ: Barclays Bank plc, 1.89%, 3/7/2019 # (c)	20,000	20,000

Series 3, LIQ: Barclays Bank plc, 1.89%, 3/7/2019 # (c)	24,200	24,200

		212,300

Total Variable Rate Demand Preferred Shares (Cost $262,300)		262,300

Total Investments — 99.9% (Cost $3,096,585)*		3,096,585
Other Assets Less Liabilities — 0.1%		1,648

Net Assets — 100.0%		3,098,233

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2019	J.P. MORGAN MONEY MARKET FUNDS	77

JPMorgan Municipal Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2019 (continued)

Abbreviations

AGM	Insured by Assured Guaranty Municipal Corp.
AMT	Alternative Minimum Tax
COLL	Collateral
COP	Certificate of Participation
FHA	Federal Housing Administration
FHLB	Federal Home Loan Bank
FHLMC	Federal Home Loan Mortgage Corp.
FNMA	Federal National Mortgage Association
GNMA	Government National Mortgage Association
GO	General Obligation
GTD	Guaranteed
IDA	Industrial Development Authority
LIQ	Liquidity Agreement
LOC	Letter of Credit
NATL	Insured by National Public Finance Guarantee Corp.
PSF-GTD	Permanent School Fund Guaranteed
RE	Reinsured
Rev.	Revenue
SCSDE	South Carolina School District Enhancement
VRDO	Variable Rate Demand Obligation. The interest rate shown is the rate in effect as of February 28, 2019.

(a)	The date shown represents the earliest of the next put date, next demand date or final maturity date.
(b)	Variable or floating rate security, the interest rate of which adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. The interest rate shown is the current rate as of February 28, 2019.
(c)	Securities exempt from registration under Rule 144A or section 4(a)(2), of the Securities Act of 1933, as amended.
(d)	Amount rounds to less than 0.1% of net assets.
#	Variable Rate Demand Preferred Shares of a closed-end investment company which has a weekly demand feature. The interest rate shown is the rate in effect as of February 28, 2019.
*	The cost of securities is substantially the same for federal income tax purposes.

SEE NOTES TO FINANCIAL STATEMENTS.

78	J.P. MORGAN MONEY MARKET FUNDS	FEBRUARY 28, 2019

THIS PAGE IS INTENTIONALLY LEFT BLANK

FEBRUARY 28, 2019	J.P. MORGAN MONEY MARKET FUNDS	79

STATEMENTS OF ASSETS AND LIABILITIES

AS OF FEBRUARY 28, 2019

(Amounts in thousands, except per share amounts)

	JPMorgan Prime Money Market Fund	JPMorgan Institutional Tax Free Money Market Fund		JPMorgan Securities Lending Money Market Fund
ASSETS:
Investments in non-affiliates, at value	$36,431,386	$960,749		$2,773,641
Repurchase agreements, at value	10,378,900	—		220,000
Cash	400,001	14		—	(a)
Deferred offering cost (See Note 2.E.)	—	—	(a)	25
Receivables:
Interest from non-affiliates	57,225	2,138		2,288
Due from adviser	—	—		108

Total Assets	47,267,512	962,901		2,996,062

LIABILITIES:
Payables:
Distributions	61,511	1,291		5,290
Investment securities purchased	114,888	18,000		124,813
Accrued liabilities:
Investment advisory fees	2,918	21		—
Administration fees	2,227	32		—
Distribution fees	3	—		—
Service fees	2,276	20		—
Custodian and accounting fees	335	33		52
Trustees’ and Chief Compliance Officer’s fees	10	1		—
Printing and mailing cost	526	10		13
Other	969	144		355

Total Liabilities	185,663	19,552		130,523

Net Assets	$47,081,849	$943,349		$2,865,539

(a)	Amount rounds to less than one thousand.

SEE NOTES TO FINANCIAL STATEMENTS.

80	J.P. MORGAN MONEY MARKET FUNDS	FEBRUARY 28, 2019

	JPMorgan Prime Money Market Fund	JPMorgan Institutional Tax Free Money Market Fund	JPMorgan Securities Lending Money Market Fund
NET ASSETS:
Paid-in-Capital	$47,073,468	$943,378	$2,865,055
Total distributable earnings (loss) (a)	8,381	(29)	484

Total Net Assets	$47,081,849	$943,349	$2,865,539

Net Assets:
Class C	$1,218	$—	$—
Agency	2,474,137	17,148	—
Agency SL	—	—	2,865,539
Capital	26,725,832	72,933	—
IM	1,896,262	475,368	—
Institutional Class	11,691,618	377,900	—
Morgan	2,395,205	—	—
Premier	1,884,553	—	—
Reserve	13,024	—	—

Total	$47,081,849	$943,349	$2,865,539

Outstanding units of beneficial interest (shares)
($0.0001 par value; unlimited number of shares authorized):
Class C	1,218	—	—
Agency	2,473,331	17,148	—
Agency SL	—	—	2,865,244
Capital	26,717,960	72,934	—
IM	1,895,668	475,385	—
Institutional Class	11,688,109	377,911	—
Morgan	2,394,504	—	—
Premier	1,883,971	—	—
Reserve	13,021	—	—
Net Asset Value offering and redemption price per share (all classes)	$1.0003	$1.0000	$1.0001

Cost of investments in non-affiliates	$36,422,329	$960,782	$2,773,158
Cost of repurchase agreements	10,378,900	—	220,000

(a)

Total distributable earnings have been aggregated to conform to the current presentation requirements for the adoption of the Securities and Exchange Commission’s Disclosure Update and Simplification Rule. See Note 8.

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2019	J.P. MORGAN MONEY MARKET FUNDS	81

STATEMENTS OF ASSETS AND LIABILITIES

AS OF FEBRUARY 28, 2019 (continued)

(Amounts in thousands, except per share amounts)

	JPMorgan Liquid Assets Money Market Fund		JPMorgan U.S. Government Money Market Fund	JPMorgan U.S. Treasury Plus Money Market Fund
ASSETS:
Investments in non-affiliates, at value	$4,306,297		$70,357,141	$9,488,758
Repurchase agreements, at value	1,011,500		69,414,515	19,549,862
Cash	—	(a)	4,420,388	650,000
Receivables:
Due from custodian	15,000		—	—
Investment securities sold	—		1,483,204	—
Fund shares sold	—		2,938	—
Interest from non-affiliates	6,020		181,490	25,287
Prepaid expenses	—		1,296	—

Total Assets	5,338,817		145,860,972	29,713,907

LIABILITIES:
Payables:
Distributions	6,551		130,423	24,364
Investment securities purchased	29,933		340,718	—
Fund shares redeemed	—		1,160	—
Accrued liabilities:
Investment advisory fees	178		8,670	1,835
Administration fees	148		6,608	1,398
Distribution fees	36		2,390	267
Service fees	502		6,580	1,598
Custodian and accounting fees	38		615	134
Trustees’ and Chief Compliance Officer’s fees	1		5	—
Printing and mailing cost	21		2,707	519
Other	63		1,240	205

Total Liabilities	37,471		501,116	30,320

Net Assets	$5,301,346		$145,359,856	$29,683,587

(a)	Amount rounds to less than one thousand.

SEE NOTES TO FINANCIAL STATEMENTS.

82	J.P. MORGAN MONEY MARKET FUNDS	FEBRUARY 28, 2019

	JPMorgan Liquid Assets Money Market Fund	JPMorgan U.S. Government Money Market Fund	JPMorgan U.S. Treasury Plus Money Market Fund
NET ASSETS:
Paid-in-Capital	$5,301,561	$145,365,447	$29,684,346
Total distributable earnings (loss) (a)	(215)	(5,591)	(759)

Total Net Assets	$5,301,346	$145,359,856	$29,683,587

Net Assets:
Class C	$22,073	$—	$375,230
Agency	542,003	11,112,454	2,013,982
Capital	558,492	73,390,258	6,425,187
Eagle Class	—	3,858,134	—
Eagle Private Wealth Class	—	20	—
E*Trade	—	274,993	—
IM	—	6,108,975	1,451,488
Institutional Class	2,717,544	41,868,607	17,766,429
Investor	8,147	1,127,675	28,583
Morgan	307,584	1,660,477	634,508
Premier	1,140,955	2,945,521	981,194
Reserve	4,548	19,468	6,986
Service	—	2,993,274	—

Total	$5,301,346	$145,359,856	$29,683,587

Outstanding units of beneficial interest (shares)
($0.0001 par value; unlimited number of shares authorized):
Class C	22,074	—	375,234
Agency	542,006	11,112,909	2,014,019
Capital	558,492	73,393,534	6,425,227
Eagle Class	—	3,858,222	—
Eagle Private Wealth Class	—	20	—
E*Trade	—	274,997	—
IM	—	6,109,168	1,451,582
Institutional Class	2,717,565	41,869,927	17,766,984
Investor	8,147	1,127,711	28,584
Morgan	307,592	1,660,521	634,516
Premier	1,140,965	2,945,633	981,210
Reserve	4,549	19,468	6,986
Service	—	2,993,316	—
Net Asset Value offering and redemption price per share (all classes)	$1.00	$1.00	$1.00

Cost of investments in non-affiliates	$4,306,297	$70,357,141	$9,488,758
Cost of repurchase agreements	1,011,500	69,414,515	19,549,862

(a)

Total distributable earnings have been aggregated to conform to the current presentation requirements for the adoption of the Securities and Exchange Commission’s Disclosure Update and Simplification Rule. See Note 8.

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2019	J.P. MORGAN MONEY MARKET FUNDS	83

STATEMENTS OF ASSETS AND LIABILITIES

AS OF FEBRUARY 28, 2019 (continued)

(Amounts in thousands, except per share amounts)

	JPMorgan Federal Money Market Fund		JPMorgan 100% U.S. Treasury Securities Money Market Fund	JPMorgan Tax Free Money Market Fund		JPMorgan Municipal Money Market Fund
ASSETS:
Investments in non-affiliates, at value	$3,735,055		$51,799,993	$16,605,401		$3,096,585
Cash	16,999		820,209	—		2
Receivables:
Investment securities sold	—		—	7,717		1,090
Investment securities sold — delayed delivery securities	—		—	2,720		350
Fund shares sold	3,005		—	—		—
Interest from non-affiliates	2,673		28,663	33,624		7,184
Prepaid expenses	—		—	—		170

Total Assets	3,757,732		52,648,865	16,649,462		3,105,381

LIABILITIES:
Payables:
Due to custodian	—		—	5		—
Distributions	4,439		54,506	15,839		906
Investment securities purchased	—		3,000,971	61,985		5,508
Fund shares redeemed	2,314		—	—		—
Accrued liabilities:
Investment advisory fees	190		2,315	976		39
Administration fees	148		1,830	748		44
Distribution fees	2		441	396		234
Service fees	220		2,994	1,359		320
Custodian and accounting fees	23		193	85		23
Trustees’ and Chief Compliance Officer’s fees	—	(a)	1	—	(a)	—
Printing and mailing cost	430		57	61		17
Other	136		1,410	198		57

Total Liabilities	7,902		3,064,718	81,652		7,148

Net Assets	$3,749,830		$49,584,147	$16,567,810		$3,098,233

(a)	Amount rounds to less than one thousand.

SEE NOTES TO FINANCIAL STATEMENTS.

84	J.P. MORGAN MONEY MARKET FUNDS	FEBRUARY 28, 2019

	JPMorgan Federal Money Market Fund	JPMorgan 100% U.S. Treasury Securities Money Market Fund	JPMorgan Tax Free Money Market Fund	JPMorgan Municipal Money Market Fund
NET ASSETS:
Paid-in-Capital	$3,750,017	$49,584,965	$16,567,762	$3,098,200
Total distributable earnings (loss) (a)	(187)	(818)	48	33

Total Net Assets	$3,749,830	$49,584,147	$16,567,810	$3,098,233

Net Assets:
Agency	$148,122	$2,567,061	$1,063,941	$127,136
Capital	—	23,528,259	—	—
Eagle Class	—	—	—	565,483
Institutional Class	3,417,418	17,858,556	12,402,297	2,003,502
Morgan	29,289	2,009,129	9,884	15,899
Premier	155,001	2,059,307	1,062,712	129,260
Reserve	—	1,561,835	2,028,976	—
Service	—	—	—	256,953

Total	$3,749,830	$49,584,147	$16,567,810	$3,098,233

Outstanding units of beneficial interest (shares)
($0.0001 par value; unlimited number of shares authorized):
Agency	148,145	2,567,099	1,063,928	127,138
Capital	—	23,528,615	—	—
Eagle Class	—	—	—	565,458
Institutional Class	3,417,853	17,858,838	12,402,010	2,003,502
Morgan	29,293	2,009,154	9,884	15,898
Premier	155,020	2,059,328	1,062,637	129,259
Reserve	—	1,561,841	2,028,849	—
Service	—	—	—	256,935
Net Asset Value offering and redemption price per share (all classes)	$1.00	$1.00	$1.00	$1.00

Cost of investments in non-affiliates	$3,735,055	$51,799,993	$16,605,401	$3,096,585

(a)

Total distributable earnings have been aggregated to conform to the current presentation requirements for the adoption of the Securities and Exchange Commission’s Disclosure Update and Simplification Rule. See Note 8.

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2019	J.P. MORGAN MONEY MARKET FUNDS	85

STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED FEBRUARY 28, 2019

(Amounts in thousands)

	JPMorgan Prime Money Market Fund	JPMorgan Institutional Tax Free Money Market Fund (a)	JPMorgan Securities Lending Money Market Fund (b)
INVESTMENT INCOME:
Interest income from non-affiliates	$963,684	$8,874	$15,775
Interest income from affiliates	9,576	—	—

Total investment income	973,260	8,874	15,775

EXPENSES:
Investment advisory fees	33,600	470	486
Administration fees	28,121	387	381
Distribution fees (See Note 4)	67	—	—
Service fees (See Note 4)	35,057	151	—
Custodian and accounting fees	1,188	128	87
Interest expense to affiliates	— (c)	1	— (c)
Professional fees	502	58	57
Trustees’ and Chief Compliance Officer’s fees	102	25	8
Printing and mailing costs	77	19	13
Registration and filing fees	1,266	131	300
Transfer agency fees (See Note 2.G.)	1,500	245	26
Offering costs	—	119	19
Other	222	11	8

Total expenses	101,702	1,745	1,385

Less fees waived	(12,965)	(329)	(813)
Less expense reimbursements	(26)	(400)	(207)

Net expenses	88,711	1,016	365

Net investment income (loss)	884,549	7,858	15,410

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from investments in non-affiliates	131	14	1
Change in net unrealized appreciation/depreciation on investments in non-affiliates	8,894	(33)	483

Net realized/unrealized gains (losses)	9,025	(19)	484

Change in net assets resulting from operations	$893,574	$7,839	$15,894

(a)	Commencement of operations was March 1, 2018.
(b)	Commencement of operations was September 19, 2018.
(c)	Amount rounds to less than one thousand.

SEE NOTES TO FINANCIAL STATEMENTS.

86	J.P. MORGAN MONEY MARKET FUNDS	FEBRUARY 28, 2019

	JPMorgan Liquid Assets Money Market Fund	JPMorgan U.S. Government Money Market Fund	JPMorgan U.S. Treasury Plus Money Market Fund
INVESTMENT INCOME:
Interest income from non-affiliates	$73,302	$2,831,205	$556,779
Interest income from affiliates	300	73,319	10,932
Income from interfund lending (net)	241	207	—

Total investment income	73,843	2,904,731	567,711

EXPENSES:
Investment advisory fees	2,484	112,485	21,651
Administration fees	2,060	94,339	18,087
Distribution fees (See Note 4)	363	21,786	3,252
Service fees (See Note 4)	5,023	127,239	25,627
Custodian and accounting fees	151	2,342	594
Interest expense to affiliates	1	—	—
Professional fees	79	1,632	354
Trustees’ and Chief Compliance Officer’s fees	37	558	125
Printing and mailing costs	28	430	49
Registration and filing fees	602	3,452	208
Transfer agency fees (See Note 2.G.)	133	2,911	544
Other	81	984	159

Total expenses	11,042	368,158	70,650

Less fees waived	(1,880)	(42,396)	(9,849)
Less expense reimbursements	—	— (a)	—

Net expenses	9,162	325,762	60,801

Net investment income (loss)	64,681	2,578,969	506,910

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from investments in non-affiliates	6	(3,877)	(176)

Change in net assets resulting from operations	$64,687	$2,575,092	$506,734

(a)	Amount rounds to less than one thousand.

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2019	J.P. MORGAN MONEY MARKET FUNDS	87

STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED FEBRUARY 28, 2019 (continued)

(Amounts in thousands)

	JPMorgan Federal Money Market Fund	JPMorgan 100% U.S. Treasury Securities Money Market Fund	JPMorgan Tax Free Money Market Fund		JPMorgan Municipal Money Market Fund
INVESTMENT INCOME:
Interest income from non-affiliates	$65,304	$824,734	$245,041		$45,432
Interest income from affiliates	422	19,175	—	(a)	—

Total investment income	65,726	843,909	245,041		45,432

EXPENSES:
Investment advisory fees	2,557	32,634	13,212		2,414
Administration fees	2,139	27,258	11,068		2,021
Distribution fees (See Note 4)	30	4,795	5,319		3,053
Service fees (See Note 4)	3,713	42,059	23,439		5,078
Custodian and accounting fees	89	816	392		112
Interest expense to affiliates	1	—	13		1
Professional fees	80	479	236		78
Trustees’ and Chief Compliance Officer’s fees	37	175	87		36
Printing and mailing costs	206	176	53		10
Registration and filing fees	18	2,510	548		719
Transfer agency fees (See Note 2.G.)	117	879	343		71
Other	58	329	104		28

Total expenses	9,045	112,110	54,814		13,621

Less fees waived	(1,700)	(14,744)	(6,599)		(1,789)
Less expense reimbursements	—	—	—	(a)	—

Net expenses	7,345	97,366	48,215		11,832

Net investment income (loss)	58,381	746,543	196,826		33,600

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from investments in non-affiliates	13	(222)	1,154		255

Change in net assets resulting from operations	$58,394	$746,321	$197,980		$33,855

(a)	Amount rounds to less than one thousand.

SEE NOTES TO FINANCIAL STATEMENTS.

88	J.P. MORGAN MONEY MARKET FUNDS	FEBRUARY 28, 2019

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED

(Amounts in thousands)

	JPMorgan Prime Money Market Fund		JPMorgan Institutional Tax Free Money Market Fund
	Year Ended February 28, 2019	Year Ended February 28, 2018	Year Ended February 28, 2019 (a)
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$884,549	$427,469	$7,858
Net realized gain (loss)	131	5	14
Change in net unrealized appreciation/depreciation	8,894	(9,211)	(33)

Change in net assets resulting from operations	893,574	418,263	7,839

DISTRIBUTIONS TO SHAREHOLDERS: (b)
Class C	(21)	(12)	—
Agency	(40,387)	(15,003)	(83)
Capital	(535,595)	(283,020)	(263)
IM	(40,957)	(24,838)	(5,663)
Institutional Class	(212,564)	(89,680)	(1,859)
Morgan	(28,290)	(5,425)	—
Premier	(26,502)	(8,924)	—
Reserve	(346)	(472)	—

Total distributions to shareholders	(884,662)	(427,374)	(7,868)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	8,474,416	8,095,806	943,378

NET ASSETS:
Change in net assets	8,483,328	8,086,695	943,349
Beginning of period	38,598,521	30,511,826	—

End of period	$47,081,849	$38,598,521	$943,349

(a)	Commencement of operations was March 1, 2018.
(b)

The prior period distributions have been reclassified to conform to current period presentation for the adoption of the Securities and Exchange Commission’s Disclosure Update and Simplification Rule. See Note 8. Prior period balances were as follows:

JPMorgan Prime Money Market Fund
Class C
From net investment income	$(12)
From net realized gains	— (c)
Agency
From net investment income	(15,003)
From net realized gains	— (c)
Capital
From net investment income	(283,012)
From net realized gains	(8)
IM
From net investment income	(24,837)
From net realized gains	(1)
Institutional Class
From net investment income	(89,677)
From net realized gains	(3)
Morgan
From net investment income	(5,425)
From net realized gains	— (c)
Premier
From net investment income	(8,924)
From net realized gains	— (c)
Reserve
From net investment income	(472)
From net realized gains	— (c)

(c)	Amount rounds to less than one thousand.

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2019	J.P. MORGAN MONEY MARKET FUNDS	89

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	JPMorgan Securities Lending Money Market Fund	JPMorgan Liquid Assets Money Market Fund
	Period Ended February 28, 2019 (a)	Year Ended February 28, 2019	Year Ended February 28, 2018
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$15,410	$64,681	$13,971
Net realized gain (loss)	1	6	15
Change in net unrealized appreciation/depreciation	483	—	—

Change in net assets resulting from operations	15,894	64,687	13,986

DISTRIBUTIONS TO SHAREHOLDERS: (b)
Class C	—	(279)	(102)
Agency	—	(6,245)	(1,408)
Agency SL	(15,410)	—	—
Capital	—	(5,669)	(680)
Institutional Class	—	(35,769)	(8,026)
Investor	—	(179)	(43)
Morgan	—	(3,399)	(1,224)
Premier	—	(13,059)	(2,447)
Reserve	—	(87)	(48)

Total distributions to shareholders	(15,410)	(64,686)	(13,978)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	2,865,055	3,508,402	1,019,947

NET ASSETS:
Change in net assets	2,865,539	3,508,403	1,019,955
Beginning of period	—	1,792,943	772,988

End of period	$2,865,539	$5,301,346	$1,792,943

(a)	Commencement of operations was September 19, 2018.
(b)

The prior period distributions have been reclassified to conform to current period presentation for the adoption of the Securities and Exchange Commission’s Disclosure Update and Simplification Rule. See Note 8. Prior period balances were as follows:

JPMorgan Liquid Assets Money Market Fund
Class C
From net investment income	$(102)
From net realized gains	— (c)
Agency
From net investment income	(1,407)
From net realized gains	(1)
Capital
From net investment income	(679)
From net realized gains	(1)
Institutional Class
From net investment income	(8,018)
From net realized gains	(8)
Investor
From net investment income	(43)
From net realized gains	— (c)
Morgan
From net investment income	(1,223)
From net realized gains	(1)
Premier
From net investment income	(2,444)
From net realized gains	(3)
Reserve
From net investment income	(48)
From net realized gains	— (c)

(c)	Amount rounds to less than one thousand.

SEE NOTES TO FINANCIAL STATEMENTS.

90	J.P. MORGAN MONEY MARKET FUNDS	FEBRUARY 28, 2019

	JPMorgan U.S. Government Money Market Fund		JPMorgan U.S. Treasury Plus Money Market Fund
	Year Ended February 28, 2019	Year Ended February 28, 2018	Year Ended February 28, 2019	Year Ended February 28, 2018
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$2,578,969	$1,185,670	$506,910	$179,112
Net realized gain (loss)	(3,877)	(355)	(176)	(58)

Change in net assets resulting from operations	2,575,092	1,185,315	506,734	179,054

DISTRIBUTIONS TO SHAREHOLDERS: (a)
Class C	—	—	(4,095)	(641)
Agency	(222,066)	(100,268)	(25,590)	(8,443)
Capital (c)	(1,466,420)	(705,215)	(103,670)	(10,766)
Direct (d)	—	(642)	—	(82)
Eagle Class (e)	(37,312)	(4,353)	—	— (b)
Eagle Private Wealth Class (f)	— (b)	— (b)	—	—
E*Trade	(3,012)	(277)	—	—
IM	(89,246)	(20,760)	(48,958)	(32,555)
Institutional Class	(635,300)	(299,976)	(304,942)	(121,099)
Investor	(14,298)	(3,995)	(622)	(292)
Morgan	(21,441)	(8,270)	(6,356)	(1,265)
Premier	(67,583)	(43,669)	(12,497)	(3,766)
Reserve	(542)	(355)	(180)	(215)
Service (e)	(21,750)	(1,229)	—	— (b)

Total distributions to shareholders	(2,578,970)	(1,189,009)	(506,910)	(179,124)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	(6,980,523)	622,254	7,326,156	(2,393,355)

NET ASSETS:
Change in net assets	(6,984,401)	618,560	7,325,980	(2,393,425)
Beginning of period	152,344,257	151,725,697	22,357,607	24,751,032

End of period	$145,359,856	$152,344,257	$29,683,587	$22,357,607

(a)

The prior period distributions have been reclassified to conform to current period presentation for the adoption of the Securities and Exchange Commission’s Disclosure Update and Simplification Rule. See Note 8. Prior period balances were as follows:

	JPMorgan U.S. Government Money Market Fund	JPMorgan U.S. Treasury Plus Money Market Fund
Class C
From net investment income	$—	$ (641)
From net realized gains	—	— (b)
Agency
From net investment income	(99,978)	(8,442)
From net realized gains	(290)	(1)
Capital (c)
From net investment income	(703,390)	(10,766)
From net realized gains	(1,825)	— (b)
Direct (d)
From net investment income	(639)	(82)
From net realized gains	(3)	— (b)
Eagle Class (e)
From net investment income	(4,324)	— (b)
From net realized gains	(29)	—

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2019	J.P. MORGAN MONEY MARKET FUNDS	91

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	JPMorgan U.S. Government Money Market Fund	JPMorgan U.S. Treasury Plus Money Market Fund
Eagle Private Wealth Class (f)
From net investment income	— (b)	—
From net realized gains	— (b)	—
E*Trade
From net investment income	(273)	—
From net realized gains	(4)	—
IM
From net investment income	(20,693)	(32,552)
From net realized gains	(67)	(3)
Institutional Class
From net investment income	(299,129)	(121,085)
From net realized gains	(847)	(14)
Investor
From net investment income	(3,978)	(292)
From net realized gains	(17)	— (b)
Morgan
From net investment income	(8,226)	(1,265)
From net realized gains	(44)	— (b)
Premier
From net investment income	(43,479)	(3,765)
From net realized gains	(190)	(1)
Reserve
From net investment income	(352)	(215)
From net realized gains	(3)	— (b)
Service (e)
From net investment income	(1,203)	— (b)
From net realized gains	(26)	—

(b)	Amount rounds to less than one thousand.
(c)	Commencement of offering of class of shares effective September 22, 2017 for JPMorgan U.S. Treasury Plus Money Market Fund.
(d)	Direct Shares of JPMorgan U.S. Government Money Market Fund and JPMorgan U.S. Treasury Plus Money Market Fund had no assets from the close of business on November 22, 2017.
(e)	Liquidated on September 22, 2017 for JPMorgan U.S. Treasury Plus Money Market Fund.
(f)	Commencement of offering of class of shares effective August 18, 2017 for JPMorgan U.S. Government Money Market Fund.

SEE NOTES TO FINANCIAL STATEMENTS.

92	J.P. MORGAN MONEY MARKET FUNDS	FEBRUARY 28, 2019

	JPMorgan Federal Money Market Fund		JPMorgan 100% U.S. Treasury Securities Money Market Fund
	Year Ended February 28, 2019	Year Ended February 28, 2018	Year Ended February 28, 2019	Year Ended February 28, 2018
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$58,381	$25,406	$746,543	$238,073
Net realized gain (loss)	13	36	(222)	49

Change in net assets resulting from operations	58,394	25,442	746,321	238,122

DISTRIBUTIONS TO SHAREHOLDERS: (a)
Agency	(2,217)	(1,104)	(41,806)	(13,483)
Capital	—	—	(376,988)	(126,259)
Institutional Class	(52,791)	(23,281)	(258,873)	(86,375)
Morgan	(433)	(175)	(27,970)	(5,946)
Premier	(2,945)	(885)	(24,668)	(5,447)
Reserve (c)	—	— (b)	(16,269)	(559)
Service (d)	—	—	—	— (b)

Total distributions to shareholders	(58,386)	(25,445)	(746,574)	(238,069)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	691,739	(5,010)	14,571,405	10,037,394

NET ASSETS:
Change in net assets	691,747	(5,013)	14,571,152	10,037,447
Beginning of period	3,058,083	3,063,096	35,012,995	24,975,548

End of period	$3,749,830	$3,058,083	$49,584,147	$35,012,995

(a)

The prior period distributions have been reclassified to conform to current period presentation for the adoption of the Securities and Exchange Commission’s Disclosure Update and Simplification Rule. See Note 8. Prior period balances were as follows:

	JPMorgan Federal Money Market Fund	JPMorgan 100% U.S. Treasury Securities Money Market Fund
Agency
From net investment income	$(1,103)	$(13,483)
From net realized gains	(1)	— (b)
Capital
From net investment income	—	(126,256)
From net realized gains	—	(3)
Institutional Class
From net investment income	(23,244)	(86,373)
From net realized gains	(37)	(2)
Morgan
From net investment income	(175)	(5,946)
From net realized gains	— (b)	— (b)
Premier
From net investment income	(883)	(5,447)
From net realized gains	(2)	— (b)
Reserve (c)
From net investment income	— (b)	(559)
From net realized gains	—	— (b)
Service (d)
From net investment income	—	— (b)
From net realized gains	—	—

(b)	Amount rounds to less than one thousand.
(c)	Liquidated on September 22, 2017 for JPMorgan Federal Money Market Fund.
(d)	Liquidated on September 22, 2017 for JPMorgan 100% U.S. Treasury Securities Money Market Fund.

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2019	J.P. MORGAN MONEY MARKET FUNDS	93

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	JPMorgan Tax Free Money Market Fund		JPMorgan Municipal Money Market Fund
	Year Ended February 28, 2019	Year Ended February 28, 2018	Year Ended February 28, 2019	Year Ended February 28, 2018
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$196,826	$98,155	$33,600	$9,459
Net realized gain (loss)	1,154	287	255	189

Change in net assets resulting from operations	197,980	98,442	33,855	9,648

DISTRIBUTIONS TO SHAREHOLDERS: (a)
Agency	(12,956)	(4,099)	(2,215)	(568)
Direct (b)	—	— (c)	—	—
Eagle Class	—	—	(4,615)	(1,706)
Institutional Class	(156,952)	(81,014)	(24,246)	(6,373)
Morgan	(96)	(39)	(157)	(465)
Premier	(10,954)	(7,805)	(1,365)	(373)
Reserve (d)	(16,694)	(5,686)	—	— (c)
Service	—	—	(1,260)	(199)

Total distributions to shareholders	(197,652)	(98,643)	(33,858)	(9,684)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	(315,886)	1,503,242	421,121	1,011,088

NET ASSETS:
Change in net assets	(315,558)	1,503,041	421,118	1,011,052
Beginning of period	16,883,368	15,380,327	2,677,115	1,666,063

End of period	$16,567,810	$16,883,368	$3,098,233	$2,677,115

(a)

The prior period distributions have been reclassified to conform to current period presentation for the adoption of the Securities and Exchange Commission’s Disclosure Update and Simplification Rule. See Note 8. Prior period balances were as follows:

	JPMorgan Tax Free Money Market Fund	JPMorgan Municipal Money Market Fund
Agency
From net investment income	$(4,078)	$(559)
From net realized gains	(21)	(9)
Direct (b)
From net investment income	— (c)	—
From net realized gains	—	—
Eagle Class
From net investment income	—	(1,643)
From net realized gains	—	(63)
Institutional Class
From net investment income	(80,666)	(6,259)
From net realized gains	(348)	(114)
Morgan
From net investment income	(39)	(464)
From net realized gains	— (c)	(1)
Premier
From net investment income	(7,756)	(365)
From net realized gains	(49)	(8)
Reserve (d)
From net investment income	(5,616)	— (c)
From net realized gains	(70)	—
Service
From net investment income	—	(169)
From net realized gains	—	(30)

(b)	Liquidated on September 22, 2017 for JPMorgan Tax Free Money Market Fund.
(c)	Amount rounds to less than one thousand.
(d)	Liquidated on September 22, 2017 for JPMorgan Municipal Money Market Fund.

SEE NOTES TO FINANCIAL STATEMENTS.

94	J.P. MORGAN MONEY MARKET FUNDS	FEBRUARY 28, 2019

	JPMorgan Prime Money Market Fund		JPMorgan Institutional Tax Free Money Market Fund
	Year Ended February 28, 2019	Year Ended February 28, 2018	Year Ended February 28, 2019 (a)
CAPITAL TRANSACTIONS:
Class C
Proceeds from shares issued	$6	$1	$—
Distributions reinvested	21	12	—
Cost of shares redeemed	(821)	(2,288)	—

Change in net assets resulting from Class C capital transactions	$(794)	$(2,275)	$—

Agency
Proceeds from shares issued	$208,462,873	$175,932,980	$34,694
Distributions reinvested	5,212	1,165	1
Cost of shares redeemed	(207,488,850)	(175,443,023)	(17,546)

Change in net assets resulting from Agency capital transactions	$979,235	$491,122	$17,149

Capital
Proceeds from shares issued	$192,273,369	$150,433,736	$113,212
Distributions reinvested	212,051	123,444	10
Cost of shares redeemed	(190,418,265)	(145,987,910)	(40,287)

Change in net assets resulting from Capital capital transactions	$2,067,155	$4,569,270	$72,935

IM
Proceeds from shares issued	$10,849,841	$11,688,910	$4,979,384
Distributions reinvested	775	275	145
Cost of shares redeemed	(10,986,734)	(11,667,120)	(4,504,146)

Change in net assets resulting from IM capital transactions	$(136,118)	$22,065	$475,383

Institutional Class
Proceeds from shares issued	$55,247,913	$58,317,191	$835,339
Distributions reinvested	41,157	16,510	219
Cost of shares redeemed	(52,166,752)	(55,846,075)	(457,647)

Change in net assets resulting from Institutional Class capital transactions	$3,122,318	$2,487,626	$377,911

Morgan
Proceeds from shares issued	$307,090,167	$81,855,717	$—
Distributions reinvested	3,741	2,180	—
Cost of shares redeemed	(305,439,466)	(81,652,318)	—

Change in net assets resulting from Morgan capital transactions	$1,654,442	$205,579	$—

Premier
Proceeds from shares issued	$40,290,030	$38,226,415	$—
Distributions reinvested	1,477	1,480	—
Cost of shares redeemed	(39,500,495)	(37,821,906)	—

Change in net assets resulting from Premier capital transactions	$791,012	$405,989	$—

Reserve
Proceeds from shares issued	$4,012,689	$17,153,665	$—
Distributions reinvested	73	50	—
Cost of shares redeemed	(4,015,596)	(17,237,285)	—

Change in net assets resulting from Reserve capital transactions	$(2,834)	$(83,570)	$—

Total change in net assets resulting from capital transactions	$8,474,416	$8,095,806	$943,378

(a)	Commencement of operations was March 1, 2018.

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2019	J.P. MORGAN MONEY MARKET FUNDS	95

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	JPMorgan Prime Money Market Fund		JPMorgan Institutional Tax Free Money Market Fund
	Year Ended February 28, 2019	Year Ended February 28, 2018	Period Ended February 28, 2019 (a)
SHARE TRANSACTIONS:
Class C
Issued	6	1	—
Reinvested	21	11	—
Redeemed	(821)	(2,288)	—

Change in Class C Shares	(794)	(2,276)	—

Agency
Issued	208,425,101	175,884,590	34,693
Reinvested	5,212	1,165	1
Redeemed	(207,450,783)	(175,394,499)	(17,546)

Change in Agency Shares	979,530	491,256	17,148

Capital
Issued	192,248,217	150,399,180	113,211
Reinvested	212,014	123,415	10
Redeemed	(190,393,300)	(145,955,068)	(40,287)

Change in Capital Shares	2,066,931	4,567,527	72,934

IM
Issued	10,848,505	11,685,923	4,979,388
Reinvested	775	275	145
Redeemed	(10,985,420)	(11,664,181)	(4,504,148)

Change in IM Shares	(136,140)	22,017	475,385

Institutional Class
Issued	55,241,965	58,302,140	835,334
Reinvested	41,149	16,505	219
Redeemed	(52,161,197)	(55,831,823)	(457,642)

Change in Institutional Class Shares	3,121,917	2,486,822	377,911

Morgan
Issued	307,042,558	81,838,076	—
Reinvested	3,740	2,179	—
Redeemed	(305,391,593)	(81,634,556)	—

Change in Morgan Shares	1,654,705	205,699	—

Premier
Issued	40,284,169	38,215,250	—
Reinvested	1,477	1,480	—
Redeemed	(39,494,691)	(37,810,799)	—

Change in Premier Shares	790,955	405,931	—

Reserve
Issued	4,012,072	17,149,062	—
Reinvested	73	50	—
Redeemed	(4,014,969)	(17,232,671)	—

Change in Reserve Shares	(2,824)	(83,559)	—

(a)	Commencement of operations was March 1, 2018.

SEE NOTES TO FINANCIAL STATEMENTS.

96	J.P. MORGAN MONEY MARKET FUNDS	FEBRUARY 28, 2019

	JPMorgan Securities Lending Money Market Fund	JPMorgan Liquid Assets Money Market Fund
	Period Ended February 28, 2019 (a)	Year Ended February 28, 2019	Year Ended February 28, 2018
CAPITAL TRANSACTIONS:
Class C
Proceeds from shares issued	$—	$17,379	$11,298
Distributions reinvested	—	279	102
Cost of shares redeemed	—	(17,852)	(22,238)

Change in net assets resulting from Class C capital transactions	$—	$(194)	$(10,838)

Agency
Proceeds from shares issued	$—	$946,895	$353,640
Distributions reinvested	—	295	37
Cost of shares redeemed	—	(563,714)	(231,257)

Change in net assets resulting from Agency capital transactions	$—	$383,476	$122,420

Agency SL
Proceeds from shares issued	$7,082,500	$—	$—
Distributions reinvested	145	—	—
Cost of shares redeemed	(4,217,590)	—	—

Change in net assets resulting from Agency SL capital transactions	$2,865,055	$—	$—

Capital
Proceeds from shares issued	$—	$1,101,524	$317,213
Distributions reinvested	—	660	15
Cost of shares redeemed	—	(642,507)	(323,779)

Change in net assets resulting from Capital capital transactions	$—	$459,677	$(6,551)

Institutional Class
Proceeds from shares issued	$—	$3,885,697	$1,787,887
Distributions reinvested	—	12,958	1,955
Cost of shares redeemed	—	(2,169,444)	(1,088,013)

Change in net assets resulting from Institutional Class capital transactions	$—	$1,729,211	$701,829

Investor
Proceeds from shares issued	$—	$19,039	$7,156
Distributions reinvested	—	173	42
Cost of shares redeemed	—	(19,681)	(2,516)

Change in net assets resulting from Investor capital transactions	$—	$(469)	$4,682

Morgan
Proceeds from shares issued	$—	$316,847	$112,914
Distributions reinvested	—	3,328	1,211
Cost of shares redeemed	—	(168,640)	(102,246)

Change in net assets resulting from Morgan capital transactions	$—	$151,535	$11,879

Premier
Proceeds from shares issued	$—	$1,950,030	$570,364
Distributions reinvested	—	141	85
Cost of shares redeemed	—	(1,163,026)	(372,779)

Change in net assets resulting from Premier capital transactions	$—	$787,145	$197,670

Reserve
Proceeds from shares issued	$—	$1,161	$1,031
Distributions reinvested	—	87	48
Cost of shares redeemed	—	(3,227)	(2,223)

Change in net assets resulting from Reserve capital transactions	$—	$(1,979)	$(1,144)

Total change in net assets resulting from capital transactions	$2,865,055	$3,508,402	$1,019,947

(a)	Commencement of operations was September 19, 2018.

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2019	J.P. MORGAN MONEY MARKET FUNDS	97

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	JPMorgan Securities Lending Money Market Fund	JPMorgan Liquid Assets Money Market Fund
	Period Ended February 28, 2019 (a)	Year Ended February 28, 2019	Year Ended February 28, 2018
SHARE TRANSACTIONS:
Class C
Issued	—	17,379	11,298
Reinvested	—	279	102
Redeemed	—	(17,852)	(22,238)

Change in Class C Shares	—	(194)	(10,838)

Agency
Issued	—	946,895	353,640
Reinvested	—	295	37
Redeemed	—	(563,714)	(231,257)

Change in Agency Shares	—	383,476	122,420

Agency SL
Issued	7,082,844	—	—
Reinvested	145	—	—
Redeemed	(4,217,745)	—	—

Change in Agency SL Shares	2,865,244	—	—

Capital
Issued	—	1,101,524	317,205
Reinvested	—	660	15
Redeemed	—	(642,507)	(323,771)

Change in Capital Shares	—	459,677	(6,551)

Institutional Class
Issued	—	3,885,697	1,787,882
Reinvested	—	12,958	1,955
Redeemed	—	(2,169,444)	(1,088,010)

Change in Institutional Class Shares	—	1,729,211	701,827

Investor
Issued	—	19,039	7,156
Reinvested	—	173	42
Redeemed	—	(19,681)	(2,516)

Change in Investor Shares	—	(469)	4,682

Morgan
Issued	—	316,846	112,912
Reinvested	—	3,328	1,211
Redeemed	—	(168,639)	(102,244)

Change in Morgan Shares	—	151,535	11,879

Premier
Issued	—	1,950,030	570,364
Reinvested	—	141	85
Redeemed	—	(1,163,026)	(372,777)

Change in Premier Shares	—	787,145	197,672

Reserve
Issued	—	1,161	1,031
Reinvested	—	87	48
Redeemed	—	(3,227)	(2,223)

Change in Reserve Shares	—	(1,979)	(1,144)

(a)	Commencement of operations was September 19, 2018.

SEE NOTES TO FINANCIAL STATEMENTS.

98	J.P. MORGAN MONEY MARKET FUNDS	FEBRUARY 28, 2019

	JPMorgan U.S. Government Money Market Fund		JPMorgan U.S. Treasury Plus Money Market Fund
	Year Ended February 28, 2019	Year Ended February 28, 2018	Year Ended February 28, 2019	Year Ended February 28, 2018
CAPITAL TRANSACTIONS:
Class C
Proceeds from shares issued	$—	$—	$178,940	$243,273
Distributions reinvested	—	—	4,094	641
Cost of shares redeemed	—	—	(224,858)	(405,435)

Change in net assets resulting from Class C capital transactions	$—	$—	$(41,824)	$(161,521)

Agency
Proceeds from shares issued	$1,353,183,882	$1,332,839,837	$124,453,173	$102,127,895
Distributions reinvested	6,868	3,007	2,907	1,851
Cost of shares redeemed	(1,355,984,012)	(1,331,824,427)	(123,372,740)	(102,036,811)

Change in net assets resulting from Agency capital transactions	$(2,793,262)	$1,018,417	$1,083,340	$92,935

Capital (a)
Proceeds from shares issued	$1,198,580,018	$1,105,967,727	$54,777,524	$8,532,208
Distributions reinvested	666,003	312,296	27,610	2,387
Cost of shares redeemed	(1,218,601,159)	(1,099,730,645)	(51,881,006)	(5,033,496)

Change in net assets resulting from Capital capital transactions	$(19,355,138)	$6,549,378	$2,924,128	$3,501,099

Direct (b)
Proceeds from shares issued	$—	$274,510	$—	$131,883
Cost of shares redeemed	—	(468,347)	—	(137,695)

Change in net assets resulting from Direct capital transactions	$—	$(193,837)	$—	$(5,812)

Eagle Class (c)
Proceeds from shares issued	$4,923,912	$1,400,257	$—	$—
Distributions reinvested	36,954	4,308	—	— (d)
Cost of shares redeemed	(2,275,477)	(1,447,122)	—	(20)

Change in net assets resulting from Eagle Class capital transactions	$2,685,389	$(42,557)	$—	$(20)

Eagle Private Wealth Class (e)
Proceeds from shares issued	$—	$20	$—	$—
Distributions reinvested	— (d)	— (d)	—	—

Change in net assets resulting from Eagle Private Wealth Class capital transactions	$— (d)	$20	$—	$—

E*Trade
Proceeds from shares issued	$279,841	$397,717	$—	$—
Distributions reinvested	3,012	277	—	—
Cost of shares redeemed	(299,680)	(172,170)	—	—

Change in net assets resulting from E*Trade capital transactions	$(16,827)	$225,824	$—	$—

IM
Proceeds from shares issued	$36,187,070	$20,353,261	$10,181,348	$16,468,071
Distributions reinvested	40,933	14,398	28,953	17,166
Cost of shares redeemed	(32,612,636)	(18,463,543)	(11,810,374)	(20,883,318)

Change in net assets resulting from IM capital transactions	$3,615,367	$1,904,116	$(1,600,073)	$(4,398,081)

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2019	J.P. MORGAN MONEY MARKET FUNDS	99

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	JPMorgan U.S. Government Money Market Fund		JPMorgan U.S. Treasury Plus Money Market Fund
	Year Ended February 28, 2019	Year Ended February 28, 2018	Year Ended February 28, 2019	Year Ended February 28, 2018
CAPITAL TRANSACTIONS: (continued)
Institutional Class
Proceeds from shares issued	$373,572,925	$412,069,575	$111,302,840	$91,735,482
Distributions reinvested	324,296	108,654	190,534	61,952
Cost of shares redeemed	(364,571,713)	(416,502,322)	(107,227,739)	(93,109,531)

Change in net assets resulting from Institutional Class capital transactions	$9,325,508	$(4,324,093)	$4,265,635	$(1,312,097)

Investor
Proceeds from shares issued	$990,064	$515,838	$133,947	$212,805
Distributions reinvested	14,298	3,982	8	27
Cost of shares redeemed	(624,967)	(691,101)	(154,190)	(235,317)

Change in net assets resulting from Investor capital transactions	$379,395	$(171,281)	$(20,235)	$(22,485)

Morgan
Proceeds from shares issued	$208,722,801	$202,793,121	$80,166,283	$36,942,807
Distributions reinvested	7,865	2,654	761	235
Cost of shares redeemed	(208,301,366)	(204,024,871)	(79,816,151)	(36,904,251)

Change in net assets resulting from Morgan capital transactions	$429,300	$(1,229,096)	$350,893	$38,791

Premier
Proceeds from shares issued	$164,890,575	$200,367,318	$15,269,775	$10,216,013
Distributions reinvested	3,317	2,194	3,317	663
Cost of shares redeemed	(167,448,259)	(202,634,298)	(14,903,539)	(10,245,612)

Change in net assets resulting from Premier capital transactions	$(2,554,367)	$(2,264,786)	$369,553	$(28,936)

Reserve
Proceeds from shares issued	$1,561,266	$10,773,546	$1,360,549	$16,088,298
Distributions reinvested	451	238	103	49
Cost of shares redeemed	(1,601,583)	(10,833,988)	(1,365,913)	(16,185,555)

Change in net assets resulting from Reserve capital transactions	$(39,866)	$(60,204)	$(5,261)	$(97,208)

Service (c)
Proceeds from shares issued	$2,999,804	$3,994,455	$—	$—
Distributions reinvested	21,750	1,228	—	—
Cost of shares redeemed	(1,677,576)	(4,785,330)	—	(20)

Change in net assets resulting from Service capital transactions	$1,343,978	$(789,647)	$—	$(20)

Total change in net assets resulting from capital transactions	$(6,980,523)	$622,254	$7,326,156	$(2,393,355)

(a)	Commencement of offering of class of shares effective September 22, 2017 for JPMorgan U.S. Treasury Plus Money Market Fund.
(b)	Direct Shares of JPMorgan U.S. Government Money Market Fund and JPMorgan U.S. Treasury Plus Money Market Fund had no assets from the close of business on November 22, 2017.
(c)	Liquidated on September 22, 2017 for JPMorgan U.S. Treasury Plus Money Market Fund.
(d)	Amount rounds to less than one thousand.
(e)	Commencement of offering of class of shares effective August 18, 2017 for JPMorgan U.S. Government Money Market Fund.

SEE NOTES TO FINANCIAL STATEMENTS.

100	J.P. MORGAN MONEY MARKET FUNDS	FEBRUARY 28, 2019

	JPMorgan U.S. Government Money Market Fund		JPMorgan U.S. Treasury Plus Money Market Fund
	Year Ended February 28, 2019	Year Ended February 28, 2018	Year Ended February 28, 2019	Year Ended February 28, 2018
SHARE TRANSACTIONS:
Class C
Issued	—	—	178,940	243,273
Reinvested	—	—	4,094	641
Redeemed	—	—	(224,858)	(405,435)

Change in Class C Shares	—	—	(41,824)	(161,521)

Agency
Issued	1,353,183,800	1,332,839,837	124,453,173	102,127,895
Reinvested	6,868	3,007	2,907	1,851
Redeemed	(1,355,984,012)	(1,331,824,427)	(123,372,736)	(102,036,811)

Change in Agency Shares	(2,793,344)	1,018,417	1,083,344	92,935

Capital (a)
Issued	1,198,580,023	1,105,967,727	54,777,524	8,532,208
Reinvested	666,003	312,296	27,610	2,387
Redeemed	(1,218,600,907)	(1,099,730,645)	(51,881,006)	(5,033,496)

Change in Capital Class Shares	(19,354,881)	6,549,378	2,924,128	3,501,099

Direct (b)
Issued	—	274,510	—	131,883
Redeemed	—	(468,347)	—	(137,695)

Change in Direct Shares	—	(193,837)	—	(5,812)

Eagle Class (c)
Issued	4,923,910	1,400,257	—	—
Reinvested	36,954	4,308	—	— (d)
Redeemed	(2,275,477)	(1,447,122)	—	(20)

Change in Eagle Class Shares	2,685,387	(42,557)	—	(20)

Eagle Private Wealth Class (e)
Issued	—	20	—	—
Reinvested	— (d)	— (d)	—	—

Change in Eagle Private Wealth Class Shares	— (d)	20	—	—

E*Trade
Issued	279,832	397,717	—	—
Reinvested	3,012	277	—	—
Redeemed	(299,680)	(172,170)	—	—

Change in E*Trade Shares	(16,836)	225,824	—	—

IM
Issued	36,187,065	20,353,261	10,181,266	16,468,071
Reinvested	40,933	14,398	28,953	17,166
Redeemed	(32,612,636)	(18,463,543)	(11,810,374)	(20,883,318)

Change in IM Shares	3,615,362	1,904,116	(1,600,155)	(4,398,081)

Institutional Class
Issued	373,572,906	412,069,575	111,302,840	91,735,482
Reinvested	324,296	108,654	190,534	61,952
Redeemed	(364,571,713)	(416,502,322)	(107,227,661)	(93,109,531)

Change in Institutional Class Shares	9,325,489	(4,324,093)	4,265,713	(1,312,097)

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2019	J.P. MORGAN MONEY MARKET FUNDS	101

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	JPMorgan U.S. Government Money Market Fund		JPMorgan U.S. Treasury Plus Money Market Fund
	Year Ended February 28, 2019	Year Ended February 28, 2018	Year Ended February 28, 2019	Year Ended February 28, 2018
SHARE TRANSACTIONS: (continued)
Investor
Issued	990,065	515,838	133,947	212,805
Reinvested	14,298	3,982	8	27
Redeemed	(624,961)	(691,101)	(154,190)	(235,317)

Change in Investor Shares	379,402	(171,281)	(20,235)	(22,485)

Morgan
Issued	208,722,785	202,793,121	80,166,283	36,942,807
Reinvested	7,865	2,654	761	235
Redeemed	(208,301,364)	(204,024,871)	(79,816,151)	(36,904,251)

Change in Morgan Shares	429,286	(1,229,096)	350,893	38,791

Premier
Issued	164,890,457	200,367,318	15,269,775	10,216,013
Reinvested	3,317	2,194	3,317	663
Redeemed	(167,448,259)	(202,634,298)	(14,903,539)	(10,245,612)

Change in Premier Shares	(2,554,485)	(2,264,786)	369,553	(28,936)

Reserve
Issued	1,561,264	10,773,546	1,360,549	16,088,298
Reinvested	451	238	103	49
Redeemed	(1,601,583)	(10,833,988)	(1,365,913)	(16,185,555)

Change in Reserve Shares	(39,868)	(60,204)	(5,261)	(97,208)

Service (c)
Issued	2,999,798	3,994,455	—	—
Reinvested	21,750	1,228	—	—
Redeemed	(1,677,576)	(4,785,330)	—	(20)

Change in Service Shares	1,343,972	(789,647)	—	(20)

(a)	Commencement of offering of class of shares effective September 22, 2017 for JPMorgan U.S. Treasury Plus Money Market Fund.
(b)	Direct Shares of JPMorgan U.S. Government Money Market Fund and JPMorgan U.S. Treasury Plus Money Market Fund had no assets from the close of business on November 22, 2017.
(c)	Liquidated on September 22, 2017 for JPMorgan U.S. Treasury Plus Money Market Fund.
(d)	Amount rounds to less than one thousand.
(e)	Commencement of offering of class of shares effective August 18, 2017 for JPMorgan U.S. Government Money Market Fund.

SEE NOTES TO FINANCIAL STATEMENTS.

102	J.P. MORGAN MONEY MARKET FUNDS	FEBRUARY 28, 2019

	JPMorgan Federal Money Market Fund		JPMorgan 100% U.S. Treasury Securities Money Market Fund
	Year Ended February 28, 2019	Year Ended February 28, 2018	Year Ended February 28, 2019	Year Ended February 28, 2018
CAPITAL TRANSACTIONS:
Agency
Proceeds from shares issued	$1,456,233	$2,358,284	$290,643,445	$189,633,479
Distributions reinvested	347	155	7,057	3,553
Cost of shares redeemed	(1,435,910)	(2,364,215)	(290,064,493)	(189,504,709)

Change in net assets resulting from Agency capital transactions	$20,670	$(5,776)	$586,009	$132,323

Capital
Proceeds from shares issued	$—	$—	$229,066,272	$69,563,507
Distributions reinvested	—	—	188,850	75,067
Cost of shares redeemed	—	—	(224,935,268)	(62,060,124)

Change in net assets resulting from Capital capital transactions	$—	$—	$4,319,854	$7,578,450

Institutional Class
Proceeds from shares issued	$10,425,426	$10,114,086	$61,988,985	$37,650,859
Distributions reinvested	16,645	7,270	66,667	28,093
Cost of shares redeemed	(9,693,272)	(10,220,012)	(55,295,514)	(35,995,237)

Change in net assets resulting from Institutional Class capital transactions	$748,799	$(98,656)	$6,760,138	$1,683,715

Morgan
Proceeds from shares issued	$86,809	$375,535	$53,209,341	$108,157,082
Distributions reinvested	389	120	20,549	2,930
Cost of shares redeemed	(90,133)	(396,520)	(52,838,733)	(107,690,922)

Change in net assets resulting from Morgan capital transactions	$(2,935)	$(20,865)	$391,157	$469,090

Premier
Proceeds from shares issued	$822,795	$705,346	$21,201,215	$22,204,004
Distributions reinvested	456	247	8,063	976
Cost of shares redeemed	(898,046)	(585,080)	(19,998,870)	(22,213,956)

Change in net assets resulting from Premier capital transactions	$(74,795)	$120,513	$1,210,408	$(8,976)

Reserve (a)
Proceeds from shares issued	$—	$1	$9,672,898	$1,219,652
Distributions reinvested	—	— (b)	120	62
Cost of shares redeemed	—	(227)	(8,369,179)	(1,036,902)

Change in net assets resulting from Reserve capital transactions	$—	$(226)	$1,303,839	$182,812

Service (c)
Distributions reinvested	—	—	—	— (b)
Cost of shares redeemed	—	—	—	(20)

Change in net assets resulting from Service capital transactions	$—	$—	$—	$(20)

Total change in net assets resulting from capital transactions	$691,739	$(5,010)	$14,571,405	$10,037,394

(a)	Liquidated on September 22, 2017 for JPMorgan Federal Money Market Fund.
(b)	Amount rounds to less than one thousand.
(c)	Liquidated on September 22, 2017 for JPMorgan 100% U.S. Treasury Securities Money Market Fund.

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2019	J.P. MORGAN MONEY MARKET FUNDS	103

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	JPMorgan Federal Money Market Fund		JPMorgan 100% U.S. Treasury Securities Money Market Fund
	Year Ended February 28, 2019	Year Ended February 28, 2018	Year Ended February 28, 2019	Year Ended February 28, 2018
SHARE TRANSACTIONS:
Agency
Issued	1,456,230	2,358,268	290,643,445	189,633,479
Reinvested	347	155	7,057	3,553
Redeemed	(1,435,900)	(2,364,207)	(290,064,493)	(189,504,709)

Change in Agency Shares	20,677	(5,784)	586,009	132,323

Capital
Issued	—	—	229,066,272	69,563,507
Reinvested	—	—	188,850	75,067
Redeemed	—	—	(224,935,268)	(62,060,124)

Change in Capital Shares	—	—	4,319,854	7,578,450

Institutional Class
Issued	10,425,417	10,114,077	61,988,985	37,650,859
Reinvested	16,645	7,270	66,667	28,093
Redeemed	(9,693,266)	(10,219,997)	(55,295,514)	(35,995,237)

Change in Institutional Class Shares	748,796	(98,650)	6,760,138	1,683,715

Morgan
Issued	86,804	375,529	53,209,341	108,157,082
Reinvested	389	120	20,549	2,930
Redeemed	(90,132)	(396,514)	(52,838,733)	(107,690,922)

Change in Morgan Shares	(2,939)	(20,865)	391,157	469,090

Premier
Issued	822,779	705,344	21,201,215	22,204,004
Reinvested	456	247	8,063	976
Redeemed	(898,030)	(585,076)	(19,998,870)	(22,213,956)

Change in Premier Shares	(74,795)	120,515	1,210,408	(8,976)

Reserve (a)
Issued	—	1	9,672,898	1,219,652
Reinvested	—	— (b)	120	62
Redeemed	—	(227)	(8,369,179)	(1,036,902)

Change in Reserve Shares	—	(226)	1,303,839	182,812

Service (c)
Reinvested	—	—	—	— (b)
Redeemed	—	—	—	(20)

Change in Service Shares	—	—	—	(20)

(a)	Liquidated on September 22, 2017 for JPMorgan Tax Free Money Market Fund.
(b)	Amount rounds to less than one thousand.
(c)	Liquidated on September 22, 2017 for JPMorgan 100% U.S. Treasury Securities Money Market Fund.

SEE NOTES TO FINANCIAL STATEMENTS.

104	J.P. MORGAN MONEY MARKET FUNDS	FEBRUARY 28, 2019

	JPMorgan Tax Free Money Market Fund		JPMorgan Municipal Money Market Fund
	Year Ended February 28, 2019	Year Ended February 28, 2018	Year Ended February 28, 2019	Year Ended February 28, 2018
CAPITAL TRANSACTIONS:
Agency
Proceeds from shares issued	$1,881,247	$1,261,185	$327,541	$219,019
Distributions reinvested	926	249	205	7
Cost of shares redeemed	(1,649,384)	(867,975)	(341,416)	(113,823)

Change in net assets resulting from Agency capital transactions	$232,789	$393,459	$(13,670)	$105,203

Direct (a)
Distributions reinvested	—	— (b)	—	—
Cost of shares redeemed	—	(20)	—	—

Change in net assets resulting from Direct capital transactions	$—	$(20)	$—	$—

Eagle Class
Proceeds from shares issued	$—	$—	$654,485	$621,811
Distributions reinvested	—	—	4,571	1,695
Cost of shares redeemed	—	—	(642,629)	(693,449)

Change in net assets resulting from Eagle Class capital transactions	$—	$—	$16,427	$(69,943)

Institutional Class
Proceeds from shares issued	$47,004,898	$36,962,830	$12,422,726	$4,115,619
Distributions reinvested	13,824	5,287	14,148	3,024
Cost of shares redeemed	(46,587,179)	(35,565,002)	(12,008,484)	(2,846,718)

Change in net assets resulting from Institutional Class capital transactions	$431,543	$1,403,115	$428,390	$1,271,925

Morgan
Proceeds from shares issued	$8,505	$6,169	$16,338	$238,782
Distributions reinvested	93	39	156	421
Cost of shares redeemed	(8,268)	(8,121)	(14,389)	(538,210)

Change in net assets resulting from Morgan capital transactions	$330	$(1,913)	$2,105	$(299,007)

Premier
Proceeds from shares issued	$2,529,757	$5,672,681	$238,003	$188,701
Distributions reinvested	111	109	39	25
Cost of shares redeemed	(3,027,490)	(5,825,895)	(225,100)	(103,934)

Change in net assets resulting from Premier capital transactions	$(497,622)	$(153,105)	$12,942	$84,792

Reserve (c)
Proceeds from shares issued	$11,795,597	$9,371,823	$—	$152
Distributions reinvested	27	15	—	— (b)
Cost of shares redeemed	(12,278,550)	(9,510,132)	—	(304)

Change in net assets resulting from Reserve capital transactions	$(482,926)	$(138,294)	$—	$(152)

Service
Proceeds from shares issued	$—	$—	$202,460	$195,492
Distributions reinvested	—	—	1,260	199
Cost of shares redeemed	—	—	(228,793)	(277,421)

Change in net assets resulting from Service capital transactions	$—	$—	$(25,073)	$(81,730)

Total change in net assets resulting from capital transactions	$(315,886)	$1,503,242	$421,121	$1,011,088

(a)	Liquidated on September 22, 2017 for JPMorgan Tax Free Money Market Fund.
(b)	Amount rounds to less than one thousand.
(c)	Liquidated on September 22, 2017 for JPMorgan Municipal Money Market Fund.

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2019	J.P. MORGAN MONEY MARKET FUNDS	105

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	JPMorgan Tax Free Money Market Fund		JPMorgan Municipal Money Market Fund
	Year Ended February 28, 2019	Year Ended February 28, 2018	Year Ended February 28, 2019	Year Ended February 28, 2018
SHARE TRANSACTIONS:
Agency
Issued	1,881,247	1,261,185	327,541	219,017
Reinvested	926	249	205	7
Redeemed	(1,649,384)	(867,975)	(341,416)	(113,823)

Change in Agency Shares	232,789	393,459	(13,670)	105,201

Direct (a)
Reinvested	—	— (b)	—	—
Redeemed	—	(20)	—	—

Change in Direct Shares	—	(20)	—	—

Eagle Class
Issued	—	—	654,485	621,811
Reinvested	—	—	4,571	1,695
Redeemed	—	—	(642,629)	(693,446)

Change in Eagle Class Shares	—	—	16,427	(69,940)

Institutional Class
Issued	47,004,898	36,962,830	12,422,726	4,115,584
Reinvested	13,824	5,287	14,148	3,024
Redeemed	(46,587,179)	(35,565,002)	(12,008,484)	(2,846,718)

Change in Institutional Class Shares	431,543	1,403,115	428,390	1,271,890

Morgan
Issued	8,505	6,169	16,338	238,782
Reinvested	93	39	156	421
Redeemed	(8,268)	(8,121)	(14,389)	(538,182)

Change in Morgan Shares	330	(1,913)	2,105	(298,979)

Premier
Issued	2,529,757	5,672,681	238,003	188,699
Reinvested	111	109	39	25
Redeemed	(3,027,490)	(5,825,895)	(225,100)	(103,934)

Change in Premier Shares	(497,622)	(153,105)	12,942	84,790

Reserve (c)
Issued	11,795,597	9,371,823	—	152
Reinvested	27	15	—	— (b)
Redeemed	(12,278,550)	(9,510,132)	—	(304)

Change in Reserve Shares	(482,926)	(138,294)	—	(152)

Service
Issued	—	—	202,460	195,492
Reinvested	—	—	1,260	199
Redeemed	—	—	(228,793)	(277,413)

Change in Service Shares	—	—	(25,073)	(81,722)

(a)	Liquidated on September 22, 2017 for JPMorgan Federal Money Market Fund.
(b)	Amount rounds to less than one thousand.
(c)	Liquidated on September 22, 2017 for JPMorgan Municipal Money Market Fund.

SEE NOTES TO FINANCIAL STATEMENTS.

106	J.P. MORGAN MONEY MARKET FUNDS	FEBRUARY 28, 2019

THIS PAGE IS INTENTIONALLY LEFT BLANK

FEBRUARY 28, 2019	J.P. MORGAN MONEY MARKET FUNDS	107

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED

	Per share operating performance
		Investment operations						Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments		Total from investment operations		Net investment income	Net realized gain		Total distributions
JPMorgan Prime Money Market Fund*
Class C
Year Ended February 28, 2019	$1.0001	$0.0133		$0.0002		$0.0135		$(0.0133)	$—	(b)	$(0.0133)
Year Ended February 28, 2018	1.0004	0.0039	(c)	—	(b)	0.0039		(0.0042)	—	(b)	(0.0042)
Year Ended February 28, 2017	1.0000	0.0001	(c)	0.0006		0.0007		(0.0003)	—	(b)	(0.0003)
Year Ended February 29, 2016	1.00	—	(c)(d)	—	(d)	—	(d)	— (d)	—	(d)	— (d)
Year Ended February 28, 2015	1.00	—	(d)	—	(d)	—	(d)	— (d)	—	(d)	— (d)

Agency
Year Ended February 28, 2019	1.0001	0.0204		0.0002		0.0206		(0.0204)	—	(b)	(0.0204)
Year Ended February 28, 2018	1.0004	0.0114	(c)	(0.0004)		0.0110		(0.0113)	—	(b)	(0.0113)
Year Ended February 28, 2017	1.0000	0.0036	(c)	0.0016		0.0052		(0.0048)	—	(b)	(0.0048)
Year Ended February 29, 2016	1.00	—	(c)(d)	—	(d)	—	(d)	— (d)	—	(d)	— (d)
Year Ended February 28, 2015	1.00	—	(d)	—	(d)	—	(d)	— (d)	—	(d)	— (d)

Capital
Year Ended February 28, 2019	1.0001	0.0212		0.0002		0.0214		(0.0212)	—	(b)	(0.0212)
Year Ended February 28, 2018	1.0004	0.0122	(c)	(0.0004)		0.0118		(0.0121)	—	(b)	(0.0121)
Year Ended February 28, 2017	1.0000	0.0047	(c)	0.0014		0.0061		(0.0057)	—	(b)	(0.0057)
Year Ended February 29, 2016	1.00	—	(c)(d)	—	(d)	—	(d)	— (d)	—	(d)	— (d)
Year Ended February 28, 2015	1.00	—	(d)	—	(d)	—	(d)	— (d)	—	(d)	— (d)

IM
Year Ended February 28, 2019	1.0001	0.0215		0.0002		0.0217		(0.0215)	—	(b)	(0.0215)
Year Ended February 28, 2018	1.0004	0.0124	(c)	(0.0004)		0.0120		(0.0123)	—	(b)	(0.0123)
Year Ended February 28, 2017	1.0000	0.0055	(c)	0.0007		0.0062		(0.0058)	—	(b)	(0.0058)
Year Ended February 29, 2016	1.00	—	(c)(d)	—	(d)	—	(d)	— (d)	—	(d)	— (d)
Year Ended February 28, 2015	1.00	—	(d)	—	(d)	—	(d)	— (d)	—	(d)	— (d)

Institutional Class
Year Ended February 28, 2019	1.0001	0.0209		0.0002		0.0211		(0.0209)	—	(b)	(0.0209)
Year Ended February 28, 2018	1.0004	0.0119	(c)	(0.0004)		0.0115		(0.0118)	—	(b)	(0.0118)
Year Ended February 28, 2017	1.0000	0.0044	(c)	0.0014		0.0058		(0.0054)	—	(b)	(0.0054)
Year Ended February 29, 2016	1.00	—	(c)(d)	—	(d)	—	(d)	— (d)	—	(d)	— (d)
Year Ended February 28, 2015	1.00	—	(d)	—	(d)	—	(d)	— (d)	—	(d)	— (d)

Morgan
Year Ended February 28, 2019	1.0001	0.0179		0.0002		0.0181		(0.0179)	—	(b)	(0.0179)
Year Ended February 28, 2018	1.0004	0.0089	(c)	(0.0005)		0.0084		(0.0087)	—	(b)	(0.0087)
Year Ended February 28, 2017	1.0000	0.0014	(c)	0.0012		0.0026		(0.0022)	—	(b)	(0.0022)
Year Ended February 29, 2016	1.00	—	(c)(d)	—	(d)	—	(d)	— (d)	—	(d)	— (d)
Year Ended February 28, 2015	1.00	—	(d)	—	(d)	—	(d)	— (d)	—	(d)	— (d)

Premier
Year Ended February 28, 2019	1.0001	0.0185		0.0002		0.0187		(0.0185)	—	(b)	(0.0185)
Year Ended February 28, 2018	1.0004	0.0096	(c)	(0.0005)		0.0091		(0.0094)	—	(b)	(0.0094)
Year Ended February 28, 2017	1.0000	0.0020	(c)	0.0013		0.0033		(0.0029)	—	(b)	(0.0029)
Year Ended February 29, 2016	1.00	—	(c)(d)	—	(d)	—	(d)	— (d)	—	(d)	— (d)
Year Ended February 28, 2015	1.00	—	(d)	—	(d)	—	(d)	— (d)	—	(d)	— (d)

Reserve
Year Ended February 28, 2019	1.0001	0.0160		0.0002		0.0162		(0.0160)	—	(b)	(0.0160)
Year Ended February 28, 2018	1.0004	0.0062	(c)	0.0004		0.0066		(0.0069)	—	(b)	(0.0069)
Year Ended February 28, 2017	1.0000	0.0003	(c)	0.0013		0.0016		(0.0012)	—	(b)	(0.0012)
Year Ended February 29, 2016	1.00	—	(c)(d)	—	(d)	—	(d)	— (d)	—	(d)	— (d)
Year Ended February 28, 2015	1.00	—	(d)	—	(d)	—	(d)	— (d)	—	(d)	— (d)

(a)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(b)	Amount rounds to less than $0.00005.
(c)	Calculated based upon average shares outstanding.
(d)	Amount rounds to less than $0.005.
*	The JPMorgan Prime Money Market Fund began utilizing a floating NAV calculated to four decimal places on October 3, 2016.

SEE NOTES TO FINANCIAL STATEMENTS.

108	J.P. MORGAN MONEY MARKET FUNDS	FEBRUARY 28, 2019

	Ratios/Supplemental data
			Ratios to average net assets
Net asset value, end of period	Total return	Net assets, end of period (000’s)	Net expenses (a)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits

$1.0003	1.36%	$1,218	0.97%	1.30%	2.80%
1.0001	0.39	2,012	0.97	0.39	2.27
1.0004	0.07	4,289	0.60	0.01	1.20
1.00	0.01	39,558	0.34	0.01	1.18
1.00	0.01	16,897	0.22	0.01	1.16

1.0003	2.08	2,474,137	0.26	2.09	0.31
1.0001	1.10	1,494,001	0.26	1.14	0.31
1.0004	0.52	1,002,964	0.26	0.36	0.31
1.00	0.07	8,141,439	0.26	0.07	0.31
1.00	0.01	6,603,508	0.22	0.01	0.31

1.0003	2.16	26,725,832	0.18	2.13	0.21
1.0001	1.18	24,654,174	0.18	1.22	0.21
1.0004	0.61	20,091,103	0.17	0.47	0.21
1.00	0.14	64,690,852	0.18	0.14	0.21
1.00	0.05	66,140,350	0.18	0.05	0.21

1.0003	2.19	1,896,262	0.16	2.13	0.16
1.0001	1.21	2,032,079	0.16	1.24	0.16
1.0004	0.62	2,010,581	0.16	0.55	0.17
1.00	0.17	2,628,508	0.16	0.16	0.16
1.00	0.07	3,749,460	0.16	0.08	0.16

1.0003	2.13	11,691,618	0.21	2.12	0.26
1.0001	1.15	8,567,374	0.21	1.19	0.26
1.0004	0.58	6,081,787	0.20	0.44	0.26
1.00	0.11	20,011,248	0.21	0.10	0.26
1.00	0.02	27,718,738	0.21	0.02	0.26

1.0003	1.82	2,395,205	0.52	1.88	0.53
1.0001	0.84	739,866	0.52	0.89	0.56
1.0004	0.26	534,288	0.52	0.14	0.54
1.00	0.01	1,877,099	0.31	0.01	0.52
1.00	0.01	2,278,962	0.22	0.01	0.51

1.0003	1.89	1,884,553	0.45	1.90	0.46
1.0001	0.91	1,093,169	0.45	0.96	0.46
1.0004	0.33	687,368	0.45	0.20	0.46
1.00	0.02	2,030,985	0.30	0.02	0.46
1.00	0.01	1,589,780	0.22	0.01	0.46

1.0003	1.64	13,024	0.70	1.57	0.85
1.0001	0.66	15,846	0.70	0.62	0.76
1.0004	0.16	99,446	0.58	0.03	0.71
1.00	0.01	930,188	0.31	0.01	0.71
1.00	0.01	1,154,468	0.22	0.01	0.71

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2019	J.P. MORGAN MONEY MARKET FUNDS	109

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)	Net realized and unrealized gains (losses) on investments		Total from investment operations	Net investment income	Net realized gain		Total distributions
JPMorgan Institutional Tax Free Money Market Fund
Agency
March 1, 2018 (e) through February 28, 2019	$1.0000	$0.0123	$0.0000	(f)	$0.0123	$(0.0123)	$0.0000	(f)	$(0.0123)

Capital
March 1, 2018 (e) through February 28, 2019	1.0000	0.0131	0.0000	(f)	0.0131	(0.0131)	0.0000	(f)	(0.0131)

IM
March 1, 2018 (e) through February 28, 2019	1.0000	0.0133	0.0000	(f)	0.0133	(0.0133)	0.0000	(f)	(0.0133)

Institutional Class
March 1, 2018 (e) through February 28, 2019	1.0000	0.0128	0.0000	(f)	0.0128	(0.0128)	0.0000	(f)	(0.0128)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Not annualized for periods less than one year.
(c)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(d)	Certain non-recurring expenses incurred by the Fund were not annualized for the year ended February 28, 2019.
(e)	Commencement of operations.
(f)	Amount rounds to less than $0.00005.

SEE NOTES TO FINANCIAL STATEMENTS.

110	J.P. MORGAN MONEY MARKET FUNDS	FEBRUARY 28, 2019

	Ratios/Supplemental data
		Ratios to average net assets (a)
Net asset value, end of period	Total return (b)	Net assets, end of period (000’s)	Net expenses (c)(d)	Net investment income (loss) (d)	Expenses without waivers, reimbursements and earnings credits (d)

$1.0000	1.24%	$17,148	0.26%	1.36%	2.96%

1.0000	1.32	72,933	0.18	1.42	0.40

1.0000	1.34	475,368	0.16	1.32	0.23

1.0000	1.29	377,900	0.21	1.40	0.37

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2019	J.P. MORGAN MONEY MARKET FUNDS	111

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income
JPMorgan Securities Lending Money Market Fund
Agency SL
September 19, 2018 (e) through February 28, 2019	$1.0000	$0.0109	$0.0001	$0.0110	$(0.0109)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Not annualized for periods less than one year.
(c)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(d)	Certain non-recurring expenses incurred by the Fund were not annualized for the period ended February 28, 2019.
(e)	Commencement of operations.

SEE NOTES TO FINANCIAL STATEMENTS.

112	J.P. MORGAN MONEY MARKET FUNDS	FEBRUARY 28, 2019

	Ratios/Supplement data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (b)	Net assets, end of period (000’s)	Net expenses (c)(d)	Net investment income (loss) (d)	Expenses without waivers, reimbursements and earnings credits (d)

$1.0001	1.10%	$2,865,539	0.06%	2.53%	0.23%

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2019	J.P. MORGAN MONEY MARKET FUNDS	113

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations						Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments		Total from investment operations		Net investment income		Net realized gain		Total distributions
JPMorgan Liquid Assets Money Market Fund
Class C
Year Ended February 28, 2019	$1.00	$0.01	(d)	$—	(e)	$0.01		$(0.01)		$—	(e)	$(0.01)
Year Ended February 28, 2018	1.00	—	(d)(e)	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)
Year Ended February 28, 2017	1.00	—	(d)(e)	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)
Year Ended February 29, 2016	1.00	—	(d)(e)	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)
Year Ended February 28, 2015	1.00	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)

Agency
Year Ended February 28, 2019	1.00	0.02	(d)	—	(e)	0.02		(0.02)		—	(e)	(0.02)
Year Ended February 28, 2018	1.00	0.01	(d)	—	(e)	0.01		(0.01)		—	(e)	(0.01)
Year Ended February 28, 2017	1.00	—	(d)(e)	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)
Year Ended February 29, 2016	1.00	—	(d)(e)	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)
Year Ended February 28, 2015	1.00	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)

Capital
Year Ended February 28, 2019	1.00	0.02	(d)	—	(e)	0.02		(0.02)		—	(e)	(0.02)
Year Ended February 28, 2018	1.00	0.01	(d)	—	(e)	0.01		(0.01)		—	(e)	(0.01)
Year Ended February 28, 2017	1.00	0.01	(d)	—	(e)	0.01		(0.01)		—	(e)	(0.01)
Year Ended February 29, 2016	1.00	—	(d)(e)	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)
Year Ended February 28, 2015	1.00	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)

E*Trade (f)
For the Period Ended October 19, 2016	1.00	—	(d)(e)	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)
Year Ended February 29, 2016	1.00	—	(d)	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)
Year Ended February 28, 2015	1.00	—	(d)	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)

Institutional Class
Year Ended February 28, 2019	1.00	0.02	(d)	—	(e)	0.02		(0.02)		—	(e)	(0.02)
Year Ended February 28, 2018	1.00	0.01	(d)	—	(e)	0.01		(0.01)		—	(e)	(0.01)
Year Ended February 28, 2017	1.00	—	(d)(e)	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)
Year Ended February 29, 2016	1.00	—	(d)(e)	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)
Year Ended February 28, 2015	1.00	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)

Investor
Year Ended February 28, 2019	1.00	0.02	(d)	—	(e)	0.02		(0.02)		—	(e)	(0.02)
Year Ended February 28, 2018	1.00	0.01	(d)	—	(e)	0.01		(0.01)		—	(e)	(0.01)
Year Ended February 28, 2017	1.00	—	(d)(e)	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)
Year Ended February 29, 2016	1.00	—	(d)(e)	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)
Year Ended February 28, 2015	1.00	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)

Morgan
Year Ended February 28, 2019	1.00	0.02	(d)	—	(e)	0.02		(0.02)		—	(e)	(0.02)
Year Ended February 28, 2018	1.00	0.01	(d)	—	(e)	0.01		(0.01)		—	(e)	(0.01)
Year Ended February 28, 2017	1.00	—	(d)(e)	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)
Year Ended February 29, 2016	1.00	—	(d)(e)	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)
Year Ended February 28, 2015	1.00	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)

Premier
Year Ended February 28, 2019	1.00	0.02	(d)	—	(e)	0.02		(0.02)		—	(e)	(0.02)
Year Ended February 28, 2018	1.00	0.01	(d)	—	(e)	0.01		(0.01)		—	(e)	(0.01)
Year Ended February 28, 2017	1.00	—	(d)(e)	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)
Year Ended February 29, 2016	1.00	—	(d)(e)	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)
Year Ended February 28, 2015	1.00	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)

Reserve
Year Ended February 28, 2019	1.00	0.02	(d)	—	(e)	0.02		(0.02)		—	(e)	(0.02)
Year Ended February 28, 2018	1.00	0.01	(d)	—	(e)	0.01		(0.01)		—	(e)	(0.01)
Year Ended February 28, 2017	1.00	—	(d)(e)	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)
Year Ended February 29, 2016	1.00	—	(d)(e)	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)
Year Ended February 28, 2015	1.00	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Not annualized for periods less than one year.
(c)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(d)	Calculated based upon average shares outstanding.
(e)	Amount rounds to less than $0.005.
(f)	E*Trade Shares of JPMorgan Liquid Assets Money Market Fund had no assets from the close of business on October 19, 2016.

SEE NOTES TO FINANCIAL STATEMENTS.

114	J.P. MORGAN MONEY MARKET FUNDS	FEBRUARY 28, 2019

	Ratios/Supplemental data
		Ratios to average net assets (a)
Net asset value, end of period	Total return (b)	Net assets, end of period (000’s)	Net expenses (c)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits

$1.00	1.34%	$22,073	0.97%	1.34%	1.19%
1.00	0.40	22,267	0.97	0.38	1.20
1.00	0.04	33,104	0.55	0.01	1.18
1.00	0.01	505,609	0.33	0.01	1.18
1.00	0.01	704,276	0.24	0.01	1.17

1.00	2.06	542,003	0.26	2.13	0.33
1.00	1.11	158,527	0.26	1.16	0.34
1.00	0.45	36,107	0.26	0.39	0.35
1.00	0.08	71,741	0.26	0.07	0.33
1.00	0.01	95,650	0.24	0.01	0.32

1.00	2.14	558,492	0.18	2.16	0.23
1.00	1.19	98,814	0.18	1.36	0.24
1.00	0.53	105,366	0.18	0.38	0.22
1.00	0.16	2,071,483	0.18	0.15	0.22
1.00	0.07	2,889,536	0.18	0.06	0.22

1.00	0.01	—	0.54	0.01	1.08
1.00	0.01	1,758,478	0.30	0.01	1.07
1.00	0.03	7,497,985	0.22	0.03	1.07

1.00	2.11	2,717,544	0.21	2.17	0.28
1.00	1.16	988,333	0.21	1.21	0.29
1.00	0.50	286,502	0.21	0.37	0.28
1.00	0.13	6,630,618	0.21	0.13	0.28
1.00	0.04	6,692,633	0.21	0.04	0.27

1.00	1.81	8,147	0.51	1.79	0.54
1.00	0.86	8,616	0.51	0.89	0.55
1.00	0.21	3,933	0.51	0.07	0.53
1.00	0.02	117,816	0.32	0.01	0.53
1.00	0.01	116,196	0.23	0.01	0.52

1.00	1.73	307,584	0.59	1.76	0.68
1.00	0.78	156,049	0.59	0.78	0.70
1.00	0.16	144,168	0.54	0.04	0.64
1.00	0.01	1,609,448	0.33	0.01	0.63
1.00	0.01	1,684,561	0.24	0.01	0.62

1.00	1.87	1,140,955	0.45	1.93	0.48
1.00	0.92	353,810	0.45	0.95	0.49
1.00	0.26	156,136	0.45	0.18	0.48
1.00	0.02	132,337	0.32	0.02	0.48
1.00	0.01	118,152	0.24	0.01	0.47

1.00	1.61	4,548	0.70	1.59	0.74
1.00	0.67	6,527	0.70	0.65	0.74
1.00	0.12	7,672	0.55	0.02	0.73
1.00	0.01	189,404	0.33	0.01	0.73
1.00	0.01	172,653	0.24	0.01	0.72

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2019	J.P. MORGAN MONEY MARKET FUNDS	115

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations						Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments		Total from investment operations		Net investment income		Net realized gain		Total distributions
JPMorgan U.S. Government Money Market Fund
Agency
Year Ended February 28, 2019	$1.00	$0.02	(d)	$—	(e)	$0.02		$(0.02)		$—		$(0.02)
Year Ended February 28, 2018	1.00	0.01	(d)	—	(e)	0.01		(0.01)		—	(e)	(0.01)
Year Ended February 28, 2017	1.00	—	(d)(e)	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)
Year Ended February 29, 2016	1.00	—	(d)(e)	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)
Year Ended February 28, 2015	1.00	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)

Capital
Year Ended February 28, 2019	1.00	0.02	(d)	—	(e)	0.02		(0.02)		—		(0.02)
Year Ended February 28, 2018	1.00	0.01	(d)	—	(e)	0.01		(0.01)		—	(e)	(0.01)
Year Ended February 28, 2017	1.00	—	(d)(e)	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)
Year Ended February 29, 2016	1.00	—	(d)(e)	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)
Year Ended February 28, 2015	1.00	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)

Direct (f)
For the period ended November 22, 2017	1.00	—	(d)(e)	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)
Year Ended February 28, 2017	1.00	—	(d)(e)	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)
Year Ended February 29, 2016	1.00	—	(d)(e)	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)
Year Ended February 28, 2015	1.00	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)

Eagle Class
Year Ended February 28, 2019	1.00	0.01	(d)	—	(e)	0.01		(0.01)		—		(0.01)
Year Ended February 28, 2018	1.00	—	(d)(e)	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)
Year Ended February 28, 2017	1.00	—	(d)(e)	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)
Year Ended February 29, 2016	1.00	—	(d)(e)	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)
Year Ended February 28, 2015	1.00	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)

Eagle Private Wealth Class
Year Ended February 28, 2019	1.00	0.02	(d)	—	(e)	0.02		(0.02)		—		(0.02)
August 18, 2017 (g) through February 28, 2018	1.00	—	(d)(e)	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)

E*Trade
Year Ended February 28, 2019	1.00	0.01	(d)	—	(e)	0.01		(0.01)		—		(0.01)
Year Ended February 28, 2018	1.00	—	(d)(e)	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)
March 9, 2016 (g) through February 28, 2017	1.00	—	(d)(e)	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)

IM
Year Ended February 28, 2019	1.00	0.02	(d)	—	(e)	0.02		(0.02)		—		(0.02)
Year Ended February 28, 2018	1.00	0.01	(d)	—	(e)	0.01		(0.01)		—	(e)	(0.01)
Year Ended February 28, 2017	1.00	—	(d)(e)	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)
Year Ended February 29, 2016	1.00	—	(d)(e)	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)
Year Ended February 28, 2015	1.00	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)

Institutional Class
Year Ended February 28, 2019	1.00	0.02	(d)	—	(e)	0.02		(0.02)		—		(0.02)
Year Ended February 28, 2018	1.00	0.01	(d)	—	(e)	0.01		(0.01)		—	(e)	(0.01)
Year Ended February 28, 2017	1.00	—	(d)(e)	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)
Year Ended February 29, 2016	1.00	—	(d)(e)	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)
Year Ended February 28, 2015	1.00	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Not annualized for periods less than one year.
(c)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(d)	Calculated based upon average shares outstanding.
(e)	Amount rounds to less than $0.005.
(f)	Direct Shares of JPMorgan U.S. Government Money Market Fund had no assets from the close of business on November 22, 2017.
(g)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

116	J.P. MORGAN MONEY MARKET FUNDS	FEBRUARY 28, 2019

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (b)	Net assets, end of period (000’s)	Net expenses (c)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits

$1.00	1.82%	$11,112,454	0.26%	1.79%	0.31%
1.00	0.81	13,906,062	0.26	0.80	0.31
1.00	0.22	12,887,975	0.25	0.22	0.31
1.00	0.02	7,594,151	0.15	0.02	0.31
1.00	0.01	7,428,617	0.08	0.01	0.31

1.00	1.90	73,390,258	0.18	1.87	0.21
1.00	0.89	92,747,537	0.18	0.88	0.21
1.00	0.33	86,200,153	0.14	0.35	0.21
1.00	0.04	28,046,995	0.14	0.04	0.21
1.00	0.01	32,973,407	0.07	0.01	0.21

1.00	0.49	—	0.30	0.65	0.31
1.00	0.19	193,840	0.29	0.16	0.31
1.00	0.02	870,118	0.18	0.02	0.31
1.00	0.01	294,989	0.07	0.01	0.31

1.00	1.37	3,858,134	0.70	1.45	0.71
1.00	0.37	1,172,819	0.70	0.36	0.71
1.00	0.01	1,215,409	0.49	0.01	0.71
1.00	0.01	437,372	0.18	0.01	0.71
1.00	0.01	351,014	0.07	0.01	0.71

1.00	1.77	20	0.30	1.76	1.11
1.00	0.49	20	0.30	0.92	0.33

1.00	1.07	274,993	1.00	1.04	1.06
1.00	0.13	291,828	0.97	0.17	1.06
1.00	0.02	66,010	0.56	0.01	1.07

1.00	1.92	6,108,975	0.16	1.95	0.16
1.00	0.91	2,493,731	0.16	0.96	0.16
1.00	0.33	589,694	0.14	0.34	0.16
1.00	0.05	648,289	0.13	0.05	0.16
1.00	0.01	1,142,811	0.07	0.01	0.16

1.00	1.87	41,868,607	0.21	1.88	0.26
1.00	0.86	32,544,047	0.21	0.85	0.26
1.00	0.30	36,869,073	0.17	0.33	0.26
1.00	0.04	8,704,148	0.15	0.03	0.26
1.00	0.01	8,279,641	0.07	0.01	0.26

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2019	J.P. MORGAN MONEY MARKET FUNDS	117

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations						`Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments		Total from investment operations		Net investment income		Net realized gain		Total distributions
JPMorgan U.S. Government Money Market Fund (continued)
Investor
Year Ended February 28, 2019	$1.00	$0.02	(d)	$—	(e)	$0.02		$(0.02)		$—		$(0.02)
Year Ended February 28, 2018	1.00	0.01	(d)	—	(e)	0.01		(0.01)		—	(e)	(0.01)
Year Ended February 28, 2017	1.00	—	(d)(e)	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)
Year Ended February 29, 2016	1.00	—	(d)(e)	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)
Year Ended February 28, 2015	1.00	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)

Morgan
Year Ended February 28, 2019	1.00	0.01	(d)	—	(e)	0.01		(0.01)		—		(0.01)
Year Ended February 28, 2018	1.00	—	(d)(e)	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)
Year Ended February 28, 2017	1.00	—	(d)(e)	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)
Year Ended February 29, 2016	1.00	—	(d)(e)	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)
Year Ended February 28, 2015	1.00	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)

Premier
Year Ended February 28, 2019	1.00	0.02	(d)	—	(e)	0.02		(0.02)		—		(0.02)
Year Ended February 28, 2018	1.00	0.01	(d)	—	(e)	0.01		(0.01)		—	(e)	(0.01)
Year Ended February 28, 2017	1.00	—	(d)(e)	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)
Year Ended February 29, 2016	1.00	—	(d)(e)	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)
Year Ended February 28, 2015	1.00	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)

Reserve
Year Ended February 28, 2019	1.00	0.01	(d)	—	(e)	0.01		(0.01)		—		(0.01)
Year Ended February 28, 2018	1.00	—	(d)(e)	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)
Year Ended February 28, 2017	1.00	—	(d)(e)	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)
Year Ended February 29, 2016	1.00	—	(d)(e)	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)
Year Ended February 28, 2015	1.00	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)

Service
Year Ended February 28, 2019	1.00	0.01	(d)	—	(e)	0.01		(0.01)		—		(0.01)
Year Ended February 28, 2018	1.00	—	(d)(e)	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)
Year Ended February 28, 2017	1.00	—	(d)(e)	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)
Year Ended February 29, 2016	1.00	—	(d)(e)	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)
Year Ended February 28, 2015	1.00	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Not annualized for periods less than one year.
(c)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(d)	Calculated based upon average shares outstanding.
(e)	Amount rounds to less than $0.005.

SEE NOTES TO FINANCIAL STATEMENTS.

118	J.P. MORGAN MONEY MARKET FUNDS	FEBRUARY 28, 2019

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (b)	Net assets, end of period (000’s)	Net expenses (c)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits

$1.00	1.57%	$1,127,675	0.50%	1.60%	0.50%
1.00	0.56	748,306	0.51	0.54	0.51
1.00	0.03	919,604	0.42	0.02	0.51
1.00	0.01	3,856,545	0.18	0.01	0.51
1.00	0.01	3,066,013	0.07	0.01	0.51

1.00	1.48	1,660,477	0.59	1.49	0.61
1.00	0.48	1,231,217	0.59	0.44	0.61
1.00	0.02	2,460,361	0.46	0.02	0.61
1.00	0.01	2,229,161	0.17	0.01	0.61
1.00	0.01	2,039,361	0.08	0.01	0.61

1.00	1.62	2,945,521	0.45	1.59	0.46
1.00	0.62	5,500,002	0.45	0.60	0.46
1.00	0.06	7,765,009	0.42	0.06	0.46
1.00	0.01	7,570,828	0.18	0.01	0.46
1.00	0.01	3,441,795	0.07	0.01	0.46

1.00	1.37	19,468	0.70	1.28	0.71
1.00	0.37	59,334	0.70	0.33	0.71
1.00	0.01	119,542	0.49	0.01	0.71
1.00	0.01	16,298	0.12	0.01	0.71
1.00	0.01	150,289	0.08	0.01	0.71

1.00	1.02	2,993,274	1.05	1.08	1.05
1.00	0.09	1,649,354	0.93	0.08	1.06
1.00	0.01	2,439,027	0.50	0.01	1.06
1.00	0.01	395,656	0.15	0.01	1.06
1.00	0.01	913,521	0.07	0.01	1.06

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2019	J.P. MORGAN MONEY MARKET FUNDS	119

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations						Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments		Total from investment operations		Net investment income		Net realized gain		Total distributions
JPMorgan U.S. Treasury Plus Money Market Fund
Class C
Year Ended February 28, 2019	$1.00	$0.01	(d)	$—	(e)	$0.01		$(0.01)		$—		$(0.01)
Year Ended February 28, 2018	1.00	—	(d)(e)	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)
Year Ended February 28, 2017	1.00	—	(d)(e)	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)
Year Ended February 29, 2016	1.00	—	(d)(e)	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)
Year Ended February 28, 2015	1.00	—		—	(e)	—	(e)	—	(e)	—	(e)	—	(e)

Agency
Year Ended February 28, 2019	1.00	0.02	(d)	—	(e)	0.02		(0.02)		—		(0.02)
Year Ended February 28, 2018	1.00	0.01	(d)	—	(e)	0.01		(0.01)		—	(e)	(0.01)
Year Ended February 28, 2017	1.00	—	(d)(e)	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)
Year Ended February 29, 2016	1.00	—	(d)(e)	—	(e)	—	(e)	—	(e)	—		—	(e)
Year Ended February 28, 2015	1.00	—		—	(e)	—	(e)	—	(e)	—	(e)	—	(e)

Capital
Year Ended February 28, 2019	1.00	0.02	(d)	—	(e)	0.02		(0.02)		—		(0.02)
September 22, 2017 (g) through February 28, 2018	1.00	0.01	(d)	(0.01)		—	(e)	—	(e)	—	(e)	—	(e)

Direct (h)
For the period ended November 22, 2017	1.00	0.01	(d)	—	(e)	0.01		(0.01)		—	(e)	(0.01)
Year Ended February 28, 2017	1.00	—	(d)(e)	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)
Year Ended February 29, 2016	1.00	—	(d)(e)	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)
Year Ended February 28, 2015	1.00	—		—	(e)	—	(e)	—	(e)	—	(e)	—	(e)

IM
Year Ended February 28, 2019	1.00	0.02	(d)	—	(e)	0.02		(0.02)		—		(0.02)
Year Ended February 28, 2018	1.00	0.01	(d)	—	(e)	0.01		(0.01)		—	(e)	(0.01)
Year Ended February 28, 2017	1.00	—	(d)(e)	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)
Year Ended February 29, 2016	1.00	—	(d)(e)	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)
Year Ended February 28, 2015	1.00	—		—	(e)	—	(e)	—	(e)	—	(e)	—	(e)

Institutional Class
Year Ended February 28, 2019	1.00	0.02	(d)	—	(e)	0.02		(0.02)		—		(0.02)
Year Ended February 28, 2018	1.00	0.01	(d)	—	(e)	0.01		(0.01)		—	(e)	(0.01)
Year Ended February 28, 2017	1.00	—	(d)(e)	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)
Year Ended February 29, 2016	1.00	—	(d)(e)	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)
Year Ended February 28, 2015	1.00	—		—	(e)	—	(e)	—	(e)	—	(e)	—	(e)

Investor
Year Ended February 28, 2019	1.00	0.02	(d)	—	(e)	0.02		(0.02)		—		(0.02)
Year Ended February 28, 2018	1.00	0.01	(d)	—	(e)	0.01		(0.01)		—	(e)	(0.01)
Year Ended February 28, 2017	1.00	—	(d)(e)	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)
Year Ended February 29, 2016	1.00	—	(d)(e)	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)
Year Ended February 28, 2015	1.00	—		—	(e)	—	(e)	—	(e)	—	(e)	—	(e)

Morgan
Year Ended February 28, 2019	1.00	0.01	(d)	—	(e)	0.01		(0.01)		—		(0.01)
Year Ended February 28, 2018	1.00	—	(d)(e)	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)
Year Ended February 28, 2017	1.00	—	(d)(e)	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)
Year Ended February 29, 2016	1.00	—	(d)(e)	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)
Year Ended February 28, 2015	1.00	—		—	(e)	—	(e)	—	(e)	—	(e)	—	(e)

Premier
Year Ended February 28, 2019	1.00	0.02	(d)	—	(e)	0.02		(0.02)		—		(0.02)
Year Ended February 28, 2018	1.00	0.01	(d)	—	(e)	0.01		(0.01)		—	(e)	(0.01)
Year Ended February 28, 2017	1.00	—	(d)(e)	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)
Year Ended February 29, 2016	1.00	—	(d)(e)	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)
Year Ended February 28, 2015	1.00	—		—	(e)	—	(e)	—	(e)	—	(e)	—	(e)

Reserve
Year Ended February 28, 2019	1.00	0.01	(d)	—	(e)	0.01		(0.01)		—		(0.01)
Year Ended February 28, 2018	1.00	—	(d)(e)	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)
Year Ended February 28, 2017	1.00	—	(d)(e)	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)
Year Ended February 29, 2016	1.00	—	(d)(e)	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)
Year Ended February 28, 2015	1.00	—		—	(e)	—	(e)	—	(e)	—	(e)	—	(e)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Not annualized for periods less than one year.
(c)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(d)	Calculated based upon average shares outstanding.
(e)	Amount rounds to less than $0.005.
(f)	Amount rounds to less than 0.005%.
(g)	Commencement of offering of class of shares.
(h)	Direct Shares of JPMorgan U.S. Treasury Plus Money Market Fund had no assets from the close of business on November 22, 2017.

SEE NOTES TO FINANCIAL STATEMENTS.

120	J.P. MORGAN MONEY MARKET FUNDS	FEBRUARY 28, 2019

	Ratios/Supplemental data
				Ratios to average net assets (a)
Net asset value, end of period	Total return (b)		Net assets, end of period (000’s)	Net expenses (c)	Net investment income (loss)		Expenses without waivers, reimbursements and earnings credits

$1.00	1.11%		$375,230	0.97%	1.09%		1.16%
1.00	0.15		417,056	0.90	0.13		1.16
1.00	0.00	(f)	578,579	0.48	0.00	(f)	1.16
1.00	0.00	(f)	154,988	0.15	0.00	(f)	1.16
1.00	0.00	(f)	168,863	0.07	0.00	(f)	1.16

1.00	1.83		2,013,982	0.26	1.90		0.30
1.00	0.81		930,654	0.26	0.82		0.31
1.00	0.18		837,723	0.26	0.17		0.31
1.00	0.01		956,921	0.15	0.01		0.31
1.00	0.00	(f)	858,260	0.07	0.00	(f)	0.31

1.00	1.91		6,425,187	0.18	1.92		0.20
1.00	0.47		3,501,095	0.18	1.17		0.21

1.00	0.48		—	0.30	0.71		0.31
1.00	0.14		5,812	0.30	0.09		0.31
1.00	0.01		672,625	0.13	0.00	(f)	0.31
1.00	0.00	(f)	1,222,018	0.07	0.00	(f)	0.31

1.00	1.93		1,451,488	0.15	1.87		0.15
1.00	0.90		3,051,574	0.16	0.81		0.16
1.00	0.28		7,449,646	0.16	0.29		0.16
1.00	0.04		4,788,250	0.12	0.04		0.16
1.00	0.00	(f)	3,045,746	0.07	0.00	(f)	0.16

1.00	1.88		17,766,429	0.21	1.89		0.25
1.00	0.86		13,500,900	0.21	0.84		0.26
1.00	0.23		14,813,061	0.21	0.24		0.26
1.00	0.02		8,736,623	0.13	0.02		0.26
1.00	0.00	(f)	6,516,731	0.07	0.00	(f)	0.26

1.00	1.58		28,583	0.51	1.57		0.51
1.00	0.55		48,818	0.51	0.52		0.51
1.00	0.02		71,303	0.42	0.02		0.51
1.00	0.00	(f)	89,016	0.14	0.00	(f)	0.51
1.00	0.00	(f)	181,909	0.07	0.00	(f)	0.51

1.00	1.49		634,508	0.59	1.55		0.61
1.00	0.47		283,619	0.59	0.48		0.62
1.00	0.00	(f)	244,830	0.43	0.00	(f)	0.61
1.00	0.00	(f)	706,209	0.15	0.00	(f)	0.61
1.00	0.00	(f)	734,788	0.07	0.00	(f)	0.61

1.00	1.63		981,194	0.45	1.68		0.45
1.00	0.61		611,645	0.45	0.61		0.46
1.00	0.03		640,584	0.41	0.04		0.46
1.00	0.00	(f)	244,258	0.14	0.00	(f)	0.46
1.00	0.00	(f)	383,019	0.07	0.00	(f)	0.46

1.00	1.38		6,986	0.70	1.34		0.71
1.00	0.37		12,246	0.70	0.28		0.71
1.00	0.00	(f)	109,454	0.40	0.00	(f)	0.71
1.00	0.00	(f)	679,587	0.15	0.00	(f)	0.71
1.00	0.00	(f)	847,101	0.07	0.00	(f)	0.71

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2019	J.P. MORGAN MONEY MARKET FUNDS	121

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations						Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments		Total from investment operations		Net investment income		Net realized gain		Total distributions
JPMorgan Federal Money Market Fund
Agency
Year Ended February 28, 2019	$1.00	$0.02	(b)	$—	(c)	$0.02		$(0.02)		$—	(c)	$(0.02)
Year Ended February 28, 2018	1.00	0.01	(b)	—	(c)	0.01		(0.01)		—	(c)	(0.01)
Year Ended February 28, 2017	1.00	—	(b)(c)	—	(c)	—	(c)	—	(c)	—	(c)	—	(c)
Year Ended February 29, 2016	1.00	—	(b)(c)	—	(c)	—	(c)	—	(c)	—	(c)	—	(c)
Year Ended February 28, 2015	1.00	—	(c)	—	(c)	—	(c)	—	(c)	—	(c)	—	(c)

Institutional Class
Year Ended February 28, 2019	1.00	0.02	(b)	—	(c)	0.02		(0.02)		—	(c)	(0.02)
Year Ended February 28, 2018	1.00	0.01	(b)	—	(c)	0.01		(0.01)		—	(c)	(0.01)
Year Ended February 28, 2017	1.00	—	(b)(c)	—	(c)	—	(c)	—	(c)	—	(c)	—	(c)
Year Ended February 29, 2016	1.00	—	(b)(c)	—	(c)	—	(c)	—	(c)	—	(c)	—	(c)
Year Ended February 28, 2015	1.00	—	(c)	—	(c)	—	(c)	—	(c)	—	(c)	—	(c)

Morgan
Year Ended February 28, 2019	1.00	0.01	(b)	—	(c)	0.01		(0.01)		—	(c)	(0.01)
Year Ended February 28, 2018	1.00	—	(b)(c)	—	(c)	—	(c)	—	(c)	—	(c)	—	(c)
Year Ended February 28, 2017	1.00	—	(b)(c)	—	(c)	—	(c)	—	(c)	—	(c)	—	(c)
Year Ended February 29, 2016	1.00	—	(b)(c)	—	(c)	—	(c)	—	(c)	—	(c)	—	(c)
Year Ended February 28, 2015	1.00	—	(c)	—	(c)	—	(c)	—	(c)	—	(c)	—	(c)

Premier
Year Ended February 28, 2019	1.00	0.02	(b)	—	(c)	0.02		(0.02)		—	(c)	(0.02)
Year Ended February 28, 2018	1.00	0.01	(b)	—	(c)	0.01		(0.01)		—	(c)	(0.01)
Year Ended February 28, 2017	1.00	—	(b)(c)	—	(c)	—	(c)	—	(c)	—	(c)	—	(c)
Year Ended February 29, 2016	1.00	—	(b)(c)	—	(c)	—	(c)	—	(c)	—	(c)	—	(c)
Year Ended February 28, 2015	1.00	—	(c)	—	(c)	—	(c)	—	(c)	—	(c)	—	(c)

(a)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(b)	Calculated based upon average shares outstanding.
(c)	Amount rounds to less than $0.005.
(d)	Amount rounds to less than 0.005%.

SEE NOTES TO FINANCIAL STATEMENTS.

122	J.P. MORGAN MONEY MARKET FUNDS	FEBRUARY 28, 2019

	Ratios/Supplemental data
			Ratios to average net assets
Net asset value, end of period	Total return	Net assets, end of period (000’s)	Net expenses (a)	Net investment income (loss)		Expenses without waivers, reimbursements and earnings credits

$1.00	1.80%	$148,122	0.26%	1.82%		0.31%
1.00	0.80	127,451	0.26	0.77		0.33
1.00	0.20	133,227	0.26	0.19		0.35
1.00	0.02	233,955	0.16	0.02		0.33
1.00	0.01	84,778	0.07	0.00	(d)	0.35

1.00	1.85	3,417,418	0.21	1.85		0.26
1.00	0.85	2,668,613	0.21	0.84		0.28
1.00	0.25	2,767,271	0.21	0.25		0.30
1.00	0.03	3,615,992	0.13	0.03		0.28
1.00	0.01	3,995,934	0.06	0.01		0.30

1.00	1.46	29,289	0.59	1.45		0.70
1.00	0.46	32,224	0.59	0.44		0.69
1.00	0.02	53,090	0.42	0.01		0.67
1.00	0.01	131,723	0.16	0.01		0.65
1.00	0.01	111,292	0.07	0.01		0.65

1.00	1.60	155,001	0.45	1.54		0.47
1.00	0.60	229,795	0.45	0.65		0.48
1.00	0.04	109,282	0.41	0.04		0.50
1.00	0.01	171,808	0.14	0.01		0.49
1.00	0.01	219,792	0.06	0.01		0.50

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2019	J.P. MORGAN MONEY MARKET FUNDS	123

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations						Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments		Total from investment operations		Net investment income		Net realized gain		Total distributions
JPMorgan 100% U.S. Treasury Securities Money Market Fund
Agency
Year Ended February 28, 2019	$1.00	$0.02	(b)	$—	(c)	$0.02		$(0.02)		$—	(c)	$(0.02)
Year Ended February 28, 2018	1.00	0.01	(b)	—	(c)	0.01		(0.01)		—	(c)	(0.01)
Year Ended February 28, 2017	1.00	—	(b)(c)	—	(c)	—	(c)	—	(c)	—	(c)	—	(c)
Year Ended February 29, 2016	1.00	—	(b)(c)	—	(c)	—	(c)	—	(c)	—	(c)	—	(c)
Year Ended February 28, 2015	1.00	—		—	(c)	—	(c)	—	(c)	—	(c)	—	(c)

Capital
Year Ended February 28, 2019	1.00	0.02	(b)	—	(c)	0.02		(0.02)		—	(c)	(0.02)
Year Ended February 28, 2018	1.00	0.01	(b)	—	(c)	0.01		(0.01)		—	(c)	(0.01)
Year Ended February 28, 2017	1.00	—	(b)(c)	—	(c)	—	(c)	—	(c)	—	(c)	—	(c)
Year Ended February 29, 2016	1.00	—	(b)(c)	—	(c)	—	(c)	—	(c)	—	(c)	—	(c)
Year Ended February 28, 2015	1.00	—		—	(c)	—	(c)	—	(c)	—	(c)	—	(c)

Institutional Class
Year Ended February 28, 2019	1.00	0.02	(b)	—	(c)	0.02		(0.02)		—	(c)	(0.02)
Year Ended February 28, 2018	1.00	0.01	(b)	—	(c)	0.01		(0.01)		—	(c)	(0.01)
Year Ended February 28, 2017	1.00	—	(b)(c)	—	(c)	—	(c)	—	(c)	—	(c)	—	(c)
Year Ended February 29, 2016	1.00	—	(b)(c)	—	(c)	—	(c)	—	(c)	—	(c)	—	(c)
Year Ended February 28, 2015	1.00	—		—	(c)	—	(c)	—	(c)	—	(c)	—	(c)

Morgan
Year Ended February 28, 2019	1.00	0.01	(b)	—	(c)	0.01		(0.01)		—	(c)	(0.01)
Year Ended February 28, 2018	1.00	—	(b)(c)	—	(c)	—	(c)	—	(c)	—	(c)	—	(c)
Year Ended February 28, 2017	1.00	—	(b)(c)	—	(c)	—	(c)	—	(c)	—	(c)	—	(c)
Year Ended February 29, 2016	1.00	—	(b)(c)	—	(c)	—	(c)	—	(c)	—	(c)	—	(c)
Year Ended February 28, 2015	1.00	—		—	(c)	—	(c)	—	(c)	—	(c)	—	(c)

Premier
Year Ended February 28, 2019	1.00	0.02	(b)	—	(c)	0.02		(0.02)		—	(c)	(0.02)
Year Ended February 28, 2018	1.00	0.01	(b)	—	(c)	0.01		(0.01)		—	(c)	(0.01)
Year Ended February 28, 2017	1.00	—	(b)(c)	—	(c)	—	(c)	—	(c)	—	(c)	—	(c)
Year Ended February 29, 2016	1.00	—	(b)(c)	—	(c)	—	(c)	—	(c)	—	(c)	—	(c)
Year Ended February 28, 2015	1.00	—		—	(c)	—	(c)	—	(c)	—	(c)	—	(c)

Reserve
Year Ended February 28, 2019	1.00	0.01	(b)	—	(c)	0.01		(0.01)		—	(c)	(0.01)
Year Ended February 28, 2018	1.00	—	(b)(c)	—	(c)	—	(c)	—	(c)	—	(c)	—	(c)
Year Ended February 28, 2017	1.00	—	(b)(c)	—	(c)	—	(c)	—	(c)	—	(c)	—	(c)
Year Ended February 29, 2016	1.00	—	(b)(c)	—	(c)	—	(c)	—	(c)	—	(c)	—	(c)
Year Ended February 28, 2015	1.00	—		—	(c)	—	(c)	—	(c)	—	(c)	—	(c)

(a)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(b)	Calculated based upon average shares outstanding.
(c)	Amount rounds to less than $0.005.
(d)	Amount rounds to less than 0.005%.

SEE NOTES TO FINANCIAL STATEMENTS.

124	J.P. MORGAN MONEY MARKET FUNDS	FEBRUARY 28, 2019

	Ratios/Supplemental data
				Ratios to average net assets
Net asset value, end of period	Total return		Net assets, end of period (000’s)	Net expenses (a)	Net investment income (loss)		Expenses without waivers, reimbursements and earnings credits

$1.00	1.79%		$2,567,061	0.26%	1.81%		0.31%
1.00	0.79		1,981,066	0.26	0.80		0.31
1.00	0.15		1,848,739	0.26	0.15		0.31
1.00	0.01		1,895,744	0.10	0.01		0.31
1.00	0.00	(d)	1,700,093	0.05	0.00		0.31

1.00	1.88		23,528,259	0.18	1.88		0.21
1.00	0.87		19,208,530	0.18	0.89		0.21
1.00	0.23		11,630,048	0.18	0.23		0.21
1.00	0.02		9,678,309	0.08	0.01		0.21
1.00	0.00	(d)	8,717,551	0.04	0.00		0.21

1.00	1.84		17,858,556	0.21	1.87		0.26
1.00	0.84		11,098,506	0.21	0.83		0.26
1.00	0.20		9,414,776	0.21	0.21		0.26
1.00	0.01		7,378,773	0.08	0.01		0.26
1.00	0.00	(d)	10,302,127	0.04	0.00		0.26

1.00	1.46		2,009,129	0.59	1.45		0.61
1.00	0.45		1,617,985	0.59	0.46		0.61
1.00	0.00	(d)	1,148,892	0.40	0.00	(d)	0.61
1.00	0.00	(d)	1,990,677	0.10	0.00	(d)	0.61
1.00	0.00	(d)	1,477,551	0.05	0.00		0.61

1.00	1.60		2,059,307	0.45	1.65		0.46
1.00	0.59		848,906	0.45	0.59		0.46
1.00	0.02		857,883	0.38	0.02		0.46
1.00	0.00	(d)	1,219,310	0.10	0.00	(d)	0.46
1.00	0.00	(d)	1,259,597	0.04	0.00		0.46

1.00	1.35		1,561,835	0.70	1.42		0.71
1.00	0.35		258,002	0.70	0.41		0.71
1.00	0.00	(d)	75,190	0.41	0.00		0.71
1.00	0.00	(d)	108,109	0.14	0.00	(d)	0.71
1.00	0.00	(d)	46,667	0.04	0.00		0.71

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2019	J.P. MORGAN MONEY MARKET FUNDS	125

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations						Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments		Total from investment operations		Net investment income		Net realized gain		Total distributions
JPMorgan Tax Free Money Market Fund
Agency
Year Ended February 28, 2019	$1.00	$0.01	(b)	$—	(c)	$0.01		$(0.01)		$—	(c)	$(0.01)
Year Ended February 28, 2018	1.00	0.01	(b)	—	(c)	0.01		(0.01)		—	(c)	(0.01)
Year Ended February 28, 2017	1.00	—	(b)(c)	—	(c)	—	(c)	—	(c)	—	(c)	—	(c)
Year Ended February 29, 2016	1.00	—	(b)(c)	—	(c)	—	(c)	—	(c)	—	(c)	—	(c)
Year Ended February 28, 2015	1.00	—	(c)	—	(c)	—	(c)	—	(c)	—	(c)	—	(c)

Institutional Class
Year Ended February 28, 2019	1.00	0.01	(b)	—	(c)	0.01		(0.01)		—	(c)	(0.01)
Year Ended February 28, 2018	1.00	0.01	(b)	—	(c)	0.01		(0.01)		—	(c)	(0.01)
Year Ended February 28, 2017	1.00	—	(b)(c)	—	(c)	—	(c)	—	(c)	—	(c)	—	(c)
Year Ended February 29, 2016	1.00	—	(b)(c)	—	(c)	—	(c)	—	(c)	—	(c)	—	(c)
Year Ended February 28, 2015	1.00	—	(c)	—	(c)	—	(c)	—	(c)	—	(c)	—	(c)

Morgan
Year Ended February 28, 2019	1.00	0.01	(b)	—	(c)	0.01		(0.01)		—	(c)	(0.01)
Year Ended February 28, 2018	1.00	—	(b)(c)	—	(c)	—	(c)	—	(c)	—	(c)	—	(c)
Year Ended February 28, 2017	1.00	—	(b)(c)	—	(c)	—	(c)	—	(c)	—	(c)	—	(c)
Year Ended February 29, 2016	1.00	—	(b)(c)	—	(c)	—	(c)	—	(c)	—	(c)	—	(c)
Year Ended February 28, 2015	1.00	—	(c)	—	(c)	—	(c)	—	(c)	—	(c)	—	(c)

Premier
Year Ended February 28, 2019	1.00	0.01	(b)	—	(c)	0.01		(0.01)		—	(c)	(0.01)
Year Ended February 28, 2018	1.00	—	(b)(c)	—	(c)	—	(c)	—	(c)	—	(c)	—	(c)
Year Ended February 28, 2017	1.00	—	(b)(c)	—	(c)	—	(c)	—	(c)	—	(c)	—	(c)
Year Ended February 29, 2016	1.00	—	(b)(c)	—	(c)	—	(c)	—	(c)	—	(c)	—	(c)
Year Ended February 28, 2015	1.00	—	(c)	—	(c)	—	(c)	—	(c)	—	(c)	—	(c)

Reserve
Year Ended February 28, 2019	1.00	0.01	(b)	—	(c)	0.01		(0.01)		—	(c)	(0.01)
Year Ended February 28, 2018	1.00	—	(b)(c)	—	(c)	—	(c)	—	(c)	—	(c)	—	(c)
Year Ended February 28, 2017	1.00	—	(b)(c)	—	(c)	—	(c)	—	(c)	—	(c)	—	(c)
Year Ended February 29, 2016	1.00	—	(b)(c)	—	(c)	—	(c)	—	(c)	—	(c)	—	(c)
Year Ended February 28, 2015	1.00	—	(c)	—	(c)	—	(c)	—	(c)	—	(c)	—	(c)

(a)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(b)	Calculated based upon average shares outstanding.
(c)	Amount rounds to less than $0.005.

SEE NOTES TO FINANCIAL STATEMENTS.

126	J.P. MORGAN MONEY MARKET FUNDS	FEBRUARY 28, 2019

	Ratios/Supplemental data
			Ratios to average net assets
Net asset value, end of period	Total return	Net assets, end of period (000’s)	Net expenses (a)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits

$1.00	1.24%	$1,063,941	0.26%	1.23%	0.31%
1.00	0.68	831,137	0.26	0.70	0.31
1.00	0.27	437,689	0.25	0.26	0.31
1.00	0.03	344,578	0.05	0.01	0.31
1.00	0.02	322,389	0.07	0.01	0.31

1.00	1.29	12,402,297	0.21	1.27	0.26
1.00	0.73	11,970,538	0.21	0.73	0.26
1.00	0.32	10,567,571	0.20	0.31	0.26
1.00	0.03	10,007,028	0.04	0.01	0.26
1.00	0.02	11,663,024	0.07	0.01	0.26

1.00	0.90	9,884	0.59	0.89	0.68
1.00	0.35	9,555	0.59	0.34	0.66
1.00	0.05	11,468	0.44	0.04	0.62
1.00	0.03	111,381	0.04	0.01	0.62
1.00	0.02	109,439	0.08	0.01	0.61

1.00	1.04	1,062,712	0.45	1.03	0.46
1.00	0.49	1,560,291	0.45	0.48	0.46
1.00	0.12	1,713,414	0.38	0.10	0.46
1.00	0.03	2,984,160	0.04	0.01	0.46
1.00	0.02	2,593,113	0.07	0.01	0.46

1.00	0.79	2,028,976	0.70	0.78	0.71
1.00	0.24	2,511,847	0.70	0.23	0.71
1.00	0.02	2,650,165	0.47	0.02	0.71
1.00	0.03	4,220,927	0.04	0.01	0.71
1.00	0.02	4,208,768	0.07	0.01	0.71

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2019	J.P. MORGAN MONEY MARKET FUNDS	127

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations						Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments		Total from investment operations		Net investment income		Net realized gain		Total distributions
JPMorgan Municipal Money Market Fund
Agency
Year Ended February 28, 2019	$1.00	$0.01	(d)	$—	(e)	$0.01		$(0.01)		$—	(e)	$(0.01)
Year Ended February 28, 2018	1.00	0.01	(d)	—	(e)	0.01		(0.01)		—	(e)	(0.01)
Year Ended February 28, 2017	1.00	—	(d)(e)	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)
Year Ended February 29, 2016	1.00	—	(d)(e)	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)
Year Ended February 28, 2015	1.00	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)

Eagle Class
Year Ended February 28, 2019	1.00	0.01	(d)	—	(e)	0.01		(0.01)		—	(e)	(0.01)
Year Ended February 28, 2018	1.00	—	(d)(e)	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)
July 1, 2016 (f) through February 28, 2017	1.00	—	(d)(e)	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)

E*Trade (g)
For the Period Ended September 21, 2016	1.00	—	(d)(e)	—	(e)	—	(e)	—	(e)	—		—	(e)
Year Ended February 29, 2016	1.00	—	(d)(e)	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)
Year Ended February 28, 2015	1.00	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)

Institutional Class
Year Ended February 28, 2019	1.00	0.01	(d)	—	(e)	0.01		(0.01)		—	(e)	(0.01)
Year Ended February 28, 2018	1.00	0.01	(d)	—	(e)	0.01		(0.01)		—	(e)	(0.01)
Year Ended February 28, 2017	1.00	—	(d)(e)	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)
Year Ended February 29, 2016	1.00	—	(d)(e)	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)
Year Ended February 28, 2015	1.00	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)

Morgan
Year Ended February 28, 2019	1.00	0.01	(d)	—	(e)	0.01		(0.01)		—	(e)	(0.01)
Year Ended February 28, 2018	1.00	—	(d)(e)	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)
Year Ended February 28, 2017	1.00	—	(d)(e)	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)
Year Ended February 29, 2016	1.00	—	(d)(e)	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)
Year Ended February 28, 2015	1.00	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)

Premier
Year Ended February 28, 2019	1.00	0.01	(d)	—	(e)	0.01		(0.01)		—	(e)	(0.01)
Year Ended February 28, 2018	1.00	0.01	(d)	—	(e)	0.01		(0.01)		—	(e)	(0.01)
Year Ended February 28, 2017	1.00	—	(d)(e)	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)
Year Ended February 29, 2016	1.00	—	(d)(e)	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)
Year Ended February 28, 2015	1.00	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)

Service
Year Ended February 28, 2019	1.00	—	(d)(e)	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)
Year Ended February 28, 2018	1.00	—	(d)(e)	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)
Year Ended February 28, 2017	1.00	—	(d)(e)	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)
Year Ended February 29, 2016	1.00	—	(d)(e)	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)
Year Ended February 28, 2015	1.00	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Not annualized for periods less than one year.
(c)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(d)	Calculated based upon average shares outstanding.
(e)	Amount rounds to less than $0.005.
(f)	Commencement of offering of class of shares.
(g)	E*Trade Shares of JPMorgan Municipal Money Market Fund had no assets from the close of business on September 21, 2016.

SEE NOTES TO FINANCIAL STATEMENTS.

128	J.P. MORGAN MONEY MARKET FUNDS	FEBRUARY 28, 2019

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (b)	Net assets, end of period (000’s)	Net expenses (c)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits

$1.00	1.26%	$127,136	0.26%	1.25%	0.33%
1.00	0.73	140,809	0.26	0.76	0.35
1.00	0.33	35,608	0.23	0.20	0.33
1.00	0.01	193,260	0.08	0.01	0.32
1.00	0.01	81,196	0.12	0.01	0.32

1.00	0.82	565,483	0.70	0.80	0.73
1.00	0.29	549,053	0.70	0.27	0.75
1.00	0.04	619,001	0.67	0.04	0.76

1.00	0.01	—	0.41	0.01	1.07
1.00	0.01	1,935,318	0.08	0.01	1.07
1.00	0.01	2,000,898	0.13	0.01	1.07

1.00	1.31	2,003,502	0.21	1.30	0.28
1.00	0.78	1,575,116	0.21	0.83	0.31
1.00	0.37	303,233	0.21	0.39	0.30
1.00	0.01	132,605	0.08	0.01	0.27
1.00	0.01	188,480	0.13	0.01	0.27

1.00	0.93	15,899	0.59	0.92	0.65
1.00	0.40	13,794	0.59	0.28	0.63
1.00	0.08	312,787	0.49	0.07	0.64
1.00	0.01	387,521	0.08	0.01	0.62
1.00	0.01	353,483	0.13	0.01	0.62

1.00	1.07	129,260	0.45	1.06	0.48
1.00	0.54	116,319	0.45	0.57	0.51
1.00	0.16	31,528	0.41	0.12	0.49
1.00	0.01	28,451	0.08	0.01	0.47
1.00	0.01	29,376	0.13	0.01	0.47

1.00	0.47	256,953	1.05	0.46	1.08
1.00	0.07	282,024	0.91	0.05	1.09
1.00	0.03	363,754	0.54	0.01	1.09
1.00	0.01	515,523	0.08	0.01	1.07
1.00	0.01	397,469	0.12	0.01	1.07

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2019	J.P. MORGAN MONEY MARKET FUNDS	129

NOTES TO FINANCIAL STATEMENTS

AS OF FEBRUARY 28, 2019

1. Organization

JPMorgan Trust I (“JPM I”), JPMorgan Trust II (“JPM II”) and JPMorgan Trust IV (“JPM IV”) (collectively, the “Trusts”) were formed on November 12, 2004, November 12, 2004 and November 11, 2015, respectively, as Delaware statutory trusts, pursuant to Declarations of Trust dated November 5, 2004, November 5, 2004 and November 11, 2015, respectively, and are registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as open-end management investment companies.

The following are 10 separate funds of the Trusts (each, a “Fund” and collectively, the “Funds”) covered by this report:

	Classes Offered	Trust	Diversified/Non-Diversified
JPMorgan Prime Money Market Fund	Class C, Agency, Capital, IM, Institutional Class, Morgan, Premier and Reserve	JPM I	Diversified
JPMorgan Institutional Tax Free Money Market Fund^	Agency, Capital, IM and Institutional Class	JPMIV	Diversified
JPMorgan Securities Lending Money Market Fund^^	Agency SL	JPMIV	Diversified
JPMorgan Liquid Assets Money Market Fund	Class C, Agency, Capital, E*Trade^^^, Institutional Class, Investor, Morgan, Premier and Reserve	JPM II	Diversified
JPMorgan U.S. Government Money Market Fund	Agency, Capital, Direct^^^^, Eagle Class, Eagle Private Wealth Class, E*Trade, IM, Institutional Class, Investor, Morgan, Premier, Reserve and Service	JPM II	Diversified
JPMorgan U.S. Treasury Plus Money Market Fund	Class C, Agency, Capital, Direct^^^^, IM, Institutional Class, Investor, Morgan, Premier and Reserve	JPM II	Diversified
JPMorgan Federal Money Market Fund	Agency, Institutional Class, Morgan and Premier	JPM I	Diversified
JPMorgan 100% U.S. Treasury Securities Money Market Fund	Agency, Capital, Institutional Class, Morgan, Premier and Reserve	JPM I	Diversified
JPMorgan Tax Free Money Market Fund	Agency, Institutional Class, Morgan, Premier and Reserve	JPM I	Diversified
JPMorgan Municipal Money Market Fund	Agency, Eagle Class, E*Trade^^^, Institutional Class, Morgan, Premier and Service	JPM II	Diversified

^	The JPMorgan Institutional Tax Free Money Market Fund commenced operations on March 1, 2018.
^^	The JPMorgan Securities Lending Money Market Fund commenced operations on September 19, 2018.
^^^	E*Trade Shares of JPMorgan Liquid Assets Money Market Fund and JPMorgan Municipal Money Market Fund had no assets from the close of business on October 19, 2016 and September 21, 2016, respectively.
^^^^	Direct Shares of JPMorgan U.S. Government Money Market Fund and JPMorgan U.S. Treasury Plus Money Market Fund had no assets from the close of business on November 22, 2017.

The investment objective of JPMorgan Prime Money Market Fund (“Prime Money Market Fund”) and JPMorgan Securities Lending Money Market Fund (“Securities Lending Money Market Fund”) is to seek current income while seeking to maintain liquidity and a low volatility of principal. The investment objective of JPMorgan Institutional Tax Free Money Market Fund (“Institutional Tax Free Money Market Fund”) is to aim to provide current income, while seeking to maintain liquidity and a low volatility of principal.

The investment objective of JPMorgan Liquid Assets Money Market Fund (“Liquid Assets Money Market Fund”) and JPMorgan U.S. Treasury Plus Money Market Fund (“U.S. Treasury Plus Money Market Fund”) is to seek current income with liquidity and stability of principal.

The investment objective of JPMorgan U.S. Government Money Market Fund (“U.S. Government Money Market Fund”) is to seek high current income with liquidity and stability of principal.

The investment objective of JPMorgan Federal Money Market Fund (“Federal Money Market Fund”) is to provide current income while still preserving capital and maintaining liquidity.

The investment objective of JPMorgan 100% U.S. Treasury Securities Money Market Fund (“100% U.S. Treasury Securities Money Market Fund”) is to aim to provide the highest possible level of current income while still maintaining liquidity and providing maximum safety of principal.

The investment objective of JPMorgan Tax Free Money Market Fund (“Tax Free Money Market Fund”) is to aim to provide the highest possible level of current income which is excluded from gross income, while still preserving capital and maintaining liquidity.

The investment objective of JPMorgan Municipal Money Market Fund (“Municipal Money Market Fund”) is to seek as high a level of current interest income exempt from federal income tax as is consistent with liquidity and stability of principal.

The Liquid Assets Money Market Fund, Tax Free Money Market Fund and Municipal Money Market Fund seek to qualify as retail money market funds in accordance with criteria established by the Securities and Exchange Commission (“SEC”). Under applicable SEC rules, these Funds are ordinarily permitted to utilize amortized cost accounting to value their portfolio securities and transact at a stable $1.00 share price. These Funds have

130	J.P. MORGAN MONEY MARKET FUNDS	FEBRUARY 28, 2019

adopted policies and procedures that allow the Boards of Trustees (the “Boards”) to impose a liquidity fee and/or redemption gate in the event that their weekly liquid assets fall below a designated threshold.

The Prime Money Market Fund, Institutional Tax Free Money Market Fund and Securities Lending Money Market Fund do not seek to qualify as a Retail or Government money market fund and transact utilizing a floating net asset value (“NAV”) calculated to four decimal places. The Funds have adopted policies and procedures that allow the Boards to impose a liquidity fee and/or redemption gate in the event that their weekly liquid assets fall below a designated threshold.

The U.S. Government Money Market Fund, U.S. Treasury Plus Money Market Fund, Federal Money Market Fund and 100% U.S. Treasury Securities Money Market Fund seek to qualify as Government money market funds in accordance with criteria established by the SEC. Under applicable SEC rules, these Funds are ordinarily permitted to utilize amortized cost accounting to value their portfolio securities and transact at a stable $1.00 share price.

Class C Shares provide for a contingent deferred sales charge (“CDSC”). No sales charges are assessed with respect to the Agency, Capital, Direct, Eagle Class, Eagle Private Wealth Class, E*Trade, IM, Institutional Class, Investor, Morgan, Premier, Reserve and Service Shares. All classes of shares have equal rights as to earnings, assets and voting privileges, except that each class may bear different transfer agency, distribution and service fees and each class has exclusive voting rights with respect to its distribution plan and shareholder servicing agreements.

J.P. Morgan Investment Management Inc. (“JPMIM”), an indirect, wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”), acts as Adviser (the “Adviser”) and Administrator (the “Administrator”) to the Funds.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements. The Funds are investment companies and, thus, follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standards Codification Topic 946 — Investment Companies, which is part of U.S. generally accepted accounting principles (“GAAP”). The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A. Valuation of Investments — The valuation of investments is in accordance with GAAP and the Funds’ valuation policies set forth by and under the supervision and responsibility of the Boards, which established the following approach to valuation, as described more fully below: securities and other debt instruments held by money market funds pursuant to Rule 2a-7 under the 1940 Act shall be valued using the amortized cost method provided that certain conditions are met, with the exception of the Prime Money Market Fund, Institutional Tax Free Money Market Fund and Securities Lending Money Market Fund.

The amortized cost method of valuation involves valuing a security at its cost initially and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the security. This method may result in periods during which value, as determined by amortized cost, is higher or lower than the price each Fund would receive if it sold the security. The market value of securities in the Funds can be expected to vary inversely with changes in prevailing interest rates.

The Administrator has established the J.P. Morgan Asset Management Americas Valuation Committee (“AVC”) to assist the Boards with the oversight and monitoring of the valuation of the Funds’ investments. The Administrator implements the valuation policies of the Funds’ investments, as directed by the Boards. The AVC oversees and carries out the policies for the valuation of investments held in the Funds. This includes monitoring the appropriateness of fair values based on results of ongoing valuation oversight including, but not limited to, consideration of macro or security specific events, market events and pricing vendor and broker due diligence. This includes also monitoring on a daily basis that the amortized cost valuation method fairly reflects the market-based net asset value (“NAV”) of the Funds. The Administrator is responsible for discussing and assessing the potential impacts to the fair values on an ongoing basis, and at least on a quarterly basis with the AVC and the Boards.

For the Prime Money Market Fund, Institutional Tax Free Money Market Fund and Securities Lending Money Market Fund, fixed income instruments for which market quotations are not readily available are fair valued based on prices received from approved affiliated and unaffiliated pricing vendors or third party broker-dealers (collectively referred to as “Pricing Services”). The Pricing Services use multiple valuation techniques to determine the valuation of fixed income instruments. In instances where sufficient market activity exists, the Pricing Services may utilize a market based approach through which trades or quotes from market makers are used to determine the valuation of these instruments. In instances where sufficient market activity may not exist, the Pricing Services also utilize proprietary valuation models which may consider market transactions in comparable securities and the various relationships between securities in determining fair value and/or market characteristics in order to estimate the relevant cash flows, which are then discounted to calculate the fair values.

Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer related events after the report date and prior to issuance of the report are not reflected herein.

The various inputs that are used in determining the fair value of the Funds’ investments are summarized into the three broad levels listed below.

•	Level 1 — Quoted prices in active markets for identical securities.

FEBRUARY 28, 2019	J.P. MORGAN MONEY MARKET FUNDS	131

NOTES TO FINANCIAL STATEMENTS

AS OF FEBRUARY 28, 2019 (continued)

•	Level 2 — Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

•	Level 3 — Significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments).

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input, both individually and in the aggregate, that is significant to the fair value measurement. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For example, certain money market securities are valued using amortized cost, in accordance with rules under the 1940 Act. Generally, amortized cost approximates the current fair value of a security, but since the value is not obtained from a quoted price in an active market, such securities are reflected as level 2.

The following tables represent each valuation input as presented on the Schedules of Portfolio Investments (“SOIs”) (amounts in thousands):

Prime Money Market Fund

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$—	$46,810,286	$—	$46,810,286

Institutional Tax Free Money Market Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$—	$960,749	$—	$960,749

Securities Lending Money Market Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$—	$2,993,641	$—	$2,993,641

The following is a summary of the inputs used as of February 28, 2019, in valuing the Funds’ assets and liabilities carried at amortized cost which approximates fair value (amounts in thousands):

Liquid Assets Money Market Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$—	$5,317,797	$—	$5,317,797

U.S. Government Money Market Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$—	$139,771,656	$—	$139,771,656

U.S. Treasury Plus Money Market Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$—	$29,038,620	$—	$29,038,620

Federal Money Market Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$—	$3,735,055	$—	$3,735,055

132	J.P. MORGAN MONEY MARKET FUNDS	FEBRUARY 28, 2019

100% U.S. Treasury Securities Money Market Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$—	$51,799,993	$—	$51,799,993

Tax Free Money Market Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$—	$16,605,401	$—	$16,605,401

Municipal Money Market Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$—	$3,096,585	$—	$3,096,585

(a)	All portfolio holdings designated as level 2 are disclosed individually on the SOIs. Please refer to the SOIs for specifics of the major categories of portfolio holdings.

There were no transfers into and out of level 3 for the year ended February 28, 2019.

B. Restricted Securities — Certain securities held by the Funds may be subject to legal or contractual restrictions on resale. Restricted securities generally are resold in transactions exempt from registration under the Securities Act of 1933, as amended (the “Securities Act”). Disposal of these securities may involve time-consuming negotiations and expense. Prompt sale at the current valuation may be difficult and could adversely affect the net asset values of the Funds.

As of February 28, 2019, the Funds had no investments in restricted securities other than securities sold to the Funds under Rule 144A under the Securities Act.

C. Repurchase Agreements — The Funds may enter into repurchase agreement transactions that meet the credit guidelines of JPMIM. Repurchase agreements involve the purchase of securities subject to the seller’s agreement to repurchase the securities at a mutually agreed upon date and price. The Funds require that the collateral received in a repurchase agreement transaction be transferred to a custodian in a manner sufficient to enable the Funds to obtain collateral in the event of a counterparty default. If the counterparty defaults and the fair value of the collateral declines, realization of the collateral by the Funds may be delayed or limited. Repurchase agreement collateral may be held in segregated accounts maintained by JPMorgan Chase Bank, N.A. (“JPMCB”), a wholly-owned subsidiary of JPMorgan. The Prime Money Market Fund, Liquid Assets Money Market Fund, U.S. Government Money Market Fund and U.S. Treasury Plus Money Market Fund or their affiliates may transfer uninvested cash into joint accounts, which are utilized by multiple accounts or funds managed by the Adviser or its affiliates, the daily aggregate balance of which is invested in one or more repurchase agreements. Under these joint accounts, the Funds maintain pro-rata credit exposure to the underlying repurchase agreements’ counterparties and collateral.

The Funds’ repurchase agreements are not subject to master netting arrangements.

D. When-Issued Securities, Delayed Delivery Securities and Forward Commitments — The Tax Free Money Market Fund and Municipal Money Market Fund purchased when-issued securities, including To Be Announced (“TBA”) securities, and entered into contracts to purchase or sell securities for a fixed price that may be settled a month or more after the trade date, or purchased delayed delivery securities which generally settle seven days after the trade date. When-issued securities are securities that have been authorized, but not issued in the market. A forward commitment involves entering into a contract to purchase or sell securities for a fixed price at a future date that may be settled a month or more after the trade date. A delayed delivery security is agreed upon in advance between the buyer and the seller of the security and is generally delivered beyond seven days of the agreed upon date. The purchase of securities on a when-issued, delayed delivery or forward commitment basis involves the risk that the value of the security to be purchased declines before the settlement date. The sale of securities on a forward commitment basis involves the risk that the value of the securities sold may increase before the settlement date. The Funds may be exposed to credit risk if the counterparty fails to perform under the terms of the transaction. Interest income for securities purchased on a when-issued, delayed delivery or forward commitment basis is not accrued until the settlement date.

The Tax Free Money Market Fund and Municipal Money Market Fund had delayed delivery securities outstanding as of February 28, 2019, which are shown as a Receivable for Investment securities sold — delayed delivery securities on the Statements of Assets and Liabilities.

E. Offering and Organization Costs — Total offering costs of $119,279 and $44,004 paid in connection with the offering of shares of Institutional Tax Free Money Market Fund and Securities Lending Money Market Fund, respectively, are amortized on a straight line basis over 12 months from

FEBRUARY 28, 2019	J.P. MORGAN MONEY MARKET FUNDS	133

NOTES TO FINANCIAL STATEMENTS

AS OF FEBRUARY 28, 2019 (continued)

the date the fund commenced operations. Costs paid in connection with the organization of Institutional Tax Free Money Fund and Securities Lending Money Market Fund, if any, were recorded as an expense at the time it commenced operations and are included as part of Professional fees on the Statements of Operations. For the year ended February 28, 2019, total offering costs amortized were $118,952 and 19,289 for the Institutional Tax Free Money Market Fund and Securities Lending Money Market Fund, respectively.

F. Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income is determined on the basis of coupon interest accrued using the effective interest method which adjusts for amortization of premiums and accretion of discounts.

G. Allocation of Income and Expenses — Expenses directly attributable to a fund are charged directly to that fund, while the expenses attributable to more than one fund of the Trusts are allocated among the respective funds. In calculating the NAV of each class, investment income, realized and unrealized gains and losses and expenses, other than class specific expenses, are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day.

Transfer agency fees are class-specific expenses. The amount of the transfer agency fees charged to each class of the Funds for the year ended February 28, 2019 are as follows (amounts in thousands):

	Prime Money Market Fund	Institutional Tax Free Money Market Fund	Securities Lending Money Market Fund	Liquid Assets Money Market Fund		U.S. Government Money Market Fund		U.S. Treasury Plus Money Market Fund	Federal Money Market Fund	100% U.S. Treasury Securities Money Market Fund	Tax Free Money Market Fund	Municipal Money Market Fund
Class C	$27	n/a	n/a	$2		n/a		$9	n/a	n/a	n/a	n/a
Agency	69	$158	n/a	7		$266		23	$3	$49	$22	$4
Agency SL	n/a	n/a	$26	n/a		n/a		n/a	n/a	n/a	n/a	n/a
Capital	594	25	n/a	—	(a)	1,618		127	n/a	410	n/a	n/a
Direct	n/a	n/a	n/a	n/a		n/a		n/a	n/a	n/a	n/a	n/a
Eagle Class	n/a	n/a	n/a	n/a		41		n/a	n/a	n/a	n/a	12
Eagle Private Wealth Class	n/a	n/a	n/a	n/a		—	(a)	n/a	n/a	n/a	n/a	n/a
E*Trade	n/a	n/a	n/a	n/a		7		n/a	n/a	n/a	n/a	n/a
IM	78	36	n/a	n/a		98		26	n/a	n/a	n/a	n/a
Institutional Class	289	26	n/a	2		652		314	79	280	241	41
Investor	n/a	n/a	n/a	1		9		1	n/a	n/a	n/a	n/a
Morgan	332	n/a	n/a	105		92		25	25	84	8	4
Premier	79	n/a	n/a	15		105		18	10	35	30	4
Reserve	32	n/a	n/a	1		2		1	n/a	21	42	n/a
Service	n/a	n/a	n/a	n/a		21		n/a	n/a	n/a	n/a	6

Total	$1,500	$245	$26	$133		$2,911		$544	$117	$879	$343	$71

(a)	Amount rounds to less than one thousand.

H. Federal Income Taxes — Each Fund is treated as a separate taxable entity for Federal income tax purposes. Each Fund’s policy is to comply with the provisions of the Internal Revenue Code (the “Code”), applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized capital gains on investments. Accordingly, no provision for Federal income tax is necessary. Management has reviewed the Funds’ tax positions for all open tax years and has determined that as of February 28, 2019, no liability for income tax is required in the Funds’ financial statements for net unrecognized tax benefits. However, management’s conclusions may be subject to future review based on changes in, or the interpretation of, the accounting standards or tax laws and regulations. Each of the Funds’ Federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

I. Distributions to Shareholders — Distributions from net investment income, if any, are generally declared daily and paid monthly and are declared separately for each class. No class has preferential dividend rights; differences in per share rates are due to differences in separate class expenses. Net realized capital gains, if any, are distributed by each Fund at least annually. The amount of distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from GAAP. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment.

3. Fees and Other Transactions with Affiliates

A. Investment Advisory Fee — Pursuant to Investment Advisory Agreements, the Adviser supervises the investments of each Fund and for such services is paid a fee. The fee is accrued daily and generally paid monthly at an annual rate of 0.08% of each Fund’s average daily net assets.

The Adviser waived Investment Advisory fees and/or reimbursed expenses as outlined in Note 3.F.

134	J.P. MORGAN MONEY MARKET FUNDS	FEBRUARY 28, 2019

B. Administration Fee — Pursuant to Administration Agreements, the Administrator provides certain administration services to the Funds. In consideration of these services, effective January 1, 2019, the Administrator receives a fee accrued daily and paid monthly at an annual rate of 0.07% of the first $150 billion of the average daily net assets of all money market funds in the J.P. Morgan Funds Complex covered by the Administration Agreement, plus 0.05% of the average daily net assets between $150 billion and $300 billion, plus 0.03% of the average daily net assets between $300 billion and $400 billion, plus 0.01% of the average daily net assets in excess of $400 billion. Prior to January 1, 2019, the Administrator received a fee accrued daily and paid monthly at an annual rate of 0.10% of the first $100 billion of the average daily net assets of all money market funds in the J.P. Morgan Funds Complex covered by the Administration Agreement and 0.05% of the average daily net assets in excess of $100 billion of all such funds. For the year ended February 28, 2019, the effective rate was 0.07% of each Fund’s average daily net assets, notwithstanding any fee waivers and/or expense reimbursements.

The Administrator waived Administration fees as outlined in Note 3.F.

JPMCB serves as the Funds’ sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMCB receives a portion of the fees payable to the Administrator.

C. Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (“JPMDS”), an indirect, wholly-owned subsidiary of JPMorgan, serves as the Trusts’ principal underwriter and promotes and arranges for the sale of each Fund’s shares.

The Boards have adopted a Distribution Plan (the “Distribution Plan”) for Class C, Eagle Class, E*Trade, Morgan, Reserve and Service Shares of the Funds, as applicable, in accordance with Rule 12b-1 under the 1940 Act. The Agency, Capital, Direct, Eagle Private Wealth Class, IM, Institutional Class, Investor and Premier Shares do not participate in the Distribution Plan. The Distribution Plan provides that each Fund shall pay distribution fees, including payments to JPMDS, at annual rates of the average daily net assets as shown in the table below:

	Class C	Eagle Class	E*Trade	Morgan	Reserve	Service
Prime Money Market Fund	0.75%	n/a	n/a	n/a	0.25%	n/a
Institutional Tax Free Money Market Fund	n/a	n/a	n/a	n/a	n/a	n/a
Securities Lending Money Market Fund	n/a	n/a	n/a	n/a	n/a	n/a
Liquid Assets Money Market Fund	0.75	n/a	0.60%	0.10%	0.25	n/a
U.S. Government Money Market Fund	n/a	0.25%	0.60	0.10	0.25	0.60%
U.S. Treasury Plus Money Market Fund	0.75	n/a	n/a	0.10	0.25	n/a
Federal Money Market Fund	n/a	n/a	n/a	0.10	n/a	n/a
100% U.S. Treasury Securities Money Market Fund	n/a	n/a	n/a	0.10	0.25	n/a
Tax Free Money Market Fund	n/a	n/a	n/a	0.10	0.25	n/a
Municipal Money Market Fund	n/a	0.25	0.60	0.10	n/a	0.60

JPMDS waived Distribution fees as outlined in Note 3.F.

In addition, JPMDS is entitled to receive the CDSC from redemptions of Class C Shares. For the year ended February 28, 2019, JPMDS retained the following amounts (in thousands):

CDSC
Liquid Assets Money Market Fund	$—(a)

(a)	Amount rounds to less than one thousand.

D. Service Fees — The Trusts, on behalf of the Funds, have entered into a Shareholder Servicing Agreement with JPMDS under which JPMDS provides certain support services to the shareholders. For performing these services, JPMDS receives a fee that is accrued daily and paid monthly equal to a percentage of the average daily net assets as shown in the table below:

	Class C	Agency	Capital	Direct	Eagle Class	Eagle Private Wealth Class
Prime Money Market Fund	0.25%	0.15%	0.05%	n/a	n/a	n/a
Institutional Tax Free Money Market Fund	n/a	0.15	0.05	n/a	n/a	n/a
Securities Lending Money Market Fund	n/a	n/a	n/a	n/a	n/a	n/a
Liquid Assets Money Market Fund	0.25	0.15	0.05	n/a	n/a	n/a
U.S. Government Money Market Fund	n/a	0.15	0.05	0.15%	0.30%	0.15%
U.S. Treasury Plus Money Market Fund	0.25	0.15	0.05	0.15	n/a	n/a
Federal Money Market Fund	n/a	0.15	n/a	n/a	n/a	n/a
100% U.S. Treasury Securities Money Market Fund	n/a	0.15	0.05	n/a	n/a	n/a
Tax Free Money Market Fund	n/a	0.15	n/a	n/a	n/a	n/a
Municipal Money Market Fund	n/a	0.15	n/a	n/a	0.30	n/a

FEBRUARY 28, 2019	J.P. MORGAN MONEY MARKET FUNDS	135

NOTES TO FINANCIAL STATEMENTS

AS OF FEBRUARY 28, 2019 (continued)

	E*Trade	Institutional Class	Investor	Morgan	Premier	Reserve	Service
Prime Money Market Fund	n/a	0.10%	n/a	0.35%	0.30%	0.30%	n/a
Institutional Tax Free Money Market Fund	n/a	0.10	n/a	n/a	n/a	n/a	n/a
Securities Lending Money Market Fund	n/a	n/a	n/a	n/a	n/a	n/a	n/a
Liquid Assets Money Market Fund	0.30%	0.10	0.35%	0.35	0.30	0.30	n/a
U.S. Government Money Market Fund	0.30	0.10	0.35	0.35	0.30	0.30	0.30%
U.S. Treasury Plus Money Market Fund	n/a	0.10	0.35	0.35	0.30	0.30	n/a
Federal Money Market Fund	n/a	0.10	n/a	0.35	0.30	n/a	n/a
100% U.S. Treasury Securities Money Market Fund	n/a	0.10	n/a	0.35	0.30	0.30	n/a
Tax Free Money Market Fund	n/a	0.10	n/a	0.35	0.30	0.30	n/a
Municipal Money Market Fund	0.30	0.10	n/a	0.35	0.30	n/a	0.30

The IM Shares do not pay a fee under the Shareholder Servicing Agreement.

JPMDS has entered into shareholder services contracts with affiliated and unaffiliated financial intermediaries who provide shareholder services and other related services to their clients or customers who invest in the Funds under which JPMDS will pay all or a portion of such fees earned to financial intermediaries for performing such services.

JPMDS waived service fees as outlined in Note 3.F.

E. Custodian and Accounting Fees — JPMCB provides portfolio custody and accounting services to the Funds. For performing these services, the Funds pay JPMCB transaction and asset-based fees that vary according to the number of transactions and positions, plus out-of-pocket expenses. The amounts paid directly to JPMCB by the Funds for custody and accounting services are included in Custodian and accounting fees on the Statements of Operations. Interest income earned on cash balances at the custodian, if any, is included in Interest income from affiliates on the Statements of Operations.

Interest expense paid to the custodian related to cash overdrafts, if any, is included in Interest expense to affiliates on the Statements of Operations.

F. Waivers and Reimbursements — The Adviser, Administrator and JPMDS have contractually agreed to waive fees and/or reimburse the Funds, except IM Shares of the Prime Money Market Fund, U.S. Government Money Market Fund and the U.S. Treasury Plus Money Market Fund, to the extent that total annual operating expenses (excluding acquired fund fees and expenses, dividend and interest expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation, and extraordinary expenses) exceed the percentages of the Funds’ respective average daily net assets as shown in the table below:

	Class C	Agency	Agency SL	Capital	Direct	Eagle Class	Eagle Private Wealth Class
Prime Money Market Fund	0.97%	0.26%	n/a	0.18%	n/a	n/a	n/a
Institutional Tax Free Money Market Fund	n/a	0.26	n/a	0.18	n/a	n/a	n/a
Securities Lending Money Market Fund	n/a	n/a	0.06	n/a	n/a	n/a	n/a
Liquid Assets Money Market Fund	0.97	0.26	n/a	0.18	n/a	n/a	n/a
U.S. Government Money Market Fund	n/a	0.26	n/a	0.18	0.30%	0.70%	0.30%
U.S. Treasury Plus Money Market Fund	0.97	0.26	n/a	0.18	0.30	n/a	n/a
Federal Money Market Fund	n/a	0.26	n/a	n/a	n/a	n/a	n/a
100% U.S. Treasury Securities Money Market Fund	n/a	0.26	n/a	0.18	n/a	n/a	n/a
Tax Free Money Market Fund	n/a	0.26	n/a	n/a	n/a	n/a	n/a
Municipal Money Market Fund	n/a	0.26	n/a	n/a	n/a	0.70	n/a

	E*Trade	IM	Institutional Class	Investor	Morgan	Premier	Reserve	Service
Prime Money Market Fund	n/a	n/a	0.21%	n/a	0.52%	0.45%	0.70%	n/a
Institutional Tax Free Money Market Fund	n/a	0.16%	0.21	n/a	n/a	n/a	n/a	n/a
Securities Lending Money Market Fund	n/a	n/a	n/a	n/a	n/a	n/a	n/a	n/a
Liquid Assets Money Market Fund	1.00%	n/a	0.21	0.51%	0.59	0.45	0.70	n/a
U.S. Government Money Market Fund	1.00	n/a	0.21	0.51	0.59	0.45	0.70	1.05%
U.S. Treasury Plus Money Market Fund	n/a	n/a	0.21	0.51	0.59	0.45	0.70	n/a
Federal Money Market Fund	n/a	n/a	0.21	n/a	0.59	0.45	n/a	n/a
100% U.S. Treasury Securities Money Market Fund	n/a	n/a	0.21	n/a	0.59	0.45	0.70	n/a
Tax Free Money Market Fund	n/a	n/a	0.21	n/a	0.59	0.45	0.70	n/a
Municipal Money Market Fund	1.00	n/a	0.21	n/a	0.59	0.45	n/a	1.05

136	J.P. MORGAN MONEY MARKET FUNDS	FEBRUARY 28, 2019

The expense limitation agreements were in effect for the year ended February 28, 2019, and are in place until at least June 30, 2019, except the expense limitation agreement for Securities Lending Money Market Fund is in effect until at least September 30, 2019.

In addition, the Funds’ service providers have voluntarily waived fees during the year ended February 28, 2019. However, the Funds’ service providers are under no obligation to do so and may discontinue such voluntary waivers at any time.

For the year ended February 28, 2019, the Funds’ service providers waived fees and/or reimbursed expenses for each of the Funds as follows (amounts in thousands). None of these parties expect the Funds to repay any such waived fees and/or reimbursed expenses in future years.

	Contractual Waivers
	Investment Advisory Fees	Administration Fees	Service Fees	Total	Contractual Reimbursements
Prime Money Market Fund	$36	$—	$12,929	$12,965	$26
Institutional Tax Free Money Market Fund	150	104	75	329	400
Securities Lending Money Market Fund	471	342	—	813	207
Liquid Assets Money Market Fund	393	261	1,226	1,880	—
U.S. Government Money Market Fund	124	—	42,272	42,396	—	(a)
U.S. Treasury Plus Money Market Fund	21	—	9,828	9,849	—
Federal Money Market Fund	330	221	1,149	1,700	—
100% U.S. Treasury Securities Money Market Fund	2,277	1,499	10,968	14,744	—
Tax Free Money Market Fund	755	503	5,341	6,599	—	(a)
Municipal Money Market Fund	557	370	852	1,779	—

Voluntary Waivers
Distribution
Municipal Money Market Fund	$10

(a)	Amount rounds to less than one thousand.

G. Other — Certain officers of the Trusts are affiliated with the Adviser, the Administrator and JPMDS. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Funds for serving in their respective roles.

The Boards appointed a Chief Compliance Officer to the Funds in accordance with Federal securities regulations. Each Fund, along with other affiliated funds, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the Office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees on the Statements of Operations.

Certain Funds earn interest on certain uninvested cash balances held at the custodian, which is included in the Interest income from affiliates on the Statements of Operations.

The Trusts adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the Independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as Trustees. The deferred fees are invested in various J.P. Morgan Funds until distribution in accordance with the Plan.

During the year ended February 28, 2019, Prime Money Market Fund and Tax Free Money Market Fund purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate were affiliated with the Adviser.

The Funds may use related party broker-dealers. For the year ended February 28, 2019, the Funds did not incur any brokerage commissions with broker-dealers affiliated with the Adviser.

The SEC has granted an exemptive order permitting the Funds to engage in principal transactions with J.P. Morgan Securities, Inc., an affiliated broker, involving taxable money market instruments, subject to certain conditions.

The Funds are permitted to effect purchase and sale transactions with affiliated Funds under procedures adopted by the Board. The procedures have been designed to seek to ensure that any such security transaction complies with certain conditions of Rule 17a-7 of the 1940 Act. Further, as defined under the procedures, each transaction is effected at the current market price. Pursuant to these procedures, for the year ended February 28, 2019, the Funds below engaged in such transactions in the following amounts (amounts in thousands):

	Purchases	Sales	Realized Gain (Loss)
Institutional Tax Free Money Market Fund	$487,190	$1,115,041	$—
Tax Free Money Market Fund	1,574,662	693,599	—
Municipal Money Market Fund	367,981	654,520	—

FEBRUARY 28, 2019	J.P. MORGAN MONEY MARKET FUNDS	137

NOTES TO FINANCIAL STATEMENTS

AS OF FEBRUARY 28, 2019 (continued)

4. Class Specific Expenses

The Funds’ class specific gross expenses for the year ended February 28, 2019 were as follows (amounts in thousands):

	Distribution	Service
Prime Money Market Fund
Class C	$12	$4
Agency	—	2,894
Capital	—	12,590
Institutional Class	—	10,042
Morgan	—	5,277
Premier	—	4,184
Reserve	55	66

	$67	$35,057

Institutional Tax Free Money Market Fund
Agency	$—	$9
Capital	—	9
Institutional Class	—	133

	$—	$151

Liquid Assets Money Market Fund
Class C	$156	$52
Agency	—	439
Capital	—	131
Institutional Class	—	1,645
Investor	—	35
Morgan	193	676
Premier	—	2,028
Reserve	14	17

	$363	$5,023

U.S. Government Money Market Fund
Agency	$—	$18,614
Capital	—	39,141
Eagle Class	6,427	7,712
Eagle Private Wealth Class	—	—	(a)
E*Trade	1,736	868
Institutional Class	—	33,852
Investor	—	3,122
Morgan	1,436	5,027
Premier	—	12,735
Reserve	106	127
Service	12,081	6,041

	$21,786	$127,239

U.S. Treasury Plus Money Market Fund
Class C	$2,809	$936
Agency	—	2,024
Capital	—	2,696
Institutional Class	—	16,122
Investor	—	139
Morgan	409	1,431
Premier	—	2,238
Reserve	34	41

	$3,252	$25,627

138	J.P. MORGAN MONEY MARKET FUNDS	FEBRUARY 28, 2019

	Distribution	Service
Federal Money Market Fund
Agency	$—	$182
Institutional Class	—	2,854
Morgan	30	105
Premier	—	572

	$30	$3,713

100% U.S. Treasury Securities Money Market Fund
Agency	$—	$3,471
Capital	—	10,012
Institutional Class	—	13,878
Morgan	1,933	6,767
Premier	—	4,497
Reserve	2,862	3,434

	$4,795	$42,059

Tax Free Money Market Fund
Agency	$—	$1,574
Institutional Class	—	12,269
Morgan	11	38
Premier	—	3,188
Reserve	5,308	6,370

	$5,319	$23,439

Municipal Money Market Fund
Agency	$—	$263
Eagle Class	1,422	1,706
Institutional Class	—	1,859
Morgan	17	59
Premier	—	384
Service	1,614	807

	$3,053	$5,078

(a)	Amount rounds to less than one thousand.

5. Federal Income Tax Matters

For Federal income tax purposes, the estimated cost and unrealized appreciation (depreciation) in value of investments held at February 28, 2019 were as follows (amounts in thousands):

	Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Prime Money Market Fund	$46,801,229	$9,589	$532	$9,057
Institutional Tax Free Money Market Fund	960,782	3	36	(33)
Securities Lending Money Market Fund	2,993,158	562	79	483
100% U.S. Treasury Securities Money Market Fund	51,800,046	710	763	(53)

Estimated tax cost and unrealized appreciation (depreciation) in value of investments for funds not listed equals their books cost and unrealized appreciation (depreciation) in value of investments.

The difference between book and tax basis appreciation (depreciation) on investments is primarily attributed to wash sale loss deferrals.

The tax character of distributions paid during the year ended February 28, 2019 was as follows (amounts in thousands):

	Ordinary Income*	Net Long-Term Capital Gains	Tax Exempt Income	Total Distributions Paid
Prime Money Market Fund	$884,662	$—	$—	$884,662
Institutional Tax Free Money Market Fund	47	—	7,821	7,868
Securities Lending Money Market Fund	15,410	—	—	15,410
Liquid Assets Money Market Fund	64,686	—	—	64,686
U.S. Government Money Market Fund	2,578,970	—	—	2,578,970
U.S. Treasury Plus Money Market Fund	506,910	—	—	506,910
Federal Money Market Fund	58,386	—	—	58,386
100% U.S. Treasury Securities Money Market Fund	746,574	—	—	746,574
Tax Free Money Market Fund	1,060	326	196,266	197,652
Municipal Money Market Fund	57	206	33,595	33,858

*	Short-term gain distributions are treated as ordinary income for income tax purposes.

FEBRUARY 28, 2019	J.P. MORGAN MONEY MARKET FUNDS	139

NOTES TO FINANCIAL STATEMENTS

AS OF FEBRUARY 28, 2019 (continued)

The tax character of distributions paid during the year ended February 28, 2018 was as follows (amounts in thousands):

	Ordinary Income*	Net Long-Term Capital Gains	Tax Exempt Income	Total Distributions Paid
Prime Money Market Fund	$427,374	$—	$—	$427,374
Liquid Assets Money Market Fund	13,978	—	—	13,978
U.S. Government Money Market Fund	1,189,009	—	—	1,189,009
U.S. Treasury Plus Money Market Fund	179,124	—	—	179,124
Federal Money Market Fund	25,420	25	—	25,445
100% U.S. Treasury Securities Money Market Fund	238,068	1	—	238,069
Tax Free Money Market Fund	70	420	98,153	98,643
Municipal Money Market Fund	63	162	9,459	9,684

*	Short-term gain distributions are treated as ordinary income for income tax purposes.

As of February 28, 2019, the estimated components of net assets (excluding paid-in-capital) on a tax basis were as follows (amounts in thousands):

	Current Distributable Ordinary Income	Current Distributable Long-Term Capital Gain or (Tax Basis Capital Loss Carryover)	Tax Exempt Income	Unrealized Appreciation (Depreciation)
Prime Money Market Fund	$64,133	$—	$—	$9,057
Institutional Tax Free Money Market Fund	4	—	1,298	(33)
Securities Lending Money Market Fund	5,294	—	—	483
Liquid Assets Money Market Fund	6,734	—	—	—
U.S. Government Money Market Fund	130,505	(2,501)	—	—
U.S. Treasury Plus Money Market Fund	24,371	(76)	—	—
Federal Money Market Fund	4,454	—	—	—
100% U.S. Treasury Securities Money Market Fund	54,526	(118)	—	(53)
Tax Free Money Market Fund	—	327	16,201	—
Municipal Money Market Fund	10	34	993	—

The cumulative timing differences primarily consist of distributions payable.

As of February 28, 2019, the following Funds had the following net capital loss carryforwards (amounts in thousands):

	Capital Loss Carryforward Character
	Short-Term	Long-Term
U.S. Government Money Market Fund	$2,492	$9
U.S. Treasury Plus Money Market Fund	76	—
100% U.S. Treasury Securities Money Market Fund	118	—

Net Capital Losses incurred after October 31 within the taxable year are deemed to arise on the first business day of the Fund’s next taxable year. As of February 28, 2019, the following Fund deferred to March 1, 2019 the following net capital losses of (amounts in thousands):

	Net Capital Losses (Gains)
	Short-Term	Long-Term
U.S. Government Money Market Fund	$1,749	$(17)
U.S. Treasury Plus Money Market Fund	242	(85)
100% U.S. Treasury Securities Money Market Fund	94	(39)

6. Borrowings

The Funds rely upon an exemptive order granted by the SEC (the “Order”) permitting the establishment and operation of an Interfund Lending Facility (the “Facility”). The Facility allows the Funds to directly lend and borrow money to or from any other fund relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are taken primarily for temporary or emergency purposes, including

140	J.P. MORGAN MONEY MARKET FUNDS	FEBRUARY 28, 2019

the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. The Interfund loan rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. The Order was granted to JPM II and may be relied upon by the Funds because the Funds and the series of JPM II are all investment companies in the same “group of investment companies” (as defined in Section 12(d)(1)(G) of the 1940 Act).

In addition, the Trusts and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the J.P. Morgan Funds, including the Funds. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until November 4, 2019.

As of February 28, 2019, the Funds had no outstanding loans to another fund. Average loans made to another fund under the Facility for the year ended February 28, 2019, were as follows (amounts in thousands, except number of days outstanding):

	Average Loans	Number of Days Outstanding	Interest Earned
Liquid Assets Money Market Fund	$19,841	86	$241
U.S. Government Money Market Fund	16,929	114	207

Interest earned as a result of lending money to another fund for the year ended February 28, 2019, if any, is included in Income from interfund lending (net) on the Statements of Operations.

The Funds had no borrowings outstanding from another fund or from the unsecured, uncommitted credit facility during the year ended February 28, 2019.

7. Risks, Concentrations and Indemnifications

In the normal course of business, the Funds enter into contracts that contain a variety of representations which provide general indemnifications. Each Fund’s maximum exposure under these arrangements is unknown. The amount of exposure would depend on future claims that may be brought against each Fund. However, based on experience, the Funds expect the risk of loss to be remote.

As of February 28, 2019, the Funds had individual shareholder and/or omnibus accounts which owned more than 10% of the respective Fund’s outstanding shares as follows:

	Number of individual shareholder and/or Affiliated Omnibus Accounts	% of the Fund	Number of individual shareholder and/or Non-Affiliated Omnibus Accounts	% of the Fund
Prime Money Market Fund	1	57.3%	—	—
Institutional Tax Free Money Market Fund	1	99.7	—	—
Securities Lending Money Market Fund	—	—	1	100.0%
Liquid Assets Money Market Fund	2	83.4	—	—
U.S. Government Money Market Fund	1	32.7	—	—
U.S. Treasury Plus Money Market Fund	1	26.7	2	42.4
Federal Money Market Fund	1	67.5	1	15.8
100% U.S. Treasury Securities Money Market Fund	1	38.9	1	11.2
Tax Free Money Market Fund	1	49.9	1	41.6
Municipal Money Market Fund	2	72.9	1	18.3

Significant shareholder transactions by these shareholders may impact the Funds’ performance.

The Institutional Tax Free Money Market Fund, Municipal Money Market Fund and Tax Free Money Market Fund invest primarily in a portfolio of debt obligations issued by states, territories and possessions of the United States and by the District of Columbia, and by their political subdivisions and duly constituted authorities. An issuer’s ability to meet its payment obligations may be affected by economic or political developments in a specific state or region. These debt obligations may be insured by private insurers who guarantee the payment of principal and interest in the event of issuer default. The value of these investments may be impacted by changes to bond insurers’ ratings and the Institutional Tax Free Money Market Fund, Municipal Money Market Fund’s and Tax Free Money Market Fund’s ability to collect principal and interest, in the event of an issuer’s default, may be limited if the private insurer does not have the wherewithal to satisfy its obligation.

The profitability of banks depends largely on the availability and cost of funds, which can change depending upon economic conditions. Banks are also exposed to losses if borrowers cannot repay their loans.

FEBRUARY 28, 2019	J.P. MORGAN MONEY MARKET FUNDS	141

NOTES TO FINANCIAL STATEMENTS

AS OF FEBRUARY 28, 2019 (continued)

8. New Accounting Pronouncements

In August 2018, the Financial Accounting Standard Board (“FASB”) issued Accounting Standard Update (“ASU”) 2018-13 (“ASU 2018-13”), Fair Value Measurement (Topic 820): Disclosure Framework — Changes to the Disclosure Requirements for Fair Value Measurement, which adds, removes, and modifies certain aspects of the fair value disclosure. ASU 2018-13 amendments are the result of a broader disclosure project, FASB Concepts Statement Conceptual Framework for Financial Reporting — Chapter 8: Notes to Financial Statements, to improve the effectiveness of the fair value disclosure requirements. ASU 2018-13 is effective for the fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019; early adoption is permitted. Management has evaluated the implications of these changes and the amendments are included in the financial statements, which had no effect to the Funds’ net assets or results of operation.

In August 2018, the SEC adopted their Disclosure Update and Simplification Rule (the “Rule”). The Rule is part of the SEC’s overall project to improve disclosure effectiveness by amending certain disclosure requirements that have become redundant, duplicative, overlapping, outdated, or superseded in light of other SEC disclosure requirements, U.S. GAAP, or changes in the information environment. The amendments are intended to facilitate the disclosure of information to investors and simplify compliance without significantly altering the total mix of information provided to investors. Management has evaluated the implications of these changes and the amendments are included in the financial statements, which had no effect on the Funds’ net assets or results of operation.

9. Subsequent Event

During the period February 28, 2019 through April 24, 2019, Institutional Tax Free Money Market Fund had net redemptions of $285,000,000. This amount represented 30% of the Fund’s net assets as of February 28, 2019.

142	J.P. MORGAN MONEY MARKET FUNDS	FEBRUARY 28, 2019

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Boards of Trustees of JPMorgan Trust I, JPMorgan Trust II and JPMorgan Trust IV and Shareholders of JPMorgan Prime Money Market Fund, JPMorgan Institutional Tax Free Money Market Fund, JPMorgan Securities Lending Money Market Fund, JPMorgan Liquid Assets Money Market Fund, JPMorgan U.S. Government Money Market Fund, JPMorgan U.S. Treasury Plus Money Market Fund, JPMorgan Federal Money Market Fund, JPMorgan 100% U.S. Treasury Securities Money Market Fund, JPMorgan Tax Free Money Market Fund and JPMorgan Municipal Money Market Fund

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of portfolio investments, of JPMorgan Prime Money Market Fund, JPMorgan Federal Money Market Fund, 100% U.S. Treasury Securities Money Market Fund and JPMorgan Tax Free Money Market Fund (four of the funds constituting JPMorgan Trust I), JPMorgan Liquid Assets Money Market Fund, JPMorgan U.S. Government Money Market Fund, JPMorgan U.S. Treasury Plus Money Market Fund and JPMorgan Municipal Money Market Fund (four of the funds constituting JPMorgan Trust II) and JPMorgan Institutional Tax Free Money Market Fund and JPMorgan Securities Lending Money Market Fund (two of the funds constituting JPMorgan Trust IV) (hereafter collectively referred to as the “Funds”) as of February 28, 2019, the related statements of operations and of changes in net assets for each of the periods indicated in the table below, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of February 28, 2019, the results of each of their operations and the changes in each of their net assets for the periods indicated in the table below, and each of the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America.

JPMorgan Prime Money Market Fund,

JPMorgan Liquid Assets Money Market Fund,

JPMorgan U.S. Government Money Market Fund,

JPMorgan U.S. Treasury Plus Money Market Fund,

JPMorgan Federal Money Market Fund,

JPMorgan 100% U.S. Treasury Securities Money Market Fund,

JPMorgan Tax Free Money Market Fund and

JPMorgan Municipal Money Market Fund

Statement of operations for the year ended February 28, 2019 and statement of changes in net assets for the years ended February 28, 2019 and February 28, 2018
JPMorgan Institutional Tax Free Money Market Fund	Statement of operations and statement of changes in net assets for the period March 1, 2018 (commencement of operations) through February 28, 2019
JPMorgan Securities Lending Money Market Fund	Statement of operations and statement of changes in net assets for the period September 19, 2018 (commencement of operations) through February 28, 2019

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of February 28, 2019 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/PricewaterhouseCoopers LLP

New York, New York

April 26, 2019

We have served as the auditor of one or more investment companies in the JPMorgan Funds complex since 1993.

FEBRUARY 28, 2019	J.P. MORGAN MONEY MARKET FUNDS	143

TRUSTEES

(Unaudited)

The Funds’ Statement of Additional Information includes additional information about the Funds’ Trustees and is available, without charge, upon request by calling 1-800-480-4111 (retail investors) or 1-800-766-7722 (institutional investors) or on the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

Name (Year of Birth); Positions With the Funds (1)	Principal Occupation During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee (2)	Other Directorships Held During the Past 5 Years
Independent Trustees

John F. Finn (1947); Trustee of Trusts since 2005; Trustee of heritage One Group Mutual Funds since 1998.	Chairman and Chief Executive Officer, Gardner, Inc. (supply chain management company serving industrial and consumer markets) (serving in various roles 1974-present).	137	Director, Greif, Inc. (GEF) (industrial package products and services) (2007-present); Trustee, Columbus Association for the Performing Arts (1988-present); Director, Cardinal Health, Inc. (CAH) (1994-2014).

Stephen P. Fisher (1959); Trustee of Trust since 2018.	Retired; Chairman and Chief Executive Officer, NYLIFE Distributors LLC (registered broker-dealer) (serving in various roles 2008-2013); Chairman, NYLIM Service Company LLC (transfer agent) (2008-2017); New York Life Investment Management LLC (registered investment adviser) (serving in various roles 2005-2017); Chairman, IndexIQ Advisors LLC (registered investment adviser for ETFs) (2014-2017); President, MainStay VP Funds Trust (2007-2017), MainStay DefinedTerm Municipal Opportunities Fund (2011-2017) and MainStay Funds Trust (2007-2017) (registered investment companies).	137	Advisory Board Member, Scholarship Committee Member and Investment Committee Member, The First Tee of Plainfield (non-profit youth sports organization that provides need-based scholarships) (2014-present); Honors Program Advisory Board Member, The Zicklin School of Business, Baruch College, The City University of New York (2017-present).

Dr. Matthew Goldstein (1941); Chairman since 2013; Trustee of Trusts since 2005; Trustee of heritage J.P. Morgan Funds since 2003.	Chancellor Emeritus, City University of New York (2015-present); Professor, City University of New York (2013-present); Chancellor, City University of New York (1999-2013); President, Adelphi University (New York) (1998-1999).	137	Trustee, Museum of Jewish Heritage (2011-present); Trustee, National Museum of Mathematics (present); Chair, Association of College and University Administrators (present).

Dennis P. Harrington* (1950); Trustee of Trusts since 2017.	Retired; Partner, Deloitte LLP (accounting firm) (1984-2012).	137	None

Frankie D. Hughes (1952); Trustee of Trusts since 2008.	President, Ashland Hughes Properties (property management) (2014-present); President and Chief Investment Officer, Hughes Capital Management, Inc. (fixed income asset management) (1993-2014).	137	None

Raymond Kanner** (1953); Trustee of Trusts since 2017.	Retired; Managing Director & Chief Investment Officer, IBM Retirement Funds (2007-2016).	137	Director, Emerging Markets Growth Fund (1997-2016); Acting Executive Director, Committee on Investment of Employee Benefit Assets (CIEBA), 2016-2017; Advisory Board Member, Betterment for Business (2016-2017) (robo advisor); Advisory Board Member, Blue Star Indexes (2013-2017) (index creator); Member, Russell Index Client Advisory Board (2001-2015); Advisory Board Member, State Street Global Advisors’ OCIO Board (2017-present).

Peter C. Marshall (1942); Trustee of Trusts since 2005; Trustee of heritage One Group Mutual Funds since 1985.	Self-employed business consultant (2002-present).	137	None

144	J.P. MORGAN MONEY MARKET FUNDS	FEBRUARY 28, 2019

Name (Year of Birth); Positions With the Funds (1)	Principal Occupation During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee (2)	Other Directorships Held During the Past 5 Years
Independent Trustees (continued)

Mary E. Martinez (1960); Trustee of Trusts since 2013.	Associate, Special Properties, a Christie’s International Real Estate Affiliate (2010-present); Managing Director, Bank of America (Asset Management) (2007-2008); Chief Operating Officer, U.S. Trust Asset Management, U.S. Trust Company (asset management) (2003-2007); President, Excelsior Funds (registered investment companies) (2004-2005).	137	None

Marilyn McCoy (1948); Trustee of Trusts since 2005; Trustee of heritage One Group Mutual Funds since 1999.	Vice President of Administration and Planning, Northwestern University (1985-present).	137	None

Mitchell M. Merin (1953); Trustee of Trusts since 2013.	Retired; President and Chief Operating Officer, Morgan Stanley Investment Management, Member Morgan Stanley & Co. Management Committee (registered investment adviser) (1985-2005).	137	Director, Sun Life Financial (SLF) (financial services and insurance) (2007-2013).

Dr. Robert A. Oden, Jr. (1946); Trustee of Trusts since 2005; Trustee of heritage One Group Mutual Funds since 1997.	Retired; President, Carleton College (2002-2010); President, Kenyon College (1995-2002).	137	Vice Chair, Dartmouth-Hitchcock Medical Center (2011-present); Trustee, American University in Cairo (1999-2014); Trustee, American Museum of Fly Fishing (2013-present); Trustee, Trout Unlimited (2017-present).

Marian U. Pardo*** (1946); Trustee of Trusts since 2013.	Managing Director and Founder, Virtual Capital Management LLC (investment consulting) (2007-present); Managing Director, Credit Suisse Asset Management (portfolio manager) (2003-2006).	137	Member, Board of Governors, Columbus Citizens Foundation (not-for-profit supporting philanthropic and cultural programs) (2006-present).

(1)	The Trustees serve for an indefinite term, subject to the Trusts’ current retirement policy, which is age 78 for all Trustees.

(2)

A Fund Complex means two or more registered investment companies that hold themselves out to investors as related companies for purposes of investment and investor services or have a common investment adviser or have an investment adviser that is an affiliated person of the investment adviser of any of the other registered investment companies. The J.P. Morgan Funds Complex for which the Board of Trustees serves currently includes eleven registered investment companies (137 funds).

*

Two family members of Mr. Harrington are partner and managing director, respectively, of the Funds’ independent registered public accounting firm. Such firm has represented to the Board that those family members are not involved in the audit of the Funds’ financial statements and do not provide other services to the Funds. The Board has concluded that such association does not interfere with Mr. Harrington’s exercise of independent judgment as an Independent Trustee.

**

A family member of Mr. Kanner is employed by JPMorgan Chase Bank, which is affiliated with JPMIM and JPMDS. In that capacity, this employee provides services to various JPMorgan affiliates including JPMIM and JPMDS and for which JPMIM and JPMDS bear some portion of the expense thereof.

***

In connection with prior employment with JPMorgan Chase, Ms. Pardo was the recipient of non-qualified pension plan payments from JPMorgan Chase in the amount of approximately $2,055 per month, which she irrevocably waived effective January 1, 2013, and deferred compensation payments from JPMorgan Chase in the amount of approximately $7,294 per year, which ended in January 2013. In addition, Ms. Pardo receives payments from a fully-funded qualified plan, which is not an obligation of JPMorgan Chase.

The contact address for each of the Trustees is 277 Park Avenue, New York, NY 10172.

FEBRUARY 28, 2019	J.P. MORGAN MONEY MARKET FUNDS	145

OFFICERS

(Unaudited)

Name (Year of Birth), Positions Held with the Trust (Since)	Principal Occupations During Past 5 Years

Brian S. Shlissel (1964), President and Principal Executive Officer (2016)	Managing Director and Chief Administrative Officer for J.P. Morgan pooled vehicles, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) (2014–present); Managing Director and Head of Mutual Fund Services, Allianz Global Investors; President and Chief Executive Officer, Allianz Global Investors Mutual Funds and PIMCO Closed-End Funds (1999-2014).

Timothy J. Clemens (1975), Treasurer and Principal Financial Officer (2018)*	Executive Director, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since February 2016; Vice President, JPMorgan Funds Management, Inc. from October 2013 to January 2016.

Noah Greenhill (1969), Secretary (2018)*	Managing Director and General Counsel, JPMorgan Asset Management (2015 – present); Managing Director and General Counsel, JPMorgan Global Alternative Funds (2012-2015).

Stephen M. Ungerman (1953), Chief Compliance Officer (2005)	Managing Director, JPMorgan Chase & Co.; Mr. Ungerman has been with JPMorgan Chase & Co. since 2000.

Elizabeth A. Davin (1964), Assistant Secretary (2005)**	Executive Director and Assistant General Counsel, JPMorgan Chase since February 2012; formerly Vice President and Assistant General Counsel, JPMorgan Chase from 2005 to February 2012; Senior Counsel, JPMorgan Chase (formerly Bank One Corporation) from 2004 to 2005.

Jessica K. Ditullio (1962), Assistant Secretary (2005)**	Executive Director and Assistant General Counsel, JPMorgan Chase. Ms. Ditullio has been with JPMorgan Chase (formerly Bank One Corporation) since 1990.

Anthony Geron (1971), Assistant Secretary (2018)*	Vice President and Assistant General Counsel, JPMorgan Chase since September 2018; Lead Director and Counsel, AXA Equitable Life Insurance Company from 2015 to 2018 and Senior Director and Counsel, AXA Equitable Life Insurance Company from 2014 to 2015; Associate, Willkie Farr & Gallagher (law firm) from 2007 to 2014.

Carmine Lekstutis (1980), Assistant Secretary (2011)*	Executive Director and Assistant General Counsel, JPMorgan Chase since February 2015; formerly Vice President and Assistant General Counsel, JPMorgan Chase from 2011 to February 2015.

Gregory S. Samuels (1980), Assistant Secretary (2010)*	Executive Director and Assistant General Counsel, JPMorgan Chase since 2014; formerly Vice President and Assistant General Counsel, JPMorgan Chase from 2010 to February 2014.

Pamela L. Woodley (1971), Assistant Secretary (2012)*	Vice President and Assistant General Counsel, JPMorgan Chase since November 2004.

Zachary E. Vonnegut-Gabovitch (1986), Assistant Secretary (2017)*	Vice President and Assistant General Counsel, JPMorgan Chase since September 2016; Associate, Morgan, Lewis & Bockius (law firm) from 2012 to 2016.

Michael M. D’Ambrosio (1969), Assistant Treasurer (2012)	Managing Director, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since May 2014; formerly Executive Director, JPMorgan Funds Management, Inc. from 2012 to May 2014.

Shannon Gaines (1977), Assistant Treasurer (2018)**	Vice President, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since January 2014.

Jeffrey D. House (1972), Assistant Treasurer (2017)**	Vice President, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since July 2006.

Lauren A. Paino (1973), Assistant Treasurer (2014)*	Executive Director, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since August 2013.

Joseph Parascondola (1963), Assistant Treasurer (2011)*	Vice President, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since August 2006.

Gillian I. Sands (1969), Assistant Treasurer (2012)*	Vice President, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since September 2012.

The contact address for each of the officers, unless otherwise noted, is 277 Park Avenue, New York, NY 10172.

*	The contact address for the officer is 4 New York Plaza, New York, NY 10004.

**	The contact address for the officer is 1111 Polaris Parkway, Columbus, OH 43240.

146	J.P. MORGAN MONEY MARKET FUNDS	FEBRUARY 28, 2019

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited)

Hypothetical $1,000 Investment

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these ongoing costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in each Class at the beginning of the reporting period, September 1, 2018, and continued to hold your shares at the end of the reporting period, February 28, 2019.

Actual Expenses

For each Class of each Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads). Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value September 1, 2018	Ending Account Value February 28, 2019	Expenses Paid During the Period	Annualized Expense Ratio
JPMorgan Prime Money Market Fund
Class C
Actual*	$1,000.00	$1,007.70	$4.83	0.97%
Hypothetical*	1,000.00	1,019.98	4.86	0.97
Agency
Actual*	1,000.00	1,011.30	1.30	0.26
Hypothetical*	1,000.00	1,023.51	1.30	0.26
Capital
Actual*	1,000.00	1,011.70	0.90	0.18
Hypothetical*	1,000.00	1,023.90	0.90	0.18
IM
Actual*	1,000.00	1,011.80	0.80	0.16
Hypothetical*	1,000.00	1,024.00	0.80	0.16
Institutional Class
Actual*	1,000.00	1,011.50	1.05	0.21
Hypothetical*	1,000.00	1,023.75	1.05	0.21
Morgan
Actual*	1,000.00	1,010.00	2.54	0.51
Hypothetical*	1,000.00	1,022.27	2.56	0.51
Premier
Actual*	1,000.00	1,010.30	2.24	0.45
Hypothetical*	1,000.00	1,022.56	2.26	0.45
Reserve
Actual*	1,000.00	1,009.10	3.49	0.70
Hypothetical*	1,000.00	1,021.32	3.51	0.70

FEBRUARY 28, 2019	J.P. MORGAN MONEY MARKET FUNDS	147

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited) (continued)

Hypothetical $1,000 Investment

	Beginning Account Value September 1, 2018	Ending Account Value February 28, 2019	Expenses Paid During the Period	Annualized Expense Ratio
JPMorgan Institutional Tax Free Money Market Fund
Agency
Actual*	$1,000.00	$1,006.80	$1.29	0.26%
Hypothetical*	1,000.00	1,023.51	1.30	0.26
Capital
Actual*	1,000.00	1,007.20	0.90	0.18
Hypothetical*	1,000.00	1,023.90	0.90	0.18
IM
Actual*	1,000.00	1,007.30	0.80	0.16
Hypothetical*	1,000.00	1,024.00	0.80	0.16
Institutional Class
Actual*	1,000.00	1,007.00	1.05	0.21
Hypothetical*	1,000.00	1,023.75	1.05	0.21

JPMorgan Securities Lending Money Market Fund
Agency SL
Actual**	1,000.00	1,011.00	0.27	0.06
Hypothetical*	1,000.00	1,024.50	0.30	0.06

JPMorgan Liquid Assets Money Market Fund
Class C
Actual*	1,000.00	1,007.70	4.83	0.97
Hypothetical*	1,000.00	1,019.98	4.86	0.97
Agency
Actual*	1,000.00	1,011.30	1.30	0.26
Hypothetical*	1,000.00	1,023.51	1.30	0.26
Capital
Actual*	1,000.00	1,011.70	0.90	0.18
Hypothetical*	1,000.00	1,023.90	0.90	0.18
Institutional Class
Actual*	1,000.00	1,011.50	1.05	0.21
Hypothetical*	1,000.00	1,023.75	1.05	0.21
Investor
Actual*	1,000.00	1,010.00	2.54	0.51
Hypothetical*	1,000.00	1,022.27	2.56	0.51
Morgan
Actual*	1,000.00	1,009.60	2.94	0.59
Hypothetical*	1,000.00	1,021.87	2.96	0.59
Premier
Actual*	1,000.00	1,010.30	2.24	0.45
Hypothetical*	1,000.00	1,022.56	2.26	0.45
Reserve
Actual*	1,000.00	1,009.10	3.49	0.70
Hypothetical*	1,000.00	1,021.32	3.51	0.70

JPMorgan U.S. Government Money Market Fund
Agency
Actual*	1,000.00	1,010.20	1.30	0.26
Hypothetical*	1,000.00	1,023.51	1.30	0.26
Capital
Actual*	1,000.00	1,010.60	0.90	0.18
Hypothetical*	1,000.00	1,023.90	0.90	0.18
Eagle Class
Actual*	1,000.00	1,008.00	3.49	0.70
Hypothetical*	1,000.00	1,021.32	3.51	0.70
Eagle Private Wealth Class
Actual*	1,000.00	1,009.90	1.50	0.30
Hypothetical*	1,000.00	1,023.31	1.51	0.30

148	J.P. MORGAN MONEY MARKET FUNDS	FEBRUARY 28, 2019

	Beginning Account Value September 1, 2018	Ending Account Value February 28, 2019	Expenses Paid During the Period	Annualized Expense Ratio
JPMorgan U.S. Government Money Market Fund (continued)
E*Trade
Actual*	$1,000.00	$1,006.50	$4.98	1.00%
Hypothetical*	1,000.00	1,019.84	5.01	1.00
IM
Actual*	1,000.00	1,010.70	0.80	0.16
Hypothetical*	1,000.00	1,024.00	0.80	0.16
Institutional Class
Actual*	1,000.00	1,010.40	1.05	0.21
Hypothetical*	1,000.00	1,023.75	1.05	0.21
Investor
Actual*	1,000.00	1,008.90	2.49	0.50
Hypothetical*	1,000.00	1,022.32	2.51	0.50
Morgan
Actual*	1,000.00	1,008.50	2.94	0.59
Hypothetical*	1,000.00	1,021.87	2.96	0.59
Premier
Actual*	1,000.00	1,009.20	2.24	0.45
Hypothetical*	1,000.00	1,022.56	2.26	0.45
Reserve
Actual*	1,000.00	1,008.00	3.49	0.70
Hypothetical*	1,000.00	1,021.32	3.51	0.70
Service
Actual*	1,000.00	1,006.20	5.22	1.05
Hypothetical*	1,000.00	1,019.59	5.26	1.05

JPMorgan U.S. Treasury Plus Money Market Fund
Class C
Actual*	1,000.00	1,006.70	4.83	0.97
Hypothetical*	1,000.00	1,019.98	4.86	0.97
Agency
Actual*	1,000.00	1,010.20	1.30	0.26
Hypothetical*	1,000.00	1,023.51	1.30	0.26
Capital
Actual*	1,000.00	1,010.60	0.90	0.18
Hypothetical*	1,000.00	1,023.90	0.90	0.18
IM
Actual*	1,000.00	1,010.80	0.75	0.15
Hypothetical*	1,000.00	1,024.05	0.75	0.15
Institutional Class
Actual*	1,000.00	1,010.50	1.05	0.21
Hypothetical*	1,000.00	1,023.75	1.05	0.21
Investor
Actual*	1,000.00	1,009.00	2.49	0.50
Hypothetical*	1,000.00	1,022.32	2.51	0.50
Morgan
Actual*	1,000.00	1,008.60	2.94	0.59
Hypothetical*	1,000.00	1,021.87	2.96	0.59
Premier
Actual*	1,000.00	1,009.30	2.24	0.45
Hypothetical*	1,000.00	1,022.56	2.26	0.45
Reserve
Actual*	1,000.00	1,008.00	3.49	0.70
Hypothetical*	1,000.00	1,021.32	3.51	0.70

FEBRUARY 28, 2019	J.P. MORGAN MONEY MARKET FUNDS	149

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited) (continued)

Hypothetical $1,000 Investment

	Beginning Account Value September 1, 2018	Ending Account Value February 28, 2019	Expenses Paid During the Period	Annualized Expense Ratio
JPMorgan Federal Money Market Fund
Agency
Actual*	$1,000.00	$1,010.10	$1.30	0.26%
Hypothetical*	1,000.00	1,023.51	1.30	0.26
Institutional Class
Actual*	1,000.00	1,010.30	1.05	0.21
Hypothetical*	1,000.00	1,023.75	1.05	0.21
Morgan
Actual*	1,000.00	1,008.40	2.94	0.59
Hypothetical*	1,000.00	1,021.87	2.96	0.59
Premier
Actual*	1,000.00	1,009.10	2.24	0.45
Hypothetical*	1,000.00	1,022.56	2.26	0.45

JPMorgan 100% U.S. Treasury Securities Money Market Fund
Agency
Actual*	1,000.00	1,010.10	1.30	0.26
Hypothetical*	1,000.00	1,023.51	1.30	0.26
Capital
Actual*	1,000.00	1,010.50	0.90	0.18
Hypothetical*	1,000.00	1,023.90	0.90	0.18
Institutional Class
Actual*	1,000.00	1,010.30	1.05	0.21
Hypothetical*	1,000.00	1,023.75	1.05	0.21
Morgan
Actual*	1,000.00	1,008.40	2.94	0.59
Hypothetical*	1,000.00	1,021.87	2.96	0.59
Premier
Actual*	1,000.00	1,009.10	2.24	0.45
Hypothetical*	1,000.00	1,022.56	2.26	0.45
Reserve
Actual*	1,000.00	1,007.90	3.48	0.70
Hypothetical*	1,000.00	1,021.32	3.51	0.70

JPMorgan Tax Free Money Market Fund
Agency
Actual*	1,000.00	1,006.70	1.29	0.26
Hypothetical*	1,000.00	1,023.51	1.30	0.26
Institutional Class
Actual*	1,000.00	1,007.00	1.05	0.21
Hypothetical*	1,000.00	1,023.75	1.05	0.21
Morgan
Actual*	1,000.00	1,005.10	2.93	0.59
Hypothetical*	1,000.00	1,021.87	2.96	0.59
Premier
Actual*	1,000.00	1,005.80	2.24	0.45
Hypothetical*	1,000.00	1,022.56	2.26	0.45
Reserve
Actual*	1,000.00	1,004.50	3.48	0.70
Hypothetical*	1,000.00	1,021.32	3.51	0.70

JPMorgan Municipal Money Market Fund
Agency
Actual*	1,000.00	1,006.80	1.29	0.26
Hypothetical*	1,000.00	1,023.51	1.30	0.26
Eagle Class
Actual*	1,000.00	1,004.60	3.48	0.70
Hypothetical*	1,000.00	1,021.32	3.51	0.70

150	J.P. MORGAN MONEY MARKET FUNDS	FEBRUARY 28, 2019

	Beginning Account Value September 1, 2018	Ending Account Value February 28, 2019	Expenses Paid During the Period	Annualized Expense Ratio
JPMorgan Municipal Money Market Fund (continued)
Institutional Class
Actual*	$1,000.00	$1,007.10	$1.05	0.21%
Hypothetical*	1,000.00	1,023.75	1.05	0.21
Morgan
Actual*	1,000.00	1,005.20	2.93	0.59
Hypothetical*	1,000.00	1,021.87	2.96	0.59
Premier
Actual*	1,000.00	1,005.90	2.24	0.45
Hypothetical*	1,000.00	1,022.56	2.26	0.45
Service
Actual*	1,000.00	1,002.90	5.21	1.05
Hypothetical*	1,000.00	1,019.59	5.26	1.05

*	Expenses are equal to each Class’ respective annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).
**

Expenses are equal to each Class’ respective annualized expense ratio, multiplied by the average account value over the period, multiplied by 163/365 (to reflect the one-half year period). Commencement of operations was September 19, 2018.

FEBRUARY 28, 2019	J.P. MORGAN MONEY MARKET FUNDS	151

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENTS

(Unaudited)

For the JPMorgan Institutional Tax Free Money Market Fund Only

The Board of Trustees has established various standing committees composed of Trustees with diverse backgrounds, to which the Board of Trustees has assigned specific subject matter responsibilities to further enhance the effectiveness of the Board’s oversight and decision making. The Board of Trustees and its investment committees (money market and alternative products, equity, and fixed income) meet regularly throughout the year and consider factors that are relevant to their annual consideration of investment advisory agreements at each meeting. They also meet for the specific purpose of considering approvals of initial advisory agreements for new funds. At their November 2017 in-person meeting, the Trustees, including a majority of the Trustees who are not “interested persons” (as defined in the 1940 Act) of any party to the initial advisory agreement or any of their affiliates (“Independent Trustees”), approved the initial investment advisory agreement (the “New Advisory Agreement”) for the Fund.

In connection with the approval of the New Advisory Agreement, the Trustees reviewed written materials prepared by the Adviser and received oral presentations from Adviser personnel. Before voting on the proposed New Advisory Agreement, the Trustees reviewed the New Advisory Agreement with representatives of the Adviser, counsel to the Trust and independent legal counsel and received a memorandum from independent legal counsel to the Trustees discussing the legal standards for their consideration of the proposed agreement. The Trustees also discussed the proposed New Advisory Agreement in an executive session with independent legal counsel at which no representatives of the Adviser were present.

A summary of the material factors evaluated by the Trustees in determining whether to approve the New Advisory Agreement is provided below.

The Trustees considered information provided with respect to the Fund and the approval of the New Advisory Agreement. Each Trustee attributed different weights to the various factors and no factor alone was considered determinative. After considering and weighing the factors and information they had received, the Trustees found that the proposed compensation to be received by the Adviser from the Fund under the New Advisory Agreement was fair and reasonable under the circumstances and determined that the initial approval of the New Advisory Agreement was in the best interests of the Fund and its potential shareholders.

Nature, Extent and Quality of Services Provided by the Adviser

In connection with the approval of the New Advisory Agreement, the Trustees considered the materials furnished specifically in connection with the approval of the New Advisory Agreement, as well as other relevant information furnished throughout the year for the J.P. Morgan Funds complex and the Trustees’ experience with the Adviser and its services. The

Trustees considered the background and experience of the Adviser’s senior management and the expertise of, and the amount of attention to be given to the Fund by, investment personnel of the Adviser. In addition, the Trustees reviewed the qualifications, backgrounds and responsibilities of the portfolio management team primarily responsible for the day-to-day management of the Fund. The Trustees also considered the investment strategy and investment process for the Fund, and the infrastructure supporting the portfolio management team, including personnel changes. In addition, the Trustees considered information about the structure and distribution strategy of the Fund, how it fits within the J.P. Morgan Funds lineup, and how it will be positioned against identified peers.

The Trustees also considered their knowledge of the nature and quality of the services provided by the Adviser and its affiliates to the J.P. Morgan Funds gained from their experience as Trustees of the J.P. Morgan Funds. In addition, they considered the overall reputation and capabilities of the Adviser and its affiliates, the commitment of the Adviser to provide high quality service to the J.P. Morgan Funds, their overall confidence in the Adviser’s integrity and the Adviser’s responsiveness to questions or concerns raised by them, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the J.P. Morgan Funds.

Based upon these considerations and other factors, the Trustees concluded that they were satisfied with the nature, extent and quality of the investment advisory services to be provided to the Fund by the Adviser.

The Trustees also considered that JPMorgan Distribution Services, Inc. (“JPMDS”), an affiliate of the Adviser, and the Adviser, in its role as administrator, will earn fees from the Fund for providing shareholder and administrative services, respectively. The Trustees also considered the payments of Rule 12b-1 fees to JPMDS, which also acts as the Fund’s distributor and that these fees are in turn generally paid to financial intermediaries that sell the Fund, including financial intermediaries that are affiliates of the Adviser. The Trustees also considered the fees paid to JPMorgan Chase Bank, N.A. (“JPMCB”) for custody and fund accounting and other related services. The Trustees also considered that any fall-out benefits would be comparable to those related to the other actively managed funds in the complex and were consistent with the process of approving advisory agreements for new funds.

Fall-Out Benefits

The Trustees reviewed information regarding potential “fall-out” or ancillary benefits received by the Adviser and its affiliates as a result of their relationship with the J.P. Morgan Funds. The Trustees also considered the Adviser’s allocation of fund brokerage for the J.P. Morgan Funds complex, including allocations to brokers who provide research to the Adviser.

152	J.P. MORGAN MONEY MARKET FUNDS	FEBRUARY 28, 2019

Economies of Scale

The Trustees considered the extent to which the Fund may benefit from economies of scale. The Trustees considered that there may not be a direct relationship between economies of scale realized by the Fund and those realized by the Adviser as assets increase. The Trustees considered the extent to which the Fund was priced to scale and whether it would be appropriate to add advisory fee breakpoints, but noted that the Fund has implemented fee waivers and contractual expense limitations (“Fee Caps”) which allow the Fund’s shareholders to share potential economies of scale from the Fund’s inception and that the proposed fees are competitive with peer funds. The Trustees also considered that the Adviser has added or enhanced services to the J.P. Morgan Funds complex over time, noting the Adviser’s substantial investments in its business in support of the Fund, including investments in trading systems and technology (including cybersecurity improvements), attraction and retention of key talent, additions to analyst and portfolio management teams, and regulatory support enhancements. The Trustees concluded that the current fee structure was reasonable in light of the Fee Caps that the Adviser has in place that serve to limit the overall net expense ratios of the Fund at a competitive level. The Trustees concluded that the Fund’s shareholders received the benefits of potential economies of scale through the Fee Caps and the Adviser’s reinvestment in its operations to serve the Fund and its shareholders.

Investment Performance

The Trustees considered the Fund’s investment strategy and process, portfolio management team and competitive position-

ing against identified peer funds, and concluded that the prospects for competitive future performance were acceptable.

Advisory Fees and Expense Ratios

The Trustees considered the contractual advisory fee rate and administration fee rate that will be paid by the Fund to the Adviser and compared the combined rate to the information prepared by Broadridge, using data from Lipper Inc., independent providers of investment company data (together, “Broadridge/Lipper”) concerning management fee rates paid by other funds in the same Broadridge/Lipper category as the Fund. The Trustees recognized that Broadridge/Lipper reported the Fund’s management fee rate as the combined contractual advisory fee and administration fee rates. The Trustees also reviewed information about other projected expenses and the expense ratios for the Fund. The Trustees considered the projected Fee Caps proposed for the Fund, and the net advisory fee rate after taking into account any projected waivers and/or reimbursements. The Trustees recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds.

The Trustees noted that the Fund’s estimated net advisory fees and total expenses, which were considered on a class-by-class basis, were in line with identified peer funds. After considering all of the factors identified above, in light of the information, the Trustees concluded that the advisory fees were satisfactory.

FEBRUARY 28, 2019	J.P. MORGAN MONEY MARKET FUNDS	153

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENTS

(Unaudited) (continued)

For the JPMorgan Securities Lending Money Market Fund Only

The Board of Trustees has established various standing committees composed of Trustees with diverse backgrounds, to which the Board of Trustees has assigned specific subject matter responsibilities to further enhance the effectiveness of the Board’s oversight and decision making. The Board of Trustees and its investment committees (money market and alternative products, equity, and fixed income) meet regularly throughout the year and consider factors that are relevant to their annual consideration of investment advisory agreements at each meeting. They also meet for the specific purpose of considering approvals of initial advisory agreements for new funds. At their June 2018 in-person meeting, the Trustees, including a majority of the Trustees who are not “interested persons” (as defined in the 1940 Act) of any party to the initial advisory agreement or any of their affiliates (“Independent Trustees”), approved the initial investment advisory agreement (the “New Advisory Agreement”) for the Fund.

In connection with the approval of the New Advisory Agreement, the Trustees reviewed written materials prepared by the Adviser and received oral presentations from Adviser personnel. Before voting on the proposed New Advisory Agreement, the Trustees reviewed the New Advisory Agreement with representatives of the Adviser, counsel to the Trust and independent legal counsel and received a memorandum from independent legal counsel to the Trustees discussing the legal standards for their consideration of the proposed agreement. The Trustees also discussed the proposed New Advisory Agreement in an executive session with independent legal counsel at which no representatives of the Adviser were present.

A summary of the material factors evaluated by the Trustees in determining whether to approve the New Advisory Agreement is provided below.

The Trustees considered information provided with respect to the Fund and the approval of the New Advisory Agreement. Each Trustee attributed different weights to the various factors and no factor alone was considered determinative. After considering and weighing the factors and information they had received, the Trustees found that the proposed compensation to be received by the Adviser from the Fund under the New Advisory Agreement was fair and reasonable under the circumstances and determined that the initial approval of the New Advisory Agreement was in the best interests of the Fund and its potential shareholders.

Nature, Extent and Quality of Services Provided by the Adviser

In connection with the approval of the New Advisory Agreement, the Trustees considered the materials furnished specifically in connection with the approval of the New Advisory Agreement, as well as other relevant information furnished throughout the year for the J.P. Morgan Funds complex and the Trustees’ experience with the Adviser and its services. The

Trustees considered the background and experience of the Adviser’s senior management and the expertise of, and the amount of attention to be given to the Fund by, investment personnel of the Adviser. In addition, the Trustees reviewed the qualifications, backgrounds and responsibilities of the portfolio management team primarily responsible for the day-to-day management of the Fund. The Trustees also considered the investment strategy and investment process for the Fund, and the infrastructure supporting the portfolio management team, including personnel changes. In addition, the Trustees considered information about the structure and distribution strategy of the Fund, how it fits within the J.P. Morgan Funds lineup, and how it will be positioned against identified peers.

The Trustees also considered their knowledge of the nature and quality of the services provided by the Adviser and its affiliates to the J.P. Morgan Funds gained from their experience as Trustees of the J.P. Morgan Funds. In addition, they considered the overall reputation and capabilities of the Adviser and its affiliates, the commitment of the Adviser to provide high quality service to the J.P. Morgan Funds, their overall confidence in the Adviser’s integrity and the Adviser’s responsiveness to questions or concerns raised by them, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the J.P. Morgan Funds.

Based upon these considerations and other factors, the Trustees concluded that they were satisfied with the nature, extent and quality of the investment advisory services to be provided to the Fund by the Adviser.

The Trustees also considered that JPMorgan Distribution Services, Inc. (“JPMDS”), an affiliate of the Adviser, and the Adviser, in its role as administrator, will earn fees from the Fund for providing shareholder and administrative services, respectively. The Trustees also considered the payments of Rule 12b-1 fees to JPMDS, which also acts as the Fund’s distributor and that these fees are in turn generally paid to financial intermediaries that sell the Fund, including financial intermediaries that are affiliates of the Adviser. The Trustees also considered the fees paid to JPMorgan Chase Bank, N.A. (“JPMCB”) for custody and fund accounting and other related services. The Trustees also considered that any fall-out benefits would be comparable to those related to the other actively managed funds in the complex and were consistent with the process of approving advisory agreements for new funds.

Fall-Out Benefits

The Trustees reviewed information regarding potential “fall-out” or ancillary benefits received by the Adviser and its affiliates as a result of their relationship with the J.P. Morgan Funds. The Trustees also considered the Adviser’s allocation of fund brokerage for the J.P. Morgan Funds complex, including allocations to brokers who provide research to the Adviser.

154	J.P. MORGAN MONEY MARKET FUNDS	FEBRUARY 28, 2019

Economies of Scale

The Trustees considered the extent to which the Fund may benefit from economies of scale. The Trustees considered that there may not be a direct relationship between economies of scale realized by the Fund and those realized by the Adviser as assets increase. The Trustees considered the extent to which the Fund was priced to scale and whether it would be appropriate to add advisory fee breakpoints, but noted that the Fund has implemented fee waivers and contractual expense limitations (“Fee Caps”) which allow the Fund’s shareholders to share potential economies of scale from the Fund’s inception and that the proposed fees are competitive with peer funds. The Trustees also considered that the Adviser has added or enhanced services to the J.P. Morgan Funds complex over time, noting the Adviser’s substantial investments in its business in support of the Fund, including investments in trading systems and technology (including cybersecurity improvements), attraction and retention of key talent, additions to analyst and portfolio management teams, and regulatory support enhancements. The Trustees concluded that the current fee structure was reasonable in light of the Fee Caps that the Adviser has in place that serve to limit the overall net expense ratios of the Fund at a competitive level. The Trustees concluded that the Fund’s shareholders received the benefits of potential economies of scale through the Fee Caps and the Adviser’s reinvestment in its operations to serve the Fund and its shareholders.

Investment Performance

The Trustees considered the Fund’s investment strategy and process, portfolio management team and competitive positioning against identified peer funds, and concluded that the prospects for competitive future performance were acceptable.

Advisory Fees and Expense Ratios

The Trustees considered the contractual advisory fee rate and administration fee rate that will be paid by the Fund to the Adviser and compared the combined rate to the information prepared by Broadridge, using data from Lipper Inc., independent providers of investment company data (together, “Broadridge/Lipper”) concerning management fee rates paid by other funds in the same Broadridge/Lipper category as the Fund. The Trustees recognized that Broadridge/Lipper reported the Fund’s management fee rate as the combined contractual advisory fee and administration fee rates. The Trustees also reviewed information about other projected expenses and the expense ratios for the Fund. The Trustees considered the projected Fee Caps proposed for the Fund, and the net advisory fee rate after taking into account any projected waivers and/or reimbursements. The Trustees recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds.

The Trustees noted that the Fund’s estimated net advisory fees and total expenses, which were considered on a class-by-class basis, were in line with identified peer funds. After considering all of the factors identified above, in light of the information, the Trustees concluded that the advisory fees were satisfactory.

FEBRUARY 28, 2019	J.P. MORGAN MONEY MARKET FUNDS	155

TAX LETTER

(Unaudited)

Certain tax information for the J.P. Morgan Funds is required to be provided to shareholders based upon the Funds’ income and distributions for the taxable year ended February 28, 2019. The information and distributions reported in this letter may differ from the information and taxable distributions reported to the shareholders for the calendar year ending December 31, 2019. The information necessary to complete your income tax returns for the calendar year ending December 31, 2019 will be provided under separate cover.

Long Term Capital Gain

Each fund listed below distributed the following amount, or maximum allowable amount, of long-term capital gain dividends for the fiscal year ended February 28, 2019 (amounts in thousands):

Long-Term Capital Gain Distribution
Tax Free Money Market Fund	$327
Municipal Money Market Fund	206

Qualified Interest Income (QII) and Short Term Capital Gain

Each fund listed below paid the following amount, or maximum allowable amount, of ordinary distributions treated as qualified interest income and short-term capital gains for the fiscal year ended February 28, 2019 (amounts in thousands):

	Qualified Interest Income	Short-Term Gain
JPMorgan Prime Money Market Fund	$533,803	$115
JPMorgan Liquid Assets Money Market Fund	39,102	5
JPMorgan U.S. Government Money Market Fund	2,578,970	—
JPMorgan U.S. Treasury Plus Money Market Fund	506,910	—
JPMorgan Federal Money Market Fund	58,382	4
JPMorgan 100% U.S. Treasury Securities Money Market Fund	746,541	33

Tax-Exempt Income

Each fund listed below had the following amount, or maximum allowable amount, of dividends paid from investment income exempt from federal income tax for the fiscal year ended February 28, 2019 (amounts in thousands):

Exempt Distributions Paid
JPMorgan Institutional Tax Free Money Market Fund	$7,821
JPMorgan Tax Free Money Market Fund	196,266
JPMorgan Municipal Money Market Fund	33,595

Treasury Income

Each fund listed below had the following percentage, or maximum allowable percentage, of income earned from direct U.S. Treasury Obligations for the fiscal year ended February 28, 2019:

Income from U.S. Treasury Obligations
JPMorgan Prime Money Market Fund	0.7%
JPMorgan Securities Lending Money Market Fund	0.9
JPMorgan Liquid Assets Money Market Fund	0.5
JPMorgan U.S. Government Money Market Fund	15.2
JPMorgan U.S. Treasury Plus Money Market Fund	36.3
JPMorgan Federal Money Market Fund	24.3
JPMorgan 100% U.S. Treasury Securities Money Market Fund	97.7

156	J.P. MORGAN MONEY MARKET FUNDS	FEBRUARY 28, 2018

Rev. January 2011

FACTS	WHAT DOES J.P. MORGAN FUNDS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

◾  Social Security number and account balances

◾  transaction history and account transactions

◾  checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons J.P. Morgan Funds chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does J.P. Morgan Funds share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes — information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes — information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 1-800-480-4111 or go to www.jpmorganfunds.com

Who we are
Who is providing this notice?	J.P. Morgan Funds

What we do
How does J.P. Morgan Funds protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. We authorize our employees to access your information only when they need it to do their work and we require companies that work for us to protect your information.
How does J.P. Morgan Funds collect my personal information?

We collect your personal information, for example, when you:

◾  open an account or provide contact information

◾  give us your account information or pay us by check

◾  make a wire transfer

We also collect your personal information from others, such as credit bureaus, affiliates and other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

◾  sharing for affiliates’ everyday business purposes – information about your creditworthiness

◾  affiliates from using your information to market to you

◾  sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ◾ J.P. Morgan Funds does not share with our affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ◾ J.P. Morgan Funds does not share with nonaffiliates so they can market to you.
Joint Marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ◾ J.P. Morgan Funds doesn’t jointly market.

J.P. Morgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

Contact JPMorgan Distribution Services, Inc. at 1-800-480-4111 (retail investors) or 1-800-766-7722 (institutional investors) for a fund prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

Investors may obtain information about the Securities Investor Protection Corporation (SIPC), including the SIPC brochure, by visiting www.sipc.org or by calling SIPC at 202-371-8300.

Each Fund files a complete schedule of its fund holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at http://www.sec.gov. Shareholders may request the Form N-Q without charge by calling 1-800-480-4111 (retail investors) or 1-800-766-7722 (institutional investors) or by visiting the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

A description of each Fund’s policies and procedures with respect to the disclosure of each Fund’s holdings is available in the prospectuses and Statement of Additional Information.

A copy of proxy policies and procedures is available without charge upon request by calling 1-800-480-4111 (retail investors) or 1-800-766-7722 (institutional investors) and on the Funds’ website at www.jpmorganfunds.com. A description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Funds to the Adviser. A copy of the Funds’ voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Funds’ website at www.jpmorganfunds.com no later than August 31 of each year. The Funds’ proxy voting record will include, among other things, a brief description of the matter voted on for each fund security, and will state how each vote was cast, for example, for or against the proposal.

J.P. Morgan Asset Management is the marketing name for the asset management businesses of JPMorgan Chase & Co. Those businesses include, but are not limited to, J.P. Morgan Investment Management Inc., Security Capital Research & Management Incorporated and J.P. Morgan Alternative Asset Management, Inc.

© JPMorgan Chase & Co., 2019. All rights reserved. February 2019.	AN-MMKT-219

Annual Report

J.P. Morgan Income Funds

February 28, 2019

JPMorgan Core Bond Fund

JPMorgan Core Plus Bond Fund

JPMorgan Government Bond Fund

JPMorgan High Yield Fund

JPMorgan Income Fund

JPMorgan Inflation Managed Bond Fund

JPMorgan Limited Duration Bond Fund

JPMorgan Mortgage-Backed Securities Fund

JPMorgan Short Duration Bond Fund

JPMorgan Short Duration Core Plus Fund

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Funds’ annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Funds’ website www.jpmorganfunds.com and you will be notified by mail each time a report is posted and provided with a website to access the report. If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action.

You may elect to receive shareholder reports and other communications from the Funds electronically anytime by contacting your financial intermediary (such as a broker dealer, bank, or retirement plan) or, if you are a direct investor, by going to www.jpmorganfunds.com/edelivery.

You may elect to receive paper copies of all future reports free of charge. Contact your financial intermediary or, if you invest directly with the Funds, email us at funds.website.support@jpmorganfunds.com or call 1-800-480-4111. Your election to receive paper reports will apply to all funds held within your account(s).

Investments in a Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when a Fund’s share price is lower than when you invested.

Past performance is no guarantee of future performance. The general market views expressed in this report are opinions based on market and other conditions through the end of the reporting period and are subject to change without notice. These views are not intended to predict the future performance of a Fund or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of any Fund.

Prospective investors should refer to the Funds’ prospectuses for a discussion of the Funds’ investment objectives, strategies and risks. Call J.P. Morgan Funds Service Center at 1-800-480-4111 for a prospectus containing more complete information about a Fund, including management fees and other expenses. Please read it carefully before investing.

CEO’S LETTER

April 9, 2019 (Unaudited)

Dear Shareholders,

While the U.S. economy outpaced most other developed economies throughout 2018 and into early 2019, decelerating global growth prompted the U.S. Federal Reserve and certain other leading central banks to adopt a more neutral policy stance to support economic growth.

“In early 2019, prices for equity, debt securities and government bonds generally rose amid investor expectations for favorable central bank policies and optimism over a potential resolution to the trade dispute between the U.S. and China.” — George C.W. Gatch

Despite a sharp sell-off in financial markets in the fourth quarter of 2018, U.S. equity and bond markets generally recorded a positive performance for the twelve months ended February 28, 2019. For most of the reporting period, U.S. equity and bond prices were supported by record high corporate profits and a surging domestic economy.

Growth in U.S. gross domestic product (GDP) swelled to 4.2% in the second quarter of 2018, then cooled to 3.4% and 2.2% in the third and fourth quarters, respectively. The unemployment rate in the U.S. remained at historic lows, ranging between 4.0% and 3.7% for the reporting period and ending at 3.8% in February 2019. Corporate earnings generally outperformed analysts’ expectations for most of the reporting period but investors and economists expected that trend to recede due to slowing global demand and the fading effects of federal tax cuts enacted at the end of 2017.

Meanwhile, investor uncertainty rose in late 2018 amid unresolved U.S.-China trade tensions, rising interest rates and a political impasse that led to the shutdown of large parts of the U.S. federal government. Equity prices plummeted in December sending the S&P 500 Index to its worst monthly performance since 1931. However, a budget agreement re-opened federal operations in January and the Fed responded to slowing growth by adopting a “patient” approach toward further interest rate increases. Financial markets quickly rebounded, with domestic equity prices generally returning to positive territory for the reporting period and bond prices generally rising.

Among other leading economies, manufacturing and export sectors slumped in the 19-nation Eurozone, as well as in South Korea and Taiwan, amid softening demand from China and the impact of reciprocal trade tariffs between the U.S. and leading trading partners. In response to stalling growth, the European Central Bank offered a new round of low-cost loans to banks and indicated it would not raise interest rates through the end of 2019. Meanwhile, Chinese authorities moved to counter slowing domestic growth via tax cuts, infrastructure spending and increased bank lending. By the end of the period, U.S. and Chinese negotiators were working to resolve their trade dispute.

Notably, emerging market debt largely outperformed both equity and other bond markets in the second half of the reporting period. A decline in interest rates at the end of the period and investor expectations for improvement in trade tensions combined to generally bolster both sovereign and corporate bonds in emerging markets. In the U.S., equity market volatility increased in the second half of the reporting period and bond markets, which had lackluster performance for the first half of the reporting period, generally outperformed equity markets in the latter six months.

In early 2019, prices for equity, debt securities and government bonds generally rose amid investor expectations for favorable central bank policies and optimism over a potential resolution to the trade dispute between the U.S. and China. A pause in monetary tightening and a reduction in reciprocal trade tariffs could continue to support financial markets and global economic activity. The International Monetary Fund (IMF) and the Organization for Economic Cooperation and Development (OECD) have forecast 3.3% growth in global GDP for 2019, but the OECD has also warned of weakening economic prospects in the 20 largest economies, particularly in China, Eurozone countries and the U.K. The organization has cited “vulnerabilities” from slowing trade and manufacturing, as well as acute geo-political risks. The U.S. economy is forecast by IMF to grow by about 2.3% in 2019, slower than the previous year but still positive and on track to achieve its longest period of economic expansion on record.

We believe those investors who remain fully invested for the long term in a well-diversified portfolio may continue to benefit from available market opportunities. We look forward to managing your investment needs for years to come. Should you have any questions, please visit www.jpmorganfunds.com or contact the J.P. Morgan Funds Service Center at 1-800-480-4111.

Sincerely yours,

George C.W. Gatch

CEO, Global Funds Management

J.P. Morgan Asset Management

FEBRUARY 28, 2019	J.P. MORGAN INCOME FUNDS	1

J.P. Morgan Income Funds

MARKET OVERVIEW

TWELVE MONTHS ENDED FEBRUARY 28, 2019 (Unaudited)

The performance of U.S. bond markets continued to lag behind gains in U.S. equity for most of the reporting period. Equity prices were generally supported by record corporate profits, low interest rates and the continued expansion of the U.S. economy. Conversely, investor expectations for accelerating inflation and future increases in interest rates weighed down prices for corporate debt and U.S. Treasury bonds for most of the reporting period.

Notably, investors sold off both equity and bonds in the fourth quarter of 2018 amid concerns about U.S.-China trade tensions, slowing economic growth in China and Europe and a political impasse in Washington, D.C. that led to the partial shutdown of the federal government.

However, prices for both equity and bonds rebounded somewhat in the first two months of 2019. A budget agreement re-opened federal government operations in January, and the U.S. Federal Reserve (the “Fed”) said it would take a “patient” approach toward future interest rate increases. At the same time, inflation remained below the Fed’s target level despite a tightening job market and emerging signs of wage growth in the U.S.

Overall, high yield bonds (also known as “junk bonds”) outperformed both investment grade corporate debt and U.S. Treasury bonds during the reporting period. For the twelve months ended February 28, 2019, the Bloomberg Barclays U.S. Aggregate Bond Index returned 3.17% and the Bloomberg Barclays High Yield Corporate Index returned 4.31%.

2	J.P. MORGAN INCOME FUNDS	FEBRUARY 28, 2019

JPMorgan Core Bond Fund

FUND COMMENTARY

TWELVE MONTHS ENDED FEBRUARY 28, 2019 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class I Shares)*	2.97%
Bloomberg Barclays U.S. Aggregate Bond Index	3.17%

Net Assets as of 2/28/2019 (In Thousands)	$29,551,322
Duration as of 2/28/2019	5.8 years

INVESTMENT OBJECTIVE**

The JPMorgan Core Bond Fund (the “Fund”) seeks to maximize total return by investing primarily in a diversified portfolio of intermediate- and long-term debt securities.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

For the twelve months ended February 28, 2019, the Fund’s Class I Shares underperformed the Bloomberg Barclays U.S. Aggregate Bond Index (the “Benchmark”).

Relative to the Benchmark, the Fund’s security selection in agency mortgage pass-through securities was a leading detractor from performance during the reporting period. The Fund’s security selection in corporate bonds also modestly detracted from relative performance.

The Fund’s allocation to asset-backed securities, non-agency mortgage-backed securities and commercial mortgage-backed securities were leading contributors to relative performance amid investor demand for asset classes with relatively attractive yields. The Fund’s overweight position in the middle portion of the yield curve also contributed to relative performance as interest rates fell in the intermediate and longer portions of the yield curve. The yield curve shows the relationship between yields and maturity dates for a set of similar bonds at a given point in time.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers continued to focus on security selection and relative value, which seeks to exploit pricing dis-

crepancies between individual securities or market sectors. The portfolio managers used bottom-up fundamental research to construct, in their view, a portfolio of undervalued fixed income securities. At the end of the reporting period, the Fund was underweight in U.S. Treasury securities and overweight in commercial mortgage-backed securities and asset-backed securities, relative to the Benchmark.

PORTFOLIO COMPOSITION***
U.S. Treasury Obligations	28.9%
Corporate Bonds	22.5
Mortgage-Backed Securities	15.2
Asset-Backed Securities	12.4
Collateralized Mortgage Obligations	8.7
Commercial Mortgage-Backed Securities	7.5
U.S. Government Agency Securities	2.1
Others (each less than 1.0%)	1.7
Short-Term Investments	1.0

*	The return shown is based on the net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of February 28, 2019. The Fund’s portfolio composition is subject to change.

FEBRUARY 28, 2019	J.P. MORGAN INCOME FUNDS	3

JPMorgan Core Bond Fund

FUND COMMENTARY

TWELVE MONTHS ENDED FEBRUARY 28, 2019 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF FEBRUARY 28, 2019

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	May 1, 1992
With Sales Charge*		(1.13)%	1.24%	3.41%
Without Sales Charge		2.71	2.01	3.80
CLASS C SHARES	March 22, 1999
With CDSC**		0.98	1.36	3.13
Without CDSC		1.98	1.36	3.13
CLASS I SHARES	June 1, 1991	2.97	2.22	3.99
CLASS R2 SHARES	November 3, 2008	2.27	1.72	3.53
CLASS R3 SHARES	September 9, 2016	2.63	1.89	3.69
CLASS R4 SHARES	September 9, 2016	2.78	2.13	3.94
CLASS R5 SHARES	May 15, 2006	2.94	2.31	4.11
CLASS R6 SHARES	February 22, 2005	3.03	2.39	4.19

*	Sales Charge for Class A Shares is 3.75%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (2/28/09 TO 2/28/19)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns shown for Class R3 and Class R4 Shares prior to their inception are based on the performance of Class I Shares, the original class offered. With respect to Class R3 and Class R4 Shares, prior Class performance has been adjusted to reflect the differences in expenses between classes.

The graph illustrates comparative performance for $1,000,000 invested in Class I Shares of the JPMorgan Core Bond Fund, the Bloomberg Barclays U.S. Aggregate Bond Index and the Lipper Core Bond Funds Index from February 28, 2009 to February 28, 2019. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the Bloomberg Barclays U.S. Aggregate Bond Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The performance of the Lipper Core Bond Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to expenses incurred by the Fund. The Bloomberg Barclays U.S. Aggregate Bond Index is an unmanaged index that represents securities that are SEC-registered, taxable, and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. The Lipper Core Bond Funds Index is an index based on total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Class I Shares have a $1,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

4	J.P. MORGAN INCOME FUNDS	FEBRUARY 28, 2019

JPMorgan Core Plus Bond Fund

FUND COMMENTARY

TWELVE MONTHS ENDED FEBRUARY 28, 2019 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class I Shares)*	3.30%
Bloomberg Barclays U.S. Aggregate Bond Index	3.17%

Net Assets as of 2/28/2019 (In Thousands)	$14,021,758
Duration as of 2/28/2019	5.8 years

INVESTMENT OBJECTIVE**

The JPMorgan Core Plus Bond Fund (the “Fund”) seeks a high level of current income by investing primarily in a diversified portfolio of high-, medium- and low-grade debt securities.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

For the twelve months ended February 28, 2019, the Fund’s Class I Shares outperformed the Bloomberg Barclays U.S. Aggregate Bond Index (the “Benchmark”).

The Fund’s out-of-Benchmark allocation to high yield corporate bonds (also known as “junk bonds”) was a leading contributor to performance relative to the Benchmark. The Fund’s overweight positions and security selection in shorter duration securitized credit sectors, including asset-backed securities, commercial mortgage-backed securities and non-agency mortgage-backed securities also made a positive contribution to relative performance.

The Fund’s security selection within the agency mortgage-backed securities sector detracted from performance relative to the Benchmark.

HOW WAS THE FUND POSITIONED?

The Fund continued to focus on security selection and relative value, which seeks to take advantage of pricing discrepancies between individual securities or market sectors. The Fund’s portfolio managers used bottom-up research to construct, in their view, a portfolio of undervalued fixed income securities. The managers employ a macro-economic analysis to determine asset allocation and positioning on the yield curve. The yield curve shows the relationship between yields and maturity dates for a set of similar bonds at a given point in time.

During the reporting period, the Fund’s managers decreased the Fund’s overall duration to 5.79 years at February 28, 2019 from 6.01 years at February 28, 2018.

PORTFOLIO COMPOSITION***
Corporate Bonds	28.9%
Asset-Backed Securities	17.5
Mortgage-Backed Securities	15.9
U.S. Treasury Obligations	14.3
Commercial Mortgage-Backed Securities	10.3
Collateralized Mortgage Obligations	4.6
U.S. Government Agency Securities	2.0
Foreign Government Securities	1.7
Investment of cash collateral from securities loaned	1.6
Others (each less than 1.0%)	0.4
Short-Term Investments	2.8

*	The return shown is based on the net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of February 28, 2019. The Fund’s portfolio composition is subject to change.

FEBRUARY 28, 2019	J.P. MORGAN INCOME FUNDS	5

JPMorgan Core Plus Bond Fund

FUND COMMENTARY

TWELVE MONTHS ENDED FEBRUARY 28, 2019 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF FEBRUARY 28, 2019

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	March 5, 1993
With Sales Charge*		(0.92)%	1.71%	4.92%
Without Sales Charge		3.00	2.49	5.31
CLASS C SHARES	May 30, 2000
With CDSC**		1.31	1.82	4.64
Without CDSC		2.31	1.82	4.64
CLASS I SHARES	March 5, 1993	3.30	2.70	5.50
CLASS L SHARES	June 19, 2009	3.26	2.75	5.60
CLASS R2 SHARES	November 3, 2008	2.59	2.07	4.90
CLASS R3 SHARES	September 9, 2016	2.85	2.32	5.17
CLASS R4 SHARES	September 9, 2016	2.99	2.56	5.42
CLASS R5 SHARES	September 9, 2016	3.27	2.69	5.49
CLASS R6 SHARES	February 22, 2005	3.23	2.83	5.69

*	Sales Charge for Class A Shares is 3.75%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (2/28//09 TO 2/28/19)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns shown for Class L, Class R3, Class R4 and Class R5 Shares prior to their inception are based on the performance of Class I Shares, the original class offered. With respect to Class R3, Class R4 and Class R5 Shares, prior Class performance has been adjusted to reflect the differences in expenses between classes. Class L and Class I Shares would have substantially similar performance and the performance would differ only to the extent that the classes have different expenses.

The graph illustrates comparative performance for $1,000,000 invested in Class I Shares of the JPMorgan Core Plus Bond Fund, the Bloomberg Barclays U.S. Aggregate Bond Index and the Lipper Core Plus Bond Funds Index from February 28, 2009 to February 28, 2019. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the Bloomberg Barclays U.S. Aggregate Bond Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The performance of the Lipper Core Plus Bond Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to expenses incurred by the Fund. Bloomberg Barclays U.S. Aggregate Bond Index is an unmanaged index that represents securities that are SEC-registered, taxable, and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. The Lipper Core Plus Bond Funds Index is an index based on total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Class I Shares have a $1,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

6	J.P. MORGAN INCOME FUNDS	FEBRUARY 28, 2019

JPMorgan Government Bond Fund

FUND COMMENTARY

TWELVE MONTHS ENDED FEBRUARY 28, 2019 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class I Shares)*	3.09%
Bloomberg Barclays U.S. Government Bond Index	3.21%

Net Assets as of 2/28/2019 (In Thousands)	$1,713,644
Duration as of 2/28/2019	5.4 years

INVESTMENT OBJECTIVE**

The JPMorgan Government Bond Fund (the “Fund”) seeks a high level of current income with liquidity and safety of principal.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

For the twelve months ended February 28, 2019, the Fund’s Class I Shares underperformed the Bloomberg Barclays U.S. Government Bond Index (“Benchmark”).

Relative to the Benchmark, the Fund’s allocation to U.S. Treasury Inflation-Protected Securities (“TIPS”) detracted from performance as inflation expectations among investors receded during the reporting period.

The Fund’s allocation to agency mortgage-backed securities was a leading contributor to relative performance amid investor demand for asset classes with attractive yields. The Fund’s overweight position in the 10-year portion of the yield curve also contributed to relative performance as interest rates fell in the intermediate and longer portions of the yield curve. The yield curve shows the relationship between yields and maturity dates for a set of similar bonds at a given point in time.

HOW WAS THE FUND POSITIONED?

While the overall duration of the Benchmark increased as the U.S. government issued more long-dated Treasury bonds, the

Fund’s portfolio managers aimed to keep the duration of the Fund within a range of 5.00 to 5.50 years. The portfolio managers also increased the Fund’s allocation to agency commercial mortgage-backed securities to 14.6% at the end of the reporting period from 12.8% at February 28, 2018. The portfolio managers focused on security selection, using bottom-up fundamental research to construct, in their view, a portfolio of undervalued fixed income securities.

PORTFOLIO COMPOSITION***
U.S. Treasury Obligations	26.3%
Collateralized Mortgage Obligations	24.1
Mortgage-Backed Securities	16.2
U.S. Government Agency Securities	14.4
Commercial Mortgage-Backed Securities	8.8
Foreign Government Security	0.4
Short-Term Investments	9.8

*	The return shown is based on the net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of February 28, 2019. The Fund’s portfolio composition is subject to change.

FEBRUARY 28, 2019	J.P. MORGAN INCOME FUNDS	7

JPMorgan Government Bond Fund

FUND COMMENTARY

TWELVE MONTHS ENDED FEBRUARY 28, 2019 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF FEBRUARY 28, 2019

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	March 5, 1993
With Sales Charge*		(1.14)%	0.83%	2.55%
Without Sales Charge		2.71	1.60	2.94
CLASS C SHARES	March 22, 1999
With CDSC**		1.09	0.93	2.22
Without CDSC		2.09	0.93	2.22
CLASS I SHARES	February 8, 1993	3.09	1.89	3.21
CLASS R2 SHARES	November 3, 2008	2.36	1.32	2.66
CLASS R3 SHARES	September 9, 2016	2.62	1.52	2.84
CLASS R4 SHARES	September 9, 2016	2.88	1.74	3.08
CLASS R6 SHARES	August 1, 2016	3.12	1.93	3.24

*	Sales Charge for Class A Shares is 3.75%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (2/28/09 TO 2/28/19)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns shown for Class R3, Class R4 and Class R6 Shares prior to their inception are based on the performance of Class I Shares, the original class offered. Prior performance of Class R3, Class R4 and Class R6 Shares have been adjusted to reflect the differences in expenses between classes.

The graph illustrates comparative performance for $1,000,000 invested in Class I Shares of the JPMorgan Government Bond Fund, the Bloomberg Barclays U.S. Government Bond Index and the Lipper General U.S. Government Funds Index from February 28, 2009 to February 28, 2019. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the Bloomberg Barclays U.S. Government Bond Index does not include expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The performance of the Lipper General U.S. Government Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to expenses incurred by the Fund. The Bloomberg Barclays U.S. Government Bond Index is an unmanaged index composed of securities issued by the U.S. Government. The Lipper General U.S. Government Funds Index is an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Class I Shares have a $1,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

8	J.P. MORGAN INCOME FUNDS	FEBRUARY 28, 2019

JPMorgan High Yield Fund

FUND COMMENTARY

TWELVE MONTHS ENDED FEBRUARY 28, 2019 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class I Shares)*	3.86%
Bloomberg Barclays U.S. Corporate High Yield — 2% Issuer Capped Index	4.31%

Net Assets as of 2/28/2019 (In Thousands)	$8,559,459
Duration as of 2/28/2019	3.6 years

INVESTMENT OBJECTIVE**

The JPMorgan High Yield Fund (the “Fund”) seeks a high level of current income by investing primarily in a diversified portfolio of debt securities which are rated below investment grade or unrated. Capital appreciation is a secondary objective.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

For the twelve months ended February 28, 2019, the Fund’s Class I Shares underperformed the Bloomberg Barclays U.S. Corporate High Yield — 2% Issuer Capped Index (the “Benchmark”). During the reporting period, high yield bonds (also known as “junk bonds”) generally outperformed other sectors of the bond market, and lower rated bonds generally outperformed higher rated bonds.

Relative to the Benchmark, the Fund’s security selection in the energy and technology sectors was a leading detractor from performance. The Fund’s out-of-Benchmark position in bonds rated single-A and its underweight position in BB rated bonds also detracted from relative performance for the reporting period.

The Fund’s overweight position in the consumer non-cyclical sector and its security selection in the consumer cyclical sector were leading contributors to relative performance. The Fund’s overweight position in bonds rated BBB and its security selection in bonds rated CCC also made a positive contribution to relative performance.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers sought to take specific, targeted credit risks based on the portfolio managers’ analysis of favorable risk/reward opportunities, while continuing to build a core of improving below investment grade investments. The portfolio managers positioned the portfolio more aggressively during the twelve month period in response to strong fundamentals across most issuers and sectors.

PORTFOLIO COMPOSITION***
Corporate Bonds	88.3%
Loan Assignments	5.7
Others (each less than 1.0%)	1.3
Short-Term Investments	4.7

*	The return shown is based on the net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of February 28, 2019. The Fund’s portfolio composition is subject to change.

FEBRUARY 28, 2019	J.P. MORGAN INCOME FUNDS	9

JPMorgan High Yield Fund

FUND COMMENTARY

TWELVE MONTHS ENDED FEBRUARY 28, 2019 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF FEBRUARY 28, 2019
	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	November 13, 1998
With Sales Charge*		(0.21)%	2.70%	9.10%
Without Sales Charge		3.62	3.47	9.52
CLASS C SHARES	March 22, 1999
With CDSC**		1.95	2.91	8.91
Without CDSC		2.95	2.91	8.91
CLASS I SHARES	November 13, 1998	3.86	3.69	9.78
CLASS R2 SHARES	November 3, 2008	3.27	3.14	9.20
CLASS R3 SHARES	August 21, 2017	3.51	3.36	9.49
CLASS R4 SHARES	August 21, 2017	3.77	3.62	9.74
CLASS R5 SHARES	May 15, 2006	3.91	3.75	9.84
CLASS R6 SHARES	February 22, 2005	4.02	3.83	9.89

*	Sales Charge for Class A Shares is 3.75%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (2/28/09 TO 2/28/19)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111. Effective September 14, 2009, some of the Fund’s investment strategies changed. The Fund’s past performance would have been different if the Fund was managed using the current strategies.

Returns shown for Class R3 and Class R4 Shares prior to its inception are based on the performance of Class I Shares, the original class offered. With respect to Class R3 and Class R4 Shares, prior Class performance has been adjusted to reflect the differences in expenses between classes.

The graph illustrates comparative performance for $1,000,000 invested in Class I Shares of the JPMorgan High Yield Fund, the Bloomberg Barclays U.S. Corporate High Yield — 2% Issuer Capped Index and the Lipper High Yield Bond Index from February 28, 2009 to February 28, 2019. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the Bloomberg Barclays U.S. Corporate High Yield — 2% Issuer Capped Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The performance of the Lipper High Yield Bond Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to expenses incurred by the Fund. The Bloomberg Barclays U.S. Corporate High Yield — 2% Issuer Capped Index is an unmanaged index comprised of fixed rate, non-investment grade debt securities that are dollar denominated and non-convertible. The index limits the maximum exposure to any one issuer to 2%. The Lipper High Yield Bond Index is an index based on total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Class I Shares have a $1,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

10	J.P. MORGAN INCOME FUNDS	FEBRUARY 28, 2019

JPMorgan Income Fund

FUND COMMENTARY

TWELVE MONTHS ENDED FEBRUARY 28, 2019 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class I Shares)* . . . . . . . . . . . . . . . . . . . .	4.91%
Bloomberg Barclays U.S. Aggregate Bond Index. . . . .	3.17%

Net Assets as of 2/28/2019 (In Thousands) . . . . . . . . . .	$551,510
Duration as of 2/28/2019. . . . . . . . . . . . . . . . . . . . . . . . .	4.5 years

INVESTMENT OBJECTIVE**

The JPMorgan Income Fund (the “Fund”) seeks to provide income with a secondary objective of capital appreciation.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund is flexible in its ability to invest in a wide variety of debt securities and financial instruments of any maturity and is not managed to an index. This allows the Fund to shift its allocations based on changing market conditions. For the twelve months ended February 28, 2019, the Fund outperformed the Bloomberg Barclays U.S. Aggregate Bond Index (the “Index”).

Relative to the Index, the Fund’s allocations to high yield bonds (also known as “junk bonds”), which were not held in the Index, and its allocations to asset-backed securities, commercial mortgage-backed securities and non-agency mortgage-backed securities helped performance. The Fund’s duration positioning was shorter than that of the Index during the first half of the reporting period, which also contributed to relative performance as interest rates rose. Duration measures the price sensitivity of a portfolio of bonds to relative changes in interest rates. Generally, bonds with shorter duration will experience a smaller price decline when interest rates rise.

The Fund’s underweight position in investment grade corporate debt was the leading detractor from performance relative to the Index.

During the reporting period, the Fund’s Class I Shares distributed approximately $0.041 per share each month.

HOW WAS THE FUND POSITIONED?

During the reporting period, the Fund invested opportunistically among multiple debt markets and sectors that the portfolio managers believed had a high potential to produce income. The Fund’s managers sought to manage risk through exposure to debt markets that they believed had low correlations to each other. During the reporting period, the Fund’s managers increased their allocation to asset-backed securities. The managers decreased the Fund’s exposure to emerging markets debt. The Fund’s overall duration increased to 4.48 years at February 28, 2019 from 3.76 years at February 28, 2018.

PORTFOLIO COMPOSITION***
Corporate Bonds	36.1%
Asset-Backed Securities	28.5
Collateralized Mortgage Obligations	13.8
Commercial Mortgage-Backed Securities	10.4
Foreign Government Securities	4.9
Investment of cash collateral from securities loaned	2.1
U.S. Treasury Obligations	1.0
Others (each less than 1.0%)	1.1
Short-Term Investments	2.1

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of February 28, 2019. The Fund’s portfolio composition is subject to change.

FEBRUARY 28, 2019	J.P. MORGAN INCOME FUNDS	11

JPMorgan Income Fund

FUND COMMENTARY

TWELVE MONTHS ENDED FEBRUARY 28, 2019 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF FEBRUARY 28, 2019

	INCEPTION DATE OF CLASS	1 YEAR	SINCE INCEPTION
CLASS A SHARES	June 2, 2014
With Sales Charge*		0.76%	2.85%
Without Sales Charge		4.63	3.69
CLASS C SHARES	June 2, 2014
With CDSC**		3.05	3.11
Without CDSC		4.05	3.11
CLASS I SHARES	June 2, 2014	4.91	3.91
CLASS R6 SHARES	June 2, 2014	4.92	3.98

*	Sales Charge for Class A Shares is 3.75%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (6/2/14 TO 2/28/19)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on June 2, 2014.

The graph illustrates comparative performance for $1,000,000 invested in Class I Shares of JPMorgan Income Fund, the Bloomberg Barclays U.S. Aggregate Bond Index and the Lipper Multi-Sector Income Funds Index from June 2, 2014 to February 28, 2019. The performance of the Lipper Multi-Sector Income Funds Index reflects an initial investment at the end of the month closest to the Fund’s inception. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the Bloomberg Barclays U.S. Aggregate Bond Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The performance of the Lipper Multi-Sector Income Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The Bloomberg Barclays U.S. Aggregate Bond Index is an unmanaged index that represents securities that are SEC-registered, taxable and dollar denominated. The Index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. The Lipper Multi-Sector Income Funds Index represents the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Class I Shares have a $1,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

International investing involves a greater degree of risk and increased volatility. Changes in currency exchange rates and differences in accounting and taxation policies outside the United States can raise or lower returns. Also, some overseas markets may not be as politically and economically stable as the United States and other nations.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

12	J.P. MORGAN INCOME FUNDS	FEBRUARY 28, 2019

JPMorgan Inflation Managed Bond Fund

FUND COMMENTARY

TWELVE MONTHS ENDED FEBRUARY 28, 2019 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class I Shares)*	1.28%
Bloomberg Barclays 1-10 Year U.S. TIPS Index	2.20%
Bloomberg Barclays U.S. Intermediate Aggregate Bond Index	3.36%
Inflation Managed Bond Composite Benchmark[1]	1.90%

Net Assets as of 2/28/2019 (In Thousands)	$1,104,129
Duration as of 2/28/2019	3.4 years

INVESTMENT OBJECTIVE**

The JPMorgan Inflation Managed Bond Fund (the “Fund”) seeks to maximize inflation protected total return.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

For the twelve months ended February 28, 2019, the Fund’s Class I Shares underperformed the Bloomberg Barclays 1-10 Year U.S. TIPS (Treasury Inflation Protected Securities) Index (the “Index”), the Bloomberg Barclays U.S. Intermediate Bond Aggregate Index and the Inflation Managed Bond Composite Benchmark.

During the reporting period, U.S. inflation decelerated modestly amid falling energy prices. The Fund’s inflation hedge, which included CPI-U swaps and TIPS, detracted from absolute performance as inflation expectations declined during the reporting period.

Relative to the Index, the Fund’s shorter overall duration detracted from relative performance as interest rates fell. Duration measures the price sensitivity of a portfolio of bonds relative to changes in interest rates. Generally, bonds with shorter duration will experience a smaller increase in price when interest rates fall compared with bonds of longer duration.

The Fund’s out-of-Index allocation to asset-backed securities was the leading contributor to relative performance amid demand from investors seeking attractive yields and shorter duration.

HOW WAS THE FUND POSITIONED?

Among the Fund’s fixed income holdings, the Fund’s portfolio managers continued to focus on security selection and relative value, which seeks to exploit pricing discrepancies between individual securities or market sectors. The Fund’s portfolio managers used bottom-up fundamental research to construct, in their view, a portfolio of undervalued fixed income securities.

The Fund’s portfolio managers sought to protect the portfolio from inflation risk across maturities. Therefore, the yield curve positioning of the underlying core bonds was used as the general basis for the Fund’s inflation swap positioning. The yield curve shows the relationship between yields and maturity dates for a set of similar bonds at a given point in time.

The Fund’s portfolio managers manage the duration of the inflation protection versus the duration of the underlying bonds to protect the portfolio from actual, realized inflation, as well as from the loss of value that results from an increase in inflation expectations. The inflation protection was actively managed using CPU-I swaps and TIPS. Generally, the swaps were structured so that a counterparty agrees to pay the cumulative percentage change in the U.S. Consumer Price Index for All Urban Consumers over the duration of the swap. In turn, the Fund pays a compounded fixed rate. U.S. Treasury TIPS adjust the principal of the underlying bond so that it increases with inflation as measured by the U.S. Consumer Price Index of All Urban Consumers, and decreases with deflation. At maturity, a TIPS investor is paid either the adjusted or the original principal, whichever is greater.

PORTFOLIO COMPOSITION***
Corporate Bonds	32.9%
U.S. Treasury Obligations	20.0
Collateralized Mortgage Obligations	11.1
Mortgage-Backed Securities	10.7
Commercial Mortgage-Backed Securities	10.4
Asset-Backed Securities	8.3
U.S. Government Agency Securities	4 .3
Foreign Government Securities	0.3
Short-Term Investments	2.0

[1]

The Fund’s composite benchmark is determined by adding the performance return of the Bloomberg Barclays Intermediate Government/Credit Index and 80% of the Bloomberg Barclays Inflation Swap 5-year Zero Coupon Index.

*	The return shown is based on the net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of February 28, 2019. The Fund’s portfolio composition is subject to change.

FEBRUARY 28, 2019	J.P. MORGAN INCOME FUNDS	13

JPMorgan Inflation Managed Bond Fund

FUND COMMENTARY

TWELVE MONTHS ENDED FEBRUARY 28, 2019 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF FEBRUARY 28, 2019

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	SINCE INCEPTION
CLASS A SHARES	March 31, 2010
With Sales Charge*		(2.71)%	(0.01)%	1.42%
Without Sales Charge		1.13	0.76	1.85
CLASS C SHARES	March 31, 2010
With CDSC**		(0.62)	0.10	1.18
Without CDSC		0.38	0.10	1.18
CLASS I SHARES	March 31, 2010	1.28	0.91	2.00
CLASS R5 SHARES	March 31, 2010	1.33	0.96	2.06
CLASS R6 SHARES	November 30, 2010	1.41	1.04	2.11

*	Sales Charge for Class A Shares is 3.75%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (3/31/10 TO 2/28/19)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date, month-end performance information please call 1-800-480-4111.

The Fund commenced operations on March 31, 2010.

Returns for Class R6 Shares prior to its inception date are based on the performance of Class R5 Shares. The actual returns of Class R6 Shares would have been different than those shown because Class R6 Shares have different expenses than Class R5 Shares.

The graph illustrates comparative performance for $1,000,000 invested in Class I Shares of the JPMorgan Inflation Managed Bond Fund, the Bloomberg Barclays 1–10 Year U.S. TIPS Index, the Bloomberg Barclays U.S. Intermediate Aggregate Index, the Inflation Managed Bond Composite Benchmark and the Lipper Inflation-Protected Bond Funds Index from March 31, 2010 to February 28, 2019. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the Bloomberg Barclays 1–10 Year U.S. TIPS Index and the Bloomberg Barclays U.S. Intermediate Aggregate Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of securities included in the benchmarks, if applicable. The performance of the Lipper Inflation-Protected Bond Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The Bloomberg Barclays 1–10 Year U.S. TIPS Index represents the performance of intermediate (1–10 year) U.S. Treasury Inflation Protection Securities. The Bloomberg Barclays U.S. Intermediate Aggregate Index is an unmanaged index comprised of U.S. government, mortgage, corporate and asset-backed securities with maturities of one to 10 years. The Inflation Managed Bond Composite Benchmark is determined by adding the Bloomberg Barclays Intermediate Government/Credit Index and 80% of the Bloomberg Barclays Inflation Swap 5 Year Zero Coupon Index. The Lipper Inflation-Protected Bond Funds Index is an index based on total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Class I Shares have a $1,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

14	J.P. MORGAN INCOME FUNDS	FEBRUARY 28, 2019

JPMorgan Limited Duration Bond Fund

FUND COMMENTARY

TWELVE MONTHS ENDED FEBRUARY 28, 2019 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class I Shares)*	2.59%
Bloomberg Barclays 1–3 Year U.S. Government/Credit Bond Index	2.52%

Net Assets as of 2/28/2019 (In Thousands)	$1,107,688
Duration as of 2/28/2019	1.4 years

INVESTMENT OBJECTIVE**

The JPMorgan Limited Duration Bond Fund (the “Fund”) seeks a high level of current income consistent with low volatility of principal.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

For the twelve months ended February 28, 2019, the Fund’s Class I Shares outperformed the Bloomberg Barclays 1–3 Year U.S. Government/Credit Bond Index (the “Benchmark”). Interest rates generally rose for most of the reporting period and lower quality bonds outperformed higher quality bonds.

Relative to the Benchmark, the Fund’s shorter overall duration helped relative performance as interest rates rose in 2018. Duration measures the price sensitivity of a bond or a portfolio of bonds to relative changes in interest rates. Generally, bonds with shorter duration will experience a smaller decrease in price as interest rates rise, versus bonds with longer duration. The Fund’s out-of-Benchmark allocation to short duration structured credit securities, including asset-backed securities, commercial mortgage-backed securities and non-agency mortgage-backed securities, also contributed to relative performance.

The Fund’s underweight position in short duration corporate credit was leading detractor from relative performance. The Fund’s out-of-Benchmark allocation to agency mortgage-backed securities also detracted from relative performance.

HOW WAS THE FUND POSITIONED?

During the twelve month period, the Fund’s portfolio managers continued to focus on security selection, using bottom-up fundamental research to construct, in their view, a portfolio of undervalued fixed income securities. During the reporting period, the Fund’s overall duration increased to 1.41 years at February 28, 2019 from 1.21 years at February 28, 2018. The portfolio managers also believed short duration asset-backed securities and mortgage-backed securities had a better value than short duration corporate bonds.

PORTFOLIO COMPOSITION***
Collateralized Mortgage Obligations	41.4%
Asset-Backed Securities	28.8
Corporate Bonds	11.5
Commercial Mortgage-Backed Securities	7.0
Mortgage-Backed Securities	3.9
Short-Term Investments	7.4

*	The return shown is based on the net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of February 28, 2019. The Fund’s portfolio composition is subject to change.

FEBRUARY 28, 2019	J.P. MORGAN INCOME FUNDS	15

JPMorgan Limited Duration Bond Fund

FUND COMMENTARY

TWELVE MONTHS ENDED FEBRUARY 28, 2019 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF FEBRUARY 28, 2019

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	March 10, 1993
With Sales Charge*		0.03%	0.78%	3.82%
Without Sales Charge		2.34	1.24	4.06
CLASS C SHARES	November 1, 2001
With CDSC**		0.86	0.73	3.54
Without CDSC		1.86	0.73	3.54
CLASS I SHARES	February 2, 1993	2.59	1.48	4.32
CLASS R6 SHARES	February 22, 2005	2.79	1.68	4.53

*	Sales Charge for Class A Shares is 2.25%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (2/28/09 TO 2/28/19)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The graph illustrates comparative performance for $1,000,000 invested in Class I Shares of the JPMorgan Limited Duration Bond Fund, the Bloomberg Barclays 1–3 Year U.S. Government/Credit Bond Index and the Lipper Short-Intermediate Investment Grade Debt Funds Index from February 28, 2009 to February 28, 2019. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the Bloomberg Barclays 1–3 Year U.S. Government/Credit Bond Index does not reflect the deduction of expenses or sales charges associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The performance of the Lipper Short-Intermediate Investment Grade Debt Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to expenses incurred by the Fund. The Bloomberg Barclays 1–3 Year U.S. Government/Credit Bond Index is an unmanaged index of investment grade government and corporate bonds with maturities of one to three years. The Lipper Short-Intermediate Investment Grade Debt Funds Index is an index based on total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Class I Shares have a $1,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

16	J.P. MORGAN INCOME FUNDS	FEBRUARY 28, 2019

JPMorgan Mortgage-Backed Securities Fund

FUND COMMENTARY

TWELVE MONTHS ENDED FEBRUARY 28, 2019 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class I Shares)*	3.77%
Bloomberg Barclays U.S. MBS Index	3.58%

Net Assets as of 2/28/2019 (In Thousands)	$2,193,072
Duration as of 2/28/2019	4.3 years

INVESTMENT OBJECTIVE**

The JPMorgan Mortgage-Backed Securities Fund (the “Fund”) seeks to maximize total return by investing primarily in a diversified portfolio of debt securities backed by pools of residential and/or commercial mortgages.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

For the twelve months ended February 28, 2019, the Fund’s Class I Shares outperformed the Bloomberg Barclays U.S. MBS Index (the “Benchmark”).

Relative to the Benchmark, the Fund’s security selection in non-agency mortgage-backed securities, commercial mortgage-backed securities and mortgage-related asset-backed securities was a leading contributor to performance during the reporting period. The Fund’s overweight position in the 10-year portion of the yield curve also helped relative performance as that portion outperformed shorter and longer parts of the yield curve. The yield curve shows the relationship between yields and maturity dates for a set of similar bonds at a given point in time.

The Fund’s allocations to short-term money market securities and U.S. Treasury bonds, which were used for liquidity and duration positioning, detracted from relative performance. Duration measures the price sensitivity of a portfolio of bonds relative to changes in interest rates. Generally, bonds with shorter duration will experience a smaller increase or decrease in price when interest rates fall or rise relative to longer duration bonds. The Fund’s security selection in agency mortgage-backed pass-through securities also detracted from relative performance.

HOW WAS THE FUND POSITIONED?

The Fund continued to focus on security selection and relative value, which seeks to exploit pricing discrepancies between individual securities or market sectors. The Fund’s portfolio managers used bottom-up fundamental research to construct, in their view, a portfolio of undervalued fixed income securities.

PORTFOLIO COMPOSITION***
Mortgage-Backed Securities	47.3%
Collateralized Mortgage Obligations	20.4
Commercial Mortgage-Backed Securities	12.8
Asset-Backed Securities	11.4
U.S. Treasury Obligations	2.4
Short-Term Investments	5.7

*	The return shown is based on the net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of February 28, 2019. The Fund’s portfolio composition is subject to change.

FEBRUARY 28, 2019	J.P. MORGAN INCOME FUNDS	17

JPMorgan Mortgage-Backed Securities Fund

FUND COMMENTARY

TWELVE MONTHS ENDED FEBRUARY 28, 2019 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF FEBRUARY 28, 2019

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	August 18, 2000
With Sales Charge*		(0.39)%	1.58%	4.03%
Without Sales Charge		3.50	2.36	4.44
CLASS C SHARES	July 2, 2012
With CDSC**		1.91	1.85	3.92
Without CDSC		2.91	1.85	3.92
CLASS I SHARES	August 18, 2000	3.77	2.61	4.71
CLASS R6 SHARES	February 22, 2005	3.83	2.75	4.85

*	Sales Charge for Class A Shares is 3.75%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (2/28/09 TO 2/28/19)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns shown for Class C Shares prior to its inception are based on the performance of Class I Shares, the original class offered. Prior Class performance has been adjusted to reflect the differences in expenses between classes.

The graph illustrates comparative performance for $1,000,000 invested in Class I Shares of the JPMorgan Mortgage-Backed Securities Fund, the Bloomberg Barclays U.S. MBS Index and the Lipper U.S. Mortgage Funds Index from February 28, 2009 to February 28, 2019. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the Bloomberg Barclays U.S. MBS Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The performance of the Lipper U.S. Mortgage Funds

Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to expenses incurred by the Fund. The Bloomberg Barclays U.S. MBS Index covers the mortgage-backed pass-through securities of Ginnie Mae (GNMA), Fannie Mae (FNMA), and Freddie Mac (FHLMC). The index includes fixed-rate and hybrid adjustable rate mortgage (ARM) pass-through securities. The Lipper U.S. Mortgage Funds Index is an index based on total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Class I Shares have a $1,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

18	J.P. MORGAN INCOME FUNDS	FEBRUARY 28, 2019

JPMorgan Short Duration Bond Fund

FUND COMMENTARY

TWELVE MONTHS ENDED FEBRUARY 28, 2019 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class I Shares)*	2.24%
Bloomberg Barclays 1–3 Year U.S. Government/Credit Bond Index	2.52%

Net Assets as of 2/28/2019 (In Thousands)	$3,164,196
Duration as of 2/28/2019	1.8 years

INVESTMENT OBJECTIVE**

The JPMorgan Short Duration Bond Fund (the “Fund”) seeks current income consistent with preservation of capital through investment in high- and medium-grade fixed income securities.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

For the twelve months ended February 28, 2019, the Fund’s Class I Shares underperformed the Bloomberg Barclays 1–3 Year U.S. Government/Credit Bond Index (the “Benchmark”).

Relative to the Benchmark, the Fund’s underweight position in non-government bonds was a leading detractor from performance as so-called risk assets, including non-government bonds, generally outperformed U.S. Treasury bonds during the reporting period.

The Fund’s security selection in non-agency mortgage-backed securities, commercial mortgage-backed securities and asset-backed securities was a leading contributor to relative performance. The Fund’s allocation to bonds with maturities of three years or longer also helped relative performance as falling interest rates benefitted bonds with intermediate and longer maturities.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers continued to focus on security selection, using bottom-up fundamental research to construct what they believed to be a portfolio of undervalued fixed income securities. The Fund had an underweight position in U.S. Treasury bonds and held out-of-Benchmark allocations to mortgage-backed securities and asset-backed securities.

PORTFOLIO COMPOSITION***
Corporate Bonds	31.4%
U.S. Treasury Obligations	26.6
Asset-Backed Securities	23.4
Collateralized Mortgage Obligations	11.4
Mortgage-Backed Securities	4.7
U.S. Government Agency Securities	2.1
Others (each less than 1.0%)	0.2
Short-Term Investments	0.2

*	The return shown is based on the net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of February 28, 2019. The Fund’s portfolio composition is subject to change.

FEBRUARY 28, 2019	J.P. MORGAN INCOME FUNDS	19

JPMorgan Short Duration Bond Fund

FUND COMMENTARY

TWELVE MONTHS ENDED FEBRUARY 28, 2019 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF FEBRUARY 28, 2019

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	February 18, 1992
With Sales Charge*		(0.34)%	0.16%	1.09%
Without Sales Charge		1.99	0.62	1.31
CLASS C SHARES	November 1, 2001
With CDSC**		0.56	0.13	0.81
Without CDSC		1.56	0.13	0.81
CLASS I SHARES	September 4, 1990	2.24	0.89	1.57
CLASS R6 SHARES	February 22, 2005	2.60	1.15	1.83

*	Sales Charge for Class A Shares is 2.25%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (2/28/09 TO 2/28/19)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The graph illustrates comparative performance for $1,000,000 invested in Class I Shares of the JPMorgan Short Duration Bond Fund, the Bloomberg Barclays 1–3 Year U.S. Government/Credit Bond Index and the Lipper Short U.S. Government Funds Index from February 28, 2009 to February 28, 2019. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the Bloomberg Barclays 1–3 Year U.S. Government/Credit Bond Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The performance of the Lipper Short U.S. Government Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to expenses incurred by the Fund. The Bloomberg Barclays 1–3 Year U.S. Government/Credit Bond Index is an unmanaged index of investment grade government and corporate bonds with maturities of one to three years. The Lipper Short U.S. Government Funds Index is an index based on total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Class I Shares have a $1,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

20	J.P. MORGAN INCOME FUNDS	FEBRUARY 28, 2019

JPMorgan Short Duration Core Plus Fund

FUND COMMENTARY

TWELVE MONTHS ENDED FEBRUARY 28, 2019 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class I Shares)*	2.90%
Bloomberg Barclays 1-5 Year Government/Credit Index	2.84%

Net Assets as of 2/28/2019 (In Thousands)	$275,721
Duration as of 2/28/2019	2.5 years

INVESTMENT OBJECTIVE**

The JPMorgan Short Duration Core Plus Fund (the “Fund”) seeks total return, consistent with preservation of capital.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

For the twelve months ended February 28, 2019, the Fund outperformed the Bloomberg Barclays 1-5 Year Government/Credit Index (the “Benchmark”). During the reporting period, high yield bonds (also known as “junk bonds”) generally outperformed other sectors of the bond market, and lower rated bonds generally outperformed higher rated bonds.

Relative to the Benchmark, the Fund’s out-of-Benchmark allocations to high yield bonds, asset-backed securities, and agency mortgage-backed securities were leading contributors to relative performance. The Fund’s allocation to investment grade corporate debt was a small detractor from performance relative to the Benchmark.

HOW WAS THE FUND POSITIONED?

The Fund continued to focus on security selection and relative value, which seeks to take advantage of pricing discrepancies between individual securities or market sectors. The Fund’s portfolio managers used bottom-up research to construct, in their view, a portfolio of undervalued fixed income securities. The managers employ a macro-economic analysis to determine asset allocation and positioning on the yield curve. The yield curve shows the relationship between yields and maturity dates for a set of similar bonds at a given point in time.

During the reporting period, the Fund’s managers decreased the Fund’s overall duration to 2.54 years at February 28, 2019 from 2.69 years at February 28, 2018.

PORTFOLIO COMPOSITION***
Corporate Bonds	33.4%
U.S. Treasury Obligations	26.4
Collateralized Mortgage Obligations	13.3
Commercial Mortgage-Backed Securities	9.2
Asset-Backed Securities	8.2
Mortgage-Backed Securities	5.1
Foreign Government Securities	1.5
Short-Term Investments	2.9

*	The return shown is based on the net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of February 28, 2019. The Fund’s portfolio composition is subject to change.

FEBRUARY 28, 2019	J.P. MORGAN INCOME FUNDS	21

JPMorgan Short Duration Core Plus Fund

FUND COMMENTARY

TWELVE MONTHS ENDED FEBRUARY 28, 2019 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF FEBRUARY 28, 2019

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	SINCE INCEPTION
CLASS A SHARES	March 1, 2013
With Sales Charge*		0.21%	2.03%	2.36%
Without Sales Charge		2.56	2.50	2.75
CLASS C SHARES	March 1, 2013
With CDSC**		1.15	1.99	2.24
Without CDSC		2.15	1.99	2.24
CLASS I SHARES	March 1, 2013	2.90	2.75	3.00
CLASS R6 SHARES	March 1, 2013	2.95	2.86	3.12

*	Sales Charge for Class A Shares is 2.25%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (3/1/13 TO 2/28/19)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111. Effective September 29, 2017 (the “Effective Date”), the Fund’s investment strategies changed. The Fund’s past performance would have been different if the Fund were managed using the current strategies.

The Fund commenced operations on March 1, 2013.

The graph illustrates comparative performance for $1,000,000 invested in Class I Shares of the JPMorgan Short Duration Core Plus Fund, the Bloomberg Barclays 1-5 Year Government/Credit Index and the Lipper Short Investment Grade Debt Funds Index. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the Bloomberg Barclays 1-5 Year Government/Credit Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The performance of the Lipper Short Investment Grade Debt Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to expenses incurred by the Fund. The Bloomberg Barclays 1-5 Year Government/Credit Index includes the Government and Credit portions of the Barclays Aggregate for securities of 1-5 year maturities. The Government portion includes treasuries and agencies. The Credit portion includes publicly issued U.S. corporate and foreign debentures and secured notes that meet specified maturity, liquidity, and quality requirements. The Lipper Short Investment Grade Debt Funds Index is an index based on total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Class I Shares have a $1,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

22	J.P. MORGAN INCOME FUNDS	FEBRUARY 28, 2019

JPMorgan Core Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2019

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
U.S. Treasury Obligations — 28.9%

U.S. Treasury Bonds 8.75%, 8/15/2020	54,785	59,592

8.13%, 5/15/2021	14,932	16,708

8.00%, 11/15/2021	9,475	10,823

5.38%, 2/15/2031	1,393	1,762

4.50%, 2/15/2036	25,002	30,600

4.25%, 5/15/2039	38,050	45,602

4.50%, 8/15/2039	71,284	88,222

4.38%, 11/15/2039	76,320	92,929

4.38%, 5/15/2040	134,780	164,126

2.75%, 11/15/2042	50,000	47,309

3.13%, 2/15/2043	50,610	51,084

2.88%, 5/15/2043	298,860	288,505

3.63%, 8/15/2043	228,240	249,905

3.75%, 11/15/2043	416,002	464,687

3.63%, 2/15/2044	222,265	243,502

2.50%, 2/15/2045	113,600	101,685

2.88%, 8/15/2045	101,060	97,262

3.00%, 11/15/2045	25,000	24,639

2.25%, 8/15/2046	125,000	105,522

3.00%, 2/15/2048	78,220	76,857

3.13%, 5/15/2048	61,353	61,777

U.S. Treasury Inflation Indexed Bonds 1.75%, 1/15/2028	2,100	2,725

3.63%, 4/15/2028	9,066	17,550

2.50%, 1/15/2029	3,587	4,876

U.S. Treasury Inflation Indexed Notes 0.13%, 4/15/2019	10,000	10,728

1.38%, 1/15/2020	2,584	3,025

0.13%, 1/15/2022	22,231	24,307

U.S. Treasury Notes 3.13%, 5/15/2019	43,518	43,576

0.75%, 8/15/2019	30,000	29,756

1.63%, 8/31/2019	25,000	24,884

1.25%, 2/29/2020	18,500	18,263

1.50%, 5/15/2020	50,000	49,375

1.38%, 5/31/2020	10,000	9,855

2.50%, 5/31/2020	5,941	5,936

2.63%, 8/15/2020	290,991	291,218

2.13%, 8/31/2020	10,000	9,935

1.75%, 10/31/2020	5,000	4,934

2.63%, 11/15/2020	34,504	34,540

2.00%, 11/30/2020	2,500	2,476

1.38%, 1/31/2021	8,295	8,114

3.63%, 2/15/2021	80,000	81,656

2.63%, 5/15/2021	69,679	69,824

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

2.88%, 10/15/2021	100,000	100,910

1.25%, 10/31/2021	50,000	48,383

1.75%, 2/28/2022	17,000	16,633

1.63%, 8/31/2022	150,000	145,564

2.00%, 10/31/2022	13,000	12,766

1.75%, 1/31/2023	70,000	67,996

1.50%, 2/28/2023	210,000	201,887

1.75%, 5/15/2023	133,400	129,289

2.75%, 5/31/2023	12,366	12,478

1.38%, 6/30/2023	40,000	38,122

1.38%, 8/31/2023	70,000	66,590

2.75%, 2/15/2024	25,000	25,249

2.13%, 2/29/2024	4,955	4,859

2.50%, 5/15/2024	2,000	1,995

2.13%, 9/30/2024	50,000	48,848

2.25%, 11/15/2024	3,021	2,968

2.00%, 2/15/2025	255,000	246,653

2.88%, 4/30/2025	4,925	5,002

2.13%, 5/15/2025	100,000	97,270

2.88%, 5/31/2025	40,158	40,787

2.00%, 8/15/2025	141,304	136,198

2.25%, 11/15/2025	116,184	113,534

1.63%, 2/15/2026	415	389

1.50%, 8/15/2026	2,550	2,353

U.S. Treasury STRIPS Bonds 2.05%, 2/15/2020 (a)	52,512	51,244

3.77%, 5/15/2020 (a)	108,001	104,719

2.88%, 8/15/2020 (a)	265,487	255,714

2.22%, 2/15/2021 (a)	212,665	202,316

1.99%, 5/15/2021 (a)	123,537	116,772

2.91%, 8/15/2021 (a)	108,421	101,780

3.27%, 11/15/2021 (a)	88,371	82,513

2.76%, 2/15/2022 (a)	229,956	213,192

2.57%, 5/15/2022 (a)	149,456	137,695

3.06%, 8/15/2022 (a)	71,995	65,839

2.83%, 11/15/2022 (a)	171,800	156,156

3.15%, 2/15/2023 (a)	254,322	229,642

2.92%, 5/15/2023 (a)	277,105	248,626

2.39%, 8/15/2023 (a)	152,910	136,233

2.31%, 11/15/2023 (a)	88,900	78,749

2.52%, 2/15/2024 (a)	59,076	51,968

2.80%, 5/15/2024 (a)	67,278	58,794

2.99%, 8/15/2024 (a) (b)	51,591	44,794

4.54%, 11/15/2024 (a)	33,200	28,591

6.05%, 2/15/2025 (a)	6,601	5,638

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2019	J.P. MORGAN INCOME FUNDS	23

JPMorgan Core Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2019 (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
U.S. Treasury Obligations — continued

2.05%, 8/15/2025 (a)	10,990	9,238

4.90%, 2/15/2026 (a)	6,700	5,555

4.99%, 5/15/2026 (a)	24,999	20,588

3.95%, 11/15/2026 (a)	74,541	60,414

4.02%, 2/15/2027 (a)	25,684	20,638

3.16%, 5/15/2027 (a)	50,400	40,188

4.80%, 11/15/2027 (a)	31,028	24,359

3.94%, 5/15/2028 (a)	20,000	15,459

3.80%, 2/15/2029 (a)	81,052	61,276

3.33%, 5/15/2029 (a)	14,870	11,126

3.64%, 11/15/2029 (a)	59,956	44,208

5.81%, 2/15/2030 (a)	111,213	81,373

5.39%, 5/15/2030 (a)	44,636	32,377

4.29%, 8/15/2030 (a)	89,733	64,567

4.36%, 11/15/2030 (a)	57,436	40,940

3.60%, 5/15/2031 (a)	93,350	65,773

3.90%, 8/15/2031 (a) (b)	70,188	48,829

3.88%, 11/15/2031 (a)	98,421	67,934

3.37%, 2/15/2032 (a)	103,866	71,213

3.63%, 5/15/2032 (a)	196,297	133,436

3.22%, 8/15/2032 (a)	199,800	134,730

3.40%, 11/15/2032 (a)	172,788	115,568

3.70%, 2/15/2033 (a)	36,300	24,103

3.85%, 5/15/2033 (a)	108,105	71,134

5.28%, 8/15/2033 (a)	24,963	16,307

5.92%, 11/15/2033 (a)	33,709	21,856

3.10%, 2/15/2034 (a)	121,891	78,316

4.07%, 5/15/2034 (a)	28,525	18,184

2.99%, 11/15/2041 (a)	97,550	48,517

U.S. Treasury STRIPS Notes 1.71%, 2/15/2020 (a)	99,370	96,947

Total U.S. Treasury Obligations (Cost $8,564,675)		8,553,502

Corporate Bonds — 22.5%

Aerospace & Defense — 0.3%

Airbus Finance BV (France) 2.70%, 4/17/2023 (c)	3,267	3,204

Airbus SE (France) 3.15%, 4/10/2027 (c)	4,909	4,783

3.95%, 4/10/2047 (b) (c)	1,046	1,024

BAE Systems Holdings, Inc. (United Kingdom) 6.38%, 6/1/2019 (c)	2,107	2,124

3.80%, 10/7/2024 (c)	5,000	5,032

BAE Systems plc (United Kingdom) 5.80%, 10/11/2041 (c)	2,500	2,867

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Aerospace & Defense — continued

Harris Corp. 3.83%, 4/27/2025	7,570	7,577

4.85%, 4/27/2035	1,918	1,980

Lockheed Martin Corp. 2.50%, 11/23/2020	897	890

4.50%, 5/15/2036	7,200	7,563

4.07%, 12/15/2042	3,082	3,014

Northrop Grumman Corp. 3.20%, 2/1/2027	5,364	5,171

3.25%, 1/15/2028	1,700	1,628

Northrop Grumman Systems Corp. 7.75%, 2/15/2031	1,794	2,411

Precision Castparts Corp. 3.25%, 6/15/2025	5,751	5,819

Rockwell Collins, Inc. 3.20%, 3/15/2024	2,992	2,933

4.35%, 4/15/2047	1,161	1,095

United Technologies Corp. 3.65%, 8/16/2023	4,552	4,616

3.95%, 8/16/2025	9,385	9,566

6.70%, 8/1/2028	701	844

6.05%, 6/1/2036	4,095	4,715

4.45%, 11/16/2038	3,005	2,985

4.50%, 6/1/2042	6,022	5,952

4.15%, 5/15/2045	4,246	3,969

		91,762

Air Freight & Logistics — 0.0% (d)

FedEx Corp. 3.90%, 2/1/2035	2,465	2,276

Airlines — 0.0% (d)

Continental Airlines Pass-Through Trust Series 2012-2, Class A, 4.00%, 10/29/2024	4,149	4,162

Automobiles — 0.1%

BMW US Capital LLC (Germany) 2.25%, 9/15/2023 (c)	5,568	5,327

Daimler Finance North America LLC (Germany) 2.25%, 3/2/2020 (c)	2,089	2,072

2.00%, 7/6/2021 (c)	1,250	1,210

3.35%, 2/22/2023 (c)	5,000	4,968

3.30%, 5/19/2025 (c)	1,200	1,159

Hyundai Capital America 2.00%, 7/1/2019 (c)	2,560	2,549

3.00%, 3/18/2021 (c)	7,600	7,491

Kia Motors Corp. (South Korea) 2.63%, 4/21/2021 (c)	904	886

SEE NOTES TO FINANCIAL STATEMENTS.

24	J.P. MORGAN INCOME FUNDS	FEBRUARY 28, 2019

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Bonds — continued

Automobiles — continued

Nissan Motor Acceptance Corp. 3.15%, 3/15/2021 (c)	4,080	4,042

1.90%, 9/14/2021 (c)	3,520	3,362

		33,066

Banks — 4.8%

ABN AMRO Bank NV (Netherlands) 2.45%, 6/4/2020 (c)	9,759	9,693

4.75%, 7/28/2025 (c)	7,879	8,026

AIB Group plc (Ireland) 4.75%, 10/12/2023 (c)	13,710	13,758

ANZ New Zealand Int’l Ltd. (New Zealand) 2.60%, 9/23/2019 (c)	16,050	16,034

2.85%, 8/6/2020 (c)	3,016	3,010

2.75%, 1/22/2021 (c)	3,435	3,406

3.45%, 1/21/2028 (c)	2,000	1,944

ASB Bank Ltd. (New Zealand) 3.75%, 6/14/2023 (c)	1,700	1,710

Australia & New Zealand Banking Group Ltd. (Australia) 4.88%, 1/12/2021 (c)	2,571	2,655

4.40%, 5/19/2026 (c)	1,834	1,819

Banco Santander SA (Spain) 3.13%, 2/23/2023	5,000	4,847

Bank of America Corp.

(ICE LIBOR USD 3 Month + 0.66%), 2.37%, 7/21/2021 (e)	2,530	2,505

(ICE LIBOR USD 3 Month + 0.63%), 3.50%, 5/17/2022 (e)	10,294	10,371

2.50%, 10/21/2022	6,212	6,076

3.30%, 1/11/2023	9,404	9,432

(ICE LIBOR USD 3 Month + 1.16%), 3.12%, 1/20/2023 (e)	6,248	6,217

(ICE LIBOR USD 3 Month + 1.02%), 2.88%, 4/24/2023 (e)	10,925	10,791

(ICE LIBOR USD 3 Month + 0.79%), 3.00%, 12/20/2023 (e)	20,618	20,350

(ICE LIBOR USD 3 Month + 0.78%), 3.55%, 3/5/2024 (e)	1,890	1,897

(ICE LIBOR USD 3 Month + 0.94%), 3.86%, 7/23/2024 (e)	530	539

4.00%, 1/22/2025	18,371	18,401

Series L, 3.95%, 4/21/2025	8,782	8,776

(ICE LIBOR USD 3 Month + 1.09%), 3.09%, 10/1/2025 (e)	1,840	1,795

(ICE LIBOR USD 3 Month + 0.81%), 3.37%, 1/23/2026 (e)	5,215	5,129

4.45%, 3/3/2026	5,041	5,132

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Banks — continued

4.25%, 10/22/2026	6,055	6,083

3.25%, 10/21/2027	20,908	20,007

(ICE LIBOR USD 3 Month + 1.51%), 3.71%, 4/24/2028 (b) (e)	10,025	9,887

(ICE LIBOR USD 3 Month + 1.04%), 3.42%, 12/20/2028 (e)	27,187	26,230

(ICE LIBOR USD 3 Month + 1.07%), 3.97%, 3/5/2029 (e)	26,230	26,316

(ICE LIBOR USD 3 Month + 1.21%), 3.97%, 2/7/2030 (e)	22,913	22,990

Bank of Montreal (Canada) 2.35%, 9/11/2022	7,632	7,448

Series E, 3.30%, 2/5/2024	8,700	8,665

Bank of New Zealand (New Zealand) 3.50%, 2/20/2024 (c)	6,160	6,146

Bank of Nova Scotia (The) (Canada) 2.50%, 1/8/2021	8,455	8,390

1.88%, 9/20/2021 (c)	4,470	4,357

2.70%, 3/7/2022	1,487	1,472

3.40%, 2/11/2024	11,380	11,381

4.50%, 12/16/2025	2,125	2,178

Banque Federative du Credit Mutuel SA (France) 2.00%, 4/12/2019 (c)	1,977	1,976

Barclays plc (United Kingdom) 3.68%, 1/10/2023	8,672	8,588

(ICE LIBOR USD 3 Month + 1.36%), 4.34%, 5/16/2024 (e)	14,993	14,977

3.65%, 3/16/2025 (b)	15,214	14,628

5.20%, 5/12/2026	3,000	3,018

BB&T Corp. 6.85%, 4/30/2019	1,480	1,489

5.25%, 11/1/2019	2,466	2,504

2.63%, 6/29/2020	6,000	5,975

2.05%, 5/10/2021	2,200	2,157

BNP Paribas SA (France) 3.50%, 3/1/2023 (c)	3,000	2,971

3.38%, 1/9/2025 (c)	6,025	5,829

BNZ International Funding Ltd. (New Zealand) 2.10%, 9/14/2021 (c)	4,300	4,168

2.65%, 11/3/2022 (c)	3,708	3,606

3.38%, 3/1/2023 (c)	4,500	4,489

Canadian Imperial Bank of Commerce (Canada) 1.60%, 9/6/2019	2,740	2,724

2.25%, 7/21/2020 (b) (c)	12,882	12,782

2.70%, 2/2/2021	3,000	2,990

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2019	J.P. MORGAN INCOME FUNDS	25

JPMorgan Core Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2019 (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Bonds — continued

Banks — continued

Capital One Bank USA NA 3.38%, 2/15/2023	9,474	9,341

Capital One NA 2.40%, 9/5/2019	4,190	4,178

Citigroup, Inc. 2.40%, 2/18/2020	5,000	4,975

2.65%, 10/26/2020	7,940	7,887

2.70%, 3/30/2021	8,395	8,357

2.35%, 8/2/2021	2,309	2,268

2.75%, 4/25/2022	12,240	12,083

(ICE LIBOR USD 3 Month + 0.72%), 3.14%, 1/24/2023 (e)	6,399	6,375

3.88%, 3/26/2025	3,077	3,058

4.40%, 6/10/2025	9,115	9,262

5.50%, 9/13/2025	4,296	4,640

3.70%, 1/12/2026	12,625	12,592

3.40%, 5/1/2026	6,100	5,934

4.30%, 11/20/2026	6,200	6,208

4.45%, 9/29/2027	1,491	1,496

6.63%, 1/15/2028	3,363	3,937

(ICE LIBOR USD 3 Month + 1.39%), 3.67%, 7/24/2028 (e)	8,000	7,835

(ICE LIBOR USD 3 Month + 1.15%), 3.52%, 10/27/2028 (e)	5,000	4,830

(ICE LIBOR USD 3 Month + 1.17%), 3.88%, 1/24/2039 (b) (e)	3,330	3,170

8.13%, 7/15/2039	1,424	2,072

5.88%, 1/30/2042	1,842	2,184

5.30%, 5/6/2044	698	739

4.75%, 5/18/2046	6,570	6,476

Citizens Bank NA 3.70%, 3/29/2023	9,645	9,762

Citizens Financial Group, Inc. 2.38%, 7/28/2021	1,590	1,557

Comerica, Inc. 2.13%, 5/23/2019	2,140	2,137

4.00%, 2/1/2029	8,910	8,995

Commonwealth Bank of Australia (Australia) 2.00%, 9/6/2021 (c)	4,035	3,922

3.45%, 3/16/2023 (b) (c)	8,740	8,786

4.50%, 12/9/2025 (c)	4,920	4,956

2.85%, 5/18/2026 (c)	7,040	6,690

Cooperatieve Rabobank UA (Netherlands) 2.50%, 1/19/2021	5,500	5,451

3.88%, 2/8/2022	11,498	11,744

4.38%, 8/4/2025 (b)	15,753	15,992

5.80%, 9/30/2110 (c)	3,139	3,755

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Banks — continued

Credit Agricole SA (France) 3.75%, 4/24/2023 (c)	3,800	3,786

4.38%, 3/17/2025 (c)	4,405	4,386

4.13%, 1/10/2027 (c)	6,616	6,583

Credit Suisse Group Funding Guernsey Ltd. (Switzerland) 2.75%, 3/26/2020	1,764	1,757

3.80%, 6/9/2023	8,035	8,034

3.75%, 3/26/2025 (b)	5,499	5,434

Danske Bank A/S (Denmark) 2.00%, 9/8/2021 (c)	4,287	4,106

2.70%, 3/2/2022 (c)	4,254	4,100

Discover Bank 3.35%, 2/6/2023 (b)	2,185	2,158

4.20%, 8/8/2023	5,100	5,211

4.25%, 3/13/2026	8,109	8,017

Fifth Third Bancorp 3.65%, 1/25/2024 (b)	8,495	8,579

3.95%, 3/14/2028	6,740	6,775

Fifth Third Bank 2.38%, 4/25/2019	6,100	6,099

2.88%, 10/1/2021	2,846	2,822

HSBC Bank plc (United Kingdom) 4.75%, 1/19/2021 (c)	8,968	9,245

HSBC Holdings plc (United Kingdom) 2.65%, 1/5/2022	20,855	20,530

4.00%, 3/30/2022	6,779	6,949

3.60%, 5/25/2023	12,403	12,459

(ICE LIBOR USD 3 Month + 0.92%), 3.03%, 11/22/2023 (b) (e)	8,997	8,834

4.25%, 3/14/2024	6,038	6,114

4.25%, 8/18/2025	4,932	4,967

4.38%, 11/23/2026	3,162	3,180

(ICE LIBOR USD 3 Month + 1.55%), 4.04%, 3/13/2028 (e)	9,677	9,559

Huntington Bancshares, Inc. 3.15%, 3/14/2021	2,357	2,355

2.30%, 1/14/2022	10,169	9,925

Huntington National Bank (The) 2.88%, 8/20/2020	6,583	6,568

Industrial & Commercial Bank of China Ltd. (China) 2.45%, 10/20/2021	6,900	6,715

ING Groep NV (Netherlands) 4.10%, 10/2/2023 (b)	16,700	16,933

3.95%, 3/29/2027 (b)	2,572	2,525

KeyBank NA 3.18%, 5/22/2022	4,225	4,176

SEE NOTES TO FINANCIAL STATEMENTS.

26	J.P. MORGAN INCOME FUNDS	FEBRUARY 28, 2019

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Bonds — continued

Banks — continued

KeyCorp 2.90%, 9/15/2020	2,136	2,137

5.10%, 3/24/2021 (b)	2,200	2,288

4.15%, 10/29/2025 (b)	4,755	4,909

Lloyds Bank plc (United Kingdom) 2.40%, 3/17/2020	7,500	7,449

Lloyds Banking Group plc (United Kingdom)

(ICE LIBOR USD 3 Month + 0.81%),

2.91%, 11/7/2023 (e)	6,788	6,572

4.45%, 5/8/2025	6,285	6,429

4.58%, 12/10/2025 (b)	4,700	4,639

4.38%, 3/22/2028	6,745	6,751

Mitsubishi UFJ Financial Group, Inc. (Japan) 2.95%, 3/1/2021	3,453	3,437

3.00%, 2/22/2022	2,713	2,697

3.76%, 7/26/2023	10,000	10,145

2.53%, 9/13/2023	3,463	3,334

3.41%, 3/7/2024	13,065	13,067

Mitsubishi UFJ Trust & Banking Corp. (Japan) 2.45%, 10/16/2019 (c)	10,300	10,274

Mizuho Bank Ltd. (Japan) 2.65%, 9/25/2019 (c)	3,167	3,164

Mizuho Financial Group, Inc. (Japan) 2.63%, 4/12/2021 (c)	4,462	4,405

2.95%, 2/28/2022	1,449	1,434

3.17%, 9/11/2027	4,000	3,870

MUFG Bank Ltd. (Japan) 2.30%, 3/5/2020 (c)	1,000	995

MUFG Union Bank NA 2.25%, 5/6/2019	1,675	1,673

National Australia Bank Ltd. (Australia) 2.63%, 7/23/2020	4,000	3,987

2.50%, 1/12/2021	9,625	9,525

3.38%, 1/14/2026	13,717	13,473

Nordea Bank AB (Finland) 4.88%, 1/27/2020 (c)	8,450	8,601

4.25%, 9/21/2022 (c)	7,408	7,505

PNC Financial Services Group, Inc. (The) 6.70%, 6/10/2019	1,839	1,858

5.13%, 2/8/2020	7,391	7,543

4.38%, 8/11/2020	5,904	6,022

2.85%, 11/9/2022 (f)	5,000	4,934

3.90%, 4/29/2024	1,500	1,526

Regions Financial Corp. 3.20%, 2/8/2021	3,256	3,260

2.75%, 8/14/2022	3,338	3,270

3.80%, 8/14/2023	1,970	1,991

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Banks — continued

Royal Bank of Canada (Canada) 1.88%, 2/5/2020	8,000	7,933

4.65%, 1/27/2026	5,585	5,840

Royal Bank of Scotland Group plc (United Kingdom)

3.88%, 9/12/2023	6,150	6,096

(ICE LIBOR USD 3 Month + 1.55%), 4.52%, 6/25/2024 (e)	2,780	2,801

(ICE LIBOR USD 3 Month + 1.75%), 4.89%, 5/18/2029 (e)	2,270	2,287

Santander UK Group Holdings plc (United Kingdom)

3.57%, 1/10/2023	6,200	6,110

4.75%, 9/15/2025 (b) (c)	6,200	6,029

Santander UK plc (United Kingdom) 2.50%, 3/14/2019	6,414	6,414

Societe Generale SA (France) 2.50%, 4/8/2021 (c)	6,000	5,907

4.25%, 9/14/2023 (c)	1,800	1,816

4.25%, 4/14/2025 (b) (c)	5,280	5,193

SouthTrust Bank 7.69%, 5/15/2025	2,197	2,625

SpareBank 1 Boligkreditt A/S (Norway) 1.75%, 11/15/2019 (c)	10,603	10,527

Stadshypotek AB (Sweden) 1.88%, 10/2/2019 (c)	5,938	5,905

Standard Chartered plc (United Kingdom)

(ICE LIBOR USD 3 Month + 1.15%),

4.25%, 1/20/2023 (c) (e)	10,305	10,381

5.20%, 1/26/2024 (b) (c)	5,291	5,496

(ICE LIBOR USD 3 Month + 1.08%), 3.89%, 3/15/2024 (c) (e)	3,200	3,168

4.05%, 4/12/2026 (c)	8,631	8,500

(ICE LIBOR USD 3 Month + 1.97%), 4.87%, 3/15/2033 (c) (e)	2,000	1,973

Sumitomo Mitsui Banking Corp. (Japan) 2.45%, 1/16/2020	8,050	8,019

Sumitomo Mitsui Financial Group, Inc. (Japan) 2.06%, 7/14/2021	4,262	4,157

2.44%, 10/19/2021	3,620	3,548

2.85%, 1/11/2022	8,755	8,664

2.78%, 10/18/2022 (b)	4,110	4,033

3.10%, 1/17/2023	9,971	9,884

3.94%, 10/16/2023	14,575	14,938

4.44%, 4/2/2024 (c)	1,246	1,264

2.63%, 7/14/2026	6,102	5,720

3.01%, 10/19/2026	2,517	2,415

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2019	J.P. MORGAN INCOME FUNDS	27

JPMorgan Core Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2019 (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Bonds — continued

Banks — continued

SunTrust Banks, Inc. 2.90%, 3/3/2021	2,637	2,630

2.70%, 1/27/2022	3,062	3,027

4.00%, 5/1/2025 (b)	4,143	4,270

Swedbank AB (Sweden) 2.20%, 3/4/2020 (b) (c)	4,360	4,322

Toronto-Dominion Bank (The) (Canada) 2.13%, 7/2/2019	1,501	1,498

2.25%, 11/5/2019	4,063	4,052

2.13%, 4/7/2021	1,501	1,474

(USD Swap Semi 5 Year + 2.21%), 3.62%, 9/15/2031 (e)	5,021	4,849

UBS Group Funding Switzerland AG (Switzerland)

3.49%, 5/23/2023 (c)	7,735	7,712

(ICE LIBOR USD 3 Month + 0.95%), 2.86%, 8/15/2023 (c) (e)	2,156	2,108

4.13%, 9/24/2025 (c)	2,500	2,542

4.13%, 4/15/2026 (c)	6,471	6,566

United Overseas Bank Ltd. (Singapore) 3.20%, 4/23/2021 (c)	5,275	5,292

US Bancorp Series V, 2.63%, 1/24/2022 (b)	3,191	3,176

3.00%, 3/15/2022 (b)	3,289	3,290

3.38%, 2/5/2024	3,430	3,463

7.50%, 6/1/2026	1,256	1,541

Series V, 2.38%, 7/22/2026	13,566	12,733

Series X, 3.15%, 4/27/2027	1,924	1,894

US Bank NA 2.80%, 1/27/2025	6,833	6,662

Wells Fargo & Co. 3.50%, 3/8/2022	8,071	8,141

3.07%, 1/24/2023	27,889	27,704

3.75%, 1/24/2024	9,465	9,641

3.30%, 9/9/2024	10,308	10,254

3.00%, 2/19/2025	6,811	6,647

3.00%, 4/22/2026	3,843	3,681

4.10%, 6/3/2026	5,921	5,962

4.30%, 7/22/2027	2,925	2,978

5.38%, 11/2/2043	2,755	2,997

4.65%, 11/4/2044 (b)	6,442	6,408

Wells Fargo Bank NA 2.60%, 1/15/2021	4,150	4,121

5.85%, 2/1/2037	1,720	2,016

Westpac Banking Corp. (Australia) 4.88%, 11/19/2019	9,606	9,747

2.00%, 3/3/2020 (c)	6,405	6,349

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Banks — continued

2.50%, 6/28/2022	5,830	5,714

2.85%, 5/13/2026	7,700	7,319

(USD ICE Swap Rate 5 Year + 2.24%), 4.32%, 11/23/2031 (e)	5,855	5,702

		1,402,548

Beverages — 0.4%

Anheuser-Busch Cos. LLC (Belgium)

4.70%, 2/1/2036 (c)	12,380	11,983

4.90%, 2/1/2046 (c)	8,194	7,888

Anheuser-Busch InBev Worldwide, Inc. (Belgium) 4.75%, 1/23/2029	11,165	11,656

4.38%, 4/15/2038	13,419	12,428

4.44%, 10/6/2048	7,433	6,662

4.75%, 4/15/2058	9,288	8,430

5.80%, 1/23/2059	1,155	1,232

Coca-Cola Femsa SAB de CV (Mexico) 3.88%, 11/26/2023 (b)	5,032	5,122

Constellation Brands, Inc. 4.40%, 11/15/2025	4,444	4,554

5.25%, 11/15/2048	3,091	3,131

Diageo Capital plc (United Kingdom) 4.83%, 7/15/2020	2,493	2,557

Diageo Investment Corp. (United Kingdom) 8.00%, 9/15/2022	4,484	5,198

Keurig Dr Pepper, Inc. 3.13%, 12/15/2023	6,900	6,677

4.42%, 5/25/2025 (b) (c)	2,714	2,762

3.43%, 6/15/2027	2,015	1,877

4.99%, 5/25/2038 (c)	3,920	3,837

PepsiCo, Inc. 4.45%, 4/14/2046	3,615	3,852

3.45%, 10/6/2046	3,150	2,883

		102,729

Biotechnology — 0.2%

AbbVie, Inc. 4.50%, 5/14/2035	15,614	14,653

Amgen, Inc. 3.63%, 5/15/2022	5,344	5,418

4.95%, 10/1/2041	4,336	4,412

4.66%, 6/15/2051	7,000	6,697

Baxalta, Inc. 3.60%, 6/23/2022	999	994

5.25%, 6/23/2045	327	338

Celgene Corp. 5.70%, 10/15/2040	4,195	4,411

SEE NOTES TO FINANCIAL STATEMENTS.

28	J.P. MORGAN INCOME FUNDS	FEBRUARY 28, 2019

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Bonds — continued

Biotechnology — continued

Gilead Sciences, Inc. 3.70%, 4/1/2024	5,713	5,814

3.50%, 2/1/2025	2,883	2,877

3.65%, 3/1/2026	3,850	3,827

4.60%, 9/1/2035	4,758	4,758

4.00%, 9/1/2036 (b)	1,725	1,608

		55,807

Building Products — 0.1%

Johnson Controls International plc 3.75%, 12/1/2021	4,124	4,161

5.25%, 12/1/2041	6,278	6,052

4.95%, 7/2/2064 (f)	3,676	3,243

Masco Corp. 6.50%, 8/15/2032	10,095	11,070

		24,526

Capital Markets — 2.4%

Ameriprise Financial, Inc. 2.88%, 9/15/2026	8,146	7,749

Bank of New York Mellon Corp. (The) Series G, 2.20%, 5/15/2019	1,667	1,666

4.60%, 1/15/2020	3,363	3,416

2.60%, 8/17/2020	8,088	8,060

2.05%, 5/3/2021	2,020	1,984

(ICE LIBOR USD 3 Month + 0.63%), 2.66%, 5/16/2023 (e)	6,424	6,325

2.20%, 8/16/2023	3,110	2,986

3.25%, 9/11/2024	3,800	3,792

2.80%, 5/4/2026	1,043	1,002

BlackRock, Inc. Series 2, 5.00%, 12/10/2019	4,190	4,262

4.25%, 5/24/2021	4,145	4,271

3.50%, 3/18/2024	3,515	3,577

Blackstone Holdings Finance Co. LLC 5.88%, 3/15/2021 (c)	12,555	13,177

4.45%, 7/15/2045 (c)	3,107	2,875

Brookfield Finance, Inc. (Canada) 3.90%, 1/25/2028	3,664	3,440

4.85%, 3/29/2029	11,225	11,234

4.70%, 9/20/2047	5,253	4,799

Carlyle Promissory Note 4.79%, 7/15/2019 ‡	372	371

CDP Financial, Inc. (Canada) 4.40%, 11/25/2019 (b) (c)	2,690	2,720

Charles Schwab Corp. (The) 3.23%, 9/1/2022	1,435	1,442

3.20%, 3/2/2027	5,710	5,591

3.20%, 1/25/2028	1,270	1,237

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Capital Markets — continued

CME Group, Inc. 3.00%, 9/15/2022	9,865	9,903

3.00%, 3/15/2025	5,537	5,456

5.30%, 9/15/2043	1,004	1,197

Credit Suisse AG (Switzerland) 2.30%, 5/28/2019	3,733	3,730

3.00%, 10/29/2021	1,626	1,623

3.63%, 9/9/2024	2,700	2,698

Credit Suisse Group AG (Switzerland) 3.57%, 1/9/2023 (c)	10,753	10,658

4.28%, 1/9/2028 (c)	9,016	8,979

(ICE LIBOR USD 3 Month + 1.41%), 3.87%, 1/12/2029 (c) (e)	2,991	2,877

Daiwa Securities Group, Inc. (Japan) 3.13%, 4/19/2022 (c)	5,276	5,211

Deutsche Bank AG (Germany) 4.25%, 10/14/2021 (b)	13,886	13,799

3.30%, 11/16/2022 (b)	6,440	6,078

FMR LLC 6.45%, 11/15/2039 (c)	2,242	2,747

Goldman Sachs Group, Inc. (The) 5.38%, 3/15/2020	14,150	14,482

2.35%, 11/15/2021	33,026	32,339

3.00%, 4/26/2022	12,883	12,798

(ICE LIBOR USD 3 Month + 0.82%), 2.88%, 10/31/2022 (e)	16,417	16,171

(ICE LIBOR USD 3 Month + 1.05%), 2.91%, 6/5/2023 (e)	16,250	15,944

(ICE LIBOR USD 3 Month + 0.99%), 2.90%, 7/24/2023 (e)	11,501	11,263

3.50%, 1/23/2025	5,018	4,927

3.75%, 5/22/2025	22,195	22,088

(ICE LIBOR USD 3 Month + 1.20%), 3.27%, 9/29/2025 (e)	13,398	12,991

4.25%, 10/21/2025	10,573	10,616

3.50%, 11/16/2026	15,775	15,178

3.85%, 1/26/2027	18,677	18,305

(ICE LIBOR USD 3 Month + 1.51%), 3.69%, 6/5/2028 (e)	13,876	13,437

(ICE LIBOR USD 3 Month + 1.30%), 4.22%, 5/1/2029 (e)	13,000	13,026

6.75%, 10/1/2037	1,435	1,707

ING Bank NV (Netherlands) 1.65%, 8/15/2019 (c)	6,000	5,972

2.50%, 10/1/2019 (c)	4,910	4,898

Intercontinental Exchange, Inc. 4.00%, 10/15/2023 (b)	5,021	5,227

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2019	J.P. MORGAN INCOME FUNDS	29

JPMorgan Core Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2019 (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Bonds — continued

Capital Markets — continued

Invesco Finance plc 4.00%, 1/30/2024	3,914	3,965

3.75%, 1/15/2026	2,510	2,474

Jefferies Group LLC 6.45%, 6/8/2027	3,725	3,944

Macquarie Bank Ltd. (Australia) 2.60%, 6/24/2019 (c)	7,499	7,497

2.85%, 7/29/2020 (b) (c)	6,300	6,280

4.00%, 7/29/2025 (c)	6,300	6,305

Macquarie Group Ltd. (Australia) 6.00%, 1/14/2020 (c)	12,655	12,968

6.25%, 1/14/2021 (c)	9,649	10,124

(ICE LIBOR USD 3 Month + 1.37%), 3.76%, 11/28/2028 (c) (e)	10,050	9,529

(ICE LIBOR USD 3 Month + 1.75%), 5.03%, 1/15/2030 (c) (e)	22,700	23,261

Morgan Stanley 7.30%, 5/13/2019	7,533	7,597

2.65%, 1/27/2020	4,100	4,088

5.50%, 7/24/2020	3,130	3,231

5.75%, 1/25/2021	6,509	6,821

2.50%, 4/21/2021	7,500	7,407

5.50%, 7/28/2021	4,701	4,947

2.75%, 5/19/2022	2,000	1,971

3.13%, 1/23/2023	10,000	9,920

3.75%, 2/25/2023	13,243	13,460

4.10%, 5/22/2023	9,880	10,043

(ICE LIBOR USD 3 Month + 0.85%), 3.74%, 4/24/2024 (e)	12,752	12,863

3.70%, 10/23/2024	7,335	7,367

4.00%, 7/23/2025	21,227	21,563

5.00%, 11/24/2025	9,322	9,799

3.88%, 1/27/2026	10,005	10,037

3.13%, 7/27/2026	2,254	2,151

4.35%, 9/8/2026	1,640	1,647

3.63%, 1/20/2027	17,528	17,188

(ICE LIBOR USD 3 Month + 1.34%), 3.59%, 7/22/2028 (e)	13,333	12,945

(ICE LIBOR USD 3 Month + 1.14%), 3.77%, 1/24/2029 (e)	7,397	7,280

Nomura Holdings, Inc. (Japan) 6.70%, 3/4/2020 (b)	2,610	2,703

Northern Trust Corp. (ICE LIBOR USD 3 Month + 1.13%), 3.38%, 5/8/2032 (e)	2,762	2,632

State Street Corp. 3.10%, 5/15/2023	3,191	3,176

3.70%, 11/20/2023	5,771	5,935

3.55%, 8/18/2025	17,629	18,037

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Capital Markets — continued

TD Ameritrade Holding Corp. 2.95%, 4/1/2022	2,279	2,278

UBS AG (Switzerland) 2.38%, 8/14/2019	6,665	6,656

		702,390

Chemicals — 0.4%

Air Liquide Finance SA (France) 2.25%, 9/27/2023 (c)	4,179	3,994

Albemarle Corp. 5.45%, 12/1/2044	3,800	3,810

Chevron Phillips Chemical Co. LLC 3.40%, 12/1/2026 (c)	4,530	4,389

3.70%, 6/1/2028 (c)	8,300	8,254

Dow Chemical Co. (The) 3.00%, 11/15/2022	5,954	5,904

4.25%, 10/1/2034	1,206	1,119

DowDuPont, Inc. 4.49%, 11/15/2025 (b)	8,780	9,174

5.32%, 11/15/2038	3,778	3,981

Ecolab, Inc. 3.25%, 1/14/2023	3,636	3,655

3.25%, 12/1/2027	2,348	2,305

International Flavors & Fragrances, Inc. 4.45%, 9/26/2028	3,786	3,876

5.00%, 9/26/2048	4,346	4,334

Mosaic Co. (The) 5.45%, 11/15/2033	5,054	5,243

4.88%, 11/15/2041	449	413

5.63%, 11/15/2043	9,871	10,062

Nutrien Ltd. (Canada) 6.50%, 5/15/2019	3,408	3,433

3.38%, 3/15/2025	3,196	3,059

3.00%, 4/1/2025	2,326	2,182

4.13%, 3/15/2035	6,522	5,880

5.25%, 1/15/2045	4,962	4,938

Praxair, Inc. 2.65%, 2/5/2025	2,612	2,519

Sherwin-Williams Co. (The) 3.13%, 6/1/2024	2,788	2,712

Union Carbide Corp. 7.50%, 6/1/2025	5,426	6,295

7.75%, 10/1/2096	5,919	7,007

Westlake Chemical Corp. 4.38%, 11/15/2047	2,758	2,333

		110,871

Commercial Services & Supplies — 0.0% (d)

Republic Services, Inc. 3.55%, 6/1/2022	4,309	4,369

2.90%, 7/1/2026	2,099	2,003

		6,372

SEE NOTES TO FINANCIAL STATEMENTS.

30	J.P. MORGAN INCOME FUNDS	FEBRUARY 28, 2019

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Bonds — continued

Communications Equipment — 0.1%

Cisco Systems, Inc. 3.00%, 6/15/2022 (b)	6,539	6,591

3.63%, 3/4/2024	4,500	4,658

5.90%, 2/15/2039	4,475	5,716

5.50%, 1/15/2040	4,179	5,126

		22,091

Construction & Engineering — 0.0% (d)

Mexico City Airport Trust (Mexico) 5.50%, 7/31/2047 (c)	1,048	901

Construction Materials — 0.1%

CRH America, Inc. (Ireland) 3.88%, 5/18/2025 (c)	2,811	2,747

5.13%, 5/18/2045 (c)	6,052	5,788

Martin Marietta Materials, Inc. 3.45%, 6/1/2027	5,785	5,382

		13,917

Consumer Finance — 0.6%

AerCap Ireland Capital DAC (Ireland) 3.30%, 1/23/2023 (b)	3,849	3,729

3.50%, 1/15/2025	3,800	3,585

American Express Co. 3.40%, 2/27/2023	4,100	4,127

American Express Credit Corp. 2.38%, 5/26/2020	7,590	7,542

2.25%, 5/5/2021	6,701	6,602

2.70%, 3/3/2022	4,250	4,224

American Honda Finance Corp. 2.25%, 8/15/2019	598	597

2.90%, 2/16/2024	5,285	5,209

2.30%, 9/9/2026	1,185	1,088

Capital One Financial Corp. 3.75%, 4/24/2024	5,797	5,800

3.20%, 2/5/2025	6,093	5,837

4.20%, 10/29/2025	3,000	2,990

3.75%, 7/28/2026	7,424	7,057

Caterpillar Financial Services Corp. 1.93%, 10/1/2021	3,879	3,776

2.85%, 6/1/2022 (b)	3,873	3,859

3.25%, 12/1/2024 (b)	2,070	2,071

2.40%, 8/9/2026	5,040	4,704

General Motors Financial Co., Inc. 3.45%, 1/14/2022	2,097	2,091

3.45%, 4/10/2022	7,227	7,175

3.70%, 5/9/2023 (b)	8,201	8,072

3.95%, 4/13/2024	12,220	11,882

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Consumer Finance — continued

3.50%, 11/7/2024	7,535	7,098

4.00%, 1/15/2025	7,665	7,362

4.35%, 4/9/2025 (b)	9,605	9,387

4.30%, 7/13/2025 (b)	5,275	5,151

4.35%, 1/17/2027	2,007	1,904

John Deere Capital Corp. 1.70%, 1/15/2020	1,073	1,063

Series 0014, 2.45%, 9/11/2020 (b)	2,915	2,899

3.15%, 10/15/2021	2,234	2,242

2.70%, 1/6/2023 (b)	11,738	11,644

2.80%, 1/27/2023	3,237	3,208

PACCAR Financial Corp. 1.30%, 5/10/2019	2,175	2,170

Synchrony Financial 3.70%, 8/4/2026	5,832	5,313

Toyota Motor Credit Corp. 1.90%, 4/8/2021	2,179	2,137

		163,595

Containers & Packaging — 0.1%

International Paper Co. 3.00%, 2/15/2027 (b)	5,111	4,776

5.00%, 9/15/2035	1,670	1,682

8.70%, 6/15/2038	2,650	3,535

7.30%, 11/15/2039	3,945	4,797

WRKCo, Inc. 3.00%, 9/15/2024	920	872

3.75%, 3/15/2025	7,570	7,425

		23,087

Diversified Consumer Services — 0.0% (d)

President & Fellows of Harvard College 3.30%, 7/15/2056	8,351	7,352

Diversified Financial Services — 0.8%

Berkshire Hathaway, Inc. 3.75%, 8/15/2021 (b)	5,254	5,379

3.00%, 2/11/2023	2,326	2,340

CK Hutchison International 16 Ltd. (Hong Kong) 2.75%, 10/3/2026 (c)	6,500	5,989

CK Hutchison International Ltd. (Hong Kong) 1.88%, 10/3/2021 (c)	4,160	4,010

GE Capital International Funding Co. Unlimited Co. 2.34%, 11/15/2020	44,099	43,354

3.37%, 11/15/2025	4,815	4,630

4.42%, 11/15/2035	44,907	40,563

GTP Acquisition Partners I LLC 2.35%, 6/15/2020 (c)	10,258	10,120

3.48%, 6/16/2025 (c)	11,667	11,597

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2019	J.P. MORGAN INCOME FUNDS	31

JPMorgan Core Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2019 (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Bonds — continued

Diversified Financial Services — continued

Hutchison Whampoa International 12 II Ltd. (Hong Kong) 3.25%, 11/8/2022 (b) (c)	3,907	3,881

Mitsubishi UFJ Lease & Finance Co. Ltd. (Japan) 2.65%, 9/19/2022 (b) (c)	4,255	4,141

3.56%, 2/28/2024 (c)	8,350	8,348

National Rural Utilities Cooperative Finance Corp. 2.95%, 2/7/2024	2,585	2,560

3.40%, 2/7/2028	12,000	11,868

ORIX Corp. (Japan) 2.90%, 7/18/2022	3,775	3,723

3.70%, 7/18/2027	4,000	3,936

Private Export Funding Corp.

Series Z, 4.38%, 3/15/2019	8,428	8,435

Series EE, 2.80%, 5/15/2022	10,700	10,731

Series KK, 3.55%, 1/15/2024	12,505	12,998

Shell International Finance BV (Netherlands) 2.13%, 5/11/2020	8,042	7,985

4.13%, 5/11/2035	12,770	13,205

Siemens Financieringsmaatschappij NV (Germany)

2.90%, 5/27/2022 (c)	4,371	4,335

3.13%, 3/16/2024 (c)	3,440	3,416

2.35%, 10/15/2026 (c)	6,000	5,527

4.40%, 5/27/2045 (c)	3,421	3,568

3.30%, 9/15/2046 (c)	3,050	2,677

Voya Financial, Inc. 3.13%, 7/15/2024	1,150	1,113

3.65%, 6/15/2026	4,230	4,075

		244,504

Diversified Telecommunication Services — 0.9%

AT&T, Inc. 3.95%, 1/15/2025	7,298	7,320

4.13%, 2/17/2026	28,051	28,065

4.30%, 2/15/2030	38,426	37,698

4.50%, 5/15/2035	5,845	5,506

5.25%, 3/1/2037	3,500	3,534

4.90%, 8/15/2037	12,239	11,804

6.00%, 8/15/2040	11,179	12,012

5.35%, 9/1/2040	12,806	12,847

6.38%, 3/1/2041	2,861	3,174

4.30%, 12/15/2042	3,861	3,382

4.35%, 6/15/2045	4,439	3,878

5.15%, 11/15/2046	3,000	2,933

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Diversified Telecommunication Services — continued

British Telecommunications plc (United Kingdom) 9.63%, 12/15/2030 (f)	879	1,228

Centel Capital Corp. 9.00%, 10/15/2019	4,036	4,171

Deutsche Telekom International Finance BV (Germany)

6.00%, 7/8/2019	1,816	1,836

2.82%, 1/19/2022 (c)	1,100	1,086

3.60%, 1/19/2027 (c)	4,724	4,539

4.88%, 3/6/2042 (c)	2,087	2,082

Qwest Corp. 6.75%, 12/1/2021	7,308	7,782

Telefonica Emisiones SA (Spain) 5.13%, 4/27/2020	4,358	4,452

5.46%, 2/16/2021	2,025	2,109

4.10%, 3/8/2027 (b)	2,784	2,738

4.67%, 3/6/2038	5,130	4,697

Verizon Communications, Inc. 3.38%, 2/15/2025	1,771	1,771

4.13%, 3/16/2027	6,080	6,224

4.33%, 9/21/2028	11,983	12,400

3.88%, 2/8/2029	2,840	2,838

4.02%, 12/3/2029 (c)	22,719	22,557

4.50%, 8/10/2033	12,088	12,382

4.40%, 11/1/2034	27,768	27,796

4.27%, 1/15/2036	3,373	3,305

5.25%, 3/16/2037	2,773	3,019

		261,165

Electric Utilities — 1.2%

Alabama Power Co. 6.13%, 5/15/2038	1,904	2,296

6.00%, 3/1/2039	769	922

4.10%, 1/15/2042	923	883

Appalachian Power Co. Series P, 6.70%, 8/15/2037	3,740	4,530

Arizona Public Service Co. 2.20%, 1/15/2020	748	744

5.05%, 9/1/2041	3,036	3,280

Baltimore Gas & Electric Co. 2.80%, 8/15/2022	4,419	4,333

3.50%, 8/15/2046	3,755	3,335

CenterPoint Energy Houston Electric LLC 3.95%, 3/1/2048	5,049	4,955

China Southern Power Grid International Finance BVI Co. Ltd. (China) 3.50%, 5/8/2027 (c)	10,625	10,330

SEE NOTES TO FINANCIAL STATEMENTS.

32	J.P. MORGAN INCOME FUNDS	FEBRUARY 28, 2019

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Bonds — continued

Electric Utilities — continued

Cleveland Electric Illuminating Co. (The) 3.50%, 4/1/2028 (c)	3,890	3,685

5.95%, 12/15/2036	840	946

Comision Federal de Electricidad (Mexico) 4.88%, 5/26/2021 (c)	4,791	4,862

Commonwealth Edison Co. 3.65%, 6/15/2046	3,615	3,334

Connecticut Light & Power Co. (The) 4.00%, 4/1/2048	4,147	4,138

DTE Electric Co. 2.65%, 6/15/2022	1,687	1,656

Duke Energy Carolinas LLC 6.00%, 1/15/2038	1,397	1,706

4.25%, 12/15/2041	1,228	1,252

Duke Energy Corp. 3.55%, 9/15/2021	2,660	2,688

2.65%, 9/1/2026	1,382	1,287

Duke Energy Indiana LLC 3.75%, 7/15/2020	3,462	3,500

6.35%, 8/15/2038	1,972	2,525

6.45%, 4/1/2039	897	1,129

3.75%, 5/15/2046	4,500	4,217

Duke Energy Ohio, Inc. 3.70%, 6/15/2046	3,297	3,046

Duke Energy Progress LLC 3.00%, 9/15/2021	3,230	3,245

2.80%, 5/15/2022	2,911	2,901

3.25%, 8/15/2025 (b)	2,985	2,993

4.10%, 5/15/2042 (b)	1,886	1,872

4.10%, 3/15/2043	1,569	1,557

4.15%, 12/1/2044	2,258	2,251

3.70%, 10/15/2046	1,616	1,507

Duquesne Light Holdings, Inc. 3.62%, 8/1/2027 (c)	5,170	4,863

Electricite de France SA (France) 6.00%, 1/22/2114 (c)	6,600	6,667

Enel Finance International NV (Italy) 4.63%, 9/14/2025 (c)	3,310	3,312

3.63%, 5/25/2027 (c)	4,590	4,231

3.50%, 4/6/2028 (c)	4,500	4,026

6.00%, 10/7/2039 (b) (c)	897	932

Entergy Arkansas LLC 3.50%, 4/1/2026	2,631	2,621

Entergy Corp. 2.95%, 9/1/2026	2,469	2,313

Entergy Louisiana LLC 2.40%, 10/1/2026	4,979	4,580

3.25%, 4/1/2028	1,551	1,503

3.05%, 6/1/2031	4,606	4,252

4.00%, 3/15/2033	3,430	3,481

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Electric Utilities — continued

Entergy Mississippi LLC 2.85%, 6/1/2028 (b)	3,688	3,459

Evergy, Inc. 4.85%, 6/1/2021	4,351	4,466

Exelon Corp. 3.50%, 6/1/2022 (f)	5,000	4,964

3.40%, 4/15/2026	1,177	1,141

FirstEnergy Corp. Series C, 4.85%, 7/15/2047 (b)	2,015	2,080

Florida Power & Light Co. 5.95%, 2/1/2038	897	1,115

3.95%, 3/1/2048	4,000	3,977

Fortis, Inc. (Canada) 2.10%, 10/4/2021	445	430

3.06%, 10/4/2026	20,000	18,675

Hydro-Quebec (Canada) 9.40%, 2/1/2021	1,614	1,808

Series HY, 8.40%, 1/15/2022	7,174	8,205

Series IO, 8.05%, 7/7/2024	2,642	3,275

Indiana Michigan Power Co. Series J, 3.20%, 3/15/2023	8,609	8,571

ITC Holdings Corp. 2.70%, 11/15/2022	900	873

Jersey Central Power & Light Co. 4.30%, 1/15/2026 (c)	4,240	4,327

6.15%, 6/1/2037	1,740	1,992

John Sevier Combined Cycle Generation LLC 4.63%, 1/15/2042	3,798	4,084

Kansas City Power & Light Co. 3.15%, 3/15/2023	3,255	3,204

5.30%, 10/1/2041	8,968	9,895

Korea Southern Power Co. Ltd. (South Korea) 3.00%, 1/29/2021 (c)	2,906	2,891

Louisville Gas & Electric Co. Series 25, 3.30%, 10/1/2025	2,759	2,739

Massachusetts Electric Co. 4.00%, 8/15/2046 (c)	4,957	4,631

MidAmerican Energy Co. 3.10%, 5/1/2027	464	454

Mid-Atlantic Interstate Transmission LLC 4.10%, 5/15/2028 (c)	4,530	4,519

Nevada Power Co. Series N, 6.65%, 4/1/2036	700	883

5.38%, 9/15/2040	1,287	1,422

5.45%, 5/15/2041	3,354	3,748

New England Power Co. (United Kingdom) 3.80%, 12/5/2047 (c)	3,024	2,760

NextEra Energy Capital Holdings, Inc. 2.40%, 9/15/2019	2,651	2,644

3.55%, 5/1/2027	2,239	2,185

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2019	J.P. MORGAN INCOME FUNDS	33

JPMorgan Core Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2019 (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Bonds — continued

Electric Utilities — continued

Niagara Mohawk Power Corp. 4.88%, 8/15/2019 (c)	1,457	1,470

3.51%, 10/1/2024 (c)	3,051	3,067

Northern States Power Co. 6.25%, 6/1/2036	2,242	2,811

Ohio Edison Co. 6.88%, 7/15/2036	780	970

Oncor Electric Delivery Co. LLC 5.75%, 3/15/2029	1,076	1,258

PacifiCorp 2.95%, 2/1/2022	897	898

3.60%, 4/1/2024	2,765	2,822

4.15%, 2/15/2050	2,300	2,275

PECO Energy Co. 2.38%, 9/15/2022	5,022	4,910

Pennsylvania Electric Co. 3.25%, 3/15/2028 (c)	1,570	1,473

Pepco Holdings LLC 7.45%, 8/15/2032	3,507	4,412

Potomac Electric Power Co. 6.50%, 11/15/2037	1,184	1,486

PPL Capital Funding, Inc. 4.00%, 9/15/2047	2,148	1,926

PPL Electric Utilities Corp. 2.50%, 9/1/2022	1,543	1,507

Progress Energy, Inc. 4.40%, 1/15/2021	3,388	3,464

3.15%, 4/1/2022	3,380	3,365

7.75%, 3/1/2031	1,327	1,759

7.00%, 10/30/2031	2,600	3,303

Public Service Co. of Colorado 3.20%, 11/15/2020	1,040	1,044

3.55%, 6/15/2046	1,175	1,039

Public Service Co. of Oklahoma 5.15%, 12/1/2019	1,242	1,262

4.40%, 2/1/2021	1,761	1,799

Series G, 6.63%, 11/15/2037	3,901	4,832

Public Service Electric & Gas Co. Series I, 1.80%, 6/1/2019	740	738

3.00%, 5/15/2025	6,334	6,209

5.38%, 11/1/2039	1,021	1,169

Southern California Edison Co. 3.88%, 6/1/2021	886	891

1.85%, 2/1/2022	1,052	1,016

Series C, 3.50%, 10/1/2023	2,854	2,804

Series B, 3.65%, 3/1/2028 (b)	4,300	4,118

6.00%, 1/15/2034	895	987

6.05%, 3/15/2039	2,197	2,448

3.90%, 12/1/2041	3,408	2,995

Southern Co. (The) 3.25%, 7/1/2026	3,108	2,963

Southwestern Public Service Co. 4.50%, 8/15/2041	2,700	2,784

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Electric Utilities — continued

State Grid Overseas Investment Ltd. (China) 3.75%, 5/2/2023 (c)	2,000	2,020

Three Gorges Finance I Cayman Islands Ltd. (China) 3.15%, 6/2/2026 (c)	2,482	2,367

Toledo Edison Co. (The) 6.15%, 5/15/2037	5,800	6,849

Union Electric Co. 2.95%, 6/15/2027	2,862	2,763

4.00%, 4/1/2048	1,600	1,570

Virginia Electric & Power Co. 3.45%, 2/15/2024	1,280	1,294

Series A, 3.80%, 4/1/2028	4,865	4,924

Series A, 6.00%, 5/15/2037	2,100	2,517

Xcel Energy, Inc. 3.30%, 6/1/2025	2,600	2,574

6.50%, 7/1/2036	2,328	2,862

4.80%, 9/15/2041	829	844

		362,961

Electrical Equipment — 0.0% (d)

ABB Finance USA, Inc. (Switzerland) 2.88%, 5/8/2022	2,092	2,085

4.38%, 5/8/2042	928	958

Eaton Corp. 7.63%, 4/1/2024	1,794	2,055

4.00%, 11/2/2032	1,247	1,242

		6,340

Electronic Equipment, Instruments & Components — 0.0% (d)

Arrow Electronics, Inc. 4.50%, 3/1/2023	1,595	1,606

3.25%, 9/8/2024	3,162	2,992

3.88%, 1/12/2028	3,541	3,308

		7,906

Energy Equipment & Services — 0.1%

Baker Hughes a GE Co. LLC 5.13%, 9/15/2040	3,910	3,964

Halliburton Co. 3.50%, 8/1/2023	2,882	2,899

4.85%, 11/15/2035	3,583	3,630

7.45%, 9/15/2039	2,200	2,886

7.60%, 8/15/2096 (c)	2,242	2,848

Schlumberger Holdings Corp. 3.63%, 12/21/2022 (c)	6,120	6,218

3.75%, 5/1/2024 (c)	3,461	3,474

4.00%, 12/21/2025 (c)	740	746

Schlumberger Investment SA 3.30%, 9/14/2021 (b) (c)	2,931	2,938

		29,603

SEE NOTES TO FINANCIAL STATEMENTS.

34	J.P. MORGAN INCOME FUNDS	FEBRUARY 28, 2019

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Bonds — continued

Entertainment — 0.3%

21st Century Fox America, Inc. 8.88%, 4/26/2023	942	1,133

9.50%, 7/15/2024	1,525	1,960

7.30%, 4/30/2028	3,946	4,967

7.63%, 11/30/2028	2,690	3,492

6.65%, 11/15/2037	2,690	3,513

6.15%, 2/15/2041	2,337	2,943

NBCUniversal Media LLC 4.38%, 4/1/2021	6,080	6,252

5.95%, 4/1/2041	4,575	5,403

Viacom, Inc. 3.88%, 4/1/2024	5,562	5,561

6.88%, 4/30/2036	3,978	4,532

4.38%, 3/15/2043	6,243	5,380

Walt Disney Co. (The) 1.85%, 7/30/2026	3,829	3,486

3.00%, 7/30/2046	1,190	998

Warner Media LLC 4.75%, 3/29/2021	3,640	3,768

3.55%, 6/1/2024	5,385	5,363

3.60%, 7/15/2025	11,975	11,793

5.38%, 10/15/2041	1,573	1,597

		72,141

Equity Real Estate Investment Trusts (REITs) — 1.0%

Alexandria Real Estate Equities, Inc. 3.90%, 6/15/2023	900	911

American Tower Corp. 5.90%, 11/1/2021	260	276

3.50%, 1/31/2023	5,919	5,914

5.00%, 2/15/2024	4,305	4,563

3.38%, 10/15/2026	4,378	4,185

American Tower Trust #1 3.07%, 3/15/2023 (c)	6,220	6,170

AvalonBay Communities, Inc. 2.85%, 3/15/2023	8,971	8,783

3.90%, 10/15/2046 (b)	1,074	1,003

Boston Properties LP 3.13%, 9/1/2023	3,155	3,114

3.20%, 1/15/2025	4,331	4,212

3.65%, 2/1/2026	3,157	3,109

Brixmor Operating Partnership LP 3.65%, 6/15/2024	2,740	2,675

3.85%, 2/1/2025	5,585	5,458

Crown Castle International Corp. 4.88%, 4/15/2022	5,203	5,416

5.25%, 1/15/2023	2,900	3,062

4.00%, 3/1/2027	2,066	2,030

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Equity Real Estate Investment Trusts (REITs) — continued

Digital Realty Trust LP 3.70%, 8/15/2027	2,507	2,421

Duke Realty LP 3.25%, 6/30/2026	1,814	1,745

EPR Properties 5.25%, 7/15/2023	725	754

4.50%, 6/1/2027	4,787	4,730

4.95%, 4/15/2028 (b)	4,815	4,910

Equity Commonwealth 5.88%, 9/15/2020	9,592	9,806

ERP Operating LP 4.63%, 12/15/2021	2,255	2,342

3.00%, 4/15/2023	7,000	6,949

2.85%, 11/1/2026	3,210	3,060

3.50%, 3/1/2028	2,815	2,785

GAIF Bond Issuer Pty. Ltd. (Australia) 3.40%, 9/30/2026 (c)	7,843	7,428

Goodman US Finance Three LLC (Australia) 3.70%, 3/15/2028 (c)	5,157	4,899

HCP, Inc. 4.20%, 3/1/2024	1,349	1,372

3.88%, 8/15/2024	14,719	14,768

3.40%, 2/1/2025	2,651	2,576

Liberty Property LP 3.25%, 10/1/2026	2,330	2,209

Mid-America Apartments LP 4.00%, 11/15/2025	8,830	8,935

National Retail Properties, Inc. 4.00%, 11/15/2025	5,043	5,059

3.60%, 12/15/2026	5,527	5,380

Office Properties Income Trust 3.75%, 8/15/2019	32,529	32,581

3.60%, 2/1/2020	15,925	15,940

4.00%, 7/15/2022	7,083	6,963

4.25%, 5/15/2024	11,000	10,336

Realty Income Corp. 3.88%, 4/15/2025	6,245	6,331

3.00%, 1/15/2027	2,243	2,115

4.65%, 3/15/2047	3,757	3,922

Scentre Group Trust 1 (Australia) 3.50%, 2/12/2025 (c)	9,910	9,740

Senior Housing Properties Trust 3.25%, 5/1/2019	6,655	6,645

6.75%, 4/15/2020	5,200	5,280

4.75%, 2/15/2028	7,060	6,331

Simon Property Group LP 4.38%, 3/1/2021 (b)	3,138	3,215

4.13%, 12/1/2021	3,838	3,937

3.75%, 2/1/2024	2,090	2,135

3.38%, 10/1/2024	3,410	3,421

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2019	J.P. MORGAN INCOME FUNDS	35

JPMorgan Core Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2019 (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Bonds — continued

Equity Real Estate Investment Trusts (REITs) — continued

SITE Centers Corp. 4.70%, 6/1/2027	2,361	2,390

UDR, Inc. 2.95%, 9/1/2026	3,831	3,596

3.50%, 1/15/2028	1,354	1,299

Ventas Realty LP 3.75%, 5/1/2024	4,032	4,048

3.50%, 2/1/2025	1,929	1,901

4.13%, 1/15/2026	2,746	2,757

3.85%, 4/1/2027	4,308	4,220

Vornado Realty LP 3.50%, 1/15/2025	4,810	4,648

Welltower, Inc. 4.50%, 1/15/2024	4,002	4,142

4.00%, 6/1/2025	5,000	5,044

		305,946

Food & Staples Retailing — 0.1%

CVS Pass-Through Trust 7.51%, 1/10/2032 (c)	5,620	6,577

4.70%, 1/10/2036 (c)	9,662	9,719

Kroger Co. (The) 7.50%, 4/1/2031	7,000	8,528

5.40%, 7/15/2040	829	820

Sysco Corp. 3.55%, 3/15/2025	3,795	3,781

3.75%, 10/1/2025	1,861	1,864

4.45%, 3/15/2048	2,300	2,234

Walgreen Co. 4.40%, 9/15/2042	3,435	3,088

Walgreens Boots Alliance, Inc. 3.80%, 11/18/2024	3,000	3,016

4.50%, 11/18/2034	2,517	2,431

		42,058

Food Products — 0.3%

Bunge Ltd. Finance Corp. 3.50%, 11/24/2020 (b)	1,281	1,279

Campbell Soup Co. 3.95%, 3/15/2025 (b)	9,330	9,127

Cargill, Inc. 3.30%, 3/1/2022 (c)	6,950	6,945

3.25%, 3/1/2023 (c)	1,990	1,991

Conagra Brands, Inc. 4.60%, 11/1/2025	4,260	4,324

5.30%, 11/1/2038	10,080	9,578

General Mills, Inc. 4.00%, 4/17/2025	6,475	6,544

4.20%, 4/17/2028 (b)	4,430	4,479

4.55%, 4/17/2038	1,970	1,866

Kellogg Co. 3.40%, 11/15/2027	2,494	2,335

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Food Products — continued

Kraft Heinz Foods Co. 4.00%, 6/15/2023 (b)	1,215	1,228

6.75%, 3/15/2032 (f)	3,610	4,029

5.00%, 7/15/2035	7,329	6,991

6.88%, 1/26/2039	6,095	6,708

5.00%, 6/4/2042	4,392	3,992

McCormick & Co., Inc. 3.15%, 8/15/2024	2,094	2,039

3.40%, 8/15/2027	1,685	1,614

Mead Johnson Nutrition Co. (United Kingdom) 4.13%, 11/15/2025	993	1,035

4.60%, 6/1/2044	955	982

Tyson Foods, Inc. 3.95%, 8/15/2024	4,951	4,987

4.88%, 8/15/2034	5,000	5,002

Unilever Capital Corp. (United Kingdom) 3.38%, 3/22/2025 (b)	4,100	4,118

		91,193

Gas Utilities — 0.2%

Atmos Energy Corp. 8.50%, 3/15/2019	619	620

4.15%, 1/15/2043	7,215	7,141

4.13%, 10/15/2044	1,750	1,719

4.13%, 3/15/2049	6,000	5,916

Boston Gas Co. 4.49%, 2/15/2042 (c)	2,201	2,200

Brooklyn Union Gas Co. (The) 3.87%, 3/4/2029 (c)	5,620	5,612

4.27%, 3/15/2048 (b) (c)	6,500	6,355

CenterPoint Energy Resources Corp. 4.50%, 1/15/2021 (b)	1,372	1,401

Dominion Energy Gas Holdings LLC 2.80%, 11/15/2020 (b)	2,214	2,203

KeySpan Gas East Corp. 2.74%, 8/15/2026 (c)	4,242	3,974

Korea Gas Corp. (South Korea) 1.88%, 7/18/2021 (c)	4,862	4,716

Southern Natural Gas Co. LLC 8.00%, 3/1/2032	2,103	2,707

4.80%, 3/15/2047 (c)	2,649	2,592

Southwest Gas Corp. 3.80%, 9/29/2046	3,595	3,248

		50,404

Health Care Equipment & Supplies — 0.1%

Abbott Laboratories 3.88%, 9/15/2025 (b)	5,609	5,766

Becton Dickinson and Co. 3.73%, 12/15/2024	710	710

SEE NOTES TO FINANCIAL STATEMENTS.

36	J.P. MORGAN INCOME FUNDS	FEBRUARY 28, 2019

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Bonds — continued

Health Care Equipment & Supplies — continued

Boston Scientific Corp. 3.75%, 3/1/2026	4,665	4,664

4.55%, 3/1/2039	4,415	4,403

Covidien International Finance SA 2.95%, 6/15/2023	1,826	1,816

Danaher Corp. 2.40%, 9/15/2020 (b)	2,500	2,480

Medtronic, Inc. 3.13%, 3/15/2022	2,676	2,690

3.15%, 3/15/2022	704	709

4.38%, 3/15/2035	6,075	6,397

Zimmer Biomet Holdings, Inc. 3.70%, 3/19/2023	2,694	2,680

		32,315

Health Care Providers & Services — 0.6%

Aetna, Inc. 2.80%, 6/15/2023	3,654	3,560

6.75%, 12/15/2037	2,959	3,529

4.50%, 5/15/2042	1,777	1,635

Anthem, Inc. 3.13%, 5/15/2022	4,004	3,995

3.30%, 1/15/2023	2,354	2,358

3.35%, 12/1/2024	6,000	5,949

4.10%, 3/1/2028	5,485	5,555

4.63%, 5/15/2042	3,477	3,468

4.65%, 1/15/2043	3,394	3,390

4.65%, 8/15/2044	4,149	4,138

CVS Health Corp. 4.00%, 12/5/2023	5,196	5,281

4.10%, 3/25/2025	37,097	37,605

3.88%, 7/20/2025	2,500	2,495

4.30%, 3/25/2028	9,692	9,699

4.88%, 7/20/2035	3,500	3,452

4.78%, 3/25/2038	14,326	13,936

5.05%, 3/25/2048	8,427	8,350

CVS Pass-Through Trust Series 2014, 4.16%, 8/11/2036 (c)	1,324	1,278

Express Scripts Holding Co. 3.00%, 7/15/2023	3,693	3,620

3.50%, 6/15/2024	6,120	6,055

4.80%, 7/15/2046	1,904	1,862

HCA, Inc. 5.25%, 6/15/2026	11,400	12,021

Laboratory Corp. of America Holdings 3.20%, 2/1/2022	3,409	3,392

Magellan Health, Inc. 4.40%, 9/22/2024	11,202	10,599

Mayo Clinic Series 2016, 4.13%, 11/15/2052	2,975	2,944

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Health Care Providers & Services — continued

Memorial Sloan-Kettering Cancer Center Series 2015, 4.20%, 7/1/2055	3,335	3,352

Mount Sinai Hospitals Group, Inc. Series 2017, 3.98%, 7/1/2048	2,747	2,568

Providence St Joseph Health Obligated Group Series H, 2.75%, 10/1/2026	2,942	2,736

Quest Diagnostics, Inc. 3.45%, 6/1/2026	1,684	1,614

Texas Health Resources 4.33%, 11/15/2055	4,275	4,333

UnitedHealth Group, Inc. 3.38%, 11/15/2021	5,955	6,023

2.88%, 3/15/2023 (b)	2,690	2,676

4.63%, 7/15/2035	6,229	6,771

		190,239

Hotels, Restaurants & Leisure — 0.0% (d)

McDonald’s Corp. 4.70%, 12/9/2035	6,540	6,729

4.45%, 3/1/2047	3,210	3,131

		9,860

Household Products — 0.1%

Kimberly-Clark Corp. 2.40%, 3/1/2022	1,220	1,203

3.05%, 8/15/2025	2,842	2,794

Procter & Gamble Co. (The) 2.45%, 11/3/2026	7,800	7,430

Reckitt Benckiser Treasury Services plc (United Kingdom) 2.38%, 6/24/2022 (c)	9,000	8,742

		20,169

Independent Power and Renewable Electricity Producers — 0.1%

Exelon Generation Co. LLC 3.40%, 3/15/2022	7,048	7,052

4.25%, 6/15/2022	2,730	2,793

6.25%, 10/1/2039	1,985	2,100

5.75%, 10/1/2041	1,665	1,646

PSEG Power LLC 4.15%, 9/15/2021	2,879	2,906

Southern Power Co. 5.15%, 9/15/2041	7,079	7,034

Tri-State Generation & Transmission Association, Inc. 4.25%, 6/1/2046	3,222	3,000

		26,531

Industrial Conglomerates — 0.1%

General Electric Co. 2.10%, 12/11/2019	1,318	1,308

5.50%, 1/8/2020	5,046	5,145

4.38%, 9/16/2020	3,698	3,750

5.30%, 2/11/2021	459	472

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2019	J.P. MORGAN INCOME FUNDS	37

JPMorgan Core Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2019 (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Bonds — continued

Industrial Conglomerates — continued

4.65%, 10/17/2021	4,892	5,037

2.70%, 10/9/2022	1,523	1,472

3.45%, 5/15/2024	5,886	5,777

5.88%, 1/14/2038	720	754

Roper Technologies, Inc. 3.00%, 12/15/2020	1,261	1,257

		24,972

Insurance — 1.0%

AIA Group Ltd. (Hong Kong) 3.90%, 4/6/2028 (c)	7,190	7,174

AIG SunAmerica Global Financing X 6.90%, 3/15/2032 (c)	8,295	10,659

Allstate Corp. (The) 3.15%, 6/15/2023 (b)	3,650	3,654

American Financial Group, Inc. 3.50%, 8/15/2026	8,175	7,742

American International Group, Inc. 4.13%, 2/15/2024	5,758	5,862

3.75%, 7/10/2025	2,671	2,625

4.20%, 4/1/2028	4,783	4,707

3.88%, 1/15/2035	3,407	3,017

4.70%, 7/10/2035	7,065	6,815

Assurant, Inc. 4.20%, 9/27/2023	8,065	8,110

Athene Global Funding 2.75%, 4/20/2020 (c)	7,740	7,696

4.00%, 1/25/2022 (c)	3,689	3,745

Athene Holding Ltd. 4.13%, 1/12/2028	8,565	7,995

Berkshire Hathaway Finance Corp. 5.75%, 1/15/2040	1,166	1,410

4.40%, 5/15/2042 (b)	13,241	13,729

4.30%, 5/15/2043	2,795	2,856

Chubb INA Holdings, Inc. 2.30%, 11/3/2020	2,420	2,397

2.88%, 11/3/2022	3,418	3,425

CNA Financial Corp. 3.95%, 5/15/2024	2,633	2,631

Dai-ichi Life Insurance Co. Ltd. (The) (Japan) (ICE LIBOR USD 3 Month + 3.66%), 4.00%, 7/24/2026 (c) (e) (g) (h)	9,929	9,502

Great-West Lifeco Finance Delaware LP (Canada) 4.15%, 6/3/2047 (c)	6,230	5,968

Guardian Life Insurance Co. of America (The) 4.85%, 1/24/2077 (b) (c)	1,663	1,670

Harborwalk Funding Trust (ICE LIBOR USD 3 Month + 3.19%), 5.08%, 2/15/2069 (c) (e)	13,980	13,980

Hartford Financial Services Group, Inc. (The) 4.30%, 4/15/2043	7,410	7,121

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Insurance — continued

Jackson National Life Global Funding 3.05%, 4/29/2026 (c)	4,774	4,589

John Hancock Life Insurance Co. 7.38%, 2/15/2024 (c)	1,000	1,150

Liberty Mutual Group, Inc. 4.57%, 2/1/2029 (c)	3,049	3,086

6.50%, 3/15/2035 (c)	6,000	7,030

Liberty Mutual Insurance Co. 8.50%, 5/15/2025 (c)	1,350	1,618

Lincoln National Corp. 4.20%, 3/15/2022	3,761	3,848

4.00%, 9/1/2023	2,753	2,821

3.80%, 3/1/2028 (b)	2,500	2,457

6.15%, 4/7/2036	111	130

Manulife Financial Corp. (Canada) (USD ICE Swap Rate 5 Year + 1.65%), 4.06%, 2/24/2032 (e)	11,200	10,712

Marsh & McLennan Cos., Inc. 2.35%, 3/6/2020	5,001	4,977

Massachusetts Mutual Life Insurance Co. 8.88%, 6/1/2039 (c)	322	490

5.38%, 12/1/2041 (c)	1,767	1,954

MassMutual Global Funding II 2.50%, 10/17/2022 (c)	3,346	3,274

MetLife, Inc. 4.13%, 8/13/2042	2,027	1,953

4.88%, 11/13/2043	2,000	2,143

Metropolitan Life Global Funding I 3.88%, 4/11/2022 (c)	12,858	13,110

New York Life Global Funding 1.95%, 2/11/2020 (c)	1,806	1,793

3.00%, 1/10/2028 (c)	4,854	4,687

OneBeacon US Holdings, Inc. 4.60%, 11/9/2022	8,660	8,744

Pacific Life Insurance Co. (ICE LIBOR USD 3 Month + 2.80%), 4.30%, 10/24/2067 (c) (e)	2,975	2,652

Principal Financial Group, Inc. 3.13%, 5/15/2023	794	785

Principal Life Global Funding II 2.38%, 11/21/2021 (c)	1,200	1,174

Progressive Corp. (The) Series B, (ICE LIBOR USD 3 Month + 2.54%), 5.38%, 3/15/2023 (e) (g) (h)	5,240	5,201

Protective Life Global Funding 2.00%, 9/14/2021 (c)	9,040	8,762

Prudential Financial, Inc. 3.91%, 12/7/2047	9,236	8,505

SEE NOTES TO FINANCIAL STATEMENTS.

38	J.P. MORGAN INCOME FUNDS	FEBRUARY 28, 2019

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Bonds — continued

Insurance — continued

Prudential Insurance Co. of America (The) 8.30%, 7/1/2025 (c)	10,349	12,738

Reliance Standard Life Global Funding II 3.05%, 1/20/2021 (c)	2,597	2,588

Teachers Insurance & Annuity Association of America

4.90%, 9/15/2044 (c)	3,653	3,909

4.27%, 5/15/2047 (b) (c)	5,480	5,395

Torchmark Corp. 4.55%, 9/15/2028	6,840	7,027

		283,792

Internet & Direct Marketing Retail — 0.2%

Amazon.com, Inc. 2.80%, 8/22/2024	10,800	10,716

4.80%, 12/5/2034	8,677	9,677

3.88%, 8/22/2037	9,440	9,415

4.25%, 8/22/2057	10,940	11,089

Booking Holdings, Inc. 2.75%, 3/15/2023	1,923	1,878

3.55%, 3/15/2028	2,870	2,763

		45,538

IT Services — 0.1%

DXC Technology Co. 4.25%, 4/15/2024	3,566	3,563

7.45%, 10/15/2029	2,170	2,644

IBM Credit LLC 2.65%, 2/5/2021 (b)	7,950	7,907

3.00%, 2/6/2023 (b)	10,400	10,339

Western Union Co. (The) 3.60%, 3/15/2022 (b)	9,000	9,078

6.20%, 6/21/2040	1,448	1,377

		34,908

Life Sciences Tools & Services — 0.0% (d)

Thermo Fisher Scientific, Inc. 3.15%, 1/15/2023 (b)	2,995	2,985

3.00%, 4/15/2023 (b)	2,501	2,465

4.15%, 2/1/2024	1,946	2,009

2.95%, 9/19/2026	3,564	3,360

		10,819

Machinery — 0.1%

Caterpillar, Inc. 2.60%, 6/26/2022	1,913	1,885

Illinois Tool Works, Inc. 4.88%, 9/15/2041	758	852

3.90%, 9/1/2042	11,630	11,679

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Machinery — continued

nVent Finance SARL (United Kingdom) 4.55%, 4/15/2028	6,750	6,594

Parker-Hannifin Corp. 4.45%, 11/21/2044	3,759	3,837

4.10%, 3/1/2047	2,527	2,470

Xylem, Inc. 3.25%, 11/1/2026	1,420	1,361

		28,678

Media — 0.7%

CBS Corp. 3.70%, 8/15/2024	5,275	5,241

4.00%, 1/15/2026	4,293	4,247

4.90%, 8/15/2044	2,004	1,900

Charter Communications Operating LLC 4.91%, 7/23/2025	17,182	17,799

6.38%, 10/23/2035	4,374	4,687

5.38%, 4/1/2038	4,923	4,760

Comcast Cable Holdings LLC 10.13%, 4/15/2022	1,614	1,942

Comcast Corp. 3.60%, 3/1/2024	4,708	4,779

3.38%, 8/15/2025	2,773	2,767

3.95%, 10/15/2025	9,556	9,848

3.15%, 3/1/2026	10,162	9,959

3.55%, 5/1/2028	6,115	6,049

4.25%, 1/15/2033	10,484	10,716

4.20%, 8/15/2034 (b)	3,361	3,385

6.50%, 11/15/2035	17,907	21,934

4.60%, 10/15/2038 (b)	11,580	11,907

4.00%, 11/1/2049	5,553	5,157

4.05%, 11/1/2052	2,600	2,411

4.95%, 10/15/2058	14,685	15,584

Cox Communications, Inc. 3.25%, 12/15/2022 (c)	3,027	2,996

3.35%, 9/15/2026 (c)	3,046	2,876

4.80%, 2/1/2035 (c)	5,600	5,056

Discovery Communications LLC 4.38%, 6/15/2021	6,532	6,670

3.95%, 3/20/2028	2,647	2,520

6.35%, 6/1/2040	5,069	5,420

Fox Corp. 4.71%, 1/25/2029 (c)	6,445	6,681

5.58%, 1/25/2049 (c)	1,455	1,536

Grupo Televisa SAB (Mexico) 4.63%, 1/30/2026	1,494	1,492

6.13%, 1/31/2046 (b)	1,332	1,428

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2019	J.P. MORGAN INCOME FUNDS	39

JPMorgan Core Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2019 (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Bonds — continued

Media — continued

Sky Ltd. (United Kingdom) 3.75%, 9/16/2024 (c)	1,654	1,680

TCI Communications, Inc. 7.13%, 2/15/2028	1,199	1,484

Time Warner Cable LLC 4.13%, 2/15/2021	1,928	1,947

6.55%, 5/1/2037	2,327	2,467

7.30%, 7/1/2038	2,197	2,479

6.75%, 6/15/2039	1,794	1,926

5.88%, 11/15/2040	4,125	4,093

5.50%, 9/1/2041	6,940	6,567

Time Warner Entertainment Co. LP 8.38%, 7/15/2033	10,041	12,709

		217,099

Metals & Mining — 0.1%

Anglo American Capital plc (South Africa) 3.63%, 9/11/2024 (b) (c)	3,283	3,190

4.50%, 3/15/2028 (c)	8,000	7,789

Barrick Gold Corp. (Canada) 6.45%, 10/15/2035	1,767	2,030

BHP Billiton Finance USA Ltd. (Australia) 5.00%, 9/30/2043	1,600	1,823

Glencore Funding LLC (Switzerland) 4.63%, 4/29/2024 (c)	1,967	2,001

Nucor Corp. 4.00%, 8/1/2023	3,284	3,382

6.40%, 12/1/2037	4,465	5,429

Vale Canada Ltd. (Brazil) 7.20%, 9/15/2032	5,579	5,830

Vale Overseas Ltd. (Brazil) 6.25%, 8/10/2026 (b)	1,682	1,777

6.88%, 11/21/2036 (b)	2,846	3,089

		36,340

Multiline Retail — 0.0% (d)

Dollar General Corp. 4.13%, 5/1/2028	5,750	5,715

Nordstrom, Inc. 4.00%, 10/15/2021	3,458	3,512

Target Corp. 2.50%, 4/15/2026	2,565	2,440

		11,667

Multi-Utilities — 0.3%

CMS Energy Corp. 3.88%, 3/1/2024	4,360	4,399

3.00%, 5/15/2026	3,458	3,302

2.95%, 2/15/2027	2,426	2,256

3.45%, 8/15/2027 (b)	1,250	1,221

Consolidated Edison Co. of New York, Inc.

5.70%, 6/15/2040	2,760	3,206

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Multi-Utilities — continued

Series 2017, 3.88%, 6/15/2047 (b)	3,355	3,123

4.50%, 5/15/2058	1,724	1,705

Consumers Energy Co. 2.85%, 5/15/2022	1,343	1,338

3.25%, 8/15/2046	2,150	1,890

Delmarva Power & Light Co. 4.00%, 6/1/2042	1,478	1,409

Dominion Energy, Inc.

Series B, 2.75%, 1/15/2022	3,973	3,904

Series D, 2.85%, 8/15/2026	1,927	1,797

Series F, 5.25%, 8/1/2033	5,067	5,517

7.00%, 6/15/2038	1,076	1,341

Series C, 4.90%, 8/1/2041	1,840	1,882

DTE Energy Co. Series F, 3.85%, 12/1/2023	1,400	1,420

New York State Electric & Gas Corp. 3.25%, 12/1/2026 (c)	2,326	2,272

NiSource, Inc. 3.85%, 2/15/2023	2,457	2,482

6.25%, 12/15/2040	4,380	5,125

5.80%, 2/1/2042	6,726	7,404

San Diego Gas & Electric Co. 6.00%, 6/1/2026	1,852	2,050

Series FFF, 6.13%, 9/15/2037	973	1,113

3.95%, 11/15/2041	2,690	2,400

Sempra Energy 4.05%, 12/1/2023	2,348	2,353

Southern Co. Gas Capital Corp. 3.50%, 9/15/2021	4,609	4,625

2.45%, 10/1/2023	1,889	1,791

3.25%, 6/15/2026 (b)	1,690	1,598

5.88%, 3/15/2041	10,518	11,984

4.40%, 6/1/2043	1,392	1,339

3.95%, 10/1/2046	2,136	1,903

WEC Energy Group, Inc. 3.55%, 6/15/2025 (b)	7,009	7,019

		95,168

Oil, Gas & Consumable Fuels — 2.2%

Anadarko Finance Co. Series B, 7.50%, 5/1/2031	1,794	2,171

Anadarko Holding Co. 7.15%, 5/15/2028	1,480	1,681

Anadarko Petroleum Corp. 8.70%, 3/15/2019	3,226	3,232

Andeavor Logistics LP 5.25%, 1/15/2025	4,015	4,083

ANR Pipeline Co. 9.63%, 11/1/2021	2,933	3,392

Apache Corp. 3.25%, 4/15/2022	671	665

6.00%, 1/15/2037	1,584	1,642

4.75%, 4/15/2043	3,611	3,274

SEE NOTES TO FINANCIAL STATEMENTS.

40	J.P. MORGAN INCOME FUNDS	FEBRUARY 28, 2019

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Bonds — continued

Oil, Gas & Consumable Fuels — continued

APT Pipelines Ltd. (Australia) 4.20%, 3/23/2025 (c)	2,000	2,008

4.25%, 7/15/2027 (c)	7,325	7,277

BG Energy Capital plc (United Kingdom) 5.13%, 10/15/2041 (c)	1,552	1,682

BP Capital Markets America, Inc. 3.25%, 5/6/2022	2,273	2,289

3.22%, 4/14/2024 (b)	17,699	17,773

3.41%, 2/11/2026	8,485	8,469

3.02%, 1/16/2027	10,588	10,182

BP Capital Markets plc (United Kingdom) 2.24%, 5/10/2019	5,200	5,197

3.81%, 2/10/2024	7,135	7,323

3.51%, 3/17/2025	4,509	4,544

3.28%, 9/19/2027	2,479	2,432

Buckeye Partners LP 4.88%, 2/1/2021	2,500	2,544

3.95%, 12/1/2026	1,012	946

5.85%, 11/15/2043	11,805	11,111

5.60%, 10/15/2044	6,000	5,536

Canadian Natural Resources Ltd. (Canada) 3.90%, 2/1/2025	3,463	3,473

7.20%, 1/15/2032	359	437

6.45%, 6/30/2033	6,527	7,567

5.85%, 2/1/2035	671	733

6.75%, 2/1/2039	1,794	2,159

Cenovus Energy, Inc. (Canada) 5.25%, 6/15/2037	2,048	1,907

6.75%, 11/15/2039	10,996	11,613

4.45%, 9/15/2042	1,000	834

Chevron Corp. 2.36%, 12/5/2022	2,725	2,677

2.57%, 5/16/2023	11,130	10,977

2.90%, 3/3/2024	5,912	5,892

CNOOC Finance 2015 Australia Pty. Ltd. (China) 2.63%, 5/5/2020	11,698	11,605

CNOOC Nexen Finance 2014 ULC (China) 4.25%, 4/30/2024	11,233	11,570

Ecopetrol SA (Colombia) 5.88%, 9/18/2023	2,575	2,762

4.13%, 1/16/2025 (b)	3,333	3,310

5.38%, 6/26/2026 (b)	5,409	5,677

Enable Midstream Partners LP 4.40%, 3/15/2027	2,695	2,585

4.95%, 5/15/2028	4,315	4,300

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Oil, Gas & Consumable Fuels — continued

Enbridge, Inc. (Canada) 3.70%, 7/15/2027 (b)	2,692	2,642

4.50%, 6/10/2044	3,980	3,905

(ICE LIBOR USD 3 Month + 3.64%), 6.25%, 3/1/2078 (e)	6,000	5,902

Encana Corp. (Canada) 6.50%, 5/15/2019	2,090	2,104

8.13%, 9/15/2030	1,485	1,824

7.38%, 11/1/2031	4,761	5,648

6.50%, 8/15/2034	1,000	1,141

Energy Transfer Operating LP 3.60%, 2/1/2023	6,304	6,277

4.90%, 2/1/2024	2,440	2,538

4.05%, 3/15/2025	6,594	6,545

4.75%, 1/15/2026	3,400	3,463

7.50%, 7/1/2038	2,695	3,165

6.05%, 6/1/2041	4,475	4,562

6.50%, 2/1/2042	8,569	9,291

Eni SpA (Italy)

Series X-R, 4.00%, 9/12/2023 (c)	3,145	3,179

5.70%, 10/1/2040 (c)	4,843	4,985

Eni USA, Inc. (United Kingdom) 7.30%, 11/15/2027	4,040	4,792

EnLink Midstream Partners LP 2.70%, 4/1/2019	3,545	3,545

4.15%, 6/1/2025	7,000	6,667

Enterprise Products Operating LLC 3.90%, 2/15/2024	2,687	2,752

3.75%, 2/15/2025	2,600	2,633

3.70%, 2/15/2026	3,040	3,044

3.95%, 2/15/2027	2,705	2,747

Series D, 6.88%, 3/1/2033	2,376	2,896

Series H, 6.65%, 10/15/2034	515	628

Series J, 5.75%, 3/1/2035	2,509	2,699

7.55%, 4/15/2038	900	1,180

5.95%, 2/1/2041	1,259	1,441

5.10%, 2/15/2045	1,758	1,853

4.95%, 10/15/2054	1,189	1,192

EOG Resources, Inc. 4.10%, 2/1/2021	4,753	4,843

EQT Corp. 3.90%, 10/1/2027	4,517	4,097

Equinor ASA (Norway) 3.15%, 1/23/2022	3,320	3,350

2.45%, 1/17/2023	2,430	2,391

2.65%, 1/15/2024	5,765	5,671

3.25%, 11/10/2024	3,461	3,496

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2019	J.P. MORGAN INCOME FUNDS	41

JPMorgan Core Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2019 (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Bonds — continued

Oil, Gas & Consumable Fuels — continued

Exxon Mobil Corp. 2.73%, 3/1/2023	2,000	1,990

4.11%, 3/1/2046	2,726	2,838

Husky Energy, Inc. (Canada) 6.15%, 6/15/2019	1,036	1,045

Kerr-McGee Corp. 6.95%, 7/1/2024	1,103	1,244

7.88%, 9/15/2031	8,707	10,763

Kinder Morgan, Inc. 4.30%, 3/1/2028	13,000	13,119

5.20%, 3/1/2048	6,000	6,073

Magellan Midstream Partners LP 3.20%, 3/15/2025	2,338	2,224

4.20%, 12/1/2042	2,987	2,627

5.15%, 10/15/2043	7,133	7,383

Marathon Oil Corp. 2.80%, 11/1/2022	5,517	5,364

Marathon Petroleum Corp. 3.63%, 9/15/2024	3,980	3,937

MPLX LP 4.88%, 12/1/2024	6,360	6,640

4.13%, 3/1/2027	3,626	3,554

4.80%, 2/15/2029	3,344	3,428

4.50%, 4/15/2038	2,033	1,871

5.20%, 3/1/2047	2,341	2,283

Noble Energy, Inc. 6.00%, 3/1/2041	4,810	4,994

Occidental Petroleum Corp. 4.20%, 3/15/2048	12,635	12,690

ONEOK Partners LP 8.63%, 3/1/2019	3,000	3,000

3.38%, 10/1/2022 (b)	1,164	1,164

5.00%, 9/15/2023	2,576	2,679

4.90%, 3/15/2025 (b)	13,625	14,175

6.65%, 10/1/2036	1,825	2,027

Petro-Canada (Canada) 6.80%, 5/15/2038	3,677	4,529

Petroleos Mexicanos (Mexico) 6.38%, 2/4/2021 (b)	4,385	4,511

4.63%, 9/21/2023 (b)	9,775	9,347

4.88%, 1/18/2024	2,165	2,069

6.50%, 3/13/2027	20,000	19,310

5.35%, 2/12/2028	2,547	2,268

6.63%, 6/15/2035	4,700	4,254

6.38%, 1/23/2045	4,650	3,911

6.75%, 9/21/2047 (b)	12,012	10,414

6.35%, 2/12/2048	6,491	5,377

Phillips 66 4.30%, 4/1/2022	1,181	1,221

3.90%, 3/15/2028 (b)	3,955	3,933

4.88%, 11/15/2044	665	693

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Oil, Gas & Consumable Fuels — continued

Phillips 66 Partners LP 3.55%, 10/1/2026	1,453	1,392

4.90%, 10/1/2046	3,078	3,044

Plains All American Pipeline LP 3.60%, 11/1/2024	7,000	6,827

4.65%, 10/15/2025	6,535	6,671

4.90%, 2/15/2045 (b)	1,221	1,121

Spectra Energy Partners LP 3.50%, 3/15/2025	4,750	4,682

5.95%, 9/25/2043	1,801	1,990

4.50%, 3/15/2045	1,866	1,816

Suncor Energy, Inc. (Canada) 5.95%, 12/1/2034	11,584	13,165

Sunoco Logistics Partners Operations LP 4.65%, 2/15/2022	600	618

5.95%, 12/1/2025	1,814	1,965

3.90%, 7/15/2026	4,366	4,234

6.10%, 2/15/2042	7,220	7,396

5.30%, 4/1/2044	1,840	1,726

5.35%, 5/15/2045	6,969	6,572

TC PipeLines LP 3.90%, 5/25/2027	2,870	2,758

Texas Eastern Transmission LP 2.80%, 10/15/2022 (c)	6,209	6,023

3.50%, 1/15/2028 (c)	908	870

Total Capital International SA (France) 2.75%, 6/19/2021	5,000	4,996

3.70%, 1/15/2024	5,675	5,815

3.75%, 4/10/2024 (b)	1,989	2,046

3.46%, 2/19/2029	3,040	3,032

TransCanada PipeLines Ltd. (Canada) 4.88%, 1/15/2026	4,155	4,391

6.20%, 10/15/2037	6,345	7,308

4.75%, 5/15/2038	7,750	7,841

Valero Energy Corp. 7.50%, 4/15/2032	1,545	1,920

Western Midstream Operating LP 4.00%, 7/1/2022	607	610

3.95%, 6/1/2025	1,228	1,188

4.50%, 3/1/2028	1,626	1,574

5.45%, 4/1/2044	1,855	1,708

5.30%, 3/1/2048	3,868	3,541

Williams Cos., Inc. (The) 3.90%, 1/15/2025	3,506	3,513

4.85%, 3/1/2048	5,487	5,250

		645,171

SEE NOTES TO FINANCIAL STATEMENTS.

42	J.P. MORGAN INCOME FUNDS	FEBRUARY 28, 2019

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Bonds — continued

Pharmaceuticals — 0.3%

Allergan Funding SCS 3.45%, 3/15/2022	5,743	5,718

3.85%, 6/15/2024 (b)	3,041	3,029

Allergan, Inc. 3.38%, 9/15/2020	3,111	3,113

2.80%, 3/15/2023	3,954	3,811

Bayer US Finance II LLC (Germany) 4.70%, 7/15/2064 (c)	2,459	1,938

Bayer US Finance LLC (Germany) 2.38%, 10/8/2019 (c)	2,991	2,978

Eli Lilly & Co. 4.15%, 3/15/2059	7,175	7,005

GlaxoSmithKline Capital plc (United Kingdom) 2.85%, 5/8/2022	2,780	2,772

GlaxoSmithKline Capital, Inc. (United Kingdom) 6.38%, 5/15/2038	1,883	2,391

Johnson & Johnson 4.38%, 12/5/2033	1,948	2,097

3.40%, 1/15/2038	7,129	6,798

Merck & Co., Inc. 2.80%, 5/18/2023	4,572	4,541

3.70%, 2/10/2045	2,100	2,000

Mylan NV 3.95%, 6/15/2026 (b)	4,153	3,873

Mylan, Inc. 3.13%, 1/15/2023 (c)	3,886	3,736

5.40%, 11/29/2043	1,800	1,590

Novartis Capital Corp. (Switzerland) 3.00%, 11/20/2025 (b)	3,294	3,275

Pfizer, Inc. 3.00%, 12/15/2026	9,150	8,926

Shire Acquisitions Investments Ireland DAC 2.88%, 9/23/2023	4,909	4,736

3.20%, 9/23/2026	12,821	12,022

Wyeth LLC 6.45%, 2/1/2024	708	817

		87,166

Real Estate Management & Development — 0.0% (d)

Ontario Teachers’ Cadillac Fairview Properties Trust (Canada)

3.13%, 3/20/2022 (c)	6,257	6,208

3.88%, 3/20/2027 (c)	6,562	6,542

		12,750

Road & Rail — 0.4%

Burlington Northern Santa Fe LLC 3.45%, 9/15/2021	1,865	1,884

3.05%, 3/15/2022	3,821	3,827

3.00%, 3/15/2023	1,794	1,792

3.75%, 4/1/2024	2,365	2,437

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Road & Rail — continued

6.70%, 8/1/2028	538	664

7.29%, 6/1/2036	1,166	1,550

5.75%, 5/1/2040	3,244	3,904

5.40%, 6/1/2041	9,266	10,668

4.40%, 3/15/2042 (b)	2,010	2,072

4.38%, 9/1/2042	4,018	4,141

5.15%, 9/1/2043	3,380	3,831

4.70%, 9/1/2045	3,150	3,395

Cie de Chemin de Fer Canadien Pacifique (Canada) 4.50%, 1/15/2022	4,200	4,316

7.13%, 10/15/2031	1,345	1,712

6.13%, 9/15/2115	4,888	5,684

CSX Corp. 4.25%, 3/15/2029	5,700	5,865

5.50%, 4/15/2041	3,498	3,889

4.75%, 5/30/2042	1,516	1,559

ERAC USA Finance LLC 5.25%, 10/1/2020 (c)	2,388	2,458

4.50%, 8/16/2021 (c)	3,474	3,561

2.60%, 12/1/2021 (c)	3,010	2,940

6.70%, 6/1/2034 (c)	4,417	5,263

7.00%, 10/15/2037 (c)	425	522

5.63%, 3/15/2042 (c)	3,104	3,353

JB Hunt Transport Services, Inc. 3.88%, 3/1/2026	8,420	8,396

Norfolk Southern Corp. 3.25%, 12/1/2021	4,957	4,962

2.90%, 2/15/2023	2,558	2,531

5.59%, 5/17/2025	51	57

3.95%, 10/1/2042	2,888	2,706

4.05%, 8/15/2052	5,192	4,806

Penske Truck Leasing Co. LP 4.13%, 8/1/2023 (c)	5,795	5,841

3.95%, 3/10/2025 (c)	3,095	3,052

4.20%, 4/1/2027 (c)	2,525	2,464

Ryder System, Inc.

2.50%, 5/11/2020	4,930	4,895

2.88%, 9/1/2020	3,451	3,441

Union Pacific Corp. 4.10%, 9/15/2067	1,962	1,693

		126,131

Semiconductors & Semiconductor Equipment — 0.2%

Analog Devices, Inc. 3.13%, 12/5/2023	2,317	2,268

4.50%, 12/5/2036	2,505	2,379

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2019	J.P. MORGAN INCOME FUNDS	43

JPMorgan Core Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2019 (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Bonds — continued

Semiconductors & Semiconductor Equipment — continued

Broadcom Corp. 3.63%, 1/15/2024	14,519	14,110

3.88%, 1/15/2027	6,459	5,983

Intel Corp. 3.70%, 7/29/2025	4,598	4,730

3.15%, 5/11/2027 (b)	2,570	2,550

4.00%, 12/15/2032	8,173	8,682

3.73%, 12/8/2047	3,364	3,230

QUALCOMM, Inc. 2.60%, 1/30/2023	1,160	1,127

2.90%, 5/20/2024	1,400	1,354

3.25%, 5/20/2027	5,809	5,492

		51,905

Software — 0.5%

Microsoft Corp. 2.38%, 5/1/2023 (b)	3,808	3,758

2.88%, 2/6/2024	21,453	21,459

3.30%, 2/6/2027	7,198	7,239

3.50%, 2/12/2035	3,459	3,383

4.20%, 11/3/2035	3,974	4,206

4.10%, 2/6/2037	10,421	10,921

4.50%, 10/1/2040	1,089	1,185

4.00%, 2/12/2055	3,620	3,606

4.75%, 11/3/2055	4,348	4,920

4.50%, 2/6/2057	9,023	9,779

Oracle Corp. 2.50%, 5/15/2022	4,115	4,062

2.40%, 9/15/2023	7,023	6,825

2.95%, 11/15/2024	11,020	10,874

2.95%, 5/15/2025 (b)	14,625	14,359

4.30%, 7/8/2034 (b)	8,219	8,555

3.90%, 5/15/2035 (b)	4,170	4,091

3.85%, 7/15/2036	7,260	7,035

6.13%, 7/8/2039	2,300	2,847

4.38%, 5/15/2055	10,500	10,468

VMware, Inc. 2.95%, 8/21/2022	10,109	9,899

		149,471

Specialty Retail — 0.1%

Home Depot, Inc. (The) 2.63%, 6/1/2022	7,447	7,405

2.13%, 9/15/2026	5,242	4,847

4.20%, 4/1/2043	5,037	5,085

Lowe’s Cos., Inc. 3.38%, 9/15/2025	1,820	1,775

4.65%, 4/15/2042	3,901	3,772

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Specialty Retail — continued

O’Reilly Automotive, Inc. 3.60%, 9/1/2027	4,715	4,573

		27,457

Technology Hardware, Storage & Peripherals — 0.4%

Apple, Inc. 3.00%, 2/9/2024	15,808	15,839

2.85%, 5/11/2024	10,010	9,937

2.75%, 1/13/2025	8,545	8,388

3.20%, 5/13/2025	12,828	12,867

3.25%, 2/23/2026	798	799

2.45%, 8/4/2026 (b)	5,261	4,991

3.35%, 2/9/2027	10,231	10,228

3.20%, 5/11/2027	5,685	5,615

3.00%, 6/20/2027	2,880	2,805

2.90%, 9/12/2027 (b)	7,978	7,699

4.50%, 2/23/2036	4,257	4,581

3.45%, 2/9/2045	4,375	3,954

3.85%, 8/4/2046 (b)	3,512	3,381

3.75%, 9/12/2047	13,570	12,777

Dell International LLC 6.02%, 6/15/2026 (c)	13,908	14,749

		118,610

Thrifts & Mortgage Finance — 0.1%

BPCE SA (France) 2.50%, 7/15/2019	1,085	1,082

4.63%, 7/11/2024 (c)	11,600	11,574

3.38%, 12/2/2026 (b)	4,230	4,087

Nationwide Building Society (United Kingdom) 6.25%, 2/25/2020 (c)	2,950	3,040

		19,783

Tobacco — 0.0% (d)

BAT Capital Corp. (United Kingdom) 4.39%, 8/15/2037	7,130	5,951

Trading Companies & Distributors — 0.2%

Air Lease Corp. 3.25%, 3/1/2025	6,266	5,926

Aircastle Ltd. 4.40%, 9/25/2023	8,915	8,871

Aviation Capital Group LLC 3.88%, 5/1/2023 (c)	7,665	7,579

3.50%, 11/1/2027 (b) (c)	8,105	7,528

BOC Aviation Ltd. (Singapore) 2.75%, 9/18/2022 (c)	3,000	2,894

International Lease Finance Corp. 8.63%, 1/15/2022 (b)	11,894	13,381

5.88%, 8/15/2022	3,867	4,111

WW Grainger, Inc. 4.60%, 6/15/2045	4,364	4,503

		54,793

SEE NOTES TO FINANCIAL STATEMENTS.

44	J.P. MORGAN INCOME FUNDS	FEBRUARY 28, 2019

INVESTMENTS	PRINCIPAL AMOUNT ($000)		VALUE ($000)
Corporate Bonds — continued

Water Utilities — 0.0% (d)

American Water Capital Corp. 3.40%, 3/1/2025	5,248		5,227

6.59%, 10/15/2037	3,354		4,261

4.00%, 12/1/2046	2,241		2,138

			11,626

Wireless Telecommunication Services — 0.1%

America Movil SAB de CV (Mexico)

3.13%, 7/16/2022	3,250		3,234

6.13%, 3/30/2040	2,457		2,970

Sprint Spectrum Co. LLC 3.36%, 9/20/2021 (c) (f)	13,073		13,007

Vodafone Group plc (United Kingdom) 4.13%, 5/30/2025	7,003		7,024

5.00%, 5/30/2038	9,519		9,054

5.25%, 5/30/2048	7,449		7,113

			42,402

Total Corporate Bonds (Cost $6,705,874)			6,662,984

Mortgage-Backed Securities — 15.2%

FHLMC

Pool # 846489, ARM, 4.20%, 7/1/2019 (i)	—	(j)	—	(j)

Pool # 785618, ARM, 4.25%, 7/1/2026 (i)	31		31

Pool # 611141, ARM, 4.47%, 1/1/2027 (i)	52		53

Pool # 846812, ARM, 4.55%, 4/1/2030 (i)	13		14

Pool # 789758, ARM, 4.73%, 9/1/2032 (i)	42		44

Pool # 847621, ARM, 4.29%, 5/1/2033 (i)	1,459		1,533

Pool # 781087, ARM, 4.73%, 12/1/2033 (i)	193		203

Pool # 1B1665, ARM, 4.07%, 4/1/2034 (i)	222		232

Pool # 782870, ARM, 4.68%, 9/1/2034 (i)	879		927

Pool # 782980, ARM, 4.93%, 1/1/2035 (i)	453		476

Pool # 782979, ARM, 4.95%, 1/1/2035 (i)	1,082		1,137

Pool # 1G3591, ARM, 4.42%, 8/1/2035 (i)	54		56

Pool # 1Q0007, ARM, 4.79%, 12/1/2035 (i)	280		295

Pool # 1Q0025, ARM, 4.58%, 2/1/2036 (i)	160		167

Pool # 848431, ARM, 4.60%, 2/1/2036 (i)	646		678

Pool # 1G1861, ARM, 4.04%, 3/1/2036 (i)	727		770

Pool # 1J1380, ARM, 5.26%, 3/1/2036 (i)	473		505

Pool # 1L1286, ARM, 4.12%, 5/1/2036 (i)	475		501

Pool # 1H2618, ARM, 4.18%, 5/1/2036 (i)	712		752

Pool # 1G2415, ARM, 4.69%, 5/1/2036 (i)	159		170

Pool # 1G2557, ARM, 4.32%, 6/1/2036 (i)	2,091		2,203

Pool # 848068, ARM, 4.57%, 6/1/2036 (i)	685		721

Pool # 1H2623, ARM, 4.35%, 7/1/2036 (i)	252		264

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Pool # 848365, ARM, 4.41%, 7/1/2036 (i)	380	400

Pool # 1A1082, ARM, 4.51%, 7/1/2036 (i)	355	369

Pool # 1N0206, ARM, 4.18%, 8/1/2036 (i)	1,576	1,636

Pool # 1A1085, ARM, 4.34%, 8/1/2036 (i)	418	435

Pool # 1N0189, ARM, 4.44%, 8/1/2036 (i)	36	38

Pool # 1Q0105, ARM, 4.48%, 9/1/2036 (i)	755	791

Pool # 1B7242, ARM, 4.51%, 9/1/2036 (i)	987	1,039

Pool # 1N0249, ARM, 4.25%, 10/1/2036 (i)	443	459

Pool # 1A1096, ARM, 4.26%, 10/1/2036 (i)	803	835

Pool # 1A1097, ARM, 4.29%, 10/1/2036 (i)	414	431

Pool # 1G2539, ARM, 4.34%, 10/1/2036 (i)	381	403

Pool # 1K0046, ARM, 4.73%, 10/1/2036 (i)	572	604

Pool # 1J1348, ARM, 5.02%, 10/1/2036 (i)	222	235

Pool # 1J1378, ARM, 4.52%, 11/1/2036 (i)	766	800

Pool # 1Q0737, ARM, 4.54%, 11/1/2036 (i)	454	476

Pool # 782760, ARM, 4.56%, 11/1/2036 (i)	1,295	1,363

Pool # 1G2671, ARM, 4.63%, 11/1/2036 (i)	148	155

Pool # 848115, ARM, 4.74%, 11/1/2036 (i)	389	409

Pool # 1J1419, ARM, 4.43%, 12/1/2036 (i)	2,366	2,465

Pool # 1J1634, ARM, 4.46%, 12/1/2036 (i)	1,486	1,552

Pool # 1J1418, ARM, 4.61%, 12/1/2036 (i)	61	64

Pool # 1G1386, ARM, 4.97%, 12/1/2036 (i)	1,069	1,130

Pool # 1J1399, ARM, 5.00%, 12/1/2036 (i)	18	19

Pool # 1N1511, ARM, 4.16%, 1/1/2037 (i)	133	138

Pool # 1G1478, ARM, 5.06%, 1/1/2037 (i)	313	331

Pool # 1J1516, ARM, 4.24%, 2/1/2037 (i)	84	88

Pool # 1J1543, ARM, 4.40%, 2/1/2037 (i)	98	104

Pool # 1G1554, ARM, 4.45%, 2/1/2037 (i)	457	480

Pool # 1N0353, ARM, 4.85%, 2/1/2037 (i)	751	790

Pool # 1J0282, ARM, 4.92%, 2/1/2037 (i)	42	44

Pool # 1J1526, ARM, 4.35%, 3/1/2037 (i)	111	116

Pool # 1Q0739, ARM, 4.61%, 3/1/2037 (i)	1,320	1,379

Pool # 1B7303, ARM, 4.87%, 3/1/2037 (i)	150	158

Pool # 1J1564, ARM, 4.08%, 4/1/2037 (i)	415	436

Pool # 1J0399, ARM, 4.91%, 4/1/2037 (i)	18	18

Pool # 1Q0697, ARM, 4.08%, 5/1/2037 (i)	731	755

Pool # 1Q0783, ARM, 4.42%, 5/1/2037 (i)	1,120	1,185

Pool # 1N1477, ARM, 4.51%, 5/1/2037 (i)	276	290

Pool # 1A1193, ARM, 4.55%, 5/1/2037 (i)	514	539

Pool # 1J1621, ARM, 4.56%, 5/1/2037 (i)	519	552

Pool # 1N1463, ARM, 4.64%, 5/1/2037 (i)	46	49

Pool # 1J1740, ARM, 4.83%, 6/1/2037 (i)	194	203

Pool # 1J0533, ARM, 4.52%, 7/1/2037 (i)	109	114

Pool # 1J2945, ARM, 4.50%, 11/1/2037 (i)	48	50

Pool # 1Q0722, ARM, 4.64%, 4/1/2038 (i)	459	486

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2019	J.P. MORGAN INCOME FUNDS	45

JPMorgan Core Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2019 (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($000)		VALUE ($000)
Mortgage-Backed Securities — continued

Pool # 1Q0789, ARM, 4.30%, 5/1/2038 (i)	277		293

Pool # 848699, ARM, 4.55%, 7/1/2040 (i)	519		543

FHLMC Gold Pools, 15 Year, Single Family

Pool # G11694, 6.50%, 9/1/2019	1		1

Pool # G11805, 5.50%, 12/1/2019	3		3

Pool # G13033, 6.00%, 2/1/2020	1		1

Pool # G11954, 5.50%, 4/1/2020	4		4

Pool # G11816, 5.50%, 6/1/2020	—	(j)	—	(j)

Pool # G11771, 6.00%, 6/1/2020	9		9

Pool # G11761, 6.00%, 8/1/2020	9		9

Pool # G12906, 6.00%, 7/1/2021	1		1

Pool # G13073, 6.00%, 7/1/2021	24		25

Pool # G13012, 6.00%, 3/1/2022	2		2

Pool # G12825, 6.50%, 3/1/2022	17		17

Pool # G13603, 5.50%, 2/1/2024	70		72

FHLMC Gold Pools, 20 Year, Single Family

Pool # C91158, 6.50%, 1/1/2028	378		411

Pool # C91417, 3.50%, 1/1/2032	5,227		5,309

Pool # C91403, 3.50%, 3/1/2032	2,143		2,176

FHLMC Gold Pools, 30 Year, Single Family

Pool # A01047, 8.00%, 7/1/2020	—	(j)	—	(j)

Pool # G00245, 8.00%, 8/1/2024	5		5

Pool # C00376, 8.00%, 11/1/2024	3		3

Pool # C00414, 7.50%, 8/1/2025	9		10

Pool # C00452, 7.00%, 4/1/2026	11		12

Pool # G00981, 8.50%, 7/1/2028	24		28

Pool # G02210, 7.00%, 12/1/2028	395		445

Pool # C47315, 6.50%, 8/1/2029	767		848

Pool # G03029, 6.00%, 10/1/2029	122		133

Pool # A88871, 7.00%, 1/1/2031	319		352

Pool # C68485, 7.00%, 7/1/2032	29		32

Pool # G01448, 7.00%, 8/1/2032	45		51

Pool # C75791, 5.50%, 1/1/2033	720		782

Pool # A13625, 5.50%, 10/1/2033	362		396

Pool # A16107, 6.00%, 12/1/2033	113		121

Pool # G01864, 5.00%, 1/1/2034	272		291

Pool # A17537, 6.00%, 1/1/2034	247		273

Pool # A23139, 5.00%, 6/1/2034	758		811

Pool # A61572, 5.00%, 9/1/2034	758		812

Pool # A28796, 6.50%, 11/1/2034	95		108

Pool # G03369, 6.50%, 1/1/2035	849		945

Pool # A70350, 5.00%, 3/1/2035	330		352

Pool # A46987, 5.50%, 7/1/2035	776		842

Pool # G05713, 6.50%, 12/1/2035	571		645

Pool # G03777, 5.00%, 11/1/2036	693		741

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Pool # C02660, 6.50%, 11/1/2036	215	246

Pool # G02427, 5.50%, 12/1/2036	338	368

Pool # A57681, 6.00%, 12/1/2036	75	82

Pool # G02682, 7.00%, 2/1/2037	72	83

Pool # G04949, 6.50%, 11/1/2037	381	429

Pool # G03666, 7.50%, 1/1/2038	574	671

Pool # G04952, 7.50%, 1/1/2038	347	406

Pool # G04077, 6.50%, 3/1/2038	512	582

Pool # G05671, 5.50%, 8/1/2038	706	768

Pool # G05190, 7.50%, 9/1/2038	279	314

Pool # C03466, 5.50%, 3/1/2040	237	256

Pool # A93383, 5.00%, 8/1/2040	3,155	3,382

Pool # A93511, 5.00%, 8/1/2040	12,329	13,217

Pool # G06493, 4.50%, 5/1/2041	17,808	18,728

Pool # V80351, 3.00%, 8/1/2043	25,959	25,523

Pool # Q57995, 5.00%, 8/1/2048	25,510	27,107

FHLMC Gold Pools, Other

Pool # G80341, 10.00%, 3/17/2026	21	21

Pool # P20570, 7.00%, 7/1/2029	8	9

Pool # G20027, 10.00%, 10/1/2030	254	268

Pool # B90491, 7.50%, 1/1/2032	853	936

Pool # U80192, 3.50%, 2/1/2033	1,433	1,451

Pool # L10151, 6.00%, 2/1/2033	107	109

Pool # U80342, 3.50%, 5/1/2033	1,915	1,945

Pool # U80345, 3.50%, 5/1/2033	7,264	7,375

Pool # L10221, 6.00%, 1/1/2034	204	219

Pool # P50523, 6.50%, 12/1/2035	242	258

Pool # H05030, 6.00%, 11/1/2036	80	86

Pool # L10291, 6.50%, 11/1/2036	2,095	2,304

Pool # P51353, 6.50%, 11/1/2036	978	1,084

Pool # P50595, 6.50%, 12/1/2036	2,444	2,756

Pool # P51361, 6.50%, 12/1/2036	1,006	1,115

Pool # G20028, 7.50%, 12/1/2036	2,827	3,087

Pool # P50531, 6.50%, 1/1/2037	163	174

Pool # P51251, 6.50%, 1/1/2037	55	56

Pool # P50536, 6.50%, 2/1/2037	147	152

Pool # P50556, 6.50%, 6/1/2037	120	127

Pool # U90690, 3.50%, 6/1/2042	26,043	26,178

Pool # U90975, 4.00%, 6/1/2042	21,435	22,008

Pool # T65101, 4.00%, 10/1/2042	921	931

Pool # U90402, 3.50%, 11/1/2042	946	950

Pool # U90673, 4.00%, 1/1/2043	2,440	2,505

Pool # U91192, 4.00%, 4/1/2043	5,252	5,393

Pool # U91488, 3.50%, 5/1/2043	2,660	2,674

Pool # U99051, 3.50%, 6/1/2043	9,667	9,717

SEE NOTES TO FINANCIAL STATEMENTS.

46	J.P. MORGAN INCOME FUNDS	FEBRUARY 28, 2019

INVESTMENTS	PRINCIPAL AMOUNT ($000)		VALUE ($000)
Mortgage-Backed Securities — continued

Pool # U99134, 4.00%, 1/1/2046	66,620		68,398

Pool # U69030, 4.50%, 1/1/2046	28,823		30,189

FNMA

Pool # 116612, ARM, 3.62%, 3/1/2019 (i)	—	(j)	—	(j)

Pool # 470623, ARM, 3.30%, 3/1/2022 (i)	7,730		7,729

Pool # 54844, ARM, 2.73%, 9/1/2027 (i)	33		33

Pool # 303532, ARM, 4.03%, 3/1/2029 (i)	23		24

Pool # 555732, ARM, 4.28%, 8/1/2033 (i)	252		262

Pool # 658481, ARM, 4.24%, 9/1/2033 (i)	408		419

Pool # 746299, ARM, 4.69%, 9/1/2033 (i)	110		116

Pool # 743546, ARM, 4.39%, 11/1/2033 (i)	311		325

Pool # 766610, ARM, 4.61%, 1/1/2034 (i)	103		108

Pool # 777132, ARM, 4.29%, 6/1/2034 (i)	329		347

Pool # 782306, ARM, 4.48%, 7/1/2034 (i)	24		25

Pool # 800422, ARM, 4.07%, 8/1/2034 (i)	294		301

Pool # 790235, ARM, 4.39%, 8/1/2034 (i)	151		157

Pool # 793062, ARM, 4.50%, 8/1/2034 (i)	73		76

Pool # 790964, ARM, 4.38%, 9/1/2034 (i)	21		22

Pool # 794792, ARM, 4.24%, 10/1/2034 (i)	118		122

Pool # 896463, ARM, 4.62%, 10/1/2034 (i)	334		353

Pool # 781563, ARM, 4.47%, 11/1/2034 (i)	54		56

Pool # 799912, ARM, 4.57%, 11/1/2034 (i)	99		104

Pool # 810896, ARM, 4.15%, 1/1/2035 (i)	1,827		1,885

Pool # 809319, ARM, 4.62%, 1/1/2035 (i)	90		93

Pool # 816594, ARM, 4.41%, 2/1/2035 (i)	78		80

Pool # 820602, ARM, 4.08%, 3/1/2035 (i)	368		383

Pool # 745862, ARM, 4.39%, 4/1/2035 (i)	346		364

Pool # 821378, ARM, 3.93%, 5/1/2035 (i)	204		210

Pool # 823660, ARM, 4.12%, 5/1/2035 (i)	53		55

Pool # 888605, ARM, 4.22%, 7/1/2035 (i)	130		136

Pool # 838972, ARM, 4.14%, 8/1/2035 (i)	18		18

Pool # 832801, ARM, 4.36%, 9/1/2035 (i)	186		195

Pool # 851432, ARM, 4.48%, 10/1/2035 (i)	430		452

Pool # 849251, ARM, 4.29%, 1/1/2036 (i)	898		923

Pool # 745445, ARM, 4.64%, 1/1/2036 (i)	288		303

Pool # 920465, ARM, 5.38%, 1/1/2036 (i)	31		31

Pool # 920340, ARM, 5.05%, 2/1/2036 (i)	74		77

Pool # 920843, ARM, 5.21%, 3/1/2036 (i)	2,657		2,838

Pool # 868952, ARM, 4.21%, 5/1/2036 (i)	185		195

Pool # 872622, ARM, 4.17%, 6/1/2036 (i)	68		70

Pool # 872825, ARM, 4.55%, 6/1/2036 (i)	1,585		1,668

Pool # 884066, ARM, 4.61%, 6/1/2036 (i)	305		322

Pool # 892868, ARM, 4.52%, 7/1/2036 (i)	402		420

Pool # 884722, ARM, 4.27%, 8/1/2036 (i)	236		247

Pool # 745784, ARM, 4.50%, 8/1/2036 (i)	318		322

INVESTMENTS	PRINCIPAL AMOUNT ($000)		VALUE ($000)

Pool # 886558, ARM, 4.61%, 8/1/2036 (i)	536		564

Pool # 898179, ARM, 3.93%, 9/1/2036 (i)	1,282		1,315

Pool # 920547, ARM, 4.10%, 9/1/2036 (i)	298		309

Pool # 893580, ARM, 4.37%, 9/1/2036 (i)	427		444

Pool # 886772, ARM, 4.50%, 9/1/2036 (i)	1,135		1,191

Pool # 894452, ARM, 4.70%, 9/1/2036 (i)	329		345

Pool # 894239, ARM, 4.59%, 10/1/2036 (i)	260		271

Pool # 900191, ARM, 4.83%, 10/1/2036 (i)	591		626

Pool # 900197, ARM, 4.84%, 10/1/2036 (i)	653		689

Pool # 902818, ARM, 4.73%, 11/1/2036 (i)	62		65

Pool # 897470, ARM, 5.06%, 11/1/2036 (i)	162		171

Pool # 902955, ARM, 4.64%, 12/1/2036 (i)	902		946

Pool # 905189, ARM, 4.81%, 12/1/2036 (i)	199		209

Pool # 920954, ARM, 4.19%, 1/1/2037 (i)	515		531

Pool # 888184, ARM, 4.97%, 1/1/2037 (i)	290		306

Pool # 913984, ARM, 4.37%, 2/1/2037 (i)	516		533

Pool # 915645, ARM, 4.87%, 2/1/2037 (i)	454		479

Pool # 888307, ARM, 4.02%, 4/1/2037 (i)	1,012		1,060

Pool # 948208, ARM, 4.10%, 7/1/2037 (i)	645		661

Pool # 944096, ARM, 4.22%, 7/1/2037 (i)	71		74

Pool # 995919, ARM, 4.39%, 7/1/2037 (i)	1,363		1,426

Pool # 938346, ARM, 4.61%, 7/1/2037 (i)	307		324

Pool # 945032, ARM, 5.10%, 8/1/2037 (i)	523		556

Pool # 946362, ARM, 4.21%, 9/1/2037 (i)	329		344

Pool # 946450, ARM, 4.53%, 9/1/2037 (i)	89		90

Pool # 952835, ARM, 4.56%, 9/1/2037 (i)	133		141

Pool # 946260, ARM, 4.64%, 9/1/2037 (i)	258		267

Pool # AD0085, ARM, 4.17%, 11/1/2037 (i)	1,016		1,053

Pool # 995108, ARM, 4.33%, 11/1/2037 (i)	588		615

Pool # AD0179, ARM, 4.72%, 12/1/2037 (i)	1,020		1,073

Pool # 966946, ARM, 4.91%, 1/1/2038 (i)	159		164

FNMA, 15 Year, Single Family

Pool # 742078, 4.50%, 3/1/2019	2		2

Pool # 995913, 6.00%, 3/1/2019	—	(j)	—	(j)

Pool # 773815, 3.50%, 4/1/2019	4		4

Pool # 761326, 5.00%, 4/1/2019	4		4

Pool # 774432, 5.00%, 4/1/2019	—	(j)	—	(j)

Pool # 780956, 4.50%, 5/1/2019	1		2

Pool # 784021, 4.50%, 6/1/2019	12		12

Pool # 779735, 5.50%, 7/1/2019	17		17

Pool # 725767, 6.00%, 7/1/2019	—	(j)	—	(j)

Pool # 786699, 5.50%, 8/1/2019	22		22

Pool # 255358, 5.00%, 9/1/2019	1		1

Pool # 796668, 5.50%, 9/1/2019	38		39

Pool # 745048, 5.00%, 10/1/2019	2		2

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2019	J.P. MORGAN INCOME FUNDS	47

JPMorgan Core Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2019 (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Mortgage-Backed Securities — continued

Pool # 735208, 6.00%, 10/1/2019	2	2

Pool # 735841, 4.50%, 11/1/2019	2	2

Pool # 789659, 4.50%, 11/1/2019	15	15

Pool # 801026, 4.50%, 11/1/2019	25	25

Pool # 735290, 4.50%, 12/1/2019	8	8

Pool # 735386, 5.50%, 1/1/2020	34	34

Pool # 888557, 5.50%, 3/1/2020	2	2

Pool # 811739, 6.00%, 3/1/2020	10	10

Pool # 889265, 5.50%, 6/1/2020	1	1

Pool # 889687, 5.50%, 6/1/2020	15	15

Pool # 889805, 5.50%, 7/1/2020	2	2

Pool # 735911, 6.50%, 8/1/2020	5	5

Pool # 745406, 6.00%, 3/1/2021	76	77

Pool # 745502, 6.00%, 4/1/2021	24	25

Pool # 995886, 6.00%, 4/1/2021	36	36

Pool # 938569, 6.00%, 7/1/2021	6	6

Pool # AD0142, 6.00%, 8/1/2021	138	140

Pool # 890129, 6.00%, 12/1/2021	70	71

Pool # 888834, 6.50%, 4/1/2022	93	94

Pool # 889634, 6.00%, 2/1/2023	1,051	1,084

Pool # AD0364, 5.00%, 5/1/2023	85	87

Pool # 995381, 6.00%, 1/1/2024	872	903

Pool # 995425, 6.00%, 1/1/2024	314	326

Pool # 995456, 6.50%, 2/1/2024	423	442

Pool # AE0081, 6.00%, 7/1/2024	220	229

Pool # AD0133, 5.00%, 8/1/2024	320	327

FNMA, 20 Year, Single Family

Pool # 254305, 6.50%, 5/1/2022	24	26

Pool # 555791, 6.50%, 12/1/2022	80	88

Pool # 889889, 6.50%, 7/1/2024	189	207

Pool # 888656, 6.50%, 4/1/2025	25	27

Pool # AE0096, 5.50%, 7/1/2025	451	478

Pool # 256311, 6.00%, 7/1/2026	277	297

Pool # 256352, 6.50%, 8/1/2026	484	531

Pool # 256803, 6.00%, 7/1/2027	366	393

Pool # 256962, 6.00%, 11/1/2027	169	182

Pool # 257007, 6.00%, 12/1/2027	508	546

Pool # 257048, 6.00%, 1/1/2028	863	928

Pool # 890222, 6.00%, 10/1/2028	658	708

Pool # AE0049, 6.00%, 9/1/2029	448	482

Pool # AO7761, 3.50%, 7/1/2032	1,230	1,249

Pool # MA1138, 3.50%, 8/1/2032	7,847	7,968

Pool # AL6238, 4.00%, 1/1/2035	18,617	19,263

FNMA, 30 Year, FHA/VA

Pool # 535183, 8.00%, 6/1/2028	32	34

INVESTMENTS	PRINCIPAL AMOUNT ($000)		VALUE ($000)

Pool # 252409, 6.50%, 3/1/2029	131		143

Pool # 653815, 7.00%, 2/1/2033	13		13

Pool # 752786, 6.00%, 9/1/2033	126		135

FNMA, 30 Year, Single Family

Pool # 70825, 8.00%, 3/1/2021	—	(j)	—	(j)

Pool # 189190, 7.50%, 11/1/2022	6		6

Pool # 50966, 7.00%, 1/1/2024	3		3

Pool # 479469, 10.00%, 2/1/2024	1		1

Pool # 250066, 8.00%, 5/1/2024	3		3

Pool # 250103, 8.50%, 7/1/2024	8		9

Pool # 303031, 7.50%, 10/1/2024	3		4

Pool # 308499, 8.50%, 5/1/2025	1		—	(j)

Pool # 399269, 7.00%, 4/1/2026	42		43

Pool # 689977, 8.00%, 3/1/2027	55		59

Pool # 695533, 8.00%, 6/1/2027	45		49

Pool # 313687, 7.00%, 9/1/2027	6		7

Pool # 457268, 9.50%, 7/1/2028	3		3

Pool # 756024, 8.00%, 9/1/2028	88		98

Pool # 755973, 8.00%, 11/1/2028	213		241

Pool # 455759, 6.00%, 12/1/2028	23		25

Pool # 252211, 6.00%, 1/1/2029	33		36

Pool # 459097, 7.00%, 1/1/2029	52		55

Pool # 889020, 6.50%, 11/1/2029	4,454		4,938

Pool # 598559, 6.50%, 8/1/2031	105		119

Pool # 679886, 6.50%, 2/1/2032	538		595

Pool # 649734, 7.00%, 6/1/2032	44		46

Pool # 649624, 7.00%, 8/1/2032	10		11

Pool # 682078, 5.50%, 11/1/2032	478		522

Pool # 675555, 6.00%, 12/1/2032	212		230

Pool # AL0045, 6.00%, 12/1/2032	1,363		1,501

Pool # 683351, 5.50%, 2/1/2033	17		18

Pool # 357363, 5.50%, 3/1/2033	709		773

Pool # 674349, 6.00%, 3/1/2033	64		69

Pool # 688625, 6.00%, 3/1/2033	37		40

Pool # 688655, 6.00%, 3/1/2033	35		37

Pool # 695584, 6.00%, 3/1/2033	20		21

Pool # 254693, 5.50%, 4/1/2033	481		520

Pool # 702901, 6.00%, 5/1/2033	188		207

Pool # 720576, 5.00%, 6/1/2033	140		150

Pool # 995656, 7.00%, 6/1/2033	821		943

Pool # 723852, 5.00%, 7/1/2033	169		180

Pool # 729296, 5.00%, 7/1/2033	140		149

Pool # 720155, 5.50%, 7/1/2033	122		132

Pool # 729379, 6.00%, 8/1/2033	53		57

Pool # AA0917, 5.50%, 9/1/2033	1,877		2,008

SEE NOTES TO FINANCIAL STATEMENTS.

48	J.P. MORGAN INCOME FUNDS	FEBRUARY 28, 2019

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Mortgage-Backed Securities — continued

Pool # 737825, 6.00%, 9/1/2033	94	102

Pool # 750977, 4.50%, 11/1/2033	154	162

Pool # 725027, 5.00%, 11/1/2033	401	428

Pool # 755109, 5.50%, 11/1/2033	32	34

Pool # 753174, 4.00%, 12/1/2033	476	486

Pool # 725017, 5.50%, 12/1/2033	732	799

Pool # 759424, 5.50%, 1/1/2034	69	75

Pool # 751341, 5.50%, 3/1/2034	71	77

Pool # 770405, 5.00%, 4/1/2034	906	974

Pool # 776708, 5.00%, 5/1/2034	311	333

Pool # AC1317, 4.50%, 9/1/2034	267	279

Pool # 888568, 5.00%, 12/1/2034	251	268

Pool # 810663, 5.00%, 1/1/2035	190	200

Pool # 995003, 7.50%, 1/1/2035	359	415

Pool # 995156, 7.50%, 3/1/2035	403	466

Pool # 735503, 6.00%, 4/1/2035	846	937

Pool # 827776, 5.00%, 7/1/2035	144	152

Pool # 820347, 5.00%, 9/1/2035	523	562

Pool # 745148, 5.00%, 1/1/2036	447	478

Pool # 888417, 6.50%, 1/1/2036	2,618	2,929

Pool # 745275, 5.00%, 2/1/2036	358	384

Pool # 833629, 7.00%, 3/1/2036	18	20

Pool # 745418, 5.50%, 4/1/2036	642	699

Pool # 888016, 5.50%, 5/1/2036	852	925

Pool # 888209, 5.50%, 5/1/2036	544	592

Pool # 870770, 6.50%, 7/1/2036	44	49

Pool # 976871, 6.50%, 8/1/2036	1,618	1,810

Pool # AA0922, 6.00%, 9/1/2036	3,149	3,467

Pool # 745948, 6.50%, 10/1/2036	355	401

Pool # AA1019, 6.00%, 11/1/2036	508	559

Pool # 888476, 7.50%, 5/1/2037	305	359

Pool # 928584, 6.50%, 8/1/2037	274	312

Pool # 945870, 6.50%, 8/1/2037	287	316

Pool # 986648, 6.00%, 9/1/2037	711	783

Pool # 928670, 7.00%, 9/1/2037	395	444

Pool # 888890, 6.50%, 10/1/2037	643	725

Pool # 888707, 7.50%, 10/1/2037	1,493	1,757

Pool # 888892, 7.50%, 11/1/2037	475	538

Pool # AL0662, 5.50%, 1/1/2038	1,275	1,388

Pool # 995505, 8.00%, 1/1/2038	51	58

Pool # 929331, 6.00%, 4/1/2038	229	246

Pool # 909236, 7.00%, 9/1/2038	472	562

Pool # 890268, 6.50%, 10/1/2038	774	876

Pool # 995149, 6.50%, 10/1/2038	3,008	3,410

Pool # 934591, 7.00%, 10/1/2038	862	1,007

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Pool # AB2869, 6.00%, 11/1/2038	583	641

Pool # 991908, 7.00%, 11/1/2038	594	695

Pool # 995504, 7.50%, 11/1/2038	383	450

Pool # 257510, 7.00%, 12/1/2038	1,454	1,726

Pool # AD0753, 7.00%, 1/1/2039	2,561	2,949

Pool # AD0780, 7.50%, 4/1/2039	1,405	1,608

Pool # AC2948, 5.00%, 9/1/2039	1,090	1,167

Pool # AC3740, 5.50%, 9/1/2039	835	891

Pool # AC7296, 5.50%, 12/1/2039	851	908

Pool # AD7790, 5.00%, 8/1/2040	6,119	6,551

Pool # AD9151, 5.00%, 8/1/2040	2,986	3,197

Pool # AL2059, 4.00%, 6/1/2042	13,955	14,482

Pool # AB9017, 3.00%, 4/1/2043	19,785	19,434

Pool # AT5891, 3.00%, 6/1/2043	22,885	22,479

Pool # AB9860, 3.00%, 7/1/2043	18,130	17,809

Pool # AL7527, 4.50%, 9/1/2043	11,711	12,301

Pool # AL7496, 3.50%, 5/1/2044	33,003	33,347

Pool # AL7380, 3.50%, 2/1/2045	19,438	19,641

Pool # AS6479, 3.50%, 1/1/2046	48,595	49,054

Pool # BM3500, 4.00%, 9/1/2047	79,426	81,617

Pool # BE8344, 4.00%, 11/1/2047	10,489	10,721

Pool # BJ7248, 4.00%, 12/1/2047	8,514	8,771

Pool # BE8349, 4.00%, 1/1/2048	9,650	9,858

Pool # BJ5756, 4.00%, 1/1/2048	15,622	15,959

Pool # BJ7310, 4.00%, 1/1/2048	14,787	15,217

Pool # BJ8237, 4.00%, 1/1/2048	10,032	10,311

Pool # BJ8264, 4.00%, 1/1/2048	6,468	6,645

Pool # BK1007, 4.00%, 2/1/2048	3,287	3,377

Pool # BK1134, 4.00%, 2/1/2048	18,453	18,848

Pool # BM3665, 4.00%, 3/1/2048	65,805	67,784

Pool # BE8366, 4.50%, 7/1/2048	18,640	19,528

Pool # BK7982, 5.00%, 7/1/2048	29,046	30,900

Pool # CA3029, 4.00%, 1/1/2049	9,205	9,381

FNMA, Other

Pool # 471233, 2.19%, 5/1/2019	7,772	7,755

Pool # AM0081, 1.94%, 7/1/2019	10,646	10,608

Pool # AM1719, 1.47%, 12/1/2019	6,522	6,470

Pool # AD0660, 4.48%, 12/1/2019	5,700	5,752

Pool # AD0852, 4.28%, 1/1/2020	3,875	3,911

Pool # AD0851, 4.37%, 2/1/2020	4,160	4,204

Pool # AE0134, 4.40%, 2/1/2020	6,083	6,153

Pool # AE1544, 4.00%, 4/1/2020	2	2

Pool # AE0136, 4.38%, 4/1/2020	11,472	11,647

Pool # AM3498, 2.01%, 6/1/2020	80,712	79,855

Pool # 465659, 3.74%, 7/1/2020	4,601	4,654

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2019	J.P. MORGAN INCOME FUNDS	49

JPMorgan Core Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2019 (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Mortgage-Backed Securities — continued

Pool # 465578, 3.93%, 7/1/2020	12,072	12,240

Pool # 465491, 4.07%, 7/1/2020	25,649	26,048

Pool # 465769, 3.96%, 8/1/2020	8,066	8,189

Pool # 465973, 3.59%, 10/1/2020	8,098	8,163

Pool # 465738, 3.92%, 10/1/2020	5,718	5,813

Pool # AM1547, 2.00%, 12/1/2020	13,452	13,265

Pool # FN0022, 3.54%, 12/1/2020	2,450	2,476

Pool # 466854, 3.70%, 12/1/2020	3,052	3,098

Pool # 466840, 3.83%, 12/1/2020	7,315	7,442

Pool # AL4762, 3.56%, 1/1/2021	1,993	2,016

Pool # 466836, 3.87%, 1/1/2021	9,749	9,936

Pool # 466898, 4.05%, 1/1/2021	4,188	4,283

Pool # FN0003, 4.28%, 1/1/2021	4,579	4,700

Pool # 467264, 4.33%, 2/1/2021	4,092	4,209

Pool # 467755, 4.25%, 4/1/2021	8,968	9,194

Pool # 467944, 4.25%, 4/1/2021	6,816	7,007

Pool # 467630, 4.30%, 4/1/2021	2,459	2,534

Pool # 467757, 4.33%, 4/1/2021	5,943	6,087

Pool # 468021, 4.36%, 5/1/2021	12,519	12,905

Pool # 468243, 3.97%, 6/1/2021	5,211	5,336

Pool # 468237, 4.02%, 6/1/2021	6,009	6,164

Pool # 468381, 4.10%, 6/1/2021	5,585	5,734

Pool # 468242, 4.19%, 6/1/2021	4,504	4,632

Pool # AL0569, 4.26%, 6/1/2021	5,319	5,456

Pool # 468066, 4.30%, 6/1/2021	4,580	4,709

Pool # 468102, 4.34%, 6/1/2021	16,142	16,593

Pool # 468614, 3.86%, 7/1/2021	7,835	8,026

Pool # 468667, 3.94%, 7/1/2021	8,968	9,186

Pool # 468651, 3.99%, 7/1/2021	2,018	2,069

Pool # 468564, 4.06%, 7/1/2021	8,330	8,556

Pool # 468159, 4.26%, 7/1/2021	18,854	19,442

Pool # AL0602, 4.31%, 7/1/2021	6,034	6,209

Pool # 468699, 4.05%, 8/1/2021	1,407	1,445

Pool # 468896, 4.13%, 8/1/2021	6,401	6,586

Pool # 468542, 4.50%, 8/1/2021	24,662	25,603

Pool # AM6602, 2.63%, 9/1/2021	8,210	8,153

Pool # 468994, 3.85%, 9/1/2021	7,067	7,252

Pool # 468936, 3.92%, 9/1/2021	5,395	5,530

Pool # AL0905, 3.95%, 9/1/2021	8,365	8,566

Pool # 469254, 3.40%, 10/1/2021	2,851	2,897

Pool # AM7314, 2.63%, 11/1/2021	8,000	7,947

Pool # 469552, 3.43%, 11/1/2021	8,164	8,308

Pool # 469873, 3.03%, 12/1/2021	7,745	7,805

Pool # 469545, 3.31%, 12/1/2021	3,160	3,207

Pool # AM5706, 3.44%, 12/1/2021	3,864	3,914

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Pool # 469074, 3.83%, 12/1/2021	13,452	13,829

Pool # AM7739, 2.40%, 1/1/2022	9,207	9,083

Pool # 470269, 2.97%, 1/1/2022	6,214	6,245

Pool # 470324, 3.03%, 1/1/2022	6,952	7,006

Pool # 470280, 3.09%, 1/1/2022	10,875	10,962

Pool # 470181, 3.20%, 1/1/2022	6,934	7,012

Pool # 470359, 3.06%, 2/1/2022	7,497	7,558

Pool # 470202, 3.14%, 2/1/2022	3,903	3,942

Pool # 470622, 2.75%, 3/1/2022	1,423	1,420

Pool # 470826, 2.97%, 3/1/2022	5,381	5,412

Pool # 470555, 3.08%, 3/1/2022	3,415	3,443

Pool # 470539, 3.14%, 3/1/2022	2,430	2,455

Pool # 470779, 3.21%, 3/1/2022	2,690	2,724

Pool # 470474, 2.70%, 4/1/2022	12,886	12,839

Pool # 471033, 3.08%, 4/1/2022	8,326	8,400

Pool # 471718, 2.77%, 5/1/2022	13,891	13,869

Pool # 471274, 2.86%, 5/1/2022	11,800	11,812

Pool # 471177, 2.94%, 5/1/2022	8,642	8,684

Pool # 471151, 3.02%, 5/1/2022	5,483	5,523

Pool # 471190, 3.12%, 5/1/2022	7,888	7,968

Pool # 471599, 2.60%, 6/1/2022	6,919	6,884

Pool # 471747, 2.76%, 6/1/2022	13,945	13,881

Pool # AM0109, 2.61%, 7/1/2022	7,327	7,298

Pool # 471839, 2.67%, 7/1/2022	9,731	9,686

Pool # 471881, 2.67%, 7/1/2022	5,426	5,401

Pool # 471749, 2.69%, 7/1/2022	8,288	8,232

Pool # AM0177, 2.82%, 7/1/2022	8,909	8,909

Pool # 471284, 2.98%, 7/1/2022	19,180	19,308

Pool # 471828, 2.65%, 8/1/2022	8,968	8,920

Pool # AM1025, 2.39%, 10/1/2022	5,327	5,267

Pool # AM0810, 2.57%, 10/1/2022	5,015	4,988

Pool # AM0664, 2.64%, 10/1/2022	5,576	5,535

Pool # AM1196, 2.37%, 11/1/2022	3,941	3,894

Pool # AM0585, 2.38%, 11/1/2022	7,162	7,078

Pool # AM1437, 2.41%, 11/1/2022	4,951	4,898

Pool # AM1392, 2.44%, 11/1/2022	6,793	6,727

Pool # AM0806, 2.45%, 11/1/2022	12,174	12,057

Pool # AM1492, 2.47%, 11/1/2022	4,484	4,444

Pool # AM1385, 2.55%, 11/1/2022	10,383	10,320

Pool # AM1386, 2.55%, 11/1/2022	3,320	3,300

Pool # AM1779, 2.28%, 12/1/2022	8,505	8,374

Pool # AM1476, 2.32%, 12/1/2022	3,129	3,085

Pool # AM1619, 2.34%, 12/1/2022	19,628	19,326

Pool # AM1505, 2.39%, 12/1/2022	8,753	8,652

Pool # AM0811, 2.42%, 12/1/2022	9,719	9,616

SEE NOTES TO FINANCIAL STATEMENTS.

50	J.P. MORGAN INCOME FUNDS	FEBRUARY 28, 2019

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Mortgage-Backed Securities — continued

Pool # AM1922, 2.15%, 1/1/2023	4,026	3,945

Pool # AM1989, 2.33%, 1/1/2023	14,214	14,016

Pool # AM2111, 2.34%, 1/1/2023	11,341	11,188

Pool # AM2072, 2.37%, 1/1/2023	9,073	8,949

Pool # AM2123, 2.40%, 1/1/2023	12,233	12,094

Pool # AM2252, 2.44%, 1/1/2023	8,190	8,108

Pool # AM2223, 2.45%, 1/1/2023	6,084	6,025

Pool # AM1474, 2.51%, 1/1/2023	8,251	8,178

Pool # AM2149, 2.60%, 1/1/2023	6,406	6,378

Pool # AM2333, 2.45%, 2/1/2023	11,210	11,097

Pool # AM2695, 2.49%, 3/1/2023	6,661	6,604

Pool # AM2747, 2.50%, 4/1/2023	12,555	12,447

Pool # AM3069, 2.64%, 4/1/2023	2,954	2,931

Pool # AL3594, 2.71%, 4/1/2023	5,030	5,003

Pool # AM3244, 2.52%, 5/1/2023	28,698	28,377

Pool # AM3439, 2.54%, 5/1/2023	2,656	2,638

Pool # AM3577, 2.42%, 6/1/2023	7,446	7,352

Pool # AL3876, 2.77%, 6/1/2023	15,545	15,494

Pool # AM3589, 2.77%, 6/1/2023	7,986	7,961

Pool # AM3646, 2.64%, 7/1/2023	3,587	3,556

Pool # AM4011, 3.67%, 7/1/2023	42,150	43,557

Pool # AM3990, 3.74%, 7/1/2023	4,761	4,949

Pool # AM4170, 3.51%, 8/1/2023	9,000	9,318

Pool # AM4066, 3.59%, 8/1/2023	9,865	10,226

Pool # AM4716, 3.38%, 12/1/2023	2,994	3,058

Pool # AM4720, 3.45%, 1/1/2024	24,212	24,796

Pool # AM7024, 2.90%, 12/1/2024	8,200	8,167

Pool # AM7231, 2.92%, 12/1/2024	4,000	4,005

Pool # AM7290, 2.97%, 12/1/2024	24,220	24,316

Pool # AM7124, 3.11%, 12/1/2024	25,303	25,590

Pool # AM7682, 2.84%, 1/1/2025	34,780	34,533

Pool # AM7654, 2.86%, 1/1/2025	6,675	6,668

Pool # AM7795, 2.92%, 1/1/2025	33,000	32,905

Pool # AM7698, 2.96%, 1/1/2025	9,350	9,342

Pool # AM7664, 2.99%, 1/1/2025	10,624	10,678

Pool # AM7372, 3.05%, 1/1/2025	1,740	1,747

Pool # 470300, 3.64%, 1/1/2025	4,750	4,909

Pool # AM8251, 2.70%, 4/1/2025	9,849	9,704

Pool # AM8846, 2.68%, 5/1/2025	6,265	6,166

Pool # AM9149, 2.63%, 6/1/2025	6,200	6,076

Pool # AM9548, 3.17%, 8/1/2025	6,800	6,872

Pool # AN0029, 3.10%, 9/1/2025	9,941	10,034

Pool # AM4660, 3.77%, 12/1/2025	27,335	28,507

Pool # AN0767, 3.18%, 1/1/2026	8,587	8,682

Pool # AN1292, 2.84%, 4/1/2026	9,248	9,162

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Pool # AN1590, 2.40%, 5/1/2026	9,653	9,309

Pool # AN1413, 2.49%, 5/1/2026	21,968	21,261

Pool # AN1497, 2.61%, 6/1/2026	11,034	10,705

Pool # AN1243, 2.64%, 6/1/2026	7,998	7,775

Pool # AN1247, 2.64%, 6/1/2026	9,848	9,573

Pool # 468645, 4.54%, 7/1/2026	2,296	2,456

Pool # AN2367, 2.46%, 8/1/2026	6,448	6,228

Pool # AM6381, 3.29%, 8/1/2026	33,000	33,490

Pool # AM6392, 3.29%, 8/1/2026	11,500	11,708

Pool # 468574, 4.55%, 8/1/2026	8,054	8,640

Pool # 468573, 4.76%, 8/1/2026	8,732	9,490

Pool # 468927, 4.77%, 8/1/2026	5,558	6,041

Pool # AM6448, 3.25%, 9/1/2026	9,931	10,085

Pool # AN3076, 2.46%, 10/1/2026	25,000	23,972

Pool # AM7062, 3.44%, 10/1/2026	8,381	8,585

Pool # AM7117, 3.14%, 12/1/2026	20,069	20,239

Pool # AM7262, 3.19%, 12/1/2026	16,956	17,095

Pool # AM7011, 3.22%, 12/1/2026	2,896	2,935

Pool # AM7485, 3.24%, 12/1/2026	20,000	20,155

Pool # AM7390, 3.26%, 12/1/2026	7,712	7,837

Pool # AM7265, 3.30%, 12/1/2026	5,413	5,497

Pool # FN0029, 4.66%, 12/1/2026	9,501	10,141

Pool # AM8008, 2.94%, 2/1/2027	12,512	12,455

Pool # AM7515, 3.34%, 2/1/2027	16,000	16,218

Pool # AM8280, 2.91%, 3/1/2027	6,000	5,913

Pool # AM8529, 3.03%, 4/1/2027	16,000	15,888

Pool # AM8432, 2.79%, 5/1/2027	8,000	7,791

Pool # AM8745, 2.81%, 5/1/2027	9,871	9,660

Pool # AM8596, 2.83%, 5/1/2027	10,575	10,319

Pool # AM8597, 2.83%, 5/1/2027	10,725	10,465

Pool # AM8598, 2.83%, 5/1/2027	11,437	11,160

Pool # AM8784, 2.89%, 5/1/2027	8,260	8,157

Pool # AM8558, 2.68%, 6/1/2027	8,058	7,850

Pool # AM8803, 2.78%, 6/1/2027	4,158	4,061

Pool # AM8765, 2.83%, 6/1/2027	7,237	7,031

Pool # AM9087, 3.00%, 6/1/2027	16,500	16,301

Pool # AM9170, 3.00%, 6/1/2027	4,690	4,668

Pool # AM9345, 3.25%, 7/1/2027	7,820	7,918

Pool # AN6532, 2.92%, 9/1/2027	4,991	4,877

Pool # AM9723, 3.33%, 9/1/2027	9,787	9,903

Pool # AN7048, 2.90%, 10/1/2027	6,805	6,681

Pool # AM1469, 2.96%, 11/1/2027	3,977	3,917

Pool # AN7669, 2.83%, 12/1/2027	20,254	19,653

Pool # AN8114, 3.00%, 1/1/2028	8,160	8,062

Pool # AN8048, 3.08%, 1/1/2028	40,000	39,549

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2019	J.P. MORGAN INCOME FUNDS	51

JPMorgan Core Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2019 (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Mortgage-Backed Securities — continued

Pool # AN7943, 3.10%, 1/1/2028	15,000	14,853

Pool # AN1600, 2.59%, 6/1/2028	7,653	7,287

Pool # AN9686, 3.52%, 6/1/2028	40,550	41,361

Pool # AN9486, 3.57%, 6/1/2028	26,476	27,112

Pool # AN2005, 2.73%, 7/1/2028	10,000	9,573

Pool # 387859, 3.53%, 8/1/2028	21,722	22,174

Pool # 387866, 3.53%, 8/1/2028	15,068	15,382

Pool # 387806, 3.55%, 8/1/2028	15,289	15,632

Pool # 387840, 3.65%, 8/1/2028	5,769	5,945

Pool # 387761, 3.78%, 8/1/2028	23,100	24,034

Pool # 109782, 3.55%, 9/1/2028	42,800	43,760

Pool # BL0919, 3.82%, 9/1/2028	19,807	20,656

Pool # BL0112, 3.66%, 10/1/2028	26,538	27,355

Pool # BL1040, 3.81%, 12/1/2028	42,090	43,838

Pool # BL0907, 3.88%, 12/1/2028	11,997	12,565

Pool # BL1435, 3.53%, 1/1/2029	23,495	23,922

Pool # AN4744, 3.30%, 3/1/2029	8,000	7,983

Pool # AN6106, 3.10%, 7/1/2029	5,700	5,589

Pool # AN6173, 3.12%, 7/1/2029	3,651	3,590

Pool # AN6846, 2.93%, 10/1/2029	13,300	12,797

Pool # AM7018, 3.63%, 10/1/2029	2,812	2,902

Pool # AM8123, 2.92%, 2/1/2030	8,218	7,936

Pool # AM7785, 3.17%, 2/1/2030	6,294	6,206

Pool # AM7516, 3.55%, 2/1/2030	13,000	13,256

Pool # AM8692, 3.03%, 4/1/2030	25,000	24,049

Pool # AM8544, 3.08%, 4/1/2030	15,640	15,293

Pool # AM8408, 3.13%, 4/1/2030	38,000	37,257

Pool # AM8321, 3.22%, 4/1/2030	10,616	10,517

Pool # AM8889, 2.92%, 5/1/2030	11,320	10,786

Pool # AM8151, 2.94%, 5/1/2030	12,000	11,457

Pool # AM8802, 3.10%, 5/1/2030	5,158	5,051

Pool # AM8807, 3.10%, 5/1/2030	15,413	15,101

Pool # AN9154, 3.64%, 5/1/2030	4,291	4,406

Pool # AM8666, 2.96%, 6/1/2030	9,628	9,335

Pool # AM9020, 2.97%, 6/1/2030	8,030	7,817

Pool # AM9012, 3.13%, 6/1/2030	9,234	8,977

Pool # AM9154, 3.18%, 6/1/2030	9,373	9,253

Pool # AM9296, 3.15%, 7/1/2030	9,119	8,974

Pool # AM9320, 3.30%, 7/1/2030	10,054	9,914

Pool # AN9594, 3.68%, 7/1/2030	25,000	25,590

Pool # AN9876, 3.80%, 7/1/2030	18,562	19,215

Pool # AN9988, 3.85%, 7/1/2030	9,643	10,028

Pool # AN9938, 3.70%, 8/1/2030	8,233	8,443

Pool # 387883, 3.78%, 8/1/2030	35,146	36,322

Pool # AM9219, 3.35%, 9/1/2030	11,307	11,316

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Pool # AM9676, 3.37%, 9/1/2030	7,577	7,594

Pool # BL0979, 4.05%, 12/1/2030	4,125	4,368

Pool # BL0853, 3.97%, 1/1/2031	16,700	17,560

Pool # AN1035, 3.21%, 3/1/2031	13,900	13,611

Pool # AH9683, 5.00%, 4/1/2031	1,178	1,251

Pool # AN1829, 2.90%, 6/1/2031	7,830	7,470

Pool # AN1372, 2.67%, 7/1/2031	15,975	14,823

Pool # AN1364, 2.81%, 8/1/2031	4,713	4,458

Pool # AN2625, 2.50%, 10/1/2031	10,000	9,101

Pool # AN5065, 3.34%, 4/1/2032	26,680	26,092

Pool # AN6155, 3.06%, 8/1/2032	15,000	14,217

Pool # AQ7084, 3.50%, 12/1/2032	3,007	3,033

Pool # 650236, 5.00%, 12/1/2032	6	6

Pool # AR7484, 3.50%, 2/1/2033	5,260	5,305

Pool # AT7117, 3.50%, 6/1/2033	2,069	2,087

Pool # AN9695, 3.67%, 7/1/2033	32,550	33,361

Pool # AN9950, 3.89%, 7/1/2033	9,895	10,322

Pool # 810997, 5.50%, 10/1/2034	278	289

Pool # AM7111, 3.57%, 11/1/2034	18,023	18,155

Pool # AM7122, 3.61%, 11/1/2034	8,828	8,960

Pool # AM8474, 3.45%, 4/1/2035	4,983	4,935

Pool # AM8475, 3.45%, 4/1/2035	2,021	2,002

Pool # AM9188, 3.12%, 6/1/2035	23,000	21,750

Pool # AM9532, 3.63%, 10/1/2035	3,734	3,764

Pool # AN0375, 3.76%, 12/1/2035	3,726	3,787

Pool # 256051, 5.50%, 12/1/2035	233	245

Pool # 256128, 6.00%, 2/1/2036	46	49

Pool # 880219, 7.00%, 2/1/2036	416	474

Pool # 868763, 6.50%, 4/1/2036	9	9

Pool # 907742, 7.00%, 12/1/2036	67	73

Pool # 920934, 6.50%, 1/1/2037	860	959

Pool # 888408, 6.00%, 3/1/2037	729	789

Pool # 888373, 7.00%, 3/1/2037	63	67

Pool # 888412, 7.00%, 4/1/2037	85	92

Pool # 918264, 6.50%, 5/1/2037	72	73

Pool # 995783, 8.00%, 11/1/2037	83	91

Pool # 257209, 5.50%, 5/1/2038	197	205

Pool # MA0127, 5.50%, 6/1/2039	162	169

Pool # AL2606, 4.00%, 3/1/2042	1,503	1,527

Pool # AO7225, 4.00%, 7/1/2042	4,340	4,453

Pool # AO9352, 4.00%, 7/1/2042	4,344	4,458

Pool # AO9353, 4.00%, 7/1/2042	3,671	3,765

Pool # MA1125, 4.00%, 7/1/2042	5,100	5,233

Pool # MA1178, 4.00%, 9/1/2042	25,833	26,514

Pool # MA1213, 3.50%, 10/1/2042	10,110	10,173

SEE NOTES TO FINANCIAL STATEMENTS.

52	J.P. MORGAN INCOME FUNDS	FEBRUARY 28, 2019

INVESTMENTS	PRINCIPAL AMOUNT ($000)		VALUE ($000)
Mortgage-Backed Securities — continued

Pool # MA1251, 3.50%, 11/1/2042	26,718		26,885

Pool # MA1253, 4.00%, 11/1/2042	20,418		20,950

Pool # AR1397, 3.00%, 1/1/2043	14,191		13,940

Pool # MA1328, 3.50%, 1/1/2043	3,419		3,440

Pool # AQ9999, 3.00%, 2/1/2043	7,956		7,815

Pool # MA1373, 3.50%, 3/1/2043	5,289		5,322

Pool # MA1404, 3.50%, 4/1/2043	16,241		16,342

Pool # AB9096, 4.00%, 4/1/2043	2,689		2,758

Pool # AB9196, 3.50%, 5/1/2043	6,796		6,839

Pool # AT4051, 3.50%, 5/1/2043	1,789		1,800

Pool # MA1437, 3.50%, 5/1/2043	18,936		19,054

Pool # AT5914, 3.50%, 6/1/2043	9,841		9,902

Pool # MA1463, 3.50%, 6/1/2043	22,072		22,210

Pool # AB9704, 4.00%, 6/1/2043	5,396		5,537

Pool # MA1711, 4.50%, 12/1/2043	25,258		26,384

Pool # AL6167, 3.50%, 1/1/2044	11,989		12,063

Pool # MA1759, 4.00%, 1/1/2044	8,883		9,115

Pool # MA1760, 4.50%, 1/1/2044	8,354		8,729

Pool # AV9286, 4.00%, 2/1/2044	4,932		5,060

Pool # MA1800, 4.00%, 2/1/2044	4,331		4,443

Pool # MA1828, 4.50%, 3/1/2044	19,839		20,728

Pool # MA2429, 4.00%, 10/1/2045	5,227		5,364

Pool # MA2565, 4.00%, 3/1/2046	7,251		7,439

Pool # AD0523, 6.00%, 11/1/2048	361		376

GNMA I, 30 Year, Single Family

Pool # 286315, 9.00%, 2/15/2020	—	(j)	—	(j)

Pool # 313110, 7.50%, 11/15/2022	—	(j)	—	(j)

Pool # 345288, 7.50%, 3/15/2023	2		2

Pool # 352108, 7.00%, 8/15/2023	2		2

Pool # 363030, 7.00%, 9/15/2023	78		81

Pool # 352022, 7.00%, 11/15/2023	5		5

Pool # 366706, 6.50%, 1/15/2024	26		28

Pool # 371281, 7.00%, 2/15/2024	31		32

Pool # 782507, 9.50%, 10/15/2024	78		81

Pool # 780029, 9.00%, 11/15/2024	3		3

Pool # 780965, 9.50%, 12/15/2025	9		9

Pool # 442119, 7.50%, 11/15/2026	8		8

Pool # 411829, 7.50%, 7/15/2027	13		14

Pool # 554108, 6.50%, 3/15/2028	63		70

Pool # 481872, 7.50%, 7/15/2028	6		6

Pool # 468149, 8.00%, 8/15/2028	11		11

Pool # 468236, 6.50%, 9/15/2028	134		148

Pool # 486537, 7.50%, 9/15/2028	33		36

Pool # 486631, 6.50%, 10/15/2028	9		9

Pool # 466406, 6.00%, 11/15/2028	84		90

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Pool # 781328, 7.00%, 9/15/2031	725	831

Pool # 569568, 6.50%, 1/15/2032	549	621

Pool # 591882, 6.50%, 7/15/2032	21	23

Pool # 607645, 6.50%, 2/15/2033	92	101

Pool # 607724, 7.00%, 2/15/2033	50	55

Pool # 783123, 5.50%, 4/15/2033	2,463	2,698

Pool # 604209, 6.50%, 4/15/2033	53	59

Pool # 614546, 5.50%, 6/15/2033	29	31

Pool # 781614, 7.00%, 6/15/2033	165	191

Pool # 781689, 5.50%, 12/15/2033	98	107

Pool # 632415, 5.50%, 7/15/2034	61	67

Pool # 574710, 5.50%, 9/15/2034	136	146

Pool # 782615, 7.00%, 6/15/2035	1,904	2,162

Pool # 782025, 6.50%, 12/15/2035	644	723

Pool # 617486, 7.00%, 4/15/2037	300	336

Pool # 782212, 7.50%, 10/15/2037	336	397

GNMA II, 30 Year, Single Family

Pool # 1974, 8.50%, 3/20/2025	2	2

Pool # 1989, 8.50%, 4/20/2025	13	14

Pool # 2006, 8.50%, 5/20/2025	29	31

Pool # 2141, 8.00%, 12/20/2025	5	5

Pool # 2234, 8.00%, 6/20/2026	12	13

Pool # 2270, 8.00%, 8/20/2026	9	11

Pool # 2285, 8.00%, 9/20/2026	11	12

Pool # 2324, 8.00%, 11/20/2026	9	10

Pool # 2499, 8.00%, 10/20/2027	21	24

Pool # 2512, 8.00%, 11/20/2027	19	20

Pool # 2525, 8.00%, 12/20/2027	9	9

Pool # 2549, 7.50%, 2/20/2028	12	13

Pool # 2562, 6.00%, 3/20/2028	56	62

Pool # 2606, 8.00%, 6/20/2028	5	5

Pool # 2633, 8.00%, 8/20/2028	1	1

Pool # 2646, 7.50%, 9/20/2028	41	45

Pool # 2647, 8.00%, 9/20/2028	3	3

Pool # 2781, 6.50%, 7/20/2029	639	713

Pool # 4224, 7.00%, 8/20/2038	247	278

Pool # 4245, 6.00%, 9/20/2038	4,370	4,754

Pool # 783389, 6.00%, 8/20/2039	2,290	2,526

Pool # 783444, 5.50%, 9/20/2039	1,376	1,460

Pool # 783967, 4.25%, 12/20/2044	6,897	7,247

Pool # AK8791, 3.75%, 7/20/2045	2,835	2,885

Pool # BD0481, 4.00%, 12/20/2047	4,035	4,157

Pool # BD0484, 4.50%, 12/20/2047	26,969	28,194

Pool # BE0207, 4.50%, 2/20/2048	6,782	7,168

Pool # BE0208, 4.50%, 2/20/2048	10,229	10,813

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2019	J.P. MORGAN INCOME FUNDS	53

JPMorgan Core Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2019 (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Mortgage-Backed Securities — continued

Pool # BE5169, 4.50%, 2/20/2048	23,643	24,746

Pool # BF2333, 5.50%, 3/20/2048	1,913	2,070

Pool # BA7567, 4.50%, 5/20/2048	9,777	10,233

Pool # BF2574, 5.50%, 5/20/2048	1,392	1,484

Pool # BH2971, 5.00%, 6/20/2048	6,192	6,569

Pool # BI0728, 5.00%, 7/20/2048	12,401	13,187

Pool # BD0551, 4.50%, 8/20/2048	11,888	12,430

Pool # BI5288, 5.00%, 8/20/2048	15,550	16,570

Pool # BI5289, 5.00%, 8/20/2048	25,154	26,698

Pool # BI5290, 5.00%, 8/20/2048	7,516	7,985

Pool # AY2411, 4.25%, 9/20/2048	4,776	4,961

Pool # 784598, 5.00%, 9/20/2048	30,630	32,570

Pool # 784626, 4.50%, 10/20/2048	13,349	13,892

Pool # BK2586, 5.00%, 11/20/2048	15,408	16,267

Pool # BJ7082, 5.00%, 12/20/2048	1,169	1,237

Pool # BJ7085, 5.00%, 12/20/2048	9,977	10,532

Pool # BK7169, 5.00%, 12/20/2048	32,309	34,147

Pool # BK7189, 5.00%, 2/20/2049	30,000	31,707

GNMA II, Other

Pool # AD0858, 3.75%, 9/20/2038	866	888

Pool # 4285, 6.00%, 11/20/2038	49	51

Pool # AD0862, 3.75%, 1/20/2039	1,826	1,872

Pool # AC0973, 4.45%, 5/20/2063 (i)	3,058	3,102

Total Mortgage-Backed Securities (Cost $4,529,076)		4,491,281

Asset-Backed Securities — 12.4%

ABFC Trust Series 2005-AQ1, Class A4, 4.76%, 1/25/2034 ‡ (f)	2,577	2,625

Academic Loan Funding Trust Series 2013-1A, Class A, 3.29%, 12/26/2044 (c) (i)	2,804	2,795

Accelerated Assets LLC Series 2018-1, Class A, 3.87%, 12/2/2033 (c)	15,800	15,917

Air Canada Pass-Through Trust (Canada)

Series 2013-1, Class A, 4.13%, 5/15/2025 (c)	10,867	10,927

Series 2015-1, Class A, 3.60%, 3/15/2027 (c)	4,751	4,634

Series 2017-1, Class AA, 3.30%, 1/15/2030 (c)	8,383	8,027

Series 2017-1, Class A, 3.55%, 1/15/2030 (c)	8,079	7,754

American Airlines Pass-Through Trust

Series 2011-1, Class A, 5.25%, 1/31/2021	598	611

Series 2013-2, Class A, 4.95%, 1/15/2023	1,969	2,025

Series 2014-1, Class A, 3.70%, 10/1/2026	327	321

Series 2016-2, Class A, 3.65%, 6/15/2028	1,697	1,631

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Series 2016-3, Class AA, 3.00%, 10/15/2028	20,012	18,919

Series 2017-1, Class AA, 3.65%, 2/15/2029	4,725	4,637

American Credit Acceptance Receivables Trust

Series 2016-2, Class C, 6.09%, 5/12/2022 (c)	5,000	5,068

Series 2016-4, Class C, 2.91%, 2/13/2023 (c)	4,695	4,693

Series 2017-1, Class C, 2.88%, 3/13/2023 (c)	8,607	8,607

Series 2018-1, Class C, 3.55%, 4/10/2024 (c)	9,054	9,089

American Homes 4 Rent

Series 2015-SFR1, Class A, 3.47%, 4/17/2052 ‡ (c)	16,974	16,961

Series 2015-SFR1, Class E, 5.64%, 4/17/2052 (c)	7,420	7,925

American Homes 4 Rent Trust

Series 2014-SFR2, Class A, 3.79%, 10/17/2036 ‡ (c)	11,586	11,766

Series 2014-SFR2, Class B, 4.29%, 10/17/2036 ‡ (c)	2,400	2,455

Series 2014-SFR2, Class D, 5.15%, 10/17/2036 ‡ (c)	8,100	8,509

Series 2014-SFR2, Class E, 6.23%, 10/17/2036 (c)	7,300	7,960

Series 2014-SFR3, Class A, 3.68%, 12/17/2036 (c)	9,256	9,353

Series 2014-SFR3, Class C, 4.60%, 12/17/2036 (c)	3,750	3,857

Series 2014-SFR3, Class E, 6.42%, 12/17/2036 ‡ (c)	16,970	18,658

Series 2015-SFR2, Class E, 6.07%, 10/17/2052 ‡ (c)	1,415	1,544

AmeriCredit Automobile Receivables Trust

Series 2016-3, Class A3, 1.46%, 5/10/2021	1,708	1,705

Series 2017-2, Class D, 3.42%, 4/18/2023	13,550	13,544

Series 2017-4, Class C, 2.60%, 9/18/2023	18,856	18,662

Ameriquest Mortgage Securities, Inc., Asset-Backed Pass-Through Certificates Series 2003-13, Class AF6, 4.94%, 1/25/2034 ‡ (f)	10	12

Anchor Assets IX LLC Series 2016-1, Class A, 5.13%, 2/15/2020 ‡ (c)	54,910	54,910

AXIS Equipment Finance Receivables IV LLC Series 2016-1A, Class A, 2.21%, 11/20/2021 (c)	2,222	2,216

B2R Mortgage Trust

Series 2015-1, Class A1, 2.52%, 5/15/2048 (c)	2,400	2,382

SEE NOTES TO FINANCIAL STATEMENTS.

54	J.P. MORGAN INCOME FUNDS	FEBRUARY 28, 2019

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Asset-Backed Securities — continued

Series 2015-2, Class A, 3.34%, 11/15/2048 (c)	9,981	9,945

Bear Stearns Asset-Backed Securities Trust Series 2006-SD1, Class A, 2.86%, 4/25/2036 ‡ (i)	111	110

BMW Vehicle Owner Trust Series 2018-A, Class A3, 2.35%, 4/25/2022	33,741	33,587

British Airways Pass-Through Trust (United Kingdom)

Series 2018-1, Class AA, 3.80%, 9/20/2031 (c)	8,843	8,866

Series 2018-1, Class A, 4.13%, 9/20/2031 (c)	14,122	14,077

Business Jet Securities LLC

Series 2018-1, Class A, 4.34%, 2/15/2033 (c)	27,106	27,133

Series 2018-2, Class A, 4.45%, 6/15/2033 (c)	41,861	41,949

Series 2018-2, Class B, 5.44%, 6/15/2033 (c)	9,441	9,496

BXG Receivables Note Trust Series 2012-A, Class A, 2.66%, 12/2/2027 (c)	1,334	1,331

Cabela’s Credit Card Master Note Trust Series 2015-2, Class A1, 2.25%, 7/17/2023	5,757	5,713

Camillo Issuer LLC

Series 2016-SFR, Class 1-A-1, 5.00%, 12/5/2023 ‡	40,421	40,333

Series 2018-SFR1, Class A, 5.25%, 6/5/2028 ‡ (c)	43,609	43,609

Capital Auto Receivables Asset Trust Series 2018-1, Class A3, 2.79%, 1/20/2022 (c)	35,295	35,300

Carnow Auto Receivables Trust

Series 2016-1A, Class C, 5.11%, 2/15/2021 (c)	7,214	7,221

Series 2017-1A, Class A, 2.92%, 9/15/2022 (c)	7,997	7,973

Series 2018-1A, Class C, 5.21%, 9/15/2023 (c)	14,000	14,133

Cascade Funding Mortgage Trust Series 2018-RM1, Class A1, 4.58%, 6/25/2048 (c) (f)	15,689	15,722

Chase Funding Trust

Series 2003-4, Class 1A5, 5.20%, 5/25/2033 ‡ (f)	1,217	1,231

Series 2003-6, Class 1A5, 5.04%, 11/25/2034 ‡ (f)	1,756	1,814

Series 2003-6, Class 1A7, 5.04%, 11/25/2034 ‡ (f)	2,993	3,072

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

CIG Auto Receivables Trust

Series 2017-1A, Class A, 2.71%, 5/15/2023 (c)	6,586	6,556

Series 2019-1A, Class C, 3.82%, 8/15/2024 (c)	3,000	3,003

Citibank Credit Card Issuance Trust Series 2007-A3, Class A3, 6.15%, 6/15/2039	950	1,184

Citigroup Global Markets Mortgage Securities VII, Inc. Series 2003-UP1, Class A, 3.95%, 4/25/2032 ‡ (c) (f)	124	123

Citigroup Mortgage Loan Trust, Inc. Series 2003-HE3, Class A, 3.25%, 12/25/2033 (i)	107	107

CLUB Credit Trust

Series 2017-P2, Class A, 2.61%, 1/15/2024 (c)	4,084	4,066

Series 2018-NP1, Class A, 2.99%, 5/15/2024 (c)	80	80

Series 2018-NP1, Class B, 3.67%, 5/15/2024 ‡ (c)	5,737	5,739

Colony American Finance Ltd. (Cayman Islands) Series 2016-1, Class A, 2.54%, 6/15/2048 (c)	7,458	7,336

Consumer Loan Underlying Bond Credit Trust Series 2018-P1, Class A, 3.39%, 7/15/2025 (c)	18,960	18,968

Continental Airlines Pass-Through Trust

Series 1999-2, Class A-1, 7.26%, 3/15/2020	24	24

Series 2007-1, Class A, 5.98%, 4/19/2022	2,668	2,790

COOF Securitization Trust Ltd. Series 2014-1, Class A, IO, 3.00%, 6/25/2040 ‡ (c) (i)	8,000	711

CPS Auto Receivables Trust

Series 2014-B, Class C, 3.23%, 5/15/2020 (c)	1,981	1,982

Series 2014-C, Class C, 3.77%, 8/17/2020 (c)	2,398	2,402

Series 2016-B, Class B, 3.18%, 9/15/2020 (c)	475	475

Series 2014-D, Class C, 4.35%, 11/16/2020 (c)	3,086	3,101

Series 2015-A, Class C, 4.00%, 2/16/2021 (c)	2,900	2,918

Series 2015-B, Class C, 4.20%, 5/17/2021 (c)	16,500	16,622

Series 2015-C, Class D, 4.63%, 8/16/2021 (c)	5,849	5,920

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2019	J.P. MORGAN INCOME FUNDS	55

JPMorgan Core Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2019 (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Asset-Backed Securities — continued

Series 2018-A, Class B, 2.77%, 4/18/2022 (c)	5,675	5,650

Series 2016-C, Class C, 3.27%, 6/15/2022 (c)	7,840	7,846

Series 2018-B, Class B, 3.23%, 7/15/2022 (c)	11,435	11,441

Series 2017-D, Class C, 3.01%, 10/17/2022 (c)	7,027	6,998

Series 2018-A, Class C, 3.05%, 12/15/2023 (c)	2,094	2,086

CPS Auto Trust

Series 2017-A, Class C, 3.31%, 12/15/2022 (c)	5,383	5,390

Series 2017-A, Class D, 4.61%, 12/15/2022 (c)	3,060	3,106

Credit Acceptance Auto Loan Trust

Series 2017-1A, Class A, 2.56%, 10/15/2025 (c)	13,659	13,635

Series 2017-1A, Class B, 3.04%, 12/15/2025 (c)	5,989	5,969

Series 2017-1A, Class C, 3.48%, 2/17/2026 (c)	5,018	4,997

Series 2017-2A, Class C, 3.35%, 6/15/2026 (c)	5,343	5,320

Series 2018-1A, Class A, 3.01%, 2/16/2027 (c)	18,590	18,516

Series 2018-3A, Class B, 3.89%, 10/15/2027 (c)	18,903	19,082

Currency Capital Funding Trust Series 2018-1A, Class A, 6.74%, 3/17/2026 ‡ (c) (i)	51,591	51,462

CVS Pass-Through Trust 5.93%, 1/10/2034 (c)	5,216	5,644

CWABS, Inc. Asset-Backed Certificates

Series 2003-5, Class MF1, 5.15%, 1/25/2034 ‡ (i)	180	182

Series 2004-1, Class M1, 3.24%, 3/25/2034 ‡ (i)	317	318

Series 2004-1, Class M2, 3.31%, 3/25/2034 ‡ (i)	67	66

Series 2004-1, Class 3A, 3.05%, 4/25/2034 ‡ (i)	10	9

CWABS, Inc. Asset-Backed Certificates Trust Series 2004-6, Class M1, 3.39%, 10/25/2034 (i)	159	157

Dell Equipment Finance Trust Series 2017-2, Class B, 2.47%, 10/24/2022 (c)	7,750	7,699

Delta Air Lines Pass-Through Trust

Series 2011-1, Class A, 5.30%, 4/15/2019	505	506

Series 2010-2, Class A, 4.95%, 5/23/2019	461	463

Series 2012-1, Class A, 4.75%, 5/7/2020	1,495	1,513

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Diamond Resorts Owner Trust

Series 2017-1A, Class A, 3.27%, 10/22/2029 (c)	12,287	12,267

Series 2017-1A, Class B, 4.11%, 10/22/2029 ‡ (c)	4,322	4,328

Drive Auto Receivables Trust

Series 2016-AA, Class C, 3.91%, 5/17/2021 (c)	2,385	2,389

Series 2015-BA, Class D, 3.84%, 7/15/2021 (c)	7,968	7,982

Series 2017-BA, Class C, 2.61%, 8/16/2021 (c)	10,590	10,584

Series 2015-CA, Class D, 4.20%, 9/15/2021 (c)	3,942	3,957

Series 2017-1, Class C, 2.84%, 4/15/2022	20,786	20,781

Series 2017-3, Class C, 2.80%, 7/15/2022	15,725	15,717

Series 2015-AA, Class D, 4.12%, 7/15/2022 (c)	11,059	11,105

Series 2015-BA, Class E, 5.15%, 8/15/2022 (c)	14,750	14,841

Series 2017-BA, Class D, 3.72%, 10/17/2022 (c)	20,505	20,602

Series 2015-CA, Class E, 5.27%, 11/15/2022 (c)	10,000	10,059

Series 2015-DA, Class D, 4.59%, 1/17/2023 (c)	2,640	2,663

Series 2017-1, Class D, 3.84%, 3/15/2023	26,357	26,516

Series 2017-3, Class D, 3.53%, 12/15/2023 (c)	60,780	60,938

Series 2016-CA, Class D, 4.18%, 3/15/2024 (c)	23,204	23,377

Series 2018-2, Class C, 3.63%, 8/15/2024	22,745	22,876

Series 2018-3, Class D, 4.30%, 9/16/2024	31,281	31,811

Series 2019-1, Class D, 4.09%, 6/15/2026	15,350	15,564

DT Auto Owner Trust

Series 2015-2A, Class D, 4.25%, 2/15/2022 (c)	7,332	7,348

Series 2018-2A, Class B, 3.43%, 5/16/2022 (c)	28,158	28,199

Series 2016-4A, Class D, 3.77%, 10/17/2022 (c)	12,831	12,889

Series 2017-1A, Class C, 2.70%, 11/15/2022 (c)	11,570	11,556

Series 2017-2A, Class C, 3.03%, 1/17/2023 (c)	19,795	19,795

Series 2017-3A, Class D, 3.58%, 5/15/2023 (c)	10,458	10,463

Series 2017-4A, Class C, 2.86%, 7/17/2023 (c)	10,455	10,427

SEE NOTES TO FINANCIAL STATEMENTS.

56	J.P. MORGAN INCOME FUNDS	FEBRUARY 28, 2019

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Asset-Backed Securities — continued

Series 2017-4A, Class D, 3.47%, 7/17/2023 (c)	19,583	19,563

Series 2018-1A, Class C, 3.47%, 12/15/2023 (c)	20,372	20,422

Series 2018-1A, Class D, 3.81%, 12/15/2023 (c)	14,372	14,397

Series 2018-2A, Class D, 4.15%, 3/15/2024 (c)	18,000	18,223

Series 2019-1A, Class D, 3.87%, 11/15/2024 (c)	9,800	9,817

Elara HGV Timeshare Issuer LLC

Series 2017-A, Class B, 2.96%, 3/25/2030 (c)	6,619	6,490

Series 2017-A, Class C, 3.31%, 3/25/2030 (c)	4,468	4,391

Engs Commercial Finance Trust

Series 2016-1A, Class A2, 2.63%, 2/22/2022 (c)	2,121	2,112

Series 2018-1A, Class A2, 3.39%, 2/22/2023 (c)	18,066	18,113

Exeter Automobile Receivables Trust

Series 2016-3A, Class B, 2.84%, 8/16/2021 (c)	6,450	6,447

Series 2016-2A, Class B, 3.64%, 2/15/2022 (c)	3,051	3,056

Series 2016-3A, Class C, 4.22%, 6/15/2022 (c)	5,500	5,555

Series 2018-1A, Class C, 3.03%, 1/17/2023 (c)	14,015	13,997

Series 2017-3A, Class C, 3.68%, 7/17/2023 (c)	9,251	9,294

Series 2019-1A, Class C, 3.82%, 12/16/2024 (c)	8,170	8,215

Series 2019-1A, Class D, 4.13%, 12/16/2024 (c)	7,600	7,709

Federal Express Corp. Pass-Through Trust Series 1998, 6.72%, 1/15/2022	815	852

First Investors Auto Owner Trust

Series 2015-2A, Class D, 4.22%, 12/15/2021 (c)	2,933	2,951

Series 2017-1A, Class A2, 2.20%, 3/15/2022 (c)	6,528	6,503

Series 2017-1A, Class C, 2.95%, 4/17/2023 (c)	7,127	7,088

Flagship Credit Auto Trust

Series 2015-3, Class A, 2.38%, 10/15/2020 (c)	59	59

Series 2016-1, Class A, 2.77%, 12/15/2020 (c)	1,113	1,113

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Series 2014-2, Class C, 3.95%, 12/15/2020 (c)	2,455	2,460

Series 2015-3, Class B, 3.68%, 3/15/2022 (c)	5,299	5,315

Series 2015-3, Class C, 4.65%, 3/15/2022 (c)	5,163	5,237

Series 2016-2, Class B, 3.84%, 9/15/2022 (c)	3,150	3,163

Series 2016-2, Class C, 6.22%, 9/15/2022 (c)	21,080	21,857

Series 2018-2, Class A, 2.97%, 10/17/2022 (c)	25,381	25,378

Series 2017-R, Class A, 5.61%, 5/17/2023 (c)	2,290	2,291

6.05%, 10/18/2023	23,710	23,645

Ford Credit Auto Lease Trust Series 2017-B, Class A3, 2.03%, 12/15/2020	13,343	13,296

Ford Credit Auto Owner Trust Series 2016-B, Class A3, 1.33%, 10/15/2020	1,912	1,907

FREED ABS Trust

Series 2018-1, Class A, 3.61%, 7/18/2024 (c)	15,253	15,260

Series 2018-1, Class B, 4.56%, 7/18/2024 ‡ (c)	6,000	6,042

Series 2018-2, Class A, 3.99%, 10/20/2025 (c)	10,314	10,337

GE Capital Mortgage Services, Inc. Trust Series 1999-HE1, Class M, 6.71%, 4/25/2029 ‡ (i)	226	187

Genesis Sales Finance Master Trust Series 2019-AA, Class A, 4.68%, 8/20/2023 (c)	6,600	6,643

GLS Auto Receivables Issuer Trust Series 2019-1A, Class A, 3.37%, 1/17/2023 (c)	19,195	19,205

GLS Auto Receivables Trust

Series 2016-1A, Class C, 6.90%, 10/15/2021 (c)	10,500	10,807

Series 2018-2A, Class A, 3.25%, 4/18/2022 (c)	3,310	3,311

Series 2018-1A, Class A, 2.82%, 7/15/2022 (c)	2,622	2,617

GM Financial Automobile Leasing Trust Series 2018-1, Class A3, 2.61%, 1/20/2021	30,920	30,877

GMAT Trust Series 2013-1A, Class A, 6.97%, 11/25/2043 ‡ (c) (f)	322	322

Gold Key Resorts LLC Series 2014-A, Class A, 3.22%, 3/17/2031 (c)	3,048	3,032

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2019	J.P. MORGAN INCOME FUNDS	57

JPMorgan Core Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2019 (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Asset-Backed Securities — continued

Golden Bear LLC Series 2016-R, Class R, 5.65%, 9/20/2047 ‡ (c)	8,519	8,638

Goodgreen Trust

Series 2016-1A, Class A, 3.23%, 10/15/2052 (c)	21,741	21,535

Series 2017-1A, Class A, 3.74%, 10/15/2052 (c)	6,196	6,189

Series 2017-2A, Class A, 3.26%, 10/15/2053 (c)	28,117	27,711

HERO (Cayman Islands) Series 2018-1ASI, Class A, 4.00%, 9/20/2047 (c)	24,508	24,477

HERO Funding (Cayman Islands)

Series 2017-3A, Class A2, 3.95%, 9/20/2048 (c)	26,368	26,871

Series 2018-1A, Class A2, 4.67%, 9/20/2048 (c)	33,786	34,875

HERO Funding II (Cayman Islands) Series 2016-3B, Class B,

5.24%, 9/20/2042 ‡ (c)	8,137	8,232

3.75%, 9/21/2044 ‡	12,768	11,955

Series 2016-4B, Class B, 4.99%, 9/20/2047 ‡ (c)	6,424	6,523

HERO Funding Trust (Cayman Islands)

Series 2016-3A, Class A1, 3.08%, 9/20/2042 (c)	10,872	10,733

Series 2016-4A, Class A1, 3.57%, 9/20/2047 (c)	3,039	3,052

Series 2016-4A, Class A2, 4.29%, 9/20/2047 (c)	6,332	6,526

Series 2017-1A, Class A2, 4.46%, 9/20/2047 (c)	20,359	20,972

HERO Residual Funding (Cayman Islands) Series 2016-1R, Class A1, 4.50%, 9/21/2042 (c)	10,610	10,556

Hertz Fleet Lease Funding LP Series 2018-1, Class A2, 3.23%, 5/10/2032 (c)	16,748	16,765

Hertz Vehicle Financing II LP Series 2018-1A, Class A, 3.29%, 2/25/2024 (c)	23,659	23,356

Hilton Grand Vacations Trust Series 2017-AA, Class A, 2.66%, 12/26/2028 (c)	3,341	3,295

Home Equity Mortgage Loan Asset-Backed Trust Series 2006-A, Class A3, 2.69%, 3/25/2036 ‡ (i)	334	328

Hyundai Auto Receivables Trust

Series 2016-A, Class A3, 1.56%, 9/15/2020	1,816	1,812

Series 2018-A, Class A3, 2.79%, 7/15/2022	10,456	10,460

Kabbage Asset Securitization LLC

Series 2017-1, Class A, 4.57%, 3/15/2022 (c)	75,570	75,817

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Series 2017-1, Class B, 5.79%, 3/15/2022 ‡ (c)	23,690	23,918

KGS-Alpha SBA COOF Trust

Series 2012-3, Class A, IO, 1.54%, 9/25/2026 ‡ (c) (i)	4,510	64

Series 2014-1, Class A, IO, 1.40%, 10/25/2032 ‡ (c) (i)	23,840	832

Series 2012-4, Class A, IO, 0.97%, 9/25/2037 ‡ (c) (i)	54,471	1,417

Series 2012-2, Class A, IO, 0.89%, 8/25/2038 ‡ (c) (i)	35,829	856

Series 2013-2, Class A, IO, 1.68%, 3/25/2039 ‡ (c) (i)	29,892	1,219

Series 2012-6, Class A, IO, 0.62%, 5/25/2039 ‡ (c) (i)	24,941	384

Series 2014-2, Class A, IO, 2.91%, 4/25/2040 ‡ (c) (i)	7,225	586

Series 2015-2, Class A, IO, 2.69%, 7/25/2041 ‡ (c) (i)	9,423	995

LendingPoint Funding Trust Series 2018-1, Class A2, 6.49%, 11/15/2024 ‡ (c) (i)	34,407	34,407

Lendmark Funding Trust

Series 2017-1A, Class A, 2.83%, 12/22/2025 (c)	16,439	16,270

Series 2017-1A, Class B, 3.77%, 12/22/2025 ‡ (c)	2,200	2,193

Series 2017-2A, Class A, 2.80%, 5/20/2026 (c)	23,070	22,870

Long Beach Mortgage Loan Trust

Series 2004-1, Class M1, 3.24%, 2/25/2034 ‡ (i)	1,807	1,786

Series 2004-3, Class M1, 3.34%, 7/25/2034 ‡ (i)	345	342

LV Tower 52 Issuer

Series 2013-1, Class A, 5.75%, 7/15/2019 ‡ (c)	33,774	33,774

Series 2013-1, Class M, 7.75%, 7/15/2019 ‡ (c)	12,319	12,319

Mariner Finance Issuance Trust

Series 2017-AA, Class A, 3.62%, 2/20/2029 (c)	25,870	25,896

Series 2017-AA, Class B, 4.74%, 2/20/2029 ‡ (c)	7,750	7,834

Series 2017-AA, Class C, 6.73%, 2/20/2029 ‡ (c)	6,500	6,714

Series 2017-BA, Class A, 2.92%, 12/20/2029 (c)	7,415	7,338

Series 2017-BA, Class B, 3.48%, 12/20/2029 ‡ (c)	7,000	6,900

SEE NOTES TO FINANCIAL STATEMENTS.

58	J.P. MORGAN INCOME FUNDS	FEBRUARY 28, 2019

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Asset-Backed Securities — continued

Series 2017-BA, Class C, 4.57%, 12/20/2029 ‡ (c)	12,200	12,018

MarketPlace Loan Trust Series 2017-BS1, Class A, 3.50%, 1/18/2022 (c)	8,581	8,543

Marlette Funding Trust

Series 2017-1A, Class A, 2.83%, 3/15/2024 (c)	1,495	1,495

Series 2017-3A, Class B, 3.01%, 12/15/2024 (c)	9,500	9,458

Series 2018-1A, Class A, 2.61%, 3/15/2028 (c)	10,926	10,900

Series 2018-1A, Class B, 3.19%, 3/15/2028 ‡ (c)	8,926	8,881

Series 2018-2A, Class A, 3.06%, 7/17/2028 (c)	11,486	11,476

Mid-State Capital Corp. Trust Series 2006-1, Class M1, 6.08%, 10/15/2040 ‡ (c)	6,495	7,020

Mid-State Capital Trust

Series 2010-1, Class A, 3.50%, 12/15/2045 (c)	2,241	2,273

Series 2010-1, Class M, 5.25%, 12/15/2045 ‡ (c)	4,034	4,176

New Century Home Equity Loan Trust Series 2003-5, Class AI6, 5.08%, 11/25/2033 ‡ (f)	1,597	1,612

New Residential Advance Receivables Trust Advance Receivables Backed Notes Series 2016-T2, Class AT2, 2.58%, 10/15/2049 (c)	7,560	7,531

OL SP LLC

Series 2018, Class A, 4.16%, 2/9/2030	5,363	5,345

Series 2018, Class B, 4.61%, 2/9/2030 ‡	1,676	1,683

OnDeck Asset Securitization Trust LLC Series 2018-1A, Class A, 3.50%, 4/18/2022 (c)	16,601	16,660

OneMain Direct Auto Receivables Trust Series 2018-1A, Class B, 3.71%, 4/14/2025 (c)	25,537	25,657

OneMain Financial Issuance Trust

Series 2015-2A, Class B, 3.10%, 7/18/2025 ‡ (c)	224	224

Series 2015-1A, Class A, 3.19%, 3/18/2026 (c)	2,952	2,953

Series 2015-1A, Class B, 3.85%, 3/18/2026 (c)	10,800	10,831

Series 2016-1A, Class A, 3.66%, 2/20/2029 (c)	18,919	18,997

Series 2016-1A, Class C, 6.00%, 2/20/2029 (c)	12,500	12,788

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Oportun Funding VI LLC Series 2017-A, Class A, 3.23%, 6/8/2023 (c)	12,817	12,729

Oportun Funding VII LLC Series 2017-B, Class A, 3.22%, 10/10/2023 (c)	10,654	10,574

Oportun Funding VIII LLC Series 2018-A, Class A, 3.61%, 3/8/2024 (c)	35,735	35,646

Pretium Mortgage Credit Partners I LLC

Series 2018-NPL4, Class A1, 4.83%, 9/25/2058 ‡ (c) (f)	28,255	28,444

Series 2019-NPL1, Class A1, 4.21%, 7/25/2060 (c) (f)	16,250	16,268

Progress Residential Trust

Series 2015-SFR2, Class A, 2.74%, 6/12/2032 (c)	26,313	26,069

Series 2015-SFR2, Class B, 3.14%, 6/12/2032 ‡ (c)	7,295	7,241

Series 2015-SFR2, Class C, 3.44%, 6/12/2032 ‡ (c)	16,110	16,029

Series 2015-SFR2, Class E, 4.43%, 6/12/2032 ‡ (c)	8,917	8,920

Series 2015-SFR3, Class A, 3.07%, 11/12/2032 ‡ (c)	32,330	32,181

Series 2015-SFR3, Class D, 4.67%, 11/12/2032 ‡ (c)	3,041	3,069

Series 2015-SFR3, Class E, 5.66%, 11/12/2032 (c)	4,000	4,045

Series 2017-SFR1, Class E, 4.26%, 8/17/2034 ‡ (c)	6,500	6,505

Series 2018-SFR1, Class E, 4.38%, 3/17/2035 ‡ (c)	12,400	12,407

Prosper Marketplace Issuance Trust

Series 2017-3A, Class A, 2.36%, 11/15/2023 (c)	4,029	4,025

Series 2018-1A, Class A, 3.11%, 6/17/2024 (c)	12,786	12,792

Series 2019-1A, Class A, 3.54%, 4/15/2025 (c)	6,745	6,752

Purchasing Power Funding LLC

Series 2018-A, Class B, 3.58%, 8/15/2022 ‡ (c)	6,845	6,835

Series 2018-A, Class C, 3.78%, 8/15/2022 ‡ (c)	6,795	6,786

RCM Fund 1 Issuer LLC Series 2017-1, Class A, 5.50%, 10/25/2021 ‡ (c)	8,681	8,681

Regional Management Issuance Trust Series 2018-1, Class A, 3.83%, 7/15/2027 (c)	20,770	20,660

Renaissance Home Equity Loan Trust Series 2007-2, Class AF2, 5.68%, 6/25/2037 ‡ (f)	96	41

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2019	J.P. MORGAN INCOME FUNDS	59

JPMorgan Core Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2019 (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Asset-Backed Securities — continued

Renew (Cayman Islands) Series 2017-1A, Class A, 3.67%, 9/20/2052 (c)	8,089	8,142

RFLF 1 Issuer LLC Series 2018-1A, Class A, 5.25%, 6/12/2022 ‡ (c)	45,000	45,000

Rice Park Financing Trust Series 2016-A, Class A, 4.63%, 10/31/2041 ‡ (c)	33,185	33,153

Santander Drive Auto Receivables Trust

Series 2018-1, Class D, 3.32%, 3/15/2024	32,463	32,379

Series 2019-1, Class C, 3.42%, 4/15/2025	16,565	16,585

Santander Retail Auto Lease Trust

Series 2018-A, Class A2A, 2.71%, 10/20/2020 (c)	16,610	16,600

Series 2018-A, Class A3, 2.93%, 5/20/2021 (c)	28,354	28,354

Saxon Asset Securities Trust Series 2003-1, Class AF6, 4.64%, 6/25/2033 (f)	239	242

Securitized Asset-Backed Receivables LLC Trust Series 2006-CB1, Class AF2, 3.35%, 1/25/2036 ‡ (f)	553	476

SoFi Consumer Loan Program LLC Series 2016-2, Class A, 3.09%, 10/27/2025 (c)	4,201	4,194

SoFi Professional Loan Program LLC Series 2018-A, Class A2A, 2.39%, 2/25/2042 (c)	3,968	3,939

Spirit Airlines Pass-Through Trust Series 2017-1, Class AA, 3.38%, 2/15/2030	4,140	4,001

Spirit Master Funding LLC

Series 2014-3A, Class A, 5.74%, 3/20/2042 (c)	19,840	20,638

Series 2017-1A, Class A, 4.36%, 12/20/2047 (c)	29,997	30,286

Springleaf Funding Trust

Series 2015-AA, Class A, 3.16%, 11/15/2024 (c)	6,294	6,296

Series 2015-AA, Class B, 3.62%, 11/15/2024 (c)	8,805	8,813

Series 2016-AA, Class B, 3.80%, 11/15/2029 (c)	16,735	16,732

Spruce ABS Trust Series 2016-E1, Class A, 4.32%, 6/15/2028 (c)	6,113	6,156

Structured Asset Securities Corp. Mortgage Pass-Through Certificates

Series 2004-6XS, Class A5A, 6.03%, 3/25/2034 ‡ (f)	1,057	1,072

Series 2004-6XS, Class A5B, 6.05%, 3/25/2034 ‡ (f)	846	857

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Structured Asset Securities Corp. Pass-Through Certificates

Series 2002-AL1, Class A2, 3.45%, 2/25/2032 ‡	292	285

Series 2002-AL1, Class A3, 3.45%, 2/25/2032 ‡	626	606

Synchrony Card Issuance Trust Series 2018-A1, Class A, 3.38%, 9/15/2024	34,000	34,388

TCF Auto Receivables Owner Trust Series 2016-1A, Class A3, 1.71%, 4/15/2021 (c)	6,908	6,890

Tesla Auto Lease Trust Series 2018-A, Class A, 2.32%, 12/20/2019 (c)	4,745	4,738

Tricolor Auto Securitization Trust

Series 2018-1A, Class A, 5.05%, 12/15/2020 (c)	24,667	24,675

Series 2018-2A, Class A, 3.96%, 10/15/2021 (c)	11,686	11,696

Tricon American Homes Trust Series 2016-SFR1, Class A, 2.59%, 11/17/2033 ‡ (c)	14,351	14,073

United Airlines Pass-Through Trust

Series 2013-1, Class A, 4.30%, 8/15/2025	1,066	1,086

Series 2016-1, Class B, 3.65%, 1/7/2026	923	899

Series 2018-1, Class B, 4.60%, 3/1/2026	4,100	4,125

Series 2014-1, Class A, 4.00%, 4/11/2026	6,320	6,330

Series 2016-1, Class AA, 3.10%, 7/7/2028	2,670	2,565

Series 2016-1, Class A, 3.45%, 7/7/2028	6,330	6,076

Series 2018-1, Class AA, 3.50%, 3/1/2030	16,115	15,684

Series 2018-1, Class A, 3.70%, 3/1/2030	8,875	8,595

Series 2019-1, Class AA, 4.15%, 8/25/2031 (b)	16,825	17,207

Series 2019-1, Class A, 4.55%, 8/25/2031	15,200	15,407

US Auto Funding LLC Series 2018-1A, Class A, 5.50%, 7/15/2023 (c)	31,422	31,697

USASF Receivables LLC Series 2017-1, Class A, 5.75%, 9/15/2030 (c)	10,597	10,597

Verizon Owner Trust

Series 2016-1A, Class A, 1.42%, 1/20/2021 (c)	798	796

Series 2017-3A, Class A1A, 2.06%, 4/20/2022 (c)	18,701	18,537

Veros Automobile Receivables Trust Series 2017-1, Class A, 2.84%, 4/17/2023 (c)	5,173	5,165

VM DEBT LLC Series 2017-1, Class A, 6.50%, 10/2/2024 ‡ (c)	35,785	35,785

VOLT LXIV LLC Series 2017-NP11, Class A1, 3.38%, 10/25/2047 ‡ (c) (f)	36,897	36,795

SEE NOTES TO FINANCIAL STATEMENTS.

60	J.P. MORGAN INCOME FUNDS	FEBRUARY 28, 2019

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Asset-Backed Securities — continued

VOLT LXIX LLC

Series 2018-NPL5, Class A1A, 4.21%, 8/25/2048 ‡ (c) (f)	14,388	14,417

Series 2018-NPL5, Class A1B, 4.70%, 8/25/2048 ‡ (c) (f)	5,200	5,209

VOLT LXVI Series 2018-NPL2, Class A1, 4.34%, 5/25/2048 ‡ (c) (f)	25,607	25,624

VOLT LXVII LLC Series 2018-NPL3, Class A1, 4.38%, 6/25/2048 ‡ (c) (f)	15,062	15,066

VOLT LXVIII LLC

Series 2018-NPL4, Class A1A, 4.34%, 7/27/2048 ‡ (c) (f)	18,758	18,789

Series 2018-NPL4, Class A1B, 4.83%, 7/27/2048 ‡ (c) (f)	6,209	6,229

VOLT LXX LLC Series 2018-NPL6, Class A1A, 4.11%, 9/25/2048 ‡ (c) (f)	16,344	16,339

VOLT LXXI LLC Series 2018-NPL7, Class A1A, 3.97%, 9/25/2048 (c) (f)	17,480	17,408

VOLT LXXII LLC Series 2018-NPL8, Class A1A, 4.21%, 10/26/2048 ‡ (c) (f)	52,330	52,019

VOLT LXXV LLC

Series 2019-NPL1, Class A1A, 4.34%, 1/25/2049 (c) (f)	50,968	51,079

Series 2019-NPL1, Class A1B, 4.83%, 1/25/2049 (c) (f)	26,500	26,600

VOLT Trust Series 2018-FT1, Class A1, 3.26%, 1/27/2023 (i)	6,652	6,573

Westgate Resorts LLC Series 2017-1A, Class A, 3.05%, 12/20/2030 (c)	8,715	8,649

Westlake Automobile Receivables Trust

Series 2016-3A, Class D, 3.58%, 1/18/2022 (c)	4,000	4,027

Series 2017-1A, Class C, 2.70%, 10/17/2022 (c)	8,210	8,190

Series 2017-1A, Class D, 3.46%, 10/17/2022 (c)	8,261	8,262

Series 2018-1A, Class C, 2.92%, 5/15/2023 (c)	3,370	3,357

World Financial Network Credit Card Master Trust Series 2019-A, Class A, 3.14%, 12/15/2025	34,790	34,862

World Omni Auto Receivables Trust Series 2018-B, Class A3, 2.87%, 7/17/2023	18,475	18,485

Total Asset-Backed Securities (Cost $3,669,775)		3,670,674

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Collateralized Mortgage Obligations — 8.7%

Acre 12/15/2020	42,290	42,290

Alternative Loan Trust

Series 2004-2CB, Class 1A9, 5.75%, 3/25/2034	5,430	5,662

Series 2005-J1, Class 1A4, IF, IO, 2.61%, 2/25/2035 ‡ (i)	609	9

Series 2005-1CB, Class 1A6, IF, IO, 4.61%, 3/25/2035 ‡ (i)	1,588	195

Series 2005-22T1, Class A2, IF, IO, 2.58%, 6/25/2035 ‡ (i)	6,068	579

Series 2005-20CB, Class 3A8, IF, IO, 2.26%, 7/25/2035 ‡ (i)	5,268	444

Series 2005-28CB, Class 1A4, 5.50%, 8/25/2035	2,261	2,159

Series 2005-28CB, Class 3A5, 6.00%, 8/25/2035	75	54

Series 2005-37T1, Class A2, IF, IO, 2.56%, 9/25/2035 ‡ (i)	19,698	1,969

Series 2005-54CB, Class 1A2, IF, IO, 2.36%, 11/25/2035 ‡ (i)	8,632	815

Series 2005-54CB, Class 1A11, 5.50%, 11/25/2035	2,184	2,030

Series 2005-54CB, Class 1A7, 5.50%, 11/25/2035	30	29

Series 2005-64CB, Class 1A9, 5.50%, 12/25/2035	930	899

American General Mortgage Loan Trust Series 2006-1, Class A5, 5.75%, 12/25/2035 (c) (i)	51	53

Antler Mortgage Trust Series 2018-RTL1, Class A1, 4.34%, 7/25/2022 (c)	32,592	32,553

Aqua Finance Trust Series 2017-A, Class A, 3.72%, 11/15/2035 (c)	18,558	18,314

ARIVO 9/15/2019 ‡	28,851	28,851

ASG Resecuritization Trust Series 2011-1, Class 2A35, 6.00%, 9/28/2036 (c)	1,868	1,373

Banc of America Alternative Loan Trust

Series 2004-6, Class 15PO, PO, 7/25/2019 ‡	12	11

Series 2005-5, Class 1CB1, 5.50%, 6/25/2035	356	332

Series 2005-9, Class CBIO, IO, 5.50%, 10/25/2035 ‡	1,101	242

Banc of America Funding Trust

Series 2004-1, PO, 3/25/2034 ‡	259	221

Series 2004-2, Class 1CB1, 5.75%, 9/20/2034	374	396

Series 2004-C, Class 1A1, 4.97%, 12/20/2034 (i)	463	464

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2019	J.P. MORGAN INCOME FUNDS	61

JPMorgan Core Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2019 (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Collateralized Mortgage Obligations — continued

Series 2005-E, Class 4A1, 4.71%, 3/20/2035 (i)	261	263

Series 2005-6, Class 2A7, 5.50%, 10/25/2035	254	242

Series 2005-7, Class 30PO, PO, 11/25/2035 ‡	254	212

Series 2005-8, Class 30PO, PO, 1/25/2036 ‡	85	64

Series 2006-1, Class XPO, PO, 1/25/2036 ‡	147	115

Banc of America Mortgage Trust

Series 2004-9, Class 3PO, PO, 9/25/2032 ‡	1	1

Series 2004-9, Class 3A1, 6.50%, 9/25/2032	198	204

Series 2003-C, Class 3A1, 4.19%, 4/25/2033 (i)	106	108

Series 2004-J, Class 3A1, 4.87%, 11/25/2034 (i)	421	422

BCAP LLC Trust

Series 2009-RR5, Class 8A1, 5.50%, 11/26/2034 (c) (i)	922	943

Series 2010-RR7, Class 2A1, 3.86%, 7/26/2045 (c) (i)	4,913	4,884

Bear Stearns ALT-A Trust Series 2005-2, Class 1A1, 2.99%, 3/25/2035 (i)	106	106

Bear Stearns ARM Trust

Series 2003-2, Class A5, 4.72%, 1/25/2033 (c) (i)	994	1,016

Series 2003-7, Class 3A, 4.20%, 10/25/2033 (i)	87	87

Series 2004-2, Class 14A, 4.11%, 5/25/2034 (i)	543	539

Series 2006-1, Class A1, 4.91%, 2/25/2036 (i)	1,920	1,935

Cendant Mortgage Capital CDMC Mortgage Pass-Through Certificates Series 2003-8, Class 1P, PO, 10/25/2033 ‡	138	130

Cendant Mortgage Capital LLC CDMC Mortgage Pass-Through Certificates Series 2004-1, Class P, PO, 2/25/2034 ‡	58	53

Chase Mortgage Finance Trust

Series 2007-A1, Class 7A1, 4.26%, 2/25/2037 (i)	110	111

Series 2007-A1, Class 2A1, 4.48%, 2/25/2037 (i)	809	831

Series 2007-A1, Class 9A1, 4.51%, 2/25/2037 (i)	494	491

Series 2007-A1, Class 1A3, 4.62%, 2/25/2037 (i)	420	426

Series 2007-A2, Class 1A1, 4.26%, 7/25/2037 (i)	377	378

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Series 2007-A2, Class 2A1, 4.51%, 7/25/2037 (i)	555	565

CHL Mortgage Pass-Through Trust

Series 2004-8, Class 2A1, 4.50%, 6/25/2019	13	13

Series 2002-18, PO, 11/25/2032 ‡	111	102

Series 2004-3, Class A26, 5.50%, 4/25/2034	265	270

Series 2004-3, Class A4, 5.75%, 4/25/2034	180	183

Series 2004-HYB1, Class 2A, 4.20%, 5/20/2034 (i)	110	111

Series 2004-HYB3, Class 2A, 3.62%, 6/20/2034 (i)	777	781

Series 2004-7, Class 2A1, 4.06%, 6/25/2034 (i)	79	81

Series 2004-5, Class 1A4, 5.50%, 6/25/2034	1,381	1,391

Series 2004-HYB6, Class A3, 4.27%, 11/20/2034 (i)	370	376

Series 2005-14, Class A2, 5.50%, 7/25/2035	212	197

Series 2005-16, Class A23, 5.50%, 9/25/2035	107	102

Series 2005-22, Class 2A1, 4.05%, 11/25/2035 (i)	1,588	1,392

Citicorp Mortgage Securities Trust

Series 2006-1, Class 2A1, 5.00%, 2/25/2021	37	38

Series 2006-4, Class 1A2, 6.00%, 8/25/2036	534	528

Citigroup Global Markets Mortgage Securities VII, Inc.

Series 2003-UP2, Class PO1, PO, 6/25/2033 ‡	1	1

Series 2003-HYB1, Class A, 4.74%, 9/25/2033 (i)	619	625

Citigroup Mortgage Loan Trust

Series 2009-10, Class 1A1, 4.34%, 9/25/2033 (c) (i)	2,174	2,211

Series 2009-10, Class 2A1A, 7.00%, 12/25/2035 (c) (i)	155	155

Series 2015-A, Class B2, 4.50%, 6/25/2058 (c) (i)	3,820	3,968

Citigroup Mortgage Loan Trust, Inc.

Series 2003-1, Class PO3, PO, 9/25/2033 ‡	43	40

Series 2003-UP3, Class A3, 7.00%, 9/25/2033	31	31

Series 2003-1, Class 2A6, PO, 10/25/2033 ‡	47	46

SEE NOTES TO FINANCIAL STATEMENTS.

62	J.P. MORGAN INCOME FUNDS	FEBRUARY 28, 2019

INVESTMENTS	PRINCIPAL AMOUNT ($000)		VALUE ($000)
Collateralized Mortgage Obligations — continued

Series 2003-1, Class PO2, PO, 10/25/2033 ‡	57		50

Series 2003-1, Class 2A5, 5.25%, 10/25/2033	271		276

Series 2004-UST1, Class A6, 4.17%, 8/25/2034 (i)	243		237

Series 2005-1, Class 2A1A, 3.48%, 2/25/2035 (i)	236		204

Series 2005-2, Class 2A11, 5.50%, 5/25/2035	1,093		1,119

Series 2005-5, Class 1A2, 4.00%, 8/25/2035 (i)	660		534

Conix Mortgage Asset Trust Series 2013-1, Class A, 12/25/2047 ‡ (i) (k)	8,628		894

Credit Suisse First Boston Mortgage Securities Corp.

Series 2004-5, Class 5P, PO, 8/25/2019 ‡	—	(j)	—	(j)

Series 2004-5, Class 3A1, 5.25%, 8/25/2019	85		85

Series 1997-2, Class A, 7.50%, 6/25/2020 (c)	—	(j)	—	(j)

Series 2003-1, Class DB1, 6.71%, 2/25/2033 (i)	715		749

Series 2003-AR15, Class 3A1, 4.26%, 6/25/2033 (i)	233		233

Series 2003-21, Class 1A4, 5.25%, 9/25/2033	555		572

Series 2003-23, Class 1P, PO, 10/25/2033 ‡	411		345

CSFB Mortgage-Backed Pass-Through Certificates

Series 2003-27, Class 5A3, 5.25%, 11/25/2033	778		793

Series 2003-27, Class 5A4, 5.25%, 11/25/2033	382		388

Series 2004-4, Class 2A4, 5.50%, 9/25/2034	503		530

Series 2004-8, Class 1A4, 5.50%, 12/25/2034	884		919

Series 2005-9, Class AP, PO, 10/25/2035 ‡	167		131

Series 2005-9, Class DX, IO, 5.50%, 10/25/2035 ‡	1,857		24

Series 2005-10, Class AP, PO, 11/25/2035 ‡	78		55

Csma Sfr A 4/25/2023 ‡	15,829		15,829

CSMC Series 2010-17R, Class 1A1, 4.43%, 6/26/2036 (c) (i)	418		420

CVS Pass-Through Trust 8.35%, 7/10/2031 (c)	5,864		7,133

Deutsche Alt-A Securities, Inc. Mortgage Loan Trust

Series 2005-1, Class 2A1, 5.35%, 2/25/2020 (i)	160		159

INVESTMENTS	PRINCIPAL AMOUNT ($000)		VALUE ($000)

Series 2005-3, Class 1A1, 3.42%, 6/25/2020 (i)	350		343

DT Asset Trust 5.84%, 12/16/2022	21,900		21,891

FHLMC — GNMA

Series 8, Class ZA, 7.00%, 3/25/2023	68		71

Series 24, Class ZE, 6.25%, 11/25/2023	52		54

Series 29, Class L, 7.50%, 4/25/2024	358		384

FHLMC Reference REMIC

Series R006, Class ZA, 6.00%, 4/15/2036	3,031		3,379

Series R007, Class ZA, 6.00%, 5/15/2036	4,035		4,486

FHLMC REMIC

Series 2134, Class PI, IO, 6.50%, 3/15/2019	—	(j)	—	(j)

Series 2934, Class EC, PO, 2/15/2020	229		227

Series 2934, Class HI, IO, 5.00%, 2/15/2020	68		1

Series 2934, Class KI, IO, 5.00%, 2/15/2020	36		1

Series 2347, Class VP, 6.50%, 3/15/2020	7		7

Series 1807, Class G, 9.00%, 10/15/2020	1		1

Series 114, Class H, 6.95%, 1/15/2021	2		2

Series 85, Class C, 8.60%, 1/15/2021	—	(j)	—	(j)

Series 99, Class Z, 9.50%, 1/15/2021	—	(j)	—	(j)

Series 1045, Class G, HB, 1,066.21%, 2/15/2021	—	(j)	—	(j)

Series 1065, Class J, 9.00%, 4/15/2021	1		1

Series 1084, Class F, 3.44%, 5/15/2021 (i)	1		1

Series 1079, Class S, HB, IF, 25.54%, 5/15/2021 (i)	—	(j)	—	(j)

Series 1084, Class S, HB, IF, 34.03%, 5/15/2021 (i)	—	(j)	—	(j)

Series 1116, Class I, 5.50%, 8/15/2021	1		1

Series 1144, Class KB, 8.50%, 9/15/2021	10		10

Series 3688, Class CU, 7.02%, 11/15/2021 (i)	245		249

Series 1196, Class B, HB, IF, 1,104.54%, 1/15/2022 (i)	—	(j)	—	(j)

Series 3284, Class CB, 5.00%, 3/15/2022	670		672

Series 1206, Class IA, 7.00%, 3/15/2022	4		4

Series 1250, Class J, 7.00%, 5/15/2022	6		6

Series 1343, Class LB, 7.50%, 8/15/2022	8		9

Series 1343, Class LA, 8.00%, 8/15/2022	21		22

Series 1370, Class JA, 3.64%, 9/15/2022 (i)	14		14

Series 2512, Class PG, 5.50%, 10/15/2022	360		367

Series 1455, Class WB, IF, 3.43%, 12/15/2022 (i)	14		14

Series 2535, Class BK, 5.50%, 12/15/2022	119		121

Series 1470, Class F, 2.06%, 2/15/2023 (i)	2		2

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2019	J.P. MORGAN INCOME FUNDS	63

JPMorgan Core Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2019 (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($000)		VALUE ($000)
Collateralized Mortgage Obligations — continued

Series 1466, Class PZ, 7.50%, 2/15/2023	120		127

Series 2586, Class HD, 5.50%, 3/15/2023	1,252		1,293

Series 1498, Class I, 3.64%, 4/15/2023 (i)	78		80

Series 2595, Class HC, 5.50%, 4/15/2023	1,273		1,326

Series 1502, Class PX, 7.00%, 4/15/2023	118		124

Series 1491, Class I, 7.50%, 4/15/2023	24		26

Series 1798, Class F, 5.00%, 5/15/2023	124		127

Series 1518, Class G, IF, 6.45%, 5/15/2023 (i)	55		58

Series 1505, Class Q, 7.00%, 5/15/2023	13		14

Series 204, Class E, HB, IF, 1,393.71%, 5/15/2023 (i)	—	(j)	—	(j)

Series 2033, Class J, 5.60%, 6/15/2023	246		255

Series 1541, Class O, 1.98%, 7/15/2023 (i)	52		51

Series 2638, Class DS, IF, 6.11%, 7/15/2023 (i)	78		80

Series 1541, Class M, HB, IF, 23.33%, 7/15/2023 (i)	11		13

Series 1570, Class F, 2.56%, 8/15/2023 (i)	3		3

Series 1608, Class L, 6.50%, 9/15/2023	347		367

Series 1573, Class PZ, 7.00%, 9/15/2023	89		94

Series 2571, Class SK, HB, IF, 23.77%, 9/15/2023 (i)	42		55

Series 1591, Class PV, 6.25%, 10/15/2023	54		56

Series 1602, Class SA, IF, 14.66%, 10/15/2023 (i)	43		49

Series 2709, Class PG, 5.00%, 11/15/2023	1,567		1,619

Series 2710, Class HB, 5.50%, 11/15/2023	368		377

Series 1642, Class PJ, 6.00%, 11/15/2023	133		138

Series 2720, Class PC, 5.00%, 12/15/2023	162		168

Series 1983, Class Z, 6.50%, 12/15/2023	82		87

Series 2283, Class K, 6.50%, 12/15/2023	122		128

Series 1658, Class GZ, 7.00%, 1/15/2024	47		50

Series 1700, Class GA, PO, 2/15/2024	41		40

Series 1865, Class D, PO, 2/15/2024	52		48

Series 1671, Class L, 7.00%, 2/15/2024	14		16

Series 1671, Class QC, IF, 10.00%, 2/15/2024 (i)	19		23

Series 1686, Class SH, IF, 13.64%, 2/15/2024 (i)	6		7

Series 1709, Class FA, 1.90%, 3/15/2024 (i)	4		4

Series 1699, Class FC, 3.09%, 3/15/2024 (i)	9		9

Series 1695, Class EB, 7.00%, 3/15/2024	44		46

Series 1706, Class K, 7.00%, 3/15/2024	257		273

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Series 2033, Class SN, HB, IF, 26.69%, 3/15/2024 (i)	29	6

Series 1720, Class PL, 7.50%, 4/15/2024	152	162

Series 2306, Class K, PO, 5/15/2024	36	34

Series 2306, Class SE, IF, IO, 7.85%, 5/15/2024 (i)	86	12

Series 1737, Class L, 6.00%, 6/15/2024	160	170

Series 1745, Class D, 7.50%, 8/15/2024	46	49

Series 3614, Class QB, 4.00%, 12/15/2024	1,794	1,835

Series 2903, Class Z, 5.00%, 12/15/2024	454	471

Series 2967, Class S, HB, IF, 20.14%, 4/15/2025 (i)	135	158

Series 3684, Class CY, 4.50%, 6/15/2025	6,278	6,506

Series 3022, Class SX, IF, 10.65%, 8/15/2025 (i)	65	72

Series 3051, Class DP, IF, 17.08%, 10/15/2025 (i)	167	210

Series 3793, Class AB, 3.50%, 1/15/2026	6,000	6,127

Series 3659, Class VE, 5.00%, 3/15/2026	1,988	2,005

Series 1829, Class ZB, 6.50%, 3/15/2026	21	22

Series 1863, Class Z, 6.50%, 7/15/2026	168	177

Series 1890, Class H, 7.50%, 9/15/2026	26	28

Series 1899, Class ZE, 8.00%, 9/15/2026	72	81

Series 1927, Class ZA, 6.50%, 1/15/2027	120	132

Series 1927, Class PH, 7.50%, 1/15/2027	170	189

Series 1963, Class Z, 7.50%, 1/15/2027	62	69

Series 1935, Class FL, 3.19%, 2/15/2027 (i)	5	5

Series 1981, Class Z, 6.00%, 5/15/2027	143	151

Series 1970, Class PG, 7.25%, 7/15/2027	8	8

Series 1987, Class PE, 7.50%, 9/15/2027	74	83

Series 2019, Class Z, 6.50%, 12/15/2027	82	89

Series 2038, Class PN, IO, 7.00%, 3/15/2028	103	18

Series 2040, Class PE, 7.50%, 3/15/2028	320	358

Series 2054, Class PV, 7.50%, 5/15/2028	111	124

Series 2063, Class PG, 6.50%, 6/15/2028	159	175

Series 2064, Class TE, 7.00%, 6/15/2028	20	22

Series 2070, Class C, 6.00%, 7/15/2028	78	84

Series 2075, Class PM, 6.25%, 8/15/2028	348	370

Series 2075, Class PH, 6.50%, 8/15/2028	325	354

Series 2086, Class GB, 6.00%, 9/15/2028	66	70

Series 2089, Class PJ, IO, 7.00%, 10/15/2028	127	14

Series 2095, Class PE, 6.00%, 11/15/2028	284	306

Series 2106, Class ZD, 6.00%, 12/15/2028	568	611

Series 2388, Class FB, 3.09%, 1/15/2029 (i)	128	129

SEE NOTES TO FINANCIAL STATEMENTS.

64	J.P. MORGAN INCOME FUNDS	FEBRUARY 28, 2019

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Collateralized Mortgage Obligations — continued

Series 2110, Class PG, 6.00%, 1/15/2029	747	810

Series 2125, Class JZ, 6.00%, 2/15/2029	164	174

Series 2126, Class CB, 6.25%, 2/15/2029	860	924

Series 2132, Class SB, IF, 19.68%, 3/15/2029 (i)	21	30

Series 2141, IO, 7.00%, 4/15/2029	11	1

Series 2169, Class TB, 7.00%, 6/15/2029	647	715

Series 2163, Class PC, IO, 7.50%, 6/15/2029	54	6

Series 2172, Class QC, 7.00%, 7/15/2029	336	375

Series 2176, Class OJ, 7.00%, 8/15/2029	168	187

Series 3800, Class AI, IO, 4.00%, 11/15/2029	1,094	60

Series 2196, Class TL, 7.50%, 11/15/2029	1	1

Series 2201, Class C, 8.00%, 11/15/2029	157	175

Series 2204, Class GB, IO, 8.00%, 12/20/2029 (i)	7	7

Series 2208, Class PG, 7.00%, 1/15/2030	320	359

Series 2209, Class TC, 8.00%, 1/15/2030	90	103

Series 2210, Class Z, 8.00%, 1/15/2030	317	366

Series 2224, Class CB, 8.00%, 3/15/2030	70	80

Series 3654, Class DC, 5.00%, 4/15/2030	6,098	6,587

Series 2230, Class Z, 8.00%, 4/15/2030	97	110

Series 2234, Class PZ, 7.50%, 5/15/2030	71	80

Series 2247, Class Z, 7.50%, 8/15/2030	75	84

Series 2256, Class MC, 7.25%, 9/15/2030	187	212

Series 2259, Class ZM, 7.00%, 10/15/2030	210	236

Series 2261, Class ZY, 7.50%, 10/15/2030	1	1

Series 2262, Class Z, 7.50%, 10/15/2030	21	24

Series 2271, Class PC, 7.25%, 12/15/2030	245	275

Series 2296, Class PD, 7.00%, 3/15/2031	137	153

Series 2313, Class LA, 6.50%, 5/15/2031	55	62

Series 2325, Class PM, 7.00%, 6/15/2031	114	128

Series 2359, Class ZB, 8.50%, 6/15/2031	267	310

Series 2333, Class HC, 6.00%, 7/15/2031	87	95

Series 2332, Class ZH, 7.00%, 7/15/2031	272	305

Series 2344, Class ZD, 6.50%, 8/15/2031	1,615	1,863

Series 2344, Class ZJ, 6.50%, 8/15/2031	166	181

Series 2345, Class NE, 6.50%, 8/15/2031	123	136

Series 2351, Class PZ, 6.50%, 8/15/2031	149	166

Series 2367, Class ME, 6.50%, 10/15/2031	136	149

Series 2399, Class OH, 6.50%, 1/15/2032	186	206

Series 2399, Class TH, 6.50%, 1/15/2032	240	266

Series 2418, Class FO, 3.39%, 2/15/2032 (i)	703	713

Series 2475, Class S, IF, IO, 5.51%, 2/15/2032 (i)	643	110

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Series 2410, Class QX, IF, IO, 6.16%, 2/15/2032 (i)	141	28

Series 2410, Class OE, 6.38%, 2/15/2032	176	187

Series 2410, Class NG, 6.50%, 2/15/2032	290	321

Series 2420, Class XK, 6.50%, 2/15/2032	308	341

Series 2412, Class SP, IF, 11.12%, 2/15/2032 (i)	354	423

Series 2410, Class QS, IF, 13.03%, 2/15/2032 (i)	326	408

Series 2444, Class ES, IF, IO, 5.46%, 3/15/2032 (i)	273	46

Series 2450, Class SW, IF, IO, 5.51%, 3/15/2032 (i)	178	29

Series 2423, Class TB, 6.50%, 3/15/2032	398	438

Series 2430, Class WF, 6.50%, 3/15/2032	418	468

Series 2423, Class MC, 7.00%, 3/15/2032	251	281

Series 2423, Class MT, 7.00%, 3/15/2032	309	348

Series 2434, Class ZA, 6.50%, 4/15/2032	932	1,029

Series 2435, Class CJ, 6.50%, 4/15/2032	669	741

Series 2441, Class GF, 6.50%, 4/15/2032	100	111

Series 2434, Class TC, 7.00%, 4/15/2032	522	583

Series 2436, Class MC, 7.00%, 4/15/2032	181	199

Series 2455, Class GK, 6.50%, 5/15/2032	298	332

Series 2450, Class GZ, 7.00%, 5/15/2032	267	303

Series 2458, Class ZM, 6.50%, 6/15/2032	281	304

Series 2466, Class DH, 6.50%, 6/15/2032	193	213

Series 2466, Class PH, 6.50%, 6/15/2032	361	400

Series 2474, Class NR, 6.50%, 7/15/2032	313	349

Series 2484, Class LZ, 6.50%, 7/15/2032	426	482

Series 3393, Class JO, PO, 9/15/2032	1,052	937

Series 2500, Class MC, 6.00%, 9/15/2032	408	448

Series 2835, Class QO, PO, 12/15/2032	55	47

Series 2571, Class FY, 3.24%, 12/15/2032 (i)	402	410

Series 2543, Class YX, 6.00%, 12/15/2032	774	855

Series 2544, Class HC, 6.00%, 12/15/2032	430	472

Series 2571, Class SY, IF, 12.63%, 12/15/2032 (i)	237	297

Series 2552, Class ME, 6.00%, 1/15/2033	558	618

Series 2567, Class QD, 6.00%, 2/15/2033	417	462

Series 2575, Class ME, 6.00%, 2/15/2033	1,853	2,023

Series 2596, Class QG, 6.00%, 3/15/2033	322	338

Series 2586, Class WI, IO, 6.50%, 3/15/2033	211	48

Series 2631, Class SA, IF, 10.29%, 6/15/2033 (i)	738	873

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2019	J.P. MORGAN INCOME FUNDS	65

JPMorgan Core Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2019 (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Collateralized Mortgage Obligations — continued

Series 2653, Class PZ, 5.00%, 7/15/2033	5,084	5,483

Series 2642, Class SL, IF, 5.55%, 7/15/2033 (i)	4	4

Series 2692, Class SC, IF, 8.31%, 7/15/2033 (i)	234	267

Series 4238, Class WY, 3.00%, 8/15/2033	4,297	4,200

Series 2671, Class S, IF, 10.20%, 9/15/2033 (i)	211	249

Series 2733, Class SB, IF, 5.77%, 10/15/2033 (i)	5,930	6,283

Series 2780, Class SY, IF, 11.02%, 11/15/2033 (i)	101	126

Series 2722, Class PF, 3.09%, 12/15/2033 (i)	1,645	1,665

Series 3920, Class LP, 5.00%, 1/15/2034	2,602	2,806

Series 2744, Class PE, 5.50%, 2/15/2034	50	51

Series 2802, Class OH, 6.00%, 5/15/2034	1,439	1,548

Series 2990, Class SL, IF, 15.37%, 6/15/2034 (i)	496	560

Series 3611, PO, 7/15/2034	1,082	929

Series 3305, Class MG, IF, 4.71%, 7/15/2034 (i)	420	442

Series 2990, Class GO, PO, 2/15/2035	326	291

Series 2929, Class MS, IF, 17.21%, 2/15/2035 (i)	426	517

Series 3077, Class TO, PO, 4/15/2035	511	468

Series 2968, Class EH, 6.00%, 4/15/2035	9,187	10,133

Series 2981, Class FA, 2.89%, 5/15/2035 (i)	559	559

Series 2988, Class AF, 2.79%, 6/15/2035 (i)	677	674

Series 2990, Class WP, IF, 10.61%, 6/15/2035 (i)	20	24

Series 3014, Class OD, PO, 8/15/2035	66	59

Series 3085, Class WF, 3.29%, 8/15/2035 (i)	547	558

Series 3029, Class SO, PO, 9/15/2035	240	218

Series 3064, Class SG, IF, 11.70%, 11/15/2035 (i)	330	415

Series 3101, Class UZ, 6.00%, 1/15/2036	1,234	1,371

Series 3102, Class HS, IF, 15.44%, 1/15/2036 (i)	81	108

Series 3117, Class AO, PO, 2/15/2036	866	785

Series 3117, Class EO, PO, 2/15/2036	268	229

Series 3117, Class OG, PO, 2/15/2036	293	263

Series 3117, Class OK, PO, 2/15/2036	233	199

Series 3122, Class OH, PO, 3/15/2036	533	472

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Series 3122, Class OP, PO, 3/15/2036	499	453

Series 3134, PO, 3/15/2036	67	59

Series 3122, Class ZB, 6.00%, 3/15/2036	21	29

Series 3138, PO, 4/15/2036	356	312

Series 3147, PO, 4/15/2036	1,039	944

Series 3607, Class AO, PO, 4/15/2036	648	548

Series 3607, Class BO, PO, 4/15/2036	1,187	1,020

Series 3137, Class XP, 6.00%, 4/15/2036	781	863

Series 3219, Class DI, IO, 6.00%, 4/15/2036	662	137

Series 3819, Class ZQ, 6.00%, 4/15/2036	6,577	7,327

Series 3149, Class SO, PO, 5/15/2036	124	97

Series 3151, PO, 5/15/2036	352	301

Series 3153, Class EO, PO, 5/15/2036	508	428

Series 3233, Class OP, PO, 5/15/2036	99	85

Series 3998, Class GF, 2.94%, 5/15/2036 (i)	4,551	4,561

Series 3710, Class FL, 2.99%, 5/15/2036 (i)	1,442	1,446

Series 3171, Class MO, PO, 6/15/2036	1,022	917

Series 3164, Class MG, 6.00%, 6/15/2036	219	238

Series 3523, Class SD, IF, 12.82%, 6/15/2036 (i)	203	253

Series 3179, Class OA, PO, 7/15/2036	249	217

Series 3194, Class SA, IF, IO, 4.61%, 7/15/2036 (i)	90	5

Series 3181, Class AZ, 6.50%, 7/15/2036	989	1,083

Series 3195, Class PD, 6.50%, 7/15/2036	750	827

Series 3200, PO, 8/15/2036	349	303

Series 3202, Class HI, IF, IO, 4.16%, 8/15/2036 (i)	5,324	712

Series 3200, Class AY, 5.50%, 8/15/2036	1,545	1,684

Series 3645, Class KZ, 5.50%, 8/15/2036	551	578

Series 3213, Class OA, PO, 9/15/2036	188	171

Series 3218, Class AO, PO, 9/15/2036	158	124

Series 3225, Class EO, PO, 10/15/2036	404	348

Series 3232, Class ST, IF, IO, 4.21%, 10/15/2036 (i)	547	81

Series 3704, Class DT, 7.50%, 11/15/2036	5,042	5,769

Series 3256, PO, 12/15/2036	199	170

Series 3704, Class CT, 7.00%, 12/15/2036	12,566	14,280

Series 3704, Class ET, 7.50%, 12/15/2036	4,393	5,140

Series 3261, Class OA, PO, 1/15/2037	211	180

Series 3260, Class CS, IF, IO, 3.65%, 1/15/2037 (i)	341	47

Series 3274, Class JO, PO, 2/15/2037	57	50

Series 3510, Class OD, PO, 2/15/2037	569	509

SEE NOTES TO FINANCIAL STATEMENTS.

66	J.P. MORGAN INCOME FUNDS	FEBRUARY 28, 2019

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Collateralized Mortgage Obligations — continued

Series 3275, Class FL, 2.93%, 2/15/2037 (i)	367	368

Series 3274, Class B, 6.00%, 2/15/2037	667	723

Series 3286, PO, 3/15/2037	103	96

Series 3290, Class SB, IF, IO, 3.96%, 3/15/2037 (i)	593	75

Series 3443, Class SY, IF, 9.00%, 3/15/2037 (i)	194	225

Series 3373, Class TO, PO, 4/15/2037	256	218

Series 3302, Class UT, 6.00%, 4/15/2037	604	665

Series 3316, PO, 5/15/2037	400	360

Series 3318, Class AO, PO, 5/15/2037	14	12

Series 3607, PO, 5/15/2037	2,221	1,881

Series 3315, Class HZ, 6.00%, 5/15/2037	728	737

Series 3326, Class JO, PO, 6/15/2037	41	37

Series 3331, PO, 6/15/2037	215	191

Series 3607, Class OP, PO, 7/15/2037	1,849	1,599

Series 4032, Class TO, PO, 7/15/2037	3,022	2,686

Series 4048, Class FJ, 2.92%, 7/15/2037 (i)	8,629	8,605

Series 3344, Class SL, IF, IO, 4.11%, 7/15/2037 (i)	434	65

Series 3759, Class HI, IO, 4.00%, 8/15/2037	1,082	17

Series 3365, PO, 9/15/2037	318	291

Series 3371, Class FA, 3.09%, 9/15/2037 (i)	157	158

Series 3760, Class GI, IO, 4.00%, 10/15/2037	247	1

Series 3387, Class SA, IF, IO, 3.93%, 11/15/2037 (i)	2,330	223

Series 3383, Class SA, IF, IO, 3.96%, 11/15/2037 (i)	1,588	168

Series 3404, Class SC, IF, IO, 3.51%, 1/15/2038 (i)	3,101	368

Series 3422, Class SE, IF, 11.23%, 2/15/2038 (i)	111	125

Series 3423, Class PB, 5.50%, 3/15/2038	2,566	2,803

Series 3424, Class PI, IF, IO, 4.31%, 4/15/2038 (i)	1,267	165

Series 3453, Class B, 5.50%, 5/15/2038	405	429

Series 3455, Class SE, IF, IO, 3.71%, 6/15/2038 (i)	1,324	169

Series 3461, Class LZ, 6.00%, 6/15/2038	128	140

Series 3461, Class Z, 6.00%, 6/15/2038	3,470	3,745

Series 3481, Class SJ, IF, IO, 3.36%, 8/15/2038 (i)	2,206	294

Series 3895, Class WA, 5.72%, 10/15/2038 (i)	1,017	1,096

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Series 3501, Class CB, 5.50%, 1/15/2039	1,806	1,963

Series 3511, Class SA, IF, IO, 3.51%, 2/15/2039 (i)	856	110

Series 3546, Class A, 4.17%, 2/15/2039 (i)	758	777

Series 4095, Class FB, 2.89%, 4/15/2039 (i)	3,480	3,500

Series 4087, Class FA, 2.94%, 5/15/2039 (i)	3,727	3,735

Series 3531, Class SM, IF, IO, 3.61%, 5/15/2039 (i)	211	11

Series 3531, Class SA, IF, IO, 3.81%, 5/15/2039 (i)	1,123	63

Series 3549, Class FA, 3.69%, 7/15/2039 (i)	304	311

Series 3680, Class MA, 4.50%, 7/15/2039	5,269	5,444

Series 4073, Class MF, 2.94%, 8/15/2039 (i)	946	950

Series 4219, Class JA, 3.50%, 8/15/2039	4,454	4,519

Series 3607, Class TO, PO, 10/15/2039	1,036	868

Series 3795, Class EI, IO, 5.00%, 10/15/2039	2,781	334

Series 3608, Class SC, IF, IO, 3.76%, 12/15/2039 (i)	1,014	122

Series 3621, Class BO, PO, 1/15/2040	1,000	866

Series 3802, Class LS, IF, IO, 1.39%, 1/15/2040 (i)	7,644	310

Series 3632, Class BS, IF, 9.20%, 2/15/2040 (i)	3,208	3,786

Series 3966, Class BF, 2.99%, 10/15/2040 (i)	1,377	1,384

Series 3740, Class SB, IF, IO, 3.51%, 10/15/2040 (i)	4,801	653

Series 3740, Class SC, IF, IO, 3.51%, 10/15/2040 (i)	3,397	412

Series 3801, Class GB, 4.50%, 11/15/2040	1,072	1,145

Series 3860, Class PZ, 5.00%, 5/15/2041	10,854	12,166

Series 3852, Class QN, IF, 5.50%, 5/15/2041 (i)	2,441	2,480

Series 3852, Class TP, IF, 5.50%, 5/15/2041 (i)	7,396	7,960

Series 4048, Class FB, 2.89%, 10/15/2041 (i)	6,818	6,828

Series 3957, Class B, 4.00%, 11/15/2041	5,501	5,656

Series 3966, Class NA, 4.00%, 12/15/2041	3,260	3,394

Series 4012, Class FN, 2.99%, 3/15/2042 (i)	7,749	7,764

Series 4077, Class FB, 2.99%, 7/15/2042 (i)	3,701	3,716

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2019	J.P. MORGAN INCOME FUNDS	67

JPMorgan Core Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2019 (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($000)		VALUE ($000)
Collateralized Mortgage Obligations — continued

Series 4217, Class KY, 3.00%, 6/15/2043	1,794		1,689

Series 4257, Class DZ, 2.50%, 10/15/2043	5,594		4,797

Series 4374, Class NC, 3.75%, 2/15/2046 (f)	6,521		6,577

Series 3688, Class GT, 7.35%, 11/15/2046 (i)	6,281		7,184

FHLMC STRIPS

Series 243, Class 16, IO, 4.50%, 11/15/2020	38		1

Series 243, Class 17, IO, 4.50%, 12/15/2020	30		1

Series 134, Class B, IO, 9.00%, 4/1/2022	—	(j)	—	(j)

Series 197, PO, Zero Coupon, 4/1/2028	584		526

Series 233, Class 11, IO, 5.00%, 9/15/2035	1,204		222

Series 233, Class 12, IO, 5.00%, 9/15/2035	1,017		217

Series 233, Class 13, IO, 5.00%, 9/15/2035	1,902		386

Series 239, Class S30, IF, IO, 5.21%, 8/15/2036 (i)	3,510		580

Series 264, Class F1, 3.04%, 7/15/2042 (i)	19,461		19,529

Series 262, Class 35, 3.50%, 7/15/2042	40,284		40,679

Series 270, Class F1, 2.99%, 8/15/2042 (i)	7,727		7,749

Series 299, Class 300, 3.00%, 1/15/2043	4,361		4,338

Series 310, PO, Zero Coupon, 9/15/2043	8,826		7,089

FHLMC Structured Pass-Through Securities Certificates

Series T-41, Class 3A, 5.46%, 7/25/2032 (i)	530		564

Series T-48, Class 1A, 4.97%, 7/25/2033 (i)	1,548		1,619

Series T-76, Class 2A, 2.48%, 10/25/2037 (i)	11,431		11,910

Series T-42, Class A5, 7.50%, 2/25/2042	2,120		2,467

Series T-51, Class 2A, 7.50%, 8/25/2042 (i)	358		422

Series T-54, Class 2A, 6.50%, 2/25/2043	2,165		2,474

Series T-54, Class 3A, 7.00%, 2/25/2043	705		803

Series T-56, Class A5, 5.23%, 5/25/2043	4,980		5,389

Series T-57, Class 1AP, PO, 7/25/2043	190		160

Series T-57, Class 1A3, 7.50%, 7/25/2043	506		597

Series T-58, Class APO, PO, 9/25/2043	216		172

Series T-58, Class 4A, 7.50%, 9/25/2043	2,757		3,160

Series T-59, Class 1AP, PO, 10/25/2043	246		125

Series T-59, Class 1A2, 7.00%, 10/25/2043	2,831		3,257

Series T-62, Class 1A1, 3.53%, 10/25/2044 (i)	4,254		4,302

First Horizon Alternative Mortgage Securities Trust

Series 2005-FA8, Class 1A19, 5.50%, 11/25/2035	913		743

INVESTMENTS	PRINCIPAL AMOUNT ($000)		VALUE ($000)

Series 2007-FA4, Class 1A2, IF, IO, 3.16%, 8/25/2037 ‡ (i)	7,618		1,201

First Horizon Mortgage Pass-Through Trust

Series 2004-AR7, Class 2A2, 4.54%, 2/25/2035 (i)	134		136

Series 2005-AR1, Class 2A2, 4.50%, 4/25/2035 (i)	606		615

FNMA Grantor Trust

Series 1999-T2, Class A1, 7.50%, 1/19/2039 (i)	675		726

Series 2001-T3, Class A1, 7.50%, 11/25/2040	1,076		1,196

Series 2002-T16, Class A2, 7.00%, 7/25/2042	1,116		1,269

Series 2004-T2, Class 2A, 4.57%, 7/25/2043 (i)	1,269		1,334

Series 2004-T2, Class 1A4, 7.50%, 11/25/2043	2,076		2,353

Series 2004-T1, Class 1A2, 6.50%, 1/25/2044	309		346

Series 2004-T3, Class PT1, 10.74%, 1/25/2044 (i)	253		297

Series 2004-T3, Class 1A2, 6.50%, 2/25/2044	3,074		3,425

Series 2004-T3, Class 1A3, 7.00%, 2/25/2044	1,293		1,464

FNMA REMIC

Series 1989-70, Class G, 8.00%, 10/25/2019	1		1

Series 2004-81, Class AC, 4.00%, 11/25/2019	—	(j)	—	(j)

Series 1989-83, Class H, 8.50%, 11/25/2019	1		1

Series 1989-89, Class H, 9.00%, 11/25/2019	—	(j)	—	(j)

Series 1989-78, Class H, 9.40%, 11/25/2019	1		1

Series 1990-7, Class B, 8.50%, 1/25/2020	—	(j)	—	(j)

Series 1990-1, Class D, 8.80%, 1/25/2020	—	(j)	—	(j)

Series 1990-60, Class K, 5.50%, 6/25/2020	—	(j)	—	(j)

Series 1990-63, Class H, 9.50%, 6/25/2020	1		1

Series 1990-93, Class G, 5.50%, 8/25/2020	—	(j)	—	(j)

Series 1990-102, Class J, 6.50%, 8/25/2020	8		8

Series 1990-94, Class H, HB, 505.00%, 8/25/2020	—	(j)	—	(j)

Series 1990-95, Class J, HB, 1,118.04%, 8/25/2020	—	(j)	—	(j)

SEE NOTES TO FINANCIAL STATEMENTS.

68	J.P. MORGAN INCOME FUNDS	FEBRUARY 28, 2019

INVESTMENTS	PRINCIPAL AMOUNT ($000)		VALUE ($000)
Collateralized Mortgage Obligations — continued

Series 1990-120, Class H, 9.00%, 10/25/2020	3		3

Series 1990-134, Class SC, IF, 17.87%, 11/25/2020 (i)	1		1

Series 1990-140, Class K, HB, 652.15%, 12/25/2020	—	(j)	—	(j)

Series 1991-7, Class K, HB, 908.50%, 2/25/2021	—	(j)	—	(j)

Series 1991-24, Class Z, 5.00%, 3/25/2021	1		1

Series 2001-4, Class PC, 7.00%, 3/25/2021	42		42

Series 1991-42, Class S, IF, 13.32%, 5/25/2021 (i)	1		1

Series G-14, Class L, 8.50%, 6/25/2021	1		1

Series G-18, Class Z, 8.75%, 6/25/2021	4		4

Series G-17, Class S, HB, 825.09%, 6/25/2021 (i)	—	(j)	—	(j)

Series 2001-48, Class Z, 6.50%, 9/25/2021	351		359

Series G-28, Class S, IF, 12.61%, 9/25/2021 (i)	—	(j)	—	(j)

Series G-35, Class M, 8.75%, 10/25/2021	6		6

Series G-51, Class SA, HB, IF, 22.55%, 12/25/2021 (i)	1		1

Series 2002-5, Class PK, 6.00%, 2/25/2022	354		362

Series 2002-1, Class HC, 6.50%, 2/25/2022	64		66

Series 2007-15, Class NO, PO, 3/25/2022	136		131

Series 1992-101, Class J, 7.50%, 6/25/2022	1		1

Series G92-42, Class Z, 7.00%, 7/25/2022	5		5

Series G92-35, Class E, 7.50%, 7/25/2022	62		64

Series 1992-117, Class MA, 8.00%, 7/25/2022	74		78

Series G92-44, Class ZQ, 8.00%, 7/25/2022	3		3

Series G92-35, Class G, HB, 1,184.78%, 7/25/2022	—	(j)	—	(j)

Series 1992-136, Class PK, 6.00%, 8/25/2022	13		13

Series 1996-59, Class J, 6.50%, 8/25/2022	15		16

Series G92-52, Class FD, 2.51%, 9/25/2022 (i)	6		6

Series 1992-143, Class MA, 5.50%, 9/25/2022	8		8

Series 2002-54, Class PG, 6.00%, 9/25/2022	505		519

Series G92-54, Class ZQ, 7.50%, 9/25/2022	41		43

Series 1992-163, Class M, 7.75%, 9/25/2022	26		27

Series 1992-150, Class M, 8.00%, 9/25/2022	81		86

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Series G92-62, Class B, PO, 10/25/2022	9	8

Series G92-59, Class F, 1.76%, 10/25/2022 (i)	5	5

Series G92-61, Class Z, 7.00%, 10/25/2022	14	14

Series 1992-188, Class PZ, 7.50%, 10/25/2022	46	49

Series G93-1, Class KA, 7.90%, 1/25/2023	46	49

Series G93-5, Class Z, 6.50%, 2/25/2023	21	22

Series 1997-61, Class ZC, 7.00%, 2/25/2023	213	224

Series 1993-27, Class SA, IF, 15.50%, 2/25/2023 (i)	8	9

Series 2003-17, Class EQ, 5.50%, 3/25/2023	913	936

Series G93-14, Class J, 6.50%, 3/25/2023	16	17

Series 1993-37, Class PX, 7.00%, 3/25/2023	140	147

Series 1993-25, Class J, 7.50%, 3/25/2023	51	54

Series 1993-21, Class KA, 7.70%, 3/25/2023	20	21

Series 1998-4, Class C, PO, 4/25/2023	9	8

Series 2003-23, Class EQ, 5.50%, 4/25/2023	1,704	1,757

Series G93-17, Class SI, IF, 6.00%, 4/25/2023 (i)	33	35

Series 1993-54, Class Z, 7.00%, 4/25/2023	45	47

Series 1998-43, Class SA, IF, IO, 16.12%, 4/25/2023 (i)	42	9

Series 1993-62, Class SA, IF, 18.07%, 4/25/2023 (i)	21	25

Series 2003-39, Class LW, 5.50%, 5/25/2023	416	427

Series 1993-56, Class PZ, 7.00%, 5/25/2023	510	538

Series 2008-47, Class SI, IF, IO, 4.01%, 6/25/2023 (i)	206	6

Series 2008-61, Class BH, 4.50%, 7/25/2023	621	651

Series 1993-136, Class ZB, 6.00%, 7/25/2023 (i)	204	215

Series 1993-122, Class M, 6.50%, 7/25/2023	11	12

Series 1993-99, Class Z, 7.00%, 7/25/2023	255	268

Series 2002-1, Class G, 7.00%, 7/25/2023	159	167

Series G93-27, Class FD, 3.37%, 8/25/2023 (i)	27	28

Series 1999-38, Class SK, IF, IO, 5.56%, 8/25/2023 (i)	8	1

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2019	J.P. MORGAN INCOME FUNDS	69

JPMorgan Core Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2019 (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Collateralized Mortgage Obligations — continued

Series 2002-83, Class CS, 6.88%, 8/25/2023	234	245

Series 1993-141, Class Z, 7.00%, 8/25/2023	413	435

Series 1996-14, Class SE, IF, IO, 8.00%, 8/25/2023 (i)	212	26

Series 1993-205, Class H, PO, 9/25/2023	19	18

Series G93-37, Class H, PO, 9/25/2023	8	7

Series 2008-76, Class GF, 3.14%, 9/25/2023 (i)	9	9

Series 1993-178, Class PK, 6.50%, 9/25/2023	22	23

Series 1993-165, Class SK, IF, 12.50%, 9/25/2023 (i)	15	17

Series 1993-165, Class SD, IF, 12.62%, 9/25/2023 (i)	12	13

Series 1993-183, Class KA, 6.50%, 10/25/2023	325	344

Series 1993-189, Class PL, 6.50%, 10/25/2023	129	136

Series 1993-179, Class SC, IF, 10.50%, 10/25/2023 (i)	7	8

Series 1999-52, Class NS, IF, 16.41%, 10/25/2023 (i)	20	24

Series 1993-179, Class SB, HB, IF, 25.13%, 10/25/2023 (i)	11	13

Series 1994-9, Class E, PO, 11/25/2023	2	2

Series 1995-19, Class Z, 6.50%, 11/25/2023	124	136

Series 1993-230, Class FA, 3.09%, 12/25/2023 (i)	10	10

Series 1993-247, Class FE, 3.49%, 12/25/2023 (i)	27	27

Series 1993-225, Class UB, 6.50%, 12/25/2023	34	36

Series 1993-247, Class SU, IF, 11.89%, 12/25/2023 (i)	12	14

Series 2002-1, Class UD, IF, 15.79%, 12/25/2023 (i)	27	32

Series 1993-247, Class SA, HB, IF, 26.33%, 12/25/2023 (i)	33	40

Series 2009-9, IO, 5.00%, 2/25/2024	168	4

Series 2009-15, Class MI, IO, 5.00%, 3/25/2024	24	—	(j)

Series 2009-18, IO, 5.00%, 3/25/2024	31	1

Series 1994-37, Class L, 6.50%, 3/25/2024	104	109

Series 1994-40, Class Z, 6.50%, 3/25/2024	610	647

Series 1994-62, Class PK, 7.00%, 4/25/2024	934	986

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Series 1994-63, Class PK, 7.00%, 4/25/2024	394	422

Series 2004-53, Class NC, 5.50%, 7/25/2024	108	111

Series 2004-65, Class EY, 5.50%, 8/25/2024	1,073	1,113

Series 2004-81, Class JG, 5.00%, 11/25/2024	1,670	1,729

Series 1995-2, Class Z, 8.50%, 1/25/2025	23	26

Series G95-1, Class C, 8.80%, 1/25/2025	28	32

Series 2005-67, Class EY, 5.50%, 8/25/2025	1,073	1,127

Series 2005-121, Class DX, 5.50%, 1/25/2026	712	739

Series 2006-94, Class GK, HB, IF, 20.80%, 10/25/2026 (i)	153	194

Series 1996-48, Class Z, 7.00%, 11/25/2026	226	242

Series 1997-20, IO, 1.84%, 3/25/2027 (i)	98	2

Series 1997-20, Class IB, IO, 1.84%, 3/25/2027 (i)	31	1

Series 1997-27, Class J, 7.50%, 4/18/2027	42	47

Series 1997-29, Class J, 7.50%, 4/20/2027	63	71

Series 1997-32, Class PG, 6.50%, 4/25/2027	146	160

Series 1997-39, Class PD, 7.50%, 5/20/2027	276	309

Series 1997-42, Class ZC, 6.50%, 7/18/2027	13	15

Series 1997-81, Class PI, IO, 7.00%, 12/18/2027	69	7

Series 1998-36, Class ZB, 6.00%, 7/18/2028	86	93

Series 2008-55, Class S, IF, IO, 5.11%, 7/25/2028 (i)	2,228	230

Series 1998-66, Class SB, IF, IO, 5.66%, 12/25/2028 (i)	70	4

Series 2009-11, Class NB, 5.00%, 3/25/2029	1,919	1,996

Series 1999-18, Class Z, 5.50%, 4/18/2029	137	146

Series 1999-17, Class C, 6.35%, 4/25/2029	50	53

Series 1999-62, Class PB, 7.50%, 12/18/2029	76	85

Series 2000-2, Class ZE, 7.50%, 2/25/2030	440	494

Series 2000-20, Class SA, IF, IO, 6.61%, 7/25/2030 (i)	140	17

Series 2000-52, IO, 8.50%, 1/25/2031	20	4

Series 2001-7, Class PF, 7.00%, 3/25/2031	46	52

SEE NOTES TO FINANCIAL STATEMENTS.

70	J.P. MORGAN INCOME FUNDS	FEBRUARY 28, 2019

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Collateralized Mortgage Obligations — continued

Series 2011-31, Class DB, 3.50%, 4/25/2031	9,416	9,639

Series 2001-33, Class ID, IO, 6.00%, 7/25/2031	272	57

Series 2001-30, Class PM, 7.00%, 7/25/2031	156	177

Series 2001-36, Class DE, 7.00%, 8/25/2031	327	364

Series 2001-49, Class Z, 6.50%, 9/25/2031	71	79

Series 2001-44, Class MY, 7.00%, 9/25/2031	441	498

Series 2001-44, Class PD, 7.00%, 9/25/2031	83	93

Series 2001-44, Class PU, 7.00%, 9/25/2031	86	97

Series 2001-60, Class QS, IF, 15.79%, 9/25/2031 (i)	202	261

Series 2001-52, Class KB, 6.50%, 10/25/2031	50	54

Series 2003-52, Class SX, IF, 15.48%, 10/25/2031 (i)	135	180

Series 2001-60, Class PX, 6.00%, 11/25/2031	503	551

Series 2001-61, Class Z, 7.00%, 11/25/2031	537	607

Series 2004-74, Class SW, IF, 10.54%, 11/25/2031 (i)	151	186

Series 2001-72, Class SX, IF, 11.67%, 12/25/2031 (i)	15	18

Series 2001-81, Class LO, PO, 1/25/2032	20	18

Series 2002-1, Class SA, IF, 17.10%, 2/25/2032 (i)	37	49

Series 2002-13, Class SJ, IF, IO, 1.60%, 3/25/2032 (i)	492	22

Series 2002-13, Class ST, IF, 10.00%, 3/25/2032 (i)	7	9

Series 2002-21, Class LO, PO, 4/25/2032	16	14

Series 2002-15, Class ZA, 6.00%, 4/25/2032	1,208	1,309

Series 2002-21, Class PE, 6.50%, 4/25/2032	230	255

Series 2002-28, Class PK, 6.50%, 5/25/2032	475	525

Series 2002-37, Class Z, 6.50%, 6/25/2032	196	217

Series 2006-130, Class GI, IO, 6.50%, 7/25/2032	882	132

Series 2002-48, Class GH, 6.50%, 8/25/2032	555	616

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Series 2004-79, Class S, IF, 12.95%, 8/25/2032 (i)	65	65

Series 2002-71, Class AP, 5.00%, 11/25/2032	132	138

Series 2011-39, Class ZA, 6.00%, 11/25/2032	3,682	4,073

Series 2004-61, Class SK, IF, 8.50%, 11/25/2032 (i)	170	188

Series 2004-61, Class SH, IF, 14.03%, 11/25/2032 (i)	63	82

Series 2004-59, Class BG, PO, 12/25/2032	108	93

Series 2002-78, Class Z, 5.50%, 12/25/2032	1,185	1,288

Series 2002-77, Class S, IF, 9.92%, 12/25/2032 (i)	89	103

Series 2003-9, Class NZ, 6.50%, 2/25/2033	189	205

Series 2003-14, Class TI, IO, 5.00%, 3/25/2033	213	22

Series 2003-22, Class UD, 4.00%, 4/25/2033	1,933	1,999

Series 2003-35, Class EA, PO, 5/25/2033	55	46

Series 2003-42, Class GB, 4.00%, 5/25/2033	113	117

Series 2003-34, Class AX, 6.00%, 5/25/2033	363	400

Series 2003-34, Class ED, 6.00%, 5/25/2033	1,488	1,571

Series 2003-34, Class GE, 6.00%, 5/25/2033	805	865

Series 2003-39, IO, 6.00%, 5/25/2033 (i)	88	19

Series 2003-33, Class IA, IO, 6.50%, 5/25/2033	833	185

Series 2007-97, Class KI, IO, 7.00%, 5/25/2033	1,468	182

Series 2004-4, Class QI, IF, IO, 4.61%, 6/25/2033 (i)	613	25

Series 2003-47, Class PE, 5.75%, 6/25/2033	554	603

Series 2004-4, Class QM, IF, 9.22%, 6/25/2033 (i)	456	489

Series 2003-64, Class SX, IF, 7.48%, 7/25/2033 (i)	241	268

Series 2004-36, Class SN, IF, 9.22%, 7/25/2033 (i)	79	79

Series 2003-132, Class OA, PO, 8/25/2033	45	41

Series 2003-71, Class DS, IF, 4.12%, 8/25/2033 (i)	815	810

Series 2003-72, Class IE, IO, 5.50%, 8/25/2033	2,038	347

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2019	J.P. MORGAN INCOME FUNDS	71

JPMorgan Core Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2019 (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Collateralized Mortgage Obligations — continued

Series 2003-73, Class HC, 5.50%, 8/25/2033	982	1,068

Series 2003-74, Class SH, IF, 5.69%, 8/25/2033 (i)	81	90

Series 2005-56, Class TP, IF, 10.68%, 8/25/2033 (i)	306	339

Series 2003-91, Class SD, IF, 8.35%, 9/25/2033 (i)	150	172

Series 2013-100, Class WB, 3.00%, 10/25/2033	7,887	7,605

Series 2003-105, Class AZ, 5.50%, 10/25/2033	7,107	7,715

Series 2003-116, Class SB, IF, IO, 5.11%, 11/25/2033 (i)	1,073	171

Series 2006-44, Class P, PO, 12/25/2033	831	709

Series 2003-122, Class ZJ, 6.00%, 12/25/2033	5,894	6,486

Series 2003-130, Class CS, IF, 9.12%, 12/25/2033 (i)	64	65

Series 2004-87, Class F, 3.24%, 1/25/2034 (i)	1,258	1,280

Series 2003-130, Class SX, IF, 7.79%, 1/25/2034 (i)	41	46

Series 2003-131, Class SK, IF, 11.22%, 1/25/2034 (i)	117	128

Series 2004-36, Class PC, 5.50%, 2/25/2034	6	6

Series 2004-10, Class SC, IF, 18.64%, 2/25/2034 (i)	42	43

Series 2004-46, Class EP, PO, 3/25/2034	975	893

Series 2004-28, Class PF, 2.89%, 3/25/2034 (i)	894	896

Series 2004-17, Class H, 5.50%, 4/25/2034	2,087	2,293

Series 2004-25, Class SA, IF, 12.68%, 4/25/2034 (i)	514	641

Series 2004-36, Class FA, 2.89%, 5/25/2034 (i)	2,301	2,308

Series 2004-46, Class SK, IF, 9.65%, 5/25/2034 (i)	136	158

Series 2004-36, Class SA, IF, 12.68%, 5/25/2034 (i)	984	1,294

Series 2004-46, Class QB, IF, 14.04%, 5/25/2034 (i)	212	265

Series 2004-50, Class VZ, 5.50%, 7/25/2034	3,779	4,036

Series 2004-51, Class SY, IF, 9.26%, 7/25/2034 (i)	139	160

Series 2005-93, Class MF, 2.74%, 8/25/2034 (i)	564	565

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Series 2004-79, Class SP, IF, 12.95%, 11/25/2034 (i)	99	104

Series 2005-57, Class CD, IF, 15.79%, 1/25/2035 (i)	23	23

Series 2006-60, Class DO, PO, 4/25/2035	360	352

Series 2005-25, Class PF, 2.84%, 4/25/2035 (i)	1,041	1,044

Series 2005-42, Class PS, IF, 10.78%, 5/25/2035 (i)	67	74

Series 2005-74, Class CS, IF, 13.17%, 5/25/2035 (i)	1,079	1,259

Series 2005-74, Class SK, IF, 13.28%, 5/25/2035 (i)	741	871

Series 2005-74, Class CP, IF, 15.62%, 5/25/2035 (i)	248	288

Series 2005-68, Class UC, 5.00%, 6/25/2035	129	129

Series 2005-59, Class SU, IF, 13.05%, 6/25/2035 (i)	306	413

Series 2005-56, Class S, IF, IO, 4.22%, 7/25/2035 (i)	753	96

Series 2005-66, Class SG, IF, 11.15%, 7/25/2035 (i)	280	352

Series 2005-68, Class PG, 5.50%, 8/25/2035	1,009	1,086

Series 2005-73, Class ZB, 5.50%, 8/25/2035	5,623	5,652

Series 2005-73, Class PS, IF, 10.48%, 8/25/2035 (i)	360	423

Series 2005-72, Class SB, IF, 10.65%, 8/25/2035 (i)	382	451

Series 2005-90, PO, 9/25/2035	131	123

Series 2005-75, Class SV, IF, 14.24%, 9/25/2035 (i)	101	124

Series 2010-39, Class OT, PO, 10/25/2035	230	204

Series 2005-84, Class XM, 5.75%, 10/25/2035	906	980

Series 2005-90, Class ES, IF, 10.65%, 10/25/2035 (i)	405	489

Series 2005-106, Class US, IF, 15.44%, 11/25/2035 (i)	1,933	2,539

Series 2005-110, Class GL, 5.50%, 12/25/2035	4,748	5,190

Series 2006-46, Class UC, 5.50%, 12/25/2035	504	530

Series 2005-109, Class PC, 6.00%, 12/25/2035	167	179

Series 2006-15, Class OT, PO, 1/25/2036	45	44

SEE NOTES TO FINANCIAL STATEMENTS.

72	J.P. MORGAN INCOME FUNDS	FEBRUARY 28, 2019

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Collateralized Mortgage Obligations — continued

Series 2006-39, Class WC, 5.50%, 1/25/2036	325	343

Series 2006-16, Class OA, PO, 3/25/2036	191	164

Series 2006-8, Class WQ, PO, 3/25/2036	1,707	1,397

Series 2006-8, Class WN, IF, IO, 4.21%, 3/25/2036 (i)	6,258	1,074

Series 2006-12, Class BZ, 5.50%, 3/25/2036	2,181	2,369

Series 2006-16, Class HZ, 5.50%, 3/25/2036	666	716

Series 2006-8, Class JZ, 5.50%, 3/25/2036	2,445	2,666

Series 2006-11, Class PS, IF, 15.44%, 3/25/2036 (i)	160	229

Series 2006-22, Class AO, PO, 4/25/2036	603	520

Series 2006-23, Class KO, PO, 4/25/2036	241	217

Series 2006-27, Class OH, PO, 4/25/2036	502	447

Series 2006-23, Class FK, 2.74%, 4/25/2036 (i)	783	779

Series 2006-33, Class LS, IF, 18.95%, 5/25/2036 (i)	188	269

Series 2006-43, PO, 6/25/2036	158	141

Series 2006-43, Class DO, PO, 6/25/2036	480	433

Series 2006-44, Class GO, PO, 6/25/2036	313	268

Series 2006-50, Class JO, PO, 6/25/2036	1,096	922

Series 2006-50, Class PS, PO, 6/25/2036	1,342	1,188

Series 2006-46, Class FW, 2.89%, 6/25/2036 (i)	378	375

Series 2006-53, Class US, IF, IO, 4.09%, 6/25/2036 (i)	1,329	209

Series 2006-46, Class SW, IF, 15.07%, 6/25/2036 (i)	60	84

Series 2007-101, Class A2, 2.74%, 6/27/2036 (i)	3,936	3,862

Series 2006-113, PO, 7/25/2036	152	147

Series 2006-58, PO, 7/25/2036	193	166

Series 2006-58, Class AP, PO, 7/25/2036	97	85

Series 2006-65, Class QO, PO, 7/25/2036	362	312

Series 2006-56, Class FC, 2.78%, 7/25/2036 (i)	2,982	2,977

Series 2006-58, Class FL, 2.95%, 7/25/2036 (i)	312	313

Series 2006-58, Class IG, IF, IO, 4.03%, 7/25/2036 (i)	504	50

Series 2006-71, Class ZL, 6.00%, 7/25/2036	4,165	4,567

Series 2006-63, Class ZH, 6.50%, 7/25/2036	1,811	2,044

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Series 2011-19, Class ZY, 6.50%, 7/25/2036	2,400	2,700

Series 2006-60, Class AK, IF, 18.84%, 7/25/2036 (i)	181	267

Series 2006-62, Class PS, HB, IF, 24.96%, 7/25/2036 (i)	138	226

Series 2006-72, Class TO, PO, 8/25/2036	126	114

Series 2006-79, Class DO, PO, 8/25/2036	266	236

Series 2006-79, Class OP, PO, 8/25/2036	373	338

Series 2006-79, Class DF, 2.84%, 8/25/2036 (i)	1,122	1,122

Series 2007-7, Class SG, IF, IO, 4.01%, 8/25/2036 (i)	810	171

Series 2006-77, Class PC, 6.50%, 8/25/2036	1,311	1,443

Series 2006-78, Class BZ, 6.50%, 8/25/2036	336	367

Series 2006-86, Class OB, PO, 9/25/2036	380	326

Series 2006-90, Class AO, PO, 9/25/2036	326	291

Series 2008-42, Class AO, PO, 9/25/2036	149	133

Series 2006-85, Class MZ, 6.50%, 9/25/2036	131	143

Series 2009-19, Class PW, 4.50%, 10/25/2036	1,656	1,729

Series 2006-95, Class SG, IF, 16.24%, 10/25/2036 (i)	207	287

Series 2006-109, PO, 11/25/2036	90	78

Series 2006-110, PO, 11/25/2036	563	477

Series 2006-111, Class EO, PO, 11/25/2036	257	224

Series 2006-115, Class OK, PO, 12/25/2036	313	262

Series 2006-119, PO, 12/25/2036	127	111

Series 2006-118, Class A1, 2.57%, 12/25/2036 (i)	662	658

Series 2006-118, Class A2, 2.57%, 12/25/2036 (i)	3,058	3,024

Series 2006-117, Class GS, IF, IO, 4.16%, 12/25/2036 (i)	1,214	186

Series 2006-115, Class ES, IF, 16.60%, 12/25/2036 (i)	55	72

Series 2006-128, PO, 1/25/2037	304	255

Series 2009-70, Class CO, PO, 1/25/2037	868	727

Series 2006-128, Class BP, 5.50%, 1/25/2037	285	299

Series 2007-10, Class FD, 2.74%, 2/25/2037 (i)	873	874

Series 2007-1, Class SD, HB, IF, 24.06%, 2/25/2037 (i)	73	182

Series 2007-14, Class OP, PO, 3/25/2037	250	220

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2019	J.P. MORGAN INCOME FUNDS	73

JPMorgan Core Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2019 (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Collateralized Mortgage Obligations — continued

Series 2007-77, Class FG, 2.99%, 3/25/2037 (i)	604	607

Series 2007-16, Class FC, 3.24%, 3/25/2037 (i)	439	456

Series 2007-22, Class SC, IF, IO, 3.59%, 3/25/2037 (i)	56	3

Series 2007-14, Class ES, IF, IO, 3.95%, 3/25/2037 (i)	2,165	344

Series 2009-63, Class P, 5.00%, 3/25/2037	62	65

Series 2007-18, Class MZ, 6.00%, 3/25/2037	675	721

Series 2007-28, Class EO, PO, 4/25/2037	836	753

Series 2007-35, Class SI, IF, IO, 3.61%, 4/25/2037 (i)	499	38

Series 2007-29, Class SG, IF, 14.37%, 4/25/2037 (i)	432	573

Series 2007-43, Class FL, 2.79%, 5/25/2037 (i)	394	393

Series 2007-42, Class B, 6.00%, 5/25/2037	1,546	1,683

Series 2007-54, Class FA, 2.89%, 6/25/2037 (i)	2,390	2,404

Series 2007-98, Class FB, 2.94%, 6/25/2037 (i)	199	208

Series 2007-92, Class YS, IF, IO, 3.29%, 6/25/2037 (i)	400	45

Series 2007-53, Class SH, IF, IO, 3.61%, 6/25/2037 (i)	1,426	180

Series 2007-54, Class WI, IF, IO, 3.61%, 6/25/2037 (i)	491	65

Series 2007-92, Class YA, 6.50%, 6/25/2037	240	261

Series 2007-67, PO, 7/25/2037	587	526

Series 2007-64, Class FB, 2.86%, 7/25/2037 (i)	544	545

Series 2007-97, Class FC, 2.99%, 7/25/2037 (i)	335	337

Series 2007-72, Class EK, IF, IO, 3.91%, 7/25/2037 (i)	3,733	510

Series 2007-65, Class KI, IF, IO, 4.13%, 7/25/2037 (i)	1,411	163

Series 2007-60, Class AX, IF, IO, 4.66%, 7/25/2037 (i)	5,978	1,141

Series 2007-70, Class Z, 5.50%, 7/25/2037	1,490	1,619

Series 2007-62, Class SE, IF, 10.28%, 7/25/2037 (i)	328	374

Series 2012-14, Class FB, 2.94%, 8/25/2037 (i)	1,273	1,278

Series 2007-76, Class AZ, 5.50%, 8/25/2037	405	437

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Series 2007-76, Class ZG, 6.00%, 8/25/2037	534	588

Series 2007-78, Class CB, 6.00%, 8/25/2037	181	201

Series 2007-78, Class PE, 6.00%, 8/25/2037	845	922

Series 2007-81, Class GE, 6.00%, 8/25/2037	808	868

Series 2007-79, Class SB, IF, 14.89%, 8/25/2037 (i)	510	692

Series 2012-87, Class KF, 2.94%, 9/25/2037 (i)	2,875	2,881

Series 2007-88, Class VI, IF, IO, 4.05%, 9/25/2037 (i)	1,993	319

Series 2007-85, Class SL, IF, 9.93%, 9/25/2037 (i)	131	153

Series 2009-86, Class OT, PO, 10/25/2037	5,251	4,665

Series 2007-100, Class SM, IF, IO, 3.96%, 10/25/2037 (i)	1,644	233

Series 2007-91, Class ES, IF, IO, 3.97%, 10/25/2037 (i)	2,106	329

Series 2007-106, Class A7, 6.11%, 10/25/2037 (i)	554	601

Series 2007-108, Class SA, IF, IO, 3.87%, 12/25/2037 (i)	63	7

Series 2007-109, Class AI, IF, IO, 3.91%, 12/25/2037 (i)	1,853	202

Series 2007-112, Class SA, IF, IO, 3.96%, 12/25/2037 (i)	1,994	272

Series 2007-112, Class MJ, 6.50%, 12/25/2037	1,495	1,699

Series 2007-116, Class HI, IO, 1.22%, 1/25/2038 (i)	3,952	145

Series 2008-1, Class BI, IF, IO, 3.42%, 2/25/2038 (i)	1,814	240

Series 2008-4, Class SD, IF, IO, 3.51%, 2/25/2038 (i)	3,697	426

Series 2008-18, Class FA, 3.39%, 3/25/2038 (i)	414	424

Series 2008-16, Class IS, IF, IO, 3.71%, 3/25/2038 (i)	434	56

Series 2008-10, Class XI, IF, IO, 3.74%, 3/25/2038 (i)	566	55

Series 2008-20, Class SA, IF, IO, 4.50%, 3/25/2038 (i)	928	169

Series 2008-18, Class SP, IF, 9.02%, 3/25/2038 (i)	206	226

Series 2008-32, Class SA, IF, IO, 4.36%, 4/25/2038 (i)	424	41

SEE NOTES TO FINANCIAL STATEMENTS.

74	J.P. MORGAN INCOME FUNDS	FEBRUARY 28, 2019

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Collateralized Mortgage Obligations — continued

Series 2008-27, Class SN, IF, IO, 4.41%, 4/25/2038 (i)	635	76

Series 2011-22, Class MA, 6.50%, 4/25/2038	381	394

Series 2008-28, Class QS, IF, 13.23%, 4/25/2038 (i)	257	308

Series 2008-44, PO, 5/25/2038	19	16

Series 2008-46, Class HI, IO, 1.75%, 6/25/2038 (i)	1,603	90

Series 2008-53, Class CI, IF, IO, 4.71%, 7/25/2038 (i)	489	69

Series 2008-56, Class AC, 5.00%, 7/25/2038	444	469

Series 2008-60, Class JC, 5.00%, 7/25/2038	460	493

Series 2011-47, Class ZA, 5.50%, 7/25/2038	1,893	2,058

Series 2008-80, Class SA, IF, IO, 3.36%, 9/25/2038 (i)	1,703	227

Series 2008-81, Class SB, IF, IO, 3.36%, 9/25/2038 (i)	1,179	89

Series 2011-111, Class DF, 2.89%, 12/25/2038 (i)	296	297

Series 2010-148, Class MA, 4.00%, 2/25/2039	916	926

Series 2009-6, Class GS, IF, IO, 4.06%, 2/25/2039 (i)	1,286	200

Series 2009-4, Class BD, 4.50%, 2/25/2039	77	81

Series 2009-17, Class QS, IF, IO, 4.16%, 3/25/2039 (i)	605	89

Series 2012-89, Class FD, 2.94%, 4/25/2039 (i)	2,320	2,324

Series 2009-52, Class PI, IO, 5.00%, 7/25/2039	847	157

Series 2009-47, Class MT, 7.00%, 7/25/2039	28	31

Series 2009-59, Class HB, 5.00%, 8/25/2039	3,262	3,484

Series 2009-60, Class HT, 6.00%, 8/25/2039	3,748	4,138

Series 2009-65, Class MT, 5.00%, 9/25/2039	1,938	1,976

Series 2009-69, Class WA, 6.04%, 9/25/2039 (i)	1,606	1,768

Series 2009-84, Class WS, IF, IO, 3.41%, 10/25/2039 (i)	514	53

Series 2009-86, Class IP, IO, 5.50%, 10/25/2039	1,895	343

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Series 2009-99, Class SC, IF, IO, 3.69%, 12/25/2039 (i)	674	76

Series 2009-103, Class MB, 4.32%, 12/25/2039 (i)	1,946	2,075

Series 2009-99, Class WA, 6.30%, 12/25/2039 (i)	2,895	3,177

Series 2009-113, Class AO, PO, 1/25/2040	464	393

Series 2009-112, Class ST, IF, IO, 3.76%, 1/25/2040 (i)	1,347	169

Series 2010-1, Class WA, 6.24%, 2/25/2040 (i)	635	699

Series 2010-16, Class WB, 6.21%, 3/25/2040 (i)	2,051	2,295

Series 2010-16, Class WA, 6.44%, 3/25/2040 (i)	2,218	2,494

Series 2010-49, Class SC, IF, 7.68%, 3/25/2040 (i)	2,961	3,273

Series 2010-40, Class FJ, 3.09%, 4/25/2040 (i)	650	655

Series 2010-35, Class SB, IF, IO, 3.93%, 4/25/2040 (i)	892	113

Series 2010-35, Class SJ, IF, 9.37%, 4/25/2040 (i)	1,378	1,652

Series 2010-43, Class FD, 3.09%, 5/25/2040 (i)	845	855

Series 2010-42, Class S, IF, IO, 3.91%, 5/25/2040 (i)	597	84

Series 2010-63, Class AP, PO, 6/25/2040	774	654

Series 2010-64, Class DM, 5.00%, 6/25/2040	6,351	6,708

Series 2010-58, Class MB, 5.50%, 6/25/2040	8,753	9,353

Series 2010-71, Class HJ, 5.50%, 7/25/2040	3,615	3,974

Series 2010-102, Class PN, 5.00%, 9/25/2040	1,794	1,955

Series 2010-111, Class AM, 5.50%, 10/25/2040	14,124	15,749

Series 2010-125, Class SA, IF, IO, 1.95%, 11/25/2040 (i)	6,752	395

Series 2011-101, Class FM, 3.04%, 1/25/2041 (i)	1,553	1,563

Series 2010-147, Class SA, IF, IO, 4.04%, 1/25/2041 (i)	6,487	1,205

Series 2011-30, Class LS, IO, 1.32%, 4/25/2041 (i)	7,108	360

Series 2011-149, Class EF, 2.99%, 7/25/2041 (i)	663	665

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2019	J.P. MORGAN INCOME FUNDS	75

JPMorgan Core Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2019 (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Collateralized Mortgage Obligations — continued

Series 2011-75, Class FA, 3.04%, 8/25/2041 (i)	1,777	1,793

Series 2011-149, Class MF, 2.99%, 11/25/2041 (i)	2,462	2,474

Series 2011-118, Class LB, 7.00%, 11/25/2041	10,320	11,789

Series 2011-118, Class MT, 7.00%, 11/25/2041	12,898	14,747

Series 2011-118, Class NT, 7.00%, 11/25/2041	11,532	12,990

Series 2002-90, Class A1, 6.50%, 6/25/2042	541	605

Series 2012-99, Class FA, 2.94%, 9/25/2042 (i)	3,187	3,183

Series 2012-101, Class FC, 2.99%, 9/25/2042 (i)	1,963	1,973

Series 2012-97, Class FB, 2.99%, 9/25/2042 (i)	7,025	7,052

Series 2012-108, Class F, 2.99%, 10/25/2042 (i)	5,874	5,896

Series 2013-81, Class TA, 3.00%, 2/25/2043	6,000	5,669

Series 2013-4, Class AJ, 3.50%, 2/25/2043	3,938	3,963

Series 2013-92, PO, 9/25/2043	11,714	9,231

Series 2013-101, Class DO, PO, 10/25/2043	9,314	7,236

Series 2013-128, PO, 12/25/2043	19,376	15,546

Series 2013-135, PO, 1/25/2044	7,610	5,875

Series 2010-103, Class SB, IF, IO, 3.61%, 11/25/2049 (i)	819	63

Series 2011-2, Class WA, 5.82%, 2/25/2051 (i)	1,070	1,136

Series 2011-58, Class WA, 5.43%, 7/25/2051 (i)	270	292

FNMA REMIC Trust

Series 2004-W10, Class A6, 5.75%, 8/25/2034	6,084	6,583

Series 2006-72, Class GO, PO, 8/25/2036	652	580

Series 2007-W3, Class 1A3, 6.75%, 4/25/2037	278	303

Series 2007-42, Class AO, PO, 5/25/2037	115	104

Series 2007-W5, PO, 6/25/2037	284	249

Series 2007-W7, Class 1A4, HB, IF, 24.24%, 7/25/2037 (i)	200	310

Series 2003-W4, Class 2A, 6.50%, 10/25/2042 (i)	133	148

Series 2003-W1, Class 1A1, 5.37%, 12/25/2042 (i)	965	1,015

Series 2003-W1, Class 2A, 5.89%, 12/25/2042 (i)	260	279

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Series 2004-W11, Class 1A1, 6.00%, 5/25/2044	791	893

Series 2005-W1, Class 1A2, 6.50%, 10/25/2044	1,370	1,547

Series 2006-W3, Class 2A, 6.00%, 9/25/2046	1,166	1,305

Series 2007-W10, Class 2A, 6.34%, 8/25/2047 (i)	142	153

Series 2009-W1, Class A, 6.00%, 12/25/2049	5,289	5,871

FNMA STRIPS

Series 368, Class 3, IO, 4.50%, 11/25/2020	3	—	(j)

Series 218, Class 2, IO, 7.50%, 4/25/2023	6	1

Series 265, Class 2, 9.00%, 3/25/2024	5	6

Series 300, Class 1, PO, 9/25/2024	505	475

Series 329, Class 1, PO, 1/25/2033	87	77

Series 345, Class 6, IO, 5.00%, 12/25/2033 (i)	117	22

Series 365, Class 8, IO, 5.50%, 5/25/2036	449	104

Series 374, Class 5, IO, 5.50%, 8/25/2036	299	63

Series 393, Class 6, IO, 5.50%, 4/25/2037	136	23

Series 383, Class 33, IO, 6.00%, 1/25/2038	293	60

Series 412, Class F2, 2.99%, 8/25/2042 (i)	6,609	6,627

Series 411, Class F1, 3.04%, 8/25/2042 (i)	16,586	16,683

FNMA Trust

Series 2004-W1, Class 2A2, 7.00%, 12/25/2033	2,262	2,589

Series 2003-W8, Class 3F1, 2.89%, 5/25/2042 (i)	309	306

Series 2003-W2, Class 2A9, 5.90%, 7/25/2042	543	593

Series 2003-W2, Class 1A1, 6.50%, 7/25/2042	906	1,000

Series 2003-W6, Class 2A4, 5.20%, 9/25/2042	3,674	3,908

Series 2003-W6, Class 3A, 6.50%, 9/25/2042	1,427	1,584

Series 2003-W8, Class 2A, 7.00%, 10/25/2042	1,618	1,834

Series 2004-W2, Class 2A2, 7.00%, 2/25/2044	470	526

Series 2004-W8, Class 3A, 7.50%, 6/25/2044	475	540

Series 2004-W15, Class 2AF, 2.74%, 8/25/2044 (i)	1,314	1,307

Series 2005-W3, Class 2AF, 2.71%, 3/25/2045 (i)	10,674	10,631

SEE NOTES TO FINANCIAL STATEMENTS.

76	J.P. MORGAN INCOME FUNDS	FEBRUARY 28, 2019

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Collateralized Mortgage Obligations — continued

Series 2005-W4, Class 1A1, 6.00%, 8/25/2045	583	637

Series 2006-W2, Class 2A, 4.17%, 11/25/2045 (i)	1,564	1,651

Series 2006-W2, Class 1AF1, 2.71%, 2/25/2046 (i)	5,007	5,006

FNMA, Whole Loan Series 2007-W1, Class 1AF1, 2.75%, 11/25/2046 (i)	9,074	8,939

G2 4.50%, 2/20/2049 (l)	15,150	15,832

GMACM Mortgage Loan Trust

Series 2003-AR2, Class 2A4, 4.80%, 12/19/2033 (i)	1,608	1,618

Series 2003-J8, Class A, 5.25%, 12/25/2033	71	72

Series 2005-AR3, Class 3A4, 3.91%, 6/19/2035 (i)	872	851

GNMA

Series 2008-36, Class AY, 5.00%, 4/16/2023	343	342

Series 1994-7, Class PQ, 6.50%, 10/16/2024	802	801

Series 1999-4, Class ZB, 6.00%, 2/20/2029	878	877

Series 1999-30, Class S, IF, IO, 6.12%, 8/16/2029 (i)	103	1

Series 2000-31, Class Z, 9.00%, 10/20/2030	171	199

Series 2000-36, Class IK, IO, 9.00%, 11/16/2030	11	—	(j)

Series 2000-35, Class ZA, 9.00%, 11/20/2030	109	128

Series 2001-6, Class SD, IF, IO, 6.07%, 3/16/2031 (i)	55	—	(j)

Series 2001-22, Class PS, IF, 14.56%, 3/17/2031 (i)	462	473

Series 2001-35, Class SA, IF, IO, 5.77%, 8/16/2031 (i)	134	2

Series 2002-24, Class AG, IF, IO, 5.47%, 4/16/2032 (i)	454	5

Series 2002-24, Class SB, IF, 8.20%, 4/16/2032 (i)	44	45

Series 2002-41, Class SV, IF, 9.00%, 6/16/2032 (i)	15	17

Series 2002-45, Class QE, 6.50%, 6/20/2032	1,840	1,843

Series 2002-47, Class PG, 6.50%, 7/16/2032	544	546

Series 2002-47, Class PY, 6.00%, 7/20/2032	185	185

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Series 2002-47, Class ZA, 6.50%, 7/20/2032	948	950

Series 2002-52, Class GH, 6.50%, 7/20/2032	639	640

Series 2003-114, Class SH, IF, 10.15%, 11/17/2032 (i)	121	131

Series 2002-75, Class PB, 6.00%, 11/20/2032	1,265	1,332

Series 2010-14, Class AO, PO, 12/20/2032	439	428

Series 2011-43, Class ZQ, 5.50%, 1/16/2033	3,570	3,848

Series 2003-58, Class BE, 6.50%, 1/20/2033	951	1,049

Series 2003-11, Class SK, IF, IO, 5.22%, 2/16/2033 (i)	399	36

Series 2008-29, PO, 2/17/2033	197	192

Series 2003-12, Class SP, IF, IO, 5.22%, 2/20/2033 (i)	213	37

Series 2003-24, PO, 3/16/2033	71	65

Series 2004-87, Class SB, IF, 4.81%, 3/17/2033 (i)	22	22

Series 2003-40, Class TJ, 6.50%, 3/20/2033	1,814	1,992

Series 2003-46, Class TC, 6.50%, 3/20/2033	532	574

Series 2003-25, Class PZ, 5.50%, 4/20/2033	2,025	2,158

Series 2003-46, Class MG, 6.50%, 5/20/2033	698	767

Series 2003-52, Class AP, PO, 6/16/2033	360	307

Series 2003-75, Class ZX, 6.00%, 9/16/2033	1,139	1,241

Series 2003-90, PO, 10/20/2033	57	51

Series 2010-41, Class WA, 5.82%, 10/20/2033 (i)	1,340	1,475

Series 2003-97, Class SA, IF, IO, 4.07%, 11/16/2033 (i)	768	82

Series 2003-112, Class SA, IF, IO, 4.07%, 12/16/2033 (i)	734	97

Series 2004-28, Class S, IF, 12.84%, 4/16/2034 (i)	367	488

Series 2005-7, Class JM, IF, 11.26%, 5/18/2034 (i)	39	44

Series 2004-46, PO, 6/20/2034	646	579

Series 2004-49, Class Z, 6.00%, 6/20/2034	2,441	2,653

Series 2004-73, Class AE, IF, 9.74%, 8/17/2034 (i)	267	288

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2019	J.P. MORGAN INCOME FUNDS	77

JPMorgan Core Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2019 (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Collateralized Mortgage Obligations — continued

Series 2010-103, Class WA, 5.72%, 8/20/2034 (i)	723	787

Series 2004-73, Class JL, IF, IO, 4.07%, 9/16/2034 (i)	2,529	355

Series 2004-71, Class ST, IF, 7.00%, 9/20/2034 (i)	285	302

Series 2004-71, Class SB, IF, 17.26%, 9/20/2034 (i)	285	389

Series 2004-83, Class AP, IF, 8.90%, 10/16/2034 (i)	37	39

Series 2004-89, Class LS, IF, 15.28%, 10/16/2034 (i)	246	321

Series 2004-90, Class SI, IF, IO, 3.62%, 10/20/2034 (i)	3,710	470

Series 2005-44, Class SP, IF, 7.23%, 10/20/2034 (i)	38	38

Series 2004-96, Class SC, IF, IO, 3.60%, 11/20/2034 (i)	1,935	75

Series 2005-3, Class SK, IF, IO, 4.27%, 1/20/2035 (i)	2,574	291

Series 2005-68, Class DP, IF, 10.45%, 6/17/2035 (i)	956	1,078

Series 2008-79, Class CS, IF, 4.32%, 6/20/2035 (i)	1,342	1,385

Series 2005-56, Class IC, IO, 5.50%, 7/20/2035	267	59

Series 2005-66, Class SP, IF, 12.56%, 8/16/2035 (i)	144	196

Series 2010-14, Class CO, PO, 8/20/2035	1,571	1,328

Series 2005-65, Class SA, IF, 13.32%, 8/20/2035 (i)	27	28

Series 2005-68, Class KI, IF, IO, 3.82%, 9/20/2035 (i)	5,289	662

Series 2005-72, Class AZ, 5.50%, 9/20/2035	1,610	1,714

Series 2005-82, PO, 10/20/2035	333	285

Series 2010-14, Class BO, PO, 11/20/2035	488	421

Series 2005-91, Class PI, IO, 6.00%, 12/20/2035	510	98

Series 2006-20, Class QA, 5.75%, 2/20/2036	296	309

Series 2006-16, Class OP, PO, 3/20/2036	424	383

Series 2006-22, Class AO, PO, 5/20/2036	585	529

Series 2006-38, Class SW, IF, IO, 4.02%, 6/20/2036 (i)	73	4

Series 2006-34, PO, 7/20/2036	84	75

Series 2006-33, Class Z, 6.50%, 7/20/2036	2,373	2,671

Series 2006-38, Class ZK, 6.50%, 8/20/2036	3,229	3,553

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Series 2006-59, Class SD, IF, IO, 4.22%, 10/20/2036 (i)	813	127

Series 2006-57, Class PZ, 5.56%, 10/20/2036	1,460	1,540

Series 2006-65, Class SA, IF, IO, 4.32%, 11/20/2036 (i)	1,282	164

Series 2011-22, Class WA, 5.88%, 2/20/2037 (i)	479	532

Series 2007-57, PO, 3/20/2037	1,528	1,378

Series 2007-9, Class CI, IF, IO, 3.72%, 3/20/2037 (i)	1,371	169

Series 2007-17, Class JO, PO, 4/16/2037	755	620

Series 2007-17, Class JI, IF, IO, 4.33%, 4/16/2037 (i)	1,946	303

Series 2007-19, Class SD, IF, IO, 3.72%, 4/20/2037 (i)	762	74

Series 2010-129, Class AW, 6.02%, 4/20/2037 (i)	930	1,011

Series 2007-25, Class FN, 2.78%, 5/16/2037 (i)	555	554

Series 2007-28, Class BO, PO, 5/20/2037	123	105

Series 2007-26, Class SC, IF, IO, 3.72%, 5/20/2037 (i)	1,555	167

Series 2007-27, Class SD, IF, IO, 3.72%, 5/20/2037 (i)	1,526	146

Series 2007-35, PO, 6/16/2037	2,248	1,944

Series 2007-36, Class HO, PO, 6/16/2037	244	201

Series 2007-36, Class SE, IF, IO, 3.99%, 6/16/2037 (i)	1,044	127

Series 2007-36, Class SJ, IF, IO, 3.77%, 6/20/2037 (i)	1,222	116

Series 2007-45, Class QA, IF, IO, 4.16%, 7/20/2037 (i)	1,737	200

Series 2007-40, Class SN, IF, IO, 4.20%, 7/20/2037 (i)	1,729	213

Series 2007-40, Class SD, IF, IO, 4.27%, 7/20/2037 (i)	1,186	152

Series 2007-50, Class AI, IF, IO, 4.29%, 8/20/2037 (i)	435	46

Series 2008-20, PO, 9/20/2037	211	202

Series 2007-53, Class ES, IF, IO, 4.07%, 9/20/2037 (i)	1,173	149

Series 2007-53, Class SW, IF, 12.75%, 9/20/2037 (i)	306	368

Series 2008-32, Class PI, IO, 5.50%, 10/16/2037	1,720	186

Series 2008-7, Class SP, IF, 8.43%, 10/20/2037 (i)	210	228

SEE NOTES TO FINANCIAL STATEMENTS.

78	J.P. MORGAN INCOME FUNDS	FEBRUARY 28, 2019

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Collateralized Mortgage Obligations — continued

Series 2009-79, Class OK, PO, 11/16/2037	2,420	2,108

Series 2007-74, Class SL, IF, IO, 4.06%, 11/16/2037 (i)	1,336	135

Series 2007-73, Class MI, IF, IO, 3.52%, 11/20/2037 (i)	1,355	152

Series 2007-76, Class SB, IF, IO, 4.02%, 11/20/2037 (i)	2,608	305

Series 2007-67, Class SI, IF, IO, 4.03%, 11/20/2037 (i)	1,503	164

Series 2007-72, Class US, IF, IO, 4.07%, 11/20/2037 (i)	1,186	140

Series 2008-7, Class SK, IF, 12.50%, 11/20/2037 (i)	148	188

Series 2007-79, Class SY, IF, IO, 4.07%, 12/20/2037 (i)	1,828	233

Series 2008-1, PO, 1/20/2038	86	73

Series 2015-137, Class WA, 5.48%, 1/20/2038 (i)	4,843	5,333

Series 2009-106, Class ST, IF, IO, 3.52%, 2/20/2038 (i)	11,941	1,641

Series 2008-17, IO, 5.50%, 2/20/2038	295	45

Series 2008-33, Class XS, IF, IO, 5.22%, 4/16/2038 (i)	697	106

Series 2008-36, Class SH, IF, IO, 3.82%, 4/20/2038 (i)	1,866	224

Series 2008-40, Class SA, IF, IO, 3.92%, 5/16/2038 (i)	6,212	883

Series 2008-55, Class SA, IF, IO, 3.72%, 6/20/2038 (i)	450	46

Series 2008-50, Class KB, 6.00%, 6/20/2038	931	1,040

Series 2008-60, Class CS, IF, IO, 3.67%, 7/20/2038 (i)	1,607	161

Series 2008-69, Class QD, 5.75%, 7/20/2038	1,570	1,638

Series 2008-71, Class SC, IF, IO, 3.52%, 8/20/2038 (i)	576	49

Series 2012-59, Class WA, 5.57%, 8/20/2038 (i)	2,303	2,557

Series 2008-76, Class US, IF, IO, 3.42%, 9/20/2038 (i)	1,921	236

Series 2008-81, Class S, IF, IO, 3.72%, 9/20/2038 (i)	3,926	377

Series 2009-25, Class SE, IF, IO, 5.12%, 9/20/2038 (i)	831	113

Series 2011-97, Class WA, 6.13%, 11/20/2038 (i)	1,555	1,729

Series 2009-35, Class SN, IF, IO, 3.92%, 12/16/2038 (i)	127	1

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Series 2008-93, Class AS, IF, IO, 3.22%, 12/20/2038 (i)	1,972	176

Series 2008-96, Class SL, IF, IO, 3.52%, 12/20/2038 (i)	1,086	91

Series 2008-95, Class DS, IF, IO, 4.82%, 12/20/2038 (i)	3,472	440

Series 2011-163, Class WA, 5.86%, 12/20/2038 (i)	5,315	5,888

Series 2009-65, Class IQ, IO, 6.00%, 12/20/2038	452	38

Series 2014-6, Class W, 5.41%, 1/20/2039 (i)	4,303	4,619

Series 2009-6, Class SA, IF, IO, 3.62%, 2/16/2039 (i)	944	111

Series 2009-11, Class SC, IF, IO, 3.67%, 2/16/2039 (i)	1,425	119

Series 2009-10, Class SA, IF, IO, 3.47%, 2/20/2039 (i)	1,597	165

Series 2009-6, Class SH, IF, IO, 3.56%, 2/20/2039 (i)	975	82

Series 2009-24, Class DS, IF, IO, 3.82%, 3/20/2039 (i)	281	4

Series 2009-31, Class TS, IF, IO, 3.82%, 3/20/2039 (i)	1,544	106

Series 2009-14, Class KI, IO, 6.50%, 3/20/2039	497	108

Series 2009-14, Class NI, IO, 6.50%, 3/20/2039	1,141	291

Series 2009-22, Class SA, IF, IO, 3.79%, 4/20/2039 (i)	2,856	279

Series 2009-35, Class ZB, 5.50%, 5/16/2039	13,576	14,840

Series 2009-33, Class CI, IO, 5.50%, 5/20/2039	342	66

Series 2009-33, Class TI, IO, 6.00%, 5/20/2039	468	111

Series 2009-102, Class SM, IF, IO, 3.92%, 6/16/2039 (i)	1,350	41

Series 2009-43, Class SA, IF, IO, 3.47%, 6/20/2039 (i)	1,546	170

Series 2009-42, Class SC, IF, IO, 3.60%, 6/20/2039 (i)	2,188	235

Series 2009-64, Class SN, IF, IO, 3.62%, 7/16/2039 (i)	2,501	240

Series 2009-72, Class SM, IF, IO, 3.77%, 8/16/2039 (i)	2,413	300

Series 2009-104, Class AB, 7.00%, 8/16/2039	1,342	1,460

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2019	J.P. MORGAN INCOME FUNDS	79

JPMorgan Core Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2019 (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Collateralized Mortgage Obligations — continued

Series 2009-81, Class SB, IF, IO, 3.61%, 9/20/2039 (i)	3,798	371

Series 2009-75, Class MN, 5.50%, 9/20/2039	2,753	3,164

Series 2009-106, Class AS, IF, IO, 3.92%, 11/16/2039 (i)	3,078	358

Series 2013-147, Class BE, 4.00%, 12/20/2039	3,874	4,030

Series 2015-91, Class W, 5.24%, 5/20/2040 (i)	4,382	4,742

Series 2013-75, Class WA, 5.18%, 6/20/2040 (i)	1,233	1,317

Series 2011-137, Class WA, 5.56%, 7/20/2040 (i)	2,237	2,460

Series 2010-130, Class CP, 7.00%, 10/16/2040	4,419	5,012

Series 2010-157, Class OP, PO, 12/20/2040	5,916	4,844

Series 2011-75, Class SM, IF, IO, 4.12%, 5/20/2041 (i)	2,982	435

Series 2013-26, Class AK, 4.67%, 9/20/2041 (i)	3,383	3,571

Series 2014-188, Class W, 4.60%, 10/20/2041 (i)	3,627	3,817

Series 2012-141, Class WA, 4.53%, 11/16/2041 (i)	3,534	3,766

Series 2011-157, Class UY, 3.00%, 12/20/2041	1,500	1,461

Series 2012-141, Class WC, 3.72%, 1/20/2042 (i)	3,735	3,839

Series 2012-141, Class WB, 3.98%, 9/16/2042 (i)	2,227	2,300

Series 2014-41, Class W, 4.64%, 10/20/2042 (i)	3,680	3,862

Series 2013-54, Class WA, 4.75%, 11/20/2042 (i)	1,964	2,079

Series 2013-91, Class WA, 4.50%, 4/20/2043 (i)	2,165	2,229

Series 2012-H24, Class FA, 2.96%, 3/20/2060 (i)	175	174

Series 2012-H24, Class FG, 2.94%, 4/20/2060 (i)	1,947	1,945

Series 2013-H03, Class FA, 2.81%, 8/20/2060 (i)	113	113

Series 2011-H05, Class FB, 3.01%, 12/20/2060 (i)	1,962	1,964

Series 2012-H22, Class FD, 2.98%, 1/20/2061 (i)	6,533	6,535

Series 2011-H06, Class FA, 2.96%, 2/20/2061 (i)	2,574	2,573

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Series 2012-H21, Class CF, 3.21%, 5/20/2061 (i)	1,127	1,130

Series 2011-H19, Class FA, 2.98%, 8/20/2061 (i)	2,809	2,810

Series 2012-H26, Class JA, 3.06%, 10/20/2061 (i)	1,581	1,582

Series 2012-H10, Class FA, 3.06%, 12/20/2061 (i)	50,535	50,631

Series 2012-H08, Class FB, 3.11%, 3/20/2062 (i)	8,614	8,639

Series 2013-H07, Class MA, 3.06%, 4/20/2062 (i)	916	916

Series 2012-H08, Class FS, 3.21%, 4/20/2062 (i)	6,390	6,440

Series 2012-H15, Class FA, 2.96%, 5/20/2062 (i)	428	428

Series 2012-H26, Class MA, 3.06%, 7/20/2062 (i)	754	755

Series 2012-H18, Class NA, 3.03%, 8/20/2062 (i)	1,930	1,933

Series 2012-H28, Class FA, 3.09%, 9/20/2062 (i)	6,571	6,576

Series 2012-H24, Class FD, 3.10%, 9/20/2062 (i)	489	489

Series 2012-H27, Class FB, 3.01%, 10/20/2062 (i)	624	624

Series 2012-H29, Class FA, 3.02%, 10/20/2062 (i)	23,194	23,218

Series 2012-H24, Class FE, 3.11%, 10/20/2062 (i)	2,044	2,046

Series 2013-H02, Class HF, 2.81%, 11/20/2062 (i)	275	275

Series 2013-H01, Class FA, 1.65%, 1/20/2063	17,009	16,804

Series 2013-H01, Class JA, 2.83%, 1/20/2063 (i)	10,292	10,257

Series 2013-H04, Class SA, 2.93%, 2/20/2063 (i)	1,999	1,995

Series 2013-H08, Class FC, 2.96%, 2/20/2063 (i)	11,715	11,710

Series 2013-H07, Class HA, 2.92%, 3/20/2063 (i)	8,734	8,722

Series 2013-H09, Class HA, 1.65%, 4/20/2063	7,913	7,783

Series 2013-H14, Class FG, 2.98%, 5/20/2063 (i)	2,337	2,337

Series 2013-H14, Class FC, 2.98%, 6/20/2063 (i)	2,504	2,505

SEE NOTES TO FINANCIAL STATEMENTS.

80	J.P. MORGAN INCOME FUNDS	FEBRUARY 28, 2019

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Collateralized Mortgage Obligations — continued

Series 2014-H01, Class FD, 3.16%, 1/20/2064 (i)	17,383	17,466

Series 2014-H05, Class FA, 3.20%, 2/20/2064 (i)	11,558	11,657

Series 2014-H06, Class HB, 3.16%, 3/20/2064 (i)	3,895	3,912

Series 2014-H09, Class TA, 3.11%, 4/20/2064 (i)	12,498	12,541

Series 2014-H10, Class TA, 3.11%, 4/20/2064 (i)	17,999	18,090

Series 2014-H11, Class VA, 3.01%, 6/20/2064 (i)	21,105	21,132

Series 2014-H15, Class FA, 3.01%, 7/20/2064 (i)	19,883	19,908

Series 2014-H17, Class FC, 3.01%, 7/20/2064 (i)	15,119	15,138

Series 2014-H19, Class FE, 2.98%, 9/20/2064 (i)	19,432	19,434

Series 2014-H20, Class LF, 3.11%, 10/20/2064 (i)	7,888	7,888

Series 2015-H02, Class FB, 3.01%, 12/20/2064 (i)	9,609	9,618

Series 2015-H03, Class FA, 3.01%, 12/20/2064 (i)	9,383	9,391

Series 2015-H07, Class ES, 2.82%, 2/20/2065 (i)	13,482	13,483

Series 2015-H05, Class FC, 2.99%, 2/20/2065 (i)	32,680	32,696

Series 2015-H06, Class FA, 2.99%, 2/20/2065 (i)	19,335	19,344

Series 2015-H08, Class FC, 2.99%, 3/20/2065 (i)	47,071	47,093

Series 2015-H10, Class FC, 2.99%, 4/20/2065 (i)	37,931	37,949

Series 2015-H12, Class FA, 2.99%, 5/20/2065 (i)	23,015	23,025

Series 2015-H15, Class FD, 2.95%, 6/20/2065 (i)	11,211	11,199

Series 2015-H15, Class FJ, 2.95%, 6/20/2065 (i)	16,198	16,181

Series 2015-H18, Class FA, 2.96%, 6/20/2065 (i)	16,336	16,329

Series 2015-H16, Class FG, 2.95%, 7/20/2065 (i)	19,553	19,533

Series 2015-H16, Class FL, 2.95%, 7/20/2065 (i)	25,896	25,868

Series 2015-H20, Class FA, 2.98%, 8/20/2065 (i)	16,630	16,632

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Series 2015-H26, Class FG, 3.03%, 10/20/2065 (i)	4,993	5,003

Series 2015-H32, Class FH, 3.17%, 12/20/2065 (i)	11,121	11,206

Series 2016-H07, Class FA, 3.26%, 3/20/2066 (i)	48,857	49,401

Series 2016-H07, Class FB, 3.26%, 3/20/2066 (i)	12,327	12,465

Series 2016-H11, Class FD, 3.06%, 5/20/2066 (i)	23,963	24,112

Series 2016-H26, Class FC, 3.51%, 12/20/2066 (i)	17,278	17,570

Series 2017-H08, Class XI, IO, 2.22%, 3/20/2067 (i)	79,200	9,647

Series 2017-H14, Class XI, IO, 1.61%, 6/20/2067 (i)	63,079	5,942

Goodgreen Trust Series 2017-R1, 5.00%, 10/20/2051	49,000	47,863

GSMPS Mortgage Loan Trust

Series 2004-4, Class 1AF, 2.89%, 6/25/2034 (c) (i)	500	480

Series 2005-RP2, Class 1AF, 2.84%, 3/25/2035 (c) (i)	910	852

Series 2005-RP3, Class 1AS, IO, 2.00%, 9/25/2035 ‡ (c) (i)	4,197	356

Series 2005-RP3, Class 1AF, 2.84%, 9/25/2035 (c) (i)	5,693	5,095

GSR Mortgage Loan Trust

Series 2003-6F, Class A2, 2.89%, 9/25/2032 (i)	44	44

Series 2003-3F, Class 4A3, 5.75%, 4/25/2033	202	208

Series 2004-6F, Class 2A4, 5.50%, 5/25/2034	855	872

Series 2004-6F, Class 3A4, 6.50%, 5/25/2034	521	553

Series 2004-13F, Class 3A3, 6.00%, 11/25/2034	604	619

Series 2005-5F, Class 8A3, 2.99%, 6/25/2035 (i)	244	232

Series 2005-AR6, Class 3A1, 4.12%, 9/25/2035 (i)	71	71

Series 2005-7F, Class 3A9, 6.00%, 9/25/2035	1,074	1,122

Series 2006-1F, Class 1A3, 5.50%, 2/25/2036	549	641

Series 2006-1F, Class 2A4, 6.00%, 2/25/2036	3,042	2,513

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2019	J.P. MORGAN INCOME FUNDS	81

JPMorgan Core Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2019 (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Collateralized Mortgage Obligations — continued

Headlands Residential LLC Series 2017-RPL1, Class A, 3.88%, 8/25/2022 (c) (f)	38,825	38,390

4.25%, 6/25/2023 (i)	18,838	18,795

Impac CMB Trust Series 2005-4, Class 2A1, 3.09%, 5/25/2035 (i)	1,035	1,019

Impac Secured Assets CMN Owner Trust Series 2003-2, Class A1, 5.50%, 8/25/2033	673	697

Impac Secured Assets Trust

Series 2006-1, Class 2A1, 2.84%, 5/25/2036 (i)	3,360	3,305

Series 2006-2, Class 2A1, 2.84%, 8/25/2036 (i)	3,448	3,351

JP Morgan Mortgage Trust

Series 2006-A2, Class 5A3, 4.62%, 11/25/2033 (i)	2,928	3,002

Series 2004-A3, Class 4A1, 4.54%, 7/25/2034 (i)	174	178

Series 2006-A3, Class 6A1, 4.06%, 8/25/2034 (i)	718	713

Series 2006-A2, Class 4A1, 4.48%, 8/25/2034 (i)	5,583	5,736

Series 2004-A4, Class 1A1, 4.64%, 9/25/2034 (i)	403	413

Series 2004-S1, Class 1A7, 5.00%, 9/25/2034	67	67

Series 2005-A1, Class 3A4, 4.54%, 2/25/2035 (i)	943	967

Series 2007-A1, Class 5A1, 4.69%, 7/25/2035 (i)	654	671

Series 2007-A1, Class 5A2, 4.69%, 7/25/2035 (i)	262	269

Lehman Mortgage Trust

Series 2006-2, Class 1A1, 5.80%, 4/25/2036 (i)	479	430

Series 2007-6, Class 1A8, 6.00%, 7/25/2037	323	300

Series 2008-2, Class 1A6, 6.00%, 3/25/2038	2,937	2,016

MASTR Adjustable Rate Mortgages Trust

Series 2004-13, Class 2A1, 4.69%, 4/21/2034 (i)	1,284	1,318

Series 2004-3, Class 4A2, 3.97%, 4/25/2034 (i)	356	333

Series 2004-15, Class 3A1, 4.86%, 12/25/2034 (i)	341	328

MASTR Alternative Loan Trust

Series 2004-10, Class 1A1, 4.50%, 9/25/2019	15	15

INVESTMENTS	PRINCIPAL AMOUNT ($000)		VALUE ($000)

Series 2004-8, Class 6A1, 5.50%, 9/25/2019	20		20

Series 2005-6, Class 3A1, 5.50%, 11/25/2020	284		271

Series 2003-9, Class 2A1, 6.00%, 12/25/2033	274		282

Series 2003-9, Class 8A1, 6.00%, 1/25/2034	222		227

Series 2004-3, Class 3A1, 6.00%, 4/25/2034	1,748		1,824

Series 2004-3, Class 2A1, 6.25%, 4/25/2034	422		443

Series 2004-6, Class 30PO, PO, 7/25/2034 ‡	260		217

Series 2004-6, Class 7A1, 6.00%, 7/25/2034	168		172

Series 2004-7, Class 30PO, PO, 8/25/2034 ‡	211		177

MASTR Asset Securitization Trust

Series 2003-11, Class 3A1, 4.50%, 12/25/2018	2		2

Series 2004-4, Class 3A1, 4.50%, 4/25/2019	—	(j)	—	(j)

Series 2004-6, Class 15PO, PO, 7/25/2019 ‡	1		1

Series 2004-8, PO, 8/25/2019 ‡	2		2

Series 2004-8, Class 1A1, 4.75%, 8/25/2019	4		3

Series 2004-9, Class 5A1, 5.25%, 9/25/2019	15		15

Series 2003-12, Class 30PO, PO, 12/25/2033 ‡	32		29

Series 2003-12, Class 6A1, 5.00%, 12/25/2033	90		90

Series 2004-4, Class 1A6, 5.25%, 12/26/2033	469		480

Series 2004-P7, Class A6, 5.50%, 12/27/2033 (c)	208		207

Series 2004-1, Class 30PO, PO, 2/25/2034 ‡	19		16

MASTR Reperforming Loan Trust

Series 2005-2, Class 1A1F, 2.84%, 5/25/2035 (c) (i)	7,828		6,157

Series 2006-2, Class 1A1, 4.39%, 5/25/2036 (c) (i)	944		899

MASTR Resecuritization Trust Series 2005-PO, Class 3PO, PO, 5/28/2035 ‡ (c)	239		196

Merrill Lynch Mortgage Investors Trust

Series 2003-E, Class A1, 3.11%, 10/25/2028 (i)	805		801

Series 2003-F, Class A1, 3.13%, 10/25/2028 (i)	1,761		1,740

SEE NOTES TO FINANCIAL STATEMENTS.

82	J.P. MORGAN INCOME FUNDS	FEBRUARY 28, 2019

INVESTMENTS	PRINCIPAL AMOUNT ($000)		VALUE ($000)
Collateralized Mortgage Obligations — continued

Series 2004-A, Class A1, 2.95%, 4/25/2029 (i)	328		322

Series 2004-C, Class A2, 3.51%, 7/25/2029 (i)	584		576

Series 2003-A5, Class 2A6, 4.50%, 8/25/2033 (i)	392		405

Series 2004-A4, Class A2, 4.07%, 8/25/2034 (i)	781		800

Series 2004-1, Class 2A1, 4.28%, 12/25/2034 (i)	788		787

Series 2005-A2, Class A1, 4.46%, 2/25/2035 (i)	1,180		1,194

Merrill Lynch Mortgage-Backed Securities Trust Series 2007-3, Class 1A3, 3.62%, 6/25/2037 (i)	792		783

ML Trust XLVII Series 47, Class Z, 8.99%, 10/20/2020 ‡	1		1

Morgan Stanley Mortgage Loan Trust

Series 2004-9, Class 4A, 3.23%, 10/25/2019 (i)	158		149

Series 2004-3, Class 4A, 5.63%, 4/25/2034 (i)	1,760		1,860

MRFC Mortgage Pass-Through Trust

Series 2000-TBC2, Class A1, 2.97%, 6/15/2030 (i)	2,083		2,057

Series 2000-TBC3, Class A1, 2.93%, 12/15/2030 (i)	471		456

NACC Reperforming Loan REMIC Trust Series 2004-R2, Class A1, 6.50%, 10/25/2034 (c) (i)	518		508

NCUA Guaranteed Notes Trust

Series 2010-R3, Class 3A, 2.40%, 12/8/2020	795		794

Series 2010-R3, Class 1A, 3.07%, 12/8/2020 (i)	10,980		11,005

New Residential Mortgage Loan Trust Series 2019-RPL1, Class A1, 4.33%, 2/26/2024 (c) (f)	24,000		24,001

Nomura Asset Acceptance Corp. Alternative Loan Trust

Series 2003-A1, Class A5, 7.00%, 4/25/2033	69		72

Series 2003-A1, Class A1, 5.50%, 5/25/2033	78		79

Series 2003-A1, Class A2, 6.00%, 5/25/2033	177		179

PaineWebber CMO Trust Series P, Class 4, 8.50%, 8/1/2019	—	(j)	—	(j)

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Prime Mortgage Trust Series 2004-CL1, Class 1A1, 6.00%, 2/25/2034	693	728

Prog 2018-jpm 7/24/2023 ‡	50,000	50,000

Provident Funding Mortgage Loan Trust Series 2005-1, Class 2A1, 4.44%, 5/25/2035 (i)	176	173

RALI Trust

Series 2002-QS16, Class A3, IF, 11.37%, 10/25/2017 (i)	1	1

Series 2003-QS9, Class A3, IF, IO, 5.04%, 5/25/2018 ‡ (i)	9	—	(j)

Series 2003-QS12, Class A5, IO, 5.00%, 6/25/2018 ‡	1	—	(j)

Series 2003-QS12, Class A2A, IF, IO, 5.09%, 6/25/2018 ‡ (i)	2	—	(j)

Series 2003-QS14, Class A1, 5.00%, 7/25/2018	10	10

Series 2003-QS18, Class A1, 5.00%, 9/25/2018	12	12

Series 2005-QA6, Class A32, 5.00%, 5/25/2035 (i)	1,080	838

Series 2007-QS1, Class 1A1, 6.00%, 1/25/2037	150	138

RBSSP Resecuritization Trust

Series 2009-12, Class 1A1, 5.48%, 11/25/2033 (c) (i)	1,955	2,006

Series 2009-1, Class 1A1, 6.50%, 2/26/2036 (c) (i)	1,899	1,968

Reperforming Loan REMIC Trust Series 2005-R1, Class 2APO, PO, 3/25/2035 ‡ (c)	67	57

Residential Asset Securitization Trust

Series 2003-A8, Class A5, 4.25%, 10/25/2018	30	30

Series 2005-A2, Class A4, IF, IO, 2.56%, 3/25/2035 ‡ (i)	6,466	411

Series 2006-A4, Class 2A5, 6.00%, 5/25/2036	624	597

RFMSI Trust Series 2005-SA4, Class 1A1, 4.00%, 9/25/2035 (i)	339	306

SART

4.75%, 7/15/2024	71,028	71,461

4.76%, 6/15/2025	79,864	80,313

Seasoned Loans Structured Transaction Series 2018-1, Class A1, 3.50%, 6/25/2028	18,753	18,860

Sequoia Mortgage Trust

Series 2004-8, Class A1, 3.18%, 9/20/2034 (i)	941	925

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2019	J.P. MORGAN INCOME FUNDS	83

JPMorgan Core Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2019 (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Collateralized Mortgage Obligations — continued

Series 2004-8, Class A2, 3.49%, 9/20/2034 (i)	1,325	1,316

Series 2004-10, Class A1A, 3.10%, 11/20/2034 (i)	396	392

Series 2004-11, Class A1, 3.08%, 12/20/2034 (i)	1,155	1,135

Series 2004-12, Class A3, 3.20%, 1/20/2035 (i)	1,015	950

Structured Asset Mortgage Investments II Trust

Series 2004-AR5, Class 1A1, 3.14%, 10/19/2034 (i)	1,205	1,188

Series 2005-AR5, Class A3, 2.73%, 7/19/2035 (i)	4,360	4,295

Structured Asset Securities Corp.

Series 2003-37A, Class 2A, 4.43%, 12/25/2033 (i)	1,311	1,316

Series 2004-4XS, Class 1A5, 5.23%, 2/25/2034 (f)	1,844	1,876

Series 2005-RF3, Class 1A, 2.84%, 6/25/2035 (c) (i)	681	612

Structured Asset Securities Corp. Mortgage Pass-Through Certificates Series 2003-34A, Class 3A3, 4.26%, 11/25/2033 (i)	362	363

Thornburg Mortgage Securities Trust

Series 2003-4, Class A1, 3.13%, 9/25/2043 (i)	2,781	2,761

Series 2004-4, Class 3A, 4.07%, 12/25/2044 (i)	2,337	2,344

Vendee Mortgage Trust

Series 1993-1, Class ZB, 7.25%, 2/15/2023	1,874	1,999

Series 1994-1, Class 1, 5.35%, 2/15/2024 (i)	597	621

Series 1994-1, Class 2ZB, 6.50%, 2/15/2024	1,528	1,615

Series 1996-1, Class 1Z, 6.75%, 2/15/2026	917	1,004

Series 1996-2, Class 1Z, 6.75%, 6/15/2026	424	463

Series 1997-1, Class 2Z, 7.50%, 2/15/2027	1,376	1,512

Series 1998-1, Class 2E, 7.00%, 3/15/2028	877	972

WaMu Mortgage Pass-Through Certificates

Series 2003-S4, Class 2A10, IF, 10.62%, 6/25/2033 (i)	190	216

Series 2004-RS2, Class A4, 5.00%, 11/25/2033	463	467

WaMu Mortgage Pass-Through Certificates Trust

Series 2004-CB2, Class 5A, 5.00%, 7/25/2019	13	13

Series 2004-CB2, Class 7A, 5.50%, 8/25/2019	22	22

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Series 2003-S1, Class A5, 5.50%, 4/25/2033	726	747

Series 2003-AR7, Class A7, 4.15%, 8/25/2033 (i)	642	660

Series 2003-AR9, Class 1A6, 4.34%, 9/25/2033 (i)	3,831	3,914

Series 2003-AR9, Class 2A, 4.38%, 9/25/2033 (i)	672	683

Series 2003-S9, Class P, PO, 10/25/2033 ‡	29	26

Series 2003-AR11, Class A6, 4.31%, 10/25/2033 (i)	2,227	2,247

Series 2003-S9, Class A8, 5.25%, 10/25/2033	2,819	2,848

Series 2004-AR3, Class A1, 3.97%, 6/25/2034 (i)	995	1,012

Series 2004-AR3, Class A2, 3.97%, 6/25/2034 (i)	1,279	1,300

Series 2004-S2, Class 2A4, 5.50%, 6/25/2034	2,808	2,924

Series 2004-S3, Class 1A5, 5.00%, 7/25/2034	380	381

Series 2006-AR10, Class 2P, 3.97%, 9/25/2036 ‡ (i)	97	84

Series 2006-AR8, Class 1A2, 3.90%, 8/25/2046 (i)	567	535

Washington Mutual Mortgage Pass-Through Certificates WMALT Trust

Series 2005-1, Class CP, PO, 3/25/2035 ‡	102	81

Series 2005-1, Class 1A1, 5.50%, 3/25/2035	828	820

Series 2005-2, Class 2A3, IF, IO, 2.51%, 4/25/2035 ‡ (i)	2,086	206

Series 2005-2, Class 1A4, IF, IO, 2.56%, 4/25/2035 ‡ (i)	6,387	588

Series 2005-4, Class CB7, 5.50%, 6/25/2035	2,322	2,217

Series 2005-4, Class CX, IO, 5.50%, 6/25/2035 ‡	2,279	432

Series 2005-6, Class 2A4, 5.50%, 8/25/2035	428	408

Series 2006-1, Class 3A2, 5.75%, 2/25/2036	166	155

Washington Mutual MSC Mortgage Pass-Through Certificates Trust Series 2003-MS7, Class P, PO, 3/25/2033 ‡	4	3

Wells Fargo Alternative Loan Trust

Series 2003-1, Class APO, PO, 9/25/2033 ‡	79	72

Series 2007-PA3, Class 1A2, 5.75%, 7/25/2037	188	173

SEE NOTES TO FINANCIAL STATEMENTS.

84	J.P. MORGAN INCOME FUNDS	FEBRUARY 28, 2019

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Collateralized Mortgage Obligations — continued

Wells Fargo Mortgage-Backed Securities Trust

Series 2003-K, Class 1A1, 4.68%, 11/25/2033 (i)	1,373	1,396

Series 2003-K, Class 1A2, 4.68%, 11/25/2033 (i)	53	54

Series 2003-L, Class 2A1, 4.78%, 11/25/2033 (i)	202	201

Series 2004-B, Class A1, 4.94%, 2/25/2034 (i)	451	455

Series 2004-4, Class A9, 5.50%, 5/25/2034	343	347

Series 2004-I, Class 1A1, 4.81%, 7/25/2034 (i)	2,031	2,080

Series 2004-S, Class A1, 4.61%, 9/25/2034 (i)	1,769	1,814

Series 2004-P, Class 2A1, 4.64%, 9/25/2034 (i)	4,604	4,732

Series 2004-V, Class 1A1, 4.64%, 10/25/2034 (i)	714	727

Series 2004-V, Class 1A2, 4.64%, 10/25/2034 (i)	916	947

Series 2004-EE, Class 2A1, 4.53%, 12/25/2034 (i)	881	900

Series 2004-EE, Class 2A2, 4.53%, 12/25/2034 (i)	599	618

Series 2004-EE, Class 3A1, 4.63%, 12/25/2034 (i)	1,234	1,280

Series 2004-EE, Class 3A2, 4.63%, 12/25/2034 (i)	403	418

Series 2005-AR3, Class 1A1, 4.55%, 3/25/2035 (i)	7,862	8,094

Series 2005-AR8, Class 2A1, 4.81%, 6/25/2035 (i)	913	941

Series 2005-14, Class 2APO, PO, 12/25/2035 ‡	76	68

Series 2005-14, Class 1A1, 5.50%, 12/25/2035	548	566

Series 2007-7, Class A7, 6.00%, 6/25/2037	186	186

Series 2007-11, Class A14, 6.00%, 8/25/2037	1,110	1,104

Total Collateralized Mortgage Obligations (Cost $2,557,846)		2,572,020

Commercial Mortgage-Backed Securities — 7.5%

20 Times Square Trust

Series 2018-20TS, Class D, 3.10%, 5/15/2035 ‡ (c) (i)	21,000	20,052

Series 2018-20TS, Class E, 3.10%, 5/15/2035 ‡ (c) (i)	13,399	12,560

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

BAMLL Commercial Mortgage Securities Trust

Series 2012-PARK, Class A, 2.96%, 12/10/2030 (c)	7,026	7,038

Series 2014-520M, Class C, 4.21%, 8/15/2046 ‡ (c) (i)	7,700	7,037

BAMLL Re-REMIC Trust

Series 2016-FR16, Class A, 0.94%, 5/27/2021 (c) (i)	27,564	25,852

Series 2014-FRR5, Class AK30, PO, 6/27/2045 (c)	3,200	2,584

Series 2016-FR13, Class A, 1.65%, 8/27/2045 (c) (i)	9,619	8,633

Series 2015-FR11, Class AK25, 2.67%, 9/27/2045 (c) (i)	7,484	7,055

Series 2014-FRR5, Class A714, PO, 1/27/2047 (c)	16,252	15,047

Banc of America Commercial Mortgage Trust Series 2006-5, Class XC, IO, 0.87%, 9/10/2047 ‡ (c) (i)	1,432	—	(j)

Banc of America Merrill Lynch Commercial Mortgage, Inc. Series 2005-5, Class XC, IO, 0.03%, 10/10/2045 ‡ (c) (i)	21,514	—	(j)

BB-UBS Trust

Series 2012-TFT, Class A, 2.89%, 6/5/2030 (c)	4,949	4,910

Series 2012-SHOW, Class A, 3.43%, 11/5/2036 (c)	46,923	46,928

Bear Stearns Commercial Mortgage Securities Trust

Series 2006-PW14, Class X1, IO, 0.34%, 12/11/2038 ‡ (c) (i)	5,573	16

Series 2007-T26, Class X1, IO, 0.01%, 1/12/2045 ‡ (c) (i)	105,909	51

BXMT Ltd. Series 2017-FL1, Class D, 5.19%, 6/15/2035 ‡ (c) (i)	20,740	20,714

CD Commercial Mortgage Trust Series 2007-CD4, Class XC, IO, 0.78%, 12/11/2049 ‡ (c) (i)	680	7

CD Mortgage Trust Series 2006-CD3, Class XS, IO, 0.61%, 10/15/2048 ‡ (c) (i)	24,241	222

COBALT CMBS Commercial Mortgage Trust Series 2006-C1, IO, 0.87%, 8/15/2048 ‡ (i)	5,812	94

Commercial Mortgage Trust

Series 2014-PAT, Class A, 3.30%, 8/13/2027 (c) (i)	7,748	7,745

Series 2013-300P, Class A1, 4.35%, 8/10/2030 (c)	4,484	4,720

Series 2014-TWC, Class A, 3.35%, 2/13/2032 (c) (i)	10,196	10,202

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2019	J.P. MORGAN INCOME FUNDS	85

JPMorgan Core Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2019 (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Commercial Mortgage-Backed Securities — continued

Series 2014-TWC, Class B, 4.10%, 2/13/2032 ‡ (c) (i)	2,850	2,857

Series 2018-HOME, Class A, 3.82%, 4/10/2033 (c) (i)	53,745	54,294

Series 2013-SFS, Class A2, 2.99%, 4/12/2035 (c) (i)	6,150	6,104

Series 2006-GG7, Class AM, 5.69%, 7/10/2038 (i)	734	736

Series 2012-CR2, Class XA, IO, 1.65%, 8/15/2045 ‡ (i)	24,127	1,114

Series 2014-CR19, Class A5, 3.80%, 8/10/2047	13,800	14,211

Series 2015-CR24, Class A5, 3.70%, 8/10/2048	9,250	9,429

Series 2015-CR25, Class A4, 3.76%, 8/10/2048	17,593	17,978

Credit Suisse Commercial Mortgage Trust Series 2007-C2, Class AX, IO, 0.05%, 1/15/2049 ‡ (c) (i)	17,185	—	(j)

CSAIL Commercial Mortgage Trust

Series 2017-CX10, Class UESA, 4.03%, 10/15/2032 (c)	29,490	29,833

Series 2017-CX10, Class UESC, 4.24%, 10/15/2032 ‡ (c) (i)	4,929	4,906

CSMC OA LLC

Series 2014-USA, Class A2, 3.95%, 9/15/2037 (c)	2,600	2,642

Series 2014-USA, Class D, 4.37%, 9/15/2037 ‡ (c)	16,830	15,914

DBUBS Mortgage Trust Series 2011-LC2A, Class XA, IO, 1.05%, 7/10/2044 ‡ (c) (i)	20,141	373

DBWF Mortgage Trust Series 2015-LCM, Class A2, 3.42%, 6/10/2034 (c) (i)	4,000	3,900

FHLMC Multifamily Structured Pass-Through Certificates

Series KJ02, Class A2, 2.60%, 9/25/2020	1,887	1,879

Series KJ09, Class A2, 2.84%, 9/25/2022	21,382	21,405

Series KS01, Class A2, 2.52%, 1/25/2023	14,000	13,802

Series KSMC, Class A2, 2.62%, 1/25/2023	41,500	41,101

Series K038, Class A2, 3.39%, 3/25/2024	20,914	21,365

Series K731, Class AM, 3.60%, 2/25/2025 (i)	32,000	32,763

Series KPLB, Class A, 2.77%, 5/25/2025	2,314	2,274

Series KJ17, Class A2, 2.98%, 11/25/2025	30,043	29,914

Series K052, Class A2, 3.15%, 11/25/2025	23,597	23,729

Series K061, Class AM, 3.44%, 11/25/2026 (i)	20,000	20,328

Series K065, Class A2, 3.24%, 4/25/2027	21,719	21,799

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Series K065, Class AM, 3.33%, 5/25/2027	11,657	11,720

Series K066, Class A2, 3.12%, 6/25/2027	8,171	8,132

Series K069, Class A2, 3.19%, 9/25/2027 (i)	48,115	48,048

Series K070, Class A2, 3.30%, 11/25/2027 (i)	17,323	17,420

Series K072, Class A2, 3.44%, 12/25/2027	14,689	14,925

Series K072, Class AM, 3.50%, 12/25/2027 (i)	19,000	19,307

Series K073, Class A2, 3.35%, 1/25/2028	33,492	33,763

Series W5FX, Class AFX, 3.34%, 4/25/2028 (i)	21,769	21,599

Series K077, Class A2, 3.85%, 5/25/2028 (i)	33,800	35,353

Series K082, Class A2, 3.92%, 9/25/2028 (i)	29,701	31,253

Series K082, Class AM, 3.92%, 9/25/2028 (i)	12,035	12,608

Series K087, Class A2, 3.77%, 12/25/2028	26,740	27,798

Series K081, Class A2, 3.90%, 9/25/2051 (i)	36,095	37,919

FNMA ACES

Series 2012-M11, Class FA, 3.00%, 8/25/2019 (i)	686	685

Series 2010-M1, Class A2, 4.45%, 9/25/2019	7,572	7,602

Series 2010-M3, Class A3, 4.33%, 3/25/2020 (i)	3,065	3,092

Series 2010-M7, Class A2, 3.66%, 11/25/2020	1,897	1,911

Series 2011-M1, Class A3, 3.76%, 6/25/2021	6,156	6,253

Series 2011-M8, Class A2, 2.92%, 8/25/2021	5,187	5,201

Series 2013-M9, Class A2, 2.39%, 1/25/2023 (i)	9,116	8,959

Series 2013-M13, Class A2, 2.63%, 4/25/2023 (i)	2,673	2,641

Series 2014-M2, Class A2, 3.51%, 12/25/2023 (i)	16,481	16,897

Series 2014-M3, Class A2, 3.46%, 1/25/2024 (i)	24,000	24,535

Series 2014-M9, Class A2, 3.10%, 7/25/2024 (i)	3,280	3,298

Series 2014-M13, Class A2, 3.02%, 8/25/2024 (i)	11,740	11,787

Series 2015-M1, Class A2, 2.53%, 9/25/2024	12,039	11,777

SEE NOTES TO FINANCIAL STATEMENTS.

86	J.P. MORGAN INCOME FUNDS	FEBRUARY 28, 2019

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Commercial Mortgage-Backed Securities — continued

Series 2015-M3, Class A2, 2.72%, 10/25/2024	30,000	29,611

Series 2015-M7, Class A2, 2.59%, 12/25/2024	7,298	7,151

Series 2015-M2, Class A3, 3.04%, 12/25/2024 (i)	11,528	11,585

Series 2015-M8, Class A2, 2.90%, 1/25/2025 (i)	10,000	9,948

Series 2016-M1, Class A2, 2.94%, 1/25/2026 (i)	64,822	64,231

Series 2016-M11, Class A2, 2.37%, 7/25/2026 (i)	96,850	91,830

Series 2017-M3, Class A2, 2.49%, 12/25/2026 (i)	57,625	54,928

Series 2015-M10, Class A2, 3.09%, 4/25/2027 (i)	57,555	57,003

Series 2017-M8, Class A2, 3.06%, 5/25/2027 (i)	33,600	33,170

Series 2017-M12, Class A2, 3.08%, 6/25/2027 (i)	44,413	44,007

Series 2017-M15, Class A2, 2.96%, 9/25/2027 (i)	10,000	9,836

Series 2018-M2, Class A2, 2.90%, 1/25/2028 (i)	22,000	21,447

Series 2018-M4, Class A2, 3.04%, 3/25/2028 (i)	25,707	25,297

Series 2018-M9, Class APT2, 3.12%, 4/25/2028 (i)	97,843	96,608

Series 2018-M8, Class A2, 3.33%, 6/25/2028 (i)	35,260	35,576

Series 2018-M10, Class A2, 3.38%, 7/25/2028 (i)	45,168	45,665

Series 2019-M1, Class A2, 3.55%, 9/25/2028 (i)	34,615	35,353

Series 2019-M2, Class A2, 3.63%, 11/25/2028 (i)	54,000	55,482

Series 2017-M5, Class A2, 3.18%, 4/25/2029 (i)	8,018	7,874

Series 2017-M11, Class A2, 2.98%, 8/25/2029	14,669	14,129

Series 2018-M3, Class A2, 3.09%, 2/25/2030 (i)	17,874	17,505

FNMA Grantor Trust Series 2017-T1, Class A, 2.90%, 6/25/2027	47,089	45,796

FREMF Mortgage Trust

Series 2017-K727, Class B, 3.74%, 7/25/2024 (c) (i)	27,500	27,500

Series 2015-K44, Class B, 3.68%, 1/25/2048 (c) (i)	2,500	2,450

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Series 2015-K45, Class B, 3.59%, 4/25/2048 (c) (i)	11,025	10,786

Series 2015-K47, Class B, 3.59%, 6/25/2048 (c) (i)	5,000	4,844

Series 2015-K51, Class B, 3.95%, 10/25/2048 (c) (i)	10,000	9,911

Series 2016-K56, Class B, 3.94%, 6/25/2049 (c) (i)	8,451	8,428

Series 2016-K722, Class B, 3.84%, 7/25/2049 (c) (i)	21,565	21,503

Series 2017-K67, Class B, 3.94%, 9/25/2049 (c) (i)	8,500	8,317

Series 2017-K729, Class B, 3.67%, 11/25/2049 (c) (i)	8,000	7,889

Series 2017-K63, Class B, 3.87%, 2/25/2050 (c) (i)	20,000	19,360

GS Mortgage Securities Corp. II Series 2013-KING, Class A, 2.71%, 12/10/2027 (c)	9,829	9,803

GS Mortgage Securities Corp. Trust Series 2012-SHOP, Class XA, IO, 1.30%, 6/5/2031 ‡ (c) (i)	67,725	7

GS Mortgage Securities Trust

Series 2006-GG8, Class X, IO, 0.87%, 11/10/2039 ‡ (c) (i)	13,787	100

Series 2011-GC5, Class D, 5.39%, 8/10/2044 ‡ (c) (i)	825	797

Independence Plaza Trust Series 2018-INDP, Class A, 3.76%, 7/10/2035 (c)	36,250	36,844

JP Morgan Chase Commercial Mortgage Securities Trust

Series 2005-CB11, Class X1, IO, 0.02%, 8/12/2037 ‡ (c) (i)	57,552	11

Series 2006-CB15, Class X1, IO, 0.37%, 6/12/2043 ‡ (i)	30,044	37

Series 2005-LDP5, Class X1, IO, 0.00%, 12/15/2044 ‡ (c) (i)	4,237	—	(j)

Series 2006-LDP9, Class A3SF, 2.64%, 5/15/2047 (i)	436	438

Series 2006-LDP9, Class AMS, 5.34%, 5/15/2047	3,587	3,309

Series 2007-LD12, Class X, IO, 0.00%, 2/15/2051 ‡ (i)	12,810	—	(j)

JPMCC Re-REMIC Trust

Series 2015-FRR2, Class AK36, 2.24%, 12/27/2046 (c) (i)	14,000	12,651

Series 2014-FRR1, Class BK10, 2.50%, 11/27/2049 ‡ (c) (i)	2,900	2,820

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2019	J.P. MORGAN INCOME FUNDS	87

JPMorgan Core Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2019 (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Commercial Mortgage-Backed Securities — continued

Ladder Capital Commercial Mortgage Trust Series 2013-GCP, Class A2, 3.99%, 2/15/2036 (c)	8,924	9,115

LB-UBS Commercial Mortgage Trust Series 2007-C2, Class XW, IO, 0.31%, 2/15/2040 ‡ (i)	3,570	1

ML-CFC Commercial Mortgage Trust Series 2006-4, Class XC, IO, 0.78%, 12/12/2049 ‡ (c) (i)	6,031	—	(j)

Morgan Stanley Bank of America Merrill Lynch Trust Series 2014-C14, Class A3, 3.67%, 2/15/2047	15,274	15,413

Morgan Stanley Capital I Trust

Series 2006-IQ12, Class X1, IO, 0.63%, 12/15/2043 ‡ (c) (i)	7,587	—	(j)

Series 2007-HQ11, Class X, IO, 0.33%, 2/12/2044 ‡ (c) (i)	3,748	1

Series 2007-IQ13, Class X, IO, 0.52%, 3/15/2044 ‡ (c) (i)	6,025	31

Series 2007-HQ13, Class X1, IO, 12/15/2044 ‡ (c) (i)	4,038	—	(j)

Series 2012-C4, Class A3, 2.99%, 3/15/2045	3,345	3,344

Series 2011-C3, Class A3, 4.05%, 7/15/2049	3,907	3,916

PFP Ltd. (Cayman Islands)

Series 2017-3, Class B, 4.24%, 1/14/2035 ‡ (c) (i)	3,462	3,460

Series 2017-3, Class C, 4.99%, 1/14/2035 ‡ (c) (i)	4,000	3,998

RBS Commercial Funding, Inc. Trust Series 2013-SMV, Class A, 3.26%, 3/11/2031 (c)	4,450	4,425

Series RR Trust Series 2014-1, Class B, PO, 5/25/2047 (c)	8,260	5,907

TPG Real Estate Finance Ltd. (Cayman Islands)

Series 2018-FL1, Class AS, 3.44%, 2/15/2035 (c) (i)	9,000	8,921

Series 2018-FL1, Class C, 4.39%, 2/15/2035 ‡ (c) (i)	13,000	12,927

UBS Commercial Mortgage Trust Series 2012-C1, Class XA, IO, 2.07%, 5/10/2045 (c) (i)	13,910	719

UBS-BAMLL Trust Series 2012-WRM, Class A, 3.66%, 6/10/2030 (c)	15,527	15,665

UBS-Barclays Commercial Mortgage Trust

Series 2013-C6, Class A4, 3.24%, 4/10/2046	2,357	2,368

Series 2012-C2, Class XA, IO, 1.32%, 5/10/2063 ‡ (c) (i)	46,754	1,740

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Series 2012-C2, Class A4, 3.53%, 5/10/2063	9,327	9,449

VNDO Mortgage Trust

Series 2013-PENN, Class A, 3.81%, 12/13/2029 (c)	30,750	31,124

Series 2012-6AVE, Class A, 3.00%, 11/15/2030 (c)	11,148	11,122

Wachovia Bank Commercial Mortgage Trust Series 2006-C24, Class XC, IO, 0.08%, 3/15/2045 ‡ (c) (i)	35,243	—	(j)

Wells Fargo Commercial Mortgage Trust

Series 2013-120B, Class A, 2.71%, 3/18/2028 (c) (i)	13,452	13,377

Series 2015-C30, Class A4, 3.66%, 9/15/2058	8,751	8,895

Wells Fargo Re-REMIC Trust Series 2013-FRR1, Class AK20, PO, 5/27/2045 (c)	8,000	6,900

WFRBS Commercial Mortgage Trust

Series 2011-C3, Class A4, 4.38%, 3/15/2044 (c)	9,206	9,420

Series 2013-C11, Class D, 4.27%, 3/15/2045 ‡ (c) (i)	2,500	2,412

Series 2012-C6, Class A4, 3.44%, 4/15/2045	9,327	9,421

Total Commercial Mortgage-Backed Securities (Cost $2,215,449)		2,216,508

U.S. Government Agency Securities — 2.1%

FHLB 5.50%, 7/15/2036	9,865	12,602

FNMA 1.86%, 10/9/2019 (a)	57,500	56,607

DN, 4.03%, 5/15/2030 (a)	8,071	5,572

Government Trust Certificate 2.63%, 4/1/2019 (a)	11,944	11,918

Resolution Funding Corp. STRIPS

1.71%, 10/15/2019 (a)	108,649	106,901

1.96%, 7/15/2020 (a)	225,211	217,279

2.00%, 10/15/2020 (a)	50,759	48,629

1.61%, 1/15/2021 (a)	47,400	45,112

DN, 3.02%, 1/15/2026 (a)	12,675	10,378

DN, 2.79%, 10/15/2027 (a)	11,275	8,660

DN, 2.97%, 1/15/2030 (a)	30,700	21,624

DN, 3.19%, 4/15/2030 (a)	18,250	12,750

Tennessee Valley Authority

5.88%, 4/1/2036	21,937	28,376

5.50%, 6/15/2038	493	626

4.63%, 9/15/2060	4,157	4,986

4.25%, 9/15/2065	2,604	2,926

SEE NOTES TO FINANCIAL STATEMENTS.

88	J.P. MORGAN INCOME FUNDS	FEBRUARY 28, 2019

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
U.S. Government Agency Securities — continued

Tennessee Valley Authority STRIPS 4.82%, 5/1/2019 (a)	10,762	10,713

DN, 3.91%, 11/1/2025 (a)	17,495	14,313

DN, 5.21%, 7/15/2028 (a)	3,119	2,286

DN, 3.52%, 12/15/2028 (a)	3,500	2,523

DN, 4.70%, 6/15/2035 (a)	2,242	1,250

Total U.S. Government Agency Securities (Cost $631,675)		626,031

Foreign Government Securities — 0.9%

Israel Government AID Bond (Israel)

Zero Coupon, 11/1/2019 (a)	3,000	2,946

Zero Coupon, 11/1/2023 (a)	3,587	3,148

Zero Coupon, 12/4/2023	7,240	8,150

Zero Coupon, 8/15/2024 (a)	3,305	2,824

Zero Coupon, 11/1/2024 (a)	5,000	4,242

Zero Coupon, 11/1/2024 (a)	68,521	58,202

Zero Coupon, 11/1/2024 (a)	21,968	18,626

Zero Coupon, 11/15/2024 (a)	2,517	2,135

Zero Coupon, 5/15/2025 (a)	14,763	12,303

Zero Coupon, 8/15/2025 (a)	23,876	19,701

Zero Coupon, 11/15/2025 (a)	4,000	3,270

Zero Coupon, 11/15/2025 (a)	14,275	11,669

Zero Coupon, 8/15/2026 (a)	17,300	13,741

Zero Coupon, 11/15/2026 (a)	2,242	1,767

Zero Coupon, 9/18/2033	6,771	8,518

Republic of Colombia (Colombia)

4.00%, 2/26/2024	6,987	7,057

4.50%, 1/28/2026 (b)	3,811	3,921

7.38%, 9/18/2037	1,400	1,765

5.63%, 2/26/2044	941	1,020

5.00%, 6/15/2045	3,979	4,003

5.20%, 5/15/2049	1,179	1,212

Republic of Panama (Panama) 4.50%, 4/16/2050	5,100	5,101

Republic of Peru (Peru) 5.63%, 11/18/2050 (b)	737	903

Republic of South Africa (South Africa) 5.88%, 9/16/2025 (b)	3,502	3,673

United Mexican States (Mexico)

3.60%, 1/30/2025 (b)	7,166	7,008

4.13%, 1/21/2026	5,155	5,147

3.75%, 1/11/2028	22,959	21,972

4.75%, 3/8/2044	3,906	3,697

5.55%, 1/21/2045	12,227	12,906

4.60%, 1/23/2046	2,862	2,650

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

4.35%, 1/15/2047	4,228	3,793

4.60%, 2/10/2048 (b)	1,928	1,790

5.75%, 10/12/2110 (b)	5,118	5,041

Total Foreign Government Securities (Cost $266,883)		263,901

Municipal Bonds — 0.3% (m)

California — 0.0% (d)

General Obligation — 0.0% (d)

State of California, Various Purpose GO, 7.30%, 10/1/2039	2,400	3,350

Transportation — 0.0% (d)

Los Angeles City Department of Airports, International Airport Series C, Rev., 6.58%, 5/15/2039	3,060	3,845

Total California		7,195

New York — 0.2%

Other Revenue — 0.0% (d)

New York State Dormitory Authority, State Personal Income Tax, General Purpose Series D, Rev., 5.60%, 3/15/2040	2,240	2,670

Transportation — 0.2%

Port Authority of New York and New Jersey, Consolidated

Series 164, Rev., 5.65%, 11/1/2040	10,965	13,406

Series 165, Rev., 5.65%, 11/1/2040	3,780	4,625

Series 174, Rev., 4.46%, 10/1/2062	17,925	18,879

		36,910

Total New York		39,580

Ohio — 0.1%

Education — 0.0% (d)

Ohio State University, General Receipts

Series A, Rev., 4.05%, 12/1/2056	3,478	3,304

Series A, Rev., 4.80%, 6/1/2111	9,576	10,051

Rev., 5.59%, 12/1/2114	1,000	1,112

		14,467

Utility — 0.1%

American Municipal Power, Inc., Meldahl Hydroelectric Project Series 2010B, Rev., 7.50%, 2/15/2050	11,725	16,763

Total Ohio		31,230

Total Municipal Bonds (Cost $68,240)		78,005

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2019	J.P. MORGAN INCOME FUNDS	89

JPMorgan Core Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2019 (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Supranational — 0.1%

African Development Bank (Supranational) 8.80%, 9/1/2019 (Cost $24,309)	23,640	24,331

	SHARES (000)
Short-Term Investments — 1.0%

Investment Companies — 1.0%

JPMorgan Prime Money Market Fund Class Institutional Shares, 2.52% (n) (o) (Cost $280,627)	280,595	280,679

Investment of Cash Collateral from Securities Loaned — 0.5%

JPMorgan Securities Lending Money Market Fund Class Agency SL Shares, 2.59% (n) (o)	101,004	101,014

JPMorgan U.S. Government Money Market Fund Class IM Shares, 2.37% (n) (o)	32,462	32,462

Total Investment of Cash Collateral from Securities Loaned (Cost $133,476)		133,476

Total Investments — 100.1% (Cost $29,647,905)		29,573,392
Liabilities in Excess of Other Assets — (0.1%)		(22,070)

NET ASSETS — 100.0%		29,551,322

Percentages indicated are based on net assets.

Abbreviations
ABS	Asset-backed securities
ACES	Alternative Credit Enhancement Securities
ARM	Adjustable Rate Mortgage. The interest rate shown is the rate in effect as of February 28, 2019.
CMBS	Commercial Mortgage-Backed Security
CSMC	Credit Suisse Mortgage Trust
DN	Discount Notes
FHA	Federal Housing Administration
FHLB	Federal Home Loan Bank
FHLMC	Federal Home Loan Mortgage Corp.
FNMA	Federal National Mortgage Association
GNMA	Government National Mortgage Association
GO	General Obligation
GS	Goldman Sachs
HB	High Coupon Bonds (a.k.a. “IOettes”) represent the right to receive interest payments on an underlying pool of mortgages with similar features as those associated with IO securities. Unlike IO’s the owner also has a right to receive a very small portion of principal. The high interest rates result from taking interest payments from other classes in the Real Estate Mortgage Investment Conduit trust and allocating them to the small principal of the HB class.
ICE	Intercontinental Exchange

IF	Inverse Floaters represent securities that pay interest at a rate that increases (decreases) with a decline (incline) in a specified index. The interest rate shown is the rate in effect as of February 28, 2019. The rate may be subject to a cap and floor.
IO	Interest Only represents the right to receive the monthly interest payments on an underlying pool of mortgage loans. The principal amount shown represents the par value on the underlying pool. The yields on these securities are subject to accelerated principal paydowns as a result of prepayment or refinancing of the underlying pool of mortgage instruments. As a result, interest income may be reduced considerably.
LIBOR	London Interbank Offered Rate
PO	Principal Only represents the right to receive the principal portion only on an underlying pool of mortgage loans. The market value of these securities is extremely volatile in response to changes in market interest rates. As prepayments on the underlying mortgages of these securities increase, the yield on these securities increases.
REMIC	Real Estate Mortgage Investment Conduit
Rev.	Revenue
STRIPS	Separate Trading of Registered Interest and Principal of Securities. The STRIPS Program lets investors hold and trade individual interest and principal components of eligible notes and bonds as separate securities.

SEE NOTES TO FINANCIAL STATEMENTS.

90	J.P. MORGAN INCOME FUNDS	FEBRUARY 28, 2019

USD	United States Dollar
VA	Veterans Administration

(a)	The rate shown is the effective yield as of February 28, 2019.
(b)	The security or a portion of this security is on loan at February 28, 2019. The total value of securities on loan at February 28, 2019 is approximately $129,336,000.
(c)	Securities exempt from registration under Rule 144A or section 4(a)(2), of the Securities Act of 1933, as amended.
(d)	Amount rounds to less than 0.1% of net assets.
(e)	Variable or floating rate security, linked to the referenced benchmark. The interest rate shown is the current rate as of February 28, 2019.
(f)	Step bond. Interest rate is a fixed rate for an initial period that either resets at a specific date or may reset in the future contingent upon a predetermined trigger. The interest rate shown is the current rate as of February 28, 2019.
(g)	Security is perpetual and thus, does not have a predetermined maturity date. The coupon rate for this security is fixed for a period of time and may be structured to adjust thereafter. The date shown, if applicable, reflects the next call date. The coupon rate shown is the rate in effect as of February 28, 2019.

(h)	Security is an interest bearing note with preferred security characteristics.
(i)	Variable or floating rate security, the interest rate of which adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. The interest rate shown is the current rate as of February 28, 2019.
(j)	Amount rounds to less than one thousand.
(k)	Defaulted security.
(l)	All or a portion of the security is a when-issued security, delayed delivery security, or forward commitment.
(m)	The date shown represents the earliest of the prerefunded date, next put date or final maturity date.
(n)	Investment in affiliate. Fund is registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc.
(o)	The rate shown is the current yield as of February 28, 2019.
‡	Value determined using significant unobservable inputs.

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2019	J.P. MORGAN INCOME FUNDS	91

JPMorgan Core Plus Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2019

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Bonds — 29.2%

Aerospace & Defense — 0.5%

Airbus Finance BV (France) 2.70%, 4/17/2023 (a)	589	578

Airbus SE (France)

3.15%, 4/10/2027 (a)	655	638

3.95%, 4/10/2047 (a)	150	147

Arconic, Inc.

5.40%, 4/15/2021	1,581	1,626

5.87%, 2/23/2022	4,080	4,259

5.13%, 10/1/2024 (b)	8,520	8,435

5.90%, 2/1/2027 (b)	1,350	1,343

6.75%, 1/15/2028 (b)	3,265	3,306

5.95%, 2/1/2037	1,432	1,371

BAE Systems Holdings, Inc. (United Kingdom) 6.38%, 6/1/2019 (a)	145	146

BWX Technologies, Inc. 5.38%, 7/15/2026 (a)	2,750	2,805

General Dynamics Corp.

3.00%, 5/11/2021	9,730	9,768

1.88%, 8/15/2023	308	294

3.50%, 5/15/2025	10,885	11,075

Lockheed Martin Corp.

4.07%, 12/15/2042	1,311	1,282

3.80%, 3/1/2045	600	562

Precision Castparts Corp. 3.25%, 6/15/2025	2,017	2,041

Rockwell Collins, Inc. 4.35%, 4/15/2047	4,986	4,703

TransDigm, Inc. 6.25%, 3/15/2026 (a)	4,733	4,851

United Technologies Corp.

3.95%, 8/16/2025	4,215	4,296

4.13%, 11/16/2028	9,500	9,649

4.50%, 6/1/2042	2,471	2,442

		75,617

Air Freight & Logistics — 0.1%

United Parcel Service of America, Inc. 8.38%, 4/1/2030 (c)	235	311

United Parcel Service, Inc. 2.80%, 11/15/2024	1,700	1,674

XPO Logistics, Inc.

6.13%, 9/1/2023 (a) (b)	5,426	5,413

6.75%, 8/15/2024 (a)	2,277	2,291

		9,689

Airlines — 0.1%

American Airlines Group, Inc. 5.50%, 10/1/2019 (a)	1,375	1,385

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Airlines — continued

Continental Airlines Pass-Through Trust Series 2012-2, Class A, 4.00%, 10/29/2024	4,704	4,718

United Continental Holdings, Inc.

4.25%, 10/1/2022 (b)	1,287	1,284

5.00%, 2/1/2024 (b)	6,124	6,155

		13,542

Auto Components — 0.3%

Allison Transmission, Inc.

5.00%, 10/1/2024 (a)	3,616	3,639

4.75%, 10/1/2027 (a)	610	584

American Axle & Manufacturing, Inc.

6.63%, 10/15/2022 (b)	1,980	2,027

6.25%, 4/1/2025 (b)	1,460	1,456

6.25%, 3/15/2026 (b)	1,714	1,675

Dana Financing Luxembourg SARL 5.75%, 4/15/2025 (a)	1,352	1,343

Goodyear Tire & Rubber Co. (The)

5.13%, 11/15/2023 (b)	2,512	2,506

5.00%, 5/31/2026 (b)	3,251	3,084

4.88%, 3/15/2027 (b)	1,504	1,384

Icahn Enterprises LP

6.25%, 2/1/2022	600	618

6.75%, 2/1/2024 (b)	5,627	5,887

6.38%, 12/15/2025 (b)	6,975	7,176

IHO Verwaltungs GmbH (Germany) 4.50% (cash), 9/15/2023 (a) (d)	3,697	3,578

Tenneco, Inc. 5.38%, 12/15/2024	2,085	1,921

		36,878

Automobiles — 0.1%

BMW US Capital LLC (Germany) 1.85%, 9/15/2021 (a)	1,750	1,698

Daimler Finance North America LLC (Germany)

2.70%, 8/3/2020 (a)	1,000	992

2.88%, 3/10/2021 (a)	1,500	1,485

3.35%, 5/4/2021 (a)	3,000	2,996

3.30%, 5/19/2025 (a)	500	483

8.50%, 1/18/2031	195	266

Fiat Chrysler Automobiles NV (United Kingdom)

4.50%, 4/15/2020 (b)	1,000	1,006

5.25%, 4/15/2023 (b)	3,398	3,453

General Motors Co. 7.70%, 4/15/2016‡(e)	2,500	—	(f)

SEE NOTES TO FINANCIAL STATEMENTS.

92	J.P. MORGAN INCOME FUNDS	FEBRUARY 28, 2019

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Bonds — continued

Automobiles — continued

Hyundai Capital America 3.45%, 3/12/2021 (a)	2,000	1,992

Jaguar Land Rover Automotive plc (United Kingdom) 4.50%, 10/1/2027 (a) (b)	3,607	2,804

Nissan Motor Acceptance Corp.

2.13%, 3/3/2020 (a)	538	532

3.15%, 3/15/2021 (a)	1,200	1,189

		18,896

Banks — 4.6%

ABN AMRO Bank NV (Netherlands)

2.65%, 1/19/2021 (a)	3,500	3,472

4.75%, 7/28/2025 (a)	15,301	15,587

ANZ New Zealand Int’l Ltd. (New Zealand)

2.60%, 9/23/2019 (a)	2,200	2,198

2.75%, 1/22/2021 (a)	2,200	2,181

2.88%, 1/25/2022 (a) (b)	1,200	1,187

3.45%, 7/17/2027 (a)	889	866

ASB Bank Ltd. (New Zealand) 3.75%, 6/14/2023 (a)	1,200	1,207

Australia & New Zealand Banking Group Ltd. (Australia) 2.25%, 12/19/2019 (a)	1,000	996

Banco Mercantil del Norte SA (Mexico) (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 5.04%), 6.87%, 7/6/2022 (a) (g) (h) (i)	534	526

Banco Nacional de Comercio Exterior SNC (Mexico) (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 3.00%), 3.80%, 8/11/2026 (a) (h)	200	194

Banco Santander SA (Spain)

3.13%, 2/23/2023 (b)	1,600	1,551

4.38%, 4/12/2028 (b)	5,800	5,706

Bank of America Corp. (ICE LIBOR USD 3 Month + 0.63%), 3.50%, 5/17/2022 (h)	2,425	2,443

2.50%, 10/21/2022	1,025	1,003

3.30%, 1/11/2023	86	86

(ICE LIBOR USD 3 Month + 1.16%), 3.12%, 1/20/2023 (h)	57	57

(ICE LIBOR USD 3 Month + 1.02%), 2.88%, 4/24/2023 (h)	1,805	1,783

(ICE LIBOR USD 3 Month + 0.79%), 3.00%, 12/20/2023 (h)	29,213	28,833

(ICE LIBOR USD 3 Month + 0.94%), 3.86%, 7/23/2024 (h)	5,000	5,081

Series X, (ICE LIBOR USD 3 Month + 3.71%), 6.25%, 9/5/2024 (g) (h) (i)	4,480	4,738

INVESTMENTS	PRINCIPAL AMOUNT ($000)		VALUE ($000)

Banks — continued

4.00%, 1/22/2025		7,677	7,689

Series L, 3.95%, 4/21/2025 (b)		1,326	1,325

(ICE LIBOR USD 3 Month + 1.09%), 3.09%, 10/1/2025 (h)		519	506

(ICE LIBOR USD 3 Month + 0.81%), 3.37%, 1/23/2026 (h)		6,000	5,901

(ICE LIBOR USD 3 Month + 0.77%), 3.50%, 2/5/2026 (h)		6,915	6,734

4.45%, 3/3/2026		1,294	1,318

4.25%, 10/22/2026		473	475

3.25%, 10/21/2027		12,200	11,674

(ICE LIBOR USD 3 Month + 1.51%), 3.71%, 4/24/2028 (h)		1,000	986

(ICE LIBOR USD 3 Month + 1.04%), 3.42%, 12/20/2028 (h)		467	451

(ICE LIBOR USD 3 Month + 1.07%), 3.97%, 3/5/2029 (h)		13,000	13,043

(ICE LIBOR USD 3 Month + 1.21%), 3.97%, 2/7/2030 (h)		9,125	9,156

6.98%, 3/7/2037		1,500	1,814

Bank of America NA (ICE LIBOR USD 3 Month + 0.65%), 3.34%, 1/25/2023 (h)		745	749

Bank of Montreal (Canada)

1.50%, 7/18/2019		653	650

2.10%, 12/12/2019		1,137	1,132

Series D, 3.10%, 4/13/2021		1,300	1,303

1.75%, 6/15/2021 (a) (b)		2,000	1,950

Series E, 3.30%, 2/5/2024		2,500	2,490

Bank of New Zealand (New Zealand) 3.50%, 2/20/2024 (a)		1,235	1,232

Bank of Nova Scotia (The) (Canada)

1.65%, 6/14/2019		1,000	998

1.85%, 4/14/2020		1,725	1,707

2.50%, 1/8/2021		2,700	2,679

3.13%, 4/20/2021		18,850	18,936

1.88%, 9/20/2021 (a)		500	487

2.45%, 9/19/2022		1,000	978

Banque Centrale de Tunisie International Bond (Tunisia) 6.75%, 10/31/2023 (a)	EUR	1,870	2,087

Barclays Bank plc (United Kingdom) 7.63%, 11/21/2022		8,433	9,097

Barclays plc (United Kingdom) (ICE LIBOR USD 3 Month + 1.36%), 4.34%, 5/16/2024 (h)		800	799

4.38%, 9/11/2024		1,150	1,129

5.20%, 5/12/2026 (b)		4,803	4,833

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2019	J.P. MORGAN INCOME FUNDS	93

JPMorgan Core Plus Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2019 (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Bonds — continued

Banks — continued

4.84%, 5/9/2028	2,687	2,592

BB&T Corp.

6.85%, 4/30/2019	150	151

5.25%, 11/1/2019	500	508

2.63%, 6/29/2020	1,500	1,494

2.05%, 5/10/2021	500	490

3.75%, 12/6/2023 (b)	1,600	1,639

2.85%, 10/26/2024	800	783

BNP Paribas SA (France)

3.80%, 1/10/2024 (a)	2,000	1,995

3.38%, 1/9/2025 (a)	980	948

BNZ International Funding Ltd. (New Zealand)

2.10%, 9/14/2021 (a)	1,000	969

2.90%, 2/21/2022 (a)	1,000	988

Caixa Economica Federal (Brazil) (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 5.55%), 7.25%, 7/23/2024 (h) (j)	1,350	1,375

Canadian Imperial Bank of Commerce (Canada)

2.25%, 7/21/2020 (a)	3,319	3,293

2.70%, 2/2/2021	1,000	997

3.50%, 9/13/2023 (b)	750	760

Capital One Bank USA NA 3.38%, 2/15/2023	1,400	1,380

CIT Group, Inc.

5.00%, 8/1/2023	2,694	2,792

4.75%, 2/16/2024	4,418	4,506

5.25%, 3/7/2025 (b)	1,774	1,854

6.13%, 3/9/2028 (b)	1,295	1,402

Citibank NA

3.05%, 5/1/2020	600	601

3.40%, 7/23/2021	15,480	15,608

3.65%, 1/23/2024 (b)	600	610

Citigroup, Inc.

Series O, (ICE LIBOR USD 3 Month + 4.06%), 5.87%, 3/27/2020 (g) (h) (i)	2,062	2,085

Series Q, (ICE LIBOR USD 3 Month + 4.10%), 5.95%, 8/15/2020 (b) (g) (h) (i)	1,545	1,564

2.90%, 12/8/2021	1,500	1,492

2.75%, 4/25/2022	2,000	1,975

(ICE LIBOR USD 3 Month + 4.07%), 5.95%, 1/30/2023 (g) (h) (i)	581	593

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Banks — continued

Series M, (ICE LIBOR USD 3 Month + 3.42%), 6.30%, 5/15/2024 (g) (h) (i)	813	827

Series P, (ICE LIBOR USD 3 Month + 3.91%), 5.95%, 5/15/2025 (g) (h) (i)	2,315	2,332

6.88%, 6/1/2025	645	740

7.00%, 12/1/2025	1,115	1,298

3.70%, 1/12/2026	970	968

4.30%, 11/20/2026	2,500	2,503

(ICE LIBOR USD 3 Month + 1.56%), 3.89%, 1/10/2028 (h)	2,000	1,992

6.63%, 1/15/2028	838	981

Citizens Bank NA 3.70%, 3/29/2023	2,090	2,115

Comerica, Inc. 4.00%, 2/1/2029	1,500	1,514

Commonwealth Bank of Australia (Australia)

2.50%, 9/18/2022 (a)	1,070	1,045

3.45%, 3/16/2023 (a) (b)	1,200	1,206

Cooperatieve Rabobank UA (Netherlands)

2.50%, 1/19/2021	2,000	1,982

2.75%, 1/10/2023 (b)	1,500	1,474

3.88%, 9/26/2023 (a)	840	853

4.63%, 12/1/2023	1,650	1,700

Credit Agricole SA (France)

2.38%, 7/1/2021 (a)	26,697	26,178

3.75%, 4/24/2023 (a)	1,200	1,196

4.38%, 3/17/2025 (a)	5,765	5,740

(USD Swap Semi 5 Year + 6.19%), 8.12%, 12/23/2025 (a) (b) (g) (h) (i)	6,591	7,351

Credit Suisse Group Funding Guernsey Ltd. (Switzerland) 2.75%, 3/26/2020	519	517

Danske Bank A/S (Denmark)

2.80%, 3/10/2021 (a)	1,675	1,645

2.00%, 9/8/2021 (a)	7,000	6,704

2.70%, 3/2/2022 (a)	619	597

(EUR Swap Annual 7 Year + 5.47%), 5.88%, 4/6/2022 (g) (h) (i) (j)	EUR 3,700	4,280

DNB Bank ASA (Norway) 2.13%, 10/2/2020 (a)	520	513

Fifth Third Bancorp

3.65%, 1/25/2024	755	763

3.95%, 3/14/2028	1,000	1,005

Fifth Third Bank

3.95%, 7/28/2025	500	514

3.85%, 3/15/2026	234	233

HSBC Bank plc (United Kingdom) 4.75%, 1/19/2021 (a)	1,045	1,077

SEE NOTES TO FINANCIAL STATEMENTS.

94	J.P. MORGAN INCOME FUNDS	FEBRUARY 28, 2019

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Bonds — continued

Banks — continued

HSBC Holdings plc (United Kingdom)

3.40%, 3/8/2021	15,869	15,952

5.10%, 4/5/2021	1,300	1,354

2.65%, 1/5/2022	3,840	3,780

4.00%, 3/30/2022	716	734

(ICE LIBOR USD 3 Month + 1.06%), 3.26%, 3/13/2023 (h)	11,285	11,197

3.60%, 5/25/2023	1,250	1,256

(ICE LIBOR USD 3 Month + 0.92%), 3.03%, 11/22/2023 (h)	1,725	1,694

4.25%, 3/14/2024	9,200	9,316

(USD ICE Swap Rate 5 Year + 4.37%), 6.37%, 3/30/2025 (g) (h) (i)	6,427	6,556

4.25%, 8/18/2025	1,333	1,342

4.30%, 3/8/2026	3,581	3,645

3.90%, 5/25/2026	506	503

(ICE LIBOR USD 3 Month + 1.55%), 4.04%, 3/13/2028 (h)	6,263	6,186

HSBC USA, Inc. 2.35%, 3/5/2020	1,100	1,094

Huntington Bancshares, Inc.

3.15%, 3/14/2021	846	845

2.30%, 1/14/2022	1,084	1,058

Huntington National Bank (The) 2.88%, 8/20/2020	1,155	1,152

Industrial & Commercial Bank of China Ltd. (China)

2.45%, 10/20/2021	400	389

2.96%, 11/8/2022	350	343

ING Groep NV (Netherlands)

3.15%, 3/29/2022	1,200	1,196

(USD Swap Semi 5 Year + 5.12%), 6.87%, 4/16/2022 (g) (h) (i) (j)	2,957	3,074

4.10%, 10/2/2023	1,320	1,338

KeyBank NA 3.18%, 5/22/2022	1,621	1,602

KeyCorp

2.90%, 9/15/2020	605	605

4.15%, 10/29/2025 (b)	260	269

Lloyds Bank plc (United Kingdom)

2.40%, 3/17/2020	2,000	1,986

6.50%, 9/14/2020 (a)	1,700	1,766

Lloyds Banking Group plc (United Kingdom) (ICE LIBOR USD 3 Month + 0.81%), 2.91%, 11/7/2023 (h)	2,650	2,566

4.38%, 3/22/2028	633	633

(ICE LIBOR USD 3 Month + 1.21%), 3.57%, 11/7/2028 (h)	8,805	8,292

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Banks — continued

M&T Bank Corp. 3.55%, 7/26/2023	2,000	2,029

Mitsubishi UFJ Financial Group, Inc. (Japan)

3.54%, 7/26/2021 (b)	1,600	1,610

3.00%, 2/22/2022	413	411

2.67%, 7/25/2022 (b)	2,150	2,105

3.76%, 7/26/2023	3,000	3,044

2.53%, 9/13/2023	423	407

3.74%, 3/7/2029	1,335	1,336

Mitsubishi UFJ Trust & Banking Corp. (Japan) 2.45%, 10/16/2019 (a)	2,300	2,294

Mizuho Financial Group, Inc. (Japan) (ICE LIBOR USD 3 Month + 1.00%),

3.92%, 9/11/2024 (h)	2,000	2,034

3.17%, 9/11/2027	2,000	1,935

MUFG Bank Ltd. (Japan)

2.30%, 3/5/2020 (a)	15,000	14,919

2.75%, 9/14/2020 (a) (b)	6,256	6,221

MUFG Union Bank NA 2.25%, 5/6/2019	1,500	1,499

National Australia Bank Ltd. (Australia)

2.63%, 7/23/2020 (b)	1,100	1,096

2.50%, 1/12/2021	4,000	3,959

3.70%, 11/4/2021	600	608

3.38%, 1/14/2026	3,248	3,190

2.50%, 7/12/2026	448	416

Nordea Bank AB (Finland)

4.88%, 1/27/2020 (a)	3,000	3,054

2.50%, 9/17/2020 (a)	3,000	2,979

4.88%, 5/13/2021 (a)	600	614

4.25%, 9/21/2022 (a)	886	897

3.75%, 8/30/2023 (a)	1,250	1,249

PNC Bank NA 2.15%, 4/29/2021	655	643

PNC Financial Services Group, Inc. (The) 4.38%, 8/11/2020	1,057	1,078

Regions Bank 2.75%, 4/1/2021	2,000	1,981

Royal Bank of Canada (Canada)

1.88%, 2/5/2020	2,960	2,935

2.15%, 3/6/2020	1,380	1,372

3.70%, 10/5/2023	1,480	1,506

4.65%, 1/27/2026 (b)	423	442

Royal Bank of Scotland Group plc (United Kingdom)

(USD Swap Semi 5 Year + 5.80%), 7.50%, 8/10/2020 (b) (g) (h) (i)	2,080	2,129

(USD Swap Semi 5 Year + 7.60%), 8.62%, 8/15/2021 (g) (h) (i)	955	1,024

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2019	J.P. MORGAN INCOME FUNDS	95

JPMorgan Core Plus Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2019 (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Bonds — continued

Banks — continued

3.88%, 9/12/2023	14,000	13,877

Russian Agricultural Bank OJSC (Russia) 8.50%, 10/16/2023 (j)	591	609

Santander UK plc (United Kingdom) 2.50%, 3/14/2019	1,697	1,697

Societe Generale SA (France) (USD Swap Semi 5 Year + 6.24%), 7.38%, 9/13/2021 (a) (g) (h) (i)	3,045	3,152

4.25%, 9/14/2023 (a)	500	504

5.00%, 1/17/2024 (a)	5,000	5,121

4.25%, 4/14/2025 (a) (b)	800	787

(USD ICE Swap Rate 5 Year + 5.87%), 8.00%, 9/29/2025 (a) (b) (g) (h) (i)	2,613	2,757

SpareBank 1 Boligkreditt A/S (Norway) 1.75%, 11/15/2019 (a)	1,545	1,534

Stadshypotek AB (Sweden) 1.88%, 10/2/2019 (a)	2,600	2,586

Standard Chartered plc (United Kingdom) (ICE LIBOR USD 3 Month + 1.15%), 4.25%, 1/20/2023 (a) (h)	800	806

(ICE LIBOR USD 3 Month + 1.08%), 3.89%, 3/15/2024 (a) (h)	1,200	1,188

Sumitomo Mitsui Banking Corp. (Japan) 2.45%, 1/16/2020	2,200	2,192

Sumitomo Mitsui Financial Group, Inc. (Japan)

2.85%, 1/11/2022	1,200	1,187

2.78%, 7/12/2022	3,550	3,493

2.78%, 10/18/2022	1,644	1,613

3.10%, 1/17/2023	3,099	3,072

3.75%, 7/19/2023	1,250	1,267

3.94%, 10/16/2023	1,200	1,230

4.44%, 4/2/2024 (a)	1,200	1,217

SunTrust Bank (ICE LIBOR USD 3 Month + 0.30%), 2.59%, 1/29/2021 (h)	1,240	1,235

(ICE LIBOR USD 3 Month + 0.59%), 3.50%, 8/2/2022 (h)	1,030	1,037

SunTrust Banks, Inc. 4.00%, 5/1/2025	1,857	1,914

Toronto-Dominion Bank (The) (Canada)

2.13%, 7/2/2019	712	711

2.25%, 11/5/2019	453	452

2.55%, 1/25/2021	2,000	1,986

3.50%, 7/19/2023	1,200	1,219

(USD Swap Semi 5 Year + 2.21%), 3.62%, 9/15/2031 (h)	372	359

UBS Group Funding Switzerland AG (Switzerland) (EUR Swap Annual 5 Year + 5.29%), 5.75%, 2/19/2022 (g) (h) (i) (j)	EUR11,400	14,157

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Banks — continued

(ICE LIBOR USD 3 Month + 0.95%), 2.86%, 8/15/2023 (a) (h)	1,303	1,274

United Overseas Bank Ltd. (Singapore) 3.20%, 4/23/2021 (a) (b)	3,100	3,110

US Bancorp

3.38%, 2/5/2024	1,900	1,918

7.50%, 6/1/2026	2,000	2,453

Series V, 2.38%, 7/22/2026	4,948	4,644

Series X, 3.15%, 4/27/2027	1,660	1,635

Wachovia Corp.

6.61%, 10/1/2025	1,650	1,891

7.57%, 8/1/2026 (c)	515	616

Wells Fargo & Co.

2.50%, 3/4/2021	1,607	1,591

2.63%, 7/22/2022 (b)	2,000	1,962

3.07%, 1/24/2023	3,813	3,788

3.75%, 1/24/2024	1,350	1,375

3.30%, 9/9/2024	7,565	7,525

3.00%, 2/19/2025	2,000	1,952

4.10%, 6/3/2026	403	406

3.00%, 10/23/2026	10,235	9,759

4.30%, 7/22/2027	173	176

(ICE LIBOR USD 3 Month + 1.31%), 3.58%, 5/22/2028 (b) (h)	4,475	4,416

5.38%, 11/2/2043	853	928

4.75%, 12/7/2046	6,372	6,433

Wells Fargo Bank NA

2.60%, 1/15/2021	5,000	4,965

(ICE LIBOR USD 3 Month + 0.49%), 3.33%, 7/23/2021 (h)	3,000	3,007

3.63%, 10/22/2021	5,000	5,062

Westpac Banking Corp. (Australia)

1.60%, 8/19/2019	356	354

4.88%, 11/19/2019	942	956

2.00%, 3/3/2020 (a)	1,281	1,270

2.50%, 6/28/2022	1,800	1,764

2.75%, 1/11/2023	2,500	2,453

2.85%, 5/13/2026	500	475

(USD ICE Swap Rate 5 Year + 2.24%), 4.32%, 11/23/2031 (h)	1,000	974

		646,120

Beverages — 0.5%

Anheuser-Busch Cos. LLC (Belgium) 4.90%, 2/1/2046 (a)	5,415	5,213

SEE NOTES TO FINANCIAL STATEMENTS.

96	J.P. MORGAN INCOME FUNDS	FEBRUARY 28, 2019

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Bonds — continued

Beverages — continued

Anheuser-Busch InBev Worldwide, Inc. (Belgium)

4.90%, 1/23/2031	7,460	7,810

4.38%, 4/15/2038	5,000	4,631

5.55%, 1/23/2049	8,905	9,353

Coca-Cola Co. (The) 2.25%, 9/1/2026	1,000	928

Diageo Investment Corp. (United Kingdom) 8.00%, 9/15/2022	365	423

Keurig Dr Pepper, Inc.

3.55%, 5/25/2021 (a)	30,000	30,167

2.55%, 9/15/2026 (b)	507	448

3.43%, 6/15/2027	225	210

PepsiCo, Inc.

3.10%, 7/17/2022	572	578

3.50%, 7/17/2025	1,845	1,887

2.38%, 10/6/2026	850	795

4.45%, 4/14/2046	730	778

		63,221

Biotechnology — 0.1%

AbbVie, Inc. 3.20%, 5/14/2026	600	566

Amgen, Inc.

3.63%, 5/15/2022	640	649

4.66%, 6/15/2051	1,000	956

Biogen, Inc. 2.90%, 9/15/2020	300	300

Gilead Sciences, Inc.

1.85%, 9/20/2019	500	498

3.25%, 9/1/2022	1,700	1,708

3.70%, 4/1/2024	4,547	4,628

3.50%, 2/1/2025	680	678

3.65%, 3/1/2026	1,546	1,537

4.60%, 9/1/2035	1,200	1,200

4.15%, 3/1/2047	4,850	4,444

		17,164

Building Products — 0.2%

CRH America Finance, Inc. (Ireland) 3.40%, 5/9/2027 (a)	200	186

Johnson Controls International plc

3.62%, 7/2/2024 (b) (c)	323	318

3.90%, 2/14/2026	453	446

5.70%, 3/1/2041	1,390	1,418

4.95%, 7/2/2064 (c)	904	798

Masonite International Corp. 5.75%, 9/15/2026 (a)	2,109	2,109

Owens Corning 4.30%, 7/15/2047	6,180	4,805

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Building Products — continued

Standard Industries, Inc.

5.38%, 11/15/2024 (a)	2,785	2,827

6.00%, 10/15/2025 (a) (b)	4,760	4,968

4.75%, 1/15/2028 (a)	3,335	3,118

Summit Materials LLC 5.13%, 6/1/2025 (a)	2,240	2,139

Votorantim Cimentos International SA (Brazil) 7.25%, 4/5/2041 (j)	737	807

		23,939

Capital Markets — 1.8%

Ameriprise Financial, Inc. 2.88%, 9/15/2026	508	483

Bank of New York Mellon Corp. (The)

2.20%, 3/4/2019	510	510

4.60%, 1/15/2020	530	538

2.60%, 8/17/2020	1,291	1,287

2.45%, 11/27/2020	940	934

2.60%, 2/7/2022	1,930	1,913

2.95%, 1/29/2023	2,500	2,489

(ICE LIBOR USD 3 Month + 0.63%), 2.66%, 5/16/2023 (h)	500	492

3.95%, 11/18/2025	996	1,034

3.25%, 5/16/2027	1,200	1,183

BlackRock, Inc.

Series 2, 5.00%, 12/10/2019	493	501

4.25%, 5/24/2021	485	500

3.50%, 3/18/2024	315	321

Blackstone Holdings Finance Co. LLC

5.88%, 3/15/2021 (a)	1,000	1,050

4.45%, 7/15/2045 (a)	159	147

Brookfield Finance, Inc. (Canada)

3.90%, 1/25/2028	1,265	1,188

4.85%, 3/29/2029	610	610

4.70%, 9/20/2047	645	589

Carlyle Promissory Note 4.79%, 7/15/2019 ‡	75	75

Charles Schwab Corp. (The)

3.23%, 9/1/2022	750	754

3.55%, 2/1/2024	1,240	1,260

CME Group, Inc. 3.00%, 9/15/2022	950	954

Credit Suisse AG (Switzerland)

3.00%, 10/29/2021	3,775	3,768

3.63%, 9/9/2024 (b)	15,535	15,527

Credit Suisse Group AG (Switzerland)

(USD Swap Semi 5 Year + 4.60%), 7.50%, 12/11/2023 (a) (g) (h) (i)	12,300	13,155

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2019	J.P. MORGAN INCOME FUNDS	97

JPMorgan Core Plus Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2019 (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Bonds — continued

Capital Markets — continued

4.28%, 1/9/2028 (a)	8,000	7,967

(ICE LIBOR USD 3 Month + 1.41%), 3.87%, 1/12/2029 (a) (b) (h)	831	799

Daiwa Securities Group, Inc. (Japan) 3.13%, 4/19/2022 (a)	1,098	1,084

Deutsche Bank AG (Germany) 4.25%, 10/14/2021 (b)	1,850	1,838

Goldman Sachs Group, Inc. (The)

Series L, (ICE LIBOR USD 3 Month + 3.88%), 5.70%, 5/10/2019 (g) (h) (i)	1,500	1,500

5.38%, 3/15/2020	1,104	1,130

Series M, (ICE LIBOR USD 3 Month + 3.92%), 5.38%, 5/10/2020 (g) (h) (i)	1,170	1,179

2.35%, 11/15/2021	2,909	2,849

3.00%, 4/26/2022	3,293	3,271

(ICE LIBOR USD 3 Month + 0.82%), 2.88%, 10/31/2022 (h)	1,000	985

Series P, (ICE LIBOR USD 3 Month + 2.87%), 5.00%, 11/10/2022 (g) (h) (i)	17,635	16,224

(ICE LIBOR USD 3 Month + 1.05%), 2.91%, 6/5/2023 (h)	11,142	10,932

(ICE LIBOR USD 3 Month + 0.99%), 2.90%, 7/24/2023 (h)	3,592	3,518

3.50%, 1/23/2025	2,566	2,520

3.75%, 5/22/2025	4,789	4,766

(ICE LIBOR USD 3 Month + 1.20%), 3.27%, 9/29/2025 (h)	1,612	1,563

4.25%, 10/21/2025	364	365

3.50%, 11/16/2026	15,000	14,433

3.85%, 1/26/2027 (b)	1,664	1,631

(ICE LIBOR USD 3 Month + 1.51%), 3.69%, 6/5/2028 (h)	977	946

(ICE LIBOR USD 3 Month + 1.16%), 3.81%, 4/23/2029 (h)	6,830	6,648

(ICE LIBOR USD 3 Month + 1.30%), 4.22%, 5/1/2029 (h)	5,740	5,751

(ICE LIBOR USD 3 Month + 1.37%), 4.02%, 10/31/2038 (h)	5,610	5,190

Invesco Finance plc

4.00%, 1/30/2024	1,162	1,177

3.75%, 1/15/2026	390	385

Jefferies Group LLC

6.45%, 6/8/2027	104	110

6.25%, 1/15/2036	950	938

Legg Mason, Inc. 5.63%, 1/15/2044	275	268

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Capital Markets — continued

Lehman Brothers Holdings, Inc.

3.60%, 3/13/2009 (e)	235	5

8.50%, 2/1/2016 (e)	295	6

0.00%, 5/17/2049 (e)	1,000	19

Macquarie Group Ltd. (Australia)

6.00%, 1/14/2020 (a)	3,000	3,074

6.25%, 1/14/2021 (a)	3,709	3,892

(ICE LIBOR USD 3 Month + 1.37%), 3.76%, 11/28/2028 (a) (h)	3,335	3,162

(ICE LIBOR USD 3 Month + 1.75%), 5.03%, 1/15/2030 (a) (h)	800	820

Morgan Stanley

2.65%, 1/27/2020	1,932	1,926

5.50%, 7/24/2020	113	117

5.75%, 1/25/2021	1,050	1,100

5.50%, 7/28/2021	3,779	3,977

2.75%, 5/19/2022	1,200	1,183

3.13%, 1/23/2023	2,500	2,480

4.10%, 5/22/2023	750	762

(ICE LIBOR USD 3 Month + 0.85%), 3.74%, 4/24/2024 (h)	310	313

Series F, 3.88%, 4/29/2024	1,692	1,715

3.70%, 10/23/2024	5,979	6,005

4.00%, 7/23/2025	2,677	2,719

5.00%, 11/24/2025	1,617	1,700

3.88%, 1/27/2026	4,268	4,282

3.13%, 7/27/2026	5,285	5,043

3.63%, 1/20/2027	3,282	3,218

(ICE LIBOR USD 3 Month + 1.34%), 3.59%, 7/22/2028 (h)	6,667	6,473

(ICE LIBOR USD 3 Month + 1.14%), 3.77%, 1/24/2029 (h)	11,433	11,253

MSCI, Inc.

5.25%, 11/15/2024 (a) (b)	965	989

5.75%, 8/15/2025 (a)	3,640	3,786

5.38%, 5/15/2027 (a)	1,227	1,267

Nomura Holdings, Inc. (Japan) 6.70%, 3/4/2020	193	200

Northern Trust Corp. (ICE LIBOR USD 3 Month + 1.13%), 3.38%, 5/8/2032 (h)	1,000	953

Nuveen LLC 4.00%, 11/1/2028 (a)	710	738

State Street Corp.

3.10%, 5/15/2023	459	457

3.70%, 11/20/2023	935	962

(ICE LIBOR USD 3 Month + 0.77%), 3.78%, 12/3/2024 (h)	650	666

SEE NOTES TO FINANCIAL STATEMENTS.

98	J.P. MORGAN INCOME FUNDS	FEBRUARY 28, 2019

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Bonds — continued

Capital Markets — continued

3.55%, 8/18/2025	1,364	1,395

2.65%, 5/19/2026	700	666

TD Ameritrade Holding Corp. 2.95%, 4/1/2022	953	952

UBS AG (Switzerland)

2.38%, 8/14/2019 (b)	11,200	11,184

2.45%, 12/1/2020 (a) (b)	17,354	17,168

		257,856

Chemicals — 0.4%

Air Liquide Finance SA (France)

1.75%, 9/27/2021 (a)	1,325	1,281

2.25%, 9/27/2023 (a)	14,795	14,140

Ashland LLC 4.75%, 8/15/2022 (c)	1,233	1,267

Axalta Coating Systems LLC 4.88%, 8/15/2024 (a)	1,391	1,381

Blue Cube Spinco LLC 10.00%, 10/15/2025	2,695	3,086

CF Industries, Inc. 4.95%, 6/1/2043	5,895	4,930

Chemours Co. (The)

6.63%, 5/15/2023 (b)	753	781

7.00%, 5/15/2025	3,955	4,123

Chevron Phillips Chemical Co. LLC 3.70%, 6/1/2028 (a)	2,200	2,188

CVR Partners LP 9.25%, 6/15/2023 (a)	2,267	2,391

Dow Chemical Co. (The) 3.00%, 11/15/2022	121	120

Ecolab, Inc.

2.25%, 1/12/2020	892	888

3.25%, 1/14/2023	1,027	1,032

Ingevity Corp. 4.50%, 2/1/2026 (a)	2,154	2,062

Koppers, Inc. 6.00%, 2/15/2025 (a)	1,905	1,667

Mosaic Co. (The)

5.45%, 11/15/2033	364	377

4.88%, 11/15/2041	429	395

Nutrien Ltd. (Canada) 4.13%, 3/15/2035	511	461

OCI NV (Netherlands) 6.63%, 4/15/2023 (a)	1,653	1,711

OCP SA (Morocco) 5.63%, 4/25/2024 (j)	3,200	3,348

PolyOne Corp. 5.25%, 3/15/2023 (b)	2,056	2,102

Praxair, Inc. 2.65%, 2/5/2025	685	661

Scotts Miracle-Gro Co. (The)

6.00%, 10/15/2023	1,729	1,781

5.25%, 12/15/2026	1,893	1,808

Trinseo Materials Operating SCA 5.38%, 9/1/2025 (a)	2,577	2,422

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Chemicals — continued

Union Carbide Corp. 7.75%, 10/1/2096	1,305	1,545

Valvoline, Inc. 4.38%, 8/15/2025	2,847	2,697

		60,645

Commercial Services & Supplies — 0.3%

ACCO Brands Corp. 5.25%, 12/15/2024 (a)	2,227	2,188

ADT Security Corp. (The)

4.13%, 6/15/2023 (b)	11,575	11,358

4.88%, 7/15/2032 (a)	3,400	2,864

Aramark Services, Inc.

5.13%, 1/15/2024	2,093	2,138

5.00%, 2/1/2028 (a) (b)	3,570	3,525

Brambles USA, Inc. (Australia) 5.35%, 4/1/2020 (a)	1,200	1,225

Brink’s Co. (The) 4.63%, 10/15/2027 (a)	3,670	3,496

Covanta Holding Corp. 5.88%, 3/1/2024 (b)	2,852	2,913

Garda World Security Corp. (Canada) 8.75%, 5/15/2025 (a)	1,325	1,269

ILFC E-Capital Trust I (USD Constant Maturity 30 Year + 1.55%), 4.55%, 12/21/2065 (a) (h)	5,334	4,065

Nielsen Co. Luxembourg SARL (The)

5.50%, 10/1/2021 (a)	790	797

5.00%, 2/1/2025 (a) (b)	1,480	1,461

Nielsen Finance LLC 5.00%, 4/15/2022 (a) (b)	1,552	1,548

Pitney Bowes, Inc.

4.95%, 4/1/2023 (c)	3,772	3,545

4.63%, 3/15/2024	96	88

Republic Services, Inc.

3.55%, 6/1/2022	348	353

4.75%, 5/15/2023	190	200

2.90%, 7/1/2026	245	233

		43,266

Communications Equipment — 0.2%

Avaya, Inc. 7.00%, 4/1/2019 ‡ (e)	9,495	1

Cisco Systems, Inc.

3.00%, 6/15/2022 (b)	3,751	3,781

5.90%, 2/15/2039	375	479

5.50%, 1/15/2040	500	613

CommScope Finance LLC

5.50%, 3/1/2024 (a)	1,547	1,574

6.00%, 3/1/2026 (a)	1,934	1,980

CommScope Technologies LLC

6.00%, 6/15/2025 (a)	3,335	3,144

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2019	J.P. MORGAN INCOME FUNDS	99

JPMorgan Core Plus Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2019 (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Bonds — continued

Communications Equipment — continued

5.00%, 3/15/2027 (a)	3,370	3,017

CommScope, Inc. 5.50%, 6/15/2024 (a)	3,050	2,928

Goodman Networks, Inc. 8.00%, 5/11/2022	614	301

Nokia OYJ (Finland)

5.38%, 5/15/2019	239	240

3.38%, 6/12/2022 (b)	1,260	1,234

4.38%, 6/12/2027 (b)	1,955	1,921

6.63%, 5/15/2039 (b)	2,046	2,148

Plantronics, Inc. 5.50%, 5/31/2023 (a)	2,369	2,360

		25,721

Construction & Engineering — 0.1%

AECOM 5.13%, 3/15/2027	3,641	3,454

Aeropuerto Internacional de Tocumen SA (Panama) 6.00%, 11/18/2048 (a)	2,820	2,991

MasTec, Inc. 4.88%, 3/15/2023 (b)	4,852	4,864

Tutor Perini Corp. 6.88%, 5/1/2025 (a) (b)	3,518	3,492

		14,801

Construction Materials — 0.1%

Cemex SAB de CV (Mexico)

5.70%, 1/11/2025 (a)	1,265	1,289

6.13%, 5/5/2025 (a)	1,515	1,536

7.75%, 4/16/2026 (a) (b)	6,993	7,600

CRH America, Inc. (Ireland) 5.13%, 5/18/2045 (a)	1,249	1,194

		11,619

Consumer Finance — 0.9%

AerCap Ireland Capital DAC (Ireland) 3.30%, 1/23/2023	390	378

Ally Financial, Inc.

5.13%, 9/30/2024	2,690	2,824

4.63%, 3/30/2025 (b)	8,277	8,430

8.00%, 11/1/2031	7,510	9,205

American Express Co.

3.70%, 11/5/2021	1,320	1,340

3.40%, 2/27/2023	3,000	3,020

3.63%, 12/5/2024	276	279

American Express Credit Corp.

2.13%, 3/18/2019	1,448	1,448

2.25%, 8/15/2019	1,001	999

2.38%, 5/26/2020	999	993

Series F, 2.60%, 9/14/2020	1,452	1,445

2.25%, 5/5/2021	250	246

2.70%, 3/3/2022	155	154

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Consumer Finance — continued

American Honda Finance Corp.

2.60%, 11/16/2022	1,000	981

3.45%, 7/14/2023 (b)	500	507

2.90%, 2/16/2024 (b)	500	493

2.30%, 9/9/2026	320	294

Capital One Financial Corp.

3.90%, 1/29/2024	1,185	1,191

3.75%, 4/24/2024	333	333

3.20%, 2/5/2025	200	192

4.20%, 10/29/2025	1,356	1,352

3.75%, 7/28/2026	840	798

Caterpillar Financial Services Corp.

2.10%, 6/9/2019 (b)	1,242	1,240

1.70%, 8/9/2021	8,725	8,478

1.93%, 10/1/2021	2,850	2,774

2.85%, 6/1/2022 (b)	581	579

2.55%, 11/29/2022	13,965	13,736

3.65%, 12/7/2023	1,220	1,253

Curo Group Holdings Corp. 8.25%, 9/1/2025 (a)	3,288	2,817

FirstCash, Inc. 5.38%, 6/1/2024 (a)	906	918

General Motors Financial Co., Inc.

3.70%, 5/9/2023	171	168

3.95%, 4/13/2024	1,000	972

3.50%, 11/7/2024	580	546

4.00%, 1/15/2025	420	404

4.30%, 7/13/2025	1,000	977

4.35%, 1/17/2027	6,665	6,324

ILFC E-Capital Trust II (US Treasury Yield Curve Rate T Note Constant Maturity 30 Year + 1.80%), 4.80%, 12/21/2065 (a) (h)	2,235	1,745

John Deere Capital Corp.

1.70%, 1/15/2020	290	287

2.05%, 3/10/2020	870	864

1.95%, 6/22/2020 (b)	1,500	1,483

Series 0014, 2.45%, 9/11/2020	610	607

2.70%, 1/6/2023	17,780	17,638

3.35%, 6/12/2024	1,559	1,582

2.65%, 6/24/2024 (b)	500	487

2.65%, 6/10/2026	1,000	959

PACCAR Financial Corp. 2.80%, 3/1/2021	455	454

Springleaf Finance Corp.

6.13%, 5/15/2022	3,306	3,430

6.13%, 3/15/2024	5,260	5,319

SEE NOTES TO FINANCIAL STATEMENTS.

100	J.P. MORGAN INCOME FUNDS	FEBRUARY 28, 2019

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Bonds — continued

Consumer Finance — continued

7.13%, 3/15/2026	14,104	14,280

Toyota Motor Credit Corp.

1.55%, 10/18/2019	400	397

2.95%, 4/13/2021	1,600	1,604

		129,224

Containers & Packaging — 0.2%

Ardagh Packaging Finance plc (Ireland)

4.25%, 9/15/2022 (a)	3,597	3,591

4.63%, 5/15/2023 (a)	3,068	3,091

6.00%, 2/15/2025 (a) (b)	1,000	987

Ball Corp.

5.00%, 3/15/2022	1,150	1,192

4.00%, 11/15/2023	800	802

5.25%, 7/1/2025	3,690	3,875

Berry Global, Inc. 4.50%, 2/15/2026 (a)	1,225	1,159

Cascades, Inc. (Canada)

5.50%, 7/15/2022 (a)	256	256

5.75%, 7/15/2023 (a)	368	361

Crown Americas LLC

4.75%, 2/1/2026 (b)	855	859

4.25%, 9/30/2026	1,750	1,684

Graphic Packaging International LLC 4.88%, 11/15/2022	815	829

Greif, Inc. 6.50%, 3/1/2027 (a)	2,110	2,150

OI European Group BV 4.00%, 3/15/2023 (a) (b)	643	629

Reynolds Group Issuer, Inc. 5.75%, 10/15/2020	2,917	2,923

Sealed Air Corp.

4.88%, 12/1/2022 (a)	1,000	1,019

5.25%, 4/1/2023 (a)	625	643

5.13%, 12/1/2024 (a)	2,365	2,432

5.50%, 9/15/2025 (a)	2,300	2,398

		30,880

Diversified Consumer Services — 0.1%

Graham Holdings Co. 5.75%, 6/1/2026 (a)	1,218	1,254

President & Fellows of Harvard College 3.30%, 7/15/2056	429	378

Service Corp. International

8.00%, 11/15/2021 (b)	2,300	2,490

5.38%, 5/15/2024	1,605	1,641

		5,763

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Diversified Financial Services — 0.6%

ACE Cash Express, Inc. 12.00%, 12/15/2022 (a)	2,844	2,705

AIG Global Funding 1.90%, 10/6/2021 (a)	900	867

Berkshire Hathaway, Inc. 3.00%, 2/11/2023	475	478

CK Hutchison International Ltd. (Hong Kong) 2.88%, 4/5/2022 (a)	800	786

CNG Holdings, Inc. 9.38%, 5/15/2020 (a) (b)	6,635	6,511

EDP Finance BV (Portugal) 3.63%, 7/15/2024 (a)	16,465	16,071

Federation des Caisses Desjardins du Quebec (Canada) 2.25%, 10/30/2020 (a)	2,000	1,976

GE Capital International Funding Co. Unlimited Co.

3.37%, 11/15/2025	5,480	5,269

4.42%, 11/15/2035	9,260	8,365

GTP Acquisition Partners I LLC 3.48%, 6/16/2025 (a)	2,400	2,386

Hutchison Whampoa International 12 II Ltd. (Hong Kong) 3.25%, 11/8/2022 (a) (b)	257	255

Mitsubishi UFJ Lease & Finance Co. Ltd. (Japan)

2.65%, 9/19/2022 (a)	200	195

3.96%, 9/19/2023 (a)	1,215	1,232

3.56%, 2/28/2024 (a)	1,900	1,899

National Rural Utilities Cooperative Finance Corp.

2.95%, 2/7/2024	350	347

3.40%, 2/7/2028	4,675	4,624

3.90%, 11/1/2028	800	820

3.70%, 3/15/2029 (b)	250	252

ORIX Corp. (Japan)

2.90%, 7/18/2022	906	894

4.05%, 1/16/2024	300	305

3.25%, 12/4/2024	2,850	2,780

Shell International Finance BV (Netherlands)

4.30%, 9/22/2019	2,500	2,523

2.13%, 5/11/2020	2,545	2,527

3.50%, 11/13/2023	3,280	3,351

3.25%, 5/11/2025	1,098	1,101

2.88%, 5/10/2026	246	239

4.13%, 5/11/2035	656	678

3.63%, 8/21/2042 (b)	2,600	2,441

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2019	J.P. MORGAN INCOME FUNDS	101

JPMorgan Core Plus Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2019 (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Bonds — continued

Diversified Financial Services — continued

Siemens Financieringsmaatschappij NV (Germany)

2.90%, 5/27/2022 (a)	756	750

2.00%, 9/15/2023 (a)	2,150	2,042

2.35%, 10/15/2026 (a)	14,900	13,725

		88,394

Diversified Telecommunication Services — 1.1%

AT&T, Inc.

3.95%, 1/15/2025	4,202	4,215

4.13%, 2/17/2026	828	829

4.30%, 2/15/2030	399	392

6.88%, 10/15/2031	2,025	2,307

4.50%, 5/15/2035	925	871

5.25%, 3/1/2037	2,000	2,019

4.90%, 8/15/2037	562	542

6.00%, 8/15/2040	580	623

5.35%, 9/1/2040	1,030	1,033

4.30%, 12/15/2042	611	535

4.80%, 6/15/2044	4,200	3,943

4.35%, 6/15/2045	466	407

CCO Holdings LLC

5.25%, 3/15/2021	576	578

5.13%, 5/1/2023 (a)	1,000	1,018

5.75%, 9/1/2023	1,527	1,556

5.88%, 4/1/2024 (a)	8,559	8,912

5.38%, 5/1/2025 (a) (b)	3,951	4,045

5.75%, 2/15/2026 (a)	5,330	5,523

5.50%, 5/1/2026 (a)	3,245	3,309

5.13%, 5/1/2027 (a)	4,211	4,132

5.88%, 5/1/2027 (a) (b)	212	218

5.00%, 2/1/2028 (a)	1,435	1,381

CenturyLink, Inc.

Series S, 6.45%, 6/15/2021	1,535	1,595

Series T, 5.80%, 3/15/2022 (b)	3,015	3,094

Series W, 6.75%, 12/1/2023 (b)	1,000	1,038

Cincinnati Bell, Inc.

7.00%, 7/15/2024 (a) (b)	1,938	1,754

8.00%, 10/15/2025 (a)	1,750	1,584

Deutsche Telekom International Finance BV (Germany) 3.60%, 1/19/2027 (a)	508	488

Embarq Corp. 8.00%, 6/1/2036	16,477	15,900

Frontier Communications Corp. 6.88%, 1/15/2025	15,200	8,208

Intelsat Jackson Holdings SA (Luxembourg) 5.50%, 8/1/2023	3,265	2,996

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Diversified Telecommunication Services — continued

Intelsat Luxembourg SA (Luxembourg)

7.75%, 6/1/2021 (b)	4,000	3,900

8.13%, 6/1/2023 (b)	1,800	1,503

Level 3 Financing, Inc.

5.63%, 2/1/2023	5,909	5,953

5.38%, 1/15/2024	3,837	3,861

5.38%, 5/1/2025	2,170	2,165

5.25%, 3/15/2026	5,112	5,016

Qwest Capital Funding, Inc. 7.75%, 2/15/2031	1,908	1,665

Sprint Capital Corp. 8.75%, 3/15/2032	3,840	4,162

Telecom Italia Capital SA (Italy)

6.38%, 11/15/2033	4,471	4,203

6.00%, 9/30/2034	5,378	4,840

7.72%, 6/4/2038 (b)	1,416	1,462

Telecom Italia SpA (Italy) 5.30%, 5/30/2024 (a)	645	630

Telefonica Emisiones SA (Spain) 4.10%, 3/8/2027	542	533

Verizon Communications, Inc.

3.38%, 2/15/2025	79	79

4.33%, 9/21/2028	2,156	2,231

4.02%, 12/3/2029 (a)	9,863	9,845

4.40%, 11/1/2034	558	559

5.25%, 3/16/2037	3,677	4,003

Virgin Media Finance plc (United Kingdom) 5.75%, 1/15/2025 (a)	550	547

Virgin Media Secured Finance plc (United Kingdom) 5.25%, 1/15/2026 (a)	1,952	1,958

Windstream Services LLC

9.00%, 6/30/2025 (a) (b)	10,594	6,303

8.63%, 10/31/2025 (a) (b)	1,895	1,767

		152,230

Electric Utilities — 1.1%

AEP Texas, Inc. Series E, 6.65%, 2/15/2033	750	933

Alabama Power Co.

6.13%, 5/15/2038	891	1,075

5.50%, 3/15/2041	1,250	1,402

Series A, 4.30%, 7/15/2048 (b)	350	353

Arizona Public Service Co.

2.20%, 1/15/2020	589	586

4.70%, 1/15/2044	150	152

4.25%, 3/1/2049	1,415	1,401

SEE NOTES TO FINANCIAL STATEMENTS.

102	J.P. MORGAN INCOME FUNDS	FEBRUARY 28, 2019

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Bonds — continued

Electric Utilities — continued

Atlantic City Electric Co. 4.00%, 10/15/2028	1,200	1,236

Baltimore Gas & Electric Co.

2.80%, 8/15/2022	1,016	996

4.25%, 9/15/2048	1,400	1,404

CenterPoint Energy Houston Electric LLC 3.95%, 3/1/2048	1,024	1,005

China Southern Power Grid International Finance BVI Co. Ltd. (China) 3.50%, 5/8/2027 (a)	720	700

Cleveland Electric Illuminating Co. (The) 5.50%, 8/15/2024	200	217

Commonwealth Edison Co. 4.00%, 3/1/2048	300	294

Connecticut Light & Power Co. (The) 4.00%, 4/1/2048	886	884

DTE Electric Co.

3.90%, 6/1/2021	340	346

3.95%, 6/15/2042	381	366

Duke Energy Carolinas LLC

6.05%, 4/15/2038	1,100	1,361

3.95%, 3/15/2048	1,000	976

Duke Energy Corp. 2.65%, 9/1/2026	361	336

Duke Energy Florida LLC

3.80%, 7/15/2028	600	614

5.90%, 3/1/2033	412	497

Duke Energy Indiana LLC 3.75%, 7/15/2020	280	283

Duke Energy Ohio, Inc. 4.30%, 2/1/2049 (b)	1,470	1,497

Duke Energy Progress LLC

2.80%, 5/15/2022	607	605

3.25%, 8/15/2025	200	200

6.30%, 4/1/2038	500	623

4.10%, 5/15/2042	305	303

3.70%, 10/15/2046	200	187

Enel Finance International NV (Italy)

2.88%, 5/25/2022 (a)	690	669

2.75%, 4/6/2023 (a) (b)	2,248	2,135

3.50%, 4/6/2028 (a)	10,000	8,946

Entergy Louisiana LLC

3.12%, 9/1/2027	750	724

3.05%, 6/1/2031	6,500	6,000

4.00%, 3/15/2033	10,435	10,590

Eskom Holdings SOC Ltd. (South Africa)

5.75%, 1/26/2021 (j)	1,300	1,293

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Electric Utilities — continued

6.75%, 8/6/2023 (j)	200	201

7.13%, 2/11/2025 (j)	300	302

Exelon Corp. 4.95%, 6/15/2035	123	126

Florida Power & Light Co.

5.40%, 9/1/2035	600	683

3.70%, 12/1/2047	1,000	952

3.95%, 3/1/2048	665	661

Hydro-Quebec (Canada)

9.40%, 2/1/2021	1,028	1,152

Series HY, 8.40%, 1/15/2022	842	963

Series HK, 9.38%, 4/15/2030	1,000	1,528

Indiana Michigan Power Co. 4.25%, 8/15/2048	550	546

Interstate Power & Light Co. 4.10%, 9/26/2028	800	815

ITC Holdings Corp. 3.65%, 6/15/2024	576	573

Jersey Central Power & Light Co. 6.15%, 6/1/2037	800	916

John Sevier Combined Cycle Generation LLC 4.63%, 1/15/2042	434	466

Kansas City Power & Light Co. 4.20%, 6/15/2047	735	709

Korea Southern Power Co. Ltd. (South Korea) 3.00%, 1/29/2021 (a)	200	199

Massachusetts Electric Co. 5.90%, 11/15/2039 (a) (b)	988	1,165

MidAmerican Energy Co.

3.50%, 10/15/2024	1,046	1,068

3.10%, 5/1/2027	657	642

3.65%, 8/1/2048	2,000	1,859

Minejesa Capital BV (Indonesia) 4.63%, 8/10/2030 (a)	1,465	1,375

Monongahela Power Co. 4.10%, 4/15/2024 (a)	8,000	8,262

Nevada Power Co.

7.13%, 3/15/2019	600	601

Series BB, 2.75%, 4/15/2020	8,315	8,320

Series CC, 3.70%, 5/1/2029	1,700	1,712

5.38%, 9/15/2040	626	692

New England Power Co. (United Kingdom) 3.80%, 12/5/2047 (a)	2,788	2,544

NextEra Energy Capital Holdings, Inc.

2.40%, 9/15/2019	398	397

3.55%, 5/1/2027	537	524

NextEra Energy Operating Partners LP

4.25%, 9/15/2024 (a)	979	962

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2019	J.P. MORGAN INCOME FUNDS	103

JPMorgan Core Plus Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2019 (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Bonds — continued

Electric Utilities — continued

4.50%, 9/15/2027 (a)	1,091	1,036

Niagara Mohawk Power Corp.

4.88%, 8/15/2019 (a)	300	303

4.28%, 12/15/2028 (a)	650	674

Northern States Power Co.

6.25%, 6/1/2036	765	959

6.20%, 7/1/2037	173	219

Oncor Electric Delivery Co. LLC 7.25%, 1/15/2033	550	735

PacifiCorp

2.95%, 2/1/2022	700	701

7.24%, 8/16/2023	250	283

5.75%, 4/1/2037	880	1,044

4.13%, 1/15/2049	1,655	1,633

PECO Energy Co. 2.38%, 9/15/2022	880	860

Pepco Holdings LLC 7.45%, 8/15/2032	1,000	1,258

Perusahaan Listrik Negara PT (Indonesia) 5.25%, 5/15/2047 (j)	500	475

Potomac Electric Power Co. 6.50%, 11/15/2037	360	452

PPL Electric Utilities Corp. 2.50%, 9/1/2022	929	907

Public Service Co. of Colorado 3.20%, 11/15/2020	198	199

Public Service Co. of New Hampshire 3.50%, 11/1/2023 (b)	202	206

Public Service Co. of Oklahoma

5.15%, 12/1/2019	88	90

Series G, 6.63%, 11/15/2037	1,100	1,362

Public Service Electric & Gas Co. Series I,

1.80%, 6/1/2019	155	155

2.25%, 9/15/2026	989	912

5.80%, 5/1/2037	850	1,019

5.38%, 11/1/2039	416	476

Southern California Edison Co.

1.85%, 2/1/2022	368	355

Series D, 3.40%, 6/1/2023 (b)	1,100	1,080

Series E, 3.70%, 8/1/2025	6,300	6,172

Series B, 3.65%, 3/1/2028	1,000	958

Series 06-E, 5.55%, 1/15/2037 (b)	450	481

Series 08-A, 5.95%, 2/1/2038	285	316

Series C, 4.13%, 3/1/2048 (b)	4,170	3,838

Southwestern Electric Power Co.

3.55%, 2/15/2022	250	251

Series M, 4.10%, 9/15/2028 (b)	400	405

Series J, 3.90%, 4/1/2045	842	762

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Electric Utilities — continued

Southwestern Public Service Co. Series 6, 4.40%, 11/15/2048	3,000	3,104

State Grid Overseas Investment Ltd. (China) 3.75%, 5/2/2023 (a)	2,000	2,020

Terraform Global Operating LLC 6.13%, 3/1/2026 (a)	1,674	1,611

Texas Competitive Electric Holdings Co. LLC 8.50%, 5/1/2020 ‡ (e)	6,233	18

Tucson Electric Power Co.

3.05%, 3/15/2025	600	583

4.85%, 12/1/2048	600	636

Union Electric Co.

2.95%, 6/15/2027	644	622

8.45%, 3/15/2039	120	178

4.00%, 4/1/2048	2,050	2,012

Virginia Electric & Power Co.

Series C, 2.75%, 3/15/2023	900	886

3.45%, 2/15/2024	490	495

Series A, 3.80%, 4/1/2028	5,700	5,769

6.35%, 11/30/2037	235	291

8.88%, 11/15/2038	670	1,022

4.60%, 12/1/2048 (b)	700	734

Vistra Operations Co. LLC 5.50%, 9/1/2026 (a) (b)	10,988	11,400

Wisconsin Electric Power Co. 4.30%, 10/15/2048 (b)	1,250	1,289

Wisconsin Power & Light Co. 3.05%, 10/15/2027	600	579

Xcel Energy, Inc. 3.30%, 6/1/2025	985	975

		156,904

Electrical Equipment — 0.1%

ABB Finance USA, Inc. (Switzerland)

2.80%, 4/3/2020	5,587	5,585

2.88%, 5/8/2022	303	302

4.38%, 5/8/2042	326	337

Eaton Corp. 2.75%, 11/2/2022	900	888

EnerSys 5.00%, 4/30/2023 (a)	3,197	3,181

Sensata Technologies BV

4.88%, 10/15/2023 (a) (b)	2,800	2,877

5.63%, 11/1/2024 (a)	1,533	1,610

5.00%, 10/1/2025 (a)	554	559

Vertiv Group Corp. 9.25%, 10/15/2024 (a) (b)	2,145	2,148

		17,487

SEE NOTES TO FINANCIAL STATEMENTS.

104	J.P. MORGAN INCOME FUNDS	FEBRUARY 28, 2019

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Bonds — continued

Electronic Equipment, Instruments & Components — 0.1%

Anixter, Inc. 5.50%, 3/1/2023	2,686	2,777

Arrow Electronics, Inc.

4.00%, 4/1/2025	653	632

3.88%, 1/12/2028	221	206

CDW LLC

5.00%, 9/1/2023	1,000	1,010

5.50%, 12/1/2024	500	521

5.00%, 9/1/2025	3,960	4,005

		9,151

Energy Equipment & Services — 0.3%

Baker Hughes a GE Co. LLC

5.13%, 9/15/2040	903	915

4.08%, 12/15/2047	4,230	3,737

Bristow Group, Inc. 6.25%, 10/15/2022	722	217

Halliburton Co.

8.75%, 2/15/2021	700	774

3.80%, 11/15/2025	700	703

7.45%, 9/15/2039	250	328

7.60%, 8/15/2096 (a)	275	350

KCA Deutag UK Finance plc (United Kingdom) 7.25%, 5/15/2021 (a) (b)	3,898	3,099

Nabors Industries, Inc.

5.50%, 1/15/2023 (b)	4,378	4,104

5.10%, 9/15/2023	193	171

5.75%, 2/1/2025 (b)	1,042	920

Precision Drilling Corp. (Canada)

5.25%, 11/15/2024	403	367

7.13%, 1/15/2026 (a)	1,051	1,032

Schlumberger Holdings Corp.

3.75%, 5/1/2024 (a)	505	507

4.00%, 12/21/2025 (a)	8,880	8,955

Schlumberger Investment SA

3.30%, 9/14/2021 (a)	219	219

2.40%, 8/1/2022 (a)	640	626

Telford Offshore Ltd. (United Arab Emirates) Series B, 14.00%(Blend (cash 1.00% + PIK 13.00%)), 2/12/2024 (d)	667	323

Transocean Pontus Ltd. 6.13%, 8/1/2025 (a)	1,154	1,165

Transocean Poseidon Ltd. 6.88%, 2/1/2027 (a) (b)	452	464

Transocean Proteus Ltd. 6.25%, 12/1/2024 (a) (b)	2,910	2,969

Transocean, Inc. 6.80%, 3/15/2038	2,816	2,126

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Energy Equipment & Services — continued

Unit Corp. 6.63%, 5/15/2021	2,972	2,913

Weatherford International LLC 9.88%, 3/1/2025 (b)	1,180	841

Weatherford International Ltd.

4.50%, 4/15/2022	1,910	1,313

8.25%, 6/15/2023 (b)	1,310	934

6.75%, 9/15/2040	1,465	879

5.95%, 4/15/2042	996	590

		41,541

Entertainment — 0.3%

21st Century Fox America, Inc.

8.88%, 4/26/2023	147	177

7.75%, 1/20/2024	800	947

6.55%, 3/15/2033	500	640

Carmike Cinemas, Inc. 6.00%, 6/15/2023 (a)	2,079	2,121

Cinemark USA, Inc.

5.13%, 12/15/2022	410	416

4.88%, 6/1/2023	2,759	2,762

NBCUniversal Media LLC

5.15%, 4/30/2020	1,626	1,668

5.95%, 4/1/2041	810	956

Netflix, Inc.

5.50%, 2/15/2022	1,500	1,571

5.75%, 3/1/2024	3,797	4,031

5.88%, 2/15/2025 (b)	1,332	1,412

4.38%, 11/15/2026 (b)	2,750	2,638

4.88%, 4/15/2028	1,200	1,169

Viacom, Inc.

(ICE LIBOR USD 3 Month + 3.90%), 5.87%, 2/28/2057 (h)	6,823	6,737

(ICE LIBOR USD 3 Month + 3.90%), 6.25%, 2/28/2057 (b) (h)	3,204	3,186

Walt Disney Co. (The) 1.85%, 7/30/2026	2,189	1,993

Warner Media LLC 5.38%, 10/15/2041	182	185

WMG Acquisition Corp.

5.63%, 4/15/2022 (a)	602	609

4.88%, 11/1/2024 (a)	2,718	2,697

5.50%, 4/15/2026 (a) (b)	2,556	2,572

		38,487

Equity Real Estate Investment Trusts (REITs) — 0.8%

American Tower Corp. 4.00%, 6/1/2025	500	505

American Tower Trust #1 3.07%, 3/15/2023 (a)	3,135	3,110

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2019	J.P. MORGAN INCOME FUNDS	105

JPMorgan Core Plus Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2019 (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Bonds — continued

Equity Real Estate Investment Trusts (REITs) — continued

AvalonBay Communities, Inc.

3.50%, 11/15/2025	323	322

2.90%, 10/15/2026	385	366

3.20%, 1/15/2028	900	866

4.15%, 7/1/2047	400	392

Boston Properties LP

5.63%, 11/15/2020	800	829

3.80%, 2/1/2024	1,302	1,312

CyrusOne LP

5.00%, 3/15/2024	3,604	3,667

5.38%, 3/15/2027	1,232	1,254

Duke Realty LP 3.25%, 6/30/2026	180	173

EPR Properties 4.50%, 6/1/2027 (b)	849	839

Equinix, Inc.

5.38%, 1/1/2022 (b)	208	214

5.75%, 1/1/2025 (b)	5,445	5,670

5.88%, 1/15/2026	6,262	6,559

Equity Commonwealth 5.88%, 9/15/2020	1,865	1,906

ERP Operating LP

2.85%, 11/1/2026	735	701

3.50%, 3/1/2028	8,813	8,720

4.15%, 12/1/2028	800	831

ESH Hospitality, Inc. 5.25%, 5/1/2025 (a)	3,060	3,045

Goodman US Finance Three LLC (Australia) 3.70%, 3/15/2028 (a)	599	569

HCP, Inc. 3.88%, 8/15/2024	1,064	1,067

Iron Mountain, Inc.

5.75%, 8/15/2024 (b)	5,890	5,905

4.88%, 9/15/2027 (a)	2,370	2,242

5.25%, 3/15/2028 (a)	1,935	1,853

MGM Growth Properties Operating Partnership LP

5.63%, 5/1/2024	5,554	5,679

5.75%, 2/1/2027 (a)	1,061	1,086

National Retail Properties, Inc. 3.60%, 12/15/2026	948	923

Office Properties Income Trust 3.75%, 8/15/2019	3,700	3,706

Prologis LP 3.75%, 11/1/2025	1,236	1,266

Realty Income Corp.

3.88%, 7/15/2024	2,018	2,046

3.88%, 4/15/2025	840	852

4.65%, 3/15/2047	601	627

Scentre Group Trust 1 (Australia)

2.38%, 11/5/2019 (a)	4,395	4,372

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Equity Real Estate Investment Trusts (REITs) — continued

3.50%, 2/12/2025 (a)	1,420	1,396

Senior Housing Properties Trust

3.25%, 5/1/2019	1,000	999

6.75%, 4/15/2020	1,200	1,218

Simon Property Group LP

4.38%, 3/1/2021	492	504

2.50%, 7/15/2021	2,328	2,302

2.75%, 6/1/2023	26,900	26,399

3.30%, 1/15/2026	1,600	1,574

6.75%, 2/1/2040 (b)	415	543

Ventas Realty LP

3.75%, 5/1/2024	588	590

3.50%, 2/1/2025	448	442

4.13%, 1/15/2026	304	305

3.85%, 4/1/2027	618	605

		110,351

Food & Staples Retailing — 0.2%

Albertsons Cos. LLC 6.63%, 6/15/2024	2,880	2,880

Kroger Co. (The)

Series B, 7.70%, 6/1/2029	900	1,075

7.50%, 4/1/2031	1,162	1,416

New Albertsons LP 8.00%, 5/1/2031	1,980	1,777

Sysco Corp.

2.50%, 7/15/2021	575	567

2.60%, 6/12/2022 (b)	1,517	1,481

Walgreens Boots Alliance, Inc. 3.80%, 11/18/2024	424	426

Walmart, Inc.

2.55%, 4/11/2023	300	297

3.55%, 6/26/2025	250	257

3.70%, 6/26/2028	20,060	20,629

3.63%, 12/15/2047	1,500	1,405

		32,210

Food Products — 0.3%

Archer-Daniels-Midland Co. 2.50%, 8/11/2026 (b)	1,650	1,554

Bunge Ltd. Finance Corp. 3.50%, 11/24/2020 (b)	305	304

Cargill, Inc.

3.30%, 3/1/2022 (a)	800	800

3.25%, 3/1/2023 (a)	230	230

4.76%, 11/23/2045 (a)	470	507

Conagra Brands, Inc. 3.80%, 10/22/2021	2,000	2,017

General Mills, Inc. 3.20%, 4/16/2021 (b)	1,200	1,203

SEE NOTES TO FINANCIAL STATEMENTS.

106	J.P. MORGAN INCOME FUNDS	FEBRUARY 28, 2019

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Bonds — continued

Food Products — continued

JBS USA LUX SA

7.25%, 6/1/2021 (a)	7,058	7,111

5.88%, 7/15/2024 (a)	3,093	3,180

5.75%, 6/15/2025 (a)	3,788	3,828

6.75%, 2/15/2028 (a)	3,263	3,375

Kraft Heinz Foods Co.

5.00%, 7/15/2035	601	573

6.88%, 1/26/2039	262	289

Lamb Weston Holdings, Inc.

4.63%, 11/1/2024 (a)	1,274	1,280

4.88%, 11/1/2026 (a) (b)	1,279	1,281

Mead Johnson Nutrition Co. (United Kingdom) 4.13%, 11/15/2025 (b)	497	518

Pilgrim’s Pride Corp.

5.75%, 3/15/2025 (a)	3,671	3,671

5.88%, 9/30/2027 (a)	1,266	1,244

Tyson Foods, Inc. 3.95%, 8/15/2024	700	705

Unilever Capital Corp. (United Kingdom) 3.38%, 3/22/2025	1,100	1,105

		34,775

Gas Utilities — 0.2%

AmeriGas Partners LP

5.63%, 5/20/2024	2,982	3,012

5.50%, 5/20/2025	1,201	1,189

5.88%, 8/20/2026	1,475	1,478

5.75%, 5/20/2027 (b)	586	574

Atmos Energy Corp.

5.50%, 6/15/2041	860	1,002

4.15%, 1/15/2043	582	576

4.30%, 10/1/2048 (b)	1,250	1,277

Boston Gas Co. 4.49%, 2/15/2042 (a)	369	369

Brooklyn Union Gas Co. (The)

3.87%, 3/4/2029 (a)	7,800	7,789

4.27%, 3/15/2048 (a)	1,000	978

CenterPoint Energy Resources Corp. 3.55%, 4/1/2023	975	980

Dominion Energy Gas Holdings LLC 2.80%, 11/15/2020	470	468

KeySpan Gas East Corp. 2.74%, 8/15/2026 (a)	793	743

ONE Gas, Inc. 4.50%, 11/1/2048	809	853

Southern California Gas Co.

Series TT, 2.60%, 6/15/2026	1,100	1,024

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Gas Utilities — continued

Series VV, 4.30%, 1/15/2049	660	673

Southern Natural Gas Co. LLC

8.00%, 3/1/2032	350	450

4.80%, 3/15/2047 (a)	204	200

		23,635

Health Care Equipment & Supplies — 0.3%

Becton Dickinson and Co. 6.00%, 5/15/2039	400	435

Boston Scientific Corp.

4.00%, 3/1/2029	4,740	4,741

4.70%, 3/1/2049	11,630	11,673

Covidien International Finance SA 4.20%, 6/15/2020	1,600	1,630

Hologic, Inc.

4.38%, 10/15/2025 (a) (b)	2,444	2,401

4.63%, 2/1/2028 (a)	1,143	1,106

Medtronic, Inc.

3.63%, 3/15/2024	10,000	10,257

3.50%, 3/15/2025	5,500	5,587

4.38%, 3/15/2035	2,001	2,107

4.63%, 3/15/2045	217	238

Teleflex, Inc.

5.25%, 6/15/2024	1,755	1,792

4.88%, 6/1/2026 (b)	1,114	1,129

4.63%, 11/15/2027	1,294	1,285

		44,381

Health Care Providers & Services — 1.0%

Aetna, Inc.

2.80%, 6/15/2023	546	532

4.50%, 5/15/2042	224	206

Anthem, Inc.

3.13%, 5/15/2022	577	576

3.30%, 1/15/2023	1,505	1,507

Ascension Health 3.95%, 11/15/2046	687	673

Centene Corp.

5.63%, 2/15/2021	1,845	1,870

4.75%, 5/15/2022	3,399	3,463

6.13%, 2/15/2024	4,527	4,736

5.38%, 6/1/2026 (a)	6,390	6,630

Community Health Systems, Inc.

6.25%, 3/31/2023	4,012	3,861

8.63%, 1/15/2024 (a)	937	963

8.13%, 6/30/2024 (a) (b)	4,639	3,862

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2019	J.P. MORGAN INCOME FUNDS	107

JPMorgan Core Plus Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2019 (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Bonds — continued

Health Care Providers & Services — continued

8.00%, 3/15/2026 (a)	2,525	2,492

CVS Health Corp.

2.80%, 7/20/2020	2,460	2,447

3.70%, 3/9/2023	19,115	19,233

4.00%, 12/5/2023	1,659	1,686

4.10%, 3/25/2025	1,582	1,604

4.30%, 3/25/2028	362	362

4.78%, 3/25/2038	9,045	8,799

5.05%, 3/25/2048	299	296

Envision Healthcare Corp. 8.75%, 10/15/2026 (a) (b)	1,817	1,640

Express Scripts Holding Co.

3.50%, 6/15/2024	1,250	1,237

4.50%, 2/25/2026	1,000	1,023

HCA, Inc.

5.88%, 5/1/2023	7,924	8,380

5.38%, 2/1/2025	3,078	3,192

5.38%, 9/1/2026 (b)	11,440	11,747

5.63%, 9/1/2028	473	489

5.88%, 2/1/2029	6,362	6,672

Kaiser Foundation Hospitals 3.50%, 4/1/2022	400	405

Magellan Health, Inc. 4.40%, 9/22/2024	1,250	1,183

Memorial Sloan-Kettering Cancer Center

4.13%, 7/1/2052	225	224

Series 2015, 4.20%, 7/1/2055	785	789

Mount Sinai Hospitals Group, Inc. Series 2017, 3.98%, 7/1/2048	666	623

Providence St Joseph Health Obligated Group Series H, 2.75%, 10/1/2026	363	338

Tenet Healthcare Corp.

4.75%, 6/1/2020	210	212

6.00%, 10/1/2020	1,017	1,049

4.50%, 4/1/2021	4,963	5,025

4.38%, 10/1/2021	5,713	5,785

4.63%, 7/15/2024	5,072	5,040

5.13%, 5/1/2025 (b)	1,100	1,090

Texas Health Resources 4.33%, 11/15/2055	1,075	1,089

UnitedHealth Group, Inc.

3.38%, 11/15/2021	806	815

2.88%, 12/15/2021	1,500	1,500

2.75%, 2/15/2023	125	124

3.50%, 2/15/2024 (b)	1,380	1,399

3.75%, 7/15/2025 (b)	10,000	10,267

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Health Care Providers & Services — continued

4.63%, 7/15/2035	98	107

3.95%, 10/15/2042	615	596

WellCare Health Plans, Inc. 5.25%, 4/1/2025	5,525	5,641

		143,479

Health Care Technology — 0.0% (k)

IQVIA, Inc.

4.88%, 5/15/2023 (a)	865	878

5.00%, 10/15/2026 (a)	2,575	2,620

		3,498

Hotels, Restaurants & Leisure — 0.6%

1011778 BC ULC (Canada) 4.25%, 5/15/2024 (a) (b)	2,374	2,312

Boyd Gaming Corp. 6.00%, 8/15/2026	3,172	3,253

Boyne USA, Inc. 7.25%, 5/1/2025 (a)	2,277	2,436

CCM Merger, Inc. 6.00%, 3/15/2022 (a)	3,646	3,723

Cedar Fair LP 5.38%, 4/15/2027	703	704

Chukchansi Economic Development Authority 9.75%, 5/30/2020 (a) (e)	548	301

Downstream Development Authority of the Quapaw Tribe of Oklahoma 10.50%, 2/15/2023 (a)	4,015	4,085

Eldorado Resorts, Inc.

7.00%, 8/1/2023	1,500	1,571

6.00%, 4/1/2025	1,118	1,136

6.00%, 9/15/2026 (a)	558	568

Enterprise Development Authority (The) 12.00%, 7/15/2024 (a)	5,151	5,190

Hilton Domestic Operating Co., Inc.

4.25%, 9/1/2024	1,800	1,773

5.13%, 5/1/2026 (a)	115	116

Hilton Grand Vacations Borrower LLC 6.13%, 12/1/2024	2,997	3,087

Hilton Worldwide Finance LLC 4.63%, 4/1/2025	1,136	1,130

International Game Technology plc

6.25%, 2/15/2022 (a)	4,226	4,416

6.50%, 2/15/2025 (a) (b)	4,802	5,108

Jack Ohio Finance LLC 6.75%, 11/15/2021 (a)	3,419	3,522

Marriott Ownership Resorts, Inc. 6.50%, 9/15/2026 (a)	3,631	3,749

McDonald’s Corp. 2.75%, 12/9/2020	3,600	3,594

MGM Resorts International

6.00%, 3/15/2023	3,306	3,459

SEE NOTES TO FINANCIAL STATEMENTS.

108	J.P. MORGAN INCOME FUNDS	FEBRUARY 28, 2019

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Bonds — continued

Hotels, Restaurants & Leisure — continued

5.75%, 6/15/2025	2,233	2,278

NCL Corp. Ltd. 4.75%, 12/15/2021 (a)	2,374	2,415

Sabre GLBL, Inc.

5.38%, 4/15/2023 (a)	2,998	3,058

5.25%, 11/15/2023 (a)	1,050	1,071

Scientific Games International, Inc. 5.00%, 10/15/2025 (a)	6,692	6,483

Six Flags Entertainment Corp. 4.88%, 7/31/2024 (a)	3,336	3,286

Speedway Motorsports, Inc. 5.13%, 2/1/2023	420	420

Starbucks Corp. 3.10%, 3/1/2023	1,010	1,007

VOC Escrow Ltd. 5.00%, 2/15/2028 (a)	1,890	1,838

Wyndham Destinations, Inc.

5.40%, 4/1/2024 (c)	4,240	4,261

6.35%, 10/1/2025 (c)	399	414

5.75%, 4/1/2027 (b) (c)	923	916

		82,680

Household Durables — 0.1%

Lennar Corp.

4.50%, 4/30/2024	667	662

5.88%, 11/15/2024	1,793	1,883

4.75%, 5/30/2025	2,305	2,311

5.25%, 6/1/2026	3,550	3,563

M/I Homes, Inc. 6.75%, 1/15/2021	1,030	1,046

PulteGroup, Inc.

5.50%, 3/1/2026	1,665	1,677

5.00%, 1/15/2027	435	417

Tempur Sealy International, Inc.

5.63%, 10/15/2023 (b)	2,000	2,020

5.50%, 6/15/2026 (b)	851	849

Toll Brothers Finance Corp.

5.88%, 2/15/2022	524	550

4.38%, 4/15/2023	420	421

5.63%, 1/15/2024	130	135

4.88%, 11/15/2025 (b)	860	857

4.88%, 3/15/2027	830	814

		17,205

Household Products — 0.2%

Colgate-Palmolive Co. 2.25%, 11/15/2022	1,000	982

Kimberly-Clark Corp. 2.40%, 6/1/2023	600	584

Procter & Gamble — ESOP Series A, 9.36%, 1/1/2021	228	242

INVESTMENTS	PRINCIPAL AMOUNT ($000)		VALUE ($000)

Household Products — continued

Procter & Gamble Co. (The) 2.45%, 11/3/2026		2,255	2,148

Reckitt Benckiser Treasury Services plc (United Kingdom) 2.75%, 6/26/2024 (a)		19,530	18,899

Spectrum Brands, Inc.

6.13%, 12/15/2024		1,409	1,388

5.75%, 7/15/2025		2,874	2,813

			27,056

Independent Power and Renewable Electricity Producers — 0.3%

AES Corp.

4.50%, 3/15/2023		1,220	1,229

5.50%, 4/15/2025		3,340	3,444

6.00%, 5/15/2026		3,044	3,204

Calpine Corp. 5.25%, 6/1/2026 (a)		5,500	5,383

Cemig Geracao e Transmissao SA (Brazil) 9.25%, 12/5/2024 (a)		1,100	1,221

Clearway Energy Operating LLC

5.38%, 8/15/2024		555	544

5.00%, 9/15/2026		4,842	4,515

Cometa Energia SA de CV (Mexico) 6.38%, 4/24/2035 (a)		2,606	2,482

Exelon Generation Co. LLC 6.25%, 10/1/2039		200	212

NRG Energy, Inc.

7.25%, 5/15/2026		4,171	4,520

6.63%, 1/15/2027 (b)		4,812	5,125

5.75%, 1/15/2028		826	848

Talen Energy Supply LLC 6.50%, 6/1/2025		3,614	3,220

			35,947

Industrial Conglomerates — 0.0% (k)

General Electric Co. Series 15BR, 2.22%, 11/20/2020	JPY	100,000	906

Insurance — 0.8%

Aflac, Inc. 4.75%, 1/15/2049		1,900	2,007

AIA Group Ltd. (Hong Kong)

3.20%, 3/11/2025 (a)		505	491

3.90%, 4/6/2028 (a)		2,495	2,490

Allstate Corp. (The) 3.15%, 6/15/2023 (b)		651	652

American Financial Group, Inc. 3.50%, 8/15/2026		1,600	1,515

American International Group, Inc.

2.30%, 7/16/2019		1,500	1,497

3.88%, 1/15/2035		2,041	1,808

4.70%, 7/10/2035		1,200	1,157

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2019	J.P. MORGAN INCOME FUNDS	109

JPMorgan Core Plus Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2019 (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Bonds — continued

Insurance — continued

Aon Corp. 6.25%, 9/30/2040	240	287

Athene Global Funding

2.75%, 4/20/2020 (a)	1,407	1,399

4.00%, 1/25/2022 (a)	883	896

3.00%, 7/1/2022 (a)	1,482	1,460

Berkshire Hathaway Finance Corp.

5.75%, 1/15/2040	500	604

4.25%, 1/15/2049	910	923

Chubb INA Holdings, Inc.

2.88%, 11/3/2022	2,067	2,071

3.15%, 3/15/2025	1,000	991

Cincinnati Financial Corp. 6.13%, 11/1/2034	1,100	1,296

CNA Financial Corp. 3.95%, 5/15/2024	373	373

CNO Financial Group, Inc. 5.25%, 5/30/2025	4,225	4,331

Fidelity & Guaranty Life Holdings, Inc. 5.50%, 5/1/2025 (a)	2,829	2,783

Great-West Lifeco Finance 2018 LP (Canada) 4.58%, 5/17/2048 (a)	406	415

Great-West Lifeco Finance Delaware LP (Canada) 4.15%, 6/3/2047 (a)	1,844	1,766

Guardian Life Global Funding

2.50%, 5/8/2022 (a)	900	878

3.40%, 4/25/2023 (a)	16,285	16,340

Guardian Life Insurance Co. of America (The) 4.85%, 1/24/2077 (a)	271	272

Harborwalk Funding Trust (ICE LIBOR USD 3 Month + 3.19%), 5.08%, 2/15/2069 (a) (h)	1,200	1,200

Jackson National Life Global Funding

2.20%, 1/30/2020 (a)	400	398

3.30%, 2/1/2022 (a)	700	703

2.50%, 6/27/2022 (a)	4,000	3,895

3.25%, 1/30/2024 (a)	575	570

3.88%, 6/11/2025 (a)	12,637	12,863

John Hancock Life Insurance Co. 7.38%, 2/15/2024 (a)	2,550	2,933

Liberty Mutual Group, Inc.

7.00%, 3/15/2034 (a)	100	122

7.80%, 3/15/2037 (a)	920	1,049

6.50%, 5/1/2042 (a)	375	448

Lincoln National Corp. 3.35%, 3/9/2025	1,100	1,078

Manulife Financial Corp. (Canada) 4.15%, 3/4/2026	2,684	2,763

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Insurance — continued

Marsh & McLennan Cos., Inc.

2.35%, 3/6/2020	1,271	1,265

2.75%, 1/30/2022	433	428

Massachusetts Mutual Life Insurance Co. 5.38%, 12/1/2041 (a)	152	168

MassMutual Global Funding II

2.50%, 10/17/2022 (a)	2,085	2,040

2.75%, 6/22/2024 (a)	2,000	1,950

2.95%, 1/11/2025 (a)	1,200	1,174

MetLife, Inc.

3.00%, 3/1/2025	535	524

6.50%, 12/15/2032	700	886

4.13%, 8/13/2042	869	838

Metropolitan Life Global Funding I

2.30%, 4/10/2019 (a)	400	400

1.55%, 9/13/2019 (a)	924	918

1.95%, 9/15/2021 (a)	4,398	4,271

3.88%, 4/11/2022 (a)	649	662

3.00%, 1/10/2023 (a)	1,820	1,810

3.60%, 1/11/2024 (a)	1,250	1,266

Metropolitan Life Insurance Co. 7.80%, 11/1/2025 (a)	1,650	2,016

New York Life Global Funding

2.15%, 6/18/2019 (a)	2,039	2,036

1.95%, 2/11/2020 (a)	968	961

1.70%, 9/14/2021 (a)	1,600	1,549

3.00%, 1/10/2028 (a)	2,831	2,734

New York Life Insurance Co. 6.75%, 11/15/2039 (a)	303	402

OneBeacon US Holdings, Inc. 4.60%, 11/9/2022	800	808

Pacific Life Insurance Co. (ICE LIBOR USD 3 Month + 2.80%), 4.30%, 10/24/2067 (a) (h)	397	354

Pricoa Global Funding I 2.20%, 6/3/2021 (a)	1,337	1,309

Principal Life Global Funding II 3.00%, 4/18/2026 (a)	586	568

Progressive Corp. (The) Series B, (ICE LIBOR USD 3 Month + 2.54%), 5.38%, 3/15/2023 (g) (h) (i)	600	595

Protective Life Corp. 4.30%, 9/30/2028 (a)	700	698

Prudential Financial, Inc.

5.38%, 6/21/2020	205	212

3.91%, 12/7/2047	2,259	2,080

SEE NOTES TO FINANCIAL STATEMENTS.

110	J.P. MORGAN INCOME FUNDS	FEBRUARY 28, 2019

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Bonds — continued

Insurance — continued

Prudential Insurance Co. of America (The) 8.30%, 7/1/2025 (a)	150	185

Reliance Standard Life Global Funding II 3.85%, 9/19/2023 (a)	1,420	1,419

Teachers Insurance & Annuity Association of America

4.90%, 9/15/2044 (a)	500	535

4.27%, 5/15/2047 (a) (b)	800	788

Torchmark Corp. 4.55%, 9/15/2028	600	616

Travelers Property Casualty Corp. 7.75%, 4/15/2026	700	885

		116,074

Interactive Media & Services — 0.0% (k)

Rackspace Hosting, Inc. 8.63%, 11/15/2024 (a) (b)	850	744

Internet & Direct Marketing Retail — 0.1%

Amazon.com, Inc.

3.30%, 12/5/2021 (b)	500	508

2.80%, 8/22/2024	612	607

3.15%, 8/22/2027	2,000	1,971

4.80%, 12/5/2034	1,523	1,699

4.25%, 8/22/2057	900	912

Booking Holdings, Inc. 2.75%, 3/15/2023	357	349

		6,046

IT Services — 0.2%

Alliance Data Systems Corp. 5.38%, 8/1/2022 (a)	6,769	6,870

Banff Merger Sub, Inc. 9.75%, 9/1/2026 (a)	1,874	1,815

Booz Allen Hamilton, Inc. 5.13%, 5/1/2025 (a)	1,061	1,064

DXC Technology Co. 4.25%, 4/15/2024	517	517

Gartner, Inc. 5.13%, 4/1/2025 (a)	1,753	1,766

IBM Credit LLC

2.65%, 2/5/2021	1,000	995

3.00%, 2/6/2023 (b)	2,000	1,988

VeriSign, Inc.

5.25%, 4/1/2025	120	125

4.75%, 7/15/2027	1,156	1,141

Visa, Inc.

2.80%, 12/14/2022	1,350	1,350

4.15%, 12/14/2035	760	797

Western Union Co. (The)

3.60%, 3/15/2022	1,200	1,211

6.20%, 6/21/2040	300	285

		19,924

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Leisure Products — 0.0% (k)

Mattel, Inc.

3.15%, 3/15/2023	1,100	971

6.75%, 12/31/2025 (a)	1,045	1,029

		2,000

Machinery — 0.1%

ATS Automation Tooling Systems, Inc. (Canada) 6.50%, 6/15/2023 (a)	2,053	2,121

Briggs & Stratton Corp. 6.88%, 12/15/2020	3,087	3,168

Caterpillar, Inc.

2.60%, 6/26/2022	198	195

3.80%, 8/15/2042 (b)	680	652

Colfax Corp. 6.00%, 2/15/2024 (a)	5,295	5,480

Illinois Tool Works, Inc.

4.88%, 9/15/2041	105	118

3.90%, 9/1/2042	1,999	2,008

Ingersoll-Rand Co. 7.20%, 6/1/2025	105	116

Parker-Hannifin Corp.

3.30%, 11/21/2024	438	435

6.25%, 5/15/2038	440	543

Stevens Holding Co., Inc. 6.13%, 10/1/2026 (a)	1,015	1,035

Tennant Co. 5.63%, 5/1/2025	3,671	3,648

		19,519

Media — 1.5%

Altice Luxembourg SA (Luxembourg) 7.63%, 2/15/2025 (a)	3,975	3,511

AMC Networks, Inc.

5.00%, 4/1/2024	2,596	2,576

4.75%, 8/1/2025	1,693	1,646

Charter Communications Operating LLC 4.91%, 7/23/2025	14,431	14,949

Clear Channel Worldwide Holdings, Inc.

Series B, 6.50%, 11/15/2022	3,223	3,296

9.25%, 2/15/2024 (a)	1,648	1,728

Comcast Corp.

3.45%, 10/1/2021	10,845	10,971

3.60%, 3/1/2024	240	244

3.38%, 2/15/2025	9,000	8,998

3.38%, 8/15/2025	15,381	15,346

3.95%, 10/15/2025	712	734

3.15%, 3/1/2026	758	743

3.15%, 2/15/2028	3,500	3,367

3.55%, 5/1/2028	1,772	1,753

4.15%, 10/15/2028	9,600	9,888

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2019	J.P. MORGAN INCOME FUNDS	111

JPMorgan Core Plus Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2019 (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Bonds — continued

Media — continued

4.20%, 8/15/2034	4,389	4,420

6.50%, 11/15/2035	435	533

3.90%, 3/1/2038	7,489	7,083

4.60%, 10/15/2038	865	889

4.60%, 8/15/2045	2,405	2,428

3.40%, 7/15/2046	5,000	4,209

3.97%, 11/1/2047	111	103

4.70%, 10/15/2048	5,140	5,351

4.00%, 11/1/2049	135	125

4.95%, 10/15/2058	4,090	4,340

CSC Holdings LLC

5.38%, 7/15/2023 (a) (b)	4,725	4,856

5.25%, 6/1/2024	4,373	4,372

6.63%, 10/15/2025 (a)	4,895	5,164

10.88%, 10/15/2025 (a)	3,471	4,026

5.50%, 5/15/2026 (a)	5,177	5,255

5.50%, 4/15/2027 (a) (b)	3,352	3,369

5.38%, 2/1/2028 (a)	795	781

6.50%, 2/1/2029 (a)	289	302

DISH DBS Corp.

5.13%, 5/1/2020	1,500	1,518

6.75%, 6/1/2021	1,569	1,604

5.88%, 7/15/2022	5,187	4,954

5.00%, 3/15/2023 (b)	3,372	2,980

5.88%, 11/15/2024	3,954	3,330

7.75%, 7/1/2026 (b)	8,542	7,389

Gray Television, Inc. 5.13%, 10/15/2024 (a)	1,200	1,196

iHeartCommunications, Inc. 9.00%, 12/15/2019 (e)	10,505	7,301

Lamar Media Corp.

5.00%, 5/1/2023	1,250	1,272

5.38%, 1/15/2024	2,680	2,754

5.75%, 2/1/2026 (b)	2,267	2,372

5.75%, 2/1/2026 (a)	650	680

Liberty Interactive LLC 8.25%, 2/1/2030 (b)	470	481

Outfront Media Capital LLC

5.25%, 2/15/2022	1,500	1,523

5.63%, 2/15/2024	500	512

5.88%, 3/15/2025	1,000	1,025

Sirius XM Radio, Inc.

4.63%, 5/15/2023 (a)	3,380	3,418

6.00%, 7/15/2024 (a)	2,750	2,850

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Media — continued

5.38%, 4/15/2025 (a)	2,645	2,696

5.38%, 7/15/2026 (a)	1,360	1,363

5.00%, 8/1/2027 (a)	790	772

TEGNA, Inc.

6.38%, 10/15/2023 (b)	3,375	3,476

5.50%, 9/15/2024 (a) (b)	1,435	1,422

Time Warner Cable LLC 7.30%, 7/1/2038	335	378

Unitymedia GmbH (Germany) 6.13%, 1/15/2025 (a)	1,520	1,573

Unitymedia Hessen GmbH & Co. KG (Germany) 5.00%, 1/15/2025 (a)	3,665	3,752

UPCB Finance IV Ltd. (Netherlands) 5.38%, 1/15/2025 (a)	1,760	1,805

Videotron Ltd. (Canada)

5.00%, 7/15/2022	700	716

5.38%, 6/15/2024 (a)	3,057	3,180

5.13%, 4/15/2027 (a) (b)	1,298	1,317

Ziggo BV (Netherlands) 5.50%, 1/15/2027 (a)	3,330	3,213

		210,178

Metals & Mining — 0.5%

AK Steel Corp. 7.00%, 3/15/2027 (b)	470	395

Alcoa Nederland Holding BV

6.75%, 9/30/2024 (a)	1,784	1,884

7.00%, 9/30/2026 (a)	2,150	2,300

6.13%, 5/15/2028 (a)	700	717

BHP Billiton Finance USA Ltd. (Australia) 5.00%, 9/30/2043	1,000	1,139

Carpenter Technology Corp. 4.45%, 3/1/2023	1,770	1,758

Cleveland-Cliffs, Inc. 4.88%, 1/15/2024 (a)	1,420	1,416

Commercial Metals Co.

4.88%, 5/15/2023 (b)	2,566	2,515

5.38%, 7/15/2027	813	761

FMG Resources August 2006 Pty. Ltd. (Australia)

4.75%, 5/15/2022 (a)	2,004	2,004

5.13%, 3/15/2023 (a)	325	324

5.13%, 5/15/2024 (a) (b)	1,453	1,439

Freeport-McMoRan, Inc.

4.00%, 11/14/2021	3,120	3,120

3.55%, 3/1/2022	3,086	3,051

3.88%, 3/15/2023	12,950	12,762

4.55%, 11/14/2024 (b)	1,470	1,456

5.40%, 11/14/2034	1,395	1,273

SEE NOTES TO FINANCIAL STATEMENTS.

112	J.P. MORGAN INCOME FUNDS	FEBRUARY 28, 2019

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Bonds — continued

Metals & Mining — continued

5.45%, 3/15/2043	3,165	2,777

Glencore Finance Canada Ltd. (Switzerland) 6.90%, 11/15/2037 (a)	100	109

Glencore Funding LLC (Switzerland) 4.63%, 4/29/2024 (a)	300	305

Indonesia Asahan Aluminium Persero PT (Indonesia)

5.71%, 11/15/2023 (a)	4,130	4,361

6.53%, 11/15/2028 (a)	1,200	1,315

6.76%, 11/15/2048 (a)	2,400	2,609

Kaiser Aluminum Corp. 5.88%, 5/15/2024	916	937

Nexa Resources Peru SAA (Peru) 4.63%, 3/28/2023 (j)	200	200

Northwest Acquisitions ULC 7.13%, 11/1/2022 (a)	1,350	1,245

Nucor Corp.

4.00%, 8/1/2023	1,000	1,030

6.40%, 12/1/2037	1,910	2,322

Steel Dynamics, Inc.

5.13%, 10/1/2021	567	570

5.25%, 4/15/2023	420	427

5.50%, 10/1/2024	870	894

4.13%, 9/15/2025	3,721	3,618

5.00%, 12/15/2026	885	901

Teck Resources Ltd. (Canada)

6.13%, 10/1/2035	10,401	10,957

6.00%, 8/15/2040	1,239	1,273

5.40%, 2/1/2043	105	101

Vale Canada Ltd. (Brazil) 7.20%, 9/15/2032	700	732

		74,997

Multiline Retail — 0.0% (k)

Neiman Marcus Group Ltd. LLC 8.00%, 10/15/2021 (a)	10,120	5,262

Multi-Utilities — 0.2%

Berkshire Hathaway Energy Co.

2.80%, 1/15/2023	8,215	8,149

3.50%, 2/1/2025	1,037	1,047

3.25%, 4/15/2028	800	776

6.13%, 4/1/2036	1,349	1,637

3.80%, 7/15/2048 (b)	6,195	5,651

CMS Energy Corp. 3.88%, 3/1/2024	1,000	1,009

Consolidated Edison Co. of New York, Inc.

Series 06-E, 5.70%, 12/1/2036	400	455

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Multi-Utilities — continued

Series 09-C, 5.50%, 12/1/2039	300	340

Series 2017, 3.88%, 6/15/2047 (b)	1,000	931

Series E, 4.65%, 12/1/2048	1,700	1,788

4.50%, 5/15/2058	808	799

Consumers Energy Co.

4.05%, 5/15/2048 (b)	400	404

4.35%, 4/15/2049	500	529

4.35%, 8/31/2064	491	497

Dominion Energy, Inc.

Series C, 2.00%, 8/15/2021	803	779

Series F, 5.25%, 8/1/2033	785	855

7.00%, 6/15/2038	400	498

Series C, 4.90%, 8/1/2041	46	47

NiSource, Inc. 6.25%, 12/15/2040	1,721	2,014

Puget Sound Energy, Inc. 5.76%, 7/15/2040	900	1,075

San Diego Gas & Electric Co.

6.00%, 6/1/2026	685	758

6.00%, 6/1/2039	500	568

4.50%, 8/15/2040	249	246

		30,852

Oil, Gas & Consumable Fuels — 2.9%

Aker BP ASA (Norway)

6.00%, 7/1/2022 (a) (b)	1,550	1,589

5.88%, 3/31/2025 (a) (b)	1,822	1,868

Anadarko Holding Co. 7.15%, 5/15/2028	278	316

Anadarko Petroleum Corp.

8.70%, 3/15/2019	225	225

6.95%, 6/15/2019	350	354

7.95%, 6/15/2039	100	123

ANR Pipeline Co. 9.63%, 11/1/2021	250	289

Antero Resources Corp.

5.38%, 11/1/2021	3,403	3,416

5.13%, 12/1/2022 (b)	7,660	7,672

APT Pipelines Ltd. (Australia) 4.25%, 7/15/2027 (a)	610	606

BG Energy Capital plc (United Kingdom) 4.00%, 10/15/2021 (a)	2,000	2,036

BP Capital Markets America, Inc.

3.25%, 5/6/2022	385	388

3.22%, 4/14/2024 (b)	4,235	4,252

3.80%, 9/21/2025	1,500	1,534

3.41%, 2/11/2026	1,750	1,747

3.02%, 1/16/2027	1,325	1,274

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2019	J.P. MORGAN INCOME FUNDS	113

JPMorgan Core Plus Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2019 (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Bonds — continued

Oil, Gas & Consumable Fuels — continued

4.23%, 11/6/2028	13,770	14,477

BP Capital Markets plc (United Kingdom)

4.75%, 3/10/2019	515	515

3.99%, 9/26/2023	11,930	12,326

3.81%, 2/10/2024	612	628

3.54%, 11/4/2024	1,800	1,827

3.28%, 9/19/2027	727	713

Buckeye Partners LP (ICE LIBOR USD 3 Month + 4.02%), 6.37%, 1/22/2078 (h)	2,716	2,356

California Resources Corp. 8.00%, 12/15/2022 (a) (b)	2,342	1,871

Canadian Natural Resources Ltd. (Canada) 6.45%, 6/30/2033	830	962

Cenovus Energy, Inc. (Canada)

4.45%, 9/15/2042	294	245

5.20%, 9/15/2043	4,000	3,659

Cheniere Corpus Christi Holdings LLC

7.00%, 6/30/2024	2,295	2,542

5.88%, 3/31/2025	5,729	6,101

5.13%, 6/30/2027 (b)	2,540	2,591

Cheniere Energy Partners LP

5.25%, 10/1/2025	3,611	3,656

5.63%, 10/1/2026 (a)	2,648	2,698

Chevron Corp.

2.36%, 12/5/2022	540	531

2.57%, 5/16/2023	2,500	2,466

2.90%, 3/3/2024	21,445	21,372

2.95%, 5/16/2026	3,050	2,998

CNOOC Finance 2013 Ltd. (China) 3.00%, 5/9/2023	4,100	4,011

CNOOC Finance 2015 USA LLC (China) 3.50%, 5/5/2025	1,243	1,232

CNOOC Nexen Finance 2014 ULC (China) 4.25%, 4/30/2024 (b)	1,026	1,057

ConocoPhillips 5.90%, 5/15/2038	2,000	2,431

DCP Midstream Operating LP

4.75%, 9/30/2021 (a)	1,116	1,135

4.95%, 4/1/2022	522	534

3.88%, 3/15/2023 (b)	6,684	6,634

5.38%, 7/15/2025	1,055	1,097

6.75%, 9/15/2037 (a)	1,080	1,102

Diamondback Energy, Inc.

4.75%, 11/1/2024 (a)	4,349	4,398

4.75%, 11/1/2024	1,161	1,174

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Oil, Gas & Consumable Fuels — continued

Ecopetrol SA (Colombia)

5.88%, 9/18/2023	3,550	3,807

5.38%, 6/26/2026	735	772

Empresa Nacional del Petroleo (Chile) 5.25%, 11/6/2029 (a)	1,950	2,061

Enbridge, Inc. (Canada) 4.50%, 6/10/2044	125	123

Encana Corp. (Canada)

6.50%, 5/15/2019	150	151

7.38%, 11/1/2031	175	208

6.50%, 8/15/2034	1,000	1,141

6.63%, 8/15/2037	148	168

Energy Transfer LP

4.25%, 3/15/2023	4,752	4,813

5.88%, 1/15/2024	4,900	5,255

5.50%, 6/1/2027	3,840	4,032

Energy Transfer Operating LP

3.60%, 2/1/2023	1,146	1,141

4.90%, 2/1/2024	200	208

4.75%, 1/15/2026 (b)	7,346	7,481

7.50%, 7/1/2038	300	352

6.05%, 6/1/2041	1,566	1,597

Eni SpA (Italy) 5.70%, 10/1/2040 (a)	1,210	1,245

Eni USA, Inc. (United Kingdom) 7.30%, 11/15/2027	500	593

EnLink Midstream Partners LP

2.70%, 4/1/2019	841	841

4.40%, 4/1/2024 (b)	2,149	2,087

4.15%, 6/1/2025	2,701	2,573

4.85%, 7/15/2026 (b)	1,665	1,630

5.60%, 4/1/2044	1,930	1,703

Enterprise Products Operating LLC

3.35%, 3/15/2023	1,252	1,254

3.75%, 2/15/2025	582	589

3.70%, 2/15/2026	1,026	1,027

Series J, 5.75%, 3/1/2035	800	861

6.45%, 9/1/2040	375	455

5.95%, 2/1/2041	333	381

4.95%, 10/15/2054	330	331

EOG Resources, Inc. 4.10%, 2/1/2021	1,700	1,732

EP Energy LLC

9.38%, 5/1/2024 (a)	4,855	2,270

8.00%, 11/29/2024 (a) (b)	1,280	902

7.75%, 5/15/2026 (a) (b)	1,894	1,679

SEE NOTES TO FINANCIAL STATEMENTS.

114	J.P. MORGAN INCOME FUNDS	FEBRUARY 28, 2019

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Bonds — continued

Oil, Gas & Consumable Fuels — continued

Equinor ASA (Norway)

3.15%, 1/23/2022	790	797

2.45%, 1/17/2023	263	259

2.65%, 1/15/2024	2,179	2,144

7.15%, 11/15/2025	585	709

Gulfport Energy Corp.

6.38%, 5/15/2025	1,000	895

6.38%, 1/15/2026	1,018	891

Hilcorp Energy I LP

5.00%, 12/1/2024 (a)	2,038	1,956

6.25%, 11/1/2028 (a)	1,950	1,911

KazMunayGas National Co. JSC (Kazakhstan)

3.88%, 4/19/2022 (j)	5,270	5,270

6.38%, 10/24/2048 (a)	1,190	1,286

Kerr-McGee Corp. 7.88%, 9/15/2031	800	989

Marathon Oil Corp. 6.80%, 3/15/2032	500	571

MPLX LP

4.13%, 3/1/2027	7,150	7,007

5.20%, 3/1/2047	323	315

Murphy Oil Corp. 4.45%, 12/1/2022 (b) (c)	2,303	2,292

Newfield Exploration Co.

5.75%, 1/30/2022	3,508	3,692

5.38%, 1/1/2026	1,311	1,383

NGPL PipeCo LLC

4.38%, 8/15/2022 (a)	2,285	2,308

4.88%, 8/15/2027 (a)	1,835	1,846

Noble Energy, Inc. 5.25%, 11/15/2043	6,250	5,875

NuStar Logistics LP

6.75%, 2/1/2021	1,046	1,088

4.75%, 2/1/2022	2,278	2,292

5.63%, 4/28/2027	1,003	1,005

Oasis Petroleum, Inc.

6.88%, 3/15/2022 (b)	1,226	1,224

6.88%, 1/15/2023	1,166	1,159

Occidental Petroleum Corp.

2.70%, 2/15/2023	504	497

3.40%, 4/15/2026	2,300	2,302

4.20%, 3/15/2048 (b)	2,500	2,511

Oil and Gas Holding Co. BSCC (The) (Bahrain) 7.63%, 11/7/2024 (a)	2,500	2,709

ONEOK Partners LP 6.65%, 10/1/2036	1,465	1,627

ONEOK, Inc. 7.50%, 9/1/2023	3,050	3,466

PBF Holding Co. LLC

7.00%, 11/15/2023	533	545

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Oil, Gas & Consumable Fuels — continued

7.25%, 6/15/2025	1,431	1,468

Peabody Energy Corp.

6.00%, 3/31/2022 (a)	1,370	1,382

6.38%, 3/31/2025 (a)	1,390	1,368

Pertamina Persero PT (Indonesia)

5.25%, 5/23/2021 (j)	2,700	2,777

6.45%, 5/30/2044 (j)	2,200	2,439

Petrobras Global Finance BV (Brazil) 6.00%, 1/27/2028	2,650	2,663

Petro-Canada (Canada)

7.88%, 6/15/2026	1,937	2,298

6.80%, 5/15/2038	1,215	1,496

Petroleos del Peru SA (Peru)

4.75%, 6/19/2032 (a)	1,670	1,645

5.63%, 6/19/2047 (a)	1,760	1,789

5.63%, 6/19/2047 (j)	800	813

Petroleos Mexicanos (Mexico)

(ICE LIBOR USD 3 Month + 3.65%), 6.42%, 3/11/2022 (h)	2,607	2,663

6.50%, 3/13/2027	1,020	985

6.50%, 1/23/2029	1,310	1,246

5.63%, 1/23/2046	1,100	861

6.75%, 9/21/2047	1,295	1,123

Petroleum Co. of Trinidad & Tobago Ltd. (Trinidad and Tobago) 9.75%, 8/14/2019 (j)	750	735

Phillips 66

3.90%, 3/15/2028	500	497

4.65%, 11/15/2034	1,000	1,034

QEP Resources, Inc.

6.88%, 3/1/2021	978	1,011

5.38%, 10/1/2022	2,494	2,450

5.25%, 5/1/2023	2,196	2,114

5.63%, 3/1/2026 (b)	673	631

Range Resources Corp.

5.75%, 6/1/2021	1,253	1,269

5.00%, 8/15/2022 (b)	2,778	2,740

5.00%, 3/15/2023 (b)	1,658	1,602

Seven Generations Energy Ltd. (Canada) 5.38%, 9/30/2025 (a)	3,243	3,121

SM Energy Co.

6.13%, 11/15/2022	1,898	1,888

6.75%, 9/15/2026 (b)	2,489	2,383

6.63%, 1/15/2027 (b)	1,293	1,232

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2019	J.P. MORGAN INCOME FUNDS	115

JPMorgan Core Plus Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2019 (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Bonds — continued

Oil, Gas & Consumable Fuels — continued

Southwestern Energy Co. 7.50%, 4/1/2026 (b)	4,934	5,131

Spectra Energy Partners LP 4.50%, 3/15/2045	1,140	1,109

Suncor Energy, Inc. (Canada) 7.15%, 2/1/2032	148	185

Sunoco Logistics Partners Operations LP

5.95%, 12/1/2025	464	503

5.35%, 5/15/2045	2,000	1,886

Sunoco LP

4.88%, 1/15/2023	3,293	3,334

5.50%, 2/15/2026	1,861	1,848

5.88%, 3/15/2028	1,428	1,407

Tallgrass Energy Partners LP

4.75%, 10/1/2023 (a)	965	963

5.50%, 9/15/2024 (a)	1,808	1,847

5.50%, 1/15/2028 (a)	1,975	1,970

Targa Resources Partners LP

5.25%, 5/1/2023	2,485	2,519

4.25%, 11/15/2023	3,426	3,383

5.13%, 2/1/2025	3,895	3,915

5.88%, 4/15/2026 (a)	1,345	1,399

5.38%, 2/1/2027	535	538

6.50%, 7/15/2027 (a)	1,730	1,829

5.00%, 1/15/2028	870	845

TC PipeLines LP 3.90%, 5/25/2027	422	406

TerraForm Power Operating LLC

4.25%, 1/31/2023 (a)	1,872	1,855

6.63%, 6/15/2025 (a) (c)	188	197

5.00%, 1/31/2028 (a)	1,468	1,395

Texas Eastern Transmission LP 3.50%, 1/15/2028 (a)	375	359

Total Capital International SA (France)

2.75%, 6/19/2021	3,165	3,162

3.70%, 1/15/2024	21,800	22,338

3.75%, 4/10/2024	450	463

3.46%, 2/19/2029	8,215	8,194

TransCanada PipeLines Ltd. (Canada)

2.50%, 8/1/2022	285	279

3.75%, 10/16/2023	1,840	1,872

4.25%, 5/15/2028	1,000	1,021

5.85%, 3/15/2036	1,192	1,314

6.20%, 10/15/2037	1,000	1,152

4.75%, 5/15/2038	1,000	1,012

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Oil, Gas & Consumable Fuels — continued

TransMontaigne Partners LP 6.13%, 2/15/2026	966	891

Ultra Resources, Inc. 9.00%, 7/12/2024	18,034	11,632

Western Midstream Operating LP 4.00%, 7/1/2022	446	448

Whiting Petroleum Corp. 6.63%, 1/15/2026 (b)	1,488	1,458

Williams Cos., Inc. (The) 4.00%, 9/15/2025	4,139	4,157

WPX Energy, Inc. 5.75%, 6/1/2026	1,806	1,813

		405,064

Paper & Forest Products — 0.0% (k)

Clearwater Paper Corp.

4.50%, 2/1/2023 (b)	2,434	2,312

5.38%, 2/1/2025 (a) (b)	1,888	1,780

		4,092

Pharmaceuticals — 0.8%

Advanz Pharma Corp. (Canada) 8.00%, 9/6/2024	3,593	3,422

Allergan, Inc. 2.80%, 3/15/2023	500	482

Bausch Health Cos., Inc.

6.50%, 3/15/2022 (a)	2,599	2,693

7.00%, 3/15/2024 (a)	9,063	9,550

5.50%, 11/1/2025 (a)	7,822	7,890

5.75%, 8/15/2027 (a)	305	308

Bayer US Finance II LLC (Germany) 4.70%, 7/15/2064 (a)	705	556

Bayer US Finance LLC (Germany) 2.38%, 10/8/2019 (a)	1,100	1,095

Eli Lilly & Co.

2.75%, 6/1/2025	18,140	17,756

3.38%, 3/15/2029 (b)	2,475	2,475

3.88%, 3/15/2039	4,160	4,097

3.95%, 3/15/2049	4,040	3,958

4.15%, 3/15/2059	665	649

Endo Dac 5.88%, 10/15/2024 (a) (b)	1,586	1,586

GlaxoSmithKline Capital, Inc. (United Kingdom)

3.63%, 5/15/2025	8,590	8,742

3.88%, 5/15/2028	20,000	20,552

5.38%, 4/15/2034	400	461

6.38%, 5/15/2038	920	1,168

Johnson & Johnson

2.45%, 3/1/2026	2,000	1,909

3.40%, 1/15/2038	926	883

SEE NOTES TO FINANCIAL STATEMENTS.

116	J.P. MORGAN INCOME FUNDS	FEBRUARY 28, 2019

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Bonds — continued

Pharmaceuticals — continued

Merck & Co., Inc. 2.80%, 5/18/2023	562	558

Novartis Capital Corp. (Switzerland) 3.00%, 11/20/2025	2,705	2,690

Pfizer, Inc.

2.75%, 6/3/2026	1,500	1,449

4.10%, 9/15/2038	2,000	2,037

Pharmacia LLC 6.60%, 12/1/2028 (c)	745	915

Roche Holdings, Inc. (Switzerland) 2.25%, 9/30/2019 (a) (b)	450	449

Sanofi (France) 4.00%, 3/29/2021 (b)	13,773	14,106

Shire Acquisitions Investments Ireland DAC 3.20%, 9/23/2026	500	469

		112,905

Professional Services — 0.1%

AMN Healthcare, Inc. 5.13%, 10/1/2024 (a)	5,614	5,544

Real Estate Management & Development — 0.0% (k)

Kennedy-Wilson, Inc. 5.88%, 4/1/2024	1,545	1,520

Ontario Teachers’ Cadillac Fairview Properties Trust (Canada)

3.13%, 3/20/2022 (a)	579	575

3.88%, 3/20/2027 (a)	603	601

4.13%, 2/1/2029 (a)	1,055	1,078

		3,774

Road & Rail — 0.4%

Avis Budget Car Rental LLC 5.25%, 3/15/2025 (a) (b)	3,424	3,253

Avolon Holdings Funding Ltd. (Ireland)

5.50%, 1/15/2023 (a)	150	154

5.13%, 10/1/2023 (a)	540	545

5.25%, 5/15/2024 (a)	1,726	1,769

Burlington Northern Santa Fe LLC

3.05%, 9/1/2022	2,500	2,506

3.00%, 3/15/2023	162	162

6.70%, 8/1/2028	1,150	1,419

7.08%, 5/13/2029	100	126

6.15%, 5/1/2037	750	920

4.38%, 9/1/2042	510	526

4.70%, 9/1/2045	6,630	7,146

Cie de Chemin de Fer Canadien Pacifique (Canada)

7.25%, 5/15/2019	165	167

9.45%, 8/1/2021	280	318

4.50%, 1/15/2022	1,680	1,727

6.13%, 9/15/2115	1,456	1,693

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Road & Rail — continued

CSX Corp. 3.25%, 6/1/2027	583	560

DAE Funding LLC (United Arab Emirates)

5.75%, 11/15/2023 (a)	2,750	2,803

5.00%, 8/1/2024 (a) (b)	2,253	2,208

ERAC USA Finance LLC

3.30%, 10/15/2022 (a)	200	198

2.70%, 11/1/2023 (a)	470	448

6.70%, 6/1/2034 (a)	800	953

7.00%, 10/15/2037 (a)	291	358

JB Hunt Transport Services, Inc. 3.85%, 3/15/2024	460	464

Kazakhstan Temir Zholy National Co. JSC (Kazakhstan) 4.85%, 11/17/2027 (a)	521	531

Norfolk Southern Corp.

3.25%, 12/1/2021	1,415	1,416

2.90%, 2/15/2023	462	457

4.05%, 8/15/2052	500	463

Park Aerospace Holdings Ltd. (Ireland)

5.25%, 8/15/2022 (a) (b)	4,927	5,044

4.50%, 3/15/2023 (a)	5,668	5,625

5.50%, 2/15/2024 (a)	6,489	6,708

Penske Truck Leasing Co. LP 4.13%, 8/1/2023 (a)	1,767	1,781

Ryder System, Inc.

2.45%, 9/3/2019	325	324

2.65%, 3/2/2020	840	837

3.50%, 6/1/2021	555	557

SMBC Aviation Capital Finance DAC (Ireland)

3.00%, 7/15/2022 (a)	650	635

4.13%, 7/15/2023 (a)	1,100	1,114

		55,915

Semiconductors & Semiconductor Equipment — 0.1%

Analog Devices, Inc. 4.50%, 12/5/2036	563	535

Applied Materials, Inc. 5.10%, 10/1/2035	600	658

Broadcom Corp. 3.63%, 1/15/2024	2,108	2,049

Entegris, Inc. 4.63%, 2/10/2026 (a)	1,240	1,218

Intel Corp.

3.10%, 7/29/2022	605	612

2.88%, 5/11/2024	565	560

3.70%, 7/29/2025	326	335

2.60%, 5/19/2026	825	790

3.73%, 12/8/2047	1,115	1,071

Qorvo, Inc. 5.50%, 7/15/2026 (a)	4,972	5,071

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2019	J.P. MORGAN INCOME FUNDS	117

JPMorgan Core Plus Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2019 (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Bonds — continued

Semiconductors & Semiconductor Equipment — continued

Sensata Technologies UK Financing Co. plc 6.25%, 2/15/2026 (a)	2,328	2,456

Texas Instruments, Inc.

2.90%, 11/3/2027	1,000	963

4.15%, 5/15/2048	300	307

		16,625

Software — 0.7%

Fair Isaac Corp. 5.25%, 5/15/2026 (a)	2,330	2,353

j2 Cloud Services LLC 6.00%, 7/15/2025 (a)	2,018	2,072

Microsoft Corp.

2.38%, 2/12/2022	25	25

2.65%, 11/3/2022	5,265	5,249

2.38%, 5/1/2023	11	11

2.88%, 2/6/2024	1,045	1,045

3.13%, 11/3/2025	3,000	3,017

2.40%, 8/8/2026	5,000	4,745

3.30%, 2/6/2027	446	449

3.50%, 2/12/2035	4,989	4,879

4.20%, 11/3/2035	435	460

3.45%, 8/8/2036	2,000	1,941

4.10%, 2/6/2037	870	912

4.50%, 10/1/2040	2,595	2,825

4.50%, 2/6/2057	3,762	4,077

Nuance Communications, Inc. 5.63%, 12/15/2026	7,206	7,350

Open Text Corp. (Canada)

5.63%, 1/15/2023 (a)	787	807

5.88%, 6/1/2026 (a)	5,966	6,277

Oracle Corp.

2.50%, 5/15/2022	787	777

2.50%, 10/15/2022	1,821	1,794

2.63%, 2/15/2023	20,150	19,853

2.40%, 9/15/2023	495	481

2.95%, 11/15/2024	1,000	987

4.30%, 7/8/2034	4,818	5,015

3.90%, 5/15/2035 (b)	1,500	1,472

5.38%, 7/15/2040	241	277

4.00%, 7/15/2046	9,500	9,103

4.38%, 5/15/2055	5,215	5,199

salesforce.com, Inc. 3.70%, 4/11/2028	1,100	1,127

Symantec Corp. 5.00%, 4/15/2025 (a)	7,191	7,164

		101,743

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Specialty Retail — 0.5%

Caleres, Inc. 6.25%, 8/15/2023	2,535	2,627

Group 1 Automotive, Inc. 5.25%, 12/15/2023 (a)	6,610	6,594

Home Depot, Inc. (The)

2.63%, 6/1/2022	734	730

2.13%, 9/15/2026	10,480	9,689

2.80%, 9/14/2027	1,000	963

3.90%, 12/6/2028	2,400	2,487

3.50%, 9/15/2056	7,000	6,170

L Brands, Inc.

5.25%, 2/1/2028 (b)	769	665

6.88%, 11/1/2035	963	831

6.75%, 7/1/2036	1,625	1,373

Lowe’s Cos., Inc.

3.13%, 9/15/2024	665	646

3.38%, 9/15/2025	1,262	1,231

2.50%, 4/15/2026	13,060	11,933

3.70%, 4/15/2046	5,000	4,227

O’Reilly Automotive, Inc. 3.60%, 9/1/2027	185	179

Party City Holdings, Inc. 6.63%, 8/1/2026 (a) (b)	1,824	1,797

Penske Automotive Group, Inc. 5.50%, 5/15/2026 (b)	2,069	2,030

PetSmart, Inc.

7.13%, 3/15/2023 (a)	1,025	695

5.88%, 6/1/2025 (a)	2,780	2,210

8.88%, 6/1/2025 (a)	2,535	1,711

Sally Holdings LLC

5.50%, 11/1/2023	250	252

5.63%, 12/1/2025	967	949

Staples, Inc. 8.50%, 9/15/2025 (a) (b)	1,833	1,796

TJX Cos., Inc. (The) 2.25%, 9/15/2026	5,000	4,615

		66,400

Technology Hardware, Storage & Peripherals — 0.5%

Apple, Inc.

2.70%, 5/13/2022 (b)	2,580	2,571

3.00%, 2/9/2024	2,702	2,707

2.85%, 5/11/2024	703	698

2.75%, 1/13/2025 (b)	3,000	2,945

2.50%, 2/9/2025	1,000	967

3.25%, 2/23/2026	372	372

3.35%, 2/9/2027	18,811	18,805

3.20%, 5/11/2027	1,143	1,129

3.00%, 6/20/2027	1,875	1,826

SEE NOTES TO FINANCIAL STATEMENTS.

118	J.P. MORGAN INCOME FUNDS	FEBRUARY 28, 2019

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Bonds — continued

Technology Hardware, Storage & Peripherals — continued

2.90%, 9/12/2027	1,742	1,681

4.50%, 2/23/2036	1,123	1,209

3.75%, 9/12/2047	6,500	6,120

Dell International LLC

5.88%, 6/15/2021 (a)	3,206	3,269

7.13%, 6/15/2024 (a) (b)	6,236	6,617

6.02%, 6/15/2026 (a)	1,189	1,261

EMC Corp. 3.38%, 6/1/2023 (b)	9,388	9,015

Western Digital Corp. 4.75%, 2/15/2026 (b)	7,981	7,542

Xerox Corp. 3.62%, 3/15/2023 (c)	4,500	4,416

		73,150

Textiles, Apparel & Luxury Goods — 0.1%

Hanesbrands, Inc.

4.63%, 5/15/2024 (a)	2,774	2,771

4.88%, 5/15/2026 (a) (b)	1,774	1,747

Levi Strauss & Co. 5.00%, 5/1/2025	1,219	1,244

William Carter Co. (The) 5.63%, 3/15/2027 (a) (l)	1,645	1,645

		7,407

Thrifts & Mortgage Finance — 0.3%

BPCE SA (France)

2.50%, 7/15/2019	2,000	1,995

2.75%, 12/2/2021	2,073	2,044

2.75%, 1/11/2023 (a)	18,570	18,034

5.70%, 10/22/2023 (a)	2,000	2,098

5.15%, 7/21/2024 (a)	2,950	3,026

3.38%, 12/2/2026	250	242

3.50%, 10/23/2027 (a)	1,100	1,029

Ladder Capital Finance Holdings LLLP

5.25%, 3/15/2022 (a)	1,815	1,842

5.25%, 10/1/2025 (a)	1,313	1,234

Nationwide Building Society (United Kingdom) 6.25%, 2/25/2020 (a)	2,000	2,061

Quicken Loans, Inc.

5.75%, 5/1/2025 (a)	6,280	6,198

5.25%, 1/15/2028 (a)	3,604	3,284

Radian Group, Inc. 4.50%, 10/1/2024	3,751	3,648

		46,735

Tobacco — 0.4%

Altria Group, Inc.

2.63%, 1/14/2020	7,500	7,477

4.50%, 5/2/2043	3,530	2,922

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Tobacco — continued

3.88%, 9/16/2046	9,585	7,264

BAT Capital Corp. (United Kingdom)

3.56%, 8/15/2027 (b)	5,000	4,569

4.39%, 8/15/2037	11,345	9,469

Philip Morris International, Inc.

3.60%, 11/15/2023	3,183	3,241

3.38%, 8/11/2025	6,600	6,585

2.75%, 2/25/2026 (b)	6,310	5,936

4.38%, 11/15/2041	8,053	7,459

4.13%, 3/4/2043	5,000	4,496

		59,418

Trading Companies & Distributors — 0.3%

Ahern Rentals, Inc. 7.38%, 5/15/2023 (a)	2,013	1,857

Air Lease Corp. 3.25%, 3/1/2025	242	229

Aviation Capital Group LLC

2.88%, 1/20/2022 (a) (b)	1,000	976

4.13%, 8/1/2025 (a)	770	752

3.50%, 11/1/2027 (a) (b)	2,000	1,858

BOC Aviation Ltd. (Singapore)

2.38%, 9/15/2021 (a)	300	290

2.75%, 9/18/2022 (a)	600	579

International Lease Finance Corp. 8.63%, 1/15/2022	1,000	1,125

United Rentals North America, Inc.

4.63%, 7/15/2023	2,178	2,220

5.75%, 11/15/2024	1,715	1,767

5.50%, 7/15/2025	305	312

4.63%, 10/15/2025	2,475	2,407

5.88%, 9/15/2026	7,260	7,432

6.50%, 12/15/2026	2,790	2,912

5.50%, 5/15/2027	4,545	4,545

4.88%, 1/15/2028	745	711

WESCO Distribution, Inc. 5.38%, 6/15/2024	3,197	3,205

WW Grainger, Inc. 4.60%, 6/15/2045	520	537

		33,714

Water Utilities — 0.0% (k)

American Water Capital Corp.

3.85%, 3/1/2024 (b)	680	696

3.40%, 3/1/2025	622	620

		1,316

Wireless Telecommunication Services — 0.5%

America Movil SAB de CV (Mexico)

3.13%, 7/16/2022	1,266	1,259

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2019	J.P. MORGAN INCOME FUNDS	119

JPMorgan Core Plus Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2019 (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Bonds — continued

Wireless Telecommunication Services — continued

6.13%, 3/30/2040	300	363

Crown Castle Towers LLC

3.72%, 7/15/2023 (a)	250	250

3.66%, 5/15/2025 (a)	2,805	2,801

Hughes Satellite Systems Corp. 5.25%, 8/1/2026	2,397	2,343

Inmarsat Finance plc (United Kingdom)

4.88%, 5/15/2022 (a)	545	545

6.50%, 10/1/2024 (a)	1,935	1,925

Intelsat Connect Finance SA (Luxembourg) 9.50%, 2/15/2023 (a) (b)	5,175	5,007

Sprint Communications, Inc.

7.00%, 3/1/2020 (a)	1,022	1,055

7.00%, 8/15/2020	1,246	1,299

Sprint Corp.

7.13%, 6/15/2024	5,952	6,150

7.63%, 3/1/2026	880	913

T-Mobile US, Inc. 4.50%, 2/1/2026 ‡	1,522	–	(f)

T-Mobile USA, Inc.

6.50%, 1/15/2024	906	940

6.50%, 1/15/2024 ‡	906	–	(f)

6.00%, 4/15/2024 (b)	418	434

6.38%, 3/1/2025	5,105	5,312

6.38%, 3/1/2025 ‡	1,460	–	(f)

5.13%, 4/15/2025 (b)	14,351	14,714

5.13%, 4/15/2025 ‡ (b)	9,752	–	(f)

6.50%, 1/15/2026	4,391	4,688

6.50%, 1/15/2026 ‡	4,391	–	(f)

4.50%, 2/1/2026	1,522	1,501

4.75%, 2/1/2028	1,522	1,473

4.75%, 2/1/2028 ‡	1,522	–	(f)

Vodafone Group plc (United Kingdom)

3.75%, 1/16/2024	11,450	11,411

4.13%, 5/30/2025	270	271

Wind Tre SpA (Italy) 5.00%, 1/20/2026 (a)	1,373	1,184

		65,838

Total Corporate Bonds (Cost $4,119,847)		4,090,394

Asset-Backed Securities — 17.7%

ACC Trust

Series 2018-1, Class A, 3.70%, 12/21/2020 (a)	4,020	4,025

Series 2019-1, Class A, 3.75%, 5/20/2022 (a)	15,000	15,001

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Air Canada Pass-Through Trust (Canada)

Series 2013-1, Class A, 4.13%, 5/15/2025 (a)	4,673	4,699

Series 2015-1, Class A, 3.60%, 3/15/2027 (a)	3,593	3,505

Series 2015-2, Class AA, 3.75%, 12/15/2027 (a)	967	958

Series 2017-1, Class AA, 3.30%, 1/15/2030 (a)	2,157	2,066

Series 2017-1, Class A, 3.55%, 1/15/2030 (a)	1,171	1,124

Ajax Mortgage Loan Trust Series 2017-A, Class A, 3.47%, 4/25/2057 ‡ (a) (c)	5,981	5,944

Ally Auto Receivables Trust

Series 2015-2, Class D, 3.01%, 3/15/2022 (a)	6,000	5,977

Series 2018-1, Class A3, 2.35%, 6/15/2022	30,091	29,971

Series 2016-1, Class D, 2.84%, 9/15/2022	5,700	5,696

Series 2017-3, Class C, 2.37%, 10/17/2022	4,038	4,007

Series 2018-2, Class A3, 2.92%, 11/15/2022	26,698	26,763

American Airlines Pass-Through Trust

Series 2014-1, Class A, 3.70%, 10/1/2026	194	191

Series 2015-1, Class A, 3.38%, 5/1/2027	3,644	3,515

Series 2016-2, Class AA, 3.20%, 6/15/2028	900	859

Series 2016-2, Class A, 3.65%, 6/15/2028	949	912

Series 2016-3, Class AA, 3.00%, 10/15/2028	377	357

Series 2017-1, Class AA, 3.65%, 2/15/2029	2,301	2,258

American Credit Acceptance Receivables Trust

Series 2016-2, Class C, 6.09%, 5/12/2022 (a)	10,000	10,136

Series 2016-3, Class C, 4.26%, 8/12/2022 (a)	6,975	7,026

Series 2016-4, Class C, 2.91%, 2/13/2023 (a)	4,473	4,471

Series 2017-2, Class C, 2.86%, 6/12/2023 (a)	10,834	10,820

Series 2017-2, Class D, 3.69%, 6/12/2023 (a)	7,321	7,320

SEE NOTES TO FINANCIAL STATEMENTS.

120	J.P. MORGAN INCOME FUNDS	FEBRUARY 28, 2019

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Asset-Backed Securities — continued

American Express Credit Account Master Trust Series 2017-1, Class A, 1.93%, 9/15/2022	23,121	22,942

American Homes 4 Rent Series 2015-SFR1, Class E, 5.64%, 4/17/2052 (a)	1,250	1,335

American Homes 4 Rent Trust

Series 2014-SFR3, Class D, 5.04%, 12/17/2036 ‡ (a)	5,000	5,231

Series 2014-SFR3, Class E, 6.42%, 12/17/2036 ‡ (a)	17,745	19,510

Series 2015-SFR2, Class D, 5.04%, 10/17/2052 ‡ (a)	2,250	2,370

Series 2015-SFR2, Class E, 6.07%, 10/17/2052 ‡ (a)	18,630	20,322

AmeriCredit Automobile Receivables Trust

Series 2016-3, Class B, 1.80%, 10/8/2021	5,317	5,279

Series 2017-2, Class D, 3.42%, 4/18/2023	11,300	11,295

Series 2017-4, Class D, 3.08%, 12/18/2023	20,124	19,947

Ameriquest Mortgage Securities, Inc. Asset-Backed Pass-Through Certificates Series 2003-5, Class A6, 4.17%, 4/25/2033 ‡ (c)	71	71

Ameriquest Mortgage Securities, Inc., Asset-Backed Pass-Through Certificates Series 2003-13, Class AF6, 4.94%, 1/25/2034 ‡ (c)	11	13

Anchor Assets IX LLC

Series 2016-1, Class A, 5.13%, 2/15/2020 ‡ (a)	11,254	11,254

Series 2016-1, Class B, 6.25%, 2/15/2020 ‡ (a)	10,250	10,250

B2R Mortgage Trust

Series 2015-1, Class A1, 2.52%, 5/15/2048 (a)	943	936

Series 2016-1, Class A, 2.57%, 6/15/2049 (a)	3,357	3,304

BankBoston Home Equity Loan Trust Series 1998-1, Class A6, 6.35%, 7/25/2028 ‡	1	1

BCC Funding XIII LLC Series 2016-1, Class A2, 2.20%, 12/20/2021 (a)	707	706

Bear Stearns Asset-Backed Securities Trust

Series 2006-SD1, Class A, 2.86%, 4/25/2036 ‡ (m)	108	108

Series 2003-SD2, Class 2A, 4.57%, 6/25/2043 ‡ (m)	231	231

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

BMW Vehicle Lease Trust Series 2017-2, Class A3, 2.07%, 10/20/2020	15,734	15,670

BMW Vehicle Owner Trust Series 2018-A, Class A3, 2.35%, 4/25/2022	16,365	16,290

British Airways Pass-Through Trust (United Kingdom)

Series 2018-1, Class AA, 3.80%, 9/20/2031 (a)	792	795

Series 2018-1, Class A, 4.13%, 9/20/2031 (a)	2,357	2,349

Burlington Northern and Santa Fe Railway Co. Pass-Through Trust Series 2000-2, 7.91%, 1/15/2020	13	13

Business Jet Securities LLC

Series 2018-1, Class A, 4.34%, 2/15/2033 (a)	16,223	16,239

Series 2018-1, Class C, 7.75%, 2/15/2033 (a)	1,742	1,771

Series 2018-2, Class A, 4.45%, 6/15/2033 (a)	16,593	16,628

Series 2018-2, Class C, 6.66%, 6/15/2033 (a)	4,556	4,564

BXG Receivables Note Trust Series 2012-A, Class A, 2.66%, 12/2/2027 (a)	224	223

Camillo Issuer LLC

Series 2016-SFR, Class 1-A-1, 5.00%, 12/5/2023 ‡	9,697	9,676

Series 2017-SFR1, Class A, 5.50%, 6/5/2027 (a)	21,633	21,633

Series 2018-SFR1, Class A, 5.25%, 6/5/2028 ‡ (a)	19,843	19,843

Capital Auto Receivables Asset Trust

Series 2018-1, Class A2A, 2.54%, 10/20/2020 (a)	4,204	4,201

Series 2018-1, Class A3, 2.79%, 1/20/2022 (a)	25,380	25,384

CarFinance Capital Auto Trust

Series 2014-2A, Class C, 3.24%, 11/16/2020 (a)	2,151	2,151

Series 2014-2A, Class D, 4.28%, 11/16/2020 (a)	4,000	4,001

Series 2015-1A, Class C, 3.58%, 6/15/2021 (a)	3,900	3,903

Series 2015-1A, Class D, 4.66%, 6/15/2021 (a)	5,400	5,411

Series 2015-1A, Class E, 5.49%, 1/18/2022 (a)	1,070	1,076

CarMax Auto Owner Trust

Series 2018-2, Class A2, 2.73%, 8/16/2021	15,959	15,955

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2019	J.P. MORGAN INCOME FUNDS	121

JPMorgan Core Plus Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2019 (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Asset-Backed Securities — continued

Series 2017-1, Class C, 2.84%, 10/17/2022	3,011	2,997

Series 2017-1, Class D, 3.43%, 7/17/2023	4,929	4,911

Series 2018-1, Class D, 3.37%, 7/15/2024	2,732	2,710

Carnow Auto Receivables Trust

Series 2016-1A, Class C, 5.11%, 2/15/2021 (a)	5,223	5,228

Series 2017-1A, Class B, 4.35%, 9/15/2022 (a)	7,800	7,808

Series 2018-1A, Class C, 5.21%, 9/15/2023 (a)	5,960	6,016

Centex Home Equity Loan Trust Series 2001-B, Class A6, 6.36%, 7/25/2032 ‡	55	56

CIG Auto Receivables Trust Series 2017-1A, Class C, 5.33%, 12/16/2024 (a)	2,000	2,001

Citibank Credit Card Issuance Trust Series 2007-A3, Class A3, 6.15%, 6/15/2039	1,372	1,711

Citigroup Global Markets Mortgage Securities VII, Inc. Series 2003-UP1, Class A, 3.95%, 4/25/2032 ‡ (a) (c)	97	96

CLUB Credit Trust

Series 2017-NP1, Class C, 5.13%, 4/17/2023 (a)	4,409	4,429

Series 2018-NP1, Class C, 4.74%, 5/15/2024 ‡ (a)	15,000	15,015

Colony American Finance Ltd. (Cayman Islands)

Series 2016-1, Class A, 2.54%, 6/15/2048 (a)	1,223	1,203

Series 2016-2, Class A, 2.55%, 11/15/2048 (a)	7,347	7,186

Conix Mortgage Asset Trust Series 2013-1, Class M1, 5.07%, 12/25/2047 ‡ (a) (e) (m)	5,000	–	(f)

Consumer Loan Underlying Bond Credit Trust Series 2017-NP2, Class B, 3.50%, 1/16/2024 ‡ (a)	3,656	3,659

Continental Airlines Pass-Through Trust

Series 2004-ERJ1, 9.56%, 9/1/2019	31	31

Series 2012-1, Class A, 4.15%, 4/11/2024	146	147

Continental Credit Card Series 2017-1A, Class A, 4.29%, 1/15/2024 (a)	448	452

COOF Securitization Trust Ltd. Series 2014-1, Class A, IO, 3.00%, 6/25/2040 ‡ (a) (m)	6,038	537

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

CPS Auto Receivables Trust

Series 2016-B, Class B, 3.18%, 9/15/2020 (a)	406	406

Series 2017-B, Class C, 2.92%, 2/15/2022 (a)	2,884	2,869

Series 2016-C, Class C, 3.27%, 6/15/2022 (a)	12,600	12,609

Series 2018-B, Class C, 3.58%, 3/15/2023 (a)	13,003	13,055

Series 2017-B, Class D, 3.95%, 3/15/2023 (a)	6,975	7,009

Series 2018-A, Class D, 3.66%, 12/15/2023 (a)	2,161	2,154

Series 2018-D, Class D, 4.34%, 9/16/2024 (a)	2,303	2,327

CPS Auto Trust

Series 2017-A, Class C, 3.31%, 12/15/2022 (a)	1,470	1,472

Series 2017-A, Class D, 4.61%, 12/15/2022 (a)	840	852

Credit Acceptance Auto Loan Trust

Series 2016-3A, Class C, 3.60%, 4/15/2025 (a)	6,048	6,045

Series 2017-1A, Class A, 2.56%, 10/15/2025 (a)	3,973	3,966

Series 2017-1A, Class B, 3.04%, 12/15/2025 (a)	1,742	1,736

Series 2017-1A, Class C, 3.48%, 2/17/2026 (a)	1,460	1,454

Series 2017-3A, Class A, 2.65%, 6/15/2026 (a)	30,933	30,730

Series 2017-2A, Class C, 3.35%, 6/15/2026 (a)	1,621	1,614

Series 2018-1A, Class B, 3.60%, 4/15/2027 (a)	40,547	40,715

Series 2018-2A, Class B, 3.94%, 7/15/2027 (a)	20,950	21,166

Series 2018-3A, Class C, 4.04%, 12/15/2027 (a)	11,249	11,314

Currency Capital Funding Trust Series 2018-1A, Class B, 7.99%, 3/17/2026 ‡ (a) (m)	5,896	5,875

CWABS, Inc. Asset-Backed Certificates

Series 2004-1, Class M1, 3.24%, 3/25/2034 ‡ (m)	162	162

Series 2004-1, Class M2, 3.31%, 3/25/2034 ‡ (m)	34	33

Series 2004-1, Class 3A, 3.05%, 4/25/2034 ‡ (m)	297	284

SEE NOTES TO FINANCIAL STATEMENTS.

122	J.P. MORGAN INCOME FUNDS	FEBRUARY 28, 2019

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Asset-Backed Securities — continued

CWABS, Inc. Asset-Backed Certificates Trust Series 2004-6, Class M1, 3.39%, 10/25/2034 (m)	450	444

Delta Air Lines Pass-Through Trust

Series 2012-1, Class B, 6.88%, 5/7/2019 (a)	132	132

Series 2012-1, Class A, 4.75%, 5/7/2020	127	129

Series 2007-1, Class A, 6.82%, 8/10/2022	1,488	1,617

Series 2015-1, Class AA, 3.63%, 7/30/2027	2,253	2,229

Diamond Resorts Owner Trust

Series 2017-1A, Class B, 4.11%, 10/22/2029 ‡ (a)	1,976	1,978

Series 2018-1, Class D, 5.90%, 1/21/2031 ‡ (a)	2,412	2,429

Dominion Financial Services 2 LLC Series 2018-1, Class A, 5.35%, 9/15/2022 ‡ (a) (c)	33,800	33,800

Drive Auto Receivables Trust

Series 2017-BA, Class C, 2.61%, 8/16/2021 (a)	3,081	3,079

Series 2017-AA, Class C, 2.98%, 1/18/2022 (a)	1,847	1,847

Series 2017-1, Class C, 2.84%, 4/15/2022	6,346	6,345

Series 2017-3, Class C, 2.80%, 7/15/2022	17,295	17,286

Series 2015-AA, Class D, 4.12%, 7/15/2022 (a)	2,698	2,709

Series 2015-BA, Class E, 5.15%, 8/15/2022 (a)	7,000	7,043

Series 2017-BA, Class D, 3.72%, 10/17/2022 (a)	5,970	5,998

Series 2015-CA, Class E, 5.27%, 11/15/2022 (a)	4,500	4,527

Series 2015-DA, Class D, 4.59%, 1/17/2023 (a)	5,900	5,951

Series 2017-1, Class D, 3.84%, 3/15/2023	8,047	8,096

Series 2017-3, Class D, 3.53%, 12/15/2023 (a)	22,000	22,057

Series 2016-CA, Class D, 4.18%, 3/15/2024 (a)	5,829	5,872

Series 2017-AA, Class D, 4.16%, 5/15/2024 (a)	3,217	3,251

Series 2017-BA, Class E, 5.30%, 7/15/2024 (a)	15,290	15,662

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Series 2018-2, Class D, 4.14%, 8/15/2024	32,890	33,259

Series 2018-3, Class D, 4.30%, 9/16/2024	14,563	14,810

DT Auto Owner Trust

Series 2016-3A, Class C, 3.15%, 3/15/2022 (a)	754	754

Series 2016-4A, Class D, 3.77%, 10/17/2022 (a)	2,962	2,976

Series 2017-1A, Class D, 3.55%, 11/15/2022 (a)	3,551	3,559

Series 2016-1A, Class D, 4.66%, 12/15/2022 (a)	4,419	4,460

Series 2017-2A, Class C, 3.03%, 1/17/2023 (a)	5,885	5,885

Series 2016-3A, Class D, 4.52%, 6/15/2023 (a)	16,520	16,640

Series 2017-4A, Class C, 2.86%, 7/17/2023 (a)	4,423	4,411

Series 2017-4A, Class D, 3.47%, 7/17/2023 (a)	8,285	8,277

Series 2018-1A, Class C, 3.47%, 12/15/2023 (a)	8,578	8,599

Series 2018-1A, Class D, 3.81%, 12/15/2023 (a)	6,053	6,063

Series 2017-2A, Class E, 6.03%, 1/15/2024 (a)	8,750	9,051

Series 2017-1A, Class E, 5.79%, 2/15/2024 (a)	14,000	14,370

Series 2017-3A, Class E, 5.60%, 8/15/2024 (a)	8,295	8,486

Elara HGV Timeshare Issuer LLC Series 2017-A, Class A, 2.69%, 3/25/2030 (a)	18,967	18,757

Engs Commercial Finance Trust Series 2018-1A, Class A1, 2.97%, 2/22/2021 (a)	4,151	4,144

Equity One Mortgage Pass-Through Trust Series 2003-2, Class M1, 5.05%, 9/25/2033 ‡ (m)	251	254

Exeter Automobile Receivables Trust

Series 2016-3A, Class B, 2.84%, 8/16/2021 (a)	2,793	2,792

Series 2015-3A, Class C, 4.83%, 8/16/2021 (a)	5,900	5,926

Series 2016-1A, Class C, 5.52%, 10/15/2021 (a)	445	450

Series 2017-1A, Class B, 3.00%, 12/15/2021 (a)	4,423	4,423

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2019	J.P. MORGAN INCOME FUNDS	123

JPMorgan Core Plus Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2019 (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Asset-Backed Securities — continued

Series 2017-2A, Class B, 2.82%, 5/16/2022 (a)	3,465	3,456

Series 2015-2A, Class D, 5.79%, 5/16/2022 (a)	2,150	2,184

Series 2017-1A, Class C, 3.95%, 12/15/2022 (a)	1,885	1,898

Series 2017-2A, Class C, 3.93%, 4/17/2023 (a)	9,065	9,133

Series 2017-3A, Class C, 3.68%, 7/17/2023 (a)	8,221	8,259

Series 2016-3A, Class D, 6.40%, 7/17/2023 (a)	9,400	9,694

Series 2018-1A, Class D, 3.53%, 11/15/2023 (a)	14,215	14,173

Series 2017-2A, Class D, 6.39%, 2/15/2024 (a)	8,000	8,308

Series 2018-3A, Class D, 4.35%, 6/17/2024 (a)	22,280	22,672

Series 2018-4A, Class D, 4.35%, 9/16/2024 (a)	21,800	22,188

Series 2018-2A, Class E, 5.33%, 5/15/2025 (a)	7,000	7,151

First Investors Auto Owner Trust

Series 2016-2A, Class B, 2.21%, 7/15/2022 (a)	5,000	4,957

Series 2016-2A, Class C, 2.53%, 7/15/2022 (a)	5,000	4,949

Series 2016-2A, Class D, 3.35%, 11/15/2022 (a)	3,500	3,484

Series 2017-3A, Class B, 2.72%, 4/17/2023 (a)	3,454	3,430

Series 2017-3A, Class C, 3.00%, 1/16/2024 (a)	5,458	5,421

Series 2017-3A, Class D, 3.44%, 3/15/2024 (a)	5,096	5,078

Series 2017-3A, Class E, 4.92%, 8/15/2024 (a)	1,300	1,304

Flagship Credit Auto Trust

Series 2014-2, Class C, 3.95%, 12/15/2020 (a)	2,690	2,695

Series 2016-2, Class C, 6.22%, 9/15/2022 (a)	6,000	6,221

Series 2017-4, Class B, 2.66%, 10/17/2022 (a)	5,872	5,814

Series 2015-3, Class D, 7.12%, 11/15/2022 (a)	6,695	6,883

Series 2017-1, Class B, 2.83%, 3/15/2023 (a)	4,183	4,179

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Series 2017-1, Class C, 3.22%, 5/15/2023 (a)	2,704	2,708

Series 2017-1, Class D, 4.23%, 5/15/2023 (a)	1,313	1,331

Series 2017-R, Class B, 8.00%, 5/17/2023 (a)	1,282	1,289

8.24%, 10/18/2023	17,218	17,171

Series 2017-4, Class C, 2.92%, 11/15/2023 (a)	5,720	5,653

Series 2017-1, Class E, 6.46%, 12/15/2023 (a)	3,500	3,620

Series 2017-4, Class D, 3.58%, 1/15/2024 (a)	2,630	2,622

Series 2017-2, Class E, 5.55%, 7/15/2024 (a)	3,630	3,695

Ford Credit Auto Lease Trust Series 2017-B, Class A3, 2.03%, 12/15/2020	4,348	4,333

FREED ABS Trust Series 2018-2, Class A, 3.99%, 10/20/2025 (a)	11,065	11,089

GE Capital Mortgage Services, Inc. Trust Series 1999-HE1, Class A6, 6.70%, 4/25/2029 ‡ (m)	397	422

GLS Auto Receivables Trust

Series 2016-1A, Class C, 6.90%, 10/15/2021 (a)	6,000	6,175

Series 2018-1A, Class A, 2.82%, 7/15/2022 (a)	2,622	2,617

Series 2017-1A, Class D, 5.50%, 6/17/2024 (a)	4,000	4,046

GM Financial Automobile Leasing Trust Series 2018-1, Class A3, 2.61%, 1/20/2021	12,975	12,957

GM Financial Consumer Automobile Receivables Trust Series 2018-2, Class A3, 2.81%, 12/16/2022	19,830	19,840

GMAT Trust

Series 2013-1A, Class M, 5.00%, 11/25/2043 ‡ (a) (m)	5,000	3,358

Series 2013-1A, Class A, 6.97%, 11/25/2043 ‡ (a) (c)	43	43

Golden Bear LLC Series 2016-R, Class R, 5.65%, 9/20/2047 ‡ (a)	2,235	2,266

Goodgreen (Cayman Islands) Series 2018-1A, Class A, 3.93%, 10/15/2053 (a) (m)	10,463	10,546

Goodgreen Trust

Series 2017-1A, Class A, 3.74%, 10/15/2052 (a)	1,845	1,842

SEE NOTES TO FINANCIAL STATEMENTS.

124	J.P. MORGAN INCOME FUNDS	FEBRUARY 28, 2019

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Asset-Backed Securities — continued

Series 2016-1A, Class B, 5.24%, 10/15/2052 ‡ (a)	1,401	1,419

Series 2017-2A, Class A, 3.26%, 10/15/2053 (a)	11,895	11,723

HERO Funding (Cayman Islands)

Series 2017-3A, Class A1, 3.19%, 9/20/2048 (a)	7,223	7,175

Series 2017-3A, Class A2, 3.95%, 9/20/2048 (a)	5,948	6,062

HERO Funding II (Cayman Islands)

Series 2016-3B, Class B, 5.24%, 9/20/2042 ‡ (a)	992	1,004

Series 2016-4B, Class B, 4.99%, 9/20/2047 ‡ (a)	7,145	7,255

HERO Funding Trust (Cayman Islands)

Series 2015-3A, Class A, 4.28%, 9/20/2041 (a)	4,704	4,867

Series 2016-3A, Class A1, 3.08%, 9/20/2042 (a)	2,140	2,112

Series 2017-1A, Class A2, 4.46%, 9/20/2047 (a)	6,060	6,243

Series 2017-2A, Class A2, 4.07%, 9/20/2048 (a)	6,919	6,952

HERO Residual Funding (Cayman Islands) Series 2016-1R, Class A1, 4.50%, 9/21/2042 (a)	5,498	5,470

Hertz Fleet Lease Funding LP Series 2018-1, Class A2, 3.23%, 5/10/2032 (a)	7,539	7,547

Hertz Vehicle Financing II LP Series 2018-1A, Class A, 3.29%, 2/25/2024 (a)	12,344	12,186

Honda Auto Receivables Owner Trust Series 2018-2, Class A3, 3.01%, 5/18/2022	14,823	14,888

Hyundai Auto Receivables Trust Series 2018-A, Class A3, 2.79%, 7/15/2022	8,105	8,108

Kabbage Asset Securitization LLC

Series 2017-1, Class A, 4.57%, 3/15/2022 (a)	12,000	12,039

Series 2017-1, Class B, 5.79%, 3/15/2022 ‡ (a)	6,415	6,477

Series 2017-1, Class C, 8.00%, 3/15/2022 ‡ (a)	10,000	10,188

KGS-Alpha SBA COOF Trust

Series 2012-4, Class A, IO, 0.97%, 9/25/2037 ‡ (a) (m)	11,544	300

Series 2012-2, Class A, IO, 0.89%, 8/25/2038 ‡ (a) (m)	9,901	237

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Series 2013-2, Class A, IO, 1.68%, 3/25/2039 ‡ (a) (m)	8,836	360

LendingClub Issuance Trust Series 2016-NP2, Class B, 6.00%, 1/17/2023 ‡ (a)	2,263	2,271

LendingPoint Funding Trust Series 2018-1, Class A2, 6.49%, 11/15/2024 ‡ (a) (m)	13,000	13,000

Lendmark Funding Trust

Series 2017-1A, Class A, 2.83%, 12/22/2025 (a)	5,819	5,759

Series 2017-2A, Class B, 3.38%, 5/20/2026 ‡ (a)	3,000	2,967

Series 2017-2A, Class C, 4.33%, 5/20/2026 ‡ (a)	4,300	4,318

Series 2018-1A, Class D, 6.25%, 12/21/2026 ‡ (a)	7,750	7,861

Series 2018-2A, Class D, 6.78%, 4/20/2027 (a)	8,970	9,030

Long Beach Mortgage Loan Trust Series 2004-1, Class M3, 3.54%, 2/25/2034 ‡ (m)	58	57

LV Tower 52 Issuer

Series 2013-1, Class A, 5.75%, 7/15/2019 ‡ (a)	11,258	11,258

Series 2013-1, Class M, 7.75%, 7/15/2019 ‡ (a)	13,172	13,172

Mariner Finance Issuance Trust

Series 2017-AA, Class A, 3.62%, 2/20/2029 (a)	12,303	12,316

Series 2018-AA, Class D, 6.57%, 11/20/2030 (a)	10,000	10,175

Marlette Funding Trust

Series 2016-1A, Class B, 4.78%, 1/17/2023 (a)	1,433	1,435

Series 2017-1A, Class A, 2.83%, 3/15/2024 (a)	301	301

Series 2017-3A, Class A, 2.36%, 12/15/2024 (a)	5,868	5,855

Series 2018-1A, Class A, 2.61%, 3/15/2028 (a)	4,886	4,874

Series 2018-1A, Class C, 3.69%, 3/15/2028 (a)	4,250	4,233

Series 2018-2A, Class A, 3.06%, 7/17/2028 (a)	5,631	5,626

Mercedes-Benz Auto Lease Trust Series 2018-A, Class A3, 2.41%, 2/16/2021	7,669	7,649

Mid-State Capital Corp. Trust

Series 2005-1, Class A, 5.75%, 1/15/2040	121	130

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2019	J.P. MORGAN INCOME FUNDS	125

JPMorgan Core Plus Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2019 (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Asset-Backed Securities — continued

Series 2005-1, Class M1, 6.11%, 1/15/2040 ‡	2,886	3,107

Series 2006-1, Class A, 5.79%, 10/15/2040 (a)	1,494	1,598

Series 2006-1, Class M1, 6.08%, 10/15/2040 ‡ (a)	1,813	1,959

Series 2006-1, Class M2, 6.74%, 10/15/2040 ‡ (a)	724	801

Morgan Stanley ABS Capital I, Inc. Trust Series 2003-SD1, Class M1, 4.74%, 3/25/2033 ‡ (m)	263	251

New Century Home Equity Loan Trust

Series 2003-5, Class AI6, 5.08%, 11/25/2033 ‡ (c)	445	449

Series 2005-1, Class M1, 3.16%, 3/25/2035 ‡ (m)	556	555

New Residential Advance Receivables Trust Advance Receivables Backed Notes Series 2016-T2, Class AT2, 2.58%, 10/15/2049 (a)	5,000	4,980

Nissan Auto Receivables Owner Trust Series 2017-C, Class A3, 2.12%, 4/18/2022	9,483	9,412

Ocwen Master Advance Receivables Trust Series 2016-T2, Class DT2, 4.45%, 8/16/2049 ‡ (a)	6,725	6,725

OL SP LLC

Series 2018, Class A, 4.16%, 2/9/2030	5,363	5,345

Series 2018, Class C, 4.25%, 2/9/2030 ‡	1,453	1,368

Series 2018, Class B, 4.61%, 2/9/2030 ‡	1,676	1,683

OnDeck Asset Securitization Trust LLC Series 2018-1A, Class A, 3.50%, 4/18/2022 (a)	7,250	7,276

OneMain Direct Auto Receivables Trust

Series 2017-2A, Class D, 3.42%, 10/15/2024 (a)	7,062	7,014

Series 2018-1A, Class C, 3.85%, 10/14/2025 (a)	15,882	15,977

OneMain Financial Issuance Trust

Series 2015-2A, Class C, 4.32%, 7/18/2025 ‡ (a)	6,120	6,126

Series 2015-1A, Class A, 3.19%, 3/18/2026 (a)	720	721

Series 2015-1A, Class C, 5.12%, 3/18/2026 ‡ (a)	7,435	7,518

Series 2016-1A, Class A, 3.66%, 2/20/2029 (a)	4,384	4,402

Series 2016-1A, Class B, 4.57%, 2/20/2029 ‡ (a)	4,000	4,051

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Series 2016-1A, Class C, 6.00%, 2/20/2029 (a)	7,400	7,570

Series 2019-1A, Class E, 5.69%, 2/14/2031 ‡ (a)	16,475	16,508

Oportun Funding VI LLC Series 2017-A, Class A, 3.23%, 6/8/2023 (a)	3,915	3,888

Oportun Funding VIII LLC Series 2018-A, Class A, 3.61%, 3/8/2024 (a)	10,408	10,382

Prestige Auto Receivables Trust Series 2016-2A, Class D, 3.91%, 11/15/2022 (a)	4,452	4,473

Progress Residential Trust

Series 2015-SFR2, Class A, 2.74%, 6/12/2032 (a)	10,665	10,566

Series 2015-SFR2, Class D, 3.68%, 6/12/2032 ‡ (a)	5,000	4,972

Series 2015-SFR2, Class E, 4.43%, 6/12/2032 ‡ (a)	3,602	3,603

Series 2015-SFR3, Class D, 4.67%, 11/12/2032 ‡ (a)	3,154	3,183

Series 2015-SFR3, Class E, 5.66%, 11/12/2032 (a)	5,580	5,643

Series 2017-SFR2, Class D, 3.60%, 12/17/2034 ‡ (a)	1,529	1,503

Series 2017-SFR2, Class E, 4.14%, 12/17/2034 ‡ (a)	7,851	7,827

Series 2017-SFR2, Class F, 4.84%, 12/17/2034 ‡ (a)	4,133	4,115

Series 2018-SFR1, Class F, 4.78%, 3/17/2035 ‡ (a)	3,655	3,636

Series 2018-SFR3, Class E, 4.87%, 10/17/2035 ‡ (a)	10,490	10,718

Prosper Marketplace Issuance Trust

Series 2017-3A, Class B, 3.36%, 11/15/2023 (a)	16,866	16,852

Series 2018-1A, Class A, 3.11%, 6/17/2024 (a)	5,540	5,543

Purchasing Power Funding LLC Series 2018-A, Class D, 4.66%, 8/15/2022 ‡ (a)	6,610	6,598

RCM Fund 1 Issuer LLC Series 2017-1, Class A, 5.50%, 10/25/2021 ‡ (a)	2,592	2,592

RCO Trust Series 2016-SFR1, Class M1, 4.50%, 11/25/2051 ‡ (a) (m)	3,843	3,824

Renew (Cayman Islands)

Series 2017-1A, Class A, 3.67%, 9/20/2052 (a)	2,408	2,424

Series 2017-1A, Class B, 5.75%, 9/20/2052 ‡ (a)	3,496	3,555

SEE NOTES TO FINANCIAL STATEMENTS.

126	J.P. MORGAN INCOME FUNDS	FEBRUARY 28, 2019

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Asset-Backed Securities — continued

Series 2017-2A, Class A, 3.22%, 9/22/2053 (a)	27,835	27,629

Rice Park Financing Trust Series 2016-A, Class A, 4.63%, 10/31/2041 ‡ (a)	8,945	8,936

Santander Drive Auto Receivables Trust

Series 2017-1, Class B, 2.10%, 6/15/2021	5,709	5,704

Series 2017-1, Class C, 2.58%, 5/16/2022	7,916	7,892

Series 2017-1, Class D, 3.17%, 4/17/2023	10,148	10,115

Series 2018-1, Class D, 3.32%, 3/15/2024	13,804	13,768

Series 2019-1, Class C, 3.42%, 4/15/2025	9,150	9,161

Santander Prime Auto Issuance Notes Trust Series 2018-A, Class E, 5.04%, 9/15/2025 (a)	7,121	7,179

Santander Retail Auto Lease Trust

Series 2018-A, Class A2A, 2.71%, 10/20/2020 (a)	6,993	6,988

Series 2018-A, Class A3, 2.93%, 5/20/2021 (a)	11,980	11,980

Securitized Asset-Backed Receivables LLC Trust Series 2006-CB1, Class AF2, 3.35%, 1/25/2036 ‡ (c)	201	172

SoFi Consumer Loan Program LLC Series 2016-2, Class A, 3.09%, 10/27/2025 (a)	903	902

SoFi Professional Loan Program LLC Series 2018-A, Class A2A, 2.39%, 2/25/2042 (a)	1,688	1,675

Soundview Home Loan Trust Series 2007-OPT1, Class 2A1, 2.57%, 6/25/2037 ‡ (m)	1,152	793

Spirit Airlines Pass-Through Trust Series 2017-1, Class AA, 3.38%, 2/15/2030	788	762

Spirit Master Funding LLC

Series 2014-4A, Class A2, 4.63%, 1/20/2045 (a)	21,607	21,710

Series 2017-1A, Class A, 4.36%, 12/20/2047 (a)	11,197	11,304

Springleaf Funding Trust

Series 2015-AA, Class C, 5.04%, 11/15/2024 ‡ (a)	5,808	5,832

Series 2015-AA, Class D, 6.31%, 11/15/2024 ‡ (a)	5,800	5,842

Series 2015-BA, Class B, 3.80%, 5/15/2028 ‡ (a)	11,450	11,443

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Series 2016-AA, Class C, 4.72%, 11/15/2029 (a)	14,000	13,952

Spruce ABS Trust Series 2016-E1, Class B, 6.90%, 6/15/2028 ‡ (a)	9,290	9,432

TCF Auto Receivables Owner Trust Series 2016-1A, Class A3, 1.71%, 4/15/2021 (a)	2,938	2,930

Tesla Auto Lease Trust Series 2018-A, Class A, 2.32%, 12/20/2019 (a)	1,582	1,579

Tidewater Auto Receivables Trust

Series 2018-AA, Class D, 4.30%, 11/15/2024 (a)	2,214	2,228

T-Mobile USA, Inc. 6.00%, 4/15/2024 ‡	418	—

Tricolor Auto Securitization Trust

Series 2018-1A, Class A, 5.05%, 12/15/2020 (a)	10,627	10,630

Series 2018-1A, Class B, 7.30%, 2/16/2021 (a)	8,600	8,600

Series 2018-2A, Class D, 7.98%, 8/15/2022 (a)	15,210	15,126

Tricon American Homes Trust Series 2016-SFR1, Class C, 3.49%, 11/17/2033 ‡ (a)	3,083	3,058

UAL Pass-Through Trust

Series 2007-1, 7.34%, 7/2/2019	296	300

Series 2007-1, 6.64%, 7/2/2022	914	953

United Airlines Pass-Through Trust

Series 2013-1, Class A, 4.30%, 8/15/2025	544	555

Series 2014-1, Class A, 4.00%, 4/11/2026	3,015	3,020

Series 2014-2, Class A, 3.75%, 9/3/2026	481	475

Series 2016-1, Class AA, 3.10%, 7/7/2028	309	297

Series 2016-1, Class A, 3.45%, 7/7/2028	320	308

Series 2016-2, Class AA, 2.88%, 10/7/2028	1,705	1,602

Series 2018-1, Class AA, 3.50%, 3/1/2030	17,682	17,209

Series 2018-1, Class A, 3.70%, 3/1/2030	1,268	1,228

Series 2019-1, Class AA, 4.15%, 8/25/2031	1,680	1,718

Series 2019-1, Class A, 4.55%, 8/25/2031	2,000	2,027

United Auto Credit Securitization Trust Series 2016-2, Class E, 5.50%, 1/10/2023 (a)	3,000	3,002

Upstart Securitization Trust Series 2017-2, Class A, 2.51%, 3/20/2025 (a)	1,445	1,443

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2019	J.P. MORGAN INCOME FUNDS	127

JPMorgan Core Plus Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2019 (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Asset-Backed Securities — continued

US Airways Pass-Through Trust

Series 2012-1, Class A, 5.90%, 10/1/2024	1,919	2,048

Series 2013-1, Class A, 3.95%, 11/15/2025	2,873	2,872

US Auto Funding LLC Series 2018-1A, Class B, 7.50%, 7/15/2023 (a)	4,355	4,396

USASF Receivables LLC Series 2017-1, Class B, 7.63%, 9/15/2030 (a)	3,385	3,385

Verizon Owner Trust

Series 2016-2A, Class A, 1.68%, 5/20/2021 (a)	5,254	5,235

Series 2017-2A, Class A, 1.92%, 12/20/2021 (a)	12,976	12,891

Series 2018-1A, Class A1A, 2.82%, 9/20/2022 (a)	31,246	31,249

Veros Automobile Receivables Trust

Series 2017-1, Class A, 2.84%, 4/17/2023 (a)	1,383	1,381

Series 2017-1, Class B, 3.98%, 4/17/2023 (a)	9,920	9,842

Series 2018-1, Class D, 5.74%, 8/15/2025 (a)	6,700	6,745

VM DEBT LLC Series 2017-1, Class A, 6.50%, 10/2/2024 ‡ (a)	10,432	10,432

VOLT LXIV LLC Series 2017-NP11, Class A1, 3.38%, 10/25/2047 ‡ (a) (c)	15,618	15,575

VOLT LXIX LLC

Series 2018-NPL5, Class A1B, 4.70%, 8/25/2048 ‡ (a) (c)	6,933	6,946

Series 2018-NPL5, Class A2, 5.80%, 8/25/2048 ‡ (a) (c)	6,530	6,549

VOLT LXVI Series 2018-NPL2, Class A1, 4.34%, 5/25/2048 ‡ (a) (c)	11,653	11,660

VOLT LXVII LLC Series 2018-NPL3, Class A1, 4.38%, 6/25/2048 ‡ (a) (c)	11,473	11,476

VOLT LXVIII LLC

Series 2018-NPL4, Class A1B, 4.83%, 7/27/2048 ‡ (a) (c)	8,278	8,306

Series 2018-NPL4, Class A2, 5.93%, 7/27/2048 ‡ (a) (c)	5,000	5,017

VOLT LXXII LLC Series 2018-NPL8, Class A1B, 4.65%, 10/26/2048 ‡ (a) (c)	30,100	29,842

VOLT LXXIII LLC

Series 2018-NPL9, Class A1A, 4.46%, 10/25/2048 ‡ (a) (c)	4,800	4,793

Series 2018-NPL9, Class A1B, 4.95%, 10/25/2048 (a) (c)	26,500	26,467

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

VOLT LXXIV LLC Series 2018-NP10, Class A1A, 4.58%, 11/25/2048 ‡ (a) (c)	29,350	29,464

VOLT LXXV LLC

Series 2019-NPL1, Class A1A, 4.34%, 1/25/2049 (a) (c)	21,569	21,616

Series 2019-NPL1, Class A1B, 4.83%, 1/25/2049 (a) (c)	14,000	14,053

VOLT Trust Series 2018-FT1, Class A1, 3.26%, 1/27/2023 (m)	2,877	2,843

Westgate Resorts LLC

Series 2018-1A, Class A, 3.38%, 12/20/2031 (a)	12,581	12,570

Series 2018-1A, Class B, 3.58%, 12/20/2031 ‡ (a)	9,429	9,386

Westlake Automobile Receivables Trust

Series 2016-2A, Class C, 2.83%, 5/17/2021 (a)	1,320	1,320

Series 2016-1A, Class E, 6.52%, 6/15/2022 (a)	3,260	3,278

Series 2017-1A, Class D, 3.46%, 10/17/2022 (a)	2,402	2,402

Series 2018-1A, Class D, 3.41%, 5/15/2023 (a)	3,150	3,145

Series 2017-1A, Class E, 5.05%, 8/15/2024 (a)	4,750	4,814

World Financial Network Credit Card Master Trust Series 2019-A, Class A, 3.14%, 12/15/2025	16,200	16,234

World Omni Auto Receivables Trust Series 2018-B, Class A3, 2.87%, 7/17/2023	40,000	40,022

World Omni Automobile Lease Securitization Trust

Series 2018-A, Class A3, 2.83%, 7/15/2021	11,571	11,569

Series 2018-A, Class A4, 2.94%, 5/15/2023	6,825	6,826

Total Asset-backed Securities (Cost $2,483,610)		2,480,803

Mortgage-Backed Securities — 16.0%

FHLMC

Pool # 1G1861, ARM, 4.04%, 3/1/2036 (m)	58	61

Pool # 1J1380, ARM, 5.26%, 3/1/2036 (m)	71	75

Pool # 1J1393, ARM, 4.31%, 10/1/2036 (m)	77	80

Pool # 1J1657, ARM, 3.96%, 5/1/2037 (m)	24	25

SEE NOTES TO FINANCIAL STATEMENTS.

128	J.P. MORGAN INCOME FUNDS	FEBRUARY 28, 2019

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Mortgage-Backed Securities — continued

Pool # 1Q0476, ARM, 4.56%, 10/1/2037 (m)	159	168

FHLMC Gold Pools, 15 Year, Single Family

Pool # J05944, 5.50%, 1/1/2021	51	51

Pool # G13821, 6.00%, 11/1/2021	14	14

Pool # G13385, 5.50%, 11/1/2023	45	47

Pool # G13603, 5.50%, 2/1/2024	23	24

Pool # G13805, 5.50%, 12/1/2024	131	135

Pool # G14252, 5.50%, 12/1/2024	128	132

Pool # J14494, 4.00%, 2/1/2026	965	992

FHLMC Gold Pools, 20 Year, Single Family

Pool # C91025, 7.00%, 1/1/2027	122	128

Pool # G30591, 6.00%, 2/1/2028	709	764

Pool # D98914, 4.00%, 1/1/2032	4,040	4,166

FHLMC Gold Pools, 30 Year, Single Family

Pool # C80091, 6.50%, 1/1/2024	29	32

Pool # C80161, 7.50%, 6/1/2024	1	1

Pool # G00271, 7.00%, 9/1/2024	22	22

Pool # C80245, 7.50%, 10/1/2024	4	4

Pool # G00278, 7.00%, 11/1/2024	11	12

Pool # C00496, 7.50%, 2/1/2027	1	1

Pool # D81734, 7.00%, 8/1/2027	21	21

Pool # G00747, 8.00%, 8/1/2027	36	42

Pool # D86005, 7.00%, 2/1/2028	3	3

Pool # G02210, 7.00%, 12/1/2028	94	106

Pool # C21930, 6.00%, 2/1/2029	8	8

Pool # C00785, 6.50%, 6/1/2029	18	20

Pool # C30263, 7.00%, 8/1/2029	4	4

Pool # A27201, 6.50%, 3/1/2032	71	78

Pool # A13067, 4.00%, 9/1/2033	33	33

Pool # G60154, 5.00%, 2/1/2034	16,779	17,950

Pool # G60214, 5.00%, 7/1/2035	15,466	16,524

Pool # C02641, 7.00%, 10/1/2036	45	50

Pool # C02660, 6.50%, 11/1/2036	102	117

Pool # G06172, 5.50%, 12/1/2038	1,760	1,907

Pool # G06576, 5.00%, 9/1/2040	7,906	8,476

Pool # A96733, 4.50%, 2/1/2041	14,054	14,820

Pool # G06493, 4.50%, 5/1/2041	707	743

Pool # Q05956, 4.50%, 2/1/2042	1,819	1,904

Pool # Q11285, 3.50%, 9/1/2042	5,761	5,814

Pool # Q12174, 3.50%, 10/1/2042	6,314	6,372

Pool # G07239, 3.00%, 12/1/2042	5,451	5,360

Pool # Q13796, 3.50%, 12/1/2042	7,840	7,912

Pool # Q15767, 3.00%, 2/1/2043	5,237	5,149

Pool # Q33869, 4.00%, 6/1/2045	5,069	5,190

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Pool # G61462, 4.00%, 7/1/2045	28,937	29,755

Pool # Q37784, 3.50%, 12/1/2045	3,574	3,589

Pool # Q39092, 4.00%, 2/1/2046	6,565	6,732

Pool # Q39412, 3.50%, 3/1/2046	2,358	2,368

Pool # Q40797, 3.50%, 5/1/2046	6,851	6,880

Pool # Q40905, 3.50%, 6/1/2046	916	920

Pool # Q40922, 3.50%, 6/1/2046	3,552	3,565

Pool # Q41602, 3.50%, 7/1/2046	1,846	1,852

Pool # Q42079, 3.50%, 7/1/2046	1,298	1,303

Pool # Q42657, 3.50%, 8/1/2046	12,125	12,168

Pool # Q42656, 4.00%, 8/1/2046	1,190	1,218

Pool # Q43241, 3.50%, 9/1/2046	13,408	13,452

Pool # Q43237, 4.00%, 9/1/2046	2,143	2,193

FHLMC Gold Pools, Other

Pool # G20027, 10.00%, 10/1/2030	17	18

Pool # B90491, 7.50%, 1/1/2032	260	285

Pool # U89009, 3.50%, 9/1/2032	969	983

Pool # U80074, 3.50%, 10/1/2032	3,551	3,606

Pool # G20028, 7.50%, 12/1/2036	368	402

Pool # U90690, 3.50%, 6/1/2042	2,980	2,996

Pool # U90975, 4.00%, 6/1/2042	763	783

Pool # U90230, 4.50%, 9/1/2042	2,866	3,007

Pool # U90281, 4.00%, 10/1/2042	2,156	2,213

Pool # U92021, 5.00%, 9/1/2043	3,033	3,261

Pool # U99076, 4.50%, 12/1/2043	6,207	6,512

Pool # U99084, 4.50%, 2/1/2044	5,142	5,395

Pool # U92996, 3.50%, 6/1/2045	663	665

Pool # U93026, 3.50%, 7/1/2045	1,404	1,409

Pool # U99134, 4.00%, 1/1/2046	5,675	5,826

Pool # U93155, 3.50%, 5/1/2046	979	982

Pool # U93158, 3.50%, 6/1/2046	1,352	1,357

Pool # U93167, 3.50%, 7/1/2046	986	988

Pool # U93172, 3.50%, 7/1/2046	1,179	1,183

FNMA

Pool # AM2292, ARM, 2.85%, 1/1/2023 (m)	2,333	2,333

Pool # 750285, ARM, 4.75%, 10/1/2033 (m)	19	19

Pool # 766610, ARM, 4.61%, 1/1/2034 (m)	77	80

Pool # 823660, ARM, 4.12%, 5/1/2035 (m)	88	92

Pool # 910181, ARM, 4.55%, 3/1/2037 (m)	68	71

Pool # 888304, ARM, 3.46%, 4/1/2037 (m)	5	5

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2019	J.P. MORGAN INCOME FUNDS	129

JPMorgan Core Plus Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2019 (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($000)		VALUE ($000)
Mortgage-Backed Securities — continued

Pool # 888750, ARM, 4.31%, 4/1/2037 (m)	98		102

Pool # 948208, ARM, 4.10%, 7/1/2037 (m)	55		57

Pool # 888620, ARM, 4.50%, 7/1/2037 (m)	68		71

FNMA, 10 Year, Single Family Pool # AD0672, 4.50%, 1/1/2020	18		19

FNMA, 15 Year, Single Family

Pool # 725993, 6.00%, 9/1/2019	—	(f)	—	(f)

Pool # 890129, 6.00%, 12/1/2021	22		22

Pool # 949379, 6.00%, 8/1/2022	31		32

Pool # 890231, 5.00%, 7/1/2025	222		227

FNMA, 20 Year, Single Family Pool # MA0602, 3.50%, 12/1/2030	317		319

FNMA, 30 Year, Single Family

Pool # 50617, 8.00%, 8/1/2022	—	(f)	—	(f)

Pool # 250228, 9.00%, 4/1/2025	1		1

Pool # 328066, 8.50%, 10/1/2025	—	(f)	—	(f)

Pool # 313692, 8.50%, 12/1/2025	6		7

Pool # 365997, 7.50%, 10/1/2026	3		3

Pool # 250854, 7.50%, 3/1/2027	1		1

Pool # 251569, 7.00%, 3/1/2028	1		1

Pool # 420165, 6.50%, 4/1/2028	43		47

Pool # 455598, 5.50%, 12/1/2028	26		28

Pool # 517656, 5.50%, 7/1/2029	20		21

Pool # 252570, 6.50%, 7/1/2029	21		23

Pool # 517679, 6.50%, 7/1/2029	76		83

Pool # 323866, 6.50%, 8/1/2029	17		18

Pool # 995656, 7.00%, 6/1/2033	217		249

Pool # AL6168, 5.00%, 9/1/2033	7,756		8,252

Pool # 725229, 6.00%, 3/1/2034	1,249		1,375

Pool # AA0918, 5.50%, 9/1/2034	238		256

Pool # 735503, 6.00%, 4/1/2035	123		136

Pool # 745948, 6.50%, 10/1/2036	20		22

Pool # AL0379, 8.00%, 12/1/2036	1,547		1,792

Pool # AA8502, 6.00%, 8/1/2037	57		61

Pool # 995149, 6.50%, 10/1/2038	61		69

Pool # 995504, 7.50%, 11/1/2038	85		100

Pool # AC3237, 5.00%, 10/1/2039	768		822

Pool # AC4467, 4.50%, 12/1/2039	1,951		2,049

Pool # AE1526, 4.50%, 9/1/2040	3,886		4,082

Pool # AE3095, 4.50%, 9/1/2040	1,934		2,032

Pool # AE0681, 4.50%, 12/1/2040	6,659		6,995

Pool # AL0038, 5.00%, 2/1/2041	7,097		7,598

Pool # AX5292, 5.00%, 1/1/2042	25,554		27,504

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Pool # BM1065, 5.50%, 2/1/2042	11,271	12,253

Pool # AL2059, 4.00%, 6/1/2042	19,029	19,746

Pool # AB7575, 3.00%, 1/1/2043	5,492	5,395

Pool # AR6380, 3.00%, 2/1/2043	5,171	5,080

Pool # 890564, 3.00%, 6/1/2043	6,653	6,535

Pool # AT5907, 4.00%, 6/1/2043	11,535	11,979

Pool # AS0214, 3.50%, 8/1/2043	11,953	12,078

Pool # AL6848, 5.00%, 6/1/2044	3,380	3,618

Pool # BA2343, 4.00%, 9/1/2045	7,498	7,675

Pool # BA1210, 3.50%, 5/1/2046	2,042	2,050

Pool # BA7485, 3.50%, 6/1/2046	1,265	1,270

Pool # BC2969, 3.50%, 6/1/2046	1,028	1,033

Pool # BD1371, 3.50%, 6/1/2046	2,551	2,560

Pool # BA7492, 4.00%, 6/1/2046	1,900	1,944

Pool # BC9368, 4.00%, 6/1/2046	6,011	6,146

Pool # BD1372, 4.00%, 6/1/2046	3,028	3,099

Pool # BD2956, 3.50%, 7/1/2046	9,938	9,972

Pool # BD5456, 3.50%, 8/1/2046	5,665	5,684

Pool # BM1169, 4.00%, 9/1/2046	20,066	20,852

Pool # BE0280, 3.50%, 10/1/2046	5,970	5,989

Pool # AS8335, 4.50%, 11/1/2046	14,882	15,530

Pool # BM1906, 4.00%, 5/1/2047	15,308	15,703

Pool # AS9811, 5.00%, 6/1/2047	7,681	8,178

Pool # BH7565, 4.00%, 8/1/2047	25,751	26,334

Pool # BM3500, 4.00%, 9/1/2047	12,138	12,473

Pool # BH6687, 4.00%, 11/1/2047	12,059	12,323

Pool # BE8347, 4.00%, 12/1/2047	7,201	7,358

Pool # BJ5254, 4.00%, 12/1/2047	13,736	14,039

Pool # BM3499, 4.00%, 12/1/2047	93,770	96,357

Pool # BJ5777, 4.50%, 12/1/2047	1,293	1,351

Pool # BH6689, 4.00%, 1/1/2048	20,917	21,365

Pool # BJ7311, 4.00%, 1/1/2048	51,248	52,368

Pool # BJ8238, 4.00%, 1/1/2048	16,920	17,293

Pool # BJ8265, 4.00%, 1/1/2048	11,279	11,525

Pool # BK1008, 4.00%, 1/1/2048	3,101	3,176

Pool # BJ4617, 4.00%, 2/1/2048	10,868	11,155

Pool # BJ5772, 4.00%, 2/1/2048	15,508	15,840

Pool # BK1581, 4.00%, 2/1/2048	2,004	2,047

Pool # BJ5803, 4.00%, 3/1/2048	11,189	11,425

Pool # BK1963, 4.00%, 3/1/2048	7,999	8,208

Pool # BM3665, 4.00%, 3/1/2048	29,027	29,900

Pool # BJ5789, 4.50%, 3/1/2048	5,642	5,895

Pool # BE2789, 4.00%, 4/1/2048	7,207	7,359

Pool # BJ5781, 4.50%, 4/1/2048	27,381	28,609

Pool # BK5943, 5.00%, 6/1/2048	8,350	8,884

SEE NOTES TO FINANCIAL STATEMENTS.

130	J.P. MORGAN INCOME FUNDS	FEBRUARY 28, 2019

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Mortgage-Backed Securities — continued

Pool # BK4130, 4.50%, 7/1/2048	2,999	3,106

Pool # BK6562, 4.50%, 7/1/2048	9,580	10,010

Pool # BK6589, 4.50%, 7/1/2048	3,150	3,291

Pool # BN0133, 4.00%, 8/1/2048	13,471	13,756

Pool # CA2171, 4.00%, 8/1/2048	25,684	26,283

Pool # BK9292, 5.00%, 8/1/2048	17,043	18,131

Pool # BN1312, 4.00%, 9/1/2048	25,708	26,250

Pool # 890863, 5.00%, 9/1/2048	43,251	46,335

Pool # BN0234, 5.00%, 9/1/2048	10,940	11,638

Pool # BN0861, 5.00%, 10/1/2048	4,967	5,281

FNMA, Other

Pool # AD0851, 4.37%, 2/1/2020	966	977

Pool # AE0134, 4.40%, 2/1/2020	331	335

Pool # 465973, 3.59%, 10/1/2020	939	947

Pool # 466430, 3.37%, 11/1/2020	1,652	1,667

Pool # 467950, 4.34%, 6/1/2021	5,649	5,826

Pool # 468564, 4.06%, 7/1/2021	1,225	1,258

Pool # 469612, 3.66%, 12/1/2021	1,450	1,485

Pool # 470622, 2.75%, 3/1/2022	244	243

Pool # AM2285, 2.41%, 1/1/2023	3,554	3,515

Pool # AM2255, 2.51%, 1/1/2023	3,726	3,698

Pool # AM2452, 2.44%, 2/1/2023	6,963	6,892

Pool # AM2859, 2.65%, 3/1/2023	3,900	3,871

Pool # AL3876, 2.77%, 6/1/2023	3,886	3,873

Pool # AM4170, 3.51%, 8/1/2023	15,000	15,530

Pool # AM5032, 3.64%, 12/1/2023	4,739	4,884

Pool # AM5079, 3.45%, 1/1/2024	5,003	5,123

Pool # AM5473, 3.76%, 3/1/2024	5,300	5,506

Pool # AN2363, 2.23%, 4/1/2024	3,838	3,733

Pool # AM6795, 3.05%, 9/1/2024	10,975	11,062

Pool # AM7551, 2.97%, 12/1/2024	13,405	13,455

Pool # AM7552, 2.97%, 12/1/2024	18,190	18,258

Pool # AM7290, 2.97%, 12/1/2024	4,110	4,126

Pool # AL6260, 3.09%, 12/1/2024	4,157	4,210

Pool # AM7682, 2.84%, 1/1/2025	5,890	5,848

Pool # AM7795, 2.92%, 1/1/2025	10,000	9,971

Pool # AN1302, 2.93%, 1/1/2025	4,129	4,121

Pool # AM8090, 2.48%, 2/1/2025	9,676	9,475

Pool # AM7514, 3.07%, 2/1/2025	29,120	29,226

Pool # AM8702, 2.73%, 4/1/2025	18,325	18,063

Pool # AM8674, 2.81%, 4/1/2025	18,640	18,447

Pool # AM8691, 2.64%, 6/1/2025	18,777	18,400

Pool # AN0287, 2.95%, 11/1/2025	5,000	4,986

Pool # AN0707, 3.13%, 2/1/2026	8,720	8,791

Pool # AN1222, 2.78%, 4/1/2026	7,000	6,896

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Pool # AN1413, 2.49%, 5/1/2026	10,000	9,678

Pool # AN1503, 2.62%, 5/1/2026	5,730	5,599

Pool # AN1221, 2.81%, 5/1/2026	4,000	3,947

Pool # AN1497, 2.61%, 6/1/2026	10,122	9,820

Pool # AN2193, 2.53%, 7/1/2026	5,942	5,771

Pool # AN2689, 2.20%, 10/1/2026	6,464	6,123

Pool # AN4000, 3.00%, 12/1/2026	2,381	2,371

Pool # AL6937, 3.92%, 12/1/2026	4,984	5,237

Pool # AN4917, 3.13%, 3/1/2027	13,674	13,638

Pool # AM8854, 2.88%, 7/1/2027	11,707	11,466

Pool # AN6318, 3.18%, 8/1/2027	8,500	8,442

Pool # BL0497, 3.84%, 10/1/2027	4,816	4,991

Pool # AN1449, 2.97%, 4/1/2028	6,801	6,674

Pool # AN9696, 3.50%, 6/1/2028	34,500	35,143

Pool # AN2005, 2.73%, 7/1/2028	10,620	10,166

Pool # 387807, 3.55%, 8/1/2028	11,451	11,708

Pool # 387845, 3.64%, 8/1/2028	5,265	5,419

Pool # AN2497, 2.60%, 9/1/2028	4,225	4,013

Pool # 387823, 3.56%, 9/1/2028	13,419	13,954

Pool # AN2956, 2.44%, 10/1/2028	7,112	6,652

Pool # AN3080, 2.61%, 11/1/2028	14,080	13,265

Pool # AN3685, 2.69%, 12/1/2028	15,076	14,283

Pool # AN4004, 3.27%, 12/1/2028	8,615	8,586

Pool # BL1040, 3.81%, 12/1/2028	16,000	16,665

Pool # AN4154, 3.17%, 1/1/2029	16,836	16,624

Pool # AN4349, 3.35%, 1/1/2029	8,606	8,629

Pool # AN4344, 3.37%, 1/1/2029	17,469	17,640

Pool # BL1455, 3.75%, 1/1/2029	8,691	9,021

Pool # BL1351, 3.58%, 2/1/2029	43,655	44,614

Pool # BL1339, 3.66%, 2/1/2029	4,111	4,229

Pool # AN1872, 2.90%, 5/1/2029	3,846	3,717

Pool # AN5677, 3.25%, 6/1/2029	9,825	9,775

Pool # 387883, 3.78%, 8/1/2030	16,369	16,917

Pool # 387827, 3.80%, 8/1/2030	7,918	8,198

Pool # AN0198, 3.34%, 11/1/2030	4,124	4,121

Pool # BL0853, 3.97%, 1/1/2031	9,941	10,453

Pool # AN1676, 2.99%, 5/1/2031	3,657	3,497

Pool # AN1953, 3.01%, 6/1/2031	1,958	1,887

Pool # AN1683, 3.03%, 6/1/2031	5,000	4,797

Pool # AN2308, 2.87%, 8/1/2031	9,246	8,894

Pool # AN2625, 2.50%, 10/1/2031	12,340	11,231

Pool # AN4118, 3.24%, 2/1/2032	9,190	8,977

Pool # AO7654, 3.50%, 5/1/2032	4,070	4,106

Pool # AO5230, 3.50%, 6/1/2032	2,894	2,920

Pool # AO7057, 3.50%, 6/1/2032	1,703	1,718

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2019	J.P. MORGAN INCOME FUNDS	131

JPMorgan Core Plus Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2019 (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($000)		VALUE ($000)
Mortgage-Backed Securities — continued

Pool # AO7746, 3.50%, 6/1/2032	249		252

Pool # AO8038, 3.50%, 7/1/2032	4,040		4,075

Pool # AP0645, 3.50%, 7/1/2032	4,356		4,394

Pool # AP0682, 3.50%, 7/1/2032	5,062		5,106

Pool # AP1314, 3.50%, 8/1/2032	4,236		4,273

Pool # AQ1534, 3.50%, 10/1/2032	1,232		1,243

Pool # AQ1607, 3.50%, 11/1/2032	989		998

Pool # 650236, 5.00%, 12/1/2032	12		12

Pool # AR7961, 3.50%, 3/1/2033	1,147		1,157

Pool # 868763, 6.50%, 4/1/2036	6		6

Pool # 886320, 6.50%, 7/1/2036	26		27

Pool # AO6757, 4.00%, 6/1/2042	4,453		4,569

Pool # MA1125, 4.00%, 7/1/2042	4,069		4,175

Pool # MA1213, 3.50%, 10/1/2042	14,686		14,778

Pool # MA1283, 3.50%, 12/1/2042	2,028		2,040

Pool # MA1328, 3.50%, 1/1/2043	7,173		7,218

Pool # MA1404, 3.50%, 4/1/2043	3,732		3,756

Pool # MA1462, 3.50%, 6/1/2043	2,112		2,129

Pool # MA1463, 3.50%, 6/1/2043	5,190		5,222

Pool # MA1510, 4.00%, 7/1/2043	4,275		4,386

Pool # MA1546, 3.50%, 8/1/2043	7,937		7,987

Pool # AU8840, 4.50%, 11/1/2043	2,423		2,531

Pool # AV2613, 4.50%, 11/1/2043	5,709		5,963

Pool # MA1711, 4.50%, 12/1/2043	3,952		4,128

Pool # AL6167, 3.50%, 1/1/2044	29,375		29,558

Pool # MA2346, 3.50%, 6/1/2045	1,186		1,189

Pool # MA2462, 4.00%, 11/1/2045	6,502		6,671

Pool # MA2482, 4.00%, 12/1/2045	6,348		6,512

Pool # MA2519, 4.00%, 1/1/2046	5,903		6,057

Pool # BC0784, 3.50%, 4/1/2046	876		879

Pool # MA2593, 4.00%, 4/1/2046	14,470		14,846

Pool # MA2631, 4.00%, 5/1/2046	16,773		17,201

Pool # MA2658, 3.50%, 6/1/2046	3,939		3,952

Pool # MA2690, 3.50%, 7/1/2046	9,204		9,233

GNMA I, 15 Year, Single Family Pool # 782933, 6.50%, 10/15/2023	63		66

GNMA I, 30 Year, Single Family

Pool # 299559, 10.00%, 11/15/2020	—	(f)	—	(f)

Pool # 314497, 7.25%, 1/15/2022	14		14

Pool # 316247, 9.00%, 1/15/2022	5		5

Pool # 297656, 7.50%, 10/15/2022	4		4

Pool # 376855, 7.00%, 2/15/2024	21		21

Pool # 380930, 7.00%, 4/15/2024	1		1

Pool # 780029, 9.00%, 11/15/2024	3		3

Pool # 405529, 8.50%, 11/15/2025	—	(f)	—	(f)

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Pool # 430999, 7.50%, 7/15/2026	13	13

Pool # 780481, 7.00%, 12/15/2026	4	4

Pool # 442422, 7.50%, 2/15/2027	2	3

Pool # 460982, 7.00%, 11/15/2027	2	2

Pool # 427295, 7.25%, 1/15/2028	13	13

Pool # 460759, 6.50%, 2/15/2028	61	67

Pool # 781118, 6.50%, 10/15/2029	43	49

Pool # 783867, 6.00%, 8/15/2036	4,076	4,564

Pool # AS4934, 4.50%, 5/15/2046	2,448	2,586

Pool # AT7538, 4.00%, 7/15/2046	10,120	10,491

Pool # AT7652, 4.00%, 8/15/2046	6,715	6,961

GNMA II, 30 Year, Single Family

Pool # 2056, 7.50%, 8/20/2025	3	3

Pool # 2270, 8.00%, 8/20/2026	2	3

Pool # 2285, 8.00%, 9/20/2026	28	32

Pool # 2379, 8.00%, 2/20/2027	2	2

Pool # 2397, 8.00%, 3/20/2027	1	1

Pool # 2445, 8.00%, 6/20/2027	11	12

Pool # 2457, 7.50%, 7/20/2027	27	31

Pool # 2538, 8.00%, 1/20/2028	6	7

Pool # 2581, 8.00%, 4/20/2028	1	1

Pool # 2606, 8.00%, 6/20/2028	1	1

Pool # 2619, 8.00%, 7/20/2028	2	2

Pool # 2633, 8.00%, 8/20/2028	6	6

Pool # 2714, 6.50%, 2/20/2029	5	6

Pool # 4901, 8.00%, 9/20/2031	311	353

Pool # 5020, 7.50%, 5/20/2032	147	162

Pool # 738210, 7.00%, 6/20/2032	288	314

Pool # 738062, 6.00%, 11/20/2032	521	560

Pool # 738059, 6.00%, 10/20/2033	163	174

Pool # 738049, 6.00%, 3/20/2035	499	533

Pool # 737987, 6.00%, 4/20/2036	567	609

Pool # 737975, 6.00%, 9/20/2036	81	86

Pool # 5034, 7.00%, 8/20/2038	140	155

Pool # 4245, 6.00%, 9/20/2038	124	135

Pool # 4930, 7.00%, 10/20/2038	472	543

Pool # 4964, 7.00%, 12/20/2038	88	94

Pool # 4872, 7.00%, 1/20/2039	499	562

Pool # 5072, 6.50%, 10/20/2039	164	180

Pool # 5218, 6.50%, 10/20/2039	236	263

Pool # AS8103, 3.50%, 6/20/2046	2,305	2,326

Pool # AS8104, 3.75%, 6/20/2046	1,973	2,008

Pool # AS8105, 4.00%, 6/20/2046	1,397	1,437

Pool # AS8106, 3.50%, 7/20/2046	2,948	2,974

Pool # AS8107, 3.75%, 7/20/2046	3,832	3,903

SEE NOTES TO FINANCIAL STATEMENTS.

132	J.P. MORGAN INCOME FUNDS	FEBRUARY 28, 2019

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Mortgage-Backed Securities — continued

Pool # BB8791, 4.00%, 12/20/2047	9,639	9,981

Pool # BD6195, 4.00%, 1/20/2048	23,528	24,221

Pool # BE9507, 4.50%, 3/20/2048	4,510	4,766

Pool # BG2382, 4.50%, 3/20/2048	3,602	3,781

Pool # BA7568, 4.50%, 4/20/2048	29,934	31,323

Pool # BD0512, 5.00%, 4/20/2048	20,427	21,578

Pool # BD0532, 5.00%, 6/20/2048	19,014	20,091

Pool # BH2970, 5.00%, 6/20/2048	12,876	13,662

Pool # BG3833, 4.50%, 7/20/2048	43,688	45,729

Pool # BD0549, 5.00%, 8/20/2048	18,559	19,616

Pool # BH9109, 4.50%, 10/20/2048	20,710	21,679

Pool # BJ7085, 5.00%, 12/20/2048	24,490	25,853

Pool # BK7188, 4.50%, 2/20/2049	15,000	15,682

Pool # BK7189, 5.00%, 2/20/2049	14,000	14,797

Total Mortgage-Backed Securities (Cost $2,280,983)		2,246,114

U.S. Treasury Obligations — 14.4%

U.S. Treasury Bonds

7.88%, 2/15/2021	2,625	2,891

8.13%, 5/15/2021	13,600	15,217

8.13%, 8/15/2021	10,000	11,321

8.00%, 11/15/2021	7,920	9,047

5.50%, 8/15/2028	59,164	72,806

5.25%, 2/15/2029	2,500	3,046

4.50%, 2/15/2036	51,659	63,225

4.50%, 5/15/2038	3,890	4,814

3.50%, 2/15/2039	85	92

4.38%, 5/15/2040	8,674	10,563

4.75%, 2/15/2041	8,270	10,586

4.38%, 5/15/2041	37,318	45,508

2.75%, 11/15/2042	92,162	87,201

3.63%, 8/15/2043	17,780	19,468

3.75%, 11/15/2043	79,172	88,437

2.50%, 2/15/2045	71,908	64,366

3.00%, 5/15/2045	9,760	9,622

2.88%, 8/15/2045	50,000	48,121

3.00%, 11/15/2045	155,278	153,034

2.50%, 5/15/2046	129,445	115,343

2.75%, 11/15/2047	80,800	75,532

U.S. Treasury Inflation Indexed Bonds 3.63%, 4/15/2028	1,000	1,936

U.S. Treasury Notes

2.13%, 8/15/2021	2,000	1,981

2.88%, 10/15/2021	1,000	1,009

1.75%, 5/31/2022	305,885	298,704

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

1.75%, 6/30/2022	112,372	109,699

2.13%, 6/30/2022 (n)	160,000	158,075

1.75%, 5/15/2023	1,735	1,681

2.00%, 8/15/2025	11,953	11,521

1.63%, 5/15/2026	10,909	10,189

2.88%, 5/15/2028	1,394	1,413

U.S. Treasury STRIPS Bonds

2.54%, 8/15/2019 (o)	45	44

3.47%, 8/15/2019 (o)	85	84

1.58%, 2/15/2020 (o)	25	24

3.01%, 5/15/2020 (o)	4,716	4,573

1.56%, 8/15/2020 (o)	1,050	1,011

2.37%, 2/15/2021 (o)	6,495	6,179

2.49%, 5/15/2021 (o)	15,000	14,179

3.95%, 11/15/2021 (o)	14,610	13,642

2.74%, 2/15/2022 (o)	640	593

2.39%, 5/15/2022 (o)	7,390	6,809

4.08%, 8/15/2022 (o)	3,400	3,109

4.23%, 11/15/2022 (o)	5,000	4,545

2.94%, 2/15/2023 (o)	225	203

2.09%, 8/15/2023 (o)	15	13

5.73%, 2/15/2028 (o)	2,615	2,037

3.24%, 5/15/2028 (o)	80,000	61,835

1.91%, 8/15/2028 (o)	48,829	37,424

3.26%, 11/15/2028 (o)	45,000	34,218

2.17%, 5/15/2029 (o)	67,000	50,130

3.14%, 8/15/2031 (o)	55,000	38,263

2.38%, 5/15/2032 (o)	16,318	11,093

3.24%, 5/15/2033 (o)	60,162	39,587

4.91%, 11/15/2033 (o)	42,000	27,231

3.46%, 11/15/2038 (o)	10,387	5,715

3.09%, 11/15/2039 (o)	22,425	11,876

2.86%, 8/15/2040 (o)	60,000	30,807

3.40%, 8/15/2041 (o)	48,775	24,097

3.18%, 2/15/2042 (o)	26,000	12,787

3.38%, 2/15/2042 (o)	24,400	11,813

3.18%, 5/15/2042 (o)	100,000	48,709

3.21%, 11/15/2042 (o)	21,800	10,314

U.S. Treasury STRIPS Notes 1.71%, 2/15/2020 (o)	3,115	3,039

Total U.S. Treasury Obligations (Cost $2,053,147)		2,022,431

Commercial Mortgage-Backed Securities — 10.4%

20 Times Square Trust Series 2018-20TS, Class F, 3.10%, 5/15/2035 ‡ (a) (m)	24,120	22,410

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2019	J.P. MORGAN INCOME FUNDS	133

JPMorgan Core Plus Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2019 (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Commercial Mortgage-Backed securities — continued

BAMLL Commercial Mortgage Securities Trust

Series 2012-PARK, Class A, 2.96%, 12/10/2030 (a)	2,985	2,991

Series 2016-FR14, Class A, 3.01%, 2/27/2048 (a) (m)	8,400	8,021

BAMLL Re-REMIC Trust

Series 2016-FR16, Class A, 0.94%, 5/27/2021 (a) (m)	5,750	5,393

Series 2013-FRR2, Class B, PO, 9/26/2022 (a)	8,992	7,526

Series 2014-FRR4, Class BK29, PO, 4/27/2023 (a)	8,600	6,258

Series 2013-FRR3, Class A, PO, 6/26/2023 (a)	14,650	11,812

Series 2016-FR13, Class A, 1.65%, 8/27/2045 (a) (m)	16,500	14,809

Series 2014-FRR5, Class A714, PO, 1/27/2047 (a)	3,050	2,824

Series 2014-FRR5, Class AK37, 2.63%, 1/27/2047 (a) (m)	15,000	13,512

Series 2014-FRR8, Class A, 2.19%, 11/26/2047 (a) (m)	12,000	10,220

BBCCRE Trust Series 2015-GTP, Class A, 3.97%, 8/10/2033 (a)	9,400	9,615

BB-UBS Trust

Series 2012-TFT, Class A, 2.89%, 6/5/2030 (a)	972	964

Series 2012-SHOW, Class A, 3.43%, 11/5/2036 (a)	13,922	13,923

Series 2012-SHOW, Class E, 4.03%, 11/5/2036 (a) (m)	12,692	12,229

BCRR Trust

Series 2014-FRR1, Class A716, PO, 8/26/2047 (a)	21,000	18,712

Series 2014-FRR1, Class B716, PO, 8/26/2047 ‡ (a)	14,335	12,378

BWAY Mortgage Trust Series 2013-1515, Class F, 3.93%, 3/10/2033 ‡ (a) (m)	5,000	4,665

BXMT Ltd. Series 2017-FL1, Class D, 5.19%, 6/15/2035 ‡ (a) (m)	8,500	8,489

Capmark Mortgage Securities, Inc. Series 1998-C2, Class X, IO, 1.14%, 5/15/2035 ‡ (m)	7,247	1

CD Commercial Mortgage Trust Series 2007-CD4, Class XC, IO, 0.78%, 12/11/2049 ‡ (a) (m)	271	3

CFCRE Commercial Mortgage Trust Series 2011-C2, Class D, 5.76%, 12/15/2047 ‡ (a) (m)	5,000	5,180

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Commercial Mortgage Trust

Series 2013-WWP, Class A2, 3.42%, 3/10/2031 (a)	6,100	6,210

Series 2018-HOME, Class A, 3.82%, 4/10/2033 (a) (m)	23,900	24,144

Series 2006-GG7, Class AM, 5.69%, 7/10/2038 (m)	2,020	2,024

Series 2013-CR9, Class D, 4.26%, 7/10/2045 ‡ (a) (m)	7,000	6,135

Series 2012-CR2, Class XA, IO, 1.65%, 8/15/2045 ‡ (m)	21,117	975

Series 2015-CR24, Class A5, 3.70%, 8/10/2048	8,032	8,188

Series 2015-CR25, Class A4, 3.76%, 8/10/2048	6,856	7,006

Credit Suisse Commercial Mortgage Trust Series 2007-C2, Class AX, IO, 0.05%, 1/15/2049 ‡ (a) (m)	10,192	—	(f)

CSAIL Commercial Mortgage Trust

Series 2017-CX10, Class UESC, 4.24%, 10/15/2032 ‡ (a) (m)	19,159	19,068

Series 2015-C3, Class A4, 3.72%, 8/15/2048	12,304	12,523

CSMC OA LLC Series 2014-USA, Class D, 4.37%, 9/15/2037 ‡ (a)	15,200	14,373

DBRR Re-REMIC Trust Series 2015-FRR1, Class B711, PO, 8/28/2045 (a)	7,715	7,537

DBUBS Mortgage Trust Series 2011-LC2A, Class XA, IO, 1.05%, 7/10/2044 ‡ (a) (m)	10,327	191

Exantas Capital Corp. Ltd. (Cayman Islands)

Series 2018-RSO6, Class C, 4.34%, 6/15/2035 ‡ (a) (m)	4,808	4,791

Series 2018-RSO6, Class D, 4.99%, 6/15/2035 ‡ (a) (m)	4,000	3,978

FHLMC Multifamily Structured Pass-Through Certificates

Series KJ13, Class A2, 2.86%, 8/25/2022	13,930	13,975

Series KJ18, Class A2, 3.07%, 8/25/2022	8,633	8,701

Series KJ09, Class A2, 2.84%, 9/25/2022	5,121	5,127

Series KJ07, Class A2, 2.31%, 12/25/2022	20,000	19,650

Series KJ06, Class A, 2.27%, 1/25/2023	25,000	24,376

Series K037, Class A2, 3.49%, 1/25/2024	15,000	15,357

Series K038, Class A2, 3.39%, 3/25/2024	3,429	3,503

Series K727, Class AM, 3.04%, 7/25/2024	10,471	10,495

SEE NOTES TO FINANCIAL STATEMENTS.

134	J.P. MORGAN INCOME FUNDS	FEBRUARY 28, 2019

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Commercial Mortgage-Backed securities — continued

Series K048, Class A2, 3.28%, 6/25/2025 (m)	13,500	13,716

Series KC02, Class A2, 3.37%, 7/25/2025	31,000	31,299

Series KS07, Class A2, 2.74%, 9/25/2025	21,600	21,103

Series KJ17, Class A2, 2.98%, 11/25/2025	12,710	12,655

Series K052, Class A2, 3.15%, 11/25/2025	3,791	3,812

Series KS06, Class A2, 2.72%, 7/25/2026	10,080	9,756

Series K058, Class AM, 2.72%, 8/25/2026 (m)	20,000	19,384

Series K061, Class AM, 3.44%, 11/25/2026 (m)	10,012	10,176

Series K063, Class AM, 3.51%, 1/25/2027 (m)	25,610	26,110

Series K065, Class A2, 3.24%, 4/25/2027	6,633	6,658

Series K065, Class AM, 3.33%, 5/25/2027	3,557	3,576

Series K069, Class A2, 3.19%, 9/25/2027 (m)	20,340	20,312

Series K070, Class A2, 3.30%, 11/25/2027 (m)	6,045	6,079

Series K073, Class A2, 3.35%, 1/25/2028	14,087	14,201

Series W5FX, Class AFX, 3.34%, 4/25/2028 (m)	9,910	9,832

Series K157, Class A1, 3.99%, 6/25/2030	18,314	19,211

Series K152, Class A2, 3.08%, 1/25/2031	8,843	8,528

Series K081, Class A2, 3.90%, 9/25/2051 (m)	17,845	18,747

FNMA ACES

Series 2011-M8, Class A2, 2.92%, 8/25/2021	533	534

Series 2013-M7, Class A2, 2.28%, 12/27/2022	2,837	2,778

Series 2014-M3, Class A2, 3.46%, 1/25/2024 (m)	8,935	9,134

Series 2014-M13, Class A2, 3.02%, 8/25/2024 (m)	8,909	8,944

Series 2015-M1, Class A2, 2.53%, 9/25/2024	12,965	12,683

Series 2015-M3, Class A2, 2.72%, 10/25/2024	10,000	9,871

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Series 2015-M7, Class A2, 2.59%, 12/25/2024	12,398	12,148

Series 2015-M2, Class A3, 3.04%, 12/25/2024 (m)	19,066	19,159

Series 2015-M8, Class A2, 2.90%, 1/25/2025 (m)	11,700	11,639

Series 2015-M5, Class A1, 2.87%, 3/25/2025 (m)	19,945	19,810

Series 2015-M13, Class A2, 2.71%, 6/25/2025 (m)	1,808	1,779

Series 2016-M6, Class A2, 2.49%, 5/25/2026	9,100	8,725

Series 2016-M7, Class A2, 2.50%, 9/25/2026	10,328	9,911

Series 2017-M1, Class A2, 2.42%, 10/25/2026 (m)	10,660	10,137

Series 2017-M3, Class A2, 2.49%, 12/25/2026 (m)	17,000	16,204

Series 2015-M10, Class A2, 3.09%, 4/25/2027 (m)	8,528	8,446

Series 2017-M8, Class A2, 3.06%, 5/25/2027 (m)	10,260	10,129

Series 2018-M2, Class A2, 2.90%, 1/25/2028 (m)	30,000	29,247

Series 2018-M4, Class A2, 3.04%, 3/25/2028 (m)	11,282	11,102

Series 2018-M7, Class A2, 3.05%, 3/25/2028 (m)	30,256	29,721

Series 2018-M9, Class APT2, 3.12%, 4/25/2028 (m)	36,000	35,546

Series 2018-M10, Class A2, 3.38%, 7/25/2028 (m)	20,853	21,082

Series 2018-M14, Class A2, 3.58%, 8/25/2028 (m)	20,089	20,604

Series 2019-M1, Class A2, 3.55%, 9/25/2028 (m)	57,380	58,603

Series 2019-M2, Class A2, 3.63%, 11/25/2028 (m)	39,845	40,939

Series 2017-M5, Class A2, 3.18%, 4/25/2029 (m)	30,277	29,734

Series 2018-M3, Class A2, 3.09%, 2/25/2030 (m)	7,528	7,373

FNMA Grantor Trust Series 2017-T1, Class A, 2.90%, 6/25/2027	37,887	36,846

FREMF Mortgage Trust

Series 2015-K720, Class B, 3.39%, 7/25/2022 (a) (m)	11,227	11,250

Series 2015-K720, Class C, 3.39%, 7/25/2022 (a) (m)	11,500	11,440

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2019	J.P. MORGAN INCOME FUNDS	135

JPMorgan Core Plus Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2019 (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Commercial Mortgage-Backed securities — continued

Series 2017-K727, Class C, 3.74%, 7/25/2024 (a) (m)	3,200	3,094

Series 2013-K25, Class C, 3.62%, 11/25/2045 (a) (m)	4,156	4,152

Series 2014-K38, Class C, 4.63%, 6/25/2047 (a) (m)	4,750	4,813

Series 2014-K39, Class C, 4.16%, 8/25/2047 (a) (m)	7,000	6,908

Series 2015-K721, Class B, 3.56%, 11/25/2047 (a) (m)	2,585	2,582

Series 2014-K40, Class C, 4.07%, 11/25/2047 (a) (m)	8,542	8,392

Series 2015-K718, Class C, 3.54%, 2/25/2048 (a) (m)	4,000	3,991

Series 2015-K45, Class B, 3.59%, 4/25/2048 (a) (m)	8,920	8,727

Series 2015-K46, Class C, 3.69%, 4/25/2048 (a) (m)	3,545	3,385

Series 2015-K48, Class B, 3.64%, 8/25/2048 (a) (m)	16,085	15,686

Series 2015-K51, Class B, 3.95%, 10/25/2048 (a) (m)	2,750	2,726

Series 2016-K55, Class B, 4.16%, 4/25/2049 (a) (m)	10,000	9,993

Series 2016-K56, Class B, 3.94%, 6/25/2049 (a) (m)	3,549	3,539

Series 2016-K722, Class B, 3.84%, 7/25/2049 (a) (m)	8,010	7,987

Series 2017-K68, Class B, 3.84%, 10/25/2049 (a) (m)	9,423	9,095

Series 2016-K59, Class B, 3.58%, 11/25/2049 (a) (m)	4,714	4,528

Series 2017-K63, Class B, 3.87%, 2/25/2050 (a) (m)	11,895	11,515

Series 2018-K74, Class B, 4.09%, 2/25/2051 (a) (m)	10,000	10,006

FRR Re-REMIC Trust

Series 2018-C1, Class A720, 3.01%, 8/27/2047 (a)	6,500	6,096

Series 2018-C1, Class AK43, 3.05%, 2/27/2048 (a)	5,000	4,427

GS Mortgage Securities Corp. Trust Series 2012-SHOP, Class XA, IO, 1.30%, 6/5/2031 ‡ (a) (m)	20,000	2

GS Mortgage Securities Trust

Series 2011-GC5, Class D, 5.39%, 8/10/2044 ‡ (a) (m)	2,579	2,491

Series 2019-GC38, Class A4, 3.97%, 2/10/2052 (m)	31,100	31,980

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Independence Plaza Trust Series 2018-INDP, Class A, 3.76%, 7/10/2035 (a)	16,270	16,537

JP Morgan Chase Commercial Mortgage Securities Trust

Series 2005-CB11, Class X1, IO, 0.02%, 8/12/2037 ‡ (a) (m)	20,583	4

Series 2006-CB15, Class X1, IO, 0.37%, 6/12/2043 ‡ (m)	6,700	8

Series 2010-C2, Class XA, IO, 1.53%, 11/15/2043 ‡ (a) (m)	4,506	82

Series 2005-LDP5, Class X1, IO, 12/15/2044 ‡ (a) (m)	2,039	–	(f)

Series 2006-LDP8, Class X, IO, 0.29%, 5/15/2045 ‡ (m)	435	1

Series 2006-LDP9, Class AMS, 5.34%, 5/15/2047	2,000	1,845

JPMCC Re-REMIC Trust

Series 2015-FRR2, Class AK36, 2.24%, 12/27/2046 (a) (m)	5,000	4,518

Series 2015-FRR2, Class AK39, 2.94%, 8/27/2047 (a) (m)	7,000	6,209

Series 2014-FRR1, Class BK10, 2.50%, 11/27/2049 ‡ (a) (m)	6,875	6,684

ML-CFC Commercial Mortgage Trust Series 2006-4, Class XC, IO, 0.78%, 12/12/2049 ‡ (a) (m)	1,819	–	(f)

Morgan Stanley Capital I Trust

Series 2007-HQ11, Class X, IO, 0.33%, 2/12/2044 ‡ (a) (m)	882	–	(f)

Series 2011-C3, Class A3, 4.05%, 7/15/2049	499	500

PFP Ltd. (Cayman Islands) Series 2017-3, Class D, 5.99%, 1/14/2035 ‡ (a) (m)	6,500	6,502

Series RR Trust Series 2015-1, Class A, PO, 4/26/2048 (a)	3,000	2,152

TPG Real Estate Finance Ltd. (Cayman Islands) Series 2018-FL1, Class D, 5.19%, 2/15/2035 ‡ (a) (m)	7,750	7,745

UBS Commercial Mortgage Trust

Series 2012-C1, Class XA, IO, 2.07%, 5/10/2045 (a) (m)	7,267	376

Series 2012-C1, Class D, 5.54%, 5/10/2045 ‡ (a) (m)	6,180	6,118

UBS-BAMLL Trust Series 2012-WRM, Class A, 3.66%, 6/10/2030 (a)	2,191	2,211

UBS-Barclays Commercial Mortgage Trust

Series 2012-C2, Class XA, IO, 1.32%, 5/10/2063 ‡ (a) (m)	12,235	456

Series 2012-C2, Class A4, 3.53%, 5/10/2063	1,560	1,580

SEE NOTES TO FINANCIAL STATEMENTS.

136	J.P. MORGAN INCOME FUNDS	FEBRUARY 28, 2019

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Commercial Mortgage-Backed securities — continued

VNDO Mortgage Trust Series 2012-6AVE, Class A, 3.00%, 11/15/2030 (a)	5,291	5,279

Wachovia Bank Commercial Mortgage Trust Series 2007-C30, Class XC, IO, 0.42%, 12/15/2043 ‡ (a) (m)	1,217	—	(f)

Wells Fargo Commercial Mortgage Trust Series 2015-C30, Class A4, 3.66%, 9/15/2058	7,598	7,723

Wells Fargo Re-REMIC Trust Series 2013-FRR1, Class AK16, PO, 12/27/2043 (a)	12,000	10,738

WFRBS Commercial Mortgage Trust

Series 2011-C3, Class A4, 4.38%, 3/15/2044 (a)	2,500	2,558

Series 2013-C11, Class D, 4.27%, 3/15/2045 ‡ (a) (m)	6,640	6,405

Worldwide Plaza Trust Series 2017-WWP, Class A, 3.53%, 11/10/2036 (a)	12,837	12,759

Total Commercial Mortgage-Backed Securities (Cost $1,451,898)		1,456,040

Collateralized Mortgage Obligations — 4.6%

Acre

12/15/2020	17,350	17,350

Series 2017-B, 12/15/2020	12,400	12,400

Adjustable Rate Mortgage Trust Series 2005-5, Class 6A21, 2.72%, 9/25/2035 (m)	19	19

Alternative Loan Trust

Series 2005-J6, Class 2A1, 5.50%, 7/25/2025	27	26

Series 2003-J3, Class 2A1, 6.25%, 12/25/2033	38	39

Series 2004-22CB, Class 1A1, 6.00%, 10/25/2034	609	632

Series 2005-23CB, Class A2, 5.50%, 7/25/2035	312	307

Series 2005-54CB, Class 1A11, 5.50%, 11/25/2035	1,440	1,338

Series 2005-86CB, Class A11, 5.50%, 2/25/2036	563	481

Series 2006-26CB, Class A9, 6.50%, 9/25/2036	157	125

American General Mortgage Loan Trust Series 2006-1, Class A5, 5.75%, 12/25/2035 (a) (m)	23	24

Angel Oak Mortgage Trust LLC Series 2017-1, Class A3, 3.64%, 1/25/2047 (a) (m)	398	397

INVESTMENTS	PRINCIPAL AMOUNT ($000)		VALUE ($000)

Antler Mortgage Trust Series 2018-RTL1, Class A2, 4.70%, 7/25/2022 (a)	7,000		7,007

Aqua Finance Trust Series 2017-A, Class A, 3.72%, 11/15/2035 (a)	7,602		7,502

ARIVO 9/15/2019 ‡	8,125		8,125

Banc of America Alternative Loan Trust Series 2004-6, Class 4A1, 5.00%, 7/25/2019	18		18

Banc of America Funding Trust

Series 2005-E, Class 4A1, 4.71%, 3/20/2035 (m)	165		166

Series 2005-5, Class 3A5, 5.50%, 8/25/2035	1,500		1,500

Series 2005-7, Class 30PO, PO, 11/25/2035 ‡	73		61

Banc of America Mortgage Trust

Series 2005-11, Class 15PO, PO, 12/25/2020 ‡	8		8

Series 2004-2, Class 2A4, 5.50%, 3/25/2034	47		47

Series 2004-F, Class 1A1, 4.49%, 7/25/2034 (m)	164		167

BCAP LLC Trust Series 2009-RR5, Class 8A1, 5.50%, 11/26/2034 (a) (m)	41		42

Bear Stearns ARM Trust Series 2003-7, Class 3A, 4.20%, 10/25/2033 (m)	65		65

Bear Stearns Mortgage Securities, Inc. Series 1997-6, Class 1A, 6.29%, 3/25/2031 (m)	1		1

Chase Mortgage Finance Trust Series 2007-A2, Class 2A1, 4.51%, 7/25/2037 (m)	1,052		1,072

CHL Mortgage Pass-Through Trust

Series 2004-J1, Class 2A1, 4.75%, 1/25/2019	—	(f)	–	(f)

Series 2004-8, Class 2A1, 4.50%, 6/25/2019	4		4

Series 2004-J7, Class 2A2, 4.50%, 8/25/2019	64		65

Series 2004-3, Class A25, 5.75%, 4/25/2034	162		160

Series 2004-5, Class 2A9, 5.25%, 5/25/2034	233		233

Series 2005-22, Class 2A1, 4.05%, 11/25/2035 (m)	347		304

Citicorp Mortgage Securities Trust Series 2006-1, Class 2A1, 5.00%, 2/25/2021	18		19

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2019	J.P. MORGAN INCOME FUNDS	137

JPMorgan Core Plus Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2019 (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($000)		VALUE ($000)
Collateralized Mortgage Obligations — continued

Citigroup Mortgage Loan Trust Series 2009-3, Class 5A2, 6.00%, 2/25/2037 (a) (m)	544		555

Citigroup Mortgage Loan Trust, Inc.

Series 2004-UST1, Class A3, 4.58%, 8/25/2034 (m)	75		77

Series 2004-HYB4, Class AA, 2.82%, 12/25/2034 (m)	84		80

Credit Suisse First Boston Mortgage Securities Corp.

Series 2005-7, Class 5A1, 4.75%, 8/25/2020	4		4

Series 2005-1, Class 1A16, 5.50%, 2/25/2035	147		147

CSFB Mortgage-Backed Pass-Through Certificates

Series 2005-10, Class 6A13, 5.50%, 11/25/2035	326		259

Series 2005-10, Class 10A4, 6.00%, 11/25/2035	229		116

CVS Pass-Through Trust

8.35%, 7/10/2031 (a)	304		369

5.77%, 1/10/2033 (a)	383		409

Deutsche Alt-A Securities, Inc. Mortgage Loan Trust Series 2005-3, Class 4APO, PO, 6/25/2035 ‡	38		33

DLJ Mortgage Acceptance Corp. Series 1993-19, Class A7, 6.75%, 1/25/2024	190		189

DT Asset Trust 5.84%, 12/16/2022	9,000		8,996

FHLMC — GNMA

Series 24, Class J, 6.25%, 11/25/2023	242		254

Series 23, Class KZ, 6.50%, 11/25/2023	35		37

Series 31, Class Z, 8.00%, 4/25/2024	36		38

FHLMC REMIC

Series 38, Class D, 9.50%, 5/15/2020	—	(f)	—	(f)

Series 84, Class F, 9.20%, 10/15/2020	—	(f)	—	(f)

Series 81, Class A, 8.13%, 11/15/2020	—	(f)	—	(f)

Series 109, Class I, 9.10%, 1/15/2021	—	(f)	—	(f)

Series 1316, Class Z, 8.00%, 6/15/2022	20		22

Series 1343, Class LB, 7.50%, 8/15/2022	7		7

Series 1351, Class TF, HB, 1,010.00%, 8/15/2022	—	(f)	2

Series 198, Class Z, 8.50%, 9/15/2022	—	(f)	—	(f)

Series 1456, Class Z, 7.50%, 1/15/2023	14		15

Series 1543, Class VN, 7.00%, 7/15/2023	103		109

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Series 1911, Class SD, IF, IO, 10.17%, 7/15/2023 (m)	39	5

Series 2033, Class K, 6.05%, 8/15/2023	139	146

Series 1577, Class PV, 6.50%, 9/15/2023	92	97

Series 1608, Class L, 6.50%, 9/15/2023	179	189

Series 3890, Class ET, 5.50%, 11/15/2023	148	154

Series 1630, Class PK, 6.00%, 11/15/2023	69	72

Series 1611, Class Z, 6.50%, 11/15/2023	175	186

Series 1628, Class LZ, 6.50%, 12/15/2023	142	149

Series 2756, Class NA, 5.00%, 2/15/2024	123	127

Series 1671, Class I, 7.00%, 2/15/2024	149	153

Series 1671, Class QC, IF, 10.00%, 2/15/2024 (m)	16	19

Series 1695, Class G, HB, IF, 26.69%, 3/15/2024 (m)	14	18

Series 1710, Class GB, HB, IF, 40.21%, 4/15/2024 (m)	9	12

Series 2989, Class TG, 5.00%, 6/15/2025	236	242

Series 3005, Class ED, 5.00%, 7/15/2025	404	420

Series 4030, Class IL, IO, 3.50%, 4/15/2027	1,842	164

Series 4060, Class TB, 2.50%, 6/15/2027	4,000	3,775

Series 2022, Class PE, 6.50%, 1/15/2028	22	24

Series 2036, Class PG, 6.50%, 1/15/2028	130	141

Series 2089, Class PJ, IO, 7.00%, 10/15/2028	24	3

Series 2091, Class PG, 6.00%, 11/15/2028	396	428

Series 2116, Class ZA, 6.00%, 1/15/2029	91	99

Series 2148, Class ZA, 6.00%, 4/15/2029	26	28

Series 2995, Class FT, 2.74%, 5/15/2029 (m)	125	124

Series 2530, Class SK, IF, IO, 5.61%, 6/15/2029 (m)	400	59

Series 2201, Class C, 8.00%, 11/15/2029	79	89

SEE NOTES TO FINANCIAL STATEMENTS.

138	J.P. MORGAN INCOME FUNDS	FEBRUARY 28, 2019

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Collateralized Mortgage Obligations — continued

Series 3648, Class CY, 4.50%, 3/15/2030	777	820

Series 3737, Class DG, 5.00%, 10/15/2030	291	303

Series 2261, Class ZY, 7.50%, 10/15/2030	2	2

Series 2293, Class ZA, 6.00%, 3/15/2031	144	159

Series 2310, Class Z, 6.00%, 4/15/2031	20	21

Series 2313, Class LA, 6.50%, 5/15/2031	8	9

Series 2325, Class JO, PO, 6/15/2031	68	62

Series 2330, Class PE, 6.50%, 6/15/2031	207	229

Series 2410, Class QB, 6.25%, 2/15/2032	300	336

Series 2534, Class SI, IF, 14.59%, 2/15/2032 (m)	45	61

Series 2427, Class GE, 6.00%, 3/15/2032	780	852

Series 2430, Class WF, 6.50%, 3/15/2032	601	672

Series 2594, Class IV, IO, 7.00%, 3/15/2032	103	12

Series 2643, Class SA, HB, IF, 29.32%, 3/15/2032 (m)	21	36

Series 2466, Class DH, 6.50%, 6/15/2032	108	119

Series 4146, Class KI, IO, 3.00%, 12/15/2032	5,814	756

Series 2543, Class YX, 6.00%, 12/15/2032	316	349

Series 2557, Class HL, 5.30%, 1/15/2033	202	219

Series 2994, Class SC, IF, IO, 3.11%, 2/15/2033 (m)	62	—(f)

Series 2586, IO, 6.50%, 3/15/2033	375	41

Series 2610, Class UI, IO, 6.50%, 5/15/2033	244	52

Series 2764, Class S, IF, 7.53%, 7/15/2033 (m)	44	49

Series 2656, Class AC, 6.00%, 8/15/2033	150	167

Series 2733, Class SB, IF, 5.77%, 10/15/2033 (m)	444	470

Series 3005, Class PV, IF, 8.82%, 10/15/2033 (m)	10	11

Series 2699, Class W, 5.50%, 11/15/2033	330	361

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Series 2990, Class SL, IF, 15.37%, 6/15/2034 (m)	41	47

Series 3611, PO, 7/15/2034	81	69

Series 2845, Class QH, 5.00%, 8/15/2034	268	284

Series 2864, Class NS, IF, IO, 4.61%, 9/15/2034 (m)	175	5

Series 2912, Class EH, 5.50%, 1/15/2035	1,155	1,267

Series 3059, Class B, 5.00%, 2/15/2035	16	16

Series 2980, Class QB, 6.50%, 5/15/2035	32	36

Series 3031, Class BN, IF, 11.99%, 8/15/2035 (m)	309	383

Series 3117, Class EO, PO, 2/15/2036	150	128

Series 3134, PO, 3/15/2036	46	41

Series 3152, Class MO, PO, 3/15/2036	288	248

Series 3184, Class YO, PO, 3/15/2036	448	405

Series 3138, PO, 4/15/2036	52	46

Series 3187, Class Z, 5.00%, 7/15/2036	1,380	1,477

Series 3542, Class TN, IF, 6.00%, 7/15/2036 (m)	28	32

Series 3201, Class IN, IF, IO, 3.76%, 8/15/2036 (m)	216	19

Series 3202, Class HI, IF, IO, 4.16%, 8/15/2036 (m)	1,113	149

Series 3855, Class AM, 6.50%, 11/15/2036	274	301

Series 3274, Class B, 6.00%, 2/15/2037	181	197

Series 3292, Class DO, PO, 3/15/2037	102	96

Series 3305, Class IW, IF, IO, 3.96%, 4/15/2037 (m)	357	32

Series 3306, Class TC, IF, 4.70%, 4/15/2037 (m)	26	27

Series 3306, Class TB, IF, 5.24%, 4/15/2037 (m)	29	31

Series 3331, PO, 6/15/2037	60	53

Series 3605, Class NC, 5.50%, 6/15/2037	819	894

Series 3383, Class OP, PO, 11/15/2037	112	96

Series 3409, Class DB, 6.00%, 1/15/2038	803	863

Series 3546, Class A, 4.17%, 2/15/2039 (m)	115	118

Series 3531, Class SM, IF, IO, 3.61%, 5/15/2039 (m)	47	2

Series 3827, Class BD, 4.00%, 8/15/2039	179	180

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2019	J.P. MORGAN INCOME FUNDS	139

JPMorgan Core Plus Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2019 (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Collateralized Mortgage Obligations — continued

Series 3572, Class JS, IF, IO, 4.31%, 9/15/2039 (m)	182	20

Series 3592, Class BZ, 5.00%, 10/15/2039	4,033	4,315

Series 3609, Class SA, IF, IO, 3.85%, 12/15/2039 (m)	766	98

Series 3610, Class CA, 4.50%, 12/15/2039	309	327

Series 3653, Class HJ, 5.00%, 4/15/2040	179	192

Series 3677, Class PB, 4.50%, 5/15/2040	2,894	3,094

Series 3852, Class TP, IF, 5.50%, 5/15/2041 (m)	401	431

Series 4374, Class NC, 3.75%, 2/15/2046 (c)	2,280	2,300

FHLMC STRIPS

Series 186, PO, 8/1/2027	160	146

Series 262, Class 35, 3.50%, 7/15/2042	5,040	5,089

Series 279, Class 35, 3.50%, 9/15/2042	1,765	1,777

Series 323, Class 300, 3.00%, 1/15/2044	6,047	5,927

Series 334, Class 300, 3.00%, 8/15/2044	4,911	4,815

FHLMC Structured Pass-Through Securities Certificates Series T-76, Class 2A, 2.48%, 10/25/2037 (m)	418	436

First Horizon Alternative Mortgage Securities Trust Series 2004-AA3, Class A1, 4.39%, 9/25/2034 (m)	242	240

First Horizon Mortgage Pass-Through Trust

Series 2004-AR6, Class 2A1, 4.70%, 12/25/2034 (m)	194	200

Series 2004-AR7, Class 2A2, 4.54%, 2/25/2035 (m)	75	76

FNMA Grantor Trust

Series 2001-T12, IO, 0.51%, 8/25/2041 (m)	16,827	296

Series 2002-T4, IO, 0.40%, 12/25/2041 (m)	34,007	242

Series 2002-T4, Class A2, 7.00%, 12/25/2041	391	437

Series 2002-T4, Class A4, 9.50%, 12/25/2041	649	768

Series 2002-T19, Class A1, 6.50%, 7/25/2042	532	602

Series 2002-T16, Class A2, 7.00%, 7/25/2042	608	692

INVESTMENTS	PRINCIPAL AMOUNT ($000)		VALUE ($000)

Series 2004-T2, Class 1A3, 7.00%, 11/25/2043	232		263

Series 2004-T2, Class 1A4, 7.50%, 11/25/2043	263		298

Series 2004-T1, Class 1A1, 6.00%, 1/25/2044	331		364

Series 2004-T3, Class 1IO4, IO, 0.57%, 2/25/2044 (m)	4,957		52

FNMA REMIC

Series 1989-72, Class E, 9.35%, 10/25/2019	1		1

Series 1990-1, Class D, 8.80%, 1/25/2020	—	(f)	—	(f)

Series 1990-110, Class H, 8.75%, 9/25/2020	—	(f)	—	(f)

Series 1990-117, Class E, 8.95%, 10/25/2020	—	(f)	—	(f)

Series 2001-4, Class PC, 7.00%, 3/25/2021	35		35

Series G-29, Class O, 8.50%, 9/25/2021	4		4

Series 1991-141, Class PZ, 8.00%, 10/25/2021	8		9

Series 1992-31, Class M, 7.75%, 3/25/2022	5		5

Series G92-30, Class Z, 7.00%, 6/25/2022	1		1

Series 1992-101, Class J, 7.50%, 6/25/2022	6		6

Series 1992-79, Class Z, 9.00%, 6/25/2022	5		5

Series G92-62, Class B, PO, 10/25/2022	5		5

Series 1995-4, Class Z, 7.50%, 10/25/2022	64		67

Series 1992-200, Class SK, HB, IF, 22.93%, 11/25/2022 (m)	59		69

Series 1997-37, Class SM, IF, IO, 5.51%, 12/25/2022 (m)	108		4

Series 2003-17, Class EQ, 5.50%, 3/25/2023	224		230

Series 1993-23, Class PZ, 7.50%, 3/25/2023	5		5

Series 1993-56, Class PZ, 7.00%, 5/25/2023	36		38

Series 1993-60, Class Z, 7.00%, 5/25/2023	20		21

Series 1993-79, Class PL, 7.00%, 6/25/2023	34		36

Series 1993-141, Class Z, 7.00%, 8/25/2023	69		73

SEE NOTES TO FINANCIAL STATEMENTS.

140	J.P. MORGAN INCOME FUNDS	FEBRUARY 28, 2019

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Collateralized Mortgage Obligations — continued

Series 1993-149, Class M, 7.00%, 8/25/2023	31	33

Series 1993-205, Class H, PO, 9/25/2023	1	1

Series 1993-160, Class ZA, 6.50%, 9/25/2023	62	64

Series 1993-165, Class SA, IF, 13.42%, 9/25/2023 (m)	12	14

Series 1995-19, Class Z, 6.50%, 11/25/2023	240	263

Series 1993-255, Class E, 7.10%, 12/25/2023	12	13

Series 1993-247, Class SM, HB, IF, 26.17%, 12/25/2023 (m)	11	12

Series 1994-29, Class Z, 6.50%, 2/25/2024	111	118

Series 2009-17, Class AI, IO, 5.00%, 3/25/2024	7	—	(f)

Series 1994-65, Class PK, PO, 4/25/2024	18	17

Series 2009-23, Class MI, IO, 4.50%, 4/25/2024	45	1

Series 1997-20, Class D, 7.00%, 3/17/2027	107	116

Series 1997-11, Class E, 7.00%, 3/18/2027	24	26

Series 1997-27, Class J, 7.50%, 4/18/2027	11	12

Series 2012-46, Class KI, IO, 3.50%, 5/25/2027	2,610	257

Series 1997-42, Class EG, 8.00%, 7/18/2027	160	178

Series 1997-63, Class ZA, 6.50%, 9/18/2027	117	129

Series 2013-13, Class IK, IO, 2.50%, 3/25/2028	9,038	659

Series 1998-66, Class FB, 2.84%, 12/25/2028 (m)	112	112

Series 1999-47, Class JZ, 8.00%, 9/18/2029	263	298

Series 2000-8, Class Z, 7.50%, 2/20/2030	126	141

Series 2001-36, Class ST, IF, IO, 6.01%, 11/25/2030 (m)	148	30

Series 2001-14, Class Z, 6.00%, 5/25/2031	111	118

Series 2001-16, Class Z, 6.00%, 5/25/2031	154	167

Series 2001-72, Class SB, IF, IO, 5.01%, 12/25/2031 (m)	360	55

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Series 2001-81, Class HE, 6.50%, 1/25/2032	692	771

Series 2002-19, Class SC, IF, 9.83%, 3/17/2032 (m)	62	71

Series 2002-56, Class PE, 6.00%, 9/25/2032	770	846

Series 2002-86, Class PG, 6.00%, 12/25/2032	592	654

Series 2012-148, Class IE, IO, 3.00%, 1/25/2033	6,703	813

Series 2003-25, Class KP, 5.00%, 4/25/2033	1,817	1,939

Series 2003-22, Class Z, 6.00%, 4/25/2033	368	402

Series 2003-47, Class PE, 5.75%, 6/25/2033	455	495

Series 2003-64, Class SX, IF, 7.48%, 7/25/2033 (m)	36	40

Series 2003-91, Class SD, IF, 8.35%, 9/25/2033 (m)	8	9

Series 2003-130, Class HZ, 6.00%, 1/25/2034	12,316	13,791

Series 2004-72, Class F, 2.99%, 9/25/2034 (m)	155	156

Series 2005-19, Class PB, 5.50%, 3/25/2035	3,000	3,327

Series 2009-89, Class A1, 5.41%, 5/25/2035	877	895

Series 2005-42, Class PS, IF, 10.78%, 5/25/2035 (m)	13	14

Series 2005-51, Class MO, PO, 6/25/2035	16	16

Series 2005-53, Class CS, IF, IO, 4.21%, 6/25/2035 (m)	686	59

Series 2005-65, Class KO, PO, 8/25/2035	101	86

Series 2005-72, Class WS, IF, IO, 4.26%, 8/25/2035 (m)	373	41

Series 2005-84, Class XM, 5.75%, 10/25/2035	168	182

Series 2005-90, Class ES, IF, 10.65%, 10/25/2035 (m)	73	89

Series 2005-106, Class US, IF, 15.44%, 11/25/2035 (m)	72	95

Series 2006-9, Class KZ, 6.00%, 3/25/2036	309	337

Series 2006-22, Class AO, PO, 4/25/2036	187	161

Series 2006-27, Class OB, PO, 4/25/2036	1,095	904

Series 2006-27, Class OH, PO, 4/25/2036	79	71

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2019	J.P. MORGAN INCOME FUNDS	141

JPMorgan Core Plus Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2019 (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Collateralized Mortgage Obligations — continued

Series 2006-20, Class IB, IF, IO, 4.10%, 4/25/2036 (m)	309	50

Series 2011-19, Class ZY, 6.50%, 7/25/2036	282	318

Series 2006-77, Class PC, 6.50%, 8/25/2036	348	383

Series 2006-110, PO, 11/25/2036	170	144

Series 2006-128, PO, 1/25/2037	154	129

Series 2007-10, Class Z, 6.00%, 2/25/2037	91	99

Series 2007-22, Class SC, IF, IO, 3.59%, 3/25/2037 (m)	75	4

Series 2007-54, Class IB, IF, IO, 3.92%, 6/25/2037 (m)	5,098	815

Series 2008-93, Class AM, 5.50%, 6/25/2037	84	86

Series 2007-68, Class IA, IO, 6.50%, 6/25/2037	37	4

Series 2007-109, Class YI, IF, IO, 3.96%, 12/25/2037 (m)	2,625	401

Series 2008-91, Class SI, IF, IO, 3.51%, 3/25/2038 (m)	1,074	114

Series 2010-70, Class SA, IF, IO, 6.00%, 4/25/2038 (m)	1,038	204

Series 2011-22, Class MA, 6.50%, 4/25/2038	280	290

Series 2008-62, Class SM, IF, IO, 3.71%, 7/25/2038 (m)	755	108

Series 2009-29, Class LA, 1.51%, 5/25/2039 (m)	415	377

Series 2009-52, Class PI, IO, 5.00%, 7/25/2039	370	68

Series 2009-112, Class ST, IF, IO, 3.76%, 1/25/2040 (m)	579	72

Series 2009-112, Class SW, IF, IO, 3.76%, 1/25/2040 (m)	381	46

Series 2010-10, Class NT, 5.00%, 2/25/2040	1,332	1,432

Series 2010-49, Class SC, IF, 7.68%, 3/25/2040 (m)	290	321

Series 2010-35, Class SB, IF, IO, 3.93%, 4/25/2040 (m)	573	73

Series 2010-129, Class PZ, 4.50%, 11/25/2040	3,147	3,277

Series 2011-126, Class KB, 4.00%, 12/25/2041	11,439	11,982

Series 2016-33, Class JA, 3.00%, 7/25/2045	19,240	19,190

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Series 2016-38, Class NA, 3.00%, 1/25/2046	14,270	14,149

Series 2007-71, Class GZ, 6.00%, 7/25/2047	185	193

FNMA REMIC Trust

Series 2002-W7, Class IO1, IO, 0.90%, 6/25/2029 (m)	6,605	170

Series 2001-W3, Class A, 6.06%, 9/25/2041 (m)	265	283

Series 2002-W10, IO, 0.90%, 8/25/2042 (m)	2,953	69

Series 2003-W4, Class 2A, 6.50%, 10/25/2042 (m)	105	117

Series 2004-W11, Class 1IO1, IO, 0.36%, 5/25/2044 (m)	14,487	182

FNMA STRIPS

Series 356, Class 42, IO, 5.50%, 12/25/2019	12	—	(f)

Series 203, Class 2, IO, 8.00%, 2/25/2023	514	57

Series 266, Class 2, IO, 7.50%, 8/25/2024	93	12

Series 313, Class 1, PO, 6/25/2031	756	667

Series 380, Class S36, IF, IO, 5.41%, 7/25/2037 (m)	186	37

Series 383, Class 68, IO, 6.50%, 9/25/2037	108	22

Series 383, Class 86, IO, 7.00%, 9/25/2037 (m)	64	13

Series 383, Class 69, IO, 6.50%, 10/25/2037 (m)	156	31

FNMA Trust

Series 2003-W3, Class 2A5, 5.36%, 6/25/2042	15	16

Series 2003-W6, Class 1A41, 5.40%, 10/25/2042	184	198

Series 2004-W2, Class 1A, 6.00%, 2/25/2044	238	258

Series 2004-W9, Class 1A3, 6.05%, 2/25/2044	444	481

Series 2004-W2, Class 2A2, 7.00%, 2/25/2044	70	79

Series 2004-W8, Class 3A, 7.50%, 6/25/2044	178	202

Series 2005-W4, Class 1A1, 6.00%, 8/25/2045	280	306

GLS Funding III LLC

6/15/2020 ‡	9,942	9,944

0.00%, 6/15/2020 ‡	28,921	28,932

SEE NOTES TO FINANCIAL STATEMENTS.

142	J.P. MORGAN INCOME FUNDS	FEBRUARY 28, 2019

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Collateralized Mortgage Obligations — continued

GMACM Mortgage Loan Trust

Series 2003-J10, Class A1, 4.75%, 1/25/2019	13	13

Series 2005-AR3, Class 3A4, 3.91%, 6/19/2035 (m)	102	100

GNMA

Series 1997-7, Class ZA, 9.00%, 5/16/2027	47	47

Series 2014-60, Class W, 4.28%, 2/20/2029 (m)	1,785	1,812

Series 2002-13, Class QA, IF, IO, 5.57%, 2/16/2032 (m)	441	5

Series 2002-47, Class HM, 6.00%, 7/16/2032	13	13

Series 2002-84, Class PH, 6.00%, 11/16/2032	665	723

Series 2008-29, PO, 2/17/2033	31	30

Series 2003-18, Class PG, 5.50%, 3/20/2033	704	762

Series 2003-52, Class SB, IF, 7.21%, 6/16/2033 (m)	84	92

Series 2003-101, Class SK, IF, IO, 4.08%, 10/17/2033 (m)	1,216	148

Series 2004-2, Class SA, IF, 11.33%, 1/16/2034 (m)	239	327

Series 2004-19, Class KE, 5.00%, 3/16/2034	2,770	2,967

Series 2004-73, Class AE, IF, 9.74%, 8/17/2034 (m)	10	11

Series 2004-86, Class SP, IF, IO, 3.62%, 9/20/2034 (m)	615	60

Series 2004-90, Class SI, IF, IO, 3.62%, 10/20/2034 (m)	496	63

Series 2010-31, Class SK, IF, IO, 3.62%, 11/20/2034 (m)	324	37

Series 2004-105, Class SN, IF, IO, 3.62%, 12/20/2034 (m)	1,092	89

Series 2005-56, Class IC, IO, 5.50%, 7/20/2035	80	18

Series 2006-23, Class S, IF, IO, 4.02%, 1/20/2036 (m)	380	5

Series 2006-26, Class S, IF, IO, 4.02%, 6/20/2036 (m)	826	109

Series 2006-33, Class PK, 6.00%, 7/20/2036	255	281

Series 2009-81, Class A, 5.75%, 9/20/2036	156	169

Series 2007-7, Class EI, IF, IO, 3.72%, 2/20/2037 (m)	1,214	160

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Series 2007-9, Class CI, IF, IO, 3.72%, 3/20/2037 (m)	655	81

Series 2007-17, Class JO, PO, 4/16/2037	78	64

Series 2007-16, Class KU, IF, IO, 4.17%, 4/20/2037 (m)	887	105

Series 2007-22, Class PK, 5.50%, 4/20/2037	1,041	1,151

Series 2007-26, Class SC, IF, IO, 3.72%, 5/20/2037 (m)	272	29

Series 2007-24, Class SA, IF, IO, 4.03%, 5/20/2037 (m)	1,198	149

Series 2009-16, Class SJ, IF, IO, 4.32%, 5/20/2037 (m)	1,162	141

Series 2008-34, Class OC, PO, 6/20/2037	226	189

Series 2009-106, Class XL, IF, IO, 4.27%, 6/20/2037 (m)	442	36

Series 2009-79, Class OK, PO, 11/16/2037	197	171

Series 2007-67, Class SI, IF, IO, 4.03%, 11/20/2037 (m)	235	26

Series 2008-40, Class SA, IF, IO, 3.92%, 5/16/2038 (m)	916	130

Series 2008-40, Class PS, IF, IO, 4.02%, 5/16/2038 (m)	429	46

Series 2009-77, Class CS, IF, IO, 4.52%, 6/16/2038 (m)	444	29

Series 2008-50, Class SA, IF, IO, 3.75%, 6/20/2038 (m)	1,782	171

Series 2008-49, Class PH, 5.25%, 6/20/2038	1,258	1,335

Series 2008-55, Class PL, 5.50%, 6/20/2038	1,161	1,275

Series 2009-12, Class IE, IO, 5.50%, 3/20/2039	510	95

Series 2009-75, Class IY, IO, 5.50%, 6/20/2039	293	52

Series 2009-72, Class SM, IF, IO, 3.77%, 8/16/2039 (m)	470	58

Series 2010-4, Class SB, IF, IO, 4.02%, 8/16/2039 (m)	188	4

Series 2010-157, Class OP, PO, 12/20/2040	482	395

Series 2015-157, Class GA, 3.00%, 1/20/2045	1,142	1,132

Series 2012-H11, Class FA, 3.21%, 2/20/2062 (m)	7,615	7,655

Series 2012-H18, Class FA, 3.06%, 8/20/2062 (m)	1,867	1,871

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2019	J.P. MORGAN INCOME FUNDS	143

JPMorgan Core Plus Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2019 (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Collateralized Mortgage Obligations — continued

Series 2013-H04, Class BA, 1.65%, 2/20/2063	2,746	2,712

Series 2013-H20, Class FB, 3.51%, 8/20/2063 (m)	6,715	6,788

Series 2013-H23, Class FA, 3.81%, 9/20/2063 (m)	8,307	8,458

Series 2015-H02, Class HA, 2.50%, 1/20/2065	5,174	4,998

Series 2015-H04, Class FL, 2.98%, 2/20/2065 (m)	8,856	8,857

Series 2015-H23, Class FB, 3.03%, 9/20/2065 (m)	7,403	7,418

Series 2015-H32, Class FH, 3.17%, 12/20/2065 (m)	6,620	6,671

Series 2016-H16, Class FD, 3.10%, 6/20/2066 (m)	11,636	11,699

Series 2016-H17, Class FC, 3.34%, 8/20/2066 (m)	7,150	7,218

Series 2016-H23, Class F, 3.26%, 10/20/2066 (m)	18,528	18,644

Series 2016-H26, Class FC, 3.51%, 12/20/2066 (m)	17,937	18,240

Series 2017-H08, Class XI, IO, 2.22%, 3/20/2067 (m)	23,554	2,869

Series 2017-H08, Class FC, 3.11%, 3/20/2067 (m)	27,900	28,031

Series 2017-H11, Class XI, IO, 1.89%, 5/20/2067 (m)	63,667	7,239

Series 2017-H14, Class XI, IO, 1.61%, 6/20/2067 (m)	24,261	2,285

Series 2017-H14, Class AI, IO, 1.98%, 6/20/2067 (m)	35,593	4,033

Series 2017-H23, Class FA, 2.99%, 10/20/2067 (m)	33,650	33,667

Goodgreen Trust Series 2017-R1, 5.00%, 10/20/2051	20,070	19,605

GSR Mortgage Loan Trust

Series 2003-7F, Class 1A4, 5.25%, 6/25/2033	102	105

Series 2004-6F, Class 2A4, 5.50%, 5/25/2034	174	177

Series 2004-6F, Class 3A4, 6.50%, 5/25/2034	162	172

Series 2004-8F, Class 2A3, 6.00%, 9/25/2034	65	67

Series 2005-5F, Class 8A1, 2.99%, 6/25/2035 (m)	28	27

Series 2005-5F, Class 8A3, 2.99%, 6/25/2035 (m)	16	15

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Series 2007-2F, Class 2A7, 5.75%, 2/25/2037	108	130

Headlands Residential LLC Series 2017-RPL1, Class A, 3.88%, 8/25/2022 (a) (c)	11,950	11,816

HERO Funding III (Cayman Islands) Series 2017-1A, Class A, 3.50%, 9/21/2043 (a)	8,409	8,429

Hunt Companies Finance Trust, Inc. 7.25%, 2/13/2025	26,750	26,750

Impac CMB Trust

Series 2004-10, Class 3A1, 3.19%, 3/25/2035 (m)	570	534

Series 2004-10, Class 3A2, 3.29%, 3/25/2035 (m)	355	330

Impac Secured Assets CMN Owner Trust Series 2003-2, Class A1, 5.50%, 8/25/2033	9	9

JP Morgan Mortgage Trust

Series 2004-S2, Class 5A1, 5.50%, 12/25/2019	104	98

Series 2006-A2, Class 5A3, 4.62%, 11/25/2033 (m)	178	182

Series 2006-A2, Class 4A1, 4.48%, 8/25/2034 (m)	257	264

Series 2004-S1, Class 3A1, 5.50%, 9/25/2034	207	207

Series 2004-S2, Class 4A5, 6.00%, 11/25/2034	468	460

Series 2007-A1, Class 5A2, 4.69%, 7/25/2035 (m)	73	75

MASTR Adjustable Rate Mortgages Trust Series 2004-13, Class 2A1, 4.69%, 4/21/2034 (m)	53	55

MASTR Alternative Loan Trust

Series 2004-10, Class 1A1, 4.50%, 9/25/2019	23	23

Series 2004-8, Class 6A1, 5.50%, 9/25/2019	7	7

Series 2004-11, Class 8A3, 5.50%, 10/25/2019	6	6

Series 2005-1, Class 5A1, 5.50%, 1/25/2020	1	1

Series 2003-7, Class 4A3, 8.00%, 11/25/2033	1	1

Series 2003-8, Class 3A1, 5.50%, 12/25/2033	44	45

Series 2004-6, Class 7A1, 6.00%, 7/25/2034	375	383

SEE NOTES TO FINANCIAL STATEMENTS.

144	J.P. MORGAN INCOME FUNDS	FEBRUARY 28, 2019

INVESTMENTS	PRINCIPAL AMOUNT ($000)		VALUE ($000)
Collateralized Mortgage Obligations — continued

Series 2004-6, Class 6A1, 6.50%, 7/25/2034	460		473

Series 2004-7, Class 30PO, PO, 8/25/2034 ‡	45		38

Series 2004-7, Class 3A1, 6.50%, 8/25/2034	35		37

MASTR Asset Securitization Trust

Series 2003-11, Class 3A1, 4.50%, 12/25/2018	1		1

Series 2004-6, Class 15PO, PO, 7/25/2019 ‡	—	(f)	—	(f)

Series 2004-6, Class 4A1, 5.00%, 7/25/2019	1		1

Series 2004-6, Class 3A1, 5.25%, 7/25/2019	2		2

Series 2004-8, PO, 8/25/2019 ‡	1		1

Series 2004-10, Class 1A1, 4.50%, 10/25/2019	—	(f)	—	(f)

Series 2004-P7, Class A6, 5.50%, 12/27/2033 (a)	87		87

MASTR Resecuritization Trust Series 2005-PO, Class 3PO, PO, 5/28/2035 ‡ (a)	30		25

Merrill Lynch Mortgage Investors Trust

Series 2004-C, Class A2, 3.51%, 7/25/2029 (m)	149		146

Series 2004-D, Class A3, 4.52%, 9/25/2029 (m)	85		85

Morgan Stanley Mortgage Loan Trust

Series 2004-3, Class 4A, 5.63%, 4/25/2034 (m)	314		332

Series 2004-7AR, Class 2A6, 4.50%, 9/25/2034 (m)	120		121

NACC Reperforming Loan REMIC Trust Series 2004-R2, Class A1, 6.50%, 10/25/2034 (a) (m)	143		140

NCUA Guaranteed Notes Trust Series 2010-R3, Class 3A, 2.40%, 12/8/2020	41		41

New Residential Mortgage Loan Trust Series 2019-RPL1, Class A1, 4.33%, 2/26/2024 (a) (c)	11,040		11,040

PHH Mortgage Trust Series 2008-CIM2, Class 5A1, 6.00%, 7/25/2038	92		92

Prime Mortgage Trust Series 2004-CL1, Class 1A1, 6.00%, 2/25/2034	140		148

RALI Trust

Series 2003-QS14, Class A1, 5.00%, 7/25/2018	2		2

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Series 2004-QS3, Class CB, 5.00%, 3/25/2019	9	9

Series 2005-QS5, Class A4, 5.75%, 4/25/2035	1,915	1,785

RCO Trust Series 2017-INV1, Class A, 3.20%, 11/25/2052 (a) (m)	16,437	16,187

Residential Asset Securitization Trust

Series 2003-A8, Class A1, 3.75%, 10/25/2018	20	19

Series 2006-A6, Class 2A13, 6.00%, 7/25/2036	126	104

RFMSI Trust

Series 2005-SA4, Class 1A1, 4.00%, 9/25/2035 (m)	94	85

Series 2006-S1, Class 1A8, 5.75%, 1/25/2036	1,030	963

SACO I, Inc. Series 1997-2, Class 1A5, 7.00%, 8/25/2036 (a)	31	31

SART

4.75%, 7/15/2024	33,457	33,660

4.76%, 6/15/2025	45,129	45,383

Sequoia Mortgage Trust Series 2004-8, Class A2, 3.49%, 9/20/2034 (m)	502	499

Structured Adjustable Rate Mortgage Loan Trust Series 2004-14, Class 1A, 4.22%, 10/25/2034 (m)	250	250

Structured Asset Securities Corp.

Series 2003-37A, Class 2A, 4.43%, 12/25/2033 (m)	119	119

Series 2003-37A, Class 1A, 4.61%, 12/25/2033 (m)	1,161	1,154

Structured Asset Securities Corp. Mortgage Pass-Through Certificates Series 2003-26A, Class 3A5, 4.55%, 9/25/2033 (m)	1,161	1,168

Vendee Mortgage Trust

Series 1996-2, Class 1Z, 6.75%, 6/15/2026	341	372

Series 1998-1, Class 2E, 7.00%, 3/15/2028	908	1,006

Series 1999-1, Class 2Z, 6.50%, 1/15/2029	131	144

WaMu Mortgage Pass-Through Certificates Trust

Series 2004-CB2, Class 7A, 5.50%, 8/25/2019	5	5

Series 2004-CB3, Class 4A, 6.00%, 10/25/2019	10	10

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2019	J.P. MORGAN INCOME FUNDS	145

JPMorgan Core Plus Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2019 (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Collateralized Mortgage Obligations — continued

Series 2003-AR8, Class A, 4.23%, 8/25/2033 (m)	190	193

Series 2003-AR9, Class 1A6, 4.34%, 9/25/2033 (m)	127	130

Series 2004-AR3, Class A1, 3.97%, 6/25/2034 (m)	55	56

Series 2004-AR3, Class A2, 3.97%, 6/25/2034 (m)	512	521

Series 2004-S2, Class 2A4, 5.50%, 6/25/2034	564	587

Series 2004-AR11, Class A, 4.17%, 10/25/2034 (m)	430	431

Series 2005-AR2, Class 2A21, 2.82%, 1/25/2045 (m)	65	65

Washington Mutual Mortgage Pass-Through Certificates WMALT Trust Series 2005-4, Class CB7, 5.50%, 6/25/2035	615	587

Washington Mutual MSC Mortgage Pass-Through Certificates Trust Series 2004-RA1, Class 2A, 7.00%, 3/25/2034	356	384

Wells Fargo Mortgage-Backed Securities Trust

Series 2003-D, Class A1, 4.83%, 2/25/2033 (m)	287	287

Series 2003-M, Class A1, 4.90%, 12/25/2033 (m)	101	103

Series 2004-B, Class A1, 4.94%, 2/25/2034 (m)	60	61

Series 2005-AR16, Class 2A1, 5.02%, 2/25/2034 (m)	315	324

Series 2004-K, Class 1A2, 4.48%, 7/25/2034 (m)	183	187

Series 2004-Q, Class 2A2, 4.70%, 9/25/2034 (m)	78	78

Series 2004-Q, Class 1A3, 4.72%, 9/25/2034 (m)	22	22

Series 2004-U, Class A1, 4.69%, 10/25/2034 (m)	343	345

Series 2004-EE, Class 3A1, 4.63%, 12/25/2034 (m)	75	78

Series 2004-EE, Class 3A2, 4.63%, 12/25/2034 (m)	103	107

Series 2004-DD, Class 2A8, 5.04%, 1/25/2035 (m)	44	45

Series 2005-AR3, Class 1A1, 4.55%, 3/25/2035 (m)	1,470	1,513

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Series 2005-9, Class 2A10, 5.25%, 10/25/2035	2,011	1,995

Total Collateralized Mortgage Obligations (Cost $650,313)		649,764

U.s. Government Agency Securities — 2.0%

FFCB

3.35%, 11/13/2025	8,000	8,218

3.00%, 2/10/2027	17,115	16,767

2.50%, 7/12/2027	13,000	12,268

2.99%, 3/29/2030	7,750	7,425

FHLB

3.13%, 12/12/2025	12,000	12,199

3.25%, 6/9/2028	41,250	41,873

2.75%, 7/11/2031	7,550	6,901

3.32%, 11/13/2035	19,000	18,607

5.63%, 3/14/2036	19,000	24,461

3.74%, 6/12/2043	38,000	38,058

FHLMC DN, 3.56%, 3/15/2031 (o)	14,976	10,003

FNMA 5.63%, 7/15/2037	1,500	1,969

Resolution Funding Corp. STRIPS

2.05%, 7/15/2020 (o)	29,438	28,401

DN, 3.33%, 4/15/2030 (o)	43,000	30,042

3.39%, 4/15/2030 (o)	20,500	14,322

Tennessee Valley Authority 5.88%, 4/1/2036	11,713	15,151

Total U.S. Government agency Securities (Cost $284,218)		286,665

Foreign Government Securities — 1.7%

Abu Dhabi Government Bond (United Arab Emirates) 4.13%, 10/11/2047 (j)	2,450	2,422

Arab Republic of Egypt (Egypt) 7.90%, 2/21/2048 (j)	3,392	3,316

Export Credit Bank of Turkey (Turkey) 8.25%, 1/24/2024 (a) (b)	1,340	1,390

Federal Democratic Republic of Ethiopia (Ethiopia) 6.63%, 12/11/2024 (j)	4,344	4,366

Federal Republic of Nigeria (Nigeria)

6.75%, 1/28/2021 (j)	1,550	1,608

7.63%, 11/21/2025 (a)	3,630	3,848

6.50%, 11/28/2027 (a)	1,030	1,013

8.75%, 1/21/2031 (a)	5,040	5,506

Gabonese Republic (Gabon) 6.38%, 12/12/2024 (j)	2,500	2,409

Government of Bermuda (Bermuda)

3.72%, 1/25/2027 (j)	2,900	2,829

4.75%, 2/15/2029 (a)	4,820	5,041

SEE NOTES TO FINANCIAL STATEMENTS.

146	J.P. MORGAN INCOME FUNDS	FEBRUARY 28, 2019

INVESTMENTS	PRINCIPAL AMOUNT ($000)		VALUE ($000)
Foreign Government Securities — continued

Government of Dominican Republic (Dominican Republic)

6.88%, 1/29/2026 (j)		5,680	6,151

5.95%, 1/25/2027 (j)		1,700	1,765

6.85%, 1/27/2045 (j)		2,178	2,269

Jamaica Government International Bond (Jamaica)

6.75%, 4/28/2028		2,480	2,735

7.88%, 7/28/2045		2,700	3,206

Kingdom of Saudi Arabia (Saudi Arabia)

5.00%, 4/17/2049 (j)		2,400	2,439

5.25%, 1/16/2050 (a)		2,450	2,565

Mongolia Government International Bond (Mongolia)

10.88%, 4/6/2021 (j)		4,803	5,325

5.63%, 5/1/2023 (a)		440	441

Oman Government International Bond (Oman)

5.38%, 3/8/2027 (j)		2,400	2,244

5.63%, 1/17/2028 (j)		2,850	2,690

6.75%, 1/17/2048 (j)		7,604	6,872

Paraguay Government International Bond (Paraguay)

4.70%, 3/27/2027 (j)		700	718

5.40%, 3/30/2050 (a)		660	670

Province of Alberta (Canada) 3.30%, 3/15/2028		24,500	24,727

Province of Manitoba (Canada) 2.13%, 6/22/2026		1,250	1,172

Province of Nova Scotia (Canada) 9.25%, 3/1/2020		655	695

Province of Quebec (Canada)

7.13%, 2/9/2024		2,220	2,627

6.35%, 1/30/2026		300	353

Provincia de Buenos Aires (Argentina) 9.95%, 6/9/2021 (j)		1,996	1,946

Republic of Albania (Albania) 3.50%, 10/9/2025 (a)	EUR	251	292

Republic of Angola (Angola)

7.00%, 8/17/2019 (j)		31	31

9.38%, 5/8/2048 (j)		2,500	2,666

Republic of Argentina (Argentina)

6.88%, 4/22/2021		2,800	2,655

6.63%, 7/6/2028		5,100	4,115

8.28%, 12/31/2033		943	805

7.63%, 4/22/2046		1,000	802

INVESTMENTS	PRINCIPAL AMOUNT ($000)		VALUE ($000)

Republic of Azerbaijan (Azerbaijan)

4.75%, 3/18/2024 (j)		584	596

3.50%, 9/1/2032 (j)		6,610	5,759

Republic of Belarus (Belarus)

6.88%, 2/28/2023 (j)		598	620

7.63%, 6/29/2027 (j)		1,995	2,142

Republic of Colombia (Colombia)

2.63%, 3/15/2023		2,700	2,593

4.50%, 3/15/2029		694	709

10.38%, 1/28/2033		370	562

5.00%, 6/15/2045		4,850	4,879

Republic of Costa Rica (Costa Rica)

4.38%, 4/30/2025 (j)		2,336	2,133

7.00%, 4/4/2044 (j)		1,134	1,076

7.16%, 3/12/2045 (j)		200	191

Republic of Cote d’Ivoire (Ivory Coast) 6.13%, 6/15/2033 (j)		3,016	2,786

Republic of Croatia (Croatia) 6.00%, 1/26/2024 (j)		1,486	1,642

Republic of El Salvador (El Salvador)

7.38%, 12/1/2019 (j)		1,341	1,358

7.75%, 1/24/2023 (j)		1,210	1,272

7.63%, 2/1/2041 (j)		2,692	2,719

Republic of Ghana (Ghana) 7.63%, 5/16/2029 (j)		2,400	2,325

Republic of Honduras (Honduras)

7.50%, 3/15/2024 (j)		2,150	2,328

6.25%, 1/19/2027 (j)		5,100	5,276

Republic of Hungary (Hungary)

5.75%, 11/22/2023		4,080	4,460

5.38%, 3/25/2024		1,970	2,135

Republic of Kenya (Kenya) 7.25%, 2/28/2028 (j)		2,457	2,485

Republic of Lebanon (Lebanon)

6.38%, 3/9/2020		3,750	3,638

6.85%, 3/23/2027 (j)		2,463	2,090

6.65%, 11/3/2028 (j)		2,627	2,171

6.65%, 2/26/2030 (j)		1,230	1,001

Republic of Macedonia (Macedonia, the Former Yugoslav Republic of)

2.75%, 1/18/2025 (j)	EUR	1,050	1,218

2.75%, 1/18/2025 (a)	EUR	423	491

Republic of Pakistan (Pakistan) 7.25%, 4/15/2019 (j)		2,108	2,111

Republic of Panama (Panama)

8.88%, 9/30/2027		420	570

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2019	J.P. MORGAN INCOME FUNDS	147

JPMorgan Core Plus Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2019 (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($000)		VALUE ($000)
Foreign Government Securities — continued

9.38%, 4/1/2029		226	323

6.70%, 1/26/2036		430	546

Republic of Paraguay (Paraguay)

4.63%, 1/25/2023 (j)		2,700	2,754

5.00%, 4/15/2026 (j)		1,500	1,554

6.10%, 8/11/2044 (j)		3,523	3,867

Republic of Peru (Peru) 5.94%, 2/12/2029 (j)	PEN	2,150	674

Republic of Romania (Romania)

6.75%, 2/7/2022 (j)		2,040	2,211

5.13%, 6/15/2048 (j)		1,100	1,083

Republic of Senegal (Senegal) 6.75%, 3/13/2048 (a)		867	788

Republic of Serbia (Serbia)

4.88%, 2/25/2020 (j)		600	606

7.25%, 9/28/2021 (j)		2,200	2,384

Republic of South Africa (South Africa)

4.88%, 4/14/2026		1,130	1,119

4.30%, 10/12/2028		2,200	2,041

5.38%, 7/24/2044		400	372

5.65%, 9/27/2047		1,500	1,417

Republic of Sri Lanka (Sri Lanka)

6.25%, 10/4/2020 (j)		3,750	3,750

6.75%, 4/18/2028 (j)		3,683	3,494

Republic of Turkey (Turkey) 5.13%, 2/17/2028		3,750	3,347

Republic of Ukraine (Ukraine)

7.75%, 9/1/2019 (j)		3,441	3,444

7.38%, 9/25/2032 (j)		2,863	2,473

Republic of Uruguay (Uruguay)

5.10%, 6/18/2050		2,851	2,931

4.98%, 4/20/2055 (b)		3,080	3,095

Republic of Uzbekistan Bond (Uzbekistan) 5.38%, 2/20/2029 (a)		1,025	1,017

Republic of Zambia (Zambia) 8.97%, 7/30/2027 (j)		2,450	1,975

Russian Federation (Russia) 5.88%, 9/16/2043 (j)		3,200	3,568

State of Qatar (Qatar) 5.10%, 4/23/2048 (j)		2,450	2,637

United Mexican States (Mexico) 3.75%, 1/11/2028		376	360

Total Foreign Government Securities (Cost $231,312)			233,890

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Loan Assignments — 0.2% (p)

Containers & Packaging — 0.0% (k)

Berry Global, Inc., 1st Lien Term Loan (ICE LIBOR USD 2 Month + 2.00%), 4.61%, 10/1/2022 (h)	600	598

Diversified Telecommunication Services — 0.0% (k)

Cincinnati Bell, Inc., Term Loan B (ICE LIBOR USD 1 Month + 3.25%), 5.74%, 10/2/2024 (h)	811	804

Securus Technologies Holdings, Inc., 1st Lien Term Loan (ICE LIBOR USD 1 Month + 4.50%), 6.99%, 11/1/2024 (h) (q)	1,585	1,575

		2,379

Food & Staples Retailing — 0.1%

Albertson’s LLC, 1st Lien Term Loan (ICE LIBOR USD 1 Month + 3.00%), 5.48%, 6/22/2023 (h)	1,410	1,401

Albertson’s LLC, 1st Lien Term Loan B-7 (ICE LIBOR USD 1 Month + 3.00%), 5.49%, 11/17/2025 (h)	711	706

Moran Foods LLC, Term Loan B (ICE LIBOR USD 3 Month + 6.00%), 8.80%, 12/5/2023 (h)	4,114	2,351

		4,458

Hotels, Restaurants & Leisure — 0.1%

MGM Resorts International, 1st Lien Term Loan A (ICE LIBOR USD 1 Month + 2.25%), 4.74%, 4/23/2021 (h) (q)	5,500	5,438

MotorCity Casino aka CCM Merger, 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 2.25%), 4.74%, 8/6/2021 (h) (q)	3,362	3,344

		8,782

IT Services — 0.0% (k)

Rackspace Hosting, Inc., 1st Lien Term Loan B (ICE LIBOR USD 2 Month + 3.00%; ICE LIBOR USD 3 Month + 3.00%), 5.74%, 11/3/2023 (h)	4,129	3,928

Leisure Products — 0.0% (k)

FGI Operating Co. LLC, 1st Lien Term Loan (ICE LIBOR USD 3 Month + 10.00%), 12.68%, 2/15/2022 ‡ (h)	174	173

Media — 0.0% (k)

iHeartCommunications, Inc., Term Loan D (ICE LIBOR USD 1 Month + 6.75%), 9.05%, 1/30/2021 (h)	749	522

iHeartCommunications, Inc., Tranche E Term Loan (ICE LIBOR USD 1 Month + 7.50%), 9.80%, 7/30/2019 (h)	596	415

SEE NOTES TO FINANCIAL STATEMENTS.

148	J.P. MORGAN INCOME FUNDS	FEBRUARY 28, 2019

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Loan Assignments — continued

Media — continued

Meredith Corp., 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 2.75%), 5.24%, 1/31/2025 (h)	2,199	2,198

Tribune Media Co., Term Loan B (ICE LIBOR USD 1 Month + 3.00%), 5.49%, 12/27/2020 (h)	160	160

Unitymedia Finance LLC, 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 2.00%), 4.49%, 6/1/2023 (h)	669	664

		3,959

Oil, Gas & Consumable Fuels — 0.0% (k)

Gulf Finance LLC, 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 5.25%; ICE LIBOR USD 3 Month + 5.25%), 7.87%, 8/25/2023 (h)	945	754

MEG Energy Corp., 1st Lien Term Loan B (Canada) (ICE LIBOR USD 1 Month + 3.50%, 4.55% Floor), 6.00%, 12/31/2023 (h)	3,000	2,987

		3,741

Pharmaceuticals — 0.0% (k)

Concordia Healthcare Corp., Initial Dollar Term Loan (Canada) (ICE LIBOR USD 1 Month + 5.50%), 8.02%, 9/6/2024 (h)	335	318

Specialty Retail — 0.0% (k)

Claire’s Stores, Inc., 1st Lien Term Loan (ICE LIBOR USD 6 Month + 7.25%), 9.94%, 10/12/2038 ‡ (h) (q)	784	1,176

Harbor Freight Tools USA, Inc., 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 2.50%), 4.99%, 8/18/2023 (h)	1,326	1,307

		2,483

Transportation Infrastructure — 0.0% (k)

Sirva Worldwide, Inc., 2nd Lien Term Loan (ICE LIBOR USD 3 Month + 9.50%), 12.23%, 8/3/2026 (h)	2,400	2,064

Total Loan Assignments (Cost $33,101)		32,883

Municipal Bonds — 0.1% (r)

California — 0.1%

Education — 0.0% (k)

University of California Series AD, Rev., 4.86%, 5/15/2112	774	796

General Obligation — 0.1%

State of California, Various Purpose GO, 7.35%, 11/1/2039	1,980	2,781

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Transportation — 0.0% (k)

Los Angeles City Department of Airports, International Airport Series C, Rev., 6.58%, 5/15/2039	1,000	1,257

Utility — 0.0% (k)

Alameda County Joint Powers Authority, Multiple Capital Projects Series 2010A, Rev., 7.05%, 12/1/2044	200	284

Total California		5,118

District of Columbia — 0.0% (k)

Water & Sewer — 0.0% (k)

District of Columbia, Water and Sewer Authority, Public Utility, Senior Lien Series A, Rev., 4.81%, 10/1/2114	345	373

New York — 0.0% (k)

Other Revenue — 0.0% (k)

New York State Dormitory Authority, State Personal Income Tax, General Purpose

Series H, Rev., 5.29%, 3/15/2033	560	624

Series H, Rev., 5.39%, 3/15/2040	1,165	1,378

		2,002

Transportation — 0.0% (k)

Port Authority of New York and New Jersey, Consolidated

Series 164, Rev., 5.65%, 11/1/2040	1,450	1,773

Series 165, Rev., 5.65%, 11/1/2040	155	190

Series 174, Rev., 4.46%, 10/1/2062	740	779

		2,742

Total New York		4,744

Ohio — 0.0% (k)

Education — 0.0% (k)

Ohio State University, General Receipts Series A, Rev., 4.80%, 6/1/2111	1,563	1,640

Utility — 0.0% (k)

American Municipal Power, Inc., Meldahl Hydroelectric Project Series 2010B, Rev., 7.50%, 2/15/2050	1,040	1,487

Total Ohio		3,127

Total Municipal Bonds (Cost $12,044)		13,362

	SHARES (000)
Common Stocks — 0.1%

Aerospace & Defense — 0.0% (k)

Remington Outdoor Co., Inc. * ‡	15	27

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2019	J.P. MORGAN INCOME FUNDS	149

JPMorgan Core Plus Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2019 (continued)

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued

Communications Equipment — 0.0% (k)

Goodman Networks, Inc. * ‡	39	—	(f)

Diversified Financial Services — 0.0% (k)

ACC Claims Holdings LLC * ‡ (b)	1,551	16

Energy Equipment & Services — 0.0% (k)

Telford Offshore Holdings Ltd. (Cayman Islands) * ‡	34	42

Independent Power and Renewable Electricity Producers — 0.0% (k)

Vistra Energy Corp. * (b)	3	68

Oil, Gas & Consumable Fuels — 0.0% (k)

Penn Virginia Corp. * (b)	22	1,178

Pharmaceuticals — 0.1%

Advanz Pharma Corp. (Canada) *	26	507

Concordia International private placement (Canada) * ‡	274	4,899

		5,406

Software — 0.0% (k)

Avaya Holdings Corp. * (b)	121	1,879

Specialty Retail — 0.0% (k)

Claire’s Stores, Inc. * ‡	2	1,528

Wireless Telecommunication Services — 0.0% (k)

NII Holdings, Inc. * (b)	68	264

Total Common Stocks (Cost $9,413)		10,408

	PRINCIPAL AMOUNT ($000)
Convertible Bonds — 0.0% (k)

Media — 0.0% (k)

DISH Network Corp. 3.38%, 8/15/2026 (Cost $2,048)	2,030	1,744

	SHARES (000)
Preferred Stocks — 0.0% (k)

Automobiles — 0.0% (k)

General Motors Co.

6.25%, 7/15/2033 ‡	385	—	(f)

7.25%, 4/15/2041 ‡	21	—	(f)

7.38%, 5/15/2048 ‡	55	—	(f)

7.38%, 10/1/2051 ‡	1	—

7.25%, 2/15/2052 ‡	42	—	(f)

Motors Liquidation Co. 7.25%, 7/15/2041 ‡	1	—

		—	(f)

INVESTMENTS	SHARES (000)	VALUE ($000)

Communications Equipment — 0.0% (k)

Goodman Networks, Inc. (Preference) * ‡	46	—	(f)

Specialty Retail — 0.0% (k)

Claire’s Stores, Inc. * ‡	1	1,711

Total Preferred Stocks (Cost $795)		1,711

	PRINCIPAL AMOUNT ($000)
Supranational — 0.0% (k)

African Development Bank (Supranational) 8.80%, 9/1/2019 (Cost $1,028)	1,000	1,029

	NO. OF WARRANTS (000)
Warrants — 0.0% (k)

Oil, Gas & Consumable Fuels — 0.0% (k)

Ultra Petroleum Corp. expiring 7/14/2025, price 1.00 (Canada) * (Cost $—)	268	94

	NO. OF RIGHTS (000)
Rights — 0.0% (k)

Independent Power and Renewable Electricity Producers — 0.0% (k)

Vistra Energy Corp., expiring 12/31/2049 * ‡ (Cost $—)	103	80

	PRINCIPAL AMOUNT ($000)
Convertible Preferred Stocks — 0.0% (k)

Automobiles — 0.0% (k)

General Motors Co. 5.25%, 3/6/2032 ‡ (Cost $—)	120	—	(f)

	SHARES (000)
Short-Term Investments — 2.9%

Investment companies — 2.9%

JPMorgan Prime Money Market Fund Class Institutional Shares, 2.52% (s) (t) (Cost $400,436)	400,433	400,553

Investment of Cash Collateral From Securities Loaned — 1.6%

JPMorgan Securities Lending Money Market Fund Class Agency SL Shares, 2.59% (s) (t)	169,022	169,038

SEE NOTES TO FINANCIAL STATEMENTS.

150	J.P. MORGAN INCOME FUNDS	FEBRUARY 28, 2019

INVESTMENTS	SHARES (000)	VALUE ($000)
Short-Term Investments — continued
Investment of Cash Collateral From Securities Loaned — continued

JPMorgan U.S. Government Money Market Fund Class IM Shares, 2.37% (s) (t)	57,912	57,912

Total Investment of Cash Collateral From Securities loaned (Cost $226,926)		226,950

Total Investments — 100.9% (Cost $14,241,119)		14,154,915
Liabilities in Excess of Other Assets — (0.9%)		(133,157)

NET ASSETS — 100.0%		14,021,758

Percentages indicated are based on net assets.

Abbreviations
ABS	Asset-backed securities
ACES	Alternative Credit Enhancement Securities
ARM	Adjustable Rate Mortgage. The interest rate shown is the rate in effect as of February 28, 2019.
CSMC	Credit Suisse Mortgage Trust
DN	Discount Notes
EUR	Euro
ESOP	Employee Stock Ownership Program
FFCB	Federal Farm Credit Bank
FHLB	Federal Home Loan Bank
FHLMC	Federal Home Loan Mortgage Corp.
FNMA	Federal National Mortgage Association
GNMA	Government National Mortgage Association
GO	General Obligation
GS	Goldman Sachs
HB	High Coupon Bonds (a.k.a. “IOettes”) represent the right to receive interest payments on an underlying pool of mortgages with similar features as those associated with IO securities. Unlike IO’s the owner also has a right to receive a very small portion of principal. The high interest rates result from taking interest payments from other classes in the Real Estate Mortgage Investment Conduit trust and allocating them to the small principal of the HB class.
ICE	Intercontinental Exchange
IF	Inverse Floaters represent securities that pay interest at a rate that increases (decreases) with a decline (incline) in a specified index. The interest rate shown is the rate in effect as of February 28, 2019. The rate may be subject to a cap and floor.
IO	Interest Only represents the right to receive the monthly interest payments on an underlying pool of mortgage loans. The principal amount shown represents the par value on the underlying pool. The yields on these securities are subject to accelerated principal paydowns as a result of prepayment or refinancing of the underlying pool of mortgage instruments. As a result, interest income may be reduced considerably.
JPY	Japanese Yen
JSC	Joint Stock Company
LIBOR	London Interbank Offered Rate

OJSC	Open Joint Stock Company
OYJ	Public Limited Company
PEN	Peruvian Nuevo Sol
PO	Principal Only represents the right to receive the principal portion only on an underlying pool of mortgage loans. The market value of these securities is extremely volatile in response to changes in market interest rates. As prepayments on the underlying mortgages of these securities increase, the yield on these securities increases.
Preference	A special type of equity investment that shares in the earnings of the company, has limited voting rights, and may have a dividend preference. Preference shares may also have liquidation preference.
PT	Limited liability company
REMIC	Real Estate Mortgage Investment Conduit
Re-REMIC	Combined Real Estate Mortgage Investment Conduit
Rev.	Revenue
SCA	Limited partnership with share capital
STRIPS	Separate Trading of Registered Interest and Principal of Securities. The STRIPS Program lets investors hold and trade individual interest and principal components of eligible notes and bonds as separate securities.
USD	United States Dollar

(a)	Securities exempt from registration under Rule 144A or section 4(a)(2), of the Securities Act of 1933, as amended.
(b)	The security or a portion of this security is on loan at February 28, 2019. The total value of securities on loan at February 28, 2019 is approximately $215,888,000.
(c)	Step bond. Interest rate is a fixed rate for an initial period that either resets at a specific date or may reset in the future contingent upon a predetermined trigger. The interest rate shown is the current rate as of February 28, 2019.
(d)	Security has the ability to pay in kind (“PIK”) or pay income in cash. When applicable, separate rates of such payments are disclosed.

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2019	J.P. MORGAN INCOME FUNDS	151

JPMorgan Core Plus Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2019 (continued)

(e)	Defaulted security.
(f)	Amount rounds to less than one thousand.
(g)	Security is perpetual and thus, does not have a predetermined maturity date. The coupon rate for this security is fixed for a period of time and may be structured to adjust thereafter. The date shown, if applicable, reflects the next call date. The coupon rate shown is the rate in effect as of February 28, 2019.
(h)	Variable or floating rate security, linked to the referenced benchmark. The interest rate shown is the current rate as of February 28, 2019.
(i)	Security is an interest bearing note with preferred security characteristics.
(j)	Security exempt from registration pursuant to Regulation S under the Securities Act of 1933, as amended. Regulation S applies to securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States and as such may have restrictions on resale.
(k)	Amount rounds to less than 0.1% of net assets.
(l)	All or a portion of the security is a when-issued security, delayed delivery security, or forward commitment.

(m)	Variable or floating rate security, the interest rate of which adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. The interest rate shown is the current rate as of February 28, 2019.
(n)	All or a portion of this security is deposited with the broker as initial margin for futures contracts or centrally cleared swaps.
(o)	The rate shown is the effective yield as of February 28, 2019.
(p)	Loan assignments are presented by obligor. Each series or loan tranche underlying each obligor may have varying terms.
(q)	All or a portion of this security is unsettled as of February 28, 2019. Unless otherwise indicated, the coupon rate is undetermined. The coupon rate shown may not be accrued for the entire position.
(r)	The date shown represents the earliest of the prerefunded date, next put date or final maturity date.
(s)	Investment in affiliate. Fund is registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc.
(t)	The rate shown is the current yield as of February 28, 2019.
*	Non-income producing security.
‡	Value determined using significant unobservable inputs.

Futures contracts outstanding as of February 28, 2019 (amounts in thousands, except number of contracts):

DESCRIPTION	NUMBER OF CONTRACTS	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL AMOUNT ($)	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION) ($)

Long Contracts

U.S. Treasury 10 Year Note	1,873	06/2019	USD	228,418	(427)

U.S. Treasury 2 Year Note	1,516	06/2019	USD	321,676	(51)

U.S. Treasury 5 Year Note	6,941	06/2019	USD	795,016	(665)

U.S. Treasury Ultra Bond	1,675	06/2019	USD	267,529	(4,649)

					(5,792)

Short Contracts

U.S. Treasury 10 Year Note	(388)	06/2019	USD	(47,318)	90

U.S. Treasury 10 Year Ultra Note	(3,126)	06/2019	USD	(404,524)	1,030

U.S. Treasury 5 Year Note	(358)	06/2019	USD	(41,005)	13

U.S. Treasury Long Bond	(692)	06/2019	USD	(99,994)	1,008

U.S. Treasury Ultra Bond	(46)	06/2019	USD	(7,347)	56

					2,197

					(3,595)

Abbreviations

USD	United States Dollar

SEE NOTES TO FINANCIAL STATEMENTS.

152	J.P. MORGAN INCOME FUNDS	FEBRUARY 28, 2019

Forward foreign currency exchange contracts outstanding as of February 28, 2019 (amounts in thousands):
CURRENCY PURCHASED		CURRENCY SOLD		COUNTERPARTY	SETTLEMENT DATE	UNREALIZED APPRECIATION (DEPRECIATION) ($)
EUR	656	USD	743	State Street Corp.	3/5/2019	2
USD	18,864	EUR	16,512	Goldman Sachs International	3/5/2019	81
USD	247	EUR	215	Merrill Lynch International	3/5/2019	3
EUR	123	USD	139	Societe Generale	3/29/2019	1
USD	3,602	EUR	3,153	HSBC Bank, NA	3/29/2019	9
USD	302	EUR	264	Union Bank of Switzerland AG	3/29/2019	1
USD	1,503	ZAR	20,850	Barclays Bank plc	3/29/2019	28
ZAR	36,147	USD	2,487	Goldman Sachs International	3/29/2019	70
USD	18,471	EUR	16,088	Barclays Bank plc	6/5/2019	26
USD	932	JPY	102,500	State Street Corp.	6/5/2019	6

Total unrealized appreciation						227

EUR	109	USD	125	Australia & New Zealand Banking Group Ltd.	3/5/2019	(1)
EUR	16,088	USD	18,330	Barclays Bank plc	3/5/2019	(30)
JPY	107,030	USD	967	State Street Corp.	3/5/2019	(7)
USD	141	EUR	125	Morgan Stanley	3/5/2019	— (a)
USD	950	JPY	107,030	HSBC Bank, NA	3/5/2019	(10)
USD	258	EUR	227	Union Bank of Switzerland AG	3/29/2019	(1)
USD	1,080	ZAR	15,297	Standard Chartered Bank	3/29/2019	(3)

Total unrealized depreciation						(52)

Net unrealized appreciation						175

Abbreviations

EUR	Euro
JPY	Japanese Yen
USD	United States Dollar
ZAR	South African Rand

(a)	Amount rounds to less than one thousand.

Centrally Cleared Credit default swap contracts outstanding — buy protection (1) as of February 28, 2019 (amounts in thousands):
REFERENCE OBLIGATION/INDEX	FINANCING RATE PAID BY THE FUND (%)	PAYMENT FREQUENCY	MATURITY DATE	IMPLIED CREDIT SPREAD (%) (2)	NOTIONAL AMOUNT (3)	UPFRONT PAYMENTS (RECEIPTS) ($) (4)	UNREALIZED APPRECIATION (DEPRECIATION) ($)	VALUE ($)
CDX.EM.25-V2	1.00	Quarterly	6/20/2021	0.79	USD 50,000	1,914	(2,226)	(312)

						1,914	(2,226)	(312)

(1)

The Fund, as a buyer of credit protection, is generally obligated to make periodic payments and may also pay or receive an upfront premium to or from the protection seller, in exchange for the right to receive a contingent payment, upon occurrence of a credit event with respect to an underlying reference obligation, as defined under the terms of individual swap contracts.

(2)

Implied credit spreads are an indication of the seller’s performance risk, related to the likelihood of a credit event occurring that would require a seller to make payment to a buyer. Implied credit spreads are used to determine the value of swap contracts and reflect the cost of buying/selling protection, which may include upfront payments made to enter into the contract. Therefore, higher spreads would indicate a greater likelihood that a seller will be obligated to perform (i.e. make payment) under the swap contract. Increasing values, in absolute terms and relative to notional amounts, are also indicative of greater performance risk. Implied credit spreads for credit default swaps on credit indexes are linked to the weighted average spread across the underlying reference obligations included in a particular index.

(3)	The notional amount is the maximum amount that a seller of credit protection would be obligated to pay and a buyer of credit protection would receive, upon occurrence of a credit event.
(4)

Upfront payments and receipts generally represent premiums paid or received at the initiation of the agreement to compensate the differences between the stated terms of the swap agreement and current market conditions (credit spreads, interest rates and other relevant factors).

Abbreviations

CDX	Credit Default Swap Index
USD	United States Dollar

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2019	J.P. MORGAN INCOME FUNDS	153

JPMorgan Government Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2019

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
U.S. Treasury Obligations — 27.0%

U.S. Treasury Bonds

8.00%, 11/15/2021	3,635	4,152

7.25%, 8/15/2022	3,935	4,545

7.13%, 2/15/2023	2,500	2,930

5.25%, 11/15/2028	20,000	24,280

3.75%, 11/15/2043	45,000	50,266

3.00%, 5/15/2045	31,000	30,560

2.75%, 11/15/2047	25,000	23,370

U.S. Treasury Inflation Indexed Bonds 1.38%, 2/15/2044	27,500	31,279

U.S. Treasury Notes

1.13%, 4/30/2020	50,000	49,187

2.63%, 11/15/2020	30,000	30,032

2.75%, 8/15/2021	10,000	10,056

2.00%, 11/30/2022	25,000	24,538

2.13%, 11/30/2023	40,000	39,277

2.25%, 11/15/2024	10,000	9,826

2.13%, 5/15/2025	10,000	9,727

2.00%, 8/15/2025	20,000	19,277

1.63%, 2/15/2026	20,000	18,726

2.25%, 8/15/2027	10,000	9,673

U.S. Treasury STRIPS Bonds 2.18%, 5/15/2020 (a)	72,500	70,297

Total U.S. Treasury Obligations (Cost $461,952)		461,998

Collateralized Mortgage Obligations — 24.7%

FHLMC REMIC

Series 2773, Class TB, 4.00%, 4/15/2019	17	17

Series 2841, Class AT, 4.00%, 8/15/2019	60	60

Series 2931, Class QD, 4.50%, 2/15/2020	177	178

Series 1343, Class LA, 8.00%, 8/15/2022	13	14

Series 1367, Class K, 5.50%, 9/15/2022	86	90

Series 2688, Class DG, 4.50%, 10/15/2023	262	266

Series 1785, Class A, 6.00%, 10/15/2023	840	874

Series 1591, Class E, 10.00%, 10/15/2023	16	17

Series 1633, Class Z, 6.50%, 12/15/2023	140	146

Series 1694, Class PK, 6.50%, 3/15/2024	93	98

Series 3798, Class AY, 3.50%, 1/15/2026	3,736	3,778

Series 3809, Class BC, 3.50%, 2/15/2026	3,088	3,127

Series 4181, Class VA, 3.00%, 5/15/2026	2,388	2,378

Series 3188, Class GE, 6.00%, 7/15/2026	1,152	1,249

Series 3926, Class MW, 4.50%, 9/15/2026	6,351	6,664

Series 1999, Class PU, 7.00%, 10/15/2027	58	62

Series 2031, Class PG, 7.00%, 2/15/2028	118	131

Series 2035, Class PC, 6.95%, 3/15/2028	364	396

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Series 2064, Class PD, 6.50%, 6/15/2028	231	254

Series 2095, Class PE, 6.00%, 11/15/2028	187	201

Series 4066, Class VB, 3.50%, 1/15/2029	4,651	4,727

Series 4050, Class VE, 4.00%, 1/15/2029	5,000	5,154

Series 4314, Class DY, 3.50%, 3/15/2029	1,450	1,457

Series 4336, Class YB, 3.00%, 5/15/2029	2,624	2,582

Series 2152, Class BD, 6.50%, 5/15/2029	94	101

Series 2162, Class TH, 6.00%, 6/15/2029	433	466

Series 4002, Class MV, 4.00%, 1/15/2030	11,893	11,902

Series 3737, Class DG, 5.00%, 10/15/2030	2,331	2,431

Series 3981, Class PA, 3.00%, 4/15/2031	10,895	10,767

Series 2367, Class ME, 6.50%, 10/15/2031	257	282

Series 2647, Class A, 3.25%, 4/15/2032	128	129

Series 2480, Class EJ, 6.00%, 8/15/2032	317	335

Series 4156, Class SB, IF, 2.45%, 1/15/2033 (b)	1,692	1,521

Series 4170, Class TS, IF, 2.27%, 2/15/2033 (b)	3,868	3,340

Series 4186, Class JE, 2.00%, 3/15/2033	14,333	14,046

Series 4188, Class JG, 2.00%, 4/15/2033	9,213	8,958

Series 4206, Class DA, 2.00%, 5/15/2033	6,867	6,625

Series 2611, Class QZ, 5.00%, 5/15/2033	4,377	4,714

Series 2882, Class QD, 4.50%, 7/15/2034	464	474

Series 2927, Class GA, 5.50%, 10/15/2034	348	357

Series 4429, Class HB, 3.00%, 1/15/2035	6,293	5,963

Series 2915, Class MU, 5.00%, 1/15/2035	2,361	2,556

Series 4448, Class DY, 3.00%, 3/15/2035	5,542	5,268

Series 4458, Class BW, 3.00%, 4/15/2035	10,000	9,605

Series 3085, Class VS, IF, 18.76%, 12/15/2035 (b)	371	546

Series 3181, Class OP, PO, 7/15/2036	1,239	1,044

Series 4867, Class WF, 2.89%, 4/15/2037 (b)	16,190	16,135

Series 3413, Class B, 5.50%, 4/15/2037	349	369

Series 3325, Class JL, 5.50%, 6/15/2037	3,534	3,840

Series 3341, Class PE, 6.00%, 7/15/2037	2,607	2,836

Series 4365, Class HZ, 3.00%, 1/15/2040	6,330	6,088

Series 3699, Class QH, 5.50%, 7/15/2040	3,535	3,713

Series 4047, Class PB, 3.50%, 1/15/2041	12,000	12,203

Series 3927, Class PC, 4.50%, 9/15/2041	3,970	4,360

Series 4039, Class SA, IF, IO, 4.01%, 5/15/2042 (b)	8,394	1,299

Series 4062, Class GY, 4.00%, 6/15/2042	6,109	6,402

Series 4394, Class PL, 3.50%, 10/15/2044	5,000	4,964

Series 4594, Class GN, 2.50%, 2/15/2045	4,072	4,007

SEE NOTES TO FINANCIAL STATEMENTS.

154	J.P. MORGAN INCOME FUNDS	FEBRUARY 28, 2019

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Collateralized Mortgage Obligations — continued

FHLMC STRIPS

Series 155, IO, 7.00%, 11/1/2023	15	2

Series 264, Class 30, 3.00%, 7/15/2042	11,543	11,295

Series 267, Class 30, 3.00%, 8/15/2042	6,697	6,505

FHLMC Structured Pass-Through Securities Certificates

Series T-54, Class 2A, 6.50%, 2/25/2043	1,394	1,592

Series T-56, Class APO, PO, 5/25/2043	714	633

Series T-51, Class 1A, 6.50%, 9/25/2043 (b)	1,226	1,389

FNMA Grantor Trust Series 2004-T1, Class 1A2, 6.50%, 1/25/2044	425	475

FNMA REMIC

Series G92-35, Class EB, 7.50%, 7/25/2022	3	3

Series G92-44, Class ZQ, 8.00%, 7/25/2022	1	1

Series 1993-146, Class E, PO, 5/25/2023	33	32

Series 1993-110, Class H, 6.50%, 5/25/2023	44	46

Series 1993-217, Class H, PO, 8/25/2023	9	8

Series 2012-63, Class VA, 4.00%, 8/25/2023	11,992	12,113

Series 1993-205, Class H, PO, 9/25/2023	6	6

Series 1993-228, Class G, PO, 9/25/2023	8	7

Series 1993-155, Class PJ, 7.00%, 9/25/2023	615	655

Series 2003-128, Class DY, 4.50%, 1/25/2024	1,138	1,164

Series 1994-51, Class PV, 6.00%, 3/25/2024	727	759

Series 1994-37, Class L, 6.50%, 3/25/2024	186	195

Series 2010-117, Class DY, 4.50%, 10/25/2025	5,000	5,200

Series 2010-155, Class B, 3.50%, 1/25/2026	4,274	4,365

Series 1998-58, Class PC, 6.50%, 10/25/2028	437	475

Series 2000-8, Class Z, 7.50%, 2/20/2030	168	188

Series 2002-92, Class FB, 3.14%, 4/25/2030 (b)	362	367

Series 2001-33, Class ID, IO, 6.00%, 7/25/2031	237	49

Series 2003-67, Class SA, HB, IF, 29.32%, 10/25/2031 (b)	83	107

Series 2011-145, Class PB, 3.50%, 1/25/2032	11,500	11,636

Series 2012-100, Class AY, 3.00%, 9/25/2032	5,750	5,604

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Series 2003-21, Class PZ, 4.50%, 3/25/2033	2,101	2,154

Series 2013-106, Class PY, 3.00%, 10/25/2033	5,300	5,178

Series 2013-130, Class GY, 3.50%, 1/25/2034	3,699	3,727

Series 2014-2, Class QB, 3.00%, 2/25/2034	2,745	2,633

Series 2004-46, Class QD, IF, 14.04%, 3/25/2034 (b)	529	607

Series 2004-54, Class FL, 2.89%, 7/25/2034 (b)	922	924

Series 2015-11, Class AQ, 3.00%, 3/25/2035	6,000	5,704

Series 2005-22, Class EH, 5.00%, 4/25/2035	3,969	4,274

Series 2015-28, Class GB, 3.50%, 5/25/2035	4,000	3,987

Series 2009-89, Class A1, 5.41%, 5/25/2035	351	358

Series 2015-41, Class AY, 3.00%, 6/25/2035	4,653	4,451

Series 2015-51, Class LY, 3.00%, 7/25/2035	4,429	4,246

Series 2006-3, Class SB, IF, IO, 4.21%, 7/25/2035 (b)	2,201	193

Series 2005-58, Class EP, 5.50%, 7/25/2035	535	570

Series 2015-59, Class EB, 3.00%, 8/25/2035	5,879	5,621

Series 2005-83, Class LA, 5.50%, 10/25/2035	748	804

Series 2005-116, Class PC, 6.00%, 1/25/2036	3,309	3,566

Series 2006-51, Class FP, 2.84%, 3/25/2036 (b)	3,810	3,812

Series 2016-28, Class DW, 3.50%, 5/25/2036	4,491	4,511

Series 2006-81, Class FA, 2.84%, 9/25/2036 (b)	50	50

Series 2006-110, PO, 11/25/2036	523	444

Series 2007-76, Class PE, 6.00%, 8/25/2037	1,543	1,728

Series 2012-47, Class QE, 4.00%, 5/25/2038	4,260	4,280

Series 2010-47, Class MB, 5.00%, 9/25/2039	3,911	4,202

Series 2010-68, Class EP, 4.50%, 12/25/2039	2,371	2,457

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2019	J.P. MORGAN INCOME FUNDS	155

JPMorgan Government Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2019 (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Collateralized Mortgage Obligations — continued

Series 2010-11, Class CB, 4.50%, 2/25/2040	373	387

Series 2010-4, Class SL, IF, 5.99%, 2/25/2040 (b)	46	53

Series 2012-60, Class EP, 3.00%, 4/25/2042	3,918	3,882

Series 2012-50, Class HY, 4.00%, 5/25/2042	5,566	5,699

Series 2012-141, Class PB, 2.50%, 12/25/2042	1,400	1,250

Series 2012-139, Class JA, 3.50%, 12/25/2042	6,686	6,801

Series 2015-48, Class DE, 3.00%, 10/25/2044	11,897	11,568

Series 2016-45, Class PC, 3.00%, 9/25/2045	12,217	12,156

Series 2016-38, Class NA, 3.00%, 1/25/2046	14,071	13,951

FNMA REMIC Trust

Series 1999-W4, Class A9, 6.25%, 2/25/2029	95	100

Series 2002-W7, Class A4, 6.00%, 6/25/2029	1,105	1,206

Series 2003-W1, Class 1A1, 5.37%, 12/25/2042 (b)	528	555

Series 2003-W1, Class 2A, 5.89%, 12/25/2042 (b)	288	308

Series 2005-W1, Class 1A2, 6.50%, 10/25/2044	1,724	1,947

Series 2009-W1, Class A, 6.00%, 12/25/2049	878	975

FNMA STRIPS

Series 278, Class 3, 3.21%, 11/25/2023 (b)	247	250

Series 278, Class 1, 3.18%, 8/25/2025 (b)	812	826

GNMA

Series 2004-27, Class PD, 5.50%, 4/20/2034	3,285	3,508

Series 2008-15, Class NB, 4.50%, 2/20/2038	513	538

Series 2008-40, Class SA, IF, IO, 3.92%, 5/16/2038 (b)	3,038	432

Series 2009-42, Class TX, 4.50%, 6/20/2039	9,943	10,495

Series 2009-69, Class WM, 5.50%, 8/20/2039	2,616	2,842

Series 2011-29, Class Z, 5.00%, 5/20/2040	14,906	16,499

Total Collateralized Mortgage Obligations (Cost $428,224)		423,146

INVESTMENTS	PRINCIPAL AMOUNT ($000)		VALUE ($000)
Mortgage-Backed Securities — 16.5%

FHLMC

Pool # 420166, ARM, 5.43%, 1/1/2020 (b)	—	(c)	—	(c)

Pool # 611141, ARM, 4.47%, 1/1/2027 (b)	70		73

Pool # 846812, ARM, 4.55%, 4/1/2030 (b)	5		5

Pool # 390257, ARM, 2.26%, 7/1/2030 (b)	1		1

Pool # 1G2627, ARM, 4.27%, 3/1/2037 (b)	547		569

FHLMC Gold Pools, 20 Year, Single Family Pool # C90830, 4.50%, 5/1/2024	104		107

FHLMC Gold Pools, 30 Year, Single Family

Pool # A00948, 9.00%, 1/1/2021	—	(c)	—	(c)

Pool # A01017, 9.00%, 6/1/2021	—	(c)	—	(c)

Pool # A01093, 9.00%, 7/1/2021	—	(c)	—	(c)

Pool # C00078, 9.00%, 11/1/2021	—	(c)	—	(c)

Pool # C80091, 6.50%, 1/1/2024	29		32

Pool # G00229, 8.50%, 5/1/2024	14		15

Pool # C00354, 8.50%, 7/1/2024	13		14

Pool # D56307, 7.50%, 9/1/2024	2		2

Pool # C00376, 8.00%, 11/1/2024	11		12

Pool # C00418, 7.00%, 8/1/2025	5		5

Pool # C00414, 7.50%, 8/1/2025	12		14

Pool # D63303, 7.00%, 9/1/2025	5		5

Pool # G00981, 8.50%, 7/1/2028	20		22

Pool # C22459, 6.50%, 2/1/2029	6		7

Pool # C00742, 6.50%, 4/1/2029	125		139

Pool # C00785, 6.50%, 6/1/2029	38		42

Pool # C47318, 7.00%, 9/1/2029	336		361

Pool # C01292, 6.00%, 2/1/2032	47		51

Pool # A16155, 5.50%, 11/1/2033	83		88

Pool # C03589, 4.50%, 10/1/2040	765		804

Pool # G61334, 4.00%, 3/1/2047	6,618		6,852

Pool # Q54950, 4.00%, 3/1/2048	10,123		10,393

Pool # Q59727, 4.00%, 11/1/2048	14,938		15,378

FNMA

Pool # 66384, ARM, 6.11%, 4/1/2019 (b)	—	(c)	—	(c)

Pool # 111024, ARM, 2.21%, 6/1/2020 (b)	—	(c)	—	(c)

Pool # 620061, ARM, 2.31%, 11/1/2027 (b)	23		23

Pool # 89406, ARM, 2.27%, 6/1/2029 (b)	9		9

Pool # 563497, ARM, 2.31%, 11/1/2040 (b)	20		20

FNMA, 15 Year, Single Family

Pool # 742085, 4.00%, 4/1/2019	10		11

Pool # MA0512, 4.00%, 9/1/2025	1,144		1,173

FNMA, 20 Year, Single Family Pool # 762498, 5.00%, 11/1/2023	168		177

SEE NOTES TO FINANCIAL STATEMENTS.

156	J.P. MORGAN INCOME FUNDS	FEBRUARY 28, 2019

INVESTMENTS	PRINCIPAL AMOUNT ($000)		VALUE ($000)
Mortgage-Backed Securities — continued

FNMA, 30 Year, Single Family

Pool # 50318, 10.00%, 7/1/2020	—	(c)	—	(c)

Pool # 190257, 7.00%, 2/1/2024	20		22

Pool # 315500, 7.00%, 8/1/2025	30		32

Pool # 250575, 6.50%, 6/1/2026	18		20

Pool # 483802, 5.50%, 2/1/2029	223		242

Pool # 524949, 7.50%, 3/1/2030	16		16

Pool # 545639, 6.50%, 4/1/2032	193		218

Pool # 702435, 5.50%, 5/1/2033	928		1,006

Pool # 709441, 5.50%, 7/1/2033	456		497

Pool # 730711, 5.50%, 8/1/2033	536		584

Pool # 743127, 5.50%, 10/1/2033	468		511

Pool # 747628, 5.00%, 11/1/2033	1,035		1,112

Pool # 753662, 5.50%, 12/1/2033	703		767

Pool # 755615, 5.50%, 1/1/2034	787		858

Pool # 811755, 7.00%, 3/1/2035	1,586		1,859

Pool # 845834, 5.50%, 10/1/2035	454		487

Pool # 888201, 5.50%, 2/1/2036	201		219

Pool # 831409, 5.50%, 4/1/2036	813		885

Pool # 867420, 5.50%, 5/1/2036	432		470

Pool # 745802, 6.00%, 7/1/2036	889		984

Pool # 969708, 4.50%, 3/1/2038	157		164

Pool # AE1216, 3.50%, 1/1/2041	1,398		1,409

Pool # AE1260, 3.50%, 8/1/2041	702		708

Pool # AB5378, 3.50%, 5/1/2042	2,739		2,762

Pool # AO6710, 4.00%, 6/1/2042	4,646		4,803

Pool # AR5147, 3.00%, 3/1/2043	2,635		2,588

Pool # AT8192, 4.00%, 6/1/2043	3,427		3,524

Pool # AS1112, 4.00%, 11/1/2043	6,152		6,328

Pool # BM1109, 4.00%, 10/1/2044	5,318		5,518

Pool # AS4073, 4.00%, 12/1/2044	2,493		2,564

Pool # AL8660, 4.00%, 6/1/2045	7,980		8,292

Pool # AS5648, 3.50%, 7/1/2045	2,924		2,937

Pool # AS6208, 3.50%, 10/1/2045	1,801		1,816

Pool # AS6344, 3.50%, 12/1/2045	3,546		3,562

Pool # AL8030, 4.00%, 2/1/2046	5,328		5,505

Pool # AX5520, 3.00%, 5/1/2046	1,190		1,164

Pool # AX5546, 3.00%, 9/1/2046	1,725		1,687

Pool # AX5547, 3.50%, 9/1/2046	2,884		2,894

Pool # BM3744, 4.00%, 3/1/2047	16,651		17,247

Pool # CA0411, 4.00%, 9/1/2047	10,692		11,079

Pool # CA0861, 3.50%, 11/1/2047	5,573		5,593

Pool # BJ1666, 4.00%, 12/1/2047	12,019		12,325

Pool # BM3477, 4.00%, 1/1/2048	9,082		9,301

Pool # CA1006, 4.00%, 1/1/2048	11,779		12,119

INVESTMENTS	PRINCIPAL AMOUNT ($000)		VALUE ($000)

Pool # CA1361, 3.50%, 2/1/2048	4,379		4,394

Pool # BD9074, 3.50%, 3/1/2048	1,847		1,854

Pool # BJ4640, 4.00%, 3/1/2048	5,195		5,326

Pool # BD9078, 4.00%, 4/1/2048	2,961		3,049

Pool # BD9077, 3.50%, 5/1/2048	1,371		1,375

Pool # BD9083, 4.00%, 7/1/2048	3,740		3,851

FNMA, Other

Pool # AL1463, 3.12%, 1/1/2022	6,371		6,449

Pool # AL1353, 3.26%, 1/1/2022	7,633		7,763

Pool # AM8674, 2.81%, 4/1/2025	6,500		6,433

Pool # AM4660, 3.77%, 12/1/2025	4,325		4,510

Pool # AN0571, 3.10%, 1/1/2026	6,500		6,540

Pool # AL8963, 2.97%, 5/1/2026	4,751		4,748

Pool # AN2493, 2.36%, 8/1/2026	4,000		3,832

Pool # AM7199, 3.30%, 11/1/2026	3,000		3,047

Pool # AL9769, 2.63%, 12/1/2026	6,814		6,658

Pool # AN4635, 3.01%, 2/1/2027	6,832		6,777

Pool # FN0040, 2.97%, 6/1/2027	5,200		5,103

Pool # AN6800, 2.97%, 9/1/2027	3,450		3,387

Pool # AN6825, 2.80%, 10/1/2027	4,000		3,874

Pool # AN9486, 3.57%, 6/1/2028	12,449		12,748

Pool # 405220, 6.00%, 9/1/2028	21		22

Pool # BL0550, 3.77%, 11/1/2028	2,660		2,760

Pool # AN8493, 3.30%, 2/1/2030	5,000		4,990

GNMA I, 30 Year, Single Family

Pool # 306081, 9.00%, 8/15/2021	59		61

Pool # 780284, 9.00%, 12/15/2021	6		6

Pool # 321560, 8.00%, 7/15/2022	3		3

Pool # 337141, 7.50%, 8/15/2022	7		7

Pool # 339969, 7.00%, 12/15/2022	—	(c)	—	(c)

Pool # 332022, 7.00%, 1/15/2023	3		3

Pool # 346214, 7.00%, 1/15/2023	1		1

Pool # 346572, 7.00%, 5/15/2023	1		2

Pool # 348677, 6.50%, 6/15/2023	1		1

Pool # 349788, 6.50%, 6/15/2023	1		1

Pool # 358801, 7.50%, 6/15/2023	15		15

Pool # 359588, 7.50%, 6/15/2023	10		10

Pool # 322200, 6.50%, 7/15/2023	10		11

Pool # 346673, 7.00%, 7/15/2023	6		7

Pool # 354538, 7.00%, 7/15/2023	—	(c)	—	(c)

Pool # 357782, 7.00%, 7/15/2023	2		2

Pool # 360889, 7.00%, 7/15/2023	2		2

Pool # 344505, 6.50%, 8/15/2023	6		6

Pool # 356717, 6.50%, 8/15/2023	3		4

Pool # 345375, 6.50%, 9/15/2023	18		20

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2019	J.P. MORGAN INCOME FUNDS	157

JPMorgan Government Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2019 (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($000)		VALUE ($000)
Mortgage-Backed Securities — continued

Pool # 345391, 6.50%, 10/15/2023	4		4

Pool # 354681, 8.00%, 10/15/2023	11		11

Pool # 369356, 6.50%, 11/15/2023	2		2

Pool # 370927, 6.50%, 11/15/2023	—	(c)	—	(c)

Pool # 346944, 6.50%, 12/15/2023	1		1

Pool # 349265, 6.50%, 12/15/2023	9		10

Pool # 365740, 6.50%, 12/15/2023	1		2

Pool # 369830, 6.50%, 12/15/2023	2		2

Pool # 370289, 6.50%, 12/15/2023	1		1

Pool # 354747, 6.50%, 2/15/2024	118		130

Pool # 362341, 6.50%, 2/15/2024	28		31

Pool # 370338, 6.50%, 2/15/2024	1		1

Pool # 380818, 6.50%, 2/15/2024	—	(c)	—	(c)

Pool # 379328, 7.00%, 3/15/2024	5		5

Pool # 391552, 7.00%, 3/15/2024	44		44

Pool # 379001, 7.00%, 4/15/2024	35		37

Pool # 403212, 8.00%, 9/15/2024	8		8

Pool # 780029, 9.00%, 11/15/2024	9		9

Pool # 401860, 7.50%, 6/15/2025	1		1

Pool # 377557, 8.00%, 7/15/2025	8		9

Pool # 422308, 7.50%, 3/15/2026	19		19

Pool # 412644, 8.00%, 7/15/2026	27		29

Pool # 436445, 8.00%, 8/15/2026	—	(c)	—	(c)

Pool # 432398, 7.50%, 3/15/2027	15		15

Pool # 462562, 7.50%, 2/15/2028	68		70

Pool # 472679, 7.00%, 6/15/2028	1		1

GNMA II, 30 Year, Single Family

Pool # 2324, 8.00%, 11/20/2026	16		18

Pool # 2344, 8.00%, 12/20/2026	26		30

Pool # 2512, 8.00%, 11/20/2027	57		63

Total Mortgage-backed Securities (Cost $283,248)			283,287

U.S. Government Agency Securities — 14.8%

FFCB

5.75%, 5/11/2026	10,000		11,869

5.75%, 12/7/2028	12,824		15,719

FNMA

10.84%, 10/9/2019 (a)	30,000		29,534

6.25%, 5/15/2029	10,000		12,758

DN, 4.84%, 5/15/2030 (a)	10,000		6,904

FNMA STRIPS

15.93%, 5/29/2026 (a)	9,200		7,349

2.51%, 10/8/2027 (a)	8,000		6,083

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Resolution Funding Corp. STRIPS

3.76%, 10/15/2019 (a)	60,673	59,697

2.27%, 7/15/2020 (a)	57,000	54,992

2.06%, 10/15/2020 (a)	18,300	17,532

2.44%, 1/15/2021 (a)	5,000	4,759

DN, 18.11%, 4/15/2028 (a)	15,000	11,282

DN, 5.39%, 1/15/2030 (a)	15,700	11,059

DN, 17.49%, 4/15/2030 (a)	5,000	3,493

Total U.S. Government Agency Securities (Cost $241,392)		253,030

Commercial Mortgage-Backed Securities — 9.0%

FHLMC Multifamily Structured Pass-Through Certificates

Series KJ14, Class A2, 2.81%, 9/25/2024	5,145	5,095

Series K046, Class A2, 3.21%, 3/25/2025	6,026	6,092

Series K048, Class A2, 3.28%, 6/25/2025 (b)	6,500	6,604

Series K049, Class A2, 3.01%, 7/25/2025	3,519	3,515

Series K052, Class A2, 3.15%, 11/25/2025	6,716	6,753

Series K067, Class A2, 3.19%, 7/25/2027	6,558	6,551

Series K069, Class A2, 3.19%, 9/25/2027 (b)	3,000	2,996

Series K087, Class A1, 3.59%, 10/25/2027	5,548	5,692

Series W5FX, Class AFX, 3.34%, 4/25/2028 (b)	3,436	3,409

Series K078, Class A2, 3.85%, 6/25/2028	5,779	6,047

Series K086, Class A2, 3.86%, 11/25/2028 (b)	7,320	7,669

Series K081, Class A2, 3.90%, 9/25/2051 (b)	9,055	9,513

Series K086, Class A1, 3.67%, 11/25/2051	2,827	2,907

FNMA ACES

Series 2015-M13, Class A2, 2.71%, 6/25/2025 (b)	4,464	4,392

Series 2016-M1, Class A2, 2.94%, 1/25/2026 (b)	19,357	19,180

Series 2017-M3, Class A2, 2.49%, 12/25/2026 (b)	6,000	5,719

Series 2017-M4, Class A2, 2.60%, 12/25/2026 (b)	6,387	6,138

Series 2017-M7, Class A2, 2.96%, 2/25/2027 (b)	4,394	4,310

Series 2017-M8, Class A2, 3.06%, 5/25/2027 (b)	12,000	11,846

Series 2019-M1, Class A2, 3.55%, 9/25/2028 (b)	5,615	5,735

Series 2019-M2, Class A2, 3.63%, 11/25/2028 (b)	13,500	13,871

SEE NOTES TO FINANCIAL STATEMENTS.

158	J.P. MORGAN INCOME FUNDS	FEBRUARY 28, 2019

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Commercial Mortgage-Backed Securities — continued

FNMA Grantor Trust Series 2017-T1, Class A, 2.90%, 6/25/2027	10,523	10,233

Total Commercial Mortgage-Backed Securities (Cost $155,663)		154,267

Foreign Government Securities — 0.4%

Israel Government AID Bond (Israel) Zero Coupon, 9/15/2019 (Cost $7,430)	7,527	7,418

	SHARES (000)
Short-Term Investments — 10.0%

Investment Companies — 10.0%

JPMorgan U.S. Government Money Market Fund Class Institutional Shares, 2.33% (d) (e) (Cost $171,369)	171,369	171,369

Total Investments — 102.4% (Cost $1,749,278)		1,754,515
Liabilities in Excess of Other Assets — (2.4%)		(40,871)

Net Assets — 100.0%		1,713,644

Percentages indicated are based on net assets.

Abbreviations
ACES	Alternative Credit Enhancement Securities
ARM	Adjustable Rate Mortgage. The interest rate shown is the rate in effect as of February 28, 2019.
DN	Discount Notes
FFCB	Federal Farm Credit Bank
FHLMC	Federal Home Loan Mortgage Corp.
FNMA	Federal National Mortgage Association
GNMA	Government National Mortgage Association
HB

High Coupon Bonds (a.k.a. “IOettes”) represent the right to

receive interest payments on an underlying pool of mortgages with similar features as those associated with IO securities.

Unlike IO’s the owner also has a right to receive a very small portion of principal. The high interest rates result from

taking interest payments from other classes in the Real Estate

Mortgage Investment Conduit trust and allocating them to the small principal of the HB class.

IF

Inverse Floaters represent securities that pay interest at a rate that increases (decreases) with a decline (incline) in a specified index. The interest rate shown is the rate in effect as of February 28, 2019. The rate may be subject to a cap and floor.

IO

Interest Only represents the right to receive the monthly

interest payments on an underlying pool of mortgage loans. The principal amount shown represents the par value on the

underlying pool. The yields on these securities are subject to accelerated principal paydowns as a result of prepayment or

refinancing of the underlying pool of mortgage instruments. As a result, interest income may be reduced considerably.
PO

Principal Only represents the right to receive the principal portion only on an underlying pool of mortgage loans. The

market value of these securities is extremely volatile in

response to changes in market interest rates. As prepayments on the underlying mortgages of these securities increase, the

yield on these securities increases.

REMIC	Real Estate Mortgage Investment Conduit
STRIPS

Separate Trading of Registered Interest and Principal of

Securities. The STRIPS Program lets investors hold and trade individual interest and principal components of eligible notes and bonds as separate securities.

(a)	The rate shown is the effective yield as of February 28, 2019.
(b)

Variable or floating rate security, the interest rate of which adjusts periodically based on changes in current interest rates and

prepayments on the underlying pool of assets. The interest rate shown is the current rate as of February 28, 2019.

(c)	Amount rounds to less than one thousand.
(d)	Investment in affiliate. Fund is registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc.
(e)	The rate shown is the current yield as of February 28, 2019.

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2019	J.P. MORGAN INCOME FUNDS	159

JPMorgan High Yield Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2019

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Bonds — 88.3%

Aerospace & Defense — 2.4%

Arconic, Inc.

5.13%, 10/1/2024	12,295	12,172

5.90%, 2/1/2027	8,641	8,598

6.75%, 1/15/2028	10,659	10,792

5.95%, 2/1/2037	7,024	6,726

Bombardier, Inc. (Canada)

8.75%, 12/1/2021 (a)	27,460	30,206

6.00%, 10/15/2022 (a)	17,317	17,403

6.13%, 1/15/2023 (a)	18,005	18,140

7.50%, 12/1/2024 (a)	8,730	8,905

7.50%, 3/15/2025 (a)	21,013	21,039

7.88%, 4/15/2027 (a)	19,377	19,231

TransDigm, Inc.

6.50%, 7/15/2024	26,410	26,674

6.25%, 3/15/2026 (a)	27,309	27,992

		207,878

Air Freight & Logistics — 0.3%

XPO Logistics, Inc.

6.13%, 9/1/2023 (a)	17,750	17,706

6.75%, 8/15/2024 (a)	6,785	6,827

		24,533

Airlines — 0.1%

United Continental Holdings, Inc. 5.00%, 2/1/2024	11,685	11,743

Auto Components — 2.0%

Allison Transmission, Inc. 4.75%, 10/1/2027 (a)	9,665	9,254

American Axle & Manufacturing, Inc.

6.25%, 4/1/2025	43,066	42,963

6.25%, 3/15/2026	9,058	8,852

6.50%, 4/1/2027	26,915	26,579

Goodyear Tire & Rubber Co. (The)

5.00%, 5/31/2026	22,570	21,413

4.88%, 3/15/2027	25,501	23,461

Icahn Enterprises LP

5.88%, 2/1/2022	14,627	14,792

6.25%, 2/1/2022	4,999	5,148

6.75%, 2/1/2024	7,819	8,181

6.38%, 12/15/2025	8,920	9,176

JB Poindexter & Co., Inc. 7.13%, 4/15/2026 (a)	4,348	4,272

		174,091

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Automobiles — 0.2%

General Motors Co.

7.70%, 4/15/2016 ‡ (b)	25,800	—	(c)

7.40%, 9/1/2025 ‡ (b)	9,300	—	(c)

Jaguar Land Rover Automotive plc (United Kingdom) 4.50%, 10/1/2027 (a)	23,821	18,518

Motors Liquidation Co.

8.25%, 7/15/2023 ‡ (b)	20,000	—	(c)

0.00%, 6/15/2024 ‡ (b)	12,550	—	(c)

6.75%, 5/1/2028 ‡ (b) (d)	10,255	—	(c)

0.00%, 7/15/2033 ‡ (b)	34,006	—	(c)

7.75%, 3/15/2036 ‡ (b)	3,415	—	(c)

7.38%, 5/23/2048 ‡ (b)	6,000	—	(c)

		18,518

Banks — 1.9%

Bank of America Corp. Series AA, (ICE LIBOR USD 3 Month + 3.90%), 6.10%, 3/17/2025 (e) (f) (g)	12,527	13,316

Barclays Bank plc (United Kingdom) 7.63%, 11/21/2022	12,285	13,252

Barclays plc (United Kingdom)

(USD Swap Semi 5 Year + 4.84%), 7.75%, 9/15/2023 (e) (f) (g)	6,252	6,237

4.38%, 9/11/2024	3,035	2,978

5.20%, 5/12/2026	13,815	13,900

4.84%, 5/9/2028	7,420	7,159

CIT Group, Inc.

4.75%, 2/16/2024	4,330	4,416

5.25%, 3/7/2025	7,619	7,962

6.13%, 3/9/2028	3,577	3,872

Citigroup, Inc.

Series R, (ICE LIBOR USD 3 Month + 4.48%), 6.13%, 11/15/2020 (e) (f) (g)	8,965	9,133

Series T, (ICE LIBOR USD 3 Month + 4.52%), 6.25%, 8/15/2026 (e) (f) (g)	7,565	7,952

Credit Agricole SA (France) (USD Swap Semi 5 Year + 6.19%), 8.12%, 12/23/2025 (a) (e) (f) (g)	9,417	10,503

Royal Bank of Scotland Group plc (United Kingdom)

(USD Swap Semi 5 Year + 5.80%), 7.50%, 8/10/2020 (e) (f) (g)	14,572	14,914

(USD Swap Semi 5 Year + 7.60%), 8.62%, 8/15/2021 (e) (f) (g)	4,790	5,136

6.13%, 12/15/2022	25,364	26,759

6.00%, 12/19/2023	4,697	4,936

SEE NOTES TO FINANCIAL STATEMENTS.

160	J.P. MORGAN INCOME FUNDS	FEBRUARY 28, 2019

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Bonds — continued

Banks — continued

Societe Generale SA (France) (USD Swap Semi 5 Year + 6.24%), 7.38%, 9/13/2021 (a) (e) (f) (g)	8,360	8,653

		161,078

Building Products — 0.6%

PGT Escrow Issuer, Inc. 6.75%, 8/1/2026 (a)	8,676	8,936

Standard Industries, Inc.

6.00%, 10/15/2025 (a)	17,125	17,874

5.00%, 2/15/2027 (a)	4,555	4,339

4.75%, 1/15/2028 (a)	7,965	7,447

Summit Materials LLC

6.13%, 7/15/2023	7,867	8,064

5.13%, 6/1/2025 (a)	4,325	4,130

		50,790

Capital Markets — 0.3%

Lions Gate Capital Holdings LLC 6.38%, 2/1/2024 (a)	5,042	5,131

LPL Holdings, Inc. 5.75%, 9/15/2025 (a)	12,077	12,213

MSCI, Inc.

5.75%, 8/15/2025 (a)	1,700	1,768

5.38%, 5/15/2027 (a)	3,905	4,032

		23,144

Chemicals — 1.8%

Chemours Co. (The) 7.00%, 5/15/2025	11,941	12,448

CVR Partners LP 9.25%, 6/15/2023 (a)	58,284	61,484

FXI Holdings, Inc. 7.88%, 11/1/2024 (a)	11,320	10,839

Ingevity Corp. 4.50%, 2/1/2026 (a)	4,582	4,387

Koppers, Inc. 6.00%, 2/15/2025 (a)	7,100	6,213

NOVA Chemicals Corp. (Canada)

4.88%, 6/1/2024 (a)	7,690	7,446

5.00%, 5/1/2025 (a)	10,035	9,583

5.25%, 6/1/2027 (a)	6,906	6,492

Trinseo Materials Operating SCA 5.38%, 9/1/2025 (a)	16,613	15,616

Tronox Finance plc 5.75%, 10/1/2025 (a)	12,955	12,048

Tronox, Inc. 6.50%, 4/15/2026 (a)	5,307	5,022

		151,578

Commercial Services & Supplies — 2.4%

ADT Security Corp. (The) 4.13%, 6/15/2023	29,466	28,914

Brink’s Co. (The) 4.63%, 10/15/2027 (a)	8,440	8,039

Covanta Holding Corp.

5.88%, 3/1/2024	5,940	6,066

5.88%, 7/1/2025	2,642	2,636

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Commercial Services & Supplies — continued

Garda World Security Corp. (Canada)

7.25%, 11/15/2021 (a)	3,003	3,003

8.75%, 5/15/2025 (a)	63,771	61,061

Harland Clarke Holdings Corp. 8.38%, 8/15/2022 (a)	3,000	2,797

ILFC E-Capital Trust I (USD Constant Maturity 30 Year + 1.55%), 4.55%, 12/21/2065 (a) (f)	10,594	8,073

Nielsen Co. Luxembourg SARL (The)

5.50%, 10/1/2021 (a)	4,000	4,035

5.00%, 2/1/2025 (a)	16,435	16,230

Nielsen Finance LLC 5.00%, 4/15/2022 (a)	15,067	15,029

Pitney Bowes, Inc.

4.95%, 4/1/2023 (h)	8,356	7,854

4.63%, 3/15/2024	1,085	993

Prime Security Services Borrower LLC 9.25%, 5/15/2023 (a)	37,325	39,359

Quad/Graphics, Inc. 7.00%, 5/1/2022	3,650	3,643

		207,732

Communications Equipment — 1.1%

Avaya, Inc. 7.00%, 4/1/2019 ‡ (b)	23,379	2

CommScope Finance LLC

5.50%, 3/1/2024 (a)	7,552	7,684

6.00%, 3/1/2026 (a)	9,440	9,665

8.25%, 3/1/2027 (a)	11,215	11,636

CommScope Technologies LLC

6.00%, 6/15/2025 (a)	14,206	13,389

5.00%, 3/15/2027 (a)	7,470	6,688

CommScope, Inc.

5.00%, 6/15/2021 (a)	5,880	5,895

5.50%, 6/15/2024 (a)	9,665	9,278

Goodman Networks, Inc. 8.00%, 5/11/2022	4,776	2,340

Nokia OYJ (Finland)

3.38%, 6/12/2022	3,713	3,637

4.38%, 6/12/2027	6,523	6,410

6.63%, 5/15/2039	3,179	3,338

Plantronics, Inc. 5.50%, 5/31/2023 (a)	12,610	12,563

		92,525

Construction & Engineering — 0.7%

AECOM 5.13%, 3/15/2027	17,998	17,076

MasTec, Inc. 4.88%, 3/15/2023	23,062	23,120

Tutor Perini Corp. 6.88%, 5/1/2025 (a)	24,459	24,275

		64,471

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2019	J.P. MORGAN INCOME FUNDS	161

JPMorgan High Yield Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2019 (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Bonds — continued

Construction Materials — 1.0%

Cemex SAB de CV (Mexico)

6.13%, 5/5/2025 (a)	28,730	29,125

7.75%, 4/16/2026 (a)	49,975	54,313

		83,438

Consumer Finance — 1.5%

Ally Financial, Inc.

4.63%, 3/30/2025	3,656	3,723

5.75%, 11/20/2025	12,389	13,132

8.00%, 11/1/2031	8,769	10,830

Curo Group Holdings Corp. 8.25%, 9/1/2025 (a)	16,308	13,972

FirstCash, Inc. 5.38%, 6/1/2024 (a)	6,313	6,394

ILFC E-Capital Trust II (US Treasury Yield Curve Rate T Note Constant Maturity 30 Year + 1.80%), 4.80%, 12/21/2065 (a) (f)	26,236	20,481

Springleaf Finance Corp.

7.75%, 10/1/2021	4,017	4,312

6.13%, 5/15/2022	10,500	10,893

5.63%, 3/15/2023	25,658	26,043

6.88%, 3/15/2025	6,990	7,165

7.13%, 3/15/2026	14,719	14,903

		131,848

Containers & Packaging — 1.7%

Ardagh Packaging Finance plc (Ireland)

4.25%, 9/15/2022 (a)	1,877	1,874

4.63%, 5/15/2023 (a)	6,873	6,925

7.25%, 5/15/2024 (a)	20,500	21,371

6.00%, 2/15/2025 (a)	25,575	25,255

Berry Global, Inc. 5.13%, 7/15/2023	8,950	8,961

BWAY Holding Co. 5.50%, 4/15/2024 (a)	8,759	8,636

Crown Americas LLC

4.75%, 2/1/2026	3,250	3,266

4.25%, 9/30/2026	7,310	7,036

Flex Acquisition Co., Inc. 6.88%, 1/15/2025 (a)	4,046	3,823

Greif, Inc. 6.50%, 3/1/2027 (a)	16,025	16,325

Intertape Polymer Group, Inc. (Canada) 7.00%, 10/15/2026 (a)	5,924	5,968

OI European Group BV 4.00%, 3/15/2023 (a)	5,307	5,188

Owens-Brockway Glass Container, Inc.

5.00%, 1/15/2022 (a)	2,890	2,973

5.88%, 8/15/2023 (a)	7,360	7,746

5.38%, 1/15/2025 (a)	7,150	7,293

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Containers & Packaging — continued

Reynolds Group Issuer, Inc.

5.75%, 10/15/2020	4,361	4,370

6.87%, 2/15/2021 (h)	728	731

Sealed Air Corp.

5.25%, 4/1/2023 (a)	2,094	2,154

5.13%, 12/1/2024 (a)	4,517	4,646

5.50%, 9/15/2025 (a)	1,686	1,758

		146,299

Distributors — 0.3%

Global Partners LP

6.25%, 7/15/2022	7,245	7,100

7.00%, 6/15/2023	11,990	11,855

Univar USA, Inc. 6.75%, 7/15/2023 (a)	8,580	8,816

		27,771

Diversified Consumer Services — 0.4%

Graham Holdings Co. 5.75%, 6/1/2026 (a)	4,883	5,030

Service Corp. International

8.00%, 11/15/2021	10,675	11,556

5.38%, 5/15/2024	1,625	1,661

Sotheby’s 4.88%, 12/15/2025 (a)	12,775	12,328

		30,575

Diversified Financial Services — 0.7%

ACE Cash Express, Inc. 12.00%, 12/15/2022 (a)	14,183	13,492

CNG Holdings, Inc. 9.38%, 5/15/2020 (a)	26,446	25,950

Refinitiv US Holdings, Inc.

6.25%, 5/15/2026 (a)	4,002	4,042

8.25%, 11/15/2026 (a)	5,285	5,171

Travelport Corporate Finance plc 6.00%, 3/15/2026 (a)	4,839	5,148

Verscend Escrow Corp. 9.75%, 8/15/2026 (a)	8,814	9,012

		62,815

Diversified Telecommunication Services — 7.0%

Altice France SA (France)

6.25%, 5/15/2024 (a)	8,302	8,302

7.38%, 5/1/2026 (a)	21,602	21,243

8.13%, 2/1/2027 (a)	10,001	10,051

CCO Holdings LLC

5.13%, 2/15/2023	1,550	1,575

5.88%, 4/1/2024 (a)	66,733	69,486

5.75%, 2/15/2026 (a)	44,185	45,788

5.50%, 5/1/2026 (a)	12,428	12,673

SEE NOTES TO FINANCIAL STATEMENTS.

162	J.P. MORGAN INCOME FUNDS	FEBRUARY 28, 2019

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Bonds — continued

Diversified Telecommunication Services — continued

5.13%, 5/1/2027 (a)	6,511	6,389

5.00%, 2/1/2028 (a)	4,080	3,927

CenturyLink, Inc.

Series S, 6.45%, 6/15/2021	3,805	3,953

Series T, 5.80%, 3/15/2022	14,680	15,065

Series W, 6.75%, 12/1/2023	7,213	7,490

Series Y, 7.50%, 4/1/2024	7,240	7,659

Cincinnati Bell, Inc.

7.00%, 7/15/2024 (a)	21,863	19,786

8.00%, 10/15/2025 (a)	4,529	4,099

DKT Finance ApS (Denmark) 9.38%, 6/17/2023 (a)	14,740	15,809

Embarq Corp. 8.00%, 6/1/2036	74,475	71,868

Frontier Communications Corp.

10.50%, 9/15/2022	11,179	7,993

7.13%, 1/15/2023	3,700	2,183

11.00%, 9/15/2025	23,604	15,077

8.50%, 4/1/2026 (a)	9,420	8,761

Intelsat Jackson Holdings SA (Luxembourg)

5.50%, 8/1/2023	31,208	28,633

8.00%, 2/15/2024 (a)	23,895	24,866

8.50%, 10/15/2024 (a)	37,204	37,565

9.75%, 7/15/2025 (a)	12,059	12,511

Intelsat Luxembourg SA (Luxembourg)

7.75%, 6/1/2021	1,873	1,826

8.13%, 6/1/2023	11,606	9,691

Level 3 Financing, Inc.

5.63%, 2/1/2023	3,886	3,915

5.13%, 5/1/2023	6,713	6,756

5.38%, 1/15/2024	4,985	5,016

5.38%, 5/1/2025	15,262	15,224

Qwest Capital Funding, Inc. 7.75%, 2/15/2031	3,485	3,041

Sprint Capital Corp.

6.90%, 5/1/2019	2,465	2,471

8.75%, 3/15/2032	24,597	26,660

Telecom Italia Capital SA (Italy)

6.38%, 11/15/2033	14,126	13,278

6.00%, 9/30/2034	6,495	5,846

7.20%, 7/18/2036	3,391	3,399

7.72%, 6/4/2038	1,627	1,679

Telecom Italia SpA (Italy) 5.30%, 5/30/2024 (a)	4,345	4,247

Virgin Media Finance plc (United Kingdom) 5.25%, 2/15/2022 ‡	8,595	8,531

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Diversified Telecommunication Services — continued

Virgin Media Secured Finance plc (United Kingdom)

5.50%, 1/15/2025 (a)	1,645	1,669

5.25%, 1/15/2026 (a)	12,374	12,411

Windstream Services LLC 9.00%, 6/30/2025 (a)	22,580	13,435

		601,847

Electric Utilities — 0.4%

NextEra Energy Operating Partners LP

4.25%, 9/15/2024 (a)	7,448	7,318

4.50%, 9/15/2027 (a)	1,828	1,736

Terraform Global Operating LLC 6.13%, 3/1/2026 (a)	8,975	8,638

Texas Competitive Electric Holdings Co. LLC

8.50%, 5/1/2020 ‡ (b)	153,570	426

11.50%, 10/1/2020 ‡ (b)	15,375	100

Vistra Operations Co. LLC 5.50%, 9/1/2026 (a)	12,717	13,194

		31,412

Electrical Equipment — 0.7%

Sensata Technologies BV 4.88%, 10/15/2023 (a)	10,483	10,771

Vertiv Group Corp. 9.25%, 10/15/2024 (a)	49,156	49,220

		59,991

Electronic Equipment, Instruments & Components — 0.1%

CDW LLC

5.00%, 9/1/2023	1,603	1,619

5.50%, 12/1/2024	3,001	3,129

5.00%, 9/1/2025	1,788	1,808

		6,556

Energy Equipment & Services — 3.0%

Bristow Group, Inc. 6.25%, 10/15/2022	3,385	1,015

CSI Compressco LP 7.50%, 4/1/2025 (a)	10,182	9,876

Diamond Offshore Drilling, Inc. 7.88%, 8/15/2025	11,278	10,658

Ensco plc

8.00%, 1/31/2024	3,346	2,995

5.20%, 3/15/2025	5,502	4,223

7.75%, 2/1/2026	1,925	1,617

5.75%, 10/1/2044	11,646	7,482

KCA Deutag UK Finance plc (United Kingdom)

7.25%, 5/15/2021 (a)	3,413	2,713

9.63%, 4/1/2023 (a)	2,010	1,533

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2019	J.P. MORGAN INCOME FUNDS	163

JPMorgan High Yield Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2019 (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Bonds — continued

Energy Equipment & Services — continued

Nabors Industries, Inc. 5.75%, 2/1/2025	10,120	8,931

Noble Holding International Ltd.

7.95%, 4/1/2025 (h)	1,667	1,459

7.88%, 2/1/2026 (a)	9,791	9,155

6.20%, 8/1/2040	6,316	4,042

5.25%, 3/15/2042	4,925	3,053

Precision Drilling Corp. (Canada)

5.25%, 11/15/2024	1,292	1,176

7.13%, 1/15/2026 (a)	2,057	2,021

SESI LLC

7.13%, 12/15/2021	1,158	1,071

7.75%, 9/15/2024	7,522	6,394

Shelf Drilling Holdings Ltd. (United Arab Emirates) 8.25%, 2/15/2025 (a)	35,418	33,824

Telford Offshore Ltd. (United Arab Emirates) Series B, 14.00% (Blend (cash 1.00% + PIK 13.00%)), 2/12/2024 (i)	7,187	3,478

Transocean Phoenix 2 Ltd. 7.75%, 10/15/2024 (a)	3,662	3,855

Transocean Pontus Ltd. 6.13%, 8/1/2025 (a)	12,251	12,373

Transocean Poseidon Ltd. 6.88%, 2/1/2027 (a)	5,974	6,138

Transocean Proteus Ltd. 6.25%, 12/1/2024 (a)	2,644	2,697

Transocean, Inc.

9.00%, 7/15/2023 (a)	14,686	15,494

7.25%, 11/1/2025 (a)	6,518	6,225

7.50%, 1/15/2026 (a)	30,398	29,334

7.50%, 4/15/2031	9,411	7,787

6.80%, 3/15/2038	15,532	11,727

9.35%, 12/15/2041 (h)	13,749	12,649

Unit Corp. 6.63%, 5/15/2021	14,056	13,775

USA Compression Partners LP

6.88%, 4/1/2026	3,310	3,368

6.88%, 9/1/2027 (a)	1,248	1,273

Weatherford International LLC

9.88%, 3/1/2025	3,425	2,441

6.80%, 6/15/2037	64	38

Weatherford International Ltd.

8.25%, 6/15/2023	1,100	784

6.50%, 8/1/2036	1,510	898

7.00%, 3/15/2038	828	495

6.75%, 9/15/2040	2,774	1,664

5.95%, 4/15/2042	10,067	5,965

		255,696

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Entertainment — 1.6%

AMC Entertainment Holdings, Inc.

5.75%, 6/15/2025	15,908	14,675

5.88%, 11/15/2026	7,249	6,525

6.13%, 5/15/2027	8,896	7,973

Cinemark USA, Inc. 4.88%, 6/1/2023	10,807	10,818

EMI Music Publishing Group North America Holdings, Inc. 7.63%, 6/15/2024 (a)	9,947	10,544

Netflix, Inc.

5.50%, 2/15/2022	2,800	2,933

5.75%, 3/1/2024	611	649

5.88%, 2/15/2025	4,128	4,375

4.38%, 11/15/2026	1,716	1,646

4.88%, 4/15/2028	5,445	5,302

5.88%, 11/15/2028 (a)	16,769	17,466

Viacom, Inc.

(ICE LIBOR USD 3 Month + 3.90%), 5.87%, 2/28/2057 (f)	20,825	20,562

(ICE LIBOR USD 3 Month + 3.90%), 6.25%, 2/28/2057 (f)	12,465	12,395

WMG Acquisition Corp.

4.88%, 11/1/2024 (a)	3,014	2,991

5.50%, 4/15/2026 (a)	15,586	15,684

		134,538

Equity Real Estate Investment Trusts (REITs) — 1.1%

CyrusOne LP

5.00%, 3/15/2024	2,499	2,542

5.38%, 3/15/2027	1,993	2,028

Equinix, Inc.

5.38%, 1/1/2022	4,415	4,539

5.38%, 4/1/2023	14,333	14,584

5.75%, 1/1/2025	4,171	4,343

5.88%, 1/15/2026	1,656	1,735

ESH Hospitality, Inc. 5.25%, 5/1/2025 (a)	8,192	8,151

Iron Mountain, Inc.

5.75%, 8/15/2024	18,906	18,953

4.88%, 9/15/2027 (a)	10,717	10,141

5.25%, 3/15/2028 (a)	8,573	8,209

MGM Growth Properties Operating Partnership LP 5.75%, 2/1/2027 (a)	7,738	7,922

SBA Communications Corp.

4.88%, 7/15/2022	1,404	1,420

4.00%, 10/1/2022	1,951	1,931

4.88%, 9/1/2024	7,451	7,442

		93,940

SEE NOTES TO FINANCIAL STATEMENTS.

164	J.P. MORGAN INCOME FUNDS	FEBRUARY 28, 2019

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Bonds — continued

Food & Staples Retailing — 1.4%

Albertsons Cos. LLC

6.63%, 6/15/2024	47,225	47,225

5.75%, 3/15/2025	21,380	20,365

7.50%, 3/15/2026 (a)	12,564	12,941

New Albertsons LP

7.75%, 6/15/2026	1,778	1,618

6.63%, 6/1/2028	3,704	3,000

7.45%, 8/1/2029	6,155	5,418

8.70%, 5/1/2030	13,409	12,336

8.00%, 5/1/2031	16,139	14,485

		117,388

Food Products — 2.2%

B&G Foods, Inc. 5.25%, 4/1/2025	8,248	7,892

Dean Foods Co. 6.50%, 3/15/2023 (a)	9,024	6,836

Dole Food Co., Inc. 7.25%, 6/15/2025 (a)	16,796	15,110

JBS USA LUX SA

7.25%, 6/1/2021 (a)	59,946	60,395

5.88%, 7/15/2024 (a)	27,785	28,563

5.75%, 6/15/2025 (a)	3,670	3,709

6.75%, 2/15/2028 (a)	18,098	18,719

Pilgrim’s Pride Corp.

5.75%, 3/15/2025 (a)	26,385	26,385

5.88%, 9/30/2027 (a)	10,700	10,513

Post Holdings, Inc. 5.00%, 8/15/2026 (a)	8,370	8,046

		186,168

Gas Utilities — 0.2%

AmeriGas Partners LP

5.50%, 5/20/2025	9,132	9,041

5.88%, 8/20/2026	4,381	4,390

5.75%, 5/20/2027	7,858	7,701

		21,132

Health Care Equipment & Supplies — 0.2%

Hologic, Inc. 4.38%, 10/15/2025 (a)	4,562	4,482

Mallinckrodt International Finance SA 5.50%, 4/15/2025 (a)	9,330	7,604

Teleflex, Inc. 4.88%, 6/1/2026	3,750	3,802

		15,888

Health Care Providers & Services — 6.5%

Acadia Healthcare Co., Inc.

5.63%, 2/15/2023	8,281	8,219

6.50%, 3/1/2024	8,830	8,786

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Health Care Providers & Services — continued

Centene Corp.

4.75%, 5/15/2022	2,630	2,679

6.13%, 2/15/2024	13,415	14,036

4.75%, 1/15/2025	16,681	16,785

5.38%, 6/1/2026 (a)	4,659	4,834

Community Health Systems, Inc.

5.13%, 8/1/2021	9,612	9,432

6.25%, 3/31/2023	25,441	24,487

8.63%, 1/15/2024 (a)	15,869	16,305

8.13%, 6/30/2024 (a)	28,322	23,578

8.00%, 3/15/2026 (a)	10,400	10,263

DaVita, Inc.

5.75%, 8/15/2022	2,500	2,545

5.13%, 7/15/2024	31,633	31,317

5.00%, 5/1/2025	9,965	9,613

Envision Healthcare Corp. 8.75%, 10/15/2026 (a)	23,035	20,789

HCA Healthcare, Inc. 6.25%, 2/15/2021	11,585	12,139

HCA, Inc.

7.50%, 2/15/2022	18,718	20,520

5.88%, 3/15/2022	5,140	5,469

5.88%, 5/1/2023	27,295	28,864

5.00%, 3/15/2024	3,371	3,526

5.38%, 2/1/2025	46,185	47,903

5.88%, 2/15/2026	19,145	20,222

5.63%, 9/1/2028	1,794	1,855

5.88%, 2/1/2029	6,475	6,791

5.50%, 6/15/2047	8,556	8,828

MPH Acquisition Holdings LLC 7.13%, 6/1/2024 (a)	32,829	32,706

NVA Holdings, Inc. 6.88%, 4/1/2026 (a)	9,011	8,696

Polaris Intermediate Corp. 8.50% (cash), 12/1/2022 (a) (i)	15,861	15,658

Team Health Holdings, Inc. 6.38%, 2/1/2025 (a)	32,813	26,045

Tenet Healthcare Corp.

6.00%, 10/1/2020	4,995	5,151

4.50%, 4/1/2021	14,531	14,713

4.38%, 10/1/2021	13,138	13,302

8.13%, 4/1/2022	14,661	15,651

4.63%, 7/15/2024	16,012	15,912

5.13%, 5/1/2025	27,491	27,250

6.25%, 2/1/2027 (a)	13,967	14,377

WellCare Health Plans, Inc. 5.25%, 4/1/2025	9,886	10,093

		559,339

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2019	J.P. MORGAN INCOME FUNDS	165

JPMorgan High Yield Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2019 (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Bonds — continued

Health Care Technology — 0.1%

IQVIA, Inc.

4.88%, 5/15/2023 (a)	3,335	3,385

5.00%, 10/15/2026 (a)	1,660	1,689

		5,074

Hotels, Restaurants & Leisure — 4.4%

1011778 BC ULC (Canada) 4.25%, 5/15/2024 (a)	11,108	10,816

Boyd Gaming Corp.

6.88%, 5/15/2023	5,363	5,604

6.38%, 4/1/2026	9,745	10,159

6.00%, 8/15/2026	8,872	9,100

Boyne USA, Inc. 7.25%, 5/1/2025 (a)	15,085	16,141

CCM Merger, Inc. 6.00%, 3/15/2022 (a)	5,513	5,630

Chukchansi Economic Development Authority 9.75%, 5/30/2020 (a) (b)	20,268	11,147

Constellation Merger Sub, Inc. 8.50%, 9/15/2025 (a)	11,269	10,790

Downstream Development Authority of the Quapaw Tribe of Oklahoma 10.50%, 2/15/2023 (a)	27,881	28,369

Eldorado Resorts, Inc.

7.00%, 8/1/2023	3,340	3,498

6.00%, 4/1/2025	18,441	18,741

6.00%, 9/15/2026 (a)	5,360	5,454

Enterprise Development Authority (The) 12.00%, 7/15/2024 (a)	26,458	26,657

Gateway Casinos & Entertainment Ltd. (Canada) 8.25%, 3/1/2024 (a)	24,132	25,097

Hilton Grand Vacations Borrower LLC 6.13%, 12/1/2024	9,414	9,696

International Game Technology plc 6.50%, 2/15/2025 (a)	15,678	16,678

IRB Holding Corp. 6.75%, 2/15/2026 (a)	28,065	26,522

Jack Ohio Finance LLC

6.75%, 11/15/2021 (a)	12,805	13,189

10.25%, 11/15/2022 (a)	7,490	8,071

Marriott Ownership Resorts, Inc. 6.50%, 9/15/2026 (a)	13,164	13,592

MGM Resorts International

6.00%, 3/15/2023	7,495	7,841

5.75%, 6/15/2025	8,237	8,402

Sabre GLBL, Inc. 5.38%, 4/15/2023 (a)	6,386	6,514

Scientific Games International, Inc.

10.00%, 12/1/2022	23,534	24,740

5.00%, 10/15/2025 (a)	19,127	18,529

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Hotels, Restaurants & Leisure — continued

Stars Group Holdings BV (Canada) 7.00%, 7/15/2026 (a)	7,631	7,809

Station Casinos LLC 5.00%, 10/1/2025 (a)	8,579	8,332

Viking Cruises Ltd.

6.25%, 5/15/2025 (a)	3,298	3,323

5.88%, 9/15/2027 (a)	3,454	3,332

VOC Escrow Ltd. 5.00%, 2/15/2028 (a)	5,004	4,866

Wyndham Destinations, Inc.

4.25%, 3/1/2022	857	853

5.40%, 4/1/2024 (h)	3,713	3,732

6.35%, 10/1/2025 (h)	3,151	3,269

5.75%, 4/1/2027 (h)	3,662	3,634

		380,127

Household Durables — 1.1%

Lennar Corp.

5.88%, 11/15/2024	21,775	22,864

4.75%, 5/30/2025	6,275	6,293

5.25%, 6/1/2026	5,948	5,970

Mattamy Group Corp. (Canada) 6.88%, 12/15/2023 (a)	8,448	8,416

New Home Co., Inc. (The) 7.25%, 4/1/2022	13,445	12,378

Tempur Sealy International, Inc.

5.63%, 10/15/2023	21,613	21,829

5.50%, 6/15/2026	5,871	5,856

Toll Brothers Finance Corp.

5.63%, 1/15/2024	5,085	5,295

4.88%, 11/15/2025	2,530	2,520

4.35%, 2/15/2028	915	859

		92,280

Household Products — 0.4%

Kronos Acquisition Holdings, Inc. (Canada) 9.00%, 8/15/2023 (a)	9,456	8,085

Spectrum Brands, Inc.

6.13%, 12/15/2024	12,694	12,503

5.75%, 7/15/2025	11,345	11,104

		31,692

Independent Power and Renewable Electricity Producers — 1.3%

Calpine Corp.

5.88%, 1/15/2024 (a)	3,000	3,060

5.50%, 2/1/2024	5,015	4,827

5.75%, 1/15/2025	14,721	14,077

5.25%, 6/1/2026 (a)	20,308	19,876

SEE NOTES TO FINANCIAL STATEMENTS.

166	J.P. MORGAN INCOME FUNDS	FEBRUARY 28, 2019

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Bonds — continued

Independent Power and Renewable Electricity Producers — continued

Clearway Energy Operating LLC

5.75%, 10/15/2025 (a)	3,850	3,783

5.00%, 9/15/2026	10,543	9,831

NRG Energy, Inc.

7.25%, 5/15/2026	7,630	8,269

6.63%, 1/15/2027	12,220	13,015

5.75%, 1/15/2028	7,934	8,142

Talen Energy Supply LLC 6.50%, 6/1/2025	16,470	14,675

Vistra Energy Corp. 5.88%, 6/1/2023	12,040	12,371

		111,926

Insurance — 0.4%

CNO Financial Group, Inc. 5.25%, 5/30/2025	12,933	13,256

Fidelity & Guaranty Life Holdings, Inc. 5.50%, 5/1/2025 (a)	9,007	8,861

Liberty Mutual Group, Inc. 7.80%, 3/15/2037 (a)	7,307	8,330

		30,447

Interactive Media & Services — 0.2%

Rackspace Hosting, Inc. 8.63%, 11/15/2024 (a)	19,627	17,174

IT Services — 1.5%

Alliance Data Systems Corp.

5.88%, 11/1/2021 (a)	4,475	4,553

5.38%, 8/1/2022 (a)	22,168	22,501

Banff Merger Sub, Inc. 9.75%, 9/1/2026 (a)	21,192	20,530

Booz Allen Hamilton, Inc. 5.13%, 5/1/2025 (a)	7,863	7,883

Exela Intermediate LLC 10.00%, 7/15/2023 (a)	27,457	28,006

First Data Corp.

5.00%, 1/15/2024 (a)	5,497	5,641

5.75%, 1/15/2024 (a)	15,615	16,116

Zayo Group LLC

6.00%, 4/1/2023	8,791	8,901

6.38%, 5/15/2025	6,040	5,995

5.75%, 1/15/2027 (a)	6,925	6,717

		126,843

Leisure Products — 0.3%

Mattel, Inc.

3.15%, 3/15/2023	5,095	4,496

6.75%, 12/31/2025 (a)	22,159	21,827

		26,323

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Machinery — 0.8%

ATS Automation Tooling Systems, Inc. (Canada) 6.50%, 6/15/2023 (a)	7,647	7,898

Colfax Corp.

6.00%, 2/15/2024 (a)	14,375	14,878

6.38%, 2/15/2026 (a)	2,443	2,550

Novelis Corp.

6.25%, 8/15/2024 (a)	8,435	8,496

5.88%, 9/30/2026 (a)	20,425	19,914

Stevens Holding Co., Inc. 6.13%, 10/1/2026 (a)	5,154	5,257

Tennant Co. 5.63%, 5/1/2025	9,503	9,444

		68,437

Media — 7.2%

Altice Financing SA (Luxembourg)

6.63%, 2/15/2023 (a)	11,572	11,890

7.50%, 5/15/2026 (a)	17,610	17,038

Altice Luxembourg SA (Luxembourg)

7.75%, 5/15/2022 (a)	19,013	18,894

7.63%, 2/15/2025 (a)	11,597	10,243

AMC Networks, Inc.

5.00%, 4/1/2024	8,820	8,751

4.75%, 8/1/2025	7,443	7,239

Cablevision Systems Corp.

8.00%, 4/15/2020	24,654	25,832

5.88%, 9/15/2022	3,635	3,750

CBS Radio, Inc. 7.25%, 11/1/2024 (a)	10,265	10,175

Clear Channel Worldwide Holdings, Inc.

Series A, 7.63%, 3/15/2020	2,650	2,651

Series B, 7.63%, 3/15/2020	31,873	31,889

Series A, 6.50%, 11/15/2022	20,665	21,104

Series B, 6.50%, 11/15/2022	24,700	25,256

9.25%, 2/15/2024 (a)	40,513	42,488

CSC Holdings LLC

6.75%, 11/15/2021	10,435	11,113

5.38%, 7/15/2023 (a)	20,203	20,763

5.25%, 6/1/2024	10,306	10,302

7.75%, 7/15/2025 (a)	2,545	2,717

6.63%, 10/15/2025 (a)	17,175	18,120

5.50%, 5/15/2026 (a)	23,333	23,683

5.50%, 4/15/2027 (a)	17,930	18,020

5.38%, 2/1/2028 (a)	6,840	6,720

7.50%, 4/1/2028 (a)	16,235	17,128

6.50%, 2/1/2029 (a)	1,622	1,697

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2019	J.P. MORGAN INCOME FUNDS	167

JPMorgan High Yield Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2019 (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Bonds — continued

Media — continued

DISH DBS Corp.

5.13%, 5/1/2020	2,480	2,510

6.75%, 6/1/2021	43,945	44,934

5.88%, 7/15/2022	4,689	4,478

5.00%, 3/15/2023	5,599	4,948

7.75%, 7/1/2026	10,632	9,196

EW Scripps Co. (The) 5.13%, 5/15/2025 (a)	2,141	2,061

Getty Images, Inc. 9.75%, 3/1/2027 (a)	1,622	1,634

Gray Television, Inc.

5.13%, 10/15/2024 (a)	7,380	7,352

5.88%, 7/15/2026 (a)	8,360	8,444

7.00%, 5/15/2027 (a)	8,122	8,589

iHeartCommunications, Inc. 9.00%, 12/15/2019 (b)	4,957	3,445

Liberty Interactive LLC 8.25%, 2/1/2030	9,255	9,463

Nexstar Broadcasting, Inc.

5.88%, 11/15/2022	5,169	5,285

5.63%, 8/1/2024 (a)	2,690	2,670

Outfront Media Capital LLC

5.25%, 2/15/2022	5,184	5,263

5.63%, 2/15/2024	3,651	3,738

5.88%, 3/15/2025	10,319	10,580

Quebecor Media, Inc. (Canada) 5.75%, 1/15/2023	5,365	5,558

Sinclair Television Group, Inc. 5.63%, 8/1/2024 (a)	10,478	10,583

Sirius XM Radio, Inc.

4.63%, 5/15/2023 (a)	8,799	8,898

6.00%, 7/15/2024 (a)	3,490	3,616

5.38%, 4/15/2025 (a)	16,355	16,667

5.38%, 7/15/2026 (a)	5,035	5,048

5.00%, 8/1/2027 (a)	7,738	7,564

TEGNA, Inc. 6.38%, 10/15/2023	12,135	12,499

Unitymedia GmbH (Germany) 6.13%, 1/15/2025 (a)	5,202	5,384

Univision Communications, Inc.

5.13%, 5/15/2023 (a)	4,380	3,975

5.13%, 2/15/2025 (a)	6,060	5,272

UPCB Finance IV Ltd. (Netherlands) 5.38%, 1/15/2025 (a)	8,642	8,865

Videotron Ltd. (Canada) 5.38%, 6/15/2024 (a)	7,067	7,351

Ziggo Bond Co. BV (Netherlands) 5.88%, 1/15/2025 (a)	14,520	14,116

Ziggo BV (Netherlands) 5.50%, 1/15/2027 (a)	2,775	2,678

		620,127

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Metals & Mining — 2.6%

AK Steel Corp.

6.38%, 10/15/2025	11,954	9,922

7.00%, 3/15/2027	11,923	10,015

Alcoa Nederland Holding BV 6.75%, 9/30/2024 (a)	9,912	10,470

Allegheny Technologies, Inc. 5.95%, 1/15/2021	4,755	4,887

Big River Steel LLC 7.25%, 9/1/2025 (a)	7,540	7,813

Cleveland-Cliffs, Inc.

4.88%, 1/15/2024 (a)	4,720	4,708

5.75%, 3/1/2025	8,360	8,172

Coeur Mining, Inc. 5.88%, 6/1/2024	4,717	4,552

Commercial Metals Co.

4.88%, 5/15/2023	5,918	5,800

5.38%, 7/15/2027	4,415	4,133

Constellium NV

5.75%, 5/15/2024 (a)	855	838

5.88%, 2/15/2026 (a)	3,490	3,394

FMG Resources August 2006 Pty. Ltd. (Australia)

4.75%, 5/15/2022 (a)	8,395	8,395

5.13%, 5/15/2024 (a)	4,365	4,321

Freeport-McMoRan, Inc.

3.55%, 3/1/2022	12,530	12,389

3.88%, 3/15/2023	30,940	30,491

4.55%, 11/14/2024	5,710	5,653

5.40%, 11/14/2034	4,841	4,417

Hecla Mining Co. 6.88%, 5/1/2021	15,716	15,716

Hudbay Minerals, Inc. (Canada)

7.25%, 1/15/2023 (a)	2,360	2,431

7.63%, 1/15/2025 (a)	4,620	4,787

Kaiser Aluminum Corp. 5.88%, 5/15/2024	4,155	4,249

Northwest Acquisitions ULC 7.13%, 11/1/2022 (a)	4,291	3,958

Steel Dynamics, Inc.

5.25%, 4/15/2023	2,505	2,549

4.13%, 9/15/2025	9,440	9,179

5.00%, 12/15/2026	6,100	6,207

Teck Resources Ltd. (Canada)

6.13%, 10/1/2035	10,358	10,912

6.00%, 8/15/2040	5,560	5,712

United States Steel Corp.

6.88%, 8/15/2025	2,327	2,292

6.25%, 3/15/2026	13,791	13,050

		221,412

SEE NOTES TO FINANCIAL STATEMENTS.

168	J.P. MORGAN INCOME FUNDS	FEBRUARY 28, 2019

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Bonds — continued

Multiline Retail — 0.2%

Cumberland Farms, Inc. 6.75%, 5/1/2025 (a)	3,761	3,897

Neiman Marcus Group Ltd. LLC 8.00%, 10/15/2021 (a)	21,677	11,272

		15,169

Oil, Gas & Consumable Fuels — 10.0%

Aker BP ASA (Norway)

6.00%, 7/1/2022 (a)	1,916	1,964

5.88%, 3/31/2025 (a)	10,135	10,390

Andeavor Logistics LP Series A, (ICE LIBOR USD 3 Month + 4.65%), 6.87%, 2/15/2023 (e) (f) (g)	16,059	15,577

Antero Resources Corp.

5.13%, 12/1/2022	8,251	8,264

5.63%, 6/1/2023	2,288	2,294

Baytex Energy Corp. (Canada) 5.63%, 6/1/2024 (a)	2,694	2,418

Bruin E&P Partners LLC 8.88%, 8/1/2023 (a)	5,583	5,457

Buckeye Partners LP (ICE LIBOR USD 3 Month + 4.02%), 6.37%, 1/22/2078 (f)	17,475	15,160

California Resources Corp.

5.50%, 9/15/2021	1,969	1,575

8.00%, 12/15/2022 (a)	16,991	13,572

Callon Petroleum Co. 6.13%, 10/1/2024	5,448	5,489

Carrizo Oil & Gas, Inc. 6.25%, 4/15/2023	13,153	12,972

Cheniere Corpus Christi Holdings LLC

7.00%, 6/30/2024	13,135	14,547

5.88%, 3/31/2025	9,955	10,602

Cheniere Energy Partners LP

5.25%, 10/1/2025	6,240	6,318

5.63%, 10/1/2026 (a)	6,500	6,622

Chesapeake Energy Corp.

(ICE LIBOR USD 3 Month + 3.25%), 6.04%, 4/15/2019 (f)	5,941	5,948

7.00%, 10/1/2024	7,983	7,883

8.00%, 1/15/2025	10,766	10,941

8.00%, 6/15/2027	26,449	26,194

CITGO Petroleum Corp. 6.25%, 8/15/2022 (a)	6,717	6,692

CNX Midstream Partners LP 6.50%, 3/15/2026 (a)	3,481	3,420

Comstock Resources, Inc. 9.75%, 8/15/2026 (a)	4,167	3,862

Crestwood Midstream Partners LP

6.25%, 4/1/2023 (h)	3,385	3,475

5.75%, 4/1/2025	9,449	9,511

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Oil, Gas & Consumable Fuels — continued

DCP Midstream LP Series A, (ICE LIBOR USD 3 Month + 5.15%), 7.38%, 12/15/2022 (e) (f) (g)	13,520	13,007

DCP Midstream Operating LP

3.88%, 3/15/2023	20,210	20,059

6.75%, 9/15/2037 (a)	10,266	10,471

Delek Logistics Partners LP 6.75%, 5/15/2025	18,721	17,972

Denbury Resources, Inc.

9.25%, 3/31/2022 (a)	8,243	8,264

7.50%, 2/15/2024 (a)	7,717	6,887

Energy Transfer LP

4.25%, 3/15/2023	5,648	5,720

5.88%, 1/15/2024	21,806	23,387

5.50%, 6/1/2027	1,800	1,890

Energy Transfer Operating LP Series B, (ICE LIBOR USD 3 Month + 4.16%), 6.63%, 2/15/2028 (e) (f) (g)	14,579	13,267

EnLink Midstream Partners LP

Series C, (ICE LIBOR USD 3 Month + 4.11%), 6.00%, 12/15/2022 (e) (f) (g)	14,202	11,539

4.40%, 4/1/2024	6,212	6,034

4.15%, 6/1/2025	7,808	7,437

4.85%, 7/15/2026	3,700	3,621

5.60%, 4/1/2044	5,165	4,558

Enterprise Products Operating LLC

Series D, (ICE LIBOR USD 3 Month + 2.99%), 4.88%, 8/16/2077 (f)	5,108	4,625

(ICE LIBOR USD 3 Month + 2.57%), 5.38%, 2/15/2078 (f)	9,502	8,318

EP Energy LLC

9.38%, 5/1/2024 (a)	2,085	975

8.00%, 11/29/2024 (a)	12,697	8,951

8.00%, 2/15/2025 (a)	15,015	6,607

7.75%, 5/15/2026 (a)	20,165	17,871

Extraction Oil & Gas, Inc.

7.38%, 5/15/2024 (a)	896	802

5.63%, 2/1/2026 (a)	1,344	1,116

Genesis Energy LP

6.75%, 8/1/2022	5,275	5,367

6.00%, 5/15/2023	7,230	7,248

5.63%, 6/15/2024	7,665	7,135

Gulfport Energy Corp. 6.00%, 10/15/2024	4,119	3,728

Hilcorp Energy I LP

5.00%, 12/1/2024 (a)	6,540	6,278

6.25%, 11/1/2028 (a)	9,002	8,822

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2019	J.P. MORGAN INCOME FUNDS	169

JPMorgan High Yield Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2019 (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Bonds — continued

Oil, Gas & Consumable Fuels — continued

Holly Energy Partners LP 6.00%, 8/1/2024 (a)	9,241	9,472

Martin Midstream Partners LP 7.25%, 2/15/2021	17,907	17,437

Matador Resources Co. 5.88%, 9/15/2026	9,722	9,673

MEG Energy Corp. (Canada)

6.38%, 1/30/2023 (a)	4,521	4,125

7.00%, 3/31/2024 (a)	4,958	4,537

Northern Oil and Gas, Inc. 9.50% (Blend (cash 8.50% + PIK 1.00%)), 5/15/2023 (i)	15,044	15,415

NuStar Logistics LP 5.63%, 4/28/2027	11,719	11,748

Oasis Petroleum, Inc.

6.88%, 3/15/2022	8,110	8,100

6.25%, 5/1/2026 (a)	14,403	13,719

PBF Holding Co. LLC

7.00%, 11/15/2023	4,224	4,319

7.25%, 6/15/2025	16,205	16,618

PBF Logistics LP 6.88%, 5/15/2023	6,058	6,166

Peabody Energy Corp.

6.00%, 3/31/2022 (a)	5,828	5,879

6.38%, 3/31/2025 (a)	2,490	2,451

Plains All American Pipeline LP Series B, (ICE LIBOR USD 3 Month + 4.11%), 6.13%, 11/15/2022 (e) (f) (g)	14,435	13,346

QEP Resources, Inc.

5.38%, 10/1/2022	4,520	4,441

5.25%, 5/1/2023	4,482	4,314

5.63%, 3/1/2026	7,275	6,820

SemGroup Corp.

5.63%, 7/15/2022	11,605	11,300

5.63%, 11/15/2023	7,817	7,309

7.25%, 3/15/2026	9,339	9,036

Seven Generations Energy Ltd. (Canada) 5.38%, 9/30/2025 (a)	8,363	8,049

SM Energy Co.

6.75%, 9/15/2026	6,688	6,404

6.63%, 1/15/2027	7,195	6,853

Southwestern Energy Co.

6.20%, 1/23/2025 (h)	2,078	2,057

7.50%, 4/1/2026	4,874	5,069

Summit Midstream Holdings LLC

5.50%, 8/15/2022	4,249	4,237

5.75%, 4/15/2025	12,188	11,640

Sunoco LP

4.88%, 1/15/2023	7,282	7,373

5.50%, 2/15/2026	5,151	5,116

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Oil, Gas & Consumable Fuels — continued

5.88%, 3/15/2028	2,342	2,307

Tallgrass Energy Partners LP 5.50%, 9/15/2024 (a)	10,615	10,844

Targa Resources Partners LP

4.25%, 11/15/2023	1,857	1,834

5.13%, 2/1/2025	20,242	20,343

5.88%, 4/15/2026 (a)	3,771	3,922

5.38%, 2/1/2027	5,550	5,578

6.50%, 7/15/2027 (a)	5,050	5,340

5.00%, 1/15/2028	5,180	5,031

TerraForm Power Operating LLC

4.25%, 1/31/2023 (a)	6,240	6,182

6.63%, 6/15/2025 (a) (h)	2,300	2,415

5.00%, 1/31/2028 (a)	12,579	11,950

TransMontaigne Partners LP 6.13%, 2/15/2026	5,535	5,106

Tullow Oil plc (Ghana) 7.00%, 3/1/2025 (a)	20,000	19,750

Ultra Resources, Inc. 9.00%, 7/12/2024	41,054	26,480

W&T Offshore, Inc. 9.75%, 11/1/2023 (a)	16,573	16,407

Whiting Petroleum Corp.

6.25%, 4/1/2023	2,561	2,574

6.63%, 1/15/2026	7,824	7,667

WPX Energy, Inc. 5.75%, 6/1/2026	3,728	3,742

		853,598

Paper & Forest Products — 0.2%

Clearwater Paper Corp.

4.50%, 2/1/2023	9,437	8,965

5.38%, 2/1/2025 (a)	13,231	12,470

		21,435

Personal Products — 0.1%

Revlon Consumer Products Corp. 6.25%, 8/1/2024	14,738	8,511

Pharmaceuticals — 2.6%

Advanz Pharma Corp. (Canada) 8.00%, 9/6/2024	13,968	13,305

Bausch Health Americas, Inc.

9.25%, 4/1/2026 (a)	7,522	8,105

8.50%, 1/31/2027 (a)	8,402	8,701

Bausch Health Cos., Inc.

6.50%, 3/15/2022 (a)	5,959	6,175

5.50%, 3/1/2023 (a)	3,444	3,427

5.88%, 5/15/2023 (a)	65,497	65,169

7.00%, 3/15/2024 (a)	14,801	15,597

6.13%, 4/15/2025 (a)	8,475	8,157

SEE NOTES TO FINANCIAL STATEMENTS.

170	J.P. MORGAN INCOME FUNDS	FEBRUARY 28, 2019

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Bonds — continued

Pharmaceuticals — continued

9.00%, 12/15/2025 (a)	30,067	32,238

5.75%, 8/15/2027 (a)	943	951

Catalent Pharma Solutions, Inc. 4.88%, 1/15/2026 (a)	12,875	12,746

Endo Dac

6.00%, 7/15/2023 (a)	19,050	15,788

5.88%, 10/15/2024 (a)	6,003	6,003

6.00%, 2/1/2025 (a) (h)	8,650	6,660

Endo Finance LLC

5.75%, 1/15/2022 (a)	7,451	6,985

7.25%, 1/15/2022 (a) (h)	6,085	5,840

5.38%, 1/15/2023 (a) (h)	5,000	4,150

		219,997

Real Estate Management & Development — 0.2%

Highland Ranch 6.70%, 9/1/2020 ‡	5,864	5,863

Kennedy-Wilson, Inc. 5.88%, 4/1/2024	9,041	8,894

		14,757

Road & Rail — 1.3%

Avis Budget Car Rental LLC

6.38%, 4/1/2024 (a)	6,626	6,758

5.25%, 3/15/2025 (a)	16,424	15,603

Avolon Holdings Funding Ltd. (Ireland)

5.50%, 1/15/2023 (a)	2,253	2,310

5.13%, 10/1/2023 (a)	14,984	15,134

5.25%, 5/15/2024 (a)	6,131	6,284

DAE Funding LLC (United Arab Emirates)

4.50%, 8/1/2022 (a)	6,404	6,332

5.00%, 8/1/2024 (a)	10,535	10,324

Hertz Corp. (The)

7.38%, 1/15/2021	7,802	7,802

7.63%, 6/1/2022 (a)	2,689	2,750

5.50%, 10/15/2024 (a)	7,532	6,402

Park Aerospace Holdings Ltd. (Ireland)

5.25%, 8/15/2022 (a)	4,192	4,291

4.50%, 3/15/2023 (a)	8,213	8,152

5.50%, 2/15/2024 (a)	17,686	18,283

		110,425

Semiconductors & Semiconductor Equipment — 0.3%

Entegris, Inc. 4.63%, 2/10/2026 (a)	5,308	5,215

NXP BV (Netherlands) 4.13%, 6/1/2021 (a)	4,027	4,056

Qorvo, Inc. 5.50%, 7/15/2026 (a)	13,057	13,318

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Semiconductors & Semiconductor Equipment — continued

Sensata Technologies UK Financing Co. plc 6.25%, 2/15/2026 (a)	3,282	3,463

		26,052

Software — 1.5%

Camelot Finance SA 7.88%, 10/15/2024 (a)	15,624	16,312

Genesys Telecommunications Laboratories, Inc. 10.00%, 11/30/2024 (a)	17,288	18,887

Infor Software Parent LLC 7.13% (cash), 5/1/2021 (a) (i)	9,676	9,715

Infor US, Inc. 6.50%, 5/15/2022	16,882	17,216

Informatica LLC 7.13%, 7/15/2023 (a)	4,320	4,374

Nuance Communications, Inc.

5.38%, 8/15/2020 (a)	3,022	3,022

5.63%, 12/15/2026	13,474	13,743

Open Text Corp. (Canada)

5.63%, 1/15/2023 (a)	7,385	7,579

5.88%, 6/1/2026 (a)	11,578	12,181

Solera LLC 10.50%, 3/1/2024 (a)	12,528	13,577

Symantec Corp. 5.00%, 4/15/2025 (a)	13,448	13,397

		130,003

Specialty Retail — 0.9%

Group 1 Automotive, Inc. 5.25%, 12/15/2023 (a)	8,500	8,479

L Brands, Inc. 6.88%, 11/1/2035	5,030	4,338

Party City Holdings, Inc. 6.63%, 8/1/2026 (a)	12,000	11,820

Penske Automotive Group, Inc. 5.50%, 5/15/2026	20,790	20,399

PetSmart, Inc.

7.13%, 3/15/2023 (a)	3,692	2,501

5.88%, 6/1/2025 (a)	10,758	8,553

Staples, Inc. 8.50%, 9/15/2025 (a)	26,088	25,566

		81,656

Technology Hardware, Storage & Peripherals — 0.9%

Dell International LLC

5.88%, 6/15/2021 (a)	13,016	13,273

7.13%, 6/15/2024 (a)	8,871	9,413

Diebold Nixdorf, Inc. 8.50%, 4/15/2024	23,247	19,760

EMC Corp.

2.65%, 6/1/2020	4,616	4,569

3.38%, 6/1/2023	3,806	3,655

Western Digital Corp. 4.75%, 2/15/2026	14,029	13,257

Xerox Corp. 3.62%, 3/15/2023 (h)	12,957	12,714

		76,641

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2019	J.P. MORGAN INCOME FUNDS	171

JPMorgan High Yield Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2019 (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Bonds — continued

Textiles, Apparel & Luxury Goods — 0.2%

Hanesbrands, Inc. 4.88%, 5/15/2026 (a)	12,550	12,362

William Carter Co. (The) 5.63%, 3/15/2027 (a) (j)	5,685	5,685

		18,047

Thrifts & Mortgage Finance — 1.1%

Ladder Capital Finance Holdings LLLP

5.25%, 3/15/2022 (a)	7,696	7,811

5.25%, 10/1/2025 (a)	5,686	5,345

Nationstar Mortgage Holdings, Inc.

8.13%, 7/15/2023 (a)	5,495	5,591

9.13%, 7/15/2026 (a)	9,636	9,853

Nationstar Mortgage LLC

6.50%, 7/1/2021	6,244	6,262

6.50%, 6/1/2022	8,935	8,866

Quicken Loans, Inc.

5.75%, 5/1/2025 (a)	23,293	22,990

5.25%, 1/15/2028 (a)	14,925	13,601

Radian Group, Inc. 4.50%, 10/1/2024	13,235	12,871

		93,190

Trading Companies & Distributors — 1.3%

Ahern Rentals, Inc. 7.38%, 5/15/2023 (a)	18,360	16,937

H&E Equipment Services, Inc. 5.63%, 9/1/2025	8,415	8,331

United Rentals North America, Inc.

5.75%, 11/15/2024	13,875	14,291

5.50%, 7/15/2025	7,950	8,129

4.63%, 10/15/2025	14,770	14,364

5.88%, 9/15/2026	18,704	19,148

6.50%, 12/15/2026	18,609	19,423

WESCO Distribution, Inc. 5.38%, 6/15/2024	11,289	11,317

		111,940

Wireless Telecommunication Services — 3.4%

Hughes Satellite Systems Corp.

5.25%, 8/1/2026	5,982	5,847

6.63%, 8/1/2026	8,886	8,742

Intelsat Connect Finance SA (Luxembourg) 9.50%, 2/15/2023 (a)	28,160	27,245

Sprint Communications, Inc.

7.00%, 3/1/2020 (a)	6,776	6,996

7.00%, 8/15/2020	5,217	5,438

11.50%, 11/15/2021	5,758	6,707

9.25%, 4/15/2022	4,305	5,005

6.00%, 11/15/2022	6,540	6,635

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Wireless Telecommunication Services — continued

Sprint Corp.

7.25%, 9/15/2021	7,629	8,058

7.88%, 9/15/2023	22,387	23,926

7.13%, 6/15/2024	34,914	36,074

7.63%, 2/15/2025	35,130	36,799

7.63%, 3/1/2026	18,036	18,712

T-Mobile US, Inc. 4.50%, 2/1/2026 ‡	6,472	—	(c)

T-Mobile USA, Inc.

6.50%, 1/15/2024	5,562	5,771

6.50%, 1/15/2024 ‡	5,562	—	(c)

6.00%, 4/15/2024	15,863	16,478

6.00%, 4/15/2024 ‡	17,049	—	(c)

6.38%, 3/1/2025	16,845	17,529

6.38%, 3/1/2025 ‡	16,845	—	(c)

5.13%, 4/15/2025	5,475	5,614

5.13%, 4/15/2025 ‡	4,296	—	(c)

6.50%, 1/15/2026	7,296	7,788

6.50%, 1/15/2026 ‡	7,296	—	(c)

4.50%, 2/1/2026	20,704	20,419

4.75%, 2/1/2028	10,104	9,776

4.75%, 2/1/2028 ‡	6,603	—	(c)

Wind Tre SpA (Italy) 5.00%, 1/20/2026 (a)	8,860	7,638

		287,197

Total Corporate Bonds (Cost $7,592,372)		7,555,202

Loan Assignments — 5.7% (k)

Aerospace & Defense — 0.2%

TransDigm Group, Inc., 1st Lien Term Loan E (ICE LIBOR USD 1 Month + 2.50%), 4.99%, 5/30/2025 (f) (l)	3,055	3,009

TransDigm Group, Inc., 1st Lien Term Loan F (ICE LIBOR USD 1 Month + 2.50%), 4.99%, 6/9/2023 (f) (l)	8,065	7,964

TransDigm Group, Inc., Term Loan G (ICE LIBOR USD 1 Month + 2.50%), 4.99%, 8/22/2024 (f) (l)	6,110	6,021

		16,994

Auto Components — 0.0% (m)

American Axle & Manufacturing, Inc., 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 2.25%), 4.74%, 4/6/2024 (f)	1,317	1,289

Automobiles — 0.1%

Scientific Games International, Inc., Term Loan (ICE LIBOR USD 1 Month + 2.75%; ICE LIBOR USD 2 Month + 2.75%), 5.31%, 8/14/2024 (f) (l)	8,500	8,420

SEE NOTES TO FINANCIAL STATEMENTS.

172	J.P. MORGAN INCOME FUNDS	FEBRUARY 28, 2019

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Loan Assignments — continued

Commercial Services & Supplies — 0.2%

Prime Security Services Borrower LLC, Term Loan B-1 (ICE LIBOR USD 1 Month + 2.75%), 5.24%, 5/2/2022 (f) (l)	15,318	15,267

Communications Equipment — 0.1%

Avaya, Inc., 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 4.25%; ICE LIBOR USD 2 Month + 4.25%), 6.78%, 12/15/2024 (f)	9,761	9,744

Containers & Packaging — 0.1%

Berry Global, Inc., 1st Lien Term Loan

(ICE LIBOR USD 1 Month + 1.75%), 4.27%, 2/8/2020 (f)	734	733

(ICE LIBOR USD 2 Month + 2.00%), 4.61%, 10/1/2022 (f)	3,750	3,737

Viskase Cos., Inc., Initial Term Loan (ICE LIBOR USD 3 Month + 3.25%), 6.05%, 1/30/2021 (f)	7,201	6,985

		11,455

Diversified Telecommunication Services — 0.4%

Altice France SA, 1st Lien Term loan B-13 (ICE LIBOR USD 1 Month + 4.00%), 6.49%, 8/14/2026 (f) (l)	7,250	7,042

Cincinnati Bell, Inc., Term Loan B (ICE LIBOR USD 1 Month + 3.25%), 5.74%, 10/2/2024 (f)	9,150	9,072

Getty Images, 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 4.50%), 7.06%, 2/19/2026 (f) (l)	3,347	3,338

Securus Technologies Holdings, Inc., 1st Lien Term Loan (ICE LIBOR USD 1 Month + 4.50%), 6.99%, 11/1/2024 (f)	12,033	11,957

Securus Technologies Holdings, Inc., 2nd Lien Term Loan (ICE LIBOR USD 1 Month + 8.25%), 10.74%, 11/1/2025 (f)	1,825	1,776

Windstream Corp., 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 4.00%), 6.49%, 3/29/2021 (f) (l)	3,818	3,692

		36,877

Electrical Equipment — 0.1%

Cortes NP Acquisition Corp., Term Loan B (ICE LIBOR USD 3 Month + 4.00%), 6.63%, 11/30/2023 (f)	8,373	8,100

Food & Staples Retailing — 0.4%

Albertson’s LLC, 1st Lien Term Loan (ICE LIBOR USD 1 Month + 3.00%), 5.48%, 6/22/2023 (f)	5,884	5,850

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Food & Staples Retailing — continued

Moran Foods LLC, Term Loan B (ICE LIBOR USD 3 Month + 6.00%), 8.80%, 12/5/2023 (f)	32,768	18,727

United Natural Foods, Inc., 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 4.25%), 6.74%, 10/22/2025 (f)	9,320	8,239

		32,816

Food Products — 0.2%

JBS USA SA, Term Loan B (ICE LIBOR USD 1 Month + 2.50%; ICE LIBOR USD 3 Month + 2.50%), 5.26%, 10/30/2022 (f) (l)	15,020	14,973

Health Care Providers & Services — 0.1%

MultiPlan, Inc., 1st Lien Term Loan B (ICE LIBOR USD 3 Month + 2.75%), 5.55%, 6/7/2023 (f) (l)	10,550	10,434

Hotels, Restaurants & Leisure — 0.2%

Golden Nugget, Inc., 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 2.75%), 5.24%, 10/4/2023 (f) (l)	10,252	10,201

MotorCity Casino aka CCM Merger, 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 2.25%), 4.74%, 8/6/2021 (f) (l)	4,000	3,978

		14,179

IT Services — 0.1%

First Data Corp., 1st Lien Term Loan (ICE LIBOR USD 1 Month + 2.00%), 4.49%, 4/26/2024 (f)	10,685	10,669

Leisure Products — 0.0% (m)

FGI Operating Co. LLC, 1st Lien Term Loan (ICE LIBOR USD 3 Month + 10.00%), 12.68%, 2/15/2022 ‡ (f)	4,510	4,487

Media — 0.7%

iHeartCommunications, Inc., Term Loan D (ICE LIBOR USD 1 Month + 6.75%), 9.05%, 1/30/2021 (f)	37,355	26,039

iHeartCommunications, Inc., Tranche E Term Loan (ICE LIBOR USD 1 Month + 7.50%), 9.80%, 7/30/2019 (f)	20,104	13,997

Tribune Media Co., Term Loan B (ICE LIBOR USD 1 Month + 3.00%), 5.49%, 12/27/2020 (f)	1,872	1,870

Unitymedia Finance LLC, 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 2.00%), 4.49%, 6/1/2023 (f)	3,504	3,477

Zuffa LLC, 1st Lien Guaranteed Senior Secured Term Loan (ICE LIBOR USD 1 Month + 3.25%), 5.75%, 8/18/2023 (f) (l)	8,940	8,938

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2019	J.P. MORGAN INCOME FUNDS	173

JPMorgan High Yield Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2019 (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Loan Assignments — continued

Media — continued

Zuffa LLC, 2nd Lien Guaranteed Senior Secured Term Loan (ICE LIBOR USD 1 Month + 7.50%), 9.99%, 8/18/2024 (f)	2,420	2,439

		56,760

Multiline Retail — 0.1%

Neiman Marcus Group, Inc., Other Term Loan (ICE LIBOR USD 1 Month + 3.25%), 5.76%, 10/25/2020 (f)	10,021	9,189

Oil, Gas & Consumable Fuels — 2.0%

California Resources Corp., 1st Lien Second Out Term Loan (ICE LIBOR USD 1 Month + 10.38%), 12.87%, 12/31/2021 (f)	65,947	69,121

California Resources Corp., Senior Secured First Out (ICE LIBOR USD 1 Month + 4.75%), 7.24%, 12/31/2022 (f)	64,249	63,178

Encino Acquisition Partners Holdings, 2nd Lien Term Loan (ICE LIBOR USD 1 Month + 6.75%), 9.24%, 10/29/2025 (f)	9,656	9,366

Gulf Finance LLC, 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 5.25%; ICE LIBOR USD 3 Month + 5.25%), 7.87%, 8/25/2023 (f)	10,023	7,993

MEG Energy Corp., 1st Lien Term Loan B (Canada) (ICE LIBOR USD 1 Month + 3.50%), 6.00%, 12/31/2023 (f) (l)	11,570	11,521

Ultra Resources, Inc., Term Loan (ICE LIBOR USD 1 Month + 4.00%), 6.48%, 4/12/2024 (f)	11,227	10,026

		171,205

Personal Products — 0.1%

Revlon Consumer Products Corp., Term Loan B (ICE LIBOR USD 3 Month + 3.50%), 6.13%, 9/7/2023 (f)	8,053	5,999

Pharmaceuticals — 0.1%

Concordia Healthcare Corp., Initial Dollar Term Loan (Canada) (ICE LIBOR USD 1 Month + 5.50%), 8.02%, 9/6/2024 (f)	12,894	12,221

Software — 0.1%

Greeneden US Holdings II LLC, 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 3.25%), 5.74%, 12/1/2023 (f)	4,945	4,887

Specialty Retail — 0.2%

Claire’s Stores, Inc., 1st Lien Term Loan (ICE LIBOR USD 6 Month + 7.25%), 9.94%, 10/12/2038 ‡ (f) (l) (n)	6,858	10,287

PetSmart, Inc., Term Loan B (ICE LIBOR USD 1 Month + 3.00%), 5.52%, 3/11/2022 (f)	5,878	5,004

		15,291

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Technology Hardware, Storage & Peripherals — 0.0% (m)

Dell International LLC, 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 2.00%), 4.50%, 9/7/2023 (f) (l)	1,500	1,494

Wireless Telecommunication Services — 0.2%

Syniverse Holdings, Inc., 1st Lien Term Loan (ICE LIBOR USD 1 Month + 5.00%), 7.49%, 3/9/2023 (f)	14,477	13,658

Total Loan Assignments (Cost $514,773)		486,408

	SHARES (000)
Common Stocks — 1.0%

Aerospace & Defense — 0.0% (m)

Remington Outdoor Co., Inc. * ‡	399	698

Communications Equipment — 0.0% (m)

Goodman Networks, Inc. * ‡	300	–	(c)

Diversified Financial Services — 0.0% (m)

ACC Claims Holdings LLC * ‡	7,076	71

Adelphia Recovery Trust * ‡	9,055	–	(c)

		71

Energy Equipment & Services — 0.0% (m)

Telford Offshore Holdings Ltd. (Cayman Islands) * ‡	368	460

Independent Power and Renewable Electricity Producers — 0.3%

Vistra Energy Corp. *	962	25,050

Oil, Gas & Consumable Fuels — 0.1%

Penn Virginia Corp. *	95	5,072

Ultra Petroleum Corp. *	195	131

		5,203

Pharmaceuticals — 0.2%

Advanz Pharma Corp. (Canada) *	91	1,762

Concordia International private placement (Canada) * ‡	952	17,013

		18,775

Software — 0.2%

Avaya Holdings Corp. *	998	15,462

Specialty Retail — 0.1%

Claire’s Stores, Inc. * ‡	17	13,280

Wireless Telecommunication Services — 0.1%

NII Holdings, Inc. *	1,491	5,799

Total Common Stocks (Cost $93,603)		84,798

SEE NOTES TO FINANCIAL STATEMENTS.

174	J.P. MORGAN INCOME FUNDS	FEBRUARY 28, 2019

INVESTMENTS	SHARES (000)	VALUE ($000)
Preferred Stocks — 0.2%

Automobiles — 0.0% (m)

General Motors Co.

6.25%, 7/15/2033 ‡	953	—	(c)

7.25%, 4/15/2041 ‡	246	—	(c)

7.38%, 5/15/2048 ‡	404	—	(c)

0.68%, 6/1/2049 ‡	50	—	(c)

7.38%, 10/1/2051 ‡	47	—	(c)

7.25%, 2/15/2052 ‡	548	—	(c)

Motors Liquidation Co. 7.25%, 7/15/2041 ‡	284	—	(c)

		—	(c)

Banks — 0.1%

GMAC Capital Trust I Series 2, (ICE LIBOR USD 3 Month + 5.79%), 8.47%, 2/15/2040 ($25 par value) (f)	260	6,757

Communications Equipment — 0.0% (m)

Goodman Networks, Inc. (Preference) * ‡	358	4

Specialty Retail — 0.1%

Claire’s Stores, Inc. * ‡	10	14,877

Total Preferred Stocks (Cost $13,327)		21,638

	PRINCIPAL AMOUNT ($000)
Convertible Bonds — 0.1%

Media — 0.1%

Liberty Interactive LLC

4.00%, 11/15/2029	2,570	1,751

3.75%, 2/15/2030	4,448	2,958

Total Convertible Bonds (Cost $4,509)		4,709

	NO. OF RIGHTS ($000)
Rights — 0.0% (m)

Independent Power and Renewable Electricity Producers — 0.0% (m)

Vistra Energy Corp., expiring 12/31/2049 * ‡ (Cost $—)	2,797	2,168

	NO. OF WARRANTS (000)
Warrants — 0.0% (m)

Oil, Gas & Consumable Fuels — 0.0% (m)

Ultra Petroleum Corp. expiring 7/14/2025, price 1.00 (Canada) * (Cost $—)	818	286

INVESTMENTS	SHARES	VALUE ($000)
Convertible Preferred Stocks — 0.0% (m)

Automobiles — 0.0% (m)

General Motors Co. 3/6/2032 * ‡ (Cost $—)	973	—	(c)

	PRINCIPAL AMOUNT ($000)
Asset-Backed Securities — 0.0% (m)

T-Mobile USA, Inc. 6.00%, 4/15/2024 ‡ (Cost $—)	17,049	—	(c)

	SHARES (000)
Short-Term Investments — 4.7%

Investment Companies — 4.6%

JPMorgan U.S. Government Money Market Fund Class Institutional Shares, 2.33% (o) (p) (Cost $394,426)	394,426	394,426

	PRINCIPAL AMOUNT ($000)

U.S. Treasury Obligations — 0.1%

U.S. Treasury Bills 2.48%, 5/9/2019 (q) (r) (Cost $9,791)	9,837	9,792

Total Short-Term Investments (Cost $404,217)		404,218

Total Investments — 100.0% (Cost $8,622,801)		8,559,427
Other Assets Less Liabilities — 0.0% (m)		32

Net Assets — 100.0%		8,559,459

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2019	J.P. MORGAN INCOME FUNDS	175

JPMorgan High Yield Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2019 (continued)

Abbreviations
ICE	Intercontinental Exchange
LIBOR	London Interbank Offered Rate
MSCI	Morgan Stanley Capital International
OYJ	Public Limited Company
Preference	A special type of equity investment that shares in the earnings of the company, has limited voting rights, and may have a dividend preference. Preference shares may also have liquidation preference.
SCA	Limited partnership with share capital
USD	United States Dollar

(a)	Securities exempt from registration under Rule 144A or section 4(a)(2), of the Securities Act of 1933, as amended.
(b)	Defaulted security.
(c)	Amount rounds to less than one thousand.
(d)	Variable or floating rate security, the interest rate of which adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. The interest rate shown is the current rate as of February 28, 2019.
(e)	Security is perpetual and thus, does not have a predetermined maturity date. The coupon rate for this security is fixed for a period of time and may be structured to adjust thereafter. The date shown, if applicable, reflects the next call date. The coupon rate shown is the rate in effect as of February 28, 2019.
(f)	Variable or floating rate security, linked to the referenced benchmark. The interest rate shown is the current rate as of February 28, 2019.
(g)	Security is an interest bearing note with preferred security characteristics.

(h)	Step bond. Interest rate is a fixed rate for an initial period that either resets at a specific date or may reset in the future contingent upon a predetermined trigger. The interest rate shown is the current rate as of February 28, 2019.
(i)	Security has the ability to pay in kind (“PIK”) or pay income in cash. When applicable, separate rates of such payments are disclosed.
(j)	All or a portion of the security is a when-issued security, delayed delivery security, or forward commitment.
(k)	Loan assignments are presented by obligor. Each series or loan tranche underlying each obligor may have varying terms.
(l)	All or a portion of this security is unsettled as of February 28, 2019. Unless otherwise indicated, the coupon rate is undetermined. The coupon rate shown may not be accrued for the entire position.
(m)	Amount rounds to less than 0.1% of net assets.
(n)	Fund is subject to legal or contractual restrictions on the resale of the security.
(o)	Investment in affiliate. Fund is registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc.
(p)	The rate shown is the current yield as of February 28, 2019.
(q)	The rate shown is the effective yield as of February 28, 2019.
(r)	All or a portion of this security is deposited with the broker as initial margin for swaps contracts.
*	Non-income producing security.
‡	Value determined using significant unobservable inputs.

Centrally Cleared Credit default swap contracts outstanding — sell protection (1) as of February 28, 2019 (amounts in thousands):
REFERENCE OBLIGATION/INDEX	FINANCING RATE PAID BY THE FUND (%)	PAYMENT FREQUENCY	MATURITY DATE	IMPLIED CREDIT SPREAD (%) (2)	NOTIONAL AMOUNT (3)	UPFRONT PAYMENTS (RECEIPTS) ($) (4)	UNREALIZED APPRECIATION (DEPRECIATION) ($)	VALUE ($)
CDX.NA.HY.31-V3	5.00	Quarterly	12/20/2023	3.46	USD 192,000	13,496	125	13,621

						13,496	125	13,621

Abbreviations

CDX	Credit Default Swap Index
USD	United States Dollar

(1)

The Fund, as a seller of credit protection, receives periodic payments and may also receive or pay an upfront premium from or to the protection buyer, and is obligated to make a contingent payment, upon occurrence of a credit event with respect to an underlying reference obligation, as defined under the terms of individual swap contracts.

(2)

Implied credit spreads are an indication of the seller’s performance risk, related to the likelihood of a credit event occurring that would require a seller to make payment to a buyer. Implied credit spreads are used to determine the value of swap contracts and reflect the cost of buying/selling protection, which may include upfront payments made to enter into the contract. Therefore, higher spreads would indicate a greater likelihood that a seller will be obligated to perform (i.e. make payment) under the swap contract. Increasing values, in absolute terms and relative to notional amounts, are also indicative of greater performance risk. Implied credit spreads for credit default swaps on credit indices are linked to the weighted average spread across the underlying reference obligations included in a particular index.

(3)	The notional amount is the maximum amount that a seller of credit protection would be obligated to pay and a buyer of credit protection would receive, upon occurrence of a credit event.
(4)

Upfront payments and receipts generally represent premiums paid or received at the initiation of the agreement to compensate the differences between the stated terms of the swap agreement and current market conditions (credit spreads, interest rates and other relevant factors).

SEE NOTES TO FINANCIAL STATEMENTS.

176	J.P. MORGAN INCOME FUNDS	FEBRUARY 28, 2019

JPMorgan Income Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2019

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
CORPORATE BONDS — 37.4%

Aerospace & Defense — 0.6%

Arconic, Inc.

5.13%, 10/1/2024	98	97

5.90%, 2/1/2027	503	501

6.75%, 1/15/2028 (a)	28	28

5.95%, 2/1/2037	300	287

Bombardier, Inc. (Canada)

8.75%, 12/1/2021 (b)	350	385

6.00%, 10/15/2022 (a) (b)	338	339

7.50%, 12/1/2024 (b)	385	393

7.50%, 3/15/2025 (b)	229	229

7.88%, 4/15/2027 (b)	198	197

TransDigm, Inc.

5.50%, 10/15/2020	100	100

6.00%, 7/15/2022	126	128

6.50%, 7/15/2024	340	343

6.25%, 3/15/2026 (b)	262	269

Triumph Group, Inc.

4.88%, 4/1/2021	90	89

5.25%, 6/1/2022	50	48

7.75%, 8/15/2025	30	29

		3,462

Air Freight & Logistics — 0.2%

XPO Logistics, Inc.

6.13%, 9/1/2023 (b)	915	913

6.75%, 8/15/2024 (b)	130	131

		1,044

Airlines — 0.0% (c)

United Continental Holdings, Inc.

4.25%, 10/1/2022	55	55

5.00%, 2/1/2024	65	65

		120

Auto Components — 1.0%

Adient Global Holdings Ltd. 4.88%, 8/15/2026 (b)	450	344

Allison Transmission, Inc.

5.00%, 10/1/2024 (b)	300	302

4.75%, 10/1/2027 (b)	100	96

American Axle & Manufacturing, Inc.

6.63%, 10/15/2022	220	225

6.25%, 4/1/2025 (a)	1,180	1,177

6.25%, 3/15/2026	24	24

6.50%, 4/1/2027	100	99

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Auto Components — continued

Cooper-Standard Automotive, Inc. 5.63%, 11/15/2026 (b)	380	341

Dana Financing Luxembourg SARL 6.50%, 6/1/2026 (b)	500	510

Delphi Technologies plc 5.00%, 10/1/2025 (b)	480	428

Goodyear Tire & Rubber Co. (The)

5.13%, 11/15/2023	95	95

5.00%, 5/31/2026 (a)	474	449

4.88%, 3/15/2027	53	49

Icahn Enterprises LP

6.25%, 2/1/2022	55	57

6.75%, 2/1/2024	180	188

6.38%, 12/15/2025	237	244

IHO Verwaltungs GmbH (Germany) 4.50% (cash), 9/15/2023 (b) (d)	450	435

JB Poindexter & Co., Inc. 7.13%, 4/15/2026 (b)	82	80

Tenneco, Inc.

5.38%, 12/15/2024	200	184

5.00%, 7/15/2026	265	227

		5,554

Automobiles — 0.1%

General Motors Co. 6.25%, 10/2/2043	220	217

Jaguar Land Rover Automotive plc (United Kingdom) 4.50%, 10/1/2027 (a) (b)	237	184

		401

Banks — 1.4%

Australia & New Zealand Banking Group Ltd. (Australia) (USD ICE Swap Rate 5 Year + 5.17%), 6.75%, 6/15/2026 (b) (e) (f) (g)	900	945

Bank of America Corp.

Series AA, (ICE LIBOR USD 3 Month + 3.90%), 6.10%, 3/17/2025 (e) (f) (g)	282	300

Series DD, (ICE LIBOR USD 3 Month + 4.55%), 6.30%, 3/10/2026 (e) (f) (g)	34	37

Series FF, (ICE LIBOR USD 3 Month + 2.93%), 5.87%, 3/15/2028 (e) (f) (g)	500	489

Barclays plc (United Kingdom)

4.38%, 9/11/2024	200	196

4.84%, 5/9/2028	320	309

CIT Group, Inc. 5.25%, 3/7/2025	214	224

Citigroup, Inc.

Series R, (ICE LIBOR USD 3 Month + 4.48%), 6.13%, 11/15/2020 (e) (f) (g)	43	44

(ICE LIBOR USD 3 Month + 4.07%), 5.95%, 1/30/2023 (e) (f) (g)	125	128

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2019	J.P. MORGAN INCOME FUNDS	177

JPMorgan Income Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2019 (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Bonds — continued

Banks — continued

Series M, (ICE LIBOR USD 3 Month + 3.42%), 6.30%, 5/15/2024 (e) (f) (g)	700	712

Credit Agricole SA (France) (USD Swap Semi 5 Year + 6.19%), 8.12%, 12/23/2025 (b) (e) (f) (g)	200	223

HSBC Holdings plc (United Kingdom) (USD ICE Swap Rate 5 Year + 4.37%), 6.37%, 3/30/2025 (e) (f) (g)	800	816

ING Groep NV (Netherlands) (USD Swap Semi 5 Year + 5.12%), 6.87%, 4/16/2022 (e) (f) (g) (h)	900	936

Royal Bank of Scotland Group plc (United Kingdom)

(USD Swap Semi 5 Year + 7.60%), 8.62%, 8/15/2021 (e) (f) (g)	500	536

6.00%, 12/19/2023	440	463

Skandinaviska Enskilda Banken AB (Sweden) (USD Swap Semi 5 Year + 3.49%), 5.63%, 5/13/2022 (e) (f) (g) (h)	400	389

Societe Generale SA (France) (USD ICE Swap Rate 5 Year + 5.87%), 8.00%, 9/29/2025 (b) (e) (f) (g)	200	211

Standard Chartered plc (United Kingdom) (USD Swap Semi 5 Year + 6.30%), 7.50%, 4/2/2022 (b) (e) (f) (g)	500	522

State Savings Bank of Ukraine (Ukraine) 9.38%, 3/10/2023 (h) (i)	200	200

UBS Group Funding Switzerland AG (Switzerland) (USD Swap Semi 5 Year + 4.87%), 7.00%, 2/19/2025 (e) (f) (g) (h)	250	265

		7,945

Beverages — 0.1%

Anheuser-Busch InBev Worldwide, Inc. (Belgium) 4.60%, 4/15/2048	400	368

Cott Holdings, Inc. (Canada) 5.50%, 4/1/2025 (b)	110	109

		477

Building Products — 0.3%

American Woodmark Corp. 4.88%, 3/15/2026 (b)	260	254

James Hardie International Finance DAC (Ireland) 5.00%, 1/15/2028 (b)	300	278

JELD-WEN, Inc.

4.63%, 12/15/2025 (b)	125	118

4.88%, 12/15/2027 (b)	100	92

Masonite International Corp. 5.75%, 9/15/2026 (b)	200	200

PGT Escrow Issuer, Inc. 6.75%, 8/1/2026 (b)	79	81

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Building Products — continued

Standard Industries, Inc.

6.00%, 10/15/2025 (b)	160	167

4.75%, 1/15/2028 (b)	477	446

Summit Materials LLC 5.13%, 6/1/2025 (b)	45	43

		1,679

Capital Markets — 0.5%

Credit Suisse Group AG (Switzerland)

(USD Swap Semi 5 Year + 4.60%), 7.50%, 12/11/2023 (b) (e) (f) (g)	1,000	1,069

(USD Swap Semi 5 Year + 3.46%), 6.25%, 12/18/2024 (b) (e) (f) (g)	250	251

Goldman Sachs Group, Inc. (The)

Series M, (ICE LIBOR USD 3 Month + 3.92%), 5.38%, 5/10/2020 (e) (f) (g)	95	96

Series P, (ICE LIBOR USD 3 Month + 2.87%), 5.00%, 11/10/2022 (e) (f) (g)	1,000	920

LPL Holdings, Inc. 5.75%, 9/15/2025 (b)	190	192

		2,528

Chemicals — 0.9%

Ashland LLC 4.75%, 8/15/2022 (i)	210	216

Axalta Coating Systems LLC 4.88%, 8/15/2024 (b)	300	298

Chemours Co. (The)

6.63%, 5/15/2023 (a)	165	171

7.00%, 5/15/2025	130	136

CVR Partners LP 9.25%, 6/15/2023 (b)	684	721

FXI Holdings, Inc. 7.88%, 11/1/2024 (a) (b)	96	92

Gates Global LLC 6.00%, 7/15/2022 (b)	280	281

GCP Applied Technologies, Inc. 5.50%, 4/15/2026 (b)	255	257

Huntsman International LLC

4.88%, 11/15/2020	65	67

5.13%, 11/15/2022 (a)	200	209

INEOS Group Holdings SA (Luxembourg) 5.63%, 8/1/2024 (b)	450	436

Ingevity Corp. 4.50%, 2/1/2026 (b)	92	88

Koppers, Inc. 6.00%, 2/15/2025 (b)	65	57

NOVA Chemicals Corp. (Canada)

4.88%, 6/1/2024 (b)	310	300

5.25%, 6/1/2027 (b)	270	254

Rain CII Carbon LLC 7.25%, 4/1/2025 (b)	150	130

Scotts Miracle-Gro Co. (The)

6.00%, 10/15/2023	135	139

5.25%, 12/15/2026	305	291

SEE NOTES TO FINANCIAL STATEMENTS.

178	J.P. MORGAN INCOME FUNDS	FEBRUARY 28, 2019

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Bonds — continued

Chemicals — continued

Starfruit Finco BV (Netherlands) 8.00%, 10/1/2026 (a) (b)	250	249

Trinseo Materials Operating SCA 5.38%, 9/1/2025 (b)	472	444

Tronox Finance plc 5.75%, 10/1/2025 (b)	109	101

Tronox, Inc. 6.50%, 4/15/2026 (b)	204	193

Valvoline, Inc. 4.38%, 8/15/2025	15	14

		5,144

Commercial Services & Supplies — 0.5%

ACCO Brands Corp. 5.25%, 12/15/2024 (b)	482	473

ADT Security Corp. (The) 4.13%, 6/15/2023	246	241

Aramark Services, Inc. 5.00%, 2/1/2028 (b)	386	381

Brink’s Co. (The) 4.63%, 10/15/2027 (b)	85	81

Covanta Holding Corp. 5.88%, 3/1/2024	80	82

Garda World Security Corp. (Canada) 8.75%, 5/15/2025 (b)	606	580

Nielsen Co. Luxembourg SARL (The)

5.50%, 10/1/2021 (b)	185	187

5.00%, 2/1/2025 (b)	235	232

Nielsen Finance LLC 5.00%, 4/15/2022 (b)	70	70

Pitney Bowes, Inc. 4.95%, 4/1/2023 (i)	87	82

Prime Security Services Borrower LLC 9.25%, 5/15/2023 (b)	455	480

		2,889

Communications Equipment — 0.5%

CommScope Finance LLC

5.50%, 3/1/2024 (b)	170	173

6.00%, 3/1/2026 (b)	345	353

8.25%, 3/1/2027 (b)	170	177

CommScope Technologies LLC 6.00%, 6/15/2025 (b)	1,104	1,041

CommScope, Inc. 5.50%, 6/15/2024 (b)	156	150

Nokia OYJ (Finland)

4.38%, 6/12/2027	330	324

6.63%, 5/15/2039	45	47

Plantronics, Inc. 5.50%, 5/31/2023 (b)	555	553

ViaSat, Inc. 5.63%, 9/15/2025 (b)	25	24

		2,842

Construction & Engineering — 0.1%

MasTec, Inc. 4.88%, 3/15/2023	255	256

Tutor Perini Corp. 6.88%, 5/1/2025 (a) (b)	258	256

		512

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Construction Materials — 0.2%

Cemex SAB de CV (Mexico) 7.75%, 4/16/2026 (b)	825	897

Martin Marietta Materials, Inc. 4.25%, 12/15/2047	310	258

		1,155

Consumer Finance — 0.7%

Ally Financial, Inc.

4.13%, 2/13/2022	35	35

5.13%, 9/30/2024	128	134

4.63%, 3/30/2025	310	316

5.75%, 11/20/2025 (a)	780	827

8.00%, 11/1/2031	33	41

Curo Group Holdings Corp. 8.25%, 9/1/2025 (b)	441	378

FirstCash, Inc. 5.38%, 6/1/2024 (b)	20	20

Ford Motor Credit Co. LLC 4.69%, 6/9/2025	450	425

General Motors Financial Co., Inc. 5.25%, 3/1/2026	270	274

ILFC E-Capital Trust II (US Treasury Yield Curve Rate T Note Constant Maturity 30 Year + 1.80%), 4.80%, 12/21/2065 (b) (f)	505	394

Lincoln Finance Ltd. (Netherlands) 7.38%, 4/15/2021 (b)	250	254

Springleaf Finance Corp.

6.13%, 5/15/2022	75	78

5.63%, 3/15/2023	272	276

6.88%, 3/15/2025	205	210

7.13%, 3/15/2026	77	78

		3,740

Containers & Packaging — 0.7%

Ardagh Packaging Finance plc (Ireland)

4.63%, 5/15/2023 (b)	200	202

7.25%, 5/15/2024 (b)	850	886

6.00%, 2/15/2025 (b)	825	815

Ball Corp. 4.00%, 11/15/2023	40	40

Berry Global, Inc.

5.13%, 7/15/2023	87	87

4.50%, 2/15/2026 (b)	25	24

BWAY Holding Co. 5.50%, 4/15/2024 (b)	480	473

Crown Americas LLC 4.75%, 2/1/2026	36	36

Greif, Inc. 6.50%, 3/1/2027 (b)	225	229

Intertape Polymer Group, Inc. (Canada) 7.00%, 10/15/2026 (b)	32	32

OI European Group BV 4.00%, 3/15/2023 (b)	14	14

Owens-Brockway Glass Container, Inc. 5.38%, 1/15/2025 (b)	106	108

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2019	J.P. MORGAN INCOME FUNDS	179

JPMorgan Income Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2019 (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Bonds — continued

Containers & Packaging — continued

Reynolds Group Issuer, Inc. 5.75%, 10/15/2020	775	777

Sealed Air Corp.

5.13%, 12/1/2024 (b)	100	103

5.50%, 9/15/2025 (b)	55	57

		3,883

Distributors — 0.1%

Global Partners LP

6.25%, 7/15/2022	70	68

7.00%, 6/15/2023	119	118

Univar USA, Inc. 6.75%, 7/15/2023 (a) (b)	180	185

		371

Diversified Consumer Services — 0.2%

Service Corp. International

5.38%, 1/15/2022	125	126

5.38%, 5/15/2024	300	307

7.50%, 4/1/2027	200	221

Sotheby’s 4.88%, 12/15/2025 (b)	128	124

		778

Diversified Financial Services — 0.5%

ACE Cash Express, Inc. 12.00%, 12/15/2022 (b)	162	154

CNG Holdings, Inc. 9.38%, 5/15/2020 (b)	168	165

GE Capital International Funding Co. Unlimited Co. 4.42%, 11/15/2035	1,595	1,440

Refinitiv US Holdings, Inc.

6.25%, 5/15/2026 (b)	484	489

8.25%, 11/15/2026 (b)	86	84

Travelport Corporate Finance plc 6.00%, 3/15/2026 (b)	75	80

Vantiv LLC 4.38%, 11/15/2025 (b)	200	193

Verscend Escrow Corp. 9.75%, 8/15/2026 (b)	84	86

		2,691

Diversified Telecommunication Services — 3.2%

Altice France SA (France) 7.38%, 5/1/2026 (b)	900	885

AT&T, Inc.

5.25%, 3/1/2037	370	373

4.90%, 8/15/2037	610	588

4.75%, 5/15/2046	550	511

CCO Holdings LLC

5.88%, 4/1/2024 (b)	740	770

5.38%, 5/1/2025 (b)	265	271

5.75%, 2/15/2026 (b)	631	654

5.50%, 5/1/2026 (b)	182	186

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Diversified Telecommunication Services — continued

5.13%, 5/1/2027 (b)	2,785	2,733

5.00%, 2/1/2028 (b)	677	652

CenturyLink, Inc.

Series S, 6.45%, 6/15/2021	15	16

Series T, 5.80%, 3/15/2022	330	339

Series W, 6.75%, 12/1/2023 (a)	388	403

Series Y, 7.50%, 4/1/2024	27	28

5.63%, 4/1/2025	75	71

Cincinnati Bell, Inc.

7.00%, 7/15/2024 (a) (b)	585	530

8.00%, 10/15/2025 (b)	175	158

Cogent Communications Finance, Inc. 5.63%, 4/15/2021 (b)	120	121

Consolidated Communications, Inc. 6.50%, 10/1/2022	51	47

DKT Finance ApS (Denmark) 9.38%, 6/17/2023 (b)	650	697

Embarq Corp. 8.00%, 6/1/2036	463	447

Frontier Communications Corp.

10.50%, 9/15/2022	81	58

11.00%, 9/15/2025	109	70

8.50%, 4/1/2026 (b)	452	420

Intelsat Jackson Holdings SA (Luxembourg)

5.50%, 8/1/2023	398	365

8.00%, 2/15/2024 (b)	355	369

8.50%, 10/15/2024 (b)	369	373

9.75%, 7/15/2025 (b)	635	659

Intelsat Luxembourg SA (Luxembourg)

7.75%, 6/1/2021	8	8

8.13%, 6/1/2023	67	56

Level 3 Financing, Inc.

5.63%, 2/1/2023	152	153

5.38%, 1/15/2024	225	226

5.38%, 5/1/2025	115	115

5.25%, 3/15/2026	48	47

Level 3 Parent LLC 5.75%, 12/1/2022	155	157

Qwest Capital Funding, Inc. 7.75%, 2/15/2031	39	34

Qwest Corp. 7.13%, 11/15/2043	58	57

SES GLOBAL Americas Holdings GP (Luxembourg) 5.30%, 3/25/2044 (b)	110	95

Sprint Capital Corp.

6.88%, 11/15/2028	48	47

8.75%, 3/15/2032	1,206	1,307

SEE NOTES TO FINANCIAL STATEMENTS.

180	J.P. MORGAN INCOME FUNDS	FEBRUARY 28, 2019

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Bonds — continued

Diversified Telecommunication Services — continued

Telecom Italia Capital SA (Italy)

6.38%, 11/15/2033	500	470

6.00%, 9/30/2034	56	51

7.20%, 7/18/2036	18	18

7.72%, 6/4/2038	227	234

Verizon Communications, Inc. 4.67%, 3/15/2055	270	263

Virgin Media Finance plc (United Kingdom) 6.00%, 10/15/2024 (b)	300	308

Virgin Media Secured Finance plc (United Kingdom)

5.25%, 1/15/2026 (b)	200	200

5.50%, 8/15/2026 (b)	400	398

Windstream Services LLC

9.00%, 6/30/2025 (a) (b)	461	274

8.63%, 10/31/2025 (b)	95	89

		17,401

Electric Utilities — 0.4%

Eskom Holdings SOC Ltd. (South Africa) 5.75%, 1/26/2021 (h)	1,000	995

Light Servicos de Eletricidade SA (Brazil) 7.25%, 5/3/2023 (h)	500	506

NextEra Energy Operating Partners LP

4.25%, 9/15/2024 (b)	17	17

4.50%, 9/15/2027 (b)	71	67

Terraform Global Operating LLC 6.13%, 3/1/2026 (b)	100	96

Vistra Operations Co. LLC 5.50%, 9/1/2026 (b)	231	240

		1,921

Electrical Equipment — 0.2%

Sensata Technologies BV

4.88%, 10/15/2023 (b)	255	262

5.63%, 11/1/2024 (b)	200	210

Vertiv Group Corp. 9.25%, 10/15/2024 (b)	622	623

		1,095

Electronic Equipment, Instruments & Components — 0.1%

Anixter, Inc. 6.00%, 12/1/2025 (b)	275	285

CDW LLC

5.00%, 9/1/2023	101	102

5.00%, 9/1/2025	273	276

		663

Energy Equipment & Services — 0.5%

Bristow Group, Inc. 6.25%, 10/15/2022	31	9

CSI Compressco LP 7.50%, 4/1/2025 (b)	85	82

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Energy Equipment & Services — continued

Diamond Offshore Drilling, Inc. 7.88%, 8/15/2025 (a)	82	77

Ensco plc

8.00%, 1/31/2024	26	23

5.20%, 3/15/2025	44	34

7.75%, 2/1/2026	32	27

Nabors Industries, Inc.

5.50%, 1/15/2023	47	44

5.75%, 2/1/2025	298	263

Noble Holding International Ltd.

7.95%, 4/1/2025 (i)	59	52

7.88%, 2/1/2026 (b)	140	131

5.25%, 3/15/2042	41	25

Precision Drilling Corp. (Canada)

6.50%, 12/15/2021 (a)	14	14

7.75%, 12/15/2023	75	76

7.13%, 1/15/2026 (b)	26	25

Rowan Cos., Inc. 7.38%, 6/15/2025	81	70

SESI LLC

7.13%, 12/15/2021	49	45

7.75%, 9/15/2024	23	20

Shelf Drilling Holdings Ltd. (United Arab Emirates) 8.25%, 2/15/2025 (b)	360	344

Transocean Pontus Ltd. 6.13%, 8/1/2025 (b)	535	540

Transocean Poseidon Ltd. 6.88%, 2/1/2027 (b)	34	35

Transocean Proteus Ltd. 6.25%, 12/1/2024 (b)	102	104

Transocean, Inc.

9.00%, 7/15/2023 (b)	106	112

7.25%, 11/1/2025 (b)	119	114

7.50%, 1/15/2026 (b)	221	213

7.50%, 4/15/2031	53	44

6.80%, 3/15/2038	101	76

9.35%, 12/15/2041 (i)	97	89

USA Compression Partners LP

6.88%, 4/1/2026	30	31

6.88%, 9/1/2027 (b)	13	13

Weatherford International LLC 9.88%, 3/1/2025	53	38

Weatherford International Ltd.

4.50%, 4/15/2022	16	11

8.25%, 6/15/2023 (a)	34	24

9.88%, 2/15/2024	48	35

7.00%, 3/15/2038	2	1

5.95%, 4/15/2042	89	53

		2,894

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2019	J.P. MORGAN INCOME FUNDS	181

JPMorgan Income Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2019 (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Bonds — continued

Entertainment — 0.4%

AMC Entertainment Holdings, Inc.

5.88%, 2/15/2022	45	45

5.75%, 6/15/2025	228	210

5.88%, 11/15/2026	55	50

6.13%, 5/15/2027	76	68

Cinemark USA, Inc. 4.88%, 6/1/2023	81	81

Live Nation Entertainment, Inc. 4.88%, 11/1/2024 (b)	345	343

Netflix, Inc.

5.88%, 2/15/2025	50	53

4.88%, 4/15/2028	550	536

5.88%, 11/15/2028 (b)	50	52

Viacom, Inc.

(ICE LIBOR USD 3 Month + 3.90%), 5.87%, 2/28/2057 (f)	385	380

(ICE LIBOR USD 3 Month + 3.90%), 6.25%, 2/28/2057 (f)	9	9

WMG Acquisition Corp.

4.88%, 11/1/2024 (b)	100	99

5.50%, 4/15/2026 (b)	325	327

		2,253

Equity Real Estate Investment Trusts (REITs) — 0.8%

CoreCivic, Inc.

5.00%, 10/15/2022	55	54

4.63%, 5/1/2023	30	29

CyrusOne LP

5.00%, 3/15/2024	3	3

5.38%, 3/15/2027	118	120

Equinix, Inc.

5.38%, 4/1/2023	63	64

5.75%, 1/1/2025	175	182

5.88%, 1/15/2026	243	255

5.38%, 5/15/2027	168	174

ESH Hospitality, Inc. 5.25%, 5/1/2025 (b)	350	348

GEO Group, Inc. (The) 5.88%, 10/15/2024	250	237

GLP Capital LP

5.25%, 6/1/2025	225	233

5.75%, 6/1/2028	250	259

Iron Mountain, Inc.

5.75%, 8/15/2024	50	50

4.88%, 9/15/2027 (b)	391	370

MGM Growth Properties Operating Partnership LP

5.63%, 5/1/2024	240	246

5.75%, 2/1/2027 (b)	56	57

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Equity Real Estate Investment Trusts (REITs) — continued

RHP Hotel Properties LP 5.00%, 4/15/2023	270	271

SBA Communications Corp. 4.88%, 9/1/2024	230	230

Uniti Group LP

6.00%, 4/15/2023 (a) (b)	100	93

8.25%, 10/15/2023 (a)	175	152

7.13%, 12/15/2024 (a) (b)	235	195

VICI Properties 1 LLC 8.00%, 10/15/2023	824	900

		4,522

Food & Staples Retailing — 0.4%

Albertsons Cos. LLC

6.63%, 6/15/2024	467	467

5.75%, 3/15/2025	481	458

7.50%, 3/15/2026 (b)	163	168

New Albertsons LP

8.70%, 5/1/2030	127	117

8.00%, 5/1/2031	255	229

Rite Aid Corp. 6.13%, 4/1/2023 (b)	450	384

Tesco plc (United Kingdom) 6.15%, 11/15/2037 (b)	320	334

		2,157

Food Products — 0.8%

B&G Foods, Inc. 5.25%, 4/1/2025 (a)	188	180

Dean Foods Co. 6.50%, 3/15/2023 (b)	39	29

Dole Food Co., Inc. 7.25%, 6/15/2025 (b)	191	172

FAGE International SA (Luxembourg) 5.63%, 8/15/2026 (b)	250	204

JBS USA LUX SA

7.25%, 6/1/2021 (b)	329	331

5.88%, 7/15/2024 (b)	534	549

5.75%, 6/15/2025 (b)	209	211

6.75%, 2/15/2028 (b)	52	54

Kraft Heinz Foods Co. 5.00%, 7/15/2035	870	830

Pilgrim’s Pride Corp.

5.75%, 3/15/2025 (b)	373	373

5.88%, 9/30/2027 (b)	14	14

Post Holdings, Inc.

5.50%, 3/1/2025 (b)	180	180

5.00%, 8/15/2026 (b)	45	43

5.75%, 3/1/2027 (b)	382	377

Sigma Holdco BV (Netherlands) 7.88%, 5/15/2026 (b)	550	505

TreeHouse Foods, Inc. 6.00%, 2/15/2024 (b)	320	330

		4,382

SEE NOTES TO FINANCIAL STATEMENTS.

182	J.P. MORGAN INCOME FUNDS	FEBRUARY 28, 2019

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Bonds — continued

Gas Utilities — 0.1%

AmeriGas Partners LP

5.63%, 5/20/2024	51	52

5.50%, 5/20/2025	87	86

5.88%, 8/20/2026	503	504

5.75%, 5/20/2027	27	26

		668

Health Care Equipment & Supplies — 0.2%

Avantor, Inc. 6.00%, 10/1/2024 (b)	325	331

Hill-Rom Holdings, Inc. 5.75%, 9/1/2023 (b)	305	314

Hologic, Inc. 4.38%, 10/15/2025 (b)	305	300

Mallinckrodt International Finance SA

5.63%, 10/15/2023 (b)	69	60

5.50%, 4/15/2025 (b)	225	184

Sotera Health Holdings LLC 6.50%, 5/15/2023 (b)	65	65

		1,254

Health Care Providers & Services — 2.4%

Acadia Healthcare Co., Inc.

6.13%, 3/15/2021	26	26

5.13%, 7/1/2022	165	162

6.50%, 3/1/2024	91	91

Air Medical Group Holdings, Inc. 6.38%, 5/15/2023 (a) (b)	375	319

Centene Corp.

5.63%, 2/15/2021	32	32

6.13%, 2/15/2024	176	184

4.75%, 1/15/2025	156	157

5.38%, 6/1/2026 (b)	47	49

Community Health Systems, Inc.

5.13%, 8/1/2021 (a)	177	174

6.25%, 3/31/2023	278	268

8.63%, 1/15/2024 (b)	447	459

8.13%, 6/30/2024 (a) (b)	215	179

8.00%, 3/15/2026 (b)	138	136

CVS Health Corp. 5.05%, 3/25/2048	342	339

DaVita, Inc.

5.13%, 7/15/2024	150	149

5.00%, 5/1/2025	703	678

Encompass Health Corp. 5.75%, 9/15/2025	355	358

Envision Healthcare Corp. 8.75%, 10/15/2026 (b)	623	562

HCA, Inc.

5.88%, 5/1/2023	146	154

5.38%, 2/1/2025	1,524	1,581

5.88%, 2/15/2026	2,615	2,762

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Health Care Providers & Services — continued

5.25%, 6/15/2026	225	237

5.63%, 9/1/2028	14	14

5.88%, 2/1/2029	52	55

5.50%, 6/15/2047	82	85

MPH Acquisition Holdings LLC 7.13%, 6/1/2024 (b)	591	589

NVA Holdings, Inc. 6.88%, 4/1/2026 (b)	102	98

Polaris Intermediate Corp. 8.50% (cash), 12/1/2022 (b) (d)	170	167

Team Health Holdings, Inc. 6.38%, 2/1/2025 (a) (b)	312	248

Tenet Healthcare Corp.

4.50%, 4/1/2021	213	216

4.38%, 10/1/2021	150	152

8.13%, 4/1/2022	571	609

6.75%, 6/15/2023 (a)	1,190	1,220

4.63%, 7/15/2024	147	146

5.13%, 5/1/2025	171	169

6.25%, 2/1/2027 (b)	333	343

WellCare Health Plans, Inc. 5.25%, 4/1/2025	122	125

West Street Merger Sub, Inc. 6.38%, 9/1/2025 (b)	92	86

		13,378

Health Care Technology — 0.1%

IQVIA, Inc. 5.00%, 10/15/2026 (b)	447	455

Hotels, Restaurants & Leisure — 1.8%

1011778 BC ULC (Canada) 4.25%, 5/15/2024 (b)	214	208

Boyd Gaming Corp.

6.88%, 5/15/2023	120	125

6.38%, 4/1/2026	325	339

6.00%, 8/15/2026	103	106

Boyne USA, Inc. 7.25%, 5/1/2025 (b)	160	171

CCM Merger, Inc. 6.00%, 3/15/2022 (b)	52	53

Cirsa Finance International SARL (Spain) 7.88%, 12/20/2023 (b)	200	205

Constellation Merger Sub, Inc. 8.50%, 9/15/2025 (b)	131	126

Downstream Development Authority of the Quapaw Tribe of Oklahoma 10.50%, 2/15/2023 (b)	362	368

Eldorado Resorts, Inc.

6.00%, 4/1/2025	362	368

6.00%, 9/15/2026 (b)	121	123

Enterprise Development Authority (The) 12.00%, 7/15/2024 (b)	250	252

Gateway Casinos & Entertainment Ltd. (Canada) 8.25%, 3/1/2024 (b)	305	317

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2019	J.P. MORGAN INCOME FUNDS	183

JPMorgan Income Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2019 (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Bonds — continued

Hotels, Restaurants & Leisure — continued

Grupo Posadas SAB de CV (Mexico) 7.88%, 6/30/2022 (h)	300	304

Hilton Domestic Operating Co., Inc. 5.13%, 5/1/2026 (b)	30	30

Hilton Grand Vacations Borrower LLC 6.13%, 12/1/2024	296	305

Hilton Worldwide Finance LLC

4.63%, 4/1/2025	15	15

4.88%, 4/1/2027	345	343

International Game Technology plc 6.50%, 2/15/2025 (b)	400	426

IRB Holding Corp. 6.75%, 2/15/2026 (b)	259	245

Jack Ohio Finance LLC

6.75%, 11/15/2021 (b)	458	472

10.25%, 11/15/2022 (b)	40	43

LTF Merger Sub, Inc. 8.50%, 6/15/2023 (b)	150	153

Marriott Ownership Resorts, Inc. 6.50%, 9/15/2026 (b)	562	580

Merlin Entertainments plc (United Kingdom) 5.75%, 6/15/2026 (b)	450	466

MGM Resorts International

6.00%, 3/15/2023	745	779

5.75%, 6/15/2025	125	128

4.63%, 9/1/2026	1,205	1,145

Sabre GLBL, Inc. 5.38%, 4/15/2023 (b)	110	112

Scientific Games International, Inc.

10.00%, 12/1/2022	150	158

5.00%, 10/15/2025 (b)	529	512

Stars Group Holdings BV (Canada) 7.00%, 7/15/2026 (b)	218	223

Station Casinos LLC 5.00%, 10/1/2025 (b)	68	66

VOC Escrow Ltd. 5.00%, 2/15/2028 (b)	185	180

Wyndham Destinations, Inc.

4.25%, 3/1/2022	8	8

5.40%, 4/1/2024 (i)	30	30

6.35%, 10/1/2025 (i)	18	19

5.75%, 4/1/2027 (i)	85	84

Wynn Las Vegas LLC 5.50%, 3/1/2025 (b)	400	398

		9,985

Household Durables — 0.2%

Lennar Corp.

5.88%, 11/15/2024	117	123

5.25%, 6/1/2026	224	225

Mattamy Group Corp. (Canada)

6.88%, 12/15/2023 (b)	37	37

6.50%, 10/1/2025 (b)	50	48

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Household Durables — continued

New Home Co., Inc. (The) 7.25%, 4/1/2022	105	97

Tempur Sealy International, Inc.

5.63%, 10/15/2023	342	345

5.50%, 6/15/2026	370	369

Toll Brothers Finance Corp. 4.88%, 11/15/2025	80	80

		1,324

Household Products — 0.4%

Central Garden & Pet Co. 5.13%, 2/1/2028	570	527

Energizer Holdings, Inc. 5.50%, 6/15/2025 (b)	460	449

Kronos Acquisition Holdings, Inc. (Canada) 9.00%, 8/15/2023 (b)	133	114

Spectrum Brands, Inc.

6.13%, 12/15/2024	331	326

5.75%, 7/15/2025	533	522

		1,938

Independent Power and Renewable Electricity Producers — 0.6%

AES Corp. 5.50%, 4/15/2025	71	73

Calpine Corp.

5.88%, 1/15/2024 (b)	125	127

5.25%, 6/1/2026 (b)	346	339

Cemig Geracao e Transmissao SA (Brazil) 9.25%, 12/5/2024 (h)	400	444

Clearway Energy Operating LLC

5.38%, 8/15/2024	84	83

5.75%, 10/15/2025 (b)	55	54

5.00%, 9/15/2026	251	234

Cometa Energia SA de CV (Mexico) 6.38%, 4/24/2035 (b)	1,165	1,110

NRG Energy, Inc.

6.25%, 5/1/2024	269	278

6.63%, 1/15/2027	165	176

5.75%, 1/15/2028	19	19

Talen Energy Supply LLC 6.50%, 6/1/2025	173	154

Vistra Energy Corp.

7.38%, 11/1/2022	126	131

7.63%, 11/1/2024	114	121

		3,343

Industrial Conglomerates — 0.2%

General Electric Co. 4.50%, 3/11/2044	360	322

Grupo KUO SAB de CV (Mexico) 5.75%, 7/7/2027 (b)	500	486

		808

SEE NOTES TO FINANCIAL STATEMENTS.

184	J.P. MORGAN INCOME FUNDS	FEBRUARY 28, 2019

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Bonds — continued

Insurance — 0.2%

AmWINS Group, Inc. 7.75%, 7/1/2026 (b)	75	77

CNO Financial Group, Inc. 5.25%, 5/30/2025	120	123

Fidelity & Guaranty Life Holdings, Inc. 5.50%, 5/1/2025 (b)	145	143

Liberty Mutual Group, Inc. 7.80%, 3/15/2037 (b)	91	104

MetLife, Inc. 6.40%, 12/15/2036	250	265

Prudential Financial, Inc. (ICE LIBOR USD 3 Month + 3.92%), 5.63%, 6/15/2043 (f)	250	259

USIS Merger Sub, Inc. 6.88%, 5/1/2025 (b)	58	56

		1,027

Interactive Media & Services — 0.0% (c)

Rackspace Hosting, Inc. 8.63%, 11/15/2024 (b)	248	217

IT Services — 0.7%

Alliance Data Systems Corp. 5.38%, 8/1/2022 (b)	285	289

Banff Merger Sub, Inc. 9.75%, 9/1/2026 (b)	208	202

Booz Allen Hamilton, Inc. 5.13%, 5/1/2025 (b)	97	97

Cogent Communications Group, Inc. 5.38%, 3/1/2022 (b)	80	81

Exela Intermediate LLC 10.00%, 7/15/2023 (b)	287	293

First Data Corp.

5.38%, 8/15/2023 (b)	700	716

5.75%, 1/15/2024 (b)	1,025	1,058

Gartner, Inc. 5.13%, 4/1/2025 (b)	261	263

GCI LLC

6.75%, 6/1/2021	160	161

6.88%, 4/15/2025	25	26

VeriSign, Inc. 4.75%, 7/15/2027	5	5

Zayo Group LLC

6.00%, 4/1/2023	215	218

6.38%, 5/15/2025	428	425

5.75%, 1/15/2027 (b)	81	78

		3,912

Leisure Products — 0.2%

Mattel, Inc.

3.15%, 3/15/2023	71	62

6.75%, 12/31/2025 (b)	618	609

Vista Outdoor, Inc. 5.88%, 10/1/2023	350	329

		1,000

Machinery — 0.6%

ATS Automation Tooling Systems, Inc. (Canada) 6.50%, 6/15/2023 (b)	530	547

Colfax Corp.

6.00%, 2/15/2024 (b)	125	129

6.38%, 2/15/2026 (b)	23	24

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Machinery — continued

EnPro Industries, Inc. 5.75%, 10/15/2026 (b)	265	267

Hillman Group, Inc. (The) 6.38%, 7/15/2022 (b)	130	112

Novelis Corp.

6.25%, 8/15/2024 (b)	355	358

5.88%, 9/30/2026 (b)	307	299

RBS Global, Inc. 4.88%, 12/15/2025 (b)	45	44

SPX FLOW, Inc.

5.63%, 8/15/2024 (b)	135	135

5.88%, 8/15/2026 (b)	100	100

Stevens Holding Co., Inc. 6.13%, 10/1/2026 (b)	69	70

Tennant Co. 5.63%, 5/1/2025	450	447

Terex Corp. 5.63%, 2/1/2025 (b)	325	316

Wabash National Corp. 5.50%, 10/1/2025 (b)	97	90

Welbilt, Inc. 9.50%, 2/15/2024	295	318

		3,256

Media — 3.8%

Altice Financing SA (Luxembourg)

6.63%, 2/15/2023 (b)	400	411

7.50%, 5/15/2026 (b)	400	387

Altice Luxembourg SA (Luxembourg) 7.75%, 5/15/2022 (a) (b)	900	894

AMC Networks, Inc.

5.00%, 4/1/2024	10	10

4.75%, 8/1/2025	270	263

Cablevision Systems Corp. 8.00%, 4/15/2020	69	72

CBS Radio, Inc. 7.25%, 11/1/2024 (a) (b)	245	243

Charter Communications Operating LLC

4.91%, 7/23/2025	30	31

6.38%, 10/23/2035	86	92

5.38%, 4/1/2038	1,760	1,702

6.48%, 10/23/2045	230	247

Clear Channel Worldwide Holdings, Inc.

Series A, 7.63%, 3/15/2020	510	510

Series B, 7.63%, 3/15/2020	804	804

Series A, 6.50%, 11/15/2022	545	557

Series B, 6.50%, 11/15/2022	1,588	1,624

9.25%, 2/15/2024 (b)	801	840

CSC Holdings LLC

6.75%, 11/15/2021	115	122

5.38%, 7/15/2023 (b)	200	206

5.25%, 6/1/2024	223	223

7.75%, 7/15/2025 (b)	200	213

6.63%, 10/15/2025 (b)	600	633

10.88%, 10/15/2025 (b)	735	853

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2019	J.P. MORGAN INCOME FUNDS	185

JPMorgan Income Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2019 (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Bonds — continued

Media — continued

5.50%, 5/15/2026 (b)	200	203

5.50%, 4/15/2027 (b)	400	402

DISH DBS Corp.

6.75%, 6/1/2021	255	261

5.88%, 7/15/2022	235	224

5.00%, 3/15/2023	59	52

5.88%, 11/15/2024	1,607	1,353

7.75%, 7/1/2026	1,299	1,124

Getty Images, Inc. 9.75%, 3/1/2027 (a) (b)	22	22

Gray Television, Inc.

5.13%, 10/15/2024 (b)	109	108

5.88%, 7/15/2026 (b)	107	108

7.00%, 5/15/2027 (b)	257	272

iHeartCommunications, Inc. 9.00%, 12/15/2019 (j)	221	154

Lamar Media Corp.

5.00%, 5/1/2023	15	15

5.75%, 2/1/2026	75	79

Meredith Corp. 6.88%, 2/1/2026 (b)	215	222

Nexstar Broadcasting, Inc.

6.13%, 2/15/2022 (b)	303	308

5.63%, 8/1/2024 (b)	95	94

Outfront Media Capital LLC

5.25%, 2/15/2022	25	26

5.88%, 3/15/2025	125	128

Quebecor Media, Inc. (Canada) 5.75%, 1/15/2023	220	228

Sinclair Television Group, Inc.

6.13%, 10/1/2022	140	143

5.63%, 8/1/2024 (b)	95	96

5.88%, 3/15/2026 (b)	184	181

5.13%, 2/15/2027 (b)	250	234

Sirius XM Radio, Inc.

6.00%, 7/15/2024 (b)	1,105	1,145

5.38%, 4/15/2025 (b)	220	224

5.00%, 8/1/2027 (b)	72	71

TEGNA, Inc. 6.38%, 10/15/2023	414	426

Unitymedia GmbH (Germany) 6.13%, 1/15/2025 (b)	300	311

Univision Communications, Inc.

5.13%, 5/15/2023 (b)	111	101

5.13%, 2/15/2025 (b)	60	52

UPCB Finance IV Ltd. (Netherlands) 5.38%, 1/15/2025 (b)	200	205

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Media — continued

Videotron Ltd. (Canada)

5.38%, 6/15/2024 (b)	190	198

5.13%, 4/15/2027 (b)	300	304

Ziggo Bond Co. BV (Netherlands) 6.00%, 1/15/2027 (b)	705	668

		20,679

Metals & Mining — 1.1%

AK Steel Corp.

7.50%, 7/15/2023	135	139

7.00%, 3/15/2027	145	122

Alcoa Nederland Holding BV 6.75%, 9/30/2024 (b)	800	845

Allegheny Technologies, Inc. 5.95%, 1/15/2021	80	82

ArcelorMittal (Luxembourg) 7.00%, 10/15/2039 (i)	200	219

Big River Steel LLC 7.25%, 9/1/2025 (b)	75	78

Cleveland-Cliffs, Inc. 4.88%, 1/15/2024 (b)	104	104

Commercial Metals Co.

4.88%, 5/15/2023	40	39

5.38%, 7/15/2027	74	69

Constellium NV 6.63%, 3/1/2025 (a) (b)	250	252

FMG Resources August 2006 Pty. Ltd. (Australia)

4.75%, 5/15/2022 (b)	59	59

5.13%, 5/15/2024 (b)	129	128

Freeport-McMoRan, Inc.

4.00%, 11/14/2021	31	31

3.55%, 3/1/2022	31	31

3.88%, 3/15/2023	441	435

4.55%, 11/14/2024	485	480

5.40%, 11/14/2034	98	89

5.45%, 3/15/2043	87	76

Glencore Finance Canada Ltd. (Switzerland) 6.00%, 11/15/2041 (b)	685	686

Hecla Mining Co. 6.88%, 5/1/2021	181	181

Hudbay Minerals, Inc. (Canada)

7.25%, 1/15/2023 (b)	45	46

7.63%, 1/15/2025 (b)	35	36

Indonesia Asahan Aluminium Persero PT (Indonesia) 6.76%, 11/15/2048 (h)	900	977

Kaiser Aluminum Corp. 5.88%, 5/15/2024	39	40

Steel Dynamics, Inc. 4.13%, 9/15/2025	204	198

Teck Resources Ltd. (Canada)

6.13%, 10/1/2035	83	87

6.00%, 8/15/2040	24	25

5.40%, 2/1/2043	9	9

SEE NOTES TO FINANCIAL STATEMENTS.

186	J.P. MORGAN INCOME FUNDS	FEBRUARY 28, 2019

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Bonds — continued

Metals & Mining — continued

United States Steel Corp.

6.88%, 8/15/2025	60	59

6.25%, 3/15/2026	176	167

		5,789

Multiline Retail — 0.0% (c)

JC Penney Corp., Inc. 6.38%, 10/15/2036	164	61

Neiman Marcus Group Ltd. LLC 8.00%, 10/15/2021 (b)	97	50

		111

Oil, Gas & Consumable Fuels — 4.0%

Aker BP ASA (Norway) 5.88%, 3/31/2025 (a) (b)	150	154

Andeavor Logistics LP Series A, (ICE LIBOR USD 3 Month + 4.65%), 6.87%, 2/15/2023 (e) (f) (g)	93	90

Antero Resources Corp.

5.13%, 12/1/2022	442	443

5.63%, 6/1/2023	85	85

Blue Racer Midstream LLC

6.13%, 11/15/2022 (b)	240	243

6.63%, 7/15/2026 (b)	100	102

Bruin E&P Partners LLC 8.88%, 8/1/2023 (b)	23	22

Buckeye Partners LP

5.60%, 10/15/2044	400	369

(ICE LIBOR USD 3 Month + 4.02%), 6.37%, 1/22/2078 (f)	197	171

California Resources Corp. 8.00%, 12/15/2022 (a) (b)	84	67

Callon Petroleum Co. 6.13%, 10/1/2024	102	103

Carrizo Oil & Gas, Inc. 6.25%, 4/15/2023 (a)	171	169

Cenovus Energy, Inc. (Canada)

5.25%, 6/15/2037	410	382

5.40%, 6/15/2047	410	389

Cheniere Corpus Christi Holdings LLC 5.88%, 3/31/2025	514	547

Cheniere Energy Partners LP

5.25%, 10/1/2025	83	84

5.63%, 10/1/2026 (b)	32	33

Chesapeake Energy Corp.

(ICE LIBOR USD 3 Month + 3.25%),

6.04%, 4/15/2019 (a) (f)	391	391

7.00%, 10/1/2024	254	251

8.00%, 1/15/2025 (a)	585	595

8.00%, 6/15/2027 (a)	335	332

CITGO Petroleum Corp. 6.25%, 8/15/2022 (b)	92	92

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Oil, Gas & Consumable Fuels — continued

CNX Midstream Partners LP 6.50%, 3/15/2026 (b)	47	46

Crestwood Midstream Partners LP

6.25%, 4/1/2023 (i)	60	61

5.75%, 4/1/2025	134	135

DCP Midstream LP Series A, (ICE LIBOR USD 3 Month + 5.15%), 7.38%, 12/15/2022 (e) (f) (g)	115	111

DCP Midstream Operating LP

3.88%, 3/15/2023	213	211

6.75%, 9/15/2037 (b)	124	127

5.60%, 4/1/2044	25	23

Delek Logistics Partners LP 6.75%, 5/15/2025	127	122

Denbury Resources, Inc. 7.50%, 2/15/2024 (b)	78	70

Ecopetrol SA (Colombia) 5.88%, 5/28/2045	1,155	1,165

Energy Transfer LP

4.25%, 3/15/2023	37	37

5.88%, 1/15/2024	203	218

5.50%, 6/1/2027	15	16

Energy Transfer Operating LP Series B, (ICE LIBOR USD 3 Month + 4.16%), 6.63%, 2/15/2028 (e) (f) (g)	121	110

EnLink Midstream Partners LP

4.40%, 4/1/2024	94	91

4.15%, 6/1/2025	97	93

4.85%, 7/15/2026	95	93

Enterprise Products Operating LLC (ICE LIBOR USD 3 Month + 2.57%), 5.38%, 2/15/2078 (f)	194	170

EP Energy LLC

9.38%, 5/1/2024 (b)	447	209

8.00%, 11/29/2024 (a) (b)	171	120

7.75%, 5/15/2026 (b)	909	806

Extraction Oil & Gas, Inc.

7.38%, 5/15/2024 (b)	8	7

5.63%, 2/1/2026 (b)	12	10

Genesis Energy LP

6.75%, 8/1/2022	114	116

5.63%, 6/15/2024	85	79

Gulfport Energy Corp.

6.00%, 10/15/2024	109	99

6.38%, 1/15/2026	27	23

Halcon Resources Corp. 6.75%, 2/15/2025	110	82

Hilcorp Energy I LP

5.00%, 12/1/2024 (b)	56	54

6.25%, 11/1/2028 (b)	129	126

Holly Energy Partners LP 6.00%, 8/1/2024 (b)	80	82

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2019	J.P. MORGAN INCOME FUNDS	187

JPMorgan Income Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2019 (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Bonds — continued

Oil, Gas & Consumable Fuels — continued

Martin Midstream Partners LP 7.25%, 2/15/2021	175	170

Matador Resources Co. 5.88%, 9/15/2026	74	74

MEG Energy Corp. (Canada)

6.38%, 1/30/2023 (b)	462	422

7.00%, 3/31/2024 (b)	46	42

6.50%, 1/15/2025 (b)	290	285

Newfield Exploration Co. 5.38%, 1/1/2026	100	106

Northern Oil and Gas, Inc. 9.50% (Blend (Cash 8.50% + PIK 1.00%) , 5/15/2023 (d)	231	237

NuStar Logistics LP 5.63%, 4/28/2027	116	116

Oasis Petroleum, Inc.

6.88%, 3/15/2022	84	84

6.88%, 1/15/2023	340	338

6.25%, 5/1/2026 (a) (b)	342	326

Oil and Gas Holding Co. BSCC (The) (Bahrain) 7.63%, 11/7/2024 (b)	400	433

Parsley Energy LLC

6.25%, 6/1/2024 (b)	35	36

5.25%, 8/15/2025 (b)	150	148

PBF Holding Co. LLC

7.00%, 11/15/2023	26	26

7.25%, 6/15/2025	66	68

PBF Logistics LP 6.88%, 5/15/2023	80	81

Peabody Energy Corp.

6.00%, 3/31/2022 (b)	50	50

6.38%, 3/31/2025 (b)	36	36

Petroamazonas EP (Ecuador) 4.63%, 2/16/2020 (h)	1,000	985

Petrobras Global Finance BV (Brazil) 5.75%, 2/1/2029	1,350	1,343

Petroleos Mexicanos (Mexico)

5.38%, 3/13/2022	300	300

5.63%, 1/23/2046	500	391

Petroleum Co. of Trinidad & Tobago Ltd. (Trinidad and Tobago) 9.75%, 8/14/2019 (h)	1,000	980

QEP Resources, Inc.

5.38%, 10/1/2022	135	133

5.63%, 3/1/2026	79	74

Range Resources Corp. 4.88%, 5/15/2025 (a)	395	362

SemGroup Corp.

5.63%, 7/15/2022	55	54

5.63%, 11/15/2023	135	126

7.25%, 3/15/2026	83	80

Seven Generations Energy Ltd. (Canada) 5.38%, 9/30/2025 (b)	84	81

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Oil, Gas & Consumable Fuels — continued

SM Energy Co.

5.00%, 1/15/2024	38	36

6.75%, 9/15/2026	179	171

6.63%, 1/15/2027	79	75

Southwestern Energy Co.

6.20%, 1/23/2025 (a) (i)	275	272

7.50%, 4/1/2026	22	23

Summit Midstream Holdings LLC

5.50%, 8/15/2022	40	40

5.75%, 4/15/2025	41	39

Sunoco Logistics Partners Operations LP 5.35%, 5/15/2045	740	698

Sunoco LP

4.88%, 1/15/2023	63	64

5.50%, 2/15/2026	58	57

5.88%, 3/15/2028	19	19

Tallgrass Energy Partners LP

5.50%, 9/15/2024 (b)	109	111

5.50%, 1/15/2028 (b)	15	15

Targa Resources Partners LP

5.25%, 5/1/2023	28	28

4.25%, 11/15/2023	175	173

6.75%, 3/15/2024	550	576

5.13%, 2/1/2025	170	171

6.50%, 7/15/2027 (b)	446	472

5.00%, 1/15/2028	15	14

TerraForm Power Operating LLC

4.25%, 1/31/2023 (b)	86	85

6.63%, 6/15/2025 (b) (i)	65	68

5.00%, 1/31/2028 (b)	70	67

TransMontaigne Partners LP 6.13%, 2/15/2026	38	35

Ultra Resources, Inc. 9.00%, 7/12/2024	214	138

W&T Offshore, Inc. 9.75%, 11/1/2023 (b)	167	165

Whiting Petroleum Corp.

5.75%, 3/15/2021	45	45

6.25%, 4/1/2023 (a)	200	201

6.63%, 1/15/2026	214	210

WPX Energy, Inc.

6.00%, 1/15/2022	11	12

8.25%, 8/1/2023	150	168

5.75%, 6/1/2026	93	93

		22,154

SEE NOTES TO FINANCIAL STATEMENTS.

188	J.P. MORGAN INCOME FUNDS	FEBRUARY 28, 2019

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Bonds — continued

Paper & Forest Products — 0.1%

Clearwater Paper Corp.

4.50%, 2/1/2023 (a)	143	136

5.38%, 2/1/2025 (a) (b)	87	82

Suzano Austria GmbH (Brazil) 7.00%, 3/16/2047 (h)	450	493

		711

Personal Products — 0.1%

Coty, Inc. 6.50%, 4/15/2026 (a) (b)	280	270

Edgewell Personal Care Co. 4.70%, 5/19/2021	10	10

Prestige Brands, Inc. 6.38%, 3/1/2024 (a) (b)	285	286

Revlon Consumer Products Corp. 6.25%, 8/1/2024	102	59

		625

Pharmaceuticals — 1.0%

Advanz Pharma Corp. (Canada) 8.00%, 9/6/2024	175	167

Bausch Health Americas, Inc.

9.25%, 4/1/2026 (b)	50	54

8.50%, 1/31/2027 (b)	844	874

Bausch Health Cos., Inc.

6.50%, 3/15/2022 (b)	256	265

5.50%, 3/1/2023 (b)	40	40

5.88%, 5/15/2023 (b)	483	481

7.00%, 3/15/2024 (b)	534	563

6.13%, 4/15/2025 (b)	1,830	1,761

5.50%, 11/1/2025 (b)	57	58

9.00%, 12/15/2025 (b)	198	212

5.75%, 8/15/2027 (b)	9	9

Catalent Pharma Solutions, Inc. 4.88%, 1/15/2026 (b)	50	49

Endo Dac 5.88%, 10/15/2024 (a) (b)	500	500

Endo Finance LLC 5.75%, 1/15/2022 (b)	489	458

Teva Pharmaceutical Finance Netherlands III BV (Israel) 4.10%, 10/1/2046	260	188

		5,679

Professional Services — 0.0% (c)

AMN Healthcare, Inc. 5.13%, 10/1/2024 (b)	85	84

Real Estate Management & Development — 0.0% (c)

Kennedy-Wilson, Inc. 5.88%, 4/1/2024	54	53

Road & Rail — 0.6%

Ashtead Capital, Inc. (United Kingdom) 4.38%, 8/15/2027 (b)	300	288

Avis Budget Car Rental LLC

6.38%, 4/1/2024 (a) (b)	646	659

5.25%, 3/15/2025 (b)	177	168

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Road & Rail — continued

Avolon Holdings Funding Ltd. (Ireland) 5.13%, 10/1/2023 (b)	160	162

DAE Funding LLC (United Arab Emirates)

4.50%, 8/1/2022 (b)	10	10

5.00%, 8/1/2024 (b)	165	162

Herc Rentals, Inc. 7.75%, 6/1/2024 (a) (b)	253	270

Hertz Corp. (The)

7.38%, 1/15/2021	156	156

7.63%, 6/1/2022 (b)	323	330

6.25%, 10/15/2022	185	174

5.50%, 10/15/2024 (b)	605	514

Park Aerospace Holdings Ltd. (Ireland) 4.50%, 3/15/2023 (b)	350	347

		3,240

Semiconductors & Semiconductor Equipment — 0.3%

Amkor Technology, Inc. 6.38%, 10/1/2022	360	363

Entegris, Inc. 4.63%, 2/10/2026 (b)	250	245

NXP BV (Netherlands) 4.63%, 6/1/2023 (b)	200	204

Qorvo, Inc. 5.50%, 7/15/2026 (b)	164	167

Sensata Technologies UK Financing Co. plc 6.25%, 2/15/2026 (b)	400	422

		1,401

Software — 0.4%

Camelot Finance SA 7.88%, 10/15/2024 (b)	235	245

Genesys Telecommunications Laboratories, Inc. 10.00%, 11/30/2024 (b)	185	202

Infor Software Parent LLC 7.13% (cash), 5/1/2021 (b) (d)	259	260

Infor US, Inc. 6.50%, 5/15/2022	540	551

Informatica LLC 7.13%, 7/15/2023 (b)	373	378

Nuance Communications, Inc. 5.63%, 12/15/2026	200	204

Open Text Corp. (Canada) 5.88%, 6/1/2026 (b)	108	114

Solera LLC 10.50%, 3/1/2024 (b)	81	88

Symantec Corp. 5.00%, 4/15/2025 (b)	133	132

		2,174

Specialty Retail — 0.3%

L Brands, Inc.

5.25%, 2/1/2028	57	49

6.75%, 7/1/2036	311	263

Party City Holdings, Inc. 6.63%, 8/1/2026 (a) (b)	149	147

Penske Automotive Group, Inc. 5.50%, 5/15/2026	208	204

PetSmart, Inc.

7.13%, 3/15/2023 (b)	60	41

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2019	J.P. MORGAN INCOME FUNDS	189

JPMorgan Income Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2019 (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Bonds — continued

Specialty Retail — continued

5.88%, 6/1/2025 (b)	431	343

8.88%, 6/1/2025 (b)	18	12

Staples, Inc. 8.50%, 9/15/2025 (b)	785	769

		1,828

Technology Hardware, Storage & Peripherals — 0.3%

Dell International LLC

5.88%, 6/15/2021 (b)	150	153

7.13%, 6/15/2024 (b)	247	262

6.02%, 6/15/2026 (b)	270	286

8.35%, 7/15/2046 (b)	180	211

Diebold Nixdorf, Inc. 8.50%, 4/15/2024	164	139

EMC Corp. 3.38%, 6/1/2023	100	96

Western Digital Corp. 4.75%, 2/15/2026	277	262

Xerox Corp. 3.62%, 3/15/2023 (i)	127	125

		1,534

Textiles, Apparel & Luxury Goods — 0.1%

Hanesbrands, Inc.

4.63%, 5/15/2024 (b)	35	35

4.88%, 5/15/2026 (b)	591	582

William Carter Co. (The) 5.63%, 3/15/2027 (b) (k)	55	55

		672

Thrifts & Mortgage Finance — 0.2%

Ladder Capital Finance Holdings LLLP 5.25%, 10/1/2025 (b)	140	132

Nationstar Mortgage Holdings, Inc.

8.13%, 7/15/2023 (b)	150	152

9.13%, 7/15/2026 (b)	35	36

Nationstar Mortgage LLC 6.50%, 6/1/2022	227	225

Quicken Loans, Inc. 5.75%, 5/1/2025 (b)	313	309

Radian Group, Inc. 4.50%, 10/1/2024	125	122

		976

Tobacco — 0.2%

BAT Capital Corp. (United Kingdom)

4.39%, 8/15/2037	480	401

4.54%, 8/15/2047	910	738

		1,139

Trading Companies & Distributors — 0.4%

Ahern Rentals, Inc. 7.38%, 5/15/2023 (b)	227	209

H&E Equipment Services, Inc. 5.63%, 9/1/2025	165	163

United Rentals North America, Inc.

5.75%, 11/15/2024	170	175

5.50%, 7/15/2025	10	10

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Trading Companies & Distributors — continued

4.63%, 10/15/2025	905	880

6.50%, 12/15/2026	64	67

5.50%, 5/15/2027	700	700

WESCO Distribution, Inc. 5.38%, 6/15/2024	200	201

		2,405

Wireless Telecommunication Services — 1.4%

Hughes Satellite Systems Corp.

5.25%, 8/1/2026	140	137

6.63%, 8/1/2026	189	186

Intelsat Connect Finance SA (Luxembourg) 9.50%, 2/15/2023 (a) (b)	244	236

Sprint Communications, Inc.

7.00%, 3/1/2020 (b)	156	161

6.00%, 11/15/2022	24	24

Sprint Corp.

7.88%, 9/15/2023	594	635

7.13%, 6/15/2024	838	866

7.63%, 2/15/2025	2,210	2,315

7.63%, 3/1/2026	80	83

T-Mobile US, Inc. 4.50%, 2/1/2026 ‡	18	—

T-Mobile USA, Inc.

6.00%, 3/1/2023	200	206

6.00%, 3/1/2023 ‡	200	—

6.50%, 1/15/2024	115	119

6.50%, 1/15/2024 ‡	115	—

6.38%, 3/1/2025	135	141

6.38%, 3/1/2025 ‡	135	—

5.13%, 4/15/2025	75	77

6.50%, 1/15/2026	1,410	1,505

6.50%, 1/15/2026 ‡	560	—

4.50%, 2/1/2026	426	420

4.75%, 2/1/2028	33	32

4.75%, 2/1/2028 ‡	33	—

United States Cellular Corp. 6.70%, 12/15/2033	305	323

Wind Tre SpA (Italy) 5.00%, 1/20/2026 (b)	425	366

		7,832

Total Corporate Bonds (Cost $206,152)		206,154

Asset-Backed securities — 29.6%

5AIF Juniper 2 LLC Series 2018-1, Class A, 5.45%, 8/15/2022 ‡ (b)	1,500	1,500

ABFC Trust Series 2002-OPT1, Class M1, 3.58%, 5/25/2032 ‡ (l)	298	294

SEE NOTES TO FINANCIAL STATEMENTS.

190	J.P. MORGAN INCOME FUNDS	FEBRUARY 28, 2019

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Asset-Backed securities — continued

ACC Trust

Series 2018-1, Class B, 4.82%, 5/20/2021 (b)	1,445	1,450

Series 2019-1, Class A, 3.75%, 5/20/2022 (b)	350	350

Series 2019-1, Class B, 4.47%, 10/20/2022 (b)	3,523	3,526

Series 2018-1, Class C, 6.81%, 2/21/2023 (b)	1,510	1,527

Series 2019-1, Class C, 6.41%, 2/20/2024 (b)	510	511

Accelerated Assets LLC

Series 2018-1, Class B, 4.51%, 12/2/2033 ‡ (b)	527	529

Series 2018-1, Class C, 6.65%, 12/2/2033 ‡ (b)	1,141	1,160

American Credit Acceptance Receivables Trust

Series 2016-4, Class D, 4.11%, 4/12/2023 (b)	150	150

Series 2017-2, Class E, 5.52%, 3/12/2024 (b)	980	993

Series 2018-3, Class E, 5.17%, 10/15/2024 (b)	1,000	1,007

Series 2018-1, Class F, 6.55%, 12/10/2024 (b)	1,630	1,647

Series 2018-3, Class F, 6.44%, 6/12/2025 (b)	1,690	1,712

Series 2018-4, Class F, 6.94%, 10/13/2025 (b)	1,000	1,010

Ameriquest Mortgage Securities, Asset-Backed Pass-Through Certificates Series 2003-12, Class M2, 4.98%, 1/25/2034 ‡ (l)	206	207

Ameriquest Mortgage Securities, Inc., Asset-Backed Pass-Through Certificates

Series 2003-1, Class M2, 5.22%, 2/25/2033 ‡ (l)	103	104

Series 2003-11, Class M2, 4.75%, 12/25/2033 ‡ (l)	462	454

Series 2003-13, Class AF5, 4.94%, 1/25/2034 ‡ (i)	58	64

Series 2003-13, Class AF6, 4.94%, 1/25/2034 ‡ (i)	46	55

Anchor Assets IX LLC Series 2016-1, Class B, 6.25%, 2/15/2020 ‡ (b)	425	425

Apidos CLO (Cayman Islands) Series XXXA, Class C, 5.42%, 10/18/2031 ‡ (b) (l)	340	329

Argent Securities, Inc. Asset-Backed Pass-Through Certificates Series 2003-W5, Class M4, 8.11%, 10/25/2033 ‡ (l)	61	65

Avis Budget Rental Car Funding AESOP LLC Series 2018-1A, Class C, 4.73%, 9/20/2024 (b)	560	564

Benefit Street Partners CLO XI (Cayman Islands) Series 2017-11A, Class A2A, 4.54%, 4/15/2029 (b) (l)	400	398

BlueMountain CLO Ltd. (Cayman Islands)

Series 2012-2A, Class DR2, 5.54%, 11/20/2028 (b) (l)	1,100	1,076

Series 2014-2A, Class DR2, 5.86%, 10/20/2030 ‡ (b) (l)	570	547

Series 2018-3A, Class D, 6.02%, 10/25/2030 ‡ (b) (l)	985	955

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Business Jet Securities LLC

Series 2018-1, Class A, 4.34%, 2/15/2033 (b)	482	482

Series 2018-1, Class B, 6.05%, 2/15/2033 ‡ (b)	1,614	1,655

Series 2018-2, Class C, 6.66%, 6/15/2033 (b)	1,636	1,639

Camillo Issuer LLC Series 2017-SFR1, Class A, 5.50%, 6/5/2027 (b)	981	981

CarFinance Capital Auto Trust Series 2015-1A, Class E, 5.49%, 1/18/2022 (b)	350	352

Centex Home Equity Loan Trust Series 2004-A, Class AF4, 5.01%, 8/25/2032 ‡ (i)	147	149

CIFC Funding Ltd. (Cayman Islands)

Series 2017-1A, Class D, 6.26%, 4/23/2029 ‡ (b) (l)	1,420	1,405

Series 2014-5A, Class BR2, 4.57%, 10/17/2031 ‡ (b) (l)	930	929

Series 2014-5A, Class DR2, 6.17%, 10/17/2031 ‡ (b) (l)	675	662

CIG Auto Receivables Trust

Series 2017-1A, Class B, 3.81%, 5/15/2023 (b)	75	74

Series 2017-1A, Class C, 5.33%, 12/16/2024 (b)	500	500

Series 2019-1A, Class D, 4.85%, 5/15/2026 (b)	1,660	1,662

Citi Held For Asset Issuance Series 2015-PM2, Class C, 5.96%, 3/15/2022 ‡ (b)	443	444

CLUB Credit Trust

Series 2017-P2, Class B, 3.56%, 1/15/2024 ‡ (b)	790	788

Series 2018-NP1, Class C, 4.74%, 5/15/2024 ‡ (b)	1,000	1,001

Conn’s Receivables Funding LLC Series 2018-A, Class B, 4.65%, 1/15/2023 ‡ (b)	259	260

CPS Auto Receivables Trust

Series 2014-B, Class D, 4.62%, 5/15/2020 (b)	434	435

Series 2018-A, Class D, 3.66%, 12/15/2023 (b)	400	399

Series 2019-A, Class D, 4.35%, 12/16/2024 (b)	1,190	1,203

CWABS, Inc. Asset-Backed Certificates Series 2003-5, Class AF5, 5.15%, 2/25/2034 ‡ (i)	201	201

Diamond Resorts Owner Trust Series 2018-1, Class D, 5.90%, 1/21/2031 ‡ (b)	1,608	1,619

Dominion Financial Services 2 LLC Series 2018-1, Class A, 5.35%, 9/15/2022 ‡ (b) (i)	3,500	3,500

Drive Auto Receivables Trust

Series 2017-1, Class D, 3.84%, 3/15/2023	380	382

Series 2018-3, Class D, 4.30%, 9/16/2024	1,456	1,481

Series 2019-1, Class D, 4.09%, 6/15/2026	1,290	1,308

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2019	J.P. MORGAN INCOME FUNDS	191

JPMorgan Income Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2019 (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Asset-Backed Securities — continued

DT Auto Owner Trust

Series 2016-1A, Class D, 4.66%, 12/15/2022 (b)	155	156

Series 2017-3A, Class D, 3.58%, 5/15/2023 (b)	750	750

Series 2016-3A, Class D, 4.52%, 6/15/2023 (b)	750	755

Series 2017-4A, Class D, 3.47%, 7/17/2023 (b)	83	83

Series 2017-2A, Class E, 6.03%, 1/15/2024 (b)	500	517

Series 2018-3A, Class D, 4.19%, 7/15/2024 (b)	1,230	1,244

Series 2017-3A, Class E, 5.60%, 8/15/2024 (b)	905	926

Series 2019-1A, Class D, 3.87%, 11/15/2024 (b)	2,990	2,995

Series 2017-4A, Class E, 5.15%, 11/15/2024 (b)	1,925	1,958

Series 2018-1A, Class E, 5.42%, 3/17/2025 (b)	1,055	1,072

Series 2018-2A, Class E, 5.54%, 6/16/2025 (b)	1,200	1,226

Series 2018-3A, Class E, 5.33%, 11/17/2025 (b)	1,340	1,362

Series 2019-1A, Class E, 4.94%, 2/17/2026 (b)	2,735	2,745

Engs Commercial Finance Trust

Series 2018-1A, Class C, 4.05%, 2/22/2023 ‡ (b)	370	373

Series 2018-1A, Class D, 4.69%, 6/22/2023 ‡ (b)	290	293

Equity One Mortgage Pass-Through Trust

Series 2003-2, Class M2, 5.24%, 9/25/2033 ‡ (l)	131	127

Series 2004-2, Class M1, 5.69%, 7/25/2034 ‡ (i)	95	97

Exeter Automobile Receivables Trust

Series 2015-2A, Class D, 5.79%, 5/16/2022 (b)	350	355

Series 2015-3A, Class D, 6.55%, 10/17/2022 (b)	770	789

Series 2016-2A, Class D, 8.25%, 4/17/2023 (b)	1,445	1,546

Series 2018-3A, Class C, 3.71%, 6/15/2023 (b)	738	743

Series 2017-3A, Class C, 3.68%, 7/17/2023 (b)	773	777

Series 2016-3A, Class D, 6.40%, 7/17/2023 (b)	750	773

Series 2018-3A, Class D, 4.35%, 6/17/2024 (b)	1,515	1,542

Series 2018-3A, Class E, 5.43%, 8/15/2024 (b)	650	662

Series 2018-1A, Class E, 4.64%, 10/15/2024 (b)	1,760	1,751

Series 2019-1A, Class D, 4.13%, 12/16/2024 (b)	1,775	1,800

Series 2018-2A, Class E, 5.33%, 5/15/2025 (b)	1,100	1,124

Series 2018-4A, Class E, 5.38%, 7/15/2025 (b)	810	824

Series 2018-3A, Class F, 6.55%, 8/25/2025 (b)	650	658

Series 2019-1A, Class E, 5.20%, 1/15/2026 (b)	2,585	2,611

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Flagship Credit Auto Trust Series 2017-R, Class B,

8.00%, 5/17/2023 (b)	92	92

8.24%, 10/18/2023	1,408	1,405

Series 2017-4, Class D, 3.58%, 1/15/2024 (b)	175	174

Series 2017-2, Class E, 5.55%, 7/15/2024 (b)	530	540

Series 2019-1, Class D, 4.08%, 2/18/2025 (b)	833	836

FREED ABS Trust Series 2018-1, Class B, 4.56%, 7/18/2024 ‡ (b)	600	604

GLS Auto Receivables Issuer Trust

Series 2019-1A, Class C, 3.87%, 12/16/2024 (b)	1,140	1,143

Series 2019-1A, Class D, 4.94%, 12/15/2025 (b)	830	832

GLS Auto Receivables Trust Series 2018-3A, Class D, 5.34%, 8/15/2025 (b)	680	691

Golden Bear LLC Series 2016-R, Class R, 5.65%, 9/20/2047 ‡ (b)	1,459	1,480

HERO Funding II (Cayman Islands)

Series 2016-3B, Class B, 5.24%, 9/20/2042 ‡ (b)	992	1,004

Series 2016-4B, Class B, 4.99%, 9/20/2047 ‡ (b)	642	652

Hertz Fleet Lease Funding LP Series 2018-1, Class E, 5.55%, 5/10/2032 (b)	1,340	1,347

ICG US CLO Ltd. (Cayman Islands) Series 2016-1A, Class A2R, 4.45%, 7/29/2028 (b) (l)	250	249

Kabbage Asset Securitization LLC Series 2017-1, Class C, 8.00%, 3/15/2022 ‡ (b)	330	336

KREF Ltd. Series 2018-FL1, Class D, 5.04%, 6/15/2036 ‡ (b) (l)	1,680	1,685

LendingClub Issuance Trust Series 2016-NP2, Class B, 6.00%, 1/17/2023 ‡ (b)	163	164

Lendmark Funding Trust

Series 2017-1A, Class A, 2.83%, 12/22/2025 (b)	2,000	1,980

Series 2017-1A, Class C, 5.41%, 12/22/2025 ‡ (b)	1,000	1,021

Series 2017-2A, Class B, 3.38%, 5/20/2026 ‡ (b)	540	534

Series 2017-2A, Class C, 4.33%, 5/20/2026 ‡ (b)	1,050	1,054

Series 2018-1A, Class B, 4.09%, 12/21/2026 ‡ (b)	790	796

Series 2018-1A, Class C, 5.03%, 12/21/2026 ‡ (b)	1,305	1,318

Series 2018-2A, Class D, 6.78%, 4/20/2027 (b)	2,500	2,517

Long Beach Mortgage Loan Trust Series 2003-4, Class M2, 5.11%, 8/25/2033 ‡ (l)	130	133

SEE NOTES TO FINANCIAL STATEMENTS.

192	J.P. MORGAN INCOME FUNDS	FEBRUARY 28, 2019

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Asset-Backed Securities — continued

LV Tower 52 Issuer Series 2013-1, Class M, 7.75%, 7/15/2019 ‡ (b)	251	251

Magnetite VIII Ltd. (Cayman Islands) Series 2014-8A, Class DR2, 5.69%, 4/15/2031 ‡ (b) (l)	1,220	1,177

Mariner Finance Issuance Trust Series 2017-AA, Class C, 6.73%, 2/20/2029 ‡ (b)	750	775

Marlette Funding Trust

Series 2017-3A, Class B, 3.01%, 12/15/2024 (b)	295	294

Series 2017-3A, Class C, 4.01%, 12/15/2024 ‡ (b)	295	295

MFA LLC Series 2018-NPL2, Class A1, 4.16%, 7/25/2048 ‡ (b) (i)	256	257

MFA Trust Series 2017-NPL1, Class A1, 3.35%, 11/25/2047 ‡ (b) (i)	324	321

New Residential Mortgage LLC Series 2018-FNT1, Class E, 4.89%, 5/25/2023 ‡ (b)	274	275

Oak Hill Advisors Residential Loan Trust Series 2017-NPL2, Class A1, 3.00%, 7/25/2057 ‡ (b) (i)	233	228

OnDeck Asset Securitization Trust LLC Series 2018-1A, Class C, 4.52%, 4/18/2022 ‡ (b)	540	539

OneMain Direct Auto Receivables Trust Series 2018-1A, Class D, 4.40%, 1/14/2028 (b)	910	923

OneMain Financial Issuance Trust

Series 2015-1A, Class C, 5.12%, 3/18/2026 ‡ (b)	250	253

Series 2019-1A, Class B, 3.79%, 2/14/2031 ‡ (b)	745	746

Series 2017-1A, Class D, 4.52%, 9/14/2032 ‡ (b)	1,100	1,084

Series 2018-2A, Class D, 4.29%, 3/14/2033 ‡ (b)	1,500	1,480

Oportun Funding VI LLC Series 2017-A, Class B, 3.97%, 6/8/2023 ‡ (b) (l)	293	291

PNMAC FMSR Issuer Trust Series 2018-FT1, Class A, 4.84%, 4/25/2023 (b) (l)	550	550

Popular ABS Mortgage Pass-Through Trust Series 2005-3, Class M1, 5.11%, 7/25/2035 ‡ (i)	274	268

Prestige Auto Receivables Trust Series 2018-1A, Class E, 5.03%, 1/15/2026 (b)	720	732

Pretium Mortgage Credit Partners I LLC

Series 2018-NPL4, Class A1, 4.83%, 9/25/2058 ‡ (b) (i)	515	518

Series 2018-NPL4, Class A2, 6.05%, 9/25/2058 (b) (i)	900	900

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Series 2019-NPL1, Class A1, 4.21%, 7/25/2060 (b) (i)	1,000	1,001

Progress Residential Trust

Series 2019-SFR1, Class E, 4.47%, 8/17/2035 (b)	2,000	2,008

Series 2018-SFR3, Class D, 4.43%, 10/17/2035 ‡ (b)	1,047	1,055

Series 2018-SFR3, Class E, 4.87%, 10/17/2035 ‡ (b)	524	535

RAMP Trust Series 2002-RS2, Class AI5, 5.94%, 3/25/2032 ‡ (l)	121	122

RCM Fund 1 Issuer LLC Series 2017-1, Class A, 5.50%, 10/25/2021 ‡ (b)	252	252

Regional Management Issuance Trust Series 2018-1, Class A, 3.83%, 7/15/2027 (b)	1,800	1,790

Renaissance Home Equity Loan Trust

Series 2003-4, Class M2F, 6.24%, 3/25/2034 ‡ (i)	161	150

Series 2005-2, Class M1, 5.05%, 8/25/2035 ‡ (i)	645	655

Renew (Cayman Islands) Series 2017-1A, Class B, 5.75%, 9/20/2052 ‡ (b)	380	387

Santander Drive Auto Receivables Trust

Series 2019-1, Class C, 3.42%, 4/15/2025	744	745

Series 2019-1, Class D, 3.65%, 4/15/2025	1,410	1,411

Santander Prime Auto Issuance Notes Trust Series 2018-A, Class F, 6.80%, 9/15/2025 (b)	1,044	1,059

Saxon Asset Securities Trust Series 2002-2, Class AF5, 6.49%, 1/25/2031 ‡ (i)	297	298

Security National Mortgage Loan Trust Series 2004-2A, Class AF3, 5.77%, 11/25/2034 ‡ (b) (l)	234	234

Shackleton CLO Ltd. (Cayman Islands)

Series 2014-6RA, Class B, 4.50%, 7/17/2028 (b) (l)	1,280	1,274

Series 2013-4RA, Class A2A, 4.40%, 4/13/2031 (b) (l)	1,070	1,056

SoFi Consumer Loan Program LLC

Series 2017-6, Class B, 3.52%, 11/25/2026 ‡ (b)	100	100

Series 2017-6, Class C, 4.02%, 11/25/2026 ‡ (b)	100	99

SoFi Consumer Loan Program Trust

Series 2018-1, Class B, 3.65%, 2/25/2027 (b)	450	449

Series 2018-1, Class C, 3.97%, 2/25/2027 ‡ (b)	450	447

Spirit Master Funding LLC Series 2014-3A, Class A, 5.74%, 3/20/2042 (b)	1,732	1,801

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2019	J.P. MORGAN INCOME FUNDS	193

JPMorgan Income Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2019 (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Asset-Backed Securities — continued

Springleaf Funding Trust

Series 2015-BA, Class B, 3.80%, 5/15/2028 ‡ (b)	900	899

Series 2016-AA, Class B, 3.80%, 11/15/2029 (b)	750	750

Structured Asset Investment Loan Trust Series 2004-8, Class M3, 3.46%, 9/25/2034 ‡ (l)	218	211

Tricolor Auto Securitization Trust Series 2018-1A, Class B, 7.30%, 2/16/2021 (b)	2,700	2,700

United Auto Credit Securitization Trust Series 2018-1, Class D, 3.52%, 11/10/2022 (b)	540	540

US Auto Funding LLC Series 2018-1A, Class B, 7.50%, 7/15/2023 (b)	2,818	2,845

USASF Receivables LLC Series 2017-1, Class B, 7.63%, 9/15/2030 (b)	540	540

Veros Automobile Receivables Trust Series 2018-1, Class D, 5.74%, 8/15/2025 (b)	2,500	2,517

VOLT LXII LLC Series 2017-NPL9, Class A1, 3.13%, 9/25/2047 ‡ (b) (i)	64	64

VOLT LXIV LLC Series 2017-NP11, Class A1, 3.38%, 10/25/2047 ‡ (b) (i)	84	84

VOLT LXIX LLC

Series 2018-NPL5, Class A1A, 4.21%, 8/25/2048 ‡ (b) (i)	231	231

Series 2018-NPL5, Class A2, 5.80%, 8/25/2048 ‡ (b) (i)	519	521

VOLT LXVIII LLC

Series 2018-NPL4, Class A1A, 4.34%, 7/27/2048 ‡ (b) (i)	281	282

Series 2018-NPL4, Class A2, 5.93%, 7/27/2048 ‡ (b) (i)	400	401

VOLT LXX LLC Series 2018-NPL6, Class A1A, 4.11%, 9/25/2048 ‡ (b) (i)	587	587

VOLT LXXII LLC Series 2018-NPL8, Class A1B, 4.65%, 10/26/2048 ‡ (b) (i)	3,500	3,470

VOLT LXXIII LLC Series 2018-NPL9, Class A1A, 4.46%, 10/25/2048 ‡ (b) (i)	500	499

VOLT LXXV LLC Series 2019-NPL1, Class A1B, 4.83%, 1/25/2049 (b) (i)	2,500	2,509

Voya CLO Ltd. (Cayman Islands)

Series 2019-1A, Class A, 4/15/2029 (b) (k) (l)	411	411

Series 2019-1A, Class D, 4/15/2029 (b) (k) (l)	720	720

Series 2016-3A, Class CR, 6.03%, 10/18/2031 ‡ (b) (l)	935	920

Westlake Automobile Receivables Trust

Series 2016-1A, Class E, 6.52%, 6/15/2022 (b)	350	352

Series 2018-1A, Class D, 3.41%, 5/15/2023 (b)	380	379

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Series 2018-3A, Class E, 4.90%, 12/15/2023 (b)	670	678

Series 2018-2A, Class E, 4.86%, 1/16/2024 (b)	450	454

Series 2019-1A, Class D, 3.67%, 3/15/2024 (b)	970	971

Series 2019-1A, Class E, 4.49%, 7/15/2024 (b)	950	951

Series 2018-1A, Class F, 5.60%, 7/15/2024 (b)	2,000	2,002

Series 2018-2A, Class F, 6.04%, 1/15/2025 (b)	1,320	1,335

Series 2018-3A, Class F, 6.02%, 2/18/2025 (b)	2,030	2,052

Series 2019-1A, Class F, 5.67%, 2/17/2026 (b)	1,769	1,770

Total Asset-Backed Securities (Cost $162,464)		163,071

Collateralized Mortgage Obligations — 14.3%

Acre Series 2017-B, 12/15/2020	500	500

Alternative Loan Trust

Series 2004-18CB, Class 5A1, 6.25%, 9/25/2034	43	45

Series 2004-24CB, Class 1A1, 6.00%, 11/25/2034	28	28

Series 2005-23CB, Class A7, 5.25%, 7/25/2035	37	36

Series 2005-23CB, Class A16, 5.50%, 7/25/2035	101	102

Series 2005-64CB, Class 1A15, 5.50%, 12/25/2035	741	717

Series 2005-J14, Class A3, 5.50%, 12/25/2035	436	372

Series 2006-41CB, Class 2A13, 5.75%, 1/25/2037	776	641

Angel Oak Mortgage Trust I LLC Series 2018-PB1, Class A, 4.00%, 8/25/2021 (b)	390	393

Antler Mortgage Trust

Series 2018-RTL1, Class A1, 4.34%, 7/25/2022 (b)	1,705	1,703

Series 2018-RTL1, Class M, 7.39%, 5/25/2023 ‡ (b) (i)	1,700	1,700

ARIVO 9/15/2019 ‡	589	589

Banc of America Alternative Loan Trust Series 2005-3, Class 2A1, 5.50%, 4/25/2020	45	45

Banc of America Funding Trust Series 2007-5, Class 4A1, 2.86%, 7/25/2037 (l)	573	389

Bear Stearns ALT-A Trust Series 2004-7, Class 2A1, 4.37%, 8/25/2034 (l)	209	212

Bear Stearns Asset-Backed Securities Trust Series 2003-AC4, Class M1, 5.66%, 9/25/2033 ‡ (i)	151	142

Bellemeade Re Ltd. (Bermuda)

Series 2018-3A, Class M1B, 4.34%, 10/25/2027 ‡ (b) (l)	1,135	1,133

SEE NOTES TO FINANCIAL STATEMENTS.

194	J.P. MORGAN INCOME FUNDS	FEBRUARY 28, 2019

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Collateralized Mortgage Obligations — continued

Series 2018-3A, Class M2, 5.24%, 10/25/2027 ‡ (b) (l)	1,140	1,143

CHL GMSR Issuer Trust

Series 2018-GT1, Class A, 5.24%, 5/25/2023 (b) (l)	340	342

Series 2018-GT1, Class B, 5.99%, 5/25/2023 ‡ (b) (l)	850	855

Citicorp Mortgage Securities REMIC Pass-Through Certificates Trust Series 2005-8, Class 1A5, 5.50%, 11/25/2035	74	71

Citigroup Mortgage Loan Trust, Inc.

Series 2004-NCM2, Class 3CB2, 6.50%, 8/25/2019	12	12

Series 2003-1, Class 3A5, 5.25%, 9/25/2033	168	167

Civic Mortgage LLC Series 2018-2, Class A2, 5.32%, 11/25/2022 (b) (i)	519	519

Connecticut Avenue Securities Trust

Series 2019-R01, Class 2M2, 4.94%, 7/25/2031 (b) (l)	1,000	1,002

Series 2019-R01, Class 2B1, 6.84%, 7/25/2031 (b) (l)	1,000	1,001

CSFB Mortgage-Backed Pass-Through Certificates Series 2005-4, Class 2A5, 3.04%, 6/25/2035 (l)	356	296

Deutsche Mortgage Securities, Inc., Mortgage Loan Trust Series 2004-1, Class 3A5, 6.16%, 12/25/2033 (i)	192	196

DT Asset Trust 5.84%, 12/16/2022	500	500

FHLMC REMIC

Series 4102, Class BI, IO, 3.50%, 8/15/2027	1,833	314

Series 3782, Class PI, IO, 4.00%, 11/15/2028	828	3

Series 4120, Class JS, IF, IO, 3.71%, 10/15/2032 (l)	800	111

Series 4149, IO, 3.00%, 1/15/2033	675	82

Series 4160, IO, 3.00%, 1/15/2033	2,231	285

Series 4212, Class MI, IO, 3.00%, 6/15/2033	2,826	367

Series 2916, Class S, IF, IO, 4.76%, 1/15/2035 (l)	3,781	645

Series 3145, Class GI, IF, IO, 4.11%, 4/15/2036 (l)	3,138	511

Series 4116, Class LS, IF, IO, 3.71%, 10/15/2042 (l)	500	88

Series 4495, Class PI, IO, 4.00%, 9/15/2043	865	139

Series 4321, Class PI, IO, 4.50%, 1/15/2044	686	136

Series 4670, Class TI, IO, 4.50%, 1/15/2044	1,233	199

Series 4535, Class PI, IO, 4.00%, 3/15/2044	610	101

Series 4550, Class DI, IO, 4.00%, 3/15/2044	616	101

Series 4570, Class PI, IO, 4.00%, 3/15/2044	581	89

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Series 4612, Class QI, IO, 3.50%, 5/15/2044	932	124

Series 4612, Class PI, IO, 3.50%, 6/15/2044	75	11

Series 4657, Class QI, IO, 4.00%, 9/15/2044	980	153

Series 4585, Class JI, IO, 4.00%, 5/15/2045	573	100

Series 4628, Class PI, IO, 4.00%, 7/15/2045	596	105

Series 4599, Class SA, IF, IO, 3.51%, 7/15/2046 (l)	465	84

Series 4628, Class I, IO, 4.00%, 11/15/2046	520	108

Series 4643, Class SA, IF, IO, 3.51%, 1/15/2047 (l)	7,605	1,355

Series 4681, Class SD, IF, IO, 3.66%, 5/15/2047 (l)	1,225	217

Series 4694, Class SA, IF, IO, 3.61%, 6/15/2047 (l)	1,713	330

Series 4689, Class SD, IF, IO, 3.66%, 6/15/2047 (l)	1,761	326

Series 4707, Class SA, IF, IO, 3.66%, 8/15/2047 (l)	1,362	267

Series 4709, Class SE, IF, IO, 3.66%, 8/15/2047 (l)	1,178	211

Series 4714, Class SA, IF, IO, 3.66%, 8/15/2047 (l)	1,321	242

Series 4746, Class SC, IF, IO, 3.66%, 1/15/2048 (l)	7,451	1,413

FHLMC Stacr Trust

Series 2018-HQA2, Class M2, 4.79%, 10/25/2048 (b) (l)	1,000	994

Series 2018-HQA2, Class B1, 6.74%, 10/25/2048 (b) (l)	500	495

FHLMC STRIPS

Series 304, Class C32, IO, 3.00%, 10/15/2026	566	38

Series 311, Class S1, IF, IO, 3.46%, 8/15/2043 (l)	2,114	363

Series 326, Class S2, IF, IO, 3.46%, 3/15/2044 (l)	13,460	2,170

FHLMC Structured Agency Credit Risk Debt Notes Series 2018-HQA1, Class M2, 4.79%, 9/25/2030 (l)	890	890

FNMA REMIC

Series 2016-68, Class BI, IO, 3.00%, 10/25/2031	1,633	169

Series 2012-93, Class FS, IF, IO, 3.66%, 9/25/2032 (l)	5,170	742

Series 2013-55, Class AI, IO, 3.00%, 6/25/2033	4,752	590

Series 2003-76, Class SB, IF, IO, 4.56%, 8/25/2033 (l)	3,572	598

Series 2006-42, Class LI, IF, IO, 4.07%, 6/25/2036 (l)	3,230	510

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2019	J.P. MORGAN INCOME FUNDS	195

JPMorgan Income Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2019 (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Collateralized Mortgage Obligations —continued

Series 2011-79, Class SD, IF, IO, 3.41%, 8/25/2041 (l)	9,261	1,350

Series 2011-78, Class JS, IF, IO, 3.51%, 8/25/2041 (l)	4,205	631

Series 2012-127, Class AI, IO, 4.00%, 11/25/2042	988	192

Series 2012-133, Class HS, IF, IO, 3.66%, 12/25/2042 (l)	448	83

Series 2012-133, Class NS, IF, IO, 3.66%, 12/25/2042 (l)	2,100	374

Series 2016-6, Class KI, IO, 4.00%, 2/25/2044	796	124

Series 2016-43, Class MI, IO, 4.00%, 10/25/2045	659	115

Series 2016-63, Class AS, IF, IO, 3.51%, 9/25/2046 (l)	234	39

Series 2016-75, Class SC, IF, IO, 3.61%, 10/25/2046 (l)	5,799	830

Series 2016-90, Class IN, IO, 3.50%, 12/25/2046	856	142

Series 2016-95, Class ES, IF, IO, 3.51%, 12/25/2046 (l)	3,889	721

Series 2017-6, Class SB, IF, IO, 3.56%, 2/25/2047 (l)	291	51

Series 2017-13, Class AS, IF, IO, 3.56%, 2/25/2047 (l)	1,432	267

Series 2017-31, Class SG, IF, IO, 3.61%, 5/25/2047 (l)	5,348	956

Series 2017-39, Class ST, IF, IO, 3.61%, 5/25/2047 (l)	3,394	578

Series 2017-70, Class SA, IF, IO, 3.66%, 9/25/2047 (l)	2,217	398

Series 2017-69, Class SH, IF, IO, 3.71%, 9/25/2047 (l)	2,031	384

Series 2017-90, Class SP, IF, IO, 3.66%, 11/25/2047 (l)	5,900	1,088

Series 2017-102, Class IJ, IO, 3.50%, 12/25/2047	2,543	473

Series 2017-112, Class SC, IF, IO, 3.66%, 1/25/2048 (l)	6,888	1,270

Series 2018-16, Class SN, IF, IO, 3.76%, 3/25/2048 (l)	5,553	1,042

Series 2018-27, Class SE, IF, IO, 3.71%, 5/25/2048 (l)	6,837	1,280

Series 2017-57, Class SA, IF, IO, 3.61%, 8/25/2057 (l)	1,719	277

FNMA STRIPS

Series 421, Class 7, IO, 3.50%, 5/25/2030	547	40

Series 421, Class C3, IO, 4.00%, 7/25/2030	817	98

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

FNMA, Connecticut Avenue Securities

Series 2018-C03, Class 1M2, 4.64%, 10/25/2030 (l)	400	401

Series 2018-C05, Class 1M2, 4.84%, 1/25/2031 (l)	1,456	1,467

Series 2018-C05, Class 1B1, 6.74%, 1/25/2031 (l)	550	558

Series 2018-C06, Class 1M2, 4.49%, 3/25/2031 (l)	520	516

Series 2018-C06, Class 2M2, 4.59%, 3/25/2031 (l)	1,370	1,357

Series 2018-C06, Class 1B1, 6.24%, 3/25/2031 (l)	650	635

GMACM Mortgage Loan Trust Series 2004-J2, Class A8, 5.75%, 6/25/2034	82	84

GNMA

Series 2016-83, Class SA, IF, IO, 3.62%, 6/20/2046 (l)	5,562	952

Series 2016-108, Class SM, IF, IO, 3.62%, 8/20/2046 (l)	6,097	1,102

Series 2016-146, Class NS, IF, IO, 3.62%, 10/20/2046 (l)	8,528	1,754

Series 2017-68, Class SA, IF, IO, 3.67%, 5/20/2047 (l)	6,465	1,148

Series 2017-155, Class KS, IF, IO, 3.72%, 10/20/2047 (l)	11,157	1,885

Series 2017-161, Class DS, IF, IO, 3.77%, 10/20/2047 (l)	7,211	1,348

Series 2017-180, Class SD, IF, IO, 3.72%, 12/20/2047 (l)	11,466	1,969

Series 2018-7, Class DS, IF, IO, 3.22%, 1/20/2048 (l)	7,725	1,182

Series 2018-36, Class SG, IF, IO, 3.72%, 3/20/2048 (l)	6,984	1,284

Series 2015-H13, Class GI, IO, 1.61%, 4/20/2065 (l)	3,431	160

Series 2017-H14, Class FG, 3.53%, 6/20/2067 (l)	611	626

Goodgreen Trust Series 2017-R1, 5.00%, 10/20/2051	569	556

GSMSC Pass-Through Trust Series 2008-2R, Class 2A1, 7.50%, 10/25/2036 (b) (l)	194	133

GSR Mortgage Loan Trust Series 2005-AR6, Class 2A1, 4.52%, 9/25/2035 (l)	304	309

Hunt Companies Finance Trust, Inc. 7.25%, 2/13/2025	1,500	1,500

Impac CMB Trust Series 2005-1, Class 1A2, 3.11%, 4/25/2035 (l)	450	436

SEE NOTES TO FINANCIAL STATEMENTS.

196	J.P. MORGAN INCOME FUNDS	FEBRUARY 28, 2019

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Collateralized Mortgage Obligations — continued

JP Morgan Mortgage Trust Series 2006-S1, Class 1A1, 6.00%, 4/25/2036	80	84

MASTR Alternative Loan Trust Series 2003-5, Class 30B1, 5.93%, 8/25/2033 ‡ (l)	81	79

MASTR Asset Securitization Trust Series 2003-11, Class 7A2, 5.25%, 12/25/2033	74	75

Merrill Lynch Mortgage Investors Trust Series 2003-A5, Class 2A6, 4.50%, 8/25/2033 (l)	131	135

PNMAC GMSR Issuer Trust

Series 2018-GT1, Class A, 5.34%, 2/25/2023 (b) (l)	3,485	3,488

Series 2018-GT2, Class A, 5.14%, 8/25/2025 (b) (l)	670	671

PRPM LLC Series 2019-1A, Class A1, 4.50%, 1/25/2024 (b) (i)	2,669	2,682

RAAC Trust Series 2005-SP1, Class 4A1, 7.00%, 9/25/2034	135	140

SART

4.75%, 7/15/2024	826	831

4.76%, 6/15/2025	1,920	1,931

Seasoned Credit Risk Transfer Trust Series 2017-3, Class AIO, IO, 0.18%, 7/25/2056 (l)	32,542	60

STACR Trust Series 2018-DNA3, Class B1, 6.39%, 9/25/2048 ‡ (b) (l)	1,000	979

Toorak Mortgage Corp. Ltd. Series 2018-1, Class A1, 4.34%, 8/25/2021 (b) (i)	940	931

Verus Securitization Trust Series 2018-2, Class A1, 3.68%, 6/1/2058 (b) (l)	741	744

WaMu Mortgage Pass-Through Certificates Series 2003-S4, Class 2A2, 5.50%, 6/25/2033	178	180

WaMu Mortgage Pass-Through Certificates Trust

Series 2003-AR8, Class A, 4.23%, 8/25/2033 (l)	243	247

Series 2004-S2, Class 2A4, 5.50%, 6/25/2034	207	216

Series 2005-AR7, Class A3, 4.09%, 8/25/2035 (l)	154	155

Wells Fargo Mortgage-Backed Securities Trust

Series 2005-AR4, Class 2A2, 4.85%, 4/25/2035 (l)	198	200

Series 2005-14, Class 1A1, 5.50%, 12/25/2035	53	54

Series 2007-14, Class 1A1, 6.00%, 10/25/2037	14	14

Total Collateralized Mortgage Obligations (Cost $78,431)		78,688

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Commercial Mortgage-Backed Securities — 10.8%

20 Times Square Trust Series 2018-20TS, Class F, 3.10%, 5/15/2035 ‡ (b) (l)	600	557

Banc of America Commercial Mortgage Trust

Series 2006-1, Class E, 6.01%, 9/10/2045 ‡ (b) (l)	25	26

Series 2007-1, Class AMFX, 5.48%, 1/15/2049 (l)	28	28

Series 2017-BNK3, Class D, 3.25%, 2/15/2050 (b)	500	423

Series 2007-5, Class AJ, 6.17%, 2/10/2051 (l)	304	306

BANK

Series 2017-BNK8, Class D, 2.60%, 11/15/2050 (b)	1,000	795

Series 2019-BN16, Class E, 3.00%, 2/15/2052 (b)	1,682	1,251

Series 2017-BNK9, Class D, 2.80%, 11/15/2054 (b)	1,440	1,139

Series 2017-BNK6, Class D, 3.10%, 7/15/2060 ‡ (b)	470	383

Bear Stearns Commercial Mortgage Securities Trust

Series 2006-PW13, Class B, 5.66%, 9/11/2041 ‡ (b) (l)	7	7

Series 2005-T20, Class D, 5.11%, 10/12/2042 ‡ (l)	188	189

BX Commercial Mortgage Trust Series 2018-IND, Class E, 4.19%, 11/15/2035 ‡ (b) (l)	941	943

CAMB Commercial Mortgage Trust Series 2019-LIFE, Class G, 5.74%, 12/15/2037 (b) (l)	1,000	1,006

CD Mortgage Trust Series 2017-CD5, Class D, 3.35%, 8/15/2050 ‡ (b)	266	223

Citigroup Commercial Mortgage Trust

Series 2019-SMRT, Class D, 4.74%, 1/10/2024 (b) (l)	790	810

Series 2015-P1, Class D, 3.23%, 9/15/2048 ‡ (b)	285	250

Series 2016-C1, Class D, 4.95%, 5/10/2049 (b) (l)	2,000	1,956

Series 2016-P5, Class C, 4.32%, 10/10/2049 ‡ (l)	430	424

Commercial Mortgage Pass-Through Certificates Series 2016-CR28, Class D, 3.90%, 2/10/2049 (l)	1,250	1,183

Commercial Mortgage Trust

Series 2015-CR23, Class CME, 3.68%, 5/10/2048 (b) (l)	645	640

Series 2015-LC21, Class D, 4.30%, 7/10/2048 ‡ (l)	1,000	920

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2019	J.P. MORGAN INCOME FUNDS	197

JPMorgan Income Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2019 (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Commercial Mortgage-Backed Securities — continued

Credit Suisse Commercial Mortgage Trust Series 2007-C1, Class AM, 5.42%, 2/15/2040	1	1

CSAIL Commercial Mortgage Trust Series 2017-C8, Class C, 4.32%, 6/15/2050 ‡	320	314

FHLMC Multifamily Structured Pass-Through Certificates

Series K016, Class X1, IO, 1.48%, 10/25/2021 (l)	16,244	549

Series K721, Class X1, IO, 0.33%, 8/25/2022 (l)	65,236	692

Series K721, Class X3, IO, 1.30%, 9/25/2022 (l)	12,550	532

Series K033, Class X1, IO, 0.30%, 7/25/2023 (l)	6,823	84

Series K729, Class X1, IO, 0.37%, 10/25/2024 (l)	18,917	333

Series KC03, Class X1, IO, 11/25/2024 (l)	35,000	908

Series K731, Class X3, IO, 2.09%, 5/25/2025 (l)	11,529	1,257

Series K064, Class X3, IO, 2.13%, 5/25/2027 (l)	11,000	1,561

Series K075, Class X3, IO, 2.13%, 5/25/2028 (l)	5,471	831

Series K087, Class X3, IO, 2.32%, 4/25/2029	4,250	758

Series K723, Class X3, IO, 1.92%, 10/25/2034 (l)	6,850	537

Series K153, Class X3, IO, 3.77%, 4/25/2035 (l)	4,450	1,499

Series K036, Class X3, IO, 2.11%, 12/25/2041 (l)	3,253	289

Series K038, Class X3, IO, 2.49%, 6/25/2042 (l)	2,100	233

Series K720, Class X3, IO, 1.33%, 8/25/2042 (l)	16,800	676

Series K041, Class X3, IO, 1.64%, 11/25/2042 (l)	4,580	373

Series K042, Class X3, IO, 1.60%, 1/25/2043 (l)	3,805	303

Series K718, Class X3, IO, 1.43%, 2/25/2043 (l)	6,035	246

Series K045, Class X3, IO, 1.50%, 4/25/2043 (l)	4,530	347

Series K046, Class X3, IO, 1.51%, 4/25/2043 (l)	3,450	270

Series K054, Class X3, IO, 1.60%, 4/25/2043 (l)	2,745	256

Series K047, Class X3, IO, 1.49%, 6/25/2043 (l)	3,400	269

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Series K050, Class X3, IO, 1.55%, 10/25/2043 (l)	5,232	446

Series K051, Class X3, IO, 1.61%, 10/25/2043 (l)	4,995	458

Series K052, Class X3, IO, 1.61%, 1/25/2044 (l)	2,915	273

Series K726, Class X3, IO, 2.13%, 7/25/2044 (l)	21,130	2,012

Series K067, Class X3, IO, 2.11%, 9/25/2044 (l)	1,190	172

Series K068, Class X3, IO, 2.06%, 10/25/2044 (l)	4,250	596

Series K059, Class X3, IO, 1.92%, 11/25/2044 (l)	8,000	978

Series K729, Class X3, IO, 1.97%, 11/25/2044 (l)	10,890	1,048

Series K724, Class X3, IO, 1.87%, 12/25/2044 (l)	4,930	387

Series K070, Class X3, IO, 2.04%, 12/25/2044 (l)	1,315	185

Series K062, Class X3, IO, 2.08%, 1/25/2045 (l)	4,000	529

Series K730, Class X3, IO, 2.04%, 2/25/2045 (l)	5,750	590

Series K065, Class X3, IO, 2.04%, 7/25/2045 (l)	13,305	1,953

Series K072, Class X3, IO, 2.14%, 12/25/2045 (l)	5,250	791

Series K081, Class X3, IO, 2.23%, 9/25/2046 (l)	7,345	1,241

Series K078, Class X3, IO, 2.21%, 6/25/2051 (l)	2,680	444

FNMA ACES Series 2014-M3, Class X2, IO, 0.06%, 1/25/2024 (l)	10,559	30

FREMF Mortgage Trust

Series 2017-KF29, Class B, 6.06%, 2/25/2024 (b) (l)	370	383

Series 2017-KF31, Class B, 5.41%, 4/25/2024 (b) (l)	1,311	1,331

Series 2017-KF32, Class B, 5.06%, 5/25/2024 (b) (l)	729	733

Series 2017-KF36, Class B, 5.16%, 8/25/2024 (b) (l)	713	718

Series 2017-KF35, Class B, 5.26%, 8/25/2024 (b) (l)	419	421

Series 2017-KF38, Class B, 5.01%, 9/25/2024 (b) (l)	706	711

Series 2017-KF41, Class B, 5.01%, 11/25/2024 (b) (l)	245	246

SEE NOTES TO FINANCIAL STATEMENTS.

198	J.P. MORGAN INCOME FUNDS	FEBRUARY 28, 2019

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Commercial Mortgage-Backed Securities — continued

Series 2018-KF49, Class B, 4.41%, 6/25/2025 (b) (l)	988	978

Series 2019-KF58, Class B, 4.66%, 1/25/2026 (b) (l)	1,000	1,000

Series 2016-KF24, Class B, 7.51%, 10/25/2026 (b) (l)	199	209

Series 2017-KF33, Class B, 5.06%, 6/25/2027 (b) (l)	540	546

Series 2017-KF40, Class B, 5.21%, 11/25/2027 (b) (l)	368	374

Series 2018-KF50, Class B, 4.39%, 7/25/2028 (b) (l)	430	430

Series 2018-KF56, Class B, 4.96%, 11/25/2028 (b) (l)	1,050	1,061

Series 2016-K53, Class B, 4.02%, 3/25/2049 (b) (l)	69	69

Series 2017-K67, Class B, 3.94%, 9/25/2049 (b) (l)	145	142

Series 2017-K67, Class C, 3.94%, 9/25/2049 (b) (l)	2,010	1,889

Series 2017-K728, Class B, 3.65%, 11/25/2050 (b) (l)	250	246

Series 2017-K728, Class C, 3.65%, 11/25/2050 (b) (l)	105	101

GNMA

Series 2012-44, IO, 0.43%, 3/16/2049 (l)	9,858	126

Series 2012-89, IO, 0.75%, 12/16/2053 (l)	4,010	109

Series 2013-48, IO, 0.62%, 7/16/2054 (l)	10,616	451

Series 2014-186, IO, 0.76%, 8/16/2054 (l)	10,547	488

Series 2014-130, Class IB, IO, 0.88%, 8/16/2054 (l)	2,470	106

Series 2015-115, IO, 0.56%, 7/16/2057 (l)	4,859	212

Series 2017-23, IO, 0.73%, 5/16/2059 (l)	2,069	126

Series 2017-86, IO, 0.77%, 5/16/2059 (l)	10,430	682

Series 2017-69, IO, 0.80%, 7/16/2059 (l)	17,823	1,175

GS Mortgage Securities Trust Series 2012-GCJ9, Class D, 4.75%, 11/10/2045 ‡ (b) (l)	400	398

LB Commercial Mortgage Trust Series 2007-C3, Class AJ, 6.09%, 7/15/2044 (l)	64	64

LB-UBS Commercial Mortgage Trust Series 2006-C6, Class AJ, 5.45%, 9/15/2039 (l)	161	111

Morgan Stanley Bank of America Merrill Lynch Trust Series 2014-C15, Class D, 4.91%, 4/15/2047 ‡ (b) (l)	1,000	1,012

Morgan Stanley Capital I Trust

Series 2018-MP, Class D, 4.28%, 7/11/2040 ‡ (b) (l)	1,000	980

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Series 2006-HQ10, Class AJ, 5.39%, 11/12/2041 (l)	2	2

Series 2018-H4, Class D, 3.00%, 12/15/2051 (b)	625	488

Velocity Commercial Capital Loan Trust

Series 2018-2, Class M2, 4.51%, 10/26/2048 ‡ (b) (l)	250	254

Series 2018-2, Class M3, 4.72%, 10/26/2048 ‡ (b) (l)	446	455

Wachovia Bank Commercial Mortgage Trust

Series 2005-C21, Class D, 5.24%, 10/15/2044 ‡ (l)	412	409

Series 2007-C34, Class B, 6.41%, 5/15/2046 ‡ (l)	250	252

Series 2007-C33, Class AJ, 5.77%, 2/15/2051 (l)	400	344

WFRBS Commercial Mortgage Trust Series 2014-C22, Class D, 3.90%, 9/15/2057 (b) (l)	1,130	903

Total Commercial Mortgage-Backed Securities (Cost $59,381)		59,445

Foreign Government Securities — 5.0%

Arab Republic of Egypt (Egypt) 5.75%, 4/29/2020 (h)	700	709

Federal Democratic Republic of Ethiopia (Ethiopia) 6.63%, 12/11/2024 (h)	900	904

Federal Republic of Nigeria (Nigeria)

7.14%, 2/23/2030 (h)	800	799

9.25%, 1/21/2049 (b)	630	699

Gabonese Republic (Gabon) 6.95%, 6/16/2025 (h)	1,400	1,351

Government of Dominican Republic (Dominican Republic) 6.88%, 1/29/2026 (h)	400	433

Instituto Costarricense de Electricidad (Costa Rica) 6.38%, 5/15/2043 (h)	490	392

Jamaica Government International Bond (Jamaica) 8.00%, 3/15/2039	500	595

Mongolia Government International Bond (Mongolia) 10.88%, 4/6/2021 (h)	900	998

Paraguay Government International Bond (Paraguay) 5.40%, 3/30/2050 (b)	1,370	1,391

Provincia de Buenos Aires (Argentina)

5.75%, 6/15/2019 (h)	900	900

6.50%, 2/15/2023 (h)	1,000	850

9.63%, 4/18/2028 (h)	700	618

Republic of Angola (Angola)

8.25%, 5/9/2028 (h)	800	831

8.25%, 5/9/2028 (b)	1,000	1,039

9.38%, 5/8/2048 (b)	770	821

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2019	J.P. MORGAN INCOME FUNDS	199

JPMorgan Income Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2019 (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Foreign Government Securities — continued

Republic of Argentina (Argentina) 5.88%, 1/11/2028	900	701

Republic of Belarus (Belarus)

6.88%, 2/28/2023 (b)	400	415

6.88%, 2/28/2023 (h)	400	415

Republic of Cote d’Ivoire (Ivory Coast) 6.38%, 3/3/2028 (h)	1,250	1,222

Republic of Ecuador (Ecuador) 7.88%, 1/23/2028 (h)	300	283

Republic of El Salvador (El Salvador)

7.38%, 12/1/2019 (b)	300	304

7.75%, 1/24/2023 (h)	620	652

8.25%, 4/10/2032 (h)	640	682

7.65%, 6/15/2035 (h)	176	180

7.63%, 2/1/2041 (h)	550	555

Republic of Ghana (Ghana) 8.63%, 6/16/2049 (h)	800	759

Republic of Honduras (Honduras) 6.25%, 1/19/2027 (h)	1,000	1,034

Republic of Iraq (Iraq) 5.80%, 1/15/2028 (h)	500	482

Republic of Kenya (Kenya) 6.88%, 6/24/2024 (h)	1,300	1,332

Republic of Lebanon (Lebanon)

5.45%, 11/28/2019 (h)	450	441

6.38%, 3/9/2020	500	485

Republic of Pakistan (Pakistan) 7.25%, 4/15/2019 (h)	500	501

Republic of Paraguay (Paraguay) 6.10%, 8/11/2044 (h)	875	960

Republic of Sri Lanka (Sri Lanka) 6.20%, 5/11/2027 (h)	650	603

Republic of Ukraine (Ukraine) 7.75%, 9/1/2019 (h)	700	701

Republic of Uzbekistan Bond (Uzbekistan) 5.38%, 2/20/2029 (b)	900	893

Republic of Zambia (Zambia) 8.97%, 7/30/2027 (h)	700	564

Ukreximbank Via Biz Finance plc (Ukraine) 9.63%, 4/27/2022 (h)	300	301

Total Foreign Government Securities (Cost $27,455)		27,795

U.S. Treasury Obligations — 1.0%

U.S. Treasury Notes 2.75%, 11/30/2020 (Cost $5,603)	5,600	5,618

Mortgage-backed Securities — 0.6%

FHLMC Gold Pools, 15 Year, Single Family Pool # G16352, 2.50%, 9/1/2032 (Cost $3,019)	3,160	3,103

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Loan Assignments — 0.3% (m)

Aerospace & Defense — 0.0% (c)

MacDonald Dettwiler and Associates Ltd., Term Loan B (ICE LIBOR USD 1 Month + 2.75%), 5.25%, 10/4/2024 (f)	5	4

Commercial Services & Supplies — 0.0% (c)

Garda World Security, 1st Lien Term Loan B (ICE LIBOR USD 3 Month + 3.50%), 6.24%, 5/24/2024 (f)	84	83

Prime Security Services Borrower LLC, Term Loan B-1 (ICE LIBOR USD 1 Month + 2.75%), 5.24%, 5/2/2022 (f)	98	98

		181

Containers & Packaging — 0.0% (c)

Viskase Cos., Inc., Initial Term Loan (ICE LIBOR USD 3 Month + 3.25%), 6.05%, 1/30/2021 (f)	98	95

Diversified Telecommunication Services — 0.1%

Cincinnati Bell, Inc., Term Loan B (ICE LIBOR USD 1 Month + 3.25%), 5.74%, 10/2/2024 (f)	174	172

Intelsat Jackson Holdings, 1st Lien Term Loan (ICE LIBOR USD 1 Month + 3.75%), 6.23%, 11/27/2023 (f)	50	50

		222

Electric Utilities — 0.0% (c)

Lightstone Holdco LLC, 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 3.75%), 6.24%, 1/30/2024 (f)	45	44

Lightstone Holdco LLC, 1st Lien Term Loan C (ICE LIBOR USD 1 Month + 3.75%), 6.24%, 1/30/2024 (f)	2	2

		46

Food & Staples Retailing — 0.0% (c)

Moran Foods LLC, Term Loan B (ICE LIBOR USD 3 Month + 6.00%), 8.80%, 12/5/2023 (f)	302	173

Food Products — 0.0% (c)

Mastronardi Produce Ltd., 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 3.25%), 5.76%, 5/1/2025 (f)	19	19

Hotels, Restaurants & Leisure — 0.0% (c)

Golden Nugget, Inc., 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 2.75%), 5.24%, 10/4/2023 (f)	5	5

Household Durables — 0.0% (c)

American Greetings Corp., Term Loan B (ICE LIBOR USD 1 Month + 4.50%), 6.99%, 4/6/2024 (f)	31	31

SEE NOTES TO FINANCIAL STATEMENTS.

200	J.P. MORGAN INCOME FUNDS	FEBRUARY 28, 2019

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Loan Assignments — continued

IT Services — 0.1%

First Data Corp., 1st Lien Term Loan (ICE LIBOR USD 1 Month + 2.00%), 4.49%, 7/8/2022 (f)	126	126

Rackspace Hosting, Inc., 1st Lien Term Loan B (ICE LIBOR USD 2 Month + 3.00%; ICE LIBOR USD 3 Month + 3.00%), 5.74%, 11/3/2023 (f)	147	140

		266

Leisure Products — 0.0% (c)

FGI Operating Co. LLC, 1st Lien Term Loan (ICE LIBOR USD 3 Month + 10.00%), 12.68%, 2/15/2022 ‡ (f)	53	53

Oil, Gas & Consumable Fuels — 0.1%

California Resources Corp., Senior Secured First Out (ICE LIBOR USD 1 Month + 4.75%), 7.24%, 12/31/2022 (f)	220	216

CITGO Petroleum Corp., Term Loan B (ICE LIBOR USD 3 Month + 3.50%), 6.30%, 7/29/2021 (f)	98	95

Gulf Finance LLC, 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 5.25%; ICE LIBOR USD 3 Month + 5.25%), 7.87%, 8/25/2023 (f)	187	150

		461

Software — 0.0% (c)

Greeneden US Holdings II LLC, 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 3.25%), 5.74%, 12/1/2023 (f)	98	97

Infor US, Inc., Tranche B-6 Term Loan (ICE LIBOR USD 1 Month + 2.75%), 5.24%, 2/1/2022 (f)	74	73

		170

Specialty Retail — 0.0% (c)

Claire’s Stores, Inc., 1st Lien Term Loan (ICE LIBOR USD 6 Month + 7.25%), 9.94%, 10/12/2038 ‡ (f) (n)	3	5

Wireless Telecommunication Services — 0.0% (c)

Syniverse Holdings, Inc., 1st Lien Term Loan (ICE LIBOR USD 1 Month + 5.00%), 7.49%, 3/9/2023 (f)	205	193

Total Loan Assignments (Cost $2,022)		1,924

Municipal Bonds — 0.3% (o)

California — 0.2%

Education — 0.0% (c)

Regents of the University of California Series R, Rev., 5.77%, 5/15/2043	140	170

University of California Series J, Rev., 4.13%, 5/15/2045	100	99

		269

INVESTMENTS	PRINCIPAL AMOUNT ($000)		VALUE ($000)

General Obligation — 0.0% (c)

Los Angeles Community College District Series E, GO, 6.75%, 8/1/2049	100		144

Hospital — 0.1%

University of California, Medical Center Series F, Rev., 6.58%, 5/15/2049	255		337

Water & Sewer — 0.1%

County of Orange, Water District Series B, Rev., 4.06%, 8/15/2041	290		294

Total California			1,044

Colorado — 0.0% (c)

Hospital — 0.0% (c)

Colorado Health Facilities Authority, Vail Valley Medical Centre Project Rev., 4.00%, 1/15/2045	175		173

Illinois — 0.0% (c)

Education — 0.0% (c)

Illinois Finance Authority Series A, Rev., 4.00%, 10/1/2049	25		25

Indiana — 0.1%

Other Revenue — 0.1%

Indianapolis Local Public Improvement Bond Bank, Marion County Health and Hospital Series B-2, Rev., 6.12%, 1/15/2040	240		294

New Jersey — 0.0% (c)

Transportation — 0.0% (c)

New Jersey Transportation Trust Fund Authority, Transportation System Series A, Rev., 5.00%, 6/15/2042	25		26

Texas — 0.0% (c)

Transportation — 0.0% (c)

North Texas Tollway Authority System Series B, Rev., 6.72%, 1/1/2049	131		184

Total Municipal Bonds (Cost $1,749)			1,746

	SHARES (000)
Common Stocks — 0.0% (c)

Aerospace & Defense — 0.0% (c)

Remington Outdoor Co., Inc. * ‡	5		9

Capital Markets — 0.0% (c)

UCI Holdings LLC (New Zealand) * ‡	2		30

Specialty Retail — 0.0% (c)

Claire’s Stores, Inc. * ‡	—	(p)	7

Total Common Stocks (Cost $81)			46

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2019	J.P. MORGAN INCOME FUNDS	201

JPMorgan Income Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2019 (continued)

INVESTMENTS	SHARES (000)		VALUE ($000)
Preferred Stocks — 0.0% (c)

Specialty Retail — 0.0% (c)

Claire’s Stores, Inc. * ‡ (Cost $3)	—	(p)	6

	NO. OF WARRANTS (000)
Warrants — 0.0%

Road & Rail — 0.0%

Jack Cooper Enterprises, Inc. expiring 10/29/2027, price 1.00 * ‡ (Cost $—)	—	(p)	—

	SHARES (000)
Short-Term Investments — 2.2%

Investment Companies — 2.2%

JPMorgan Prime Money Market Fund Class Institutional Shares, 2.52% (q) (r) (Cost $11,988)	11,985		11,989

Investment of Cash Collateral from Securities Loaned — 2.1%

JPMorgan U.S. Government Money Market Fund Class IM Shares, 2.37% (q) (r) (Cost $11,758)	11,758		11,758

Total Investments — 103.6% (Cost $570,106)			571,343
Liabilities in Excess of Other Assets — (3.6%)			(19,833)

NET ASSETS — 100.0%			551,510

Percentages indicated are based on net assets.

Abbreviations

ABS	Asset-backed securities
ACES	Alternative Credit Enhancement Securities
CIFC	Commercial Industrial Finance Corp.
CLO	Collateralized Loan Obligations
FHLMC	Federal Home Loan Mortgage Corp.
FNMA	Federal National Mortgage Association
GNMA	Government National Mortgage Association
GO	General Obligation
GS	Goldman Sachs
ICE	Intercontinental Exchange
IF	Inverse Floaters represent securities that pay interest at a rate that increases (decreases) with a decline (incline) in a specified index. The interest rate shown is the rate in effect as of February 28, 2019. The rate may be subject to a cap and floor.
IO	Interest Only represents the right to receive the monthly interest payments on an underlying pool of mortgage loans. The principal amount shown represents the par value on the underlying pool. The yields on these securities are subject to accelerated principal paydowns as a result of prepayment or refinancing of the underlying pool of mortgage instruments. As a result, interest income may be reduced considerably.
LIBOR	London Interbank Offered Rate
OYJ	Public Limited Company
PT	Limited liability company
REMIC	Real Estate Mortgage Investment Conduit
Rev.	Revenue
SCA	Limited partnership with share capital
STRIPS	Separate Trading of Registered Interest and Principal of Securities. The STRIPS Program lets investors hold and trade individual interest and principal components of eligible notes and bonds as separate securities.
USD	United States Dollar

(a)	The security or a portion of this security is on loan at February 28, 2019. The total value of securities on loan at February 28, 2019 is approximately $11,313,000.
(b)	Securities exempt from registration under Rule 144A or section 4 (a)(2), of the Securities Act of 1933, as amended.
(c)	Amount rounds to less than 0.1% of net assets.
(d)	Security has the ability to pay in kind (“PIK”) or pay income in cash. When applicable, separate rates of such payments are disclosed.
(e)	Security is perpetual and thus, does not have a predetermined maturity date. The coupon rate for this security is fixed for a period of time and may be structured to adjust thereafter. The date shown, if applicable, reflects the next call date. The coupon rate shown is the rate in effect as of February 28, 2019.
(f)	Variable or floating rate security, linked to the referenced benchmark. The interest rate shown is the current rate as of February 28, 2019.
(g)	Security is an interest bearing note with preferred security characteristics.
(h)	Security exempt from registration pursuant to Regulation S under the Securities Act of 1933, as amended. Regulation S applies to securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States and as such may have restrictions on resale.
(i)	Step bond. Interest rate is a fixed rate for an initial period that either resets at a specific date or may reset in the future contingent upon a predetermined trigger. The interest rate shown is the current rate as of February 28, 2019.
(j)	Defaulted security.
(k)	All or a portion of the security is a when-issued security, delayed delivery security, or forward commitment.
(l)	Variable or floating rate security, the interest rate of which adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. The interest rate shown is the current rate as of February 28, 2019.
(m)	Loan assignments are presented by obligor. Each series or loan tranche underlying each obligor may have varying terms.
(n)	All or a portion of this security is unsettled as of February 28, 2019. Unless otherwise indicated, the coupon rate is undetermined. The coupon rate shown may not be accrued for the entire position.
(o)	The date shown represents the earliest of the prerefunded date, next put date or final maturity date.
(p)	Amount rounds to less than one thousand.

SEE NOTES TO FINANCIAL STATEMENTS.

202	J.P. MORGAN INCOME FUNDS	FEBRUARY 28, 2019

(q)	Investment in affiliate. Fund is registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc.

(r)	The rate shown is the current yield as of February 28, 2019.
*	Non-income producing security.
‡	Value determined using significant unobservable inputs.

Futures contracts outstanding as of February 28, 2019 (amounts in thousands, except number of contracts):
DESCRIPTION	NUMBER OF CONTRACTS	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL AMOUNT ($)	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION) ($)

Long Contracts

U.S. Treasury 10 Year Note	935	06/2019	USD	114,026	(213)

U.S. Treasury Long Bond	15	06/2019	USD	2,168	(22)

U.S. Treasury Ultra Bond	4	06/2019	USD	639	(6)

					(241)

Short Contracts

U.S. Treasury 2 Year Note	(385)	06/2019	USD	(81,692)	4

U.S. Treasury 5 Year Note	(517)	06/2019	USD	(59,217)	27

U.S. Treasury 10 Year Note	(336)	06/2019	USD	(40,976)	76
U.S. Treasury Ultra Bond	(22)	06/2019	USD	(3,514)	61

					168

					(73)

Abbreviations
USD	United States Dollar

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2019	J.P. MORGAN INCOME FUNDS	203

JPMorgan Inflation Managed Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2019

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Bonds — 33.0%

Aerospace & Defense — 1.0%

Boeing Co. (The)

4.88%, 2/15/2020	540	551

7.95%, 8/15/2024	500	619

General Dynamics Corp. 2.25%, 11/15/2022	2,000	1,961

Harris Corp. 4.85%, 4/27/2035	500	516

Lockheed Martin Corp.

2.50%, 11/23/2020	850	844

3.35%, 9/15/2021	380	384

Northrop Grumman Corp.

5.05%, 8/1/2019	325	328

2.93%, 1/15/2025	800	775

Precision Castparts Corp.

2.50%, 1/15/2023	1,500	1,479

3.25%, 6/15/2025	800	809

Raytheon Co. 3.15%, 12/15/2024	476	476

Rockwell Collins, Inc. 3.20%, 3/15/2024	300	294

United Technologies Corp.

1.95%, 11/1/2021	500	487

3.95%, 8/16/2025	1,250	1,274

		10,797

Air Freight & Logistics — 0.3%

FedEx Corp. 3.20%, 2/1/2025	796	783

United Parcel Service, Inc.

5.13%, 4/1/2019	425	426

3.13%, 1/15/2021	1,600	1,612

		2,821

Airlines — 0.0% (a)

Continental Airlines Pass-Through Trust Series 2012-2, Class A, 4.00%, 10/29/2024	222	223

Automobiles — 0.4%

BMW US Capital LLC (Germany) 1.85%, 9/15/2021 (b)	250	243

Daimler Finance North America LLC (Germany)

2.30%, 1/6/2020 (b)	2,100	2,087

2.25%, 3/2/2020 (b)	153	152

Ford Motor Co. 6.63%, 10/1/2028	250	255

General Motors Co.

5.00%, 10/1/2028	550	539

6.60%, 4/1/2036	600	619

		3,895

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Banks — 5.2%

ABN AMRO Bank NV (Netherlands) 2.65%, 1/19/2021 (b)	450	446

ANZ New Zealand Int’l Ltd. (New Zealand) 2.75%, 1/22/2021 (b)	700	694

Australia & New Zealand Banking Group Ltd. (Australia) 2.63%, 11/9/2022	750	736

Bank of America Corp.

3.30%, 1/11/2023	32	32

(ICE LIBOR USD 3 Month + 1.16%), 3.12%, 1/20/2023 (c)	21	21

(ICE LIBOR USD 3 Month + 1.02%), 2.88%, 4/24/2023 (c)	780	771

(ICE LIBOR USD 3 Month + 0.79%), 3.00%, 12/20/2023 (c)	3,745	3,696

(ICE LIBOR USD 3 Month + 0.78%), 3.55%, 3/5/2024 (c)	737	740

4.00%, 1/22/2025	1,154	1,156

(ICE LIBOR USD 3 Month + 0.81%), 3.37%, 1/23/2026 (c)	1,500	1,475

4.45%, 3/3/2026	556	566

Bank of Montreal (Canada) 2.35%, 9/11/2022	100	98

Bank of New Zealand (New Zealand) 3.50%, 2/20/2024 (b)	380	379

Bank of Nova Scotia (The) (Canada) 2.80%, 7/21/2021	630	627

Barclays plc (United Kingdom) 3.65%, 3/16/2025	1,255	1,207

BB&T Corp.

2.45%, 1/15/2020	166	165

2.63%, 6/29/2020	500	498

BNP Paribas SA (France) 3.38%, 1/9/2025 (b)	300	290

(ICE LIBOR USD 3 Month + 2.24%), 4.70%, 1/10/2025 (b) (c)	500	515

Capital One Bank USA NA 3.38%, 2/15/2023	1,860	1,834

Citibank NA 2.85%, 2/12/2021	350	350

Citigroup, Inc.

2.65%, 10/26/2020	2,000	1,986

3.40%, 5/1/2026	650	632

(ICE LIBOR USD 3 Month + 1.56%), 3.89%, 1/10/2028 (c)	1,000	996

(ICE LIBOR USD 3 Month + 1.17%), 3.88%, 1/24/2039 (c)	2,000	1,904

Commonwealth Bank of Australia (Australia) 4.50%, 12/9/2025 (b)	778	784

Cooperatieve Rabobank UA (Netherlands) 3.88%, 2/8/2022	903	922

SEE NOTES TO FINANCIAL STATEMENTS.

204	J.P. MORGAN INCOME FUNDS	FEBRUARY 28, 2019

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Bonds — continued

Banks — continued

Credit Agricole SA (France) 3.75%, 4/24/2023 (b)	775	772

Credit Suisse Group Funding Guernsey Ltd. (Switzerland) 4.55%, 4/17/2026	500	512

Discover Bank 4.20%, 8/8/2023	447	457

Fifth Third Bank

2.38%, 4/25/2019	250	250

2.88%, 10/1/2021	425	421

HSBC Holdings plc (United Kingdom)

4.25%, 3/14/2024	800	810

(ICE LIBOR USD 3 Month + 0.99%), 3.95%, 5/18/2024 (c)	600	606

(ICE LIBOR USD 3 Month + 1.35%), 4.29%, 9/12/2026 (c)	1,250	1,265

Huntington Bancshares, Inc. 3.15%, 3/14/2021	352	352

Huntington National Bank (The) 2.50%, 8/7/2022	500	490

ING Groep NV (Netherlands) 3.95%, 3/29/2027	406	398

KeyCorp 5.10%, 3/24/2021	1,657	1,723

Lloyds Bank plc (United Kingdom) 3.30%, 5/7/2021	500	500

Lloyds Banking Group plc (United Kingdom) 3.75%, 1/11/2027	869	837

Mitsubishi UFJ Financial Group, Inc. (Japan)

3.00%, 2/22/2022	221	220

3.76%, 7/26/2023	1,000	1,014

3.78%, 3/2/2025	1,000	1,014

3.85%, 3/1/2026	350	355

Mizuho Bank Ltd. (Japan) 2.65%, 9/25/2019 (b)	909	908

Mizuho Financial Group, Inc. (Japan)

2.95%, 2/28/2022	580	574

2.60%, 9/11/2022	300	292

National Australia Bank Ltd. (Australia) 2.50%, 1/12/2021	1,050	1,039

National City Corp. 6.88%, 5/15/2019	100	101

Nordea Bank AB (Finland) 4.25%, 9/21/2022 (b)	591	599

PNC Bank NA 2.45%, 11/5/2020	356	353

PNC Financial Services Group, Inc. (The)

6.70%, 6/10/2019	363	367

4.38%, 8/11/2020	362	369

Regions Financial Corp. 2.75%, 8/14/2022	402	394

Royal Bank of Canada (Canada) 4.65%, 1/27/2026	597	624

Royal Bank of Scotland Group plc (United Kingdom) (ICE LIBOR USD 3 Month + 1.55%), 4.52%, 6/25/2024 (c)	635	640

Santander UK Group Holdings plc (United Kingdom) 3.13%, 1/8/2021	250	248

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Banks — continued

Santander UK plc (United Kingdom) 2.50%, 3/14/2019	799	799

Societe Generale SA (France) 4.25%, 9/14/2023 (b)	1,200	1,211

Stadshypotek AB (Sweden) 1.88%, 10/2/2019 (b)	442	440

Standard Chartered plc (United Kingdom) 5.20%, 1/26/2024 (b)	1,200	1,246

Sumitomo Mitsui Financial Group, Inc. (Japan) 3.10%, 1/17/2023	482	478

SunTrust Bank 2.75%, 5/1/2023	1,500	1,470

Toronto-Dominion Bank (The) (Canada) 3.15%, 9/17/2020	1,000	1,004

UBS Group Funding Switzerland AG (Switzerland) 4.13%, 4/15/2026 (b)	449	456

US Bancorp

2.20%, 4/25/2019	500	500

Series V, 2.63%, 1/24/2022	732	729

3.60%, 9/11/2024	215	218

Wachovia Corp. 7.57%, 8/1/2026 (d)	1,700	2,033

Wells Fargo & Co.

2.50%, 3/4/2021	428	424

3.00%, 2/19/2025	368	359

3.00%, 4/22/2026	800	766

4.30%, 7/22/2027	2,000	2,036

Westpac Banking Corp. (Australia)

2.00%, 3/3/2020 (b)	506	502

2.50%, 6/28/2022	1,100	1,078

		57,773

Beverages — 0.3%

Anheuser-Busch InBev Worldwide, Inc. (Belgium) 4.75%, 1/23/2029	1,395	1,456

Diageo Investment Corp. (United Kingdom) 2.88%, 5/11/2022	1,000	999

Keurig Dr Pepper, Inc. 4.42%, 5/25/2025 (b)	745	758

Molson Coors Brewing Co. 2.25%, 3/15/2020	400	397

PepsiCo, Inc. 2.38%, 10/6/2026	200	187

		3,797

Biotechnology — 0.3%

Amgen, Inc. 3.63%, 5/15/2022	1,850	1,875

Baxalta, Inc. 3.60%, 6/23/2022	35	35

Biogen, Inc. 3.63%, 9/15/2022	212	215

Celgene Corp.

3.95%, 10/15/2020	700	708

3.25%, 8/15/2022	600	597

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2019	J.P. MORGAN INCOME FUNDS	205

JPMorgan Inflation Managed Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2019 (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Bonds — continued

Biotechnology — continued

Gilead Sciences, Inc.

2.55%, 9/1/2020	300	299

3.70%, 4/1/2024	56	57

3.50%, 2/1/2025	35	35

		3,821

Building Products — 0.1%

CRH America Finance, Inc. (Ireland) 3.40%, 5/9/2027 (b)	222	206

Johnson Controls International plc

4.25%, 3/1/2021	1,135	1,152

3.62%, 7/2/2024 (d)	138	136

		1,494

Capital Markets — 2.7%

Ameriprise Financial, Inc. 4.00%, 10/15/2023	550	566

Bank of New York Mellon Corp. (The)

4.60%, 1/15/2020	155	157

2.60%, 8/17/2020	92	92

4.15%, 2/1/2021	440	451

3.40%, 1/29/2028	1,500	1,498

BlackRock, Inc. 3.20%, 3/15/2027	400	393

Blackstone Holdings Finance Co. LLC 4.75%, 2/15/2023 (b)	470	492

Brookfield Finance, Inc. (Canada) 4.25%, 6/2/2026	650	640

CDP Financial, Inc. (Canada) 4.40%, 11/25/2019 (b)	500	505

Charles Schwab Corp. (The) 3.20%, 3/2/2027	250	245

CME Group, Inc. 3.00%, 9/15/2022	1,666	1,672

Credit Suisse AG (Switzerland) 3.63%, 9/9/2024	520	520

Deutsche Bank AG (Germany)

4.25%, 10/14/2021	600	596

3.95%, 2/27/2023	500	483

Goldman Sachs Group, Inc. (The)

5.38%, 3/15/2020	900	921

2.35%, 11/15/2021	3,195	3,129

(ICE LIBOR USD 3 Month + 0.82%), 2.88%, 10/31/2022 (c)	500	492

(ICE LIBOR USD 3 Month + 0.99%), 2.90%, 7/24/2023 (c)	196	192

(ICE LIBOR USD 3 Month + 1.20%), 3.27%, 9/29/2025 (c)	403	391

4.25%, 10/21/2025	92	92

3.50%, 11/16/2026	1,200	1,155

3.85%, 1/26/2027	1,000	980

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Capital Markets — continued

(ICE LIBOR USD 3 Month + 1.51%), 3.69%, 6/5/2028 (c)	384	372

Intercontinental Exchange, Inc. 4.00%, 10/15/2023	1,502	1,564

Invesco Finance plc 3.75%, 1/15/2026	436	430

Jefferies Group LLC 6.88%, 4/15/2021	400	423

Macquarie Bank Ltd. (Australia) 2.60%, 6/24/2019 (b)	481	481

Macquarie Group Ltd. (Australia) 6.25%, 1/14/2021 (b)	800	839

(ICE LIBOR USD 3 Month + 1.75%), 5.03%, 1/15/2030 (b) (c)	200	205

Morgan Stanley

7.30%, 5/13/2019	1,700	1,714

2.65%, 1/27/2020	600	598

5.50%, 7/24/2020	154	159

5.75%, 1/25/2021	687	720

2.75%, 5/19/2022	400	394

(ICE LIBOR USD 3 Month + 0.85%), 3.74%, 4/24/2024 (c)	2,500	2,522

5.00%, 11/24/2025	622	654

4.35%, 9/8/2026	880	884

State Street Corp.

3.10%, 5/15/2023	1,724	1,716

3.70%, 11/20/2023	554	570

TD Ameritrade Holding Corp. 2.95%, 4/1/2022	219	219

UBS AG (Switzerland) 2.45%, 12/1/2020 (b)	200	198

		30,324

Chemicals — 0.8%

Chevron Phillips Chemical Co. LLC 3.30%, 5/1/2023 (b)	400	398

Dow Chemical Co. (The)

4.13%, 11/15/2021	52	53

3.00%, 11/15/2022	594	589

3.50%, 10/1/2024	800	789

Ecolab, Inc.

2.25%, 1/12/2020	167	166

3.25%, 1/14/2023	330	332

International Flavors & Fragrances, Inc. 4.45%, 9/26/2028	93	95

Mosaic Co. (The) 3.25%, 11/15/2022	2,243	2,223

Nutrien Ltd. (Canada)

6.50%, 5/15/2019	1,050	1,058

3.38%, 3/15/2025	168	161

Praxair, Inc. 2.20%, 8/15/2022	1,250	1,217

SEE NOTES TO FINANCIAL STATEMENTS.

206	J.P. MORGAN INCOME FUNDS	FEBRUARY 28, 2019

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Bonds — continued

Chemicals — continued

Rohm & Haas Co. 7.85%, 7/15/2029	315	394

Sherwin-Williams Co. (The)

3.30%, 2/1/2025	225	217

3.45%, 6/1/2027	170	162

Westlake Chemical Corp. 3.60%, 8/15/2026	1,150	1,086

		8,940

Commercial Services & Supplies — 0.2%

Republic Services, Inc.

5.50%, 9/15/2019	1,200	1,216

3.55%, 6/1/2022	417	423

		1,639

Communications Equipment — 0.1%

Cisco Systems, Inc.

4.45%, 1/15/2020	90	91

2.45%, 6/15/2020	90	90

2.90%, 3/4/2021	181	181

2.95%, 2/28/2026	1,000	985

		1,347

Construction Materials — 0.1%

CRH America, Inc. (Ireland) 3.88%, 5/18/2025 (b)	250	244

Martin Marietta Materials, Inc.

3.45%, 6/1/2027	260	242

3.50%, 12/15/2027	300	278

		764

Consumer Finance — 1.1%

AerCap Ireland Capital DAC (Ireland)

3.30%, 1/23/2023	1,200	1,163

3.65%, 7/21/2027	594	535

American Express Co. 3.38%, 5/17/2021	1,000	1,008

American Honda Finance Corp. 2.25%, 8/15/2019	250	249

Caterpillar Financial Services Corp.

2.25%, 12/1/2019	176	175

2.75%, 8/20/2021	510	508

2.85%, 6/1/2022	900	897

Ford Motor Credit Co. LLC

2.02%, 5/3/2019	484	483

3.34%, 3/28/2022	619	594

3.81%, 1/9/2024	200	186

General Motors Financial Co., Inc.

3.70%, 5/9/2023	615	605

4.25%, 5/15/2023	770	772

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Consumer Finance — continued

4.00%, 10/6/2026	280	261

4.35%, 1/17/2027	400	380

3.85%, 1/5/2028	500	453

John Deere Capital Corp.

1.70%, 1/15/2020	65	65

3.15%, 10/15/2021	650	652

2.70%, 1/6/2023	298	296

3.45%, 3/13/2025	500	509

PACCAR Financial Corp. 2.20%, 9/15/2019	1,400	1,394

Synchrony Financial 4.25%, 8/15/2024	350	343

Toyota Motor Credit Corp. 2.63%, 1/10/2023	800	788

		12,316

Containers & Packaging — 0.1%

International Paper Co. 3.80%, 1/15/2026	350	349

WRKCo, Inc.

3.00%, 9/15/2024	350	332

4.90%, 3/15/2029	150	157

		838

Diversified Financial Services — 0.7%

AIG Global Funding 2.15%, 7/2/2020 (b)	550	544

GE Capital International Funding Co. Unlimited Co. 2.34%, 11/15/2020	3,238	3,183

Hutchison Whampoa International 12 II Ltd. (Hong Kong) 3.25%, 11/8/2022 (b)	490	487

Mitsubishi UFJ Lease & Finance Co. Ltd. (Japan) 3.96%, 9/19/2023 (b)	820	831

National Rural Utilities Cooperative Finance Corp. 3.40%, 2/7/2028	1,250	1,236

ORIX Corp. (Japan) 2.90%, 7/18/2022	277	273

Shell International Finance BV (Netherlands)

3.40%, 8/12/2023	150	153

2.88%, 5/10/2026	788	765

Siemens Financieringsmaatschappij NV (Germany) 3.13%, 3/16/2024 (b)	400	397

		7,869

Diversified Telecommunication Services — 0.6%

AT&T, Inc.

3.95%, 1/15/2025	1,183	1,186

4.10%, 2/15/2028	800	788

4.35%, 3/1/2029	500	498

4.30%, 2/15/2030	1,282	1,258

Telefonica Emisiones SA (Spain)

5.13%, 4/27/2020	409	418

5.46%, 2/16/2021	114	119

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2019	J.P. MORGAN INCOME FUNDS	207

JPMorgan Inflation Managed Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2019 (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Bonds — continued

Diversified Telecommunication Services — continued

Verizon Communications, Inc.

4.33%, 9/21/2028	1,508	1,561

4.02%, 12/3/2029 (b)	533	530

4.40%, 11/1/2034	350	350

5.25%, 3/16/2037	320	349

		7,057

Electric Utilities — 2.5%

Appalachian Power Co. 4.60%, 3/30/2021	800	822

Arizona Public Service Co. 3.35%, 6/15/2024	372	371

Baltimore Gas & Electric Co. 2.80%, 8/15/2022	1,595	1,564

Cleveland Electric Illuminating Co. (The)

3.50%, 4/1/2028 (b)	476	451

4.55%, 11/15/2030 (b)	290	295

Comision Federal de Electricidad (Mexico) 4.88%, 5/26/2021 (b)	237	240

Connecticut Light & Power Co. (The) Series A, 3.20%, 3/15/2027	700	682

DTE Electric Co.

3.90%, 6/1/2021	200	203

2.65%, 6/15/2022	197	193

3.65%, 3/15/2024	500	510

3.38%, 3/1/2025	1,000	1,002

Duke Energy Carolinas LLC

3.90%, 6/15/2021	1,250	1,274

6.45%, 10/15/2032	50	62

Duke Energy Corp. 3.55%, 9/15/2021	233	235

Duke Energy Indiana LLC 3.75%, 7/15/2020	160	162

Duke Energy Progress LLC 2.80%, 5/15/2022	461	459

Enel Finance International NV (Italy)

4.63%, 9/14/2025 (b)	425	425

3.63%, 5/25/2027 (b)	450	415

Entergy Arkansas LLC

3.05%, 6/1/2023	765	756

3.50%, 4/1/2026	260	259

Entergy Mississippi LLC 2.85%, 6/1/2028	269	252

Evergy, Inc. 4.85%, 6/1/2021	1,663	1,707

Fortis, Inc. (Canada) 3.06%, 10/4/2026	550	514

Hydro-Quebec (Canada) Series HY, 8.40%, 1/15/2022	1,000	1,144

Indiana Michigan Power Co. Series J, 3.20%, 3/15/2023	100	100

Interstate Power & Light Co. 4.10%, 9/26/2028	1,000	1,019

Kentucky Utilities Co. 3.30%, 10/1/2025	200	197

Louisville Gas & Electric Co. Series 25, 3.30%, 10/1/2025	94	93

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Electric Utilities — continued

Nevada Power Co. 7.13%, 3/15/2019	1,000	1,001

NextEra Energy Capital Holdings, Inc.

2.40%, 9/15/2019	518	517

2.70%, 9/15/2019	1,539	1,536

Niagara Mohawk Power Corp. 3.51%, 10/1/2024 (b)	938	943

NSTAR Electric Co. 2.38%, 10/15/2022	300	292

Ohio Power Co. Series M, 5.38%, 10/1/2021	1,200	1,273

Oncor Electric Delivery Co. LLC 5.75%, 3/15/2029	300	351

Pennsylvania Electric Co. 3.25%, 3/15/2028 (b)	256	240

PPL Capital Funding, Inc. 4.20%, 6/15/2022	752	766

PPL Electric Utilities Corp. 2.50%, 9/1/2022	224	219

Progress Energy, Inc. 4.40%, 1/15/2021	260	266

Public Service Co. of Colorado 3.20%, 11/15/2020	74	74

Public Service Co. of New Hampshire 3.50%, 11/1/2023	283	288

Public Service Co. of Oklahoma 4.40%, 2/1/2021	220	225

Public Service Electric & Gas Co. 2.00%, 8/15/2019	1,100	1,096

Southern California Edison Co. 3.88%, 6/1/2021	958	964

Virginia Electric & Power Co.

2.95%, 1/15/2022	1,099	1,092

Series C, 2.75%, 3/15/2023	1,600	1,575

		28,124

Electrical Equipment — 0.0% (a)

ABB Finance USA, Inc. (Switzerland) 2.88%, 5/8/2022	350	349

Electronic Equipment, Instruments & Components — 0.1%

Arrow Electronics, Inc. 3.88%, 1/12/2028	926	865

Energy Equipment & Services — 0.2%

Baker Hughes a GE Co. LLC 2.77%, 12/15/2022	400	394

Halliburton Co.

8.75%, 2/15/2021	750	830

3.50%, 8/1/2023	350	352

Schlumberger Holdings Corp. 3.75%, 5/1/2024 (b)	460	462

Schlumberger Investment SA 3.30%, 9/14/2021 (b)	233	233

		2,271

SEE NOTES TO FINANCIAL STATEMENTS.

208	J.P. MORGAN INCOME FUNDS	FEBRUARY 28, 2019

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Bonds — continued

Entertainment — 0.3%

21st Century Fox America, Inc. 7.43%, 10/1/2026	600	739

NBCUniversal Enterprise, Inc. 1.97%, 4/15/2019 (b)	400	400

Viacom, Inc. 3.88%, 4/1/2024	1,309	1,309

Warner Media LLC 3.55%, 6/1/2024	600	597

		3,045

Equity Real Estate Investment Trusts (REITs) — 1.3%

Alexandria Real Estate Equities, Inc.

4.60%, 4/1/2022	100	103

3.95%, 1/15/2027	285	281

American Tower Corp. 3.50%, 1/31/2023	360	360

American Tower Trust #1 3.07%, 3/15/2023 (b)	500	496

AvalonBay Communities, Inc. 3.20%, 1/15/2028	300	289

Boston Properties LP 3.80%, 2/1/2024	909	916

Brixmor Operating Partnership LP 3.85%, 2/1/2025	375	366

Crown Castle International Corp. 4.45%, 2/15/2026	600	612

Duke Realty LP 3.63%, 4/15/2023	672	676

EPR Properties 4.50%, 6/1/2027	207	205

ERP Operating LP

4.63%, 12/15/2021	1,047	1,087

3.50%, 3/1/2028	1,228	1,215

Goodman US Finance Three LLC (Australia) 3.70%, 3/15/2028 (b)	163	155

HCP, Inc. 3.88%, 8/15/2024	2,098	2,105

Liberty Property LP 4.40%, 2/15/2024	150	155

National Retail Properties, Inc. 3.60%, 12/15/2026	247	240

Office Properties Income Trust 3.60%, 2/1/2020	300	300

Realty Income Corp.

3.25%, 10/15/2022	600	602

3.88%, 7/15/2024	400	405

Scentre Group Trust 1 (Australia) 3.50%, 2/12/2025 (b)	400	393

Senior Housing Properties Trust 4.75%, 2/15/2028	300	269

Simon Property Group LP 2.50%, 9/1/2020	1,200	1,193

UDR, Inc. 2.95%, 9/1/2026	106	100

Ventas Realty LP

3.75%, 5/1/2024	470	472

3.50%, 2/1/2025	90	89

4.13%, 1/15/2026	158	158

Welltower, Inc. 4.50%, 1/15/2024	900	932

		14,174

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Food & Staples Retailing — 0.4%

Costco Wholesale Corp. 2.75%, 5/18/2024	1,094	1,085

Kroger Co. (The)

3.30%, 1/15/2021	700	703

5.40%, 7/15/2040	92	91

Sysco Corp.

3.75%, 10/1/2025	208	208

3.25%, 7/15/2027	200	192

Walmart, Inc.

2.55%, 4/11/2023	1,650	1,635

3.30%, 4/22/2024	200	204

		4,118

Food Products — 0.6%

Campbell Soup Co. 3.95%, 3/15/2025	450	440

Cargill, Inc. 3.30%, 3/1/2022 (b)	900	899

Conagra Brands, Inc. 4.60%, 11/1/2025	115	117

General Mills, Inc. 4.00%, 4/17/2025	1,200	1,213

Kraft Heinz Foods Co.

3.50%, 6/6/2022	719	716

4.00%, 6/15/2023	310	313

3.95%, 7/15/2025	700	693

6.88%, 1/26/2039	193	213

Mead Johnson Nutrition Co. (United Kingdom) 4.13%, 11/15/2025	89	93

Nestle Holdings, Inc. 3.50%, 9/24/2025 (b)	1,000	1,016

Tyson Foods, Inc.

2.65%, 8/15/2019	171	171

2.25%, 8/23/2021	313	305

3.90%, 9/28/2023	500	507

Unilever Capital Corp. (United Kingdom) 3.38%, 3/22/2025	200	201

		6,897

Gas Utilities — 0.2%

Atmos Energy Corp. 8.50%, 3/15/2019	1,365	1,367

CenterPoint Energy Resources Corp. 4.50%, 1/15/2021	843	861

		2,228

Health Care Equipment & Supplies — 0.4%

Abbott Laboratories

3.88%, 9/15/2025	484	498

3.75%, 11/30/2026	150	152

Becton Dickinson and Co.

2.68%, 12/15/2019	215	214

3.36%, 6/6/2024	100	98

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2019	J.P. MORGAN INCOME FUNDS	209

JPMorgan Inflation Managed Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2019 (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Bonds — continued

Health Care Equipment & Supplies — continued

Boston Scientific Corp. 3.75%, 3/1/2026	500	500

Medtronic, Inc. 3.50%, 3/15/2025	2,400	2,438

Zimmer Biomet Holdings, Inc.

3.70%, 3/19/2023	174	173

3.55%, 4/1/2025	530	515

		4,588

Health Care Providers & Services — 0.7%

Anthem, Inc. 3.30%, 1/15/2023	700	701

CVS Health Corp.

2.75%, 12/1/2022	1,100	1,074

4.00%, 12/5/2023	257	261

4.10%, 3/25/2025	3,534	3,582

Express Scripts Holding Co. 3.50%, 6/15/2024	400	396

Laboratory Corp. of America Holdings 3.25%, 9/1/2024	300	291

UnitedHealth Group, Inc.

4.70%, 2/15/2021	255	263

3.38%, 11/15/2021	187	189

2.75%, 2/15/2023	365	361

2.88%, 3/15/2023	645	642

		7,760

Hotels, Restaurants & Leisure — 0.2%

McDonald’s Corp.

3.38%, 5/26/2025	1,250	1,244

3.80%, 4/1/2028	440	439

Starbucks Corp. 2.70%, 6/15/2022	326	323

		2,006

Household Products — 0.2%

Kimberly-Clark Corp.

2.40%, 3/1/2022	200	197

2.40%, 6/1/2023	1,800	1,752

		1,949

Independent Power and Renewable Electricity Producers — 0.0% (a)

Exelon Generation Co. LLC

3.40%, 3/15/2022	90	90

4.25%, 6/15/2022	90	92

		182

Industrial Conglomerates — 0.4%

General Electric Co.

2.10%, 12/11/2019	200	198

5.50%, 1/8/2020	529	539

4.38%, 9/16/2020	125	127

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Industrial Conglomerates — continued

5.30%, 2/11/2021	95	98

4.65%, 10/17/2021	1,919	1,976

5.88%, 1/14/2038	70	73

Honeywell International, Inc. 4.25%, 3/1/2021	1,200	1,233

Roper Technologies, Inc.

3.00%, 12/15/2020	208	207

3.80%, 12/15/2026	274	271

		4,722

Insurance — 1.9%

Allstate Corp. (The) 3.15%, 6/15/2023	651	652

Alterra Finance LLC 6.25%, 9/30/2020	200	208

American International Group, Inc. 3.75%, 7/10/2025	818	804

Assurant, Inc. 4.20%, 9/27/2023	145	146

Athene Global Funding 2.75%, 4/20/2020 (b)	422	420

Athene Holding Ltd. 4.13%, 1/12/2028	230	215

Chubb INA Holdings, Inc. 2.70%, 3/13/2023	1,900	1,872

CNA Financial Corp.

3.95%, 5/15/2024	499	499

4.50%, 3/1/2026	364	372

Guardian Life Global Funding

2.50%, 5/8/2022 (b)	500	487

3.40%, 4/25/2023 (b)	230	231

Jackson National Life Global Funding 3.05%, 4/29/2026 (b)	1,135	1,091

Liberty Mutual Group, Inc.

4.25%, 6/15/2023 (b)	210	213

4.57%, 2/1/2029 (b)	1,640	1,660

Lincoln National Corp. 4.20%, 3/15/2022	864	884

Manulife Financial Corp. (Canada) 4.15%, 3/4/2026	1,000	1,029

Markel Corp. 5.35%, 6/1/2021	440	457

Marsh & McLennan Cos., Inc. 2.35%, 3/6/2020	824	820

MassMutual Global Funding II 2.35%, 4/9/2019 (b)	1,216	1,216

Metropolitan Life Global Funding I

3.88%, 4/11/2022 (b)	426	434

3.00%, 1/10/2023 (b)	1,600	1,591

New York Life Global Funding

2.15%, 6/18/2019 (b)	1,024	1,022

1.95%, 2/11/2020 (b)	323	321

2.35%, 7/14/2026 (b)	953	892

Principal Financial Group, Inc. 3.13%, 5/15/2023	471	466

SEE NOTES TO FINANCIAL STATEMENTS.

210	J.P. MORGAN INCOME FUNDS	FEBRUARY 28, 2019

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Bonds — continued

Insurance — continued

Protective Life Global Funding 2.62%, 8/22/2022 (b)	400	391

Prudential Insurance Co. of America (The) 8.30%, 7/1/2025 (b)	650	800

Reliance Standard Life Global Funding II

2.50%, 1/15/2020 (b)	650	647

3.05%, 1/20/2021 (b)	373	371

Torchmark Corp. 4.55%, 9/15/2028	335	344

		20,555

Internet & Direct Marketing Retail — 0.2%

Amazon.com, Inc.

2.80%, 8/22/2024	1,217	1,208

4.80%, 12/5/2034	150	167

3.88%, 8/22/2037	350	349

		1,724

IT Services — 0.1%

DXC Technology Co. 4.25%, 4/15/2024	151	151

International Business Machines Corp.

1.80%, 5/17/2019	252	251

2.25%, 2/19/2021	1,150	1,135

Western Union Co. (The) 3.60%, 3/15/2022	100	101

		1,638

Life Sciences Tools & Services — 0.1%

Thermo Fisher Scientific, Inc.

3.15%, 1/15/2023	441	440

3.20%, 8/15/2027	350	332

		772

Machinery — 0.3%

Deere & Co. 4.38%, 10/16/2019	700	707

Illinois Tool Works, Inc. 3.50%, 3/1/2024	1,400	1,426

Parker-Hannifin Corp. 3.30%, 11/21/2024	228	227

Stanley Black & Decker, Inc. 3.40%, 3/1/2026	900	897

Xylem, Inc. 3.25%, 11/1/2026	111	106

		3,363

Media — 0.7%

CBS Corp. 3.70%, 8/15/2024	1,019	1,012

Charter Communications Operating LLC 4.91%, 7/23/2025	260	269

Comcast Corp.

3.00%, 2/1/2024	1,168	1,156

3.38%, 2/15/2025	1,226	1,226

3.95%, 10/15/2025	209	215

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Media — continued

3.15%, 3/1/2026	221	217

3.90%, 3/1/2038	1,136	1,074

Cox Communications, Inc. 3.50%, 8/15/2027 (b)	615	585

Discovery Communications LLC 4.38%, 6/15/2021	422	431

Fox Corp. 4.71%, 1/25/2029 (b)	110	114

Grupo Televisa SAB (Mexico) 4.63%, 1/30/2026	285	285

Time Warner Entertainment Co. LP 8.38%, 7/15/2033	500	633

		7,217

Metals & Mining — 0.1%

Anglo American Capital plc (South Africa) 4.50%, 3/15/2028 (b)	1,000	974

Nucor Corp. 4.00%, 8/1/2023	305	314

Vale Overseas Ltd. (Brazil) 6.25%, 8/10/2026	306	323

		1,611

Multiline Retail — 0.1%

Nordstrom, Inc. 4.00%, 10/15/2021	175	178

Target Corp. 3.50%, 7/1/2024	868	890

		1,068

Multi-Utilities — 0.5%

CMS Energy Corp. 2.95%, 2/15/2027	170	158

Consolidated Edison Co. of New York, Inc. 3.80%, 5/15/2028	690	705

Consumers Energy Co.

5.65%, 4/15/2020	1,060	1,094

2.85%, 5/15/2022	137	137

Dominion Energy, Inc. Series B, 2.75%, 9/15/2022	350	341

DTE Energy Co. Series F, 3.85%, 12/1/2023	784	795

NiSource, Inc.

2.65%, 11/17/2022	184	179

3.85%, 2/15/2023	300	303

3.95%, 3/30/2048	100	90

Sempra Energy 4.05%, 12/1/2023	192	192

Southern Co. Gas Capital Corp.

5.25%, 8/15/2019	550	555

3.50%, 9/15/2021	939	942

		5,491

Oil, Gas & Consumable Fuels — 3.0%

Anadarko Petroleum Corp. 8.70%, 3/15/2019	1,025	1,027

Andeavor Logistics LP 4.25%, 12/1/2027	118	116

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2019	J.P. MORGAN INCOME FUNDS	211

JPMorgan Inflation Managed Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2019 (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Bonds — continued

Oil, Gas & Consumable Fuels — continued

APT Pipelines Ltd. (Australia) 4.25%, 7/15/2027 (b)	122	121

BP Capital Markets America, Inc.

3.25%, 5/6/2022	712	717

3.22%, 4/14/2024	1,317	1,323

Buckeye Partners LP

4.35%, 10/15/2024	300	299

3.95%, 12/1/2026	355	332

Cenovus Energy, Inc. (Canada) 3.80%, 9/15/2023	1,200	1,184

Chevron Corp.

2.36%, 12/5/2022	1,000	982

3.19%, 6/24/2023	285	288

CNOOC Nexen Finance 2014 ULC (China) 4.25%, 4/30/2024	833	858

Ecopetrol SA (Colombia)

4.13%, 1/16/2025	467	464

5.38%, 6/26/2026	773	811

Energy Transfer Operating LP

3.60%, 2/1/2023	267	266

4.90%, 2/1/2024	570	593

4.05%, 3/15/2025	182	180

Eni SpA (Italy) Series X-R, 4.00%, 9/12/2023 (b)	1,145	1,157

Enterprise Products Operating LLC

3.35%, 3/15/2023	225	225

3.90%, 2/15/2024	263	270

3.75%, 2/15/2025	150	152

3.70%, 2/15/2026	651	652

3.95%, 2/15/2027	596	605

EOG Resources, Inc. 2.63%, 3/15/2023	240	235

Equinor ASA (Norway) 2.65%, 1/15/2024	1,179	1,160

Exxon Mobil Corp. 2.71%, 3/6/2025	1,200	1,183

Magellan Midstream Partners LP 4.25%, 2/1/2021	1,294	1,318

Marathon Petroleum Corp. 3.63%, 9/15/2024	964	954

MPLX LP 4.13%, 3/1/2027	518	508

Noble Energy, Inc. 3.85%, 1/15/2028	350	331

Occidental Petroleum Corp. 2.70%, 2/15/2023	441	435

ONEOK Partners LP 4.90%, 3/15/2025	1,800	1,873

Petroleos Mexicanos (Mexico)

6.38%, 2/4/2021	466	479

4.88%, 1/18/2024	270	258

6.88%, 8/4/2026	731	730

5.35%, 2/12/2028	395	352

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Oil, Gas & Consumable Fuels — continued

Phillips 66

4.30%, 4/1/2022	173	179

3.90%, 3/15/2028	320	318

Plains All American Pipeline LP

3.65%, 6/1/2022	705	701

3.85%, 10/15/2023	400	398

Suncor Energy, Inc. (Canada)

3.60%, 12/1/2024	350	352

5.95%, 12/1/2034	1,000	1,136

Sunoco Logistics Partners Operations LP

5.50%, 2/15/2020	700	712

5.95%, 12/1/2025	506	548

TC PipeLines LP 3.90%, 5/25/2027	141	135

Texas Eastern Transmission LP 2.80%, 10/15/2022 (b)	1,153	1,118

Total Capital Canada Ltd. (France) 2.75%, 7/15/2023	821	811

Total Capital International SA (France)

2.70%, 1/25/2023	200	198

3.75%, 4/10/2024	1,003	1,032

TransCanada PipeLines Ltd. (Canada) 3.75%, 10/16/2023	2,345	2,386

Williams Cos., Inc. (The) 3.90%, 1/15/2025	262	262

		32,724

Pharmaceuticals — 0.6%

Bristol-Myers Squibb Co. 2.00%, 8/1/2022	1,210	1,171

Eli Lilly & Co. 3.38%, 3/15/2029	600	600

GlaxoSmithKline Capital, Inc. (United Kingdom) 2.80%, 3/18/2023	1,875	1,856

Mylan, Inc. 3.13%, 1/15/2023 (b)	600	577

Novartis Capital Corp. (Switzerland) 3.00%, 11/20/2025	1,153	1,146

Pfizer, Inc. 3.20%, 9/15/2023	1,000	1,014

Shire Acquisitions Investments Ireland DAC 3.20%, 9/23/2026	700	656

		7,020

Real Estate Management & Development — 0.1%

Mitsui Fudosan Co. Ltd. (Japan) 3.65%, 7/20/2027 (b)	219	219

Ontario Teachers’ Cadillac Fairview Properties Trust (Canada) 3.88%, 3/20/2027 (b)	325	324

		543

SEE NOTES TO FINANCIAL STATEMENTS.

212	J.P. MORGAN INCOME FUNDS	FEBRUARY 28, 2019

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Bonds — continued

Road & Rail — 1.1%

Burlington Northern Santa Fe LLC

3.60%, 9/1/2020	125	126

4.10%, 6/1/2021	2,000	2,052

Cie de Chemin de Fer Canadien Pacifique (Canada)

7.25%, 5/15/2019	600	605

4.50%, 1/15/2022	1,146	1,178

CSX Corp. 3.25%, 6/1/2027	1,068	1,026

ERAC USA Finance LLC

4.50%, 8/16/2021 (b)	315	323

3.85%, 11/15/2024 (b)	650	649

JB Hunt Transport Services, Inc. 3.88%, 3/1/2026	400	399

Norfolk Southern Corp.

3.25%, 12/1/2021	829	830

2.90%, 2/15/2023	562	556

3.85%, 1/15/2024	750	766

Penske Truck Leasing Co. LP

2.50%, 6/15/2019 (b)	263	262

4.20%, 4/1/2027 (b)	1,250	1,220

Ryder System, Inc. 2.45%, 9/3/2019	555	554

Union Pacific Corp.

3.75%, 3/15/2024	1,200	1,224

3.25%, 1/15/2025	850	842

		12,612

Semiconductors & Semiconductor Equipment — 0.4%

Analog Devices, Inc.

2.95%, 1/12/2021	600	597

3.13%, 12/5/2023	122	120

Broadcom Corp. 3.63%, 1/15/2024	1,054	1,024

Intel Corp.

3.10%, 7/29/2022	728	736

2.88%, 5/11/2024	987	978

QUALCOMM, Inc. 3.25%, 5/20/2027	313	296

Texas Instruments, Inc. 2.75%, 3/12/2021	790	788

		4,539

Software — 0.7%

Microsoft Corp.

4.20%, 6/1/2019	1,500	1,505

2.38%, 5/1/2023	181	179

2.88%, 2/6/2024	1,508	1,508

3.13%, 11/3/2025	800	805

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Software — continued

Oracle Corp.

2.50%, 5/15/2022	540	533

2.50%, 10/15/2022	1,285	1,266

2.95%, 11/15/2024	1,000	987

2.65%, 7/15/2026	600	570

6.50%, 4/15/2038	50	64

		7,417

Specialty Retail — 0.4%

Advance Auto Parts, Inc. 4.50%, 12/1/2023	250	257

Home Depot, Inc. (The)

2.00%, 6/15/2019	531	530

2.70%, 4/1/2023	450	449

3.75%, 2/15/2024	986	1,023

Lowe’s Cos., Inc.

3.13%, 9/15/2024	1,004	976

3.38%, 9/15/2025	238	232

O’Reilly Automotive, Inc.

3.55%, 3/15/2026	300	292

3.60%, 9/1/2027	463	449

		4,208

Technology Hardware, Storage & Peripherals — 0.4%

Apple, Inc.

3.00%, 2/9/2024	1,054	1,056

2.75%, 1/13/2025	700	687

3.20%, 5/13/2025	1,154	1,158

3.25%, 2/23/2026	800	801

3.35%, 2/9/2027	226	226

2.90%, 9/12/2027	224	216

		4,144

Tobacco — 0.2%

BAT Capital Corp. (United Kingdom) 3.22%, 8/15/2024	1,000	963

Philip Morris International, Inc. 3.38%, 8/11/2025	850	848

		1,811

Trading Companies & Distributors — 0.2%

Air Lease Corp.

3.88%, 7/3/2023	400	398

3.63%, 4/1/2027	240	219

Aircastle Ltd. 4.40%, 9/25/2023	550	547

Aviation Capital Group LLC

3.88%, 5/1/2023 (b)	390	386

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2019	J.P. MORGAN INCOME FUNDS	213

JPMorgan Inflation Managed Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2019 (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($000)		VALUE ($000)
Corporate Bonds — continued

Trading Companies & Distributors — continued

4.38%, 1/30/2024 (b)	200		201

BOC Aviation Ltd. (Singapore) 2.38%, 9/15/2021 (b)	500		484

			2,235

Water Utilities — 0.2%

American Water Capital Corp.

3.85%, 3/1/2024	1,400		1,433

3.40%, 3/1/2025	364		363

			1,796

Wireless Telecommunication Services — 0.2%

America Movil SAB de CV (Mexico) 3.13%, 7/16/2022	379		377

Rogers Communications, Inc. (Canada) 3.63%, 12/15/2025	608		607

Sprint Spectrum Co. LLC 3.36%, 9/20/2021 (b) (d)	269		267

Vodafone Group plc (United Kingdom) 2.95%, 2/19/2023	1,400		1,369

			2,620

Total Corporate Bonds (Cost $365,132)			364,101

U.S. Treasury Obligations — 20.1%

U.S. Treasury Inflation Indexed Notes

0.13%, 4/15/2020 (e)	34,319		36,536

1.25%, 7/15/2020	15,074		17,593

0.13%, 4/15/2022	32,366		32,843

0.13%, 7/15/2024	107,907		111,537

0.38%, 1/15/2027	23,043		23,291

Total U.S. Treasury Obligations (Cost $220,034)			221,800

Collateralized Mortgage Obligations — 11.1%

Bear Stearns ALT-A Trust Series 2004-6, Class 1A, 3.13%, 7/25/2034 (f)	216		214

CHL Mortgage Pass-Through Trust Series 2004-8, Class 2A1, 4.50%, 6/25/2019	—	(g)	—	(g)

Citigroup Mortgage Loan Trust, Inc.

Series 2003-1, Class 3A4, 5.25%, 9/25/2033	15		15

Series 2004-HYB4, Class WA, 4.86%, 12/25/2034 ‡ (f)	36		37

CSFB Mortgage-Backed Pass-Through Certificates Series 2003-27, Class 5A4, 5.25%, 11/25/2033	29		29

FHLMC REMIC

Series 2828, Class JE, 4.50%, 7/15/2019	3		3

Series 2875, Class HB, 4.00%, 10/15/2019	6		6

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Series 2899, Class HB, 4.00%, 12/15/2019	29	29

Series 2920, Class KT, 4.50%, 1/15/2020	2	2

Series 2929, Class KG, 4.50%, 2/15/2020	5	5

Series 3874, Class DW, 3.50%, 6/15/2021	1,726	1,739

Series 3294, Class DB, 4.50%, 3/15/2022	171	171

Series 3372, Class BD, 4.50%, 10/15/2022	5	5

Series 2595, Class HJ, 5.00%, 3/15/2023	2	2

Series 2626, Class JC, 5.00%, 6/15/2023	656	675

Series 2649, Class WB, 3.50%, 7/15/2023	227	227

Series 1578, Class K, 6.90%, 9/15/2023	13	14

Series 2685, Class DT, 5.00%, 10/15/2023	513	530

Series 2687, Class JH, 5.00%, 10/15/2023	117	120

Series 2701, Class AC, 5.00%, 11/15/2023	764	789

Series 3521, Class B, 4.00%, 4/15/2024	588	597

Series 3544, Class BC, 4.00%, 6/15/2024	55	56

Series 3546, Class NB, 4.00%, 6/15/2024	2,585	2,657

Series 3562, Class JC, 4.00%, 8/15/2024	1,189	1,221

Series 3563, Class BD, 4.00%, 8/15/2024	794	824

Series 3571, Class MY, 4.00%, 9/15/2024	265	270

Series 3575, Class EB, 4.00%, 9/15/2024	823	854

Series 3577, Class B, 4.00%, 9/15/2024	1,297	1,325

Series 3578, Class KB, 4.00%, 9/15/2024	203	208

Series 2989, Class TG, 5.00%, 6/15/2025	702	721

Series 2988, Class TY, 5.50%, 6/15/2025	30	31

Series 3816, Class HA, 3.50%, 11/15/2025	1,661	1,694

Series 3087, Class KX, 5.50%, 12/15/2025	78	80

Series 3787, Class AY, 3.50%, 1/15/2026	1,017	1,031

Series 3794, Class LB, 3.50%, 1/15/2026	889	899

Series 3102, Class CE, 5.50%, 1/15/2026	1,066	1,090

Series 3123, Class HT, 5.00%, 3/15/2026	105	110

Series 3121, Class JD, 5.50%, 3/15/2026	31	33

Series 3150, Class EQ, 5.00%, 5/15/2026	405	421

Series 3898, Class KH, 3.50%, 6/15/2026	821	834

Series 3885, Class AC, 4.00%, 6/15/2026	883	898

Series 3911, Class B, 3.50%, 8/15/2026	1,311	1,331

Series 3959, Class PB, 3.00%, 11/15/2026	2,500	2,509

Series 4337, Class VJ, 3.50%, 6/15/2027	2,059	2,119

Series 3337, Class MD, 5.50%, 6/15/2027	56	59

Series 2110, Class PG, 6.00%, 1/15/2029	139	150

Series 3755, Class ML, 5.50%, 6/15/2029	26	26

Series 3563, Class LB, 4.00%, 8/15/2029	35	36

Series 3653, Class B, 4.50%, 4/15/2030	193	203

Series 3824, Class EY, 3.50%, 3/15/2031	500	515

Series 2525, Class AM, 4.50%, 4/15/2032	769	808

Series 2441, Class GF, 6.50%, 4/15/2032	28	31

SEE NOTES TO FINANCIAL STATEMENTS.

214	J.P. MORGAN INCOME FUNDS	FEBRUARY 28, 2019

INVESTMENTS	PRINCIPAL AMOUNT ($000)		VALUE ($000)
Collateralized Mortgage Obligations — continued

Series 2436, Class MC, 7.00%, 4/15/2032	21		23

Series 2760, Class KT, 4.50%, 9/15/2032	106		108

Series 2505, Class D, 5.50%, 9/15/2032	161		175

Series 2544, Class KE, 5.50%, 12/15/2032	80		87

Series 2557, Class HL, 5.30%, 1/15/2033	200		217

Series 2575, Class PE, 5.50%, 2/15/2033	62		68

Series 2586, Class WG, 4.00%, 3/15/2033	261		270

Series 2596, Class QD, 4.00%, 3/15/2033	218		225

Series 2621, Class QH, 5.00%, 5/15/2033	231		249

Series 2649, Class PJ, 3.50%, 6/15/2033	20		20

Series 2624, Class QH, 5.00%, 6/15/2033	315		342

Series 2648, Class BK, 5.00%, 7/15/2033	19		20

Series 4238, Class UY, 3.00%, 8/15/2033	3,650		3,571

Series 2673, Class PE, 5.50%, 9/15/2033	528		580

Series 2696, Class DG, 5.50%, 10/15/2033	426		467

Series 2725, Class TA, 4.50%, 12/15/2033	284		304

Series 2733, Class ME, 5.00%, 1/15/2034	472		509

Series 2768, Class PK, 5.00%, 3/15/2034	261		277

Series 3659, Class VG, 5.00%, 9/15/2034	530		552

Series 3017, Class MK, 5.00%, 12/15/2034	—	(g)	—	(g)

Series 2934, Class KG, 5.00%, 2/15/2035	326		353

Series 3077, Class TO, PO, 4/15/2035	23		21

Series 2960, Class JH, 5.50%, 4/15/2035	962		1,044

Series 3082, Class PW, 5.50%, 12/15/2035	67		74

Series 3084, Class BH, 5.50%, 12/15/2035	1,522		1,661

Series 3098, Class KG, 5.50%, 1/15/2036	1,352		1,491

Series 3136, Class CO, PO, 4/15/2036	49		44

Series 3145, Class AJ, 5.50%, 4/15/2036	49		54

Series 3819, Class ZQ, 6.00%, 4/15/2036	929		1,035

Series 3200, PO, 8/15/2036	91		79

Series 3659, Class BD, 5.00%, 1/15/2037	10		10

Series 3270, Class AT, 5.50%, 1/15/2037	44		48

Series 3272, Class PA, 6.00%, 2/15/2037	10		11

Series 3348, Class HT, 6.00%, 7/15/2037	73		82

Series 3747, Class PA, 4.00%, 4/15/2038	268		271

Series 3740, Class BP, 4.50%, 4/15/2038	197		199

Series 4085, Class FB, 2.89%, 1/15/2039 (f)	348		350

Series 3501, Class A, 4.50%, 1/15/2039	249		254

Series 3508, Class PK, 4.00%, 2/15/2039	6		6

Series 3513, Class A, 4.50%, 2/15/2039	25		26

Series 4219, Class JA, 3.50%, 8/15/2039	1,862		1,889

Series 3797, Class PA, 4.50%, 8/15/2039	48		48

Series 3827, Class BM, 5.50%, 8/15/2039	437		449

Series 3653, Class HJ, 5.00%, 4/15/2040	1,198		1,288

Series 3677, Class KB, 4.50%, 5/15/2040	2,054		2,161

INVESTMENTS	PRINCIPAL AMOUNT ($000)		VALUE ($000)

Series 3677, Class PB, 4.50%, 5/15/2040	1,243		1,329

Series 3904, Class EC, 2.00%, 8/15/2040	397		392

Series 3715, Class PC, 4.50%, 8/15/2040	260		273

Series 3955, Class HB, 3.00%, 12/15/2040	319		319

Series 3828, Class PU, 4.50%, 3/15/2041	153		157

Series 3852, Class TP, IF, 5.50%, 5/15/2041 (f)	561		604

Series 3956, Class EB, 3.25%, 11/15/2041	2,396		2,399

Series 3963, Class JB, 4.50%, 11/15/2041	1,650		1,796

Series 4026, Class MQ, 4.00%, 4/15/2042	156		164

Series 4616, Class HP, 3.00%, 9/15/2046	2,583		2,556

Series 3688, Class GT, 7.35%, 11/15/2046 (f)	51		58

FHLMC STRIPS Series 262, Class 35, 3.50%, 7/15/2042	1,260		1,272

FNMA REMIC

Series 2009-78, Class J, 5.00%, 9/25/2019	—	(g)	—	(g)

Series 2010-103, Class GB, 4.00%, 9/25/2020	1,109		1,111

Series 2010-135, Class HE, 3.00%, 1/25/2021	75		75

Series 2011-75, Class BL, 3.50%, 8/25/2021	1,604		1,612

Series 2007-113, Class DB, 4.50%, 12/25/2022	18		18

Series 2003-5, Class EQ, 5.50%, 2/25/2023	53		55

Series 2003-48, Class TC, 5.00%, 6/25/2023	64		66

Series 2003-55, Class HY, 5.00%, 6/25/2023	57		59

Series 2008-70, Class BY, 4.00%, 8/25/2023	82		82

Series 2006-22, Class CE, 4.50%, 8/25/2023	195		197

Series 2008-65, Class CD, 4.50%, 8/25/2023	25		25

Series 2004-44, Class KT, 6.00%, 6/25/2024	245		251

Series 2004-53, Class NC, 5.50%, 7/25/2024	86		88

Series 2009-71, Class MB, 4.50%, 9/25/2024	57		58

Series 2004-70, Class EB, 5.00%, 10/25/2024	169		173

Series 2010-49, Class KB, 4.00%, 5/25/2025	1,007		1,016

Series 2010-41, Class DC, 4.50%, 5/25/2025	348		354

Series 1997-57, Class PN, 5.00%, 9/18/2027	180		189

Series 2009-39, Class LB, 4.50%, 6/25/2029	138		144

Series 2009-96, Class DB, 4.00%, 11/25/2029	195		204

Series 2010-28, Class DE, 5.00%, 4/25/2030	423		451

Series 2001-63, Class TC, 6.00%, 12/25/2031	80		88

Series 2001-81, Class HE, 6.50%, 1/25/2032	203		226

Series 2002-75, Class GB, 5.50%, 11/25/2032	124		126

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2019	J.P. MORGAN INCOME FUNDS	215

JPMorgan Inflation Managed Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2019 (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Collateralized Mortgage Obligations — continued

Series 2011-39, Class ZA, 6.00%, 11/25/2032	821	908

Series 2002-85, Class PE, 5.50%, 12/25/2032	69	76

Series 2003-21, Class OU, 5.50%, 3/25/2033	47	51

Series 2003-26, Class EB, 3.50%, 4/25/2033	800	792

Series 2003-23, Class CH, 5.00%, 4/25/2033	55	59

Series 2003-134, Class MH, 5.00%, 6/25/2033	4	4

Series 2003-63, Class YB, 5.00%, 7/25/2033	162	176

Series 2003-69, Class N, 5.00%, 7/25/2033	295	319

Series 2003-80, Class QG, 5.00%, 8/25/2033	432	465

Series 2003-85, Class QD, 5.50%, 9/25/2033	192	209

Series 2003-94, Class CE, 5.00%, 10/25/2033	49	51

Series 2005-5, Class CK, 5.00%, 1/25/2035	333	355

Series 2005-29, Class WC, 4.75%, 4/25/2035	667	696

Series 2005-48, Class TD, 5.50%, 6/25/2035	294	327

Series 2005-53, Class MJ, 5.50%, 6/25/2035	466	508

Series 2005-62, Class CP, 4.75%, 7/25/2035	43	44

Series 2005-58, Class EP, 5.50%, 7/25/2035	49	52

Series 2005-68, Class BE, 5.25%, 8/25/2035	250	273

Series 2005-68, Class PG, 5.50%, 8/25/2035	204	220

Series 2005-110, Class MB, 5.50%, 9/25/2035	8	8

Series 2005-102, Class PG, 5.00%, 11/25/2035	620	671

Series 2005-110, Class GL, 5.50%, 12/25/2035	715	781

Series 2006-49, Class PA, 6.00%, 6/25/2036	79	88

Series 2009-19, Class PW, 4.50%, 10/25/2036	462	482

Series 2006-114, Class HE, 5.50%, 12/25/2036	510	558

Series 2007-33, Class HE, 5.50%, 4/25/2037	41	45

Series 2007-65, Class KI, IF, IO, 4.13%, 7/25/2037 (f)	10	1

Series 2007-71, Class KP, 5.50%, 7/25/2037	79	84

Series 2007-71, Class GB, 6.00%, 7/25/2037	305	338

Series 2009-86, Class OT, PO, 10/25/2037	57	51

Series 2013-83, Class CA, 3.50%, 10/25/2037	759	765

Series 2010-9, Class MD, 5.00%, 2/25/2038	120	125

Series 2011-22, Class MA, 6.50%, 4/25/2038	195	202

Series 2008-72, Class BX, 5.50%, 8/25/2038	28	31

Series 2008-74, Class B, 5.50%, 9/25/2038	12	13

Series 2009-62, Class HJ, 6.00%, 5/25/2039	424	450

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Series 2009-37, Class KI, IF, IO, 3.51%, 6/25/2039 (f)	14	1

Series 2009-86, Class IP, IO, 5.50%, 10/25/2039	19	3

Series 2009-92, Class AD, 6.00%, 11/25/2039	1,159	1,245

Series 2009-112, Class ST, IF, IO, 3.76%, 1/25/2040 (f)	136	17

Series 2010-22, Class PE, 5.00%, 3/25/2040	3,141	3,316

Series 2010-35, Class SB, IF, IO, 3.93%, 4/25/2040 (f)	50	6

Series 2010-37, Class CY, 5.00%, 4/25/2040	1,789	1,907

Series 2010-54, Class EA, 4.50%, 6/25/2040	70	72

Series 2010-64, Class DM, 5.00%, 6/25/2040	12	12

Series 2010-71, Class HJ, 5.50%, 7/25/2040	242	266

Series 2010-123, Class BP, 4.50%, 11/25/2040	4,384	4,631

Series 2011-5, Class CP, 4.50%, 11/25/2040	329	337

Series 2011-41, Class KL, 4.00%, 5/25/2041	1,006	1,018

Series 2011-50, Class LP, 4.00%, 6/25/2041	500	517

Series 2012-137, Class CF, 2.79%, 8/25/2041 (f)	778	775

Series 2012-103, Class DA, 3.50%, 10/25/2041	335	339

Series 2012-14, Class DE, 3.50%, 3/25/2042	1,000	997

Series 2012-139, Class JA, 3.50%, 12/25/2042	692	704

Series 2013-104, Class CY, 5.00%, 10/25/2043	2,250	2,472

Series 2009-96, Class CB, 4.00%, 11/25/2049	33	34

FNMA STRIPS

Series 293, Class 1, PO, 12/25/2024	25	24

Series 314, Class 1, PO, 7/25/2031	57	51

GNMA

Series 2002-44, Class JC, 6.00%, 7/20/2032	36	38

Series 2002-79, Class KL, 5.50%, 11/20/2032	357	377

Series 2003-10, Class KJ, 5.50%, 2/20/2033	96	104

Series 2003-29, Class PD, 5.50%, 4/16/2033	349	375

Series 2003-33, Class NE, 5.50%, 4/16/2033	211	224

Series 2003-65, Class AP, 5.50%, 8/20/2033	130	142

Series 2003-77, Class TK, 5.00%, 9/16/2033	467	492

Series 2004-16, Class GC, 5.50%, 2/20/2034	1,349	1,484

Series 2004-54, Class BG, 5.50%, 7/20/2034	29	32

Series 2004-93, Class PD, 5.00%, 11/16/2034	856	929

SEE NOTES TO FINANCIAL STATEMENTS.

216	J.P. MORGAN INCOME FUNDS	FEBRUARY 28, 2019

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Collateralized Mortgage Obligations — continued

Series 2004-101, Class BE, 5.00%, 11/20/2034	710	768

Series 2005-11, Class PL, 5.00%, 2/20/2035	327	354

Series 2005-26, Class XY, 5.50%, 3/20/2035	1,231	1,355

Series 2005-33, Class AY, 5.50%, 4/16/2035	314	340

Series 2005-49, Class B, 5.50%, 6/20/2035	107	118

Series 2005-51, Class DC, 5.00%, 7/20/2035	265	286

Series 2005-56, Class BD, 5.00%, 7/20/2035	41	44

Series 2006-7, Class ND, 5.50%, 8/20/2035	40	44

Series 2007-37, Class LB, 5.50%, 6/16/2037	295	323

Series 2008-58, Class PD, 5.50%, 8/16/2037	133	134

Series 2007-79, Class BL, 5.75%, 8/20/2037	222	242

Series 2009-106, Class ST, IF, IO, 3.52%, 2/20/2038 (f)	206	28

Series 2008-7, Class PQ, 5.00%, 2/20/2038	450	492

Series 2008-9, Class PW, 5.25%, 2/20/2038	695	756

Series 2008-23, Class YA, 5.25%, 3/20/2038	160	175

Series 2008-35, Class NF, 5.00%, 4/20/2038	160	171

Series 2008-34, Class PG, 5.25%, 4/20/2038	189	203

Series 2008-33, Class PB, 5.50%, 4/20/2038	591	642

Series 2008-38, Class BG, 5.00%, 5/16/2038	910	990

Series 2008-43, Class NB, 5.50%, 5/20/2038	257	283

Series 2010-7, Class EA, 5.00%, 6/16/2038	126	129

Series 2008-56, Class PX, 5.50%, 6/20/2038	507	554

Series 2008-58, Class PE, 5.50%, 7/16/2038	1,247	1,387

Series 2008-62, Class SA, IF, IO, 3.67%, 7/20/2038 (f)	4	—	(g)

Series 2008-76, Class US, IF, IO, 3.42%, 9/20/2038 (f)	115	14

Series 2011-97, Class WA, 6.13%, 11/20/2038 (f)	1,301	1,446

Series 2008-95, Class DS, IF, IO, 4.82%, 12/20/2038 (f)	108	14

Series 2009-15, Class NA, 5.00%, 12/20/2038	9	9

Series 2009-14, Class AG, 4.50%, 3/20/2039	182	191

Series 2009-72, Class SM, IF, IO, 3.77%, 8/16/2039 (f)	270	34

Series 2009-61, Class AP, 4.00%, 8/20/2039	25	25

Series 2010-130, Class BD, 4.00%, 12/20/2039	360	364

Series 2010-157, Class OP, PO, 12/20/2040	235	192

Series 2014-H11, Class VA, 3.01%, 6/20/2064 (f)	1,649	1,651

Series 2015-H20, Class FA, 2.98%, 8/20/2065 (f)	2,278	2,278

Series 2015-H26, Class FG, 3.03%, 10/20/2065 (f)	1,644	1,648

INVESTMENTS	PRINCIPAL AMOUNT ($000)		VALUE ($000)

GSR Mortgage Loan Trust Series 2004-6F, Class 2A4, 5.50%, 5/25/2034	167		171

JP Morgan Mortgage Trust

Series 2006-A2, Class 5A3, 4.62%, 11/25/2033 (f)	388		398

Series 2007-A1, Class 5A5, 4.69%, 7/25/2035 (f)	80		83

MASTR Adjustable Rate Mortgages Trust Series 2004-13, Class 2A1, 4.69%, 4/21/2034 (f)	95		98

MASTR Alternative Loan Trust Series 2004-5, Class 5A1, 4.75%, 6/25/2019	—	(g)	—	(g)

MASTR Asset Securitization Trust Series 2003-11, Class 8A1, 5.50%, 12/25/2033	79		80

Merrill Lynch Mortgage Investors Trust

Series 2003-F, Class A1, 3.13%, 10/25/2028 (f)	164		162

Series 2004-B, Class A1, 2.99%, 5/25/2029 (f)	227		222

Morgan Stanley Mortgage Loan Trust Series 2004-3, Class 4A, 5.63%, 4/25/2034 (f)	47		50

PHH Mortgage Trust Series 2008-CIM2, Class 5A1, 6.00%, 7/25/2038	17		17

Prime Mortgage Trust Series 2004-2, Class A2, 4.75%, 11/25/2019	1		1

RALI Trust Series 2004-QS3, Class CB, 5.00%, 3/25/2019	1		1

Seasoned Loans Structured Transaction Series 2018-2, Class A1, 3.50%, 11/25/2028	880		885

Sequoia Mortgage Trust Series 2004-11, Class A1, 3.08%, 12/20/2034 (f)	374		367

Structured Asset Mortgage Investments II Trust Series 2003-AR4, Class A1, 3.18%, 1/19/2034 (f)	171		166

Thornburg Mortgage Securities Trust Series 2004-4, Class 3A, 4.07%, 12/25/2044 (f)	325		326

Vendee Mortgage Trust Series 2003-2, Class Z, 5.00%, 5/15/2033	783		840

WaMu Mortgage Pass-Through Certificates Trust Series 2003-AR11, Class A6, 4.31%, 10/25/2033 (f)	171		173

Wells Fargo Mortgage-Backed Securities Trust Series 2004-P, Class 2A1, 4.64%, 9/25/2034 (f)	454		466

Total Collateralized Mortgage Obligations (Cost $123,320)			122,661

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2019	J.P. MORGAN INCOME FUNDS	217

JPMorgan Inflation Managed Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2019 (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($000)		VALUE ($000)
Mortgage-Backed Securities — 10.7%

FHLMC Gold Pools, 15 Year, Single Family Pool # G13603, 5.50%, 2/1/2024	12		12

FHLMC Gold Pools, 20 Year, Single Family Pool # C91030, 5.50%, 5/1/2027	82		87

FHLMC Gold Pools, 30 Year, Single Family

Pool # A15232, 5.00%, 10/1/2033	183		196

Pool # A57681, 6.00%, 12/1/2036	2		2

Pool # G06493, 4.50%, 5/1/2041	1,110		1,167

FHLMC Gold Pools, Other Pool # U90690, 3.50%, 6/1/2042	1,274		1,280

FNMA Pool # AM2292, ARM, 2.85%, 1/1/2023 (f)	1,575		1,575

FNMA, 15 Year, Single Family

Pool # 735208, 6.00%, 10/1/2019	—	(g)	—	(g)

Pool # 995381, 6.00%, 1/1/2024	5		5

FNMA, 20 Year, Single Family Pool # MA1138, 3.50%, 8/1/2032	994		1,010

FNMA, 30 Year, Single Family

Pool # AL0045, 6.00%, 12/1/2032	380		418

Pool # 735503, 6.00%, 4/1/2035	94		104

Pool # 888460, 6.50%, 10/1/2036	564		644

Pool # 888890, 6.50%, 10/1/2037	14		16

Pool # 949320, 7.00%, 10/1/2037	45		47

Pool # 995149, 6.50%, 10/1/2038	33		38

Pool # 994410, 7.00%, 11/1/2038	292		345

Pool # AD9151, 5.00%, 8/1/2040	706		756

Pool # AE0681, 4.50%, 12/1/2040	1,336		1,404

Pool # BM3500, 4.00%, 9/1/2047	2,392		2,458

Pool # BM3499, 4.00%, 12/1/2047	2,625		2,698

Pool # BE8354, 4.00%, 3/1/2048	2,319		2,369

FNMA, Other

Pool # AM0081, 1.94%, 7/1/2019	1,826		1,820

Pool # AD0851, 4.37%, 2/1/2020	309		313

Pool # AM3370, 1.74%, 5/1/2020	2,269		2,248

Pool # AM3498, 2.01%, 6/1/2020	4,800		4,749

Pool # AM3165, 3.05%, 10/1/2020	1,837		1,839

Pool # 465973, 3.59%, 10/1/2020	1,043		1,051

Pool # 465721, 4.04%, 10/1/2020	1,000		1,019

Pool # 466430, 3.37%, 11/1/2020	1,416		1,429

Pool # 467757, 4.33%, 4/1/2021	1,767		1,810

Pool # 468066, 4.30%, 6/1/2021	3,114		3,202

Pool # 468614, 3.86%, 7/1/2021	1,136		1,163

Pool # 468159, 4.26%, 7/1/2021	963		993

Pool # AM6602, 2.63%, 9/1/2021	1,310		1,301

Pool # 469384, 3.11%, 10/1/2021	1,280		1,292

Pool # 469873, 3.03%, 12/1/2021	1,209		1,218

Pool # AM7739, 2.40%, 1/1/2022	1,476		1,456

Pool # AL2044, 3.82%, 5/1/2022	1,690		1,730

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Pool # 471513, 2.90%, 6/1/2022	1,044	1,048

Pool # 471881, 2.67%, 7/1/2022	2,000	1,991

Pool # 471828, 2.65%, 8/1/2022	2,000	1,989

Pool # AM1804, 2.19%, 12/1/2022	875	859

Pool # AM1619, 2.34%, 12/1/2022	2,412	2,375

Pool # AM2285, 2.41%, 1/1/2023	3,554	3,515

Pool # AM2697, 2.53%, 3/1/2023	1,956	1,942

Pool # AL3594, 2.71%, 4/1/2023	2,373	2,360

Pool # AM3301, 2.35%, 5/1/2023	2,250	2,218

Pool # AM3244, 2.52%, 5/1/2023	3,000	2,966

Pool # AM3432, 2.40%, 7/1/2023	3,063	3,024

Pool # AM4628, 3.69%, 11/1/2023	1,146	1,184

Pool # AM4716, 3.38%, 12/1/2023	1,473	1,504

Pool # AM8674, 2.81%, 4/1/2025	2,200	2,177

Pool # AM8846, 2.68%, 5/1/2025	1,964	1,933

Pool # AN0029, 3.10%, 9/1/2025	2,485	2,509

Pool # AN1413, 2.49%, 5/1/2026	850	823

Pool # AN1497, 2.61%, 6/1/2026	860	834

Pool # AN1243, 2.64%, 6/1/2026	1,600	1,555

Pool # AN1247, 2.64%, 6/1/2026	1,576	1,532

Pool # AN3076, 2.46%, 10/1/2026	1,700	1,630

Pool # BL1211, 4.01%, 2/1/2027	602	637

Pool # AM8529, 3.03%, 4/1/2027	2,400	2,383

Pool # AN6732, 2.83%, 5/1/2027	1,200	1,166

Pool # AN6733, 2.83%, 5/1/2027	1,200	1,166

Pool # AN7338, 3.06%, 11/1/2027	1,000	988

Pool # AN7943, 3.10%, 1/1/2028	2,500	2,475

Pool # AN9486, 3.57%, 6/1/2028	3,716	3,805

Pool # AN2069, 2.35%, 8/1/2028	1,440	1,348

Pool # AN2466, 2.57%, 8/1/2028	2,400	2,275

Pool # AM4410, 4.25%, 10/1/2028	1,660	1,789

Pool # BL0907, 3.88%, 12/1/2028	700	733

Pool # AN6158, 2.99%, 7/1/2029	500	486

Pool # AN6099, 3.04%, 7/1/2029	500	488

Pool # AN5998, 3.06%, 7/1/2029	487	480

Pool # BM4162, 3.20%, 10/1/2029	498	491

Pool # 109707, 3.80%, 9/1/2033	874	898

Pool # MA1125, 4.00%, 7/1/2042	2,176	2,233

Pool # MA1437, 3.50%, 5/1/2043	2,244	2,258

Pool # MA1463, 3.50%, 6/1/2043	2,028	2,041

GNMA II, 30 Year, Single Family

Pool # 4245, 6.00%, 9/20/2038	170	186

Pool # BA7567, 4.50%, 5/20/2048	3,911	4,093

Pool # BI0416, 4.50%, 11/20/2048	398	417

Total Mortgage-Backed Securities (Cost $119,069)		118,068

SEE NOTES TO FINANCIAL STATEMENTS.

218	J.P. MORGAN INCOME FUNDS	FEBRUARY 28, 2019

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Commercial Mortgage-Backed Securities — 10.4%

20 Times Square Trust Series 2018-20TS, Class A, 3.10%, 5/15/2035 (b) (f)	1,162	1,152

BB-UBS Trust Series 2012-SHOW, Class A, 3.43%, 11/5/2036 (b)	1,400	1,400

FHLMC Multifamily Structured Pass-Through Certificates

Series KJ02, Class A2, 2.60%, 9/25/2020	101	101

Series KJ08, Class A2, 2.36%, 8/25/2022	399	393

Series KJ18, Class A2, 3.07%, 8/25/2022	1,208	1,218

Series KF12, Class A, 3.21%, 9/25/2022 (f)	327	328

Series KSMC, Class A2, 2.62%, 1/25/2023	5,000	4,952

Series KJ11, Class A2, 2.93%, 1/25/2023	1,692	1,703

Series K029, Class A2, 3.32%, 2/25/2023 (f)	2,045	2,083

Series K037, Class A2, 3.49%, 1/25/2024	4,000	4,095

Series K038, Class A2, 3.39%, 3/25/2024	1,000	1,022

Series K727, Class AM, 3.04%, 7/25/2024	1,400	1,403

Series J22F, Class A2, 4.09%, 9/25/2024	356	373

Series K729, Class A2, 3.14%, 10/25/2024	1,219	1,228

Series K046, Class A2, 3.21%, 3/25/2025	2,503	2,531

Series KL3L, Class ALNZ, 3.46%, 4/25/2025 (f)	2,000	2,041

Series KPLB, Class A, 2.77%, 5/25/2025	1,750	1,720

Series K048, Class A2, 3.28%, 6/25/2025 (f)	2,000	2,032

Series K049, Class A2, 3.01%, 7/25/2025	469	468

Series K060, Class A2, 3.30%, 10/25/2026	2,000	2,022

Series K066, Class A2, 3.12%, 6/25/2027	1,362	1,355

Series K067, Class A2, 3.19%, 7/25/2027	1,686	1,684

Series K069, Class A2, 3.19%, 9/25/2027 (f)	3,500	3,495

Series K070, Class A2, 3.30%, 11/25/2027 (f)	910	915

Series K072, Class A2, 3.44%, 12/25/2027	473	481

Series K073, Class A2, 3.35%, 1/25/2028	2,759	2,781

Series K077, Class A2, 3.85%, 5/25/2028 (f)	1,690	1,768

Series K078, Class A2, 3.85%, 6/25/2028	1,541	1,612

Series K079, Class A2, 3.93%, 6/25/2028	3,600	3,794

Series K083, Class A2, 4.05%, 9/25/2028 (f)	594	631

Series K081, Class A1, 3.88%, 9/25/2051	1,304	1,357

FNMA ACES

Series 2013-M7, Class A2, 2.28%, 12/27/2022	1,635	1,601

Series 2013-M13, Class A2, 2.63%, 4/25/2023 (f)	2,566	2,535

Series 2014-M1, Class A2, 3.21%, 7/25/2023 (f)	3,225	3,274

Series 2014-M2, Class A2, 3.51%, 12/25/2023 (f)	3,035	3,112

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Series 2014-M3, Class A2, 3.46%, 1/25/2024 (f)	3,100	3,169

Series 2014-M9, Class A2, 3.10%, 7/25/2024 (f)	4,756	4,782

Series 2014-M13, Class A2, 3.02%, 8/25/2024 (f)	1,973	1,981

Series 2015-M1, Class A2, 2.53%, 9/25/2024	4,631	4,530

Series 2015-M3, Class A2, 2.72%, 10/25/2024	4,500	4,442

Series 2016-M6, Class A2, 2.49%, 5/25/2026	800	767

Series 2015-M10, Class A2, 3.09%, 4/25/2027 (f)	1,400	1,387

Series 2017-M8, Class A2, 3.06%, 5/25/2027 (f)	1,500	1,481

Series 2017-M12, Class A2, 3.08%, 6/25/2027 (f)	1,345	1,333

Series 2017-M13, Class A2, 2.94%, 9/25/2027 (f)	472	462

Series 2018-M2, Class A2, 2.90%, 1/25/2028 (f)	3,400	3,315

Series 2018-M4, Class A2, 3.04%, 3/25/2028 (f)	2,415	2,376

Series 2018-M9, Class APT2, 3.12%, 4/25/2028 (f)	3,600	3,554

Series 2018-M14, Class A2, 3.58%, 8/25/2028 (f)	400	410

Series 2017-M5, Class A2, 3.18%, 4/25/2029 (f)	3,500	3,437

Series 2018-M3, Class A2, 3.09%, 2/25/2030 (f)	1,384	1,355

Series 2018-M13, Class A1, 3.70%, 3/25/2030 (f)	748	783

FREMF Mortgage Trust

Series 2015-K44, Class B, 3.68%, 1/25/2048 (b) (f)	1,500	1,470

Series 2016-K722, Class B, 3.84%, 7/25/2049 (b) (f)	735	733

ML-CFC Commercial Mortgage Trust Series 2006-4, Class XC, IO, 0.78%, 12/12/2049 ‡ (b) (f)	550	—	(g)

Morgan Stanley Bank of America Merrill Lynch Trust Series 2014-C14, Class A3, 3.67%, 2/15/2047	1,867	1,884

Morgan Stanley Capital I Trust

Series 2007-HQ11, Class X, IO, 0.33%, 2/12/2044 ‡ (b) (f)	563	—	(g)

Series 2011-C3, Class A3, 4.05%, 7/15/2049	412	413

UBS-BAMLL Trust Series 2012-WRM, Class A, 3.66%, 6/10/2030 (b)	866	874

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2019	J.P. MORGAN INCOME FUNDS	219

JPMorgan Inflation Managed Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2019 (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Commercial Mortgage-Backed Securities — continued

UBS-Barclays Commercial Mortgage Trust

Series 2013-C6, Class A4, 3.24%, 4/10/2046	1,486	1,493

Series 2012-C2, Class A4, 3.53%, 5/10/2063	1,040	1,053

VNDO Mortgage Trust Series 2013-PENN, Class A, 3.81%, 12/13/2029 (b)	2,750	2,783

WFRBS Commercial Mortgage Trust Series 2012-C6, Class A4, 3.44%, 4/15/2045	1,800	1,818

Total Commercial Mortgage-Backed Securities (Cost $114,579)		114,745

Asset-Backed Securities — 8.3%

Air Canada Pass-Through Trust (Canada)

Series 2013-1, Class A, 4.13%, 5/15/2025 (b)	488	491

Series 2017-1, Class AA, 3.30%, 1/15/2030 (b)	209	200

Ally Auto Receivables Trust

Series 2016-2, Class A3, 1.35%, 5/15/2020	16	16

Series 2017-2, Class A3, 1.78%, 8/16/2021	499	497

Series 2017-3, Class A3, 1.74%, 9/15/2021	564	560

Series 2018-1, Class A3, 2.35%, 6/15/2022	856	853

Series 2018-2, Class A3, 2.92%, 11/15/2022	1,826	1,830

Series 2019-1, Class A3, 2.91%, 9/15/2023	522	523

American Airlines Pass-Through Trust

Series 2011-1, Class A, 5.25%, 1/31/2021	43	44

Series 2013-2, Class A, 4.95%, 1/15/2023	527	542

Series 2016-2, Class A, 3.65%, 6/15/2028	113	109

Series 2016-3, Class AA, 3.00%, 10/15/2028	188	178

Series 2017-1, Class AA, 3.65%, 2/15/2029	254	249

American Credit Acceptance Receivables Trust

Series 2018-1, Class A, 2.72%, 3/10/2021 (b)	172	172

Series 2018-3, Class B, 3.49%, 6/13/2022 (b)	364	365

American Express Credit Account Master Trust

Series 2017-1, Class A, 1.93%, 9/15/2022	600	595

Series 2019-1, Class A, 2.87%, 10/15/2024	1,120	1,122

AmeriCredit Automobile Receivables Trust

Series 2017-1, Class A3, 1.87%, 8/18/2021	86	86

Series 2017-2, Class A3, 1.98%, 12/20/2021	217	216

Series 2017-3, Class A3, 1.90%, 3/18/2022	292	290

Series 2017-4, Class A3, 2.04%, 7/18/2022	217	215

Series 2018-1, Class A3, 3.07%, 12/19/2022	1,194	1,198

Series 2018-2, Class A3, 3.15%, 3/20/2023	1,158	1,162

Series 2018-3, Class A3, 3.38%, 7/18/2023	1,000	1,010

Ascentium Equipment Receivables Trust Series 2017-1A, Class A3, 2.29%, 6/10/2021 (b)	193	192

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

AXIS Equipment Finance Receivables IV LLC Series 2016-1A, Class A, 2.21%, 11/20/2021 (b)	222	222

B2R Mortgage Trust Series 2015-1, Class A1, 2.52%, 5/15/2048 (b)	156	155

BMW Vehicle Lease Trust

Series 2016-2, Class A3, 1.43%, 9/20/2019	4	4

Series 2017-1, Class A3, 1.98%, 5/20/2020	244	244

Series 2017-2, Class A3, 2.07%, 10/20/2020	260	259

Series 2018-1, Class A3, 3.26%, 7/20/2021	175	176

Business Jet Securities LLC Series 2018-1, Class A, 4.34%, 2/15/2033 (b)	1,088	1,089

Cabela’s Credit Card Master Note Trust Series 2015-2, Class A1, 2.25%, 7/17/2023	463	459

CarMax Auto Owner Trust

Series 2016-1, Class A3, 1.61%, 11/16/2020	88	88

Series 2016-2, Class A3, 1.52%, 2/16/2021	256	255

Series 2016-4, Class A3, 1.40%, 8/15/2021	365	362

Series 2017-1, Class A3, 1.98%, 11/15/2021	1,184	1,177

Series 2017-3, Class A3, 1.97%, 4/15/2022	425	422

Series 2017-4, Class A3, 2.11%, 10/17/2022	182	180

Series 2018-1, Class A3, 2.48%, 11/15/2022	511	508

Series 2018-2, Class A3, 2.98%, 1/17/2023	1,132	1,136

Series 2018-3, Class A3, 3.13%, 6/15/2023	1,948	1,961

Series 2018-4, Class A3, 3.36%, 9/15/2023	277	281

Series 2019-1, Class A3, 3.05%, 3/15/2024	800	803

Citibank Credit Card Issuance Trust Series 2016-A1, Class A1, 1.75%, 11/19/2021	1,120	1,113

CNH Equipment Trust

Series 2017-A, Class A3, 2.07%, 5/16/2022	411	408

Series 2017-B, Class A3, 1.86%, 9/15/2022	375	372

Series 2017-C, Class A3, 2.08%, 2/15/2023	267	264

Continental Airlines Pass-Through Trust Series 2007-1, Class A, 5.98%, 4/19/2022	274	286

CPS Auto Receivables Trust

Series 2017-C, Class B, 2.30%, 7/15/2021 (b)	479	478

Series 2018-D, Class A, 3.06%, 1/17/2022 (b)	493	492

CPS Auto Trust Series 2018-C, Class A, 2.87%, 9/15/2021 (b)	583	582

Credit Acceptance Auto Loan Trust

Series 2017-3A, Class A, 2.65%, 6/15/2026 (b)	308	306

Series 2018-1A, Class A, 3.01%, 2/16/2027 (b)	538	536

SEE NOTES TO FINANCIAL STATEMENTS.

220	J.P. MORGAN INCOME FUNDS	FEBRUARY 28, 2019

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Asset-Backed Securities — continued

Series 2018-2A, Class A, 3.47%, 5/17/2027 (b)	1,295	1,299

Dell Equipment Finance Trust Series 2017-1, Class A3, 2.14%, 4/22/2022 (b)	124	124

Delta Air Lines Pass-Through Trust

Series 2011-1, Class A, 5.30%, 4/15/2019	38	38

Series 2010-2, Class A, 4.95%, 5/23/2019	7	7

Series 2012-1, Class A, 4.75%, 5/7/2020	227	230

Drive Auto Receivables Trust

Series 2017-3, Class B, 2.30%, 5/17/2021	69	69

Series 2018-3, Class A3, 3.01%, 11/15/2021	885	886

Series 2018-5, Class A3, 3.34%, 10/15/2022	700	703

Series 2019-1, Class A3, 3.18%, 10/17/2022	835	836

Series 2018-4, Class B, 3.36%, 10/17/2022	1,155	1,157

Series 2018-2, Class C, 3.63%, 8/15/2024	1,200	1,207

DT Auto Owner Trust

Series 2017-3A, Class B, 2.40%, 5/17/2021 (b)	171	171

Series 2018-1A, Class A, 2.59%, 5/17/2021 (b)	349	349

Series 2018-2A, Class A, 2.84%, 9/15/2021 (b)	879	878

Series 2018-3A, Class A, 3.02%, 2/15/2022 (b)	808	808

Series 2019-1A, Class A, 3.08%, 9/15/2022 (b)	765	765

Exeter Automobile Receivables Trust

Series 2018-1A, Class A, 2.21%, 5/17/2021 (b)	124	124

Series 2018-3A, Class A, 2.90%, 1/18/2022 (b)	760	760

First Investors Auto Owner Trust

Series 2017-2A, Class A2, 2.27%, 7/15/2022 (b)	349	347

Series 2018-1A, Class A2, 3.22%, 1/17/2023 (b)	568	570

Flagship Credit Auto Trust

Series 2017-3, Class A, 1.88%, 10/15/2021 (b)	322	321

Series 2018-2, Class A, 2.97%, 10/17/2022 (b)	1,262	1,262

Series 2018-3, Class A, 3.07%, 2/15/2023 (b)	684	685

Series 2017-2, Class B, 2.57%, 4/15/2023 (b)	285	283

Ford Credit Auto Lease Trust

Series 2017-A, Class A3, 1.88%, 4/15/2020	260	260

Series 2017-B, Class A3, 2.03%, 12/15/2020	229	228

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Series 2018-B, Class A4, 3.30%, 2/15/2022	819	823

Series 2019-A, Class A3, 2.90%, 5/15/2022	1,005	1,005

Ford Credit Auto Owner Trust

Series 2016-B, Class A3, 1.33%, 10/15/2020	92	92

Series 2017-A, Class A3, 1.67%, 6/15/2021	596	593

Series 2018-B, Class A4, 3.38%, 3/15/2024	340	345

GM Financial Automobile Leasing Trust

Series 2017-1, Class A3, 2.06%, 5/20/2020	349	349

Series 2017-3, Class A3, 2.01%, 11/20/2020	138	137

Series 2018-2, Class A3, 3.06%, 6/21/2021	1,016	1,018

Series 2018-3, Class A3, 3.18%, 6/21/2021	1,067	1,072

Series 2018-1, Class A4, 2.68%, 12/20/2021	757	754

Series 2019-1, Class A3, 2.98%, 12/20/2021	800	801

GM Financial Consumer Automobile Series 2017-1A, Class A3, 1.78%, 10/18/2021 (b)	355	353

GM Financial Consumer Automobile Receivables Trust

Series 2018-1, Class A3, 2.32%, 7/18/2022	216	215

Series 2018-2, Class A3, 2.81%, 12/16/2022	1,140	1,140

GMAT Trust Series 2013-1A, Class A, 6.97%, 11/25/2043 ‡ (b) (d)	63	64

HERO Funding (Cayman Islands) Series 2017-3A, Class A2, 3.95%, 9/20/2048 (b)	393	400

Honda Auto Receivables Owner Trust

Series 2016-1, Class A3, 1.22%, 12/18/2019	16	16

Series 2016-3, Class A3, 1.16%, 5/18/2020	93	92

Series 2017-3, Class A3, 1.79%, 9/20/2021	270	268

Series 2018-2, Class A3, 3.01%, 5/18/2022	1,105	1,110

Hyundai Auto Lease Securitization Trust

Series 2018-B, Class A4, 3.20%, 6/15/2022 (b)	1,275	1,280

Series 2019-A, Class A3, 2.98%, 7/15/2022 (b)	1,185	1,184

Hyundai Auto Receivables Trust

Series 2017-A, Class A3, 1.76%, 8/16/2021	518	514

Series 2017-B, Class A3, 1.77%, 1/18/2022	640	634

Series 2018-A, Class A3, 2.79%, 7/15/2022	843	843

Series 2018-B, Class A3, 3.20%, 12/15/2022	655	659

John Deere Owner Trust

Series 2017-B, Class A3, 1.82%, 10/15/2021	226	224

Series 2018-B, Class A3, 3.08%, 11/15/2022	1,492	1,499

Mercedes-Benz Auto Lease Trust

Series 2018-A, Class A3, 2.41%, 2/16/2021	429	428

Series 2018-B, Class A3, 3.21%, 9/15/2021	585	588

Series 2019-A, Class A3, 3.10%, 11/15/2021	255	256

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2019	J.P. MORGAN INCOME FUNDS	221

JPMorgan Inflation Managed Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2019 (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Asset-Backed Securities — continued

Mercedes-Benz Auto Receivables Trust Series 2016-1, Class A3, 1.26%, 2/16/2021	147	146

NextGear Floorplan Master Owner Trust Series 2017-1A, Class A2, 2.54%, 4/18/2022 (b)	416	414

Nissan Auto Lease Trust

Series 2017-A, Class A3, 1.91%, 4/15/2020	379	379

Series 2017-B, Class A3, 2.05%, 9/15/2020	473	471

Nissan Auto Receivables Owner Trust

Series 2015-C, Class A3, 1.37%, 5/15/2020	103	102

Series 2016-B, Class A3, 1.32%, 1/15/2021	131	130

Series 2017-C, Class A3, 2.12%, 4/18/2022	296	294

Series 2018-C, Class A3, 3.22%, 6/15/2023	980	988

OneMain Direct Auto Receivables Trust Series 2018-1A, Class A, 3.43%, 12/16/2024 (b)	1,606	1,617

OneMain Financial Issuance Trust Series 2015-1A, Class A, 3.19%, 3/18/2026 (b)	133	133

Santander Drive Auto Receivables Trust

Series 2018-1, Class A3, 2.32%, 8/16/2021	518	517

Series 2018-3, Class A3, 3.03%, 2/15/2022	527	528

Series 2018-4, Class A3, 3.01%, 3/15/2022	391	391

Series 2019-1, Class A3, 3.00%, 12/15/2022	380	380

Santander Retail Auto Lease Trust Series 2018-A, Class A3, 2.93%, 5/20/2021 (b)	1,198	1,198

Saxon Asset Securities Trust Series 2003-1, Class AF6, 4.64%, 6/25/2033 (d)	44	45

SoFi Consumer Loan Program LLC Series 2016-2, Class A, 3.09%, 10/27/2025 (b)	135	135

SoFi Professional Loan Program LLC Series 2017-B, Class A1FX, 1.83%, 5/25/2040 (b)	45	45

Spirit Airlines Pass-Through Trust Series 2017-1, Class AA, 3.38%, 2/15/2030	146	141

Synchrony Card Issuance Trust Series 2018-A1, Class A, 3.38%, 9/15/2024	2,600	2,630

Tesla Auto Lease Trust Series 2018-B, Class A, 3.71%, 8/20/2021 (b)	1,017	1,027

Toyota Auto Receivables Owner Trust

Series 2016-A, Class A3, 1.25%, 3/16/2020	62	62

Series 2016-B, Class A3, 1.30%, 4/15/2020	59	59

Series 2016-D, Class A3, 1.23%, 10/15/2020	317	315

Series 2017-A, Class A3, 1.73%, 2/16/2021	163	162

United Airlines Pass-Through Trust

Series 2016-1, Class AA, 3.10%, 7/7/2028	1,289	1,238

Series 2016-2, Class AA, 2.88%, 10/7/2028	1,326	1,246

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Series 2018-1, Class AA, 3.50%, 3/1/2030	806	784

Series 2018-1, Class A, 3.70%, 3/1/2030	761	737

Verizon Owner Trust Series 2018-A, Class A1A, 3.23%, 4/20/2023	1,040	1,048

VOLT LXIX LLC Series 2018-NPL5, Class A1A, 4.21%, 8/25/2048 ‡ (b) (d)	730	731

VOLT LXVII LLC Series 2018-NPL3, Class A1, 4.38%, 6/25/2048 ‡ (b) (d)	1,093	1,093

VOLT LXVIII LLC Series 2018-NPL4, Class A1A, 4.34%, 7/27/2048 ‡ (b) (d)	891	892

VOLT LXX LLC Series 2018-NPL6, Class A1A, 4.11%, 9/25/2048 ‡ (b) (d)	821	821

VOLT LXXIV LLC Series 2018-NP10, Class A1A, 4.58%, 11/25/2048 ‡ (b) (d)	676	679

Westlake Automobile Receivables Trust

Series 2017-2A, Class A2A, 1.80%, 7/15/2020 (b)	53	53

Series 2018-1A, Class A2A, 2.24%, 12/15/2020 (b)	418	418

World Financial Network Credit Card Master Trust

Series 2017-A, Class A, 2.12%, 3/15/2024	746	738

Series 2018-A, Class A, 3.07%, 12/16/2024	2,677	2,682

Series 2018-B, Class A, 3.46%, 7/15/2025	1,564	1,583

World Omni Auto Receivables Trust

Series 2015-B, Class A3, 1.49%, 12/15/2020	118	118

Series 2017-B, Class A3, 1.95%, 2/15/2023	327	323

Series 2018-C, Class A3, 3.13%, 11/15/2023	2,085	2,100

World Omni Automobile Lease Securitization Trust

Series 2017-A, Class A3, 2.13%, 4/15/2020	500	499

Series 2018-A, Class A3, 2.83%, 7/15/2021	890	890

Series 2018-B, Class A3, 3.19%, 12/15/2021	894	897

Total Asset-Backed Securities (Cost $92,278)		92,335

U.S. Government Agency Securities — 4.3%

FNMA

2.63%, 9/6/2024	21,959	21,941

2.13%, 4/24/2026	11,335	10,815

1.88%, 9/24/2026	15,000	13,998

Resolution Funding Corp. STRIPS 1.78%, 7/15/2020 (h)	800	772

Total U.S. Government Agency Securities (Cost $47,424)		47,526

Foreign Government Securities — 0.3%

Republic of Colombia (Colombia) 7.38%, 9/18/2037	300	378

Republic of Panama (Panama) 4.00%, 9/22/2024	347	357

SEE NOTES TO FINANCIAL STATEMENTS.

222	J.P. MORGAN INCOME FUNDS	FEBRUARY 28, 2019

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Foreign Government Securities — continued

United Mexican States (Mexico)

3.63%, 3/15/2022	568	571

4.00%, 10/2/2023	694	700

3.60%, 1/30/2025	1,076	1,052

4.13%, 1/21/2026	332	332

Total Foreign Government Securities (Cost $3,399)		3,390

	Shares (000)
Short-Term Investments — 2.0%

Investment Companies — 2.0%

JPMorgan Prime Money Market Fund Class Institutional Shares, 2.52% (i) (j) (k) (Cost $22,091)	22,087	22,094

Total Investments — 100.2% (Cost $1,107,326)		1,106,720
Liabilities in Excess of Other Assets — (0.2%)		(2,591)

NET ASSETS — 100.0%		1,104,129

Percentages indicated are based on net assets.

Abbreviations

ACES	Alternative Credit Enhancement Securities
ARM	Adjustable Rate Mortgage. The interest rate shown is the rate in effect as of February 28, 2019.
FHLMC	Federal Home Loan Mortgage Corp.
FNMA	Federal National Mortgage Association
GNMA	Government National Mortgage Association
ICE	Intercontinental Exchange
IF	Inverse Floaters represent securities that pay interest at a rate that increases (decreases) with a decline (incline) in a specified index. The interest rate shown is the rate in effect as of February 28, 2019. The rate may be subject to a cap and floor.
IO	Interest Only represents the right to receive the monthly interest payments on an underlying pool of mortgage loans. The principal amount shown represents the par value on the underlying pool. The yields on these securities are subject to accelerated principal paydowns as a result of prepayment or refinancing of the underlying pool of mortgage instruments. As a result, interest income may be reduced considerably.
LIBOR	London Interbank Offered Rate
PO	Principal Only represents the right to receive the principal portion only on an underlying pool of mortgage loans. The market value of these securities is extremely volatile in response to changes in market interest rates. As prepayments on the underlying mortgages of these securities increase, the yield on these securities increases.
REMIC	Real Estate Mortgage Investment Conduit

STRIPS	Separate Trading of Registered Interest and Principal of Securities. The STRIPS Program lets investors hold and trade individual interest and principal components of eligible notes and bonds as separate securities.
USD	United States Dollar

(a)	Amount rounds to less than 0.1% of net assets.
(b)	Securities exempt from registration under Rule 144A or section 4(a)(2), of the Securities Act of 1933, as amended.
(c)	Variable or floating rate security, linked to the referenced benchmark. The interest rate shown is the current rate as of February 28, 2019.
(d)	Step bond. Interest rate is a fixed rate for an initial period that either resets at a specific date or may reset in the future contingent upon a predetermined trigger. The interest rate shown is the current rate as of February 28, 2019.
(e)	All or a portion of this security is deposited with the broker as initial margin for futures contracts or centrally cleared swaps.
(f)	Variable or floating rate security, the interest rate of which adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. The interest rate shown is the current rate as of February 28, 2019.
(g)	Amount rounds to less than one thousand.
(h)	The rate shown is the effective yield as of February 28, 2019.
(i)	Investment in affiliate. Fund is registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc.
(j)	Approximately $6,269,000 of this investment is restricted as collateral for swaps to various brokers.
(k)	The rate shown is the current yield as of February 28, 2019.
‡	Value determined using significant unobservable inputs.

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2019	J.P. MORGAN INCOME FUNDS	223

JPMorgan Inflation Managed Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2019 (continued)

Futures contracts outstanding as of February 28, 2019 (amounts in thousands, except number of contracts):
DESCRIPTION	NUMBER OF CONTRACTS	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL AMOUNT ($)	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION) ($)

Long Contracts

U.S. Treasury 2 Year Note	751	06/2019	USD	159,353	(154)

					(154)

Short Contracts

U.S. Treasury 10 Year Note	(369)	06/2019	USD	(45,001)	86

					86

					(68)

Abbreviations

USD	United States Dollar

Over the Counter (“OTC”) Inflation-linked swap contracts outstanding as of February 28, 2019 (amounts in thousands):
FLOATING RATE INDEX (a)	FIXED RATE	PAY/RECEIVE FLOATING RATE	COUNTERPARTY	MATURITY DATE	NOTIONAL AMOUNT		VALUE AND UNREALIZED APPRECIATION (DEPRECIATION) ($)
CPI-U at termination	2.11% at termination	Receive	Citibank, NA	3/6/2020	USD	8,000	(52)
CPI-U at termination	2.13% at termination	Receive	Union Bank of Switzerland AG	3/2/2020	USD	44,292	(289)
CPI-U at termination	2.14% at termination	Receive	Barclays Bank plc	3/2/2020	USD	18,000	(119)
CPI-U at termination	2.14% at termination	Receive	Citibank, NA	3/2/2020	USD	11,300	(76)
CPI-U at termination	2.18% at termination	Receive	Barclays Bank plc	10/16/2027	USD	24,000	(118)
CPI-U at termination	2.31% at termination	Receive	Barclays Bank plc	3/9/2026	USD	30,000	(667)
CPI-U at termination	2.31% at termination	Receive	Deutsche Bank AG	3/9/2026	USD	10,000	(223)
CPI-U at termination	2.32% at termination	Receive	Bank of America NA	7/31/2024	USD	8,200	(188)
CPI-U at termination	2.32% at termination	Receive	Credit Suisse International	7/15/2020	USD	50,000	(2,838)
CPI-U at termination	2.33% at termination	Receive	Royal Bank of Scotland	8/9/2024	USD	35,000	(810)
CPI-U at termination	2.34% at termination	Receive	Bank of America NA	2/6/2028	USD	25,000	(629)
CPI-U at termination	2.34% at termination	Receive	Barclays Bank plc	8/20/2028	USD	4,000	(102)
CPI-U at termination	2.36% at termination	Receive	Bank of America NA	1/15/2027	USD	21,000	(586)
CPI-U at termination	2.46% at termination	Receive	Citibank, NA	5/21/2024	USD	13,000	(998)
CPI-U at termination	2.48% at termination	Receive	Deutsche Bank AG	2/21/2024	USD	10,000	(779)
CPI-U at termination	2.48% at termination	Receive	Royal Bank of Scotland	3/17/2024	USD	2,000	(155)
CPI-U at termination	2.50% at termination	Receive	Morgan Stanley	2/4/2024	USD	15,000	(1,205)

							(9,834)

							(9,834)

SEE NOTES TO FINANCIAL STATEMENTS.

224	J.P. MORGAN INCOME FUNDS	FEBRUARY 28, 2019

Centrally Cleared Inflation-linked swap contracts outstanding as of February 28, 2019 (amounts in thousands):

FLOATING RATE INDEX (a)	FIXED RATE	PAY/RECEIVE FLOATING RATE	MATURITY DATE	NOTIONAL AMOUNT		VALUE AND UNREALIZED APPRECIATION (DEPRECIATION) ($)
CPI-U at termination	1.11% at termination	Receive	1/14/2020	USD	66,093	127
CPI-U at termination	1.22% at termination	Receive	1/15/2020	USD	64,585	58
CPI-U at termination	1.81% at termination	Receive	1/8/2024	USD	13,500	56
CPI-U at termination	1.82% at termination	Receive	1/8/2024	USD	25,000	97
CPI-U at termination	1.89% at termination	Receive	1/10/2024	USD	31,500	20
CPI-U at termination	1.89% at termination	Receive	1/10/2024	USD	107,000	49
CPI-U at termination	1.95% at termination	Receive	1/7/2029	USD	40,000	545

						952

CPI-U at termination	1.93% at termination	Receive	1/11/2024	USD	58,300	(78)
CPI-U at termination	2.05% at termination	Receive	12/11/2023	USD	37,600	(244)
CPI-U at termination	2.25% at termination	Receive	10/26/2025	USD	11,000	(188)
CPI-U at termination	2.26% at termination	Receive	10/23/2023	USD	15,000	(253)
CPI-U at termination	2.26% at termination	Receive	10/25/2025	USD	8,930	(157)
CPI-U at termination	2.31% at termination	Receive	10/12/2023	USD	37,000	(732)
CPI-U at termination	2.34% at termination	Receive	9/4/2026	USD	20,000	(520)

						(2,172)

						(1,220)

Centrally Cleared Interest rate swap contracts outstanding as of February 28, 2019 (amounts in thousands):

FLOATING RATE INDEX (a)	FIXED RATE	PAY/RECEIVE FLOATING RATE	MATURITY DATE	NOTIONAL AMOUNT	UPFRONT PAYMENTS (RECEIPTS) ($)	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION) ($)
3 month LIBOR quarterly	2.57% semi-annually	Receive	3/15/2021	USD 171,856	—	76

					—	76

(a)	Value of floating rate index at February 28, 2019 was as follows:

FLOATING RATE INDEX	VALUE
CPI-U	2.53%
3 month LIBOR	2.62%

There are no upfront payments (receipts) on the swap contracts listed above.

Abbreviations

CPI-U	Consumer Price Index for All Urban Consumers
LIBOR	London Interbank Offered Rate
USD	United States Dollar

Summary of total swap contracts outstanding as of February 28, 2019 (amounts in thousands):

	NET UPFRONT PAYMENTS (RECEIPTS) ($)	VALUE ($)
Liabilities

OTC Inflation linked swaps outstanding	—	(9,834)

Total OTC swap contracts outstanding	—	(9,834)

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2019	J.P. MORGAN INCOME FUNDS	225

JPMorgan Limited Duration Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2019

INVESTMENTS	PRINCIPAL AMOUNT ($000)		VALUE ($000)
Collateralized Mortgage Obligations — 41.2%

Alternative Loan Trust

Series 2004-J4, Class 1A6, 5.40%, 6/25/2034 (a)	4		4

Series 2004-33, Class 3A3, 4.28%, 12/25/2034 (b)	326		324

Antler Mortgage Trust Series 2018-RTL1, Class A1, 4.34%, 7/25/2022 (c)	4,527		4,522

Banc of America Funding Trust

Series 2005-E, Class 5A1, 4.19%, 5/20/2035 (b)	40		40

Series 2006-1, Class 2A1, 5.50%, 1/25/2036	250		243

Banc of America Mortgage Trust

Series 2004-D, Class 2A2, 4.19%, 5/25/2034 (b)	330		333

Series 2005-A, Class 3A1, 5.00%, 2/25/2035 (b)	16		16

Bear Stearns Asset-Backed Securities I Trust Series 2004-AC6, Class M1, 3.49%, 11/25/2034 ‡ (b)	338		79

CHL Mortgage Pass-Through Trust

Series 2004-HYB8, Class 1A1, 3.18%, 1/20/2035 (b)	51		48

Series 2005-1, Class 1A2, 3.02%, 3/25/2035 (b) (d)	47		4

Credit Suisse First Boston Mortgage Securities Corp.

Series 2005-5, Class 1A1, 5.00%, 7/25/2020	48		48

Series 2004-5, Class 4A1, 6.00%, 9/25/2034	585		597

CSFB Mortgage-Backed Pass-Through Certificates Series 2003-AR24, Class 2A4, 4.64%, 10/25/2033 (b)	546		543

Deutsche Alt-A Securities, Inc. Mortgage Loan Trust Series 2005-1, Class 2A1, 5.35%, 2/25/2020 (b)	111		111

FHLMC — GNMA Series 1, Class S, IF, IO, 6.47%, 10/25/2022 (b)	35		1

FHLMC REMIC

Series 1071, Class F, 3.44%, 4/15/2021 (b)	—	(e)	—	(e)

Series 3952, Class MA, 3.00%, 11/15/2021	672		674

Series 1343, Class LA, 8.00%, 8/15/2022	5		5

Series 1370, Class JA, 3.64%, 9/15/2022 (b)	4		4

Series 1379, Class W, 2.53%, 10/15/2022 (b)	4		4

Series 1508, Class KA, 1.66%, 5/15/2023 (b)	1		1

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Series 1689, Class M, PO, 3/15/2024	68	64

Series 2033, Class PR, PO, 3/15/2024	36	34

Series 1771, Class PK, 8.00%, 2/15/2025	40	44

Series 1981, Class Z, 6.00%, 5/15/2027	12	12

Series 1974, Class ZA, 7.00%, 7/15/2027	66	72

Series 2338, Class FN, 2.99%, 8/15/2028 (b)	22	22

Series 3737, Class DG, 5.00%, 10/15/2030	777	810

Series 2261, Class ZY, 7.50%, 10/15/2030	1	1

Series 2477, Class FZ, 3.04%, 6/15/2031 (b)	8	8

Series 2416, Class SA, IF, 10.80%, 2/15/2032 (b)	46	55

Series 2416, Class SH, IF, 11.04%, 2/17/2032 (b)	32	37

Series 4120, Class KI, IO, 3.00%, 10/15/2032	2,887	246

Series 4150, Class GE, 2.00%, 1/15/2033	10,559	10,241

Series 4206, Class DA, 2.00%, 5/15/2033	3,662	3,534

Series 3300, Class FA, 2.79%, 8/15/2035 (b)	297	296

Series 3085, Class VS, IF, 18.76%, 12/15/2035 (b)	254	374

Series 4867, Class WF, 2.89%, 4/15/2037 (b)	30,000	29,899

Series 4350, Class AF, 2.87%, 12/15/2037 (b)	6,958	6,895

Series 4350, Class FK, 2.87%, 6/15/2038 (b)	6,609	6,565

Series 4515, Class FA, 2.89%, 8/15/2038 (b)	3,844	3,835

Series 3841, Class JF, 2.89%, 10/15/2038 (b)	55	55

Series 4350, Class KF, 2.87%, 1/15/2039 (b)	816	804

Series 4111, Class FA, 2.84%, 8/15/2039 (b)	2,818	2,818

Series 3832, Class PL, 5.00%, 8/15/2039	739	752

Series 4448, Class TF, 2.84%, 5/15/2040 (b)	7,744	7,680

Series 4480, Class FM, 2.87%, 6/15/2040 (b)	6,871	6,859

Series 3860, Class FP, 2.89%, 6/15/2040 (b)	2,833	2,838

Series 4457, Class KF, 2.87%, 10/15/2040 (b)	14,003	13,988

Series 4363, Class FA, 2.89%, 9/15/2041 (b)	6,660	6,620

SEE NOTES TO FINANCIAL STATEMENTS.

226	J.P. MORGAN INCOME FUNDS	FEBRUARY 28, 2019

INVESTMENTS	PRINCIPAL AMOUNT ($000)		VALUE ($000)
Collateralized Mortgage Obligations — continued

Series 4413, Class WF, 2.87%, 10/15/2041 (b)	5,494		5,445

Series 4559, Class AF, 3.02%, 3/15/2042 (b)	3,645		3,648

Series 4074, Class FE, 2.89%, 7/15/2042 (b)	5,063		5,067

Series 4150, Class F, 2.86%, 1/15/2043 (b)	9,971		9,930

Series 4161, Class YF, 2.86%, 2/15/2043 (b)	7,448		7,417

Series 4281, Class FB, 3.04%, 12/15/2043 (b)	7,630		7,678

Series 4606, Class FL, 2.99%, 12/15/2044 (b)	9,866		9,901

Series 4594, Class GN, 2.50%, 2/15/2045	4,072		4,007

FHLMC STRIPS Series 328, Class S4, IF, IO, 1.59%, 2/15/2038 (b)	10,966		672

FHLMC Structured Pass-Through Securities Certificates

Series T-51, Class 1APO, PO, 9/25/2042	55		48

Series T-54, Class 4A, 4.13%, 2/25/2043 (b)	2,080		2,060

First Horizon Alternative Mortgage Securities Trust Series 2005-FA10, Class 2A1, 5.25%, 12/25/2020	65		62

First Horizon Mortgage Pass-Through Trust Series 2004-AR6, Class 2A1, 4.70%, 12/25/2034 (b)	324		334

Flagstar Mortgage Trust Series 2018-5, Class A2, 4.00%, 9/25/2048 (b) (c)	3,308		3,308

FNMA Grantor Trust

Series 2002-T6, Class A4, 4.66%, 3/25/2041 (b)	854		873

Series 2001-T8, Class A1, 7.50%, 7/25/2041	292		331

FNMA REMIC

Series 1989-77, Class J, 8.75%, 11/25/2019	—	(e)	—	(e)

Series 1989-89, Class H, 9.00%, 11/25/2019	—	(e)	—	(e)

Series 1990-64, Class Z, 10.00%, 6/25/2020	4		4

Series 1990-145, Class A, 3.27%, 12/25/2020 (b)	2		1

Series 1991-142, Class PL, 8.00%, 10/25/2021	20		21

Series 1991-156, Class F, 3.79%, 11/25/2021 (b)	18		18

Series 1992-91, Class SQ, HB, IF, 7,020.12%, 5/25/2022 (b)	—	(e)	1

INVESTMENTS	PRINCIPAL AMOUNT ($000)		VALUE ($000)

Series 1992-112, Class GB, 7.00%, 7/25/2022	33		35

Series G92-44, Class ZQ, 8.00%, 7/25/2022	—	(e)	—	(e)

Series 1992-154, Class SA, IF, IO, 5.40%, 8/25/2022 (b)	1		—	(e)

Series 1992-200, Class FK, 2.36%, 11/25/2022 (b)	16		16

Series 1993-27, Class S, IF, 6.02%, 2/25/2023 (b)	17		18

Series 1993-146, Class E, PO, 5/25/2023	36		34

Series 1993-110, Class H, 6.50%, 5/25/2023	38		40

Series 1993-119, Class H, 6.50%, 7/25/2023	4		4

Series 1993-165, Class FH, 3.64%, 9/25/2023 (b)	18		18

Series 1993-179, Class FM, 2.31%, 10/25/2023 (b)	88		89

Series G94-9, Class PJ, 6.50%, 8/17/2024	259		274

Series 2012-114, Class VE, 3.50%, 10/25/2025	3,059		3,077

Series 2013-26, Class AV, 3.50%, 4/25/2026	3,422		3,438

Series 1997-74, Class E, 7.50%, 10/20/2027	21		24

Series 2001-9, Class F, 2.73%, 2/17/2031 (b)	101		101

Series 2001-33, Class ID, IO, 6.00%, 7/25/2031	51		11

Series 2013-15, Class DC, 2.00%, 3/25/2033	3,431		3,297

Series 2003-21, Class FK, 2.89%, 3/25/2033 (b)	17		17

Series 2013-43, Class YH, 2.50%, 5/25/2033	2,153		2,116

Series 2004-17, Class BF, 2.84%, 1/25/2034 (b)	452		453

Series 2006-3, Class SB, IF, IO, 4.21%, 7/25/2035 (b)	629		55

Series 2006-16, Class HZ, 5.50%, 3/25/2036	446		479

Series 2006-124, Class FC, 2.84%, 1/25/2037 (b)	1,628		1,622

Series 2012-38, Class PA, 2.00%, 9/25/2041	2,421		2,343

Series 2013-54, Class HF, 2.69%, 10/25/2041 (b)	6,196		6,197

Series 2012-93, Class ME, 2.50%, 1/25/2042	3,887		3,819

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2019	J.P. MORGAN INCOME FUNDS	227

JPMorgan Limited Duration Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2019 (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Collateralized Mortgage Obligations — continued

Series 2013-23, Class KJ, 2.25%, 5/25/2042	3,853	3,730

Series 2012-119, Class FB, 2.84%, 11/25/2042 (b)	8,934	8,887

Series 2012-139, Class JA, 3.50%, 12/25/2042	4,796	4,878

Series 2013-6, Class FL, 2.89%, 2/25/2043 (b)	1,761	1,758

Series 2014-49, Class AF, 2.84%, 8/25/2044 (b)	350	349

Series 2015-42, Class BF, 2.83%, 6/25/2045 (b)	9,096	9,047

Series 2016-25, Class LA, 3.00%, 7/25/2045	15,836	15,831

Series 2016-33, Class JA, 3.00%, 7/25/2045	5,702	5,687

Series 2015-91, Class AF, 2.89%, 12/25/2045 (b)	7,966	7,911

Series 2016-58, Class SA, IO, 1.47%, 8/25/2046 (b)	41,732	1,529

Series 2017-108, Class PA, 3.00%, 6/25/2047	4,498	4,489

Series 2017-104, Class LA, 3.00%, 11/25/2047	4,174	4,148

Series 2014-66, Class WF, 2.87%, 10/25/2054 (b)	3,988	3,973

FNMA REMIC Trust

Series 2003-W4, Class 5A, 4.29%, 10/25/2042 (b)	900	903

Series 2003-W15, Class 3A, 4.45%, 12/25/2042 (b)	1,092	1,149

Series 2003-W1, Class 2A, 5.89%, 12/25/2042 (b)	206	221

Series 2009-W1, Class A, 6.00%, 12/25/2049	460	510

FNMA Trust Series 2004-W2, Class 4A, 4.28%, 2/25/2044 (b)	337	345

FNMA, Connecticut Avenue Securities

Series 2014-C01, Class M1, 4.09%, 1/25/2024 ‡ (b)	287	287

Series 2014-C02, Class 1M1, 3.44%, 5/25/2024 ‡ (b)	492	493

Series 2017-C01, Class 1M1, 3.79%, 7/25/2029 (b)	1,829	1,836

GNMA

Series 2000-35, Class F, 3.03%, 12/16/2025 (b)	6	6

Series 2011-158, Class EB, 4.00%, 12/20/2026	2,358	2,425

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Series 2010-166, Class GP, 3.00%, 4/20/2039	2,500	2,495

Series 2012-61, Class FM, 2.88%, 5/16/2042 (b)	5,485	5,493

Series 2012-H21, Class FA, 3.01%, 7/20/2062 (b)	2,788	2,790

Series 2013-H16, Class FA, 3.05%, 7/20/2063 (b)	13,852	13,875

Series 2014-H07, Class FC, 3.11%, 5/20/2064 (b)	14,782	14,860

Series 2014-H11, Class JA, 3.01%, 6/20/2064 (b)	4,597	4,603

Series 2014-H17, Class FM, 2.83%, 8/20/2064 (b)	12,386	12,392

Series 2015-H03, Class FD, 3.15%, 1/20/2065 (b)	6,925	6,970

Series 2015-H04, Class FL, 2.98%, 2/20/2065 (b)	13,404	13,405

Series 2015-H12, Class FJ, 2.94%, 5/20/2065 (b)	15,150	15,137

Series 2015-H14, Class FB, 2.94%, 5/20/2065 (b)	18,777	18,761

Series 2015-H12, Class FA, 2.99%, 5/20/2065 (b)	7,671	7,675

Series 2015-H19, Class FN, 2.95%, 7/20/2065 (b)	13,116	13,102

Series 2015-H23, Class TA, 2.98%, 9/20/2065 (b)	16,391	16,393

GSAA Trust Series 2004-CW1, Class 1A1, 5.50%, 4/1/2034	685	702

GSR Mortgage Loan Trust Series 2004-10F, Class 7A1, 5.50%, 9/25/2034	252	254

Impac CMB Trust

Series 2004-3, Class 3A, 3.13%, 3/25/2034 (b)	10	10

Series 2004-6, Class 1A2, 3.27%, 10/25/2034 (b)	174	169

Series 2005-5, Class A1, 3.13%, 8/25/2035 (b)	878	856

IndyMac INDA Mortgage Loan Trust Series 2007-AR1, Class 1A1, 4.15%, 3/25/2037 (b)	497	475

JP Morgan Mortgage Trust Series 2003-A1, Class 1A1, 4.18%, 10/25/2033 (b)	67	68

MASTR Adjustable Rate Mortgages Trust

Series 2004-13, Class 2A1, 4.69%, 4/21/2034 (b)	171	176

Series 2004-13, Class 3A7B, 4.57%, 11/21/2034 (b)	582	592

SEE NOTES TO FINANCIAL STATEMENTS.

228	J.P. MORGAN INCOME FUNDS	FEBRUARY 28, 2019

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Collateralized Mortgage Obligations — continued

MASTR Seasoned Securitization Trust Series 2003-1, Class 3A2, 2.89%, 2/25/2033 (b)	69	63

Mellon Residential Funding Corp. Mortgage Pass-Through Certificates

Series 2002-TBC1, Class B1, 3.49%, 9/15/2030 ‡ (b)	61	60

Series 2002-TBC1, Class B2, 3.89%, 9/15/2030 ‡ (b)	31	30

Series 2001-TBC1, Class B1, 3.37%, 11/15/2031 ‡ (b)	230	226

Merrill Lynch Mortgage Investors Trust

Series 2004-D, Class A1, 3.15%, 9/25/2029 (b)	312	308

Series 2004-1, Class 2A3, 4.28%, 12/25/2034 (b)	216	216

Metlife Securitization Trust

Series 2017-1A, Class A, 3.00%, 4/25/2055 (b) (c)	2,020	1,982

Series 2018-1A, Class A, 3.75%, 3/25/2057 (b) (c)	5,256	5,270

ML Trust XLVII Series 47, Class Z, 8.99%, 10/20/2020 ‡	1	1

Morgan Stanley Dean Witter Capital I, Inc. Trust

Series 2003-HYB1, Class A4, 3.95%, 3/25/2033 (b)	169	166

Series 2003-HYB1, Class B1, 3.95%, 3/25/2033 ‡ (b)	109	75

Morgan Stanley Mortgage Loan Trust

Series 2004-3, Class 4A, 5.63%, 4/25/2034 (b)	1,570	1,659

Series 2004-5AR, Class 3A3, 4.17%, 7/25/2034 (b)	190	176

Series 2004-5AR, Class 3A5, 4.17%, 7/25/2034 (b)	1,071	1,066

Series 2004-11AR, Class 1A2A, 2.80%, 1/25/2035 (b)	455	445

MRFC Mortgage Pass-Through Trust Series 2002-TBC2, Class B1, 3.34%, 8/15/2032 ‡ (b)	119	113

NAAC Reperforming Loan REMIC Trust Certificates Series 2004-R3, Class AF, 2.94%, 2/25/2035 (b) (c)	980	872

Nomura Asset Acceptance Corp. Alternative Loan Trust

Series 2003-A3, Class A1, 5.50%, 8/25/2033 (a)	302	315

Series 2004-AR1, Class 5A1, 3.25%, 8/25/2034 (b)	7	7

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Prime Mortgage Trust Series 2005-2, Class 2A1, 6.56%, 10/25/2032 (b)	424	433

RAIT Trust Series 2017-FL7, Class A, 3.44%, 6/15/2037 (b)	303	300

RALI Trust Series 2003-QS16, Class A1, 5.00%, 8/25/2018	13	13

RFMSI Trust

Series 2005-SA2, Class 2A2, 4.31%, 6/25/2035 (b)	1,611	1,538

Series 2006-SA4, Class 2A1, 5.33%, 11/25/2036 (b)	480	454

Sequoia Mortgage Trust

Series 11, Class A, 3.38%, 12/20/2032 (b)	29	28

Series 2003-3, Class A2, 3.58%, 7/20/2033 (b)	128	122

Series 2004-11, Class A2, 3.50%, 12/20/2034 (b)	958	926

Structured Asset Mortgage Investments II Trust Series 2004-AR1, Class 1A1, 3.18%, 3/19/2034 (b)	76	75

Structured Asset Mortgage Investments Trust Series 2002-AR2, Class A3, 3.23%, 7/19/2032 (b)	549	463

Structured Asset Securities Corp. Mortgage Pass-Through Certificates

Series 2003-24A, Class 2A, 4.53%, 7/25/2033 (b)	1,227	1,225

Series 2003-40A, Class 4A, 4.58%, 1/25/2034 (b)	581	574

Thornburg Mortgage Securities Trust Series 2004-4, Class 5A, 3.77%, 12/25/2044 (b)	2,428	2,401

WaMu Mortgage Pass-Through Certificates Trust

Series 2004-AR3, Class A1, 3.97%, 6/25/2034 (b)	794	808

Series 2004-AR11, Class A, 4.17%, 10/25/2034 (b)	397	398

Wells Fargo Mortgage-Backed Securities Trust

Series 2006-17, Class A1, 5.50%, 11/25/2021	31	31

Series 2007-3, Class 3A1, 5.50%, 4/25/2022	42	43

Series 2003-K, Class 1A2, 4.68%, 11/25/2033 (b)	189	193

Series 2005-AR16, Class 3A2, 4.76%, 3/25/2035 (b)	239	242

Total Collateralized Mortgage Obligations (Cost $458,790)		456,424

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2019	J.P. MORGAN INCOME FUNDS	229

JPMorgan Limited Duration Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2019 (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Asset-Backed Securities — 28.6%

Accredited Mortgage Loan Trust Series 2003-3, Class A1, 5.21%, 1/25/2034 ‡ (a)	954	976

American Credit Acceptance Receivables Trust Series 2018-3, Class B, 3.49%, 6/13/2022 (c)	911	912

American Express Credit Account Master Trust Series 2019-1, Class A, 2.87%, 10/15/2024	4,265	4,273

Ameriquest Mortgage Securities, Inc. Asset-Backed Pass-Through Certificates Series 2003-7, Class M1, 3.76%, 8/25/2033 ‡ (b)	200	198

Amortizing Residential Collateral Trust

Series 2002-BC6, Class M1, 3.61%, 8/25/2032 ‡ (b)	304	295

Series 2002-BC9, Class M1, 4.14%, 12/25/2032 ‡ (b)	1,885	1,854

AMRESCO Residential Securities Corp. Mortgage Loan Trust

Series 1998-1, Class M1A, 3.13%, 1/25/2028 ‡ (b)	175	175

Series 1998-3, Class M1A, 3.12%, 9/25/2028 ‡ (b)	286	290

Asset-Backed Securities Corp. Home Equity Loan Trust Series 2003-HE7, Class M2, 4.00%, 12/15/2033 ‡ (b)	244	243

Avis Budget Rental Car Funding AESOP LLC Series 2019-1A, Class A, 3.45%, 3/20/2023 (c)	1,429	1,435

B2R Mortgage Trust

Series 2015-1, Class A1, 2.52%, 5/15/2048 (c)	273	271

Series 2015-2, Class A, 3.34%, 11/15/2048 (c)	1,267	1,262

Bank of The West Auto Trust Series 2017-1, Class A3, 2.11%, 1/15/2023 (c)	1,700	1,679

Bear Stearns Asset-Backed Securities I Trust Series 2005-HE1, Class M2, 3.73%, 1/25/2035 ‡ (b)	1,357	1,358

Bear Stearns Asset-Backed Securities Trust Series 2003-SD1, Class A, 3.39%, 12/25/2033 ‡ (b)	570	564

Business Jet Securities LLC Series 2018-2, Class A, 4.45%, 6/15/2033 (c)	4,425	4,435

BXG Receivables Note Trust Series 2018-A, Class A, 3.77%, 2/2/2034 (c)	3,287	3,331

Cabela’s Credit Card Master Note Trust Series 2016-1, Class A1, 1.78%, 6/15/2022	4,034	4,023

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

CarMax Auto Owner Trust Series 2015-4, Class A3, 1.56%, 11/16/2020	773	771

Centex Home Equity Loan Trust Series 2002-A, Class MV1, 3.34%, 1/25/2032 ‡ (b)	183	178

CIG Auto Receivables Trust

Series 2017-1A, Class A, 2.71%, 5/15/2023 (c)	413	411

Series 2019-1A, Class A, 3.30%, 8/15/2024 (c)	4,060	4,058

CLUB Credit Trust Series 2017-P2, Class A, 2.61%, 1/15/2024 (c)	1,197	1,192

Colony American Finance Ltd. (Cayman Islands) Series 2016-1, Class A, 2.54%, 6/15/2048 (c)	1,423	1,399

Countrywide Asset-Backed Certificates

Series 2002-1, Class A, 3.05%, 8/25/2032 ‡ (b)	70	64

Series 2003-BC2, Class 2A1, 3.09%, 6/25/2033 ‡ (b)	113	108

Series 2003-BC5, Class M1, 3.54%, 9/25/2033 ‡ (b)	382	379

Series 2004-2, Class M4, 3.99%, 3/25/2034 ‡ (b)	23	23

Series 2004-S1, Class M2, 5.58%, 2/25/2035 ‡ (a)	56	55

Countrywide Home Equity Loan Trust Series 2004-A, Class A, 2.71%, 4/15/2030 ‡ (b)	34	34

CPS Auto Receivables Trust

Series 2016-B, Class B, 3.18%, 9/15/2020 (c)	285	285

Series 2017-B, Class B, 2.33%, 5/17/2021 (c)	4,204	4,197

Series 2017-D, Class B, 2.43%, 1/18/2022 (c)	2,517	2,505

Credit Acceptance Auto Loan Trust Series 2017-2A, Class B, 3.02%, 4/15/2026 (c)	5,489	5,451

CWHEQ Revolving Home Equity Loan Trust

Series 2005-E, Class 2A, 2.71%, 11/15/2035 ‡ (b)	171	164

Series 2005-M, Class A1, 2.73%, 2/15/2036 ‡ (b)	758	733

Diamond Resorts Owner Trust Series 2018-1, Class A, 3.70%, 1/21/2031 (c)	1,927	1,944

Discover Card Execution Note Trust Series 2019-A1, Class A1, 3.04%, 7/15/2024	3,160	3,180

SEE NOTES TO FINANCIAL STATEMENTS.

230	J.P. MORGAN INCOME FUNDS	FEBRUARY 28, 2019

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Asset-Backed Securities — continued

Drive Auto Receivables Trust

Series 2017-1, Class C, 2.84%, 4/15/2022	1,880	1,879

Series 2018-3, Class B, 3.37%, 9/15/2022	3,206	3,211

Series 2019-1, Class A3, 3.18%, 10/17/2022	3,690	3,695

Series 2018-4, Class B, 3.36%, 10/17/2022	2,626	2,632

DT Auto Owner Trust

Series 2017-4A, Class B, 2.44%, 1/15/2021 (c)	1,299	1,299

Series 2017-3A, Class B, 2.40%, 5/17/2021 (c)	1,027	1,026

Engs Commercial Finance Trust Series 2018-1A, Class A2, 3.39%, 2/22/2023 (c)	1,223	1,226

Exeter Automobile Receivables Trust

Series 2018-2A, Class B, 3.27%, 5/16/2022 (c)	2,045	2,047

Series 2017-3A, Class B, 2.81%, 9/15/2022 (c)	5,000	4,976

Series 2019-1A, Class C, 3.82%, 12/16/2024 (c)	2,365	2,378

First Franklin Mortgage Loan Trust

Series 2002-FF1, Class M1, 3.54%, 4/25/2032 ‡ (b)	98	88

Series 2002-FF4, Class M1, 4.06%, 2/25/2033 ‡ (b)	578	439

Series 2003-FFH1, Class M2, 5.11%, 9/25/2033 ‡ (b)	265	234

Series 2004-FF8, Class M4, 4.10%, 10/25/2034 ‡ (b)	409	252

First Investors Auto Owner Trust Series 2016-2A, Class A2, 1.87%, 11/15/2021 (c)	1,752	1,746

Flagship Credit Auto Trust Series 2017-2, Class B, 2.57%, 4/15/2023 (c)	2,260	2,248

Ford Credit Auto Lease Trust Series 2017-B, Class A4, 2.17%, 2/15/2021	1,870	1,857

Ford Credit Auto Owner Trust Series 2016-B, Class A3, 1.33%, 10/15/2020	345	344

FORT CRE LLC Series 2018-1A, Class A1, 3.87%, 10/21/2023 (b) (c)	5,000	5,000

FREED ABS Trust Series 2018-2, Class A, 3.99%, 10/20/2025 (c)	3,952	3,961

Fremont Home Loan Trust Series 2005-C, Class M2, 3.22%, 7/25/2035 ‡ (b)	3,580	3,558

GLS Auto Receivables Issuer Trust Series 2019-1A, Class A, 3.37%, 1/17/2023 (c)	2,100	2,101

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

GLS Auto Receivables Trust

Series 2018-1A, Class A, 2.82%, 7/15/2022 (c)	4,143	4,135

Series 2018-3A, Class A, 3.35%, 8/15/2022 (c)	2,671	2,674

Series 2018-2A, Class B, 3.71%, 3/15/2023 (c)	2,105	2,115

GM Financial Automobile Leasing Trust Series 2018-1, Class A4, 2.68%, 12/20/2021	1,666	1,659

GM Financial Consumer Automobile Receivables Trust Series 2019-1, Class A3, 3.46%, 11/16/2023	3,345	3,354

Goodgreen (Cayman Islands)

Series 2018-1A, Class A, 3.93%, 10/15/2053 (b) (c)	4,983	5,022

Series 2019-1A, Class A, 3.86%, 10/15/2054 (c)	3,372	3,379

Goodgreen Trust Series 2017-2A, Class A, 3.26%, 10/15/2053 (c)	3,079	3,034

GreenPoint Mortgage Funding Trust Series 2005-HE3, Class A, 2.67%, 9/15/2030 ‡ (b)	38	35

HERO Funding (Cayman Islands) Series 2017-3A, Class A2, 3.95%, 9/20/2048 (c)	2,701	2,753

Hertz Fleet Lease Funding LP Series 2018-1, Class A2, 3.23%, 5/10/2032 (c)	1,603	1,605

Hertz Vehicle Financing II LP Series 2017-2A, Class A, 3.29%, 10/25/2023 (c)	2,601	2,577

Hertz Vehicle Financing LLC Series 2018-2A, Class A, 3.65%, 6/27/2022 (c)	4,132	4,151

Hilton Grand Vacations Trust Series 2018-AA, Class A, 3.54%, 2/25/2032 (c)	1,677	1,689

Irwin Home Equity Loan Trust Series 2004-1, Class 1A1, 2.81%, 12/25/2024 ‡ (b)	18	18

Kabbage Asset Securitization LLC Series 2017-1, Class A, 4.57%, 3/15/2022 (c)	3,600	3,612

Lehman Home Equity Loan Trust Series 1998-1, Class A1, 7.00%, 5/25/2028‡	6	1

Lendmark Funding Trust

Series 2017-1A, Class A, 2.83%, 12/22/2025 (c)	2,174	2,152

Series 2017-2A, Class A, 2.80%, 5/20/2026 (c)	1,735	1,720

Long Beach Mortgage Loan Trust Series 2004-1, Class M3, 3.54%, 2/25/2034 ‡ (b)	130	129

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2019	J.P. MORGAN INCOME FUNDS	231

JPMorgan Limited Duration Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2019 (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Asset-Backed Securities — continued

Marlette Funding Trust

Series 2017-2A, Class A, 2.39%, 7/15/2024 (c)	242	242

Series 2018-2A, Class A, 3.06%, 7/17/2028 (c)	1,129	1,128

Series 2019-1A, Class A, 3.44%, 4/16/2029 (c)	3,324	3,329

Mercedes-Benz Auto Lease Trust Series 2019-A, Class A4, 3.25%, 10/15/2024	840	843

Morgan Stanley ABS Capital I, Inc. Trust Series 2005-WMC4, Class M5, 3.46%, 4/25/2035 ‡ (b)	5,731	5,781

Nationstar HECM Loan Trust Series 2017-2A, Class A1, 2.04%, 9/25/2027 (b) (c)	624	622

New Century Home Equity Loan Trust Series 2003-5, Class AII, 3.29%, 11/25/2033 ‡ (b)	233	207

New Residential Mortgage Loan Trust Series 2018-4A, Class A1S, 3.24%, 1/25/2048 (b) (c)	5,179	5,135

Nissan Auto Lease Trust

Series 2017-B, Class A4, 2.17%, 12/15/2021	1,612	1,603

Series 2018-A, Class A4, 3.35%, 9/15/2023	2,685	2,698

Ocwen Master Advance Receivables Trust Series 2018-T1, Class AT1, 3.30%, 8/15/2049 (c)	2,671	2,671

OnDeck Asset Securitization Trust LLC Series 2018-1A, Class A, 3.50%, 4/18/2022 (c)	2,076	2,083

OneMain Direct Auto Receivables Trust

Series 2017-2A, Class B, 2.55%, 11/14/2023 (c)	5,152	5,112

Series 2018-1A, Class A, 3.43%, 12/16/2024 (c)	3,277	3,300

OneMain Financial Issuance Trust Series 2015-1A, Class A, 3.19%, 3/18/2026 (c)	295	295

Oportun Funding VI LLC Series 2017-A, Class A, 3.23%, 6/8/2023 (c)	2,750	2,731

Oportun Funding VII LLC Series 2017-B, Class A, 3.22%, 10/10/2023 (c)	2,130	2,114

Oportun Funding X LLC Series 2018-C, Class A, 4.10%, 10/8/2024 (c)	2,503	2,525

Pretium Mortgage Credit Partners I LLC Series 2018-NPL4, Class A1, 4.83%, 9/25/2058 ‡ (a) (c)	4,765	4,796

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Progress Residential Trust

Series 2015-SFR2, Class A, 2.74%, 6/12/2032 (c)	3,235	3,205

Series 2015-SFR3, Class A, 3.07%, 11/12/2032 ‡ (c)	5,463	5,438

Series 2017-SFR1, Class A, 2.77%, 8/17/2034 (c)	997	976

Series 2018-SFR1, Class A, 3.26%, 3/17/2035 (c)	2,795	2,778

Series 2019-SFR1, Class A, 3.42%, 8/17/2035 (c)	9,500	9,500

Series 2018-SFR2, Class A, 3.71%, 8/17/2035 ‡ (c)	5,525	5,568

Series 2018-SFR3, Class A, 3.88%, 10/17/2035 (c)	5,000	5,092

Prosper Marketplace Issuance Trust

Series 2017-3A, Class A, 2.36%, 11/15/2023 (c)	328	328

Series 2019-1A, Class A, 3.54%, 4/15/2025 (c)	1,180	1,181

RASC Trust Series 2003-KS4, Class MI2, 5.51%, 6/25/2033 ‡ (a)	523	454

SoFi Consumer Loan Program LLC

Series 2016-1, Class A, 3.26%, 8/25/2025 (c)	977	976

Series 2016-3, Class A, 3.05%, 12/26/2025 (c)	546	546

Series 2017-1, Class A, 3.28%, 1/26/2026 (c)	572	572

Series 2017-3, Class A, 2.77%, 5/25/2026 (c)	653	651

Series 2017-4, Class A, 2.50%, 5/26/2026 (c)	861	853

Series 2017-5, Class A2, 2.78%, 9/25/2026 (c)	3,445	3,413

SoFi Consumer Loan Program Trust

Series 2018-3, Class A2, 3.67%, 8/25/2027 (c)	5,250	5,274

Series 2019-1, Class A, 3.24%, 2/25/2028 (c)	2,207	2,208

SoFi Professional Loan Program LLC

Series 2014-B, Class A1, 3.74%, 8/25/2032 (b) (c)	163	164

Series 2015-A, Class A1, 3.69%, 3/25/2033 (b) (c)	360	361

Series 2016-B, Class A1, 3.69%, 6/25/2033 (b) (c)	859	869

Series 2015-B, Class A1, 3.54%, 4/25/2035 (b) (c)	702	708

SEE NOTES TO FINANCIAL STATEMENTS.

232	J.P. MORGAN INCOME FUNDS	FEBRUARY 28, 2019

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Asset-Backed Securities — continued

Series 2015-C, Class A1, 3.54%, 8/27/2035 (b) (c)	508	511

Series 2017-E, Class A1, 2.99%, 11/26/2040 (b) (c)	1,177	1,177

Sofi Professional Loan Program Trust Series 2018-B, Class A2FX, 3.34%, 8/25/2047 (c)	4,574	4,573

SpringCastle America Funding LLC Series 2016-AA, Class A, 3.05%, 4/25/2029 (c)	643	641

Structured Asset Investment Loan Trust Series 2003-BC2, Class A3, 3.19%, 4/25/2033 ‡ (b)	70	69

Synchrony Credit Card Master Note Trust Series 2017-2, Class A, 2.62%, 10/15/2025	3,077	3,041

Tesla Auto Lease Trust

Series 2018-A, Class A, 2.32%, 12/20/2019 (c)	3,160	3,155

Series 2018-B, Class A, 3.71%, 8/20/2021 (c)	4,205	4,248

Towd Point Mortgage Trust Series 2018-4, Class A1, 3.00%, 6/25/2058 ‡ (b) (c)	7,126	6,948

Tricon American Homes Trust Series 2016-SFR1, Class A, 2.59%, 11/17/2033 ‡ (c)	4,409	4,324

Verizon Owner Trust

Series 2017-3A, Class A1B, 2.75%, 4/20/2022 (b) (c)	3,500	3,502

Series 2018-A, Class A1A, 3.23%, 4/20/2023	2,405	2,424

VOLT LXIV LLC Series 2017-NP11, Class A1, 3.38%, 10/25/2047 ‡ (a) (c)	4,154	4,142

VOLT LXIX LLC Series 2018-NPL5, Class A1A, 4.21%, 8/25/2048 ‡ (a) (c)	2,303	2,308

VOLT LXVI Series 2018-NPL2, Class A1, 4.34%, 5/25/2048 ‡ (a) (c)	3,272	3,274

VOLT LXVII LLC Series 2018-NPL3, Class A1, 4.38%, 6/25/2048 ‡ (a) (c)	2,732	2,733

VOLT LXVIII LLC Series 2018-NPL4, Class A1A, 4.34%, 7/27/2048 ‡ (a) (c)	2,485	2,489

VOLT LXXI LLC Series 2018-NPL7, Class A1A, 3.97%, 9/25/2048 (a) (c)	2,384	2,374

VOLT LXXII LLC Series 2018-NPL8, Class A1A, 4.21%, 10/26/2048 ‡ (a) (c)	5,749	5,715

VOLT LXXIV LLC Series 2018-NP10, Class A1A, 4.58%, 11/25/2048 ‡ (a) (c)	4,831	4,850

VOLT LXXV LLC Series 2019-NPL1, Class A1A, 4.34%, 1/25/2049 (a) (c)	4,148	4,157

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Westgate Resorts LLC Series 2016-1A, Class A, 3.50%, 12/20/2028 (c)	1,763	1,761

World Financial Network Credit Card Master Trust Series 2018-B, Class A, 3.46%, 7/15/2025	3,610	3,654

Total Asset-Backed Securities (Cost $317,386)		317,116

Corporate Bonds — 11.5%

Automobiles — 0.3%

Nissan Motor Acceptance Corp. (ICE LIBOR USD 3 Month + 0.52%), 3.30%, 9/13/2019 (c) (f)	3,000	3,000

Banks — 3.4%

Bank of America Corp. (ICE LIBOR USD 3 Month + 0.79%), 3.00%, 12/20/2023 (f)	1,724	1,702

Barclays plc (United Kingdom) 2.88%, 6/8/2020	3,169	3,148

Canadian Imperial Bank of Commerce (Canada) (ICE LIBOR USD 3 Month + 0.66%), 3.44%, 9/13/2023 (f)	3,000	2,996

Citigroup, Inc.

(ICE LIBOR USD 3 Month + 0.79%), 3.57%, 1/10/2020 (f)	3,000	3,013

(ICE LIBOR USD 3 Month + 1.07%), 3.84%, 12/8/2021 (f)	4,000	4,045

Mitsubishi UFJ Financial Group, Inc. (Japan) (ICE LIBOR USD 3 Month + 1.06%), 3.84%, 9/13/2021 (f)	3,000	3,028

Mizuho Financial Group, Inc. (Japan)

(ICE LIBOR USD 3 Month + 1.14%), 3.92%, 9/13/2021 (f)	3,000	3,033

(ICE LIBOR USD 3 Month + 0.94%), 3.57%, 2/28/2022 (f)	4,000	4,021

Sumitomo Mitsui Financial Group, Inc. (Japan) (ICE LIBOR USD 3 Month + 0.97%), 3.77%, 1/11/2022 (f)	3,000	3,019

US Bank NA (ICE LIBOR USD 3 Month + 0.32%), 3.10%, 1/24/2020 (f)	4,000	4,008

Wells Fargo Bank NA (ICE LIBOR USD 3 Month + 0.51%), 3.27%, 10/22/2021 (f)	6,000	6,002

		38,015

Capital Markets — 0.4%

Carlyle Promissory Note 4.79%, 7/15/2019 ‡	57	57

Goldman Sachs Group, Inc. (The) (ICE LIBOR USD 3 Month + 1.05%), 2.91%, 6/5/2023 (f)	1,000	981

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2019	J.P. MORGAN INCOME FUNDS	233

JPMorgan Limited Duration Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2019 (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Bonds — continued

Capital Markets — continued

Morgan Stanley 2.50%, 4/21/2021	2,925	2,889

		3,927

Chemicals — 0.2%

Mosaic Co. (The) 3.25%, 11/15/2022	2,559	2,536

Consumer Finance — 2.6%

American Express Credit Corp. (ICE LIBOR USD 3 Month + 0.55%), 3.35%, 3/18/2019 (f)	3,000	3,001

American Honda Finance Corp. (ICE LIBOR USD 3 Month + 0.61%), 3.38%, 9/9/2021 (f)	3,000	3,012

Capital One Financial Corp. (ICE LIBOR USD 3 Month + 0.45%), 3.20%, 10/30/2020 (f)	5,000	4,994

Caterpillar Financial Services Corp. (ICE LIBOR USD 3 Month + 0.51%), 3.29%, 1/10/2020 (f)	3,000	3,011

Ford Motor Credit Co. LLC

Series 1, (ICE LIBOR USD 3 Month + 0.83%), 3.61%, 3/12/2019 (f)	4,000	4,000

(ICE LIBOR USD 3 Month + 1.00%), 3.80%, 1/9/2020 (f)	3,000	2,995

General Motors Financial Co., Inc. (ICE LIBOR USD 3 Month + 1.55%), 4.35%, 1/14/2022 (f)	4,000	3,996

Toyota Motor Credit Corp. (ICE LIBOR USD 3 Month + 0.69%), 3.49%, 1/11/2022 (f)	4,000	4,022

		29,031

Diversified Financial Services — 0.8%

Federation des Caisses Desjardins du Quebec (Canada) (ICE LIBOR USD 3 Month + 0.33%), 3.08%, 10/30/2020 (c) (f)	5,000	4,998

Shell International Finance BV (Netherlands) (ICE LIBOR USD 3 Month + 0.45%), 3.15%, 5/11/2020 (f)	4,000	4,019

		9,017

Diversified Telecommunication Services — 0.1%

AT&T, Inc. 2.45%, 6/30/2020	1,314	1,305

Entertainment — 0.4%

Walt Disney Co. (The) (ICE LIBOR USD 3 Month + 0.31%), 2.94%, 5/30/2019 (f)	4,000	4,003

Health Care Providers & Services — 0.3%

CVS Health Corp. (ICE LIBOR USD 3 Month + 0.72%), 3.49%, 3/9/2021 (f)	3,500	3,508

Independent Power and Renewable Electricity Producers — 0.1%

Exelon Generation Co. LLC 2.95%, 1/15/2020	870	869

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Insurance — 0.7%

Chubb INA Holdings, Inc. 2.30%, 11/3/2020	880	872

Metropolitan Life Global Funding I (SOFRRATE + 0.57%), 2.94%, 9/7/2020 (c) (f)	6,000	5,997

New York Life Global Funding 2.00%, 4/13/2021 (c)	1,234	1,209

		8,078

IT Services — 0.4%

Western Union Co. (The) 3.60%, 3/15/2022	3,700	3,732

Media — 0.3%

Comcast Corp. (ICE LIBOR USD 3 Month + 0.44%), 3.24%, 10/1/2021 (f)	2,550	2,550

Discovery Communications LLC 2.20%, 9/20/2019	984	979

		3,529

Oil, Gas & Consumable Fuels — 0.6%

Buckeye Partners LP 4.88%, 2/1/2021	1,810	1,841

CNOOC Finance 2015 Australia Pty. Ltd. (China) 2.63%, 5/5/2020	2,882	2,859

Plains All American Pipeline LP 2.60%, 12/15/2019	1,628	1,621

		6,321

Road & Rail — 0.2%

Ryder System, Inc. 2.50%, 5/11/2020	2,210	2,194

Semiconductors & Semiconductor Equipment — 0.4%

Broadcom Corp. 2.38%, 1/15/2020	2,064	2,049

Texas Instruments, Inc. 1.75%, 5/1/2020	2,753	2,722

		4,771

Wireless Telecommunication Services — 0.3%

Vodafone Group plc (United Kingdom) (ICE LIBOR USD 3 Month + 0.99%), 3.77%, 1/16/2024 (f)	3,600	3,562

Total Corporate Bonds (Cost $127,373)		127,398

Commercial Mortgage-Backed Securities — 7.0%

20 Times Square Trust Series 2018-20TS, Class A, 3.10%, 5/15/2035 (b) (c)	3,291	3,263

A10 Term Asset Financing LLC Series 2017-1A, Class A2, 2.65%, 3/15/2036 (c)	1,917	1,897

AREIT Trust Series 2018-CRE1, Class A, 3.34%, 2/14/2035 (b) (c)	2,527	2,511

BAMLL Commercial Mortgage Securities Trust

Series 2015-200P, Class A, 3.22%, 4/14/2033 (c)	3,500	3,482

SEE NOTES TO FINANCIAL STATEMENTS.

234	J.P. MORGAN INCOME FUNDS	FEBRUARY 28, 2019

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Commercial Mortgage-Backed Securities — continued

Series 2018-DSNY, Class A, 3.34%, 9/15/2034 (b) (c)	6,000	5,973

Bayview Commercial Asset Trust

Series 2004-3, Class A2, 3.12%, 1/25/2035 (b) (c)	218	215

Series 2005-2A, Class A2, 2.84%, 8/25/2035 (b) (c)	828	787

Series 2005-2A, Class M1, 2.92%, 8/25/2035 ‡ (b) (c)	165	158

Series 2007-3, Class A2, 2.78%, 7/25/2037 (b) (c)	810	763

BBCMS Trust Series 2015-VFM, Class A1, 2.47%, 3/10/2036 (c)	2,152	2,083

BHMS ATLS Series 2018-ATLS, Class A, 3.74%, 7/15/2035 (b) (c)	6,000	5,990

BX Commercial Mortgage Trust Series 2018-IND, Class A, 3.24%, 11/15/2035 (b) (c)	3,921	3,916

BXMT Ltd. Series 2017-FL1, Class A, 3.36%, 6/15/2035 (b) (c)	3,291	3,287

Commercial Mortgage Trust

Series 2014-PAT, Class A, 3.30%, 8/13/2027 (b) (c)	1,319	1,319

Series 2014-TWC, Class A, 3.35%, 2/13/2032 (b) (c)	3,774	3,776

Exantas Capital Corp. Ltd. (Cayman Islands) Series 2018-RSO6, Class A, 3.32%, 6/15/2035 (b) (c)	2,444	2,417

FHLMC Multifamily Structured Pass-Through Certificates

Series KL3W, Class AFLW, 2.96%, 8/25/2025 (b)	10,000	10,024

Series K086, Class A1, 3.67%, 11/25/2051	1,881	1,934

FNMA ACES Series 2017-M15, Class ATS1, 2.99%, 11/25/2027	4,369	4,373

Independence Plaza Trust Series 2018-INDP, Class A, 3.76%, 7/10/2035 (c)	5,000	5,082

UBS Commercial Mortgage Trust

Series 2018-C10, Class A1, 3.18%, 5/15/2051	6,179	6,220

Series 2018-C14, Class A2, 4.26%, 12/15/2051	6,346	6,627

UBS-BAMLL Trust Series 2012-WRM, Class A, 3.66%, 6/10/2030 (c)	1,155	1,165

Total Commercial Mortgage-Backed Securities (Cost $77,188)		77,262

INVESTMENTS	PRINCIPAL AMOUNT ($000)		VALUE ($000)
Mortgage-Backed Securities — 3.8%

FHLMC

Pool # 846489, ARM, 4.20%, 7/1/2019 (b)	—	(e)	—	(e)

Pool # 645083, ARM, 3.60%, 12/1/2021 (b)	6		6

Pool # 846013, ARM, 4.34%, 6/1/2022 (b)	2		3

Pool # 611203, ARM, 3.97%, 1/1/2023 (b)	4		4

Pool # 611299, ARM, 4.19%, 1/1/2023 (b)	101		104

Pool # 845297, ARM, 4.78%, 2/1/2023 (b)	11		11

Pool # 846144, ARM, 4.88%, 6/1/2025 (b)	6		6

Pool # 785586, ARM, 4.62%, 6/1/2026 (b)	7		8

Pool # 755248, ARM, 4.54%, 12/1/2026 (b)	131		134

Pool # 785866, ARM, 4.70%, 12/1/2026 (b)	14		14

Pool # 611141, ARM, 4.47%, 1/1/2027 (b)	30		31

Pool # 788688, ARM, 4.54%, 8/1/2027 (b)	94		96

Pool # 788665, ARM, 4.53%, 11/1/2027 (b)	17		17

Pool # 846774, ARM, 4.50%, 12/1/2027 (b)	57		59

Pool # 788664, ARM, 4.44%, 7/1/2028 (b)	24		24

Pool # 786902, ARM, 4.58%, 10/1/2029 (b)	10		10

Pool # 846716, ARM, 4.63%, 12/1/2029 (b)	3		4

Pool # 645242, ARM, 4.60%, 1/1/2030 (b)	11		11

Pool # 846812, ARM, 4.55%, 4/1/2030 (b)	11		12

Pool # 611278, ARM, 4.30%, 7/1/2030 (b)	149		155

Pool # 847263, ARM, 4.52%, 4/1/2032 (b)	108		112

FHLMC Gold Pools, 30 Year, Single Family

Pool # C00387, 9.00%, 2/1/2025	7		7

Pool # C35263, 7.50%, 5/1/2028	3		3

Pool # G00981, 8.50%, 7/1/2028	10		12

FHLMC Gold Pools, Other Pool # U49009, 3.00%, 8/1/2028	3,713		3,711

FNMA

Pool # 90031, ARM, 6.00%, 1/1/2020 (b)	3		3

Pool # 133558, ARM, 4.53%, 7/1/2020 (b)	1		1

Pool # 116590, ARM, 4.22%, 12/1/2020 (b)	1		1

Pool # 124510, ARM, 4.33%, 11/1/2021 (b)	1		1

Pool # 241828, ARM, 4.75%, 11/1/2023 (b)	8		8

Pool # 276617, ARM, 3.95%, 4/1/2024 (b)	9		9

Pool # 323269, ARM, 4.70%, 1/1/2025 (b)	160		165

Pool # 326092, ARM, 4.86%, 7/1/2025 (b)	3		3

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2019	J.P. MORGAN INCOME FUNDS	235

JPMorgan Limited Duration Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2019 (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Mortgage-Backed Securities — continued

Pool # 313555, ARM, 5.10%, 6/1/2026 (b)	1	1

Pool # 423291, ARM, 4.75%, 8/1/2026 (b)	56	58

Pool # 70179, ARM, 4.33%, 7/1/2027 (b)	7	7

Pool # 535984, ARM, 4.27%, 12/1/2028 (b)	22	23

Pool # 576757, ARM, 5.04%, 3/1/2029 (b)	22	22

Pool # 323798, ARM, 4.69%, 5/1/2029 (b)	4	4

Pool # 540206, ARM, 3.90%, 5/1/2030 (b)	26	26

Pool # 594577, ARM, 4.58%, 11/1/2030 (b)	35	35

Pool # 124945, ARM, 4.52%, 1/1/2031 (b)	4	4

Pool # 555563, ARM, 4.59%, 5/1/2033 (b)	137	143

Pool # 725111, ARM, 4.79%, 9/1/2033 (b)	67	69

Pool # 788301, ARM, 4.76%, 2/1/2034 (b)	68	72

Pool # 545182, ARM, 4.52%, 3/1/2038 (b)	9	10

FNMA, 15 Year, Single Family Pool # AD1969, 4.00%, 2/1/2025	1,547	1,588

FNMA, 20 Year, Single Family

Pool # 254911, 5.00%, 10/1/2023	1,095	1,148

Pool # MA1338, 3.00%, 2/1/2033	2,497	2,481

Pool # MA1401, 3.00%, 4/1/2033	978	971

Pool # MA1490, 3.00%, 7/1/2033	3,174	3,153

FNMA, 30 Year, FHA/VA

Pool # 345876, 8.50%, 10/1/2024	8	8

Pool # 595470, 7.00%, 3/1/2027	10	11

Pool # 421016, 8.00%, 11/1/2027	9	9

FNMA, 30 Year, Single Family

Pool # 50748, 7.50%, 6/1/2023	1	1

Pool # 331955, 7.50%, 11/1/2024	14	14

Pool # 567874, 7.50%, 10/1/2030	30	30

Pool # 995724, 6.00%, 4/1/2039	400	440

Pool # AD0588, 5.00%, 12/1/2039	1,813	1,950

Pool # AD9721, 5.50%, 8/1/2040	527	560

Pool # BM3048, 4.00%, 10/1/2042	6,770	7,025

Pool # AS4592, 4.00%, 2/1/2045	8,646	8,893

Pool # CA0411, 4.00%, 9/1/2047	7,952	8,241

FNMA, Other Pool # 570566, 12.00%, 11/1/2030	51	54

GNMA I, 15 Year, Single Family Pool # 723171, 4.50%, 10/15/2024	852	882

GNMA I, 30 Year, Single Family

Pool # 378315, 7.00%, 6/15/2024	5	5

Pool # 780029, 9.00%, 11/15/2024	2	1

Pool # 781090, 9.50%, 7/15/2025	13	14

Pool # 412336, 8.00%, 10/15/2027	9	10

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

GNMA II, 30 Year, Single Family

Pool # 314478, 7.85%, 12/20/2021	7	6

Pool # 314483, 7.40%, 2/20/2022	9	9

Pool # 314500, 7.40%, 3/20/2022	9	9

Pool # 334396, 7.25%, 8/20/2022	12	12

Pool # 1429, 7.50%, 10/20/2023	3	4

Pool # 2036, 8.00%, 7/20/2025	11	12

Pool # 2270, 8.00%, 8/20/2026	15	16

Total Mortgage-backed Securities (Cost $43,452)		42,776

	SHARES (000)
Short-Term Investments — 7.4%

Investment Companies — 7.4%

JPMorgan Prime Money Market Fund Class Institutional Shares, 2.52%(g) (h) (Cost $81,706)	81,698	81,722

Total Investments — 99.5% (Cost $1,105,895)		1,102,698
Other Assets Less Liabilities — 0.5%		4,990

NET ASSETS — 100.0%		1,107,688

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

236	J.P. MORGAN INCOME FUNDS	FEBRUARY 28, 2019

Abbreviations

ABS	Asset-backed securities
ACES	Alternative Credit Enhancement Securities
ARM	Adjustable Rate Mortgage. The interest rate shown is the rate in effect as of February 28, 2019.
FHA	Federal Housing Administration
FHLMC	Federal Home Loan Mortgage Corp.
FNMA	Federal National Mortgage Association
GNMA	Government National Mortgage Association
HB	High Coupon Bonds (a.k.a. “IOettes”) represent the right to receive interest payments on an underlying pool of mortgages with similar features as those associated with IO securities. Unlike IO’s the owner also has a right to receive a very small portion of principal. The high interest rates result from taking interest payments from other classes in the Real Estate Mortgage Investment Conduit trust and allocating them to the small principal of the HB class.
ICE	Intercontinental Exchange
IF	Inverse Floaters represent securities that pay interest at a rate that increases (decreases) with a decline (incline) in a specified index. The interest rate shown is the rate in effect as of February 28, 2019. The rate may be subject to a cap and floor.
IO	Interest Only represents the right to receive the monthly interest payments on an underlying pool of mortgage loans. The principal amount shown represents the par value on the underlying pool. The yields on these securities are subject to accelerated principal paydowns as a result of prepayment or refinancing of the underlying pool of mortgage instruments. As a result, interest income may be reduced considerably.
LIBOR	London Interbank Offered Rate
PO	Principal Only represents the right to receive the principal portion only on an underlying pool of mortgage loans. The market value of these securities is extremely volatile in response to changes in market interest rates. As prepayments on the underlying mortgages of these securities increase, the yield on these securities increases.

REMIC	Real Estate Mortgage Investment Conduit
SOFRRATE	SOFR Secured Overnight Financing Rate
STRIPS	Separate Trading of Registered Interest and Principal of Securities. The STRIPS Program lets investors hold and trade individual interest and principal components of eligible notes and bonds as separate securities.
USD	United States Dollar
VA	Veterans Administration

(a)	Step bond. Interest rate is a fixed rate for an initial period that either resets at a specific date or may reset in the future contingent upon a predetermined trigger. The interest rate shown is the current rate as of February 28, 2019.
(b)	Variable or floating rate security, the interest rate of which adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. The interest rate shown is the current rate as of February 28, 2019.
(c)	Securities exempt from registration under Rule 144A or section 4(a)(2), of the Securities Act of 1933, as amended.
(d)	Defaulted security.
(e)	Amount rounds to less than one thousand.
(f)	Variable or floating rate security, linked to the referenced benchmark. The interest rate shown is the current rate as of February 28, 2019.
(g)	Investment in affiliate. Fund is registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc.
(h)	The rate shown is the current yield as of February 28, 2019.
‡	Value determined using significant unobservable inputs.

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2019	J.P. MORGAN INCOME FUNDS	237

JPMorgan Mortgage-Backed Securities Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2019

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Mortgage-Backed Securities — 47.4%

FHLMC

Pool # 645242, ARM, 4.60%, 1/1/2030 (a)	7	7

Pool # 781087, ARM, 4.73%, 12/1/2033 (a)	68	72

Pool # 1B1665, ARM, 4.07%, 4/1/2034 (a)	51	53

Pool # 782979, ARM, 4.95%, 1/1/2035 (a)	86	91

Pool # 1B2844, ARM, 4.02%, 3/1/2035 (a)	41	43

Pool # 1Q0007, ARM, 4.79%, 12/1/2035 (a)	59	62

Pool # 972200, ARM, 4.50%, 3/1/2036 (a)	65	68

Pool # 1J1380, ARM, 5.26%, 3/1/2036 (a)	63	67

Pool # 1H2618, ARM, 4.18%, 5/1/2036 (a)	71	75

Pool # 1G2557, ARM, 4.32%, 6/1/2036 (a)	179	189

Pool # 1A1085, ARM, 4.34%, 8/1/2036 (a)	78	81

Pool # 1Q0105, ARM, 4.48%, 9/1/2036 (a)	73	77

Pool # 1N0249, ARM, 4.25%, 10/1/2036 (a)	23	24

Pool # 1A1096, ARM, 4.26%, 10/1/2036 (a)	149	155

Pool # 1B7163, ARM, 4.94%, 10/1/2036 (a)	3	3

Pool # 1J1348, ARM, 5.02%, 10/1/2036 (a)	119	126

Pool # 1J1378, ARM, 4.52%, 11/1/2036 (a)	128	134

Pool # 1Q0737, ARM, 4.54%, 11/1/2036 (a)	101	106

Pool # 782760, ARM, 4.56%, 11/1/2036 (a)	206	217

Pool # 1G2671, ARM, 4.63%, 11/1/2036 (a)	73	76

Pool # 1G1386, ARM, 4.97%, 12/1/2036 (a)	64	68

Pool # 1J1516, ARM, 4.24%, 2/1/2037 (a)	23	24

Pool # 1J1543, ARM, 4.40%, 2/1/2037 (a)	23	25

Pool # 1G1555, ARM, 4.70%, 2/1/2037 (a)	36	38

Pool # 1J0282, ARM, 4.92%, 2/1/2037 (a)	46	49

Pool # 1Q0739, ARM, 4.61%, 3/1/2037 (a)	181	189

Pool # 1Q0697, ARM, 4.08%, 5/1/2037 (a)	82	84

Pool # 1B3485, ARM, 4.66%, 7/1/2037 (a)	37	38

Pool # 1G2229, ARM, 4.57%, 9/1/2037 (a)	47	49

Pool # 1K0134, ARM, 4.64%, 10/1/2037 (a)	23	24

Pool # 1Q0722, ARM, 4.64%, 4/1/2038 (a)	60	64

Pool # 1Q0789, ARM, 4.30%, 5/1/2038 (a)	37	39

FHLMC Gold Pools, 15 Year, Single Family

Pool # G13753, 5.50%, 2/1/2021	8	8

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Pool # G13073, 6.00%, 7/1/2021	8	8

Pool # G13012, 6.00%, 3/1/2022	1	1

Pool # G12825, 6.50%, 3/1/2022	19	19

Pool # G12978, 5.50%, 12/1/2022	118	121

FHLMC Gold Pools, 20 Year, Single Family

Pool # C91042, 5.50%, 5/1/2027	418	443

Pool # C91158, 6.50%, 1/1/2028	289	315

Pool # C91180, 5.50%, 3/1/2028	152	161

Pool # D98938, 4.00%, 2/1/2032	945	966

FHLMC Gold Pools, 30 Year, Single Family

Pool # D53146, 6.50%, 5/1/2024	2	2

Pool # C18115, 6.00%, 11/1/2028	1	1

Pool # C00701, 6.50%, 1/1/2029	33	36

Pool # G03029, 6.00%, 10/1/2029	68	74

Pool # C68485, 7.00%, 7/1/2032	21	23

Pool # G01448, 7.00%, 8/1/2032	44	49

Pool # C75791, 5.50%, 1/1/2033	184	200

Pool # C01735, 4.00%, 10/1/2033	82	84

Pool # A13625, 5.50%, 10/1/2033	332	363

Pool # A16253, 6.00%, 11/1/2033	44	48

Pool # A16843, 6.00%, 12/1/2033	112	123

Pool # A24712, 6.50%, 7/1/2034	57	62

Pool # A28796, 6.50%, 11/1/2034	181	207

Pool # A46417, 7.00%, 4/1/2035	272	314

Pool # A46987, 5.50%, 7/1/2035	677	735

Pool # A80290, 5.00%, 11/1/2035	721	778

Pool # G05713, 6.50%, 12/1/2035	637	719

Pool # A54679, 6.50%, 6/1/2036	43	48

Pool # C02637, 7.00%, 10/1/2036	183	205

Pool # C02660, 6.50%, 11/1/2036	131	150

Pool # G04077, 6.50%, 3/1/2038	197	223

Pool # G05190, 7.50%, 9/1/2038	30	33

Pool # C03466, 5.50%, 3/1/2040	176	191

Pool # A93511, 5.00%, 8/1/2040	1,941	2,081

Pool # G06493, 4.50%, 5/1/2041	2,467	2,594

Pool # G60039, 3.00%, 4/1/2043	7,754	7,624

Pool # G60105, 5.00%, 6/1/2044	3,992	4,280

Pool # Q37784, 3.50%, 12/1/2045	2,304	2,313

Pool # Q39412, 3.50%, 3/1/2046	1,557	1,564

Pool # Q40797, 3.50%, 5/1/2046	2,943	2,956

Pool # Q40922, 3.50%, 6/1/2046	1,544	1,550

Pool # Q42079, 3.50%, 7/1/2046	2,024	2,031

Pool # Q61709, 4.50%, 2/1/2049	5,350	5,545

FHLMC Gold Pools, Other

Pool # G80208, 10.50%, 7/20/2021	3	3

SEE NOTES TO FINANCIAL STATEMENTS.

238	J.P. MORGAN INCOME FUNDS	FEBRUARY 28, 2019

INVESTMENTS	PRINCIPAL AMOUNT ($000)		VALUE ($000)
Mortgage-Backed Securities — continued

Pool # G20027, 10.00%, 10/1/2030	34		36

Pool # B90491, 7.50%, 1/1/2032	190		208

Pool # U80047, 4.00%, 9/1/2032	1,001		1,037

Pool # U80068, 3.50%, 10/1/2032	1,084		1,101

Pool # U80125, 3.50%, 1/1/2033	2,105		2,138

Pool # U80173, 3.50%, 1/1/2033	2,301		2,337

Pool # L10151, 6.00%, 2/1/2033	32		32

Pool # U80265, 3.50%, 4/1/2033	2,640		2,681

Pool # L10221, 6.00%, 1/1/2034	171		183

Pool # L10224, 6.00%, 12/1/2034	128		132

Pool # H00068, 5.50%, 11/1/2035	67		69

Pool # H00158, 6.00%, 4/1/2036	306		318

Pool # L10291, 6.50%, 11/1/2036	414		455

Pool # P51353, 6.50%, 11/1/2036	131		145

Pool # P50595, 6.50%, 12/1/2036	580		654

Pool # P51361, 6.50%, 12/1/2036	124		137

Pool # G20028, 7.50%, 12/1/2036	236		258

Pool # G80365, 6.50%, 10/17/2038	198		217

Pool # U90690, 3.50%, 6/1/2042	7,642		7,682

Pool # U90975, 4.00%, 6/1/2042	5,085		5,221

Pool # T65101, 4.00%, 10/1/2042	1,231		1,244

Pool # U90542, 4.00%, 12/1/2042	3,115		3,198

Pool # U99051, 3.50%, 6/1/2043	1,236		1,243

Pool # U99134, 4.00%, 1/1/2046	2,997		3,077

Pool # U69030, 4.50%, 1/1/2046	2,599		2,722

Pool # U69039, 4.00%, 2/1/2046	5,301		5,434

FNMA

Pool # 116612, ARM, 3.62%, 3/1/2019 (a)	—	(b)	—	(b)

Pool # 470623, ARM, 3.30%, 3/1/2022 (a)	3,448		3,447

Pool # 54844, ARM, 2.73%, 9/1/2027 (a)	4		4

Pool # 303532, ARM, 4.03%, 3/1/2029 (a)	12		12

Pool # 555258, ARM, 4.16%, 1/1/2033 (a)	117		120

Pool # 722421, ARM, 4.18%, 7/1/2033 (a)	29		29

Pool # 686040, ARM, 4.36%, 7/1/2033 (a)	172		180

Pool # 746299, ARM, 4.69%, 9/1/2033 (a)	84		89

Pool # 743546, ARM, 4.39%, 11/1/2033 (a)	173		181

Pool # 749923, ARM, 4.65%, 11/1/2033 (a)	9		9

Pool # 766610, ARM, 4.61%, 1/1/2034 (a)	53		55

Pool # 735648, ARM, 4.54%, 2/1/2034 (a)	109		115

Pool # 770377, ARM, 3.73%, 4/1/2034 (a)	65		67

Pool # 751531, ARM, 4.21%, 5/1/2034 (a)	86		91

Pool # 778908, ARM, 4.18%, 6/1/2034 (a)	61		63

Pool # 800422, ARM, 4.07%, 8/1/2034 (a)	309		316

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Pool # 735332, ARM, 4.34%, 8/1/2034 (a)	108	113

Pool # 793062, ARM, 4.50%, 8/1/2034 (a)	68	71

Pool # 790964, ARM, 4.38%, 9/1/2034 (a)	46	49

Pool # 794797, ARM, 4.08%, 10/1/2034 (a)	82	84

Pool # 735740, ARM, 4.26%, 10/1/2034 (a)	158	166

Pool # 803599, ARM, 4.37%, 10/1/2034 (a)	166	173

Pool # 803594, ARM, 4.39%, 10/1/2034 (a)	56	58

Pool # 896463, ARM, 4.62%, 10/1/2034 (a)	186	197

Pool # 810896, ARM, 4.15%, 1/1/2035 (a)	785	810

Pool # 735513, ARM, 4.39%, 2/1/2035 (a)	49	51

Pool # 816594, ARM, 4.41%, 2/1/2035 (a)	43	45

Pool # 745862, ARM, 4.39%, 4/1/2035 (a)	144	151

Pool # 735539, ARM, 4.69%, 4/1/2035 (a)	329	345

Pool # 821378, ARM, 3.93%, 5/1/2035 (a)	178	183

Pool # 821179, ARM, 4.05%, 5/1/2035 (a)	24	25

Pool # 823660, ARM, 4.12%, 5/1/2035 (a)	51	53

Pool # 745766, ARM, 4.44%, 6/1/2035 (a)	60	63

Pool # 832801, ARM, 4.36%, 9/1/2035 (a)	64	67

Pool # 849251, ARM, 4.29%, 1/1/2036 (a)	70	72

Pool # 920843, ARM, 5.21%, 3/1/2036 (a)	1,119	1,196

Pool # 872825, ARM, 4.55%, 6/1/2036 (a)	236	248

Pool # 892868, ARM, 4.52%, 7/1/2036 (a)	90	94

Pool # 886558, ARM, 4.61%, 8/1/2036 (a)	55	58

Pool # 920547, ARM, 4.10%, 9/1/2036 (a)	166	172

Pool # 894239, ARM, 4.59%, 10/1/2036 (a)	50	52

Pool # 900191, ARM, 4.83%, 10/1/2036 (a)	65	69

Pool # 902818, ARM, 4.73%, 11/1/2036 (a)	14	14

Pool # 902955, ARM, 4.64%, 12/1/2036 (a)	75	79

Pool # 905189, ARM, 4.81%, 12/1/2036 (a)	24	25

Pool # 995919, ARM, 4.39%, 7/1/2037 (a)	173	181

Pool # 938346, ARM, 4.61%, 7/1/2037 (a)	29	30

Pool # AD0085, ARM, 4.17%, 11/1/2037 (a)	91	94

Pool # AD0179, ARM, 4.72%, 12/1/2037 (a)	92	96

Pool # 966946, ARM, 4.91%, 1/1/2038 (a)	17	18

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2019	J.P. MORGAN INCOME FUNDS	239

JPMorgan Mortgage-Backed Securities Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2019 (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($000)		VALUE ($000)
Mortgage-Backed Securities — continued

FNMA, 15 Year, Single Family

Pool # 742078, 4.50%, 3/1/2019	1		1

Pool # 782612, 6.00%, 7/1/2019	1		1

Pool # 725810, 6.00%, 8/1/2019	—	(b)	—	(b)

Pool # 796668, 5.50%, 9/1/2019	6		6

Pool # 735439, 6.00%, 9/1/2019	1		1

Pool # 805063, 5.00%, 1/1/2020	10		10

Pool # 888557, 5.50%, 3/1/2020	1		1

Pool # 889265, 5.50%, 6/1/2020	—	(b)	—	(b)

Pool # 826493, 5.00%, 7/1/2020	13		13

Pool # 889805, 5.50%, 7/1/2020	1		1

Pool # 735911, 6.50%, 8/1/2020	5		6

Pool # 995886, 6.00%, 4/1/2021	3		3

Pool # 938569, 6.00%, 7/1/2021	7		7

Pool # AD0142, 6.00%, 8/1/2021	8		8

Pool # 888834, 6.50%, 4/1/2022	21		21

Pool # 995428, 5.50%, 11/1/2023	75		77

Pool # 995456, 6.50%, 2/1/2024	118		123

Pool # AD0133, 5.00%, 8/1/2024	103		105

FNMA, 20 Year, Single Family

Pool # 254002, 7.50%, 9/1/2021	5		5

Pool # 254305, 6.50%, 5/1/2022	45		50

Pool # 555791, 6.50%, 12/1/2022	60		65

Pool # 889889, 6.50%, 7/1/2024	43		47

Pool # 257055, 6.50%, 12/1/2027	128		140

Pool # AE0049, 6.00%, 9/1/2029	128		138

Pool # MA0602, 3.50%, 12/1/2030	1,426		1,436

Pool # AP3582, 3.50%, 8/1/2032	2,343		2,380

Pool # AL6238, 4.00%, 1/1/2035	2,294		2,373

FNMA, 30 Year, FHA/VA

Pool # 544983, 9.00%, 11/1/2024	1		1

Pool # 547543, 9.00%, 10/1/2025	1		1

Pool # 535183, 8.00%, 6/1/2028	25		27

Pool # 252155, 7.00%, 10/1/2028	51		56

Pool # 252334, 6.50%, 2/1/2029	127		139

Pool # 252409, 6.50%, 3/1/2029	114		125

Pool # 253275, 8.50%, 3/1/2030	2		2

Pool # 535442, 8.50%, 6/1/2030	3		3

Pool # 787741, 9.00%, 8/1/2030	26		27

Pool # 736113, 9.00%, 6/1/2031	1		1

Pool # 653815, 7.00%, 2/1/2033	22		23

Pool # 752786, 6.00%, 9/1/2033	42		44

Pool # 954255, 6.50%, 8/1/2037	822		911

Pool # 931717, 6.50%, 8/1/2039	358		393

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

FNMA, 30 Year, Single Family

Pool # 479469, 10.00%, 2/1/2024	1	1

Pool # 689977, 8.00%, 3/1/2027	31	34

Pool # 695533, 8.00%, 6/1/2027	15	16

Pool # 756020, 8.50%, 12/1/2027	14	14

Pool # 756015, 8.00%, 7/1/2028	4	4

Pool # 457268, 9.50%, 7/1/2028	1	1

Pool # 527285, 7.00%, 11/1/2028	9	9

Pool # 755973, 8.00%, 11/1/2028	132	149

Pool # 455759, 6.00%, 12/1/2028	23	25

Pool # 776702, 4.50%, 5/1/2029	16	16

Pool # 889020, 6.50%, 11/1/2029	153	169

Pool # 567036, 8.50%, 2/1/2030	38	39

Pool # 598559, 6.50%, 8/1/2031	40	46

Pool # 613000, 7.00%, 11/1/2031	28	28

Pool # 610591, 7.00%, 1/1/2032	55	60

Pool # 788150, 6.00%, 3/1/2032	38	41

Pool # 644694, 7.00%, 5/1/2032	17	17

Pool # 649734, 7.00%, 6/1/2032	32	34

Pool # 649624, 7.00%, 8/1/2032	9	9

Pool # 668825, 7.00%, 8/1/2032	12	12

Pool # 682078, 5.50%, 11/1/2032	267	291

Pool # 668562, 6.00%, 12/1/2032	53	57

Pool # 675555, 6.00%, 12/1/2032	28	30

Pool # AL0045, 6.00%, 12/1/2032	317	349

Pool # 357363, 5.50%, 3/1/2033	456	497

Pool # 674349, 6.00%, 3/1/2033	22	24

Pool # 688625, 6.00%, 3/1/2033	38	41

Pool # 688655, 6.00%, 3/1/2033	32	35

Pool # 695584, 6.00%, 3/1/2033	19	21

Pool # 702901, 6.00%, 5/1/2033	287	316

Pool # 695403, 5.00%, 6/1/2033	166	178

Pool # 995656, 7.00%, 6/1/2033	246	283

Pool # 723852, 5.00%, 7/1/2033	83	88

Pool # 729296, 5.00%, 7/1/2033	192	206

Pool # 726912, 4.00%, 8/1/2033	9	9

Pool # 753696, 4.00%, 8/1/2033	29	30

Pool # 729379, 6.00%, 8/1/2033	41	44

Pool # 726914, 6.50%, 8/1/2033	50	55

Pool # 737825, 6.00%, 9/1/2033	52	57

Pool # AA7943, 4.00%, 10/1/2033	463	477

Pool # 750977, 4.50%, 11/1/2033	67	70

Pool # 725017, 5.50%, 12/1/2033	392	428

Pool # 759424, 5.50%, 1/1/2034	91	99

Pool # 751182, 5.50%, 3/1/2034	77	84

SEE NOTES TO FINANCIAL STATEMENTS.

240	J.P. MORGAN INCOME FUNDS	FEBRUARY 28, 2019

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Mortgage-Backed Securities — continued

Pool # 751341, 5.50%, 3/1/2034	25	26

Pool # 767378, 5.50%, 3/1/2034	45	48

Pool # 776565, 4.00%, 4/1/2034	425	435

Pool # AC1317, 4.50%, 9/1/2034	395	414

Pool # 820347, 5.00%, 9/1/2035	73	78

Pool # 745281, 6.00%, 1/1/2036	59	65

Pool # 888417, 6.50%, 1/1/2036	128	143

Pool # 833629, 7.00%, 3/1/2036	41	45

Pool # 893268, 6.50%, 8/1/2036	73	80

Pool # 833657, 7.50%, 8/1/2036	23	25

Pool # AA0922, 6.00%, 9/1/2036	364	401

Pool # 878225, 6.50%, 10/1/2036	147	168

Pool # 985683, 8.00%, 10/1/2036	98	111

Pool # 888476, 7.50%, 5/1/2037	75	88

Pool # 945870, 6.50%, 8/1/2037	73	80

Pool # 946338, 7.00%, 9/1/2037	60	66

Pool # 888707, 7.50%, 10/1/2037	166	196

Pool # 889883, 6.50%, 3/1/2038	154	172

Pool # AC9081, 6.50%, 9/1/2038	186	210

Pool # 909236, 7.00%, 9/1/2038	430	512

Pool # 934591, 7.00%, 10/1/2038	96	112

Pool # AB2869, 6.00%, 11/1/2038	369	407

Pool # 995504, 7.50%, 11/1/2038	47	55

Pool # 257510, 7.00%, 12/1/2038	203	241

Pool # AD0753, 7.00%, 1/1/2039	425	489

Pool # 890661, 7.00%, 2/1/2039	2,074	2,362

Pool # AD0780, 7.50%, 4/1/2039	720	825

Pool # AD6377, 5.50%, 5/1/2040	245	265

Pool # AL6839, 5.00%, 4/1/2042	2,598	2,782

Pool # AR8128, 3.50%, 3/1/2043	2,322	2,341

Pool # AB9944, 3.00%, 7/1/2043	4,486	4,398

Pool # AL8256, 3.00%, 8/1/2043	4,713	4,630

Pool # AZ8089, 4.00%, 7/1/2045	2,869	2,937

Pool # BA2343, 4.00%, 9/1/2045	5,648	5,781

Pool # BC9441, 3.50%, 4/1/2046	619	621

Pool # BC6982, 4.00%, 4/1/2046	4,015	4,110

Pool # BD0299, 3.50%, 5/1/2046	858	862

Pool # BC1249, 3.50%, 6/1/2046	867	869

Pool # BD1243, 3.50%, 6/1/2046	936	940

Pool # BD3066, 3.50%, 7/1/2046	2,943	2,954

Pool # BD3088, 3.50%, 7/1/2046	1,037	1,040

Pool # BD7764, 3.50%, 9/1/2046	2,315	2,323

Pool # BE5870, 3.50%, 1/1/2047	5,542	5,549

Pool # BH4665, 4.00%, 6/1/2047	3,305	3,380

Pool # BH7626, 4.00%, 8/1/2047	3,545	3,626

INVESTMENTS	PRINCIPAL AMOUNT ($000)		VALUE ($000)

Pool # BM3500, 4.00%, 9/1/2047	4,306		4,425

Pool # BJ1778, 4.50%, 10/1/2047	2,529		2,642

Pool # BE8351, 4.00%, 2/1/2048	3,617		3,694

Pool # BK7006, 4.50%, 6/1/2048	2,625		2,736

Pool # BD9084, 4.50%, 7/1/2048	2,288		2,408

Pool # BN1829, 4.50%, 10/1/2048	4,474		4,674

Pool # BN4960, 5.00%, 12/1/2048	2,097		2,201

Pool # BN5013, 5.00%, 1/1/2049	4,600		4,934

Pool # BN6788, 4.50%, 2/1/2049	2,908		3,011

FNMA, Other

Pool # AE0134, 4.40%, 2/1/2020	731		739

Pool # AE0136, 4.38%, 4/1/2020	2,150		2,182

Pool # 465659, 3.74%, 7/1/2020	1,283		1,297

Pool # 465578, 3.93%, 7/1/2020	1,436		1,456

Pool # 465491, 4.07%, 7/1/2020	7,150		7,261

Pool # 465769, 3.96%, 8/1/2020	2,698		2,739

Pool # 100120, 11.00%, 8/20/2020	—	(b)	—	(b)

Pool # 466090, 3.28%, 10/1/2020	2,662		2,676

Pool # FN0008, 3.38%, 10/1/2020	380		383

Pool # 465721, 4.04%, 10/1/2020	1,600		1,630

Pool # 466430, 3.37%, 11/1/2020	3,399		3,429

Pool # FN0022, 3.54%, 12/1/2020	1,366		1,381

Pool # 466689, 3.59%, 12/1/2020	682		691

Pool # 466836, 3.87%, 1/1/2021	2,861		2,916

Pool # FN0003, 4.28%, 1/1/2021	567		582

Pool # 467264, 4.33%, 2/1/2021	1,369		1,408

Pool # 467278, 4.35%, 2/1/2021	1,826		1,878

Pool # 467344, 4.48%, 2/1/2021	1,769		1,824

Pool # 467944, 4.25%, 4/1/2021	2,000		2,056

Pool # 467630, 4.30%, 4/1/2021	1,371		1,413

Pool # 468243, 3.97%, 6/1/2021	2,235		2,289

Pool # 468237, 4.02%, 6/1/2021	3,000		3,078

Pool # 468066, 4.30%, 6/1/2021	1,374		1,413

Pool # 468043, 4.31%, 6/1/2021	7,033		7,267

Pool # 468102, 4.34%, 6/1/2021	9,000		9,251

Pool # 458063, 9.73%, 6/15/2021	—	(b)	—	(b)

Pool # 468614, 3.86%, 7/1/2021	2,184		2,237

Pool # 468667, 3.94%, 7/1/2021	4,000		4,097

Pool # 468665, 3.97%, 7/1/2021	3,103		3,180

Pool # 468651, 3.99%, 7/1/2021	964		989

Pool # 468564, 4.06%, 7/1/2021	7,687		7,896

Pool # 468128, 4.33%, 7/1/2021	1,162		1,200

Pool # 468699, 4.05%, 8/1/2021	2,923		3,002

Pool # AM6602, 2.63%, 9/1/2021	600		596

Pool # AM7314, 2.63%, 11/1/2021	2,000		1,987

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2019	J.P. MORGAN INCOME FUNDS	241

JPMorgan Mortgage-Backed Securities Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2019 (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Mortgage-Backed Securities — continued

Pool # 469552, 3.43%, 11/1/2021	2,287	2,327

Pool # 469873, 3.03%, 12/1/2021	7,125	7,180

Pool # 469074, 3.83%, 12/1/2021	6,200	6,374

Pool # AM7739, 2.40%, 1/1/2022	666	658

Pool # 470324, 3.03%, 1/1/2022	4,061	4,092

Pool # 470166, 3.09%, 1/1/2022	6,691	6,754

Pool # 470302, 3.13%, 1/1/2022	1,737	1,753

Pool # 470350, 3.24%, 1/1/2022	4,602	4,658

Pool # 470546, 2.99%, 2/1/2022	2,121	2,133

Pool # 470202, 3.14%, 2/1/2022	2,611	2,637

Pool # 470251, 3.20%, 2/1/2022	3,612	3,655

Pool # 470622, 2.75%, 3/1/2022	793	791

Pool # 923803, 5.00%, 4/1/2022	10	10

Pool # 471274, 2.86%, 5/1/2022	3,509	3,512

Pool # 471177, 2.94%, 5/1/2022	3,503	3,520

Pool # 471199, 3.00%, 5/1/2022	2,799	2,818

Pool # 471151, 3.02%, 5/1/2022	4,434	4,466

Pool # 471313, 3.08%, 5/1/2022	2,193	2,213

Pool # 471190, 3.12%, 5/1/2022	3,342	3,376

Pool # 471599, 2.60%, 6/1/2022	4,715	4,690

Pool # 471747, 2.76%, 6/1/2022	7,000	6,968

Pool # 471674, 2.79%, 6/1/2022	1,982	1,980

Pool # 471735, 2.79%, 6/1/2022	2,341	2,339

Pool # 471256, 2.98%, 6/1/2022	3,000	3,020

Pool # 471839, 2.67%, 7/1/2022	5,208	5,184

Pool # 471947, 2.75%, 7/1/2022	1,681	1,681

Pool # 471893, 2.83%, 7/1/2022	5,101	5,103

Pool # 471828, 2.65%, 8/1/2022	8,320	8,276

Pool # 471871, 2.86%, 8/1/2022	3,963	3,969

Pool # 471901, 2.90%, 9/1/2022	2,808	2,820

Pool # AM0903, 2.53%, 10/1/2022	3,879	3,853

Pool # AM0904, 2.53%, 10/1/2022	4,885	4,852

Pool # AM1196, 2.37%, 11/1/2022	4,078	4,029

Pool # AM0585, 2.38%, 11/1/2022	1,775	1,754

Pool # AM1492, 2.47%, 11/1/2022	1,500	1,487

Pool # AM1619, 2.34%, 12/1/2022	4,284	4,218

Pool # AM0811, 2.42%, 12/1/2022	3,093	3,060

Pool # AM1835, 2.53%, 12/1/2022	2,000	1,986

Pool # AM1922, 2.15%, 1/1/2023	3,827	3,750

Pool # AM2111, 2.34%, 1/1/2023	3,289	3,244

Pool # AM2859, 2.65%, 3/1/2023	2,000	1,985

Pool # AM3069, 2.64%, 4/1/2023	1,817	1,803

Pool # AM3563, 2.51%, 6/1/2023	889	882

Pool # AM3990, 3.74%, 7/1/2023	965	1,003

Pool # AM4066, 3.59%, 8/1/2023	3,000	3,110

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Pool # AM4044, 3.49%, 9/1/2023	6,175	6,363

Pool # AM4716, 3.38%, 12/1/2023	1,473	1,504

Pool # AM7024, 2.90%, 12/1/2024	1,000	996

Pool # AM7589, 2.95%, 12/1/2024	1,961	1,967

Pool # AM7290, 2.97%, 12/1/2024	1,165	1,170

Pool # AM7576, 3.04%, 12/1/2024	2,000	2,015

Pool # AM7124, 3.11%, 12/1/2024	4,000	4,045

Pool # AM7682, 2.84%, 1/1/2025	1,670	1,658

Pool # AM7571, 2.89%, 1/1/2025	1,510	1,503

Pool # AN0029, 3.10%, 9/1/2025	2,381	2,403

Pool # AN0287, 2.95%, 11/1/2025	4,500	4,487

Pool # AM4660, 3.77%, 12/1/2025	4,988	5,202

Pool # AM6381, 3.29%, 8/1/2026	5,000	5,074

Pool # 468574, 4.55%, 8/1/2026	2,869	3,077

Pool # 468573, 4.76%, 8/1/2026	2,656	2,886

Pool # AM6808, 3.24%, 10/1/2026	2,035	2,064

Pool # AM7321, 3.12%, 11/1/2026	980	984

Pool # 469615, 4.08%, 11/1/2026	10,105	10,682

Pool # AM7118, 3.14%, 12/1/2026	1,849	1,864

Pool # AN4571, 3.07%, 2/1/2027	1,786	1,787

Pool # AN4363, 3.25%, 2/1/2027	4,344	4,384

Pool # AN4917, 3.13%, 3/1/2027	4,100	4,089

Pool # AM8529, 3.03%, 4/1/2027	1,000	993

Pool # 470893, 3.46%, 4/1/2027	2,194	2,235

Pool # AM8745, 2.81%, 5/1/2027	1,708	1,671

Pool # AM8595, 2.83%, 5/1/2027	4,000	3,903

Pool # AM8987, 2.79%, 6/1/2027	935	917

Pool # AM9169, 3.08%, 6/1/2027	2,393	2,386

Pool # AN6318, 3.18%, 8/1/2027	3,000	2,979

Pool # AM0414, 2.87%, 9/1/2027	1,300	1,266

Pool # AN9656, 3.57%, 7/1/2028	2,424	2,482

Pool # AM3894, 3.85%, 7/1/2028	1,097	1,149

Pool # AN2216, 2.64%, 8/1/2028	2,500	2,379

Pool # AN9699, 3.53%, 8/1/2028	5,350	5,461

Pool # AN2497, 2.60%, 9/1/2028	4,000	3,799

Pool # 109421, 3.75%, 9/1/2028	1,991	2,066

Pool # AN9248, 3.81%, 9/1/2028	5,250	5,394

Pool # BL0920, 3.82%, 9/1/2028	2,547	2,656

Pool # AN2905, 2.55%, 10/1/2028	2,000	1,888

Pool # AN3244, 2.59%, 10/1/2028	2,000	1,880

Pool # AN3570, 2.71%, 11/1/2028	10,000	9,555

Pool # BL0418, 3.85%, 11/1/2028	5,300	5,538

Pool # AN3828, 2.67%, 12/1/2028	3,716	3,547

Pool # AN3685, 2.69%, 12/1/2028	4,020	3,809

Pool # BL0985, 3.89%, 12/1/2028	4,988	5,231

SEE NOTES TO FINANCIAL STATEMENTS.

242	J.P. MORGAN INCOME FUNDS	FEBRUARY 28, 2019

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Mortgage-Backed Securities — continued

Pool # BL0819, 3.95%, 12/1/2028	5,075	5,346

Pool # AN4154, 3.17%, 1/1/2029	6,060	5,984

Pool # AN4349, 3.35%, 1/1/2029	2,970	2,978

Pool # BL1435, 3.53%, 1/1/2029	8,000	8,146

Pool # BL1430, 3.85%, 1/1/2029	3,000	3,140

Pool # AN4697, 3.22%, 2/1/2029	5,000	4,985

Pool # BL1450, 3.56%, 2/1/2029	5,250	5,372

Pool # BL1339, 3.66%, 2/1/2029	6,110	6,286

Pool # AN4975, 3.21%, 3/1/2029	2,065	2,057

Pool # AN5279, 3.34%, 4/1/2029	4,471	4,503

Pool # AN6158, 2.99%, 7/1/2029	2,400	2,331

Pool # AN6214, 3.03%, 7/1/2029	5,824	5,678

Pool # AN5989, 3.21%, 7/1/2029	3,000	2,960

Pool # AN6019, 3.10%, 8/1/2029	4,500	4,411

Pool # AM7018, 3.63%, 10/1/2029	1,875	1,934

Pool # AM7013, 3.39%, 12/1/2029	1,449	1,456

Pool # AN7947, 3.16%, 1/1/2030	2,000	1,964

Pool # AN7812, 3.03%, 2/1/2030	11,805	11,527

Pool # AN8154, 3.17%, 2/1/2030	6,375	6,265

Pool # AN8514, 3.27%, 2/1/2030	2,000	1,985

Pool # AM7516, 3.55%, 2/1/2030	2,000	2,039

Pool # AM8692, 3.03%, 4/1/2030	3,000	2,886

Pool # AN6878, 3.11%, 4/1/2030	940	923

Pool # AM8408, 3.13%, 4/1/2030	6,000	5,883

Pool # AM8889, 2.92%, 5/1/2030	3,000	2,859

Pool # AM8666, 2.96%, 6/1/2030	1,926	1,867

Pool # AM8958, 2.97%, 6/1/2030	3,000	2,868

Pool # AM9012, 3.13%, 6/1/2030	1,000	972

Pool # AM9014, 3.20%, 6/1/2030	1,500	1,480

Pool # AN9588, 3.88%, 6/1/2030	2,362	2,462

Pool # AM9320, 3.30%, 7/1/2030	1,005	991

Pool # AN9928, 3.80%, 7/1/2030	5,030	5,207

Pool # AN9888, 3.85%, 7/1/2030	11,000	11,436

Pool # AM9755, 3.32%, 8/1/2030	2,398	2,389

Pool # 387961, 3.61%, 8/1/2030	5,420	5,516

Pool # AM9676, 3.37%, 9/1/2030	1,421	1,424

Pool # AM9218, 3.39%, 9/1/2030	2,545	2,556

Pool # AN0099, 3.28%, 11/1/2030	7,175	7,080

Pool # 467096, 4.97%, 2/1/2031	3,252	3,529

Pool # AN1676, 2.99%, 5/1/2031	3,850	3,682

Pool # AI2479, 5.00%, 5/1/2031	676	715

Pool # AN1683, 3.03%, 6/1/2031	5,268	5,054

Pool # AN3620, 2.75%, 11/1/2031	6,275	5,885

Pool # AN4187, 3.49%, 1/1/2032	2,034	2,044

Pool # AN4118, 3.24%, 2/1/2032	8,000	7,815

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Pool # AN4964, 3.32%, 4/1/2032	1,944	1,922

Pool # AN6123, 3.06%, 8/1/2032	800	757

Pool # AN6651, 2.94%, 10/1/2032	684	651

Pool # AD8548, 5.50%, 1/1/2033	244	255

Pool # AR7484, 3.50%, 2/1/2033	1,952	1,969

Pool # AT7117, 3.50%, 6/1/2033	2,308	2,328

Pool # 754922, 5.50%, 9/1/2033	72	76

Pool # 762520, 4.00%, 11/1/2033	376	382

Pool # BL1425, 4.06%, 1/1/2034	2,996	3,174

Pool # AM7111, 3.57%, 11/1/2034	2,343	2,360

Pool # AM7122, 3.61%, 11/1/2034	2,323	2,358

Pool # AM9188, 3.12%, 6/1/2035	2,000	1,891

Pool # 847108, 6.50%, 10/1/2035	79	84

Pool # 881628, 5.00%, 1/1/2036	25	25

Pool # 256128, 6.00%, 2/1/2036	24	26

Pool # 868763, 6.50%, 4/1/2036	8	8

Pool # 872740, 6.50%, 6/1/2036	65	70

Pool # 907742, 7.00%, 12/1/2036	37	40

Pool # 256651, 6.00%, 3/1/2037	38	39

Pool # 888408, 6.00%, 3/1/2037	102	110

Pool # 888373, 7.00%, 3/1/2037	68	73

Pool # 888796, 6.00%, 9/1/2037	209	228

Pool # 888698, 7.00%, 10/1/2037	188	215

Pool # 953501, 7.00%, 11/1/2037	148	159

Pool # 257172, 5.50%, 4/1/2038	45	47

Pool # AD0810, 6.00%, 11/1/2039	1	1

Pool # AB1830, 3.50%, 11/1/2040	1,042	1,050

Pool # AL2606, 4.00%, 3/1/2042	894	908

Pool # AO6757, 4.00%, 6/1/2042	2,644	2,713

Pool # AO7225, 4.00%, 7/1/2042	1,936	1,986

Pool # AO9352, 4.00%, 7/1/2042	1,077	1,105

Pool # AO9353, 4.00%, 7/1/2042	982	1,008

Pool # AP0838, 4.00%, 7/1/2042	9,510	9,757

Pool # MA1125, 4.00%, 7/1/2042	907	930

Pool # MA1177, 3.50%, 9/1/2042	1,039	1,045

Pool # MA1178, 4.00%, 9/1/2042	2,384	2,447

Pool # MA1213, 3.50%, 10/1/2042	4,993	5,024

Pool # AR1397, 3.00%, 1/1/2043	1,758	1,727

Pool # AB8517, 3.00%, 2/1/2043	1,096	1,077

Pool # MA1373, 3.50%, 3/1/2043	4,718	4,748

Pool # MA1437, 3.50%, 5/1/2043	1,477	1,486

Pool # MA1442, 4.00%, 5/1/2043	3,743	3,841

Pool # MA1463, 3.50%, 6/1/2043	2,386	2,401

Pool # MA1552, 3.00%, 8/1/2043	1,239	1,217

Pool # MA1582, 3.50%, 9/1/2043	314	316

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2019	J.P. MORGAN INCOME FUNDS	243

JPMorgan Mortgage-Backed Securities Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2019 (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($000)		VALUE ($000)
Mortgage-Backed Securities — continued

Pool # MA2434, 3.50%, 9/1/2045	1,457		1,462

Pool # MA2493, 3.50%, 12/1/2045	414		415

Pool # BC1157, 3.50%, 1/1/2046	1,138		1,141

Pool # MA2545, 3.50%, 2/1/2046	703		705

Pool # BC4832, 3.50%, 3/1/2046	798		801

Pool # AS6970, 3.50%, 4/1/2046	4,542		4,557

Pool # BC8400, 3.50%, 5/1/2046	1,056		1,059

Pool # AS7424, 3.50%, 6/1/2046	1,960		1,966

Pool # MA2658, 3.50%, 6/1/2046	6,280		6,300

GNMA I, 30 Year, Single Family

Pool # 608665, 6.50%, 8/15/2022	106		110

Pool # 313110, 7.50%, 11/15/2022	—	(b)	—	(b)

Pool # 554105, 6.50%, 3/15/2023	22		23

Pool # 345288, 7.50%, 3/15/2023	4		4

Pool # 623185, 7.00%, 8/15/2023	19		19

Pool # 628407, 6.50%, 11/15/2023	21		22

Pool # 782507, 9.50%, 10/15/2024	25		26

Pool # 441957, 6.38%, 8/15/2026	43		47

Pool # 780653, 6.50%, 10/15/2027	456		501

Pool # 450038, 7.50%, 7/15/2028	6		6

Pool # 486537, 7.50%, 9/15/2028	6		7

Pool # 486631, 6.50%, 10/15/2028	2		2

Pool # 556255, 6.50%, 10/15/2031	37		41

Pool # 569568, 6.50%, 1/15/2032	245		277

Pool # 611453, 7.00%, 4/15/2032	11		11

Pool # 569423, 7.00%, 5/15/2032	68		74

Pool # 591882, 6.50%, 7/15/2032	21		23

Pool # 552665, 7.00%, 7/15/2032	57		62

Pool # 782032, 7.00%, 10/15/2032	172		194

Pool # 591420, 7.50%, 1/15/2033	20		20

Pool # 607645, 6.50%, 2/15/2033	22		24

Pool # 604168, 6.50%, 4/15/2033	39		43

Pool # 615786, 7.00%, 5/15/2033	52		57

Pool # 781614, 7.00%, 6/15/2033	52		60

Pool # 638733, 7.00%, 3/15/2037	168		177

Pool # AT7652, 4.00%, 8/15/2046	3,052		3,164

Pool # BI6468, 5.00%, 12/15/2048	8,389		8,898

GNMA II, 30 Year, Single Family

Pool # 1974, 8.50%, 3/20/2025	2		2

Pool # 2006, 8.50%, 5/20/2025	4		4

Pool # 2234, 8.00%, 6/20/2026	2		2

Pool # 2270, 8.00%, 8/20/2026	3		3

Pool # 2324, 8.00%, 11/20/2026	2		2

Pool # 2499, 8.00%, 10/20/2027	5		6

Pool # 2549, 7.50%, 2/20/2028	2		2

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Pool # 2646, 7.50%, 9/20/2028	6	6

Pool # 737076, 6.50%, 10/20/2033	281	300

Pool # 616732, 6.50%, 9/20/2034	185	198

Pool # 748766, 6.50%, 1/20/2039	135	145

Pool # 752496, 6.50%, 1/20/2039	182	204

Pool # 783389, 6.00%, 8/20/2039	1,277	1,408

Pool # 783444, 5.50%, 9/20/2039	279	296

Pool # AJ9020, 4.50%, 10/20/2044	990	1,017

Pool # 783967, 4.25%, 12/20/2044	2,138	2,247

Pool # AK8803, 4.00%, 3/20/2046	1,830	1,884

Pool # AS8110, 3.75%, 8/20/2046	3,024	3,079

Pool # AY2381, 4.25%, 7/20/2047	1,548	1,591

Pool # AY2388, 4.25%, 9/20/2047	4,231	4,395

Pool # AY2392, 4.25%, 11/20/2047	4,488	4,710

Pool # AY2395, 4.25%, 1/20/2048	4,069	4,262

Pool # AY2404, 4.25%, 5/20/2048	5,502	5,716

Pool # BF2645, 5.50%, 5/20/2048	2,981	3,226

Pool # AY2405, 4.25%, 6/20/2048	6,776	7,039

Pool # BD0531, 5.00%, 6/20/2048	4,459	4,712

Pool # BD0532, 5.00%, 6/20/2048	3,413	3,606

Pool # BF2971, 5.00%, 6/20/2048	4,000	4,259

Pool # AY2407, 4.25%, 7/20/2048	2,700	2,805

Pool # AY2408, 4.50%, 7/20/2048	1,718	1,802

Pool # BG7397, 4.50%, 7/20/2048	1,988	2,081

Pool # BF3017, 5.00%, 7/20/2048	2,179	2,296

Pool # BI0730, 5.00%, 7/20/2048	4,741	5,031

Pool # AY2409, 4.25%, 8/20/2048	2,039	2,118

Pool # AY2410, 4.50%, 8/20/2048	1,622	1,701

Pool # BD0550, 5.00%, 8/20/2048	5,547	5,862

Pool # BG7389, 5.00%, 8/20/2048	2,244	2,387

Pool # BG7391, 5.00%, 8/20/2048	2,980	3,173

Pool # AY2412, 4.50%, 9/20/2048	6,480	6,796

Pool # 784626, 4.50%, 10/20/2048	4,988	5,190

Pool # BI4488, 4.50%, 11/20/2048	2,690	2,816

Pool # BK2584, 5.00%, 11/20/2048	1,524	1,609

Pool # BK2585, 5.00%, 11/20/2048	4,591	4,847

Pool # BK2586, 5.00%, 11/20/2048	4,983	5,261

Pool # BI6431, 4.50%, 12/20/2048	4,463	4,671

Pool # BI6669, 4.50%, 12/20/2048	3,757	3,932

Pool # BJ9819, 4.75%, 12/20/2048	6,162	6,494

Pool # BJ7083, 5.00%, 12/20/2048	1,635	1,727

Pool # BJ7084, 5.00%, 12/20/2048	4,641	4,931

Pool # BK7169, 5.00%, 12/20/2048	4,988	5,272

Pool # BJ9821, 4.75%, 1/20/2049	5,993	6,305

Pool # BJ1334, 5.00%, 1/20/2049	6,613	7,013

SEE NOTES TO FINANCIAL STATEMENTS.

244	J.P. MORGAN INCOME FUNDS	FEBRUARY 28, 2019

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Mortgage-Backed Securities — continued

Pool # BJ9637, 5.00%, 1/20/2049	2,004	2,133

Pool # BJ9641, 5.00%, 1/20/2049	3,497	3,722

Pool # BJ9642, 5.00%, 1/20/2049	1,998	2,127

Pool # BJ9824, 4.50%, 2/20/2049	2,653	2,782

Pool # BJ9825, 4.50%, 2/20/2049	1,585	1,662

Pool # BK7188, 4.50%, 2/20/2049	7,000	7,318

Pool # BJ9630, 5.00%, 2/20/2049	1,853	1,973

Pool # BJ9633, 5.00%, 2/20/2049	2,353	2,505

Pool # BJ9830, 5.00%, 2/20/2049	1,693	1,803

Pool # BK7189, 5.00%, 2/20/2049	6,000	6,341

GNMA II, Other

Pool # AD0018, 3.75%, 12/20/2032	1,401	1,419

Pool # 4285, 6.00%, 11/20/2038	68	72

Pool # AC0979, 4.44%, 4/20/2063 (a)	2,087	2,122

Pool # AC0977, 4.42%, 5/20/2063 (a)	2,080	2,111

Pool # AC0973, 4.45%, 5/20/2063 (a)	1,364	1,384

Total Mortgage-Backed Securities (Cost $1,045,071)		1,039,759

Collateralized Mortgage Obligations — 20.5%

Acre, 0.00%, 12/15/2020	3,315	3,315

Alternative Loan Trust

Series 2004-J3, Class 4A1, 4.75%, 4/25/2019	7	7

Series 2004-2CB, Class 1A9, 5.75%, 3/25/2034	876	914

Series 2005-J1, Class 1A4, IF, IO, 2.61%, 2/25/2035 ‡ (a)	229	3

Series 2005-1CB, Class 1A6, IF, IO, 4.61%, 3/25/2035 ‡ (a)	506	62

Series 2005-22T1, Class A2, IF, IO, 2.58%, 6/25/2035 ‡ (a)	2,317	221

Series 2005-20CB, Class 3A8, IF, IO, 2.26%, 7/25/2035 ‡ (a)	2,670	225

Series 2005-28CB, Class 3A5, 6.00%, 8/25/2035	91	65

Series 2005-37T1, Class A2, IF, IO, 2.56%, 9/25/2035 ‡ (a)	4,043	404

Series 2005-54CB, Class 1A2, IF, IO, 2.36%, 11/25/2035 ‡ (a)	3,208	303

Series 2005-54CB, Class 1A11, 5.50%, 11/25/2035	538	500

Series 2005-54CB, Class 1A7, 5.50%, 11/25/2035	17	16

Series 2005-57CB, Class 3A2, IF, IO, 2.61%, 12/25/2035 ‡ (a)	347	32

Series 2005-64CB, Class 1A9, 5.50%, 12/25/2035	278	270

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Series 2005-86CB, Class A11, 5.50%, 2/25/2036	351	300

Series 2006-7CB, Class 1A2, IF, IO, 2.81%, 5/25/2036 ‡ (a)	10,862	1,703

Series 2006-26CB, Class A9, 6.50%, 9/25/2036	408	325

American General Mortgage Loan Trust Series 2006-1, Class A5, 5.75%, 12/25/2035 (a) (c)	23	23

Angel Oak Mortgage Trust LLC Series 2017-1, Class A3, 3.64%, 1/25/2047 (a) (c)	284	283

Antler Mortgage Trust Series 2018-RTL1, Class A1, 4.34%, 7/25/2022 (c)	3,621	3,617

ASG Resecuritization Trust Series 2011-1, Class 2A35, 6.00%, 9/28/2036 (c)	229	168

Banc of America Alternative Loan Trust

Series 2005-1, Class CBIO, IO, 5.50%, 2/25/2035 ‡	1,062	190

Series 2005-12, Class CBIO, IO, 5.75%, 1/25/2036 ‡	913	144

Banc of America Funding Trust

Series 2004-1, PO, 3/25/2034 ‡	77	66

Series 2004-3, Class 1A1, 5.50%, 10/25/2034	171	178

Series 2004-C, Class 1A1, 4.97%, 12/20/2034 (a)	209	209

Series 2005-1, Class 30IO, IO, 5.50%, 2/25/2035 ‡	310	53

Series 2005-E, Class 4A1, 4.71%, 3/20/2035 (a)	260	262

Series 2005-4, Class 30PO, PO, 8/25/2035 ‡	37	34

Series 2005-6, Class 2A7, 5.50%, 10/25/2035	164	157

Series 2005-7, Class 30PO, PO, 11/25/2035 ‡	24	20

Series 2005-8, Class 30PO, PO, 1/25/2036 ‡	92	70

Banc of America Mortgage Trust

Series 2004-9, Class 3A1, 6.50%, 9/25/2032	17	18

Series 2003-C, Class 3A1, 4.19%, 4/25/2033 (a)	80	81

Series 2003-J, Class 3A2, 4.76%, 11/25/2033 (a)	403	406

Series 2004-C, Class 2A2, 4.17%, 4/25/2034 (a)	238	240

Series 2004-J, Class 3A1, 4.87%, 11/25/2034 (a)	224	225

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2019	J.P. MORGAN INCOME FUNDS	245

JPMorgan Mortgage-Backed Securities Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2019 (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Collateralized Mortgage Obligations — continued

BCAP LLC Trust

Series 2009-RR5, Class 8A1, 5.50%, 11/26/2034 (a) (c)	191	195

Series 2010-RR7, Class 2A1, 3.86%, 7/26/2045 (a) (c)	1,308	1,301

Bear Stearns ALT-A Trust Series 2005-2, Class 1A1, 2.99%, 3/25/2035 (a)	17	17

Bear Stearns ARM Trust

Series 2003-4, Class 3A1, 4.46%, 7/25/2033 (a)	162	164

Series 2003-7, Class 3A, 4.20%, 10/25/2033 (a)	74	74

Series 2004-1, Class 12A1, 4.41%, 4/25/2034 (a)	271	271

Series 2004-2, Class 14A, 4.11%, 5/25/2034 (a)	121	120

Series 2006-1, Class A1, 4.91%, 2/25/2036 (a)	586	591

Bear Stearns Asset-Backed Securities Trust Series 2003-AC5, Class A1, 5.75%, 10/25/2033 (d)	345	358

Cendant Mortgage Capital CDMC Mortgage Pass-Through Certificates Series 2003-9, Class 1P, PO, 11/25/2033 ‡	27	25

Chase Mortgage Finance Trust

Series 2007-A1, Class 7A1, 4.26%, 2/25/2037 (a)	119	120

Series 2007-A1, Class 2A1, 4.48%, 2/25/2037 (a)	106	109

Series 2007-A1, Class 9A1, 4.51%, 2/25/2037 (a)	320	318

Series 2007-A1, Class 1A3, 4.62%, 2/25/2037 (a)	1,263	1,282

Series 2007-A2, Class 2A1, 4.51%, 7/25/2037 (a)	309	315

CHL Mortgage Pass-Through Trust

Series 2004-3, PO, 4/25/2034 ‡	23	21

Series 2004-3, Class A26, 5.50%, 4/25/2034	167	171

Series 2004-HYB1, Class 2A, 4.20%, 5/20/2034 (a)	69	69

Series 2004-HYB3, Class 2A, 3.62%, 6/20/2034 (a)	453	456

Series 2004-7, Class 2A1, 4.06%, 6/25/2034 (a)	60	62

Series 2004-5, Class 1A4, 5.50%, 6/25/2034	539	543

Series 2004-13, Class 1A4, 5.50%, 8/25/2034	301	308

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Series 2004-HYB6, Class A3, 4.27%, 11/20/2034 (a)	229	233

Series 2005-16, Class A23, 5.50%, 9/25/2035	140	132

Series 2005-22, Class 2A1, 4.05%, 11/25/2035 (a)	693	607

Series 2007-4, Class 1A52, IF, IO, 2.91%, 5/25/2037 ‡ (a)	2,220	304

Citicorp Mortgage Securities REMIC Pass-Through Certificates Trust Series 2005-6, Class APO, PO, 9/25/2035 ‡	39	33

Citigroup Global Markets Mortgage Securities VII, Inc.

Series 2003-UP2, Class PO1, PO, 6/25/2033 ‡	1	—	(b)

Series 2003-HYB1, Class A, 4.74%, 9/25/2033 (a)	140	142

Citigroup Mortgage Loan Trust

Series 2009-10, Class 1A1, 4.34%, 9/25/2033 (a) (c)	352	358

Series 2009-10, Class 2A1A, 7.00%, 12/25/2035 (a) (c)	32	33

Series 2015-A, Class B2, 4.50%, 6/25/2058 (a) (c)	681	707

Citigroup Mortgage Loan Trust, Inc.

Series 2003-1, Class WPO2, PO, 6/25/2031 ‡	7	7

Series 2003-1, Class WA2, 6.50%, 6/25/2031 ‡	7	7

Series 2003-1, Class PO3, PO, 9/25/2033 ‡	37	35

Series 2003-UP3, Class A3, 7.00%, 9/25/2033	8	8

Series 2003-1, Class 2A5, 5.25%, 10/25/2033	65	67

Series 2004-UST1, Class A6, 4.17%, 8/25/2034 (a)	94	92

Series 2004-UST1, Class A3, 4.58%, 8/25/2034 (a)	84	86

Series 2005-1, Class 2A1A, 3.48%, 2/25/2035 (a)	158	136

Series 2005-2, Class 2A11, 5.50%, 5/25/2035	366	374

Series 2005-5, Class 1A2, 4.00%, 8/25/2035 (a)	446	361

Conix Mortgage Asset Trust Series 2013-1, Class A, 12/25/2047 ‡ (a) (e)	1,618	168

Credit Suisse First Boston Mortgage Securities Corp.

Series 2004-5, Class 3A1, 5.25%, 8/25/2019	33	33

SEE NOTES TO FINANCIAL STATEMENTS.

246	J.P. MORGAN INCOME FUNDS	FEBRUARY 28, 2019

INVESTMENTS	PRINCIPAL AMOUNT ($000)		VALUE ($000)
Collateralized Mortgage Obligations — continued

Series 2003-1, Class DB1, 6.71%, 2/25/2033 (a)	518		543

Series 2003-AR15, Class 3A1, 4.26%, 6/25/2033 (a)	259		260

Series 2003-21, Class 1A4, 5.25%, 9/25/2033	142		147

Series 2004-AR2, Class 2A1, 4.70%, 3/25/2034 (a)	454		460

CSFB Mortgage-Backed Pass-Through Certificates

Series 2003-27, Class 5A3, 5.25%, 11/25/2033	482		491

Series 2003-27, Class 5A4, 5.25%, 11/25/2033	289		294

Series 2003-29, Class 1A1, 6.50%, 12/25/2033	302		315

Series 2003-29, Class 5A1, 7.00%, 12/25/2033	209		225

Series 2004-4, Class 2A4, 5.50%, 9/25/2034	225		236

Series 2004-8, Class 1A4, 5.50%, 12/25/2034	282		293

Series 2005-4, Class 2X, IO, 5.50%, 6/25/2035 ‡ (a)	848		101

Series 2005-9, Class DX, IO, 5.50%, 10/25/2035 ‡	621		8

Deutsche Alt-A Securities, Inc. Mortgage Loan Trust Series 2005-1, Class 2A1, 5.35%, 2/25/2020 (a)	67		67

FHLMC REMIC

Series 2934, Class EC, PO, 2/15/2020	54		54

Series 2934, Class HI, IO, 5.00%, 2/15/2020	57		1

Series 2934, Class KI, IO, 5.00%, 2/15/2020	28		—	(b)

Series 2347, Class VP, 6.50%, 3/15/2020	5		5

Series 2967, Class JI, IO, 5.00%, 4/15/2020	19		—	(b)

Series 77, Class H, 8.50%, 9/15/2020	—	(b)	—	(b)

Series 1807, Class G, 9.00%, 10/15/2020	—	(b)	—	(b)

Series 84, Class F, 9.20%, 10/15/2020	—	(b)	—	(b)

Series 81, Class A, 8.13%, 11/15/2020	—	(b)	—	(b)

Series 99, Class Z, 9.50%, 1/15/2021	—	(b)	—	(b)

Series 1045, Class G, HB, 1,066.21%, 2/15/2021	—	(b)	—	(b)

Series 1065, Class J, 9.00%, 4/15/2021	—	(b)	1

Series 1084, Class F, 3.44%, 5/15/2021 (a)	—	(b)	—	(b)

Series 1079, Class S, HB, IF, 25.54%, 5/15/2021 (a)	—	(b)	—	(b)

INVESTMENTS	PRINCIPAL AMOUNT ($000)		VALUE ($000)

Series 1084, Class S, HB, IF, 34.03%, 5/15/2021 (a)	—	(b)	—	(b)

Series 1082, Class D, HB, 1,007.78%, 5/15/2021	—	(b)	—	(b)

Series 186, Class I, HB, 1,009.50%, 8/15/2021	—	(b)	—	(b)

Series 1133, Class H, 7.00%, 9/15/2021	1		1

Series 1144, Class KB, 8.50%, 9/15/2021	3		3

Series 180, Class J, HB, 1,010.00%, 9/15/2021	—	(b)	—	(b)

Series 189, Class K, HB, 1,009.50%, 10/15/2021	—	(b)	—	(b)

Series 3688, Class CU, 7.02%, 11/15/2021 (a)	66		67

Series 3511, IO, 5.00%, 12/15/2021	25		1

Series 1196, Class B, HB, IF, 1,104.54%, 1/15/2022 (a)	—	(b)	—	(b)

Series 3282, Class YD, 5.50%, 2/15/2022	734		751

Series 2462, Class NB, 6.50%, 6/15/2022	58		59

Series 1343, Class LB, 7.50%, 8/15/2022	3		4

Series 1343, Class LA, 8.00%, 8/15/2022	7		7

Series 1395, Class G, 6.00%, 10/15/2022	3		3

Series 1374, Class Z, 7.00%, 10/15/2022	10		10

Series 1401, Class J, 7.00%, 10/15/2022	22		23

Series 2535, Class BK, 5.50%, 12/15/2022	30		30

Series 1470, Class F, 2.06%, 2/15/2023 (a)	1		1

Series 3422, Class LI, IO, 5.00%, 2/15/2023	1		—	(b)

Series 1466, Class PZ, 7.50%, 2/15/2023	39		41

Series 1798, Class F, 5.00%, 5/15/2023	19		19

Series 1518, Class G, IF, 6.45%, 5/15/2023 (a)	13		13

Series 1505, Class QB, IF, 14.96%, 5/15/2023 (a)	1		2

Series 204, Class E, HB, IF, 1,393.71%, 5/15/2023 (a)	—	(b)	—	(b)

Series 2033, Class J, 5.60%, 6/15/2023	69		71

Series 1526, Class L, 6.50%, 6/15/2023	7		7

Series 1541, Class O, 1.98%, 7/15/2023 (a)	15		14

Series 1677, Class Z, 7.50%, 7/15/2023	51		54

Series 1570, Class F, 2.56%, 8/15/2023 (a)	3		3

Series 1552, Class IA, IF, 16.03%, 8/15/2023 (a)	129		154

Series 1570, Class SA, HB, IF, 22.69%, 8/15/2023 (a)	8		10

Series 1578, Class K, 6.90%, 9/15/2023	35		37

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2019	J.P. MORGAN INCOME FUNDS	247

JPMorgan Mortgage-Backed Securities Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2019 (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Collateralized Mortgage Obligations — continued

Series 1578, Class V, IO, 7.00%, 9/15/2023	4	—	(b)

Series 2571, Class SK, HB, IF, 23.77%, 9/15/2023 (a)	21	28

Series 1591, Class PV, 6.25%, 10/15/2023	69	73

Series 1602, Class SA, IF, 14.66%, 10/15/2023 (a)	14	16

Series 1813, Class I, PO, 11/15/2023	147	139

Series 1813, Class J, IF, IO, 3.50%, 11/15/2023 (a)	568	33

Series 2720, Class PC, 5.00%, 12/15/2023	167	173

Series 1628, Class LZ, 6.50%, 12/15/2023	90	94

Series 1638, Class H, 6.50%, 12/15/2023	95	100

Series 2283, Class K, 6.50%, 12/15/2023	24	25

Series 1644, Class K, 6.75%, 12/15/2023	47	49

Series 1658, Class GZ, 7.00%, 1/15/2024	105	112

Series 1865, Class D, PO, 2/15/2024	6	6

Series 1760, Class ZD, 2.25%, 2/15/2024 (a)	157	155

Series 2756, Class NA, 5.00%, 2/15/2024	48	49

Series 1671, Class QC, IF, 10.00%, 2/15/2024 (a)	6	7

Series 1686, Class SH, IF, 13.64%, 2/15/2024 (a)	3	3

Series 1699, Class FC, 3.09%, 3/15/2024 (a)	6	6

Series 1695, Class EB, 7.00%, 3/15/2024	45	48

Series 2033, Class SN, HB, IF, 26.69%, 3/15/2024 (a)	4	1

Series 2306, Class K, PO, 5/15/2024	10	9

Series 2306, Class SE, IF, IO, 7.85%, 5/15/2024 (a)	24	3

Series 1745, Class D, 7.50%, 8/15/2024	16	17

Series 3614, Class QB, 4.00%, 12/15/2024	1,700	1,739

Series 2967, Class S, HB, IF, 20.14%, 4/15/2025 (a)	36	42

Series 3022, Class SX, IF, 10.65%, 8/15/2025 (a)	51	56

Series 1829, Class ZB, 6.50%, 3/15/2026	27	29

Series 1863, Class Z, 6.50%, 7/15/2026	60	63

Series 1899, Class ZE, 8.00%, 9/15/2026	28	31

Series 1963, Class Z, 7.50%, 1/15/2027	25	28

Series 2470, Class SL, IF, 9.00%, 1/15/2027 (a)	12	13

Series 1985, Class PR, IO, 8.00%, 7/15/2027	9	1

Series 2065, Class PX, IO, 0.75%, 8/17/2027	4,189	69

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Series 1987, Class PE, 7.50%, 9/15/2027	13	15

Series 2038, Class PN, IO, 7.00%, 3/15/2028	7	1

Series 2042, Class T, 7.00%, 3/15/2028	6	6

Series 2040, Class PE, 7.50%, 3/15/2028	62	70

Series 2060, Class Z, 6.50%, 5/15/2028	22	25

Series 2061, Class DC, IO, 6.50%, 6/15/2028	51	6

Series 2075, Class PH, 6.50%, 8/15/2028	134	147

Series 2086, Class GB, 6.00%, 9/15/2028	23	24

Series 2089, Class PJ, IO, 7.00%, 10/15/2028	10	1

Series 2111, Class SB, IF, IO, 5.01%, 1/15/2029 (a)	123	14

Series 2110, Class PG, 6.00%, 1/15/2029	89	96

Series 2125, Class JZ, 6.00%, 2/15/2029	33	35

Series 2130, Class QS, 6.00%, 3/15/2029	74	79

Series 2132, Class ZL, 6.50%, 3/15/2029	20	22

Series 2132, Class SB, IF, 19.68%, 3/15/2029 (a)	14	20

Series 2141, IO, 7.00%, 4/15/2029	3	—	(b)

Series 2303, Class ZN, 8.50%, 4/15/2029	196	219

Series 2163, Class PC, IO, 7.50%, 6/15/2029	10	1

Series 2178, Class PB, 7.00%, 8/15/2029	21	23

Series 2201, Class C, 8.00%, 11/15/2029	33	37

Series 2204, Class GB, IO, 8.00%, 12/20/2029 (a)	3	3

Series 2209, Class TC, 8.00%, 1/15/2030	115	132

Series 2210, Class Z, 8.00%, 1/15/2030	65	75

Series 2224, Class CB, 8.00%, 3/15/2030	19	22

Series 2247, Class Z, 7.50%, 8/15/2030	16	17

Series 2256, Class MC, 7.25%, 9/15/2030	71	81

Series 2254, Class Z, 9.00%, 9/15/2030	122	146

Series 2259, Class ZM, 7.00%, 10/15/2030	72	81

Series 2271, Class PC, 7.25%, 12/15/2030	96	108

Series 2296, Class PD, 7.00%, 3/15/2031	30	33

Series 2303, Class ZD, 7.00%, 4/15/2031	433	488

Series 2694, Class BA, 4.00%, 6/15/2031	29	29

Series 2359, Class ZB, 8.50%, 6/15/2031	66	77

Series 2388, Class UZ, 8.50%, 6/15/2031	25	28

Series 2344, Class ZD, 6.50%, 8/15/2031	188	217

Series 2344, Class ZJ, 6.50%, 8/15/2031	20	22

Series 2345, Class NE, 6.50%, 8/15/2031	12	14

Series 2372, Class F, 2.99%, 10/15/2031 (a)	15	15

SEE NOTES TO FINANCIAL STATEMENTS.

248	J.P. MORGAN INCOME FUNDS	FEBRUARY 28, 2019

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Collateralized Mortgage Obligations — continued

Series 2367, Class ZK, 6.00%, 10/15/2031	252	276

Series 2368, Class AS, IF, 14.46%, 10/15/2031 (a)	7	9

Series 2383, Class FD, 2.99%, 11/15/2031 (a)	14	14

Series 2399, Class TH, 6.50%, 1/15/2032	211	234

Series 2494, Class SX, IF, IO, 4.51%, 2/15/2032 (a)	517	69

Series 2410, Class QX, IF, IO, 6.16%, 2/15/2032 (a)	39	8

Series 2410, Class OE, 6.38%, 2/15/2032	46	49

Series 2410, Class QS, IF, 13.03%, 2/15/2032 (a)	47	59

Series 2433, Class SA, IF, 14.46%, 2/15/2032 (a)	104	136

Series 2431, Class F, 2.99%, 3/15/2032 (a)	694	698

Series 2464, Class FE, 3.49%, 3/15/2032 (a)	162	166

Series 2444, Class ES, IF, IO, 5.46%, 3/15/2032 (a)	44	7

Series 2450, Class SW, IF, IO, 5.51%, 3/15/2032 (a)	50	8

Series 2423, Class MC, 7.00%, 3/15/2032	56	63

Series 2423, Class MT, 7.00%, 3/15/2032	67	75

Series 3688, Class NI, IO, 5.00%, 4/15/2032	270	4

Series 2434, Class TC, 7.00%, 4/15/2032	69	77

Series 2436, Class MC, 7.00%, 4/15/2032	108	119

Series 2450, Class GZ, 7.00%, 5/15/2032	54	61

Series 3393, Class JO, PO, 9/15/2032	196	174

Series 2513, Class ZC, 5.50%, 10/15/2032	152	165

Series 2517, Class Z, 5.50%, 10/15/2032	125	130

Series 2835, Class QO, PO, 12/15/2032	61	52

Series 2552, Class FP, 3.49%, 1/15/2033 (a)	900	925

Series 2557, Class HL, 5.30%, 1/15/2033	577	626

Series 2994, Class FC, 2.89%, 2/15/2033 (a)	31	31

Series 2586, Class WI, IO, 6.50%, 3/15/2033	170	38

Series 2611, Class SQ, IF, 8.02%, 5/15/2033 (a)	40	46

Series 2631, Class SA, IF, 10.29%, 6/15/2033 (a)	30	35

Series 2692, Class SC, IF, 8.31%, 7/15/2033 (a)	98	111

Series 2671, Class S, IF, 10.20%, 9/15/2033 (a)	50	59

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Series 2725, Class SC, IF, 5.31%, 11/15/2033 (a)	143	148

Series 2722, Class PF, 3.09%, 12/15/2033 (a)	1,182	1,196

Series 2763, Class ZA, 6.00%, 3/15/2034	3,052	3,433

Series 2779, Class ZC, 6.00%, 4/15/2034	2,369	2,622

Series 2802, Class ZY, 6.00%, 5/15/2034	247	257

Series 3318, Class BT, IF, 7.00%, 5/15/2034 (a)	1,483	1,594

Series 2990, Class SL, IF, 15.37%, 6/15/2034 (a)	69	78

Series 3611, PO, 7/15/2034	248	213

Series 3305, Class MB, IF, 4.97%, 7/15/2034 (a)	85	90

Series 3659, Class VG, 5.00%, 9/15/2034	5,900	6,141

Series 2949, Class YZ, 5.50%, 3/15/2035	7,838	8,535

Series 3077, Class TO, PO, 4/15/2035	190	174

Series 2990, Class WP, IF, 10.61%, 6/15/2035 (a)	3	4

Series 3035, Class Z, 5.85%, 9/15/2035	1,064	1,182

Series 3117, Class EO, PO, 2/15/2036	154	131

Series 3117, Class OG, PO, 2/15/2036	190	170

Series 3117, Class OK, PO, 2/15/2036	156	133

Series 3143, Class BC, 5.50%, 2/15/2036	289	316

Series 3122, Class OH, PO, 3/15/2036	32	28

Series 3134, PO, 3/15/2036	23	20

Series 3152, Class MO, PO, 3/15/2036	288	248

Series 3122, Class ZB, 6.00%, 3/15/2036	24	32

Series 3138, PO, 4/15/2036	95	84

Series 3607, Class AO, PO, 4/15/2036	201	170

Series 3607, Class BO, PO, 4/15/2036	201	173

Series 3137, Class XP, 6.00%, 4/15/2036	870	962

Series 3219, Class DI, IO, 6.00%, 4/15/2036	137	28

Series 3149, Class SO, PO, 5/15/2036	61	47

Series 3151, PO, 5/15/2036	246	210

Series 3153, Class EO, PO, 5/15/2036	138	116

Series 3210, PO, 5/15/2036	183	176

Series 3604, PO, 5/15/2036	212	190

Series 3998, Class GF, 2.94%, 5/15/2036 (a)	1,160	1,163

Series 3171, Class MO, PO, 6/15/2036	145	130

Series 3179, Class OA, PO, 7/15/2036	112	98

Series 3194, Class SA, IF, IO, 4.61%, 7/15/2036 (a)	56	3

Series 3200, PO, 8/15/2036	183	159

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2019	J.P. MORGAN INCOME FUNDS	249

JPMorgan Mortgage-Backed Securities Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2019 (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Collateralized Mortgage Obligations — continued

Series 3232, Class ST, IF, IO, 4.21%, 10/15/2036 (a)	192	28

Series 3237, Class AO, PO, 11/15/2036	249	214

Series 3704, Class DT, 7.50%, 11/15/2036	1,078	1,233

Series 3704, Class ET, 7.50%, 12/15/2036	811	949

Series 3260, Class CS, IF, IO, 3.65%, 1/15/2037 (a)	130	18

Series 3262, Class SG, IF, IO, 3.91%, 1/15/2037 (a)	42	5

Series 3274, Class JO, PO, 2/15/2037	39	35

Series 3274, Class MO, PO, 2/15/2037	84	75

Series 3275, Class FL, 2.93%, 2/15/2037 (a)	41	41

Series 3288, Class GS, IF, 2.90%, 3/15/2037 (a)	35	35

Series 3290, Class SB, IF, IO, 3.96%, 3/15/2037 (a)	356	45

Series 3373, Class TO, PO, 4/15/2037	186	158

Series 3316, Class JO, PO, 5/15/2037	24	21

Series 3607, PO, 5/15/2037	511	433

Series 3322, Class NS, IF, 7.00%, 5/15/2037 (a)	951	1,063

Series 3759, Class HI, IO, 4.00%, 8/15/2037	224	4

Series 3371, Class FA, 3.09%, 9/15/2037 (a)	58	59

Series 3760, Class GI, IO, 4.00%, 10/15/2037	47	—	(b)

Series 3385, Class SN, IF, IO, 3.51%, 11/15/2037 (a)	138	12

Series 3387, Class SA, IF, IO, 3.93%, 11/15/2037 (a)	245	24

Series 3422, Class AI, IO, 0.25%, 1/15/2038 (d)	977	7

Series 3404, Class SC, IF, IO, 3.51%, 1/15/2038 (a)	380	45

Series 3451, Class SA, IF, IO, 3.56%, 5/15/2038 (a)	83	9

Series 3537, Class MI, IO, 5.00%, 6/15/2038	653	106

Series 3461, Class LZ, 6.00%, 6/15/2038	125	138

Series 3481, Class SJ, IF, IO, 3.36%, 8/15/2038 (a)	512	68

Series 3895, Class WA, 5.72%, 10/15/2038 (a)	320	345

Series 3511, Class SA, IF, IO, 3.51%, 2/15/2039 (a)	116	15

Series 3546, Class A, 4.17%, 2/15/2039 (a)	77	79

INVESTMENTS	PRINCIPAL AMOUNT ($000)		VALUE ($000)

Series 3531, Class SA, IF, IO, 3.81%, 5/15/2039 (a)	385		22

Series 3549, Class FA, 3.69%, 7/15/2039 (a)	63		64

Series 4580, Class PT, 7.04%, 8/15/2039 (a)	2,357		2,596

Series 3572, Class JS, IF, IO, 4.31%, 9/15/2039 (a)	474		53

Series 3795, Class EI, IO, 5.00%, 10/15/2039	969		116

Series 3621, PO, 1/15/2040	349		300

Series 3621, Class BO, PO, 1/15/2040	252		219

Series 3623, Class LO, PO, 1/15/2040	340		299

Series 3632, Class BS, IF, 9.20%, 2/15/2040 (a)	1,044		1,233

Series 3714, Class IP, IO, 5.00%, 8/15/2040	1,667		282

Series 3966, Class BF, 2.99%, 10/15/2040 (a)	1,097		1,103

Series 3740, Class SC, IF, IO, 3.51%, 10/15/2040 (a)	816		99

Series 3747, Class PY, 4.00%, 10/15/2040	1,500		1,547

Series 3747, Class CY, 4.50%, 10/15/2040	2,373		2,568

Series 3753, PO, 11/15/2040	2,342		1,920

Series 3789, Class EZ, 4.00%, 11/15/2040	414		422

Series 3770, Class PY, 5.00%, 12/15/2040	1,655		1,855

Series 3860, Class PZ, 5.00%, 5/15/2041	2,944		3,300

Series 3852, Class QN, IF, 5.50%, 5/15/2041 (a)	166		169

Series 3852, Class TP, IF, 5.50%, 5/15/2041 (a)	330		355

Series 3966, Class NA, 4.00%, 12/15/2041	2,313		2,408

Series 4015, Class MY, 3.50%, 3/15/2042	1,000		995

Series 4126, Class JB, 2.50%, 11/15/2042	321		292

Series 4177, Class MQ, 2.50%, 3/15/2043	1,000		908

Series 4274, Class EM, 4.00%, 11/15/2043	1,000		1,025

Series 4280, Class EO, PO, 12/15/2043	1,824		1,448

Series 4281, Class OB, PO, 12/15/2043	2,035		1,592

FHLMC STRIPS

Series 16, Class B, IO, 10.00%, 6/1/2020	—	(b)	—	(b)

Series 243, Class 16, IO, 4.50%, 11/15/2020	10		—	(b)

Series 243, Class 17, IO, 4.50%, 12/15/2020	20		—	(b)

Series 134, Class B, IO, 9.00%, 4/1/2022	1		—	(b)

Series 191, IO, 8.00%, 1/1/2028	650		130

Series 197, PO, Zero Coupon, 4/1/2028	261		235

SEE NOTES TO FINANCIAL STATEMENTS.

250	J.P. MORGAN INCOME FUNDS	FEBRUARY 28, 2019

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Collateralized Mortgage Obligations — continued

Series 233, Class 11, IO, 5.00%, 9/15/2035	313	58

Series 233, Class 12, IO, 5.00%, 9/15/2035	181	39

Series 233, Class 13, IO, 5.00%, 9/15/2035	424	86

Series 239, Class S30, IF, IO, 5.21%, 8/15/2036 (a)	590	98

Series 262, Class 35, 3.50%, 7/15/2042	17,389	17,559

Series 299, Class 300, 3.00%, 1/15/2043	973	967

Series 310, PO, Zero Coupon, 9/15/2043	2,258	1,814

FHLMC Structured Pass-Through Securities Certificates

Series T-41, Class 3A, 5.46%, 7/25/2032 (a)	209	223

Series T-76, Class 2A, 2.48%, 10/25/2037 (a)	2,549	2,656

Series T-42, Class A5, 7.50%, 2/25/2042	734	854

Series T-51, Class 2A, 7.50%, 8/25/2042 (a)	58	68

Series T-54, Class 2A, 6.50%, 2/25/2043	1,286	1,470

Series T-54, Class 3A, 7.00%, 2/25/2043	600	684

Series T-56, Class A5, 5.23%, 5/25/2043	1,111	1,202

Series T-58, Class APO, PO, 9/25/2043	92	74

Series T-51, Class 1A, 6.50%, 9/25/2043 (a)	48	54

Series T-59, Class 1AP, PO, 10/25/2043	91	47

Series T-62, Class 1A1, 3.53%, 10/25/2044 (a)	1,202	1,215

First Horizon Alternative Mortgage Securities Trust

Series 2004-AA4, Class A1, 4.22%, 10/25/2034 (a)	333	329

Series 2005-FA8, Class 1A19, 5.50%, 11/25/2035	279	227

Series 2007-FA4, Class 1A2, IF, IO, 3.16%, 8/25/2037 ‡ (a)	4,045	638

First Horizon Mortgage Pass-Through Trust

Series 2004-AR7, Class 2A2, 4.54%, 2/25/2035 (a)	129	130

Series 2005-AR1, Class 2A2, 4.50%, 4/25/2035 (a)	158	160

FN 3.42%, 3/1/2027 (f)	3,336	3,370

FNMA Grantor Trust

Series 2001-T7, Class A1, 7.50%, 2/25/2041	415	472

Series 2001-T12, Class A2, 7.50%, 8/25/2041	301	343

Series 2001-T10, PO, 12/25/2041	19	17

Series 2002-T4, Class A2, 7.00%, 12/25/2041	176	197

INVESTMENTS	PRINCIPAL AMOUNT ($000)		VALUE ($000)

Series 2002-T4, Class A3, 7.50%, 12/25/2041	404		459

Series 2002-T16, Class A2, 7.00%, 7/25/2042	149		170

Series 2002-T19, Class A2, 7.00%, 7/25/2042	329		371

Series 2004-T1, Class 1A1, 6.00%, 1/25/2044	346		379

Series 2004-T3, Class PT1, 10.74%, 1/25/2044 (a)	228		268

FNMA REMIC

Series 1989-27, Class Y, 6.90%, 6/25/2019	—	(b)	—	(b)

Series 1989-70, Class G, 8.00%, 10/25/2019	—	(b)	—	(b)

Series 1989-89, Class H, 9.00%, 11/25/2019	—	(b)	—	(b)

Series 1989-78, Class H, 9.40%, 11/25/2019	—	(b)	—	(b)

Series 1999-57, Class Z, 7.50%, 12/25/2019	4		4

Series 1990-60, Class K, 5.50%, 6/25/2020	—	(b)	—	(b)

Series 1990-93, Class G, 5.50%, 8/25/2020	—	(b)	—	(b)

Series 1990-102, Class J, 6.50%, 8/25/2020	4		4

Series 1990-95, Class J, HB, 1,118.04%, 8/25/2020	—	(b)	—	(b)

Series 1990-134, Class SC, IF, 17.87%, 11/25/2020 (a)	—	(b)	—	(b)

Series 1990-140, Class K, HB, 652.15%, 12/25/2020	—	(b)	—	(b)

Series 1991-7, Class K, HB, 908.50%, 2/25/2021	—	(b)	—	(b)

Series 1991-44, Class G, 8.50%, 5/25/2021	5		6

Series 1991-60, Class PM, HB, 1,009.00%, 6/25/2021	—	(b)	—	(b)

Series G92-7, Class JQ, 8.50%, 1/25/2022	9		9

Series G92-14, Class Z, 7.00%, 2/25/2022	1		1

Series G92-12, Class B, 7.70%, 2/25/2022	—	(b)	—	(b)

Series 2007-15, Class NO, PO, 3/25/2022	36		35

Series 1992-101, Class J, 7.50%, 6/25/2022	2		2

Series G92-42, Class Z, 7.00%, 7/25/2022	2		2

Series G92-44, Class ZQ, 8.00%, 7/25/2022	1		1

Series 1996-59, Class J, 6.50%, 8/25/2022	2		2

Series G92-54, Class ZQ, 7.50%, 9/25/2022	8		8

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2019	J.P. MORGAN INCOME FUNDS	251

JPMorgan Mortgage-Backed Securities Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2019 (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($000)		VALUE ($000)
Collateralized Mortgage Obligations — continued

Series G92-62, Class B, PO, 10/25/2022	3		3

Series G92-61, Class Z, 7.00%, 10/25/2022	30		31

Series G93-1, Class KA, 7.90%, 1/25/2023	19		21

Series 1993-108, Class D, PO, 2/25/2023	—	(b)	—	(b)

Series 1993-27, Class S, IF, 6.02%, 2/25/2023 (a)	16		16

Series 1993-25, Class J, 7.50%, 3/25/2023	37		39

Series 1993-31, Class K, 7.50%, 3/25/2023	6		6

Series G93-17, Class SI, IF, 6.00%, 4/25/2023 (a)	14		14

Series 1993-54, Class Z, 7.00%, 4/25/2023	71		74

Series 1998-43, Class SA, IF, IO, 16.12%, 4/25/2023 (a)	32		7

Series 1993-62, Class SA, IF, 18.07%, 4/25/2023 (a)	4		4

Series 1993-97, Class FA, 3.74%, 5/25/2023 (a)	4		4

Series 2008-47, Class SI, IF, IO, 4.01%, 6/25/2023 (a)	135		4

Series 1993-162, Class F, 3.44%, 8/25/2023 (a)	9		9

Series 1996-14, Class SE, IF, IO, 8.00%, 8/25/2023 (a)	51		6

Series 1993-228, Class G, PO, 9/25/2023	3		3

Series 2008-76, Class GF, 3.14%, 9/25/2023 (a)	3		3

Series 1993-165, Class SD, IF, 12.62%, 9/25/2023 (a)	2		2

Series 2000-18, Class EC, PO, 10/25/2023	97		91

Series 1993-179, Class SB, HB, IF, 25.13%, 10/25/2023 (a)	16		19

Series 1993-230, Class FA, 3.09%, 12/25/2023 (a)	3		3

Series 2002-1, Class UD, IF, 15.79%, 12/25/2023 (a)	22		27

Series 1994-26, Class J, PO, 1/25/2024	218		205

Series 2009-9, IO, 5.00%, 2/25/2024	82		2

Series 2009-12, IO, 4.50%, 3/25/2024	8		—	(b)

Series 1994-37, Class L, 6.50%, 3/25/2024	21		22

Series G94-7, Class PJ, 7.50%, 5/17/2024	129		138

Series 2004-53, Class NC, 5.50%, 7/25/2024	133		137

Series 1995-2, Class Z, 8.50%, 1/25/2025	8		9

Series 2006-72, Class HO, PO, 8/25/2026	85		79

Series 2006-94, Class GI, IF, IO, 4.16%, 10/25/2026 (a)	979		78

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Series 2006-94, Class GK, HB, IF, 20.80%, 10/25/2026 (a)	41	52

Series G97-2, Class ZA, 8.50%, 2/17/2027	31	35

Series 1997-20, IO, 1.84%, 3/25/2027 (a)	10	—	(b)

Series 1997-27, Class J, 7.50%, 4/18/2027	6	6

Series 1997-24, Class Z, 8.00%, 4/18/2027	7	8

Series 1997-46, Class Z, 7.50%, 6/17/2027	158	173

Series 1997-81, Class PI, IO, 7.00%, 12/18/2027	5	1

Series 1998-30, Class ZA, 6.50%, 5/20/2028	350	380

Series 1998-36, Class ZB, 6.00%, 7/18/2028	49	53

Series 2002-7, Class FD, 3.19%, 4/25/2029 (a)	98	99

Series 1999-62, Class PB, 7.50%, 12/18/2029	39	44

Series 2000-52, IO, 8.50%, 1/25/2031	7	1

Series 2002-60, Class FA, 3.24%, 2/25/2031 (a)	329	333

Series 2002-60, Class FB, 3.24%, 2/25/2031 (a)	329	333

Series 2001-4, Class ZA, 6.50%, 3/25/2031	310	340

Series 2001-7, Class PF, 7.00%, 3/25/2031	24	27

Series 2002-50, Class ZA, 6.00%, 5/25/2031	494	533

Series 2001-33, Class ID, IO, 6.00%, 7/25/2031	37	8

Series 2001-49, Class LZ, 8.50%, 7/25/2031	72	81

Series 2001-38, Class FB, 2.99%, 8/25/2031 (a)	117	118

Series 2001-36, Class DE, 7.00%, 8/25/2031	64	71

Series 2001-44, Class PD, 7.00%, 9/25/2031	27	30

Series 2001-44, Class PU, 7.00%, 9/25/2031	71	80

Series 2001-53, Class FX, 2.84%, 10/25/2031 (a)	278	279

Series 2003-52, Class SX, IF, 15.48%, 10/25/2031 (a)	16	22

Series 2001-61, Class Z, 7.00%, 11/25/2031	158	179

Series 2001-72, Class SX, IF, 11.67%, 12/25/2031 (a)	15	19

Series 2002-1, Class SA, IF, 17.10%, 2/25/2032 (a)	8	11

SEE NOTES TO FINANCIAL STATEMENTS.

252	J.P. MORGAN INCOME FUNDS	FEBRUARY 28, 2019

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Collateralized Mortgage Obligations — continued

Series 2002-13, Class SJ, IF, IO, 1.60%, 3/25/2032 (a)	190	9

Series 2002-13, Class ST, IF, 10.00%, 3/25/2032 (a)	10	13

Series 2002-30, Class Z, 6.00%, 5/25/2032	274	299

Series 2002-37, Class Z, 6.50%, 6/25/2032	17	19

Series 2006-130, Class GI, IO, 6.50%, 7/25/2032	383	57

Series 2004-61, Class FH, 3.29%, 11/25/2032 (a)	1,510	1,525

Series 2011-39, Class ZA, 6.00%, 11/25/2032	1,642	1,817

Series 2004-61, Class SK, IF, 8.50%, 11/25/2032 (a)	60	67

Series 2004-59, Class BG, PO, 12/25/2032	90	78

Series 2002-77, Class S, IF, 9.92%, 12/25/2032 (a)	43	49

Series 2003-2, Class F, 3.24%, 2/25/2033 (a)	658	670

Series 2003-14, Class TI, IO, 5.00%, 3/25/2033	364	38

Series 2003-22, Class UD, 4.00%, 4/25/2033	491	508

Series 2003-39, IO, 6.00%, 5/25/2033 (a)	27	6

Series 2003-33, Class IA, IO, 6.50%, 5/25/2033	591	131

Series 2004-4, Class QI, IF, IO, 4.61%, 6/25/2033 (a)	230	9

Series 2003-44, Class IU, IO, 7.00%, 6/25/2033	764	181

Series 2004-4, Class QM, IF, 9.22%, 6/25/2033 (a)	57	62

Series 2004-36, Class SN, IF, 9.22%, 7/25/2033 (a)	15	15

Series 2003-132, Class OA, PO, 8/25/2033	29	26

Series 2003-132, Class PI, IO, 5.50%, 8/25/2033	75	8

Series 2003-72, Class IE, IO, 5.50%, 8/25/2033	267	45

Series 2003-74, Class SH, IF, 5.69%, 8/25/2033 (a)	27	30

Series 2003-86, Class ZA, 5.50%, 9/25/2033	281	301

Series 2003-91, Class SD, IF, 8.35%, 9/25/2033 (a)	42	48

Series 2003-105, Class AZ, 5.50%, 10/25/2033	1,651	1,792

Series 2003-116, Class SB, IF, IO, 5.11%, 11/25/2033 (a)	310	49

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Series 2006-44, Class P, PO, 12/25/2033	593	506

Series 2003-122, Class ZJ, 6.00%, 12/25/2033	1,785	1,964

Series 2004-87, Class F, 3.24%, 1/25/2034 (a)	240	245

Series 2003-130, Class SX, IF, 7.79%, 1/25/2034 (a)	21	23

Series 2003-131, Class SK, IF, 11.22%, 1/25/2034 (a)	39	43

Series 2004-10, Class SC, IF, 18.64%, 2/25/2034 (a)	14	14

Series 2004-46, Class EP, PO, 3/25/2034	198	181

Series 2004-28, Class PF, 2.89%, 3/25/2034 (a)	494	495

Series 2004-17, Class H, 5.50%, 4/25/2034	465	511

Series 2004-25, Class SA, IF, 12.68%, 4/25/2034 (a)	135	169

Series 2004-46, Class SK, IF, 9.65%, 5/25/2034 (a)	58	68

Series 2004-36, Class SA, IF, 12.68%, 5/25/2034 (a)	206	271

Series 2004-46, Class QB, IF, 14.04%, 5/25/2034 (a)	98	123

Series 2004-50, Class VZ, 5.50%, 7/25/2034	2,107	2,250

Series 2004-51, Class SY, IF, 9.26%, 7/25/2034 (a)	26	30

Series 2014-44, Class B, 2.50%, 8/25/2034	928	868

Series 2005-67, Class HG, 5.50%, 1/25/2035	100	102

Series 2005-7, Class LO, PO, 2/25/2035	650	576

Series 2005-15, Class MO, PO, 3/25/2035	127	117

Series 2005-13, Class FL, 2.89%, 3/25/2035 (a)	122	122

Series 2006-60, Class DO, PO, 4/25/2035	60	59

Series 2005-74, Class SK, IF, 13.28%, 5/25/2035 (a)	310	364

Series 2005-56, Class S, IF, IO, 4.22%, 7/25/2035 (a)	420	54

Series 2005-66, Class SV, IF, IO, 4.26%, 7/25/2035 (a)	497	38

Series 2005-103, Class SC, IF, 6.60%, 7/25/2035 (a)	297	328

Series 2005-66, Class SG, IF, 11.15%, 7/25/2035 (a)	135	170

Series 2005-68, Class PG, 5.50%, 8/25/2035	385	415

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2019	J.P. MORGAN INCOME FUNDS	253

JPMorgan Mortgage-Backed Securities Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2019 (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Collateralized Mortgage Obligations — continued

Series 2005-73, Class PS, IF, 10.48%, 8/25/2035 (a)	100	118

Series 2005-90, PO, 9/25/2035	183	171

Series 2005-90, Class AO, PO, 10/25/2035	60	55

Series 2010-39, Class OT, PO, 10/25/2035	197	175

Series 2005-84, Class XM, 5.75%, 10/25/2035	231	249

Series 2005-90, Class ES, IF, 10.65%, 10/25/2035 (a)	377	454

Series 2005-106, Class US, IF, 15.44%, 11/25/2035 (a)	240	316

Series 2006-15, Class OT, PO, 1/25/2036	15	14

Series 2006-8, Class WQ, PO, 3/25/2036	565	462

Series 2006-8, Class WN, IF, IO, 4.21%, 3/25/2036 (a)	2,073	356

Series 2006-16, Class HZ, 5.50%, 3/25/2036	223	240

Series 2006-23, Class KO, PO, 4/25/2036	101	91

Series 2006-27, Class OH, PO, 4/25/2036	230	205

Series 2006-44, Class GO, PO, 6/25/2036	239	204

Series 2006-50, Class JO, PO, 6/25/2036	140	117

Series 2006-50, Class PS, PO, 6/25/2036	202	179

Series 2006-53, Class US, IF, IO, 4.09%, 6/25/2036 (a)	375	59

Series 2007-101, Class A2, 2.74%, 6/27/2036 (a)	348	342

Series 2006-113, PO, 7/25/2036	72	70

Series 2006-58, PO, 7/25/2036	246	211

Series 2006-58, Class AP, PO, 7/25/2036	82	72

Series 2006-65, Class QO, PO, 7/25/2036	97	84

Series 2006-56, Class FT, 3.24%, 7/25/2036 (a)	925	1,000

Series 2006-63, Class ZH, 6.50%, 7/25/2036	289	326

Series 2006-72, Class TO, PO, 8/25/2036	113	101

Series 2006-79, Class DO, PO, 8/25/2036	158	140

Series 2007-7, Class SG, IF, IO, 4.01%, 8/25/2036 (a)	254	54

Series 2006-77, Class PC, 6.50%, 8/25/2036	953	1,049

Series 2006-78, Class BZ, 6.50%, 8/25/2036	249	272

Series 2006-86, Class OB, PO, 9/25/2036	212	182

Series 2006-90, Class AO, PO, 9/25/2036	182	162

Series 2009-19, Class IP, IO, 5.50%, 10/25/2036	1,154	216

Series 2006-110, PO, 11/25/2036	120	102

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Series 2006-111, Class EO, PO, 11/25/2036	69	60

Series 2006-105, Class ME, 5.50%, 11/25/2036	1,171	1,272

Series 2006-115, Class OK, PO, 12/25/2036	249	209

Series 2006-119, PO, 12/25/2036	71	62

Series 2006-118, Class A2, 2.57%, 12/25/2036 (a)	157	156

Series 2006-120, Class PF, 2.74%, 12/25/2036 (a)	240	240

Series 2006-117, Class GS, IF, IO, 4.16%, 12/25/2036 (a)	250	38

Series 2006-120, IO, 6.50%, 12/25/2036	438	90

Series 2015-91, Class AC, 7.50%, 12/25/2036 (a)	2,995	3,511

Series 2006-126, Class AO, PO, 1/25/2037	433	388

Series 2007-1, Class SD, HB, IF, 24.06%, 2/25/2037 (a)	33	81

Series 2007-14, Class OP, PO, 3/25/2037	140	123

Series 2007-16, Class FC, 3.24%, 3/25/2037 (a)	64	66

Series 2007-22, Class SC, IF, IO, 3.59%, 3/25/2037 (a)	62	3

Series 2007-14, Class ES, IF, IO, 3.95%, 3/25/2037 (a)	575	91

Series 2009-63, Class P, 5.00%, 3/25/2037	41	44

Series 2007-18, Class MZ, 6.00%, 3/25/2037	485	518

Series 2007-39, Class EF, 2.74%, 5/25/2037 (a)	51	50

Series 2007-46, Class ZK, 5.50%, 5/25/2037	900	931

Series 2007-54, Class FA, 2.89%, 6/25/2037 (a)	187	188

Series 2007-54, Class WI, IF, IO, 3.61%, 6/25/2037 (a)	548	73

Series 2007-64, Class FB, 2.86%, 7/25/2037 (a)	243	243

Series 2007-72, Class EK, IF, IO, 3.91%, 7/25/2037 (a)	1,236	169

Series 2007-65, Class KI, IF, IO, 4.13%, 7/25/2037 (a)	286	33

Series 2007-60, Class AX, IF, IO, 4.66%, 7/25/2037 (a)	422	80

Series 2007-76, Class ZG, 6.00%, 8/25/2037	397	437

Series 2007-78, Class CB, 6.00%, 8/25/2037	152	168

SEE NOTES TO FINANCIAL STATEMENTS.

254	J.P. MORGAN INCOME FUNDS	FEBRUARY 28, 2019

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Collateralized Mortgage Obligations — continued

Series 2007-79, Class SB, IF, 14.89%, 8/25/2037 (a)	43	58

Series 2007-88, Class VI, IF, IO, 4.05%, 9/25/2037 (a)	198	32

Series 2009-86, Class OT, PO, 10/25/2037	659	586

Series 2007-100, Class SM, IF, IO, 3.96%, 10/25/2037 (a)	506	72

Series 2007-91, Class ES, IF, IO, 3.97%, 10/25/2037 (a)	640	100

Series 2007-106, Class A7, 6.11%, 10/25/2037 (a)	86	93

Series 2007-112, Class SA, IF, IO, 3.96%, 12/25/2037 (a)	1,160	159

Series 2007-116, Class HI, IO, 1.22%, 1/25/2038 (a)	1,135	42

Series 2008-1, Class BI, IF, IO, 3.42%, 2/25/2038 (a)	397	52

Series 2008-12, Class CO, PO, 3/25/2038	806	685

Series 2008-16, Class IS, IF, IO, 3.71%, 3/25/2038 (a)	185	24

Series 2008-10, Class XI, IF, IO, 3.74%, 3/25/2038 (a)	175	17

Series 2008-20, Class SA, IF, IO, 4.50%, 3/25/2038 (a)	352	64

Series 2009-79, Class UA, 7.00%, 3/25/2038	46	52

Series 2008-32, Class SA, IF, IO, 4.36%, 4/25/2038 (a)	63	6

Series 2008-27, Class SN, IF, IO, 4.41%, 4/25/2038 (a)	98	12

Series 2008-44, PO, 5/25/2038	21	18

Series 2008-53, Class CI, IF, IO, 4.71%, 7/25/2038 (a)	166	24

Series 2011-47, Class ZA, 5.50%, 7/25/2038	633	688

Series 2008-80, Class SA, IF, IO, 3.36%, 9/25/2038 (a)	313	42

Series 2008-81, Class SB, IF, IO, 3.36%, 9/25/2038 (a)	194	15

Series 2008-80, Class GP, 6.25%, 9/25/2038	30	32

Series 2010-148, Class MA, 4.00%, 2/25/2039	183	185

Series 2009-6, Class GS, IF, IO, 4.06%, 2/25/2039 (a)	169	26

Series 2009-4, Class BD, 4.50%, 2/25/2039	44	46

Series 2009-17, Class QS, IF, IO, 4.16%, 3/25/2039 (a)	225	33

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Series 2009-62, Class HJ, 6.00%, 5/25/2039	212	225

Series 2009-52, Class PI, IO, 5.00%, 7/25/2039	433	80

Series 2009-47, Class MT, 7.00%, 7/25/2039	31	35

Series 2009-69, PO, 9/25/2039	159	144

Series 2009-84, Class WS, IF, IO, 3.41%, 10/25/2039 (a)	145	15

Series 2009-86, Class IP, IO, 5.50%, 10/25/2039	271	49

Series 2009-92, Class AD, 6.00%, 11/25/2039	290	311

Series 2009-99, Class SC, IF, IO, 3.69%, 12/25/2039 (a)	116	13

Series 2009-103, Class MB, 4.32%, 12/25/2039 (a)	920	982

Series 2009-99, Class WA, 6.30%, 12/25/2039 (a)	561	616

Series 2009-113, Class FB, 3.04%, 1/25/2040 (a)	152	154

Series 2009-112, Class ST, IF, IO, 3.76%, 1/25/2040 (a)	339	42

Series 2010-23, Class KS, IF, IO, 4.61%, 2/25/2040 (a)	307	49

Series 2010-1, Class WA, 6.24%, 2/25/2040 (a)	1,274	1,403

Series 2010-16, Class WB, 6.21%, 3/25/2040 (a)	1,984	2,221

Series 2010-16, Class WA, 6.44%, 3/25/2040 (a)	1,007	1,132

Series 2010-49, Class SC, IF, 7.68%, 3/25/2040 (a)	513	567

Series 2010-40, Class FJ, 3.09%, 4/25/2040 (a)	272	274

Series 2010-35, Class SB, IF, IO, 3.93%, 4/25/2040 (a)	259	33

Series 2010-43, Class FD, 3.09%, 5/25/2040 (a)	565	572

Series 2010-42, Class S, IF, IO, 3.91%, 5/25/2040 (a)	123	17

Series 2010-61, Class WA, 5.98%, 6/25/2040 (a)	382	420

Series 2010-68, Class SA, IF, IO, 2.51%, 7/25/2040 (a)	1,361	143

Series 2010-103, Class ME, 4.00%, 9/25/2040	1,085	1,117

Series 2010-111, Class AM, 5.50%, 10/25/2040	1,615	1,801

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2019	J.P. MORGAN INCOME FUNDS	255

JPMorgan Mortgage-Backed Securities Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2019 (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Collateralized Mortgage Obligations — continued

Series 2010-125, Class SA, IF, IO, 1.95%, 11/25/2040 (a)	1,507	88

Series 2010-123, Class FL, 2.92%, 11/25/2040 (a)	127	127

Series 2010-130, Class CY, 4.50%, 11/25/2040	2,721	2,911

Series 2010-147, Class SA, IF, IO, 4.04%, 1/25/2041 (a)	2,893	537

Series 2011-20, Class MW, 5.00%, 3/25/2041	1,674	1,815

Series 2011-30, Class LS, IO, 1.32%, 4/25/2041 (a)	859	43

Series 2011-75, Class FA, 3.04%, 8/25/2041 (a)	203	204

Series 2011-118, Class LB, 7.00%, 11/25/2041	1,202	1,373

Series 2011-118, Class MT, 7.00%, 11/25/2041	2,012	2,300

Series 2011-118, Class NT, 7.00%, 11/25/2041	2,057	2,317

Series 2012-99, Class BY, 2.50%, 9/25/2042	2,563	2,323

Series 2003-7, Class A1, 6.50%, 12/25/2042	251	277

Series 2013-2, Class LZ, 3.00%, 2/25/2043	544	500

Series 2013-4, Class AJ, 3.50%, 2/25/2043	3,903	3,929

Series 2013-92, PO, 9/25/2043	2,322	1,830

Series 2013-101, Class DO, PO, 10/25/2043	2,387	1,855

Series 2013-135, PO, 1/25/2044	3,926	3,031

Series 2015-85, Class HD, 3.00%, 11/25/2045	775	704

Series 2010-103, Class SB, IF, IO, 3.61%, 11/25/2049 (a)	868	67

Series 2011-2, Class WA, 5.82%, 2/25/2051 (a)	235	249

Series 2011-43, Class WA, 5.76%, 5/25/2051 (a)	313	339

Series 2011-58, Class WA, 5.43%, 7/25/2051 (a)	582	629

Series 2012-21, Class WA, 5.62%, 3/25/2052 (a)	1,108	1,208

FNMA REMIC Trust

Series 2004-W4, Class A7, 5.50%, 6/25/2034	958	1,038

Series 2006-72, Class GO, PO, 8/25/2036	173	154

Series 2007-W2, Class 1A1, 2.81%, 3/25/2037 (a)	278	278

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Series 2007-W3, Class 1A3, 6.75%, 4/25/2037	145	158

Series 2007-W7, Class 1A4, HB, IF, 24.24%, 7/25/2037 (a)	24	37

Series 2001-W3, Class A, 6.06%, 9/25/2041 (a)	560	596

Series 2002-W10, IO, 0.90%, 8/25/2042 (a)	2,081	49

Series 2003-W4, Class 2A, 6.50%, 10/25/2042 (a)	31	34

Series 2003-W1, Class 1A1, 5.37%, 12/25/2042 (a)	230	242

Series 2003-W1, Class 2A, 5.89%, 12/25/2042 (a)	149	160

Series 2004-W11, Class 1A1, 6.00%, 5/25/2044	529	598

Series 2006-W3, Class 2A, 6.00%, 9/25/2046	224	251

Series 2006-W3, Class 1AF1, 2.73%, 10/25/2046 (a)	174	173

Series 2009-W1, Class A, 6.00%, 12/25/2049	1,255	1,393

FNMA STRIPS

Series 356, Class 39, IO, 5.00%, 1/25/2020	34	—	(b)

Series 368, Class 3, IO, 4.50%, 11/25/2020	4	—	(b)

Series 213, Class 2, IO, 8.00%, 3/25/2023	81	10

Series 218, Class 2, IO, 7.50%, 4/25/2023	104	12

Series 265, Class 2, 9.00%, 3/25/2024	3	3

Series 300, Class 1, PO, 9/25/2024	109	102

Series 293, Class 1, PO, 12/25/2024	219	208

Series 285, Class 1, PO, 2/25/2027	6	6

Series 331, Class 13, IO, 7.00%, 11/25/2032	173	37

Series 345, Class 6, IO, 5.00%, 12/25/2033 (a)	87	17

Series 351, Class 7, IO, 5.00%, 4/25/2034 (a)	193	36

Series 356, Class 3, IO, 5.00%, 1/25/2035	241	45

Series 365, Class 8, IO, 5.50%, 5/25/2036	308	72

Series 373, Class 1, PO, 7/25/2036	1,909	1,644

Series 374, Class 5, IO, 5.50%, 8/25/2036	111	23

Series 393, Class 6, IO, 5.50%, 4/25/2037	56	10

Series 383, Class 32, IO, 6.00%, 1/25/2038	258	59

FNMA Trust

Series 2003-W17, Class 1A7, 5.75%, 8/25/2033	4,558	4,926

Series 2004-W1, Class 2A2, 7.00%, 12/25/2033	315	361

SEE NOTES TO FINANCIAL STATEMENTS.

256	J.P. MORGAN INCOME FUNDS	FEBRUARY 28, 2019

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Collateralized Mortgage Obligations — continued

Series 2003-W8, Class 3F1, 2.89%, 5/25/2042 (a)	207	205

Series 2003-W2, Class 1A1, 6.50%, 7/25/2042	249	276

Series 2003-W8, Class 2A, 7.00%, 10/25/2042	201	227

Series 2004-W2, Class 2A2, 7.00%, 2/25/2044	253	283

Series 2005-W3, Class 2AF, 2.71%, 3/25/2045 (a)	514	512

Series 2005-W4, Class 3A, 4.25%, 6/25/2045 (a)	1,324	1,398

Series 2005-W4, Class 1A1, 6.00%, 8/25/2045	195	213

Series 2006-W2, Class 1AF1, 2.71%, 2/25/2046 (a)	279	279

G2

5.00%, 12/20/2048 (f)	5,000	5,300

4.50%, 2/20/2049 (f)	5,000	5,225

GMACM Mortgage Loan Trust

Series 2003-AR2, Class 2A4, 4.80%, 12/19/2033 (a)	575	578

Series 2003-J8, Class A, 5.25%, 12/25/2033	26	27

Series 2005-AR3, Class 3A4, 3.91%, 6/19/2035 (a)	666	650

GNMA

Series 2002-33, Class SY, IF, 9.00%, 2/26/2023 (a)	9	10

Series 2008-36, Class AY, 5.00%, 4/16/2023	96	95

Series 1994-7, Class PQ, 6.50%, 10/16/2024	241	241

Series 1999-4, Class ZB, 6.00%, 2/20/2029	100	99

Series 2000-36, Class IK, IO, 9.00%, 11/16/2030	7	—	(b)

Series 2000-36, Class HC, 7.33%, 11/20/2030	18	18

Series 2001-21, Class PE, 6.50%, 5/16/2031	348	382

Series 2001-35, Class SA, IF, IO, 5.77%, 8/16/2031 (a)	59	1

Series 2002-24, Class AG, IF, IO, 5.47%, 4/16/2032 (a)	191	2

Series 2002-24, Class SB, IF, 8.20%, 4/16/2032 (a)	55	56

Series 2002-24, Class Z, 8.50%, 4/16/2032	165	192

Series 2002-41, Class LS, IF, 9.00%, 6/16/2032 (a)	38	43

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Series 2002-45, Class QE, 6.50%, 6/20/2032	70	70

Series 2002-47, Class PG, 6.50%, 7/16/2032	85	85

Series 2010-14, Class AO, PO, 12/20/2032	49	48

Series 2003-11, Class SK, IF, IO, 5.22%, 2/16/2033 (a)	329	30

Series 2008-29, PO, 2/17/2033	67	65

Series 2003-24, PO, 3/16/2033	9	9

Series 2003-41, Class ID, IO, 5.50%, 5/20/2033	327	56

Series 2003-90, PO, 10/20/2033	25	22

Series 2010-41, Class WA, 5.82%, 10/20/2033 (a)	1,149	1,265

Series 2003-112, Class SA, IF, IO, 4.07%, 12/16/2033 (a)	378	50

Series 2005-24, Class ST, IF, 7.50%, 1/17/2034 (a)	52	53

Series 2004-28, Class S, IF, 12.84%, 4/16/2034 (a)	97	129

Series 2004-46, Class AO, PO, 6/20/2034	131	112

Series 2004-73, Class AE, IF, 9.74%, 8/17/2034 (a)	49	53

Series 2010-103, Class WA, 5.72%, 8/20/2034 (a)	605	658

Series 2004-73, Class JL, IF, IO, 4.07%, 9/16/2034 (a)	1,269	178

Series 2004-71, Class ST, IF, 7.00%, 9/20/2034 (a)	32	34

Series 2004-90, Class SI, IF, IO, 3.62%, 10/20/2034 (a)	405	51

Series 2005-68, Class DP, IF, 10.45%, 6/17/2035 (a)	129	146

Series 2010-14, Class CO, PO, 8/20/2035	973	822

Series 2005-58, Class NI, IO, 5.50%, 8/20/2035 (a)	1,280	245

Series 2005-68, Class KI, IF, IO, 3.82%, 9/20/2035 (a)	775	97

Series 2005-72, Class AZ, 5.50%, 9/20/2035	897	955

Series 2005-85, IO, 5.50%, 11/16/2035	317	69

Series 2010-14, Class BO, PO, 11/20/2035	148	128

Series 2006-16, Class OP, PO, 3/20/2036	135	122

Series 2006-22, Class AO, PO, 5/20/2036	91	82

Series 2006-38, Class SW, IF, IO, 4.02%, 6/20/2036 (a)	218	11

Series 2006-34, PO, 7/20/2036	80	71

Series 2006-59, Class SD, IF, IO, 4.22%, 10/20/2036 (a)	121	19

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2019	J.P. MORGAN INCOME FUNDS	257

JPMorgan Mortgage-Backed Securities Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2019 (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Collateralized Mortgage Obligations — continued

Series 2011-22, Class WA, 5.88%, 2/20/2037 (a)	1,603	1,780

Series 2007-57, PO, 3/20/2037	368	332

Series 2007-17, Class JO, PO, 4/16/2037	98	81

Series 2007-17, Class JI, IF, IO, 4.33%, 4/16/2037 (a)	713	111

Series 2010-129, Class AW, 6.02%, 4/20/2037 (a)	623	677

Series 2007-31, Class AO, PO, 5/16/2037	462	418

Series 2007-25, Class FN, 2.78%, 5/16/2037 (a)	77	77

Series 2007-28, Class BO, PO, 5/20/2037	18	16

Series 2007-26, Class SC, IF, IO, 3.72%, 5/20/2037 (a)	382	41

Series 2007-36, Class HO, PO, 6/16/2037	19	16

Series 2007-36, Class SE, IF, IO, 3.99%, 6/16/2037 (a)	388	47

Series 2007-36, Class SG, IF, IO, 3.99%, 6/20/2037 (a)	538	78

Series 2007-45, Class QA, IF, IO, 4.16%, 7/20/2037 (a)	155	18

Series 2007-40, Class SD, IF, IO, 4.27%, 7/20/2037 (a)	378	48

Series 2007-42, Class SB, IF, IO, 4.27%, 7/20/2037 (a)	372	60

Series 2007-50, Class AI, IF, IO, 4.29%, 8/20/2037 (a)	255	27

Series 2008-20, PO, 9/20/2037	77	73

Series 2007-53, Class SW, IF, 12.75%, 9/20/2037 (a)	51	62

Series 2008-32, Class PI, IO, 5.50%, 10/16/2037	290	31

Series 2009-79, Class OK, PO, 11/16/2037	262	228

Series 2007-74, Class SL, IF, IO, 4.06%, 11/16/2037 (a)	993	100

Series 2007-76, Class SA, IF, IO, 4.05%, 11/20/2037 (a)	298	36

Series 2007-79, Class SY, IF, IO, 4.07%, 12/20/2037 (a)	425	54

Series 2008-2, Class MS, IF, IO, 4.68%, 1/16/2038 (a)	220	32

Series 2008-1, PO, 1/20/2038	55	46

Series 2015-137, Class WA, 5.48%, 1/20/2038 (a)	489	539

Series 2008-13, Class PI, IO, 5.50%, 2/16/2038	727	149

Series 2008-10, Class S, IF, IO, 3.35%, 2/20/2038 (a)	169	18

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Series 2009-106, Class ST, IF, IO, 3.52%, 2/20/2038 (a)	1,032	142

Series 2008-33, Class XS, IF, IO, 5.22%, 4/16/2038 (a)	155	24

Series 2008-36, Class SH, IF, IO, 3.82%, 4/20/2038 (a)	378	45

Series 2012-52, Class WA, 6.15%, 4/20/2038 (a)	4,061	4,552

Series 2008-40, Class SA, IF, IO, 3.92%, 5/16/2038 (a)	1,458	207

Series 2008-55, Class SA, IF, IO, 3.72%, 6/20/2038 (a)	186	19

Series 2008-62, Class SA, IF, IO, 3.67%, 7/20/2038 (a)	1,233	162

Series 2008-71, Class SC, IF, IO, 3.52%, 8/20/2038 (a)	71	6

Series 2012-59, Class WA, 5.57%, 8/20/2038 (a)	759	843

Series 2009-25, Class SE, IF, IO, 5.12%, 9/20/2038 (a)	180	25

Series 2011-97, Class WA, 6.13%, 11/20/2038 (a)	1,822	2,025

Series 2008-93, Class AS, IF, IO, 3.22%, 12/20/2038 (a)	280	25

Series 2008-96, Class SL, IF, IO, 3.52%, 12/20/2038 (a)	202	17

Series 2008-95, Class DS, IF, IO, 4.82%, 12/20/2038 (a)	717	91

Series 2011-163, Class WA, 5.86%, 12/20/2038 (a)	1,798	1,992

Series 2009-65, Class IQ, IO, 6.00%, 12/20/2038	88	7

Series 2009-6, Class SA, IF, IO, 3.62%, 2/16/2039 (a)	251	29

Series 2009-10, Class SA, IF, IO, 3.47%, 2/20/2039 (a)	409	42

Series 2009-24, Class DS, IF, IO, 3.82%, 3/20/2039 (a)	60	1

Series 2009-12, Class IE, IO, 5.50%, 3/20/2039	1,288	241

Series 2009-14, Class KI, IO, 6.50%, 3/20/2039	249	54

Series 2009-14, Class NI, IO, 6.50%, 3/20/2039	303	77

Series 2009-33, Class CI, IO, 5.50%, 5/20/2039	95	18

Series 2009-33, Class TI, IO, 6.00%, 5/20/2039	220	52

Series 2009-102, Class SM, IF, IO, 3.92%, 6/16/2039 (a)	301	9

SEE NOTES TO FINANCIAL STATEMENTS.

258	J.P. MORGAN INCOME FUNDS	FEBRUARY 28, 2019

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Collateralized Mortgage Obligations — continued

Series 2009-43, Class SA, IF, IO, 3.47%, 6/20/2039 (a)	269	30

Series 2009-42, Class SC, IF, IO, 3.60%, 6/20/2039 (a)	514	55

Series 2009-64, Class SN, IF, IO, 3.62%, 7/16/2039 (a)	457	44

Series 2009-54, Class JZ, 5.50%, 7/20/2039	1,781	1,960

Series 2009-67, Class SA, IF, IO, 3.57%, 8/16/2039 (a)	385	40

Series 2009-72, Class SM, IF, IO, 3.77%, 8/16/2039 (a)	711	89

Series 2009-104, Class AB, 7.00%, 8/16/2039	641	698

Series 2009-106, Class AS, IF, IO, 3.92%, 11/16/2039 (a)	780	91

Series 2015-91, Class W, 5.24%, 5/20/2040 (a)	1,461	1,581

Series 2013-75, Class WA, 5.18%, 6/20/2040 (a)	733	783

Series 2011-137, Class WA, 5.56%, 7/20/2040 (a)	2,495	2,743

Series 2010-130, Class CP, 7.00%, 10/16/2040	548	621

Series 2010-157, Class OP, PO, 12/20/2040	1,612	1,320

Series 2011-100, Class MY, 4.00%, 7/20/2041	2,000	2,084

Series 2012-24, Class WA, 5.57%, 7/20/2041 (a)	3,595	3,977

Series 2013-26, Class AK, 4.67%, 9/20/2041 (a)	1,886	1,991

Series 2014-188, Class W, 4.60%, 10/20/2041 (a)	1,934	2,036

Series 2012-141, Class WA, 4.53%, 11/16/2041 (a)	5,374	5,726

Series 2012-141, Class WC, 3.72%, 1/20/2042 (a)	3,331	3,425

Series 2012-141, Class WB, 3.98%, 9/16/2042 (a)	4,612	4,762

Series 2012-138, Class PT, 3.98%, 11/16/2042 (a)	4,678	4,823

Series 2013-54, Class WA, 4.75%, 11/20/2042 (a)	2,628	2,782

Series 2017-99, Class PT, 6.01%, 8/20/2044 (a)	1,730	1,929

Series 2016-90, Class LI, IO, 4.00%, 7/20/2046	7,610	1,453

Series 2012-H24, Class FG, 2.94%, 4/20/2060 (a)	447	447

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Series 2013-H03, Class FA, 2.81%, 8/20/2060 (a)	84	84

Series 2013-H05, Class FB, 2.91%, 2/20/2062 (a)	122	121

Series 2013-H07, Class MA, 3.06%, 4/20/2062 (a)	706	707

Series 2013-H02, Class HF, 2.81%, 11/20/2062 (a)	102	102

Series 2013-H01, Class JA, 2.83%, 1/20/2063 (a)	4,051	4,037

Series 2013-H04, Class SA, 2.93%, 2/20/2063 (a)	2,452	2,448

Series 2013-H08, Class FC, 2.96%, 2/20/2063 (a)	3,562	3,561

Series 2013-H08, Class BF, 2.91%, 3/20/2063 (a)	1,775	1,770

Series 2013-H07, Class HA, 2.92%, 3/20/2063 (a)	4,870	4,864

Series 2013-H09, Class HA, 1.65%, 4/20/2063	3,781	3,719

Series 2014-H17, Class FC, 3.01%, 7/20/2064 (a)	904	906

Series 2015-H32, Class FH, 3.17%, 12/20/2065 (a)	4,017	4,048

Series 2016-H13, Class FD, 3.04%, 5/20/2066 (a)	7,004	7,000

Series 2016-H11, Class FD, 3.06%, 5/20/2066 (a)	2,160	2,174

Series 2016-H13, Class FT, 3.09%, 5/20/2066 (a)	4,605	4,613

Series 2016-H16, Class FC, 3.10%, 7/20/2066 (a)	7,515	7,555

Series 2016-H26, Class FC, 3.51%, 12/20/2066 (a)	1,686	1,715

Series 2017-H08, Class XI, IO, 2.22%, 3/20/2067 (a)	6,978	850

Series 2017-H11, Class XI, IO, 1.89%, 5/20/2067 (a)	18,865	2,145

Series 2017-H14, Class XI, IO, 1.61%, 6/20/2067 (a)	8,249	777

Series 2017-H14, Class AI, IO, 1.98%, 6/20/2067 (a)	9,865	1,118

Goodgreen Trust Series 2017-R1, 5.00%, 10/20/2051	3,832	3,743

GSMPS Mortgage Loan Trust

Series 2001-2, Class A, 7.50%, 6/19/2032 (a) (c)	316	307

Series 2004-4, Class 1AF, 2.89%, 6/25/2034 (a) (c)	148	142

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2019	J.P. MORGAN INCOME FUNDS	259

JPMorgan Mortgage-Backed Securities Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2019 (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Collateralized Mortgage Obligations — continued

Series 2005-RP2, Class 1AF, 2.84%, 3/25/2035 (a) (c)	293	274

Series 2005-RP3, Class 1AS, IO, 2.00%, 9/25/2035 ‡ (a) (c)	816	69

Series 2005-RP3, Class 1AF, 2.84%, 9/25/2035 (a) (c)	1,796	1,607

Series 2006-RP2, Class 1AS2, IF, IO, 3.57%, 4/25/2036 ‡ (a) (c)	1,675	206

GSR Mortgage Loan Trust

Series 2003-6F, Class A2, 2.89%, 9/25/2032 (a)	12	12

Series 2003-7F, Class 1A4, 5.25%, 6/25/2033	271	278

Series 2003-13, Class 1A1, 4.30%, 10/25/2033 (a)	59	61

Series 2004-3F, Class 3A8, 13.50%, 2/25/2034	27	32

Series 2004-6F, Class 2A4, 5.50%, 5/25/2034	457	466

Series 2004-8F, Class 2A3, 6.00%, 9/25/2034	353	362

Series 2004-13F, Class 3A3, 6.00%, 11/25/2034	211	216

Series 2005-5F, Class 8A3, 2.99%, 6/25/2035 (a)	68	65

Series 2005-7F, Class 3A9, 6.00%, 9/25/2035	653	682

Series 2006-1F, Class 1AP, PO, 2/25/2036 ‡	136	113

Series 2006-1F, Class 2A4, 6.00%, 2/25/2036	2,375	1,961

Headlands Residential LLC Series 2017-RPL1, Class A,

3.88%, 8/25/2022 (c) (d)	3,325	3,288

4.25%, 6/25/2023 (a)	3,570	3,562

HERO Funding III (Cayman Islands) Series 2017-1A, Class A, 3.50%, 9/21/2043 (c)	1,766	1,770

Impac CMB Trust Series 2005-2, Class 2M1, 3.27%, 4/25/2035 ‡ (a)	72	68

Impac Secured Assets CMN Owner Trust Series 2001-8, Class A6, 6.44%, 1/25/2032	459	473

Impac Secured Assets Trust Series 2006-2, Class 2A1, 2.84%, 8/25/2036 (a)	502	488

IndyMac INDX Mortgage Loan Trust Series 2006-AR3, Class 2A1A, 3.91%, 3/25/2036 (a)	131	118

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

JP Morgan Mortgage Trust

Series 2006-A2, Class 5A2, 4.62%, 11/25/2033 (a)	326	334

Series 2006-A2, Class 5A3, 4.62%, 11/25/2033 (a)	590	605

Series 2004-A3, Class 4A1, 4.54%, 7/25/2034 (a)	83	85

Series 2006-A3, Class 6A1, 4.06%, 8/25/2034 (a)	140	139

Series 2006-A2, Class 4A1, 4.48%, 8/25/2034 (a)	436	448

Series 2004-A4, Class 1A1, 4.64%, 9/25/2034 (a)	98	100

Series 2004-S1, Class 1A7, 5.00%, 9/25/2034	14	14

Series 2005-A1, Class 3A4, 4.54%, 2/25/2035 (a)	279	286

Series 2007-A1, Class 5A2, 4.69%, 7/25/2035 (a)	182	188

Lehman Mortgage Trust

Series 2006-2, Class 1A1, 5.80%, 4/25/2036 (a)	267	240

Series 2007-6, Class 1A8, 6.00%, 7/25/2037	144	134

Series 2008-2, Class 1A6, 6.00%, 3/25/2038	491	337

MASTR Adjustable Rate Mortgages Trust

Series 2004-13, Class 2A1, 4.69%, 4/21/2034 (a)	103	106

Series 2004-3, Class 4A2, 3.97%, 4/25/2034 (a)	61	57

Series 2004-4, Class 2A1, 3.95%, 5/25/2034 (a)	21	19

Series 2004-13, Class 3A7, 4.44%, 11/21/2034 (a)	542	556

Series 2004-15, Class 3A1, 4.86%, 12/25/2034 (a)	157	152

MASTR Alternative Loan Trust

Series 2003-8, Class 5A1, 5.00%, 11/25/2018	1	1

Series 2004-10, Class 1A1, 4.50%, 9/25/2019	11	11

Series 2003-4, Class 2A1, 6.25%, 6/25/2033	229	236

Series 2003-8, Class 3A1, 5.50%, 12/25/2033	68	70

Series 2003-9, Class 8A1, 6.00%, 1/25/2034	80	82

SEE NOTES TO FINANCIAL STATEMENTS.

260	J.P. MORGAN INCOME FUNDS	FEBRUARY 28, 2019

INVESTMENTS	PRINCIPAL AMOUNT ($000)		VALUE ($000)
Collateralized Mortgage Obligations — continued

Series 2004-1, Class 30PO, PO, 2/25/2034 ‡	59		52

Series 2004-3, Class 30PO, PO, 4/25/2034 ‡	131		111

Series 2004-3, Class 30X1, IO, 6.00%, 4/25/2034 ‡	89		18

Series 2004-3, Class 2A1, 6.25%, 4/25/2034	209		219

Series 2004-5, Class 30PO, PO, 6/25/2034 ‡	171		155

Series 2004-5, Class 30X1, IO, 6.00%, 6/25/2034 ‡	53		9

Series 2004-6, Class 30X1, IO, 5.50%, 7/25/2034 ‡	68		14

Series 2004-6, Class 7A1, 6.00%, 7/25/2034	642		656

Series 2004-7, Class 30PO, PO, 8/25/2034 ‡	47		39

Series 2004-7, Class AX1, IO, 5.50%, 8/25/2034 ‡	217		34

Series 2005-3, Class AX2, IO, 6.00%, 4/25/2035 ‡	1,284		228

MASTR Asset Securitization Trust

Series 2003-11, Class 15PO, PO, 12/25/2018 ‡	—	(b)	—	(b)

Series 2004-4, Class 3A1, 4.50%, 4/25/2019	—	(b)	—	(b)

Series 2004-8, PO, 8/25/2019 ‡	2		1

Series 2004-8, Class 1A1, 4.75%, 8/25/2019	1		1

Series 2004-9, Class 5A1, 5.25%, 9/25/2019	2		2

Series 2003-12, Class 6A1, 5.00%, 12/25/2033	50		50

Series 2004-P7, Class A6, 5.50%, 12/27/2033 (c)	104		104

Series 2004-1, Class 30PO, PO, 2/25/2034 ‡	10		8

Series 2004-3, PO, 3/25/2034 ‡	11		10

MASTR Reperforming Loan Trust Series 2005-2, Class 1A1F, 2.84%, 5/25/2035 (a) (c)	1,637		1,287

MASTR Resecuritization Trust Series 2005-PO, Class 3PO, PO, 5/28/2035 ‡ (c)	133		109

Merrill Lynch Mortgage Investors Trust

Series 2003-A, Class 2A2, 3.52%, 3/25/2028 (a)	146		147

Series 2003-E, Class A1, 3.11%, 10/25/2028 (a)	539		536

Series 2003-F, Class A1, 3.13%, 10/25/2028 (a)	911		900

Series 2004-D, Class A2, 3.42%, 9/25/2029 (a)	391		379

INVESTMENTS	PRINCIPAL AMOUNT ($000)		VALUE ($000)

Series 2004-E, Class A2A, 3.29%, 11/25/2029 (a)	182		181

Series 2003-A5, Class 2A6, 4.50%, 8/25/2033 (a)	218		226

Series 2004-A4, Class A2, 4.07%, 8/25/2034 (a)	348		357

Series 2004-1, Class 2A1, 4.28%, 12/25/2034 (a)	275		274

Series 2005-A1, Class 3A, 4.60%, 12/25/2034 (a)	38		39

Merrill Lynch Mortgage Investors Trust MLMI Series 2003-A4, Class 2A, 4.43%, 7/25/2033 (a)	101		99

ML Trust XLVII Series 47, Class Z, 8.99%, 10/20/2020 ‡	—	(b)	—	(b)

Morgan Stanley Mortgage Loan Trust Series 2004-3, Class 4A, 5.63%, 4/25/2034 (a)	392		415

MortgageIT Trust Series 2005-5, Class A1, 2.75%, 12/25/2035 (a)	97		96

NACC Reperforming Loan REMIC Trust Series 2004-R2, Class A1, 6.50%, 10/25/2034 (a) (c)	320		314

New Residential Mortgage Loan Trust Series 2019-RPL1, Class A1, 4.33%, 2/26/2024 (c) (d)	3,000		3,000

Nomura Asset Acceptance Corp. Alternative Loan Trust

Series 2003-A1, Class A5, 7.00%, 4/25/2033	23		24

Series 2003-A1, Class A1, 5.50%, 5/25/2033	22		22

Series 2003-A1, Class A2, 6.00%, 5/25/2033	36		36

Prime Mortgage Trust

Series 2004-CL1, Class 1A1, 6.00%, 2/25/2034	309		325

Series 2004-1, Class 2A3, 5.25%, 8/25/2034	12		11

Series 2005-4, Class 2PO, PO, 10/25/2035 ‡	144		79

Provident Funding Mortgage Loan Trust Series 2005-1, Class 2A1, 4.44%, 5/25/2035 (a)	118		116

RALI Trust

Series 2002-QS16, Class A3, IF, 11.37%, 10/25/2017 (a)	—	(b)	—	(b)

Series 2003-QS9, Class A3, IF, IO, 5.04%, 5/25/2018 ‡ (a)	2		—	(b)

Series 2003-QS12, Class A5, IO, 5.00%, 6/25/2018 ‡	—	(b)	—	(b)

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2019	J.P. MORGAN INCOME FUNDS	261

JPMorgan Mortgage-Backed Securities Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2019 (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Collateralized Mortgage Obligations — continued

Series 2003-QS12, Class A2A, IF, IO, 5.09%, 6/25/2018 ‡ (a)	1	—	(b)

Series 2003-QS14, Class A1, 5.00%, 7/25/2018	3	3

Series 2003-QS18, Class A1, 5.00%, 9/25/2018	8	8

Series 2004-QA4, Class NB3, 5.46%, 9/25/2034 ‡ (a)	378	383

Series 2004-QA6, Class NB2, 4.35%, 12/26/2034 (a)	125	109

Series 2005-QA6, Class A32, 5.00%, 5/25/2035 (a)	803	623

Series 2005-QA10, Class A31, 4.79%, 9/25/2035 (a)	113	98

Series 2007-QS1, Class 1A1, 6.00%, 1/25/2037	213	196

RBSSP Resecuritization Trust

Series 2009-12, Class 1A1, 5.48%, 11/25/2033 (a) (c)	234	240

Series 2009-1, Class 1A1, 6.50%, 2/26/2036 (a) (c)	370	383

RCO Trust

Series 2017-INV1, Class A, 3.20%, 11/25/2052 (a) (c)	3,142	3,094

Series 2017-INV1, Class M1, 3.90%, 11/25/2052 ‡ (a) (c)	3,272	3,282

Residential Asset Securitization Trust

Series 2003-A5, Class A1, 5.50%, 6/25/2033	149	149

Series 2004-IP2, Class 1A1, 4.52%, 12/25/2034 (a)	377	384

Series 2005-A2, Class A4, IF, IO, 2.56%, 3/25/2035 ‡ (a)	2,403	153

Series 2005-A16, Class AX, IO, 5.75%, 2/25/2036 ‡	958	209

Series 2006-A4, Class 2A5, 6.00%, 5/25/2036	368	352

Series 2006-A6, Class 2A13, 6.00%, 7/25/2036	251	208

RFMSI Trust Series 2005-SA4, Class 1A1, 4.00%, 9/25/2035 (a)	162	146

Seasoned Credit Risk Transfer Trust Series 2017-4, Class MT, 3.50%, 6/25/2057	2,669	2,652

Sequoia Mortgage Trust

Series 2003-1, Class 1A, 3.24%, 4/20/2033 (a)	367	360

Series 2004-8, Class A1, 3.18%, 9/20/2034 (a)	630	619

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Series 2004-8, Class A2, 3.49%, 9/20/2034 (a)	591	587

Series 2004-9, Class A1, 3.16%, 10/20/2034 (a)	1,326	1,294

Series 2004-10, Class A1A, 3.10%, 11/20/2034 (a)	486	481

Structured Asset Mortgage Investments II Trust

Series 2004-AR5, Class 1A1, 3.14%, 10/19/2034 (a)	711	701

Series 2005-AR5, Class A3, 2.73%, 7/19/2035 (a)	1,193	1,175

Structured Asset Securities Corp. Series 2003-37A, Class 2A, 4.43%, 12/25/2033 (a)	885	888

Structured Asset Securities Corp. Mortgage Pass-Through Certificates Series 2003-34A, Class 3A3, 4.26%, 11/25/2033 (a)	226	226

Thornburg Mortgage Securities Trust

Series 2003-4, Class A1, 3.13%, 9/25/2043 (a)	50	50

Series 2004-1, Class II2A, 3.03%, 3/25/2044 ‡ (a)	51	50

Vendee Mortgage Trust

Series 1994-1, Class 2ZB, 6.50%, 2/15/2024	1,217	1,286

Series 1996-1, Class 1Z, 6.75%, 2/15/2026	234	256

Series 1996-2, Class 1Z, 6.75%, 6/15/2026	129	142

Series 1997-1, Class 2Z, 7.50%, 2/15/2027	278	306

Series 1998-1, Class 2E, 7.00%, 3/15/2028	196	217

VOLT LXXI LLC Series 2018-NPL7, Class A1B, 4.26%, 9/25/2048 ‡ (c) (d)	4,475	4,396

WaMu Mortgage Pass-Through Certificates Trust

Series 2004-CB2, Class 5A, 5.00%, 7/25/2019	8	8

Series 2004-CB2, Class 7A, 5.50%, 8/25/2019	4	4

Series 2004-CB3, Class 4A, 6.00%, 10/25/2019	12	12

Series 2003-S1, Class A5, 5.50%, 4/25/2033	283	291

Series 2003-S3, Class 1A4, 5.50%, 6/25/2033	85	87

Series 2003-AR7, Class A7, 4.15%, 8/25/2033 (a)	269	276

Series 2003-AR8, Class A, 4.23%, 8/25/2033 (a)	240	244

Series 2003-AR9, Class 1A6, 4.34%, 9/25/2033 (a)	850	869

SEE NOTES TO FINANCIAL STATEMENTS.

262	J.P. MORGAN INCOME FUNDS	FEBRUARY 28, 2019

INVESTMENTS	PRINCIPAL AMOUNT ($000)		VALUE ($000)
Collateralized Mortgage Obligations — continued

Series 2003-AR9, Class 2A, 4.38%, 9/25/2033 (a)	191		194

Series 2003-S9, Class P, PO, 10/25/2033 ‡	10		9

Series 2003-AR11, Class A6, 4.31%, 10/25/2033 (a)	628		634

Series 2003-S9, Class A8, 5.25%, 10/25/2033	674		681

Series 2004-AR3, Class A1, 3.97%, 6/25/2034 (a)	55		56

Series 2004-AR3, Class A2, 3.97%, 6/25/2034 (a)	376		382

Series 2004-S2, Class 2A4, 5.50%, 6/25/2034	1,105		1,151

Series 2006-AR10, Class 2P, 3.97%, 9/25/2036 ‡ (a)	74		64

Washington Mutual Mortgage Pass-Through Certificates WMALT Trust

Series 2005-4, Class DP, PO, 6/25/2020 ‡	43		35

Series 2005-1, Class 1A1, 5.50%, 3/25/2035	69		69

Series 2005-2, Class 1A4, IF, IO, 2.56%, 4/25/2035 ‡ (a)	3,623		333

Series 2005-4, Class CB7, 5.50%, 6/25/2035	482		460

Series 2005-6, Class 2A4, 5.50%, 8/25/2035	392		374

Series 2005-11, Class A4, IF, IO, 2.46%, 1/25/2036 ‡ (a)	5,428		496

Washington Mutual MSC Mortgage Pass-Through Certificates Trust

Series 2004-RA4, Class 1P, PO, 4/25/2019 ‡	—	(b)	1

Series 2004-RA2, Class 2A, 7.00%, 7/25/2033	296		324

Wells Fargo Mortgage-Backed Securities Trust

Series 2003-G, Class A1, 4.46%, 6/25/2033 (a)	552		559

Series 2003-K, Class 1A1, 4.68%, 11/25/2033 (a)	98		99

Series 2003-K, Class 1A2, 4.68%, 11/25/2033 (a)	27		27

Series 2004-B, Class A1, 4.94%, 2/25/2034 (a)	54		54

Series 2005-AR16, Class 2A1, 5.02%, 2/25/2034 (a)	143		147

Series 2004-I, Class 1A1, 4.81%, 7/25/2034 (a)	590		604

Series 2004-S, Class A1, 4.61%, 9/25/2034 (a)	823		844

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Series 2004-P, Class 2A1, 4.64%, 9/25/2034 (a)	966	992

Series 2004-Q, Class 1A3, 4.72%, 9/25/2034 (a)	31	32

Series 2004-V, Class 1A1, 4.64%, 10/25/2034 (a)	229	233

Series 2004-U, Class A1, 4.69%, 10/25/2034 (a)	795	801

Series 2004-EE, Class 2A1, 4.53%, 12/25/2034 (a)	267	273

Series 2004-EE, Class 2A2, 4.53%, 12/25/2034 (a)	33	35

Series 2004-EE, Class 3A1, 4.63%, 12/25/2034 (a)	199	206

Series 2005-AR8, Class 2A1, 4.81%, 6/25/2035 (a)	210	216

Series 2005-9, Class 1APO, PO, 10/25/2035 ‡	49	46

Series 2007-7, Class A7, 6.00%, 6/25/2037	294	295

Series 2007-11, Class A14, 6.00%, 8/25/2037	206	205

Total Collateralized Mortgage Obligations (Cost $443,157)		448,916

Commercial Mortgage-Backed Securities — 12.8%

BAMLL Commercial Mortgage Securities Trust

Series 2012-PARK, Class A, 2.96%, 12/10/2030 (c)	7,578	7,592

Series 2014-520M, Class A, 4.18%, 8/15/2046 (a) (c)	1,000	1,020

Series 2014-520M, Class C, 4.21%, 8/15/2046 ‡ (a) (c)	2,500	2,285

Series 2016-FR14, Class A, 3.01%, 2/27/2048 (a) (c)	5,185	4,951

BAMLL Re-REMIC Trust

Series 2016-FR16, Class A, 0.94%, 5/27/2021 (a) (c)	1,985	1,862

Series 2014-FRR5, Class AK30, PO, 6/27/2045 (c)	4,500	3,633

Series 2016-FR13, Class A, 1.65%, 8/27/2045 (a) (c)	6,365	5,713

Series 2015-FR11, Class AK25, 2.67%, 9/27/2045 (a) (c)	4,500	4,242

Series 2014-FRR5, Class A714, PO, 1/27/2047 (c)	3,000	2,778

Series 2014-FRR8, Class A, 2.19%, 11/26/2047 (a) (c)	3,585	3,053

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2019	J.P. MORGAN INCOME FUNDS	263

JPMorgan Mortgage-Backed Securities Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2019 (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Commercial Mortgage-Backed Securities — continued

BB-UBS Trust

Series 2012-TFT, Class A, 2.89%, 6/5/2030 (c)	966	958

Series 2012-SHOW, Class A, 3.43%, 11/5/2036 (c)	4,100	4,100

Series 2012-SHOW, Class E, 4.03%, 11/5/2036 (a) (c)	3,575	3,445

Commercial Mortgage Trust

Series 2013-300P, Class A1, 4.35%, 8/10/2030 (c)	1,500	1,579

Series 2014-TWC, Class A, 3.35%, 2/13/2032 (a) (c)	2,500	2,501

Series 2018-HOME, Class A, 3.82%, 4/10/2033 (a) (c)	3,570	3,606

Series 2013-SFS, Class A2, 2.99%, 4/12/2035 (a) (c)	1,247	1,238

Series 2006-GG7, Class AM, 5.69%, 7/10/2038 (a)	191	191

Series 2013-CR9, Class XB, IO, 0.22%, 7/10/2045 ‡ (a) (c)	140,330	1,291

Series 2012-CR2, Class XA, IO, 1.65%, 8/15/2045 ‡ (a)	4,868	225

Series 2014-CR19, Class A5, 3.80%, 8/10/2047	1,500	1,545

Series 2015-CR24, Class A5, 3.70%, 8/10/2048	1,542	1,572

Series 2015-CR25, Class A4, 3.76%, 8/10/2048	1,562	1,596

CSAIL Commercial Mortgage Trust

Series 2017-CX10, Class UESB, 4.24%, 10/15/2032 ‡ (a) (c)	7,969	7,973

Series 2017-CX10, Class UESC, 4.24%, 10/15/2032 ‡ (a) (c)	2,900	2,886

CSMC OA LLC Series 2014-USA, Class D, 4.37%, 9/15/2037 ‡ (c)	1,700	1,608

DBWF Mortgage Trust Series 2015-LCM, Class A1, 3.00%, 6/10/2034 (c)	1,417	1,388

FHLMC Multifamily Structured Pass-Through Certificates

Series KJ02, Class A2, 2.60%, 9/25/2020	169	168

Series KJ09, Class A2, 2.84%, 9/25/2022	2,069	2,071

Series KJ07, Class A2, 2.31%, 12/25/2022	4,358	4,282

Series KS01, Class A2, 2.52%, 1/25/2023	2,000	1,972

Series KPLB, Class A, 2.77%, 5/25/2025	321	315

Series K065, Class A2, 3.24%, 4/25/2027	1,848	1,855

Series K065, Class AM, 3.33%, 5/25/2027	993	998

Series K070, Class A2, 3.30%, 11/25/2027 (a)	1,529	1,537

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Series K077, Class AM, 3.85%, 5/25/2028 (a)	4,025	4,189

Series K082, Class A2, 3.92%, 9/25/2028 (a)	6,707	7,057

Series K083, Class A2, 4.05%, 9/25/2028 (a)	2,155	2,289

Series K087, Class A2, 3.77%, 12/25/2028	1,910	1,986

Series K081, Class A2, 3.90%, 9/25/2051 (a)	2,645	2,779

FNMA ACES

Series 2010-M1, Class A2, 4.45%, 9/25/2019	1,571	1,577

Series 2016-M2, Class AV2, 2.15%, 1/25/2023	5,000	4,888

Series 2014-M3, Class A2, 3.46%, 1/25/2024 (a)	2,500	2,556

Series 2014-M9, Class A2, 3.10%, 7/25/2024 (a)	1,640	1,649

Series 2015-M3, Class A2, 2.72%, 10/25/2024	3,000	2,961

Series 2015-M7, Class A2, 2.59%, 12/25/2024	1,230	1,205

Series 2015-M2, Class A3, 3.04%, 12/25/2024 (a)	2,217	2,228

Series 2015-M13, Class A2, 2.71%, 6/25/2025 (a)	3,091	3,041

Series 2016-M6, Class A2, 2.49%, 5/25/2026	4,500	4,315

Series 2017-M3, Class A2, 2.49%, 12/25/2026 (a)	10,000	9,532

Series 2015-M10, Class A2, 3.09%, 4/25/2027 (a)	7,777	7,703

Series 2017-M8, Class A2, 3.06%, 5/25/2027 (a)	2,860	2,823

Series 2017-M12, Class A2, 3.08%, 6/25/2027 (a)	5,122	5,075

Series 2017-M15, Class A2, 2.96%, 9/25/2027 (a)	5,000	4,918

Series 2018-M7, Class A2, 3.05%, 3/25/2028 (a)	4,377	4,300

Series 2018-M14, Class A2, 3.58%, 8/25/2028 (a)	4,000	4,103

Series 2019-M1, Class A2, 3.55%, 9/25/2028 (a)	4,615	4,713

Series 2019-M2, Class A2, 3.63%, 11/25/2028 (a)	5,625	5,779

Series 2017-M5, Class A2, 3.18%, 4/25/2029 (a)	9,889	9,712

Series 2018-M3, Class A2, 3.09%, 2/25/2030 (a)	1,255	1,229

SEE NOTES TO FINANCIAL STATEMENTS.

264	J.P. MORGAN INCOME FUNDS	FEBRUARY 28, 2019

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Commercial Mortgage-Backed Securities — continued

FNMA Grantor Trust Series 2017-T1, Class A, 2.90%, 6/25/2027	3,871	3,765

FREMF Mortgage Trust

Series 2015-K720, Class B, 3.39%, 7/25/2022 (a) (c)	6,000	6,012

Series 2014-K39, Class C, 4.16%, 8/25/2047 (a) (c)	3,099	3,058

Series 2014-K41, Class C, 3.83%, 11/25/2047 (a) (c)	1,830	1,770

Series 2014-K40, Class C, 4.07%, 11/25/2047 (a) (c)	1,626	1,598

Series 2015-K44, Class B, 3.68%, 1/25/2048 (a) (c)	2,510	2,460

Series 2015-K45, Class B, 3.59%, 4/25/2048 (a) (c)	5,075	4,965

Series 2015-K46, Class C, 3.69%, 4/25/2048 (a) (c)	3,000	2,865

Series 2015-K48, Class B, 3.64%, 8/25/2048 (a) (c)	5,545	5,407

Series 2015-K48, Class C, 3.64%, 8/25/2048 (a) (c)	5,000	4,699

Series 2015-K49, Class C, 3.72%, 10/25/2048 (a) (c)	3,000	2,886

Series 2015-K50, Class B, 3.78%, 10/25/2048 (a) (c)	2,100	2,062

Series 2015-K51, Class B, 3.95%, 10/25/2048 (a) (c)	1,000	991

Series 2016-K722, Class B, 3.84%, 7/25/2049 (a) (c)	5,250	5,235

Series 2016-K59, Class B, 3.58%, 11/25/2049 (a) (c)	1,902	1,827

Series 2019-K87, Class B, 4.32%, 1/25/2051 (a) (c)	5,434	5,354

GS Mortgage Securities Corp. II Series 2013-KING, Class A, 2.71%, 12/10/2027 (c)	2,383	2,376

GS Mortgage Securities Corp. Trust Series 2012-SHOP, Class XA, IO, 1.30%, 6/5/2031 ‡ (a) (c)	20,000	2

GS Mortgage Securities Trust Series 2006-GG8, Class X, IO, 0.87%, 11/10/2039 ‡ (a) (c)	2,537	18

JP Morgan Chase Commercial Mortgage Securities Trust

Series 2006-CB15, Class X1, IO, 0.37%, 6/12/2043 ‡ (a)	7,705	9

Series 2006-LDP9, Class AMS, 5.34%, 5/15/2047	600	554

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

JPMCC Re-REMIC Trust

Series 2015-FRR2, Class AK36, 2.24%, 12/27/2046 (a) (c)	3,500	3,163

Series 2014-FRR1, Class BK10, 2.50%, 11/27/2049 ‡ (a) (c)	3,500	3,403

Series 2014-FRR1, Class AK10, 4.29%, 11/27/2049 (c)	456	451

Ladder Capital Commercial Mortgage Trust Series 2013-GCP, Class A2, 3.99%, 2/15/2036 (c)	2,686	2,744

LB-UBS Commercial Mortgage Trust Series 2006-C1, Class XCL, IO, 0.38%, 2/15/2041 ‡ (a) (c)	2,582	—	(b)

Morgan Stanley Bank of America Merrill Lynch Trust Series 2014-C14, Class A3, 3.67%, 2/15/2047	849	856

Morgan Stanley Capital I Trust

Series 2012-C4, Class A3, 2.99%, 3/15/2045	699	699

Series 2011-C3, Class A3, 4.05%, 7/15/2049	865	867

RBS Commercial Funding, Inc. Trust Series 2013-SMV, Class A, 3.26%, 3/11/2031 (c)	2,123	2,111

UBS Commercial Mortgage Trust Series 2012-C1, Class XA, IO, 2.07%, 5/10/2045 (a) (c)	6,204	321

UBS-BAMLL Trust Series 2012-WRM, Class A, 3.66%, 6/10/2030 (c)	3,015	3,042

UBS-Barclays Commercial Mortgage Trust

Series 2013-C6, Class A4, 3.24%, 4/10/2046	857	861

Series 2012-C2, Class XA, IO, 1.32%, 5/10/2063 ‡ (a) (c)	10,637	396

Series 2012-C2, Class A4, 3.53%, 5/10/2063	1,300	1,317

VNDO Mortgage Trust

Series 2013-PENN, Class A, 3.81%, 12/13/2029 (c)	2,500	2,530

Series 2012-6AVE, Class A, 3.00%, 11/15/2030 (c)	2,991	2,985

Wachovia Bank Commercial Mortgage Trust Series 2006-C24, Class XC, IO, 0.08%, 3/15/2045 ‡ (a) (c)	5,441	—	(b)

Wells Fargo Commercial Mortgage Trust

Series 2013-120B, Class A, 2.71%, 3/18/2028 (a) (c)	3,000	2,983

Series 2015-C30, Class A4, 3.66%, 9/15/2058	1,458	1,482

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2019	J.P. MORGAN INCOME FUNDS	265

JPMorgan Mortgage-Backed Securities Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2019 (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Commercial Mortgage-Backed Securities — continued

WFRBS Commercial Mortgage Trust

Series 2011-C3, Class A4, 4.38%, 3/15/2044 (c)	1,250	1,279

Series 2013-C11, Class D, 4.27%, 3/15/2045 ‡ (a) (c)	750	724

Series 2012-C6, Class A4, 3.44%, 4/15/2045	1,200	1,212

Total Commercial Mortgage-Backed Securities (Cost $280,054)		281,975

Asset-Backed Securities — 11.4%

ABFC Trust Series 2005-AQ1, Class A4, 4.76%, 1/25/2034 ‡ (d)	426	434

Accelerated Assets LLC Series 2018-1, Class B, 4.51%, 12/2/2033 ‡ (c)	3,336	3,348

Ajax Mortgage Loan Trust Series 2017-A, Class A, 3.47%, 4/25/2057 ‡ (c) (d)	1,684	1,674

American Homes 4 Rent

Series 2015-SFR1, Class A, 3.47%, 4/17/2052 ‡ (c)	1,860	1,859

Series 2015-SFR1, Class D, 4.41%, 4/17/2052 ‡ (c)	4,390	4,452

Series 2015-SFR1, Class E, 5.64%, 4/17/2052 (c)	3,975	4,245

American Homes 4 Rent Trust

Series 2014-SFR2, Class A, 3.79%, 10/17/2036 ‡ (c)	3,184	3,233

Series 2014-SFR2, Class D, 5.15%, 10/17/2036 ‡ (c)	4,085	4,291

Series 2014-SFR2, Class E, 6.23%, 10/17/2036 (c)	1,500	1,636

Series 2014-SFR3, Class B, 4.20%, 12/17/2036 ‡ (c)	5,850	5,968

Series 2014-SFR3, Class C, 4.60%, 12/17/2036 (c)	1,570	1,615

Series 2014-SFR3, Class D, 5.04%, 12/17/2036 ‡ (c)	3,650	3,818

Series 2014-SFR3, Class E, 6.42%, 12/17/2036 ‡ (c)	3,172	3,487

Series 2015-SFR2, Class A, 3.73%, 10/17/2052 (c)	1,887	1,911

Series 2015-SFR2, Class D, 5.04%, 10/17/2052 ‡ (c)	3,100	3,266

Series 2015-SFR2, Class E, 6.07%, 10/17/2052 ‡ (c)	3,600	3,927

Anchor Assets IX LLC

Series 2016-1, Class A, 5.13%, 2/15/2020 ‡ (c)	6,363	6,363

Series 2016-1, Class B, 6.25%, 2/15/2020 ‡ (c)	5,725	5,725

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

B2R Mortgage Trust

Series 2015-1, Class A1, 2.52%, 5/15/2048 (c)	1,411	1,401

Series 2015-2, Class A, 3.34%, 11/15/2048 (c)	2,027	2,019

Series 2016-1, Class A, 2.57%, 6/15/2049 (c)	2,238	2,203

Series 2016-1, Class B, 3.87%, 6/15/2049 ‡ (c)	2,000	1,991

Bear Stearns Asset-Backed Securities Trust Series 2006-SD1, Class A, 2.86%, 4/25/2036 ‡ (a)	31	31

BXG Receivables Note Trust Series 2012-A, Class A, 2.66%, 12/2/2027 (c)	358	357

Camillo Issuer LLC

Series 2016-SFR, Class 1-A-1, 5.00%, 12/5/2023 ‡	3,911	3,903

Series 2018-SFR1, Class A, 5.25%, 6/5/2028 ‡ (c)	2,863	2,863

Cascade Funding Mortgage Trust Series 2018-RM1, Class A1, 4.58%, 6/25/2048 (c) (d)	2,296	2,301

Chase Funding Trust

Series 2002-3, Class 1A5, 5.91%, 6/25/2032 ‡ (d)	1,007	986

Series 2003-4, Class 1A5, 5.20%, 5/25/2033 ‡ (d)	517	523

Series 2003-6, Class 1A7, 5.04%, 11/25/2034 ‡ (d)	391	401

Citigroup Global Markets Mortgage Securities VII, Inc. Series 2003-UP1, Class A, 3.95%, 4/25/2032 ‡ (c) (d)	28	27

Citigroup Mortgage Loan Trust, Inc. Series 2003-HE3, Class A, 3.25%, 12/25/2033 (a)	21	21

Colony American Finance Ltd. (Cayman Islands)

Series 2016-1, Class A, 2.54%, 6/15/2048 (c)	672	661

Series 2016-2, Class A, 2.55%, 11/15/2048 (c)	1,585	1,550

CoreVest American Finance Trust Series 2017-2, Class M, 5.62%, 12/25/2027 ‡ (c)	2,200	2,221

Diamond Resorts Owner Trust

Series 2016-1, Class A, 3.08%, 11/20/2028 (c)	2,702	2,692

Series 2017-1A, Class A, 3.27%, 10/22/2029 (c)	1,087	1,085

SEE NOTES TO FINANCIAL STATEMENTS.

266	J.P. MORGAN INCOME FUNDS	FEBRUARY 28, 2019

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Asset-Backed Securities — continued

Series 2017-1A, Class B, 4.11%, 10/22/2029 ‡ (c)	741	742

Series 2018-1, Class B, 4.19%, 1/21/2031 ‡ (c)	4,604	4,619

FNMA REMIC Trust Series 2001-W4, Class AF6, 5.61%, 1/25/2032 (d)	78	81

FORT CRE LLC Series 2018-1A, Class C, 5.31%, 12/21/2023 (a) (c)	900	909

Golden Bear LLC Series 2016-R, Class R, 5.65%, 9/20/2047 ‡ (c)	1,591	1,613

Goodgreen Trust Series 2017-1A, Class A, 3.74%, 10/15/2052 (c)	546	545

HERO Funding (Cayman Islands) Series 2017-3A, Class A2, 3.95%, 9/20/2048 (c)	2,062	2,102

HERO Funding II (Cayman Islands)

Series 2016-3B, Class B, 5.24%, 9/20/2042 ‡ (c)	3,473	3,514

Series 2016-4B, Class B, 4.99%, 9/20/2047 ‡ (c)	3,212	3,261

HERO Funding Trust

Series 2015-1A, Class A, 3.84%, 9/21/2040 (c)	53	56

Series 2016-2A, Class A, 3.75%, 9/20/2041 (c)	2,132	2,161

Series 2016-3A, Class A1, 3.08%, 9/20/2042 (c)	1,426	1,408

Series 2016-4A, Class A1, 3.57%, 9/20/2047 (c)	4,192	4,210

Series 2016-4A, Class A2, 4.29%, 9/20/2047 (c)	4,192	4,320

Series 2017-1A, Class A2, 4.46%, 9/20/2047 (c)	1,792	1,846

Series 2017-2A, Class A1, 3.28%, 9/20/2048 (c)	2,865	2,798

HERO Residual Funding (Cayman Islands) Series 2016-1R, Class A1, 4.50%, 9/21/2042 (c)	1,495	1,487

Home Equity Mortgage Loan Asset-Backed Trust Series 2006-A, Class A3, 2.69%, 3/25/2036 ‡ (a)	87	85

KGS-Alpha SBA COOF Trust

Series 2012-3, Class A, IO, 1.54%, 9/25/2026 ‡ (a) (c)	1,046	15

Series 2012-4, Class A, IO, 0.97%, 9/25/2037 ‡ (a) (c)	11,544	300

Series 2012-6, Class A, IO, 0.62%, 5/25/2039 ‡ (a) (c)	8,058	124

Series 2015-2, Class A, IO, 2.69%, 7/25/2041 ‡ (a) (c)	1,885	199

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Long Beach Mortgage Loan Trust Series 2004-1, Class M1, 3.24%, 2/25/2034 ‡ (a)	791	782

LV Tower 52 Issuer

Series 2013-1, Class A, 5.75%, 7/15/2019 ‡ (c)	3,096	3,096

Series 2013-1, Class M, 7.75%, 7/15/2019 ‡ (c)	1,240	1,240

Madison Avenue Manufactured Housing Contract Trust Series 2002-A, IO, 0.30%, 3/25/2032 ‡	73,899	505

Mid-State Capital Corp. Trust Series 2006-1, Class M1, 6.08%, 10/15/2040 ‡ (c)	1,811	1,957

Mid-State Capital Trust

Series 2010-1, Class A, 3.50%, 12/15/2045 (c)	625	634

Series 2010-1, Class M, 5.25%, 12/15/2045 ‡ (c)	963	997

New Century Home Equity Loan Trust Series 2003-5, Class AI6, 5.08%, 11/25/2033 ‡ (d)	312	315

New Residential Advance Receivables Trust Advance Receivables Backed Notes

Series 2016-T2, Class AT2, 2.58%, 10/15/2049 (c)	1,175	1,170

Series 2016-T2, Class DT2, 4.01%, 10/15/2049 ‡ (c)	3,053	3,036

Ocwen Master Advance Receivables Trust

Series 2018-T1, Class DT1, 4.24%, 8/15/2049 ‡ (c)	2,705	2,705

Series 2016-T2, Class BT2, 3.26%, 8/16/2049 ‡ (c)	1,522	1,520

Series 2016-T2, Class DT2, 4.45%, 8/16/2049 ‡ (c)	3,025	3,025

Series 2018-T2, Class DT2, 4.53%, 8/15/2050 ‡ (c)	2,902	2,911

Pretium Mortgage Credit Partners I LLC Series 2019-NPL1, Class A1, 4.21%, 7/25/2060 (c) (d)	5,300	5,306

Progress Residential Trust

Series 2015-SFR2, Class A, 2.74%, 6/12/2032 (c)	7,174	7,108

Series 2015-SFR2, Class B, 3.14%, 6/12/2032 ‡ (c)	1,761	1,748

Series 2015-SFR2, Class C, 3.44%, 6/12/2032 ‡ (c)	3,745	3,726

Series 2015-SFR2, Class D, 3.68%, 6/12/2032 ‡ (c)	6,000	5,966

Series 2015-SFR2, Class E, 4.43%, 6/12/2032 ‡ (c)	2,070	2,071

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2019	J.P. MORGAN INCOME FUNDS	267

JPMorgan Mortgage-Backed Securities Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2019 (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Asset-Backed Securities — continued

Series 2015-SFR3, Class A, 3.07%, 11/12/2032 ‡ (c)	5,820	5,794

Series 2015-SFR3, Class C, 4.33%, 11/12/2032 (c)	2,000	2,018

Series 2015-SFR3, Class D, 4.67%, 11/12/2032 ‡ (c)	2,093	2,112

Series 2015-SFR3, Class E, 5.66%, 11/12/2032 (c)	4,350	4,399

Series 2017-SFR2, Class C, 3.40%, 12/17/2034 ‡ (c)	2,320	2,285

Series 2019-SFR1, Class E, 4.47%, 8/17/2035 (c)	6,400	6,426

RCO Trust Series 2016-SFR1, Class M1, 4.50%, 11/25/2051 ‡ (a) (c)	2,547	2,534

Renaissance Home Equity Loan Trust Series 2007-2, Class AF2, 5.68%, 6/25/2037 ‡ (d)	479	203

Renew (Cayman Islands)

Series 2017-1A, Class A, 3.67%, 9/20/2052 (c)	712	717

Series 2017-1A, Class B, 5.75%, 9/20/2052 ‡ (c)	2,007	2,041

Rice Park Financing Trust Series 2016-A, Class A, 4.63%, 10/31/2041 ‡ (c)	3,236	3,233

Saxon Asset Securities Trust Series 2003-1, Class AF6, 4.64%, 6/25/2033 (d)	67	67

Securitized Asset-Backed Receivables LLC Trust Series 2006-CB1, Class AF2, 3.35%, 1/25/2036 ‡ (d)	80	69

Sierra Timeshare Receivables Funding LLC Series 2018-3A, Class C, 4.17%, 9/20/2035 ‡ (c)	970	982

SPS Servicer Advance Receivables Trust Advance Receivables Backed Notes Series 2018-T1, 4.50%, 10/17/2050 (c)	2,100	2,104

Structured Asset Securities Corp. Pass-Through Certificates

Series 2002-AL1, Class A2, 3.45%, 2/25/2032 ‡	194	189

Series 2002-AL1, Class A3, 3.45%, 2/25/2032 ‡	465	450

Tricon American Homes Trust Series 2016-SFR1, Class C, 3.49%, 11/17/2033 ‡ (c)	1,247	1,237

VM DEBT LLC Series 2017-1, Class A, 6.50%, 10/2/2024 ‡ (c)	3,085	3,085

VOLT LXIX LLC Series 2018-NPL5, Class A1B, 4.70%, 8/25/2048 ‡ (c) (d)	1,733	1,736

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

VOLT LXVII LLC Series 2018-NPL3, Class A1, 4.38%, 6/25/2048 ‡ (c) (d)	1,093	1,093

VOLT LXVIII LLC Series 2018-NPL4, Class A1B, 4.83%, 7/27/2048 ‡ (c) (d)	2,070	2,077

VOLT LXX LLC Series 2018-NPL6, Class A1A, 4.11%, 9/25/2048 ‡ (c) (d)	1,953	1,953

VOLT LXXII LLC Series 2018-NPL8, Class A1A, 4.21%, 10/26/2048 ‡ (c) (d)	4,714	4,686

VOLT LXXIII LLC Series 2018-NPL9, Class A1A, 4.46%, 10/25/2048 ‡ (c) (d)	3,800	3,794

VOLT LXXIV LLC Series 2018-NP10, Class A1A, 4.58%, 11/25/2048 ‡ (c) (d)	4,227	4,244

VOLT LXXV LLC

Series 2019-NPL1, Class A1A, 4.34%, 1/25/2049 (c) (d)	4,148	4,157

Series 2019-NPL1, Class A1B, 4.83%, 1/25/2049 (c) (d)	5,000	5,019

VOLT Trust Series 2018-FT1, Class A1, 3.26%, 1/27/2023 (a)	480	474

VSE Voi Mortgage LLC Series 2018-A, Class A, 3.56%, 2/20/2036 (c)	1,315	1,326

Westgate Resorts LLC

Series 2015-2A, Class A, 3.20%, 7/20/2028 (c)	1,035	1,033

Series 2015-2A, Class B, 4.00%, 7/20/2028 (c)	1,122	1,119

Series 2016-1A, Class B, 4.50%, 12/20/2028 (c)	2,954	2,940

Total Asset-backed Securities (Cost $249,206)		250,297

U.S. Treasury Obligations — 2.4%

U.S. Treasury Bonds

4.38%, 2/15/2038	200	243

4.50%, 5/15/2038	200	247

4.63%, 2/15/2040	5,000	6,288

3.63%, 8/15/2043	7,300	7,993

3.75%, 11/15/2043	11,865	13,254

U.S. Treasury Notes 1.50%, 5/15/2020	12,000	11,850

U.S. Treasury STRIPS Bonds

6.71%, 11/15/2030 (g)	150	107

3.80%, 8/15/2031 (g)	300	209

3.25%, 2/15/2033 (g)	2,750	1,826

2.91%, 5/15/2033 (g)	15,000	9,870

Total U.S. Treasury Obligations (Cost $51,724)		51,887

SEE NOTES TO FINANCIAL STATEMENTS.

268	J.P. MORGAN INCOME FUNDS	FEBRUARY 28, 2019

INVESTMENTS	SHARES (000)	VALUE ($000)
Short-Term Investments — 5.7%

Investment Companies — 5.7%

JPMorgan Prime Money Market Fund Class Institutional Shares, 2.52% (h) (i) (Cost $125,374)	125,361	125,399

Total Investments — 100.2% (Cost $2,194,586)		2,198,233
Liabilities in Excess of Other Assets — (0.2%)		(5,161)

NET ASSETS — 100.0%		2,193,072

Percentages indicated are based on net assets.

Abbreviations

ACES	Alternative Credit Enhancement Securities
ARM	Adjustable Rate Mortgage. The interest rate shown is the rate in effect as of February 28, 2019.
CSMC	Credit Suisse Mortgage Trust
FHA	Federal Housing Administration
FHLMC	Federal Home Loan Mortgage Corp.
FNMA	Federal National Mortgage Association
GNMA	Government National Mortgage Association
GS	Goldman Sachs
HB	High Coupon Bonds (a.k.a. “IOettes”) represent the right to receive interest payments on an underlying pool of mortgages with similar features as those associated with IO securities. Unlike IO’s the owner also has a right to receive a very small portion of principal. The high interest rates result from taking interest payments from other classes in the Real Estate Mortgage Investment Conduit trust and allocating them to the small principal of the HB class.
IF	Inverse Floaters represent securities that pay interest at a rate that increases (decreases) with a decline (incline) in a specified index. The interest rate shown is the rate in effect as of February 28, 2019. The rate may be subject to a cap and floor.
IO	Interest Only represents the right to receive the monthly interest payments on an underlying pool of mortgage loans. The principal amount shown represents the par value on the underlying pool. The yields on these securities are subject to accelerated principal paydowns as a result of prepayment or refinancing of the underlying pool of mortgage instruments. As a result, interest income may be reduced considerably.
PO	Principal Only represents the right to receive the principal portion only on an underlying pool of mortgage loans. The market value of these securities is extremely volatile in response to changes in market interest rates. As prepayments on the underlying mortgages of these securities increase, the yield on these securities increases.

REMIC	Real Estate Mortgage Investment Conduit
STRIPS	Separate Trading of Registered Interest and Principal of Securities. The STRIPS Program lets investors hold and trade individual interest and principal components of eligible notes and bonds as separate securities.
VA	Veterans Administration

(a)	Variable or floating rate security, the interest rate of which adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. The interest rate shown is the current rate as of February 28, 2019.
(b)	Amount rounds to less than one thousand.
(c)	Securities exempt from registration under Rule 144A or section 4 (a) (2), of the Securities Act of 1933, as amended.
(d)	Step bond. Interest rate is a fixed rate for an initial period that either resets at a specific date or may reset in the future contingent upon a predetermined trigger. The interest rate shown is the current rate as of February 28, 2019.
(e)	Defaulted security.
(f)	All or a portion of the security is a when-issued security, delayed delivery security, or forward commitment.
(g)	The rate shown is the effective yield as of February 28, 2019.
(h)	Investment in affiliate. Fund is registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc.
(i)	The rate shown is the current yield as of February 28, 2019.
‡	Value determined using significant unobservable inputs.

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2019	J.P. MORGAN INCOME FUNDS	269

JPMorgan Short Duration Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2019

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Bonds — 31.1%

Aerospace & Defense — 0.2%

BAE Systems Holdings, Inc. (United Kingdom) 6.38%, 6/1/2019 (a)	2,903	2,926

Precision Castparts Corp. 2.25%, 6/15/2020	2,000	1,983

Textron, Inc. 5.95%, 9/21/2021	1,300	1,362

United Technologies Corp. 3.65%, 8/16/2023	1,000	1,014

		7,285

Auto Components — 0.0% (b)

Aptiv plc 3.15%, 11/19/2020	1,000	995

Automobiles — 0.6%

BMW US Capital LLC (Germany) 1.85%, 9/15/2021 (a)	1,826	1,772

Daimler Finance North America LLC (Germany)

2.25%, 9/3/2019 (a)	1,750	1,743

2.25%, 3/2/2020 (a)	5,000	4,959

2.85%, 1/6/2022 (a)	1,178	1,159

Hyundai Capital America 2.00%, 7/1/2019 (a)	859	855

Nissan Motor Acceptance Corp.

2.35%, 3/4/2019 (a)	2,280	2,280

2.55%, 3/8/2021 (a)	2,620	2,569

Volkswagen Group of America Finance LLC (Germany) 4.00%, 11/12/2021 (a)	2,700	2,735

		18,072

Banks — 9.6%

ABN AMRO Bank NV (Netherlands)

2.45%, 6/4/2020 (a)	3,125	3,104

3.40%, 8/27/2021 (a)	3,700	3,721

AIB Group plc (Ireland) 4.75%, 10/12/2023 (a)	1,915	1,922

ANZ New Zealand Int’l Ltd. (New Zealand)

2.60%, 9/23/2019 (a)	250	250

2.88%, 1/25/2022 (a)	3,000	2,967

Australia & New Zealand Banking Group Ltd. (Australia)

4.88%, 1/12/2021 (a)	1,000	1,033

2.63%, 11/9/2022	1,500	1,472

Bank of America Corp.

7.63%, 6/1/2019	6,590	6,666

5.63%, 7/1/2020	1,440	1,490

5.00%, 5/13/2021	8,605	8,952

(ICE LIBOR USD 3 Month + 0.66%), 2.37%, 7/21/2021 (c)	7,951	7,872

(ICE LIBOR USD 3 Month + 0.63%), 3.50%, 5/17/2022 (c)	6,000	6,045

(ICE LIBOR USD 3 Month + 1.16%), 3.12%, 1/20/2023 (c)	5,370	5,343

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Banks — continued

Bank of Montreal (Canada)

2.10%, 6/15/2020	2,000	1,984

1.90%, 8/27/2021	1,570	1,531

Series E, 3.30%, 2/5/2024	1,495	1,489

Bank of New Zealand (New Zealand) 3.50%, 2/20/2024 (a)	2,370	2,365

Bank of Nova Scotia (The) (Canada)

2.45%, 3/22/2021	5,107	5,060

3.13%, 4/20/2021	1,500	1,507

Banque Federative du Credit Mutuel SA (France) 2.20%, 7/20/2020 (a)	2,031	2,006

Barclays Bank plc (United Kingdom)

5.14%, 10/14/2020	1,310	1,337

10.18%, 6/12/2021 (a)	2,080	2,350

Barclays plc (United Kingdom) 3.68%, 1/10/2023	2,835	2,808

BB&T Corp.

5.25%, 11/1/2019	1,878	1,907

2.05%, 5/10/2021	2,500	2,451

BNP Paribas SA (France) 3.50%, 3/1/2023 (a)	2,100	2,080

BNZ International Funding Ltd. (New Zealand)

2.35%, 3/4/2019 (a)	1,684	1,684

2.90%, 2/21/2022 (a)	1,000	988

Branch Banking & Trust Co. 2.85%, 4/1/2021	300	299

Canadian Imperial Bank of Commerce (Canada) 2.70%, 2/2/2021	3,615	3,603

Capital One NA 2.35%, 1/31/2020	3,000	2,982

Citibank NA 2.13%, 10/20/2020	1,850	1,825

Citigroup, Inc.

2.50%, 7/29/2019	4,000	3,995

2.40%, 2/18/2020	6,866	6,831

(ICE LIBOR USD 3 Month + 0.72%), 3.14%, 1/24/2023 (c)	11,924	11,879

Citizens Bank NA 2.55%, 5/13/2021	3,640	3,594

Citizens Financial Group, Inc. 2.38%, 7/28/2021	1,420	1,391

Comerica, Inc. 3.70%, 7/31/2023	2,780	2,816

Commonwealth Bank of Australia (Australia)

2.30%, 3/12/2020	2,050	2,038

2.75%, 3/10/2022 (a)	3,450	3,405

Compass Bank

2.75%, 9/29/2019	1,564	1,564

3.50%, 6/11/2021	2,820	2,814

2.88%, 6/29/2022	2,260	2,205

SEE NOTES TO FINANCIAL STATEMENTS.

270	J.P. MORGAN INCOME FUNDS	FEBRUARY 28, 2019

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Bonds — continued

Banks — continued

Cooperatieve Rabobank UA (Netherlands)

2.75%, 1/10/2022	500	496

3.88%, 2/8/2022	2,000	2,043

3.88%, 9/26/2023 (a)	1,165	1,183

Credit Agricole SA (France) 3.75%, 4/24/2023 (a)	2,885	2,875

Danske Bank A/S (Denmark)

1.65%, 9/6/2019 (a)	4,400	4,365

2.70%, 3/2/2022 (a)	800	771

Discover Bank 3.20%, 8/9/2021	3,000	2,989

Fifth Third Bancorp

3.50%, 3/15/2022	1,000	1,007

2.60%, 6/15/2022	750	735

3.65%, 1/25/2024	830	838

First Horizon National Corp. 3.50%, 12/15/2020	470	471

First Tennessee Bank NA 2.95%, 12/1/2019	700	699

HSBC Bank plc (United Kingdom) 4.75%, 1/19/2021 (a)	4,520	4,660

HSBC Holdings plc (United Kingdom) 2.65%, 1/5/2022	16,460	16,203

Huntington Bancshares, Inc.

7.00%, 12/15/2020	1,815	1,931

3.15%, 3/14/2021	803	802

ING Groep NV (Netherlands) 4.10%, 10/2/2023	1,400	1,420

KeyBank NA 2.50%, 11/22/2021	750	738

KeyCorp 2.90%, 9/15/2020	4,000	4,001

Lloyds Bank plc (United Kingdom)

2.70%, 8/17/2020	4,800	4,773

3.30%, 5/7/2021	1,300	1,301

Lloyds Banking Group plc (United Kingdom) 3.00%, 1/11/2022	200	197

Manufacturers & Traders Trust Co.

2.25%, 7/25/2019	1,000	998

2.10%, 2/6/2020	1,295	1,286

2.63%, 1/25/2021	2,000	1,988

Mitsubishi UFJ Financial Group, Inc. (Japan)

3.54%, 7/26/2021	1,600	1,610

3.22%, 3/7/2022	1,400	1,401

2.67%, 7/25/2022	3,535	3,462

Mizuho Financial Group, Inc. (Japan)

2.63%, 4/12/2021 (a)	1,189	1,174

2.95%, 2/28/2022	1,600	1,583

2.60%, 9/11/2022	536	521

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Banks — continued

MUFG Bank Ltd. (Japan) 2.30%, 3/10/2019 (a)	1,800	1,800

MUFG Union Bank NA 2.25%, 5/6/2019	1,000	999

National Australia Bank Ltd. (Australia) 3.70%, 11/4/2021	1,423	1,443

National City Corp. 6.88%, 5/15/2019	4,425	4,461

Nordea Bank AB (Finland)

2.50%, 9/17/2020 (a)	1,500	1,490

4.88%, 5/13/2021 (a)	700	716

4.25%, 9/21/2022 (a)	870	881

3.75%, 8/30/2023 (a)	1,115	1,114

PNC Bank NA

2.30%, 6/1/2020	1,315	1,306

2.60%, 7/21/2020	1,000	996

2.50%, 1/22/2021	7,278	7,201

Regions Bank 2.75%, 4/1/2021	2,000	1,981

Regions Financial Corp. 3.80%, 8/14/2023	2,270	2,295

Royal Bank of Canada (Canada) 3.20%, 4/30/2021	2,000	2,011

Santander UK Group Holdings plc (United Kingdom)

3.13%, 1/8/2021	5,000	4,965

2.88%, 8/5/2021	5,100	5,017

Santander UK plc (United Kingdom) 2.13%, 11/3/2020	1,000	981

Skandinaviska Enskilda Banken AB (Sweden) 2.63%, 11/17/2020 (a)	850	842

Societe Generale SA (France) 4.25%, 9/14/2023 (a)	2,850	2,876

Standard Chartered plc (United Kingdom) (ICE LIBOR USD 3 Month + 1.15%), 4.25%, 1/20/2023 (a) (c)	1,400	1,410

Sumitomo Mitsui Financial Group, Inc. (Japan)

2.44%, 10/19/2021	900	882

2.78%, 7/12/2022	3,010	2,962

Sumitomo Mitsui Trust Bank Ltd. (Japan) 1.95%, 9/19/2019 (a)	2,390	2,379

SunTrust Bank

(ICE LIBOR USD 3 Month + 0.30%), 2.59%, 1/29/2021 (c)	1,605	1,599

(ICE LIBOR USD 3 Month + 0.59%), 3.50%, 8/2/2022 (c)	1,610	1,621

SunTrust Banks, Inc. 2.90%, 3/3/2021	3,125	3,117

Svenska Handelsbanken AB (Sweden) 2.45%, 3/30/2021	1,000	989

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2019	J.P. MORGAN INCOME FUNDS	271

JPMorgan Short Duration Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2019 (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Bonds — continued

Banks — continued

Toronto-Dominion Bank (The) (Canada)

3.00%, 6/11/2020 (d)	2,030	2,032

2.55%, 1/25/2021	3,000	2,979

2.13%, 4/7/2021	1,396	1,371

UBS Group Funding Switzerland AG (Switzerland)

3.00%, 4/15/2021 (a)	2,871	2,861

2.65%, 2/1/2022 (a)	3,626	3,553

US Bancorp 3.38%, 2/5/2024	1,000	1,010

Wells Fargo & Co.

Series N, 2.15%, 1/30/2020	7,648	7,598

2.50%, 3/4/2021	7,634	7,557

2.10%, 7/26/2021	8,248	8,077

2.63%, 7/22/2022	600	588

Wells Fargo Bank NA 3.63%, 10/22/2021	3,300	3,341

Westpac Banking Corp. (Australia) 2.00%, 8/19/2021	4,000	3,896

		305,343

Beverages — 0.2%

Coca-Cola European Partners plc (United Kingdom)

3.50%, 9/15/2020	1,460	1,465

3.25%, 8/19/2021	350	347

Constellation Brands, Inc. 3.75%, 5/1/2021	2,000	2,013

Keurig Dr Pepper, Inc. 2.53%, 11/15/2021	1,255	1,227

Pernod Ricard SA (France)

5.75%, 4/7/2021 (a)	850	892

4.45%, 1/15/2022 (a)	600	617

		6,561

Biotechnology — 0.4%

AbbVie, Inc. 2.50%, 5/14/2020	9,065	9,005

Celgene Corp. 2.75%, 2/15/2023	1,500	1,463

Gilead Sciences, Inc. 2.05%, 4/1/2019	2,073	2,072

		12,540

Building Products — 0.1%

Johnson Controls International plc 5.00%, 3/30/2020	1,015	1,032

Masco Corp. 3.50%, 4/1/2021	815	816

		1,848

Capital Markets — 4.4%

Brookfield Finance LLC (Canada) 4.00%, 4/1/2024	1,630	1,632

Credit Suisse AG (Switzerland) 2.30%, 5/28/2019	1,250	1,249

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Capital Markets — continued

Credit Suisse Group AG (Switzerland) 3.57%, 1/9/2023 (a)	7,311	7,247

Deutsche Bank AG (Germany)

3.13%, 1/13/2021	12,000	11,711

3.15%, 1/22/2021	1,325	1,294

Goldman Sachs Group, Inc. (The)

5.38%, 3/15/2020	20,314	20,790

2.88%, 2/25/2021	1,000	996

2.35%, 11/15/2021	1,200	1,175

3.00%, 4/26/2022	2,375	2,359

(ICE LIBOR USD 3 Month + 0.82%), 2.88%, 10/31/2022 (c)	18,799	18,517

(ICE LIBOR USD 3 Month + 1.05%), 2.91%, 6/5/2023 (c)	6,825	6,697

ING Bank NV (Netherlands) 2.45%, 3/16/2020 (a)	3,772	3,755

Macquarie Bank Ltd. (Australia) 2.60%, 6/24/2019 (a)	7,574	7,571

Macquarie Group Ltd. (Australia) 7.63%, 8/13/2019 (a)	446	455

Morgan Stanley

7.30%, 5/13/2019	4,861	4,903

5.50%, 1/26/2020	5,400	5,520

2.65%, 1/27/2020	15,319	15,275

5.50%, 7/24/2020	4,115	4,248

5.75%, 1/25/2021	4,236	4,439

3.75%, 2/25/2023	6,706	6,816

Nomura Holdings, Inc. (Japan)

2.75%, 3/19/2019	1,005	1,005

6.70%, 3/4/2020	1,650	1,709

State Street Corp. 1.95%, 5/19/2021	1,991	1,949

TD Ameritrade Holding Corp. 5.60%, 12/1/2019	500	510

UBS AG (Switzerland) 2.20%, 6/8/2020 (a)	8,000	7,919

		139,741

Chemicals — 0.6%

Air Liquide Finance SA (France) 1.38%, 9/27/2019 (a)	2,648	2,625

Dow Chemical Co. (The) 3.00%, 11/15/2022	2,437	2,416

DowDuPont, Inc. 3.77%, 11/15/2020	640	648

Eastman Chemical Co. 3.50%, 12/1/2021	2,025	2,041

International Flavors & Fragrances, Inc. 3.40%, 9/25/2020	651	654

Mosaic Co. (The)

3.75%, 11/15/2021	200	201

3.25%, 11/15/2022	2,882	2,856

SEE NOTES TO FINANCIAL STATEMENTS.

272	J.P. MORGAN INCOME FUNDS	FEBRUARY 28, 2019

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Bonds — continued

Chemicals — continued

Nutrien Ltd. (Canada) 3.50%, 6/1/2023	2,000	1,975

RPM International, Inc. 6.13%, 10/15/2019	2,025	2,060

Sherwin-Williams Co. (The) 2.75%, 6/1/2022	2,146	2,108

		17,584

Commercial Services & Supplies — 0.0% (b)

Republic Services, Inc. 5.50%, 9/15/2019	840	851

Consumer Finance — 2.0%

AerCap Ireland Capital DAC (Ireland)

3.75%, 5/15/2019	1,717	1,721

3.95%, 2/1/2022	1,105	1,110

3.50%, 5/26/2022	1,625	1,602

4.63%, 7/1/2022	3,812	3,854

3.30%, 1/23/2023	500	485

American Express Co.

8.13%, 5/20/2019	1,395	1,411

3.00%, 2/22/2021	1,000	1,000

2.50%, 8/1/2022	2,200	2,154

3.40%, 2/27/2023	1,450	1,460

American Express Credit Corp. 2.38%, 5/26/2020	1,000	994

American Honda Finance Corp.

Series A, 2.15%, 3/13/2020	2,000	1,988

1.95%, 7/20/2020	2,095	2,065

Capital One Financial Corp.

3.05%, 3/9/2022	5,340	5,314

3.90%, 1/29/2024	975	980

Caterpillar Financial Services Corp. 1.93%, 10/1/2021	1,952	1,900

Ford Motor Credit Co. LLC

3.34%, 3/18/2021	13,226	12,979

3.34%, 3/28/2022	6,146	5,896

General Motors Financial Co., Inc.

4.20%, 3/1/2021	11,821	11,955

3.45%, 1/14/2022	5,944	5,928

		64,796

Diversified Financial Services — 0.7%

AIG Global Funding

3.35%, 6/25/2021 (a)	1,685	1,690

2.70%, 12/15/2021 (a)	1,700	1,660

CK Hutchison International II Ltd. (Hong Kong) 2.25%, 9/29/2020 (a)	513	505

CK Hutchison International Ltd. (Hong Kong) 2.88%, 4/5/2022 (a)	1,200	1,180

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Diversified Financial Services — continued

EDP Finance BV (Portugal) 4.13%, 1/15/2020 (a)	1,112	1,116

GE Capital International Funding Co. Unlimited Co. 2.34%, 11/15/2020	10,419	10,243

Mitsubishi UFJ Lease & Finance Co. Ltd. (Japan) 3.41%, 2/28/2022 (a)	685	687

National Rural Utilities Cooperative Finance Corp. 2.35%, 6/15/2020	1,115	1,108

ORIX Corp. (Japan)

2.90%, 7/18/2022	908	895

4.05%, 1/16/2024	1,350	1,374

Siemens Financieringsmaatschappij NV (Germany) 2.90%, 5/27/2022 (a)	610	605

Synchrony Bank 3.00%, 6/15/2022	2,145	2,080

		23,143

Diversified Telecommunication Services — 0.5%

AT&T, Inc.

3.80%, 3/15/2022	4,754	4,827

3.00%, 6/30/2022	8,000	7,933

British Telecommunications plc (United Kingdom) 4.50%, 12/4/2023	2,375	2,449

Orange SA (France) 5.38%, 7/8/2019	1,893	1,909

		17,118

Electric Utilities — 0.8%

Arizona Public Service Co.

8.75%, 3/1/2019	400	400

2.20%, 1/15/2020	1,000	995

Emera US Finance LP (Canada) 2.70%, 6/15/2021	1,930	1,894

Enel Finance International NV (Italy)

2.88%, 5/25/2022 (a)	3,100	3,005

4.25%, 9/14/2023 (a)	2,850	2,870

Entergy Corp. 5.13%, 9/15/2020	444	452

Entergy Louisiana LLC 4.80%, 5/1/2021	310	319

Exelon Corp. 3.50%, 6/1/2022 (e)	850	844

Fortis, Inc. (Canada) 2.10%, 10/4/2021	575	556

Kentucky Utilities Co. 3.25%, 11/1/2020	530	533

NextEra Energy Capital Holdings, Inc. 2.70%, 9/15/2019	224	224

Niagara Mohawk Power Corp. 4.88%, 8/15/2019 (a)	631	637

Oncor Electric Delivery Co. LLC 2.15%, 6/1/2019	380	379

Progress Energy, Inc. 4.40%, 1/15/2021	6,135	6,272

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2019	J.P. MORGAN INCOME FUNDS	273

JPMorgan Short Duration Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2019 (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Bonds — continued

Electric Utilities — continued

Public Service Co. of Oklahoma 5.15%, 12/1/2019	510	518

Southern California Edison Co. 1.85%, 2/1/2022	712	688

Southern Co. (The) 2.75%, 6/15/2020	2,610	2,603

Xcel Energy, Inc. 2.60%, 3/15/2022	1,300	1,278

		24,467

Electronic Equipment, Instruments & Components — 0.0% (b)

Arrow Electronics, Inc. 6.00%, 4/1/2020 (d)	664	679

Energy Equipment & Services — 0.2%

Baker Hughes a GE Co. LLC

3.20%, 8/15/2021	826	829

2.77%, 12/15/2022	1,190	1,171

National Oilwell Varco, Inc. 2.60%, 12/1/2022	1,275	1,235

Schlumberger Investment SA 3.30%, 9/14/2021 (a)	2,320	2,326

		5,561

Entertainment — 0.2%

21st Century Fox America, Inc. 4.50%, 2/15/2021	2,655	2,725

NBCUniversal Media LLC 5.15%, 4/30/2020	2,000	2,052

Warner Media LLC 4.00%, 1/15/2022	2,540	2,589

		7,366

Equity Real Estate Investment Trusts (REITs) — 1.5%

Alexandria Real Estate Equities, Inc.

2.75%, 1/15/2020	585	582

4.60%, 4/1/2022	2,540	2,622

American Campus Communities Operating Partnership LP 3.35%, 10/1/2020	3,000	2,999

American Tower Corp.

5.05%, 9/1/2020	1,152	1,183

3.30%, 2/15/2021	2,190	2,191

2.25%, 1/15/2022	1,000	966

3.00%, 6/15/2023	2,140	2,092

Boston Properties LP 4.13%, 5/15/2021	2,548	2,597

Crown Castle International Corp. 2.25%, 9/1/2021	6,091	5,945

Digital Realty Trust LP 3.40%, 10/1/2020	1,755	1,760

Duke Realty LP 3.88%, 2/15/2021	965	976

ERP Operating LP 2.38%, 7/1/2019	1,000	998

HCP, Inc. 2.63%, 2/1/2020	5,410	5,396

Liberty Property LP 4.75%, 10/1/2020	1,800	1,835

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Equity Real Estate Investment Trusts (REITs) — continued

Office Properties Income Trust

4.15%, 2/1/2022	1,433	1,419

4.00%, 7/15/2022	3,423	3,365

Realty Income Corp. 3.25%, 10/15/2022	1,995	2,001

Simon Property Group LP 4.13%, 12/1/2021	1,896	1,945

VEREIT Operating Partnership LP 4.13%, 6/1/2021	1,208	1,216

WEA Finance LLC (France) 3.25%, 10/5/2020 (a)	1,000	1,002

Welltower, Inc.

6.13%, 4/15/2020	1,200	1,242

4.95%, 1/15/2021	1,870	1,919

		46,251

Food & Staples Retailing — 0.1%

Alimentation Couche-Tard, Inc. (Canada) 2.35%, 12/13/2019 (a)	1,095	1,089

Kroger Co. (The)

3.40%, 4/15/2022	455	456

2.80%, 8/1/2022	2,810	2,757

		4,302

Food Products — 0.8%

Cargill, Inc. 3.25%, 11/15/2021 (a)	2,775	2,779

Conagra Brands, Inc.

3.80%, 10/22/2021	2,715	2,738

3.25%, 9/15/2022	2,800	2,750

Kraft Heinz Foods Co. 3.50%, 6/6/2022	3,650	3,636

Mead Johnson Nutrition Co. (United Kingdom) 4.90%, 11/1/2019	2,665	2,700

Mondelez International Holdings Netherlands BV 2.00%, 10/28/2021 (a)	1,200	1,161

Mondelez International, Inc. 3.00%, 5/7/2020	1,500	1,500

Smithfield Foods, Inc.

2.70%, 1/31/2020 (a)	800	793

3.35%, 2/1/2022 (a)	2,341	2,254

Tyson Foods, Inc.

2.65%, 8/15/2019	3,000	2,995

3.90%, 9/28/2023	800	812

		24,118

Gas Utilities — 0.3%

Atmos Energy Corp. 8.50%, 3/15/2019	314	315

CenterPoint Energy Resources Corp. 4.50%, 1/15/2021	2,400	2,450

SEE NOTES TO FINANCIAL STATEMENTS.

274	J.P. MORGAN INCOME FUNDS	FEBRUARY 28, 2019

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Bonds — continued

Gas Utilities — continued

Dominion Energy Gas Holdings LLC

2.50%, 12/15/2019	675	673

2.80%, 11/15/2020	7,023	6,987

		10,425

Health Care Equipment & Supplies — 0.2%

Becton Dickinson and Co.

2.13%, 6/6/2019	530	529

2.40%, 6/5/2020	960	950

Boston Scientific Corp.

6.00%, 1/15/2020	820	841

3.45%, 3/1/2024	435	436

Zimmer Biomet Holdings, Inc. 2.70%, 4/1/2020	2,702	2,690

		5,446

Health Care Providers & Services — 0.8%

Aetna, Inc. 2.20%, 3/15/2019	2,640	2,640

Allergan Sales LLC 5.00%, 12/15/2021 (a)	420	434

AmerisourceBergen Corp. 3.50%, 11/15/2021	845	849

Anthem, Inc.

4.35%, 8/15/2020	815	830

2.50%, 11/21/2020	833	825

Coventry Health Care, Inc. 5.45%, 6/15/2021	1,765	1,835

CVS Health Corp. 3.70%, 3/9/2023	8,745	8,799

Laboratory Corp. of America Holdings 2.63%, 2/1/2020	3,250	3,238

Medco Health Solutions, Inc. 4.13%, 9/15/2020	3,014	3,057

Quest Diagnostics, Inc. 4.75%, 1/30/2020	1,340	1,362

UnitedHealth Group, Inc. 2.88%, 3/15/2023	900	895

		24,764

Hotels, Restaurants & Leisure — 0.1%

McDonald’s Corp. 3.35%, 4/1/2023	1,610	1,623

Royal Caribbean Cruises Ltd. 2.65%, 11/28/2020	1,095	1,083

		2,706

Household Products — 0.0% (b)

Reckitt Benckiser Treasury Services plc (United Kingdom) 2.38%, 6/24/2022 (a)	800	777

Independent Power and Renewable Electricity Producers — 0.1%

Exelon Generation Co. LLC

5.20%, 10/1/2019	260	263

3.40%, 3/15/2022	1,798	1,799

		2,062

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Industrial Conglomerates — 0.2%

Eaton Electric Holdings LLC 3.88%, 12/15/2020	1,600	1,612

General Electric Co.

2.10%, 12/11/2019	1,090	1,081

5.30%, 2/11/2021	1,325	1,363

Roper Technologies, Inc. 3.00%, 12/15/2020	830	827

		4,883

Insurance — 1.8%

Alterra Finance LLC 6.25%, 9/30/2020	1,490	1,549

American International Group, Inc. 3.30%, 3/1/2021	4,015	4,020

Athene Global Funding

2.75%, 4/20/2020 (a)	2,905	2,888

4.00%, 1/25/2022 (a)	600	609

3.00%, 7/1/2022 (a)	2,863	2,821

AXIS Specialty Finance LLC 5.88%, 6/1/2020	1,180	1,215

CNA Financial Corp. 5.88%, 8/15/2020	2,000	2,073

Hartford Financial Services Group, Inc. (The)

5.50%, 3/30/2020	1,150	1,181

5.13%, 4/15/2022	1,000	1,053

Jackson National Life Global Funding

2.30%, 4/16/2019 (a)	4,500	4,499

3.30%, 6/11/2021 (a)	1,400	1,405

3.30%, 2/1/2022 (a)	1,295	1,301

Liberty Mutual Group, Inc.

5.00%, 6/1/2021 (a)	800	824

4.95%, 5/1/2022 (a)	500	521

Lincoln National Corp. 6.25%, 2/15/2020	470	484

Marsh & McLennan Cos., Inc.

2.35%, 9/10/2019	1,500	1,496

3.50%, 12/29/2020	565	570

MassMutual Global Funding II 2.00%, 4/15/2021 (a)	2,272	2,224

Metropolitan Life Global Funding I

2.30%, 4/10/2019 (a)	4,000	3,998

3.38%, 1/11/2022 (a)	1,500	1,508

Nationwide Financial Services, Inc. 5.38%, 3/25/2021 (a)	707	732

New York Life Global Funding

2.15%, 6/18/2019 (a)	4,000	3,994

3.25%, 8/6/2021 (a)	1,200	1,205

Pricoa Global Funding I

2.55%, 11/24/2020 (a)	4,417	4,377

3.45%, 9/1/2023 (a)	466	472

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2019	J.P. MORGAN INCOME FUNDS	275

JPMorgan Short Duration Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2019 (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Bonds — continued

Insurance — continued

Principal Life Global Funding II 1.50%, 4/18/2019 (a)	1,000	999

Protective Life Global Funding 1.56%, 9/13/2019 (a)	2,344	2,328

Reliance Standard Life Global Funding II 3.05%, 1/20/2021 (a)	1,388	1,383

Suncorp-Metway Ltd. (Australia) 2.38%, 11/9/2020 (a)	4,170	4,117

WR Berkley Corp.

5.38%, 9/15/2020	500	513

4.63%, 3/15/2022	655	672

		57,031

IT Services — 0.1%

Western Union Co. (The) 3.60%, 3/15/2022	3,435	3,465

Life Sciences Tools & Services — 0.1%

Thermo Fisher Scientific, Inc. 4.70%, 5/1/2020	2,930	2,987

Media — 0.3%

Charter Communications Operating LLC 3.58%, 7/23/2020	3,770	3,787

Comcast Corp. 3.45%, 10/1/2021	2,273	2,300

Discovery Communications LLC

2.20%, 9/20/2019	248	247

2.75%, 11/15/2019 (a)	1,177	1,173

Sky Ltd. (United Kingdom) 2.63%, 9/16/2019 (a)	556	555

Time Warner Cable LLC 5.00%, 2/1/2020	1,391	1,412

		9,474

Multi-Utilities — 0.1%

Ameren Corp. 2.70%, 11/15/2020	552	547

Berkshire Hathaway Energy Co. 2.40%, 2/1/2020	1,015	1,011

Southern Co. Gas Capital Corp. 3.50%, 9/15/2021	500	502

TECO Finance, Inc. 5.15%, 3/15/2020	475	485

		2,545

Oil, Gas & Consumable Fuels — 1.9%

Anadarko Petroleum Corp. 6.95%, 6/15/2019	1,195	1,209

Apache Corp. 3.25%, 4/15/2022	800	793

BG Energy Capital plc (United Kingdom) 4.00%, 10/15/2021 (a)	1,990	2,025

BP Capital Markets America, Inc.

4.50%, 10/1/2020	470	482

4.74%, 3/11/2021	1,820	1,884

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Oil, Gas & Consumable Fuels — continued

BP Capital Markets plc (United Kingdom) 2.32%, 2/13/2020	2,499	2,488

Buckeye Partners LP 4.15%, 7/1/2023	1,694	1,684

Canadian Natural Resources Ltd. (Canada) 2.95%, 1/15/2023	1,900	1,859

Cenovus Energy, Inc. (Canada) 5.70%, 10/15/2019	2,419	2,454

CNOOC Finance 2015 Australia Pty. Ltd. (China) 2.63%, 5/5/2020	1,376	1,365

Columbia Pipeline Group, Inc. 3.30%, 6/1/2020	515	516

Enbridge Energy Partners LP

5.20%, 3/15/2020	400	409

4.20%, 9/15/2021	750	763

Enbridge, Inc. (Canada) 2.90%, 7/15/2022	400	394

Encana Corp. (Canada)

6.50%, 5/15/2019	670	674

3.90%, 11/15/2021	2,300	2,323

Energy Transfer Operating LP 9.00%, 4/15/2019	730	735

Energy Transfer Partners LP 4.50%, 11/1/2023	1,000	1,026

Eni SpA (Italy) Series X-R, 4.00%, 9/12/2023 (a)	1,020	1,031

EnLink Midstream Partners LP 2.70%, 4/1/2019	3,875	3,875

Enterprise Products Operating LLC 5.25%, 1/31/2020	2,135	2,177

EOG Resources, Inc.

5.63%, 6/1/2019	3,450	3,471

4.40%, 6/1/2020	930	945

EQT Corp. 4.88%, 11/15/2021	928	953

Equinor ASA (Norway) 2.25%, 11/8/2019	2,480	2,472

Husky Energy, Inc. (Canada) 7.25%, 12/15/2019	2,660	2,744

Kinder Morgan Energy Partners LP 6.50%, 4/1/2020	640	662

Magellan Midstream Partners LP 4.25%, 2/1/2021	800	815

Marathon Oil Corp. 2.70%, 6/1/2020	1,763	1,746

Marathon Petroleum Corp. 3.40%, 12/15/2020	1,350	1,356

ONEOK Partners LP 8.63%, 3/1/2019	446	446

Pioneer Natural Resources Co. 3.45%, 1/15/2021	425	425

Plains All American Pipeline LP

2.60%, 12/15/2019	1,001	997

5.75%, 1/15/2020	1,755	1,791

SEE NOTES TO FINANCIAL STATEMENTS.

276	J.P. MORGAN INCOME FUNDS	FEBRUARY 28, 2019

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Bonds — continued

Oil, Gas & Consumable Fuels — continued

Sabine Pass Liquefaction LLC 5.63%, 2/1/2021 (e)	1,250	1,293

Sunoco Logistics Partners Operations LP 5.50%, 2/15/2020	3,350	3,408

Texas Gas Transmission LLC 4.50%, 2/1/2021 (a)	1,100	1,111

TransCanada PipeLines Ltd. (Canada) 3.80%, 10/1/2020	715	723

Western Midstream Operating LP 4.00%, 7/1/2022	450	452

Williams Cos., Inc. (The)

5.25%, 3/15/2020	525	536

3.60%, 3/15/2022	2,717	2,731

		59,243

Pharmaceuticals — 0.3%

EMD Finance LLC (Germany) 2.40%, 3/19/2020 (a)	1,280	1,272

Mylan NV

2.50%, 6/7/2019	830	829

3.15%, 6/15/2021	1,610	1,592

Shire Acquisitions Investments Ireland DAC

1.90%, 9/23/2019	2,040	2,026

2.40%, 9/23/2021	3,970	3,879

Teva Pharmaceutical Finance IV LLC (Israel) 2.25%, 3/18/2020	850	836

		10,434

Real Estate Management & Development — 0.1%

Ontario Teachers’ Cadillac Fairview Properties Trust (Canada) 3.13%, 3/20/2022 (a)	3,000	2,977

Road & Rail — 0.5%

Burlington Northern Santa Fe LLC 8.13%, 4/15/2020	465	492

Cie de Chemin de Fer Canadien Pacifique (Canada) 7.25%, 5/15/2019	1,000	1,008

Norfolk Southern Railway Co. 9.75%, 6/15/2020	1,200	1,301

Penske Truck Leasing Co. LP 2.50%, 6/15/2019 (a)	2,047	2,043

Ryder System, Inc.

2.45%, 9/3/2019	1,865	1,860

2.50%, 5/11/2020	1,320	1,311

3.50%, 6/1/2021	645	648

3.65%, 3/18/2024	1,305	1,302

SMBC Aviation Capital Finance DAC (Ireland) 3.00%, 7/15/2022 (a)	5,600	5,468

		15,433

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Semiconductors & Semiconductor Equipment — 0.2%

Broadcom Corp. 3.00%, 1/15/2022	5,052	4,958

Software — 0.1%

VMware, Inc. 2.30%, 8/21/2020	2,295	2,268

Specialty Retail — 0.1%

Advance Auto Parts, Inc. 4.50%, 1/15/2022	1,200	1,221

AutoZone, Inc. 2.50%, 4/15/2021	1,000	986

O’Reilly Automotive, Inc.

4.63%, 9/15/2021	1,290	1,331

3.80%, 9/1/2022	725	737

		4,275

Technology Hardware, Storage & Peripherals — 0.0% (b)

Dell International LLC 4.42%, 6/15/2021 (a)	500	509

Thrifts & Mortgage Finance — 0.2%

BPCE SA (France)

2.75%, 12/2/2021	500	493

3.00%, 5/22/2022 (a)	5,850	5,726

		6,219

Tobacco — 0.1%

BAT International Finance plc (United Kingdom) 2.75%, 6/15/2020 (a)	2,130	2,114

Trading Companies & Distributors — 0.5%

Air Lease Corp. 2.75%, 1/15/2023	4,305	4,121

Aircastle Ltd. 4.40%, 9/25/2023	1,955	1,945

Aviation Capital Group LLC 2.88%, 1/20/2022 (a)	4,280	4,179

BOC Aviation Ltd. (Singapore) 2.38%, 9/15/2021 (a)	1,900	1,841

International Lease Finance Corp.

5.88%, 4/1/2019	3,025	3,030

8.25%, 12/15/2020	1,700	1,834

		16,950

Wireless Telecommunication Services — 0.1%

Sprint Spectrum Co. LLC 3.36%, 9/20/2021 (a) (e)	1,733	1,724

Vodafone Group plc (United Kingdom) 3.75%, 1/16/2024	1,315	1,310

		3,034

Total Corporate Bonds (Cost $988,626)		983,600

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2019	J.P. MORGAN INCOME FUNDS	277

JPMorgan Short Duration Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2019 (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
U.S. Treasury Obligations — 26.3%

U.S. Treasury Notes

1.38%, 10/31/2020	40,000	39,228

1.75%, 11/15/2020	50,000	49,332

1.38%, 1/31/2021	118,000	115,419

1.13%, 2/28/2021	130,000	126,440

2.00%, 2/28/2021	25,000	24,737

1.25%, 3/31/2021	35,000	34,111

2.38%, 4/15/2021	30,000	29,906

1.38%, 4/30/2021	60,000	58,554

2.25%, 4/30/2021	15,000	14,913

3.13%, 5/15/2021	20,000	20,255

1.38%, 5/31/2021	85,925	83,780

2.13%, 6/30/2021	15,000	14,868

2.25%, 7/31/2021	3,285	3,265

2.75%, 8/15/2021	64,700	65,062

1.13%, 8/31/2021	10,000	9,665

2.00%, 8/31/2021	22,235	21,958

2.75%, 9/15/2021	10,000	10,059

2.13%, 9/30/2021	10,000	9,904

1.25%, 10/31/2021	10,000	9,677

2.00%, 10/31/2021	9,000	8,883

1.75%, 11/30/2021	48,000	47,040

2.63%, 12/15/2021	25,000	25,084

2.50%, 1/15/2022	11,000	10,998

Total U.S. Treasury Obligations (Cost $833,965)		833,138

Asset-Backed Securities — 23.3%

American Credit Acceptance Receivables Trust

Series 2018-2, Class A, 2.94%, 1/10/2022 (a)	1,850	1,851

Series 2016-3, Class C, 4.26%, 8/12/2022 (a)	2,246	2,262

Series 2017-4, Class C, 2.94%, 1/10/2024 (a)	1,150	1,147

AmeriCredit Automobile Receivables Trust

Series 2017-1, Class A3, 1.87%, 8/18/2021	1,174	1,170

Series 2016-4, Class B, 1.83%, 12/8/2021	12,300	12,187

Series 2017-2, Class A3, 1.98%, 12/20/2021	1,134	1,129

Series 2017-3, Class A3, 1.90%, 3/18/2022	3,967	3,936

Series 2018-2, Class A3, 3.15%, 3/20/2023	4,631	4,647

Series 2017-3, Class B, 2.24%, 6/19/2023	5,405	5,346

Series 2018-2, Class B, 3.45%, 6/18/2024	3,000	3,012

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Amortizing Residential Collateral Trust Series 2002-BC6, Class M1, 3.61%, 8/25/2032 ‡ (f)	21	21

Ascentium Equipment Receivables Trust

Series 2017-2A, Class A2, 2.00%, 5/11/2020 (a)	959	956

Series 2018-1A, Class A2, 2.92%, 12/10/2020 (a)	5,867	5,869

Bear Stearns Asset-Backed Securities Trust

Series 2006-SD1, Class A, 2.86%, 4/25/2036 ‡ (f)	76	75

Series 2003-SD2, Class 2A, 4.57%, 6/25/2043 ‡ (f)	221	221

BXG Receivables Note Trust Series 2012-A, Class A, 2.66%, 12/2/2027 (a)	448	446

California Republic Auto Receivables Trust Series 2016-2, Class A4, 1.83%, 12/15/2021	843	838

Capital Auto Receivables Asset Trust Series 2015-4, Class B, 2.39%, 11/20/2020	5,305	5,299

CarMax Auto Owner Trust

Series 2016-3, Class A3, 1.39%, 5/17/2021	541	537

Series 2018-2, Class A2, 2.73%, 8/16/2021	1,941	1,941

Series 2017-3, Class A3, 1.97%, 4/15/2022	2,072	2,056

Series 2017-4, Class A3, 2.11%, 10/17/2022	1,272	1,258

Series 2018-3, Class A3, 3.13%, 6/15/2023	3,000	3,020

Series 2019-1, Class A3, 3.05%, 3/15/2024	14,720	14,786

Carnow Auto Receivables Trust

Series 2018-1A, Class A, 3.61%, 10/15/2021 (a)	3,605	3,603

Series 2017-1A, Class A, 2.92%, 9/15/2022 (a)	1,099	1,095

Chrysler Capital Auto Receivables Trust

Series 2016-AA, Class A4, 1.96%, 1/18/2022 (a)	2,407	2,404

Series 2015-AA, Class D, 3.15%, 1/18/2022 (a)	2,430	2,431

CIG Auto Receivables Trust

Series 2017-1A, Class A, 2.71%, 5/15/2023 (a)	503	500

Series 2019-1A, Class A, 3.30%, 8/15/2024 (a)	2,985	2,984

SEE NOTES TO FINANCIAL STATEMENTS.

278	J.P. MORGAN INCOME FUNDS	FEBRUARY 28, 2019

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Asset-Backed Securities — continued

CLUB Credit Trust

Series 2017-NP1, Class C, 5.13%, 4/17/2023 (a)	11,350	11,402

Series 2017-P2, Class A, 2.61%, 1/15/2024 (a)	1,502	1,495

Series 2018-NP1, Class B, 3.67%, 5/15/2024 ‡ (a)	3,600	3,602

CNH Equipment Trust

Series 2016-B, Class A3, 1.63%, 8/15/2021	508	505

Series 2017-B, Class A3, 1.86%, 9/15/2022	1,875	1,857

Colony American Finance Ltd. (Cayman Islands) Series 2016-1, Class A, 2.54%, 6/15/2048 (a)	2,605	2,562

Consumer Loan Underlying Bond Credit Trust Series 2018-P1, Class A, 3.39%, 7/15/2025 (a)	1,548	1,549

Continental Airlines Pass-Through Trust

Series 2009-2, Class A, 7.25%, 11/10/2019	412	421

Series 2000-1, Class A-1, 8.05%, 11/1/2020	1,376	1,416

Series 2007-1, Class A, 5.98%, 4/19/2022	676	707

CPS Auto Receivables Trust

Series 2017-C, Class A, 1.78%, 9/15/2020 (a)	228	228

Series 2017-D, Class A, 1.87%, 3/15/2021 (a)	496	496

Series 2017-C, Class B, 2.30%, 7/15/2021 (a)	1,839	1,834

Series 2018-B, Class A, 2.72%, 9/15/2021 (a)	1,591	1,590

Series 2019-A, Class A, 3.18%, 6/15/2022 (a)	2,405	2,408

Series 2019-A, Class B, 3.58%, 12/16/2024 (a)	3,060	3,071

CPS Auto Trust

Series 2018-C, Class A, 2.87%, 9/15/2021 (a)	1,340	1,340

Series 2018-C, Class B, 3.43%, 7/15/2022 (a)	1,235	1,237

Credit Acceptance Auto Loan Trust

Series 2016-2A, Class A, 2.42%, 11/15/2023 (a)	479	479

Series 2017-1A, Class A, 2.56%, 10/15/2025 (a)	3,684	3,678

Series 2017-2A, Class A, 2.55%, 2/17/2026 (a)	14,693	14,603

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Series 2017-3A, Class A, 2.65%, 6/15/2026 (a)	5,431	5,395

Series 2018-1A, Class A, 3.01%, 2/16/2027 (a)	3,677	3,662

Series 2018-2A, Class A, 3.47%, 5/17/2027 (a)	5,520	5,539

Series 2018-3A, Class A, 3.55%, 8/15/2027 (a)	7,178	7,240

Series 2019-1A, Class A, 3.33%, 2/15/2028 (a)	10,000	10,012

CWABS, Inc. Asset-Backed Certificates Trust Series 2004-6, Class M1, 3.39%, 10/25/2034 (f)	263	259

Delta Air Lines Pass-Through Trust

Series 2007-1, Class A, 6.82%, 8/10/2022	1,046	1,136

Series 2002-1, Class G-1, 6.72%, 1/2/2023	1,591	1,689

Drive Auto Receivables Trust

Series 2018-3, Class B, 3.37%, 9/15/2022	1,429	1,431

Series 2019-1, Class A3, 3.18%, 10/17/2022	6,020	6,027

Series 2018-4, Class B, 3.36%, 10/17/2022	2,553	2,559

Series 2018-1, Class C, 3.22%, 3/15/2023	5,263	5,268

Series 2019-1, Class B, 3.41%, 6/15/2023	3,400	3,408

Series 2018-2, Class D, 4.14%, 8/15/2024	5,125	5,183

DT Auto Owner Trust

Series 2017-3A, Class B, 2.40%, 5/17/2021 (a)	1,707	1,706

Series 2018-2A, Class A, 2.84%, 9/15/2021 (a)	2,281	2,278

Series 2018-1A, Class B, 3.04%, 1/18/2022 (a)	5,275	5,270

Series 2018-3A, Class A, 3.02%, 2/15/2022 (a)	3,058	3,057

Series 2018-2A, Class B, 3.43%, 5/16/2022 (a)	3,058	3,062

Series 2019-1A, Class A, 3.08%, 9/15/2022 (a)	6,285	6,287

Series 2018-3A, Class B, 3.56%, 9/15/2022 (a)	2,000	2,011

Series 2016-4A, Class D, 3.77%, 10/17/2022 (a)	1,010	1,015

Series 2019-1A, Class B, 3.41%, 4/17/2023 (a)	3,675	3,678

Exeter Automobile Receivables Trust

Series 2018-1A, Class A, 2.21%, 5/17/2021 (a)	1,224	1,223

Series 2018-2A, Class A, 2.79%, 7/15/2021 (a)	756	756

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2019	J.P. MORGAN INCOME FUNDS	279

JPMorgan Short Duration Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2019 (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Asset-Backed Securities — continued

Series 2016-3A, Class B, 2.84%, 8/16/2021 (a)	3,852	3,851

Series 2017-3A, Class A, 2.05%, 12/15/2021 (a)	591	589

Series 2018-4A, Class A, 3.05%, 12/15/2021 (a)	4,227	4,229

Series 2018-3A, Class A, 2.90%, 1/18/2022 (a)	1,380	1,380

Series 2019-1A, Class A, 3.20%, 4/15/2022 (a)	9,596	9,611

Series 2017-2A, Class B, 2.82%, 5/16/2022 (a)	6,140	6,124

Series 2015-3A, Class D, 6.55%, 10/17/2022 (a)	3,250	3,331

Series 2017-1A, Class C, 3.95%, 12/15/2022 (a)	4,385	4,415

Series 2018-1A, Class C, 3.03%, 1/17/2023 (a)	580	579

Series 2019-1A, Class B, 3.45%, 2/15/2023 (a)	3,925	3,935

FHLMC Structured Pass-Through Securities Certificates Series T-20, Class A6, 7.49%, 9/25/2029 (e)	3	3

First Investors Auto Owner Trust

Series 2016-1A, Class A2, 2.26%, 4/15/2021 (a)	304	304

Series 2017-2A, Class A1, 1.86%, 10/15/2021 (a)	730	728

Series 2017-1A, Class A2, 2.20%, 3/15/2022 (a)	3,185	3,173

Series 2016-1A, Class C, 3.41%, 4/18/2022 (a)	6,500	6,511

Series 2018-1A, Class A1, 2.84%, 5/16/2022 (a)	1,278	1,277

Series 2016-2A, Class B, 2.21%, 7/15/2022 (a)	3,440	3,411

Series 2017-3A, Class A2, 2.41%, 12/15/2022 (a)	1,877	1,867

Series 2018-1A, Class A2, 3.22%, 1/17/2023 (a)	4,750	4,764

Series 2017-3A, Class B, 2.72%, 4/17/2023 (a)	1,085	1,077

Series 2017-3A, Class C, 3.00%, 1/16/2024 (a)	2,000	1,986

Flagship Credit Auto Trust

Series 2015-1, Class C, 3.76%, 6/15/2021 (a)	6,330	6,357

Series 2017-2, Class A, 1.85%, 7/15/2021 (a)	1,009	1,007

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Series 2016-4, Class B, 2.41%, 10/15/2021 (a)	1,610	1,603

Series 2017-1, Class A, 1.93%, 12/15/2021 (a)	240	240

Series 2015-2, Class C, 4.08%, 12/15/2021 (a)	3,250	3,274

Series 2015-3, Class C, 4.65%, 3/15/2022 (a)	1,000	1,014

Series 2017-4, Class A, 2.07%, 4/15/2022 (a)	2,560	2,545

Series 2018-1, Class A, 2.59%, 6/15/2022 (a)	2,723	2,713

Series 2018-3, Class A, 3.07%, 2/15/2023 (a)	7,958	7,964

Series 2017-1, Class B, 2.83%, 3/15/2023 (a)	2,415	2,413

Series 2018-4, Class A, 3.41%, 5/15/2023 (a)	3,885	3,898

Series 2019-1, Class A, 3.11%, 8/15/2023 (a)	7,138	7,146

Ford Credit Auto Owner Trust

Series 2016-B, Class A3, 1.33%, 10/15/2020	494	493

Series 2016-1, Class A, 2.31%, 8/15/2027 (a)	2,700	2,665

GLS Auto Receivables Issuer Trust Series 2019-1A, Class A, 3.37%, 1/17/2023 (a)	3,570	3,572

GLS Auto Receivables Trust

Series 2017-1A, Class A2, 2.67%, 4/15/2021 (a)	1,283	1,282

Series 2018-2A, Class A, 3.25%, 4/18/2022 (a)	3,505	3,506

Series 2018-1A, Class A, 2.82%, 7/15/2022 (a)	2,622	2,617

Series 2018-3A, Class A, 3.35%, 8/15/2022 (a)	2,683	2,686

GM Financial Automobile Leasing Trust

Series 2016-3, Class A4, 1.78%, 5/20/2020	3,697	3,694

Series 2017-1, Class A3, 2.06%, 5/20/2020	2,215	2,211

Series 2017-3, Class A3, 2.01%, 11/20/2020	790	787

Series 2018-2, Class A3, 3.06%, 6/21/2021	1,449	1,452

Series 2017-3, Class A4, 2.12%, 9/20/2021	797	792

SEE NOTES TO FINANCIAL STATEMENTS.

280	J.P. MORGAN INCOME FUNDS	FEBRUARY 28, 2019

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Asset-Backed Securities — continued

GM Financial Consumer Automobile Receivables Trust Series 2019-1, Class A3, 3.46%, 11/16/2023	6,065	6,082

GMAT Trust Series 2013-1A, Class A, 6.97%, 11/25/2043 ‡ (a) (e)	145	146

Hyundai Auto Lease Securitization Trust Series 2017-B, Class A3, 1.97%, 7/15/2020 (a)	850	848

Hyundai Auto Receivables Trust Series 2015-B, Class A4, 1.48%, 6/15/2021	846	845

Lendmark Funding Trust Series 2017-2A, Class A, 2.80%, 5/20/2026 (a)	2,986	2,960

LV Tower 52 Issuer Series 2013-1, Class A, 5.75%, 7/15/2019 ‡ (a)	17,591	17,591

Mariner Finance Issuance Trust

Series 2017-AA, Class A, 3.62%, 2/20/2029 (a)	4,312	4,316

Series 2017-BA, Class A, 2.92%, 12/20/2029 (a)	1,325	1,311

Series 2018-AA, Class A, 4.20%, 11/20/2030 (a)	9,700	9,812

Marlette Funding Trust

Series 2017-1A, Class B, 4.11%, 3/15/2024 ‡ (a)	1,000	1,003

Series 2017-2A, Class B, 3.19%, 7/15/2024 (a)	4,250	4,247

Series 2018-1A, Class A, 2.61%, 3/15/2028 (a)	5,078	5,066

Series 2018-2A, Class A, 3.06%, 7/17/2028 (a)	8,869	8,862

Series 2018-3A, Class A, 3.20%, 9/15/2028 (a)	9,048	9,051

Series 2018-4A, Class A, 3.71%, 12/15/2028 (a)	2,641	2,654

Series 2019-1A, Class A, 3.44%, 4/16/2029 (a)	9,546	9,561

Mercedes-Benz Auto Lease Trust

Series 2017-A, Class A3, 1.79%, 4/15/2020	3,641	3,635

Series 2019-A, Class A4, 3.25%, 10/15/2024	1,500	1,505

Mercedes-Benz Auto Receivables Trust Series 2016-1, Class A4, 1.46%, 12/15/2022	2,000	1,970

Morgan Stanley ABS Capital I, Inc. Trust Series 2003-SD1, Class M1, 4.74%, 3/25/2033 ‡ (f)	260	248

NCUA Guaranteed Notes Trust Series 2010-A1, Class A, 2.86%, 12/7/2020 (f)	2,710	2,713

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Nissan Auto Receivables Owner Trust

Series 2015-B, Class A3, 1.34%, 3/16/2020	3	3

Series 2016-B, Class A3, 1.32%, 1/15/2021	1,343	1,336

Ocwen Master Advance Receivables Trust Series 2018-T2, Class AT2, 3.60%, 8/15/2050 (a)	2,208	2,215

OneMain Direct Auto Receivables Trust

Series 2017-2A, Class A, 2.31%, 12/14/2021 (a)	5,603	5,583

Series 2018-1A, Class A, 3.43%, 12/16/2024 (a)	3,507	3,532

OneMain Financial Issuance Trust

Series 2019-1A, Class A, 3.48%, 2/14/2031 (a)	9,130	9,169

Series 2017-1A, Class A1, 2.37%, 9/14/2032 (a)	1,894	1,869

Progress Residential Trust Series 2015-SFR2, Class A, 2.74%, 6/12/2032 (a)	10,483	10,386

Prosper Marketplace Issuance Trust

Series 2017-3A, Class B, 3.36%, 11/15/2023 (a)	1,000	999

Series 2018-1A, Class A, 3.11%, 6/17/2024 (a)	1,279	1,280

Series 2018-2A, Class A, 3.35%, 10/15/2024 (a)	10,242	10,253

Series 2019-1A, Class A, 3.54%, 4/15/2025 (a)	3,035	3,038

RASC Trust Series 2001-KS1, Class AI6, 6.35%, 3/25/2032 ‡	6	6

Regional Management Issuance Trust Series 2018-1, Class A, 3.83%, 7/15/2027 (a)	2,713	2,699

Santander Drive Auto Receivables Trust

Series 2018-3, Class A2A, 2.78%, 3/15/2021	2,536	2,535

Series 2018-1, Class A3, 2.32%, 8/16/2021	1,516	1,514

Series 2015-5, Class C, 2.74%, 12/15/2021	711	711

Series 2017-1, Class C, 2.58%, 5/16/2022	2,310	2,303

Series 2018-1, Class B, 2.63%, 7/15/2022	4,615	4,598

Series 2018-2, Class B, 3.03%, 9/15/2022	2,936	2,938

Series 2017-3, Class C, 2.76%, 12/15/2022	1,000	997

Series 2018-4, Class B, 3.27%, 1/17/2023	7,826	7,845

Santander Retail Auto Lease Trust

Series 2017-A, Class A3, 2.22%, 1/20/2021 (a)	11,100	11,035

Series 2018-A, Class A3, 2.93%, 5/20/2021 (a)	1,893	1,893

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2019	J.P. MORGAN INCOME FUNDS	281

JPMorgan Short Duration Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2019 (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Asset-Backed Securities — continued

Sierra Timeshare Receivables Funding LLC Series 2018-3A, Class A, 3.69%, 9/20/2035 (a)	2,155	2,171

Sofi Consumer Loan Program LLC Series 2016-5, Class A, 3.06%, 9/25/2028 (a)	814	812

SoFi Consumer Loan Program LLC

Series 2016-3, Class A, 3.05%, 12/26/2025 (a)	4,300	4,293

Series 2017-3, Class A, 2.77%, 5/25/2026 (a)	8,258	8,228

Series 2017-6, Class A1, 2.20%, 11/25/2026 (a)	434	433

SoFi Consumer Loan Program Trust

Series 2018-1, Class A1, 2.55%, 2/25/2027 (a)	1,384	1,380

Series 2018-2, Class A1, 2.93%, 4/26/2027 (a)	853	852

Series 2018-3, Class A1, 3.20%, 8/25/2027 (a)	1,760	1,760

Series 2019-1, Class A, 3.24%, 2/25/2028 (a)	4,414	4,416

SoFi Professional Loan Program LLC Series 2017-F, Class A1FX, 2.05%, 1/25/2041 (a)	1,068	1,060

Synchrony Credit Card Master Note Trust

Series 2016-2, Class A, 2.21%, 5/15/2024	2,538	2,501

Series 2017-2, Class A, 2.62%, 10/15/2025	3,839	3,794

TCF Auto Receivables Owner Trust Series 2016-1A, Class A3, 1.71%, 4/15/2021 (a)	2,164	2,158

Tesla Auto Lease Trust Series 2018-B, Class A, 3.71%, 8/20/2021 (a)	9,214	9,307

Tidewater Auto Receivables Trust Series 2018-AA, Class A2, 3.12%, 7/15/2022 (a)	1,087	1,087

Toyota Auto Receivables Owner Trust Series 2017-C, Class A3, 1.78%, 11/15/2021	3,125	3,096

Tricon American Homes Trust Series 2016-SFR1, Class A, 2.59%, 11/17/2033 ‡ (a)	6,299	6,177

United Auto Credit Securitization Trust Series 2018-2, Class A, 2.89%, 3/10/2021 (a)	2,000	1,999

Upgrade Receivables Trust Series 2019-1A, Class A, 3.48%, 3/15/2025 (a)	4,240	4,242

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Verizon Owner Trust

Series 2016-1A, Class A, 1.42%, 1/20/2021 (a)	412	411

Series 2016-2A, Class A, 1.68%, 5/20/2021 (a)	2,090	2,082

Series 2017-2A, Class B, 2.22%, 12/20/2021 ‡ (a)	10,526	10,415

Series 2017-3A, Class A1A, 2.06%, 4/20/2022 (a)	2,137	2,118

Series 2018-A, Class A1A, 3.23%, 4/20/2023	2,865	2,888

Veros Automobile Receivables Trust Series 2018-1, Class A, 3.63%, 5/15/2023 (a)	6,504	6,516

Volkswagen Auto Loan Enhanced Trust Series 2018-1, Class A4, 3.15%, 7/22/2024	3,450	3,479

VOLT LXIX LLC Series 2018-NPL5, Class A1A, 4.21%, 8/25/2048 ‡ (a) (e)	3,454	3,461

VOLT LXVII LLC Series 2018-NPL3, Class A1, 4.38%, 6/25/2048 ‡ (a) (e)	2,186	2,186

VOLT LXVIII LLC Series 2018-NPL4, Class A1A, 4.34%, 7/27/2048 ‡ (a) (e)	3,751	3,757

VOLT LXX LLC Series 2018-NPL6, Class A1A, 4.11%, 9/25/2048 ‡ (a) (e)	3,633	3,631

VOLT LXXII LLC Series 2018-NPL8, Class A1A, 4.21%, 10/26/2048 ‡ (a) (e)	9,582	9,525

VOLT LXXIV LLC Series 2018-NP10, Class A1A, 4.58%, 11/25/2048 ‡ (a) (e)	9,663	9,700

VOLT LXXV LLC Series 2019-NPL1, Class A1A, 4.34%, 1/25/2049 (a) (e)	8,708	8,727

Westlake Automobile Receivables Trust

Series 2017-2A, Class A2A, 1.80%, 7/15/2020 (a)	530	529

Series 2018-1A, Class A2A, 2.24%, 12/15/2020 (a)	1,276	1,275

Series 2017-2A, Class B, 2.25%, 12/15/2020 (a)	8,824	8,798

Series 2018-1A, Class B, 2.67%, 5/17/2021 (a)	6,540	6,515

Series 2018-2A, Class A2A, 2.84%, 9/15/2021 (a)	1,339	1,339

Series 2019-1A, Class A2A, 3.06%, 5/16/2022 (a)	2,200	2,202

Series 2017-1A, Class C, 2.70%, 10/17/2022 (a)	1,911	1,906

Series 2018-3A, Class C, 3.61%, 10/16/2023 (a)	1,360	1,366

SEE NOTES TO FINANCIAL STATEMENTS.

282	J.P. MORGAN INCOME FUNDS	FEBRUARY 28, 2019

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Asset-Backed Securities — continued

World Financial Network Credit Card Master Trust

Series 2012-D, Class A, 2.15%, 4/17/2023	3,900	3,893

Series 2017-A, Class A, 2.12%, 3/15/2024	3,385	3,351

Series 2015-B, Class A, 2.55%, 6/17/2024	1,494	1,485

Series 2018-A, Class A, 3.07%, 12/16/2024	10,351	10,369

Series 2016-A, Class A, 2.03%, 4/15/2025	8,830	8,625

World Omni Auto Receivables Trust

Series 2016-B, Class A3, 1.30%, 2/15/2022	6,437	6,379

Series 2017-B, Class A3, 1.95%, 2/15/2023	1,586	1,568

Series 2019-A, Class A3, 3.04%, 5/15/2024	3,590	3,601

Total Asset-Backed Securities (Cost $736,368)		736,760

Collateralized Mortgage Obligations — 11.3%

Alternative Loan Trust Series 2003-J3, Class 2A1, 6.25%, 12/25/2033	22	23

Antler Mortgage Trust Series 2018-RTL1, Class A1, 4.34%, 7/25/2022 (a)	7,243	7,234

Bear Stearns ARM Trust Series 2003-7, Class 3A, 4.20%, 10/25/2033 (f)	65	65

CHL Mortgage Pass-Through Trust Series 2004-8, Class 2A1, 4.50%, 6/25/2019	2	2

Citicorp Mortgage Securities Trust Series 2006-1, Class 2A1, 5.00%, 2/25/2021	72	73

Citigroup Mortgage Loan Trust, Inc.

Series 2003-UP3, Class A1, 7.00%, 9/25/2033	41	41

Series 2004-UST1, Class A6, 4.17%, 8/25/2034 (f)	650	635

Credit Suisse First Boston Mortgage Securities Corp. Series 2003-23, Class 8A1, 5.00%, 9/25/2018	69	69

CSFB Mortgage-Backed Pass-Through Certificates Series 2004-8, Class 6A1, 4.50%, 12/25/2019	88	88

CSMC Mortgage-Backed Trust Series 2007-5, Class 5A5, 5.41%, 4/1/2037 (f)	574	310

FHLMC — GNMA

Series 31, Class Z, 8.00%, 4/25/2024	194	207

Series 56, Class Z, 7.50%, 9/20/2026	49	55

FHLMC REMIC

Series 3648, Class AH, 2.50%, 2/15/2020	274	273

Series 2979, Class BC, 5.00%, 4/15/2020	339	340

INVESTMENTS	PRINCIPAL AMOUNT ($000)		VALUE ($000)

Series 4305, Class EA, 1.75%, 9/15/2020	211		209

Series 3750, Class GB, 2.50%, 10/15/2020	151		151

Series 1807, Class G, 9.00%, 10/15/2020	—	(g)	—	(g)

Series 81, Class A, 8.13%, 11/15/2020	—	(g)	—	(g)

Series 85, Class C, 8.60%, 1/15/2021	1		1

Series 99, Class Z, 9.50%, 1/15/2021	—	(g)	—	(g)

Series 1045, Class G, HB, 1,066.21%, 2/15/2021	—	(g)	—	(g)

Series 1056, Class KZ, 6.50%, 3/15/2021	1		1

Series 1053, Class G, 7.00%, 3/15/2021	—	(g)	—	(g)

Series 1074, Class H, 8.50%, 5/15/2021	—	(g)	—	(g)

Series 1082, Class C, 9.00%, 5/15/2021	1		1

Series 1087, Class I, 8.50%, 6/15/2021	1		1

Series 1125, Class Z, 8.25%, 8/15/2021	5		5

Series 159, Class H, 4.50%, 9/15/2021	—	(g)	—	(g)

Series 189, Class D, 6.50%, 10/15/2021	—	(g)	—	(g)

Series 1142, Class IA, 7.00%, 10/15/2021	3		3

Series 1169, Class G, 7.00%, 11/15/2021	—	(g)	—	(g)

Series 3872, Class ND, 2.00%, 12/15/2021	243		241

Series 2418, Class MF, 6.00%, 2/15/2022	116		118

Series 1343, Class LA, 8.00%, 8/15/2022	7		7

Series 1424, Class F, 1.61%, 11/15/2022 (f)	1		1

Series 1480, Class LZ, 7.50%, 3/15/2023	33		35

Series 3784, Class F, 2.89%, 7/15/2023 (f)	1,237		1,237

Series 3784, Class S, IF, IO, 4.11%, 7/15/2023 (f)	1,328		82

Series 3229, Class AF, 2.74%, 8/15/2023 (f)	645		643

Series 1560, Class Z, 7.00%, 8/15/2023	80		84

Series 2682, Class JG, 4.50%, 10/15/2023	1,618		1,658

Series 2686, Class GC, 5.00%, 10/15/2023	1,941		2,003

Series 2790, Class TN, 4.00%, 5/15/2024	211		214

Series 1754, Class Z, 8.50%, 9/15/2024	34		38

Series 1779, Class Z, 8.50%, 4/15/2025	85		95

Series 3763, Class NE, 2.50%, 5/15/2025	441		438

Series 4303, Class VA, 3.50%, 5/15/2025	609		614

Series 2989, Class TG, 5.00%, 6/15/2025	2,810		2,883

Series 2997, Class BC, 5.00%, 6/15/2025	3,659		3,793

Series 3005, Class ED, 5.00%, 7/15/2025	1,489		1,547

Series 3973, Class MA, 3.00%, 8/15/2025	419		419

Series 3810, Class NV, 4.00%, 9/15/2025	585		586

Series 3955, Class WA, 2.50%, 11/15/2025	216		215

Series 3815, Class EA, 4.00%, 12/15/2025	243		245

Series 3945, Class CA, 3.00%, 3/15/2026	1,058		1,059

Series 3864, Class PG, 3.50%, 5/15/2026	197		199

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2019	J.P. MORGAN INCOME FUNDS	283

JPMorgan Short Duration Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2019 (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Collateralized Mortgage Obligations — continued

Series 3887, Class GM, 4.00%, 7/15/2026 (e)	231	244

Series 3909, Class HG, 4.00%, 8/15/2026 (e)	643	663

Series 1888, Class Z, 7.00%, 8/15/2026	132	143

Series 3946, Class BU, 3.00%, 10/15/2026	459	461

Series 4015, Class GL, 2.25%, 3/15/2027	377	373

Series 4020, Class N, 3.00%, 3/15/2027	203	203

Series 4097, Class HJ, 1.50%, 8/15/2027	2,105	2,007

Series 4361, Class CA, 2.50%, 9/15/2027	1,448	1,431

Series 4257, Class A, 2.50%, 10/15/2027	336	332

Series 4131, Class BC, 1.25%, 11/15/2027	356	337

Series 4141, Class BI, IO, 2.50%, 12/15/2027	9,695	693

Series 4207, Class JD, 1.50%, 5/15/2028	551	532

Series 2090, Class F, 2.69%, 10/15/2028 (f)	237	235

Series 3523, Class MX, 4.50%, 4/15/2029	243	253

Series 2995, Class FT, 2.74%, 5/15/2029 (f)	256	256

Series 3976, Class AE, 2.50%, 8/15/2029	287	286

Series 3977, Class AB, 3.00%, 9/15/2029	1,477	1,478

Series 3984, Class EA, 3.50%, 11/15/2029	357	359

Series 3721, Class DG, 2.75%, 9/15/2030	578	572

Series 3775, Class DB, 4.00%, 12/15/2030	876	905

Series 2303, Class FY, 2.79%, 4/15/2031 (f)	240	238

Series 2326, Class ZQ, 6.50%, 6/15/2031	303	331

Series 4252, Class MD, 3.00%, 7/15/2031	262	262

Series 2362, Class F, 2.89%, 9/15/2031 (f)	298	297

Series 2500, Class FD, 2.99%, 3/15/2032 (f)	323	323

Series 4170, Class QE, 2.00%, 5/15/2032	435	425

Series 4094, Class BF, 2.89%, 8/15/2032 (f)	984	990

Series 2492, Class GH, 6.00%, 8/15/2032	462	508

Series 4142, Class PG, 2.00%, 12/15/2032	292	285

Series 2711, Class FC, 3.39%, 2/15/2033 (f)	2,079	2,128

Series 2638, Class JG, 5.00%, 2/15/2033	264	265

Series 2602, Class FH, 2.80%, 4/15/2033 (f)	396	393

Series 2617, Class Z, 5.50%, 5/15/2033	186	202

Series 2662, Class MT, 4.50%, 8/15/2033	221	229

Series 2693, Class Z, 5.50%, 10/15/2033	337	368

Series 3005, Class PV, IF, 8.82%, 10/15/2033 (f)	19	21

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Series 4235, Class AB, 2.00%, 1/15/2034	389	387

Series 2806, Class FA, 3.49%, 2/15/2034 (f)	573	582

Series 2922, Class GA, 5.50%, 5/15/2034	160	162

Series 2989, Class MU, IF, IO, 4.51%, 7/15/2034 (f)	2,712	412

Series 3204, Class ZM, 5.00%, 8/15/2034	1,182	1,267

Series 2953, Class MF, 2.79%, 12/15/2034 (f)	268	268

Series 2898, Class PG, 5.00%, 12/15/2034	1,437	1,540

Series 3003, Class LD, 5.00%, 12/15/2034	282	305

Series 2933, Class EM, 5.50%, 1/15/2035	172	184

Series 2929, Class PG, 5.00%, 2/15/2035	186	202

Series 2953, Class PG, 5.50%, 3/15/2035	645	707

Series 2976, Class HZ, 4.50%, 5/15/2035	568	579

Series 3002, Class BN, 5.00%, 7/15/2035	531	559

Series 3036, Class NE, 5.00%, 9/15/2035	238	255

Series 3101, Class UZ, 6.00%, 1/15/2036	410	456

Series 3174, Class LF, 2.84%, 5/15/2036 (f)	572	572

Series 3710, Class FL, 2.99%, 5/15/2036 (f)	216	217

Series 3662, Class ZB, 5.50%, 8/15/2036	322	356

Series 3855, Class AM, 6.50%, 11/15/2036	4,600	5,066

Series 3258, Class PM, 5.50%, 12/15/2036	1,023	1,107

Series 4655, Class CA, 3.00%, 1/15/2037	733	725

Series 3305, Class IW, IF, IO, 3.96%, 4/15/2037 (f)	596	53

Series 3318, Class HF, 2.75%, 5/15/2037 (f)	985	972

Series 3326, Class FG, 2.84%, 6/15/2037 (f)	1,345	1,331

Series 4182, Class C, 3.00%, 6/15/2037	760	760

Series 3724, Class CM, 5.50%, 6/15/2037	701	769

Series 3351, Class ZC, 5.50%, 7/15/2037	2,641	2,879

Series 3420, Class EI, IO, 1.12%, 8/15/2037 (e)	7,967	316

Series 3805, Class PA, 4.50%, 10/15/2037	412	419

Series 4305, Class KA, 3.00%, 3/15/2038	3,344	3,343

Series 3429, Class S, IF, IO, 4.33%, 3/15/2038 (f)	1,002	100

Series 3459, Class MB, 5.00%, 6/15/2038	243	261

Series 4290, Class CA, 3.50%, 12/15/2038	710	718

Series 4085, Class FB, 2.89%, 1/15/2039 (f)	244	245

Series 3546, Class A, 4.17%, 2/15/2039 (f)	1,097	1,124

SEE NOTES TO FINANCIAL STATEMENTS.

284	J.P. MORGAN INCOME FUNDS	FEBRUARY 28, 2019

INVESTMENTS	PRINCIPAL AMOUNT ($000)		VALUE ($000)
Collateralized Mortgage Obligations — continued

Series 4061, Class CF, 2.84%, 3/15/2039 (f)	497		496

Series 3540, Class A, 5.00%, 5/15/2039	751		793

Series 4346, Class A, 3.50%, 7/15/2039	228		232

Series 3597, Class HM, 4.50%, 8/15/2039	671		698

Series 4209, Class A, 4.00%, 9/15/2039	772		785

Series 3572, Class JS, IF, IO, 4.31%, 9/15/2039 (f)	1,091		123

Series 3962, Class FB, 2.99%, 10/15/2039 (f)	191		193

Series 3585, Class KW, 4.50%, 10/15/2039	3,845		4,012

Series 3609, Class SA, IF, IO, 3.85%, 12/15/2039 (f)	4,407		566

Series 3910, Class CT, 4.00%, 12/15/2039	362		371

Series 4327, Class A, 4.00%, 2/15/2040	522		529

Series 3632, Class PK, 5.00%, 2/15/2040	1,000		1,060

Series 3656, Class PM, 5.00%, 4/15/2040	5,652		6,075

Series 3819, Class G, 4.00%, 6/15/2040	215		221

Series 3786, Class NA, 4.50%, 7/15/2040	343		355

Series 3960, Class FJ, 2.84%, 8/15/2040 (f)	259		259

Series 3726, Class PA, 3.00%, 8/15/2040	942		943

Series 4088, Class LE, 4.00%, 10/15/2040	2,035		2,029

Series 3803, Class FY, 2.89%, 1/15/2041 (f)	473		472

Series 3864, Class KL, 2.75%, 2/15/2041	320		319

Series 3844, Class FA, 2.94%, 4/15/2041 (f)	513		510

Series 3862, Class GA, 4.00%, 4/15/2041	559		580

Series 4229, Class MA, 3.50%, 5/15/2041	16,191		16,400

Series 3939, Class BZ, 4.50%, 6/15/2041	6,764		7,100

Series 4150, Class FN, 2.79%, 7/15/2041 (f)	1,055		1,055

Series 4150, Class FY, 2.79%, 8/15/2041 (f)	1,050		1,045

Series 4215, Class NA, 3.00%, 4/15/2042	425		423

Series 4314, Class LP, 3.50%, 7/15/2043	315		320

Series 4374, Class NC, 3.75%, 2/15/2046 (e)	6,062		6,115

FHLMC STRIPS Series 302, Class 350, 3.50%, 2/15/2028	584		594

First Horizon Mortgage Pass-Through Trust Series 2004-7, Class 2A1, 4.75%, 12/25/2019	56		56

FNMA REMIC

Series 1989-27, Class Y, 6.90%, 6/25/2019	—	(g)	—	(g)

Series 2009-70, Class IN, IO, 4.50%, 8/25/2019	2		—	(g)

INVESTMENTS	PRINCIPAL AMOUNT ($000)		VALUE ($000)

Series 1989-54, Class E, 8.40%, 8/25/2019	—	(g)	—	(g)

Series 1989-70, Class G, 8.00%, 10/25/2019	—	(g)	—	(g)

Series 1989-72, Class E, 9.35%, 10/25/2019	1		1

Series 1989-89, Class H, 9.00%, 11/25/2019	—	(g)	—	(g)

Series 1989-96, Class H, 9.00%, 12/25/2019	—	(g)	—	(g)

Series 1990-7, Class B, 8.50%, 1/25/2020	1		1

Series 1990-12, Class G, 4.50%, 2/25/2020	—	(g)	—	(g)

Series 1990-19, Class G, 9.75%, 2/25/2020	1		1

Series 1990-58, Class J, 7.00%, 5/25/2020	1		1

Series 2010-60, IO, 4.00%, 6/25/2020	358		7

Series 1990-61, Class H, 7.00%, 6/25/2020	2		2

Series 1990-109, Class J, 7.00%, 9/25/2020	1		1

Series 1990-106, Class J, 8.50%, 9/25/2020	1		1

Series 1990-111, Class Z, 8.75%, 9/25/2020	—	(g)	1

Series 1990-123, Class G, 7.00%, 10/25/2020	1		1

Series 1990-117, Class E, 8.95%, 10/25/2020	—	(g)	—	(g)

Series 1990-132, Class Z, 7.00%, 11/25/2020	1		1

Series 1990-137, Class X, 9.00%, 12/25/2020	15		15

Series 2011-17, Class CJ, 2.75%, 3/25/2021	190		190

Series 1991-53, Class J, 7.00%, 5/25/2021	—	(g)	—	(g)

Series G-11, Class Z, 8.50%, 5/25/2021	—	(g)	—	(g)

Series 2011-67, Class EJ, 2.50%, 7/25/2021	129		129

Series 2011-66, Class QA, 3.50%, 7/25/2021	178		179

Series 1991-130, Class C, 9.00%, 9/25/2021	—	(g)	—	(g)

Series 2011-104, Class DC, 1.50%, 10/25/2021	828		817

Series G92-19, Class M, 8.50%, 4/25/2022	39		41

Series 1992-96, Class B, PO, 5/25/2022	—	(g)	—	(g)

Series 2012-94, Class E, 3.00%, 6/25/2022	274		274

Series G92-40, Class ZC, 7.00%, 7/25/2022	2		2

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2019	J.P. MORGAN INCOME FUNDS	285

JPMorgan Short Duration Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2019 (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($000)		VALUE ($000)
Collateralized Mortgage Obligations — continued

Series G92-35, Class E, 7.50%, 7/25/2022	4		4

Series G92-35, Class EA, 8.00%, 7/25/2022	112		118

Series G92-44, Class ZQ, 8.00%, 7/25/2022	—	(g)	—	(g)

Series 1992-131, Class KB, 8.00%, 8/25/2022	251		267

Series G92-54, Class ZQ, 7.50%, 9/25/2022	2		2

Series 1992-185, Class L, 8.00%, 10/25/2022	274		291

Series G92-64, Class J, 8.00%, 11/25/2022	677		713

Series G92-66, Class K, 8.00%, 12/25/2022	300		316

Series 2011-116, Class VA, 3.50%, 2/25/2023	792		798

Series 1997-44, Class N, PO, 6/25/2023	159		150

Series 1993-216, Class E, PO, 8/25/2023	88		83

Series 1993-235, Class G, PO, 9/25/2023	7		7

Series 1993-165, Class SN, IF, 11.47%, 9/25/2023 (f)	1		1

Series 1993-226, Class PK, 6.00%, 12/25/2023	230		241

Series 1994-15, Class ZK, 5.50%, 2/25/2024	567		586

Series 1994-43, Class PK, 6.35%, 2/25/2024	280		292

Series 2001-40, PO, 4/25/2024	108		101

Series G94-6, Class PJ, 8.00%, 5/17/2024	262		280

Series 2013-52, Class PV, 3.00%, 10/25/2024	2,664		2,668

Series 2011-26, Class EG, 3.00%, 6/25/2025	2,425		2,423

Series 2011-17, Class GD, 3.50%, 2/25/2026	290		292

Series 2011-48, Class CN, 4.00%, 6/25/2026 (e)	197		206

Series 2012-32, Class DE, 3.00%, 12/25/2026	578		577

Series 2015-96, Class EA, 3.00%, 12/25/2026	649		648

Series 2012-26, Class CA, 2.50%, 3/25/2027	214		211

Series 2012-46, Class KI, IO, 3.50%, 5/25/2027	16,703		1,642

Series 2013-5, Class DA, 1.50%, 2/25/2028	1,099		1,053

Series 2014-26, Class HC, 2.50%, 2/25/2028	497		490

Series 2013-13, Class KD, 1.50%, 3/25/2028	714		684

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Series 2008-72, IO, 5.00%, 8/25/2028	137	11

Series 2011-36, Class QC, 3.00%, 12/25/2028	637	636

Series 2009-15, Class AC, 5.50%, 3/25/2029	1,652	1,755

Series 2010-14, Class AC, 4.00%, 3/25/2030	531	548

Series 2013-101, Class HA, 3.00%, 10/25/2030	376	376

Series 2012-14, Class EA, 2.50%, 12/25/2030	175	173

Series 2015-89, Class KE, 2.00%, 11/25/2031	276	267

Series 2001-81, Class HE, 6.50%, 1/25/2032	4,121	4,587

Series 2002-34, Class FA, 2.98%, 5/18/2032 (f)	260	260

Series 2002-64, Class PG, 5.50%, 10/25/2032	3,569	3,869

Series 2004-61, Class FH, 3.29%, 11/25/2032 (f)	1,761	1,779

Series 2002-77, Class TF, 3.48%, 12/18/2032 (f)	341	343

Series 2002-77, Class QG, 5.50%, 12/25/2032	880	957

Series 2002-84, Class DZ, 5.50%, 12/25/2032	515	555

Series 2002-94, Class BZ, 5.50%, 1/25/2033	1,882	2,047

Series 2003-42, Class CI, IO, 6.50%, 5/25/2033	337	73

Series 2003-49, IO, 6.50%, 6/25/2033	479	113

Series 2003-58, Class GL, 3.50%, 7/25/2033	201	203

Series 2003-84, Class PZ, 5.00%, 9/25/2033	148	159

Series 2003-107, Class ZD, 6.00%, 11/25/2033	2,784	3,047

Series 2014-19, Class VK, 4.50%, 4/25/2034	2,000	2,105

Series 2004-60, Class LB, 5.00%, 4/25/2034	245	251

Series 2005-19, Class PA, 5.50%, 7/25/2034	785	794

Series 2004-72, Class F, 2.99%, 9/25/2034 (f)	310	312

Series 2004-91, Class BR, 5.50%, 12/25/2034	136	150

Series 2004-101, Class AR, 5.50%, 1/25/2035	33	35

SEE NOTES TO FINANCIAL STATEMENTS.

286	J.P. MORGAN INCOME FUNDS	FEBRUARY 28, 2019

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Collateralized Mortgage Obligations — continued

Series 2005-27, Class HZ, 5.00%, 4/25/2035	3,854	4,114

Series 2005-38, Class FK, 2.79%, 5/25/2035 (f)	966	965

Series 2005-66, Class PF, 2.74%, 7/25/2035 (f)	393	392

Series 2005-64, Class PL, 5.50%, 7/25/2035	179	193

Series 2006-4, Class PB, 6.00%, 9/25/2035	1,967	2,068

Series 2005-88, Class ZC, 5.00%, 10/25/2035	4,492	4,794

Series 2007-109, Class VZ, 5.00%, 10/25/2035	3,951	4,212

Series 2005-84, Class MB, 5.75%, 10/25/2035	44	47

Series 2013-114, Class JA, 3.00%, 11/25/2035	442	442

Series 2005-99, Class AF, 2.84%, 12/25/2035 (f)	211	211

Series 2014-88, Class ER, 2.50%, 2/25/2036	200	197

Series 2006-16, Class FC, 2.79%, 3/25/2036 (f)	240	240

Series 2006-14, Class DB, 5.50%, 3/25/2036	804	876

Series 2006-27, Class BF, 2.79%, 4/25/2036 (f)	497	497

Series 2006-46, Class FW, 2.89%, 6/25/2036 (f)	656	651

Series 2006-50, Class PE, 5.00%, 6/25/2036	773	838

Series 2009-71, Class JT, 6.00%, 6/25/2036	411	454

Series 2006-101, Class FC, 2.79%, 7/25/2036 (f)	533	528

Series 2006-101, Class FD, 2.79%, 7/25/2036 (f)	341	337

Series 2006-56, Class DC, 3.14%, 7/25/2036 (f)	544	549

Series 2006-58, Class ST, IF, IO, 4.66%, 7/25/2036 (f)	355	52

Series 2014-23, Class PA, 3.50%, 8/25/2036	9,812	9,925

Series 2007-1, Class NF, 2.74%, 2/25/2037 (f)	840	840

Series 2007-16, Class FC, 3.24%, 3/25/2037 (f)	39	41

Series 2007-22, Class SC, IF, IO, 3.59%, 3/25/2037 (f)	81	4

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Series 2007-33, Class MS, IF, IO, 4.10%, 4/25/2037 (f)	2,527	313

Series 2011-71, Class FB, 2.99%, 5/25/2037 (f)	915	916

Series 2007-57, Class ZE, 4.75%, 5/25/2037	1,149	1,194

Series 2007-54, Class FA, 2.89%, 6/25/2037 (f)	311	313

Series 2013-55, Class BA, 3.00%, 6/25/2037	1,946	1,942

Series 2007-B2, Class ZA, 5.50%, 6/25/2037	4,470	4,883

Series 2008-93, Class AM, 5.50%, 6/25/2037	373	380

Series 2008-5, Class PE, 5.00%, 8/25/2037	212	227

Series 2007-85, Class SH, IF, IO, 4.01%, 9/25/2037 (f)	1,910	130

Series 2013-74, Class HP, 3.00%, 10/25/2037	369	365

Series 2013-83, Class CA, 3.50%, 10/25/2037	7,209	7,262

Series 2010-68, Class DA, 4.50%, 10/25/2037	218	222

Series 2007-106, Class A7, 6.11%, 10/25/2037 (f)	360	390

Series 2007-117, Class FM, 3.19%, 1/25/2038 (f)	338	343

Series 2007-117, Class MF, 3.19%, 1/25/2038 (f)	486	493

Series 2008-24, Class PF, 3.14%, 2/25/2038 (f)	301	303

Series 2008-18, Class SE, IF, IO, 3.78%, 3/25/2038 (f)	180	21

Series 2008-25, Class DZ, 5.75%, 4/25/2038	759	824

Series 2013-139, Class EA, 3.00%, 8/25/2038	2,153	2,154

Series 2008-83, Class CA, 6.00%, 9/25/2038	1,022	1,132

Series 2011-48, Class HC, 3.00%, 10/25/2038	638	637

Series 2013-92, Class A, 3.50%, 12/25/2038	6,209	6,264

Series 2010-58, Class MA, 5.50%, 12/25/2038	19	19

Series 2011-36, Class PA, 4.00%, 2/25/2039	41	40

Series 2011-104, Class KE, 2.50%, 3/25/2039	120	119

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2019	J.P. MORGAN INCOME FUNDS	287

JPMorgan Short Duration Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2019 (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Collateralized Mortgage Obligations — continued

Series 2013-15, Class EF, 2.84%, 3/25/2039 (f)	347	349

Series 2012-56, Class FG, 2.99%, 3/25/2039 (f)	617	619

Series 2011-104, Class KY, 4.00%, 3/25/2039	468	477

Series 2012-89, Class FD, 2.94%, 4/25/2039 (f)	517	518

Series 2009-29, Class LA, 1.51%, 5/25/2039 (f)	1,830	1,664

Series 2009-62, Class HJ, 6.00%, 5/25/2039	758	803

Series 2012-73, Class LF, 2.94%, 6/25/2039 (f)	878	880

Series 2012-14, Class DA, 2.00%, 7/25/2039	142	140

Series 2009-70, Class FA, 3.69%, 9/25/2039 (f)	259	261

Series 2009-73, Class HJ, 6.00%, 9/25/2039	276	304

Series 2010-118, Class EF, 2.94%, 10/25/2039 (f)	461	463

Series 2009-86, Class PE, 5.00%, 10/25/2039	6,772	7,277

Series 2009-87, Class B, 4.50%, 11/25/2039	3,937	4,112

Series 2009-112, Class SW, IF, IO, 3.76%, 1/25/2040 (f)	5,186	626

Series 2013-1, Class BA, 3.00%, 2/25/2040	3,788	3,738

Series 2010-35, Class KF, 2.99%, 4/25/2040 (f)	1,079	1,085

Series 2010-37, Class CY, 5.00%, 4/25/2040	125	133

Series 2011-61, Class ZA, 5.00%, 4/25/2040	2,334	2,501

Series 2010-43, Class HJ, 5.50%, 5/25/2040	373	410

Series 2010-58, Class FA, 3.04%, 6/25/2040 (f)	732	738

Series 2010-58, Class FY, 3.22%, 6/25/2040 (f)	334	338

Series 2012-63, Class MA, 4.00%, 6/25/2040	482	495

Series 2010-64, Class DM, 5.00%, 6/25/2040	2,327	2,459

Series 2012-44, Class LA, 3.50%, 9/25/2040	540	543

Series 2012-9, Class YF, 2.89%, 11/25/2040 (f)	478	479

INVESTMENTS	PRINCIPAL AMOUNT ($000)		VALUE ($000)

Series 2010-126, Class LI, IO, 4.00%, 11/25/2040	3,258		232

Series 2015-44, Class J, 3.50%, 12/25/2040	150		151

Series 2013-96, Class CA, 4.00%, 4/25/2041	2,135		2,202

Series 2011-53, Class FT, 3.07%, 6/25/2041 (f)	274		276

Series 2011-52, Class GB, 5.00%, 6/25/2041	233		251

Series 2012-16, Class WH, 4.00%, 7/25/2041	416		428

Series 2011-128, Class KP, 4.50%, 7/25/2041	240		251

Series 2013-126, Class CA, 4.00%, 9/25/2041	947		989

Series 2001-50, Class BA, 7.00%, 10/25/2041	157		174

Series 2012-100, Class TL, 4.00%, 4/25/2042	745		767

Series 2013-9, Class CB, 5.50%, 4/25/2042	6,395		6,955

Series 2013-72, Class AF, 2.74%, 11/25/2042 (f)	250		250

Series 2013-58, Class FP, 2.74%, 2/25/2043 (f)	2,156		2,144

Series 2013-66, Class LB, 1.50%, 4/25/2043	225		215

Series 2018-38, Class EC, 4.00%, 4/25/2043	221		227

Series 2016-100, Class P, 3.50%, 11/25/2044	267		270

Series 2016-2, Class GA, 3.00%, 2/25/2046	4,318		4,282

Series 2017-10, Class FA, 2.89%, 3/25/2047 (f)	650		650

FNMA REMIC Trust Series 1995-W3, Class A, 9.00%, 4/25/2025	—	(g)	—	(g)

FNMA STRIPS

Series 351, Class 28, IO, 5.00%, 4/25/2019 (f)	—	(g)	—	(g)

Series 268, Class 2, IO, 9.00%, 2/25/2023	—	(g)	—	(g)

Series 289, Class 1, PO, 11/25/2027	213		192

Series 334, Class 17, IO, 6.50%, 2/25/2033 (f)	295		62

Series 334, Class 9, IO, 6.00%, 3/25/2033	657		140

Series 334, Class 13, IO, 6.00%, 3/25/2033 (f)	258		51

Series 356, Class 16, IO, 5.50%, 6/25/2035 (f)	205		41

SEE NOTES TO FINANCIAL STATEMENTS.

288	J.P. MORGAN INCOME FUNDS	FEBRUARY 28, 2019

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Collateralized Mortgage Obligations — continued

Series 359, Class 16, IO, 5.50%, 10/25/2035 (f)	193	38

Series 369, Class 19, IO, 6.00%, 10/25/2036 (f)	249	50

Series 369, Class 26, IO, 6.50%, 10/25/2036 (f)	155	36

Series 386, Class 20, IO, 6.50%, 8/25/2038 (f)	325	63

Series 394, Class C3, IO, 6.50%, 9/25/2038	631	128

FNMA, Whole Loan Series 2007-W1, Class 1AF1, 2.75%, 11/25/2046 (f)	2,887	2,844

GNMA

Series 2011-155, Class A, 3.00%, 11/20/2026	263	264

Series 2011-158, Class AB, 3.00%, 11/20/2026	912	912

Series 2012-3, Class AK, 3.00%, 1/16/2027	4,088	4,106

Series 2012-32, Class EG, 3.00%, 3/16/2027	2,002	2,007

Series 2002-45, Class FA, 2.88%, 6/16/2032 (f)	378	378

Series 2003-11, Class FC, 2.98%, 2/16/2033 (f)	358	359

Series 2003-50, Class F, 2.78%, 5/16/2033 (f)	294	294

Series 2004-39, Class IN, IO, 5.50%, 6/20/2033	366	46

Series 2006-23, Class S, IF, IO, 4.02%, 1/20/2036 (f)	1,587	22

Series 2006-26, Class S, IF, IO, 4.02%, 6/20/2036 (f)	7,855	1,040

Series 2012-38, Class TF, 2.78%, 12/16/2036 (f)	299	299

Series 2007-16, Class KU, IF, IO, 4.17%, 4/20/2037 (f)	4,943	585

Series 2009-106, Class XL, IF, IO, 4.27%, 6/20/2037 (f)	4,601	374

Series 2010-143, Class PH, 3.00%, 11/16/2037	394	395

Series 2008-75, Class SP, IF, IO, 4.99%, 8/20/2038 (f)	1,536	205

Series 2009-108, Class WG, 4.00%, 9/20/2038	285	287

Series 2009-14, Class SA, IF, IO, 3.60%, 3/20/2039 (f)	4,506	399

Series 2009-14, Class KS, IF, IO, 3.82%, 3/20/2039 (f)	1,868	194

Series 2009-14, Class NI, IO, 6.50%, 3/20/2039	576	147

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Series 2009-75, Class NB, 4.50%, 6/20/2039	351	365

Series 2011-48, Class QA, 5.00%, 8/16/2039	1,106	1,119

Series 2010-144, Class DA, 4.00%, 9/16/2039	232	236

Series 2011-26, Class PA, 4.00%, 7/20/2040	218	223

Series 2013-71, Class NA, 2.50%, 8/20/2041	220	216

Series 2012-96, Class WP, 6.50%, 8/16/2042	6,010	6,691

Series 2015-80, Class CP, 4.50%, 6/20/2045	1,385	1,432

Series 2010-H26, Class LF, 2.86%, 8/20/2058 (f)	435	434

Series 2010-H03, Class FA, 3.05%, 3/20/2060 (f)	5,935	5,946

Series 2011-H11, Class FB, 3.01%, 4/20/2061 (f)	735	736

Series 2011-H21, Class FA, 3.11%, 10/20/2061 (f)	492	493

Series 2013-H05, Class FB, 2.91%, 2/20/2062 (f)	1,824	1,820

Series 2012-H14, Class FK, 3.09%, 7/20/2062 (f)	697	699

Series 2012-H18, Class NA, 3.03%, 8/20/2062 (f)	522	522

Series 2012-H20, Class BA, 3.07%, 9/20/2062 (f)	1,408	1,411

Series 2012-H29, Class FA, 3.02%, 10/20/2062 (f)	292	292

Series 2012-H23, Class WA, 3.03%, 10/20/2062 (f)	611	612

Series 2012-H30, Class GA, 2.86%, 12/20/2062 (f)	393	392

Series 2013-H08, Class FA, 2.86%, 3/20/2063 (f)	1,125	1,122

Series 2013-H11, Class FA, 2.96%, 4/20/2063 (f)	620	620

Series 2013-H14, Class FG, 2.98%, 5/20/2063 (f)	266	266

Series 2014-H05, Class FB, 3.11%, 12/20/2063 (f)	946	949

Series 2014-H16, Class FL, 2.82%, 7/20/2064 (f)	856	861

Series 2014-H14, Class GF, 2.98%, 7/20/2064 (f)	568	568

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2019	J.P. MORGAN INCOME FUNDS	289

JPMorgan Short Duration Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2019 (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($000)		VALUE ($000)
Collateralized Mortgage Obligations — continued

Series 2014-H21, Class FA, 3.16%, 10/20/2064 (f)	470		471

Series 2015-H04, Class FL, 2.98%, 2/20/2065 (f)	315		315

Series 2015-H13, Class FG, 2.91%, 4/20/2065 (f)	852		851

Series 2015-H09, Class FA, 3.13%, 4/20/2065 (f)	643		643

Series 2015-H14, Class FB, 2.94%, 5/20/2065 (f)	330		330

Series 2015-H14, Class FA, 3.08%, 6/20/2065 (f)	2,490		2,488

Series 2015-H27, Class FA, 3.26%, 9/20/2065 (f)	557		561

Series 2017-H07, Class FG, 2.97%, 2/20/2067 (f)	962		962

Series 2017-H14, Class FD, 2.98%, 6/20/2067 (f)	966		966

Series 2017-H16, Class CF, 2.98%, 7/20/2067 (f)	1,244		1,244

Series 2017-H15, Class FN, 3.01%, 7/20/2067 (f)	895		896

Series 2018-H04, Class FG, 2.79%, 2/20/2068 (f)	692		688

Series 2018-H07, Class FE, 2.86%, 2/20/2068 (f)	441		440

JP Morgan Mortgage Trust

Series 2004-S2, Class 5A1, 5.50%, 12/25/2019	611		575

Series 2006-A2, Class 4A1, 4.48%, 8/25/2034 (f)	1,324		1,360

MASTR Alternative Loan Trust

Series 2004-8, Class 7A1, 5.00%, 9/25/2019	39		40

Series 2004-8, Class 6A1, 5.50%, 9/25/2019	2		2

MASTR Asset Securitization Trust Series 2004-6, Class 6A1, 4.50%, 7/25/2019	1		1

ML Trust XLIV Series 44, Class G, 9.00%, 8/20/2020 ‡	—	(g)	—	(g)

NCUA Guaranteed Notes Trust

Series 2010-R3, Class 3A, 2.40%, 12/8/2020	1,017		1,015

Series 2010-R3, Class 1A, 3.07%, 12/8/2020 (f)	7,192		7,208

Nomura Asset Acceptance Corp. Alternative Loan Trust Series 2005-AR6, Class 4A1, 2.75%, 12/25/2035 (f)	1,499		598

INVESTMENTS	PRINCIPAL AMOUNT ($000)		VALUE ($000)

Prime Mortgage Trust Series 2005-2, Class 1A1, 4.75%, 7/25/2020	41		41

Vendee Mortgage Trust Series 1994-3C, Class 3, 9.78%, 3/15/2021	—	(g)	—	(g)

Wells Fargo Mortgage-Backed Securities Trust

Series 2003-K, Class 1A1, 4.68%, 11/25/2033 (f)	461		469

Series 2003-K, Class 1A2, 4.68%, 11/25/2033 (f)	7		7

Series 2003-M, Class A1, 4.90%, 12/25/2033 (f)	1,323		1,356

Series 2004-O, Class A1, 4.68%, 8/25/2034 (f)	499		514

Series 2004-EE, Class 2A2, 4.53%, 12/25/2034 (f)	326		336

Series 2004-EE, Class 3A2, 4.63%, 12/25/2034 (f)	606		628

Total Collateralized Mortgage Obligations (Cost $361,219)			358,877

Mortgage-Backed Securities — 4.7%

FHLMC

Pool # 611141, ARM, 4.47%, 1/1/2027 (f)	28		29

Pool # 786211, ARM, 5.75%, 1/1/2027 (f)	1		2

Pool # 846774, ARM, 4.50%, 12/1/2027 (f)	30		31

Pool # 1B2844, ARM, 4.02%, 3/1/2035 (f)	70		73

Pool # 1L1380, ARM, 5.10%, 3/1/2035 (f)	1,931		2,044

Pool # 1L1379, ARM, 4.94%, 10/1/2035 (f)	978		1,042

Pool # 1G1861, ARM, 4.04%, 3/1/2036 (f)	616		652

Pool # 1J1380, ARM, 5.26%, 3/1/2036 (f)	735		784

Pool # 1J1313, ARM, 4.19%, 6/1/2036 (f)	133		138

Pool # 1G1028, ARM, 4.55%, 7/1/2036 (f)	51		53

Pool # 1N0273, ARM, 4.59%, 8/1/2036 (f)	318		331

Pool # 1K0035, ARM, 4.61%, 8/1/2036 (f)	501		529

Pool # 1J1393, ARM, 4.31%, 10/1/2036 (f)	1,082		1,126

Pool # 1J1378, ARM, 4.52%, 11/1/2036 (f)	391		408

Pool # 1N0346, ARM, 4.27%, 12/1/2036 (f)	386		400

Pool # 1J1418, ARM, 4.61%, 12/1/2036 (f)	127		134

Pool # 1J1467, ARM, 4.61%, 12/1/2036 (f)	226		236

Pool # 1J1541, ARM, 4.68%, 1/1/2037 (f)	915		959

Pool # 1J1516, ARM, 4.24%, 2/1/2037 (f)	82		86

Pool # 1J1543, ARM, 4.40%, 2/1/2037 (f)	207		220

Pool # 1J1635, ARM, 3.78%, 3/1/2037 (f)	247		256

Pool # 1N1458, ARM, 4.17%, 3/1/2037 (f)	454		469

Pool # 1J1522, ARM, 4.52%, 3/1/2037 (f)	351		373

SEE NOTES TO FINANCIAL STATEMENTS.

290	J.P. MORGAN INCOME FUNDS	FEBRUARY 28, 2019

INVESTMENTS	PRINCIPAL AMOUNT ($000)		VALUE ($000)
Mortgage-Backed Securities — continued

Pool # 1Q0339, ARM, 4.55%, 4/1/2037 (f)	52		54

Pool # 1Q0697, ARM, 4.08%, 5/1/2037 (f)	1,018		1,051

Pool # 1J1681, ARM, 4.61%, 6/1/2037 (f)	1,532		1,608

Pool # 1J1685, ARM, 4.62%, 6/1/2037 (f)	1,075		1,136

Pool # 847871, ARM, 3.58%, 8/1/2037 (f)	125		130

Pool # 1J2834, ARM, 4.65%, 8/1/2037 (f)	252		265

Pool # 1B3605, ARM, 5.04%, 8/1/2037 (f)	236		245

Pool # 1Q0476, ARM, 4.56%, 10/1/2037 (f)	270		285

Pool # 1J2945, ARM, 4.50%, 11/1/2037 (f)	59		61

Pool # 1Q0894, ARM, 4.66%, 1/1/2038 (f)	576		614

Pool # 1Q0722, ARM, 4.64%, 4/1/2038 (f)	512		542

FHLMC Gold Pools, 15 Year, Single Family

Pool # B13747, 5.00%, 4/1/2019	4		4

Pool # B13978, 4.00%, 5/1/2019	5		5

Pool # G12656, 4.00%, 7/1/2019	6		6

Pool # G11596, 5.50%, 8/1/2019	14		14

Pool # G11652, 6.00%, 1/1/2020	23		23

Pool # G12859, 6.00%, 6/1/2020	1		1

Pool # G13056, 5.50%, 12/1/2020	37		37

Pool # G12880, 5.00%, 1/1/2021	66		66

Pool # G13621, 6.50%, 8/1/2021	4		4

Pool # J03447, 6.00%, 9/1/2021	42		43

Pool # G13821, 6.00%, 11/1/2021	138		140

Pool # J10285, 5.50%, 4/1/2022	52		52

Pool # G14702, 2.50%, 3/1/2023	95		94

Pool # J24206, 2.00%, 6/1/2023	226		223

Pool # G13274, 5.50%, 10/1/2023	1,027		1,061

Pool # G13301, 5.50%, 10/1/2023	2,630		2,725

Pool # J10284, 6.00%, 12/1/2023	62		63

Pool # G13433, 5.50%, 1/1/2024	365		380

Pool # G15542, 2.50%, 8/1/2025	564		559

Pool # J14494, 4.00%, 2/1/2026	6,737		6,924

Pool # J14783, 4.00%, 3/1/2026	181		187

Pool # J15974, 4.00%, 6/1/2026	2,377		2,444

Pool # G14643, 4.00%, 8/1/2026	213		220

Pool # J18745, 3.00%, 4/1/2027	1,701		1,705

Pool # J20463, 2.50%, 9/1/2027	324		319

Pool # G18462, 2.00%, 4/1/2028	1,598		1,550

Pool # G14973, 4.00%, 12/1/2028	197		204

Pool # G16386, 2.00%, 3/1/2030	682		661

Pool # J31731, 3.00%, 5/1/2030	943		945

FHLMC Gold Pools, 20 Year, Single Family

Pool # D93630, 6.50%, 6/1/2019	—	(g)	—	(g)

Pool # G30195, 6.50%, 5/1/2021	1		1

INVESTMENTS	PRINCIPAL AMOUNT ($000)		VALUE ($000)

Pool # G30262, 6.00%, 10/1/2024	232		250

Pool # C91261, 4.50%, 8/1/2029	317		330

Pool # C91349, 4.50%, 12/1/2030	291		304

Pool # G30565, 4.50%, 10/1/2031	558		582

Pool # G30701, 5.00%, 11/1/2031	236		248

Pool # C91447, 3.50%, 5/1/2032	457		464

FHLMC Gold Pools, 30 Year, Single Family

Pool # A30588, 6.00%, 7/1/2032	145		156

Pool # G01665, 5.50%, 3/1/2034	3,617		3,934

Pool # G05046, 5.00%, 11/1/2036	211		226

Pool # G03073, 5.50%, 7/1/2037	1,834		1,976

Pool # G04772, 7.00%, 8/1/2038	190		213

Pool # G05798, 5.50%, 1/1/2040	432		469

Pool # G08729, 4.50%, 9/1/2046	1,874		1,945

FHLMC Gold Pools, Other

Pool # T40143, 2.50%, 7/1/2028	2,067		2,021

Pool # U79019, 3.00%, 7/1/2028	359		359

Pool # G20027, 10.00%, 10/1/2030	203		213

Pool # G20028, 7.50%, 12/1/2036	4,529		4,945

FNMA

Pool # 116612, ARM, 3.62%, 3/1/2019 (f)	—	(g)	—	(g)

Pool # 326088, ARM, 4.45%, 5/1/2025 (f)	1		1

Pool # 325081, ARM, 5.10%, 10/1/2025 (f)	5		5

Pool # 409902, ARM, 4.08%, 6/1/2027 (f)	13		13

Pool # 52597, ARM, 2.64%, 7/1/2027 (f)	4		4

Pool # 725902, ARM, 4.39%, 9/1/2034 (f)	117		123

Pool # 810896, ARM, 4.15%, 1/1/2035 (f)	66		69

Pool # 865095, ARM, 5.15%, 10/1/2035 (f)	1,001		1,071

Pool # 848757, ARM, 4.25%, 12/1/2035 (f)	181		187

Pool # AD0295, ARM, 4.81%, 3/1/2036 (f)	1,291		1,373

Pool # 877009, ARM, 5.10%, 3/1/2036 (f)	1,642		1,758

Pool # 894571, ARM, 5.27%, 3/1/2036 (f)	1,377		1,474

Pool # 871502, ARM, 3.96%, 4/1/2036 (f)	55		56

Pool # 895687, ARM, 4.26%, 5/1/2036 (f)	211		220

Pool # 886952, ARM, 4.55%, 6/1/2036 (f)	3		3

Pool # 882099, ARM, 4.03%, 7/1/2036 (f)	233		245

Pool # 884722, ARM, 4.27%, 8/1/2036 (f)	345		361

Pool # 745858, ARM, 4.47%, 8/1/2036 (f)	132		138

Pool # 745762, ARM, 4.52%, 8/1/2036 (f)	1		1

Pool # 886558, ARM, 4.61%, 8/1/2036 (f)	249		263

Pool # 887714, ARM, 4.66%, 8/1/2036 (f)	221		233

Pool # 882241, ARM, 4.41%, 10/1/2036 (f)	232		243

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2019	J.P. MORGAN INCOME FUNDS	291

JPMorgan Short Duration Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2019 (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($000)		VALUE ($000)
Mortgage-Backed Securities — continued

Pool # 894271, ARM, 4.50%, 10/1/2036 (f)	192		202

Pool # AD0296, ARM, 4.43%, 12/1/2036 (f)	880		919

Pool # 870920, ARM, 4.54%, 12/1/2036 (f)	32		33

Pool # 905593, ARM, 4.61%, 12/1/2036 (f)	84		88

Pool # 905196, ARM, 4.92%, 12/1/2036 (f)	131		139

Pool # 920954, ARM, 4.19%, 1/1/2037 (f)	1,064		1,098

Pool # 888143, ARM, 4.65%, 1/1/2037 (f)	62		64

Pool # 913984, ARM, 4.37%, 2/1/2037 (f)	498		513

Pool # 910178, ARM, 4.79%, 3/1/2037 (f)	836		877

Pool # 936588, ARM, 3.77%, 4/1/2037 (f)	191		195

Pool # 888750, ARM, 4.31%, 4/1/2037 (f)	166		174

Pool # 944105, ARM, 3.99%, 7/1/2037 (f)	16		17

Pool # 948208, ARM, 4.10%, 7/1/2037 (f)	1,039		1,066

Pool # 888620, ARM, 4.50%, 7/1/2037 (f)	113		118

Pool # 950385, ARM, 3.79%, 8/1/2037 (f)	22		22

Pool # 950382, ARM, 3.95%, 8/1/2037 (f)	1,447		1,473

Pool # AD0081, ARM, 4.31%, 11/1/2037 (f)	586		613

Pool # 995108, ARM, 4.33%, 11/1/2037 (f)	1,184		1,239

Pool # 952182, ARM, 4.57%, 11/1/2037 (f)	372		390

Pool # 966911, ARM, 4.74%, 12/1/2037 (f)	198		207

Pool # 914219, ARM, 4.08%, 3/1/2047 (f)	266		274

FNMA, 10 Year, Single Family

Pool # MA2233, 2.50%, 4/1/2025	221		218

Pool # BM1023, 2.50%, 5/1/2026	274		271

FNMA, 15 Year, Single Family

Pool # 725352, 4.50%, 4/1/2019	1		1

Pool # 255227, 4.50%, 5/1/2019	2		2

Pool # 725793, 5.50%, 9/1/2019	8		8

Pool # 725993, 6.00%, 9/1/2019	—	(g)	—	(g)

Pool # 735439, 6.00%, 9/1/2019	9		9

Pool # 735208, 6.00%, 10/1/2019	5		5

Pool # 785595, 5.00%, 12/1/2019	10		11

Pool # 735370, 5.50%, 1/1/2020	2		2

Pool # 745014, 6.00%, 5/1/2020	3		3

Pool # 888601, 5.50%, 6/1/2020	42		42

Pool # 889265, 5.50%, 6/1/2020	—	(g)	—	(g)

Pool # 735742, 5.00%, 7/1/2020	23		24

INVESTMENTS	PRINCIPAL AMOUNT ($000)		VALUE ($000)

Pool # 995886, 6.00%, 4/1/2021	14		14

Pool # AD0452, 6.00%, 4/1/2021	106		107

Pool # 897937, 6.00%, 8/1/2021	331		339

Pool # 890129, 6.00%, 12/1/2021	161		164

Pool # 889094, 6.50%, 1/1/2023	348		363

Pool # 995286, 6.50%, 3/1/2023	23		23

Pool # AL0229, 5.50%, 9/1/2023	692		709

Pool # AA1035, 6.00%, 12/1/2023	119		121

Pool # AD0471, 5.50%, 1/1/2024	1,051		1,076

Pool # 995381, 6.00%, 1/1/2024	246		255

Pool # AE0081, 6.00%, 7/1/2024	957		998

Pool # 931730, 5.00%, 8/1/2024	262		273

Pool # AD0365, 5.50%, 9/1/2024	397		409

Pool # AD0662, 5.50%, 1/1/2025	2,061		2,136

Pool # AL2193, 5.50%, 7/1/2025	2,668		2,764

Pool # AJ5336, 3.00%, 11/1/2026	202		203

Pool # AK0971, 3.00%, 2/1/2027	195		195

Pool # AK7766, 2.50%, 3/1/2027	1,152		1,137

Pool # AO0800, 3.00%, 4/1/2027	251		252

Pool # AP7842, 3.00%, 9/1/2027	191		192

Pool # AL3439, 4.00%, 9/1/2027	195		201

Pool # AL2656, 2.50%, 10/1/2027	1,911		1,885

Pool # 890782, 2.00%, 5/1/2028	460		446

Pool # AU6018, 3.00%, 9/1/2028	479		479

Pool # AL6105, 4.00%, 12/1/2029	178		183

FNMA, 20 Year, Single Family

Pool # 252442, 6.50%, 5/1/2019	—	(g)	—	(g)

Pool # 252575, 6.00%, 7/1/2019	—	(g)	—	(g)

Pool # 252642, 6.50%, 8/1/2019	—	(g)	1

Pool # 535519, 7.00%, 8/1/2020	29		30

Pool # 253946, 7.00%, 8/1/2021	11		11

Pool # 254344, 6.50%, 6/1/2022	397		435

Pool # 745763, 6.50%, 3/1/2025	216		237

Pool # 256714, 5.50%, 5/1/2027	369		391

Pool # MA0214, 5.00%, 10/1/2029	2,025		2,134

Pool # AD5474, 5.00%, 5/1/2030 (h)	633		669

Pool # MA0534, 4.00%, 10/1/2030	278		286

Pool # AL4165, 4.50%, 1/1/2031	1,579		1,647

Pool # MA0804, 4.00%, 7/1/2031	273		282

Pool # MA0792, 4.50%, 7/1/2031	2,300		2,403

Pool # MA3894, 4.00%, 9/1/2031	407		420

Pool # 890653, 4.50%, 1/1/2032	1,051		1,097

Pool # AL1722, 4.50%, 4/1/2032	202		211

Pool # AL3190, 4.00%, 12/1/2032	957		986

Pool # AL5373, 4.50%, 5/1/2034	1,074		1,122

SEE NOTES TO FINANCIAL STATEMENTS.

292	J.P. MORGAN INCOME FUNDS	FEBRUARY 28, 2019

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Mortgage-Backed Securities — continued

FNMA, 30 Year, FHA/VA

Pool # 415460, 8.50%, 3/1/2027	8	8

Pool # 801357, 5.50%, 8/1/2034	83	88

FNMA, 30 Year, Single Family

Pool # 545334, 8.50%, 9/1/2021	1	1

Pool # 479469, 10.00%, 2/1/2024	1	1

Pool # 250511, 6.50%, 3/1/2026	3	4

Pool # 457268, 9.50%, 7/1/2028	4	4

Pool # 555889, 8.00%, 12/1/2030	29	31

Pool # 254548, 5.50%, 12/1/2032	1,990	2,136

Pool # 555458, 5.50%, 5/1/2033	3,209	3,501

Pool # AB0054, 4.50%, 12/1/2034	5,129	5,377

Pool # 735503, 6.00%, 4/1/2035	2,475	2,742

Pool # 889118, 5.50%, 4/1/2036	5,096	5,516

Pool # 889209, 5.00%, 5/1/2036	272	291

Pool # 745948, 6.50%, 10/1/2036	393	443

Pool # 889494, 5.50%, 1/1/2037	379	412

Pool # AD0249, 5.50%, 4/1/2037	3,519	3,794

Pool # 995024, 5.50%, 8/1/2037	552	599

Pool # 950302, 7.00%, 8/1/2037	754	880

Pool # 888890, 6.50%, 10/1/2037	1,141	1,286

Pool # 929005, 6.00%, 1/1/2038	662	722

Pool # 890268, 6.50%, 10/1/2038	2,004	2,269

Pool # 995149, 6.50%, 10/1/2038	1,221	1,384

Pool # AL7521, 5.00%, 6/1/2039	699	749

Pool # AC3237, 5.00%, 10/1/2039	317	339

Pool # AB2025, 5.00%, 1/1/2040	1,646	1,761

Pool # AD6431, 4.50%, 6/1/2040	428	450

FNMA, Other

Pool # 745321, 4.50%, 12/1/2019	13	13

Pool # AM8263, 2.42%, 4/1/2022	1,000	985

GNMA I, 15 Year, Single Family

Pool # 782933, 6.50%, 10/15/2023	341	355

Pool # 783929, 4.00%, 5/15/2026	288	295

GNMA I, 30 Year, Single Family

Pool # 293363, 9.50%, 7/15/2020	5	5

Pool # 780010, 9.50%, 3/15/2023	1	1

Pool # 403964, 9.00%, 9/15/2024	3	3

Pool # 780831, 9.50%, 12/15/2024	8	9

Pool # 780115, 8.50%, 4/15/2025	5	5

Pool # 780965, 9.50%, 12/15/2025	28	29

Pool # 423946, 9.00%, 10/15/2026	1	1

Pool # 687926, 6.50%, 9/15/2038	2,453	2,870

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

GNMA II

Pool # 8642, ARM, 3.75%, 5/20/2020 (f)	2	2

Pool # 8785, ARM, 3.62%, 5/20/2021 (f)	1	1

Pool # 8807, ARM, 3.75%, 7/20/2021 (f)	6	7

Pool # 8938, ARM, 3.38%, 3/20/2022 (f)	5	5

Pool # 8046, ARM, 3.75%, 9/20/2022 (f)	14	14

Pool # 8746, ARM, 4.12%, 11/20/2025 (f)	40	41

Pool # 8790, ARM, 3.38%, 1/20/2026 (f)	15	15

Pool # 80053, ARM, 3.38%, 3/20/2027 (f)	1	1

Pool # 80152, ARM, 3.38%, 1/20/2028 (f)	1	1

GNMA II, 15 Year, Single Family

Pool # 5136, 4.00%, 8/20/2026	181	186

Pool # 5277, 3.50%, 1/20/2027	557	566

GNMA II, 30 Year, Single Family

Pool # 1974, 8.50%, 3/20/2025	5	6

Pool # 1989, 8.50%, 4/20/2025	10	10

Pool # 2285, 8.00%, 9/20/2026	11	13

Pool # 2499, 8.00%, 10/20/2027	3	4

Pool # 2525, 8.00%, 12/20/2027	1	1

Pool # 2646, 7.50%, 9/20/2028	7	8

Pool # 4224, 7.00%, 8/20/2038	1,795	2,025

Pool # 4245, 6.00%, 9/20/2038	1,756	1,910

Pool # 4247, 7.00%, 9/20/2038	2,187	2,527

Total Mortgage-Backed Securities (Cost $147,113)		147,807

U.S. Government Agency Securities — 2.1%

FNMA 2.00%, 1/5/2022	33,500	32,973

Resolution Funding Corp. STRIPS 1.51%, 10/15/2019 (i)	32,690	32,164

Total U.S. Government Agency Securities (Cost $65,892)		65,137

Commercial Mortgage-Backed Securities — 0.1%

JP Morgan Chase Commercial Mortgage Securities Trust

Series 2006-LDP9, Class AMS, 5.34%, 5/15/2047	3,000	2,767

Series 2006-LDP9, Class AM, 5.37%, 5/15/2047	779	782

TIAA Seasoned Commercial Mortgage Trust Series 2007-C4, Class AJ, 5.48%, 8/15/2039 (f)	1,342	1,345

Total Commercial Mortgage-Backed Securities (Cost $5,179)		4,894

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2019	J.P. MORGAN INCOME FUNDS	293

JPMorgan Short Duration Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2019 (continued)

INVESTMENTS	SHARES (000)	VALUE ($000)
Short-Term Investments — 0.2%

Investment Companies — 0.2%

JPMorgan U.S. Government Money Market Fund Class Institutional Shares, 2.33% (j) (k) (Cost $5,286)	5,286	5,286

Investment of Cash Collateral from Securities Loaned — 0.0% (b)

JPMorgan U.S. Government Money Market Fund Class IM Shares, 2.37% (j) (k) (Cost $274)	274	274

Total Investments — 99.1% (Cost $3,143,922)		3,135,773
Other Assets Less Liabilities — 0.9%		28,423

NET ASSETS — 100.0%		3,164,196

Percentages indicated are based on net assets.

Abbreviations

ABS	Asset-backed securities
ARM	Adjustable Rate Mortgage. The interest rate shown is the rate in effect as of February 28, 2019.
CSMC	Credit Suisse Mortgage Trust
FHA	Federal Housing Administration
FHLMC	Federal Home Loan Mortgage Corp.
FNMA	Federal National Mortgage Association
GNMA	Government National Mortgage Association
HB	High Coupon Bonds (a.k.a. “IOettes”) represent the right to receive interest payments on an underlying pool of mortgages with similar features as those associated with IO securities. Unlike IO’s the owner also has a right to receive a very small portion of principal. The high interest rates result from taking interest payments from other classes in the Real Estate Mortgage Investment Conduit trust and allocating them to the small principal of the HB class.
ICE	Intercontinental Exchange
IF	Inverse Floaters represent securities that pay interest at a rate that increases (decreases) with a decline (incline) in a specified index. The interest rate shown is the rate in effect as of February 28, 2019. The rate may be subject to a cap and floor.
IO	Interest Only represents the right to receive the monthly interest payments on an underlying pool of mortgage loans. The principal amount shown represents the par value on the underlying pool. The yields on these securities are subject to accelerated principal paydowns as a result of prepayment or refinancing of the underlying pool of mortgage instruments. As a result, interest income may be reduced considerably.
LIBOR	London Interbank Offered Rate
PO	Principal Only represents the right to receive the principal portion only on an underlying pool of mortgage loans. The market value of these securities is extremely volatile in response to changes in market interest rates. As prepayments on the underlying mortgages of these securities increase, the yield on these securities increases.

REMIC	Real Estate Mortgage Investment Conduit
STRIPS	Separate Trading of Registered Interest and Principal of Securities. The STRIPS Program lets investors hold and trade individual interest and principal components of eligible notes and bonds as separate securities.
USD	United States Dollar
VA	Veterans Administration

(a)	Securities exempt from registration under Rule 144A or section 4 (a)(2), of the Securities Act of 1933, as amended.
(b)	Amount rounds to less than 0.1% of net assets.
(c)	Variable or floating rate security, linked to the referenced benchmark. The interest rate shown is the current rate as of February 28, 2019.
(d)	The security or a portion of this security is on loan at February 28, 2019. The total value of securities on loan at February 28, 2019 is approximately $264,000.
(e)	Step bond. Interest rate is a fixed rate for an initial period that either resets at a specific date or may reset in the future contingent upon a predetermined trigger. The interest rate shown is the current rate as of February 28, 2019.
(f)	Variable or floating rate security, the interest rate of which adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. The interest rate shown is the current rate as of February 28, 2019.
(g)	Amount rounds to less than one thousand.
(h)	All or a portion of the security is a when-issued security, delayed delivery security, or forward commitment.
(i)	The rate shown is the effective yield as of February 28, 2019.
(j)	Investment in affiliate. Fund is registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc.
(k)	The rate shown is the current yield as of February 28, 2019.
‡	Value determined using significant unobservable inputs.

SEE NOTES TO FINANCIAL STATEMENTS.

294	J.P. MORGAN INCOME FUNDS	FEBRUARY 28, 2019

JPMorgan Short Duration Core Plus Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2019

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Bonds — 33.9%

Aerospace & Defense — 0.5%

Arconic, Inc. 5.13%, 10/1/2024	130	129

Bombardier, Inc. (Canada) 6.00%, 10/15/2022 (a)	300	302

Rockwell Collins, Inc. 3.10%, 11/15/2021	100	99

TransDigm, Inc. 6.50%, 7/15/2024	125	126

United Technologies Corp.

3.10%, 6/1/2022	250	249

3.65%, 8/16/2023	365	370

		1,275

Air Freight & Logistics — 0.0% (b)

XPO Logistics, Inc.

6.50%, 6/15/2022 (a)	50	51

6.13%, 9/1/2023 (a)	83	83

		134

Airlines — 0.1%

Continental Airlines Pass-Through Trust Series 2012-2, Class A, 4.00%, 10/29/2024	75	75

United Continental Holdings, Inc. 5.00%, 2/1/2024	100	101

		176

Auto Components — 0.2%

American Axle & Manufacturing, Inc. 6.63%, 10/15/2022	375	384

Icahn Enterprises LP 6.25%, 2/1/2022	175	180

		564

Automobiles — 0.6%

BMW US Capital LLC (Germany) 3.10%, 4/12/2021 (a)	180	180

Daimler Finance North America LLC (Germany)

3.40%, 2/22/2022 (a)	540	539

3.35%, 2/22/2023 (a)	150	149

Volkswagen Group of America Finance LLC (Germany)

4.00%, 11/12/2021 (a)	255	258

4.25%, 11/13/2023 (a)	605	616

		1,742

Banks — 8.5%

ABN AMRO Bank NV (Netherlands)

2.45%, 6/4/2020 (a)	200	199

2.65%, 1/19/2021 (a)	200	198

3.40%, 8/27/2021 (a)	400	402

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Banks — continued

ANZ New Zealand Int’l Ltd. (New Zealand)

2.20%, 7/17/2020 (a)	200	199

2.75%, 1/22/2021 (a)	200	198

Australia & New Zealand Banking Group Ltd. (Australia) 2.13%, 8/19/2020	250	247

Bank of America Corp.

2.15%, 11/9/2020	200	197

(ICE LIBOR USD 3 Month + 0.66%), 2.37%, 7/21/2021 (c)	650	644

(ICE LIBOR USD 3 Month + 0.65%), 3.47%, 6/25/2022 (c)	215	215

2.50%, 10/21/2022	360	352

(ICE LIBOR USD 3 Month + 1.16%), 3.12%, 1/20/2023 (c)	320	318

(ICE LIBOR USD 3 Month + 0.79%), 3.00%, 12/20/2023 (c)	340	336

(ICE LIBOR USD 3 Month + 0.94%), 3.86%, 7/23/2024 (c)	240	244

Bank of Montreal (Canada)

2.35%, 9/11/2022	65	63

Series E, 3.30%, 2/5/2024	550	548

Bank of Nova Scotia (The) (Canada)

3.13%, 4/20/2021	160	161

3.40%, 2/11/2024	555	555

Banque Federative du Credit Mutuel SA (France) 2.70%, 7/20/2022 (a)	230	225

Capital One Bank USA NA 3.38%, 2/15/2023	500	493

Citibank NA (ICE LIBOR USD 3 Month + 0.53%), 3.16%, 2/19/2022 (c)	835	835

Citigroup, Inc.

(ICE LIBOR USD 3 Month + 0.72%), 3.14%, 1/24/2023 (c)	630	628

(ICE LIBOR USD 3 Month + 0.95%), 2.88%, 7/24/2023 (c)	930	916

(ICE LIBOR USD 3 Month + 1.02%), 4.04%, 6/1/2024 (c)	145	148

Citizens Bank NA 3.25%, 2/14/2022	525	525

Commonwealth Bank of Australia (Australia) 1.75%, 11/7/2019 (a)	400	397

Compass Bank 3.50%, 6/11/2021	250	250

Cooperatieve Rabobank UA (Netherlands) 3.88%, 9/26/2023 (a)	250	254

Credit Agricole SA (France)

2.75%, 6/10/2020 (a)	250	249

3.75%, 4/24/2023 (a)	500	498

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2019	J.P. MORGAN INCOME FUNDS	295

JPMorgan Short Duration Core Plus Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2019 (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Bonds — continued

Banks — continued

Danske Bank A/S (Denmark)

2.20%, 3/2/2020 (a)	285	282

5.00%, 1/12/2022 (a)	250	255

Discover Bank 3.10%, 6/4/2020	250	250

Fifth Third Bancorp

2.60%, 6/15/2022	100	98

3.65%, 1/25/2024	130	131

HSBC Bank plc (United Kingdom) 4.13%, 8/12/2020 (a)	380	385

HSBC Holdings plc (United Kingdom)

2.95%, 5/25/2021	200	199

(ICE LIBOR USD 3 Month + 0.65%), 3.43%, 9/11/2021 (c)	300	300

(ICE LIBOR USD 3 Month + 1.06%), 3.26%, 3/13/2023 (c)	200	198

HSBC USA, Inc. 2.75%, 8/7/2020	250	249

Huntington Bancshares, Inc. 2.30%, 1/14/2022	165	161

Huntington National Bank (The)

3.13%, 4/1/2022	400	400

2.50%, 8/7/2022	250	245

Lloyds Bank plc (United Kingdom) 3.30%, 5/7/2021	200	200

Mitsubishi UFJ Financial Group, Inc. (Japan)

(ICE LIBOR USD 3 Month + 0.65%), 3.41%, 7/26/2021 (c)	85	85

3.54%, 7/26/2021	145	146

3.22%, 3/7/2022	825	825

Mizuho Financial Group, Inc. (Japan) 2.63%, 4/12/2021 (a)	400	395

National Australia Bank Ltd. (Australia)

2.50%, 1/12/2021	500	495

3.70%, 11/4/2021	250	253

National Bank of Canada (Canada) 2.15%, 6/12/2020	250	247

Nordea Bank AB (Finland) 2.50%, 9/17/2020 (a)	200	199

PNC Financial Services Group, Inc. (The) 3.50%, 1/23/2024	120	121

Regions Financial Corp.

3.20%, 2/8/2021	100	100

3.80%, 8/14/2023	50	51

Royal Bank of Canada (Canada) 3.70%, 10/5/2023	140	142

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Banks — continued

Royal Bank of Scotland Group plc (United Kingdom)

(ICE LIBOR USD 3 Month + 1.48%), 3.50%, 5/15/2023 (c)	870	858

(ICE LIBOR USD 3 Month + 1.55%), 4.52%, 6/25/2024 (c)	200	201

Santander UK plc (United Kingdom)

2.13%, 11/3/2020	400	393

2.50%, 1/5/2021	385	381

3.40%, 6/1/2021	200	200

Skandinaviska Enskilda Banken AB (Sweden) 2.45%, 5/27/2020 (a)	200	199

Standard Chartered plc (United Kingdom) (ICE LIBOR USD 3 Month + 1.15%), 4.25%, 1/20/2023 (a) (c)	200	202

Sumitomo Mitsui Financial Group, Inc. (Japan)

2.93%, 3/9/2021	100	100

2.85%, 1/11/2022	830	821

2.78%, 10/18/2022	65	64

3.10%, 1/17/2023	75	74

SunTrust Bank (ICE LIBOR USD 3 Month + 0.59%), 3.50%, 8/2/2022 (c)	285	287

SunTrust Banks, Inc. 2.90%, 3/3/2021	200	200

Svenska Handelsbanken AB (Sweden)

5.13%, 3/30/2020 (a)	250	255

3.35%, 5/24/2021	250	252

UBS Group Funding Switzerland AG (Switzerland) (ICE LIBOR USD 3 Month + 0.95%), 2.86%, 8/15/2023 (a) (c)	600	587

Wells Fargo & Co.

3.07%, 1/24/2023	375	372

3.75%, 1/24/2024	260	265

Wells Fargo Bank NA (ICE LIBOR USD 3 Month + 0.49%), 3.33%, 7/23/2021 (c)	650	652

Westpac Banking Corp. (Australia) 2.60%, 11/23/2020	150	149

		23,418

Beverages — 0.3%

Anheuser-Busch InBev Worldwide, Inc. (Belgium) 4.15%, 1/23/2025	415	428

Constellation Brands, Inc.

2.70%, 5/9/2022	50	49

2.65%, 11/7/2022	65	63

Keurig Dr Pepper, Inc. 3.55%, 5/25/2021 (a)	270	272

Molson Coors Brewing Co. 2.10%, 7/15/2021	75	73

		885

SEE NOTES TO FINANCIAL STATEMENTS.

296	J.P. MORGAN INCOME FUNDS	FEBRUARY 28, 2019

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Bonds — continued

Biotechnology — 0.0% (b)

Celgene Corp. 2.75%, 2/15/2023	145	141

Building Products — 0.1%

Standard Industries, Inc. 6.00%, 10/15/2025 (a)	200	209

Capital Markets — 1.8%

Credit Suisse AG (Switzerland) 3.00%, 10/29/2021	250	249

Credit Suisse Group AG (Switzerland) 3.57%, 1/9/2023 (a)	250	248

(ICE LIBOR USD 3 Month + 1.24%), 4.21%, 6/12/2024 (a) (c)	250	251

Goldman Sachs Group, Inc. (The)

2.35%, 11/15/2021	670	656

3.00%, 4/26/2022	475	472

(ICE LIBOR USD 3 Month + 0.82%), 2.88%, 10/31/2022 (c)	310	305

(ICE LIBOR USD 3 Month + 1.05%), 2.91%, 6/5/2023 (c)	245	241

(ICE LIBOR USD 3 Month + 0.99%), 2.90%, 7/24/2023 (c)	190	186

ING Bank NV (Netherlands)

2.45%, 3/16/2020 (a)	200	199

2.70%, 8/17/2020 (a)	200	199

Macquarie Group Ltd. (Australia) (ICE LIBOR USD 3 Month + 1.02%), 3.19%, 11/28/2023 (a) (c)	505	492

Morgan Stanley

3.13%, 1/23/2023	375	372

(ICE LIBOR USD 3 Month + 0.85%), 3.74%, 4/24/2024 (c)	780	787

UBS AG (Switzerland) 2.45%, 12/1/2020 (a)	200	198

		4,855

Chemicals — 0.5%

Air Liquide Finance SA (France) 1.75%, 9/27/2021 (a)	200	193

CF Industries, Inc. 3.40%, 12/1/2021 (a)	185	184

Chemours Co. (The) 7.00%, 5/15/2025	400	417

Chevron Phillips Chemical Co. LLC

2.45%, 5/1/2020 (a)	200	198

3.30%, 5/1/2023 (a)	60	60

CVR Partners LP 9.25%, 6/15/2023 (a)	250	264

DowDuPont, Inc. 3.77%, 11/15/2020	120	121

		1,437

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Commercial Services & Supplies — 0.5%

ADT Security Corp. (The) 4.13%, 6/15/2023	315	309

Brambles USA, Inc. (Australia) 4.13%, 10/23/2025 (a)	240	241

Brink’s Co. (The) 4.63%, 10/15/2027 (a)	310	296

Garda World Security Corp. (Canada) 7.25%, 11/15/2021 (a)	175	175

Nielsen Finance LLC 5.00%, 4/15/2022 (a)	300	299

Pitney Bowes, Inc. 4.95%, 4/1/2023 (d)	130	122

		1,442

Communications Equipment — 0.0% (b)

Plantronics, Inc. 5.50%, 5/31/2023 (a)	65	65

Construction & Engineering — 0.1%

MasTec, Inc. 4.88%, 3/15/2023	250	251

Tutor Perini Corp. 6.88%, 5/1/2025 (a)	75	74

		325

Construction Materials — 0.0% (b)

Union Andina de Cementos SAA (Peru) 5.88%, 10/30/2021 (e)	71	72

Consumer Finance — 1.3%

AerCap Ireland Capital DAC (Ireland)

3.50%, 5/26/2022	415	409

3.30%, 1/23/2023	300	291

3.50%, 1/15/2025	155	146

American Express Co.

2.20%, 10/30/2020	550	543

3.40%, 2/27/2023	265	267

(ICE LIBOR USD 3 Month + 0.75%), 3.49%, 8/3/2023 (c)	35	35

3.70%, 8/3/2023	35	35

3.40%, 2/22/2024	540	541

Capital One Financial Corp. 2.50%, 5/12/2020	150	149

Caterpillar Financial Services Corp.

(ICE LIBOR USD 3 Month + 0.28%), 3.05%, 9/7/2021 (c)	100	100

3.45%, 5/15/2023	75	76

John Deere Capital Corp. (ICE LIBOR USD 3 Month + 0.26%), 3.03%, 9/10/2021 (c)	225	224

Springleaf Finance Corp.

7.75%, 10/1/2021	205	220

6.13%, 5/15/2022	570	592

		3,628

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2019	J.P. MORGAN INCOME FUNDS	297

JPMorgan Short Duration Core Plus Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2019 (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Bonds — continued

Containers & Packaging — 0.2%

OI European Group BV 4.00%, 3/15/2023 (a)	12	12

Reynolds Group Issuer, Inc.

5.75%, 10/15/2020	291	291

(ICE LIBOR USD 3 Month + 3.50%), 6.29%, 7/15/2021 (a) (c)	200	201

		504

Distributors — 0.1%

Global Partners LP 6.25%, 7/15/2022	200	196

Diversified Financial Services — 0.6%

AIG Global Funding 2.70%, 12/15/2021 (a)	748	730

Federation des Caisses Desjardins du Quebec (Canada) 2.25%, 10/30/2020 (a)	200	198

GTP Acquisition Partners I LLC 2.35%, 6/15/2020 (a)	600	592

National Rural Utilities Cooperative Finance Corp. 2.90%, 3/15/2021	100	100

		1,620

Diversified Telecommunication Services — 1.0%

AT&T, Inc.

3.80%, 3/15/2022	150	153

3.40%, 5/15/2025	420	409

CCO Holdings LLC 5.88%, 4/1/2024 (a)	500	521

CenturyLink, Inc.

Series V, 5.63%, 4/1/2020	130	132

Series S, 6.45%, 6/15/2021	50	52

Series T, 5.80%, 3/15/2022	50	51

Series W, 6.75%, 12/1/2023	45	47

Series Y, 7.50%, 4/1/2024	250	264

Cincinnati Bell, Inc. 7.00%, 7/15/2024 (a)	270	244

Deutsche Telekom International Finance BV (Germany) 2.23%, 1/17/2020 (a)	150	149

DKT Finance ApS (Denmark) 9.38%, 6/17/2023 (a)	200	214

Level 3 Financing, Inc.

5.63%, 2/1/2023	210	211

5.38%, 5/1/2025	80	80

Verizon Communications, Inc. (ICE LIBOR USD 3 Month + 1.10%), 3.78%, 5/15/2025 (c)	115	115

		2,642

Electric Utilities — 2.0%

American Electric Power Co., Inc. Series I, 3.65%, 12/1/2021	145	147

American Transmission Systems, Inc. 5.25%, 1/15/2022 (a)	200	210

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Electric Utilities — continued

Ausgrid Finance Pty. Ltd. (Australia) 3.85%, 5/1/2023 (a)	487	489

Duke Energy Corp. 1.80%, 9/1/2021	850	823

Duke Energy Florida LLC 3.10%, 8/15/2021	100	100

Emera US Finance LP (Canada) 2.70%, 6/15/2021	575	564

Enel Finance International NV (Italy)

2.88%, 5/25/2022 (a)	200	194

4.25%, 9/14/2023 (a)	610	614

Eversource Energy Series K, 2.75%, 3/15/2022	150	148

Exelon Corp. 3.50%, 6/1/2022 (d)	375	372

Fortis, Inc. (Canada) 2.10%, 10/4/2021	380	367

Indiana Michigan Power Co. Series J, 3.20%, 3/15/2023	20	20

ITC Holdings Corp. 2.70%, 11/15/2022	305	296

Jersey Central Power & Light Co. 4.30%, 1/15/2026 (a)	230	235

LG&E & KU Energy LLC 3.75%, 11/15/2020	122	123

PNM Resources, Inc. 3.25%, 3/9/2021	69	69

PPL Capital Funding, Inc. 3.50%, 12/1/2022	100	99

Southern California Edison Co.

Series B, 2.40%, 2/1/2022	100	96

Series D, 3.40%, 6/1/2023	70	69

Terraform Global Operating LLC 6.13%, 3/1/2026 (a)	337	324

Xcel Energy, Inc. 4.70%, 5/15/2020	150	152

		5,511

Energy Equipment & Services — 0.5%

Baker Hughes a GE Co. LLC 2.77%, 12/15/2022	470	463

Nabors Industries, Inc. 4.63%, 9/15/2021	275	269

Noble Holding International Ltd. 7.88%, 2/1/2026 (a)	100	93

Schlumberger Holdings Corp.

3.63%, 12/21/2022 (a)	75	76

3.75%, 5/1/2024 (a)	220	221

Transocean Guardian Ltd. 5.88%, 1/15/2024 (a)	38	38

Transocean Pontus Ltd. 6.13%, 8/1/2025 (a)	88	89

Transocean Proteus Ltd. 6.25%, 12/1/2024 (a)	240	245

		1,494

Entertainment — 0.2%

AMC Entertainment Holdings, Inc. 5.88%, 2/15/2022	285	288

Carmike Cinemas, Inc. 6.00%, 6/15/2023 (a)	195	199

		487

SEE NOTES TO FINANCIAL STATEMENTS.

298	J.P. MORGAN INCOME FUNDS	FEBRUARY 28, 2019

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Bonds — continued

Equity Real Estate Investment Trusts (REITs) — 0.6%

American Tower Corp.

5.90%, 11/1/2021	75	80

3.50%, 1/31/2023	305	305

3.00%, 6/15/2023	110	107

Crown Castle International Corp. 4.88%, 4/15/2022	100	104

HCP, Inc. 4.00%, 12/1/2022	75	76

Iron Mountain, Inc. 5.75%, 8/15/2024	65	65

Ventas Realty LP

4.25%, 3/1/2022	147	151

3.50%, 4/15/2024	710	707

Welltower, Inc. 4.95%, 1/15/2021	150	154

		1,749

Food & Staples Retailing — 0.3%

Safeway, Inc. 3.95%, 8/15/2020	475	470

Seven & i Holdings Co. Ltd. (Japan) 3.35%, 9/17/2021 (a)	408	411

		881

Food Products — 0.9%

Bunge Ltd. Finance Corp. 3.00%, 9/25/2022	100	97

Campbell Soup Co. 3.65%, 3/15/2023	1,310	1,301

Cargill, Inc.

3.05%, 4/19/2021 (a)	105	105

3.25%, 3/1/2023 (a)	20	20

Conagra Brands, Inc. 3.80%, 10/22/2021	195	197

JBS USA LUX SA 5.88%, 7/15/2024 (a)	350	360

McCormick & Co., Inc. 2.70%, 8/15/2022	50	49

Pilgrim’s Pride Corp. 5.75%, 3/15/2025 (a)	400	400

		2,529

Health Care Equipment & Supplies — 0.1%

Becton Dickinson and Co.

(ICE LIBOR USD 3 Month + 0.88%), 3.68%, 12/29/2020 (c)	149	149

2.89%, 6/6/2022	150	148

Zimmer Biomet Holdings, Inc. 3.70%, 3/19/2023	20	20

		317

Health Care Providers & Services — 1.1%

Aetna, Inc.

2.75%, 11/15/2022	223	218

2.80%, 6/15/2023	60	58

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Health Care Providers & Services — continued

Anthem, Inc.

2.95%, 12/1/2022	75	75

3.30%, 1/15/2023	160	160

Cigna Corp.

3.20%, 9/17/2020 (a)	255	255

3.40%, 9/17/2021 (a)	62	63

Community Health Systems, Inc. 5.13%, 8/1/2021	50	49

CVS Health Corp.

3.70%, 3/9/2023	700	704

4.10%, 3/25/2025	68	69

DaVita, Inc.

5.75%, 8/15/2022	100	102

5.13%, 7/15/2024	75	74

HCA, Inc. 5.38%, 2/1/2025	200	208

MPH Acquisition Holdings LLC 7.13%, 6/1/2024 (a)	525	523

Tenet Healthcare Corp.

4.38%, 10/1/2021	350	354

8.13%, 4/1/2022	75	80

		2,992

Hotels, Restaurants & Leisure — 0.8%

Boyd Gaming Corp. 6.88%, 5/15/2023	200	209

Downstream Development Authority of the Quapaw Tribe of Oklahoma 10.50%, 2/15/2023 (a)	271	276

Eldorado Resorts, Inc.

7.00%, 8/1/2023	100	105

6.00%, 9/15/2026 (a)	425	432

Enterprise Development Authority (The) 12.00%, 7/15/2024 (a)	65	65

Jack Ohio Finance LLC 6.75%, 11/15/2021 (a)	250	258

Scientific Games International, Inc. 5.00%, 10/15/2025 (a)	569	551

Wyndham Destinations, Inc. 3.90%, 3/1/2023	285	277

		2,173

Household Durables — 0.2%

Lennar Corp.

4.88%, 12/15/2023	150	152

5.25%, 6/1/2026	75	76

Tempur Sealy International, Inc. 5.63%, 10/15/2023	250	252

		480

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2019	J.P. MORGAN INCOME FUNDS	299

JPMorgan Short Duration Core Plus Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2019 (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Bonds — continued

Household Products — 0.2%

Reckitt Benckiser Treasury Services plc (United Kingdom) 2.38%, 6/24/2022 (a)	400	388

Spectrum Brands, Inc. 5.75%, 7/15/2025	250	245

		633

Independent Power and Renewable Electricity Producers — 0.4%

Calpine Corp. 6.00%, 1/15/2022 (a)	400	405

Exelon Generation Co. LLC

2.95%, 1/15/2020	300	300

3.40%, 3/15/2022	380	380

		1,085

Insurance — 1.2%

Athene Global Funding 3.00%, 7/1/2022 (a)	165	163

Fidelity & Guaranty Life Holdings, Inc. 5.50%, 5/1/2025 (a)	223	219

Jackson National Life Global Funding

2.25%, 4/29/2021 (a)	115	113

3.30%, 6/11/2021 (a)	250	251

3.30%, 2/1/2022 (a)	970	974

MassMutual Global Funding II 2.35%, 4/9/2019 (a)	285	285

Metropolitan Life Global Funding I

2.65%, 4/8/2022 (a)	200	197

3.00%, 1/10/2023 (a)	100	100

Pricoa Global Funding I 3.45%, 9/1/2023 (a)	150	152

Protective Life Global Funding

2.16%, 9/25/2020 (a)	150	148

(ICE LIBOR USD 3 Month + 0.52%), 3.33%, 6/28/2021 (a) (c)	150	149

Reliance Standard Life Global Funding II

2.50%, 4/24/2019 (a)	295	295

3.85%, 9/19/2023 (a)	45	45

Suncorp-Metway Ltd. (Australia) 2.38%, 11/9/2020 (a)	105	104

		3,195

IT Services — 0.2%

Alliance Data Systems Corp. 5.88%, 11/1/2021 (a)	450	458

Machinery — 0.2%

Briggs & Stratton Corp. 6.88%, 12/15/2020	155	159

Colfax Corp.

6.00%, 2/15/2024 (a)	53	55

6.38%, 2/15/2026 (a)	9	9

Novelis Corp. 6.25%, 8/15/2024 (a)	20	20

Tennant Co. 5.63%, 5/1/2025	250	249

		492

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Media — 1.1%

Charter Communications Operating LLC 4.50%, 2/1/2024	110	113

Clear Channel Worldwide Holdings, Inc.

Series B, 6.50%, 11/15/2022	250	256

9.25%, 2/15/2024 (a)	146	153

Comcast Corp.

3.00%, 2/1/2024	210	208

3.60%, 3/1/2024	40	41

3.70%, 4/15/2024	145	148

CSC Holdings LLC

5.13%, 12/15/2021 (a)	200	201

5.25%, 6/1/2024	260	260

5.38%, 2/1/2028 (a)	200	196

DISH DBS Corp.

7.88%, 9/1/2019	100	102

5.13%, 5/1/2020	100	101

5.00%, 3/15/2023	250	221

Fox Corp.

3.67%, 1/25/2022 (a)	45	45

4.03%, 1/25/2024 (a)	46	47

Interpublic Group of Cos., Inc. (The)

3.50%, 10/1/2020	65	65

3.75%, 10/1/2021	90	91

Sirius XM Radio, Inc. 5.38%, 7/15/2026 (a)	80	80

TEGNA, Inc.

4.88%, 9/15/2021 (a)	200	201

5.50%, 9/15/2024 (a)	500	495

		3,024

Metals & Mining — 0.3%

AK Steel Corp. 7.63%, 10/1/2021	200	201

Allegheny Technologies, Inc. 5.95%, 1/15/2021	20	21

Cleveland-Cliffs, Inc. 5.75%, 3/1/2025	200	196

Commercial Metals Co. 4.88%, 5/15/2023	75	73

FMG Resources August 2006 Pty. Ltd. (Australia)

4.75%, 5/15/2022 (a)	215	215

		706

Multi-Utilities — 0.7%

Ameren Corp. 2.70%, 11/15/2020	573	568

Berkshire Hathaway Energy Co. 2.40%, 2/1/2020	100	100

CenterPoint Energy, Inc. 3.60%, 11/1/2021	395	398

CMS Energy Corp. 5.05%, 3/15/2022	100	104

NiSource, Inc. 2.65%, 11/17/2022	10	10

SEE NOTES TO FINANCIAL STATEMENTS.

300	J.P. MORGAN INCOME FUNDS	FEBRUARY 28, 2019

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Bonds — continued

Multi-Utilities — continued

Public Service Enterprise Group, Inc. 2.65%, 11/15/2022	75	73

Sempra Energy

2.40%, 3/15/2020	350	347

(ICE LIBOR USD 3 Month + 0.45%), 3.24%, 3/15/2021 (c)	195	193

2.90%, 2/1/2023	40	39

WEC Energy Group, Inc. 3.38%, 6/15/2021	100	100

		1,932

Oil, Gas & Consumable Fuels — 1.8%

Boardwalk Pipelines LP 4.95%, 12/15/2024	50	51

BP Capital Markets America, Inc.

2.52%, 9/19/2022	300	295

2.75%, 5/10/2023	110	108

Buckeye Partners LP

4.35%, 10/15/2024	50	50

4.13%, 12/1/2027	455	416

California Resources Corp. 8.00%, 12/15/2022 (a)	150	120

Canadian Natural Resources Ltd. (Canada) 2.95%, 1/15/2023	340	333

Chesapeake Energy Corp. 6.63%, 8/15/2020	5	5

Delek Logistics Partners LP 6.75%, 5/15/2025	200	192

Enbridge, Inc. (Canada) 2.90%, 7/15/2022	75	74

Energy Transfer Operating LP 5.20%, 2/1/2022	265	276

EnLink Midstream Partners LP 2.70%, 4/1/2019	245	245

EP Energy LLC 7.75%, 5/15/2026 (a)	145	128

EQT Corp. 2.50%, 10/1/2020	125	123

Martin Midstream Partners LP 7.25%, 2/15/2021	150	146

MPLX LP 4.88%, 12/1/2024	50	52

Oasis Petroleum, Inc. 6.88%, 1/15/2023	125	124

PBF Logistics LP 6.88%, 5/15/2023	200	204

Peabody Energy Corp. 6.00%, 3/31/2022 (a)	60	60

Petroleum Co. of Trinidad & Tobago Ltd. (Trinidad and Tobago) 9.75%, 8/14/2019 (e)	550	539

QEP Resources, Inc. 5.25%, 5/1/2023	150	144

SemGroup Corp. 5.63%, 7/15/2022	200	195

Summit Midstream Holdings LLC 5.50%, 8/15/2022	200	199

Sunoco Logistics Partners Operations LP

4.65%, 2/15/2022	150	155

4.25%, 4/1/2024	95	96

Sunoco LP 5.50%, 2/15/2026	65	65

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Oil, Gas & Consumable Fuels — continued

TerraForm Power Operating LLC 4.25%, 1/31/2023 (a)	149	148

Ultra Resources, Inc. 9.00%, 7/12/2024	180	116

W&T Offshore, Inc. 9.75%, 11/1/2023 (a)	122	121

Williams Cos., Inc. (The) 4.50%, 11/15/2023	100	103

		4,883

Paper & Forest Products — 0.0% (b)

Clearwater Paper Corp. 4.50%, 2/1/2023	150	142

Pharmaceuticals — 1.3%

Allergan Funding SCS 3.45%, 3/15/2022	300	299

Bausch Health Cos., Inc.

5.63%, 12/1/2021 (a)	200	200

5.88%, 5/15/2023 (a)	300	299

5.50%, 11/1/2025 (a)	225	227

Bayer US Finance II LLC (Germany) 3.50%, 6/25/2021 (a)	400	399

Elanco Animal Health, Inc. 3.91%, 8/27/2021 (a)	75	76

EMD Finance LLC (Germany)

2.40%, 3/19/2020 (a)	150	149

2.95%, 3/19/2022 (a)	150	148

Mylan NV 2.50%, 6/7/2019	110	110

Shire Acquisitions Investments Ireland DAC

2.40%, 9/23/2021	1,100	1,075

2.88%, 9/23/2023	155	149

Zoetis, Inc.

(ICE LIBOR USD 3 Month + 0.44%), 3.08%, 8/20/2021 (c)	185	183

3.25%, 8/20/2021	240	240

		3,554

Road & Rail — 0.5%

Hertz Corp. (The) 7.38%, 1/15/2021	285	285

JB Hunt Transport Services, Inc. 3.88%, 3/1/2026	550	548

Park Aerospace Holdings Ltd. (Ireland) 5.25%, 8/15/2022 (a)	570	584

Ryder System, Inc. 3.50%, 6/1/2021	15	15

		1,432

Semiconductors & Semiconductor Equipment — 0.0% (b)

Analog Devices, Inc. 2.50%, 12/5/2021	75	74

QUALCOMM, Inc. 2.90%, 5/20/2024	50	48

		122

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2019	J.P. MORGAN INCOME FUNDS	301

JPMorgan Short Duration Core Plus Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2019 (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Bonds — continued

Specialty Retail — 0.1%

Group 1 Automotive, Inc. 5.25%, 12/15/2023 (a)	200	200

Technology Hardware, Storage & Peripherals — 0.3%

EMC Corp. 3.38%, 6/1/2023	500	480

Western Digital Corp. 4.75%, 2/15/2026	200	189

Xerox Corp. 3.62%, 3/15/2023 (d)	65	64

		733

Thrifts & Mortgage Finance — 0.7%

BPCE SA (France)

2.65%, 2/3/2021	500	495

2.75%, 1/11/2023 (a)	420	408

(ICE LIBOR USD 3 Month + 1.24%), 4.02%, 9/12/2023 (a) (c)	250	248

Ladder Capital Finance Holdings LLLP 5.25%, 3/15/2022 (a)	210	213

Nationstar Mortgage LLC 6.50%, 7/1/2021	525	527

		1,891

Tobacco — 0.7%

Altria Group, Inc.

2.85%, 8/9/2022	175	172

2.95%, 5/2/2023	100	98

BAT Capital Corp. (United Kingdom) 2.76%, 8/15/2022	720	700

Imperial Brands Finance plc (United Kingdom)

2.95%, 7/21/2020 (a)	200	199

3.75%, 7/21/2022 (a)	200	200

Philip Morris International, Inc.

2.38%, 8/17/2022	425	414

2.50%, 8/22/2022	80	78

Reynolds American, Inc. (United Kingdom) 4.00%, 6/12/2022	150	152

		2,013

Trading Companies & Distributors — 0.7%

Ahern Rentals, Inc. 7.38%, 5/15/2023 (a)	65	60

Air Lease Corp.

2.50%, 3/1/2021	160	157

3.75%, 2/1/2022	419	420

2.63%, 7/1/2022	635	611

3.00%, 9/15/2023	515	494

United Rentals North America, Inc. 6.50%, 12/15/2026	260	271

		2,013

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Wireless Telecommunication Services — 0.4%

Sprint Communications, Inc. 6.00%, 11/15/2022	175	177

Sprint Corp.

7.25%, 9/15/2021	250	264

7.63%, 3/1/2026	280	291

T-Mobile US, Inc. 4.50%, 2/1/2026 ‡	78	—

T-Mobile USA, Inc.

6.50%, 1/15/2024 ‡	100	—

4.50%, 2/1/2026	78	77

4.75%, 2/1/2028	156	75

Vodafone Group plc (United Kingdom)

3.75%, 1/16/2024	75	75

4.13%, 5/30/2025	45	45

		1,004

Total Corporate Bonds (Cost $92,894)		93,455

U.S. Treasury Obligations — 26.8%

U.S. Treasury Inflation Indexed Notes

0.13%, 4/15/2019	1,020	1,094

0.13%, 1/15/2023	8,000	8,536

U.S. Treasury Notes

2.50%, 1/31/2021	620	620

2.50%, 2/28/2021	175	175

2.38%, 4/15/2021	426	425

2.63%, 5/15/2021	4,285	4,294

2.63%, 6/15/2021	7,495	7,513

2.63%, 7/15/2021	6,160	6,176

2.75%, 8/15/2021	4,775	4,802

2.75%, 9/15/2021	7,825	7,871

2.88%, 10/15/2021	6,640	6,700

2.88%, 11/15/2021	9,150	9,236

2.63%, 12/15/2021	3,665	3,678

2.50%, 1/15/2022	10,603	10,601

2.50%, 2/15/2022	1,300	1,300

2.50%, 1/31/2024	175	175

2.38%, 2/29/2024	565	561

Total U.S. Treasury Obligations (Cost $73,358)		73,757

Collateralized Mortgage Obligations — 13.4%

Alternative Loan Trust

Series 2004-25CB, Class A1, 6.00%, 12/25/2034	326	324

Series 2005-80CB, Class 5A1, 6.00%, 2/25/2036	313	313

SEE NOTES TO FINANCIAL STATEMENTS.

302	J.P. MORGAN INCOME FUNDS	FEBRUARY 28, 2019

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Collateralized Mortgage Obligations — continued

Angel Oak Mortgage Trust I LLC Series 2018-2, Class A1, 3.67%, 7/27/2048 (a) (f)	420	420

Arroyo Mortgage Trust Series 2019-1, Class A1, 3.80%, 1/25/2049 (a) (f)	400	400

CHL Mortgage Pass-Through Trust

Series 2005-J2, Class 3A8, 5.50%, 8/25/2035	1,014	881

Series 2006-HYB2, Class 2A1B, 4.19%, 4/20/2036 (f)	244	224

Civic Mortgage LLC Series 2018-2, Class A1, 4.35%, 11/25/2022 (a) (d)	386	386

COLT Mortgage Loan Trust

Series 2018-4, Class A1, 4.01%, 12/28/2048 (a) (f)	949	952

Series 2019-1, Class A1, 3.71%, 3/25/2049 (a) (f)	297	297

FHLMC REMIC

Series 3558, Class G, 4.00%, 8/15/2024	347	353

Series 4533, Class KA, 3.00%, 11/15/2026	609	612

Series 3703, Class DY, 4.00%, 8/15/2030	300	310

Series 4120, Class JS, IF, IO, 3.71%, 10/15/2032 (f)	957	133

Series 3036, Class NE, 5.00%, 9/15/2035	264	283

Series 3294, Class NE, 5.50%, 3/15/2037	437	480

Series 4284, Class EJ, 3.00%, 10/15/2038	272	271

Series 3820, Class GJ, 3.50%, 12/15/2039	180	182

Series 3904, Class EC, 2.00%, 8/15/2040	113	112

Series 3877, Class BG, 3.00%, 11/15/2040	564	565

Series 4012, Class JD, 1.75%, 12/15/2040	235	232

Series 4091, Class TA, 3.00%, 5/15/2041	180	181

Series 4048, Class CA, 2.00%, 9/15/2041	511	499

Series 4537, Class HA, 3.50%, 9/15/2041	198	200

Series 4454, Class B, 3.00%, 10/15/2041	97	96

Series 4467, Class DA, 3.00%, 11/15/2041	373	372

Series 4183, Class PA, 3.50%, 1/15/2043	948	960

Series 4239, Class LD, 3.00%, 8/15/2043	173	172

Series 4480, Class QA, 3.00%, 11/15/2043	214	214

Series 4711, Class HA, 3.00%, 12/15/2043	142	141

Series 4623, Class EB, 2.50%, 12/15/2044	409	398

Series 4681, Class SD, IF, IO, 3.66%, 5/15/2047 (f)	945	167

FHLMC STRIPS Series 306, Class 250, 2.50%, 5/15/2028	220	218

FHLMC Structured Agency Credit Risk Debt Notes

Series 2017-DNA3, Class M1, 3.24%, 3/25/2030 (f)	227	226

Series 2017-DNA3, Class M2, 4.99%, 3/25/2030 (f)	250	258

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Series 2018-HQA1, Class M2, 4.79%, 9/25/2030 (f)	400	400

FNMA REMIC

Series 2013-40, Class VA, 3.50%, 5/25/2026	1,149	1,167

Series 2014-3, Class AM, 2.50%, 1/25/2032	2,655	2,622

Series 2013-55, Class AI, IO, 3.00%, 6/25/2033	2,679	333

Series 2015-80, Class CA, 3.00%, 4/25/2040	839	836

Series 2014-84, Class KA, 3.00%, 11/25/2040	909	910

Series 2016-11, Class LA, 3.50%, 5/25/2042	2,919	2,954

Series 2015-55, Class QA, 3.50%, 10/25/2042	375	377

Series 2018-18, Class P, 3.50%, 4/25/2043	1,830	1,858

Series 2015-2, Class PA, 2.25%, 3/25/2044	246	240

Series 2016-63, Class JA, 2.50%, 12/25/2044	489	485

Series 2017-14, Class DA, 3.00%, 2/25/2045	1,295	1,281

Series 2015-54, Class FA, 2.84%, 7/25/2045 (f)	148	147

Series 2016-40, Class FA, 3.14%, 7/25/2046 (f)	43	44

Series 2017-13, Class AS, IF, IO, 3.56%, 2/25/2047 (f)	960	179

Series 2017-47, Class ST, IF, IO, 3.61%, 6/25/2047 (f)	905	177

Series 2017-69, Class SH, IF, IO, 3.71%, 9/25/2047 (f)	975	184

Series 2018-27, Class SE, IF, IO, 3.71%, 5/25/2048 (f)	1,858	348

Series 2017-46, Class LB, 3.50%, 12/25/2052	797	806

Series 2017-49, Class JA, 4.00%, 7/25/2053	2,775	2,846

Series 2017-96, Class KA, 3.00%, 1/25/2055	840	837

GNMA

Series 2013-180, Class VM, 3.00%, 8/16/2036	1,000	994

Series 2010-101, Class LE, 3.00%, 8/20/2039	215	215

Series 2010-166, Class SD, IF, IO, 3.54%, 12/20/2040 (f)	1,524	259

Series 2012-39, Class MI, IO, 4.00%, 3/16/2042	603	132

Series 2016-108, Class SM, IF, IO, 3.62%, 8/20/2046 (f)	1,694	306

Series 2016-146, Class NS, IF, IO, 3.62%, 10/20/2046 (f)	2,192	451

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2019	J.P. MORGAN INCOME FUNDS	303

JPMorgan Short Duration Core Plus Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2019 (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Collateralized Mortgage Obligations — continued

Series 2017-117, Class SB, IF, IO, 3.72%, 8/20/2047 (f)	1,325	265

Series 2017-155, Class KS, IF, IO, 3.72%, 10/20/2047 (f)	2,286	386

Series 2017-180, Class SD, IF, IO, 3.72%, 12/20/2047 (f)	2,340	402

Series 2018-36, Class SG, IF, IO, 3.72%, 3/20/2048 (f)	1,880	346

LSTAR Securities Investment Ltd. (Cayman Islands) Series 2017-7, Class A, 4.26%, 10/1/2022 (a) (f)	19	19

New Residential Mortgage Loan Trust

Series 2018-NQM1, Class A1, 3.99%, 11/25/2048 (a) (f)	943	950

Series 2019-NQM1, Class A1, 3.67%, 1/25/2049 (a) (f)	691	688

RALI Trust Series 2003-QS12, Class A4, 3.35%, 6/25/2018	18	18

Verus Securitization Trust Series 2019-1, Class A1, 3.84%, 2/25/2059 (a) (f)	530	530

WaMu Mortgage Pass-Through Certificates Trust Series 2005-AR5, Class A6, 3.91%, 5/25/2035 (f)	222	225

Total Collateralized Mortgage Obligations (Cost $37,031)		37,049

Commercial Mortgage-Backed Securities — 9.3%

Ashford Hospitality Trust Series 2018-KEYS, Class B, 3.79%, 5/15/2035 ‡ (a) (f)	600	600

BHMS ATLS Series 2018-ATLS, Class A, 3.74%, 7/15/2035 (a) (f)	500	499

BX Commercial Mortgage Trust Series 2018-IND, Class E, 4.19%, 11/15/2035 ‡ (a) (f)	343	344

BXMT Ltd.

Series 2017-FL1, Class B, 3.99%, 6/15/2035 ‡ (a) (f)	500	499

Series 2017-FL1, Class D, 5.19%, 6/15/2035 ‡ (a) (f)	300	300

CGDBB Commercial Mortgage Trust Series 2017-BIOC, Class C, 3.54%, 7/15/2032 ‡ (a) (f)	400	397

Citigroup Commercial Mortgage Trust Series 2019-SMRT, Class D, 4.74%, 1/10/2024 (a) (f)	400	410

Cold Storage Trust Series 2017-ICE3, Class A, 3.49%, 4/15/2036 (a) (f)	700	698

Commercial Mortgage Trust Series 2015-CR23, Class CME, 3.68%, 5/10/2048 (a) (f)	477	473

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Core Industrial Trust

Series 2015-CALW, Class B, 3.25%, 2/10/2034 ‡ (a)	200	200

Series 2015-TEXW, Class B, 3.33%, 2/10/2034 ‡ (a)	200	200

CSMC Trust Series 2015-GLPB, Class C, 3.81%, 11/15/2034 ‡ (a) (f)	200	202

DBGS Mortgage Trust Series 2018-5BP, Class D, 3.84%, 6/15/2033 ‡ (a) (f)	300	295

DBUBS Mortgage Trust Series 2011-LC1A, Class C, 5.70%, 11/10/2046 (a) (f)	245	256

FHLMC Multifamily Structured Pass-Through Certificates

Series K018, Class X1, IO, 1.35%, 1/25/2022 (f)	5,724	176

Series K721, Class X3, IO, 1.30%, 9/25/2022 (f)	6,071	257

Series K027, Class X1, IO, 0.78%, 1/25/2023 (f)	10,970	273

Series K033, Class X1, IO, 0.30%, 7/25/2023 (f)	53,005	653

Series KC03, Class X1, IO, 11/25/2024 (f)	19,000	493

Series K084, Class A1, 3.78%, 8/25/2028	1,294	1,340

Series K087, Class X3, IO, 2.32%, 4/25/2029	2,750	491

Series K723, Class X3, IO, 1.92%, 10/25/2034 (f)	7,410	581

Series K025, Class X3, IO, 1.75%, 11/25/2040 (f)	3,360	202

Series K042, Class X3, IO, 1.60%, 1/25/2043 (f)	6,375	508

Series K054, Class X3, IO, 1.60%, 4/25/2043 (f)	3,700	345

Series K068, Class X3, IO, 2.06%, 10/25/2044 (f)	3,368	472

Series K059, Class X3, IO, 1.92%, 11/25/2044 (f)	5,700	696

Series K061, Class X3, IO, 1.97%, 12/25/2044 (f)	2,775	355

Series K070, Class X3, IO, 2.04%, 12/25/2044 (f)	2,537	356

Series K072, Class X3, IO, 2.14%, 12/25/2045 (f)	1,200	181

Series K078, Class X1, IO, 0.09%, 6/25/2051 (f)	49,970	533

FREMF Series 2018-KF46, Class B, 4.46%, 3/25/2028 (a) (f)	500	496

SEE NOTES TO FINANCIAL STATEMENTS.

304	J.P. MORGAN INCOME FUNDS	FEBRUARY 28, 2019

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Commercial Mortgage-Backed Securities — continued

FREMF Mortgage Trust

Series 2017-KF36, Class B, 5.16%, 8/25/2024 (a) (f)	291	293

Series 2017-KF38, Class B, 5.01%, 9/25/2024 (a) (f)	244	245

Series 2017-KF39, Class B, 5.01%, 11/25/2024 (a) (f)	246	247

Series 2018-KF42, Class B, 4.71%, 12/25/2024 (a) (f)	295	298

Series 2010-K8, Class B, 5.28%, 9/25/2043 (a) (f)	1,050	1,076

Series 2011-K15, Class B, 4.95%, 8/25/2044 (a) (f)	135	140

Series 2012-K17, Class B, 4.34%, 12/25/2044 (a) (f)	280	289

Series 2012-K18, Class B, 4.26%, 1/25/2045 (a) (f)	385	396

Series 2012-K709, Class B, 3.70%, 4/25/2045 (a) (f)	325	325

Series 2012-K19, Class B, 4.03%, 5/25/2045 (a) (f)	300	308

Series 2012-K21, Class B, 3.94%, 7/25/2045 (a) (f)	530	542

Series 2012-K22, Class B, 3.69%, 8/25/2045 (a) (f)	190	193

Series 2011-K12, Class B, 4.34%, 1/25/2046 (a) (f)	500	510

Series 2011-K14, Class B, 5.18%, 2/25/2047 (a) (f)	1,100	1,143

Series 2014-K716, Class B, 3.95%, 8/25/2047 (a) (f)	250	254

Series 2014-K503, Class B, 3.01%, 10/25/2047 (a) (f)	1,100	1,099

Series 2011-K13, Class B, 4.61%, 1/25/2048 (a) (f)	600	615

Series 2011-K11, Class B, 4.42%, 12/25/2048 (a) (f)	305	311

Series 2017-K729, Class B, 3.67%, 11/25/2049 (a) (f)	200	197

GNMA

Series 2015-115, IO, 0.56%, 7/16/2057 (f)	2,952	129

Series 2017-23, IO, 0.73%, 5/16/2059 (f)	3,643	222

GPMT Ltd. (Cayman Islands) Series 2018-FL1, Class A, 3.38%, 11/21/2035 (a) (f)	297	296

GRACE Mortgage Trust Series 2014-GRCE, Class B, 3.52%, 6/10/2028 ‡ (a)	500	502

JP Morgan Chase Commercial Mortgage Securities Trust Series 2004-CBX, Class C, 5.07%, 1/12/2037 (f)	182	183

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

LB-UBS Commercial Mortgage Trust Series 2007-C6, Class AJ, 6.29%, 7/15/2040 (f)	300	302

Morgan Stanley Bank of America Merrill Lynch Trust Series 2014-C15, Class C, 4.91%, 4/15/2047 (f)	300	310

Morgan Stanley Capital I Trust

Series 2014-MP, Class B, 3.69%, 8/11/2033 (a)	400	406

Series 2018-SUN, Class B, 3.69%, 7/15/2035 (a) (f)	250	249

Nationslink Funding Corp. Series 1999-LTL1, Class E, 5.00%, 1/22/2026 ‡ (a)	500	509

Wachovia Bank Commercial Mortgage Trust Series 2007-C33, Class AJ, 5.77%, 2/15/2051 (f)	116	100

WFRBS Commercial Mortgage Trust

Series 2013-C11, Class B, 3.71%, 3/15/2045 ‡ (f)	150	151

Series 2013-C12, Class B, 3.86%, 3/15/2048 (f)	150	150

Total Commercial Mortgage-Backed Securities (Cost $25,898)		25,771

Asset-Backed Securities — 8.3%

American Credit Acceptance Receivables Trust

Series 2016-4, Class D, 4.11%, 4/12/2023 (a)	600	602

Series 2017-2, Class D, 3.69%, 6/12/2023 (a)	600	600

Series 2017-3, Class D, 3.43%, 10/10/2023 (a)	1,000	999

Series 2018-3, Class C, 3.75%, 10/15/2024 (a)	500	501

AmeriCredit Automobile Receivables Trust

Series 2017-2, Class D, 3.42%, 4/18/2023	160	160

Series 2017-3, Class D, 3.18%, 7/18/2023	500	495

Business Jet Securities LLC Series 2018-1, Class A, 4.34%, 2/15/2033 (a)	154	154

Citi Held For Asset Issuance Series 2015-PM1, Class C, 5.01%, 12/15/2021 ‡ (a)	85	85

CLUB Credit Trust

Series 2017-P2, Class A, 2.61%, 1/15/2024 (a)	85	85

Series 2017-P2, Class B, 3.56%, 1/15/2024 ‡ (a)	250	249

CNH Equipment Trust Series 2018-A, Class A2, 2.78%, 8/16/2021	348	348

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2019	J.P. MORGAN INCOME FUNDS	305

JPMorgan Short Duration Core Plus Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2019 (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Asset-Backed Securities — continued

Consumer Loan Underlying Bond Credit Trust Series 2017-P1, Class B, 3.56%, 9/15/2023 (a)	500	501

Continental Airlines Pass-Through Trust Series 2012-1, Class A, 4.15%, 4/11/2024	73	74

CPS Auto Receivables Trust Series 2017-D, Class C, 3.01%, 10/17/2022 (a)	500	498

CPS Auto Trust

Series 2016-D, Class D, 4.53%, 1/17/2023 (a)	130	132

Series 2018-C, Class D, 4.40%, 6/17/2024 (a)	500	505

Credit Acceptance Auto Loan Trust

Series 2018-3A, Class B, 3.89%, 10/15/2027 (a)	350	353

Series 2018-3A, Class C, 4.04%, 12/15/2027 (a)	350	352

Dell Equipment Finance Trust Series 2017-2, Class A3, 2.19%, 10/24/2022 (a)	273	272

Delta Air Lines Pass-Through Trust Series 2015-1, Class B, 4.25%, 7/30/2023	115	116

Drive Auto Receivables Trust

Series 2017-3, Class C, 2.80%, 7/15/2022	500	500

Series 2018-3, Class D, 4.30%, 9/16/2024	500	508

Series 2018-4, Class D, 4.09%, 1/15/2026	500	506

Series 2019-1, Class D, 4.09%, 6/15/2026	500	507

DT Auto Owner Trust

Series 2015-3A, Class D, 4.53%, 10/17/2022 (a)	293	295

Series 2017-3A, Class D, 3.58%, 5/15/2023 (a)	350	350

Series 2017-4A, Class D, 3.47%, 7/17/2023 (a)	300	300

Series 2018-3A, Class D, 4.19%, 7/15/2024 (a)	800	809

Exeter Automobile Receivables Trust Series 2018-3A, Class C, 3.71%, 6/15/2023 (a)	540	543

Flagship Credit Auto Trust

Series 2018-3, Class A, 3.07%, 2/15/2023 (a)	629	629

Series 2017-4, Class D, 3.58%, 1/15/2024 (a)	300	299

Ford Credit Auto Owner Trust Series 2016-B, Class A3, 1.33%, 10/15/2020	150	149

FREED ABS Trust

Series 2018-1, Class A, 3.61%, 7/18/2024 (a)	109	110

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Series 2018-1, Class B, 4.56%, 7/18/2024 ‡ (a)	200	201

GLS Auto Receivables Trust Series 2018-2A, Class C, 4.17%, 4/15/2024 (a)	300	303

LendingClub Issuance Trust Series 2016-NP2, Class B, 6.00%, 1/17/2023 ‡ (a)	126	126

Lendmark Funding Trust

Series 2017-2A, Class A, 2.80%, 5/20/2026 (a)	250	248

Series 2017-2A, Class B, 3.38%, 5/20/2026 ‡ (a)	400	396

Series 2017-2A, Class C, 4.33%, 5/20/2026 ‡ (a)	150	150

Marlette Funding Trust

Series 2017-3A, Class A, 2.36%, 12/15/2024 (a)	69	69

Series 2017-3A, Class B, 3.01%, 12/15/2024 (a)	250	249

Series 2017-3A, Class C, 4.01%, 12/15/2024 ‡ (a)	200	200

MFA LLC Series 2018-NPL1, Class A1, 3.88%, 5/25/2048 ‡ (a) (d)	473	467

MFA Trust Series 2017-NPL1, Class A1, 3.35%, 11/25/2047 ‡ (a) (d)	406	402

Morgan Stanley ABS Capital I, Inc. Trust Series 2004-SD1, Class A, 3.29%, 8/25/2034 ‡ (f)	757	756

Oak Hill Advisors Residential Loan Trust Series 2017-NPL2, Class A1, 3.00%, 7/25/2057 ‡ (a) (d)	184	180

Prestige Auto Receivables Trust

Series 2018-1A, Class C, 3.75%, 10/15/2024 (a)	500	506

Series 2018-1A, Class D, 4.14%, 10/15/2024 (a)	500	507

Pretium Mortgage Credit Partners I LLC Series 2018-NPL3, Class A1, 4.12%, 8/25/2033 ‡ (a) (d)	511	508

Prosper Marketplace Issuance Trust

Series 2017-3A, Class A, 2.36%, 11/15/2023 (a)	43	43

Series 2017-3A, Class B, 3.36%, 11/15/2023 (a)	300	300

RASC Trust Series 2006-KS4, Class A4, 2.73%, 6/25/2036 ‡ (f)	821	817

Santander Drive Auto Receivables Trust Series 2018-4, Class D, 3.98%, 12/15/2025	500	504

SEE NOTES TO FINANCIAL STATEMENTS.

306	J.P. MORGAN INCOME FUNDS	FEBRUARY 28, 2019

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Asset-Backed Securities — continued

SoFi Consumer Loan Program LLC

Series 2017-6, Class B, 3.52%, 11/25/2026 ‡ (a)	192	192

Series 2017-6, Class C, 4.02%, 11/25/2026 ‡ (a)	300	299

Springleaf Funding Trust Series 2016-AA, Class B, 3.80%, 11/15/2029 (a)	500	500

United Airlines Pass-Through Trust

Series 2016-2, Class B, 3.65%, 10/7/2025	27	27

Series 2019-1, Class AA, 4.15%, 8/25/2031	500	511

US Airways Pass-Through Trust Series 2012-2, Class A, 4.63%, 6/3/2025	98	101

Veros Automobile Receivables Trust Series 2017-1, Class A, 2.84%, 4/17/2023 (a)	71	71

VOLT LXXV LLC Series 2019-NPL1, Class A1A, 4.34%, 1/25/2049 (a) (d)	595	597

Westlake Automobile Receivables Trust

Series 2016-2A, Class D, 4.10%, 6/15/2021 (a)	500	503

Series 2018-3A, Class D, 4.00%, 10/16/2023 (a)	500	505

Total Asset-Backed Securities (Cost $22,787)		22,824

Mortgage-Backed Securities — 5.2%

FHLMC Gold Pools, 15 Year, Single Family

Pool # J16679, 3.00%, 9/1/2026	181	181

Pool # J17232, 3.00%, 11/1/2026	262	263

Pool # J17506, 3.00%, 12/1/2026	131	131

Pool # G14700, 3.00%, 1/1/2028	262	263

Pool # J24740, 3.00%, 7/1/2028	114	114

Pool # G15655, 3.00%, 10/1/2028	294	295

Pool # G15147, 3.00%, 8/1/2029	1,583	1,587

Pool # G15561, 3.00%, 9/1/2030	1,137	1,138

Pool # G16255, 2.50%, 7/1/2032	572	562

Pool # G16407, 2.50%, 1/1/2033	365	359

FHLMC Gold Pools, 20 Year, Single Family Pool # C91649, 3.00%, 4/1/2033	81	80

FNMA, 15 Year, Single Family

Pool # 890395, 3.50%, 2/1/2026	218	221

Pool # AL9552, 3.50%, 8/1/2031	761	775

Pool # AL9994, 2.50%, 4/1/2032	1,994	1,960

Pool # AS9697, 3.50%, 5/1/2032	315	320

FNMA, 20 Year, Single Family

Pool # MA1446, 3.50%, 5/1/2033	407	414

Pool # MA1527, 3.00%, 8/1/2033	253	251

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

GNMA II, 30 Year, Single Family

Pool # MA5597, 5.00%, 11/20/2048	3,058	3,192

Pool # MA5653, 5.00%, 12/20/2048	2,183	2,282

Total Mortgage-backed Securities (Cost $14,350)		14,388

Foreign Government Securities — 1.5%

Arab Republic of Egypt (Egypt) 5.88%, 6/11/2025 (e)	200	198

Federal Democratic Republic of Ethiopia (Ethiopia) 6.63%, 12/11/2024 (e)	200	201

Federal Republic of Nigeria (Nigeria) 6.38%, 7/12/2023 (e)	400	412

Gabonese Republic (Gabon) 6.38%, 12/12/2024 (e)	400	386

Instituto Costarricense de Electricidad (Costa Rica) 6.95%, 11/10/2021 (e)	200	199

Provincia de Buenos Aires (Argentina)

5.75%, 6/15/2019 (e)	200	200

10.88%, 1/26/2021 (e)	200	199

Republic of Cote d’Ivoire (Ivory Coast) 5.38%, 7/23/2024 (e)	400	388

Republic of Ecuador (Ecuador) 8.75%, 6/2/2023 (e)	300	309

Republic of El Salvador (El Salvador) 7.38%, 12/1/2019 (e)	350	355

Republic of Kenya (Kenya) 6.88%, 6/24/2024 (e)	400	410

Republic of Lebanon (Lebanon) 6.65%, 4/22/2024 (e)	350	308

Republic of Pakistan (Pakistan) 7.25%, 4/15/2019 (e)	300	300

Republic of Ukraine (Ukraine)

7.75%, 9/1/2019 (e)	100	100

7.75%, 9/1/2020 (e)	100	99

Ukreximbank Via Biz Finance plc (Ukraine) 9.63%, 4/27/2022 (e)	150	150

Total Foreign Government Securities (Cost $4,177)		4,214

	SHARES (000)
Short-Term Investments — 2.9%

Investment Companies — 2.7%

JPMorgan U.S. Government Money Market Fund Class Institutional Shares, 2.33% (g) (h) (Cost $7,481)	7,481	7,481

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2019	J.P. MORGAN INCOME FUNDS	307

JPMorgan Short Duration Core Plus Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2019 (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Short-Term Investments — continued

U.S. Treasury Obligations — 0.2%

U.S. Treasury Bills 2.45%, 5/9/2019 (i) (j) (Cost $493)	495	493

Total Short-Term Investments (cost $7,974)		7,974

Total Investments — 101.3% (Cost $278,469)		279,432
Liabilities in Excess of Other Assets — (1.3%)		(3,711)

NET ASSETS — 100.0%		275,721

Percentages indicated are based on net assets.

Abbreviations

ABS	Asset-backed securities
CSMC	Credit Suisse Mortgage Trust
FHLMC	Federal Home Loan Mortgage Corp.
FNMA	Federal National Mortgage Association
GNMA	Government National Mortgage Association
ICE	Intercontinental Exchange
IF	Inverse Floaters represent securities that pay interest at a rate that increases (decreases) with a decline (incline) in a specified index. The interest rate shown is the rate in effect as of February 28, 2019. The rate may be subject to a cap and floor.
IO	Interest Only represents the right to receive the monthly interest payments on an underlying pool of mortgage loans. The principal amount shown represents the par value on the underlying pool. The yields on these securities are subject to accelerated principal paydowns as a result of prepayment or refinancing of the underlying pool of mortgage instruments. As a result, interest income may be reduced considerably.
LIBOR	London Interbank Offered Rate
REMIC	Real Estate Mortgage Investment Conduit
STRIPS	Separate Trading of Registered Interest and Principal of Securities. The STRIPS Program lets investors hold and trade individual interest and principal components of eligible notes and bonds as separate securities.
USD	United States Dollar

(a)	Securities exempt from registration under Rule 144A or section 4 (a)(2), of the Securities Act of 1933, as amended.

(b)	Amount rounds to less than 0.1% of net assets.
(c)	Variable or floating rate security, linked to the referenced benchmark. The interest rate shown is the current rate as of February 28, 2019.
(d)	Step bond. Interest rate is a fixed rate for an initial period that either resets at a specific date or may reset in the future contingent upon a predetermined trigger. The interest rate shown is the current rate as of February 28, 2019.
(e)	Security exempt from registration pursuant to Regulation S under the Securities Act of 1933, as amended. Regulation S applies to securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States and as such may have restrictions on resale.
(f)	Variable or floating rate security, the interest rate of which adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. The interest rate shown is the current rate as of February 28, 2019.
(g)	Investment in affiliate. Fund is registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc.
(h)	The rate shown is the current yield as of February 28, 2019.
(i)	All or a portion of this security is deposited with the broker as initial margin for futures contracts or centrally cleared swaps.
(j)	The rate shown is the effective yield as of February 28, 2019.
‡	Value determined using significant unobservable inputs.

SEE NOTES TO FINANCIAL STATEMENTS.

308	J.P. MORGAN INCOME FUNDS	FEBRUARY 28, 2019

Futures contracts outstanding as of February 28, 2019 (amounts in thousands, except number of contracts):
DESCRIPTION	NUMBER OF CONTRACTS	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL AMOUNT ($)	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION) ($)

Long Contracts

U.S. Treasury 10 Year Note	4	06/2019	USD	488	(1)

U.S. Treasury 10 Year Ultra Note	8	06/2019	USD	1,035	(3)

U.S. Treasury 2 Year Note	262	06/2019	USD	55,592	(15)

U.S. Treasury 5 Year Note	3	06/2019	USD	344	— (a)

U.S. Treasury Ultra Bond	1	06/2019	USD	160	(3)

					(22)

Short Contracts

U.S. Treasury 10 Year Note	(102)	06/2019	USD	(12,439)	27

U.S. Treasury 10 Year Ultra Note	(50)	06/2019	USD	(6,470)	16

U.S. Treasury 5 Year Note	(67)	06/2019	USD	(7,674)	6

					49

					27

Abbreviations

USD	United States Dollar
(a)	Amount rounds to less than one thousand.

Centrally Cleared Interest rate swap contracts outstanding as of February 28, 2019 (amounts in thousands):
FLOATING RATE INDEX (a)	FIXED RATE	PAY/RECEIVE FLOATING RATE	MATURITY DATE	NOTIONAL AMOUNT	UPFRONT PAYMENTS (RECEIPTS) ($)	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION) ($)

3 month LIBOR quarterly	2.59 semi-annually	Receive	3/15/2021	USD 16,683	—	4

					—	4

Abbreviations

LIBOR	London Interbank Offered Rate
USD	United States Dollar

(a)	Value of floating rate index at February 28, 2019 was 2.62%.

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2019	J.P. MORGAN INCOME FUNDS	309

STATEMENTS OF ASSETS AND LIABILITIES

AS OF FEBRUARY 28, 2019

(Amounts in thousands, except per share amounts)

	JPMorgan Core Bond Fund	JPMorgan Core Plus Bond Fund	JPMorgan Government Bond Fund
ASSETS:
Investments in non-affiliates, at value	$29,159,237	$13,527,412	$1,583,146
Investments in affiliates, at value	280,679	400,553	171,369
Investment of cash collateral received from securities loaned, at value (Note 2.H.)	133,476	226,950	—
Cash	—	3,874	—
Foreign currency, at value	—	303	—
Deposits at broker for futures contracts	—	1,655	—
Receivables:
Investment securities sold	7,647	43,477	5
Fund shares sold	116,790	38,587	3,242
Interest and dividends from non-affiliates	132,914	84,681	5,278
Dividends from affiliates	794	1,103	195
Securities lending income (Note 2.H.)	17	67	—
Variation margin on centrally cleared swaps (net upfront payments of $0, $1,914 and $0, respectively)	—	2,366	—
Unrealized appreciation on forward foreign currency exchange contracts	—	227	—

Total Assets	29,831,554	14,331,255	1,763,235

LIABILITIES:
Payables:
Due to custodian	466	—	—	(a)
Distributions	7	—	—
Investment securities purchased	68,220	64,317	21,995
Investment securities purchased — delayed delivery securities	15,832	1,645	24,491
Collateral received on securities loaned (Note 2.H.)	133,476	226,950	—
Fund shares redeemed	53,075	9,813	2,488
Variation margin on futures contracts	—	2,233	—
Unrealized depreciation on forward foreign currency exchange contracts	—	52	—
Accrued liabilities:
Investment advisory fees	5,477	2,715	246
Administration fees	321	437	26
Distribution fees	699	350	110
Service fees	1,180	226	127
Custodian and accounting fees	257	216	18
Collateral management fees	—	19	—
Deferred foreign capital gains tax	—	3	—
Other	1,222	521	90

Total Liabilities	280,232	309,497	49,591

Net Assets	$29,551,322	$14,021,758	$1,713,644

(a)	Amount rounds to less than one thousand.

SEE NOTES TO FINANCIAL STATEMENTS.

310	J.P. MORGAN INCOME FUNDS	FEBRUARY 28, 2019

	JPMorgan Core Bond Fund	JPMorgan Core Plus Bond Fund	JPMorgan Government Bond Fund
NET ASSETS:
Paid-in-Capital	$29,665,608	$14,215,864	$1,711,033
Total distributable earnings (loss) (a)	(114,286)	(194,106)	2,611

Total Net Assets	$29,551,322	$14,021,758	$1,713,644

Net Assets:
Class A	$1,877,469	$1,258,207	$378,477
Class C	524,049	174,310	33,288
Class I	7,302,212	1,765,753	892,985
Class L	—	331,602	—
Class R2	88,087	20,410	41,890
Class R3	10,001	4,976	14,896
Class R4	5,521	3,461	4,367
Class R5	251,174	15,665	—
Class R6	19,492,809	10,447,374	347,741

Total	$29,551,322	$14,021,758	$1,713,644

Outstanding units of beneficial interest (shares)
($0.0001 par value; unlimited number of shares authorized):
Class A	165,747	155,307	36,667
Class C	45,953	21,389	3,235
Class I	645,148	218,058	86,567
Class L	—	40,892	—
Class R2	7,788	2,520	4,062
Class R3	885	615	1,444
Class R4	488	428	423
Class R5	22,219	1,934	—
Class R6	1,720,050	1,289,040	33,719
Net Asset Value (b):
Class A — Redemption price per share	$11.33	$8.10	$10.32
Class C — Offering price per share (c)	11.40	8.15	10.29
Class I — Offering and redemption price per share	11.32	8.10	10.32
Class L — Offering and redemption price per share	—	8.11	—
Class R2 — Offering and redemption price per share	11.31	8.10	10.31
Class R3 — Offering and redemption price per share	11.30	8.09	10.32
Class R4 — Offering and redemption price per share	11.30	8.09	10.31
Class R5 — Offering and redemption price per share	11.30	8.10	—
Class R6 — Offering and redemption price per share	11.33	8.10	10.31
Class A maximum sales charge	3.75%	3.75%	3.75%
Class A maximum public offering price per share [net asset value per share/(100% — maximum sales charge)]	$11.77	$8.42	$10.72

Cost of investments in non-affiliates	$29,233,802	$13,613,757	$1,577,909
Cost of investments in affiliates	280,627	400,436	171,369
Cost of foreign currency	—	306	—
Investment securities on loan, at value	129,336	215,888	—
Cost of investment of cash collateral	133,476	226,926	—

(a)

Total distributable earnings have been aggregated to conform to the current presentation requirements for the adoption of the Securities and Exchange Commission’s Disclosure Update and Simplification Rule. See Note 8.

(b)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.
(c)	Redemption price for Class C Shares varies based upon length of time the shares are held.

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2019	J.P. MORGAN INCOME FUNDS	311

STATEMENTS OF ASSETS AND LIABILITIES

AS OF FEBRUARY 28, 2019 (continued)

(Amounts in thousands, except per share amounts)

	JPMorgan High Yield Fund	JPMorgan Income Fund		JPMorgan Inflation Managed Bond Fund
ASSETS:
Investments in non-affiliates, at value	$8,165,001	$547,596		$1,084,626
Investments in affiliates, at value	394,426	11,989		15,825
Investments in affiliates — restricted, at value	—	—		6,269
Investment of cash collateral received from securities loaned, at value (Note 2.H.)	—	11,758		—
Restricted cash for OTC derivatives	—	—		4,611
Cash	582	—		—
Foreign currency, at value	688	—		—
Deposits at broker for futures contracts	—	2,060		—
Receivables:
Due from custodian	—	1,667		—
Investment securities sold	22,277	830		28
Investment securities sold — delayed delivery securities	227	—		—
Fund shares sold	7,243	2,772		255
Interest and dividends from non-affiliates	134,396	5,224		5,405
Dividends from affiliates	840	23		48
Tax reclaims	—	—	(a)	—
Securities lending income (Note 2.H.)	—	6		—
Variation margin on futures contracts	—	219		101
Variation margin on centrally cleared swaps	—	—		283
Other assets	—	22		—

Total Assets	8,725,680	584,166		1,117,451

LIABILITIES:
Payables:
Due to custodian	—	—		664
Distributions	—	39		—
Investment securities purchased	150,107	18,056		1,299
Investment securities purchased — delayed delivery securities	5,685	1,186		—
Collateral received on securities loaned (Note 2.H.)	—	11,758		—
Fund shares redeemed	5,986	1,103		828
Variation margin on centrally cleared swaps (net upfront payments of $13,496, $0 and $0, respectively)	4	—		—
Outstanding OTC swap contracts, at value	—	—		9,834
Accrued liabilities:
Investment advisory fees	2,661	86		293
Administration fees	—	—		62
Distribution fees	180	89		8
Service fees	336	2		17
Custodian and accounting fees	131	23		44
Collateral management fees	13	13		20
Trustees’ and Chief Compliance Officer’s fees	1	—	(a)	—
Other	1,117	301		253

Total Liabilities	166,221	32,656		13,322

Net Assets	$8,559,459	$551,510		$1,104,129

(a)	Amount rounds to less than one thousand.

SEE NOTES TO FINANCIAL STATEMENTS.

312	J.P. MORGAN INCOME FUNDS	FEBRUARY 28, 2019

	JPMorgan High Yield Fund	JPMorgan Income Fund	JPMorgan Inflation Managed Bond Fund
NET ASSETS:
Paid-in-Capital	$9,119,356	$552,266	$1,183,569
Total distributable earnings (loss) (a)	(559,897)	(756)	(79,440)

Total Net Assets	$8,559,459	$551,510	$1,104,129

Net Assets:
Class A	$550,227	$280,513	$25,681
Class C	129,121	74,767	6,004
Class I	3,482,173	113,854	199,425
Class R2	6,679	—	—
Class R3	316	—	—
Class R4	53	—	—
Class R5	55,422	—	13,938
Class R6	4,335,468	82,376	859,081

Total	$8,559,459	$551,510	$1,104,129

Outstanding units of beneficial interest (shares)
($0.0001 par value; unlimited number of shares authorized):
Class A	77,216	30,111	2,558
Class C	18,083	8,025	601
Class I	485,835	12,233	19,870
Class R2	939	—	—
Class R3	44	—	—
Class R4	7	—	—
Class R5	7,719	—	1,383
Class R6	604,707	8,852	85,462
Net Asset Value (b):
Class A — Redemption price per share	$7.13	$9.32	$10.04
Class C — Offering price per share (c)	7.14	9.32	9.98
Class I — Offering and redemption price per share	7.17	9.31	10.04
Class R2 — Offering and redemption price per share	7.12	—	—
Class R3 — Offering and redemption price per share	7.17	—	—
Class R4 — Offering and redemption price per share	7.17	—	—
Class R5 — Offering and redemption price per share	7.18	—	10.08
Class R6 — Offering and redemption price per share	7.17	9.31	10.05
Class A maximum sales charge	3.75%	3.75%	3.75%
Class A maximum public offering price per share	—	—	—
[net asset value per share/(100% — maximum sales charge)]	$7.41	$9.68	$10.43

Cost of investments in non-affiliates	$8,228,375	$546,360	$1,085,235
Cost of investments in affiliates	394,426	11,988	15,822
Cost of investments in affiliates — restricted	—	—	6,269
Cost of foreign currency	727	—	—
Investment securities on loan, at value	—	11,313	—
Cost of investment of cash collateral	—	11,758	—

(a)

Total distributable earnings have been aggregated to conform to the current presentation requirements for the adoption of the Securities and Exchange Commission’s Disclosure Update and Simplification Rule. See Note 8.

(b)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.
(c)	Redemption price for Class C Shares varies based upon length of time the shares are held.

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2019	J.P. MORGAN INCOME FUNDS	313

STATEMENTS OF ASSETS AND LIABILITIES

AS OF FEBRUARY 28, 2019 (continued)

(Amounts in thousands, except per share amounts)

	JPMorgan Limited Duration Bond Fund	JPMorgan Mortgage- Backed Securities Fund		JPMorgan Short Duration Bond Fund		JPMorgan Short Duration Core Plus Fund
ASSETS:
Investments in non-affiliates, at value	$1,020,976	$2,072,834		$3,130,213		$271,951
Investments in affiliates, at value	81,722	125,399		5,286		7,481
Investment of cash collateral received from securities loaned, at value (Note 2.H.)	—	—		274		—
Cash	11	—		6		—
Foreign currency, at value	—	—		—		1
Receivables:
Due from custodian	—	—		2,010		1,082
Investment securities sold	20	92		504		2,793
Investment securities sold — delayed delivery securities	—	—		—		59
Fund shares sold	3,484	2,796		23,225		1,347
Interest and dividends from non-affiliates	2,492	7,184		14,543		1,710
Dividends from affiliates	224	269		37		7
Tax reclaims	—	—		—		16
Securities lending income (Note 2.H.)	—	—		—	(a)	—
Variation margin on futures contracts	—	—		—		75
Variation margin on centrally cleared swaps	—	—		—		13
Due from adviser	—	—		—		19
Other assets	—	1		—		—

Total Assets	1,108,929	2,208,575		3,176,098		286,554

LIABILITIES:
Payables:
Due to custodian	—	34		—		—
Investment securities purchased	—	35		6,194		9,983
Investment securities purchased — delayed delivery securities	—	13,895		670		—
Collateral received on securities loaned (Note 2.H.)	—	—		274		—
Fund shares redeemed	979	1,033		3,629		716
Accrued liabilities:
Investment advisory fees	111	241		512		—
Administration fees	10	—		123		—
Distribution fees	41	26		76		21
Service fees	65	118		207		6
Custodian and accounting fees	32	51		48		14
Collateral management fees	—	—		—		5
Trustees’ and Chief Compliance Officer’s fees	—	—	(a)	—	(a)	—
Other	3	70		169		88

Total Liabilities	1,241	15,503		11,902		10,833

Net Assets	$1,107,688	$2,193,072		$3,164,196		$275,721

(a)	Amount rounds to less than one thousand.

SEE NOTES TO FINANCIAL STATEMENTS.

314	J.P. MORGAN INCOME FUNDS	FEBRUARY 28, 2019

	JPMorgan Limited Duration Bond Fund	JPMorgan Mortgage- Backed Securities Fund	JPMorgan Short Duration Bond Fund	JPMorgan Short Duration Core Plus Fund
NET ASSETS:
Paid-in-Capital	$1,122,890	$2,190,001	$3,203,484	$290,667
Total distributable earnings (loss) (a)	(15,202)	3,071	(39,288)	(14,946)

Total Net Assets	$1,107,688	$2,193,072	$3,164,196	$275,721

Net Assets:
Class A	$152,859	$105,957	$296,927	$100,349
Class C	20,632	10,062	29,415	5,019
Class I	281,354	960,112	738,371	125,030
Class R6	652,843	1,116,941	2,099,483	45,323

Total	$1,107,688	$2,193,072	$3,164,196	$275,721

Outstanding units of beneficial interest (shares)
($0.0001 par value; unlimited number of shares authorized):
Class A	15,291	9,370	27,688	10,668
Class C	2,087	916	2,724	535
Class I	28,148	87,161	68,756	13,295
Class R6	65,211	101,428	195,543	4,819

Net Asset Value (b):
Class A — Redemption price per share	$10.00	$11.31	$10.72	$9.41
Class C — Offering price per share (c)	9.89	10.99	10.80	9.39
Class I — Offering and redemption price per share	10.00	11.02	10.74	9.40
Class R6 — Offering and redemption price per share	10.01	11.01	10.74	9.40
Class A maximum sales charge	2.25%	3.75%	2.25%	2.25%
Class A maximum public offering price per share [net asset value per share/(100% — maximum sales charge)]	$10.23	$11.75	$10.97	$9.63

Cost of investments in non-affiliates	$1,024,189	$2,069,212	$3,138,362	$270,988
Cost of investments in affiliates	81,706	125,374	5,286	7,481
Cost of foreign currency	—	—	—	1
Investment securities on loan, at value	—	—	264	—
Cost of investment of cash collateral	—	—	274	—

(a)

Total distributable earnings have been aggregated to conform to the current presentation requirements for the adoption of the Securities and Exchange Commission’s Disclosure Update and Simplification Rule. See Note 8.

(b)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.
(c)	Redemption price for Class C Shares varies based upon length of time the shares are held.

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2019	J.P. MORGAN INCOME FUNDS	315

STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED FEBRUARY 28, 2019

(Amounts in thousands)

	JPMorgan Core Bond Fund	JPMorgan Core Plus Bond Fund	JPMorgan Government Bond Fund
INVESTMENT INCOME:
Interest income from non-affiliates	$950,119	$471,183	$39,596
Interest income from affiliates	6	9	— (a)
Dividend income from non-affiliates	—	123	—
Dividend income from affiliates	8,808	16,492	1,342
Income from securities lending (net)	50	222	—
Foreign taxes withheld	—	(94)	—

Total investment income	958,983	487,935	40,938

EXPENSES:
Investment advisory fees	86,328	40,409	4,148
Administration fees	21,886	10,639	1,106
Distribution fees:
Class A	4,651	3,071	991
Class C	4,255	1,409	273
Class R2	480	104	229
Class R3	13	14	22
Service fees:
Class A	4,651	3,071	991
Class C	1,418	470	91
Class I	17,682	3,620	1,577
Class L	—	390	—
Class R2	240	52	115
Class R3	13	14	21
Class R4	15	5	8
Class R5	367	7	—
Custodian and accounting fees	1,076	961	82
Interest expense to affiliates	2	2	—
Professional fees	407	261	79
Collateral management fees	—	46	—
Trustees’ and Chief Compliance Officer’s fees	132	74	30
Printing and mailing costs	3,192	1,590	160
Registration and filing fees	444	308	129
Transfer agency fees (See Note 2.K.)	387	239	86
Other	378	222	30

Total expenses	148,017	66,978	10,168

Less fees waived	(23,280)	(7,335)	(2,292)
Less expense reimbursements	(169)	(8)	(8)

Net expenses	124,568	59,635	7,868

Net investment income (loss)	834,415	428,300	33,070

(a)	Amount rounds to less than one thousand.

SEE NOTES TO FINANCIAL STATEMENTS.

316	J.P. MORGAN INCOME FUNDS	FEBRUARY 28, 2019

	JPMorgan Core Bond Fund	JPMorgan Core Plus Bond Fund		JPMorgan Government Bond Fund
REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	$(47,558)	$(82,389	)(a)	$(574)
Investments in affiliates	3	73		—
Options purchased	—	(3,807)		—
Futures contracts	—	7,094		—
Foreign currency transactions	—	(134)		—
Forward foreign currency exchange contracts	—	3,697		—
Options written	—	851		—
Swaps	—	(1,408)		—

Net realized gain (loss)	(47,555)	(76,023)		(574)

Change in net unrealized appreciation/depreciation on:
Investments in non-affiliates	46,621	86,662	(b)	8,006
Investments in affiliates	82	135		—
Options purchased	—	240		—
Futures contracts	—	(5,040)		—
Foreign currency translations	—	38		—
Forward foreign currency exchange contracts	—	(264)		—
Options written	—	(80)		—
Swaps	—	969		—

Change in net unrealized appreciation/depreciation	46,703	82,660		8,006

Net realized/unrealized gains (losses)	(852)	6,637		7,432

Change in net assets resulting from operations	$833,563	$434,937		$40,502

(a)	Net of foreign capital gains tax of approximately $(4,000).
(b)	Net of change in foreign capital gains tax of approximately $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2019	J.P. MORGAN INCOME FUNDS	317

STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED FEBRUARY 28, 2019 (continued)

(Amounts in thousands)

	JPMorgan High Yield Fund		JPMorgan Income Fund	JPMorgan Inflation Managed Bond Fund
INVESTMENT INCOME:
Interest income from non-affiliates	$563,194		$18,301	$36,610
Interest income from affiliates	3		1	42
Dividend income from non-affiliates	2,036		35	—
Dividend income from affiliates	6,031		210	331
Income from securities lending (net)	—		21	—

Total investment income	571,264		18,568	36,983

EXPENSES:
Investment advisory fees	52,638		1,122	4,414
Administration fees	7,034		255	1,012
Distribution fees:
Class A	1,561		413	64
Class C	1,071		281	44
Class R2	35		—	—
Class R3	—	(a)	—	—
Service fees:
Class A	1,561		413	64
Class C	357		93	15
Class I	8,265		104	515
Class R2	17		—	—
Class R3	1		—	—
Class R4	—	(a)	—	—
Class R5	64		—	13
Custodian and accounting fees	471		108	212
Interest expense to affiliates	3		1	6
Professional fees	207		123	119
Collateral management fees	32		31	47
Trustees’ and Chief Compliance Officer’s fees	59		26	29
Printing and mailing costs	1,703		33	11
Registration and filing fees	217		143	82
Transfer agency fees (See Note 2.K.)	1,398		10	15
Other	136		12	31

Total expenses	76,830		3,168	6,693

Less fees waived	(15,912)		(1,182)	(354)
Less expense reimbursements	(28)		(8)	—	(a)

Net expenses	60,890		1,978	6,339

Net investment income (loss)	510,374		16,590	30,644

(a)	Amount rounds to less than one thousand.

SEE NOTES TO FINANCIAL STATEMENTS.

318	J.P. MORGAN INCOME FUNDS	FEBRUARY 28, 2019

	JPMorgan High Yield Fund	JPMorgan Income Fund	JPMorgan Inflation Managed Bond Fund
REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	$(146,571)	$(2,646)	$(10,558)
Investments in affiliates	—	1	(2)
Options purchased	—	(298)	—
Futures contracts	—	1,933	(249)
Securities sold short	—	(1)	—
Foreign currency transactions	(7)	— (a)	—
Options written	—	63	—
Swaps	7,917	814	(6,624)

Net realized gain (loss)	(138,661)	(134)	(17,433)

Change in net unrealized appreciation/depreciation on:
Investments in non-affiliates	(61,955)	3,074	10,285
Investments in affiliates	—	— (a)	10
Options purchased	—	61	—
Futures contracts	—	(60)	(68)
Foreign currency translations	(53)	— (a)	—
Options written	—	(1)	—
Swaps	(352)	53	(7,875)

Change in net unrealized appreciation/depreciation	(62,360)	3,127	2,352

Net realized/unrealized gains (losses)	(201,021)	2,993	(15,081)

Change in net assets resulting from operations	$309,353	$19,583	$15,563

(a)	Amount rounds to less than one thousand.

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2019	J.P. MORGAN INCOME FUNDS	319

STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED FEBRUARY 28, 2019 (continued)

(Amounts in thousands)

	JPMorgan Limited Duration Bond Fund	JPMorgan Mortgage- Backed Securities Fund	JPMorgan Short Duration Bond Fund	JPMorgan Short Duration Core Plus Fund
INVESTMENT INCOME:
Interest income from non-affiliates	$27,265	$70,214	$80,560	$5,899
Interest income from affiliates	—	1	— (a)	— (a)
Dividend income from non-affiliates	—	—	—	5
Dividend income from affiliates	1,829	1,290	384	100
Income from securities lending (net)	—	—	— (a)	—

Total investment income	29,094	71,505	80,944	6,004

EXPENSES:
Investment advisory fees	2,582	6,915	8,471	454
Administration fees	827	1,581	2,717	145
Distribution fees:
Class A	346	271	650	167
Class C	132	79	234	23
Service fees:
Class A	346	271	650	167
Class C	44	26	78	8
Class I	577	2,262	2,111	199
Custodian and accounting fees	124	232	198	69
Interest expense to affiliates	—	1	— (a)	—
Professional fees	78	99	101	112
Collateral management fees	—	—	—	13
Trustees’ and Chief Compliance Officer’s fees	29	33	38	26
Printing and mailing costs	52	161	72	74
Registration and filing fees	106	92	106	76
Transfer agency fees (See Note 2.K.)	39	34	43	17
Other	24	39	84	7

Total expenses	5,306	12,096	15,553	1,557

Less fees waived	(1,638)	(5,369)	(1,692)	(669)
Less expense reimbursements	—	—	(15)	(18)

Net expenses	3,668	6,727	13,846	870

Net investment income (loss)	25,426	64,778	67,098	5,134

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	84	1,127	(19,093)	(601)
Investments in affiliates	(2)	1	—	—
Futures contracts	—	—	—	(336)
Foreign currency transactions	—	—	—	— (a)
Swaps	—	—	—	(111)

Net realized gain (loss)	82	1,128	(19,093)	(1,048)

Change in net unrealized appreciation/depreciation on:
Investments in non-affiliates	1,825	7,039	31,405	2,367
Investments in affiliates	26	26	—	—
Futures contracts	—	—	—	56
Foreign currency translations	—	—	—	— (a)
Swaps	—	—	—	4

Change in net unrealized appreciation/depreciation	1,851	7,065	31,405	2,427

Net realized/unrealized gains (losses)	1,933	8,193	12,312	1,379

Change in net assets resulting from operations	$27,359	$72,971	$79,410	$6,513

(a)	Amount rounds to less than one thousand.

SEE NOTES TO FINANCIAL STATEMENTS.

320	J.P. MORGAN INCOME FUNDS	FEBRUARY 28, 2019

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED

(Amounts in thousands)

	JPMorgan Core Bond Fund		JPMorgan Core Plus Bond Fund
	Year Ended February 28, 2019	Year Ended February 28, 2018	Year Ended February 28, 2019	Year Ended February 28, 2018
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$834,415	$724,323	$428,300	$291,422
Net realized gain (loss)	(47,555)	80,280	(76,023)	(27,321)
Change in net unrealized appreciation/depreciation	46,703	(566,677)	82,660	(178,253)

Change in net assets resulting from operations	833,563	237,926	434,937	85,848

DISTRIBUTIONS TO SHAREHOLDERS: (a)
Class A	(49,369)	(60,599)	(35,091)	(26,539)
Class C	(11,509)	(15,361)	(4,006)	(4,616)
Class I	(207,109)	(264,509)	(46,108)	(38,229)
Class L	—	—	(11,886)	(28,652)
Class R2	(2,230)	(2,503)	(505)	(635)
Class R3	(138)	(62)	(150)	(104)
Class R4	(168)	(23)	(64)	(7)
Class R5	(10,780)	(12,607)	(244)	(21)
Class R6	(579,928)	(428,141)	(325,291)	(187,871)

Total distributions to shareholders	(861,231)	(783,805)	(423,345)	(286,674)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	1,074,248	1,509,821	2,085,776	3,690,087

NET ASSETS:
Change in net assets	1,046,580	963,942	2,097,368	3,489,261
Beginning of period	28,504,742	27,540,800	11,924,390	8,435,129

End of period	$29,551,322	$28,504,742	$14,021,758	$11,924,390

(a)

The prior period distributions have been reclassified to conform to current period presentation for the adoption of the Securities and Exchange Commission’s Disclosure Update and Simplification Rule. See Note 8. Prior period balances were as follows:

	JPMorgan Core Bond Fund		JPMorgan Core Plus Bond Fund
Class A
From net investment income	$(55,454)		$(26,539)
From net realized gains	(5,145)		—
Class C
From net investment income	(13,800)		(4,616)
From net realized gains	(1,561)		—
Class I
From net investment income	(247,346)		(38,229)
From net realized gains	(17,163)		—
Class L
From net investment income	—		(28,652)
Class R2
From net investment income	(2,262)		(635)
From net realized gains	(241)		—
Class R3
From net investment income	(55)		(104)
From net realized gains	(7)		—
Class R4
From net investment income	(23)		(7)
From net realized gains	—	(b)	—
Class R5
From net investment income	(11,649)		(21)
From net realized gains	(958)		—
Class R6
From net investment income	(391,520)		(187,871)
From net realized gains	(36,621)		—

(b)	Amount rounds to less than one thousand.

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2019	J.P. MORGAN INCOME FUNDS	321

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	JPMorgan Government Bond Fund		JPMorgan High Yield Fund
	Year Ended February 28, 2019	Year Ended February 28, 2018	Year Ended February 28, 2019	Year Ended February 28, 2018
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$33,070	$29,828	$510,374	$587,002
Net realized gain (loss)	(574)	(993)	(138,661)	47,479
Change in net unrealized appreciation/depreciation	8,006	(31,645)	(62,360)	(283,089)

Change in net assets resulting from operations	40,502	(2,810)	309,353	351,392

DISTRIBUTIONS TO SHAREHOLDERS: (a)
Class A	(8,654)	(10,347)	(34,884)	(40,012)
Class C	(574)	(859)	(7,225)	(9,159)
Class I	(15,803)	(15,518)	(191,263)	(257,922)
Class R2	(847)	(1,037)	(366)	(425)
Class R3 (b)	(184)	(44)	(11)	— (c)
Class R4 (b)	(75)	(7)	(2)	(1)
Class R5	—	—	(3,740)	(4,166)
Class R6	(6,826)	(3,199)	(275,004)	(277,660)

Total distributions to shareholders	(32,963)	(31,011)	(512,495)	(589,345)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	391,699	(11,713)	(260,357)	(4,001,136)

NET ASSETS:
Change in net assets	399,238	(45,534)	(463,499)	(4,239,089)
Beginning of period	1,314,406	1,359,940	9,022,958	13,262,047

End of period	$1,713,644	$1,314,406	$8,559,459	$9,022,958

(a)

The prior period distributions have been reclassified to conform to current period presentation for the adoption of the Securities and Exchange Commission’s Disclosure Update and Simplification Rule. See Note 8. Prior period balances were as follows:

	JPMorgan Government Bond Fund	JPMorgan High Yield Fund
Class A
From net investment income	$(9,935)	$(40,012)
From net realized gains	(412)	—
Class C
From net investment income	(814)	(9,159)
From net realized gains	(45)	—
Class I
From net investment income	(14,978)	(257,922)
From net realized gains	(540)	—
Class R2
From net investment income	(988)	(425)
From net realized gains	(49)	—
Class R3 (b)
From net investment income	(41)	— (c)
From net realized gains	(3)	—
Class R4 (b)
From net investment income	(7)	(1)
From net realized gains	— (c)	—
Class R5
From net investment income	—	(4,166)
Class R6
From net investment income	(3,037)	(277,660)
From net realized gains	(162)	—

(b)	Commencement of offering of class of shares effective August 21, 2017 for JPMorgan High Yield Fund.
(c)	Amount rounds to less than one thousand.

SEE NOTES TO FINANCIAL STATEMENTS.

322	J.P. MORGAN INCOME FUNDS	FEBRUARY 28, 2019

	JPMorgan Income Fund		JPMorgan Inflation Managed Bond Fund
	Year Ended February 28, 2019	Year Ended February 28, 2018	Year Ended February 28, 2019	Year Ended February 28, 2018
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$16,590	$6,636	$30,644	$30,547
Net realized gain (loss)	(134)	(338)	(17,433)	(23,382)
Distributions of capital gains received from investment company affiliates	— (a)	— (a)	—	—
Change in net unrealized appreciation/depreciation	3,127	(2,897)	2,352	(2,822)

Change in net assets resulting from operations	19,583	3,401	15,563	4,343

DISTRIBUTIONS TO SHAREHOLDERS: (b)
Class A	(8,417)	(2,290)	(561)	(445)
Class C	(1,701)	(379)	(93)	(76)
Class I	(2,241)	(918)	(4,918)	(8,015)
Class R5	—	—	(304)	(116)
Class R6	(4,099)	(2,985)	(24,907)	(23,048)

Total distributions to shareholders	(16,458)	(6,572)	(30,783)	(31,700)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	358,580	133,415	(321,627)	21,110

NET ASSETS:
Change in net assets	361,705	130,244	(336,847)	(6,247)
Beginning of period	189,805	59,561	1,440,976	1,447,223

End of period	$551,510	$189,805	$1,104,129	$1,440,976

(a)	Amount rounds to less than one thousand.
(b)

The prior period distributions have been reclassified to conform to current period presentation for the adoption of the Securities and Exchange Commission’s Disclosure Update and Simplification Rule. See Note 8. Prior period balances were as follows:

	JPMorgan Income Fund	JPMorgan Inflation Managed Bond Fund
Class A
From net investment income	$(2,290)	$(445)
Class C
From net investment income	(379)	(76)
Class I
From net investment income	(918)	(8,015)
Class R5
From net investment income	—	(116)
Class R6
From net investment income	(2,985)	(23,048)

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2019	J.P. MORGAN INCOME FUNDS	323

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	JPMorgan Limited Duration Bond Fund		JPMorgan Mortgage-Backed Securities Fund
	Year Ended February 28, 2019	Year Ended February 28, 2018	Year Ended February 28, 2019	Year Ended February 28, 2018
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$25,426	$18,616	$64,778	$70,793
Net realized gain (loss)	82	(794)	1,128	1,109
Change in net unrealized appreciation/depreciation	1,851	(94)	7,065	(37,784)

Change in net assets resulting from operations	27,359	17,728	72,971	34,118

DISTRIBUTIONS TO SHAREHOLDERS: (a)
Class A	(2,980)	(1,755)	(3,159)	(3,490)
Class C	(292)	(252)	(261)	(361)
Class I	(5,526)	(3,531)	(29,384)	(31,048)
Class R6	(16,466)	(12,873)	(32,459)	(35,793)

Total distributions to shareholders	(25,264)	(18,411)	(65,263)	(70,692)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	93,742	(174,107)	220,489	(363,352)

NET ASSETS:
Change in net assets	95,837	(174,790)	228,197	(399,926)
Beginning of period	1,011,851	1,186,641	1,964,875	2,364,801

End of period	$1,107,688	$1,011,851	$2,193,072	$1,964,875

(a)

The prior period distributions have been reclassified to conform to current period presentation for the adoption of the Securities and Exchange Commission’s Disclosure Update and Simplification Rule. See Note 8. Prior period balances were as follows:

	JPMorgan Limited Duration Bond Fund	JPMorgan Mortgage-Backed Securities Fund
Class A
From net investment income	$(1,755)	$(3,490)
Class C
From net investment income	(252)	(361)
Class I
From net investment income	(3,531)	(31,048)
Class R6
From net investment income	(12,873)	(35,793)

SEE NOTES TO FINANCIAL STATEMENTS.

324	J.P. MORGAN INCOME FUNDS	FEBRUARY 28, 2019

	JPMorgan Short Duration Bond Fund		JPMorgan Short Duration Core Plus Fund
	Year Ended February 28, 2019	Year Ended February 28, 2018	Year Ended February 28, 2019	Year Ended February 28, 2018
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$67,098	$59,497	$5,134	$5,041
Net realized gain (loss)	(19,093)	(8,457)	(1,048)	(267)
Change in net unrealized appreciation/depreciation	31,405	(41,606)	2,427	(1,995)

Change in net assets resulting from operations	79,410	9,434	6,513	2,779

DISTRIBUTIONS TO SHAREHOLDERS: (a)
Class A	(4,154)	(5,073)	(1,798)	(152)
Class C	(333)	(321)	(64)	(35)
Class I	(15,278)	(17,124)	(2,308)	(3,753)
Class R6	(47,152)	(36,776)	(931)	(1,153)

Total distributions to shareholders	(66,917)	(59,294)	(5,101)	(5,093)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	(506,145)	(2,347,777)	177,188	(65,946)

NET ASSETS:
Change in net assets	(493,652)	(2,397,637)	178,600	(68,260)
Beginning of period	3,657,848	6,055,485	97,121	165,381

End of period	$3,164,196	$3,657,848	$275,721	$97,121

(a)

The prior period distributions have been reclassified to conform to current period presentation for the adoption of the Securities and Exchange Commission’s Disclosure Update and Simplification Rule. See Note 8. Prior period balances were as follows:

	JPMorgan Short Duration Bond Fund	JPMorgan Short Duration Core Plus Fund
Class A
From net investment income	$(5,073)	$(152)
Class C
From net investment income	(321)	(35)
Class I
From net investment income	(17,124)	(3,753)
Class R6
From net investment income	(36,776)	(1,153)

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2019	J.P. MORGAN INCOME FUNDS	325

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	JPMorgan Core Bond Fund		JPMorgan Core Plus Bond Fund
	Year Ended February 28, 2019	Year Ended February 28, 2018	Year Ended February 28, 2019	Year Ended February 28, 2018
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$697,404	$601,278	$757,112	$390,059
Distributions reinvested	46,635	56,966	34,150	25,576
Cost of shares redeemed	(1,009,154)	(1,038,857)	(550,141)	(457,792)

Change in net assets resulting from Class A capital transactions	$(265,115)	$(380,613)	$241,121	$(42,157)

Class C
Proceeds from shares issued	$41,213	$57,458	$22,825	$34,177
Distributions reinvested	10,862	14,457	3,865	4,393
Cost of shares redeemed	(165,271)	(336,760)	(61,213)	(103,367)

Change in net assets resulting from Class C capital transactions	$(113,196)	$(264,845)	$(34,523)	$(64,797)

Class I
Proceeds from shares issued	$2,913,769	$3,245,608	$1,086,188	$1,069,484
Distributions reinvested	195,599	235,522	42,096	34,800
Cost of shares redeemed	(3,010,989)	(8,219,690)	(546,496)	(1,109,416)

Change in net assets resulting from Class I capital transactions	$98,379	$(4,738,560)	$581,788	$(5,132)

Class L
Proceeds from shares issued	$—	$—	$67,348	$581,420
Distributions reinvested	—	—	11,126	27,822
Cost of shares redeemed	—	—	(189,695)	(1,490,783)

Change in net assets resulting from Class L capital transactions	$—	$—	$(111,221)	$(881,541)

Class R2
Proceeds from shares issued	$14,700	$32,001	$6,987	$9,182
Distributions reinvested	2,041	2,276	330	356
Cost of shares redeemed	(30,831)	(42,276)	(9,470)	(21,086)

Change in net assets resulting from Class R2 capital transactions	$(14,090)	$(7,999)	$(2,153)	$(11,548)

Class R3
Proceeds from shares issued	$7,481	$3,638	$3,890	$8,942
Distributions reinvested	100	57	143	104
Cost of shares redeemed	(1,028)	(604)	(6,720)	(1,185)

Change in net assets resulting from Class R3 capital transactions	$6,553	$3,091	$(2,687)	$7,861

Class R4
Proceeds from shares issued	$1,123	$5,755	$3,068	$785
Distributions reinvested	168	23	64	7
Cost of shares redeemed	(1,406)	(82)	(464)	(27)

Change in net assets resulting from Class R4 capital transactions	$(115)	$5,696	$2,668	$765

Class R5
Proceeds from shares issued	$69,536	$116,105	$15,373	$1,839
Distributions reinvested	7,841	9,784	244	21
Cost of shares redeemed	(216,674)	(165,257)	(1,897)	(36)

Change in net assets resulting from Class R5 capital transactions	$(139,297)	$(39,368)	$13,720	$1,824

Class R6
Proceeds from shares issued	$4,804,062	$8,830,212	$3,345,250	$5,323,174
Distributions reinvested	565,981	408,744	324,755	186,415
Cost of shares redeemed	(3,868,914)	(2,306,537)	(2,272,942)	(824,777)

Change in net assets resulting from Class R6 capital transactions	$1,501,129	$6,932,419	$1,397,063	$4,684,812

Total change in net assets resulting from capital transactions	$1,074,248	$1,509,821	$2,085,776	$3,690,087

SEE NOTES TO FINANCIAL STATEMENTS.

326	J.P. MORGAN INCOME FUNDS	FEBRUARY 28, 2019

	JPMorgan Core Bond Fund		JPMorgan Core Plus Bond Fund
	Year Ended February 28, 2019	Year Ended February 28, 2018	Year Ended February 28, 2019	Year Ended February 28, 2018
SHARE TRANSACTIONS:
Class A
Issued	61,911	51,890	94,011	47,221
Reinvested	4,146	4,916	4,254	3,100
Redeemed	(89,709)	(89,666)	(68,513)	(55,544)

Change in Class A Shares	(23,652)	(32,860)	29,752	(5,223)

Class C
Issued	3,636	4,922	2,822	4,116
Reinvested	959	1,239	479	529
Redeemed	(14,593)	(28,831)	(7,573)	(12,436)

Change in Class C Shares	(9,998)	(22,670)	(4,272)	(7,791)

Class I
Issued	259,141	280,349	135,208	129,670
Reinvested	17,408	20,327	5,248	4,217
Redeemed	(267,990)	(707,461)	(68,174)	(133,062)

Change in Class I Shares	8,559	(406,785)	72,282	825

Class L
Issued	—	—	8,366	70,347
Reinvested	—	—	1,385	3,365
Redeemed	—	—	(23,600)	(178,227)

Change in Class L Shares	—	—	(13,849)	(104,515)

Class R2
Issued	1,308	2,758	870	1,113
Reinvested	182	197	41	43
Redeemed	(2,744)	(3,649)	(1,178)	(2,554)

Change in Class R2 Shares	(1,254)	(694)	(267)	(1,398)

Class R3
Issued	663	315	483	1,080
Reinvested	9	5	18	13
Redeemed	(92)	(53)	(837)	(144)

Change in Class R3 Shares	580	267	(336)	949

Class R4
Issued	100	501	382	96
Reinvested	15	2	8	1
Redeemed	(125)	(7)	(58)	(3)

Change in Class R4 Shares	(10)	496	332	94

Class R5
Issued	6,191	10,054	1,916	223
Reinvested	699	846	30	3
Redeemed	(19,218)	(14,287)	(236)	(4)

Change in Class R5 Shares	(12,328)	(3,387)	1,710	222

Class R6
Issued	425,400	760,815	415,089	640,779
Reinvested	50,307	35,286	40,434	22,599
Redeemed	(344,355)	(199,142)	(283,365)	(99,842)

Change in Class R6 Shares	131,352	596,959	172,158	563,536

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2019	J.P. MORGAN INCOME FUNDS	327

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	JPMorgan Government Bond Fund		JPMorgan High Yield Fund
	Year Ended February 28, 2019	Year Ended February 28, 2018	Year Ended February 28, 2019	Year Ended February 28, 2018
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$133,776	$131,688	$360,123	$242,743
Distributions reinvested	4,798	5,428	34,482	38,738
Cost of shares redeemed	(193,721)	(220,828)	(459,838)	(610,140)

Change in net assets resulting from Class A capital transactions	$(55,147)	$(83,712)	$(65,233)	$(328,659)

Class C
Proceeds from shares issued	$6,491	$6,572	$12,771	$16,721
Distributions reinvested	514	747	6,764	8,612
Cost of shares redeemed	(16,447)	(30,815)	(45,425)	(75,122)

Change in net assets resulting from Class C capital transactions	$(9,442)	$(23,496)	$(25,890)	$(49,789)

Class I
Proceeds from shares issued	$491,847	$265,451	$2,043,979	$1,761,361
Distributions reinvested	12,478	12,951	146,798	174,005
Cost of shares redeemed	(196,212)	(324,723)	(1,953,565)	(4,955,589)

Change in net assets resulting from Class I capital transactions	$308,113	$(46,321)	$237,212	$(3,020,223)

Class R2
Proceeds from shares issued	$12,420	$18,557	$1,634	$2,771
Distributions reinvested	554	630	295	308
Cost of shares redeemed	(22,018)	(24,913)	(2,886)	(3,696)

Change in net assets resulting from Class R2 capital transactions	$(9,044)	$(5,726)	$(957)	$(617)

Class R3 (a)
Proceeds from shares issued	$14,551	$3,788	$309	$20
Distributions reinvested	71	34	11	— (b)
Cost of shares redeemed	(3,564)	(534)	(23)	—

Change in net assets resulting from Class R3 capital transactions	$11,058	$3,288	$297	$20

Class R4 (a)
Proceeds from shares issued	$4,694	$801	$24	$27
Distributions reinvested	75	7	2	1
Cost of shares redeemed	(1,206)	(70)	— (b)	— (b)

Change in net assets resulting from Class R4 capital transactions	$3,563	$738	$26	$28

Class R5
Proceeds from shares issued	$—	$—	$19,648	$26,062
Distributions reinvested	—	—	3,530	3,920
Cost of shares redeemed	—	—	(38,624)	(26,127)

Change in net assets resulting from Class R5 capital transactions	$—	$—	$(15,446)	$3,855

Class R6
Proceeds from shares issued	$215,955	$190,833	$1,064,563	$2,427,255
Distributions reinvested	6,081	3,152	271,304	261,716
Cost of shares redeemed	(79,438)	(50,469)	(1,726,233)	(3,294,722)

Change in net assets resulting from Class R6 capital transactions	$142,598	$143,516	$(390,366)	$(605,751)

Total change in net assets resulting from capital transactions	$391,699	$(11,713)	$(260,357)	$(4,001,136)

(a)	Commencement of offering of class of shares effective August 21, 2017 for JPMorgan High Yield Fund.
(b)	Amount rounds to less than one thousand.

SEE NOTES TO FINANCIAL STATEMENTS.

328	J.P. MORGAN INCOME FUNDS	FEBRUARY 28, 2019

	JPMorgan Government Bond Fund		JPMorgan High Yield Fund
	Year Ended February 28, 2019	Year Ended February 28, 2018	Year Ended February 28, 2019	Year Ended February 28, 2018
SHARE TRANSACTIONS:
Class A
Issued	13,052	12,507	50,682	32,741
Reinvested	469	516	4,864	5,234
Redeemed	(18,922)	(20,982)	(65,112)	(82,507)

Change in Class A Shares	(5,401)	(7,959)	(9,566)	(44,532)

Class C
Issued	635	627	1,780	2,251
Reinvested	51	71	952	1,162
Redeemed	(1,612)	(2,940)	(6,368)	(10,117)

Change in Class C Shares	(926)	(2,242)	(3,636)	(6,704)

Class I
Issued	47,876	25,273	285,913	236,228
Reinvested	1,220	1,231	20,570	23,389
Redeemed	(19,175)	(30,728)	(274,360)	(666,140)

Change in Class I Shares	29,921	(4,224)	32,123	(406,523)

Class R2
Issued	1,213	1,764	230	373
Reinvested	54	60	42	42
Redeemed	(2,153)	(2,371)	(404)	(500)

Change in Class R2 Shares	(886)	(547)	(132)	(85)

Class R3 (a)
Issued	1,426	360	43	3
Reinvested	7	3	1	— (b)
Redeemed	(349)	(51)	(3)	—

Change in Class R3 Shares	1,084	312	41	3

Class R4 (a)
Issued	460	77	3	4
Reinvested	7	1	— (b)	— (b)
Redeemed	(118)	(7)	— (b)	— (b)

Change in Class R4 Shares	349	71	3	4

Class R5
Issued	—	—	2,725	3,490
Reinvested	—	—	494	526
Redeemed	—	—	(5,365)	(3,508)

Change in Class R5 Shares	—	—	(2,146)	508

Class R6
Issued	21,108	18,004	148,209	324,517
Reinvested	595	301	38,034	35,190
Redeemed	(7,773)	(4,817)	(240,906)	(443,295)

Change in Class R6 Shares	13,930	13,488	(54,663)	(83,588)

(a)	Commencement of offering of class of shares effective August 21, 2017 for JPMorgan High Yield Fund.
(b)	Amount rounds to less than one thousand.

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2019	J.P. MORGAN INCOME FUNDS	329

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	JPMorgan Income Fund		JPMorgan Inflation Managed Bond Fund
	Year Ended February 28, 2019	Year Ended February 28, 2018	Year Ended February 28, 2019	Year Ended February 28, 2018
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$244,228	$74,035	$10,964	$11,323
Distributions reinvested	8,407	2,278	547	439
Cost of shares redeemed	(53,818)	(17,728)	(8,314)	(15,432)

Change in net assets resulting from Class A capital transactions	$198,817	$58,585	$3,197	$(3,670)

Class C
Proceeds from shares issued	$66,205	$19,240	$1,929	$1,742
Distributions reinvested	1,682	362	93	76
Cost of shares redeemed	(12,143)	(2,810)	(1,598)	(1,874)

Change in net assets resulting from Class C capital transactions	$55,744	$16,792	$424	$(56)

Class I
Proceeds from shares issued	$111,203	$23,957	$116,341	$119,209
Distributions reinvested	2,230	819	4,712	4,304
Cost of shares redeemed	(20,128)	(39,705)	(126,341)	(468,786)

Change in net assets resulting from Class I capital transactions	$93,305	$(14,929)	$(5,288)	$(345,273)

Class R5
Proceeds from shares issued	$—	$—	$11,894	$5,859
Distributions reinvested	—	—	53	32
Cost of shares redeemed	—	—	(3,800)	(559)

Change in net assets resulting from Class R5 capital transactions	$—	$—	$8,147	$5,332

Class R6
Proceeds from shares issued	$25,877	$70,000	$180,473	$514,485
Distributions reinvested	3,816	2,985	24,903	20,987
Cost of shares redeemed	(18,979)	(18)	(533,483)	(170,695)

Change in net assets resulting from Class R6 capital transactions	$10,714	$72,967	$(328,107)	$364,777

Total change in net assets resulting from capital transactions	$358,580	$133,415	$(321,627)	$21,110

SEE NOTES TO FINANCIAL STATEMENTS.

330	J.P. MORGAN INCOME FUNDS	FEBRUARY 28, 2019

	JPMorgan Income Fund		JPMorgan Inflation Managed Bond Fund
	Year Ended February 28, 2019	Year Ended February 28, 2018	Year Ended February 28, 2019	Year Ended February 28, 2018
SHARE TRANSACTIONS:
Class A
Issued	26,495	7,794	1,086	1,103
Reinvested	912	240	54	43
Redeemed	(5,852)	(1,868)	(828)	(1,504)

Change in Class A Shares	21,555	6,166	312	(358)

Class C
Issued	7,173	2,025	193	170
Reinvested	183	38	9	8
Redeemed	(1,315)	(298)	(160)	(183)

Change in Class C Shares	6,041	1,765	42	(5)

Class I
Issued	12,104	2,526	11,546	11,616
Reinvested	242	86	469	419
Redeemed	(2,179)	(4,184)	(12,546)	(45,648)

Change in Class I Shares	10,167	(1,572)	(531)	(33,613)

Class R5
Issued	—	—	1,170	567
Reinvested	—	—	5	3
Redeemed	—	—	(375)	(55)

Change in Class R5 Shares	—	—	800	515

Class R6
Issued	2,821	7,370	17,799	50,085
Reinvested	414	315	2,473	2,042
Redeemed	(2,068)	(2)	(52,870)	(16,656)

Change in Class R6 Shares	1,167	7,683	(32,598)	35,471

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2019	J.P. MORGAN INCOME FUNDS	331

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	JPMorgan Limited Duration Bond Fund		JPMorgan Mortgage-Backed Securities Fund
	Year Ended February 28, 2019	Year Ended February 28, 2018	Year Ended February 28, 2019	Year Ended February 28, 2018
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$117,622	$59,846	$51,040	$41,158
Distributions reinvested	2,880	1,681	3,116	3,352
Cost of shares redeemed	(89,191)	(90,060)	(57,511)	(76,049)

Change in net assets resulting from Class A capital transactions	$31,311	$(28,533)	$(3,355)	$(31,539)

Class C
Proceeds from shares issued	$10,259	$3,939	$2,180	$1,406
Distributions reinvested	272	243	252	345
Cost of shares redeemed	(7,476)	(27,709)	(4,245)	(7,751)

Change in net assets resulting from Class C capital transactions	$3,055	$(23,527)	$(1,813)	$(6,000)

Class I
Proceeds from shares issued	$259,894	$79,389	$403,520	$354,744
Distributions reinvested	4,913	2,544	24,015	24,627
Cost of shares redeemed	(199,054)	(105,446)	(359,488)	(496,184)

Change in net assets resulting from Class I capital transactions	$65,753	$(23,513)	$68,047	$(116,813)

Class R6
Proceeds from shares issued	$103,708	$86,371	$325,167	$176,644
Distributions reinvested	16,439	12,720	30,989	33,762
Cost of shares redeemed	(126,524)	(197,625)	(198,546)	(419,406)

Change in net assets resulting from Class R6 capital transactions	$(6,377)	$(98,534)	$157,610	$(209,000)

Total change in net assets resulting from capital transactions	$93,742	$(174,107)	$220,489	$(363,352)

SEE NOTES TO FINANCIAL STATEMENTS.

332	J.P. MORGAN INCOME FUNDS	FEBRUARY 28, 2019

	JPMorgan Limited Duration Bond Fund		JPMorgan Mortgage-Backed Securities Fund
	Year Ended February 28, 2019	Year Ended February 28, 2018	Year Ended February 28, 2019	Year Ended February 28, 2018
SHARE TRANSACTIONS:
Class A
Issued	11,792	5,972	4,543	3,587
Reinvested	289	168	278	292
Redeemed	(8,941)	(8,998)	(5,139)	(6,638)

Change in Class A Shares	3,140	(2,858)	(318)	(2,759)

Class C
Issued	1,041	397	200	125
Reinvested	27	25	23	31
Redeemed	(757)	(2,796)	(389)	(694)

Change in Class C Shares	311	(2,374)	(166)	(538)

Class I
Issued	26,065	7,936	36,865	31,674
Reinvested	493	254	2,199	2,203
Redeemed	(19,954)	(10,527)	(32,887)	(44,294)

Change in Class I Shares	6,604	(2,337)	6,177	(10,417)

Class R6
Issued	10,379	8,601	29,697	15,715
Reinvested	1,647	1,269	2,839	3,020
Redeemed	(12,667)	(19,725)	(18,198)	(37,471)

Change in Class R6 Shares	(641)	(9,855)	14,338	(18,736)

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2019	J.P. MORGAN INCOME FUNDS	333

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	JPMorgan Short Duration Bond Fund		JPMorgan Short Duration Core Plus Fund
	Year Ended February 28, 2019	Year Ended February 28, 2018	Year Ended February 28, 2019	Year Ended February 28, 2018
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$314,348	$112,705	$126,531	$8,924
Distributions reinvested	4,028	4,986	1,797	152
Cost of shares redeemed	(409,462)	(260,753)	(38,418)	(3,323)

Change in net assets resulting from Class A capital transactions	$(91,086)	$(143,062)	$89,910	$5,753

Class C
Proceeds from shares issued	$9,780	$4,556	$4,579	$627
Distributions reinvested	319	306	64	35
Cost of shares redeemed	(15,728)	(58,967)	(852)	(717)

Change in net assets resulting from Class C capital transactions	$(5,629)	$(54,105)	$3,791	$(55)

Class I
Proceeds from shares issued	$185,855	$502,029	$100,030	$25,601
Distributions reinvested	14,939	9,195	2,306	1,477
Cost of shares redeemed	(475,658)	(2,354,349)	(34,415)	(94,353)

Change in net assets resulting from Class I capital transactions	$(274,864)	$(1,843,125)	$67,921	$(67,275)

Class R6
Proceeds from shares issued	$1,064,504	$1,581,425	$23,304	$2,826
Distributions reinvested	39,725	22,300	931	266
Cost of shares redeemed	(1,238,795)	(1,911,210)	(8,669)	(7,461)

Change in net assets resulting from Class R6 capital transactions	$(134,566)	$(307,485)	$15,566	$(4,369)

Total change in net assets resulting from capital transactions	$(506,145)	$(2,347,777)	$177,188	$(65,946)

SEE NOTES TO FINANCIAL STATEMENTS.

334	J.P. MORGAN INCOME FUNDS	FEBRUARY 28, 2019

	JPMorgan Short Duration Bond Fund		JPMorgan Short Duration Core Plus Fund
	Year Ended February 28, 2019	Year Ended February 28, 2018	Year Ended February 28, 2019	Year Ended February 28, 2018
SHARE TRANSACTIONS:
Class A
Issued	29,473	10,444	13,537	943
Reinvested	377	462	192	16
Redeemed	(38,365)	(24,203)	(4,115)	(348)

Change in Class A Shares	(8,515)	(13,297)	9,614	611

Class C
Issued	910	420	491	65
Reinvested	30	28	7	4
Redeemed	(1,464)	(5,430)	(91)	(75)

Change in Class C Shares	(524)	(4,982)	407	(6)

Class I
Issued	17,394	46,497	10,718	2,680
Reinvested	1,399	853	247	155
Redeemed	(44,518)	(217,644)	(3,678)	(9,905)

Change in Class I Shares	(25,725)	(170,294)	7,287	(7,070)

Class R6
Issued	99,661	146,199	2,496	296
Reinvested	3,720	2,068	100	28
Redeemed	(115,965)	(176,910)	(926)	(776)

Change in Class R6 Shares	(12,584)	(28,643)	1,670	(452)

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2019	J.P. MORGAN INCOME FUNDS	335

STATEMENT OF CASH FLOWS

FOR THE YEAR ENDED FEBRUARY 28, 2019

(Amounts in thousands)

JPMorgan Income Fund
INCREASE (DECREASE) IN CASH
Cash flows provided (used) by operating activities:
Net increase in net assets resulting from operations	$19,583

Adjustments to reconcile net increase/decrease in net assets resulting from operations to net cash provided (used) by operating activities:
Purchase of investment securities	(525,525)
Proceeds from disposition of investment securities	174,096
Covers on investment securities sold short	(27,085)
Proceeds from investment securities sold short	27,084
Purchases of short-term investments — affiliates, net	(23,746)
Change in unrealized (appreciation)/depreciation on investments	(3,074)
Change in unrealized (appreciation)/depreciation on options purchased	(61)
Net realized (gain)/loss on investments in non-affiliates	2,646
Net realized (gain)/loss on investments in affiliates	(1)
Net realized (gain)/loss on options purchased	298
Net realized (gain)/loss on securities sold short	1
Net amortization (accretion) of income	5,574
Increase in interest and dividends receivable from non-affiliates	(3,158)
Increase in dividends receivable from affiliates	(20)
Increase in securities lending income	(6)
Increase in variation margin receivable	(219)
Increase in other assets	(22)
Increase in due from custodian	(1,667)
Increase in collateral received on securities loaned	11,758
Decrease in outstanding swap contracts, at value, net	(869)
Decrease in variation margin payable	(124)
Decrease in investment advisory fees payable	(179)
Increase in distribution fees payable	64
Increase in service fees payable	2
Increase in custodian and accounting fees payable	14
Increase in collateral management fees payable	9
Increase in other accrued expenses payable	286
Decrease in outstanding options written, at value	(4)

Net cash provided (used) by operating activities	(344,345)

Cash flows provided (used) by financing activities:
Proceeds from shares issued	449,407
Payment for shares redeemed	(104,320)
Cash distributions paid to shareholders (net of reinvestments of $16,135)	(286)

Net cash provided (used) by financing activities	344,801

Cash:
Net increase (decrease) in unrestricted and restricted cash and deposits at broker	456
Restricted and unrestricted cash and deposits at broker at beginning of period	1,604

Restricted and unrestricted cash and deposits at broker at end of period	$2,060

Supplemental disclosure of cash flow information:

For the year ended February 28, 2019 the Fund paid approximately $1,000 in interest expenses to affiliates.

For purposes of reporting the Statement of Cash Flows, the Fund considers all cash accounts that are not subject to withdrawal restrictions or penalties to be cash equivalents.

SEE NOTES TO FINANCIAL STATEMENTS.

336	J.P. MORGAN INCOME FUNDS	FEBRUARY 28, 2019

Reconciliation of restricted and unrestricted cash and deposit at broker at the end of period to the Statements of Assets and Liabilities:

	February 28, 2018	February 28, 2019
Cash	$962	$—
Deposits at broker:
Futures contracts	367	2,060
Centrally cleared swaps	275	—

	$1,604	$2,060

JPMorgan Mortgage-Backed Securities Fund
INCREASE (DECREASE) IN CASH
Cash flows provided (used) by operating activities:
Net increase in net assets resulting from operations	$72,971

Adjustments to reconcile net increase/decrease in net assets resulting from operations to net cash provided (used) by operating activities:
Purchase of investment securities	(559,982)
Proceeds from disposition of investment securities	438,098
Purchase of short-term investments—affiliates, net	(100,642)
Change in unrealized (appreciation)/depreciation on investments	(7,065)
Net realized (gain)/loss on investments in non-affiliates	(1,127)
Net realized (gain)/loss on investments in affiliates	(1)
Net amortization (accretion) of income	4,948
Increase in interest and dividends receivable from non-affiliates	(507)
Increase in dividends receivable from affiliates	(243)
Decrease in investment advisory fees payable	(35)
Decrease in distribution fees payable	(2)
Decrease in service fees payable	(9)
Decrease in custodian and accounting fees payable	(5)
Decrease in other accrued expenses payable	(66)

Net cash provided (used) by operating activities	(153,667)

Cash flows provided (used) by financing activities:
Increase in due to custodian	34
Proceeds from shares issued	780,643
Payment for shares redeemed	(620,161)
Cash distributions paid to shareholders (net of reinvestments of $58,372)	(6,891)

Net cash provided (used) by financing activities	153,625

Cash:
Net increase (decrease) in unrestricted and restricted cash	(42)
Restricted and unrestricted cash at beginning of period	42

Restricted and unrestricted cash at end of period	$—

Supplemental disclosure of cash flow information:

For the year ended February 28, 2019, the Fund paid approximately $1,000 in interest expenses to affiliates.

For purposes of reporting the Statement of Cash Flows, the Fund considers all cash accounts that are not subject to withdrawal restrictions or penalties to be cash equivalents.

Reconciliation of restricted and unrestricted cash at the end of period to the Statements of Assets and Liabilities:

	February 28, 2018	February 28, 2019
Cash	$42	$—

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2019	J.P. MORGAN INCOME FUNDS	337

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan Core Bond Fund
Class A
Year Ended February 28, 2019	$11.33	$0.29	$0.01	$0.30	$(0.29)	$(0.01)	$(0.30)
Year Ended February 28, 2018	11.55	0.28	(0.19)	0.09	(0.28)	(0.03)	(0.31)
Year Ended February 28, 2017	11.75	0.26	(0.16)	0.10	(0.26)	(0.04)	(0.30)
Year Ended February 29, 2016	11.84	0.25	(0.07)	0.18	(0.25)	(0.02)	(0.27)
Year Ended February 28, 2015	11.65	0.27	0.20	0.47	(0.27)	(0.01)	(0.28)

Class C
Year Ended February 28, 2019	11.41	0.22	— (f)	0.22	(0.22)	(0.01)	(0.23)
Year Ended February 28, 2018	11.63	0.21	(0.19)	0.02	(0.21)	(0.03)	(0.24)
Year Ended February 28, 2017	11.82	0.19	(0.16)	0.03	(0.18)	(0.04)	(0.22)
Year Ended February 29, 2016	11.90	0.17	(0.06)	0.11	(0.17)	(0.02)	(0.19)
Year Ended February 28, 2015	11.71	0.19	0.21	0.40	(0.20)	(0.01)	(0.21)

Class I
Year Ended February 28, 2019	11.32	0.32	0.01	0.33	(0.32)	(0.01)	(0.33)
Year Ended February 28, 2018	11.55	0.31	(0.20)	0.11	(0.31)	(0.03)	(0.34)
Year Ended February 28, 2017	11.74	0.28	(0.14)	0.14	(0.29)	(0.04)	(0.33)
Year Ended February 29, 2016	11.83	0.27	(0.07)	0.20	(0.27)	(0.02)	(0.29)
Year Ended February 28, 2015	11.64	0.28	0.21	0.49	(0.29)	(0.01)	(0.30)

Class R2
Year Ended February 28, 2019	11.32	0.25	— (f)	0.25	(0.25)	(0.01)	(0.26)
Year Ended February 28, 2018	11.54	0.24	(0.19)	0.05	(0.24)	(0.03)	(0.27)
Year Ended February 28, 2017	11.73	0.23	(0.14)	0.09	(0.24)	(0.04)	(0.28)
Year Ended February 29, 2016	11.82	0.22	(0.07)	0.15	(0.22)	(0.02)	(0.24)
Year Ended February 28, 2015	11.63	0.24	0.20	0.44	(0.24)	(0.01)	(0.25)

Class R3
Year Ended February 28, 2019	11.30	0.28	0.01	0.29	(0.28)	(0.01)	(0.29)
Year Ended February 28, 2018	11.53	0.27	(0.20)	0.07	(0.27)	(0.03)	(0.30)
September 9, 2016 (g) through February 28, 2017	11.93	0.12	(0.35)	(0.23)	(0.13)	(0.04)	(0.17)

Class R4
Year Ended February 28, 2019	11.31	0.31	— (f)	0.31	(0.31)	(0.01)	(0.32)
Year Ended February 28, 2018	11.54	0.31	(0.21)	0.10	(0.30)	(0.03)	(0.33)
September 9, 2016 (g) through February 28, 2017	11.93	0.13	(0.34)	(0.21)	(0.14)	(0.04)	(0.18)

Class R5
Year Ended February 28, 2019	11.31	0.32	— (f)	0.32	(0.32)	(0.01)	(0.33)
Year Ended February 28, 2018	11.53	0.32	(0.19)	0.13	(0.32)	(0.03)	(0.35)
Year Ended February 28, 2017	11.72	0.30	(0.15)	0.15	(0.30)	(0.04)	(0.34)
Year Ended February 29, 2016	11.82	0.28	(0.07)	0.21	(0.29)	(0.02)	(0.31)
Year Ended February 28, 2015	11.63	0.30	0.21	0.51	(0.31)	(0.01)	(0.32)

Class R6
Year Ended February 28, 2019	11.34	0.34	— (f)	0.34	(0.34)	(0.01)	(0.35)
Year Ended February 28, 2018	11.56	0.33	(0.19)	0.14	(0.33)	(0.03)	(0.36)
Year Ended February 28, 2017	11.75	0.31	(0.15)	0.16	(0.31)	(0.04)	(0.35)
Year Ended February 29, 2016	11.84	0.30	(0.07)	0.23	(0.30)	(0.02)	(0.32)
Year Ended February 28, 2015	11.65	0.31	0.21	0.52	(0.32)	(0.01)	(0.33)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Calculated based upon average shares outstanding.
(c)	Not annualized for periods less than one year.
(d)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(e)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(f)	Amount rounds to less than $0.005.
(g)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

338	J.P. MORGAN INCOME FUNDS	FEBRUARY 28, 2019

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (c)(d)	Net assets, end of period (000’s)	Net expenses (e)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (c)

$11.33	2.71%	$1,877,469	0.75%	2.58%	0.90%	23%
11.33	0.73	2,146,164	0.75	2.42	0.92	26
11.55	0.91	2,567,827	0.74	2.21	0.98	23
11.75	1.57	3,071,916	0.74	2.11	0.98	22
11.84	4.16	5,034,237	0.74	2.27	0.96	15

11.40	1.98	524,049	1.35	1.98	1.40	23
11.41	0.10	638,131	1.36	1.81	1.41	26
11.63	0.31	914,004	1.39	1.57	1.46	23
11.82	0.98	978,417	1.39	1.47	1.45	22
11.90	3.45	1,047,962	1.39	1.62	1.46	15

11.32	2.97	7,302,212	0.50	2.84	0.65	23
11.32	0.89	7,208,052	0.50	2.67	0.66	26
11.55	1.18	12,046,116	0.55	2.42	0.71	23
11.74	1.77	11,761,684	0.57	2.29	0.71	22
11.83	4.32	12,232,357	0.57	2.43	0.71	15

11.31	2.27	88,087	1.10	2.23	1.16	23
11.32	0.41	102,320	1.06	2.11	1.20	26
11.54	0.75	112,325	0.99	1.97	1.36	23
11.73	1.32	113,488	0.99	1.87	1.34	22
11.82	3.90	118,352	0.99	2.01	1.24	15

11.30	2.63	10,001	0.85	2.50	0.90	23
11.30	0.57	3,443	0.85	2.32	0.94	26
11.53	(1.89)	439	0.86	2.15	0.93	23

11.30	2.78	5,521	0.60	2.74	0.65	23
11.31	0.81	5,637	0.59	2.71	0.72	26
11.54	(1.73)	20	0.64	2.35	0.70	23

11.30	2.94	251,174	0.45	2.88	0.50	23
11.31	1.03	390,635	0.45	2.72	0.51	26
11.53	1.30	437,365	0.44	2.52	0.53	23
11.72	1.83	446,658	0.44	2.42	0.52	22
11.82	4.49	360,868	0.44	2.56	0.52	15

11.33	3.03	19,492,809	0.35	2.99	0.40	23
11.34	1.13	18,010,360	0.35	2.83	0.40	26
11.56	1.40	11,462,704	0.34	2.61	0.40	23
11.75	2.00	13,142,391	0.34	2.52	0.41	22
11.84	4.53	9,552,192	0.38	2.62	0.44	15

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2019	J.P. MORGAN INCOME FUNDS	339

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan Core Plus Bond Fund
Class A
Year Ended February 28, 2019	$8.09	$0.23	$0.01	$0.24	$(0.23)	$—	$(0.23)
Year Ended February 28, 2018	8.22	0.22	(0.14)	0.08	(0.21)	—	(0.21)
Year Ended February 28, 2017	8.15	0.20	0.07	0.27	(0.20)	—	(0.20)
Year Ended February 29, 2016	8.40	0.24	(0.23)	0.01	(0.24)	(0.02)	(0.26)
Year Ended February 28, 2015	8.31	0.27	0.15	0.42	(0.27)	(0.06)	(0.33)

Class C
Year Ended February 28, 2019	8.14	0.18	— (f)	0.18	(0.17)	—	(0.17)
Year Ended February 28, 2018	8.26	0.17	(0.13)	0.04	(0.16)	—	(0.16)
Year Ended February 28, 2017	8.19	0.15	0.07	0.22	(0.15)	—	(0.15)
Year Ended February 29, 2016	8.44	0.18	(0.23)	(0.05)	(0.18)	(0.02)	(0.20)
Year Ended February 28, 2015	8.35	0.22	0.14	0.36	(0.21)	(0.06)	(0.27)

Class I
Year Ended February 28, 2019	8.09	0.26	— (f)	0.26	(0.25)	—	(0.25)
Year Ended February 28, 2018	8.22	0.24	(0.13)	0.11	(0.24)	—	(0.24)
Year Ended February 28, 2017	8.14	0.23	0.07	0.30	(0.22)	—	(0.22)
Year Ended February 29, 2016	8.39	0.25	(0.23)	0.02	(0.25)	(0.02)	(0.27)
Year Ended February 28, 2015	8.30	0.28	0.14	0.42	(0.27)	(0.06)	(0.33)

Class L
Year Ended February 28, 2019	8.10	0.25	0.01	0.26	(0.25)	—	(0.25)
Year Ended February 28, 2018	8.22	0.24	(0.13)	0.11	(0.23)	—	(0.23)
Year Ended February 28, 2017	8.16	0.22	0.06	0.28	(0.22)	—	(0.22)
Year Ended February 29, 2016	8.40	0.26	(0.22)	0.04	(0.26)	(0.02)	(0.28)
Year Ended February 28, 2015	8.32	0.28	0.15	0.43	(0.29)	(0.06)	(0.35)

Class R2
Year Ended February 28, 2019	8.09	0.20	0.01	0.21	(0.20)	—	(0.20)
Year Ended February 28, 2018	8.21	0.19	(0.13)	0.06	(0.18)	—	(0.18)
Year Ended February 28, 2017	8.14	0.17	0.07	0.24	(0.17)	—	(0.17)
Year Ended February 29, 2016	8.39	0.20	(0.23)	(0.03)	(0.20)	(0.02)	(0.22)
Year Ended February 28, 2015	8.30	0.23	0.15	0.38	(0.23)	(0.06)	(0.29)

Class R3
Year Ended February 28, 2019	8.08	0.22	0.01	0.23	(0.22)	—	(0.22)
Year Ended February 28, 2018	8.21	0.20	(0.12)	0.08	(0.21)	—	(0.21)
September 9, 2016 (g) through February 28, 2017	8.39	0.09	(0.18)	(0.09)	(0.09)	—	(0.09)

Class R4
Year Ended February 28, 2019	8.09	0.24	— (f)	0.24	(0.24)	—	(0.24)
Year Ended February 28, 2018	8.21	0.23	(0.13)	0.10	(0.22)	—	(0.22)
September 9, 2016 (g) through February 28, 2017	8.39	0.10	(0.18)	(0.08)	(0.10)	—	(0.10)

Class R5
Year Ended February 28, 2019	8.09	0.26	— (f)	0.26	(0.25)	—	(0.25)
Year Ended February 28, 2018	8.22	0.24	(0.14)	0.10	(0.23)	—	(0.23)
September 9, 2016 (g) through February 28, 2017	8.39	0.10	(0.16)	(0.06)	(0.11)	—	(0.11)

Class R6
Year Ended February 28, 2019	8.10	0.26	— (f)	0.26	(0.26)	—	(0.26)
Year Ended February 28, 2018	8.22	0.25	(0.13)	0.12	(0.24)	—	(0.24)
Year Ended February 28, 2017	8.15	0.23	0.07	0.30	(0.23)	—	(0.23)
Year Ended February 29, 2016	8.40	0.26	(0.22)	0.04	(0.27)	(0.02)	(0.29)
Year Ended February 28, 2015	8.31	0.29	0.15	0.44	(0.29)	(0.06)	(0.35)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Calculated based upon average shares outstanding.
(c)	Not annualized for periods less than one year.
(d)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(e)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(f)	Amount rounds to less than $0.005.
(g)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

340	J.P. MORGAN INCOME FUNDS	FEBRUARY 28, 2019

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (c)(d)	Net assets, end of period (000’s)	Net expenses (e)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (c)

$8.10	3.00%	$1,258,207	0.74%	2.88%	0.91%	51%
8.09	0.98	1,016,261	0.74	2.65	0.92	42
8.22	3.34	1,074,610	0.74	2.44	1.03	59
8.15	0.09	836,190	0.75	2.88	1.02	45
8.40	5.10	596,507	0.74	3.18	0.97	52

8.15	2.31	174,310	1.39	2.22	1.41	51
8.14	0.43	208,888	1.39	2.00	1.41	42
8.26	2.64	276,380	1.39	1.80	1.48	59
8.19	(0.60)	263,986	1.40	2.23	1.49	45
8.44	4.37	254,815	1.39	2.58	1.46	52

8.10	3.30	1,765,753	0.45	3.19	0.66	51
8.09	1.27	1,179,405	0.45	2.94	0.67	42
8.22	3.74	1,190,948	0.45	2.75	0.74	59
8.14	0.21	432,632	0.64	3.00	0.69	45
8.39	5.20	1,542,145	0.64	3.32	0.69	52

8.11	3.26	331,602	0.48	3.13	0.50	51
8.10	1.36	443,474	0.48	2.92	0.51	42
8.22	3.46	1,309,781	0.48	2.70	0.56	59
8.16	0.49	804,375	0.49	3.14	0.55	45
8.40	5.24	618,643	0.48	3.39	0.54	52

8.10	2.59	20,410	1.14	2.48	1.19	51
8.09	0.69	22,556	1.14	2.25	1.21	42
8.21	2.91	34,380	1.14	2.05	1.41	59
8.14	(0.34)	34,621	1.15	2.48	1.41	45
8.39	4.70	19,108	1.14	2.79	1.31	52

8.09	2.85	4,976	0.89	2.70	0.91	51
8.08	0.91	7,688	0.89	2.48	0.93	42
8.21	(1.07)	20	0.93	2.22	0.95	59

8.09	2.99	3,461	0.64	3.05	0.66	51
8.09	1.21	773	0.64	2.76	0.87	42
8.21	(0.95)	20	0.68	2.46	0.70	59

8.10	3.27	15,665	0.48	3.22	0.51	51
8.09	1.23	1,810	0.49	2.90	0.57	42
8.22	(0.75)	20	0.49	2.65	0.51	59

8.10	3.23	10,447,374	0.39	3.24	0.41	51
8.10	1.46	9,043,535	0.39	2.99	0.41	42
8.22	3.68	4,548,970	0.39	2.79	0.42	59
8.15	0.43	2,388,798	0.40	3.22	0.42	45
8.40	5.44	830,958	0.39	3.48	0.43	52

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2019	J.P. MORGAN INCOME FUNDS	341

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan Government Bond Fund
Class A
Year Ended February 28, 2019	$10.27	$0.23	(e)	$0.04	$0.27	$(0.22)	$—	$(0.22)
Year Ended February 28, 2018	10.54	0.22	(e)	(0.26)	(0.04)	(0.22)	(0.01)	(0.23)
Year Ended February 28, 2017	10.86	0.22	(e)	(0.28)	(0.06)	(0.22)	(0.04)	(0.26)
Year Ended February 29, 2016	11.02	0.23	(e)	— (f)	0.23	(0.24)	(0.15)	(0.39)
Year Ended February 28, 2015	11.03	0.27		0.19	0.46	(0.26)	(0.21)	(0.47)

Class C
Year Ended February 28, 2019	10.24	0.17	(e)	0.04	0.21	(0.16)	—	(0.16)
Year Ended February 28, 2018	10.50	0.15	(e)	(0.25)	(0.10)	(0.15)	(0.01)	(0.16)
Year Ended February 28, 2017	10.83	0.15	(e)	(0.29)	(0.14)	(0.15)	(0.04)	(0.19)
Year Ended February 29, 2016	10.98	0.15	(e)	0.01	0.16	(0.16)	(0.15)	(0.31)
Year Ended February 28, 2015	10.99	0.19		0.19	0.38	(0.18)	(0.21)	(0.39)

Class I
Year Ended February 28, 2019	10.26	0.25	(e)	0.06	0.31	(0.25)	—	(0.25)
Year Ended February 28, 2018	10.53	0.25	(e)	(0.26)	(0.01)	(0.25)	(0.01)	(0.26)
Year Ended February 28, 2017	10.86	0.25	(e)	(0.29)	(0.04)	(0.25)	(0.04)	(0.29)
Year Ended February 29, 2016	11.02	0.26	(e)	— (f)	0.26	(0.27)	(0.15)	(0.42)
Year Ended February 28, 2015	11.03	0.31		0.18	0.49	(0.29)	(0.21)	(0.50)

Class R2
Year Ended February 28, 2019	10.26	0.19	(e)	0.05	0.24	(0.19)	—	(0.19)
Year Ended February 28, 2018	10.53	0.19	(e)	(0.26)	(0.07)	(0.19)	(0.01)	(0.20)
Year Ended February 28, 2017	10.85	0.20	(e)	(0.28)	(0.08)	(0.20)	(0.04)	(0.24)
Year Ended February 29, 2016	11.01	0.20	(e)	0.01	0.21	(0.22)	(0.15)	(0.37)
Year Ended February 28, 2015	11.02	0.25		0.18	0.43	(0.23)	(0.21)	(0.44)

Class R3
Year Ended February 28, 2019	10.27	0.22	(e)	0.05	0.27	(0.22)	—	(0.22)
Year Ended February 28, 2018	10.53	0.21	(e)	(0.25)	(0.04)	(0.21)	(0.01)	(0.22)
September 9, 2016 (g) through February 28, 2017	10.90	0.09	(e)	(0.32)	(0.23)	(0.10)	(0.04)	(0.14)

Class R4
Year Ended February 28, 2019	10.26	0.24	(e)	0.05	0.29	(0.24)	—	(0.24)
Year Ended February 28, 2018	10.53	0.24	(e)	(0.26)	(0.02)	(0.24)	(0.01)	(0.25)
September 9, 2016 (g) through February 28, 2017	10.90	0.10	(e)	(0.32)	(0.22)	(0.11)	(0.04)	(0.15)

Class R6
Year Ended February 28, 2019	10.26	0.27	(e)	0.05	0.32	(0.27)	—	(0.27)
Year Ended February 28, 2018	10.53	0.26	(e)	(0.26)	— (f)	(0.26)	(0.01)	(0.27)
August 1, 2016 (g) through February 28, 2017	10.97	0.14	(e)	(0.40)	(0.26)	(0.14)	(0.04)	(0.18)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Not annualized for periods less than one year.
(c)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(d)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(e)	Calculated based upon average shares outstanding.
(f)	Amount rounds to less than $0.005.
(g)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

342	J.P. MORGAN INCOME FUNDS	FEBRUARY 28, 2019

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets, end of period (000’s)	Net expenses (d)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)

$10.32	2.71%	$378,477	0.74%	2.22%	0.93%	10%
10.27	(0.43)	432,065	0.74	2.08	0.94	15
10.54	(0.57)	527,069	0.74	2.07	1.13	15
10.86	2.16	574,262	0.75	2.13	1.13	15
11.02	4.23	583,764	0.75	2.47	1.09	18

10.29	2.09	33,288	1.35	1.62	1.42	10
10.24	(0.96)	42,602	1.36	1.46	1.43	15
10.50	(1.36)	67,251	1.43	1.38	1.49	15
10.83	1.49	73,435	1.48	1.40	1.52	15
10.98	3.47	77,471	1.48	1.74	1.57	18

10.32	3.09	892,985	0.47	2.49	0.67	10
10.26	(0.16)	581,435	0.47	2.35	0.69	15
10.53	(0.38)	640,915	0.47	2.34	0.83	15
10.86	2.46	597,868	0.48	2.40	0.81	15
11.02	4.51	556,051	0.48	2.74	0.82	18

10.31	2.36	41,890	1.09	1.87	1.19	10
10.26	(0.74)	50,768	1.06	1.76	1.23	15
10.53	(0.82)	57,838	0.99	1.82	1.42	15
10.85	1.92	61,217	1.00	1.88	1.41	15
11.01	3.95	53,792	1.00	2.21	1.37	18

10.32	2.62	14,896	0.84	2.11	0.92	10
10.27	(0.40)	3,696	0.84	1.99	0.95	15
10.53	(2.18)	499	0.83	1.89	0.93	15

10.31	2.88	4,367	0.59	2.37	0.67	10
10.26	(0.27)	757	0.59	2.25	1.01	15
10.53	(2.09)	33	0.64	2.01	0.72	15

10.31	3.12	347,741	0.34	2.62	0.42	10
10.26	(0.03)	203,083	0.34	2.49	0.42	15
10.53	(2.37)	66,335	0.34	2.33	0.43	15

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2019	J.P. MORGAN INCOME FUNDS	343

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain		Total distributions
JPMorgan High Yield Fund
Class A
Year Ended February 28, 2019	$7.28	$0.39	$(0.14)	$0.25	$(0.40)	$—		$(0.40)
Year Ended February 28, 2018	7.44	0.39	(0.15)	0.24	(0.40)	—		(0.40)
Year Ended February 28, 2017	6.65	0.39	0.79	1.18	(0.39)	—		(0.39)
Year Ended February 29, 2016	7.71	0.40	(1.06)	(0.66)	(0.40)	—	(f)	(0.40)
Year Ended February 28, 2015	8.08	0.41	(0.19)	0.22	(0.42)	(0.17)		(0.59)

Class C
Year Ended February 28, 2019	7.30	0.36	(0.16)	0.20	(0.36)	—		(0.36)
Year Ended February 28, 2018	7.45	0.35	(0.14)	0.21	(0.36)	—		(0.36)
Year Ended February 28, 2017	6.66	0.35	0.79	1.14	(0.35)	—		(0.35)
Year Ended February 29, 2016	7.72	0.36	(1.06)	(0.70)	(0.36)	—	(f)	(0.36)
Year Ended February 28, 2015	8.09	0.36	(0.19)	0.17	(0.37)	(0.17)		(0.54)

Class I
Year Ended February 28, 2019	7.32	0.41	(0.14)	0.27	(0.42)	—		(0.42)
Year Ended February 28, 2018	7.48	0.41	(0.15)	0.26	(0.42)	—		(0.42)
Year Ended February 28, 2017	6.68	0.40	0.80	1.20	(0.40)	—		(0.40)
Year Ended February 29, 2016	7.75	0.42	(1.07)	(0.65)	(0.42)	—	(f)	(0.42)
Year Ended February 28, 2015	8.11	0.42	(0.18)	0.24	(0.43)	(0.17)		(0.60)

Class R2
Year Ended February 28, 2019	7.27	0.37	(0.14)	0.23	(0.38)	—		(0.38)
Year Ended February 28, 2018	7.43	0.37	(0.15)	0.22	(0.38)	—		(0.38)
Year Ended February 28, 2017	6.64	0.36	0.80	1.16	(0.37)	—		(0.37)
Year Ended February 29, 2016	7.70	0.38	(1.06)	(0.68)	(0.38)	—	(f)	(0.38)
Year Ended February 28, 2015	8.06	0.38	(0.18)	0.20	(0.39)	(0.17)		(0.56)

Class R3
Year Ended February 28, 2019	7.32	0.39	(0.15)	0.24	(0.39)	—		(0.39)
August 21, 2017 (g) through February 28, 2018	7.45	0.20	(0.10)	0.10	(0.23)	—		(0.23)

Class R4
Year Ended February 28, 2019	7.32	0.41	(0.15)	0.26	(0.41)	—		(0.41)
August 21, 2017 (g) through February 28, 2018	7.45	0.21	(0.10)	0.11	(0.24)	—		(0.24)

Class R5
Year Ended February 28, 2019	7.33	0.42	(0.15)	0.27	(0.42)	—		(0.42)
Year Ended February 28, 2018	7.49	0.42	(0.16)	0.26	(0.42)	—		(0.42)
Year Ended February 28, 2017	6.69	0.41	0.80	1.21	(0.41)	—		(0.41)
Year Ended February 29, 2016	7.75	0.42	(1.06)	(0.64)	(0.42)	—	(f)	(0.42)
Year Ended February 28, 2015	8.12	0.43	(0.19)	0.24	(0.44)	(0.17)		(0.61)

Class R6
Year Ended February 28, 2019	7.32	0.43	(0.15)	0.28	(0.43)	—		(0.43)
Year Ended February 28, 2018	7.48	0.42	(0.15)	0.27	(0.43)	—		(0.43)
Year Ended February 28, 2017	6.68	0.41	0.80	1.21	(0.41)	—		(0.41)
Year Ended February 29, 2016	7.74	0.42	(1.06)	(0.64)	(0.42)	—	(f)	(0.42)
Year Ended February 28, 2015	8.11	0.43	(0.19)	0.24	(0.44)	(0.17)		(0.61)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Calculated based upon average shares outstanding.
(c)	Not annualized for periods less than one year.
(d)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(e)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(f)	Amount rounds to less than $0.005.
(g)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

344	J.P. MORGAN INCOME FUNDS	FEBRUARY 28, 2019

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (c)(d)	Net assets, end of period (000’s)	Net expenses (e)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (c)

$7.13	3.62%	$550,227	0.99%	5.52%	1.22%	47%
7.28	3.30	632,060	0.99	5.27	1.23	47
7.44	18.04	977,249	0.99	5.38	1.32	52
6.65	(8.73)	859,215	1.00	5.52	1.37	52
7.71	2.86	831,346	0.99	5.14	1.35	52

7.14	2.95	129,121	1.49	5.01	1.72	47
7.30	2.92	158,458	1.49	4.77	1.72	47
7.45	17.38	211,878	1.52	4.84	1.81	52
6.66	(9.26)	197,406	1.55	4.92	1.85	52
7.72	2.27	278,495	1.58	4.55	1.84	52

7.17	3.86	3,482,173	0.74	5.77	1.00	47
7.32	3.54	3,322,653	0.74	5.52	0.99	47
7.48	18.40	6,435,665	0.77	5.58	1.10	52
6.68	(8.64)	4,480,999	0.80	5.66	1.12	52
7.75	3.16	7,089,261	0.83	5.30	1.09	52

7.12	3.27	6,679	1.34	5.16	1.58	47
7.27	2.97	7,794	1.33	4.94	1.59	47
7.43	17.74	8,591	1.29	5.08	1.79	52
6.64	(9.06)	8,533	1.30	5.19	1.82	52
7.70	2.62	10,544	1.33	4.80	1.68	52

7.17	3.51	316	1.09	5.50	1.30	47
7.32	1.34	20	1.09	5.20	1.25	47

7.17	3.77	53	0.84	5.70	1.37	47
7.32	1.49	27	0.84	5.47	1.01	47

7.18	3.91	55,422	0.69	5.80	0.82	47
7.33	3.59	72,349	0.69	5.58	0.82	47
7.49	18.40	70,096	0.72	5.64	0.86	52
6.69	(8.46)	57,112	0.75	5.73	0.88	52
7.75	3.06	76,869	0.78	5.36	0.90	52

7.17	4.02	4,335,468	0.59	5.92	0.71	47
7.32	3.70	4,829,597	0.59	5.68	0.71	47
7.48	18.49	5,558,568	0.65	5.71	0.73	52
6.68	(8.44)	3,685,406	0.70	5.91	0.76	52
7.74	3.10	1,983,909	0.73	5.41	0.80	52

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2019	J.P. MORGAN INCOME FUNDS	345

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net asset value, end of period	Total return (excludes sales charge) (b)(c)
JPMorgan Income Fund
Class A
Year Ended February 28, 2019	$9.36	$0.47	(f)	$(0.04)	$0.43	$(0.47)	$9.32	4.74%
Year Ended February 28, 2018	9.54	0.50	(f)	(0.19)	0.31	(0.49)	9.36	3.25
Year Ended February 28, 2017	9.10	0.49	(f)	0.44	0.93	(0.49)	9.54	10.36
Year Ended February 29, 2016	9.86	0.51	(f)	(0.77)	(0.26)	(0.50)	9.10	(2.76)
June 2, 2014 (h) through February 28, 2015	10.00	0.39		(0.15)	0.24	(0.38)	9.86	2.42

Class C
Year Ended February 28, 2019	9.36	0.42	(f)	(0.04)	0.38	(0.42)	9.32	4.16
Year Ended February 28, 2018	9.54	0.44	(f)	(0.19)	0.25	(0.43)	9.36	2.69
Year Ended February 28, 2017	9.10	0.45	(f)	0.43	0.88	(0.44)	9.54	9.76
Year Ended February 29, 2016	9.86	0.46	(f)	(0.78)	(0.32)	(0.44)	9.10	(3.29)
June 2, 2014 (h) through February 28, 2015	10.00	0.34		(0.15)	0.19	(0.33)	9.86	1.96

Class I
Year Ended February 28, 2019	9.35	0.50	(f)	(0.05)	0.45	(0.49)	9.31	5.03
Year Ended February 28, 2018	9.53	0.53	(f)	(0.20)	0.33	(0.51)	9.35	3.52
Year Ended February 28, 2017	9.10	0.52	(f)	0.42	0.94	(0.51)	9.53	10.53
Year Ended February 29, 2016	9.86	0.53	(f)	(0.77)	(0.24)	(0.52)	9.10	(2.50)
June 2, 2014 (h) through February 28, 2015	10.00	0.40		(0.15)	0.25	(0.39)	9.86	2.51

Class R6
Year Ended February 28, 2019	9.35	0.50	(f)	(0.05)	0.45	(0.49)	9.31	5.04
Year Ended February 28, 2018	9.53	0.52	(f)	(0.19)	0.33	(0.51)	9.35	3.53
Year Ended February 28, 2017	9.09	0.53	(f)	0.43	0.96	(0.52)	9.53	10.76
Year Ended February 29, 2016	9.86	0.54	(f)	(0.78)	(0.24)	(0.53)	9.09	(2.51)
June 2, 2014 (h) through February 28, 2015	10.00	0.41		(0.16)	0.25	(0.39)	9.86	2.59

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Not annualized for periods less than one year.
(c)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(d)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(e)

Commencing on February 28, 2019, the Fund presents portfolio turnover in two ways, one including securities sold short and the other excluding securities sold short. For periods prior to February 28, 2019, the Fund did not transact in securities sold short.

(f)	Calculated based upon average shares outstanding.
(g)	Certain non-recurring expenses incurred by the Fund were not annualized for the year ended February 29, 2016 and for the period ended February 28, 2015.
(h)	Commencement of operations.

SEE NOTES TO FINANCIAL STATEMENTS.

346	J.P. MORGAN INCOME FUNDS	FEBRUARY 28, 2019

	Ratios/Supplemental data
	Ratios to average net assets (a)
Net assets, end of period (000’s)	Net expenses (d)		Net investment income (loss)		Expenses without waivers, reimbursements and earnings credits		Portfolio turnover rate (excluding securities sold short) (b)(e)	Portfolio turnover rate (including securities sold short) (b)(e)

$280,513	0.64%		5.15%		1.08%		54%	62%
80,060	0.65		5.22		1.24		40	—
22,787	0.75		5.21		1.62		59	—
14,142	0.75	(g)	5.53	(g)	1.68	(g)	74	—
133	0.75	(g)	5.40	(g)	2.57	(g)	61	—

74,767	1.19		4.60		1.58		54	62
18,564	1.20		4.65		1.76		40	—
2,085	1.24		4.70		2.15		59	—
696	1.25	(g)	4.83	(g)	2.55	(g)	74	—
192	1.25	(g)	4.96	(g)	3.16	(g)	61	—

113,854	0.39		5.45		0.83		54	62
19,319	0.39		5.60		1.04		40	—
34,667	0.46		5.52		1.34		59	—
26,588	0.50	(g)	5.56	(g)	1.67	(g)	74	—
26,076	0.50	(g)	5.50	(g)	2.07	(g)	61	—

82,376	0.39		5.37		0.59		54	62
71,862	0.39		5.51		0.69		40	—
22	0.40		5.58		2.27		59	—
20	0.40	(g)	5.63	(g)	2.45	(g)	74	—
51	0.40	(g)	5.60	(g)	1.81	(g)	61	—

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2019	J.P. MORGAN INCOME FUNDS	347

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss) (a)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net asset value, end of period	Total return (excludes sales charge) (b)
JPMorgan Inflation Managed Bond Fund
Class A
Year Ended February 28, 2019	$10.15	$0.22		$(0.11)	$0.11	$(0.22)	$10.04	1.13%
Year Ended February 28, 2018	10.34	0.20		(0.19)	0.01	(0.20)	10.15	0.12
Year Ended February 28, 2017	10.14	0.18		0.19	0.37	(0.17)	10.34	3.63
Year Ended February 29, 2016	10.37	0.13		(0.22)	(0.09)	(0.14)	10.14	(0.85)
Year Ended February 28, 2015	10.51	0.12	(d)	(0.14)	(0.02)	(0.12)	10.37	(0.18)

Class C
Year Ended February 28, 2019	10.09	0.15		(0.10)	0.05	(0.16)	9.98	0.48
Year Ended February 28, 2018	10.29	0.13		(0.19)	(0.06)	(0.14)	10.09	(0.63)
Year Ended February 28, 2017	10.09	0.11		0.20	0.31	(0.11)	10.29	3.05
Year Ended February 29, 2016	10.33	0.07		(0.23)	(0.16)	(0.08)	10.09	(1.53)
Year Ended February 28, 2015	10.48	0.05	(d)	(0.13)	(0.08)	(0.07)	10.33	(0.82)

Class I
Year Ended February 28, 2019	10.15	0.24		(0.11)	0.13	(0.24)	10.04	1.28
Year Ended February 28, 2018	10.34	0.22		(0.19)	0.03	(0.22)	10.15	0.26
Year Ended February 28, 2017	10.14	0.20		0.19	0.39	(0.19)	10.34	3.83
Year Ended February 29, 2016	10.37	0.16		(0.23)	(0.07)	(0.16)	10.14	(0.70)
Year Ended February 28, 2015	10.51	0.13	(d)	(0.13)	— (e)	(0.14)	10.37	(0.04)

Class R5
Year Ended February 28, 2019	10.19	0.23		(0.10)	0.13	(0.24)	10.08	1.33
Year Ended February 28, 2018	10.39	0.21		(0.19)	0.02	(0.22)	10.19	0.23
Year Ended February 28, 2017	10.18	0.20		0.20	0.40	(0.19)	10.39	3.95
Year Ended February 29, 2016	10.41	0.16		(0.23)	(0.07)	(0.16)	10.18	(0.64)
Year Ended February 28, 2015	10.55	0.14	(d)	(0.14)	— (e)	(0.14)	10.41	0.02

Class R6
Year Ended February 28, 2019	10.16	0.25		(0.11)	0.14	(0.25)	10.05	1.41
Year Ended February 28, 2018	10.36	0.22		(0.19)	0.03	(0.23)	10.16	0.31
Year Ended February 28, 2017	10.15	0.21		0.20	0.41	(0.20)	10.36	4.05
Year Ended February 29, 2016	10.38	0.16		(0.22)	(0.06)	(0.17)	10.15	(0.56)
Year Ended February 28, 2015	10.52	0.14	(d)	(0.13)	0.01	(0.15)	10.38	0.07

(a)	Calculated based upon average shares outstanding.
(b)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(c)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(d)	Net investment income (loss) may appear disproportionate among the classes due to the timing of recognition of income and changes in the relative size of the classes.
(e)	Amount rounds to less than $0.005.

SEE NOTES TO FINANCIAL STATEMENTS.

348	J.P. MORGAN INCOME FUNDS	FEBRUARY 28, 2019

	Ratios/Supplemental data
	Ratios to average net assets
Net assets, end of period (000’s)	Net expenses (c)	Net investment income (loss)		Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate

$25,681	0.75%	2.16%		0.98%	74%
22,800	0.74	1.91		0.97	68
26,932	0.75	1.76		1.21	41
51,090	0.75	1.32		1.15	27
59,129	0.75	1.15	(d)	1.05	28

6,004	1.40	1.51		1.50	74
5,644	1.38	1.24		1.50	68
5,807	1.39	1.08		1.58	41
3,534	1.40	0.67		1.53	27
4,453	1.40	0.51	(d)	1.52	28

199,425	0.60	2.34		0.72	74
206,975	0.58	2.12		0.72	68
558,497	0.60	1.91		0.73	41
694,213	0.60	1.52		0.72	27
1,202,468	0.60	1.26	(d)	0.75	28

13,938	0.55	2.33		0.57	74
5,945	0.53	2.00		0.57	68
711	0.52	1.94		0.53	41
11,844	0.55	1.54		0.58	27
12,619	0.54	1.34	(d)	0.60	28

859,081	0.47	2.46		0.47	74
1,199,612	0.45	2.14		0.47	68
855,276	0.47	2.02		0.47	41
798,786	0.46	1.55		0.46	27
505,064	0.48	1.32	(d)	0.50	28

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2019	J.P. MORGAN INCOME FUNDS	349

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss) (a)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net asset value, end of period	Total return (excludes sales charge) (b)
JPMorgan Limited Duration Bond Fund
Class A
Year Ended February 28, 2019	$9.98	$0.21	$0.02	$0.23	$(0.21)	$10.00	2.34%
Year Ended February 28, 2018	9.99	0.14	(0.01)	0.13	(0.14)	9.98	1.27
Year Ended February 28, 2017	9.97	0.09	0.02	0.11	(0.09)	9.99	1.13
Year Ended February 29, 2016	10.02	0.07	(0.05)	0.02	(0.07)	9.97	0.19
Year Ended February 28, 2015	9.96	0.07	0.06	0.13	(0.07)	10.02	1.28

Class C
Year Ended February 28, 2019	9.87	0.16	0.02	0.18	(0.16)	9.89	1.86
Year Ended February 28, 2018	9.88	0.08	(0.01)	0.07	(0.08)	9.87	0.76
Year Ended February 28, 2017	9.86	0.04	0.02	0.06	(0.04)	9.88	0.63
Year Ended February 29, 2016	9.91	0.02	(0.05)	(0.03)	(0.02)	9.86	(0.31)
Year Ended February 28, 2015	9.86	0.02	0.05	0.07	(0.02)	9.91	0.72

Class I
Year Ended February 28, 2019	9.98	0.24	0.02	0.26	(0.24)	10.00	2.59
Year Ended February 28, 2018	9.99	0.16	(0.01)	0.15	(0.16)	9.98	1.53
Year Ended February 28, 2017	9.96	0.11	0.04	0.15	(0.12)	9.99	1.47
Year Ended February 29, 2016	10.02	0.10	(0.06)	0.04	(0.10)	9.96	0.35
Year Ended February 28, 2015	9.96	0.10	0.05	0.15	(0.09)	10.02	1.55

Class R6
Year Ended February 28, 2019	9.99	0.26	0.02	0.28	(0.26)	10.01	2.79
Year Ended February 28, 2018	10.00	0.18	(0.01)	0.17	(0.18)	9.99	1.73
Year Ended February 28, 2017	9.98	0.13	0.03	0.16	(0.14)	10.00	1.58
Year Ended February 29, 2016	10.03	0.11	(0.04)	0.07	(0.12)	9.98	0.66
Year Ended February 28, 2015	9.98	0.12	0.04	0.16	(0.11)	10.03	1.63

(a)	Calculated based upon average shares outstanding.
(b)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions. may differ from the net asset values and returns for shareholder transactions.

(c)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.

SEE NOTES TO FINANCIAL STATEMENTS.

350	J.P. MORGAN INCOME FUNDS	FEBRUARY 28, 2019

	Ratios/Supplemental data
	Ratios to average net assets
Net assets, end of period (000’s)	Net expenses (c)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate

$152,859	0.68%	2.14%	0.88%	28%
121,268	0.68	1.37	0.89	22
149,919	0.68	0.89	0.95	21
198,338	0.68	0.70	0.95	23
204,080	0.68	0.74	0.93	24

20,632	1.18	1.64	1.38	28
17,540	1.18	0.83	1.39	22
41,003	1.18	0.39	1.44	21
50,910	1.18	0.20	1.44	23
53,773	1.18	0.24	1.42	24

281,354	0.43	2.40	0.62	28
214,976	0.43	1.62	0.62	22
238,500	0.43	1.14	0.65	21
323,384	0.43	0.95	0.63	23
637,355	0.43	1.00	0.65	24

652,843	0.23	2.58	0.37	28
658,067	0.23	1.82	0.37	22
757,219	0.23	1.35	0.37	21
680,614	0.23	1.14	0.37	23
42,352	0.23	1.21	0.39	24

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2019	J.P. MORGAN INCOME FUNDS	351

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan Mortgage-Backed Securities Fund
Class A
Year Ended February 28, 2019	$11.25	$0.33	(c)	$0.06	$0.39	$(0.33)	$—	$(0.33)
Year Ended February 28, 2018	11.45	0.34	(c)	(0.21)	0.13	(0.33)	—	(0.33)
Year Ended February 28, 2017	11.66	0.29	(c)	(0.21)	0.08	(0.28)	(0.01)	(0.29)
Year Ended February 29, 2016	11.65	0.30	(c)	0.02	0.32	(0.30)	(0.01)	(0.31)
Year Ended February 28, 2015	11.58	0.34		0.08	0.42	(0.34)	(0.01)	(0.35)

Class C
Year Ended February 28, 2019	10.95	0.27	(c)	0.04	0.31	(0.27)	—	(0.27)
Year Ended February 28, 2018	11.15	0.27	(c)	(0.20)	0.07	(0.27)	—	(0.27)
Year Ended February 28, 2017	11.36	0.23	(c)	(0.20)	0.03	(0.23)	(0.01)	(0.24)
Year Ended February 29, 2016	11.36	0.23	(c)	0.03	0.26	(0.25)	(0.01)	(0.26)
Year Ended February 28, 2015	11.30	0.27		0.09	0.36	(0.29)	(0.01)	(0.30)

Class I
Year Ended February 28, 2019	10.97	0.35	(c)	0.05	0.40	(0.35)	—	(0.35)
Year Ended February 28, 2018	11.18	0.36	(c)	(0.21)	0.15	(0.36)	—	(0.36)
Year Ended February 28, 2017	11.38	0.31	(c)	(0.19)	0.12	(0.31)	(0.01)	(0.32)
Year Ended February 29, 2016	11.39	0.32	(c)	0.01	0.33	(0.33)	(0.01)	(0.34)
Year Ended February 28, 2015	11.32	0.35		0.10	0.45	(0.37)	(0.01)	(0.38)

Class R6
Year Ended February 28, 2019	10.97	0.37	(c)	0.04	0.41	(0.37)	—	(0.37)
Year Ended February 28, 2018	11.17	0.37	(c)	(0.19)	0.18	(0.38)	—	(0.38)
Year Ended February 28, 2017	11.38	0.33	(c)	(0.20)	0.13	(0.33)	(0.01)	(0.34)
Year Ended February 29, 2016	11.39	0.34	(c)	0.01	0.35	(0.35)	(0.01)	(0.36)
Year Ended February 28, 2015	11.32	0.38		0.09	0.47	(0.39)	(0.01)	(0.40)

(a)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(b)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(c)	Calculated based upon average shares outstanding.

SEE NOTES TO FINANCIAL STATEMENTS.

352	J.P. MORGAN INCOME FUNDS	FEBRUARY 28, 2019

	Ratios/Supplemental data
			Ratios to average net assets
Net asset value, end of period	Total return (excludes sales charge) (a)	Net assets, end of period (000’s)	Net expenses (b)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate

$11.31	3.50%	$105,957	0.65%	2.98%	0.98%	22%
11.25	1.12	109,033	0.65	2.95	0.98	14
11.45	0.69	142,557	0.64	2.48	1.05	27
11.66	2.82	209,213	0.64	2.56	0.99	16
11.65	3.69	139,104	0.65	2.85	1.02	7

10.99	2.91	10,062	1.15	2.47	1.48	22
10.95	0.65	11,849	1.15	2.44	1.48	14
11.15	0.22	18,062	1.14	2.00	1.54	27
11.36	2.31	19,275	1.14	2.06	1.51	16
11.36	3.21	7,704	1.15	2.36	1.52	7

11.02	3.77	960,112	0.39	3.23	0.71	22
10.97	1.33	888,646	0.40	3.19	0.72	14
11.18	1.06	1,021,648	0.39	2.74	0.76	27
11.38	2.97	1,073,033	0.39	2.83	0.72	16
11.39	4.05	1,040,420	0.40	3.10	0.75	7

11.01	3.83	1,116,941	0.24	3.37	0.46	22
10.97	1.57	955,347	0.25	3.34	0.47	14
11.17	1.13	1,182,534	0.24	2.89	0.46	27
11.38	3.14	1,384,768	0.24	2.98	0.46	16
11.39	4.20	1,397,901	0.25	3.25	0.49	7

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2019	J.P. MORGAN INCOME FUNDS	353

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss) (a)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan Short Duration Bond Fund
Class A
Year Ended February 28, 2019	$10.68	$0.17	$0.04	$0.21	$(0.17)	$—	$(0.17)
Year Ended February 28, 2018	10.81	0.11	(0.13)	(0.02)	(0.11)	—	(0.11)
Year Ended February 28, 2017	10.83	0.07	(0.01)	0.06	(0.07)	(0.01)	(0.08)
Year Ended February 29, 2016	10.87	0.07	(0.03)	0.04	(0.07)	(0.01)	(0.08)
Year Ended February 28, 2015	10.90	0.07	(0.02)	0.05	(0.07)	(0.01)	(0.08)

Class C
Year Ended February 28, 2019	10.75	0.12	0.05	0.17	(0.12)	—	(0.12)
Year Ended February 28, 2018	10.88	0.05	(0.13)	(0.08)	(0.05)	—	(0.05)
Year Ended February 28, 2017	10.90	0.01	(0.01)	— (d)	(0.01)	(0.01)	(0.02)
Year Ended February 29, 2016	10.94	0.01	(0.03)	(0.02)	(0.01)	(0.01)	(0.02)
Year Ended February 28, 2015	10.97	0.01	(0.02)	(0.01)	(0.01)	(0.01)	(0.02)

Class I
Year Ended February 28, 2019	10.70	0.20	0.04	0.24	(0.20)	—	(0.20)
Year Ended February 28, 2018	10.83	0.14	(0.13)	0.01	(0.14)	—	(0.14)
Year Ended February 28, 2017	10.84	0.09	0.01	0.10	(0.10)	(0.01)	(0.11)
Year Ended February 29, 2016	10.89	0.10	(0.04)	0.06	(0.10)	(0.01)	(0.11)
Year Ended February 28, 2015	10.91	0.10	(0.02)	0.08	(0.09)	(0.01)	(0.10)

Class R6
Year Ended February 28, 2019	10.69	0.22	0.05	0.27	(0.22)	—	(0.22)
Year Ended February 28, 2018	10.83	0.16	(0.13)	0.03	(0.17)	—	(0.17)
Year Ended February 28, 2017	10.84	0.12	— (d)	0.12	(0.12)	(0.01)	(0.13)
Year Ended February 29, 2016	10.89	0.12	(0.03)	0.09	(0.13)	(0.01)	(0.14)
Year Ended February 28, 2015	10.91	0.12	(0.01)	0.11	(0.12)	(0.01)	(0.13)

(a)	Calculated based upon average shares outstanding.
(b)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(c)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(d)	Amount rounds to less than $0.005.

SEE NOTES TO FINANCIAL STATEMENTS.

354	J.P. MORGAN INCOME FUNDS	FEBRUARY 28, 2019

	Ratios/Supplemental data
			Ratios to average net assets
Net asset value, end of period	Total return (excludes sales charge) (b)	Net assets, end of period (000’s)	Net expenses (c)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate

$10.72	1.99%	$296,927	0.80%	1.60%	0.86%	80%
10.68	(0.16)	386,702	0.80	1.02	0.86	44
10.81	0.55	535,288	0.80	0.61	0.90	37
10.83	0.35	528,045	0.80	0.63	0.92	45
10.87	0.38	225,852	0.80	0.63	0.92	41

10.80	1.56	29,415	1.30	1.09	1.36	80
10.75	(0.69)	34,926	1.30	0.50	1.36	44
10.88	0.05	89,565	1.30	0.10	1.42	37
10.90	(0.16)	110,872	1.30	0.13	1.41	45
10.94	(0.10)	124,100	1.30	0.13	1.40	41

10.74	2.24	738,371	0.55	1.83	0.60	80
10.70	0.08	1,010,587	0.55	1.26	0.60	44
10.83	0.90	2,867,193	0.55	0.83	0.66	37
10.84	0.50	7,145,093	0.55	0.88	0.66	45
10.89	0.72	7,781,780	0.55	0.88	0.65	41

10.74	2.60	2,099,483	0.30	2.09	0.35	80
10.69	0.25	2,225,633	0.30	1.52	0.35	44
10.83	1.15	2,563,439	0.30	1.10	0.36	37
10.84	0.77	3,171,892	0.30	1.13	0.35	45
10.89	0.98	2,969,476	0.30	1.12	0.38	41

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2019	J.P. MORGAN INCOME FUNDS	355

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss) (a)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan Short Duration Core Plus Fund
Class A
Year Ended February 28, 2019	$9.40	$0.25	$— (d)	$0.25	$(0.24)	$—	$(0.24)
Year Ended February 28, 2018	9.59	0.32	(0.19)	0.13	(0.32)	—	(0.32)
Year Ended February 28, 2017	8.87	0.42	0.72	1.14	(0.42)	—	(0.42)
Year Ended February 29, 2016	9.76	0.41	(0.89)	(0.48)	(0.41)	—	(0.41)
Year Ended February 28, 2015	10.05	0.41	(0.28)	0.13	(0.41)	(0.01)	(0.42)

Class C
Year Ended February 28, 2019	9.38	0.20	— (d)	0.20	(0.19)	—	(0.19)
Year Ended February 28, 2018	9.57	0.27	(0.19)	0.08	(0.27)	—	(0.27)
Year Ended February 28, 2017	8.85	0.37	0.72	1.09	(0.37)	—	(0.37)
Year Ended February 29, 2016	9.75	0.36	(0.89)	(0.53)	(0.37)	—	(0.37)
Year Ended February 28, 2015	10.05	0.36	(0.28)	0.08	(0.37)	(0.01)	(0.38)

Class I
Year Ended February 28, 2019	9.39	0.27	— (d)	0.27	(0.26)	—	(0.26)
Year Ended February 28, 2018	9.58	0.35	(0.19)	0.16	(0.35)	—	(0.35)
Year Ended February 28, 2017	8.86	0.44	0.72	1.16	(0.44)	—	(0.44)
Year Ended February 29, 2016	9.76	0.43	(0.89)	(0.46)	(0.44)	—	(0.44)
Year Ended February 28, 2015	10.05	0.44	(0.28)	0.16	(0.44)	(0.01)	(0.45)

Class R6
Year Ended February 28, 2019	9.39	0.28	(0.01)	0.27	(0.26)	—	(0.26)
Year Ended February 28, 2018	9.58	0.35	(0.18)	0.17	(0.36)	—	(0.36)
Year Ended February 28, 2017	8.86	0.45	0.73	1.18	(0.46)	—	(0.46)
Year Ended February 29, 2016	9.77	0.44	(0.90)	(0.46)	(0.45)	—	(0.45)
Year Ended February 28, 2015	10.06	0.45	(0.28)	0.17	(0.45)	(0.01)	(0.46)

(a)	Calculated based upon average shares outstanding.
(b)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(c)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(d)	Amount rounds to less than $0.005.

SEE NOTES TO FINANCIAL STATEMENTS.

356	J.P. MORGAN INCOME FUNDS	FEBRUARY 28, 2019

	Ratios/Supplemental data
			Ratios to average net assets
Net asset value, end of period	Total return (excludes sales charge) (b)	Net assets, end of period (000’s)	Net expenses (c)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate

$9.41	2.66%	$100,349	0.63%	2.68%	1.05%	83%
9.40	1.40	9,900	0.77	3.30	1.26	226
9.59	13.07	4,246	0.89	4.43	1.33	77
8.87	(5.03)	2,570	0.90	4.34	1.25	42
9.76	1.31	1,965	0.89	4.15	1.21	73

9.39	2.15	5,019	1.13	2.16	1.58	83
9.38	0.88	1,207	1.29	2.87	1.77	226
9.57	12.55	1,283	1.39	3.93	1.91	77
8.85	(5.61)	264	1.40	3.82	1.88	42
9.75	0.80	324	1.39	3.63	1.73	73

9.40	2.90	125,030	0.38	2.92	0.79	83
9.39	1.65	56,434	0.55	3.70	0.97	226
9.58	13.34	125,336	0.64	4.68	1.01	77
8.86	(4.86)	108,974	0.65	4.55	0.94	42
9.76	1.54	173,375	0.64	4.40	0.95	73

9.40	2.95	45,323	0.32	2.97	0.54	83
9.39	1.75	29,580	0.42	3.71	0.72	226
9.58	13.51	34,516	0.49	4.83	0.75	77
8.86	(4.81)	45,491	0.50	4.65	0.69	42
9.77	1.72	80,234	0.49	4.53	0.70	73

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2019	J.P. MORGAN INCOME FUNDS	357

NOTES TO FINANCIAL STATEMENTS

AS OF FEBRUARY 28, 2019

1. Organization

JPMorgan Trust I (“JPM I”) and JPMorgan Trust II (“JPM II”) (collectively, the “Trusts”) were formed on November 12, 2004, as Delaware statutory trusts, pursuant to Declarations of Trust dated November 5, 2004 and are registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as open-end management investment companies.

The following are 10 separate funds of the Trusts (each, a “Fund” and collectively, the “Funds”) covered by this report:

	Classes Offered	Trust	Diversified/ Non-Diversified
JPMorgan Core Bond Fund	Class A, Class C, Class I, Class R2, Class R3, Class R4, Class R5 and Class R6	JPM II	Diversified
JPMorgan Core Plus Bond Fund	Class A, Class C, Class I, Class L*, Class R2, Class R3, Class R4, Class R5 and Class R6	JPM II	Diversified
JPMorgan Government Bond Fund	Class A, Class C, Class I, Class R2, Class R3, Class R4 and Class R6	JPM II	Diversified
JPMorgan High Yield Fund	Class A, Class C, Class I, Class R2, Class R3, Class R4, Class R5 and Class R6	JPM II	Diversified
JPMorgan Income Fund	Class A, Class C, Class I and Class R6	JPM I	Diversified
JPMorgan Inflation Managed Bond Fund	Class A, Class C, Class I, Class R5 and Class R6	JPM I	Diversified
JPMorgan Limited Duration Bond Fund	Class A, Class C, Class I and Class R6	JPM II	Diversified
JPMorgan Mortgage-Backed Securities Fund	Class A, Class C, Class I and Class R6	JPM II	Diversified
JPMorgan Short Duration Bond Fund	Class A, Class C, Class I and Class R6	JPM II	Diversified
JPMorgan Short Duration Core Plus Fund	Class A, Class C, Class I and Class R6	JPM I	Diversified

*	Effective December 1, 2016, Class L is publicly offered on a limited basis.

The investment objective of JPMorgan Core Bond Fund (“Core Bond Fund”) is to seek to maximize total return by investing primarily in a diversified portfolio of intermediate- and long-term debt securities.

The investment objective of JPMorgan Core Plus Bond Fund (“Core Plus Bond Fund”) is to seek a high level of current income by investing primarily in a diversified portfolio of high-, medium- and low-grade debt securities.

The investment objective of JPMorgan Government Bond Fund (“Government Bond Fund”) is to seek a high level of current income with liquidity and safety of principal.

The investment objective of JPMorgan High Yield Fund (“High Yield Fund”) is to seek a high level of current income by investing primarily in a diversified portfolio of debt securities which are rated below investment grade or unrated. Capital appreciation is a secondary objective.

The investment objective of the JPMorgan Income Fund (“Income Fund”) is to seek to provide income with a secondary objective of capital appreciation.

The investment objective of JPMorgan Inflation Managed Bond Fund (“Inflation Managed Bond Fund”) is to seek to maximize inflation protected total return.

The investment objective of JPMorgan Limited Duration Bond Fund (“Limited Duration Bond Fund”) is to seek a high level of current income consistent with low volatility of principal.

The investment objective of JPMorgan Mortgage-Backed Securities Fund (“Mortgage-Backed Securities Fund”) is to seek to maximize total return by investing primarily in a diversified portfolio of debt securities backed by pools of residential and/or commercial mortgages.

The investment objective of JPMorgan Short Duration Bond Fund (‘Short Duration Bond Fund”) is to seek current income consistent with preservation of capital through investment in high- and medium-grade fixed income securities.

The investment objective of JPMorgan Short Duration Core Plus Fund (“Short Duration Core Plus Fund”) is to seek total return consistent with preservation of capital. Prior to September 29, 2017, the investment objective of Short Duration Core Plus Fund was to seek current income with a secondary objective of capital appreciation.

Class A Shares generally provide for a front-end sales charge while Class C Shares provide for a contingent deferred sales charge (“CDSC”). No sales charges are assessed with respect to Class I, Class L, Class R2, Class R3, Class R4, Class R5 and Class R6 Shares. Certain Class A Shares, for which front-end sales charges have been waived, may be subject to a CDSC as described in the Funds’ prospectus. Beginning on November 14, 2017, Class C Shares automatically convert to Class A Shares after ten years. All classes of shares have equal rights as to earnings, assets and voting privileges, except that each class may bear different transfer agency, distribution and service fees and each class has exclusive voting rights with respect to its distribution plan and shareholder servicing agreements.

J.P. Morgan Investment Management Inc. (“JPMIM”), an indirect, wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”), acts as Adviser (the “Adviser”) and Administrator (the “Administrator”) to the Funds.

358	J.P. MORGAN INCOME FUNDS	FEBRUARY 28, 2019

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements. The Funds are investment companies and, thus, follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standards Codification Topic 946 — Investment Companies, which is part of U.S. generally accepted accounting principles (“GAAP”). The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A. Valuation of Investments — The valuation of investments is in accordance with GAAP and the Funds’ valuation policies set forth by and under the supervision and responsibility of the Boards of Trustees (the “Boards”), which established the following approach to valuation, as described more fully below: (i) investments for which market quotations are readily available shall be valued at their market value and (ii) all other investments for which market quotations are not readily available shall be valued at their fair value as determined in good faith by the Boards.

The Administrator has established the J.P. Morgan Asset Management Americas Valuation Committee (“AVC”) to assist the Boards with the oversight and monitoring of the valuation of the Funds’ investments. The Administrator implements the valuation policies of the Funds’ investments, as directed by the Boards. The AVC oversees and carries out the policies for the valuation of investments held in the Funds. This includes monitoring the appropriateness of fair values based on results of ongoing valuation oversight including, but not limited to, consideration of macro or security specific events, market events and pricing vendor and broker due diligence. The Administrator is responsible for discussing and assessing the potential impacts to the fair values on an ongoing basis, and at least on a quarterly basis with the AVC and the Boards.

A market-based approach is primarily used to value the Funds’ investments. Investments for which market quotations are not readily available are fair valued by approved affiliated and unaffiliated pricing vendors or third party broker-dealers (collectively referred to as “Pricing Services”) or may be internally fair valued using methods set forth by the valuation policies approved by the Boards. This may include related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may be used in which the anticipated future cash flows of the investment are discounted to calculate the fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry. It is possible that the estimated values may differ significantly from the values that would have been used, had a ready market for the investments existed, and such differences could be material.

Fixed income instruments are valued based on prices received from Pricing Services. The Pricing Services use multiple valuation techniques to determine the valuation of fixed income instruments. In instances where sufficient market activity exists, the Pricing Services may utilize a market-based approach through which trades or quotes from market makers are used to determine the valuation of these instruments. In instances where sufficient market activity may not exist, the Pricing Services also utilize proprietary valuation models which may consider market transactions in comparable securities and the various relationships between securities in determining fair value and/or market characteristics in order to estimate the relevant cash flows, which are then discounted to calculate the fair values.

Equities and other exchange-traded instruments are valued at the last sale price or official market closing price on the primary exchange on which the instrument is traded before the net asset values (“NAV”) of the Funds are calculated on a valuation date. Investments in open-end investment companies (the “Underlying Funds”) are valued at each Underlying Fund’s NAV per share as of the report date.

Futures contracts and options are generally valued on the basis of available market quotations. Swaps and forward foreign currency exchange contracts are valued utilizing market quotations from approved Pricing Services.

See the tables on “Quantitative Information about Level 3 Fair Value Measurements” for information on the valuation techniques and inputs used to value level 3 securities held by Core Bond Fund, Core Plus Bond Fund, High Yield Fund, Income Fund, Limited Duration Bond Fund, Mortgage-Backed Securities Fund, Short Duration Bond Fund and Short Duration Core Plus Fund at February 28, 2019.

Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer related events after the report date and prior to issuance of the report are not reflected herein.

The various inputs that are used in determining the valuation of the Funds’ investments are summarized into the three broad levels listed below.

•	Level 1 — Unadjusted inputs using quoted prices in active markets for identical investments.
•

Level 2 — Other significant observable inputs including, but not limited to, quoted prices for similar investments, inputs other than quoted prices that are observable for investments (such as interest rates, prepayment speeds, credit risk, etc.) or other market corroborated inputs.

•

Level 3 — Significant inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Funds’ assumptions in determining the fair value of investments).

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input, both individually and in the aggregate, that is significant to the fair value measurement. The inputs or methodology used for valuing instruments are not necessarily an indication of the risk associated with investing in those instruments.

FEBRUARY 28, 2019	J.P. MORGAN INCOME FUNDS	359

NOTES TO FINANCIAL STATEMENTS

AS OF FEBRUARY 28, 2019 (continued)

The following tables represent each valuation input as presented on the Schedules of Portfolio Investments (“SOIs”) (amounts in thousands):

Core Bond Fund

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Debt Securities
Asset-Backed Securities	$—	$2,726,812	$943,862	$3,670,674
Collateralized Mortgage Obligations	—	2,466,368	105,652	2,572,020
Commercial Mortgage-Backed Securities	—	2,102,249	114,259	2,216,508
Corporate Bonds
Capital Markets	—	702,019	371	702,390
Other Corporate Bonds	—	5,960,594	—	5,960,594

Total Corporate Bonds	—	6,662,613	371	6,662,984

Foreign Government Securities	—	263,901	—	263,901
Mortgage-Backed Securities	—	4,491,281	—	4,491,281
Municipal Bonds	—	78,005	—	78,005
Supranational	—	24,331	—	24,331
U.S. Government Agency Securities	—	626,031	—	626,031
U.S. Treasury Obligations	—	8,553,502	—	8,553,502
Short-Term Investments
Investment Companies	280,679	—	—	280,679
Investment of cash collateral from securities loaned	133,476	—	—	133,476

Total Investments in Securities	$414,155	$27,995,093	$1,164,144	$29,573,392

Core Plus Bond Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs		Total
Investments in Securities
Common Stocks
Aerospace & Defense	$—	$—	$27		$27
Communications Equipment	—	—	—	(a)	—	(a)
Diversified Financial Services	—	—	16		16
Energy Equipment & Services	—	—	42		42
Pharmaceuticals	507	—	4,899		5,406
Specialty Retail	—	—	1,528		1,528
Other Common Stocks	3,389	—	—		3,389

Total Common Stocks	3,896	—	6,512		10,408

Preferred Stocks
Automobiles	—	—	—	(a)	—	(a)
Communications Equipment	—	—	—	(a)	—	(a)
Specialty Retail	—	—	1,711		1,711

Total Preferred Stocks	—	—	1,711		1,711

Convertible Preferred Stocks
Automobiles	—	—	—	(a)	—	(a)
Debt Securities
Asset-Backed Securities	—	1,921,387	559,416		2,480,803
Collateralized Mortgage Obligations	—	602,597	47,167		649,764
Commercial Mortgage-Backed Securities	—	1,316,905	139,135		1,456,040
Convertible Bonds	—	1,744	—		1,744

360	J.P. MORGAN INCOME FUNDS	FEBRUARY 28, 2019

Core Plus Bond Fund (continued)
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs		Total
Corporate Bonds
Automobiles	$—	$18,896	$—	(a)	$18,896
Capital Markets	—	257,781	75		257,856
Communications Equipment	—	25,720	1		25,721
Electric Utilities	—	156,886	18		156,904
Wireless Telecommunication Services	—	65,838	—	(a)	65,838
Other Corporate Bonds	—	3,565,179	—		3,565,179

Total Corporate Bonds	—	4,090,300	94		4,090,394

Foreign Government Securities	—	233,890	—		233,890
Mortgage-Backed Securities	—	2,246,114	—		2,246,114
Municipal Bonds	—	13,362	—		13,362
Supranational	—	1,029	—		1,029
U.S. Government Agency Securities	—	286,665	—		286,665
U.S. Treasury Obligations	—	2,022,431	—		2,022,431
Loan Assignments
Leisure Products	—	—	173		173
Specialty Retail	—	1,307	1,176		2,483
Other Loan Assignments	—	30,227	—		30,227

Total Loan Assignments	—	31,534	1,349		32,883

Rights
Independent Power and Renewable Electricity Producers	—	—	80		80
Warrants	—	94	—		94
Short-Term Investments
Investment Companies	400,553	—	—		400,553
Investment of cash collateral from securities loaned	226,950	—	—		226,950

Total Investments in Securities	$631,399	$12,768,052	$755,464		$14,154,915

Appreciation in Other Financial Instruments
Forward Foreign Currency Exchange Contracts	$—	$227	$—		$227
Futures Contracts	2,197	—	—		2,197

Total Appreciation in Other Financial Instruments	$2,197	$227	$—		$2,424

Depreciation in Other Financial Instruments
Forward Foreign Currency Exchange Contracts	$—	$(52)	$—		$(52)
Futures Contracts	(5,792)	—	—		(5,792)
Swaps	—	(2,226)	—		(2,226)

Total Depreciation in Other Financial Instruments	$(5,792)	$(2,278)	$—		$(8,070)

Government Bond Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs		Total
Total Investments in Securities (b)	$171,369	$1,583,146	$—		$1,754,515

FEBRUARY 28, 2019	J.P. MORGAN INCOME FUNDS	361

NOTES TO FINANCIAL STATEMENTS

AS OF FEBRUARY 28, 2019 (continued)

High Yield Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs		Total
Investments in Securities
Common Stocks
Aerospace & Defense	$—	$—	$698		$698
Communications Equipment	—	—	—	(a)	—	(a)
Diversified Financial Services	—	—	71		71
Energy Equipment & Services	—	—	460		460
Pharmaceuticals	1,762	—	17,013		18,775
Specialty Retail	—	—	13,280		13,280
Other Common Stocks	51,514	—	—		51,514

Total Common Stocks	53,276	—	31,522		84,798

Preferred Stocks
Automobiles	—	—	—	(a)	—	(a)
Banks	6,757	—	—		6,757
Communications Equipment	—	—	4		4
Specialty Retail	—	—	14,877		14,877

Total Preferred Stocks	6,757	—	14,881		21,638

Convertible Preferred Stocks
Automobiles	—	—	—	(a)	—	(a)
Debt Securities
Asset-Backed Securities	—	—	—	(a)	—	(a)
Convertible Bonds	—	4,709	—		4,709
Corporate Bonds
Automobiles	—	18,518	—	(a)	18,518
Communications Equipment	—	92,523	2		92,525
Diversified Telecommunication Services	—	593,316	8,531		601,847
Electric Utilities	—	30,886	526		31,412
Real Estate Management & Development	—	8,894	5,863		14,757
Wireless Telecommunication Services	—	287,197	—	(a)	287,197
Other Corporate Bonds	—	6,508,946	—		6,508,946

Total Corporate Bonds	—	7,540,280	14,922		7,555,202

Loan Assignments
Leisure Products	—	—	4,487		4,487
Specialty Retail	—	5,004	10,287		15,291
Other Loan Assignments	—	466,630	—		466,630

Total Loan Assignments	—	471,634	14,774		486,408

Rights
Independent Power and Renewable Electricity Producers	—	—	2,168		2,168
Warrants	—	286	—		286
Short-Term Investments
Investment Companies	394,426	—	—		394,426
U.S. Treasury Obligations	—	9,792	—		9,792

Total Short-Term Investments	394,426	9,792	—		404,218

Total Investments in Securities	$454,459	$8,026,701	$78,267		$8,559,427

Appreciation in Other Financial Instruments
Swaps	$—	$125	$—		$125

362	J.P. MORGAN INCOME FUNDS	FEBRUARY 28, 2019

Income Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs		Total
Investments in Securities
Debt Securities
Asset-Backed Securities	$—	$110,838	$52,233		$163,071
Collateralized Mortgage Obligations	—	72,068	6,620		78,688
Commercial Mortgage-Backed Securities	—	51,449	7,996		59,445
Corporate Bonds
Wireless Telecommunication Services	—	7,832	—	(c)	7,832
Other Corporate Bonds	—	198,322	—		198,322

Total Corporate Bonds	—	206,154	—	(c)	206,154

Foreign Government Securities	—	27,795	—		27,795
Mortgage-Backed Securities	—	3,103	—		3,103
Municipal Bonds	—	1,746	—		1,746
U.S. Treasury Obligations	—	5,618	—		5,618
Common Stocks
Aerospace & Defense	—	—	9		9
Capital Markets	—	—	30		30
Specialty Retail	—	—	7		7

Total Common Stocks	—	—	46		46

Preferred Stocks
Specialty Retail	—	—	6		6
Loan Assignments
Leisure Products	—	—	53		53
Specialty Retail	—	—	5		5
Other Loan Assignments	—	1,866	—		1,866

Total Loan Assignments	—	1,866	58		1,924

Warrants
Road & Rail	—	—	—	(c)	—	(c)
Short-Term Investments
Investment Companies	11,989	—	—		11,989
Investment of cash collateral from securities loaned	11,758	—	—		11,758

Total Investments in Securities	$23,747	$480,637	$66,959		$571,343

Appreciation in Other Financial Instruments
Futures Contracts	$168	$—	$—		$168

Depreciation in Other Financial Instruments
Futures Contracts	$(241)	$—	$—		$(241)

Inflation Managed Bond Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs		Total
Investments in Securities
Debt Securities
Asset-Backed Securities	$—	$88,055	$4,280		$92,335
Collateralized Mortgage Obligations	—	122,624	37		122,661
Commercial Mortgage-Backed Securities	—	114,745	—	(a)	114,745
Corporate Bonds	—	364,101	—		364,101
Foreign Government Securities	—	3,390	—		3,390
Mortgage-Backed Securities	—	118,068	—		118,068
U.S. Government Agency Securities	—	47,526	—		47,526
U.S. Treasury Obligations	—	221,800	—		221,800

FEBRUARY 28, 2019	J.P. MORGAN INCOME FUNDS	363

NOTES TO FINANCIAL STATEMENTS

AS OF FEBRUARY 28, 2019 (continued)

Inflation Managed Bond Fund (continued)
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Short-Term Investments
Investment Companies	$22,094	$—	$—	$22,094

Total Investments in Securities	$22,094	$1,080,309	$4,317	$1,106,720

Appreciation in Other Financial Instruments
Futures Contracts	$86	$—	$—	$86
Swaps	—	1,028	—	1,028

Total Appreciation in Other Financial Instruments	$86	$1,028	$—	$1,114

Depreciation in Other Financial Instruments
Futures Contracts	$(154)	$—	$—	$(154)
Swaps	—	(12,006)	—	(12,006)

Total Depreciation in Other Financial Instruments	$(154)	$(12,006)	$—	$(12,160)

Limited Duration Bond Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Debt Securities
Asset-Backed Securities	$—	$245,575	$71,541	$317,116
Collateralized Mortgage Obligations	—	455,060	1,364	456,424
Commercial Mortgage-Backed Securities	—	77,104	158	77,262
Corporate Bonds
Capital Markets	—	3,870	57	3,927
Other Corporate Bonds	—	123,471	—	123,471

Total Corporate Bonds	—	127,341	57	127,398

Mortgage-Backed Securities	—	42,776	—	42,776
Short-Term Investments
Investment Companies	81,722	—	—	81,722

Total Investments in Securities	$81,722	$947,856	$73,120	$1,102,698

Mortgage-Backed Securities Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Debt Securities
Asset-Backed Securities	$—	$91,637	$158,660	$250,297
Collateralized Mortgage Obligations	—	433,259	15,657	448,916
Commercial Mortgage-Backed Securities	—	261,155	20,820	281,975
Mortgage-Backed Securities	—	1,039,759	—	1,039,759
U.S. Treasury Obligations	—	51,887	—	51,887
Short-Term Investments
Investment Companies	125,399	—	—	125,399

Total Investments in Securities	$125,399	$1,877,697	$195,137	$2,198,233

364	J.P. MORGAN INCOME FUNDS	FEBRUARY 28, 2019

Short Duration Bond Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs		Total
Investments in Securities
Debt Securities
Asset-Backed Securities	$—	$664,995	$71,765		$736,760
Collateralized Mortgage Obligations	—	358,877	—	(a)	358,877
Commercial Mortgage-Backed Securities	—	4,894	—		4,894
Corporate Bonds	—	983,600	—		983,600
Mortgage-Backed Securities	—	147,807	—		147,807
U.S. Government Agency Securities	—	65,137	—		65,137
U.S. Treasury Obligations	—	833,138	—		833,138
Short-Term Investments
Investment Companies	5,286	—	—		5,286
Investment of cash collateral from securities loaned	274	—	—		274

Total Investments in Securities	$5,560	$3,058,448	$71,765		$3,135,773

Short Duration Core Plus Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs		Total
Investments in Securities
Debt Securities
Asset-Backed Securities	$—	$17,796	$5,028		$22,824
Collateralized Mortgage Obligations	—	37,049	—		37,049
Commercial Mortgage-Backed Securities	—	21,572	4,199		25,771
Corporate Bonds
Wireless Telecommunication Services	—	1,004	—	(c)	1,004
Other Corporate Bonds	—	92,451	—		92,451

Total Corporate Bonds	—	93,455	—	(c)	93,455

Foreign Government Securities	—	4,214	—		4,214
Mortgage-Backed Securities	—	14,388	—		14,388
U.S. Treasury Obligations	—	73,757	—		73,757
Short-Term Investments
Investment Companies	7,481	—	—		7,481
U.S. Treasury Obligations	—	493	—		493

Total Short-Term Investments	7,481	493	—		7,974

Total Investments in Securities	$7,481	$262,724	$9,227		$279,432

Appreciation in Other Financial Instruments
Futures Contracts	$49	$—	$—		$49
Swaps	—	4	—		4

Total Appreciation in Other Financial Instruments	$49	$4	$—		$53

Depreciation in Other Financial Instruments
Futures Contracts	$(22)	$—	$—		$(22)

(a)	Amount rounds to less than one thousand.
(b)

Portfolio holdings designated as level 1 and level 2 are disclosed individually on the SOIs. Level 1 consists of a money market mutual fund that is held for daily investments of cash. Please refer to the SOIs for industry specifics of portfolio holdings.

(c)	Value is zero.

FEBRUARY 28, 2019	J.P. MORGAN INCOME FUNDS	365

NOTES TO FINANCIAL STATEMENTS

AS OF FEBRUARY 28, 2019 (continued)

The following is a summary of investments for which significant unobservable inputs (level 3) were used in determining fair value (amounts in thousands):

Core Bond Fund	Balance as of February 28, 2018	Realized gain (loss)	Change in net unrealized appreciation (depreciation)	Net accretion (amortization)	Purchases[1]	Sales[2]	Transfers into Level 3	Transfers out of Level 3	Balance as of February 28, 2019
Investments in Securities:
Asset-Backed Securities	$914,507	$773	$(1,805)	$(2,331)	$403,405	$(376,252)	$100,015	$(94,450)	$943,862
Collateralized Mortgage Obligations	128,082	20	(135)	(1,770)	98,435	(14,831)	2,445	(106,594)	105,652
Commercial Mortgage-Backed Securities	132,645	2,250	(2,250)	(2,040)	43,532	(49,203)	22,884	(33,559)	114,259
Corporate Bonds — Capital Markets	1,108	3	1	4	—	(745)	—	—	371
Corporate Bonds — Wireless Telecommunication Services	17,226	—	—	—	—	(17,226)	—	—	—
Loan Assignments — Hotels, Restaurants & Leisure	16,370	550	(187)	15	—	(16,748)	—	—	—

Total	$1,209,938	$3,596	$(4,376)	$(6,122)	$545,372	$(475,005)	$125,344	$(234,603)	$1,164,144

Core Plus Bond Fund	Balance as of February 28, 2018		Realized gain (loss)	Change in net unrealized appreciation (depreciation)		Net accretion (amortization)	Purchases[1]	Sales[2]	Transfers into Level 3	Transfers out of Level 3	Balance as of February 28, 2019
Investments in Securities:
Asset-Backed Securities	$561,690		$718	$(1,615)		$(785)	$275,673	$(247,602)	$67,594	$(96,257)	$559,416
Collateralized Mortgage Obligations	67,309		4	14		6	58,228	(13,053)	33	(65,374)	47,167
Commercial Mortgage-Backed Securities	170,540		(46)	64		38	31,959	(21,937)	33,181	(74,664)	139,135
Common Stocks — Aerospace & Defense	—		—	(150)		—	177	—	—	—	27
Common Stocks — Capital Markets	—	(a)	—	—	(a)	—	—	—	—	—	—
Common Stocks — Communications Equipment	—		—	—	(a)	—	—	—	—	—	—	(a)
Common Stocks — Diversified Financial Services	15		—	1		—	—	—	—	—	16
Common Stocks — Energy Equipment & Services	—		—	42		—	—	—	—	—	42
Common Stocks — Pharmaceuticals	—		—	1,427		—	3,472	—	—	—	4,899
Common Stocks — Specialty Retail	1		(139)	45		—	1,621	— (a)	—	—	1,528
Convertible Bonds — Specialty Retail	—	(a)	(123)	141		—	—	(18)	—	—	—
Convertible Preferred Stocks — Automobiles	—	(a)	—	—		—	—	—	—	—	—	(a)
Corporate Bonds — Automobiles	—	(a)	—	—		—	—	—	—	—	—	(a)
Corporate Bonds — Capital Markets	225		1	—	(a)	1	—	(152)	—	—	75
Corporate Bonds — Communications Equipment	422		1	—		—	—	(1)	—	(421)	1

366	J.P. MORGAN INCOME FUNDS	FEBRUARY 28, 2019

Core Plus Bond Fund	Balance as of February 28, 2018		Realized gain (loss)	Change in net unrealized appreciation (depreciation)	Net accretion (amortization)	Purchases[1]	Sales[2]	Transfers into Level 3	Transfers out of Level 3	Balance as of February 28, 2019
Corporate Bonds — Electric Utilities	$62		$—	$(44)	$—	$—	$—	$—	$—	$18
Corporate Bonds — Energy Equipment & Services	504		—	—	—	—	—	—	(504)	—
Corporate Bonds — Oil, Gas & Consumable Fuels	4		(27)	34	—	—	(11)	—	—	—
Corporate Bonds — Wireless Telecommunication Services	5,269		—	— (a)	—	—	(5,269)	—	—	—	(a)
Loan Assignments — Hotels, Restaurants & Leisure	5,886		211	(133)	63	—	(6,027)	—	—	—
Loan Assignments — Leisure Products	—		—	—	—	173	—	—	—	173
Loan Assignments — Media	—	(a)	(2,737)	2,737	—	—	—	—	—	—
Loan Assignments — Specialty Retail	—		—	392	—	784	—	—	—	1,176
Preferred Stocks — Automobiles	—	(a)	—	—	—	—	—	—	—	—	(a)
Preferred Stocks — Capital Markets	153		—	5	—	—	(158)	—	—	—
Preferred Stocks — Communications Equipment	—		—	(157)	—	157	—	—	—	—	(a)
Preferred Stocks — Specialty Retail	—		—	1,073	—	638	—	—	—	1,711
Rights — Independent Power and Renewable Electricity Producers	75		—	5	—	—	—	—	—	80
Warrants — Specialty Retail	—	(a)	— (a)	— (a)	—	—	— (a)	—	—	—

Total	$812,155		$(2,137)	$3,881	$(677)	$372,882	$(294,228)	$100,808	$(237,220)	$755,464

High Yield Fund	Balance as of February 28, 2018		Realized gain (loss)	Change in net unrealized appreciation (depreciation)	Net accretion (amortization)		Purchases[1]		Sales[2]		Transfers into Level 3	Transfers out of Level 3	Balance as of February 28, 2019
Investments in Securities:
Asset-Backed Securities	$2		$—	$(2)	$—	(a)	$—	(a)	$—	(a)	$—	$—	$—	(a)
Common Stocks — Aerospace & Defense	—		—	(3,890)	—		4,588		—		—	—	698
Common Stocks — Capital Markets	—	(a)	—	— (a)	—		—		—		—	—	—
Common Stocks — Communications Equipment	—		—	— (a)	—		—		—		—	—	—	(a)
Common Stocks — Diversified Financial Services	71		—	—	—		—		—		—	—	71
Common Stocks — Energy Equipment & Services	—		—	460	—		—		—		—	—	460
Common Stocks — Pharmaceuticals	—		—	4,956	—		12,057		—		—	—	17,013
Common Stocks — Specialty Retail	2		(404)	(493)	—		14,175		—	(a)	—	—	13,280
Convertible Bonds — Specialty Retail	—	(a)	(400)	459	—		—		(59)		—	—	—
Convertible Preferred Stocks — Automobiles	—	(a)	—	—	—		—		—		—	—	—	(a)
Corporate Bonds — Automobiles	—	(a)	—	—	—		—		—		—	—	—	(a)
Corporate Bonds — Building Products	4,605		(306)	216	10		—		(4,525)		—	—	—

FEBRUARY 28, 2019	J.P. MORGAN INCOME FUNDS	367

NOTES TO FINANCIAL STATEMENTS

AS OF FEBRUARY 28, 2019 (continued)

High Yield Fund	Balance as of February 28, 2018		Realized gain (loss)	Change in net unrealized appreciation (depreciation)		Net accretion (amortization)		Purchases[1]	Sales[2]	Transfers into Level 3	Transfers out of Level 3	Balance as of February 28, 2019
Corporate Bonds — Chemicals	$—	(a)	$— (a)	$—	(a)	$—		$—	$— (a)	$—	$—	$—
Corporate Bonds — Communications Equipment	3,274		—	—		—		—	—	—	(3,272)	2
Corporate Bonds — Distributors	9,011		—	—		—		—	—	—	(9,011)	—
Corporate Bonds — Diversified Telecommunication Services	8,175		—	235		121		—	—	—	—	8,531
Corporate Bonds — Electric Utilities	1,690		—	(1,164)		—		—	—	—	—	526
Corporate Bonds — Energy Equipment & Services	5,447		—	—		—		—	—	—	(5,447)	—
Corporate Bonds — Oil, Gas & Consumable Fuels	20		(140)	176		—		—	(56)	—	—	—
Corporate Bonds — Real Estate Management & Development	6,781		—	47		15		—	(980)	—	—	5,863
Corporate Bonds — Wireless Telecommunication Services	—		—	—	(a)	—		—	—	—	—	—	(a)
Loan Assignments — Leisure Products	—		—	—	(a)	—	(a)	4,487	—	—	—	4,487
Loan Assignments — Specialty Retail	—		—	3,429		—		6,858	—	—	—	10,287
Preferred Stocks — Automobiles	—	(a)	—	—		—		—	—	—	—	—	(a)
Preferred Stocks — Capital Markets	1,190		—	36		—		—	(1,226)	—	—	—
Preferred Stocks — Communications Equipment	—		—	(1,223)		—		1,227	—	—	—	4
Preferred Stocks — Specialty Retail	—		—	9,336		—		5,541	—	—	—	14,877
Rights — Independent Power and Renewable Electricity Producers	2,028		—	140		—		—	—	—	—	2,168
Warrants — Specialty Retail	—	(a)	(2)	2		—		—	— (a)	—	—	—

Total	$42,296		$(1,252)	$12,720		$146		$48,933	$(6,846)	$—	$(17,730)	$78,267

Income Fund	Balance as of February 28, 2018		Realized gain (loss)	Change in net unrealized appreciation (depreciation)	Net accretion (amortization)		Purchases[1]	Sales[2]	Transfers into Level 3	Transfers out of Level 3	Balance as of February 28, 2019
Investments in Securities:
Asset-Backed Securities	$17,540		$(53)	$(97)	$(7)		$38,485	$(7,334)	$7,231	$(3,532)	$52,233
Collateralized Mortgage Obligations	2,000		3	(24)	—	(a)	6,477	(278)	94	(1,652)	6,620
Commercial Mortgage-Backed Securities	7,438		(247)	173	9		5,661	(4,262)	360	(1,136)	7,996
Common Stocks — Aerospace & Defense	—		—	(48)	—		57	—	—	—	9
Common Stocks — Capital Markets	28		—	2	—		—	—	—	—	30
Common Stocks — Specialty Retail	—		—	— (a)	—		7	—	—	—	7
Corporate Bonds — Wireless Telecommunication Services	—		—	— (a)	—		—	—	—	—	—	(b)
Loan Assignments — Leisure Products	—		—	—	—	(a)	53	—	—	—	53
Loan Assignments — Specialty Retail	—		—	2	—		3	—	—	—	5
Preferred Stocks — Specialty Retail	—		—	4	—		2	—	—	—	6
Warrants — Road & Rail	—	(b)	—	—	—		—	—	—	—	—	(b)

Total	$27,006		$(297)	$12	$2		$50,745	$(11,874)	$7,685	$(6,320)	$66,959

368	J.P. MORGAN INCOME FUNDS	FEBRUARY 28, 2019

Limited Duration Bond Fund	Balance as of February 28, 2018	Realized gain (loss)	Change in net unrealized appreciation (depreciation)		Net accretion (amortization)	Purchases[1]	Sales[2]	Transfers into Level 3	Transfers out of Level 3	Balance as of February 28, 2019
Investments in Securities:
Asset-Backed Securities	$50,124	$—	$192		$9	$41,896	$(26,954)	$6,274	$—	$71,541
Collateralized Mortgage Obligations	4,699	—	59		1	—	(3,395)	—	—	1,364
Commercial Mortgage-Backed Securities	6,201	—	(17)		—	—	(6,026)	—	—	158
Corporate Bonds — Capital Markets	171	—	—	(a)	1	—	(115)	—	—	57

Total	$61,195	$—	$234		$11	$41,896	$(36,490)	$6,274	$—	$73,120

Mortgage-Backed Securities Fund	Balance as of February 28, 2018	Realized gain (loss)	Change in net unrealized appreciation (depreciation)	Net accretion (amortization)	Purchases[1]	Sales[2]	Transfers into Level 3	Transfers out of Level 3	Balance as of February 28, 2019
Investments in Securities:
Asset-Backed Securities	$146,842	$84	$(62)	$(842)	$42,027	$(36,846)	$12,813	$(5,356)	$158,660
Collateralized Mortgage Obligations	23,091	18	(637)	(740)	4,826	(3,678)	1,356	(8,579)	15,657
Commercial Mortgage-Backed Securities	57,688	33	(263)	(727)	3,779	(11,013)	4,724	(33,401)	20,820
Corporate Bonds — Wireless Telecommunication Services	1,564	—	—	—	—	(1,564)	—	—	—
Loan Assignments — Hotels, Restaurants & Leisure	1,932	—	(22)	1	—	(1,911)	—	—	—

Total	$231,117	$135	$(984)	$(2,308)	$50,632	$(55,012)	$18,893	$(47,336)	$195,137

Short Duration Bond Fund	Balance as of February 28, 2018		Realized gain (loss)	Change in net unrealized appreciation (depreciation)		Net accretion (amortization)	Purchases[1]	Sales[2]	Transfers into Level 3	Transfers out of Level 3	Balance as of February 28, 2019
Investments in Securities:
Asset-Backed Securities	$41,189		$(47)	$159		$16	$49,449	$(19,001)	$—	$—	$71,765
Collateralized Mortgage Obligations	—	(a)	—	—	(a)	—	—	— (a)	—	—	—	(a)

Total	$41,189		$(47)	$159		$16	$49,449	$(19,001)	$—	$—	$71,765

Short Duration Core Plus Fund	Balance as of February 28, 2018	Realized gain (loss)	Change in net unrealized appreciation (depreciation)	Net accretion (amortization)	Purchases[1]	Sales[2]	Transfers into Level 3	Transfers out of Level 3	Balance as of February 28, 2019
Investments in Securities:
Asset-Backed Securities	$2,130	$—	$5	$(1)	$3,967	$(1,530)	$457	$—	$5,028
Commercial Mortgage-Backed Securities	3,833	12	5	(1)	3,251	(498)	—	(2,403)	4,199
Corporate Bonds — Wireless Telecommunication Services	—	—	—	—	—	—	—	—	—	(b)

Total	$5,963	$12	$10	$(2)	$7,218	$(2,028)	$457	$(2,403)	$9,227

[1]	Purchases include all purchases of securities and securities received in corporate actions.
[2]	Sales include all sales of securities, maturities, paydowns and securities tendered in corporate actions.
(a)	Amount rounds to less than one thousand.
(b)	Value is zero.

FEBRUARY 28, 2019	J.P. MORGAN INCOME FUNDS	369

NOTES TO FINANCIAL STATEMENTS

AS OF FEBRUARY 28, 2019 (continued)

The changes in net unrealized appreciation (depreciation) attributable to securities owned at February 28, 2019, which were valued using significant unobservable inputs (level 3), were as follows (amounts in thousands):

Core Bond Fund	$(3,311)
Core Plus Bond Fund	938
High Yield Fund	11,432
Income Fund	(69)
Limited Duration Bond Fund	260
Mortgage-Backed Securities Fund	(608)
Short Duration Bond Fund	72
Short Duration Core Plus Fund	8

These amounts are included in Change in net unrealized appreciation/depreciation of investments in non-affiliates on the Statements of Operations.

Transfers between level 2 and level 3 are due to a decline or an increase in market activity (e.g. frequency of trades), which resulted in a lack or increase of available market inputs to determine the price for the year ended February 28, 2019 for Core Bond Fund, Core Plus Bond Fund, Income Fund, Mortgage-Backed Securities Fund and Short Duration Core Plus Fund.

There were no significant transfers between level 2 and level 3 during the year ended February 28, 2019 for High Yield Fund and Inflation Managed Bond Fund.

There were no transfers into and out of level 3 for the year ended February 28, 2019 for Government Bond Fund and Short Duration Bond Fund.

Transfers from level 2 to level 3 are due to a decline in market activity (e.g. frequency of trades), which resulted in a lack of available market inputs to determine the price for the year ended February 28, 2019 for Limited Duration Bond Fund.

Core Bond Fund

Quantitative Information about Level 3 Fair Value Measurements #

(Amounts in thousands)

	Fair Value at February 28, 2019	Valuation Technique(s)	Unobservable Input	Range (Weighted Average) (a)
	$521,086	Discounted Cash Flow	Constant Prepayment Rate	0.00% - 31.00% (12.38%)
			Constant Default Rate	0.00% - 30.00% (0.16%)
			Yield (Discount Rate of Cash Flows)	3.10% - 8.55% (4.15%)

Asset-Backed Securities	521,086

	10,690	Discounted Cash Flow	PSA Prepayment Model	234.00% (234.00%)
			Constant Prepayment Rate	0.00% - 28.00% (11.47%)
			Constant Default Rate	0.00% - 6.40% (3.18%)
			Yield (Discount Rate of Cash Flows)	(0.58)% - 199.00% (8.83%)

Collateralized Mortgage Obligations	10,690

	80,523	Discounted Cash Flow	Constant Prepayment Rate	0.00% - 100.00% (4.44%)
			Yield (Discount Rate of Cash Flows)	2.15% - 9.59% (4.66%)

Commercial Mortgage-Backed Securities	80,523

	371	Discounted Cash Flow	Yield (Discount Rate of Cash Flows)	4.49% (4.49%)
			Liquidity Discount	0.25% (0.25%)

Corporate Bonds	371

Total	$612,670

#

The table above does not include certain level 3 investments that are valued by brokers and pricing services. At February 28, 2019, the value of these investments was approximately $551,474,000. The inputs for these investments are not readily available or cannot be reasonably estimated and generally are those inputs described in Note 2.A.

(a)	Unobservable inputs were weighted by the relative fair value of the instruments.

The significant unobservable inputs used in the fair value measurement of the Fund’s investments are listed above. Generally, a change in the assumptions used in any input in isolation may be accompanied by a change in another input. Significant changes in any of the unobservable inputs may significantly impact the fair value measurement. The impact is based on the relationship between each unobservable input and the fair value measurement. Significant increases (decreases) in the yield and default rate may decrease (increase) the fair value measurement. A significant change in the prepayment rate (Constant Prepayment Rate or PSA Prepayment Model) may decrease or increase the fair value measurement.

370	J.P. MORGAN INCOME FUNDS	FEBRUARY 28, 2019

Core Plus Bond Fund

Quantitative Information about Level 3 Fair Value Measurements #

	Fair Value at February 28, 2019		Valuation Technique(s)	Unobservable Input	Range (Weighted Average) (d)
	$ 16		Terms of Exchange Offer	Expected Recovery	$0.01 ($0.01)
	—	(a)	Market Comparable Companies	EBITDA Multiple	5.0x (5.0x)

Common Stock	16

	—	(b)	Market Comparable Companies	EBITDA Multiple	5.0x (5.0x)
				Liquidity Discount	30.00% (30.00%)
	—	(b)	Pending Distribution Amount	Discount for potential outcome (c)	100.00% (100.00%)

Preferred Stock	—	(b)

	75		Discounted Cash Flow	Yield (Discount Rate of Cash Flows)	4.49% (4.49%)
				Liquidity Discount	0.25% (0.25%)
	1		Pending Distribution Amount	Discount for potential outcome (c)	99.99% - 100.00% (99.99%)

Corporate Bond	76

	379,238		Discounted Cash Flow	Constant Prepayment Rate	0.00% - 40.00% (15.93%)
				Constant Default Rate	0.00% - 30.00% (0.11%)
				Yield (Discount Rate of Cash Flows)	3.21% - 10.00% (4.60%)

Asset-Backed Securities	379,238

	141		Discounted Cash Flow	Constant Prepayment Rate	2.00% - 17.17% (12.44%)
				Constant Default Rate	0.00% - 5.91% (3.18%)
				Yield (Discount Rate of Cash Flows)	2.47% - 9.18% (3.68%)

Collateralized Mortgage Obligations	141

	101,754		Discounted Cash Flow	Constant Prepayment Rate	0.00% - 100.00% (1.67%)

				Yield (Discount Rate of Cash Flows)	2.15% - 7.76% (5.17%)
Collateralized Mortgage-Backed Securities	101,754

Total	481,225

#

The table above does not include certain level 3 investments that are valued by brokers and pricing services. At February 28, 2019, the value of these investments was approximately $274,239,000. The inputs for these investments are not readily available or cannot be reasonably estimated and generally are those inputs described in Note 2.A.

(a)	Securities senior in the issuing entity capital structure result in this security being valued at zero.
(b)	Amount rounds to less than one thousand.
(c)	Represents amounts used when the reporting entity has determined that market participants would take into account discounts, as applicable, when pricing the investments.
(d)	Unobservable inputs were weighted by the relative fair value of the instruments.

The significant unobservable inputs used in the fair value measurement of the Fund’s investments are listed above. Generally, a change in the assumptions used in any input in isolation may be accompanied by a change in another input. Significant changes in any of the unobservable inputs may significantly impact the fair value measurement. The impact is based on the relationship between each unobservable input and the fair value measurement. Significant increases (decreases) in the discount for lack of marketability, liquidity discount, probability of default, yield, and default rate may decrease (increase) the fair value measurement. A significant change in the prepayment rate (Constant Prepayment Rate or PSA Prepay-ment Model) may decrease or increase the fair value measurement.

FEBRUARY 28, 2019	J.P. MORGAN INCOME FUNDS	371

NOTES TO FINANCIAL STATEMENTS

AS OF FEBRUARY 28, 2019 (continued)

High Yield Fund

Quantitative Information about Level 3 Fair Value Measurements #

(Amounts in thousands)

	Fair Value at February 28, 2019		Valuation Technique(s)	Unobservable Input	Range (Weighted Average) (e)
	$71		Terms of Exchange Offer / Restructuring	Expected Recovery	$0.01 ($0.01)
	—	(a)(b)	Market Comparable Companies	EBITDA Multiple (c)	5.0x (5.0x)
	—	(b)	Pending Distribution Amount	Discount for potential outcome (d)	100.00% (100.00%)

Common Stock	71

	4		Market Comparable Companies	EBITDA Multiple (c)	5.0x (5.0x)
				Liquidity Discount	30.00% (30.00%)
	—	(a)(b)	Pending Distribution Amount	Discount for potential outcome (d)	100.00% (100.00%)

Preferred Stock	4

	8,532		Discounted Cash Flow	Yield (Discount Rate of Cash Flows)	5.52% (5.52%)
	2		Pending Distribution Amount	Discount for potential outcome (d)	99.99% - 100.00% (99.99%)

Corporate Bond	8,534

Total	$8,609

#

The table above does not include certain level 3 investments that are valued by brokers and pricing services. At February 28, 2019, the value of these investments was approximately $69,658,000. The inputs for these investments are not readily available or cannot be reasonably estimated and generally are those inputs described in Note 2.A.

(a)	Securities senior in the issuing entity capital structure result in this security being valued at zero.
(b)	Amount rounds to less than one thousand.
(c)	Represents amounts used when the reporting entity has determined that market participants would take into account such multiples when pricing the investments.
(d)	Represents amounts used when the reporting entity has determined that market participants would take into account discounts, as applicable, when pricing the investments.
(e)	Unobservable inputs were weighted by the relative fair value of the instruments.

The significant unobservable inputs used in the fair value measurement of the Fund’s investments are listed above. Generally, a change in the assumptions used in any input in isolation may be accompanied by a change in another input. Significant changes in any of the unobservable inputs may significantly impact the fair value measurement. The impact is based on the relationship between each unobservable input and the fair value measurement. Significant increases (decreases) in enterprise multiples may increase (decrease) the fair value measurement. Significant increases (decreases) in the discount for lack of marketability, liquidity discount, probability of default, and default rate may decrease (increase) the fair value measurement. A significant change in the discount rate or in the prepayment rate (Constant Prepayment Rate or PSA Prepayment Model) may decrease or increase the fair value measurement.

Income Fund

Quantitative Information about Level 3 Fair Value Measurements #

(Amounts in thousands)

	Fair Value at February 28, 2019	Valuation Technique(s)	Unobservable Input	Range (Weighted Average) (a)
	$36,218	Discounted Cash Flow	Constant Prepayment Rate	0.00% - 40.00% (17.76%)
			Constant Default Rate	0.00% - 8.00% (0.30%)
			Yield (Discount Rate of Cash Flows)	2.94% - 7.84% (4.71%)

Asset-Backed Securities	36,218

372	J.P. MORGAN INCOME FUNDS	FEBRUARY 28, 2019

	Fair Value at February 28, 2019	Valuation Technique(s)	Unobservable Input	Range (Weighted Average) (a)
	$6,032	Discounted Cash Flow	Constant Prepayment Rate	0.00% - 11.50% (5.78%)
			Constant Default Rate	0.00% - 2.46% (0.09%)
			Yield (Discount Rate of Cash Flows)	4.43% - 7.49% (6.10%)

Collateralized Mortgage Obligations	6,032

	7,996	Discounted Cash Flow	Constant Prepayment Rate	0.00% - 100.00% (8.87%)
			Constant Default Rate	0.00% - 5.00% (0.44%)
			Yield (Discount Rate of Cash Flows)	(16.61%) - 24.12% (4.75%)

Commercial Mortgage-Backed Securities	7,996

Total	$50,246

#

The table above does not include level 3 investments that are valued by brokers and pricing services. At February 28, 2019, the value of these investments was approximately $16,713,000. The inputs for these investments are not readily available or cannot be reasonably estimated and generally are those inputs described in Note 2.A.

(a)	Unobservable inputs were weighted by the relative fair value of the instruments.

The significant unobservable inputs used in the fair value measurement of the Fund’s investments are listed above. Generally, a change in the assumptions used in any input in isolation may be accompanied by a change in another input. Significant changes in any of the unobservable inputs may significantly impact the fair value measurement. The impact is based on the relationship between each unobservable input and the fair value measurement. Significant increases (decreases) in the yield and default rate may decrease (increase) the fair value measurement. A significant change in the prepayment rate (Constant Prepayment Rate or PSA Prepayment Model) may decrease or increase the fair value measurement.

Limited Duration Fund

Quantitative Information about Level 3 Fair Value Measurements

(Amounts in thousands)

	Fair Value at February 28, 2019	Valuation Technique(s)	Unobservable Input	Range (Weighted Average) (a)
	$71,541	Discounted Cash Flow	Constant Prepayment Rate	0.00% - 31.00% (11.79%)
			Constant Default Rate	0.00% - 94.25% (0.93%)
			Yield (Discount Rate of Cash Flows)	2.36% - 116.37% (3.94%)

Asset-Backed Securities	71,541

	1,364	Discounted Cash Flow	PSA Prepayment Model	234.00% (234.00%)
			Constant Prepayment Rate	0.50% - 10.00% (8.08%)
			Constant Default Rate	0.00% - 4.92% (0.37%)
			Yield (Discount Rate of Cash Flows)	3.21% - 6.77% (3.86%)

Collateralized Mortgage Obligations	1,364

	158	Discounted Cash Flow	Constant Prepayment Rate	8.00% (8.00%)
			Constant Default Rate	3.00% (3.00%)
			Yield (Discount Rate of Cash Flows)	4.41% (4.41%)

Commercial Mortgage-Backed Securities	158

	57	Discounted Cash Flow	Yield (Discount Rate of Cash Flows)	4.49% (4.49%)
			Liquidity Discount	0.25% (0.25%)

Corporate Bonds	57

Total	$73,120

(a)	Unobservable inputs were weighted by the relative fair value of the instruments.

The significant unobservable inputs used in the fair value measurement of the Fund’s investments are listed above. Generally, a change in the assumptions used in any input in isolation may be accompanied by a change in another input. Significant changes in any of the unobservable inputs may significantly impact the fair value measurement. The impact is based on the relationship between each unobservable input and the fair value measurement. Significant increases (decreases) in the default rate may decrease (increase) the fair value measurement. A significant change in the discount rate or prepayment rate (Constant Prepayment Rate or PSA Prepayment Model) may decrease or increase the fair value measurement.

FEBRUARY 28, 2019	J.P. MORGAN INCOME FUNDS	373

NOTES TO FINANCIAL STATEMENTS

AS OF FEBRUARY 28, 2019 (continued)

Mortgage-Backed Securities Fund

Quantitative Information about Level 3 Fair Value Measurements #

(Amounts in thousands)

	Fair Value at February 28, 2019	Valuation Technique(s)	Unobservable Input	Range (Weighted Average) (a)
	$113,703	Discounted Cash Flow	Constant Prepayment Rate	0.00% - 34.00% (6.17%)
			Constant Default Rate	0.00% - 4.93% (0.21%)
			Yield (Discount Rate of Cash Flows)	3.10% - 6.46% (4.20%)

Asset-Backed Securities	113,703

	15,406	Discounted Cash Flow	PSA Prepayment Model	234.00% (234.00%)
			Constant Prepayment Rate	1.00% - 28.00% (11.78%)
			Constant Default Rate	0.00% - 7.88% (1.79%)
			Yield (Discount Rate of Cash Flows)	0.74% - 199.00% (6.92%)

Collateralized Mortgage Obligations	15,406

	19,528	Discounted Cash Flow	Constant Prepayment Rate	0.00% - 100.00% (3.19%)
			Constant Default Rate	0.00%
			Yield (Discount Rate of Cash Flows)	2.15% - 5.49% (4.40%)

Commercial Mortgage-Backed Securities	19,528

Total	$148,637

#

The table above does not include certain level 3 investments that are valued by brokers and pricing services. At February 28, 2019, the value of these investments was approximately $46,500,000. The inputs for these investments are not readily available or cannot be reasonably estimated and generally are those inputs described in Note 2.A.

(a)	Unobservable inputs were weighted by the relative fair value of the instruments.

The significant unobservable inputs used in the fair value measurement of the Fund’s investments are listed above. Generally, a change in the assumptions used in any input in isolation may be accompanied by a change in another input. Significant changes in any of the unobservable inputs may significantly impact the fair value measurement. The impact is based on the relationship between each unobservable input and the fair value measurement. Significant increases (decreases) in the default rate may decrease (increase) the fair value measurement. A significant change in the discount rate or prepayment rate (Constant Prepayment Rate or PSA Prepayment Model) may decrease or increase the fair value measurement.

Short Duration Bond Fund

Quantitative Information about Level 3 Fair Value Measurements #

(Amounts in thousands)

	Fair Value at February 28, 2019		Valuation Technique(s)	Unobservable Input	Range (Weighted Average) (a)
	$54,173		Discounted Cash Flow	Constant Prepayment Rate	0.00% - 30.00% (12.74%)
				Constant Default Rate	0.00% - 30.00% (0.11%)
				Yield (Discount Rate of Cash Flows)	2.94% - 14.26% (3.92%)

Asset-Backed Securities	54,173

	—	(b)	Discounted Cash Flow	PSA Prepayment Model	234.00% (234.00%)
				Yield (Discount Rate of Cash Flows)	4.62% (4.62%)

Collateralized Mortgage Obligations	—	(b)

Total	$54,173

#

The table above does not include certain level 3 investments that are valued by brokers and pricing services. At February 28, 2019, the value of these investments was approximately $17,592,000. The inputs for these investments are not readily available or cannot be reasonably estimated and generally are those inputs described in Note 2.A.

(a)	Unobservable inputs were weighted by the relative fair value of the instruments.
(b)	Amount rounds to less than one thousand.

The significant unobservable inputs used in the fair value measurement of the Fund’s investments are listed above. Generally, a change in the assumptions used in any input in isolamortgagetion may be accompanied by a change in another input. Significant changes in any of the unobservable inputs may significantly impact the fair value measurement. The impact is based on the relationship between each unobservable input

374	J.P. MORGAN INCOME FUNDS	FEBRUARY 28, 2019

and the fair value measurement. Significant increases (decreases) in the default rate may decrease (increase) the fair value measurement. A significant change in the discount rate or prepayment rate (Constant Prepayment Rate or PSA Prepayment Model) may decrease or increase the fair value measurement.

Short Duration Core Plus Fund

Quantitative Information about Level 3 Fair Value Measurements #

(Amounts in thousands)

	Fair Value at February 28, 2019	Valuation Technique(s)	Unobservable Input	Range (Weighted Average) (a)
	$5,028	Discounted Cash Flow	Constant Prepayment Rate	0.00% - 30.00% (15.25%)
			Constant Default Rate	0.00% - 3.45% (1.02%)
			Yield (Discount Rate of Cash Flows)	3.35% - 5.43% (4.08%)

Asset-Backed Securities	5,028

	3,399	Discounted Cash Flow	Yield (Discount Rate of Cash Flows)	3.31% - 4.30% (3.81%)

Collateralized Mortgage Obligations	3,399

Total	$8,427

#

The table above does not include certain level 3 investments that are valued by brokers and pricing services. At February 28, 2019, the value of these investments was approximately $800,000. The inputs for these investments are not readily available or cannot be reasonably estimated and generally are those inputs described in Note 2.A.

(a)	Unobservable inputs were weighted by the relative fair value of the instruments.

The significant unobservable inputs used in the fair value measurement of the Fund’s investments are listed above. Generally, a change in the assumptions used in any input in isolation may be accompanied by a change in another input. Significant changes in any of the unobservable inputs may significantly impact the fair value measurement. The impact is based on the relationship between each unobservable input and the fair value measurement. Significant increases (decreases) in the discount for lack of marketability, liquidity discount, probability of default, yield, and default rate may decrease (increase) the fair value measurement. A significant change in the prepayment rate (Constant Prepayment Rate or PSA Prepayment Model) may decrease or increase the fair value measurement.

B. Restricted Securities — Certain securities held by the Funds may be subject to legal or contractual restrictions on resale. Restricted securities generally are resold in transactions exempt from registration under the Securities Act of 1933, as amended (the “Securities Act”). Disposal of these securities may involve time-consuming negotiations and expense. Prompt sale at the current valuation may be difficult and could adversely affect the net asset values of the Funds.

As of February 28, 2019, the Funds had no investments in restricted securities other than securities sold to the Funds under Rule 144A and Regulation S under the Securities Act.

C. When-Issued Securities, Delayed Delivery Securities and Forward Commitments — Core Bond Fund, Core Plus Bond Fund, High Yield Fund, Income Fund, Inflation Managed Bond Fund, Mortgage-Backed Securities Fund and Short Duration Core Plus Fund purchased when-issued securities, including To Be Announced (“TBA”) securities, and entered into contracts to purchase or sell securities for a fixed price that may be settled a month or more after the trade date, or purchased delayed delivery securities which generally settle seven days after the trade date. When-issued securities are securities that have been authorized, but not issued in the market. A forward commitment involves entering into a contract to purchase or sell securities for a fixed price at a future date that may be settled a month or more after the trade date. A delayed delivery security is agreed upon in advance between the buyer and the seller of the security and is generally delivered beyond seven days of the agreed upon date. The purchase of securities on a when-issued, delayed delivery or forward commitment basis involves the risk that the value of the security to be purchased declines before the settlement date. The sale of securities on a forward commitment basis involves the risk that the value of the securities sold may increase before the settlement date. The Funds may be exposed to credit risk if the counterparty fails to perform under the terms of the transaction. Interest income for securities purchased on a when-issued, delayed delivery or forward commitment basis is not accrued until the settlement date.

Core Bond Fund, Core Plus Bond Fund, Government Bond Fund, High Yield Fund, Income Fund, Mortgage-Backed Securities Fund, Short Duration Bond Fund and Short Duration Core Plus Fund had delayed delivery securities outstanding as of February 28, 2019, which are shown as a Receivable for Investment securities sold — delayed delivery securities and Payable for Investment securities purchased — delayed delivery securities, respectively, on the Statements of Assets and Liabilities. The values of these securities held at February 28, 2019 are detailed on the SOIs.

D. Loan Assignments — Core Plus Bond Fund, High Yield Fund and Income Fund invested in debt instruments that are interests in amounts owed to lenders or lending syndicates (a “Lender”) by corporate, governmental or other borrowers (a “Borrower”). A loan is often administered by a bank or other financial institution (the “Agent”) that acts as agent for all holders. The Agent administers the terms of the loan, as specified in the loan agreement. The Funds invest in loan assignments of all or a portion of the loans. When a fund purchases a loan assignment, the fund has direct rights against the borrower on a loan, provided, however, the fund’s rights may be more limited than the lender from which it acquired the assignment and

FEBRUARY 28, 2019	J.P. MORGAN INCOME FUNDS	375

NOTES TO FINANCIAL STATEMENTS

AS OF FEBRUARY 28, 2019 (continued)

the fund may be able to enforce its rights only through the Agent. As a result, a fund assumes the credit risk of the Borrower as well as any other persons interpositioned between the fund and the Borrower (“Intermediate Participants”). A fund may incur certain costs and delays in realizing payment on a loan assignment or suffer a loss of principal and/or interest if assets or interests held by the Agent or other Intermediate Participants are determined to be subject to the claims of the Agent’s or other Intermediate Participant’s creditors. In addition, it is unclear whether loan assignments and other forms of direct indebtedness offer securities law protections against fraud and misrepresentation. Also, because JPMIM may wish to invest in publicly traded securities of a Borrower, it may not have access to material non-public information regarding the Borrower to which other investors have access. Although certain loan assignments are secured by collateral, a fund could experience delays or limitations in realizing the value on such collateral or have its interest subordinated to other indebtedness of the Borrower. Loan assignments are vulnerable to market conditions such that economic conditions or other events may reduce the demand for assignments and certain assignments which were liquid, when purchased, may become illiquid and they may be difficult to value. In addition, the settlement period for loans is uncertain as there is no standardized settlement schedule applicable to such investments. Therefore, a fund may not receive the proceeds from a sale of such investments for a period after the sale.

Certain loan assignments are also subject to the risks associated with high yield securities described under Note 7.

E. Unfunded Commitments — Core Plus Bond Fund, High Yield Fund and Income Fund have entered into commitments to buy and sell investments including commitments to buy loan assignments to settle on future dates as part of their normal investment activities. Unfunded commitments may include revolving loan facilities which may obligate the Funds to provide cash to the borrower on demand. Unfunded commitments are generally traded and priced as part of a related loan assignment (Note 2.D.). The value of the unfunded portion of the investment is determined using a pro-rata allocation, based on its par value relative to the par value of the entire investment. The unrealized appreciation/depreciation from unfunded commitments is reported on the Statements of Assets and Liabilities. Credit risk exists on these commitments to the extent of any difference between the sales price and current value of the underlying securities sold. Market risk exists on these commitments to buy to the same extent as if the securities were owned on a settled basis and gains and losses are recorded and reported in the same manner. The Funds may receive an ongoing commitment fee based on the undrawn portion of the underlying loan facility, which is recorded as a component of Interest income from non-affiliate on the Statements of Operations.

At February 28, 2019, the Funds did not have any outstanding unfunded loan commitments.

F. Derivatives — Core Plus Bond Fund, High Yield Fund, Income Fund, Inflation Managed Bond Fund and Short Duration Core Plus Fund used derivative instruments including futures, forward foreign currency exchange contracts, options and swaps, in connection with their respective investment strategies. Derivative instruments may be used as substitutes for securities in which the Funds can invest, to hedge portfolio investments or to generate income or gain to the Funds. Derivatives may also be used to manage duration, sector and yield curve exposures and credit and spread volatility.

The Funds may be subject to various risks from the use of derivatives including the risk that changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index; counterparty credit risk related to derivatives counterparties’ failure to perform under contract terms; liquidity risk related to the lack of a liquid market for these contracts allowing a Fund to close out its position(s); and documentation risk relating to disagreement over contract terms. Investing in certain derivatives also results in a form of leverage and as such, the Funds’ risk of loss associated with these instruments may exceed their value, as recorded on the Statements of Assets and Liabilities.

The Funds are party to various derivative contracts governed by International Swaps and Derivatives Association master agreements (“ISDA agreements”). The Funds’ ISDA agreements, which are separately negotiated with each dealer counterparty, may contain provisions allowing, absent other considerations, a counterparty to exercise rights, to the extent not otherwise waived, against the Funds in the event the Funds’ net assets decline over time by a pre-determined percentage or fall below a pre-determined floor. The ISDA agreements may also contain provisions allowing, absent other conditions, the Funds to exercise rights, to the extent not otherwise waived, against a counterparty (e.g., decline in a counterparty’s credit rating below a specified level). Such rights for both a counterparty and the Funds often include the ability to terminate (i.e., close out) open contracts at prices which may favor a counterparty, which could have an adverse effect on the Funds. The ISDA agreements give the Funds and a counterparty the right, upon an event of default, to close out all transactions traded under such agreements and to net amounts owed or due across all transactions and offset such net payable or receivable with collateral posted to a segregated account by one party to the other.

Counterparty credit risk may be mitigated to the extent a counterparty posts collateral for mark to market gains to the Funds.

Notes F(1) — F(4) below describe the various derivatives used by the Funds.

(1). Options — Core Plus Bond Fund and Income Fund purchased and/or sold (“wrote”) put and call options on various instruments including futures, securities, currencies and interest rate swaps (“swaptions”) to manage and hedge interest rate risks within its portfolio and also to gain long or short exposure to the underlying instrument, index, currency or rate. A purchaser of a put option has the right, but not the obligation, to sell the underlying instrument at an agreed upon price (“strike price”) to the option seller. A purchaser of a call option has the right, but not the obligation, to purchase the underlying instrument at the strike price from the option seller. Swaptions and Eurodollar options are settled for cash.

Options Purchased — Premiums paid by the Funds for options purchased are included on the Statements of Assets and Liabilities as options purchased. The option is adjusted daily to reflect the current market value of the option and the change is recorded as Change in net unrealized appreciation/depreciation on options purchased on the Statements of Operations. If the option is allowed to expire, the Funds will lose the entire premium it paid and records a realized loss for the premium amount. Premiums paid for options purchased which are exercised or closed are added to the amounts paid or will offset against the proceeds on the underlying investment transaction to determine the realized gain (loss) or cost basis of the underlying investment.

376	J.P. MORGAN INCOME FUNDS	FEBRUARY 28, 2019

Options Written — Premiums received by the Funds for options written are included on the Statements of Assets and Liabilities as a liability. The amount of the liability is adjusted daily to reflect the current market value of the option written and the change is recorded as Change in net unrealized appreciation/depreciation of Options written on the Statements of Operations. Premiums received from options written that expire are treated as realized gains. If a written option is closed, the Funds record a realized gain or loss on options written based on whether the cost of the closing transaction exceeds the premium received. If a call option is exercised by the option buyer, the premium received by the Funds is added to the proceeds from the sale of the underlying security to the option buyer and compared to the cost of the closing transaction to determine whether there has been a realized gain or loss. If a put option is exercised by an option buyer, the premium received by the option seller reduces the cost basis of the purchased security.

Written uncovered call options subject the Funds to unlimited risk of loss. Written covered call options limit the upside potential of a security above the strike price. Written put options subject the Funds to risk of loss if the value of the security declines below the exercise price minus the put premium.

The Funds are not subject to credit risk on options written as the counterparty has already performed its obligation by paying the premium at the inception of the contract.

The Funds’ exchange traded option contracts are not subject to master netting arrangements (the right to close out all transactions traded with a counterparty and net amounts owed or due across transactions).

The Funds may be required to post or receive collateral for over the counter options. Cash collateral posted by the Funds is considered restricted.

(2). Futures Contracts — Core Plus Bond Fund, Income Fund, Inflation Managed Bond Fund and Short Duration Core Plus Fund used treasury futures contracts to manage and hedge interest rate risk associated with portfolio investments. The Funds also used futures contracts to lengthen or shorten the duration of the overall investment portfolio.

Futures contracts provide for the delayed delivery of the underlying instrument at a fixed price or are settled for a cash amount based on the change in the value of the underlying instrument at a specific date in the future. Upon entering into a futures contract, the Funds are required to deposit with the broker, cash or securities in an amount equal to a certain percentage of the contract amount, which is referred to as the initial margin deposit. Subsequent payments, referred to as variation margin, are made or received by the Funds periodically and are based on changes in the market value of open futures contracts. Changes in the market value of open futures contracts are recorded as Change in net unrealized appreciation/depreciation on the Statements of Operations. Realized gains or losses, representing the difference between the value of the contract at the time it was opened and the value at the time it was closed, are reported on the Statements of Operations at the closing or expiration of the futures contract. Securities deposited as initial margin are designated in the SOIs, while cash deposited, which is considered restricted, is recorded on the Statements of Assets and Liabilities. A receivable from and/or a payable to brokers for the daily variation margin is also recorded on the Statements of Assets and Liabilities.

The use of futures exposes the Funds to interest risk. The Funds may be subject to the risk that the change in the value of the futures contract may not correlate perfectly with the underlying instrument. Use of long futures contracts subjects the Funds to risk of loss in excess of the amounts shown on the Statements of Assets and Liabilities, up to the notional amount of the futures contracts. Use of short futures contracts subjects the Funds to unlimited risk of loss. The Funds may enter into futures contracts only on exchanges or boards of trade. The exchange or board of trade acts as the counterparty to each futures transaction; therefore, the Funds’ credit risk is limited to failure of the exchange or board of trade. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, which could effectively prevent liquidation of positions.

The Funds’ futures contracts are not subject to master netting arrangements (the right to close out all transactions traded with a counterparty and net amounts owed or due across transactions).

(3). Forward Foreign Currency Exchange Contracts — Core Plus Bond Fund and Income Fund may be exposed to foreign currency risks associated with some or all of the portfolio investments and used forward foreign currency exchange contracts to hedge or manage certain of these exposures as part of an investment strategy. The Funds also bought forward foreign currency exchange contracts to gain exposure to currencies. Forward foreign currency exchange contracts represent obligations to purchase or sell foreign currency on a specified future date at a price fixed at the time the contracts are entered into. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in U.S. dollars without the delivery of foreign currency.

The values of the forward foreign currency exchange contracts are adjusted daily based on the applicable exchange rate of the underlying currency. Changes in the value of these contracts are recorded as unrealized appreciation or depreciation until the contract settlement date. When the forward foreign currency exchange contract is closed, the Funds record a realized gain or loss equal to the difference between the value at the time the contract was opened and the value at the time it was closed. The Funds also record a realized gain or loss when a forward foreign currency exchange contract offsets another forward foreign currency exchange contract with the same counterparty upon settlement.

The Funds’ forward foreign currency exchange contracts are subject to master netting arrangements (the right to close out all transactions with a counterparty and net amounts owed or due across transactions).

The Funds may be required to post or receive collateral for non-deliverable forward foreign currency exchange contracts.

FEBRUARY 28, 2019	J.P. MORGAN INCOME FUNDS	377

NOTES TO FINANCIAL STATEMENTS

AS OF FEBRUARY 28, 2019 (continued)

(4). Swaps — Core Plus Bond Fund, High Yield Fund, Income Fund, Inflation Managed Bond Fund and Short Duration Core Plus Bond Fund engaged in various swap transactions, including interest rate and credit default swaps, to manage interest rate (e.g., duration, yield curve) and credit risks within their respective portfolios. The Funds also used swaps as alternatives to direct investments. Swap transactions are negotiated contracts over the counter (“OTC swaps”) between a fund and a counterparty or are centrally cleared (“centrally cleared swaps”) through a central clearinghouse managed by a Futures Commission Merchant (“FCM”) that exchange investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals.

Upfront payments made and/or received by a Fund are recorded as assets or liabilities, respectively, on the Statements of Assets and Liabilities and amortized over the term of the swap. The value of an OTC swap agreement is recorded as either an asset or a liability on the Statements of Assets and Liabilities at the beginning of the measurement period. Upon entering into a centrally cleared swap, the Funds are required to deposit with the FCM cash or securities, which is referred to as initial margin deposit. Securities deposited as initial margin are designated on the SOIs, while cash deposited, which is considered restricted, is recorded on the Statements of Assets and Liabilities. Daily changes in valuation of centrally cleared swaps, if any, are recorded as a variation margin receivable or payable on the Statements of Assets and Liabilities. The change in the value of swaps, including accruals of periodic amounts of interest to be paid or received on swaps, is reported as change in net unrealized appreciation/depreciation on the Statements of Operations. A realized gain or loss is recorded upon payment or receipt of a periodic payment or payment made upon termination of a swap agreement.

The Funds may be required to post or receive collateral based on the net value of the Funds’ outstanding OTC swap contracts with the counterparty in the form of cash or securities. Daily movement of cash collateral is subject to minimum threshold amounts. Collateral posted by the Funds is held in a segregated account at the Funds’ custodian bank. For certain counterparties, cash collateral posted by the Funds is invested in an affiliated money market fund (See Note 3.G). Otherwise the cash collateral is included on the Statements of Assets and Liabilities as Restricted cash for OTC derivatives. Collateral received by the Funds is held in escrow in segregated accounts maintained by JPMorgan Chase Bank, N.A. (“JPMCB”), an affiliate of the Funds, which provides collateral management services to the Funds (See Note 3.F).

Inflation Managed Bond Fund’s swap contracts at net value and collateral posted by counterparty as of February 28, 2019 are as follows (amounts in thousands):

Fund		Counterparty	Value of swap contracts	Collateral amount
Inflation Managed Bond Fund	Collateral Posted	Bank of America, NA	$(1,403)	$1,580
		Barclays Bank plc	(1,006)	1,200
		Citibank, NA	(1,126)	1,340
		Credit Suisse International	(2,838)	2,810
		Deutsche Bank AG	(1,002)	890
		Morgan Stanley	(1,205)	1,350
		Royal Bank of Scotland	(965)	1,200
		Union Bank of Switzerland AG	(289)	510

The Funds may be required to post or receive collateral for OTC Swaps.

The central clearing house acts as the counterparty to each centrally cleared swap transaction, therefore credit risk is limited to the failure of the clearing house.

The Funds’ swap contracts (excluding centrally cleared swaps) are subject to master netting arrangements.

Credit Default Swaps

Core Plus Bond Fund, High Yield and Income Fund entered into credit default swaps to simulate long and short bond positions or to take an active long or short position with respect to the likelihood of a default or credit event by the issuer of the underlying reference obligation.

The underlying reference obligation may be a single issuer of corporate or sovereign debt, a basket of issuers or a credit index. A credit index is a list of credit instruments or exposures that reference a fixed number of obligors with shared characteristics that represents some part of the credit market as a whole. Index credit default swaps have standardized terms including a fixed spread and standard maturity dates. The composition of the obligations within a particular index changes periodically.

Credit default swaps involve one party, the protection buyer, making a stream of payments to another party, the protection seller, in exchange for the right to receive a contingent payment if there is a credit event related to the underlying reference obligation. In the event that the reference obligation matures prior to the termination date of the contract, a similar security will be substituted for the duration of the contract term. Credit events are defined under individual swap agreements and generally include bankruptcy, failure to pay, restructuring, repudiation/moratorium, obligation acceleration and obligation default.

If a credit event occurs, the Funds, as protection sellers, would be obligated to make a payment, which may be either: (i) a net cash settlement equal to the notional amount of the swap less the auction value of the reference obligation or (ii) the notional amount of the swap in exchange for the delivery of the reference obligation. Selling protection effectively adds leverage to a Fund’s portfolio up to the notional amount of swap agreements.

378	J.P. MORGAN INCOME FUNDS	FEBRUARY 28, 2019

The notional amount represents the maximum potential liability under a contract and is not reflected on the Statements of Assets and Liabilities. Potential liabilities under these contracts may be reduced by: the auction rates of the underlying reference obligations; upfront payments received at the inception of a swap; and net amounts received from credit default swaps purchased with the identical reference obligation.

Inflation-Linked Swaps

Inflation Managed Bond Fund used inflation-linked swaps to provide inflation protection within its portfolio. These are agreements between counterparties to exchange interest payments based on interest rates over the life of the swap. One cash flow stream will typically be a floating rate payment based upon the Consumer Price Index for all Urban Consumers upon while the other is a pre-determined fixed interest rate. The use of swaps exposes the Fund to interest rate risk.

(5). Summary of Derivatives Information

The following tables present the value of derivatives held as of February 28, 2019, by their primary underlying risk exposure and respective location on the Statements of Assets and Liabilities (amounts in thousands):

Core Plus Bond Fund

Derivative Contracts	Statements of Assets and Liabilities Location
Gross Assets:		Futures Contracts (a)	Forward Foreign Exchange Contracts	Centrally Cleared Swaps (b)	Total
Interest rate contracts	Receivables, Net Assets — Unrealized Appreciation	$2,197	$—	$—	$2,197
Foreign currency exchange contracts	Receivables	—	227	—	227

Total		$2,197	$227	$—	$2,424

Gross Liabilities:
Interest rate contracts	Payables, Net Assets — Unrealized Depreciation	$(5,792)	$—	$—	$(5,792)
Foreign currency exchange contracts	Payables	—	(52)	—	(52)
Credit contracts	Payables	—	—	(312)	(312)

Total		$(5,792)	$(52)	$(312)	$(6,156)

(a)

This amount represents the cumulative appreciation (depreciation) of futures contracts as reported on the SOIs. The Statements of Assets and Liabilities only reflect the current day variation margin receivable/payable from/to brokers.

(b)

This amount represents the value of centrally cleared swaps as reported on the SOIs. The Statements of Assets and Liabilities only reflect the current day variation margin receivable/payable from/to brokers.

High Yield Fund

Derivative Contracts	Statements of Assets and Liabilities Location
Gross Assets:		Centrally Cleared Swaps (a)
Credit contracts	Receivables	$13,621

(a)

This amount represents the value of centrally cleared swaps as reported on the SOIs. The Statements of Assets and Liabilities only reflect the current day variation margin receivable/payable from/to brokers.

Income Fund

Derivative Contracts	Statements of Assets and Liabilities Location
Gross Assets:		Futures Contracts (a)
Interest rate contracts	Receivables, Net Assets — Unrealized Appreciation	$168

Gross Liabilities:
Interest rate contracts	Payables, Net Assets — Unrealized Depreciation	$(241)

(a)

This amount represents the cumulative appreciation (depreciation) of futures contracts as reported on the SOIs. The Statements of Assets and Liabilities only reflect the current day variation margin receivable/payable from/to brokers.

FEBRUARY 28, 2019	J.P. MORGAN INCOME FUNDS	379

NOTES TO FINANCIAL STATEMENTS

AS OF FEBRUARY 28, 2019 (continued)

Inflation Managed Bond Fund

Derivative Contracts	Statements of Assets and Liabilities Location
Gross Assets:		Futures Contracts (a)	Centrally Cleared Swaps (b)	OTC Swaps	Total
Interest rate contracts	Receivables, Net Assets — Unrealized Appreciation	$86	$1,028	$—	$1,114

Gross Liabilities:
Interest rate contracts	Payables, Net Assets — Unrealized Depreciation	$(154)	$(2,172)	$(9,834)	$(12,160)

(a)

This amount represents the cumulative appreciation (depreciation) of futures contracts as reported on the SOIs. The Statements of Assets and Liabilities only reflect the current day variation margin receivable/payable from/to brokers.

(b)

This amount represents the value of centrally cleared swaps as reported on the SOIs. The Statements of Assets and Liabilities only reflect the current day variation margin receivable/payable from/to brokers.

Inflation Managed Bond Fund

Counterparty	Gross Amount of Derivative Liabilities Subject to Netting Arrangements Presented on the Statements of Assets and Liabilities (a)	Derivatives Available for offset	Collateral Posted (b)	Net Amount Due To Counterparty (Not less than zero)
Bank of America NA	$1,403	$—	$(1,403)	$—
Barclays Bank plc	1,006	—	(1,006)	—
Citibank, NA	1,126	—	(1,126)	—
Credit Suisse International	2,838	—	(2,810)	28
Deutsche Bank AG	1,002	—	(890)	112
Morgan Stanley	1,205	—	(1,205)	—
Royal Bank of Scotland	965	—	(965)	—
Union Bank of Switzerland AG	289	—	(289)	—

	$9,834	$—	$(9,694)	$140

(a)	For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities subject to master netting arrangements on the Statements of Assets and Liabilities.
(b)	Collateral received or posted is limited to the net derivative asset or net derivative liability amounts.

Short Duration Core Plus Fund

Derivative Contracts	Statements of Assets and Liabilities Location
Gross Assets:		Futures Contracts (a)	Centrally Cleared Swaps (b)	Total
Interest rate contracts	Receivables, Net Assets — Unrealized Appreciation	$49	$4	$53

Gross Liabilities:
Interest rate contracts	Payables, Net Assets — Unrealized Depreciation	$(22)	$—	$(22)

(a)

This amount represents the cumulative appreciation (depreciation) of futures contracts as reported on the SOIs. The Statements of Assets and Liabilities only reflect the current day variation margin receivable/payable from/to brokers.

(b)

This amount represents the value of centrally cleared swaps as reported on the SOIs. The Statements of Assets and Liabilities only reflect the current day variation margin receivable/payable from/to brokers.

380	J.P. MORGAN INCOME FUNDS	FEBRUARY 28, 2019

The following tables present the effect of derivatives on the Statements of Operations for the year ended February 28, 2019, by primary underlying risk exposure (amounts in thousands):

Core Plus Bond Fund

Amount of Realized Gain (Loss) on Derivatives Recognized on the Statements of Operations
Derivative Contracts	Options	Futures Contracts	Forward Foreign Currency Exchange Contracts	Swaps	Total
Interest rate contracts	$(2,956)	$7,094	$—	$—	$4,138
Foreign exchange contracts	—	—	3,697	—	3,697
Credit contracts	—	—	—	(1,408)	(1,408)

Total	$(2,956)	$7,094	$3,697	$(1,408)	$6,427

Amount of Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized on the Statements of Operations
Derivative Contracts	Options	Futures Contracts	Forward Foreign Currency Exchange Contracts	Swaps	Total
Interest rate contracts	$160	$(5,040)	$—	$—	$(4,880)
Foreign exchange contracts	—	—	(264)	—	(264)
Credit contracts	—	—	—	969	969

Total	$160	$(5,040)	$(264)	$969	$(4,175)

High Yield Fund

Amount of Realized Gain (Loss) on Derivatives Recognized on the Statements of Operations
Derivative Contracts	Swaps
Credit contracts	$7,917

Amount of Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized on the Statements of Operations
Derivative Contracts	Swaps
Credit contracts	$(352)

Income Fund

Amount of Realized Gain (Loss) on Derivatives Recognized on the Statements of Operations
Derivative Contracts	Options	Futures Contracts	Swaps	Total
Interest rate contracts	$(235)	$1,933	$—	$1,698
Credit contracts	—	—	814	814

Total	$(235)	$1,933	$814	$2,512

Amount of Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized on the Statements of Operations
Derivative Contracts	Options	Futures Contracts	Swaps	Total
Interest rate contracts	$60	$(60)	$—	$—
Credit contracts	—	—	53	53

Total	$60	$(60)	$53	$53

Inflation Managed Bond Fund

Amount of Realized Gain (Loss) on Derivatives Recognized on the Statements of Operations
Derivative Contracts	Futures Contracts	Swaps	Total
Interest rate contracts	$(249)	$(6,624)	$(6,873)

Amount of Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized on the Statements of Operations
Derivative Contracts	Futures Contracts	Swaps	Total
Interest rate contracts	$(68)	$(7,875)	$(7,943)

FEBRUARY 28, 2019	J.P. MORGAN INCOME FUNDS	381

NOTES TO FINANCIAL STATEMENTS

AS OF FEBRUARY 28, 2019 (continued)

Short Duration Core Plus Fund

Amount of Realized Gain (Loss) on Derivatives Recognized on the Statements of Operations
Derivative Contracts	Futures Contracts	Swaps	Total
Interest rate contracts	$(336)	$(111)	$(447)

Amount of Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized on the Statements of Operations
Derivative Contracts	Futures Contracts	Swaps	Total
Interest rate contracts	$56	$4	$60

Derivatives Volume

The tables below disclose the volume of the Funds’ futures contracts, forward foreign currency exchange contracts, options and swaps activity during the year ended February 28, 2019 (amounts in thousands, except number of contracts). Please refer to the tables in the Summary of Derivatives Information for derivative-related gains and losses associated with volume activity.

	Core Plus Bond Fund		High Yield Fund	Income Fund	Inflation Managed Bond Fund		Short Duration Core Plus Fund
Futures Contracts — Interest:
Average Notional Balance Long	$1,500,039		$—	$64,223	$199,953	(a)	$36,542
Average Notional Balance Short	255,628		—	85,113	29,761		17,253
Ending Notional Balance Long	1,612,639		—	116,833	159,353		57,619
Ending Notional Balance Short	600,188		—	185,399	45,001		26,583

Forward Foreign Currency Exchange Contracts:
Average Settlement Value Purchased	10,471		—	51	—		—
Average Settlement Value Sold	41,299		—	59	—		—
Ending Settlement Value Purchased	22,791		—	—	—		—
Ending Settlement Value Sold	46,350		—	—	—		—

Exchange-Traded Options:
Average Number of Contracts Purchased	5,107	(b)	—	115	—		—
Average Number of Contracts Written	5,107	(b)	—	45	—		—

Credit Default Swaps:
Average Notional Balance — Buy Protection	58,631		—	3,231	—		—
Average Notional Balance — Sell Protection	139,000	(c)	181,846	3,392	—		—
Ending Notional Balance — Buy Protection	50,000		—	—	—		—
Ending Notional Balance — Sell Protection	—		192,000	—	—		—

Interest Rate-Related Swaps (Inflation-Linked Swaps):
Average Notional Balance — Pays Fixed rate	—		—	—	1,041,039		13,194	(d)
Average Notional Balance — Receives Fixed rate	—		—	—	14,423		—
Ending Notional Balance — Pays Fixed Rate	—		—	—	1,036,156		16,683

(a)	For the period October 1, 2018 through February 28, 2019.
(b)	For the period March 1, 2018 through March 31, 2018.
(c)	For the period October 1, 2018 through October 31, 2018.
(d)	For the period September 1, 2018 through February 28, 2019.

The Funds’ derivatives contracts held at February 28, 2019 are not accounted for as hedging instruments under GAAP.

G. Foreign Currency Translation — The books and records of the Funds are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the prevailing exchange rates of such currencies against the U.S. dollar. The market value of investment securities and other assets and liabilities are translated at the exchange rate as of the valuation date. Purchases and sales of investment securities, income and expenses are translated at the exchange rate prevailing on the respective dates of such transactions.

The Funds do not isolate the effect of changes in foreign exchange rates from changes in market prices on securities held. Accordingly, such changes are included within Change in net unrealized appreciation/depreciation on investments on the Statements of Operations.

Reported realized foreign currency gains and losses arise from the disposition of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on each Fund’s books on the transaction date and the U.S. dollar equivalent of the amounts actually received or paid. These reported real-

382	J.P. MORGAN INCOME FUNDS	FEBRUARY 28, 2019

ized foreign currency gains and losses are included in Net realized gain (loss) on foreign currency transactions on the Statements of Operations. Unrealized foreign currency gains and losses arise from changes (due to changes in exchange rates) in the value of foreign currency and other assets and liabilities denominated in foreign currencies, which are held at year end and are included in Change in net unrealized appreciation/depreciation on foreign currency translations on the Statements of Operations.

H. Securities Lending — Effective October 5, 2018, the Funds became authorized to engage in securities lending in order to generate additional income. The Funds are able to lend to approved borrowers. Citibank N.A. (“Citibank”) serves as lending agent for the Funds, pursuant to a Securities Lending Agency Agreement (the “Securities Lending Agency Agreement”). Securities loaned are collateralized by cash equal to at least 100% of the market value plus accrued interest on the securities lent, which is invested in the IM Shares of JPMorgan U.S. Government Money Market and/or the Agency SL Shares of the JPMorgan Securities Lending Money Market Fund. The Funds retain loan fees and the interest on cash collateral investments but are required to pay the borrower a rebate for the use of cash collateral. In cases where the lent security is of high value to borrowers, there may be a negative rebate (i.e., a net payment from the borrower to the Funds). Upon termination of a loan, the Funds are required to return to the borrower an amount equal to the cash collateral, plus any rebate owed to the borrowers. The remaining maturities of the securities lending transactions are considered overnight and continuous. Loans are subject to termination by the Funds or the borrower at any time.

The net income earned on the securities lending (after payment of rebates and Citibank’s fee) is included on the Statements of Operations as Income from securities lending (net). The Funds also receive payments from the borrower during the period of the loan, equivalent to dividends and interest earned on the securities loaned, which are recorded as Dividend or Interest income, respectively, on the Statements of Operations.

Under the Securities Lending Agency Agreement, Citibank marks to market the loaned securities on a daily basis. In the event the cash received from the borrower is less than 102% of the value of the loaned securities (105% for loans of non-U.S. securities), Citibank requests additional cash from the borrower so as to maintain a collateralization level of at least 102% of the value of the loaned securities plus accrued interest (105% for loans of non-U.S. securities), subject to certain de minimus amounts.

The value of securities out on loan is recorded as an asset on the Statements of Assets and Liabilities. The value of the cash collateral received is recorded as a liability on the Statements of Assets and Liabilities and details of Collateral Investments are disclosed on the SOIs. At February 28, 2019, the value of outstanding securities on loan and the value of Collateral investment were as follows (amounts in thousands):

	Value of Securities on Loan	Cash Collateral Posted by Borrower	Total value of Collateral Investments
Core Bond Fund	$129,336	$133,476	$133,476
Core Plus Bond Fund	215,888	226,950	226,950
Income Fund	11,313	11,758	11,758
Short Duration Bond Fund	264	274	274

The Funds bear the risk of loss associated with the Collateral Investments and are not entitled to additional collateral from the borrower to cover any such losses. To the extent that the value of the Collateral Investments declines below the amount owed to a borrower, the Funds may incur losses that exceed the amount they earned on lending the security. Upon termination of a loan, the Funds may use leverage (borrow money) to repay the borrower for cash collateral posted if the Adviser does not believe that it is prudent to sell the Collateral Investments to fund the payment of this liability.

The following table presents the Funds’ value of the securities on loan with Citibank, net of amounts available for offset under the master netting arrangements and any related collateral received or posted by the Funds as of February 28, 2019 (amounts in thousands).

	Investment Securities on Loan, at value, Presented on the Statements of Assets and Liabilities	Cash Collateral Posted by Borrower	Net Amount Due to Counterparty (not less than zero)
Core Bond Fund	$129,336	$(129,336)	$—
Core Plus Bond Fund	215,888	(215,888)	—
Income Fund	11,313	(11,313)	—
Short Duration Bond Fund	264	(264)	—

Securities lending also involves counterparty risks, including the risk that the loaned securities may not be returned in a timely manner or at all. Subject to certain conditions, Citibank has agreed to indemnify the Funds from losses resulting from a borrower’s failure to return a loaned security.

FEBRUARY 28, 2019	J.P. MORGAN INCOME FUNDS	383

NOTES TO FINANCIAL STATEMENTS

AS OF FEBRUARY 28, 2019 (continued)

JPMIM voluntarily waived investment advisory fees charged to the Funds to reduce the impact of the investment in the JPMorgan U.S. Government

Money Market Fund from 0.16% to 0.06%. JPMIM waived fees associated with the Funds’ investment in JPMorgan U.S. Government Money Market Fund as follows (amounts in thousands):

Core Bond Fund	$5
Core Plus Bond Fund	11
Income Fund	2
Short Duration Bond Fund	—	(a)

(a)	Amount rounds to less than one thousand.

The above waiver is included in the determination of earnings on cash collateral investment and in the calculation of Citibank’s compensation and is included on the Statements of Operations as Income from securities lending (net).

Government Bond Fund, High Yield Fund, Inflation Managed Bond Fund, Limited Duration Bond Fund, Mortgage-Backed Securities Fund and Short Duration Core Plus Fund did not lend out any securities during the year ended February 28, 2019.

I. Investment Transactions with Affiliates — The Funds invested in Underlying Funds which are advised by the Adviser or its affiliates. An issuer which is under common control with the Funds may be considered an affiliate. For the purposes of the financial statements, the Funds assume the issuers listed in the table below to be affiliated issuers. Underlying Funds’ distributions may be reinvested into the Underlying Funds. Reinvestment amounts are included in the purchase cost amounts in the tables below. Included in the purchases and sales amounts in the tables below are exchanges between certain share classes of the Underlying Funds. Such exchanges are not treated as purchases and sales for the purpose of recognizing realized gains (losses) or portfolio turnover. Amounts in the tables below are in thousands.

Core Bond Fund

For the year ended February 28, 2019
Security Description	Value at February 28, 2018	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at February 28, 2019	Shares at February 28, 2019	Dividend Income		Capital Gain Distributions
JPMorgan Prime Money Market Fund Class Institutional Shares, 2.52% (a)(b)	$807,610	$7,990,416	$8,517,432	$3	$82	$280,679	280,595	$8,808		$—
JPMorgan Securities Lending Money Market Fund Class Agency SL Shares, 2.59% (a)(b)	—	251,500	150,500	14	—	101,014	101,004	429	*	—
JPMorgan U.S. Government Money Market Fund Class IM Shares, 2.37% (a)(b)	—	144,989	112,527	—	—	32,462	32,461	133	*	—

Total	$807,610	$8,386,905	$8,780,459	$17	$82	$414,155		$9,370		$—

Core Plus Bond Fund

For the year ended February 28, 2019
Security Description	Value at February 28, 2018	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at February 28, 2019	Shares at February 28, 2019	Dividend Income		Capital Gain Distributions
JPMorgan Prime Money Market Fund Class Institutional Shares, 2.52% (a)(b)	$654,304	$4,516,370	$4,770,305	$73	$111	$400,553	400,433	$16,492		$—
JPMorgan Securities Lending Money Market Fund Class Agency SL Shares, 2.59% (a)(b)	—	273,000	104,000	14	24	169,038	169,022	984	*	—
JPMorgan U.S. Government Money Market Fund Class IM Shares, 2.37% (a)(b)	—	186,285	128,373	—	—	57,912	57,912	292	*	—

Total	$654,304	$4,975,655	$5,002,678	$87	$135	$627,503		$17,768		$—

384	J.P. MORGAN INCOME FUNDS	FEBRUARY 28, 2019

Government Bond Fund

For the year ended February 28, 2019
Security Description	Value at February 28, 2018	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at February 28, 2019	Shares at February 28, 2019	Dividend Income	Capital Gain Distributions
JPMorgan U.S. Government Money Market Fund Class Institutional Shares, 2.33% (a)(b)	$62,272	$579,868	$470,771	$—	$—	$171,369	171,369	$1,342	$—

High Yield Fund

For the year ended February 28, 2019
Security Description	Value at February 28, 2018	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at February 28, 2019	Shares at February 28, 2019	Dividend Income	Capital Gain Distributions
JPMorgan U.S. Government Money Market Fund Class Institutional Shares, 2.33% (a)(b)	$258,478	$3,589,701	$3,453,753	$—	$—	$394,426	394,426	$6,031	$—

Income Fund

For the year ended February 28, 2019
Security Description	Value at February 28, 2018	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)		Value at February 28, 2019	Shares at February 28, 2019	Dividend Income		Capital Gain Distributions
JPMorgan Prime Money Market Fund Class Institutional Shares, 2.52% (a)(b)	$—	$332,781	$320,793	$1	$—	(c)	$11,989	11,985	$210		$—
JPMorgan Securities Lending Money Market Fund Class Agency SL Shares (a)	—	7,000	7,000	—	—	(c)	—	—	9	*	—
JPMorgan U.S. Government Money Market Fund Class IM Shares, 2.37% (a)(b)	—	33,187	21,429	—	—		11,758	11,758	45	*	—

Total	$—	$372,968	$349,222	$1	$—	(c)	$23,747		$264		$—

Inflation Managed Bond Fund

For the year ended February 28, 2019
Security Description	Value at February 28, 2018	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at February 28, 2019	Shares at February 28, 2019	Dividend Income	Capital Gain Distributions
JPMorgan Prime Money Market Fund Class Institutional Shares, 2.52% (a)(b)	$17,633	$454,109	$449,656	$(2)	$10	$22,094	22,087	$331	$—

Limited Duration Bond Fund

For the year ended February 28, 2019
Security Description	Value at February 28, 2018	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at February 28, 2019	Shares at February 28, 2019	Dividend Income	Capital Gain Distributions
JPMorgan Prime Money Market Fund Class Institutional Shares, 2.52% (a)(b)	$72,656	$553,836	$544,794	$(2)	$26	$81,722	81,698	$1,829	$—

FEBRUARY 28, 2019	J.P. MORGAN INCOME FUNDS	385

NOTES TO FINANCIAL STATEMENTS

AS OF FEBRUARY 28, 2019 (continued)

Mortgage-Backed Securities Fund

For the year ended February 28, 2019
Security Description	Value at February 28, 2018	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at February 28, 2019	Shares at February 28, 2019	Dividend Income	Capital Gain Distributions
JPMorgan Prime Money Market Fund Class Institutional Shares, 2.52% (a)(b)	$24,731	$759,573	$658,932	$1	$26	$125,399	125,361	$1,290	$—

Short Duration Bond Fund

For the year ended February 28, 2019
Security Description	Value at February 28, 2018	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at February 28, 2019	Shares at February 28, 2019	Dividend Income		Capital Gain Distributions
JPMorgan U.S. Government Money Market Fund Class IM Shares, 2.37% (a)(b)	$—	$1,339	$1,065	$—	$—	$274	274	$1	*	$—
JPMorgan U.S. Government Money Market Fund Class Institutional Shares, 2.33% (a)(b)	9,442	1,493,658	1,497,814	—	—	5,286	5,286	384		—

Total	$9,442	$1,494,997	$1,498,879	$—	$—	$5,560		$385		$—

Short Duration Core Plus Fund

For the year ended February 28, 2019
Security Description	Value at February 28, 2018	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at February 28, 2019	Shares at February 28, 2019	Dividend Income	Capital Gain Distributions
JPMorgan U.S. Government Money Market Fund Class Institutional Shares, 2.33% (a)(b)	$1,893	$185,981	$180,393	$—	$—	$7,481	7,481	$100	$—

(a)	Investment in affiliate. Fund is registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc.
(b)	The rate shown is the current yield as of February 28, 2019.
(c)	Amount rounds to less than one thousand.
*	Amount is included on the Statements of Operations as Income from securities lending (net) (after payments of rebates and Citibank’s fee).

J. Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income is determined on the basis of coupon interest accrued using the effective interest method which adjusts for amortization of premiums and accretion of discounts. Dividend income is recorded on the ex-dividend date or when a Fund first learns of the dividend. Certain Funds may receive other income from investment in loan assignments and/or unfunded commitments, including amendment fees, consent fees and commitment fees. These fees are recorded as income when received by the Fund. These amounts are included in Interest income from non-affiliates on the Statements of Operations.

Inflation Managed Bond Fund invests in treasury inflation protected securities (TIPS). The principal amount of TIPS is adjusted periodically and is increased for inflation or decreased for deflation based on a monthly published index. These adjustments are recorded as increases or decreases to interest income on the Statements of Operations. Coupon payments are based on the adjusted principal at the time the interest is paid.

K. Allocation of Income and Expenses — Expenses directly attributable to a fund are charged directly to that fund, while the expenses attributable to more than one fund of the Trusts are allocated among the respective funds. In calculating the NAV of each class, investment income, realized and unrealized gains and losses and expenses, other than class specific expenses, are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day.

386	J.P. MORGAN INCOME FUNDS	FEBRUARY 28, 2019

Transfer agency fees are class-specific expenses. The amount of the transfer agency fees charged to each class of the Funds for the year ended February 28, 2019 are as follows:

	Class A	Class C	Class I	Class L	Class R2	Class R3		Class R4		Class R5		Class R6		Total
Core Bond Fund
Transfer agency fees	$128	$12	$60	n/a	$12	$—	(a)	$—	(a)	$6		$169		$387
Core Plus Bond Fund
Transfer agency fees	77	10	16	$2	8	—	(a)	—	(a)	—	(a)	126		239
Government Bond Fund
Transfer agency fees	48	2	15	n/a	13	—	(a)	—	(a)	n/a		8		86
High Yield Fund
Transfer agency fees	83	11	1,247	n/a	8	—	(a)	—	(a)	$3		46		1,398
Income Fund
Transfer agency fees	6	1	3	n/a	n/a	n/a		n/a		n/a		—	(a)	10
Inflation Managed Bond Fund
Transfer agency fees	1	2	2	n/a	n/a	n/a		n/a		$—	(a)	10		15
Limited Duration Bond Fund
Transfer agency fees	19	2	4	n/a	n/a	n/a		n/a		n/a		14		39
Mortgage-Backed Securities Fund
Transfer agency fees	15	2	9	n/a	n/a	n/a		n/a		n/a		8		34
Short Duration Bond Fund
Transfer agency fees	18	3	3	n/a	n/a	n/a		n/a		n/a		19		43
Short Duration Core Plus Fund
Transfer agency fees	14	1	2	n/a	n/a	n/a		n/a		n/a		—	(a)	17

(a)	Amount rounds to less than one thousand.

L. Federal Income Taxes — Each Fund is treated as a separate taxable entity for Federal income tax purposes. Each Fund’s policy is to comply with the provisions of the Internal Revenue Code (the “Code”), applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized capital gains on investments. Accordingly, no provision for Federal income tax is necessary. Management has reviewed the Funds’ tax positions for all open tax years and has determined that as of February 28, 2019, no liability for income tax is required in the Funds’ financial statements for net unrecognized tax benefits. However, management’s conclusions may be subject to future review based on changes in, or the interpretation of, the accounting standards or tax laws and regulations. Each of the Funds’ Federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

M. Foreign Taxes — The Funds may be subject to foreign taxes on income, gains on investments or currency purchases/repatriation, a portion of which may be recoverable. The Funds will accrue such taxes and recoveries as applicable, based upon their current interpretation of tax rules and regulations that exist in the markets in which they invest. When a capital gain tax is determined to apply, the Fund records an estimated deferred tax liability in an amount that would be payable if the securities were disposed of on the valuation date.

N. Distributions to Shareholders — Distributions from net investment income, if any, are generally declared and paid monthly for all funds except for Income Fund in which distributions from net investment income, if any, are generally declared daily and paid monthly and are declared separately for each class. No class has preferential dividend rights; differences in per share rates are due to differences in separate class expenses. Net realized capital gains, if any, are distributed by each Fund at least annually. The amount of distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from GAAP. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment.

The following amounts were reclassified within the capital accounts (amounts in thousands):

	Paid-in-Capital	Accumulated undistributed (distributions in excess of) net investment income	Accumulated net realized gains (losses)
Core Bond Fund	$—	$(46)	$46
Core Plus Bond Fund	—	1,670	(1,670)
High Yield Fund	—	3,255	(3,255)
Income Fund	—	65	(65)
Inflation Managed Bond Fund	—	5	(5)
Limited Duration Bond Fund	(6,963)	31	6,932
Short Duration Bond Fund	—	6	(6)
Short Duration Core Plus Fund	—	(1)	1

FEBRUARY 28, 2019	J.P. MORGAN INCOME FUNDS	387

NOTES TO FINANCIAL STATEMENTS

AS OF FEBRUARY 28, 2019 (continued)

The reclassifications for the Funds relate primarily to expiration of capital loss carryforwards, foreign currency gain/loss, investments in contingent preferred debt, investments in swaps and non-taxable dividends.

3. Fees and Other Transactions with Affiliates

A. Investment Advisory Fee — Pursuant to Investment Advisory Agreements, the Adviser supervises the investments of each Fund and for such services is paid a fee. The fee is accrued daily and paid monthly based on each Fund’s respective average daily net assets. The annual rate for each Fund is as follows:

Core Bond Fund	0.30%
Core Plus Bond Fund	0.30
Government Bond Fund	0.30
High Yield Fund	0.60
Income Fund	0.35
Inflation Managed Bond Fund	0.35
Limited Duration Bond Fund	0.25
Mortgage-Backed Securities Fund	0.35
Short Duration Bond Fund	0.25
Short Duration Core Plus Fund	0.25

The Adviser waived Investment Advisory fees and/or reimbursed expenses as outlined in Note 3.G.

B. Administration Fee — Pursuant to Administration Agreements, the Administrator provides certain administration services to the Funds. In consideration of these services, effective January 1, 2019, the Administrator receives a fee accrued daily and paid monthly at an annual rate of 0.075% of the first $10 billion of each Fund’s respective average daily net assets, plus 0.050% of each Fund’s respective average daily net assets between $10 billion and $20 billion, plus 0.025% of each Fund’s respective average daily net assets between $20 billion and $25 billion, plus 0.01% of each Fund’s respective average daily net assets in excess of $25 billion. Prior to January 1, 2019, the Administrator received a fee accrued daily and paid monthly at an annual rate of 0.15% of the first $25 billion of the average daily net assets of all funds in the J.P. Morgan Funds Complex covered by the Administration Agreement (excluding certain funds of funds and money market funds) and 0.075% of the average daily net assets in excess of $25 billion of all such funds. For the year ended February 28, 2019, the effective rate was 0.08% of each Fund’s average daily net assets, notwithstanding any fee waivers and/or expense reimbursements.

The Administrator waived Administration fees as outlined in Note 3.G.

JPMCB, a wholly-owned subsidiary of JPMorgan, serves as the Funds’ sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMCB receives a portion of the fees payable to the Administrator.

C. Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (“JPMDS”), an indirect, wholly-owned subsidiary of JPMorgan, serves as the Trusts’ exclusive underwriter and promotes and arranges for the sale of each Fund’s shares. The Boards have adopted a Distribution Plan (the “Distribution Plan”) for Class A, Class C, Class R2 and Class R3 Shares of the Funds, as applicable, in accordance with Rule 12b-1 under the 1940 Act. The Class I, Class L, Class R4, Class R5 and Class R6 Shares do not charge a distribution fee. The Distribution Plan provides that each Fund shall pay distribution fees, including payments to JPMDS, at annual rates of the average daily net assets as shown in the table below:

Class A	Class C	Class R2	Class R3
0.25%	0.75%	0.50%	0.25%

In addition, JPMDS is entitled to receive the front-end sales charges from purchases of Class A Shares and the CDSC from redemptions of Class C Shares (except for Class C Shares of Limited Duration Bond Fund and Short Duration Bond Fund purchased prior to September 3, 2013) and certain Class A Shares for which front-end sales charges have been waived. For the year ended February 28, 2019, JPMDS retained the following (amounts in thousands):

	Front-End Sales Charge	CDSC
Core Bond Fund	$178	$—	(a)
Core Plus Bond Fund	179	—	(a)
Government Bond Fund	20	—
High Yield Fund	71	1
Income Fund	55	—	(a)
Inflation Managed Bond Fund	1	—
Limited Duration Bond Fund	12	2
Mortgage-Backed Securities Fund	19	1
Short Duration Bond Fund	34	—	(a)
Short Duration Core Plus Fund	4	1

(a)	Amount rounds to less than one thousand.

388	J.P. MORGAN INCOME FUNDS	FEBRUARY 28, 2019

D. Service Fees — The Trusts, on behalf of the Funds, have entered into a Shareholder Servicing Agreement with JPMDS under which JPMDS provides certain support services to the shareholders. For performing these services, JPMDS receives a fee, except for Class R6 Shares which do not charge a service fee, that is accrued daily and paid monthly equal to a percentage of the average daily net assets as shown in the table below:

	Class A	Class C	Class I	Class L	Class R2	Class R3	Class R4	Class R5
Core Bond Fund	0.25%	0.25%	0.25%	n/a	0.25%	0.25%	0.25%	0.10%
Core Plus Bond Fund	0.25	0.25	0.25	0.10%	0.25	0.25	0.25	0.10
Government Bond Fund	0.25	0.25	0.25	n/a	0.25	0.25	0.25	n/a
High Yield Fund	0.25	0.25	0.25	n/a	0.25	0.25	0.25	0.10
Income Fund	0.25	0.25	0.25	n/a	n/a	n/a	n/a	n/a
Inflation Managed Bond Fund	0.25	0.25	0.25	n/a	n/a	n/a	n/a	0.10
Limited Duration Bond Fund	0.25	0.25	0.25	n/a	n/a	n/a	n/a	n/a
Mortgage-Backed Securities Fund	0.25	0.25	0.25	n/a	n/a	n/a	n/a	n/a
Short Duration Bond Fund	0.25	0.25	0.25	n/a	n/a	n/a	n/a	n/a
Short Duration Core Plus Fund	0.25	0.25	0.25	n/a	n/a	n/a	n/a	n/a

JPMDS has entered into shareholder services contracts with affiliated and unaffiliated financial intermediaries who provide shareholder services and other related services to their clients or customers who invest in the Funds under which JPMDS will pay all or a portion of such fees earned to financial intermediaries for performing such services.

JPMDS waived service fees as outlined in Note 3.G.

E. Custodian and Accounting Fees — JPMCB provides portfolio custody and accounting services to the Funds. For performing these services, the Funds pay JPMCB transaction and asset-based fees that vary according to the number of transactions and positions, plus out-of-pocket expenses. The amounts paid directly to JPMCB by the Funds for custody and accounting services are included in Custodian and accounting fees on the Statements of Operations. Interest income earned on cash balances at the custodian, if any, is included in Interest income from affiliates on the Statements of Operations.

Interest expense paid to the custodian related to cash overdrafts, if any, is included in Interest expense to affiliates on the Statements of Operations.

F. Collateral Management Fees — JPMCB provides derivatives collateral management services for Core Plus Bond Fund, High Yield Fund, Income Fund, Inflation Managed Bond Fund and Short Duration Core Plus Bond Fund. The amounts paid directly to JPMCB by the Funds for these services are included in Collateral management fees on the Statements of Operations.

G. Waivers and Reimbursements — The Adviser, Administrator and/or JPMDS have contractually agreed to waive fees and/or reimburse the Funds to the extent that total annual operating expenses (excluding acquired fund fees and expenses, dividend and interest expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation and extraordinary expenses) exceed the percentages of the Funds’ respective average daily net assets as shown in the table below:

	Class A	Class C	Class I	Class L	Class R2	Class R3	Class R4	Class R5	Class R6
Core Bond Fund	0.75%	1.40%	0.50%	n/a	1.10%	0.85%	0.60%	0.45%	0.35%
Core Plus Bond Fund	0.75	1.40	0.46	0.49%	1.15	0.90	0.65	0.50	0.40
Government Bond Fund	0.75	1.48	0.48	n/a	1.10	0.85	0.60	n/a	0.35
High Yield Fund	1.00	1.50	0.75	n/a	1.35	1.10	0.85	0.70	0.60
Income Fund	0.65	1.20	0.40	n/a	n/a	n/a	n/a	n/a	0.40
Inflation Managed Bond Fund	0.75	1.40	0.60	n/a	n/a	n/a	n/a	0.55	0.50
Limited Duration Bond Fund	0.70	1.20	0.45	n/a	n/a	n/a	n/a	n/a	0.25
Mortgage-Backed Securities Fund	0.65	1.15	0.40	n/a	n/a	n/a	n/a	n/a	0.25
Short Duration Bond Fund	0.80	1.30	0.55	n/a	n/a	n/a	n/a	n/a	0.30
Short Duration Core Plus Fund	0.64	1.14	0.39	n/a	n/a	n/a	n/a	n/a	0.33

The expense limitation agreements were in effect for the year ended February 28, 2019 and are in place until at least June 30, 2019, except the expense limitation agreement for Inflation Managed Bond Fund is in effect until September 30, 2019.

FEBRUARY 28, 2019	J.P. MORGAN INCOME FUNDS	389

NOTES TO FINANCIAL STATEMENTS

AS OF FEBRUARY 28, 2019 (continued)

For the year ended February 28, 2019, the Funds’ service providers waived fees and/or reimbursed expenses for each of the Funds as follows (amounts in thousands). None of these parties expect the Funds to repay any such waived fees and/or reimbursed expenses in future years.

	Contractual Waivers
	Investment Advisory Fees	Administration Fees	Service Fees	Total	Contractual Reimbursements
Core Bond Fund	$7,880	$5,234	$9,139	$22,253	$169
Core Plus Bond Fund	592	389	4,658	5,639	8
Government Bond Fund	554	369	1,230	2,153	8
High Yield Fund	6,104	3,781	5,409	15,294	28
Income Fund	347	222	593	1,162	8
Inflation Managed Bond Fund	4	2	319	325	—	(a)
Limited Duration Bond Fund	757	504	210	1,471	—
Mortgage-Backed Securities Fund	2,649	1,581	1,039	5,269	—
Short Duration Bond Fund	978	649	22	1,649	15
Short Duration Core Plus Fund	240	122	296	658	18

(a)	Amount rounds to less than one thousand.

Additionally, the Funds may invest in one or more money market funds advised by the Adviser or its affiliates (affiliated money market funds). The Adviser, Administrator and/or JPMDS, as shareholder servicing agent, have contractually agreed to waive fees and/or reimburse expenses in an amount sufficient to offset the respective net fees each collects from the affiliated money market fund on the applicable Fund’s investment in such affiliated money market fund, except for investments of securities lending cash collateral.

The amounts of waivers resulting from investments in these money market funds for the year ended February 28, 2019 were as follows (amounts in thousands):

Core Bond Fund	$1,027
Core Plus Bond Fund	1,696
Government Bond Fund	139
High Yield Fund	618
Income Fund	20
Inflation Managed Bond Fund	29
Limited Duration Bond Fund	167
Mortgage-Backed Securities Fund	100
Short Duration Bond Fund	43
Short Duration Core Plus Fund	11

H. Other — Certain officers of the Trusts are affiliated with the Adviser, the Administrator and JPMDS. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Funds for serving in their respective roles.

The Boards appointed a Chief Compliance Officer to the Funds in accordance with Federal securities regulations. Each Fund, along with other affiliated funds, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the Office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees on the Statements of Operations.

The Trusts adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the Independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as Trustees. The deferred fees are invested in various J.P. Morgan Funds until distribution in accordance with the Plan.

During the year ended February 28, 2019, Core Bond Fund, Core Plus Bond Fund, High Yield Fund, Income Fund, Inflation Managed Bond Fund, Limited Duration Bond Fund, Mortgage-Backed Securities Fund, Short Duration Bond Fund and Short Duration Core Plus Fund purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate were affiliated with the Adviser.

The Funds may use related party broker-dealers. For the year ended February 28, 2019, the Funds did not incur any brokerage commissions with broker-dealers affiliated with the Adviser.

The Securities and Exchange Commission (“SEC”) has granted an exemptive order permitting the Funds to engage in principal transactions with J.P. Morgan Securities, Inc., an affiliated broker, involving taxable money market instruments, subject to certain conditions.

390	J.P. MORGAN INCOME FUNDS	FEBRUARY 28, 2019

4. Investment Transactions

During the year ended February 28, 2019, purchases and sales of investments (excluding short-term investments) were as follows (amounts in thousands):

	Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)	Purchases of U.S. Government	Sales of U.S. Government	Securities Sold Short	Covers on Securities Sold Short
Core Bond Fund	$5,599,109	$4,976,357	$2,080,452	$1,549,448	$—	$—
Core Plus Bond Fund	7,960,125	5,030,611	760,777	1,498,933	—	—
Government Bond Fund	275,531	70,124	199,868	59,002	—	—
High Yield Fund	3,885,115	4,209,838	—	—	—	—
Income Fund	514,289	151,662	23,938	20,143	27,084	27,085
Inflation Managed Bond Fund	443,214	629,900	464,471	604,386	—	—
Limited Duration Bond Fund	342,791	262,370	—	—	—	—
Mortgage-Backed Securities Fund	529,264	391,219	38,584	41,646	—	—
Short Duration Bond Fund	1,255,318	1,270,596	1,427,348	1,915,465	—	—
Short Duration Core Plus Fund	183,270	61,612	136,875	84,615	—	—

5. Federal Income Tax Matters

For Federal income tax purposes, the estimated cost and unrealized appreciation (depreciation) in value of investments held at February 28, 2019 were as follows (amounts in thousands):

	Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Core Bond Fund	$29,647,613	$262,759	$336,980	$(74,221)
Core Plus Bond Fund	14,241,916	112,643	203,376	(90,733)
Government Bond Fund	1,749,741	26,435	21,661	4,774
High Yield Fund	8,660,300	169,384	256,636	(87,252)
Income Fund	570,153	6,720	5,603	1,117
Inflation Managed Bond Fund	1,107,360	8,208	19,894	(11,686)
Limited Duration Bond Fund	1,105,948	3,206	6,456	(3,250)
Mortgage-Backed Securities Fund	2,194,508	29,531	25,805	3,726
Short Duration Bond Fund	3,143,935	8,207	16,369	(8,162)
Short Duration Core Plus Fund	278,507	1,972	1,016	956

The difference between book and tax basis appreciation (depreciation) on investments is primarily attributed to defaulted bonds, investments in contingent payment debt instruments, investments in perpetual bonds, mark to market of futures contracts, non-taxable dividends, TIPs and wash sale loss deferrals.

The tax character of distributions paid during the year February 28, 2019 was as follows (amounts in thousands):

	Ordinary Income*	Net Long-Term Capital Gains	Total Distributions Paid
Core Bond Fund	$834,526	$26,705	$861,231
Core Plus Bond Fund	423,345	—	423,345
Government Bond Fund	32,963	—	32,963
High Yield Fund	512,495	—	512,495
Income Fund	16,458	—	16,458
Inflation Managed Bond Fund	30,783	—	30,783
Limited Duration Bond Fund	25,264	—	25,264
Mortgage-Backed Securities Fund	65,263	—	65,263
Short Duration Bond Fund	66,917	—	66,917
Short Duration Core Plus Fund	5,101	—	5,101

*	Short-term gain distributions are treated as ordinary income for income tax purposes.

FEBRUARY 28, 2019	J.P. MORGAN INCOME FUNDS	391

NOTES TO FINANCIAL STATEMENTS

AS OF FEBRUARY 28, 2019 (continued)

The tax character of distributions paid during the year February 28, 2018 was as follows (amounts in thousands):

	Ordinary Income*	Net Long-Term Capital Gains	Total Distributions Paid
Core Bond Fund	$723,358	$60,447	$783,805
Core Plus Bond Fund	286,674	—	286,674
Government Bond Fund	29,801	1,210	31,011
High Yield Fund	589,345	—	589,345
Income Fund	6,572	—	6,572
Inflation Managed Bond Fund	31,700	—	31,700
Limited Duration Bond Fund	18,411	—	18,411
Mortgage-Backed Securities Fund	70,692	—	70,692
Short Duration Bond Fund	59,294	—	59,294
Short Duration Core Plus Fund	5,093	—	5,093

*	Short-term gain distributions are treated as ordinary income for income tax purposes.

As of February 28, 2019, the estimated components of net assets (excluding paid-in-capital) on a tax basis were as follows (amounts in thousands):

	Current Distributable Ordinary Income	Current Distributable Long-Term Capital Gain or (Tax Basis Capital Loss Carryover)	Unrealized Appreciation (Depreciation)
Core Bond Fund	$8,406	$(23,609)	$(74,221)
Core Plus Bond Fund	6,045	(89,617)	(96,876)
Government Bond Fund	391	(1,751)	4,774
High Yield Fund	9,423	(390,349)	(87,291)
Income Fund	362	(2,163)	1,102
Inflation Managed Bond Fund	205	(55,996)	(11,686)
Limited Duration Bond Fund	359	(12,253)	(3,250)
Mortgage-Backed Securities Fund	473	(1,049)	3,726
Short Duration Bond Fund	711	(21,548)	(8,162)
Short Duration Core Plus Fund	50	(15,467)	931

For the Funds, the cumulative timing differences primarily consist of defaulted bonds, investments in contingent preferred debt, investments in perpetual bonds, post-October capital loss deferrals, trustee deferred compensation and wash sale loss deferrals.

Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized by the Funds after February 28, 2011 are carried forward indefinitely, and retain their character as short-term and/or long-term losses. Prior to the Act, net capital losses incurred by the Funds were carried forward for eight years and treated as short-term losses. The Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

As of February 28, 2019, the following Funds had the following post-enactment net capital loss carryforwards (amounts in thousands):

	Capital Loss Carryforward Character
	Short-Term	Long-Term
Core Bond Fund	$12,851	$10,758
Core Plus Bond Fund	44,308	45,309
Government Bond Fund	1,233	518
High Yield Fund	60,571	329,778
Income Fund	746	1,417
Inflation Managed Bond Fund	53,722	2,273
Limited Duration Bond Fund	—	12,253
Mortgage-Backed Securities Fund	242	808
Short Duration Bond Fund	11,300	10,248
Short Duration Core Plus Fund	4,495	10,971

392	J.P. MORGAN INCOME FUNDS	FEBRUARY 28, 2019

During the year ended February 28, 2019 the following Funds utilized capital loss carryforwards as follows (amounts in thousands):

	Capital Loss Utilized
	Short-Term	Long-Term
Government Bond Fund	$163	$—
Income Fund	135	—
Mortgage-Backed Securities Fund	158	806
Short Duration Core Plus Fund	—	26
During the year ended February 28, 2019 the following Fund had expired pre-enactment capital loss carryforwards as follows (amounts in thousands):

Limited Duration Bond Fund	$6,963

Specified ordinary losses and net capital losses incurred after October 31 within the taxable year are deemed to arise on the first business day of the Funds’ next taxable year. For the year ended February 28, 2019 the Funds deferred to March 1, 2019 the following specified ordinary losses and net capital losses of (amounts in thousands):

	Specified Ordinary Losses	Net Capital Losses (Gains)
		Short-Term	Long-Term
Core Bond Fund	$—	$4,606	$19,757
Core Plus Bond Fund	191	(7,417)	20,776
Government Bond Fund	—	—	738
High Yield Fund	—	29,013	62,484
Inflation Managed Bond Fund	—	12,749	(825)
Limited Duration Bond Fund	—	1	2
Short Duration Bond Fund	—	557	9,546
Short Duration Core Plus Fund	—	43	395

6. Borrowings

The Funds rely upon an exemptive order granted by the SEC (the “Order”) permitting the establishment and operation of an Interfund Lending Facility (the “Facility”). The Facility allows the Funds to directly lend and borrow money to or from any other fund relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. The Interfund loan rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. The Order was granted to JPM II and may be relied upon by the Funds because the Funds and the series of JPM II are all investment companies in the same “group of investment companies” (as defined in Section 12(d)(1)(G) of the 1940 Act).

The Trusts and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the J.P. Morgan Funds, including the Funds. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until November 4, 2019.

The Funds had no borrowings outstanding from another fund or from the unsecured, uncommitted credit facility at February 28, 2019. Average borrowings from the Facility during the year ended February 28, 2019 were as follows (amounts in thousands, except number of days outstanding):

	Average Borrowings	Average Interest Rate Paid	Number of Days Outstanding	Interest Paid
Core Bond Fund	$16,857	2.92%	1	$1

The Trusts, along with certain other trusts (“Borrowers”), have entered into a joint syndicated senior unsecured revolving credit facility totaling $1.5 billion (“Credit Facility”) with various lenders and The Bank of New York Mellon, as administrative agent for the lenders. This Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. Under the terms of the Credit Facility, a borrowing fund must have a minimum of $25,000,000 in adjusted net asset value and not exceed certain adjusted net asset coverage ratios prior to and during the time in which any borrowings are outstanding. If a fund does not comply with the aforementioned requirements, the fund must remediate within three business days with respect to the $25,000,000 minimum adjusted net asset value or within one business day with respect to certain asset coverage ratios or the administrative agent at the request of, or with the consent of, the lenders may terminate the Credit Facility and declare any outstanding borrowings to be due and payable immediately.

Interest associated with any borrowing under the Credit Facility is charged to the borrowing fund at a rate of interest equal to 1.00% plus the greater of the federal funds effective rate or one month LIBOR. The annual commitment fee to maintain the Credit Facility is 0.15% and is incurred on the unused portion of the Credit Facility and is allocated to all participating funds pro rata based on their respective net assets. Effective August 14, 2018, this agreement has been amended and restated for a term of 364 days, unless extended.

FEBRUARY 28, 2019	J.P. MORGAN INCOME FUNDS	393

NOTES TO FINANCIAL STATEMENTS

AS OF FEBRUARY 28, 2019 (continued)

The Funds had no borrowings outstanding from the Credit Facility at February 28, 2019. Average borrowings from the Credit Facility during the year ended February 28, 2019 were as follows (amounts in thousands, except number of days outstanding):

	Average Borrowings	Average Interest Rate Paid	Number of Days Outstanding	Interest Paid
Core Bond Fund	$23,500	3.38%	1	$2

7. Risks, Concentrations and Indemnifications

In the normal course of business, the Funds enter into contracts that contain a variety of representations which provide general indemnifications. Each Fund’s maximum exposure under these arrangements is unknown. The amount of exposure would depend on future claims that may be brought against each Fund. However, based on experience, the Funds expect the risk of loss to be remote.

As of February 28, 2019, J.P. Morgan Investor Funds and JPMorgan SmartRetirement Funds, which are affiliated funds of funds, owned in the aggregate, shares representing more than 10% of the net assets of certain Funds as follows:

	J.P. Morgan Investor Funds	JPMorgan SmartRetirement Funds
Core Bond Fund	—%	24.4%
Core Plus Bond Fund	—	28.1
High Yield Fund	—	23.7
Income Fund	13.0	—
Inflation Managed Bond Fund	15.0	44.7
Limited Duration Bond Fund	47.1	—

As of February 28, 2019, the Funds had individual shareholder and/or omnibus accounts which owned more than 10% of the respective Fund’s outstanding shares as follows:

	Number of individual shareholder and/or Affiliated Omnibus Accounts	% of the Fund	Number of individual shareholder and/or Non-affiliated Omnibus Accounts	% of the Fund
Core Bond Fund	1	13.7%	—	—%
Core Plus Bond Fund	1	13.2	1	10.6
Government Bond Fund	—	—	1	19.8
High Yield Fund	1	10.7	1	10.6
Income Fund	2	35.5	2	39.8
Inflation Managed Bond Fund	2	37.3	1	17.3
Limited Duration Bond Fund	2	43.4	—	—
Short Duration Bond Fund	1	38.5	2	27.2
Short Duration Core Plus Fund	1	22.4	3	54.1

Significant shareholder transactions by these shareholders may impact the Funds’ performance.

The Funds are subject to risks associated with securities with contractual cash flows including asset-backed and mortgage-related securities such as collateralized mortgage obligations, mortgage pass-through securities and commercial mortgage-backed securities, including securities backed by sub-prime mortgage loans. The value, liquidity and related income of these securities are sensitive to changes in economic conditions, including real estate value, pre-payments, delinquencies and/or defaults, and may be adversely affected by shifts in the market’s perception of the issuers and changes in interest rates.

Core Plus Bond Fund, High Yield Fund, Income Fund and Short Duration Core Plus Fund invest in high yield securities that are not rated or rated below investment grade (commonly known as “junk bonds”). These securities are considered to be high risk investments. Investments in lower-rated securities or unrated securities of comparable quality tend to be more sensitive to economic conditions than higher rated securities. Junk bonds involve a greater risk of default by the issuer because such securities are generally unsecured and are often subordinated to other creditors’ claims. The market price of these securities can change suddenly and unexpectedly. As a result, the Funds are intended for investors who are able and willing to assume a high degree of risk.

A significant portion of the Funds’ (except High Yield Fund) investments are comprised of asset-backed or mortgage-related securities, including securities backed by sub-prime mortgages.

High Yield Fund may invest up to 100% of the Funds’ total assets in below investment grade securities or unrated securities that JPMIM deems to be of equivalent quality. Such securities may include so called “distressed debt”.

The Funds are subject to the risk that, should the Funds decide to sell an illiquid investment when a ready buyer is not available at a price the Funds deem to be representative of its value, the value of the Funds’ net assets could be adversely affected.

394	J.P. MORGAN INCOME FUNDS	FEBRUARY 28, 2019

Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic and market conditions and could result in losses that significantly exceed the Funds’ original investment. Many derivatives create leverage thereby causing the Funds to be more volatile than they would have been if they had not used derivatives. Certain derivatives also expose the Funds to counterparty risk (the risk that the derivative counterparty will not fulfill its contractual obligations), including credit risk of the derivative counterparty.

The Funds are also subject to counterparty credit risk, which is the risk that a counterparty fails to perform on agreements with the Funds such as swap contracts and forward foreign currency exchange contracts.

The Funds are subject to interest rate and credit risk. The value of debt securities may decline as interest rates increase. The Funds could lose money if the issuer of a fixed income security is unable to pay interest or repay principal when it is due. The Funds invest in floating rate loans and other floating rate debt securities. Although these investments are generally less sensitive to interest rate changes than other fixed rate instruments, the value of floating rate loans and other floating rate investments may decline if their interest rates do not rise as quickly, or as much, as general interest rates. Many factors can cause interest rates to rise. Some examples include central bank monetary policy, rising inflation rates and general economic conditions. Given that the Federal Reserve has been raising interest rates, the Funds may face a heightened level of interest rate risk. The ability of the issuers of debt to meet their obligations may be affected by the economic and political developments in a specific industry or region.

Core Bond Fund, Core Plus Bond Fund, High Yield Fund and Short Duration Core Plus Fund invest in interest bearing notes with preferred security characteristics. These securities may include provisions that permit the issuer, in its discretion, to defer or omit distributions for a certain period of time.

8. New Accounting Pronouncements

In March 2017, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) 2017-08 Premium Amortization on Purchased Callable Debt Securities, which shortens the premium amortization period for purchased non-contingently callable debt securities. ASU 2017-08 requires that the premium be amortized to the earliest call date, for purchased non-contingently callable debt securities. ASU 2017-08 is effective for the fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. Management has evaluated the implications of these changes and the amendments will have no effect on the Funds’ net assets or results of operations.

In August 2018, the FASB issued ASU 2018-13 Fair Value Measurement (Topic 820): Disclosure Framework — Changes to the Disclosure Requirements for Fair Value Measurement, which adds, removes, and modifies certain aspects of the fair value disclosure. ASU 2018-13 amendments are the result of a broader disclosure project, FASB Concepts Statement Conceptual Framework for Financial Reporting — Chapter 8: Notes to Financial Statements, to improve the effectiveness of the fair value disclosure requirements. ASU 2018-13 is effective for the fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019; early adoption is permitted. Management has evaluated the implications of these changes and the amendments are included in the financial statements, which had no effect to the Funds’ net assets or results of operation.

In August 2018, the SEC adopted their Disclosure Update and Simplification Rule (the “Rule”). The Rule is part of the SEC’s overall project to improve disclosure effectiveness by amending certain disclosure requirements that have become redundant, duplicative, overlapping, outdated, or superseded in light of other SEC disclosure requirements, U.S. GAAP, or changes in the information environment. The amendments are intended to facilitate the disclosure of information to investors and simplify compliance without significantly altering the total mix of information provided to investors. Management has evaluated the implications of these changes and the amendments are included in the financial statements, which had no effect on the Funds’ net assets or results of operation.

FEBRUARY 28, 2019	J.P. MORGAN INCOME FUNDS	395

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Boards of Trustees of JPMorgan Trust I and JPMorgan Trust II and Shareholders of JPMorgan Core Bond Fund, JPMorgan Core Plus Bond Fund, JPMorgan Government Bond Fund, JPMorgan High Yield Fund, JPMorgan Income Fund, JPMorgan Inflation Managed Bond Fund, JPMorgan Limited Duration Bond Fund, JPMorgan Mortgage-Backed Securities Fund, JPMorgan Short Duration Bond Fund and JPMorgan Short Duration Core Plus Fund

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of portfolio investments, of JPMorgan Income Fund, JPMorgan Inflation Managed Bond Fund and JPMorgan Short Duration Core Plus Fund (three of the funds constituting JPMorgan Trust I) and JPMorgan Core Bond Fund, JPMorgan Core Plus Bond Fund, JPMorgan Government Bond Fund, JPMorgan High Yield Fund, JPMorgan Limited Duration Bond Fund, JPMorgan Mortgage-Backed Securities Fund and JPMorgan Short Duration Bond Fund (seven of the funds constituting JPMorgan Trust II) (hereafter collectively referred to as the “Funds”) as of February 28, 2019, the related statements of operations and cash flows (for JPMorgan Income Fund and JPMorgan Mortgage-Backed Securities Fund) for the year ended February 28, 2019, the statements of changes in net assets for each of the two years in the period ended February 28, 2019, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of February 28, 2019, the results of each of their operations and the cash flows (for JPMorgan Income Fund and JPMorgan Mortgage-Backed Securities Fund) for the year then ended, the changes in each of their net assets for each of the two years in the period ended February 28, 2019 and each of the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included physical inspection of securities owned as of February 28, 2019 and held by the custodian and confirmation of securities owned as of February 28, 2019 by correspondence with the custodian, transfer agent, agent banks and brokers; when replies were not received from agent banks and brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/PricewaterhouseCoopers LLP

New York, New York

April 26, 2019

We have served as the auditor of one or more investment companies in the JPMorgan Funds complex since 1993.

396	J.P. MORGAN INCOME FUNDS	FEBRUARY 28, 2019

TRUSTEES

(Unaudited)

The Funds’ Statement of Additional Information includes additional information about the Funds’ Trustees and is available, without charge, upon request by calling 1-800-480-4111 or on the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

Name (Year of Birth); Positions With the Funds (1)	Principal Occupation During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee (2)	Other Directorships Held During the Past 5 Years
Independent Trustees

John F. Finn (1947); Trustee of Trusts since 2005; Trustee of heritage One Group Mutual Funds since 1998.	Chairman and Chief Executive Officer, Gardner, Inc. (supply chain management company serving industrial and consumer markets) (serving in various roles 1974-present).	137	Director, Greif, Inc. (GEF) (industrial package products and services) (2007-present); Trustee, Columbus Association for the Performing Arts (1988-present); Director, Cardinal Health, Inc. (CAH) (1994-2014).

Stephen P. Fisher (1959); Trustee of Trust since 2018.	Retired; Chairman and Chief Executive Officer, NYLIFE Distributors LLC (registered broker-dealer) (serving in various roles 2008-2013); Chairman, NYLIM Service Company LLC (transfer agent) (2008-2017); New York Life Investment Management LLC (registered investment adviser) (serving in various roles 2005-2017); Chairman, IndexIQ Advisors LLC (registered investment adviser for ETFs) (2014-2017); President, MainStay VP Funds Trust (2007-2017), MainStay DefinedTerm Municipal Opportunities Fund (2011-2017) and MainStay Funds Trust (2007-2017) (registered investment companies).	137	Advisory Board Member, Scholarship Committee Member and Investment Committee Member, The First Tee of Plainfield (non-profit youth sports organization that provides need-based scholarships) (2014-present); Honors Program Advisory Board Member, The Zicklin School of Business, Baruch College, The City University of New York (2017-present).

Kathleen M. Gallagher (1958); Trustee of the Trusts since 2018.	Retired; Chief Investment Officer — Benefit Plans, Ford Motor Company (serving in various roles 1985-2016).	137	Non-Executive Director, Legal & General Investment Management (Holdings) and Legal & General Investment Management America (financial services and insurance) (2017-present); Advisory Board Member, OCIO Board of State Street Global Advisors (2017-present); Member, Client Advisory Council, Financial Engines, LLC (registered investment adviser) (2011-2016); Director, Ford Pension Funds Investment Management Ltd. (2007-2016).

Dr. Matthew Goldstein (1941); Chairman since 2013; Trustee of Trusts since 2005; Trustee of heritage J.P. Morgan Funds since 2003.	Chancellor Emeritus, City University of New York (2015-present); Professor, City University of New York (2013-present); Chancellor, City University of New York (1999-2013); President, Adelphi University (New York) (1998-1999).	137	Trustee, Museum of Jewish Heritage (2011-present); Trustee, National Museum of Mathematics (present); Chair, Association of College and University Administrators (present).

Dennis P. Harrington* (1950); Trustee of Trusts since 2017.	Retired; Partner, Deloitte LLP (accounting firm) (serving in various roles 1984-2012).	137	None

Frankie D. Hughes (1952); Trustee of Trusts since 2008.	President, Ashland Hughes Properties (property management) (2014-present); President and Chief Investment Officer, Hughes Capital Management, Inc. (fixed income asset management) (1993-2014).	137	None

FEBRUARY 28, 2019	J.P. MORGAN INCOME FUNDS	397

TRUSTEES

(Unaudited) (continued)

Name (Year of Birth); Positions With the Funds (1)	Principal Occupation During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee (2)	Other Directorships Held During the Past 5 Years
Independent Trustees (continued)

Raymond Kanner** (1953); Trustee of Trusts since 2017.	Retired; Managing Director & Chief Investment Officer, IBM Retirement Funds (2007-2016).	137	Advisory Board Member, Los Angeles Capital (2018-present); Advisory Board Member, State Street Global Advisors OCIO Board (2017-present); Acting Executive Director, Committee on Investment of Employee Benefit Assets (CIEBA) (2016-2017); Advisory Board Member, Betterment for Business (robo advisor) (2016-2017); Advisory Board Member, Blue Star Indexes (index creator) (2013-2017); Director, Emerging Markets Growth Fund (registered investment company) (1997-2016); Member, Russell Index Client Advisory Board (2001-2015).

Peter C. Marshall (1942); Trustee of Trusts since 2005; Trustee of heritage One Group Mutual Funds since 1985.	Self-employed business consultant (2002-present).	137	None

Mary E. Martinez (1960); Trustee of Trusts since 2013.	Associate, Special Properties, a Christie’s International Real Estate Affiliate (2010-present); Managing Director, Bank of America (Asset Management) (2007-2008); Chief Operating Officer, U.S. Trust Asset Management, U.S. Trust Company (asset management) (2003-2007); President, Excelsior Funds (registered investment companies) (2004-2005).	137	None

Marilyn McCoy (1948); Trustee of Trusts since 2005; Trustee of heritage One Group Mutual Funds since 1999.	Vice President of Administration and Planning, Northwestern University (1985-present).	137	None

Mitchell M. Merin (1953); Trustee of Trusts since 2013.	Retired; President and Chief Operating Officer, Morgan Stanley Investment Management, Member Morgan Stanley & Co. Management Committee (registered investment adviser) (1985-2005).	137	Director, Sun Life Financial (SLF) (financial services and insurance) (2007-2013).

Dr. Robert A. Oden, Jr. (1946); Trustee of Trusts since 2005; Trustee of heritage One Group Mutual Funds since 1997.	Retired; President, Carleton College (2002-2010); President, Kenyon College (1995-2002).	137	Trustee, Trout Unlimited (2017-present); Trustee, American Museum of Fly Fishing (2013-present); Vice Chair, Dartmouth-Hitchcock Medical Center (2011-present); Trustee, American University in Cairo (1999-2014).

Marian U. Pardo*** (1946); Trustee of Trusts since 2013.	Managing Director and Founder, Virtual Capital Management LLC (investment consulting) (2007-present); Managing Director, Credit Suisse Asset Management (portfolio manager) (2003-2006).	137	President and Member, Board of Governors, Columbus Citizens Foundation (not-for-profit supporting philanthropic and cultural programs) (2006-present).

398	J.P. MORGAN INCOME FUNDS	FEBRUARY 28, 2019

(1)	The Trustees serve for an indefinite term, subject to the Trusts’ current retirement policy, which is age 78 for all Trustees.

(2)

A Fund Complex means two or more registered investment companies that hold themselves out to investors as related companies for purposes of investment and investor services or have a common investment adviser or have an investment adviser that is an affiliated person of the investment adviser of any of the other registered investment companies. The J.P. Morgan Funds Complex for which the Boards of Trustees serve currently includes eleven registered investment companies (137 funds).

*

Two family members of Mr. Harrington are partner and managing director, respectively, of the Funds’ independent registered public accounting firm. Such firm has represented to the Boards that those family members are not involved in the audit of the Funds’ financial statements and do not provide other services to the Funds. The Boards have concluded that such association does not interfere with Mr. Harrington’s exercise of independent judgment as an Independent Trustee.

**

A family member of Mr. Kanner is employed by JPMorgan Chase Bank, which is affiliated with JPMIM and JPMDS. In that capacity, this employee provides services to various JPMorgan affiliates including JPMIM and JPMDS and for which JPMIM and JPMDS bear some portion of the expense thereof.

***

In connection with prior employment with JPMorgan Chase, Ms. Pardo was the recipient of non-qualified pension plan payments from JPMorgan Chase in the amount of approximately $2,055 per month, which she irrevocably waived effective January 1, 2013, and deferred compensation payments from JPMorgan Chase in the amount of approximately $7,294 per year, which ended in January 2013. In addition, Ms. Pardo receives payments from a fully-funded qualified plan, which is not an obligation of JPMorgan Chase.

The contact address for each of the Trustees is 277 Park Avenue, New York, NY 10172.

FEBRUARY 28, 2019	J.P. MORGAN INCOME FUNDS	399

OFFICERS

(Unaudited)

Name (Year of Birth), Positions Held with the Trust (Since)	Principal Occupations During Past 5 Years

Brian S. Shlissel (1964), President and Principal Executive Officer (2016)	Managing Director and Chief Administrative Officer for J.P. Morgan pooled vehicles, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) (2014–present); Managing Director and Head of Mutual Fund Services, Allianz Global Investors; President and Chief Executive Officer, Allianz Global Investors Mutual Funds and PIMCO Closed-End Funds (1999-2014).

Timothy J. Clemens (1975), Treasurer and Principal Financial Officer (2018)*	Executive Director, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since February 2016; Vice President, JPMorgan Funds Management, Inc. from October 2013 to January 2016.

Noah Greenhill (1969), Secretary (2018)*	Managing Director and General Counsel, JPMorgan Asset Management (2015 – present); Managing Director and General Counsel, JPMorgan Global Alternative Funds (2012-2015).

Stephen M. Ungerman (1953), Chief Compliance Officer (2005)	Managing Director, JPMorgan Chase & Co.; Mr. Ungerman has been with JPMorgan Chase & Co. since 2000.

Elizabeth A. Davin (1964), Assistant Secretary (2005)**	Executive Director and Assistant General Counsel, JPMorgan Chase since February 2012; formerly Vice President and Assistant General Counsel, JPMorgan Chase from 2005 to February 2012; Senior Counsel, JPMorgan Chase (formerly Bank One Corporation) from 2004 to 2005.

Jessica K. Ditullio (1962), Assistant Secretary (2005)**	Executive Director and Assistant General Counsel, JPMorgan Chase. Ms. Ditullio has been with JPMorgan Chase (formerly Bank One Corporation) since 1990.

Anthony Geron (1971), Assistant Secretary (2018)*	Vice President and Assistant General Counsel, JPMorgan Chase since September 2018; Lead Director and Counsel, AXA Equitable Life Insurance Company from 2015 to 2018 and Senior Director and Counsel, AXA Equitable Life Insurance Company from 2014 to 2015; Associate, Willkie Farr & Gallagher (law firm) from 2007 to 2014.

Carmine Lekstutis (1980), Assistant Secretary (2011)*	Executive Director and Assistant General Counsel, JPMorgan Chase since February 2015; formerly Vice President and Assistant General Counsel, JPMorgan Chase from 2011 to February 2015.

Gregory S. Samuels (1980), Assistant Secretary (2010)*	Executive Director and Assistant General Counsel, JPMorgan Chase since 2014; formerly Vice President and Assistant General Counsel, JPMorgan Chase from 2010 to February 2014.

Pamela L. Woodley (1971), Assistant Secretary (2012)*	Vice President and Assistant General Counsel, JPMorgan Chase since November 2004.

Zachary E. Vonnegut-Gabovitch (1986), Assistant Secretary (2017)*	Vice President and Assistant General Counsel, JPMorgan Chase since September 2016; Associate, Morgan, Lewis & Bockius (law firm) from 2012 to 2016.

Michael M. D’Ambrosio (1969), Assistant Treasurer (2012)	Managing Director, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since May 2014; formerly Executive Director, JPMorgan Funds Management, Inc. from 2012 to May 2014.

Shannon Gaines (1977), Assistant Treasurer (2018)**	Vice President, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since January 2014.

Jeffrey D. House (1972), Assistant Treasurer (2017)**	Vice President, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since July 2006.

Lauren A. Paino (1973), Assistant Treasurer (2014)*	Executive Director, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since August 2013.

Joseph Parascondola (1963), Assistant Treasurer (2011)*	Vice President, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since August 2006.

Gillian I. Sands (1969), Assistant Treasurer (2012)*	Vice President, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since September 2012.

The contact address for each of the officers, unless otherwise noted, is 277 Park Avenue, New York, NY 10172.

*	The contact address for the officer is 4 New York Plaza, New York, NY 10004.

**	The contact address for the officer is 1111 Polaris Parkway, Columbus, OH 43240.

400	J.P. MORGAN INCOME FUNDS	FEBRUARY 28, 2019

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited)

Hypothetical $1,000 Investment

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these ongoing costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in each Class at the beginning of the reporting period, September 1, 2018, and continued to hold your shares at the end of the reporting period, February 28, 2019.

Actual Expenses

For each Class of each Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value September 1, 2018	Ending Account Value February 28, 2019	Expenses Paid During the Period*	Annualized Expense Ratio
JPMorgan Core Bond Fund
Class A
Actual	$1,000.00	$1,018.40	$3.75	0.75%
Hypothetical	1,000.00	1,021.08	3.76	0.75
Class C
Actual	1,000.00	1,014.40	6.74	1.35
Hypothetical	1,000.00	1,018.10	6.76	1.35
Class I
Actual	1,000.00	1,019.70	2.50	0.50
Hypothetical	1,000.00	1,022.32	2.51	0.50
Class R2
Actual	1,000.00	1,016.70	5.50	1.10
Hypothetical	1,000.00	1,019.34	5.51	1.10
Class R3
Actual	1,000.00	1,017.80	4.25	0.85
Hypothetical	1,000.00	1,020.58	4.26	0.85
Class R4
Actual	1,000.00	1,018.30	3.00	0.60
Hypothetical	1,000.00	1,021.82	3.01	0.60
Class R5
Actual	1,000.00	1,019.10	2.25	0.45
Hypothetical	1,000.00	1,022.56	2.26	0.45
Class R6
Actual	1,000.00	1,019.50	1.75	0.35
Hypothetical	1,000.00	1,023.06	1.76	0.35

FEBRUARY 28, 2019	J.P. MORGAN INCOME FUNDS	401

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited) (continued)

Hypothetical $1,000 Investment

	Beginning Account Value September 1, 2018	Ending Account Value February 28, 2019	Expenses Paid During the Period*	Annualized Expense Ratio
JPMorgan Core Plus Bond Fund
Class A
Actual	$1,000.00	$1,020.00	$3.71	0.74%
Hypothetical	1,000.00	1,021.12	3.71	0.74
Class C
Actual	1,000.00	1,016.60	6.95	1.39
Hypothetical	1,000.00	1,017.90	6.95	1.39
Class I
Actual	1,000.00	1,021.50	2.26	0.45
Hypothetical	1,000.00	1,022.56	2.26	0.45
Class L
Actual	1,000.00	1,021.30	2.41	0.48
Hypothetical	1,000.00	1,022.41	2.41	0.48
Class R2
Actual	1,000.00	1,018.00	5.70	1.14
Hypothetical	1,000.00	1,019.14	5.71	1.14
Class R3
Actual	1,000.00	1,019.30	4.46	0.89
Hypothetical	1,000.00	1,020.38	4.46	0.89
Class R4
Actual	1,000.00	1,020.60	3.21	0.64
Hypothetical	1,000.00	1,021.62	3.21	0.64
Class R5
Actual	1,000.00	1,021.30	2.41	0.48
Hypothetical	1,000.00	1,022.41	2.41	0.48
Class R6
Actual	1,000.00	1,021.80	1.96	0.39
Hypothetical	1,000.00	1,022.86	1.96	0.39

JPMorgan Government Bond Fund
Class A
Actual	1,000.00	1,017.50	3.70	0.74
Hypothetical	1,000.00	1,021.12	3.71	0.74
Class C
Actual	1,000.00	1,014.50	6.69	1.34
Hypothetical	1,000.00	1,018.15	6.71	1.34
Class I
Actual	1,000.00	1,018.90	2.35	0.47
Hypothetical	1,000.00	1,022.46	2.36	0.47
Class R2
Actual	1,000.00	1,015.80	5.45	1.09
Hypothetical	1,000.00	1,019.39	5.46	1.09
Class R3
Actual	1,000.00	1,017.10	4.20	0.84
Hypothetical	1,000.00	1,020.63	4.21	0.84
Class R4
Actual	1,000.00	1,017.30	2.95	0.59
Hypothetical	1,000.00	1,021.87	2.96	0.59
Class R6
Actual	1,000.00	1,019.60	1.70	0.34
Hypothetical	1,000.00	1,023.11	1.71	0.34

402	J.P. MORGAN INCOME FUNDS	FEBRUARY 28, 2019

	Beginning Account Value September 1, 2018	Ending Account Value February 28, 2019	Expenses Paid During the Period*	Annualized Expense Ratio
JPMorgan High Yield Fund
Class A
Actual	$1,000.00	$1,017.70	$4.95	0.99%
Hypothetical	1,000.00	1,019.89	4.96	0.99
Class C
Actual	1,000.00	1,013.80	7.44	1.49
Hypothetical	1,000.00	1,017.41	7.45	1.49
Class I
Actual	1,000.00	1,018.90	3.70	0.74
Hypothetical	1,000.00	1,021.12	3.71	0.74
Class R2
Actual	1,000.00	1,016.00	6.70	1.34
Hypothetical	1,000.00	1,018.15	6.71	1.34
Class R3
Actual	1,000.00	1,015.80	5.45	1.09
Hypothetical	1,000.00	1,019.39	5.46	1.09
Class R4
Actual	1,000.00	1,018.40	4.20	0.84
Hypothetical	1,000.00	1,020.63	4.21	0.84
Class R5
Actual	1,000.00	1,019.10	3.45	0.69
Hypothetical	1,000.00	1,021.37	3.46	0.69
Class R6
Actual	1,000.00	1,018.30	2.95	0.59
Hypothetical	1,000.00	1,021.87	2.96	0.59

JPMorgan Income Fund
Class A
Actual	1,000.00	1,032.40	3.23	0.64
Hypothetical	1,000.00	1,021.62	3.21	0.64
Class C
Actual	1,000.00	1,029.50	5.99	1.19
Hypothetical	1,000.00	1,018.89	5.96	1.19
Class I
Actual	1,000.00	1,032.70	1.97	0.39
Hypothetical	1,000.00	1,022.86	1.96	0.39
Class R6
Actual	1,000.00	1,033.80	2.02	0.40
Hypothetical	1,000.00	1,022.81	2.01	0.40

JPMorgan Inflation Managed Bond Fund
Class A
Actual	1,000.00	999.70	3.72	0.75
Hypothetical	1,000.00	1,021.08	3.76	0.75
Class C
Actual	1,000.00	996.40	6.93	1.40
Hypothetical	1,000.00	1,017.85	7.00	1.40
Class I
Actual	1,000.00	1,001.40	2.98	0.60
Hypothetical	1,000.00	1,021.82	3.01	0.60
Class R5
Actual	1,000.00	1,000.60	2.73	0.55
Hypothetical	1,000.00	1,022.07	2.76	0.55
Class R6
Actual	1,000.00	1,001.00	2.33	0.47
Hypothetical	1,000.00	1,022.46	2.36	0.47

FEBRUARY 28, 2019	J.P. MORGAN INCOME FUNDS	403

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited) (continued)

Hypothetical $1,000 Investment

	Beginning Account Value September 1, 2018	Ending Account Value February 28, 2019	Expenses Paid During the Period*	Annualized Expense Ratio
JPMorgan Limited Duration Bond Fund
Class A
Actual	$1,000.00	$1,013.30	$3.39	0.68%
Hypothetical	1,000.00	1,021.42	3.41	0.68
Class C
Actual	1,000.00	1,011.00	5.88	1.18
Hypothetical	1,000.00	1,018.94	5.91	1.18
Class I
Actual	1,000.00	1,014.50	2.15	0.43
Hypothetical	1,000.00	1,022.66	2.16	0.43
Class R6
Actual	1,000.00	1,015.50	1.15	0.23
Hypothetical	1,000.00	1,023.65	1.15	0.23

JPMorgan Mortgage-Backed Securities Fund
Class A
Actual	1,000.00	1,022.50	3.26	0.65
Hypothetical	1,000.00	1,021.57	3.26	0.65
Class C
Actual	1,000.00	1,019.80	5.76	1.15
Hypothetical	1,000.00	1,019.09	5.76	1.15
Class I
Actual	1,000.00	1,024.50	2.01	0.40
Hypothetical	1,000.00	1,022.81	2.01	0.40
Class R6
Actual	1,000.00	1,024.30	1.25	0.25
Hypothetical	1,000.00	1,023.55	1.25	0.25

JPMorgan Short Duration Bond Fund
Class A
Actual	1,000.00	1,013.70	3.99	0.80
Hypothetical	1,000.00	1,020.83	4.01	0.80
Class C
Actual	1,000.00	1,012.00	6.49	1.30
Hypothetical	1,000.00	1,018.35	6.51	1.30
Class I
Actual	1,000.00	1,015.80	2.75	0.55
Hypothetical	1,000.00	1,022.07	2.76	0.55
Class R6
Actual	1,000.00	1,017.10	1.50	0.30
Hypothetical	1,000.00	1,023.31	1.51	0.30

JPMorgan Short Duration Core Plus Fund
Class A
Actual	1,000.00	1,019.80	3.16	0.63
Hypothetical	1,000.00	1,021.67	3.16	0.63
Class C
Actual	1,000.00	1,017.40	5.65	1.13
Hypothetical	1,000.00	1,019.19	5.66	1.13
Class I
Actual	1,000.00	1,021.10	1.90	0.38
Hypothetical	1,000.00	1,022.91	1.91	0.38
Class R6
Actual	1,000.00	1,021.30	1.60	0.32
Hypothetical	1,000.00	1,023.21	1.61	0.32

*	Expenses are equal to each Class’ respective annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

404	J.P. MORGAN INCOME FUNDS	FEBRUARY 28, 2019

TAX LETTER

(Unaudited)

Certain tax information for the J.P. Morgan Funds is required to be provided to shareholders based upon the Funds’ income and distributions for the taxable year ended February 28, 2019. The information and distributions reported in this letter may differ from the information and taxable distributions reported to the shareholders for the calendar year ending December 31, 2019. The information necessary to complete your income tax returns for the calendar year ending December 31, 2019 will be provided under separate cover.

Long-Term Capital Gain

The Fund listed below distributed the following amount, or maximum allowable amount, of long-term capital gain dividends for the fiscal year ended February 28, 2019 (amounts in thousands):

Long-Term Capital Gain Distribution
JPMorgan Core Bond Fund	$26,705

Qualified Interest Income (QII)

Each Fund listed below paid the following amount, or the maximum allowable amount, of ordinary distributions treated as qualified interest income for the fiscal year ended February 28, 2019 (amounts in thousands):

Qualified Interest Income
JPMorgan Core Bond Fund	$763,475
JPMorgan Core Plus Bond Fund	365,596
JPMorgan Government Bond Fund	32,963
JPMorgan High Yield Fund	392,107
JPMorgan Limited Duration Bond Fund	23,620
JPMorgan Short Duration Bond Fund	60,052

Treasury Income

Each Fund listed below had the following percentage, or the maximum allowable percentage, of income earned from direct U.S. Treasury Obligations for the fiscal year ended February 28, 2019:

Income from U.S. Treasury Obligations
JPMorgan Core Bond Fund	23.12%
JPMorgan Core Plus Bond Fund	13.28
JPMorgan Government Bond Fund	31.63
JPMorgan High Yield Fund	0.03
JPMorgan Income Fund	0.42
JPMorgan Inflation Managed Bond Fund	16.41
JPMorgan Mortgage-Backed Securities Fund	2.34
JPMorgan Short Duration Bond Fund	34.62
JPMorgan Short Duration Core Plus Fund	21.52

FEBRUARY 28, 2019	J.P. MORGAN INCOME FUNDS	405

Rev. January 2011

FACTS	WHAT DOES J.P. MORGAN FUNDS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

◾  Social Security number and account balances

◾  transaction history and account transactions

◾  checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons J.P. Morgan Funds chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does J.P. Morgan Funds share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes — information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes — information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 1-800-480-4111 or go to www.jpmorganfunds.com

Who we are
Who is providing this notice?	J.P. Morgan Funds

What we do
How does J.P. Morgan Funds protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. We authorize our employees to access your information only when they need it to do their work and we require companies that work for us to protect your information.
How does J.P. Morgan Funds collect my personal information?

We collect your personal information, for example, when you:

◾  open an account or provide contact information

◾  give us your account information or pay us by check

◾  make a wire transfer

We also collect your personal information from others, such as credit bureaus, affiliates and other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

◾  sharing for affiliates’ everyday business purposes – information about your creditworthiness

◾  affiliates from using your information to market to you

◾  sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ◾ J.P. Morgan Funds does not share with our affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ◾ J.P. Morgan Funds does not share with nonaffiliates so they can market to you.
Joint Marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ◾ J.P. Morgan Funds doesn’t jointly market.

J.P. Morgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

Contact JPMorgan Distribution Services, Inc. at 1-800-480-4111 for a fund prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

Investors may obtain information about the Securities Investor Protection Corporation (SIPC), including the SIPC brochure, by visiting www.sipc.org or by calling SIPC at 202-371-8300.

Each Fund files a complete schedule of its fund holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at http://www.sec.gov. Shareholders may request the Form N-Q without charge by calling 1-800-480-4111 or by visiting the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

A description of each Fund’s policies and procedures with respect to the disclosure of each Fund’s holdings is available in the prospectuses and Statement of Additional Information.

A copy of proxy policies and procedures is available without charge upon request by calling 1-800-480-4111 and on the Funds’ website at www.jpmorganfunds.com. A description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Funds to the Adviser. A copy of the Funds’ voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Funds’ website at www.jpmorganfunds.com no later than August 31 of each year. The Funds’ proxy voting record will include, among other things, a brief description of the matter voted on for each fund security, and will state how each vote was cast, for example, for or against the proposal.

J.P. Morgan Asset Management is the marketing name for the asset management businesses of JPMorgan Chase & Co. Those businesses include, but are not limited to, J.P. Morgan Investment Management Inc., Security Capital Research & Management Incorporated and J.P. Morgan Alternative Asset Management, Inc.

© JPMorgan Chase & Co., 2019. All rights reserved. February 2019.	AN-INC2-219

ITEM 2. CODE OF ETHICS.

Disclose whether, as of the end of the period covered by the report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. If the registrant has not adopted such a code of ethics, explain why it has not done so.

The registrant must briefly describe the nature of any amendment, during the period covered by the report, to a provision of its code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item. The registrant must file a copy of any such amendment as an exhibit pursuant to Item 13(a)(1), unless the registrant has elected to satisfy paragraph (f) of this Item by positing its code of ethics on its website pursuant to paragraph (f)(2) of this Item, or by undertaking to provide its code of ethics to any person without charge, upon request, pursuant to paragraph (f)(3) of this Item.

If the registrant has, during the period covered by the report, granted a waiver, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or third party, that relates to one or more items set forth in paragraph (b) of this Item, the registrant must briefly describe the nature of the waiver, the name of the person to whom the waiver was granted, and the date of the waiver.

The Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer and principal financial officer. There were no amendments to the code of ethics or waivers granted with respect to the code of ethics in the period covered by the report.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a) (1)	Disclose that the registrant’s board of directors has determined that the registrant either:

(i)	Has at least one audit committee financial expert serving on its audit committee; or

(ii)	Does not have an audit committee financial expert serving on its audit committee.

The Registrant’s Board of Trustees has determined that the Registrant has at least one audit committee financial expert serving on its audit committee. The Securities and Exchange Commission has stated that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liabilities that are greater than the duties, obligations and liabilities imposed on such person as a member of the Audit Committee and the Board of Trustees in the absence of such designation or identification.

(2) If the registrant provides the disclosure required by paragraph (a)(1)(i) of this Item, it must disclose the name of the audit committee financial expert and whether that person is “independent.” In order to be considered “independent” for purposes of this Item, a member of an audit committee may not, other than in his or her capacity as a member of the audit committee, the board of directors, or any other board committee:

(i)	Accept directly or indirectly any consulting, advisory, or other compensatory fee from the issuer; or

(ii)	Be an “interested person” of the investment company as defined in Section 2(a)(19) of the Act (15 U.S.C. 80a-2(a)(19)).

The audit committee financial expert is Dennis P. Harrington. He is not an “interested person” of the Registrant and is also “independent” as defined by the U.S. Securities and Exchange Commission for purposes of audit committee financial expert determinations.

(3) If the registrant provides the disclosure required by paragraph (a)(1)(ii) of this Item, it must explain why it does not have an audit committee financial expert.

Not applicable.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Disclose, under the caption Audit Fees, the aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

AUDIT FEES

2019 – $895,526

2018 – $948,146

(b) Disclose, under the caption Audit-Related Fees, the aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

AUDIT-RELATED FEES

2019 – $103,470

2018 – $114,450

Audit-related fees consists of semi-annual financial statement reviews and security count procedures performed as required under Rule 17f-2 of the Investment Company Act of 1940 during the Registrant’s fiscal year.

(c) Disclose, under the caption Tax Fees, the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

TAX FEES

2019 – $166,249

2018 – $ 182,315

The tax fees consist of fees billed in connection with preparing the federal regulated investment company income tax returns for the Registrant for the tax years ended February 28, 2019 and 2018, respectively.

For the last fiscal year, no tax fees were required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

(d) Disclose, under the caption All Other Fees, the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

ALL OTHER FEES

2019 – Not applicable

2018 – Not applicable

(e) (1) Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

Pursuant to the Registrant’s Audit Committee Charter and written policies and procedures for the pre-approval of audit and non-audit services (the “Pre-approval Policy”), the Audit Committee pre-approves all audit and non-audit services performed by the Registrant’s independent public registered accounting firm for the Registrant. In addition, the Audit Committee pre-approves the auditor’s engagement for non-audit services with the Registrant’s investment adviser (not including a sub-adviser whose role is primarily portfolio management and is sub-contracted or overseen by another investment adviser) and any Service Affiliate in accordance with paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, if the engagement relates directly to the operations and financial reporting of the Registrant. Proposed services may be pre-approved either 1) without consideration of specific case-by-case services or 2) require the specific pre-approval of the Audit Committee. Therefore, initially the Pre-approval Policy listed a number of audit and non-audit services that have been approved by the Audit Committee, or which were not subject to pre-approval under the transition provisions of Sarbanes-Oxley Act of 2002 (the “Pre-approval List”). The Audit Committee annually reviews and pre-approves the services included on the Pre-approval List that may be provided by the independent public registered accounting firm without obtaining additional specific pre-approval of individual services from the Audit Committee. The Audit Committee adds to, or subtracts from, the list of general pre-approved services from time to time, based on subsequent determinations. All other audit and non-audit services not on the Pre-approval List must be specifically pre-approved by the Audit Committee.

One or more members of the Audit Committee may be appointed as the Committee’s delegate for the purposes of considering whether to approve such services. Any pre-approvals granted by the delegate will be reported, for informational purposes only, to the Audit Committee at its next scheduled meeting. The Audit Committee’s responsibilities to pre-approve services performed by the independent public registered accounting firm are not delegated to management.

(2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

2019 – 0.0%

2018 – 0.0%

(f) If greater than 50 percent, disclose the percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

Not applicable—Less than 50%.

(g) Disclose the aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant.

The aggregate non-audit fees billed by the independent registered public accounting firm for services rendered to the Registrant, and rendered to Service Affiliates, for the last two calendar year ends were:

2018 - $32.5 million

2017 - $32.3 million

(h) Disclose whether the registrant’s audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

The Registrant’s Audit Committee has considered whether the provision of the non-audit services that were rendered to Service Affiliates that were not pre-approved (not requiring pre-approval) is compatible with maintaining the independent public registered accounting firm’s independence. All services provided by the independent public registered accounting firm to the Registrant or to Service Affiliates that were required to be pre-approved were pre-approved as required.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

(a) If the registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act (17CFR 240.10A-3), state whether or not the registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)). If the registrant has such a committee, however designated, identify each committee member. If the entire board of directors is acting as the registrant’s audit committee as specified in Section 3(a)(58)(B) of the Exchange Act (15 U.S.C. 78c(a)(58)(B)), so state.

(b) If applicable, provide the disclosure required by Rule 10A-3(d) under the Exchange Act (17CFR 240.10A-3(d)) regarding an exemption from the listing standards for all audit committees.

Not applicable.

ITEM 6. INVESTMENTS.

File Schedule I – Investments in securities of unaffiliated issuers as of the close of the reporting period as set forth in Section 210.12-12 of Regulation S-X, unless the schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Included in Item 1.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASE OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Describe any material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14A (17 CFR 240.14a-101), or this Item.

No material changes to report.

ITEM 11. CONTROLS AND PROCEDURES.

(a) Disclose the conclusions of the registrant’s principal executive and principal financial officers, or persons performing similar functions, regarding the effectiveness of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c))) as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Exchange Act (17 CFR 240.13a-15(b) or 240.15d-15(b)).

The Registrant’s principal executive and principal financial officers have concluded, based on their evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant’s disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant’s management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b) Disclose any change in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

There were no changes in the Registrant’s internal control over financial reporting that occurred during the last fiscal quarter covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12. DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 13. EXHIBITS.

(a)	File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit.

Code of Ethics applicable to its Principal Executive and Principal Financial Officers pursuant to Section 406 of the Sarbanes-Oxley Act of 2002 attached hereto.

(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2).

Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 are attached hereto.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.

Not applicable.

(b)	A separate or combined certification for each principal executive officer and principal officer of the registrant as required by Rule 30a-2(b) under the Act of 1940.

Certifications pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

JPMorgan Trust II

By:	/s/ Brian S. Shlissel
Brian S. Shlissel
President and Principal Executive Officer
May 07, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Brian S. Shlissel
Brian S. Shlissel
President and Principal Executive Officer
May 07, 2019

By:	/s/ Timothy J. Clemens
Timothy J. Clemens
Treasurer and Principal Financial Officer
May 07, 2019